UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒   Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

BANK BUILDING CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required.

☐	$125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or Item 22(a)(2) of Rule 14A

☒	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

Bank Building Corporation common stock, no par value per share.

(2)	Aggregate number of securities to which transaction applies:

398,244 shares of Bank Building Corporation common stock, which represents all of the shares of Bank Building Corporation issued and outstanding as of December 31, 2007.

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

Solely for the purpose of calculating the registration fee as of the date of filing of this preliminary proxy statement, the underlying value of the transaction was calculated as the product of (i) the 898,040 shares of Carter Bank & Trust common stock to be issued in the merger (based upon the 398,244 outstanding shares of Bank Building Corporation common stock multiplied by the base exchange ratio of 2.255 shares of Carter Bank & Trust common stock, par value $1.00 per share, for every share of Bank Building stock), (ii) $8.95, the average of the high and low prices of the common stock of Carter Bank & Trust reported on the OTC Bulletin Board on January 14, 2008 and (iii) 0.0000393, the filing fee rate set forth in Fee Rate Advisory #6 for Fiscal Year 2008 (2007-270), in accordance with Rule 0-11(c) under the Securities and Exchange Act of 1934, as amended.

(4)	Proposed maximum aggregate value of transaction:

As of the date of filing this preliminary proxy statement, the proposed maximum aggregate value of the transaction for purposes of calculating the filing fees is $8,037,460.

(5)	Total Fee Paid:

$316.00

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

[BANK BUILDING CORPORATION LETTERHEAD]

[                 ], 2008

Dear Stockholders:

The board of directors of Bank Building Corporation is excited to inform you that on January 8, 2008 Bank Building and Carter Bank & Trust entered into a definitive agreement for Carter Bank to acquire Bank Building pursuant to a merger whereby Bank Building will be merged with and into Carter Bank. Carter Bank will be the surviving corporation following the merger. The merger agreement and related plan of merger were unanimously approved by the members of a special committee of the board of directors of Carter Bank present at the meeting and the board of directors of Bank Building.

Pursuant to the merger agreement and related plan of merger, holders of Bank Building common stock will receive 2.255 shares of Carter Bank common stock for each share of Bank Building common stock they hold as of the record date.1

A special meeting of our stockholders will be held on [March 25], 2008, at 1:00 p.m., local time, to vote on a proposal to approve and adopt the merger agreement and the related plan of merger so that the merger can occur. The special meeting of stockholders will be held at the Bank Services of Virginia Operations Center, 320 College Drive, Martinsville, Virginia 24112. Notice of the special meeting is enclosed. This proxy statement gives you detailed information about the special meeting and the merger and includes the merger agreement and the related plan of merger as Annex A. We encourage you to read the proxy statement, the merger agreement and the related plan of merger carefully.

Your vote is important. We cannot complete the merger unless the holders of two-thirds of the outstanding shares of our common stock on the record date approve and adopt the merger agreement and the related plan of merger. Our board of directors recommends that you vote “FOR” approval and adoption of the merger proposal. The failure of any stockholder to vote on the merger proposal will have the same effect as a vote “AGAINST” the merger. Each of our directors and executive officers has indicated that he or she intends to vote his or her own shares in favor of the merger proposal.

Whether or not you plan to attend the special meeting, please vote your shares promptly by completing, signing and dating the accompanying proxy card and returning it in the enclosed prepaid envelope.

Very truly yours,

Worth Harris Carter, Jr.

Chairman of the Board and President

Neither the Securities and Exchange Commission, the Federal Deposit Insurance Corporation, nor any state securities regulator has approved or disapproved of the Carter Bank common stock to be issued in the merger or determined if this proxy statement/offering circular is accurate or adequate. Any representation to the contrary is a criminal offense. The shares of Carter Bank common stock to be issued in the merger are not savings or deposit accounts or other obligations of any bank or savings association and are not insured by the Federal Deposit Insurance Corporation or any other governmental agency.

This proxy statement/offering circular is dated [                 ], 2008 and is first being mailed to stockholders on or about [                 ], 2008.

[1]

Explanatory Note: The minimum exchange ratio is 2.255 and is subject to upward adjustment pursuant to an appraisal of the real estate assets of Bank Building. The final exchange ratio will be included in this proxy statement prior to mailing to the Bank Building stockholders.

[BANK BUILDING CORPORATION, LOGO]

BANK BUILDING CORPORATION

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON [MARCH 25, 2008]

YOU ARE HEREBY NOTIFIED of and invited to attend a special meeting of stockholders of Bank Building Corporation, a Virginia corporation, to be held at the Bank Services of Virginia Operations Center, 320 College Drive, Martinsville, Virginia 24112, on [March 25], 2008, at 1:00 p.m., local time, for the purpose of considering and voting upon the following:

1.	A proposal to approve and adopt the agreement and plan of merger, dated January 8, 2008, between Carter Bank & Trust and Bank Building Corporation, the plan of merger attached to the agreement and plan of merger, and the transactions contemplated thereby. The agreement and plan of merger and the related plan of merger provide that Bank Building Corporation will merge with and into Carter Bank & Trust, a Virginia state-chartered bank, upon the terms and subject to the conditions set forth in the agreement and plan of merger, as more fully described in the accompanying proxy statement/offering circular. (See Proposal I.)

2.	A proposal to adjourn the meeting to a later date or dates, if necessary, to permit further solicitation of proxies in the event there are not sufficient votes at the time of the meeting to approve the matters to be considered by the stockholders at the meeting, as more fully described in the accompanying proxy statement/offering circular. (See Proposal II.)

Our board of directors has determined that the terms of the merger are fair to and in the best interests of Bank Building Corporation and our stockholders, has approved and adopted the agreement and plan of merger and the related plan of merger, and unanimously recommends that our stockholders vote “FOR” the approval and adoption of the agreement and plan of merger and the related plan of merger.

Our board of directors has fixed the close of business on [                 ], 2008 as the record date for determination of our stockholders entitled to receive notice of and to vote at the special meeting. The special meeting may be adjourned or postponed from time to time upon approval of our stockholders without any notice other than by announcement at the special meeting of any adjournment or postponement thereof, and any and all business for which notice is hereby given may be transacted at such adjourned or postponed special meeting.

The affirmative vote of the holders of two-thirds of the outstanding shares of our common stock on the record date is required to approve and adopt the agreement and plan of merger and the related plan of merger. Please complete, date, sign and promptly return the enclosed proxy, which is solicited by your board of directors, in the enclosed envelope, whether or not you expect to attend the special meeting. You may revoke the proxy at any time before its exercise by delivering to us a written notice of revocation, delivering to us a duly executed proxy bearing a later date or by voting in person at the special meeting. Failure to return a properly executed proxy, or to vote at the special meeting, will have the same effect as a vote against the agreement and plan of merger, the plan of merger and the transactions contemplated thereby.

By Order of the Board of Directors

Worth Harris Carter, Jr.

Chairman of the Board and President

[                 ], 2008

i

Annex A —	Agreement and Plan of Merger dated as of January 8, 2008 between Carter Bank & Trust and Bank Building Corporation
Annex B —	Opinion of Davenport & Company LLC to the board of directors of Bank Building Corporation
Annex C —	Real Estate Appraisals of Bank Building Corporation Properties
Annex D —	Section 13.1-730 of the Virginia Stock Corporation Act
Annex E —	Bank Building Corporation annual report on Form 10-KSB for the year ended December 31, 2006
Annex F —	Bank Building Corporation quarterly report on Form 10-QSB for the quarter ended September 30, 2007
Annex G —	Carter Bank & Trust annual report on Form 10-K for the year ended December 31, 2006
Annex H —	Carter Bank & Trust quarterly report on Form 10-Q for the quarter ended September 30, 2007
Annex I —	Selected Financial Data for Carter Bank & Trust excerpted from the joint proxy statement/offering circular for Blue Ridge Bank, N.A., Central National Bank, Community National Bank, First National Bank, First National Exchange Bank, Mountain National Bank, Patrick Henry National Bank, Patriot Bank, N.A., Peoples National Bank and Shenandoah National Bank on Schedule 14A dated September 27, 2006
Annex J —	Pro Forma Unaudited Combined Consolidated Financial Information for Carter Bank & Trust excerpted from the joint proxy statement/offering circular for Blue Ridge Bank, N.A., Central National Bank, Community National Bank, First National Bank, First National Exchange Bank, Mountain National Bank, Patrick Henry National Bank, Patriot Bank, N.A., Peoples National Bank and Shenandoah National Bank on Schedule 14A dated September 27, 2006
Annex K —	Blue Ridge Bank, N.A. annual report for the year ended December 31, 2005
Annex L —	Blue Ridge Bank, N.A. quarterly report for the quarter ended September 30, 2006
Annex M —	Central National Bank annual report on Form 10-KSB/A for the year ended December 31, 2005
Annex N —	Central National Bank quarterly report on Form 10-QSB for the quarter ended September 30, 2006
Annex O —	Community National Bank annual report for the year ended December 31, 2005
Annex P —	Community National Bank quarterly report for the quarter ended September 30, 2006
Annex Q —	First National Bank annual report on Form 10-KSB for the year ended December 31, 2005
Annex R —	First National Bank quarterly report on Form 10-QSB for the quarter ended September 30, 2006
Annex S —	First National Exchange Bank annual report on Form 10-KSB for the year ended December 31, 2005
Annex T —	First National Exchange Bank quarterly report on Form 10-QSB for the quarter ended September 30, 2006
Annex U —	Mountain National Bank annual report on Form 10-KSB/A for the year ended December 31, 2005
Annex V —	Mountain National Bank quarterly report on Form 10-QSB for the quarter ended September 30, 2006
Annex W —	Patrick Henry National Bank annual report on Form 10-K for the year ended December 31, 2005
Annex X —	Patrick Henry National Bank quarterly report on Form 10-Q for the quarter ended September 30, 2006
Annex Y —	Patriot Bank, N.A. annual report on Form 10-KSB for the year ended December 31, 2005
Annex Z —	Patriot Bank, N.A. quarterly report on Form 10-QSB for the quarter ended September 30, 2006
Annex AA —	Peoples National Bank annual report on Form 10-K/A for the year ended December 31, 2005
Annex BB —	Peoples National Bank quarterly report on Form 10-Q for the quarter ended September 30, 2006
Annex CC —	Shenandoah National Bank annual report on Form 10-KSB/A for the year ended December 31, 2005
Annex DD —	Shenandoah National Bank quarterly report on Form 10-QSB for the quarter ended September 30, 2006

ii

SUMMARY

This brief summary highlights selected information from this proxy statement/offering circular. It does not contain all of the information that is important to you. We urge you to read carefully the entire proxy statement/offering circular and the other documents to which this proxy statement/offering circular refers to fully understand the merger and the other matters to be considered at the stockholder meeting. See “Where You Can Find More Information” beginning on page [    ]. Each item in this summary includes a page reference directing you to a more complete description of that item.

Throughout this proxy statement/offering circular, Bank Building Corporation is referred to as “Bank Building,” Carter Bank & Trust is referred to as “Carter Bank,” the merger between Bank Building and Carter Bank is referred to as the “merger,” the Agreement and Plan of Merger, dated January 8, 2008, between Bank Building and Carter Bank, including the related Plan of Merger, is referred to collectively as the “merger agreement,” and this proxy statement/offering circular is referred to as this “proxy statement.”

The Merger (page [    ])

We have attached the merger agreement to this proxy statement as Annex A. Please read the merger agreement. It is the legal document that governs the merger.

In the merger, Bank Building, a Virginia corporation, will be merged with and into Carter Bank, a Virginia state-chartered bank, which will be the surviving entity. The officers and employees of Carter Bank will not change after the merger. Each share of Bank Building common stock outstanding will be cancelled in the merger and will be converted into shares of Carter Bank common stock as further described below. We expect to complete the merger in the first quarter of 2008.

The Parties (pages [    ])

The parties involved in the merger are Bank Building and Carter Bank.

Bank Building

Bank Building is a corporation organized under the laws of the Commonwealth of Virginia. Bank Building’s principal business activity is to acquire and develop property for lease as bank offices to Carter Bank.

As of September 30, 2007, Bank Building reported total assets of $31.7 million, total liabilities of $30.1 million and total stockholders’ equity of $1.6 million.

Carter Bank

Carter Bank is a banking institution incorporated under Virginia law. Carter Bank’s services include commercial, real estate and installment loans and checking, savings and time deposit accounts.

As of September 30, 2007, Carter Bank reported total assets of $2.6 billion, net loans of $1.4 billion, deposits of $2.2 billion and total stockholders’ equity of $292 million.

Our Reasons for the Merger (page [    ])

The board of directors of Bank Building is proposing the merger because, among other reasons:

•	the board’s belief that the proposed merger is in the best interests of Bank Building and its stockholders;

•

the opinion of Davenport & Company LLC rendered to the board of directors of Bank Building as to the fairness, from a financial point of view, of the merger consideration to holders of Bank Building common stock; See “Opinion of Bank Building’s Financial Advisor;”

•	the board’s belief that merging with Carter Bank is the best way to maximize stockholder value for the stockholders of Bank Building;

•	the merger consideration is based on independent appraisals of the fair market value of the real estate assets of Bank Building;

•	there is no established trading market for the Bank Building common stock; and

•

the merged entity will have thousands of stockholders with a market capitalization of approximately $240,000,000, and may seek to have its common stock listed for trading on a national exchange such as the New York Stock Exchange, American Stock Exchange or the NASDAQ Stock Market, which will provide more liquidity for stockholders.

What Will Stockholders Receive (page [    ])

Your shares of Bank Building common stock will be converted into shares of Carter Bank common stock based on an exchange ratio. In the proposed merger, Bank Building stockholders will receive 2.255 shares of Carter Bank common stock for each share of Bank Building common stock they hold as of the record date.2

Carter Bank will not issue any fractional shares in the merger. Instead, you will receive cash for any fractional share of Carter Bank common stock owed to you. The amount of cash you will receive for any such fractional shares will be calculated by multiplying the fractional share amount by $9.25, which has been determined by the board of directors of Carter Bank to be the fair value of a share of Carter Bank common stock for fractional shares.

The exchange ratio for the merger is a “fixed” exchange ratio, meaning that the number of shares of Carter Bank common stock to be issued in the merger for each share of common stock of Bank Building will not change.

Appraisal Rights (page [    ])

Our stockholders will have appraisal rights in connection with the merger as provided under Section 13.1-730 of the Virginia Stock Corporation Act. Pursuant to the Virginia Stock Corporation Act, a stockholder may dissent to a merger and receive cash for the value of shares held by the stockholder. Any stockholder seeking appraisal rights must follow the process described under the Virginia Stock Corporation Act.

The cash received for shares by dissenting stockholders instead of stock in Carter Bank will be taxable to the stockholders. Stockholders who do not elect their appraisal rights and, therefore, receive stock in Carter Bank will not be subject to federal and/or state income tax in connection therewith, except for cash paid for fractional shares.

Our Recommendations (page [    ])

Our board of directors believes that the merger is fair to the stockholders of Bank Building and unanimously recommends that the stockholders vote “FOR” the merger and “FOR” the continuation of the special meeting if necessary.

Opinion of Financial Advisor (page [    ])

Davenport & Company LLC delivered a written opinion to our board of directors on January 8, 2008 that, as of the date the merger agreement was signed, the merger consideration to be received by the stockholders of Bank Building is fair to the stockholders from a financial point of view. We have attached a copy of this opinion to this proxy statement as Annex B. You should read the opinion completely to understand the assumptions made, matters considered and limitations of the review undertaken by Davenport & Company LLC in providing its opinion.

Real Estate Appraisals (page [    ])

The merger agreement provides that the parties will conduct an appraisal of the real property assets of Bank Building within 45 days of the date of the merger agreement. Based on the results of the real estate appraisals, the parties determined the final exchange ratio for converting Bank Building common stock into Carter Bank common stock.

Accounting Treatment (page [    ])

The merger will be accounted for under the purchase method of accounting.

Certain Federal Income Tax Consequences (page [    ])

Tax laws are complex, and the tax consequences of the merger may vary depending upon your particular circumstances or treatment under United States federal income tax law. For these reasons, we recommend that you consult your tax advisor concerning the United States federal, state, local and foreign income and other tax consequences of the merger to you.

[2]

Explanatory Note: The minimum exchange ratio is 2.255 and is subject to upward adjustment pursuant to an appraisal of the real estate assets of Bank Building. The final exchange ratio will be included in this proxy statement prior to mailing to the Bank Building stockholders.

A Bank Building stockholder that exchanges shares of Bank Building common stock solely for shares of Carter Bank common stock in the merger generally will not recognize gain or loss, except with respect to any cash received instead of fractional share interests in Carter Bank common stock. A Bank Building stockholder that exercises his or her appraisal rights with respect to his or her shares and receives a cash payment with respect to those shares generally will recognize gain or loss equal to the difference between the amount of the cash received and such stockholder’s tax basis in those shares. Such gain or loss will generally constitute capital gain or loss. The completion of the merger is conditioned on the receipt of tax opinions from Troutman Sanders LLP, dated as of the effective date of the merger, to the effect that the merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

The Stockholders’ Meeting (page [    ] and pages [    ])

The special meeting for the stockholders of Bank Building will be held on [March 25], 2008 at 1:00 pm, local time.

At the special meeting, the stockholders of Bank Building will be asked:

•	to approve the merger agreement and the transactions contemplated thereby (See Proposal I); or

•

to consider and vote upon a proposal to adjourn the meeting to a later date or dates, if necessary, to permit further solicitation of proxies in the event there are not sufficient votes at the time of the meeting to approve the matters to be considered by the stockholders at the meeting (See Proposal II).

Record Dates; Votes Required (pages [    ])

You can vote at the special meeting of stockholders if you owned common stock of Bank Building at the close of business on [                 , 2008]. On that date, Bank Building had 398,244 shares of common stock outstanding and entitled to vote.

You can cast one vote on each matter to be voted upon by the stockholders of Bank Building at the special meeting for each share of common stock you owned on the record date.

THE MERGER AGREEMENT (page [    ])

Conditions to Completion of the Merger (page [    ])

The obligations to complete the merger depend on a number of conditions being met. These include:

•	Bank Building stockholders’ approval of the merger agreement;

•	the absence of any order, injunction, decree, law or regulation that would prohibit the merger or make it illegal; and

•	receipt of an opinion that, for United States federal income tax purposes, the transaction will constitute a reorganization within the meaning of Section 368 of the Internal Revenue Code.

Where the law permits, either Bank Building or Carter Bank could choose to waive a condition to their obligations to complete the merger although that condition has not been satisfied. We cannot be certain when, or if, the conditions to the merger will be satisfied or waived, or that the merger will be completed.

Termination of the Merger Agreement; Expenses (page [    ])

Bank Building and Carter Bank can mutually agree at any time to terminate the merger agreement without completing the merger, even if the Bank Building stockholders have approved it. Also, either party can decide, without the consent of the other, to terminate the merger agreement in a number of other situations, including:

•	the failure of Bank Building to obtain the required stockholder vote;

•	an unremedied breach of the merger agreement by another party, so long as the party that is seeking to terminate the merger agreement has not itself breached the merger agreement; and

•	the failure to complete the merger by June 30, 2008.

Upon a termination, each party shall bear its own expenses.

Waiver and Amendment (page [    ])

The parties may amend the merger agreement, and either of the parties may waive the right to require another party to adhere to the terms and conditions of the merger agreement. However, neither party may do so after the stockholders of Bank Building approve the necessary transactions if the amendment or waiver reduces or changes the consideration that will be received by you or adversely affects the tax consequences of the consideration received by you.

Potential Conflicts of Interest (page [    ])

The boards of directors of Carter Bank and Bank Building may have certain conflicts of interest. All five members of our board of directors are also members of the Carter Bank board of directors. In addition, Worth Harris Carter, Jr. is the Chairman of the Board and President of both companies. All of the directors of Bank Building own shares of Carter Bank common stock.

Material Differences in the Rights of the Stockholders of Bank Building and the Stockholders of Carter Bank (pages [    ])

Rights of the stockholders of Bank Building are governed by the Securities and Exchange Act of 1934, by the Virginia Stock Corporation Act and by Bank Building’s articles of incorporation and bylaws. The rights of the stockholders of Carter Bank are governed by the Federal Deposit Insurance Corporation Act, by the Virginia Stock Corporation Act and by Carter Bank’s articles of incorporation and bylaws. Upon completion of the merger, the rights of the stockholders of Bank Building will be governed by the Federal Deposit Insurance Corporation Act, by the Virginia Stock Corporation Act and by Carter Bank’s articles of incorporation and bylaws.

Management of Carter Bank After the Merger

The officers and employees of Carter Bank after the merger will remain unchanged. Mr. Carter will continue to serve as Chairman of the Board and President of Carter Bank and all other executive officers of Carter Bank will remain unchanged.

QUESTIONS AND ANSWERS

ABOUT THE MERGER AND THE STOCKHOLDER MEETING

Q:	How can I participate?

A:	By either attending the special meeting of stockholders or by mailing your signed proxy card as soon as possible.

Q:	When and where is the stockholder meeting?

A:	The Bank Building special meeting of stockholders is scheduled to take place on [March 25], 2008, at 1:00 p.m., local time, at the Bank Services of Virginia Operations Center, 320 College Drive, Martinsville, Virginia.

Q:	What can I do now?

A:	Mail your signed proxy in the enclosed return envelope as soon as possible so that your shares may be represented the stockholder meeting for Bank Building. It is important that your proxy be returned as soon as possible and in any event before the stockholder meeting.

Q:	How will I receive my shares of Carter Bank common stock and cash for fractional shares if I vote “FOR” the proposed merger?

A:	After consummation of the merger on the anticipated effective date of [ , 2008] or as soon thereafter as possible, you will receive a letter of instruction explaining how stockholders should send in their stock certificates to Bank Services of Virginia, Inc., which will serve as Exchange Agent for the transaction. The letter of instruction will also include the appropriate forms to be completed by stockholders and an envelope for mailing your stock certificates. Following the Exchange Agent’s receipt of stock certificates, the Exchange Agent will mail to stockholders stock certificates representing their interests in Carter Bank and a check for the amount of any fractional share involved in each of the exchange transactions.

Q:	Can I change my vote after I mail my proxy?

A:	Yes. You can change your vote at any time before your proxy is voted at the stockholder meeting. You can do this in one of three ways:

•	First, you can send a written notice stating that you would like to revoke your proxy.

•	Second, you can complete and submit a new proxy.

•	Third, you can attend the stockholder meeting and vote in person. Simply attending the stockholder meeting, however, will not revoke your proxy.

If you choose either of the first or second methods, you must submit your notice of revocation or your new proxy to Bank Building prior to the applicable stockholder meeting. Your submissions must be mailed to Bank Building at the following applicable address:

Bank Building Corporation

1300 Kings Mountain Rd.

Martinsville, Virginia 24112

Attention: Mr. Worth Harris Carter, Jr.

Q:	What if I do not vote or I abstain from voting?

A:	If you do not vote or you abstain from voting, your abstention will count as a “NO” vote on the merger and the other items being considered.

Q:	If my shares are held by my broker in “street name,” will my broker vote my shares for me on the merger proposal?

A:	Your broker will vote your shares on the merger proposal only if you provide instructions on how to vote. You should follow the directions provided by your broker to vote your shares. If you do not provide your broker with instructions on how to vote your shares held in “street name,” your broker will not be permitted to vote your shares on the merger proposal, which will have the effect of a “NO” vote on the merger proposal.

Q:	Will I be able to sell the Carter Bank common stock I receive in the merger?

A:	Yes. The shares of Carter Bank common stock to be issued in the merger will be freely transferable. Carter Bank is a “bank” as defined in the Securities Act of 1933 and, as such, is exempt from registering its shares of common stock for sale or exchange under the federal securities laws.

Q:	Who should stockholders call with questions?

A:	If you have more questions about the merger you should contact:

Mr. Worth Harris Carter, Jr.

Bank Building Corporation

1300 Kings Mountain Road

Martinsville, Virginia 24112

276-656-1776

Q:	Where can I find more information about Bank Building and Carter Bank?

A:	Bank Building and Carter Bank file periodic reports and other information with the Securities and Exchange Commission and the Federal Deposit Insurance Corporation respectively. Any such information about Bank Building is available without charge via the Security and Exchange Commission’s website http://www.sec.gov. Any such information about Carter Bank is available without charge upon oral or written request to:

Mr. Worth Harris Carter, Jr.

Carter Bank & Trust

1300 Kings Mountain Road

Martinsville, Virginia 24112

(276) 656-1776

If you would like to request any documents, please do so by [                 , 2008] in order to receive them before the special stockholder meeting. Please refer to “Where You Can Find More Information” on page [    ] of this proxy statement.

COMPARATIVE UNAUDITED PER SHARE DATA

The following table shows per share data for the periods presented regarding net income, book value and cash dividends declared for Carter Bank and Bank Building on a historical and pro forma basis. The pro forma equivalent per share amounts are calculated by multiplying the pro forma combined data by the exchange ratio of 2.2553 shares of Carter Bank common stock for each share of Bank Building common stock so that the per share amounts equate to the respective values for one share of Bank Building common stock. See “Merger Consideration” beginning on page [    ].

The information set forth below, while helpful in illustrating the financial characteristics of the combined company under one set of assumptions, may not reflect all of these anticipated financial expenses and, accordingly, does not attempt to predict or suggest future results. It also does not necessarily reflect what the historical results of the combined company would have been had our companies been combined during the periods presented.

The information in the following table is based on, and you should read it together with, the historical financial information and the notes thereto for each of Carter Bank and Bank Building contained in this proxy statement.

	Nine Months Ended September 30, 2007	Year Ended December 31, 2006
Carter Bank

Basic and diluted earnings per common share:
Historical	$0.42	$0.76
Pro Forma	0.41	0.59

Cash earnings per common share(1):
Historical	0.41	0.76
Pro Forma	0.40	0.59

Dividends declared on common stock:
Historical	0.30	0.80
Pro Forma	0.30	0.80

Book value per common share:
Historical	11.69	11.57
Pro Forma	11.59	11.61

Bank Building

Basic and diluted earnings per common share:
Historical	$0.50	$0.57
Pro Forma Equivalent	0.92	1.33

Cash earnings per common share(1):
Historical	0.50	0.57
Pro Forma Equivalent	0.90	1.33

Dividends declared on common stock:
Historical	—	—
Pro Forma Equivalent	0.68	1.80

Book value per common share:
Historical	3.98	3.48
Pro Forma Equivalent	25.79	26.18

(1)	“Cash earnings per common share” is defined as basic and diluted earnings per share plus core deposit intangible amortization, net of income taxes.

[3]

Explanatory Note: The minimum exchange ratio is 2.255 and is subject to upward adjustment pursuant to an appraisal of the real estate assets of Bank Building. The final exchange ratio will be included in this proxy statement prior to mailing to the Bank Building stockholders.

SELECTED FINANCIAL DATA

The following table sets forth certain of Carter Bank’s consolidated financial data as of and for the nine months ended September 30, 2007 and the years ended December 31, 2006, 2005, 2004, 2003 and 2002. The financial information for the years ended December 31, 2006, 2005 and 2004 is derived from Carter Bank’s audited consolidated financial statements, is included in Annex G and is incorporated herein by reference. The consolidated financial information for the years ended December 31, 2003 and 2002 is derived from Peoples National Bank, the predecessor to Carter Bank, is included in Annex AA and is incorporated herein by reference. The consolidated financial information as of and for the nine months ended September 30, 2007 is derived from Carter Bank’s unaudited consolidated financial statements, is included in Annex H and is incorporated herein by reference. In Carter Bank’s opinion, such unaudited consolidated financial statements include all adjustments (consisting of normal recurring adjustments) necessary for a fair presentation of its financial position and results of operations for such periods. Interim results for the nine months ended September 30, 2007 are not necessarily indicative of, and are not projections for, the results to be expected for the full year ended December 31, 2007.

Carter Bank did not commence business until December 29, 2006, when ten banking institutions (the “Merged Banks”), each of which had been in business for a number of years, were merged into Carter Bank concurrently (the “Bank Merger”). Selected financial data with respect to each of the Merged Banks for the years 2005, 2004, 2003 and 2002 is included in Annex I and is incorporated herein by reference. Certain additional information with respect to Carter Bank, presented on a pro forma basis for the year ended December 31, 2006, and the six months ended June 30, 2007, is included in Annex J and is incorporated herein by reference.

The selected historical financial data below and in Annex I should be read in conjunction with the consolidated financial statements that are incorporated by reference into this proxy statement and their accompanying notes.

	As of and for the Nine Months Ended September 30,		As of and for the Years Ended December 31,
	2007	2006	2006	2005	2004	2003	2002
	(In thousands except per share data)
Income Statement Data
Total Interest income	$110,883	$14,654	$20,477	$17,364	$17,741	$18,982	$20,766
Total Interest expense	56,695	6,765	9,728	7,385	6,963	7,935	10,223
Net interest income	54,188	7,889	10,749	9,979	10,778	11,047	10,543
Provision for loan losses	648	90	120	120	120	821	120
Net interest income after provision for loan losses	53,540	7,799	10,629	9,859	10,658	10,226	10,423
Noninterest income	6,935	704	1,017	1,119	1,294	1,118	1,110
Noninterest expense	47,419	6,323	8,973	8,299	7,841	7,001	6,573
Income before income taxes	13,056	2,180	2,673	2,679	4,111	4,343	4,960
Income tax expense	2,627	645	782	660	1,275	1,374	1,600
Net income	$10,429	$1,535	$1,891	$2,019	$2,836	$2,969	$3,360
Per Share Data
Net income – basic and diluted	$0.42	$0.65	$0.76	$0.85	$1.19	$1.25	$1.41
Cash dividends declared per share	0.30	0.60	0.80	0.80	0.80	0.75	0.80
Book value per share	11.69	15.96	11.57	15.92	15.87	15.48	14.98
Balance Sheet Data
Total Assets	$2,568,800	$363,270	$2,690,178	$357,244	$356,992	$371,213	$359,641
Loans, net	1,398,919	211,476	1,395,316	204,563	206,689	195,653	213,674
Investment securities	552,880	88,851	452,181	95,665	75,613	118,250	105,952
Deposits	2,244,619	322,463	2,371,550	318,818	318,710	333,337	321,543
Shareholders’ equity	292,176	37,929	289,292	37,820	37,701	36,766	35,577
Shares outstanding	24,997	2,376	24,997	2,376	2,376	2,376	2,160

FORWARD-LOOKING STATEMENTS

Certain statements, data and information contained in this proxy statement may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933. These forward-looking statements are based on current expectations that involve a number of risks and uncertainties regarding, among other things, the timing and completion of the merger of Bank Building with and into Carter Bank and the expected effect of the merger. Actual results may differ materially from the results expressed in these forward-looking statements. A number of important factors could cause actual events to differ materially from those indicated by such forward looking statements. These factors include, but are not limited to: the ability to complete the merger on the terms contemplated, the ability of the companies to obtain the required stockholder or regulatory approvals for the merger, the anticipated impact of the merger on Bank Building’s operations and financial results, a material adverse change in the financial condition, operations or prospects of either Bank Building or Carter Bank, a change in general business or economic conditions, a change in real estate values, a change in accounting principles or guidelines, a change in legislation or regulation, other risk factors described in this proxy statement and other “forward looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including those in Bank Building’s Annual Report on Form 10-KSB filed with the Securities and Exchange Commission on March 30, 2007 and other filings with the Securities and Exchange Commission, which investors are urged to carefully review and consider. These risks and uncertainties should be considered in evaluating the forward-looking statements contained herein, and readers are cautioned not to place undue reliance on such statements, which speak only as of the date of this proxy statement. Bank Building does not undertake any obligation to update or clarify these forward-looking statements, whether as a result of new information, future events or otherwise.

RISK FACTORS

You should carefully read and consider the following risk factors associated with the merger and with Carter Bank before you decide whether to vote to approve the merger and/or the other matters to be considered and voted upon at the stockholder meetings.

Risks Associated with the Merger

The merger may distract management from its other responsibilities.

Completion of the merger could present challenges for management and cause management to focus its time and energies on matters related to the merger that otherwise would be directed to the business and operations of Carter Bank. Any significant, merger-related distraction of management could impact management’s ability to service existing business and develop new business and adversely affect the business and earnings of Carter Bank.

The parties may be subject to certain conflicts of interest.

The terms of the merger agreement were negotiated between the boards of directors of Carter Bank and Bank Building. Worth Harris Carter, Jr. is Chairman of the Board and President of Carter Bank and Bank Building. In addition to Mr. Carter, all members of the board of directors of Bank Building also serve as members of the board of directors of Carter Bank. All members of the board of directors of Bank Building own shares of common stock in both Bank Building and Carter Bank.

Additionally, Mr. Carter and each other person serving as a director of both companies owe separate fiduciary duties to each entity that they represent and those entities’ respective stockholders. Under certain circumstances, these individuals could have potential conflicts of interest by reason of the separate fiduciary duties they owe to each entity.

The merger consideration is fixed, despite potential changes in relative prices of the common stock of Carter Bank.

The exchange ratio for the merger is a “fixed” exchange ratio. This means that the number of shares of Carter Bank common stock to be issued in the merger for each share of common stock of Bank Building will not change, even if the price of Carter Bank stock changes after the exchange ratio has been fixed. As such, stockholders of Bank Building will not know the value of the consideration they are receiving in the merger until the date the merger is consummated. The price for common stock of Carter Bank before the merger may vary from the price at the date of this document and the date of Bank Building’s special meeting. Variations in common stock prices of Carter Bank could result from changes in the business operations or prospects, market assessments of the likelihood that the merger will be consummated and the timing thereof, regulatory considerations, general market and economic conditions and other factors. Such changes in price could reduce the monetary value of the consideration received in the merger by Bank Building stockholders.

The merger agreement limits Bank Building’s ability to pursue alternatives to the merger.

The merger agreement contains terms and conditions that make it more difficult for Bank Building to sell their businesses to a party other than Carter Bank. These “no shop” provisions impose restrictions on Bank Building that, subject to certain exceptions, limit Bank Building’s ability to discuss or facilitate competing third-party proposals to acquire all or a significant part of Bank Building, except where the failure to do so, on the advice of counsel, would be inconsistent with the fiduciary duties of the board of directors of Bank Building to its stockholders.

These provisions might discourage a third party that might have an interest in acquiring Bank Building from considering or proposing that acquisition.

Risks Associated with Carter Bank

Carter Bank’s business is subject to interest rate risk and fluctuations in interest rates may adversely affect its earnings and capital levels.

The majority of Carter Bank’s assets are monetary in nature and, as a result, Carter Bank is subject to significant risk from changes in interest rates. Changes in interest rates can impact Carter Bank’s net interest income as well as the valuation of its assets and liabilities. Also, Carter Bank’s earnings are significantly dependent on its net interest income, which is the difference between interest income on interest-earning assets, such as loans and securities, and interest expense on interest-bearing liabilities, such as deposits and borrowings. Carter Bank expects that it will periodically experience “gaps” in the interest rate sensitivities of its assets and liabilities, meaning that either its interest-bearing liabilities will be more sensitive to changes in market interest rates than its interest-earning assets, or vice versa. In either event, if market interest rates should move contrary to Carter Bank’s position, this “gap” will work against it and its earnings may be negatively affected.

An increase in the general level of interest rates may also, among other things, reduce the demand for loans and Carter Bank’s ability to originate loans or increase the rate of default on existing loans. Conversely, a decrease in the general level of interest rates may, among other things, lead to an increase in prepayments on loan and increased competition for deposits. Accordingly, changes in the general level of market interest rates may affect net yield on interest-earning assets, loan origination volume, loan portfolios and Carter Bank’s overall results.

Although Carter Bank’s asset-liability management strategy is designed to control its risk from changes in the general level of market interest rates, market interest rates will be affected by many factors outside of its control, including inflation, recession, changes in unemployment, money supply and international disorder and instability in domestic and foreign financial markets. It is possible that significant or unexpected changes in interest rates may take place in the future, and Carter Bank cannot always accurately predict the nature or magnitude of such changes or how such changes may affect its business.

Carter Bank’s profitability depends significantly on local economic conditions.

Carter Bank’s success depends primarily on the general economic conditions of the geographic markets in which it operates. The local economic conditions in the areas where it operates has a significant impact on its commercial, real estate and construction loans, the ability of its borrowers to repay their loans and the value of the collateral securing these loans. A significant decline in general economic conditions, caused by inflation, recession, acts of terrorism, outbreak of hostilities or other international or domestic calamities, unemployment or other factors could impact these local economic conditions and negatively affect Carter Bank’s financial results.

Carter Bank faces strong competition from financial services companies and other companies that offer banking services which could negatively affect its business.

Carter Bank conducts its banking operations primarily in Virginia and North Carolina, including Roanoke, Lynchburg, Danville, Fredericksburg, Northern Virginia, Greensboro, Durham, Wilson and Fayetteville. Increased competition in these markets may result in reduced loans and deposits. Ultimately, Carter Bank may not be able to compete successfully against current and future competitors. Many competitors offer the same banking services that Carter Bank offers in its service area. These competitors include national banks, regional banks and other community banks. Carter Bank also faces competition from many other types of financial institutions, including without limitation, savings and loan institutions, finance companies, brokerage firms, insurance companies, credit unions, mortgage banks and other financial intermediaries. In particular, Carter Bank’s competitors include several major financial companies whose greater resources may afford them a marketplace advantage by enabling them to maintain numerous banking locations and ATMs and conduct extensive promotional and advertising campaigns.

Additionally, banks and other financial institutions with larger capitalization and financial intermediaries not subject to bank regulatory restrictions have larger lending limits and are thereby able to serve the credit needs of larger customers. Areas of competition include interest rates for loans and deposits, efforts to obtain deposits, and range and quality of products and services provided, including new technology-driven products and services. Technological innovation continues to contribute to greater competition in domestic and international financial services markets as technological advances enable more companies to provide financial services. Carter Bank also faces competition from out-of-state financial intermediaries that have opened low-end production offices or that solicit deposits in its market areas. If Carter Bank is unable to attract and retain banking customers, it may be unable to continue to grow its loan and deposit portfolios and its results of operations and financial condition may otherwise be adversely affected.

A large percentage of Carter Bank’s loans are secured by real estate, and an adverse change in the real estate market may result in losses and adversely affect Carter Bank’s profitability.

Approximately 70% of Carter Bank’s loan portfolio as of September 30, 2007 was comprised of loans secured by real estate, exclusive of municipal loans. An adverse change in the economy affecting values of real estate generally or in the market areas to be served by Carter Bank specifically could impair the value of Carter Bank’s collateral and its ability to sell the collateral upon foreclosure. In the event of a default with respect to any of these loans, the amounts Carter Bank receives upon sale of the collateral may be insufficient to recover outstanding principal and interest on the loan. As a result, Carter Bank’s profitability and financial condition could be negatively impacted by an adverse change in the real estate market.

Carter Bank is dependent on its management team, and the loss of its senior executive officers or other key employees could impair its relationship with its customers and adversely affect its business and financial results.

The success of Carter Bank is dependent upon the continued service and skills of Worth Harris Carter, Jr. and other senior officers. The unexpected loss of services of one or more of these key personnel could have an adverse impact on the business of Carter Bank because of their skills, knowledge of the market, years of industry experience and the difficulty of promptly finding qualified replacement personnel.

An interruption in or breach in security of Carter Bank’s information systems may result in a loss of customer business and negatively affect its results of operations and financial condition.

Carter Bank relies heavily on communications and information systems to conduct its business. Any failure or interruption or breach in security of these systems could result in failures or disruptions in customer relationship management, general ledger, deposits, servicing or loan origination systems. Carter Bank cannot assure its stockholders that such failures or interruptions will not occur or, if they do occur, that they will be adequately addressed by the bank. The occurrence of any failures or interruptions could result in a loss of customer business, costs to Carter Bank or damages to others and have a negative effect on Carter Bank’s results of operations and financial condition.

Carter Bank operates in a highly regulated environment and, as a result, is subject to extensive regulation and supervision that could adversely affect its financial performance.

Carter Bank is subject to extensive regulation, supervision and examination by federal and state banking authorities. Any change in applicable regulations or federal or state legislation could have a substantial impact on Carter Bank, its subsidiaries and its operations. Additional legislation and regulations may be enacted or adopted in the future that could significantly affect Carter Bank’s powers, authority and operations, which could have a material adverse effect on Carter Bank’s financial condition and results of operations. Further, regulators have significant discretion and power to prevent or remedy unsafe or unsound practices or violations of laws by banks in the performance of their supervisory and enforcement duties. The exercise of this regulatory discretion and power may have a negative impact on Carter Bank and could limit growth and the return to investors by restricting activities such as the payment of dividends, mergers with, or acquisitions by, other institutions, investments, loans and interest rates, interest rates paid on deposits and the creation of branch offices. Although these regulations impose costs upon Carter Bank, they are intended to protect depositors, and stockholders should not assume that they protect their interests as a stockholder.

The trading volume in Carter Bank’s common stock may be low following the merger.

Carter Bank is a bank that is establishing its identity and credibility in the markets. There is currently no established public market for Carter Bank’s common stock and its common stock is not listed or traded on any national securities exchange or included in any automatic quotation system. Although Carter Bank intends to apply to have its common stock listed for trading on a national securities exchanges such as the New York Stock Exchange, American Stock Exchange or the NASDAQ Stock Market, no assurance can be given that such application will be successful. A public trading market having the desired characteristics of depth, liquidity and orderliness depends on the presence in the market place of willing buyers and sellers of Carter Bank’s common stock at any given time. This presence depends on the individual decisions of investors and general economic and market conditions over which Carter Bank has no control. Accordingly, it is uncertain at what price the shares of Carter Bank will trade upon completion of the merger or upon listing, if any, on a national securities exchange. Given the absence of an established public market, significant sales of its common stock by stockholders, or the expectation of these sales, could adversely affect Carter Bank’s stock price and increase its volatility.

BANK BUILDING SPECIAL MEETING

General

This proxy statement is first being mailed by Bank Building to the holders of Bank Building common stock, no par value per share, on or about [                 , 2008], and is accompanied by the notice of the Bank Building special meeting and a form of proxy that is solicited by the board of directors of Bank Building for use at the Bank Building special meeting, to be held as follows:

Date:	[March 25], 2008
Time:	1:00 p.m., local time
Location:	Bank Services of Virginia Operations Center
320 College Drive
Martinsville, Virginia 24112

This special meeting may continue at any adjournment or postponement of that meeting.

Matters to be Considered

At the special meeting, the stockholders of Bank Building will be asked:

•	to approve the merger agreement and the transactions contemplated thereby (See Proposal I); or

•

to consider and vote upon a proposal to adjourn the meeting to a later date or dates, if necessary, to permit further solicitation of proxies in the event there are not sufficient votes at the time of the meeting to approve the matters to be considered by the stockholders at the meeting (See Proposal II).

Proxies

The accompanying form of proxy is for use at the special meeting if you are unable or do not desire to attend in person. You may attend the special meeting even if you have previously delivered a proxy to Bank Building. You can revoke your proxy at any time before the vote is taken at the special meeting by submitting to Bank Building written notice of revocation or a properly executed proxy of a later date, or by attending the special meeting and electing to vote in person. Written notices of revocation and other communications about revoking your proxy should be addressed to:

Worth Harris Carter, Jr.

Bank Building Corporation

1300 Kings Mountain Road

Martinsville, Virginia 24112

All shares represented by valid proxies that Bank Building receives through this solicitation, and not revoked before they are exercised, will be voted in the manner specified in such proxies. If you make no specification on your returned proxy, your proxy will be voted “FOR” the matters to be considered at the special meeting as described above.

Solicitation of Proxies

Bank Building will bear the entire cost of soliciting proxies from you. In addition to solicitation of proxies by mail, Bank Building will request banks, brokers and other record holders to send proxies and proxy material to the beneficial owners of the stock and secure their voting instructions, if necessary. Bank Building will reimburse those record holders for their reasonable expenses in taking those actions. If necessary, Bank Building also may use its executive officers, who will not be specially compensated, to solicit proxies from its stockholders, either personally or by telephone, the Internet, fax, letter or special delivery letter.

Record Date and Voting Rights

[                 , 2008] has been fixed as the record date for determining the stockholders entitled to notice of and to vote at the special meeting. Accordingly, you are only entitled to notice of, and to vote at, the special meeting if you were a record holder of the common stock of Bank Building at the close of business on the record date. At that time, 398,244 shares of Bank Building common stock were outstanding, held by approximately 2,650 holders of record.

You are entitled to one vote for each outstanding share of the common stock of Bank Building you held as of the close of business on the record date.

Holders of shares of Bank Building common stock present in person at the special meeting but not voting, and shares of the common stock for which Bank Building has received proxies indicating that their holders have abstained, will be counted as present at the special meeting for purposes of determining whether Bank Building has a quorum for transacting business. Shares held in street name that have been designated by brokers on proxies as not voted will not be counted as votes cast for or against any proposal. These broker non-votes will, however, be counted for purposes of determining whether a quorum exists.

Vote Required

The approval of the merger agreement and the transactions contemplated thereby requires the affirmative vote of the holders of two-thirds of Bank Building’s outstanding shares.

Less than a quorum may adjourn the meeting.

Because approval of the merger agreement and the transactions contemplated thereby require the affirmative vote of the holders of two-thirds of the outstanding shares of Bank Building’s common stock entitled to vote at the special meeting, abstentions and broker non-votes will have the same effect as votes against these matters. Accordingly, Bank Building’s board of directors urges you to complete, date and sign the accompanying proxy and return it promptly in the enclosed pre-addressed, postage-paid envelope.

As of the record date, directors and executive officers of Bank Building beneficially owned 51,945 shares of Bank Building’s common stock, entitling them to exercise approximately 13.04% of the voting power of Bank Building common stock entitled to vote at the special meeting. In addition, the directors and executive officers of Carter Bank, other than the persons who are also directors and executive officers of Bank Building, beneficially owned 37,373 shares of Bank Building’s common stock, entitling them to exercise approximately 9.4% of the voting power of Bank Building common stock entitled to vote at the special meeting. Each director and executive officer of Bank Building and Carter Bank has indicated he or she will vote each share of his common stock that he or she owns “FOR” approval of the merger agreement and the transactions contemplated thereby.

Recommendation of the Board of Directors

The board of directors of Bank Building has unanimously approved the merger agreement and the transactions contemplated thereby, including the merger. The Bank Building board believes that the merger agreement and the transactions contemplated thereby, including the merger, are fair to, and are in the best interests of Bank Building and its stockholders and unanimously recommends that stockholders vote “FOR” approval of the merger agreement and the transactions contemplated thereby.

PROPOSAL I - APPROVAL OF THE MERGER

This summary of the material terms and provisions of the merger agreement is qualified in its entirety by reference to such documents. The merger agreement is attached as Annex A to this proxy statement. Bank Building incorporates this document into this summary by reference.

Merger

Subject to satisfaction or waiver of all conditions in the merger agreement, Bank Building, a Virginia corporation, will merge with and into Carter Bank, a Virginia state-chartered bank. Upon completion of the merger, Bank Building’s corporate existence will terminate and Carter Bank will continue as the surviving entity. All of the executive officers and directors of Bank Building also are executive officers and directors of Carter Bank. Following the merger, the executive officers and directors of Bank Building will cease to be executive officers and directors of Bank Building, but will continue in their current roles with Carter Bank.

Background of the Merger

Bank Building and Carter Bank have a common heritage involving overlapping board memberships, management, and operations, as well as other similar characteristics and joint activities. Bank Building was formed by a spin off from several of the individual banks that merged to become Carter Bank. Since the inception of Bank Building, Bank Building has shared common senior management, operations and has had an overlapping board of directors with Carter Bank. Included in this overlap, Worth Harris Carter, Jr. has served since the inception of Bank Building and Carter Bank as the Chairman of the Board and President of both companies.

The original purposes behind Bank Building was to acquire and develop property for lease as bank offices to several of the individual banks that merged to become Carter Bank.

On November 16, 2007, MacKenzie Patterson Fuller, LP, on behalf of several of its affiliates (“MacKenzie”), delivered a letter to Bank Building, published a tombstone advertisement in the Investor’s Business Daily and filed its tender offer documents under cover of Schedule TO with the Securities and Exchange Commission (“SEC”) announcing the commencement of a tender offer. After receipt of MacKenzie’s letter on November 16, 2007, Bank Building retained Troutman Sanders LLP (“Troutman Sanders”), its regular outside counsel, to provide legal advice with respect to the tender offer.

On November 20, 2007, Bank Building retained Davenport & Company LLC (“Davenport”) to act as its financial advisor with respect to the tender offer and in connection with any potential strategic transactions. Bank Building selected Davenport as its financial advisor because it is a recognized investment banking firm with substantial experience in transactions similar to the tender offer and with banks and banking properties and because of its prior familiarity with Bank Building.

Between November 20, 2007 and January 7, 2008, representatives of Davenport met with Mr. Carter and other members of senior management of Bank Building numerous times by telephone to discuss background information regarding Bank Building and its properties, assets, operations and financial condition.

The board of directors of Bank Building met in Martinsville, Virginia on November 21, 2007 with one director participating telephonically. Also present at the meeting were representatives of senior management of Bank Building. Representatives of Troutman Sanders and Davenport participated telephonically. The board held preliminary discussions regarding the tender offer and received an overview of the applicable legal and fiduciary principles from its legal counsel and advisors. The board discussed with management and its advisors the financial, legal and other considerations arising out of MacKenzie’s proposal but determined that it needed to gather additional information in order to fully complete its analysis and to formulate a proper response. The board scheduled its next meeting to be held on November 27, 2007.

On November 27, 2007, the board of directors of Bank Building met in Martinsville to further consider the tender offer. Also present at the meeting were representatives of senior management of Bank Building, Troutman Sanders and Davenport. At the meeting, management briefly reviewed with the board the history of Bank Building. Representatives of Troutman Sanders reviewed with members of the board their fiduciary duties under Virginia law in considering and acting on the proposed tender offer and possible strategic alternatives. Representatives of Davenport reviewed in detail the terms and conditions of the tender offer, their preliminary financial analysis regarding the underlying value of Bank Building’s assets and certain strategic alternatives to the tender offer. The board carefully considered Bank Building’s business, financial condition, prospects, the terms and conditions of the tender offer and other matters, including discussions with and presentations by management and its financial and legal advisors. Among these matters were discussions of a potential acquisition of Bank Building by Carter Bank which would provide Bank Building’s stockholders significantly more value per share than the tender offer. After extensive deliberation and consideration of alternatives, the board unanimously determined that the tender offer was not in the best interest of Bank Building’s stockholders and unanimously decided to recommend rejection of the tender offer. The board authorized Davenport and representatives of senior management to initiate discussions with Carter Bank regarding a potential transaction. Because Troutman Sanders also serves as regular outside counsel to Carter Bank, the board of directors of Bank Building authorized senior management to engage Young, Haskins, Mann, Gregory, McGarry & Wall P.C. (“Young Haskins”) to provide legal representation with respect to merger negotiations between itself and Carter Bank.

On November 28, 2007, Bank Building retained Young Haskins as special outside legal counsel.

On November 28, 2007, the board of directors of Carter Bank met and considered the proposal from Bank Building regarding a potential acquisition of Bank Building by Carter Bank. Also present at the meeting were representatives of Davenport, Troutman Sanders and Young Haskins. The board of directors of Carter Bank created a special committee (the “Special Committee”) comprised of all 21 disinterested members of the board of directors of Carter Bank (excluding the five members who are also members of the board of directors of Bank Building). The Special Committee held a meeting immediately following the Carter Bank board meeting and authorized senior management of Carter Bank to pursue a potential acquisition of Bank Building.

The Special Committee authorized senior management to retain Troutman Sanders, its regular outside counsel, to provide legal representation with respect to merger negotiations between itself and Bank Building, and Troutman Sanders was retained.

Effective November 28, 2007, Bank Building and Carter Bank executed a mutual non-disclosure agreement.

On November 30, 2007, Bank Building filed its response to MacKenzie’s tender offer on Schedule 14D-9 with the SEC recommending that stockholders of Bank Building not tender their shares in connection with MacKenzie’s offer. On the same day, Bank Building and Carter Bank issued a joint press release announcing preliminary discussions regarding a potential acquisition of Bank Building by Carter Bank.

On December 17, 2007, Troutman Sanders distributed an initial draft of the merger agreement to Bank Building and its outside advisors. Between December 18, 2007 and January 7, 2008, Carter Bank and its legal and financial advisors and Bank Building and its legal and financial advisors negotiated the merger agreement.

On December 18, 2007, Carter Bank retained Boxwood Partners, LLC (“Boxwood”) to act as its financial advisor with respect to the proposed merger. Carter Bank selected Boxwood as its financial advisor because it is a recognized boutique mergers and acquisition advisory investment banking firm with experience in transactions similar to the merger and with companies similar in size to Bank Building.

Between December 18, 2007 and January 3, 2008, representatives of Boxwood conducted numerous telephonic meetings with representatives of senior management of Carter Bank to understand the background of the potential transaction and to assemble relevant information needed to perform its analysis. On December 27, 2007, Boxwood met in Martinsville with Mr. Carter and other representatives of senior management of Carter Bank to perform additional due diligence, obtain information and review Boxwood’s progress through that date. During this time, representatives of Boxwood and representatives of Davenport also had several telephonic meetings to discuss valuations and the financial terms of the merger.

On January 2, 2008, MacKenzie filed Amendment No. 1 to its Schedule TO announcing that the tender offer had expired and that MacKenzie had received and accepted for payment 11,482 validly tendered shares of Bank Building common stock representing approximately 2.9% of the issued and outstanding shares.

The Special Committee met on January 4, 2008 in Martinsville, Virginia to consider a proposed merger agreement between Carter Bank and Bank Building. Also present at the meeting were representatives of senior management of Carter Bank, Troutman Sanders and Boxwood. Also present but not participating were representatives of Davenport and Young Haskins. At the meeting, senior management of Carter Bank briefly reviewed with the Special Committee the history of Bank Building. Representatives of Troutman Sanders reviewed with members of the Special Committee their fiduciary duties under Virginia law in considering and acting on the proposed merger. Representatives of Boxwood reviewed in general the terms and conditions of the merger agreement, and presented their financial analysis regarding the underlying value of Bank Building’s assets and the potential effects of the merger on Carter Bank. The board carefully considered Bank Building’s business, financial condition, prospects, the terms and conditions of the merger and other matters, including discussions with and presentations by management and its financial and legal advisors. After deliberation and consideration, the Special Committee determined that the merger agreement was in the best interest of Carter Bank’s stockholders and the 18 members of the Special Committee present at the meeting unanimously approved the merger. Following the vote of the Special Committee, the board of directors of Carter Bank met and approved the merger with the five members who were also on the board of directors of Bank Building abstaining.

The board of directors of Bank Building also met in Martinsville, Virginia on January 4, 2008 to consider the merger agreement. Also present at the meeting were representatives of senior management of Bank Building, Young Haskins and Davenport. Also present but not participating were representatives of Troutman Sanders and Boxwood. At the meeting, senior management briefly reviewed with the board the history of Bank Building. Representatives of Young Haskins reviewed with members of the board their fiduciary duties under Virginia law in considering and acting on the proposed merger. Representatives of Davenport reviewed in detail the terms and conditions of the merger, their financial analysis regarding the underlying value of Bank Building’s assets and provided a written fairness opinion. The board carefully considered Bank Building’s business, financial condition, prospects, the terms and conditions of the merger agreement, the fairness opinion provided by Davenport and other matters, including discussions with and presentations by management and its financial and legal advisors. After deliberation and consideration of alternatives, the board decided to meet again on January 8, 2008 to consider the merger.

On January 8, 2008, the board of directors of Bank Building met telephonically to consider the merger. Also present were representatives of senior management of Bank Building, Davenport and Young Haskins. Davenport confirmed its oral opinion given on January 4, 2008 and delivered an updated written fairness opinion. Representatives of Young Haskins advised the board of directors with respect to the merger agreement. After deliberations and consideration, the board of directors of Bank Building unanimously approved the merger agreement. The board unanimously decided to submit the merger agreement to the stockholders of Bank Building and recommend the stockholders vote to approve the merger.

On January 8, 2008, Bank Building and Carter Bank executed the merger agreement and issued a joint press release announcing the merger. Also on January 8, 2008, Bank Building sent a letter to its stockholders regarding the proposed merger.

On January 14, 2008, Bank Building and Carter Bank engaged Integra Realty Resources, Inc. (“Integra”) to conduct appraisals of the 46 bank branch building real estate assets of Bank Building. The parties engaged Integra because it is familiar with Bank Building and its real estate assets, it is the largest property valuation and counseling firm in the United States and it has experience in appraising properties similar to the real property assets of Bank Building.

On January 17, 2008, Bank Building filed its preliminary proxy statement with the SEC.

Board Recommendations and Reasons for the Merger

In deciding whether to approve the merger, the board of directors of Bank Building determined that they had a number of reasons for the merger, including the following:

•	the board’s belief that the proposed merger is in the best interests of Bank Building and its stockholders;

•	the opinion of Davenport rendered to the board of directors of Bank Building as to the fairness, from a financial point of view, of the merger consideration to holders of Bank Building common stock;

•	the board’s belief that merging with Carter Bank is the best way to maximize stockholder value for the stockholders of Bank Building;

•	the merger consideration is based on independent appraisals of the fair market value of the real estate assets of Bank Building;

•	there is no established trading market for the Bank Building common stock;

•

the merged entity will have thousands of stockholders with a market capitalization of approximately $240,000,000, and may seek to have its common stock listed for trading on a national exchange such as the New York Stock Exchange, American Stock Exchange or the NASDAQ Stock Market, which will provide more liquidity for stockholders;

•	the board’s belief that the merger consideration represented the highest consideration that Carter Bank was willing to pay;

•	the increasing costs of continuing as an independent public company, including the provisions of the Sarbanes-Oxley Act of 2002;

•

the board’s view of Bank Building’s financial condition, future business prospects and future value as an independent corporation and the board’s view that its financial strength as a part of Carter Bank will improve its position in dealing with the challenges facing it in the future;

•	the recommendation by Bank Building’s senior management to approve the merger;

•	discussions with and among Bank Building’s senior management, including views and advice provided by our senior management and representatives of Davenport and Young Haskins, regarding the merger;

•

the terms and conditions of the merger agreement, including the parties’ representation, warranties and covenants, the conditions to their respective obligations, the specified ability of the parties to terminate the merger agreement; and

•

the provisions in the merger agreement permitting Bank Building under certain circumstances to provide non-public information to, and engage in discussions with, any third party that proposes an alternative transaction and to terminate the merger agreement to accept a superior proposal and the provisions in the merger agreement permitting the board of directors, in the exercise of its fiduciary duties to stockholders under applicable Virginia law, to terminate the merger agreement in favor of the superior proposal, provided, that following such termination, Bank Building must pay Carter Bank a termination fee of $500,000.

In reaching its determination to approve and recommend the merger, the board of directors did not assign any relative or specific weights to the various factors considered by it, and individual directors may have given differing weights to different factors. The foregoing discussion of the information and factors considered by the board of directors is not intended to be exhaustive but is believed to include all material factors considered by the board of directors.

Based on the foregoing, the board of directors of Bank Building believes that the merger is in the best interests of Bank Building and its stockholders. Thus, the board of directors unanimously recommends that the stockholders of Bank Building vote “FOR” approval of the merger proposal at the special meeting.

Opinion of Bank Building’s Financial Advisor

Bank Building engaged Davenport to act as its financial advisor in connection with the proposed merger and Davenport agreed to assist Bank Building in analyzing, structuring and negotiating the merger. Davenport also was engaged to render a written opinion to Bank Building’s board of directors as to whether the merger consideration pursuant to the merger agreement was fair from a financial point of view to Bank Building’s stockholders. In requesting Davenport’s advice and opinion, no restrictions or limitations were imposed by Bank Building upon Davenport with respect to the investigations made or the procedures followed by Davenport in rendering its opinion.

Davenport is a regional investment banking firm. As part of its investment banking business, Davenport is regularly engaged in the valuation of businesses and securities in connection with mergers, acquisitions, underwritings, sales and distributions of listed and unlisted securities and valuations for estate, corporate and other purposes. Davenport was selected by Bank Building to act as its financial advisor because of Davenport’s expertise in valuing and advising financial institutions and other businesses in merger and acquisition transactions and because Davenport was familiar with Bank Building and Carter Bank and their respective businesses.

On January 4, 2008, Davenport reviewed the financial aspects of the proposed merger with Bank Building’s board of directors and delivered its written opinion to Bank Building’s board to the effect that, as of that date, and based upon and subject to the assumptions, limitations and qualifications set forth in the opinion, the merger consideration to be received by the stockholders of Bank Building pursuant to the merger agreement was fair, from a financial point of view. On January 8, 2008, Davenport reaffirmed its opinion from January 4, 2008 and delivered an updated written opinion to the Bank Building board of directors.

The full text of the Davenport opinion, which describes, among other things, the assumptions made, matters considered, and the limitations on the review undertaken, is attached to this proxy statement as Annex B and is incorporated herein by reference. The description of the Davenport opinion set forth below is qualified in its entirety by reference to the full text of the Davenport opinion in Annex B. Bank Building’s stockholders are urged to read the Davenport opinion carefully and in its entirety.

This opinion is addressed to, and for the use and benefit of, the board of directors of Bank Building in connection with and for the purposes of its evaluation of the merger. The Davenport opinion was just one of the many factors taken into consideration by Bank Building’s board of directors in determining to approve the merger agreement. (See “Background of the Merger; Board Recommendations and Reasons for the Merger” on page     .) The opinion does not address the relative merits of the merger as compared to any alternative business strategies that might exist for Bank Building, does not address the effect of any other business combination in which Bank Building might engage and does not constitute a recommendation to any stockholder of Bank Building as to how such stockholder should vote with respect to the merger.

The Davenport opinion was not an expression of an opinion as to the prices at which shares of Carter Bank common stock would trade following the announcement of the merger. The Davenport opinion does not express any opinion about the fairness of the amount or nature of the compensation to Bank Building’s executive officers or directors or class of such persons, relative to compensation to the public stockholders of Bank Building, as no such compensation is included or contemplated in the merger agreement. In accordance with internal procedures adopted pursuant to FINRA rules and regulations, the Davenport opinion was not subject to review by its fairness opinion committee and the opinion was directed to the board of directors of Bank Building in connection with its consideration of the transaction. Davenport was not retained as an advisor or agent to Bank Building’s stockholders or any other person, and it is acting only as an advisor to Bank Building’s board of directors.

In arriving at its opinion, Davenport, among other things:

•	reviewed the most recent draft of the merger agreement;

•

reviewed certain business, financial, and other information regarding Bank Building and its prospects that was furnished to it by the management of Bank Building and that it discussed with the management of Bank Building;

•

reviewed certain business, financial, and other information regarding Carter Bank and its prospects that was furnished to it by the management of Carter Bank and that it discussed with the management of Carter Bank;

•	reviewed the publicly reported historical price and trading activity for Carter Bank’s common stock;

•	compared the business, financial, and other information regarding Carter Bank with similar information regarding certain other publicly traded companies which it deemed to be relevant;

•

reviewed the pro forma financial impact of the merger on Bank Building and Carter Bank, based on assumptions relating to transaction expenses, purchase accounting adjustments and cost savings determined by the senior management of Bank Building and Carter Bank; and

•	considered other information such as financial studies, analyses, and investigations as well as financial and economic and market criteria that it deemed appropriate.

In rendering its opinion, Davenport assumed and relied upon the accuracy, completeness and fairness of all of the financial and other information that was available to it from public sources, that was provided to it by Bank Building and Carter Bank or their representatives, or that was otherwise reviewed by it. Davenport did not attempt or assume any responsibility to independently verify any of the information reviewed by it. Davenport is not an expert in the evaluation of loan portfolios for the purpose of assessing the adequacy of the allowance for losses, and assumed that such allowances for Carter Bank, are in the aggregate, adequate to cover such losses. Davenport did not review any individual credit files for Carter Bank nor make any independent evaluation, appraisal or physical inspection of the assets, liabilities or individual properties of Bank Building or Carter Bank, nor was Davenport furnished with any evaluation or appraisal of their assets, liabilities or properties.

With respect to the financial information furnished to or discussed with Davenport by Bank Building or Carter Bank, Davenport assumed that such financial information had been reasonably prepared and reflected the best currently available estimates and judgment of Bank Building’s or Carter Bank’s management as to the expected future financial performance of Bank Building or Carter Bank, respectively. Davenport assumed no responsibility for and expressed no view as to any such information or estimates or the assumptions upon which they were based. Davenport assumed that the merger will be completed substantially in accordance with the terms set forth in the merger agreement and that the merger will be accounted for as a purchase under generally accepted accounting principles. The Davenport opinion is necessarily based on economic, market, financial and other conditions as they existed on, and on the information made available to Davenport as of, the date of the Davenport opinion. Davenport does not have any obligation to update, revise or reaffirm this opinion or otherwise comment on any events occurring after January 8, 2008.

In connection with rendering its opinion, Davenport performed a variety of financial analyses. The following is a summary of the material analyses presented to Bank Building’s board of directors at its January 4, 2008 meeting. The financial analyses summarized below include information presented in tabular format. The summary set forth below does not purport to be a complete description of the analyses performed by Davenport, but describes, in summary form, the principal elements of the presentation made by Davenport to Bank Building’s board of directors on January 4, 2008. The preparation of a fairness opinion involves various determinations as to the most appropriate and relevant methods of financial analysis and the application of these methods to the particular circumstances. Therefore, such an opinion is not readily susceptible to summary description. Each of the analyses conducted by Davenport was carried out in order to provide a different perspective on the transaction and add to the total mix of information available.

Davenport did not form a conclusion as to whether any individual analysis, considered in isolation, supported or failed to support an opinion as to fairness from a financial point of view. Rather, in reaching its conclusion, Davenport considered the results of the analyses in light of each other and ultimately reached its opinion based on the results of all analyses taken as a whole. Davenport did not place particular reliance or weight on any individual analysis, but instead concluded that its analyses, taken as a whole, supported its determination. Accordingly, notwithstanding the separate factors summarized below, Davenport believes that its analyses must be considered as a whole and that selecting portions of its analyses and the factors considered by it, without considering all analyses and factors, could create an incomplete or misleading view of the evaluation process underlying its opinion.

In performing its analyses, Davenport made numerous assumptions with respect to industry performance, general business, economic and market conditions and other matters, many of which are beyond the control of Bank Building and Carter Bank. The projections and other information used in the analyses performed by Davenport are not necessarily indicative of actual values or future results, which may be significantly more or less favorable than suggested by the projections and other information used in the analyses, and the results of such analyses.

Transaction Summary. Davenport reviewed the terms of the merger agreement. The merger agreement provides that the parties will conduct an appraisal of the real property assets of Bank Building within 45 days of the date of the merger agreement. In connection with the merger, each issued and outstanding share of Bank Building common stock shall be converted into and become that number of shares of Carter Bank common stock equal to the greater of (i) 2.255 or (ii) the Equity Value (as defined below) divided by 398,244 shares and then dividing the per share result by $9.25. “Equity Value” is defined as (i) 97% of the aggregate amount of the appraised values of the owned real property of Bank Building (the “Appraised Value”), plus (ii) the amount of non-real estate assets, minus (iii) the amount of total liabilities and two-thirds of the Deferred Tax Amount (as defined below).

For purposes of the Appraised Value, the parties agreed to have the banking properties appraised on a third party sale basis without consideration of the existing lease terms. The parties agreed to this methodology because the existing leases will automatically be extinguished by law upon completion of the merger. Both parties believe that the rents pursuant to the existing leases represent below market rents in today’s market and, accordingly, using this appraisal methodology will result in a higher value than would otherwise be the case. “Deferred Tax Amount” is defined as 35% of the amount by which the Appraised Value exceeds Bank Building’s tax basis in its real property. Davenport noted that using the minimum exchange ratio of 2.255 results in a value of $20.86 per Bank Building share, using the $9.25 per share value for Carter Bank common stock.

Valuation Analysis. To provide contextual valuation information, Davenport performed a variety of valuation analyses on the real estate owned by Bank Building to provide an estimated range as to the value of the real property owned by Bank Building. Davenport also analyzed the resulting exchange ratios and per share prices for Bank Building, based on those estimates. In its valuation analysis, Davenport used three methodologies to arrive at estimated values for the real estate owned by Bank Building: (i) the tax-assessed value of the properties; (ii) a market-adjusted, tax-assessed value of the properties; and (iii) a present value analysis of the cash flows generated by each of the property’s leases and the terminal cash flows generated from the eventual sales of properties.

For the tax-assessed value of the real estate, the analysis used the most recent tax-assessed values of each of the properties, as determined by the specific taxing authority for each of Bank Building’s properties. The tax-assessed value of the properties owned by Bank Building was $41.4 million.

For the market-adjusted, tax-assessed value, Davenport adjusted the tax-assessed values for each property owned by Bank Building based on the historical published relationship between the prices of reported property sales in each locality versus the tax-assessed value of the property at the time of the sale. The market-adjusted, tax-assessed value of the properties owned by Bank Building totaled $46.5 million.

In its present value analysis, Davenport estimated the present value of the current and future lease payments associated with each of the Bank Building bank properties and estimated the present value of the terminal value of each property, assuming a sale of the property at the end of the lease term. For the present value analysis, the lease payments were discounted at 5.50% and the terminal values were discounted at rates ranging from 9.0% to 13.0%. The terminal value was calculated by increasing the market-adjusted, tax-assessed value for each property at annual appreciation rates ranging from 2.0% to 4.0% for the remaining term of the lease applicable to each property. For the four commercial properties owned by Bank Building, Davenport applied capitalization rates ranging from 9.0% to 11.0% to the estimated annual net operating income generated by the commercial properties. Using the midpoints of values generated by the range of discount rates and capitalization rates discussed above, and adding the tax-assessed value of other undeveloped land of approximately $775,000, resulted in a total value of the properties owned by Bank Building of $45.8 million in this analysis.

The following table summarizes the resulting exchange ratios per Bank Building share when using the values of the properties estimated through the three methodologies described above. Bank Building’s book value as of September 30, 2007 also is included in the table for comparison.

	Real Estate Valuation Method
	Tax-assessed Values		Market-Adjusted Values		Present Value Analysis		Book Value
	(In thousands, except per share amounts and exchange ratio)
Owned Real Estate	$41,387		$46,520		$45,790		$31,378
Less 3% Discount	(1,242)		(1,396)		(1,374)		—

Appraised Value	40,145		45,125		44,417		31,378
Other Assets	308		308		308		308
Total Liabilities	(30,102)		(30,102)		(30,102)		(30,102)

Net Asset Value	10,352		15,332		14,624		1,585
Deferred Tax Amount	(2,046)		(3,208)		(3,042)		—

Equity Value	$8,306		$12,124		$11,581		$1,585
Shares outstanding	398.2		398.2		398.2		398.2
Purchase Price/Share	$20.86		$30.44		$29.08		$3.98
Carter Bank Stock Price	$9.25		$9.25		$9.25		$9.25
Exchange Ratio	2.255	x	3.291	x	3.144	x	0.430	x

Liquidation Analysis. In addition, Davenport provided a comparison between the estimated value to be received by Bank Building stockholders in an asset sale and liquidation of Bank Building versus what would be received in the merger, assuming in both scenarios that the value of the property owned by Bank Building were equal to its tax-assessed values. The sale and liquidation analysis assumed: (i) 6% selling and liquidation costs; (ii) 40% combined federal and state corporate income tax rate for Bank Building; (iii) 20% combined federal and state capital gains tax rate for stockholders of bank Building and (iv) no tax basis in the shares of Bank Building. The analysis resulted in a total value to the Bank Building stockholders of $4.9 million under the sale and liquidation scenario versus $8.3 million in the merger scenario ($6.6 million if the shares of Carter Bank are sold immediately after their receipt in the merger). A summary of the analysis is provided in the following table.

	Asset Sale	Merger
	(Dollars in thousands)
Gross Sales Price	$41,386	$41,386
Less Selling Costs (6%/3%)	(2,483)	(1,242)
Less Deferred Tax Amount (1)	—	(2,045)

Net Sales Proceeds	38,903	38,099
Less Debt	(29,801)	(29,801)
Add Other Assets, Net of Liabilities	8	8

Stockholder Value Before Corporate Taxes	9,110	8,306
Corporate Taxes (2)	(3,010)	NA

Stockholder Distribution	$6,100	$8,306

Value Received by Stockholders	6,100	8,306
Less Stock Basis of Stockholders (assumed at zero)	—	—
Stockholder Gain	6,100	8,306
Less Stockholder Long-term Capital Gains Tax at 20%	(1,220)	NA

Net After Tax Value to Stockholders	$4,880	$8,306

Built-in Gain Remaining		8,306
Less Stockholder Long-term Capital Gains Tax at 20%		(1,661)

Net After Tax Value to Stockholders Upon Sale of Carter Bank Shares		$6,645

(1)	As defined in the merger agreement
(2)	Calculation of Corporate Tax

Net Sales Proceeds	$38,903
Less Net Book Value	31,378

Net Gain	7,525
Combined Corporate Tax Rate	40%

Corporate Income Taxes	$3,010

Analysis of Certain Other Publicly Traded Companies. To provide contextual data and comparative market information, Davenport compared selected financial information for Carter Bank to the corresponding publicly available information of certain other peer group companies whose securities are publicly traded. The peer group companies were chosen because they possess general business, operating and financial characteristics representative of companies in the region and the industry in which Carter Bank operates. The peer group companies were comprised of Virginia banks with total assets between $750 million and $2.5 billion. The peer group companies were: Burke & Herbert Bank & Trust Company, C&F Financial Corporation, Cardinal Financial Corporation, Commonwealth Bankshares, Inc., Eastern Virginia Bankshares, Inc., First Community Bankshares, Inc., FNB Corporation, Gateway Financial Holdings, Inc., Middleburg Financial Corporation, National Bankshares, Inc., Old Point Financial Corporation, TowneBank, Union Bankshares Corporation, Virginia Commerce Bancorp, Inc and Virginia Financial Group, Inc.

To perform this analysis, Davenport used the most recent financial information and the market price information available for each of the peer group companies. The following table summarizes the relevant financial and market data items for Carter Bank and the peer group.

	Carter Bank (1)		Peer Median (2)
Financial Data:
Total Assets ($ in millions)	2,568.8		1,515.7
ROAA (%)	0.55		1.06
ROAE (%)	4.9		10.8
Net Interest Margin (%)	2.77		3.88
Efficiency Ratio (%)	68.5		64.3
Nonperforming Assets/Assets (%)	1.18		0.18
Net Charge Offs/Average Loans (%)	0.01		0.05
Reserves/Loans (%)	0.95		1.06

Market Data:
Market Value ($ in millions)	221.2		173.4
Price/LTM Earnings	15.8	x	12.1	x
Price/Tangible Book (%)	126.2		154.9
Price/Book (%)	75.7		118.8
Current Dividend Yield (%)	4.52		3.29

Davenport also reviewed Carter Bank’s stock price performance in 2007, and noted that Carter Bank’s stock price had ranged from a high of $14.20 on April 9, 2007 to a low of $8.85 on December 31, 2007. The closing price of Carter Bank’s stock was $9.00 on January 7, 2008.

Pro Forma Financial Impact - Accretion/Dilution Analyses. Based on the minimum exchange ratio of 2.255 shares of Carter Bank common stock for each share of Bank Building common stock, Davenport calculated the pro forma per share financial consequences reflecting the merger on each company’s 2007 year-to-date (through September 30, 2007) earnings per share, book value per share, tangible book value per share and dividend per share. The analysis assumed pre-tax cost synergies of $242,000 for the year-to-date period ended September 30, 2007. This information is presented in the following tables.

	As of and for the periods ended September 30, 2007
	Per Share Values		Accretion/Dilution
	Bank Building	Pro Forma Equivalent	Bank Building	Carter Bank
EPS	$0.50	$0.94	89.7%	0.1%
Book Value per Share	$3.98	$26.17	557.4%	(0.7)%
Tangible Book Value per Share	$3.98	$17.75	346.1%	0.1%
Dividends per Share	$0.00	$0.68	Infinite	0.0%

Other Analyses. Davenport also reviewed the balance sheet composition, historical financial results, historical stock performance, current and historical stock pricing multiples and stock liquidity for Carter Bank.

Other. In the ordinary course of its business as a broker-dealer, Davenport may, from time to time, purchase securities from, and sell securities to, Carter Bank. As a market maker in securities, Davenport may from time to time have a long or short position in, and buy or sell, equity securities of Bank Building and Carter Bank for Davenport’s own account or for the accounts of its customers.

Fees. Bank Building and Davenport have entered into an agreement relating to the services provided by Davenport in connection with the transaction. Bank Building has agreed to pay Davenport a total a fee of $95,000 in connection with the merger of which $60,000 has been invoiced and the balance of which is contingent, and payable, upon closing of the merger. According to the terms of the agreement between Bank Building and Davenport, Davenport invoiced $25,000 upon the signing of the engagement letter with Bank Building and invoiced an additional $35,000 upon issuance of the fairness opinion. Bank Building has also agreed to reimburse Davenport for reasonable out-of-pocket expenses incurred in connection with its engagement and to indemnify Davenport and certain related persons against certain liabilities in connection with its engagement, including liabilities under the federal securities laws.

The terms of the fee arrangement with Davenport, which Davenport and Bank Building believe are customary in transactions of this nature, were negotiated at arm’s length between Bank Building and Davenport, and Bank Building’s board was aware of such arrangement. In the past two years, Davenport has had no material relationship with Bank Building unrelated to the Merger. However, in the past two years, Davenport has provided financial advisory services to the predecessors of Carter Bank that were unrelated to the merger, and for which Davenport received compensation.

Real Estate Appraisal

On January 14, 2008, Bank Building and Carter Bank engaged Integra to conduct appraisals of the 46 bank branch building real estate assets of Bank Building. The representatives of Integra responsible for conducting the appraisals are members of the Appraisal Institute and experienced in appraising real estate assets owned or leased as bank branches. The parties engaged another real estate appraiser to conduct appraisals of the four commercial properties owned by Bank Building as well as the four unimproved lots adjacent to four of the bank branches.

A summary of the values determined by the real estate appraisals is attached to this proxy statement as Annex C and is incorporated herein by reference.

Merger Consideration

Each share of common stock of Bank Building will be converted in the merger into the right to receive 2.255 shares of common stock of Carter Bank.4

The amount and nature of the merger consideration reflects the balancing of a number of factors and was established by negotiations between the board of directors of Bank Building, with the assistance of Davenport, and Carter Bank, with the assistance of Boxwood. In addition, Davenport has rendered its opinion to the board of

[4]	Explanatory Note: The minimum exchange ratio is 2.255 and is subject to upward adjustment pursuant to an appraisal of the real estate assets of Bank Building. The final exchange ratio will be included in this proxy statement prior to mailing to the Bank Building stockholders.

directors of Bank Building as to the fairness of the merger consideration, from a financial point of view, to the stockholders of Bank Building. The amounts of the merger consideration reflect a number of strategic, business and economic factors that the parties concluded were appropriate. See “Background of the Merger; Board Recommendations and Reasons for the Merger” beginning on page [    ]. The parties have structured the merger, in part, to have the favorable tax attributes of a “reorganization” for federal income tax purposes. See “Certain Federal Income Tax Consequences of the Merger” beginning on page [    ].

Bank Building cannot assure its stockholders that the current fair market value of the common stock of Bank Building will be equivalent to the fair market value of common stock of Carter Bank on the effective date of the merger.

Manner and Basis of Converting Shares; Procedure; No Fractional Shares; Effect on Certificates

After the effective date of the merger, transmittal forms and exchange instructions will be mailed to each holder of the common stock of Bank Building. The transmittal forms will be used to surrender and exchange certificates formerly evidencing shares of Bank Building’s common stock for certificates representing shares of Carter Bank common stock and cash in lieu of fractional shares to which such holder has become entitled. After receipt of such transmittal forms, each holder of certificates formerly representing Bank Building’s common stock will be able to surrender such certificates to the Exchange Agent, and each such holder will receive in exchange therefor certificates evidencing the number of whole shares of Carter Bank common stock to which such holder is entitled and any cash which may be payable in lieu of a fractional share of Carter Bank common stock. Stockholders should not send in their certificates until they receive a transmittal form and instructions.

Each holder of shares of common stock exchanged pursuant to the merger who would otherwise have been entitled to receive a fraction of a share of Carter Bank common stock shall receive, in lieu thereof, cash (without interest) in an amount equal to the product of (i) such fractional part of a share of the common stock of Carter Bank multiplied by (ii) $9.25, which has been determined by the board of directors of Carter Bank to be the fair value of a share of Carter Bank common stock for fractional shares.

After the effective time of the merger, each certificate formerly representing Bank Building’s common stock, until so surrendered and exchanged, will evidence only the right to receive, the number of whole shares of Carter Bank common stock that the holder is entitled to receive in the merger, any cash payment in lieu of a fractional share of Carter Bank common stock and any dividend or other distribution with respect to Bank Building’s common stock with a record date prior to the effective time of the merger. After [                 , 2008], or such other date set by the board of directors of Carter Bank, the holder of such unexchanged certificate will not be entitled to receive any dividends or distributions payable by Carter Bank until the certificate for the old Bank Building shares has been exchanged. Subject to applicable laws, following surrender of such certificates, such dividends and distributions, together with any cash payment in lieu of a fractional share of Carter Bank common stock, will be paid without interest.

Resales of Carter Bank Common Stock

The shares of Carter Bank common stock to be issued to stockholders of Bank Building under the merger agreement may be freely traded without restriction by holders after the merger. Carter Bank is a “bank” as defined in the Securities Act of 1933, as amended (the “Securities Act”), and as such is exempt from registering its shares of common stock for sale or exchange under the federal securities laws.

Interests of Certain Persons in the Merger

Bank Building’s executive officers do not have interests in the merger in addition to their interests as stockholders of Bank Building and as stockholders of Carter Bank. For a detailed description of the interests of directors and management as stockholders of Bank Building and Carter Bank see “Security Ownership of Certain Beneficial Owners and Management” on pages [    ]. The executive officers of Bank Building do not have and do not participate in employment agreements, noncompete agreements, stock option plans, warrants or other equity based compensation arrangements or plans. The executive officers of Bank Building receive no salary or benefits from Bank Building. All five members of Bank Building’s board of directors are also members of the board of directors of Carter Bank. Worth Harris Carter, Jr., the Chairman of the Board and President of Bank Building, is also the Chairman of the Board and President of Carter Bank.

Bank Building has no paid officers, directors or employees, and everyone currently serving as an executive officer or director of Bank Building also serves as an officer or director of Carter Bank. As a result of the merger, the officers, directors and employees of Carter Bank will remain unchanged and the executive officers and directors of Bank Building will no longer serve in such capacity. Bank Building has no employee benefit plans. All of Bank Building’s accounting, record keeping and other operational needs are currently provided by a subsidiary of Carter Bank on a fee for services basis.

The principal business activity of Bank Building is to acquire and develop property for lease as bank offices to Carter Bank. At September 30, 2007, December 31, 2006 and 2005, Bank Building had outstanding mortgage loans with Carter Bank totaling $28.0 million, $28.8 million and $29.8 million, respectively. Bank Building is directly obligated on these loans. Principal payments on these loans were $871,259 for the nine months ended September 30, 2007 and $968,464 for 2006 and $985,132 for 2005. The loan transactions between Carter Bank and Bank Building were made on terms substantially the same as those prevailing at the time for comparable loans with other persons and did not involve more than normal risk of collectability or present other unfavorable features.

Bank Building leases 46 branches to Carter Bank. Aggregate rental expense under these leases was $2.0 million for the nine months ended September 30, 2007 and $2.6 million in 2006. Future minimum lease payments to Bank Building and from Carter Bank will be approximately $3.7 million per year through 2010 and thereafter totaling $18.2 million (this figure may vary based on changing interest rates).

In the ordinary course of business, Carter Bank’s and Bank Building’s respective directors and executive officers and their related interests were customers of, and had transactions with Carter Bank. Loan transactions with directors and officers, principal security holders and associates were made on substantially the same terms as those prevailing at the time for comparable loans to other persons and did not involve more than normal risk of collectability or present other unfavorable features. These extensions of credit equaled $14.9 million, or 5% of the equity capital of Carter Bank as of December 31, 2006 and $13.0 million or 4.5% of the equity capital of Carter Bank as of September 30, 2007.

Troutman Sanders serves as regular outside counsel to both Bank Building and Carter Bank. Troutman Sanders advised Bank Building in connection with the MacKenzie tender offer and served as outside legal advisor to Carter Bank in connection with the merger and the negotiation of the merger agreement.

Davenport has acted as financial advisor to Carter Bank in the past, including serving as financial advisor in connection with the Bank Merger. See “Opinion of Bank Building’s Financial Advisor.”

The boards of directors of Bank Building and Carter Bank considered these facts, among other matters, in approving the merger agreement and the transactions contemplated thereby.

Management and Operations after the Merger

Board of Directors and Management. The board of directors and officers of Carter Bank upon consummation of the merger will continue to consist of its current directors and officers.

Articles of Incorporation and Bylaws. The articles of incorporation and bylaws of Carter Bank will not change as a result of the merger.

Regulatory Approvals

Banking Approvals. The merger and the other transactions contemplated by the merger agreement require separate notices to be filed with the Federal Deposit Insurance Corporation (the “FDIC”) and the Virginia State Corporation Commission (the “SCC”). Carter Bank and Bank Building have filed all required notices and related documentation with the FDIC and the SCC.

While the merger does not require regulatory approval, the continued ownership by Carter Bank of real estate assets not used in the business of banking, and the structure used for the continued ownership of those assets, is subject to the ongoing approval by the FDIC and compliance with applicable federal and state banking laws and regulations.

Neither Bank Building nor Carter Bank is aware of any governmental approvals or actions that may be required for the consummation of the merger other than as described above. Should any other approval or action be required, it is presently contemplated that such approval or action would be sought. There can be no assurance that any necessary regulatory approvals or actions will be timely received or taken, that no action will be brought challenging such approval or action or, if such a challenge is brought, as to the result thereof, or that any such approval or action will not be conditioned in a manner that would cause the parties to abandon the merger.

Virginia Affiliated Transactions Statute

Article 14 of Chapter 9 of Title 13.1 of the Virginia Stock Corporation Act (the “VSCA”) contains provisions governing Affiliated Transactions. “Affiliated Transactions” include: (i) any merger or share exchange with an interested stockholder; (ii) the transfer to any interested stockholder of corporate assets with a fair market value greater than 5% of the corporation’s consolidated net worth; (iii) the issuance to any interested stockholder of voting shares with a fair market value greater than 5% of the fair market value of all outstanding voting shares of the corporation; (iv) any reclassification of securities or corporate reorganization that will have the effect of increasing by 5% or more the percentage of the corporation’s outstanding voting shares held by any interested stockholder; and (v) any plan or proposal for dissolution of the corporation proposed by or on behalf of any interested stockholder. For purposes of the VSCA, an “Interested Stockholder” is defined as any beneficial owner of more than 10% of any class of the voting securities of a Virginia corporation.

Subject to certain exceptions discussed below, the provisions governing Affiliated Transactions require that, for three years following the date upon which any stockholder becomes an Interested Stockholder, a Virginia corporation cannot engage in an Affiliated Transaction with such Interested Stockholder. This prohibition is subject to the approval of the Affiliated Transaction by the affirmative vote of the holders of two-thirds of the voting shares of the corporation, other than the shares beneficially owned by the Interested Stockholder, and by a majority (but not less than two) of the Disinterested Directors. A “Disinterested Director” means, with respect to a particular Interested Stockholder, a member of a corporation’s board of directors who (i) was a member before the later of January 1, 1988 and the date on which an Interested Stockholder became an Interested Stockholder or (ii) was recommended for election by, or was elected to fill a vacancy and received the affirmative vote of, a majority of the Disinterested Directors then on the board. At the expiration of the three-year period, these provisions require approval of Affiliated Transactions by the affirmative vote of the holders of two-thirds of the voting shares of the corporation, other than those beneficially owned by the Interested Stockholder, or require either that the transaction be approved by a majority of the Disinterested Directors or that the transaction satisfy certain fair price requirements of the statute. In general, the fair price requirements provide that the stockholders must receive the highest per share price for their shares as was paid by the Interested Stockholder for his shares or the fair market value of their shares, whichever is higher. They also require that, during the three years preceding the announcement of the proposed Affiliated Transaction, all required dividends have been paid and no special financial accommodations have been accorded the Interested Stockholder unless approved by a majority of the Disinterested Directors.

None of the foregoing limitations and special voting requirements applies to an Affiliated Transaction with an Interested Stockholder whose acquisition of shares making such person an Interested Stockholder was approved by a majority of the corporation’s Disinterested Directors or if the person became an Interested Stockholder on the date that the corporation first had 300 stockholders of record. In addition, after the expiration of three years from the date that a person became an Interested Stockholder, an Affiliated Transaction may be approved by a majority of the corporation’s Disinterested Directors. Based on the foregoing, the board of directors of Bank Building has determined that the merger agreement, the merger and the transactions contemplated thereby are not subject to the Affiliated Transactions statute.

Control Share Acquisitions Statute

The VSCA also contains a “control share acquisitions statute” which provides that shares of a publicly held Virginia corporation that are acquired in a “control share acquisition” generally will have no voting rights unless such rights are conferred on those shares by a majority vote of all outstanding shares other than those held by the acquiring person or any officer or employee director of the corporation. A control share acquisition is defined, with certain exceptions, as the acquisition of the beneficial ownership of voting shares which would cause the acquirer to have voting power within the following ranges or to move upward from one range into another: (i) 20% to 33%; (ii) 331/3% to 50%; or (iii) more than 50%, of such votes. Since no person will be acquiring any shares of Bank Building common stock in connection with the merger, the control share acquisition statute is not applicable to the merger agreement, the merger or the transactions contemplated thereby.

Accounting Treatment

Generally accepted accounting standards require that all business combinations be accounted for by the “purchase” method of accounting; therefore, the merger will be accounted for in this manner. Under the purchase method of accounting, the assets and liabilities of Bank Building, as of the completion of the merger, will be recorded at their fair values and the excess of purchase price over the fair value of net assets will be allocated to goodwill. Financial statements of Carter Bank issued after the consummation of the merger will reflect such values and will not be restated retroactively to reflect the historical position or results of operations of Bank Building. The operating results of Bank Building will be reflected in Carter Bank’s financial statements from and after the date the merger is consummated.

Appraisal Rights

Stockholders of Bank Building will have appraisal rights in connection with the merger as provided under the VSCA. Pursuant to Section 13.1-730 of the VSCA, a stockholder may dissent to a merger and receive cash for the value of shares held by the stockholder. Any stockholder seeking appraisal rights must follow the process described under the VSCA. The VSCA provides that each share of Bank Building common stock issued and outstanding immediately prior to the effective date of the merger that is held by stockholders who have not voted in favor of the merger or consented thereto in writing and who shall have demanded appraisal for such shares in writing in accordance with Virginia law will not be converted into or represent the right to receive the merger consideration. Such shares will instead be cancelled and will represent only the right to receive payment of the appraised value of such shares held by them in accordance with Virginia law, except that all shares held by stockholders who have failed to perfect or who effectively have withdrawn or lost their rights to appraisal of such shares of Bank Building common stock under Virginia law will thereupon be deemed to have been converted into and to have become exchangeable, as of the effective time, for the right to receive the merger consideration upon surrender of the certificate or certificates that evidenced such shares.

In addition, the cash received for shares by dissenting stockholders instead of stock in Carter Bank will be taxable to the stockholders. Stockholders who do not elect their appraisal rights and, therefore, receive stock in Carter Bank will not be subject to federal and/or state income tax in connection therewith, except for cash paid for fractional shares.

THE FOREGOING SUMMARY OF THE RIGHTS OF DISSENTING STOCKHOLDERS UNDER THE VSCA DOES NOT PURPORT TO BE A COMPLETE STATEMENT OF THE PROCEDURES TO BE FOLLOWED BY STOCKHOLDERS DESIRING TO EXERCISE ANY APPRAISAL RIGHTS AVAILABLE UNDER THE VSCA. THE PRESERVATION AND EXERCISE OF APPRAISAL RIGHTS REQUIRE STRICT ADHERENCE TO THE APPLICABLE PROVISIONS OF THE VSCA. A COPY OF SECTION 13.1-730 OF THE VSCA IS ATTACHED AS ANNEX D TO THIS PROXY STATEMENT AND THE FOREGOING SUMMARY IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO ANNEX D. THE FOREGOING DESCRIPTION OF CERTAIN PROVISIONS OF THE VSCA IS NOT NECESSARILY COMPLETE AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE VSCA.

PROPOSAL II - ADJOURNMENT OF THE MEETING

With respect to Bank Building’s special meeting, in the event that there are not sufficient votes to constitute a quorum or approve the matters to be considered at the time of the special meeting, the merger agreement could not be approved unless such special meeting was adjourned to a later date or dates in order to permit further solicitation of proxies. In order to allow proxies that have been received at the time of the meeting to be voted for an adjournment, if necessary, Bank Building has submitted the question of adjournment to its stockholders as a separate matter for their consideration. The board of directors of Bank Building unanimously recommends that its stockholders vote “FOR” the adjournment proposal. If it is necessary to adjourn the meeting, no notice of such adjourned meeting is required to be given to Bank Building’s stockholders, other than an announcement at the special meeting of the place, date and time to which the meeting is adjourned, if the meeting is adjourned for 30 days or less.

The board of directors of Bank Building recommend that you vote “FOR” approval of this proposal.

THE MERGER AGREEMENT

This section of the proxy statement describes the material provisions of the merger agreement but does not purport to describe all of the terms of the merger agreement. The following summary is qualified in its entirety by reference to the complete text of the merger agreement, which is attached as Annex A to this proxy statement and incorporated into this proxy statement by reference. Bank Building urges you to read the merger agreement in its entirety because it is the primary legal document that governs the merger.

The merger agreement has been included to provide information regarding the terms of the merger. Except for its status as the contractual document that establishes and governs the legal relations between Carter Bank and Bank Building with respect to the merger, the merger agreement is not intended to be a source of factual, business or operational information about Carter Bank and Bank Building.

The merger agreement contains representations and warranties that Bank Building and Carter Bank made to each other as of the date of the merger agreement or other specific dates, and such representations and warranties should not be relied upon by any other person. The assertions embodied in those representations and warranties were made solely for purposes of the contract between Bank Building and Carter Bank and are subject to important qualifications and limitations agreed to by Bank Building and Carter Bank in connection with negotiating the merger agreement. Accordingly, stockholders should not rely on the representations and warranties as accurate or complete or characterizations of the actual state of facts as of any specified date since they are modified in important part by the underlying disclosure schedules which are not filed publicly and which are subject to a contractual standard of materiality different from that generally applicable to stockholders and were used for the purpose of allocating risk between Bank Building and Carter Bank rather than establishing matters as facts.

The Merger

The merger agreement provides for the merger of Bank Building with and into Carter Bank upon the terms, and subject to the conditions, of the merger agreement. Carter Bank will be the surviving corporation. The separate corporate existence of Bank Building will terminate as of the effective time of the merger. The merger will be effective upon the issuance of a certificate of merger by the SCC, or at such later time reflected in the articles of merger as agreed to by Carter Bank and Bank Building. Bank Building expects to complete the merger as promptly as practicable after its stockholders approve the merger agreement.

Bank Building or Carter Bank may terminate the merger agreement before the completion of the merger in certain circumstances, whether before or after the approval of the merger by the Bank Building stockholders. Additional details on the termination of the merger agreement are described in “Termination of the Merger Agreement.”

Merger Consideration

The merger agreement provides that the parties will conduct an appraisal of the real property assets of Bank Building within 45 days of the date of the merger agreement. The “Appraised Value” is defined to mean 97% of the aggregate of the appraisals of the real property of Bank Building. In connection with the merger, each issued and outstanding share of Bank Building common stock shall be converted into and become that number of shares of Carter Bank common stock equal to the greater of (i) 2.255 or (ii) the number that is derived by taking the Appraised Value plus the assets of Bank Building other than real estate less the total liabilities of Bank Building less two-thirds of the Deferred Tax Amount and dividing the resulting number by 398,244 and then dividing the per share result by $9.25. The “Deferred Tax Amount” is defined to mean 35% of the amount that the Appraised Value exceeds Bank Building’s current tax basis in its real property.

After the merger is effective, each holder of Bank Building common stock at the time of the completion of the merger, will no longer have any rights with respect to the shares, except for the right to receive the merger consideration. Each certificate previously evidencing shares of Bank Building common stock after conversion will thereafter be deemed for all purposes to evidence ownership of and to represent the number of shares of Carter Bank common stock into which such shares will have been converted. Shares held directly or indirectly by Bank Building or any of its wholly owned subsidiaries or by Carter Bank will be canceled at the effective time of the merger.

Fractional Shares

No certificates or scrip representing fractional shares of Carter Bank common stock will be issued, and no holder of shares of Bank Building common stock will be entitled to any voting rights, rights to receive any dividends or distributions or other rights as a stockholder of Carter Bank that would otherwise be issued as fractional shares to such stockholder. In lieu of any fractional shares of stock that would otherwise be issued, each stockholder that would have been entitled to receive a fractional share of Carter Bank common stock will, upon proper surrender of such person’s stock certificates representing Bank Building common stock, receive a cash payment equal to such fraction multiplied by $9.25, which has been determined by the board of directors of Carter Bank to be the fair value of a share of Carter Bank common stock for fractional shares.

Appraisal Rights

Each share of Bank Building common stock issued and outstanding immediately prior to the effective time that is held by stockholders who have not voted in favor of the merger or consented thereto in writing and who have demanded appraisal for such shares in writing in accordance with Section 13.1-730 of the VSCA will not be converted into or represent the right to receive the merger consideration. Such shares will instead be cancelled and will represent only the right to receive payment of the appraised value of such shares held by them in accordance with the VSCA, except that all shares held by stockholders who have failed to perfect or who effectively have withdrawn or lost their rights to appraisal of such shares of Bank Building’s common stock under the VSCA will thereupon be deemed to have been converted into and to have become exchangeable, as of the effective time, for the right to receive the merger consideration upon surrender of the certificate or certificates that evidenced such shares.

Articles of Incorporation and Bylaws

Upon completion of the merger, the articles of incorporation and bylaws of Carter Bank in effect immediately prior to the effective time will be the articles of incorporation of Carter Bank.

Directors and Officers

Upon completion of the merger, the directors and officers of Carter Bank immediately prior to the effective time will be the directors and officers of Carter Bank.

Conversion of the Shares

At or prior to the completion of the merger, Carter Bank will designate a transfer agent to receive surrendered certificates representing shares of Bank Building common stock and to issue the merger consideration in exchange therefor. Carter Bank will deposit with the transfer agent stock certificates representing shares of Carter Bank common stock and funds appropriate to pay the merger consideration to Bank Building stockholders.

As of the effective time of the merger, Bank Building’s stock ledger with respect to its common stock will be closed and after that time there will be no transfer of Bank Building common stock on the stock transfer books of Bank Building.

Upon surrender of any certificate with a duly completed and validly executed letter of transmittal, the holder of such certificate will be entitled to receive the merger consideration in respect thereof.

Promptly following the effective time, the Exchange Agent will send the Bank Building stockholders a letter of transmittal and instructions advising the stockholders of the procedure to surrender their certificates representing their shares of common stock of Bank Building in exchange for the merger consideration. The Exchange Agent will send each stockholder the merger consideration after the stockholder has (1) surrendered their certificates to the Exchange Agent and (2) provided to the Exchange Agent a signed and completed letter of transmittal and any other items specified by the letter of transmittal. Interest will not be paid or accrue in respect of the merger consideration. Carter Bank will reduce the amount of any merger consideration paid to the stockholders by any applicable withholding taxes. Stockholders should not forward their stock certificates to the Exchange Agent without a letter of transmittal, and they should not return their stock certificates with the enclosed proxy.

The transmittal instructions will tell stockholders what to do if they have lost their certificate, or if it has been stolen or destroyed. Stockholders will have to provide an affidavit to that fact and, if required by Carter Bank, post a bond in an amount that Carter Bank reasonably directs as indemnity against any claim that may be made against it in respect of the certificate.

Representations and Warranties

In the merger agreement, Bank Building and Carter Bank each made representations and warranties relating to, among other things:

•	corporate organization and existence;

•	corporate power and authority to enter into and perform obligations under, and enforceability of, the merger agreement;

•	capital structure;

•	the absence of conflicts with or defaults under organizational documents, debt instruments, other contracts and applicable laws and judgments;

•	required regulatory filings and consents and approvals of governmental entities;

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the accuracy of certain documents filed with the SEC or FDIC, as applicable, since December 31, 2006, that each party’s financial statements fairly present such party’s consolidated financial position and the absence of undisclosed liabilities;

•	the absence of certain material adverse changes or events since September 30, 2007;

•	the absence of cease and desist orders, decrees, agreements, memoranda of understanding or similar arrangements with governmental authorities;

•	the absence of material litigation;

•	regulatory approvals;

•	labor relations;

•	tax matters;

•	title to properties and assets;

•	insurance matters;

•	compliance with environmental laws and regulations;

•	broker’s fees;

•	information supplied for inclusion in this proxy statement;

•	material contracts;

•	intellectual property matters;

•	state takeover provisions;

•	corporate record books and minute books; and

•	affiliated transactions.

In the merger agreement, Carter Bank also made representations and warranties relating to, among other things:

•	the filing of reports and statements with governmental authorities;

•	compliance with the Employee Retirement Income Securities Act of 1974, as amended, and other employee benefit matters;

•	investment securities; and

•	loans, other real estate owned and allowance for loan losses.

Bank Building also made representations and warranties relating to, among other things:

•	the absence of paid employees; and

•	the vote required by its stockholders to approve and adopt the merger agreement.

Conduct of Business Pending the Merger

Bank Building has agreed in the merger agreement that, until the effective date of the merger, unless contemplated or permitted by the merger agreement or as approved in writing by Carter Bank, Bank Building will operate its business substantially as presently operated and only in the ordinary course and in a manner consistent with past practice and use its best efforts to preserve intact its relationships with those having business dealings with Bank Building. In addition, Bank Building has agreed that it will not:

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make any change in its authorized capital stock or issue or sell any shares of its capital stock or issue any securities convertible into or exchangeable for options or warrants to purchase any shares of its capital stock, nor purchase, redeem or otherwise acquire any of its outstanding shares of capital stock;

•	voluntarily make any changes in the composition of its officers, directors or other key management personnel;

•	make any change in the compensation or title of any executive officer or director or make any change in the compensation or title of any other person;

•	enter into any employee benefit plan or any employment, retention, change in control or consulting agreement;

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incur any obligation or liability, make any pledge, or encumber any of its assets, nor dispose of any of its assets in any other manner, except in the ordinary course of business and for adequate value, or as otherwise specifically permitted in the merger agreement;

•	knowingly waive any right to substantial value;

•	enter into material transactions otherwise than in the ordinary course of its business;

•	alter, amend or repeal its articles of incorporation or bylaws; or

•	propose or take any other action that would make any of its representations or warranties under the merger agreement untrue.

Efforts to Complete the Merger

In the merger agreement, Bank Building has agreed to a number of additional agreements, including agreements relating to:

•	obtaining appraisals for all of its owned real property by disinterested appraisers;

•	calling a meeting of its stockholders to vote on the merger proposal;

•	recommending, through its board of directors, that its stockholders approve the merger agreement;

•	mailing this proxy statement to its stockholders and taking all reasonably required action to solicit proxies in favor of the approval and adoption of the merger agreement and approval of the merger;

•	affording Carter Bank reasonable access to its properties, books, contracts, records and employees;

•	using reasonable best efforts to cause its consultants and independent public accountants to provide access to their work papers and such other information as Carter Bank may reasonably request; and

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furnishing promptly to Carter Bank (i) a copy of each report, schedule and other document filed by Bank Building pursuant to federal or state securities laws; (ii) each written update provided to its board of directors on Bank Building and its subsidiaries’ financial performance and projections; and (iii) other information concerning Bank Building’s business and properties as Carter Bank may reasonably request.

The merger agreement also contains a number of mutual additional agreements by Carter Bank and Bank Building, including agreements relating to:

•	preparing this proxy statement as promptly as practicable;

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obtaining all necessary actions or nonactions, waivers, consents and approvals from governmental authorities and making all necessary registrations and filings and taking all reasonable steps as may be necessary to obtain an approval or waiver from, or to avoid an action or proceeding by, any governmental authority;

•	obtaining all necessary consents, approvals or waivers from third parties;

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defending any lawsuits or other legal proceedings, whether judicial or administrative, investigating or challenging the merger agreement or the consummation of any of the transactions contemplated thereby;

•	executing and delivering any additional instruments necessary to consummate the transactions contemplated by, and carrying out the purposes of, the merger agreement;

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furnishing the other party with all information concerning itself, its subsidiaries, directors, officers and stockholders and such other matters as may be reasonably necessary or advisable in connection with any statement, filing, notice or application made by or on behalf of Bank Building, Carter Bank, or either of their respective subsidiaries to any third party and/or any governmental authority in connection with the merger and the transactions contemplated by the merger agreement;

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keeping the other party apprised of the status of matters relating to completion of the transactions contemplated by the merger agreement, including promptly furnishing the other party with copies of material notices or other material communications received by such party or its subsidiaries, from any third party and/or any governmental authority with respect to the merger and the other transactions contemplated by the merger agreement; and

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if any anti-takeover or similar statute or regulation is or may become applicable to the merger or the other transactions contemplated by the merger agreement, granting such approvals and taking such actions as are necessary so that such transactions may be consummated as promptly as practicable on the terms contemplated by the merger agreement or by the merger and otherwise to act to eliminate or minimize the effects of such statute or regulation on such transactions.

Additionally, the merger agreement also contains a number of additional agreements by Carter Bank, including agreements relating to:

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furnishing to Bank Building, upon its request, all information concerning Carter Bank, its subsidiaries, directors, officers and stockholders and such other matters as may be reasonably necessary or advisable in connection with the preparation of this proxy statement; and

•	voting, or causing to be voted, all of the shares then owned by Carter Bank or any of its subsidiaries in favor of the approval of the merger and the merger agreement.

Conditions to the Merger

The parties’ obligations to complete the merger are subject to the following conditions:

•	the approval of the merger by the requisite stockholder vote of Bank Building at the special meeting;

•	receipt of an opinion from Troutman Sanders that the merger qualifies as a tax-free reorganization under Section 368 of the Internal Revenue Code; and

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no law, rule or regulation or judgment, injunction, ruling, order or decree of a court of competent jurisdiction or any governmental entity having been issued preventing the consummation of the merger.

Carter Bank’s obligation to complete the merger is subject to the following additional conditions:

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Bank Building’s representations and warranties contained in the merger agreement must be true and correct (i) in all respects at and as of the effective time (as to representations and warranties qualified or limited by the term “material adverse effect” (as such term is defined below under “The Merger Agreement – Material Adverse Effect”), the word “material” and phrases of like import) and (ii) in all material respects at and as of the effective time (as to representations and warranties not qualified or limited by the term “material adverse effect,” the word “material” and phrases of like import);

•	Bank Building will have performed in all material respects all obligations and covenants that it is required to perform under the merger agreement;

•	Bank Building will not have suffered a material adverse effect since January 8, 2008 that continues to exist on the closing date;

•	Bank Building will have delivered a certificate of its chief executive officer and chief financial officer certifying the fulfillment of the foregoing conditions;

•	no governmental authority shall have instituted an action or proceeding that remains pending seeking to enjoin, restrain, prevent or prohibit consummation of the merger; and

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all proceedings to be taken by Bank Building in connection with the merger agreement, and all documents incident thereto, will be reasonably satisfactory in form and substance to Carter Bank and its counsel.

Bank Building’s obligation to complete the merger is subject to the following additional conditions:

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the representations and warranties of Carter Bank contained in the merger agreement must be true and correct (i) in all respects at and as of the effective time (as to representations and warranties qualified or limited by the term “material adverse effect,” the word “material” and phrases of like import) and (ii) in all material respects at and as of the effective time (as to representations and warranties not qualified or limited by the term “material adverse effect,” the word “material” and phrases of like import);

•	Carter Bank will have performed in all material respects all obligations and covenants that it is required to perform under the merger agreement; and

•	Carter Bank will have delivered a certificate of its chief executive officer and chief financial officer certifying the fulfillment of the foregoing conditions.

No Solicitation of Other Offers

Bank Building has agreed, before the merger becoming effective, to certain limitations on its ability to take action with respect to other acquisition proposals. Notwithstanding these limitations, Bank Building may respond to certain superior proposals. Under the merger agreement:

•	the term “takeover proposal” means any inquiry, proposal or offer from any person (other than Carter Bank and its subsidiaries) relating to:

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any acquisition of the assets of Bank Building and its subsidiaries (including securities of its subsidiaries, but excluding sales of assets in the ordinary course of business) equal to 20% or more of Bank Building’s consolidated assets or to which 20% or more of its revenues or earnings on a consolidated basis are attributable;

•	any acquisition of 20% or more of Bank Building’s outstanding common stock;

•	any tender offer or exchange offer that if consummated would result in any person beneficially owning 20% or more of Bank Building’s outstanding common stock; or

•	any merger, consolidation, share exchange, business combination, recapitalization, liquidation, dissolution or similar transaction involving Bank Building.

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the term “superior proposal” means a proposal or offer to acquire, directly or indirectly, for consideration consisting of cash and/or securities, more than 50% of Bank Building’s issued and outstanding common stock, or substantially all of Bank Building’s and its subsidiaries’ assets on a consolidated basis, made by a third party, and which is otherwise on terms and conditions that Bank Building’s board of directors determines in its good faith and reasonable judgment (after consultation with a recognized financial advisor with expertise in bank and banking property transactions and in light of all relevant circumstances, including all the terms and conditions of such proposal and the merger agreement) to be more favorable to its stockholders than the merger.

Bank Building has agreed:

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not to, and not to authorize or permit its subsidiaries, any of Bank Building’s or its subsidiary’s respective directors, officers or employees or any investment banker, financial advisor, attorney, accountant or other advisor, agent or representative retained by Bank Building or its subsidiaries in connection with the merger to, directly or indirectly through another person:

•	solicit, initiate or knowingly encourage or facilitate any inquiries or the making of any proposal that constitutes, or is reasonably likely to lead to a takeover proposal; or

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other than solely informing persons of the non-solicitation provisions of the merger agreement, participate in any discussions or negotiations regarding any takeover proposal, or furnish to any person any information in connection with, or in furtherance of, any takeover proposal;

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to immediately cease, and to cause its subsidiaries and instruct its representatives to immediately cease, and cause to be terminated all existing discussions or negotiations with any person previously conducted with respect to any takeover proposal.

However, at any time before Bank Building’s stockholders have voted on the approval of the merger at the special meeting, in response to an unsolicited bona fide written takeover proposal made after the date of the merger agreement that Bank Building’s board of directors determines in good faith (after consultation with outside legal counsel) constitutes or is reasonably likely to result in a superior proposal, Bank Building may, if its board of directors determines in good faith that there is a reasonable probability that failure to take such action would be inconsistent with its fiduciary duties to Bank Building’s stockholders under applicable law, and after giving Carter Bank prompt written notice of such determination:

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furnish information with respect to Bank Building and its subsidiaries to the person making such takeover proposal pursuant to a confidentiality agreement not less restrictive on such person than the mutual non-disclosure agreement between Carter Bank and Bank Building, provided that all such information is provided or made available to Carter Bank; and

•	participate in discussions or negotiations with the person making such takeover proposal regarding such takeover proposal.

Subject to certain exceptions described below, the merger agreement provides that Bank Building’s board of directors will not withdraw or modify, in a manner adverse to Carter Bank, the recommendation by the board of directors that Bank Building’s stockholders approve the merger agreement or publicly recommend to its stockholders a takeover proposal.

Notwithstanding the foregoing, at any time prior to obtaining Bank Building’s stockholders’ approval of the merger, in response to a superior proposal, Bank Building’s board of directors may, if it determines in good faith (after consultation with outside legal counsel) that there is a reasonable probability that failure to take such action would be inconsistent with its fiduciary duties to its stockholders under applicable law, withdraw or modify its recommendation to approve the merger agreement, recommend such superior proposal and/or terminate the merger agreement (and concurrently with or after such termination, if it so chooses, cause it to enter into any acquisition agreement with respect to any superior proposal), but only after the third business day following Carter Bank’s receipt of written notice from Bank Building containing a description of the material terms of such superior proposal, and provided that Bank Building’s board of directors continues to believe, following such third business day that such takeover proposal still constitutes a superior proposal after taking into account any changes to the terms of the merger agreement proposed by Carter Bank in response to the notice.

Termination of the Merger Agreement

Bank Building and Carter Bank may terminate the merger agreement under certain circumstances, including:

•	by mutual consent of Carter Bank and Bank Building;

•	by either Carter Bank or Bank Building if:

•	the merger shall not have been consummated on or prior to June 30, 2008 (the “walk-away date”); or

•	the requisite vote on the merger proposal is not obtained at a duly held special meeting or at any adjournment or postponement thereof;

•	by Bank Building if:

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Carter Bank shall have breached or failed to perform any of its representations, warranties, covenants or other agreements contained in the merger agreement that is a condition to consummation of the merger and such breach is not cured within a specified time period or cannot be cured; or

•	Bank Building’s board of directors withdraws, modifies or changes its recommendation that its stockholders approve the merger agreement in a manner adverse to Carter Bank and its stockholders;

•	by Carter Bank if:

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Bank Building shall have breached or failed to perform any of its representations, warranties, covenants or other agreements contained in the merger agreement that is a condition to consummation of the merger and such breach is not cured within a specified time period or cannot be cured;

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Bank Building’s board of directors withdraws, modifies or changes its recommendation that its stockholders approve the merger agreement in a manner adverse to Carter Bank and its stockholders, unless such withdrawal, modification or change is as a result of a breach by Carter Bank that would entitle Bank Building to terminate the merger agreement or as a result of a material adverse effect on Carter Bank; or

•	the appraised value of Bank Building’s real estate assets is less than 97% of the tax assessed value of such assets as of December 31, 2007.

Termination Fees

Bank Building must pay Carter Bank a termination fee of $500,000 if:

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Prior to consummation of the merger, Bank Building exercises its “fiduciary out” and terminates the merger agreement to enter into a definitive agreement with a third party with respect to a superior proposal;

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Carter Bank terminates the merger agreement prior to consummation of the merger due to Bank Building’s board of directors changing its recommendation of the merger in a manner adverse to Carter Bank, unless such change is as a result of a breach by Carter Bank, and an agreement is entered into with respect to a takeover proposal within six months of such termination; or

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Prior to consummation of the merger, (i) the merger agreement is terminated (A) by Carter Bank due to a failure of the conditions to closing to be satisfied as a result of a breach or failure to perform by Bank Building of its representations, warranties, covenants or agreements, or (B) by either Bank Building or Carter Bank due to the walk-away date having occurred without the merger being consummated, (ii) at the time of the event triggering the termination right a takeover proposal has been publicly announced and not withdrawn or rejected and (iii) within six months of such termination Bank Building enters into a definitive agreement with respect to, or consummates, a takeover proposal.

For these purposes, takeover proposal has the same meaning as in the no-shop provision, except that the threshold is a majority instead of 20%.

Amendment, Extension and Waiver

The merger agreement may be amended by Carter Bank and Bank Building at any time before or after any approval of the merger agreement by Bank Building’s stockholders, provided that after the approval of the merger agreement by Bank Building’s stockholders, the merger agreement may not be amended to change any provision which by law would require further approval by Bank Building’s stockholders without such approval.

The merger agreement may not be amended except by a written instrument executed by all parties.

Subject to the express limitations contained in the merger agreement, Bank Building and Carter Bank may, before the effective time of the merger:

•	extend the time for the performance of any obligations or other acts of the other parties;

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waive any inaccuracies in the representations and warranties contained in the merger agreement by any other applicable party or in any document delivered pursuant to the merger agreement by any other applicable party; or

•	waive compliance with any of the agreements or conditions contained in the merger agreement.

Material Adverse Effect

Many of the representations and warranties in the merger agreement and Carter Bank’s obligations to complete the merger are qualified by reference to whether the item in question is reasonably likely to have a “material adverse effect” on Bank Building, which is defined as any effect or change that would be (or could reasonably be expected to be) materially adverse to Bank Building or its subsidiaries’ business, assets, condition (financial or otherwise), operating results, operations or business prospects. The definition of “material adverse effect” does not include any adverse change, event, development or effect arising from or relating to:

•	general business or economic conditions;

•

national or international political or social conditions, including the engagement by the United States in hostilities, whether or not pursuant to the declaration of a national emergency or war, or the occurrence of any military or terrorist attack upon the United States;

•	financial, banking or securities markets;

•	changes in generally accepted accounting principles;

•	changes in any federal, state, foreign, supranational, provincial, local or other laws or binding directives issued by any governmental entity; and

•

the taking of any action contemplated by the merger agreement and the other agreements contemplated thereby, other than to the extent that any adverse change, event, development, or effect referred to in each of the clauses above has had or would reasonably be expected to have a disproportionately adverse effect on Bank Building and its subsidiaries as generally compared to other participants in the industries in which Bank Building and its subsidiaries conduct business.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER

The following is a summary of material U.S. federal income tax consequences applicable to Bank Building stockholders that receive Carter Bank common stock or cash and cash in lieu of fractional shares in the merger. This summary is based upon the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable Treasury regulations thereunder, judicial decisions, and current administrative rulings, all as in effect on the date of this proxy statement and all of which are subject to change, possibly with retroactive effect.

This discussion addresses only those Bank Building stockholders that hold their shares as a capital asset (generally, property held for investment). In addition, this discussion does not address all the U.S. federal income tax consequences that may be relevant to these stockholders in light of their particular circumstances, or the U.S. federal income tax consequences to those stockholders that are subject to special rules, such as, without limitation:

•	partnerships, subchapter S corporations and other pass-through entities (and the holders of interests therein);

•	foreign persons and entities;

•	banks, thrifts, mutual funds and other financial institutions;

•	tax-exempt organizations and pension funds;

•	insurance companies;

•	dealers or traders in securities;

•

stockholders who received their shares of common stock through a benefit plan or a tax-qualified retirement plan or through the exercise of employee stock options or similar derivative securities or otherwise as compensation;

•	stockholders whose shares are qualified small business stock for purposes of section 1202 of the Code;

•	stockholders who may be subject to the alternative minimum tax provisions of the Code;

•	stockholders whose functional currency is not the U.S. dollar; and

•

stockholders who hold their shares other than as a capital asset or who hold their shares as part of a hedge, appreciated financial position, straddle, synthetic security, conversion transaction or other integrated investment.

Furthermore, this discussion does not address any tax consequences arising under the laws of any state, locality or foreign jurisdiction. This discussion does not purport to be a comprehensive analysis or description of all potential U.S. federal income tax consequences of the proposed transaction.

Carter Bank and Bank Building anticipate that the merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Code. It is a condition to the completion of the merger that Carter Bank and Bank Building receive written opinions from Troutman Sanders LLP, dated as of the effective date of the merger, to the effect that the merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Code. Neither Carter Bank nor Bank Building currently intends to waive this condition. The opinions of Troutman Sanders LLP will be based upon representation letters of Carter Bank and Bank Building, and upon customary assumptions. Any inaccuracy in the representations or assumptions, or any actions by Carter Bank or Bank Building contrary to the representations or assumptions, could adversely affect the conclusions reached in the opinions and the tax discussion set forth below.

The opinions represent the best judgment of Troutman Sanders LLP as to the U.S. federal income tax treatment of the merger and as to the U.S. federal income tax consequences of the merger to the Bank Building stockholders, but will not be binding on the Internal Revenue Service (the “IRS”) or the courts. No rulings have been or will be requested from the IRS with respect to any of the matters discussed herein. There can be no assurance that future legislation, regulations, administrative rulings or court decisions will not adversely affect the accuracy of the statements in this summary. The following discussion assumes that the foregoing factual conditions are met, and therefore, the merger qualifies as a “reorganization” within the meaning of Section 368(a) of the Code.

Tax Consequences of the Merger to Bank Building Stockholders

Exchanges of Bank Building Common Stock for Carter Bank Common Stock. A Bank Building stockholder that exchanges shares of Bank Building common stock solely for shares of Carter Bank common stock in the merger will not recognize gain or loss, except with respect to any cash received instead of fractional share interests in Carter Bank common stock. The aggregate tax basis of the Carter Bank common stock received by a Bank Building stockholder in the merger will be the same as the aggregate tax basis of the Bank Building common stock for which it is exchanged, less any tax basis attributable to fractional share interests in Carter Bank common stock for which cash is received. The holding period of Carter Bank common stock received in exchange for shares of Bank Building common stock will include the holding period of the Bank Building common stock surrendered in exchange therefor. For the consequences of receipt of cash instead of a fractional share interest in Carter Bank common stock, see “Cash Received Instead of a Fractional Share” below.

Cash Received Instead of a Fractional Share. No fractional shares of Carter Bank common stock will be issued in connection with the merger. Instead, Carter Bank will make a cash payment without interest to each Bank Building stockholder who would otherwise receive a fractional share. A Bank Building stockholder who receives cash instead of a fractional share of Carter Bank common stock will be treated as having received the fractional share pursuant to the merger, and then as having exchanged the fractional share for cash in a redemption by Carter Bank. Any gain or loss attributable to this deemed redemption will be capital gain or loss. The amount of this gain or loss will be equal to the difference between the portion of the tax basis of the Bank Building common stock surrendered in the merger transaction that is allocated to the fractional share and the cash received therefor. Any capital gain or loss of this type will constitute long-term capital gain or loss if the holding period for the Bank Building common stock surrendered is greater than one year as of the date of the merger.

Cash Received on Exercise of Appraisal Rights. A Bank Building stockholder who exercises appraisal rights and receives a cash payment with respect to those shares generally will recognize gain or loss equal to the difference between the amount of the cash received and such stockholder’s tax basis in those shares. Such gain or loss will generally constitute capital gain or loss.

Information Reporting and Backup Withholding. Cash payments received by a Bank Building stockholder in the merger may, under certain circumstances, be subject to information reporting and backup withholding (currently at the rate of 28%) of the cash payable to such stockholder, unless such stockholder provides proof of an applicable exemption or furnishes its taxpayer identification number, and otherwise complies with all applicable requirements of the backup withholding rules. Any amounts withheld from payments to Bank Building stockholders under the backup withholding rules are not an additional tax and will be allowed as a refund or credit against such stockholder’s federal income tax liability provided that the required information is timely furnished to the IRS.

This U.S. federal income tax discussion is for general information only and may not apply to all Bank Building stockholders. Bank Building stockholders are strongly urged to consult their own tax advisors as to the specific tax consequences of the proposed transaction to them, including state, local and foreign tax consequences.

INFORMATION ABOUT BANK BUILDING AND CARTER BANK

Bank Building

General

The primary purpose of Bank Building is to acquire and develop property for lease as bank offices to Carter Bank. Bank Building also acquires funds for site acquisition and development from banks other than Carter Bank.

The selection of sites and construction of the offices is performed by Carter Bank to insure the needs of Carter Bank are met. Should Bank Building decide to participate in the particular project, the site is titled in the name of Bank Building and all loans in connection with the site are made to Bank Building. There are, however, no commitments on the part of Carter Bank to present prospective office properties to Bank Building, nor are there any commitments on the part of Bank Building to accept any prospective office properties offered by Carter Bank.

Following construction of a bank branch, the property is leased to Carter Bank under a triple net operating lease. Carter Bank is responsible for all property taxes, insurance and maintenance costs on that office. It is anticipated that the lease payments and other costs approximate the cost which would have been experienced by Carter Bank had the office been developed by Carter Bank or leased from a third party. The lease payments cover all acquisition and loan costs and other costs associated with the site (just as though Carter Bank had acquired the site itself) plus a small additional fee to cover the accounting and processing costs.

In order to obtain the most desirable branch locations, it is often necessary to acquire more property than will be required for an individual office. Currently, banking regulations restrict the ability of banks to acquire such property if it is not used for banking purposes. Bank Building is not subject to such restrictions and can acquire the most desirable property and either sell any excess property or develop it for subsequent sale or lease to other parties.

Regardless of the size of any given property purchased by Bank Building, the lease with Carter Bank includes only the portion of the property utilized for the branch. The allocation of costs between the branch site and other property is based on the relative size and market value of each segment. Any property other than that used for the branch is developed, leased or sold by Bank Building. Any buildings or other developments on this property is compatible with the design of Carter Bank office and consistent with the conduct of the business of banking.

Both interest and depreciation expenses are incurred on each office as well as other, minimal operating costs. These expenses result in net operating losses during the initial years of each project although adequate cash flow from rental payments is expected to be available to meet all cash needs. During the initial lease term, all leases are structured for the adjustments to the monthly lease payments to track adjustments in the payments required by the underlying mortgage. After the initial period of the lease, terms are renegotiated. Such terms could provide for lease payments in excess of or less than payments required by the underlying mortgage and operating expenses. Additionally, Carter Bank may determine not to renew its lease on a particular branch. Under these circumstances, such branch could be sold or leased to another tenant. Such sale or lease could be profitable, although there can be no assurance that this will occur.

While it is anticipated that renewed leases with Carter Bank will produce sufficient rental payments to cover mortgage payments and other costs, there can be no assurance that this will, in fact, be accomplished. Failure to obtain renewal lease payments sufficient to cover these costs may result in a forced sale or foreclosure of the particular branch at a loss.

Bank Building does not have any paid employees or directors. All of its accounting, other professional services, record keeping and other operational needs are met by other organizations on a fee-for-service basis. At the present time, Bank Services of Virginia, Inc. provides these services. Bank Services of Virginia, Inc. is a bank service corporation owned by Carter Bank that currently provides various bookkeeping and related services to Carter Bank. Bank Services of Virginia, Inc. is a subsidiary of The Mortgage Company of Virginia, which is the wholly owned subsidiary of Carter Bank.

As of September 30, 2007, Bank Building reported total assets of $31.7 million, total liabilities of $30.1 million and stockholders’ equity of $1.6 million.

The principal executive offices of Bank Building are located at 1300 Kings Mountain Road, Martinsville, Virginia 24112 telephone number (276) 656-1776.

Additional Information and Incorporation of Certain Information by Reference

Additional business and financial information relating to Bank Building is included in Bank Building’s Annual Report on Form 10-KSB for the year ended December 31, 2006 and its Quarterly Report on Form 10-QSB for the nine months ended September 30, 2007, copies of which are attached to this proxy statement as Annexes E and F and are incorporated herein by reference. See “Where You Can Find More Information” beginning on page [    ].

Bank Building Security Ownership of Certain Beneficial Owners and Management of Bank Building

The following table shows as of December 30, 2007, the beneficial ownership of Bank Building’s common stock of each director and executive officer as well as of Bank Building’s directors and executive officers as a group. To Bank Building’s knowledge, Worth Harris Carter, Jr., the Chairman of the Board and President of Bank Building, is Bank Building’s only stockholder beneficially holding more than 5% of Bank Building’s outstanding common stock. As of December 31, 2007, Bank Building’s directors and executive officers, as a group, beneficially owned 51,945 shares (or 13.04%) of Bank Building’s outstanding common stock.

Name	Amount and Nature of Beneficial Ownership (1)(2)(3)		Ownership as a Percentage of Common Stock Outstanding
Carter, Worth Harris, Jr.	46,166	(4)	11.59%
Conner, Robert W.	900	(5)	*
Hall, Charles E.	123	(6)	*
Prillaman, Haller G.	3,470		*
Williams, R.E.	1,156		*
Davis, Jane Ann	130	(7)	*
All Directors and Executive Officers as a Group (6 persons)	51,945		13.04%

*	less than 1%
(1)	For purposes of this table, beneficial ownership has been determined in accordance with the provisions of Rule 13d-3 of the Securities Exchange Act of 1934 under which, in general, a person is deemed to be the beneficial owner of a security if he has or shares the power to vote or direct the voting of the security or the power to dispose of or direct the disposition of the security, or if he has the right to acquire beneficial ownership of the security within sixty days.
(2)	Includes shares held by affiliated corporations, spouses, minor or dependent children, relatives individual’s home, and shares held as custodian or trustee.
(3)	Unless otherwise indicated, the shares listed in the table represent sole voting and investment power.
(4)	Includes the following shares with respect to which Mr. Carter is deemed to be the beneficial owner: 4,714 shares held by Mr. Carter as custodian for his children and grandchildren, 363 shares held in the Non-Qualified Profit-Sharing Plan of Carter Bank, and 538 shares held by C&C Realty of which Mr. Carter is President and 50% owner.
(5)	Includes 839 shares held jointly with Mr. Conner’s wife.
(6)	Includes 41 shares with respect to which Mr. Hall shares voting and investment power.
(7)	Shares held jointly with Mrs. Davis’ husband.

Bank Building knows of no arrangements, including any pledge by any person of securities of Bank Building, which may at a subsequent date result in a change in control of Bank Building, except as set forth in this proxy statement with respect to the merger.

Carter Bank Security Ownership of Certain Beneficial Owners and Management of Bank Building

The following table shows as of December 31, 2007, the beneficial ownership of Carter Bank’s common stock of each director and executive officer of Bank Building. To Bank Building’s knowledge, Worth Harris Carter, Jr., Chairman of the Board and President of Bank Building, is Bank Building’s only director or executive officer beneficially holding more than 5% of Carter Bank’s outstanding common stock. As of December 31, 2007, Bank Building’s directors and executive officers, as a group, beneficially owned 3,423,028 (or 13.69%) of Carter Bank’s outstanding common stock.

Name	Amount and Nature of Beneficial Ownership (1)(2)		Ownership as a Percentage of Common Stock Outstanding
Carter, Worth Harris, Jr.	3,070,815	(3)	12.28%
Conner, Robert W.	64,013	(4)	*
Hall, Charles E.	30,179	(5)	*
Prillaman, Haller G.	191,551		*
Williams, R.E.	66,124		*
Davis, Jane Ann	346	(6)	*
All Directors and Executive Officers as a Group (6 persons)	3,423,028		13.69%

*	less than 1%
(1)	For purposes of this table, beneficial ownership has been determined in accordance with the provisions of Rule 13d-3 of the Exchange Act under which, in general, a person is deemed to be the beneficial owner of a security if he/she has or shares the power to vote or direct the voting of the security or the power to dispose of or direct the disposition of the security, or if he/she has the right to acquire beneficial ownership of the security within sixty days.
(2)	Unless otherwise indicated, the shares listed in the table represent sole voting and investment power.
(3)	Includes 114,865 shares held by Mr. Carter as executor for his wife’s estate, 452,682 shares held by Mr. Carter as custodian for his children and grandchildren, 47,284 shares held for Mr. Carter’s account in the Nonqualified Profit Sharing Plan of Carter Bank, and 127,462 shares held by C&C Realty, Inc., of which Mr. Carter is president and a 50% owner.
(4)	Includes 59,672 shares held jointly with Mr. Conner’s wife.
(5)	Includes 27,352 shares held jointly with Mr. Hall’s wife.
(6)	Includes 96 shares held as custodian for Mrs. Davis’ children.

Carter Bank

General

Carter Bank is a banking institution, incorporated under Virginia law. It is not a member of the Federal Reserve System. Carter Bank commenced business on December 29, 2006, with the concurrent merging of the ten Merged Banks. Each of the Merged Banks had been in business for a number of years. The Merged Banks, and their respective main office locations, were:

Blue Ridge Bank, N.A. - Floyd, Virginia

Central National Bank - Lynchburg, Virginia

Community National Bank - South Boston, Virginia

First National Bank - Rocky Mount, Virginia

First National Exchange Bank - Roanoke, Virginia

Mountain National Bank - Galax, Virginia

Patrick Henry National Bank - Martinsville, Virginia

Patriot Bank, N.A. - Fredericksburg, Virginia

Peoples National Bank - Danville, Virginia

Shenandoah National Bank - Staunton, Virginia

The principal executive offices of Carter Bank are located at 1300 Kings Mountain Road, Martinsville, Virginia 24112 and telephone number is (276) 656-1776. All officers and employees of the Merged Banks have continued as officers and employees of Carter Bank. Worth Harris Carter, Jr., who served as Chairman of the Board and President of each of the Merged Banks, serves as Chairman of the Board and President of Carter Bank.

By virtue of the Bank Merger, Carter Bank, with total assets at December 31, 2006 in excess of $2.6 billion, is now the largest state chartered commercial bank headquartered in Virginia, operating 124 branches in Virginia and North Carolina. At September 30, 2007, the Bank had $2.6 billion in assets, $1.4 billion in net loans, $2.2 billion in deposits and $292 million in total stockholders’ equity.

As a result of the Bank Merger, Carter Bank owns 100% of the capital stock of The Mortgage Company of Virginia, Inc. The Mortgage Company of Virginia, Inc., in turn, owns 100% of the capital stock of Bank Services of Virginia, Inc. and 100% of the capital stock of Bank Services Insurance, Inc. and 50% of the capital stock of Coresoft, Inc.

Additional Information and Incorporation of Certain Information by Reference

Additional business and financial information relating to Carter Bank is included in Carter Bank’s Annual Report on Form 10-K for the year ended December 31, 2006 and its Quarterly Report on Form 10-Q for the quarter ended September 30, 2007, copies of which are attached to this proxy statement as Annexes G and H and are incorporated herein by reference. Because Carter Bank was created by the Bank Merger effective on December 29, 2006, no financial statements exist for Carter Bank for the years ended prior to December 31, 2006. However, Peoples National Bank is the predecessor of Carter Bank and its financial statements are included in Annex AA. Additional business and audited and unaudited financial information is included in the annual reports of the Merged Banks for the years ended December 31, 2005 and in the quarterly reports for the nine months ended September 30, 2006, copies of which are attached to this proxy statement as Annexes K through DD and incorporated herein by reference. See “Where You Can Find More Information” beginning on page [    ].

Carter Bank Security Ownership of Certain Beneficial Owners and Management of Carter Bank

The following table shows as of December 31, 2007, the beneficial ownership of Carter Bank’s common stock of each director and executive officer of Carter Bank and Carter Bank’s directors and executive officers as a group. To Carter Bank’s knowledge, Worth Harris Carter, Jr., Chairman of the Board and President of Carter Bank, is the only Carter Bank stockholder beneficially holding 5% or more of Carter Bank’s outstanding common stock. As of December 31, 2007, Carter Bank’s directors and executive officers as a group, beneficially owned 7,311,723 shares (or 29.25%) of Carter Bank’s outstanding common stock.

Name†	Amount and Nature of Beneficial Ownership (1) (2)		Ownership as a Percentage of Common Stock Outstanding
Bondurant, Carol Ann	74,234	(3)	*
Carter, Worth Harris, Jr.	3,070,815	(4)	12.28%
Chandler, Joseph L.	27,243	(5)	*
Conner, Robert W.	64,013	(6)	*
Gallimore, Charles A.	99,858		*
Hall, Charles E.	30,179	(7)	*
Haskins, James W.	100,909	(8)	*
Karavatakis, Phyllis Q.	16,638	(9)	*
Kendrick, Bradford M.	78,771		*
Kingery, Walter P.	196,777	(10)	*
Kyle, Lanny A., O.D	59,428		*
Lester, George W., II	997,351	(11)	3.99%
Mapp, Harry L., Jr.	48,145		*
Mason, Sidney D.	584,592	(12)	2.34%
Matthews, E. Warren	1,157		*
Midkiff, H. Marvin, DDS	68,028	(13)	*
Moses, James C.	16,223	(14)	*
Oeters, William E.	7,161		*
Pigg, Joseph E.	276,102	(15)	1.10%
Prillaman, Haller G.	191,551		*
Ramsey, Mary A.	376,168		1.50%
Roach, Larry N.	15,037	(16)	*
Scott, Leo H.	370,587	(17)	1.48%
Spencer, Simon C.	10,417	(18)	*
Sumner, William B.	30,924	(19)	*
Thomasson, James M.	135,199	(20)	*
Trent, W.C., Jr.	100,812	(21)	*
Williams, Betty A.	48,050		*
Williams, R. E.	66,124		*
All Directors and Executive Officers as a Group (36 Persons) (22)	7,311,723		29.25%

†	W. Lynwood Craig, who was a member of the board of directors of Carter Bank as of December 31, 2007, died on January 8, 2008 and is not included in this table.
*	less than 1%
(1)	For purposes of this table, beneficial ownership has been determined in accordance with the provisions of Rule 13d-3 of the Exchange Act under which, in general, a person is deemed to be the beneficial owner of a security if he/she has or shares the power to vote or direct the voting of the security or the power to dispose of or direct the disposition of the security, or if he/she has the right to acquire beneficial ownership of the security within sixty days.
(2)	Unless otherwise indicated, the shares listed in the table represent sole voting and investment power.
(3)	Shares held jointly with Mrs. Bondurant’s husband.
(4)	Includes 114,865 shares held by Mr. Carter as executor for his wife’s estate, 452,682 shares held by Mr. Carter as custodian for his children and grandchildren, 47,284 shares held for Mr. Carter’s account in the Nonqualified Profit Sharing Plan of Carter Bank, and 127,462 shares held by C&C Realty, Inc., of which Mr. Carter is president and a 50% owner.
(5)	Includes 526 shares held as custodian for grandchild.
(6)	Includes 59,672 shares held jointly with Mr. Conner’s wife.
(7)	Includes 27,352 shares held jointly with Mr. Hall’s wife.
(8)	Includes 1,656 shares held by Mr. Haskins’ wife.
(9)	Includes 7,736 shares held jointly with Mrs. Karavatakis’s husband and 4,726 held by Mrs. Karavatakis as custodian for her daughter.
(10)	Includes 3,382 shares held by Mr. Kingery’s wife.
(11)	Includes 152,451 shares held by the Lester Group, Inc., of which Mr. Lester is president, 1,043 shares held by Beaver Hills Dev. Corp., of which Mr. Lester is president, 4,269 shares held by Carriage Square, LTD, of which Mr. Lester is president, 25,691 shares held by Lester Group ESOP, of which Mr. Lester is trustee, 322,333 shares held by EASG, LLC, of which Mr. Lester is manager, and 79,082 shares held by Mr. Lester as trustee for the benefit of his children.
(12)	Includes 453,940 shares held by the Sidney D. Mason Revocable Trust, of which Mr. Mason is trustee, and 130,652 shares held by the Dale W. Mason Revocable Trust, of which Mr. Mason’s wife is trustee.

(13)	Includes 13,751 shares held by Mr. Midkiff’s wife.
(14)	Includes 11,241 shares held by the James C. Moses, Sr. & Nancy Wells Moses Revocable Living Trust, of which Mr. Moses and his wife are co-trustees.
(15)	Includes 94,714 shares held by Mr. Pigg’s wife, and 23,722 held by Millards Machinery, a company owned by Mr. Pigg.
(16)	Includes 5,623 shares held jointly with Mr. Roach’s wife, and 3,694 shares held by Mr. Roach’s wife.
(17)	Includes 183,605 shares held by the Leo H. Scott Revocable Trust, of which Mr. Scott is trustee, and 186,982 shares held by the Geraldine N. Scott Revocable Trust, of which Mr. Scott’s wife is trustee.
(18)	Includes 3,804 shares held jointly with Mr. Spencer’s wife and 243 shares held by Mr. Spencer’s wife.
(19)	Includes 21,343 shares held jointly with Mr. Sumner’s wife.
(20)	Includes 86,663 shares held by Mr. Thomasson’s wife.
(21)	Includes 21,938 shares held by Mr. Trent as custodian for his children and 2,248 shares held by Mr. Trent’s wife.
(22)	Includes shares held by Jane Ann Davis, Vice President, Robert L. Dye, III, Vice President, Wright L. Garrett, Senior Vice President, Dianne S. Hall, Senior Vice President, Brenda A. Kendrick, Senior Vice President, Steven M. Moses, Jr., Vice President and Williams Wells, Senior Vice President.

Carter Bank knows of no arrangements, including any pledge by any person of securities of Carter Bank, which may at a subsequent date result in a change in control of Carter Bank.

Bank Building Security Ownership of Certain Beneficial Owners and Management of Carter Bank

The following table shows as of December 31, 2007, the beneficial ownership of Bank Building’s common stock of each director and executive officer of Carter Bank. To Bank Building’s knowledge, Worth Harris Carter, Jr., Chairman of the Board and President of Carter Bank is Carter Bank’s only director or executive officer beneficially holding more than 5% of Bank Building’s outstanding common stock.

Name	Amount and Nature of Beneficial Ownership (1)(2)(3)		Ownership as a Percentage of Common Stock Outstanding
Bondurant, Carol Ann	1,299	(4)	*
Carter, Worth Harris, Jr.	46,166	(5)	11.59%
Chandler, Joseph L.	434	(6)	*
Conner, Robert W.	900	(7)	*
Gallimore, Charles A.	1,389		*
Hall, Charles E.	123	(8)	*
Haskins, James W.	2,123		*
Karavatakis, Phyllis Q.	256	(9)	*
Kendrick, Bradford M.	968		*
Kingery, Walter P.	468		*
Kyle, Lanny A., O.D.	1,074		*
Lester, George W., II	17,039	(10)	4.28%
Mapp, Harry L., Jr.	737		*
Mason, Sidney D.	40		*
Matthews, E. Warren	—		*
Midkiff, H. Marvin, DDS	1,128	(11)	*
Moses, James C.	461	(12)	*
Oeters, William E.	—		*
Pigg, Joseph E.	2,140	(13)	*
Prillaman, Haller G.	3,470		*
Ramsey, Mary A.	54		*
Roach, N. Larry	294	(14)	*
Scott, Leo H.	—		*
Spencer, Simon C.	255	(15)	*
Sumner, William B.	—		*
Thomasson, James M.	2,794	(16)	*
Trent, W.C., Jr.	1,755	(17)	*
Williams, Betty A.	518		*
Williams, R.E.	1,156		*
All Directors and Executive Officers as a Group (36 Persons) (18)	89,318		22.43%

*	less than 1%
(1)	For purposes of this table, beneficial ownership has been determined in accordance with the provisions of Rule 13d-3 of the Exchange Act under which, in general, a person is deemed to be the beneficial owner of a security if he has or shares the power to vote or direct the voting of the security or the power to dispose of or direct the disposition of the security, or if he has the right to acquire beneficial ownership of the security within sixty days.
(2)	Includes shares held by affiliated corporations, spouses, minor or dependent children, relatives individual’s home, and shares held as custodian or trustee.
(3)	Unless otherwise indicated, the shares listed in the table represent sole voting and investment power.
(4)	Includes 1,258 shares held jointly with spouse and 41 shares held as custodian for child.
(5)	Includes the following shares with respect to which Mr. Carter is deemed to be the beneficial owner: 4,714 shares held by Mr. Carter as custodian for his children and grandchildren, 363 shares held in the Non-Qualified Profit-Sharing Plan of Carter Bank, and 538 shares held by C&C Realty of which Mr. Carter is President and 50% owner.
(6)	Held as custodian for grandchild.
(7)	Includes 839 shares held jointly with Mr. Conner’s wife.
(8)	Includes 41 shares with respect to which Mr. Hall shares voting and investment power.
(9)	Includes 138 shares held jointly with Mrs. Karavatakis’ husband and 51 shares as custodian for child.
(10)	Includes 102 shares held by Beaver Hills Dev. Corp., of which Mr. Lester is president, 1,773 shares held by the Lester Group, Inc., of which Mr. Lester is president, 3,874 shares held by Lester Group ESOP and 1,207 shares held by Mr. Lester as trustee for the benefit of his children.
(11)	Includes 110 shares held by Mr. Midkiff’s wife and 20 shares held by his wife as custodian for child.
(12)	Held by James Carter Moses, Sr. and Nancy Wells Moses as co-trustees.
(13)	Includes 299 shares held jointly with Mr. Pigg’s wife.
(14)	Includes 11 shares held jointly with Mr. Roach’s wife, 40 shares held jointly with mother, and 40 shares held by his wife.
(15)	Includes 71 shares held jointly with Mr. Spencer’s wife and five shares held by his wife.
(16)	Includes 191 shares held jointly with Mr. Thomasson’s wife and 1,612 shares held by his wife.
(17)	Includes 372 shares held as custodian for children and 153 shares held by Mr. Trent’s wife.
(18)	Includes shares held by Jane Ann Davis, Vice President, Robert L. Dye, III, Vice President, Wright L. Garrett, Senior Vice President, Dianne S. Hall, Senior Vice President, Brenda A. Kendrick, Senior Vice President, Steven M. Moses, Jr., Vice President and Williams Wells, Senior Vice President.

PRO FORMA UNAUDITED COMBINED CONSOLIDATED FINANCIAL INFORMATION

This proxy statement incorporates by reference the unaudited pro forma combined consolidated financial information for each of the Merged Banks and Carter Bank giving effect to the Bank Merger, copies of which are included as Annex L to this proxy statement. The unaudited pro forma information is designed to show how the Bank Merger might have affected the historical financial statements of Carter Bank and the Merged Banks had the Bank Merger been completed at an earlier time and was prepared based on the historical financial results reported by the Merged Banks for the year ended December 31, 2005 and the six months ended June 30, 2006.

COMPARATIVE MARKET PRICES AND DIVIDENDS

Bank Building Common Stock

Bank Building is authorized to issue 400,000 shares of common stock, with no par value. On February 28, 1995, Bank Building distributed 398,244 shares of its common stock to approximately 3,000 stockholders for no consideration. As of December 31, 2007, Bank Building had approximately 2,650 stockholders of record and 398,244 shares outstanding.

There is no established public trading market for the common stock of Bank Building, and none of its shares of common stock are listed for trading on any national securities exchange. Bank Building is not aware of any brokerage firms making a market in Bank Building’s common stock or any securities professionals following Bank Building. Any trades in Bank Building common stock occur sporadically on a local basis and management believes that the consideration for any shares of stock that may have been traded in recent years has been minimal.

To Bank Building’s knowledge, the most recent transaction involving Bank Building common stock is the purchase by MacKenzie of 11,482 shares of Bank Building common stock for $5.00 per share pursuant to the tender offer.

Bank Building has not paid dividends since its incorporation and no dividends are anticipated in the foreseeable future. Carter Bank’s future dividend policy is subject to the discretion of its board of directors and will depend upon a number of factors, including future earnings, financial condition, liquidity and capital requirements following the merger and is subject to restrictions imposed by law and the FDIC on dividends that would impair its paid-in capital or would be deemed an unsafe and unsound practice.

Carter Bank Common Stock

The table below sets forth, for the calendar quarters indicated, the high and low sales prices per share of Carter Bank common stock, and the dividends paid per share of Carter Bank common stock, which is quoted on the OTC Bulletin Board under the symbol “CARE.OB”.

	Sales Price
	High	Low	Dividend Paid
2007
First Quarter (beginning March 15, 2007)	$14.00	$12.75	$0.10
Second Quarter	14.20	12.00	0.10
Third Quarter	12.50	9.60	0.10
Fourth Quarter	9.90	8.85	0.10

2008
First Quarter (through January 16, 2008)	$9.25	$8.85	—

On January 7, 2008, the date immediately prior to the public announcement of the signing of the merger agreement, the closing sales price per share of Carter Bank common stock was $9.00 on the OTC Bulletin Board. On January 16, 2008, the latest practicable date before the date of this proxy statement, the closing sales price per share of Carter Bank common stock was $8.95 on the OTC Bulletin Board.

During 2007, Carter Bank paid dividends on a quarterly basis and it anticipates declaring and paying quarterly dividends at a rate of $0.10 per share of Carter Bank common stock pending completion of the merger. The board of directors of Carter Bank as the surviving company expects that Carter Bank will continue to pay dividends of approximately $0.10 per share per quarter, subject to, among other things, applicable federal and state law and regulations, the earnings and financial condition of Carter Bank, the ongoing approval of Carter Bank’s board of directors and general economic conditions.

DESCRIPTION OF CARTER BANK COMMON STOCK

Carter Bank’s authorized capital stock consists of 100,000,000 shares of common stock, par value $1.00 per share. As a result of the merger, the stockholders of Bank Building will receive shares of common stock of Carter Bank in accordance with the exchange ratio established for Bank Building. See “Merger Consideration” beginning on page [    ].

Common Stock

Holders of shares of common stock are entitled to receive dividends when and as declared by the board of directors out of funds legally available therefore. In the event of any liquidation, dissolution or winding up of Carter Bank, the holders of common stock (and the holders of any class or series of stock entitled to participate with the common stock in the distribution of assets that may be authorized by the board of directors in the future) will be entitled to receive, in cash or in kind, the assets of Carter Bank available for distribution remaining after payment or provision for payment of Carter Bank’s debts and liabilities.

Holders of common stock are entitled to one vote per share on all matters submitted to stockholders. There are no cumulative voting rights in the election of directors. Carter Bank’s stockholders do not have preemptive rights to purchase additional shares of its capital stock. Holders of common stock have no conversion or redemption rights. The common stock to be issued in connection with the merger will be, when issued, fully paid and nonassessable.

Limitations on Liability of Officers and Directors

As permitted by the VSCA, Carter Bank’s articles of incorporation contain provisions that indemnify its directors and officers to the full extent permitted by Virginia law and eliminate the personal liability of its directors and officers for monetary damages to Carter Bank or its stockholders for breach of their fiduciary duties, except to the extent that the VSCA prohibits indemnification or elimination of liability. These provisions do not limit or eliminate the rights of Carter Bank or any stockholder of Carter Bank to seek an injunction or any other non-monetary relief in the event of a breach of a director’s or officer’s fiduciary duty. In addition, these provisions apply only to claims against a director or officer arising out of his or her role as a director or officer and do not relieve a director or officer from liability if he or she engaged in willful misconduct or a knowing violation of the criminal law or any federal or state securities law.

In addition, Carter Bank’s articles of incorporation provide for the indemnification of both directors and officers for expenses that they incur in connection with the defense or settlement of claims asserted against them in their capacities as directors and officers. This right of indemnification extends to judgments or penalties assessed against them. The rights of indemnification provided in Carter Bank’s articles of incorporation are not exclusive of any other rights that may be available under any insurance or other agreement, by vote of stockholders or disinterested directors or otherwise.

Shares Eligible for Future Sale

All of the shares of Carter Bank common stock that will be issued upon consummation of the merger will be freely tradable without restriction or registration under the Securities Act.

Carter Bank cannot predict the effect, if any, that future sales of shares of its common stock, or the availability of shares for future sales, will have on the market price prevailing from time to time. Sales of substantial amounts of shares of its common stock, or the perception that such sales could occur, could adversely affect the prevailing market price of the shares.

COMPARATIVE RIGHTS OF STOCKHOLDERS

The rights of the stockholders of Bank Building are governed by the VSCA and the articles of incorporation and bylaws of Bank Building. The rights of the stockholders of Carter Bank are also governed by the VSCA and the articles of incorporation and bylaws of Carter Bank. This summary does not purport to be a complete discussion of, and is qualified in its entirety by reference to, Bank Building’s articles of incorporation and bylaws, Carter Bank’s articles of incorporation and bylaws and Virginia law.

A comparison of the rights of stockholders of Bank Building, and the stockholders of Carter Bank is as follows:

Authorized Capital Stock

Bank Building	Carter Bank

400,000 shares of common stock, no par value per share.	100,000,000 shares of common stock, $1.00 par value per share.

Size of Board of Directors

Bank Building	Carter Bank

Bank Building’s articles of incorporation and bylaws provide that the board of directors shall consist of no less than three directors except under certain circumstances delineated in Bank Building’s bylaws. Currently the board consists of five directors.	Carter Bank’s articles of incorporation and bylaws provide that the board of directors shall consist of no less than five but no more than 30 directors. Currently the board consists of 26 directors.

Preemptive Rights

Preemptive rights permit an existing stockholder of a corporation to purchase additional shares issued by the corporation in order to preserve such stockholder’s proportionate ownership interest in the corporation. Preemptive rights are triggered by the issuance of shares which might dilute the ownership interests of existing stockholders. Preemptive rights require a corporation to first give all existing stockholders an opportunity to purchase a sufficient portion of any newly-issued shares to preserve the stockholder’s proportionate ownership interest in such corporation. Virginia law provides that stockholders of corporations incorporated before December 31, 2005 have preemptive rights, but stockholders of corporations incorporated after such date do not.

Bank Building	Carter Bank

Bank Building’s articles of incorporation and bylaws are silent on the issue of preemptive rights; therefore, the laws of Virginia apply and the stockholders of Bank Building have preemptive rights because Bank Building was incorporated prior to December 31, 2005.	Carter Bank stockholders do not have preemptive rights because the articles of incorporation do not provide such rights and Carter Bank was incorporated after December 31, 2005.

Cumulative Voting for Directors

Cumulative voting entitles each stockholder to cast an aggregate number of votes equal to the number of voting shares held, multiplied by the number of directors to be elected. Each stockholder may cast all of his or her votes for one nominee or distribute them among two or more nominees, thus permitting holders of less than a majority of the outstanding shares of voting stock to achieve board representation. Where cumulative voting is not permitted, holders of all outstanding shares of voting stock of a corporation elect the entire board of directors of the corporation, thereby precluding the election of any directors by the holders of less than a majority of the outstanding shares of voting stock. Virginia law provides that stockholders do not have the right to cumulate votes for directors unless the articles of incorporation so provide.

Bank Building	Carter Bank

Bank Building’s bylaws provide that its stockholders have a right to cumulative voting in the election of directors.	Carter Bank’s stockholders do not have a right to cumulative voting in the election of directors because the articles of incorporation do not provide for such a right.

Classes of Directors

Bank Building	Carter Bank

Bank Building’s articles of incorporation and bylaws provide for a single class of directors elected annually.	Carter Bank’s articles of incorporation provide for a single class of directors elected annually.

Qualifications of Directors

Bank Building	Carter Bank

Bank Building’s bylaws set forth no age requirements for directors, nor do the bylaws require that a person own shares of stock of Bank Building to be qualified as a director.	Carter Bank’s bylaws set forth no age requirements for directors, nor do the bylaws require that a person own shares of stock of Carter Bank to be qualified as a director; however, directors are required to own qualifying shares under state law.

Filling Vacancies on the Board

Bank Building	Carter Bank

Bank Building’s bylaws provide that a majority vote of the directors in office may fill any vacancy occurring on Bank Building’s board of directors.	Carter Bank’s bylaws provide that a majority vote of the directors in office may fill any vacancy occurring on Carter Bank’s board of directors, unless sooner filled by the stockholders.

Removal of Directors

Bank Building	Carter Bank

Bank Building’s articles of incorporation and bylaws are silent on the issue of removal of directors; however, Virginia law provides that the stockholders may remove a director at any time with or without cause.	Carter Bank’s bylaws provide that at a stockholders’ meeting called and noticed expressly for the purpose of removing a director, a director may be removed, with or without cause, and the vacancy filled by a majority of the votes entitled to be cast at an election of directors.

Notice of Director Nominations and Stockholder Proposals

Under the Exchange Act, stockholders of public companies must submit their proposals for inclusion in a corporation’s proxy materials in writing. Stockholders may only submit one proposal for each meeting, and the proposal must be no more than 500 words. The proposal must be received no less than 120 days prior to the first anniversary date of the initial notice given to stockholders of record on the record date for the previous annual meeting, provided that if the annual meeting has been changed by more than 30 days from the date of the previous year’s meeting, such notice must be given a reasonable amount of time before the corporation begins to print its proxy materials for the meeting.

Bank Building	Carter Bank

Bank Building’s articles of incorporation and bylaws are silent on these issues; therefore, the Exchange Act and the laws of Virginia apply.	Carter Bank’s bylaws provide that the board of directors, its nominating committee, if established, the chairman of the board and the president by written notice to the secretary may nominate directors. Any stockholder entitled to vote may nominate directors at an annual meeting, but only if written notice of such intent is given not less than 90 days in advance of the election. Each such notice must contain specific information as further delineated in Carter Bank’s bylaws.

Carter Bank’s bylaws provide that stockholders must submit their proposals in writing for inclusion in the proxy materials in accordance with the Exchange Act. Stockholder proposals to be presented at the annual meeting, but not included in the proxy materials, must be delivered not less than 90, nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting; provided that in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, notice must be delivered no earlier than the 120th day prior to such annual meeting and no later than the 90th day prior to such annual meeting or the 10th day following the day on which notice of the date of annual meeting was mailed or public announcement of the date of such meeting was first made. All proposals must contain specific information as further delineated in Carter Bank’s bylaws.

Anti-Takeover Provisions - Business Combinations

Virginia law contains business combination statutes that protect domestic corporations from hostile takeovers, and from actions following such a takeover, by restricting the voting rights of shares acquired by a person who has gained a significant holding in the corporation.

Bank Building	Carter Bank

Bank Building’s articles of incorporation and bylaws are silent on this issue, therefore the laws of Virginia apply.	Carter Bank’s articles of incorporation and bylaws are silent on this issue, therefore the laws of Virginia apply.

Calling Special Meetings of Stockholders

Bank Building	Carter Bank

Bank Building’s bylaws provide that special meetings of stockholders may be called by the president or the board of directors, or by the president at the request of stockholders owning at least 10% of the outstanding capital stock entitled to vote at such meeting. The notice must contain specific items as delineated in Bank Building’s bylaws.	Carter Bank’s bylaws provide that a special meeting of the stockholders may be called by the chairman, the president, or a majority of the board of directors. The notice must contain specific items as delineated in Carter Bank’s bylaws.

Notice of Meetings

Bank Building	Carter Bank

Bank Building’s bylaws require that notice of any annual or special meeting be served on each stockholder, personally or by mail, not less than 10 nor more than 60 days before the date of the meeting. Such notice must contain specific information as delineated in the bylaws.	Carter Bank’s bylaws are substantially similar to Bank Building’s bylaws with respect to notice of meetings, but also require that notice must be given to all stockholders of record not less than 25 days nor more than 60 days before a meeting called to act on an amendment to the articles of incorporation, a plan of merger or share exchange, a proposed sale of the assets of Carter Bank, or the dissolution of Carter Bank, in which case the notice shall state the purpose of the meeting.

Vote Required for Amendments to Articles of Incorporation and Certain Transactions

Under Virginia law, a corporation may amend its articles of incorporation at any time to add or change a provision that is required or permitted in the articles or to delete a provision not required in the articles by a vote of two-thirds of the outstanding shares entitled to vote. A lesser vote may be allowed by the articles of incorporation. Virginia law also provides that a plan of merger or share exchange must be approved by a two-thirds vote of each eligible voting group entitled to vote on the transaction at a meeting at which a quorum of the voting group is present, provided that the transaction is approved by a majority of all votes cast. Transactions involving the sale of all or substantially all of a corporation’s assets other than in the regular course of business must be approved by a two-thirds vote of all votes entitled to be cast.

Bank Building	Carter Bank

Bank Building’s articles of incorporation are silent on these issues; therefore, the laws of Virginia apply.	Carter Bank’s articles of incorporation are silent on these issues; therefore, the laws of Virginia apply.

Amendment of Bylaws

Bank Building	Carter Bank

Bank Building’s bylaws vest the power to amend the bylaws in the board of directors by a majority of the total number of directors.	Carter Bank’s bylaws vest the power to amend the bylaws in the board of directors by a majority of the total number of directors.

LEGAL MATTERS

Troutman Sanders LLP, Richmond, Virginia, will opine as to the qualification of the merger as a reorganization and the tax treatment of the consideration paid in connection with the merger under the Code.

EXPERTS

The financial statements of each of the Merged Banks for the years ended December 31, 2004 and 2005, of Carter Bank for the year ended December 31, 2006 and of Bank Building for the years ended December 31, 2005 and 2006 have been incorporated by reference in this proxy statement in reliance upon the reports of Goodman & Company, LLP, independent certified public accountants, and upon the authority of Goodman & Company, LLP as experts in accounting and auditing.

STOCKHOLDER PROPOSALS

If the merger is not completed, Bank Building will convene a separate 2008 annual meeting of stockholders. If any stockholder intends to have a proposal considered for inclusion in Bank Building’s proxy materials for the 2008 Annual Meeting of Stockholders, the proposal must be in proper form in accordance with the federal proxy rules and must be received by the Secretary/Treasurer, at Bank Building’s principal office in Martinsville, Virginia no later than August 1, 2008. If any stockholder intends to present a proposal at the 2008 Annual Meeting of Stockholders but does not seek to have the proposal included in Bank Building’s proxy materials for the meeting, the proposal must be received by the Secretary/Treasurer, at Bank Building’s principal office in Martinsville, Virginia no later than October 15, 2008. If the date of the 2008 Annual Meeting changes by more than 30 days from the date of the 2007 Annual Meeting, the deadline for submitting stockholder proposals in either case will be a reasonable time before Bank Building begins to print and mail its proxy materials for the 2008 Annual Meeting.

The bylaws of Bank Building are available to any stockholder of Bank Building, without charge, upon written request to Worth Harris Carter, Jr. at the address listed below on page [    ].

OTHER MATTERS

Other than as described in this proxy statement, no business is scheduled to be transacted at the stockholder meetings.

WHERE YOU CAN FIND MORE INFORMATION

Bank Building files annual, quarterly and current reports, proxy statements and other information with the SEC. You may obtain free copies of the documents Bank Building files with the SEC (i) by visiting the SEC’s website http://www.sec.gov, or (ii) by directing a request by telephone or mail to Worth Harris Carter, Jr., Bank Building, 1300 Kings Mountain Road, Martinsville, Virginia 24112; telephone number: (276) 656-1776.

Carter Bank files annual, quarterly and current reports, proxy statements and other information with the FDIC (rather than the SEC). You may obtain free copies of the documents the Carter Bank files with the FDIC by directing a request by telephone or mail to Worth Harris Carter, Jr., Carter Bank, 1300 Kings Mountain Road, Martinsville, Virginia 24112; telephone number: (276) 656-1776.

This proxy statement incorporates by reference the Annual Reports on Form 10-KSB for the year ended December 31, 2006 and the Quarterly Report on Form 10-QSB for the nine months ended September 30, 2007 for Bank Building, copies of which are included as Annexes E and F to this proxy statement.

This proxy statement incorporates by reference the Annual Reports on Form 10-K for the year ended December 31, 2006 and the Quarterly Report on Form 10-Q for the nine months ended September 30, 2007 for Carter Bank, copies of which are included as Annexes G and H to this proxy statement. This proxy statement also incorporates by reference the Selected Financial Data and the Pro Forma Unaudited Combined Consolidated Financial Information for Carter Bank excerpted from the joint proxy statement for Blue Ridge Bank, N.A., Central National Bank, Community National Bank, First National Bank, First National Exchange Bank, Mountain National Bank, Patrick Henry National Bank, Patriot Bank, N.A., Peoples National Bank and Shenandoah National Bank on Schedule 14A dated September 27, 2006, copies of which are included as Annexes I and J to this proxy statement.

This proxy statement incorporates by reference the annual reports for the year ended December 31, 2005 and the quarterly reports for the nine months ended September 30, 2006 for the Merged Banks, copies of which are included as Annexes K through DD to this proxy statement.

These reports contain important information about Bank Building and Carter Bank and their respective financial conditions. You can obtain additional copies of the documents incorporated by reference in this proxy statement free of charge by requesting them in writing or by telephone from the following address:

Mr. Worth Harris Carter, Jr.

Bank Building Corporation

1300 Kings Mountain Road

Martinsville, Virginia 24112

(276) 656-1776

If you would like to request any documents, please do so by [                 , 2008] in order to receive them before the special stockholder meetings.

Neither Bank Building nor Carter Bank has authorized anyone to give any information or make any representation about the merger or about Bank Building or Carter Bank that is different from, or in addition to, that contained in this proxy statement or in any of the materials that Bank Building has incorporated into this proxy statement. Therefore, if anyone does give you information of this sort, you should not rely on it. Information in this proxy statement about Bank Building has been supplied by Bank Building and information about Carter Bank has been supplied by Carter Bank. The information contained in this proxy statement speaks only as of the date of this proxy statement unless the information specifically indicates that another date applies.

Annex A

Execution Copy

AGREEMENT AND PLAN OF MERGER

BY AND BETWEEN

CARTER BANK & TRUST

AND

BANK BUILDING CORPORATION

Dated as of January 8, 2008

-i-

-ii-

-iii-

-iv-

AGREEMENT AND PLAN OF MERGER

This AGREEMENT AND PLAN OF MERGER, dated as of January 8, 2008, by and among CARTER BANK & TRUST, a Virginia corporation (the “Purchaser”), and BANK BUILDING CORPORATION, a Virginia corporation (the “Company”).

RECITALS

WHEREAS, the respective Boards of Directors of the Purchaser and the Company have determined that it is in the best interests of their respective stockholders that the businesses and operations of the Purchaser and the Company be combined and have approved and adopted this Agreement and the merger of the Company with and into the Purchaser (the “Merger”), with the Purchaser to be the surviving corporation of such Merger, all upon the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual premises, representations, warranties, covenants and agreements herein contained, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1. Agreement.

“Agreement” shall mean this Agreement, together with the Annexes, Exhibits and Schedules attached hereto, as amended from time to time in accordance with the terms hereof.

Section 1.2. Alternative Transaction Notice.

“Alternative Transaction Notice” shall have the meaning given in Section 6.7(b) hereof.

Section 1.3. Appraised Value.

“Appraised Value” shall mean 97% of the fair market value of the Owned Real Property of the Company as determined by certified appraisals in accordance with Section 6.2.

Section 1.4. Articles of Merger.

“Articles of Merger” shall have the meaning given in Section 2.3 hereof.

Section 1.5. Benefit Plans.

“Benefit Plans” shall have the meaning given in Section 4.14(a) hereof.

Section 1.6. Certificates.

“Certificates” shall mean the certificate or certificates which, immediately prior to the Effective Time, represented outstanding shares of Company Common Stock.

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Section 1.7. Closing; Closing Date.

“Closing” shall mean the closing held pursuant to Section 2.2 hereof, and “Closing Date” shall mean the date on which the Closing occurs.

Section 1.8. Code.

“Code” shall mean, as appropriate, the Internal Revenue Code of 1986, as amended and the rules and regulations promulgated thereunder.

Section 1.9. Company.

“Company” shall mean Bank Building Corporation, a Virginia corporation.

Section 1.10. Company Acquisition Agreement.

“Company Acquisition Agreement” shall have the meaning given in Section 6.7(b) hereof.

Section 1.11. Company Board Recommendation.

“Company Board Recommendation” shall have the meaning given in Section 6.7(b) hereof.

Section 1.12. Company Common Stock.

“Company Common Stock” shall mean the common stock, no par value per share, of the Company.

Section 1.13. Company Financial Advisor.

“Company Financial Advisor” shall mean Davenport & Company LLC, financial advisor to the Company.

Section 1.14. Company Intellectual Property.

“Company Intellectual Property” shall have the meaning given in Section 5.19 hereof.

Section 1.15. Company Stockholder Approval.

“Company Stockholder Approval” shall mean the affirmative vote (in person or by proxy) of the holders of at least 66 2/3% of the outstanding shares of Company Common Stock at the Special Meeting, or any adjournment or postponement thereof, in favor of the adoption of this Agreement.

Section 1.16. Confidentiality Agreement.

“Confidentiality Agreement” shall have the meaning given in Section 6.7(a) hereof.

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Section 1.17. Contracts.

“Contracts” shall mean contracts, agreements, leases, licenses, arrangements, understandings, relationships and commitments, written or oral.

Section 1.18. CRA.

“CRA” shall have the meaning given in Section 4.8(c) hereof.

Section 1.19. Deferred Tax Amount.

“Deferred Tax Amount” shall mean 35% of the amount by which the Appraised Value exceeds the Tax basis of the Owned Real Property of the Company as of December 31, 2007.

Section 1.20. Dissenting Shares.

“Dissenting Shares” shall have the meaning given in Section 3.5 hereof.

Section 1.21. Effective Time.

“Effective Time” shall have the meaning given in Section 2.3 hereof.

Section 1.22. Environmental Claim.

“Environmental Claim” means any administrative, regulatory or judicial actions, suits, demands, demand letters, directives, claims, Liens, investigations, proceedings or notices of noncompliance or violation (in each case in writing) by any Person, alleging noncompliance, violation or potential liability (including potential responsibility or liability for costs of enforcement, investigation, cleanup, governmental response, removal or remediation, for natural resources damages, property damage, personal injuries or penalties or for contribution, indemnification, cost recovery, compensation or injunctive relief) arising out of, or related to (x) the presence, release or threatened release of any Hazardous Materials, or (y) circumstances forming the basis of any violation or alleged violation of, or liability under, any Environmental Law or Environmental Permit.

Section 1.23. Environmental Laws.

“Environmental Laws” shall mean any Law, rule, ordinance, code, policy, rule of common Law and regulations relating to pollution or protection of human health (excluding OSHA) or the environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata), including, without limitation, Laws and regulations relating to environmental releases or threatened environmental releases of Hazardous Materials, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials.

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Section 1.24. ERISA.

“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended.

Section 1.25. Exchange Act.

“Exchange Act” shall have the meaning given in Section 4.5 hereof.

Section 1.26. FDIC.

“FDIC” shall have the meaning given in Section 4.1(a) hereof.

Section 1.27. GAAP.

“GAAP” shall mean generally accepted accounting principles as in effect in the United States of America at the time of the preparation of the subject financial statement.

Section 1.28. Governmental Authority.

“Governmental Authority” shall mean any federal, state, provincial, municipal or other governmental department, commission, board, bureau, agency or instrumentality, or any court, in each case whether of the United States, any of its possessions or territories, or of any foreign nation.

Section 1.29. Hazardous Materials.

“Hazardous Materials” shall mean: (i) any petroleum or petroleum products, radioactive materials, asbestos in any form that is friable, urea formaldehyde foam insulation, and transformers or other equipment that contain dielectric fluid containing polychlorinated biphenyls (“PCBs”) above regulated levels and radon gas; and (ii) any chemicals, materials or substances which are now defined as or included in the definition of “hazardous substances,” “hazardous wastes,” “hazardous materials,” “extremely hazardous wastes,” “restricted hazardous wastes,” “toxic substances,” “toxic pollutants,” or words of similar import, under any Environmental Law; and (iii) any other chemical, material, substance or waste, exposure to which is now prohibited, limited or regulated by any Governmental Authority.

Section 1.30. Knowledge of the Company.

“Knowledge of the Company” shall mean the actual knowledge, after reasonable inquiry, of the senior executive officers of the Company and its Subsidiary.

Section 1.31. Knowledge of the Purchaser.

“Knowledge of the Purchaser” shall mean the actual knowledge, after reasonable inquiry, of the senior executive officers of the Purchaser and its Subsidiaries.

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Section 1.32. Law.

“Law” shall mean any federal, state, foreign, supranational, provincial, local or other law or treaty or governmental requirement of any kind, and the rules, regulations and orders promulgated thereunder.

Section 1.33. Leased Real Property.

“Leased Real Property” shall have the meaning given it in Section 5.12(b) hereof.

Section 1.34. Letter of Transmittal.

“Letter of Transmittal” shall have the meaning given in Section 3.2(a) hereof.

Section 1.35. Liens.

“Liens” shall mean all liens, pledges, security interests and transfer restrictions or other encumbrances.

Section 1.36. Material Adverse Effect.

“Material Adverse Effect” shall mean any effect or change that would be (or could reasonably be expected to be) materially adverse to the business, assets, condition (financial or otherwise), operating results, operations, or business prospects of the Company and its Subsidiaries, taken as a whole, or to the ability of the Company to consummate timely the transactions contemplated hereby (regardless of whether or not such adverse effect or change can be or has been cured at any time or whether the Purchaser has knowledge of such effect or change on the date hereof), excluding any adverse change, event, development, or effect arising from or relating to (a) general business or economic conditions, (b) national or international political or social conditions, including the engagement by the United States in hostilities, whether or not pursuant to the declaration of a national emergency or war, or the occurrence of any military or terrorist attack upon the United States, or any of its territories, possessions, or diplomatic or consular offices or upon any military installation, equipment or personnel of the United States, (c) financial, banking, or securities markets, (d) changes in GAAP, (e) changes in Laws or other binding directives issued by any Governmental Entity, and (f) the taking of any action contemplated by this Agreement and the other agreements contemplated hereby, other than to the extent that any adverse change, event, development, or effect referred to in each of clauses (a) through (f) has had or would reasonably be expected to have a disproportionately adverse effect on the Company and its Subsidiaries as generally compared to other participants in the industries in which Company and its Subsidiaries conduct business.

Section 1.37. Merger.

“Merger” shall mean the merger of the Company with and into the Purchaser, to be effective at the Effective Time.

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Section 1.38. Merger Consideration.

“Merger Consideration” shall have the meaning given in Section 3.1(a) hereof.

Section 1.39. OREO.

“OREO” shall have the meaning given in Section 4.17(b) hereof.

Section 1.40. Other Assets.

“Other Assets” shall mean the book value calculated in accordance with GAAP as of December 31, 2007 of all of the assets of the Company except for the Owned Real Property of the Company.

Section 1.41. Owned Real Property.

“Owned Real Property” shall have the meaning given in Section 5.12(a) hereof.

Section 1.42. Permits.

“Permits” shall mean permits, licenses and governmental authorizations, registrations and approvals.

Section 1.43. Permitted Liens.

“Permitted Liens” shall mean Liens specifically disclosed on the balance sheet referenced in Section 5.5; Liens for Taxes not yet due or being contested in good faith (and, with respect to those being contested, for which adequate accruals or reserves have been established on the balance sheet referenced in Section 5.5); or Liens that do not materially detract from the value or materially interfere with any present or intended use of such property or assets.

Section 1.44. Person.

“Person” shall mean an individual, corporation, partnership, joint venture, association, trust, unincorporated organization or other entity.

Section 1.45. Proxy Statement.

“Proxy Statement” shall mean the proxy statement/offering circular of the Company and the Purchaser distributed to the stockholders of the Company in connection with the Special Meeting.

Section 1.46. Purchaser.

“Purchaser” shall mean Carter Bank & Trust, a Virginia banking corporation.

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Section 1.47. Purchaser Common Stock.

“Purchaser Common Stock” shall mean the common stock, $1.00 par value per share, of the Purchaser.

Section 1.48. Purchaser Financial Advisor.

“Purchaser Financial Advisor” shall mean Boxwood Partners, LLC, financial advisor to the Purchaser.

Section 1.49. Purchaser Intellectual Property.

“Purchaser Intellectual Property” shall have the meaning given in Section 4.22 hereof.

Section 1.50. Real Property Lease.

“Real Property Lease” shall have the meaning given in Section 5.12(b) hereof.

Section 1.51. Representatives.

“Representatives” shall have the meaning given in Section 6.7(a) hereof.

Section 1.52. Restraints.

“Restraints” shall have the meaning given in Section 7.1(b) hereof.

Section 1.53. SCC.

“SCC” shall have the meaning given in Section 2.3 hereof.

Section 1.54. SEC.

“SEC” shall have the meaning given in Section 5.4 hereof.

Section 1.55. Securities Act.

“Securities Act” shall have the meaning given in Section 4.20(a)(i) hereof.

Section 1.56. Securities Law Documents.

“Securities Law Documents” shall have the meaning given in Section 4.5 hereof.

Section 1.57. Shares.

“Shares” shall mean shares of Company Common Stock.

Section 1.58. Special Meeting.

“Special Meeting” shall have the meaning given in Section 6.3(a) hereof.

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Section 1.59. Subsidiary; Subsidiaries.

“Subsidiary” shall mean, with respect to any Person, any corporation, limited liability company, partnership, association, or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers, or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof or (ii) if a limited liability company, partnership, association, or other business entity (other than a corporation), a majority of the partnership or other similar ownership interests thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more Subsidiaries of that Person or a combination thereof and for this purpose, a Person or Persons owns a majority ownership interest in such a business entity (other than a corporation) if such Person or Persons shall be allocated a majority of such business entity’s gains or losses or shall be or control any managing director or general partner of such business entity (other than a corporation). The term “Subsidiary” shall include all Subsidiaries of such Subsidiary (collectively, “Subsidiaries”).

Section 1.60. Tax Returns.

“Tax Returns” shall mean any report, return, information statement, payee statement or other information required to be provided to any federal, state, local or foreign Governmental Authority, or otherwise retained, with respect to Taxes.

Section 1.61. Taxes.

“Taxes” shall mean any and all taxes, levies, imposts, duties, assessments, charges and withholdings imposed or required to be collected by or paid over to any federal, state, local or foreign Governmental Authority or any political subdivision thereof, including, without limitation, income, gross receipts, ad valorem, value added, minimum tax, franchise, sales, use, excise, license, real or personal property, unemployment, disability, stock transfer, mortgage recording, estimated, withholding or other tax, governmental fee or other like assessment or charge of any kind whatsoever, whether disputed or not, together with any interest, penalties, fines, assessments or additions to tax imposed in respect of the foregoing, or in respect of any failure to comply with any requirement regarding Tax Returns and including any obligation to indemnify or otherwise assume or succeed to the tax liability of any other Person.

Section 1.62. Termination Fee.

“Termination Fee” shall have the meaning given in Section 8.3(a) hereof.

Section 1.63. Total Liabilities.

“Total Liabilities” shall mean the carrying amount of all of the liabilities of the Company as calculated in accordance with GAAP as of December 31, 2007.

Section 1.64. Transfer Agent.

“Transfer Agent” shall mean the Purchaser.

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Section 1.65. VSCA.

“VSCA” shall mean the Virginia Stock Corporation Act.

Section 1.66. Walk-Away Date.

“Walk-Away Date” shall have the meaning given in Section 8.1(b)(i) hereof.

ARTICLE II

THE MERGER

Section 2.1. The Merger.

Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the VSCA, the Company shall be merged with and into the Purchaser at the Effective Time. At the Effective Time, the separate corporate existence of the Company shall cease, and the Purchaser shall continue as the surviving corporation (the Purchaser is sometimes hereinafter referred to as a “Constituent Corporation” and, as the context requires, the Purchaser is sometimes hereinafter referred to as the “Surviving Corporation”) and shall continue under the name “Carter Bank & Trust.”

Section 2.2. Closing.

Unless this Agreement shall have been terminated and the transactions herein contemplated shall have been abandoned pursuant to Section 8.1 hereof, the closing of the Merger (the “Closing”) shall take place at 10:00 a.m., local time, on the third business day following satisfaction or waiver of the conditions set forth in Article VII (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of those conditions at such time) (the “Closing Date”), at the offices of Troutman Sanders, LLP, 1001 Haxall Point, Richmond, Virginia 23219, unless another date, time or place is agreed to in writing by the parties hereto.

Section 2.3. Effective Time of the Merger.

Subject to the provisions of this Agreement, the parties hereto shall cause the Merger to be consummated by filing properly executed articles of merger together with the related plan of merger meeting the requirements of Section 13.1-716 of the VSCA (the “Articles of Merger”) with the State Corporation Commission of Virginia (the “SCC”), in accordance with the provisions of the VSCA, as soon as practicable on or after the Closing Date. The Merger shall become effective at the time a certificate of merger is issued by the SCC, or at such later date or time as the Purchaser and the Company shall agree and as specified in the Articles of Merger (the “Effective Time”).

Section 2.4. Effects of the Merger.

(a) The Merger shall have the effects as set in this Agreement and Section 13.1-721 of the VSCA.

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(b) The Articles of Incorporation of the Purchaser immediately prior to the Effective Time shall be, from and after the Effective Time, the Articles of Incorporation of the Surviving Corporation, until thereafter duly amended in accordance with the terms thereof and the VSCA.

(c) The Bylaws of the Purchaser immediately prior to the Effective Time shall be, from and after the Effective Time, the Bylaws of the Surviving Corporation until thereafter duly amended in accordance with the terms thereof, the Articles of Incorporation and the VSCA.

(d) The directors and the officers of the Purchaser immediately prior to the Effective Time shall be, from and after the Effective Time, the directors and officers of the Surviving Corporation until their respective successors have been duly elected or appointed and qualified, or until their earlier death, resignation or removal in accordance with the Surviving Corporation’s Articles of Incorporation and Bylaws.

ARTICLE III

EFFECT OF THE MERGER ON THE CAPITAL STOCK OF

THE CONSTITUENT CORPORATIONS; EXCHANGE OF CERTIFICATES;

COMPANY STOCK OPTIONS

Section 3.1. Effect on Capital Stock.

At the Effective Time, by virtue of the Merger and without any action on the part of the Purchaser, the Company or the holder of any Shares or the holder of any capital stock of the Purchaser:

(a) Capital Stock of the Company. Each Share of the capital stock of the Company issued and outstanding immediately prior to the Effective Time shall be converted into and become that number of validly issued, fully paid and nonassessable shares of common stock, par value $1.00 per share, of the Surviving Corporation, equal to the greater of (i) 2.255 or (ii) the number that is derived by taking the Appraised Value plus Other Assets less Total Liabilities less two-thirds of the Deferred Tax Amount and dividing the resulting number by 398,244 and then dividing the per share result by $9.25 (the “Merger Consideration”).

(b) Cancellation of Shares. Each Share of Company Common Stock and all other shares of capital stock of the Company that are owned, directly or indirectly, by the Company or any wholly owned Subsidiary of the Company (except for Shares owned on behalf of third parties) and all Shares of Company Common Stock and all other shares of capital stock of the Company that are owned, directly or indirectly, by the Purchaser or any other wholly owned Subsidiary of the Purchaser (except for Shares owned on behalf of third parties) shall be automatically canceled and retired and shall cease to exist and no consideration shall be delivered or deliverable in exchange therefor.

(c) Capital Stock of the Purchaser. Each share of the capital stock of the Purchaser issued and outstanding immediately prior to the Effective Time shall remain a validly issued, fully paid and nonassessable share of common stock of the Surviving Corporation.

(d) All Shares of Company Common Stock, when converted as provided in Section 3.1(a), no longer shall be outstanding and automatically shall be canceled and retired and shall

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cease to exist, and each Certificate previously evidencing such Shares shall thereafter represent only the right to receive the Merger Consideration and shall be deemed for all purposes to evidence ownership of and to represent the number of shares of Surviving Corporation Common Stock into which such Shares shall have been converted.

(e) The holders of Certificates previously evidencing Shares outstanding immediately prior to the Effective Time shall cease to have any rights with respect to Company Common Stock except as otherwise provided herein or by Law and, upon the surrender of Certificates in accordance with the provisions of Section 3.2, such Certificates shall represent only the right to receive the Merger Consideration to be exchanged in consideration therefore and shall be deemed for all purposes to evidence ownership of and to represent the number of shares of Surviving Corporation Common Stock into which such Shares shall have been converted.

(f) Fractional Shares. No certificates or scrip representing fractional shares of the Purchaser Common Stock shall be issued, and no holder of shares of Company Common Stock shall be entitled to any voting rights, rights to receive any dividends or distributions or other rights as a stockholder of the Purchaser that would otherwise be issued as fractional shares to such stockholder. In lieu of any fractional shares of stock that would otherwise be issued, each stockholder that would have been entitled to receive a fractional share of the Purchaser Common Stock shall, upon proper surrender of such person’s Certificates, receive a cash payment equal to such fraction multiplied by $9.25.

Section 3.2. Notices to Stockholders; Payment for Shares.

(a) Notices to Stockholders. As promptly as practicable after the Effective Time, the Surviving Corporation shall, or shall cause the Transfer Agent to, mail to each holder of record of Common Stock prior to the Effective Time (i) a letter of transmittal specifying that delivery shall be effected, and risk of loss of the Certificates shall pass, only upon proper delivery of the Certificates to the Transfer Agent, and which letter shall be in customary form and have such other provisions as the Purchaser may reasonably specify (the “Letter of Transmittal”), and (ii) instructions for effecting the surrender of such Certificates for exchange.

(b) Exchange. Upon surrender of a Certificate for cancellation to the Transfer Agent together with such letter of transmittal, duly completed and validly executed in accordance with the instructions (and such other customary documents as may reasonably be required by the Transfer Agent) the holder of such Certificate shall be entitled to receive in respect thereof the Merger Consideration, and the Certificate so surrendered shall forthwith be canceled.

(c) Lost, Stolen or Destroyed Certificates. In the event any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if required by the Purchaser, the posting by such Person of a bond, in such reasonable amount as the Purchaser may direct, as indemnity against any claim that may be made against it with respect to such Certificate, the Transfer Agent will pay, in exchange for such lost, stolen, or destroyed Certificate, the Merger Consideration pursuant to this Section 3.2.

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(d) Withholding. Each of the Transfer Agent and the Purchaser will be entitled to deduct and withhold from the Merger Consideration otherwise payable pursuant to this Agreement to any holder of shares of Company Common Stock such amounts as it is required to deduct and withhold with respect to the making of such payment under the Code, or any other applicable state, local or foreign Law related to Taxes. To the extent that amounts are so withheld by the Transfer Agent or Purchaser, as the case may be, such withheld amounts (i) will be remitted by the Transfer Agent or the Purchaser, as the case may be, to the applicable Governmental Authority, and (ii) will be treated for all purposes of this Agreement as having been paid to the holder of the shares of Company Common Stock in respect of which such deduction and withholding was made by the Purchaser.

Section 3.3. Stock Transfer Books.

At the Effective Time, the stock transfer books of the Company shall be closed and there shall be no further registration of transfers of Shares of Company Common Stock thereafter on the records of the Surviving Corporation.

Section 3.4. Adjustments.

Notwithstanding any provision of this Article III to the contrary, during the period between the date of this Agreement and the Effective Time, any change in the number of outstanding Shares of Company Common Stock shall occur by reason of any reclassification, recapitalization, stock split or combination, exchange or readjustment of Shares, or stock dividend thereon with a record date during such period (or the occurrence of any similar events), the Merger Consideration shall be appropriately adjusted to reflect such reclassification, recapitalization, stock split or combination, exchange or readjustment of Shares, or stock dividend thereon or similar event.

Section 3.5. Appraisal Rights.

Notwithstanding any other provision of this Agreement to the contrary, each Share of Company Common Stock issued and outstanding immediately prior to the Effective Time that is held by stockholders who shall have not voted in favor of the Merger or consented thereto in writing and who shall have demanded properly in writing appraisal for such Shares in accordance with Section 13.1-730 of the VSCA (collectively, the “Dissenting Shares”) shall not be converted into or represent the right to receive the Merger Consideration. Such Shares instead shall, from and after the Effective Time, be canceled and shall cease to exist and shall represent only the right to receive payment of the appraised value of such Shares of Company Common Stock held by them in accordance with the provisions of such Section 13.1-730 (less any amounts as are required to be deducted and withheld with respect to the making of such payment under the Code, or any provision of any other Tax Law), except that all Dissenting Shares held by stockholders who shall have failed to perfect or who effectively shall have withdrawn or lost their rights to appraisal of such Shares of Company Common Stock under such Section 13.1-730 shall thereupon be deemed to have been converted into and to have become exchangeable, as of the Effective Time, for the right to receive, without any interest thereon, the Merger Consideration upon surrender, in the manner provided in Article III hereof, of the Certificate or Certificates that, immediately prior to the Effective Time, evidenced such Shares of Company Common Stock.

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ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

The Purchaser represents and warrants to the Company as follows:

Section 4.1. Organization.

(a) The Purchaser is a Virginia banking corporation, duly organized, validly existing and in good standing under the Laws of the Commonwealth of Virginia, is in compliance in all material respects with all rules and regulations promulgated by the Federal Deposit Insurance Corporation (the “FDIC”), has all requisite corporate power any authority to carry on its business as now being conducted and to own and operate all of its assets, properties and business, is an “insured bank” as defined in the Federal Insurance Deposit Act and applicable regulations thereunder and its deposits are insured to the fullest extent allowed by Law by the Deposit Insurance Fund of the FDIC.

(b) Schedule 4.1 constitutes a true and complete list of all of the Subsidiaries of the Purchaser. Each of the Purchaser’s Subsidiaries is a Virginia corporation, duly organized, validly existing and in good standing under the Laws of the Commonwealth of Virginia its jurisdiction of organization.

(c) The Purchaser and each of its Subsidiaries has full corporate or other entity power to carry on their respective business as it is now being conducted and to own, operate and hold under lease their assets and properties as, and in the places where, such properties and assets now are owned, operated or held. The Purchaser and each of its Subsidiaries is duly licensed or qualified to do business and is in good standing in each jurisdiction where the failure to be so licensed, qualified or in good standing would have or could reasonably be expected to have a Material Adverse Effect.

Section 4.2. Authority Relative to this Agreement.

The execution, delivery and performance of this Agreement and of all of the other documents and instruments required hereby by the Purchaser are within the corporate power of the Purchaser. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by the Board of Directors of the Purchaser, and no other corporate or stockholder proceedings on the part of the Purchaser are necessary to authorize this Agreement or to consummate the transactions contemplated herein. This Agreement has been duly executed and delivered by the Purchaser and (assuming the due authorization, execution and delivery hereof by the Company) constitutes a valid and binding agreement of the Purchaser, enforceable against it in accordance with its terms.

Section 4.3. Capitalization.

(a) As of December 31, 2007, the authorized capital stock of the Purchaser consists of (a) 100,000,000 shares of common stock, par value $1.00 per share (“Purchaser Common

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Stock”), of which there were 24,996,572 shares issued and outstanding. The Purchaser has not issued any options, warrants, conversion privileges, or other rights to purchase or otherwise acquire any authorized but unissued shares of the Purchaser Common Stock or other proprietary interests. All issued and outstanding shares of the Purchaser Common Stock or other equity interests of the Purchaser have been duly authorized and validly issued and are, fully paid, nonassessable and free of preemptive and similar rights in favor of third parties and have not been and shall not be issued in violation of any federal or state securities Laws. The shares of the Purchaser Common Stock to be issued and delivered as part of the Merger Consideration shall be, at the time of issuance and delivery, duly authorized, fully paid, nonassessable and free of preemptive and similar rights in favor of third parties and shall not be issued in violation of any federal or state securities Laws.

(b) All of the outstanding equity interests of the Purchaser’s Subsidiaries are owned by the Purchaser, directly or indirectly, free and clear of all Liens, claims, charges or encumbrances. Except as set forth in the Purchaser’s Securities Law Documents, there are no outstanding securities, options, warrants, calls, subscriptions, rights or Contracts to which the Purchaser or any of its Subsidiaries is a party or by which the Purchaser or any of its Subsidiaries is bound, granting to any third party the right to purchase or acquire any capital stock of or any equity interests in the Purchaser or any of its Subsidiaries, and there are no put rights or Contracts pursuant to which the Purchaser any of its Subsidiaries is bound to repurchase any shares of its capital stock or equity interests. Except as set forth in the Purchaser’s Securities Law Documents, the Purchaser does not own any equity interest in any entity other than its Subsidiaries.

Section 4.4. Consents and Approvals; No Violations.

(a) No material Permit, authorization, consents or approvals of, or filings with or registrations with any court, administrative agency or commission or other Governmental Authority or instrumentality or with any third party are required to be made or obtained by the Purchaser in connection with the execution, delivery and performance by the Purchaser of this Agreement or to consummate the Merger except for (i) filings of applications or notices with the Virginia Bureau of Financial Institutions for the Merger and (ii) the filings or Articles of Merger with the Virginia State Corporation Commission pursuant to the Virginia Stock Corporation Act, (iii) the filing of the Proxy Statement with the FDIC, (iv) such filings as are required to be made or approvals as are required to be obtained under the securities or “Blue Sky” Laws of certain states in connection with the issuance of the Purchaser Common Stock in the Merger, and (v) receipt of any other consents or approvals that would be obtained by the Purchaser prior to the Effective Time.

(b) Assuming that all filings, registrations, Permits, authorizations, consents and approvals contemplated by the immediately preceding sentence have been duly made or obtained, neither the execution, delivery and performance of this Agreement nor the consummation of the transactions contemplated hereby by the Purchaser will (x) conflict with or result in any breach of any provision of the Articles of Incorporation, Bylaws, partnership or joint venture agreements or other organizational documents of the Purchaser or any of its Subsidiaries, (y) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or

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acceleration) under, or otherwise result in any diminution of any of the rights of the Purchaser with respect to, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, Contract or other instrument or obligation to which the Purchaser or any of its Subsidiaries is a party or by which it or any of them or any of their properties or assets may be bound or (z) violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Purchaser or any of its Subsidiaries or any of their properties or assets except, in the case of subsections (y) and (z) above, for violations, breaches or defaults that will not prevent or materially delay the consummation of the transactions contemplated hereby.

Section 4.5. Financial Statements.

The Purchaser, which is a reporting bank under applicable Law, represents and warrants to the Company that its annual report on Form 10-K for the fiscal year ended December 31, 2006, and all other reports, proxy statements or information statements filed or furnished or to be filed or furnished by it subsequent to December 31, 2006 under Sections 13(a), 13(c) or 15(d) of the Securities Exchange Act of 1934 (the “Exchange Act”) or other applicable Law, in the form filed or furnished or to be filed or furnished (collectively, the Purchaser’s “Securities Law Documents”) with the FDIC, as of the date filed or furnished, (i) complied or will comply in all material respects as to form with the applicable requirements under the Exchange Act, as the case may be, and (ii) did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and each of the statements of financial condition contained in or incorporated by reference into any such Securities Law Documents (including the related notes and schedules thereto) fairly presents, or will fairly present, the financial position of the Purchaser filing such Securities Law Documents as of its date, and each of the statements of income and change in stockholders’ equity and cashflows or equivalent statements in such Securities Law Documents (including any related notes and schedules thereto) fairly presents, or will fairly present, the results of operations, change in stockholders’ equity and changes in cashflows, as the case may be, of the Purchaser filing such Securities Law Documents for the periods to which they relate, in each case in accordance with GAAP consistently applied during the period involved, except in each case as may be noted therein, subject to normal year-end audit adjustments in the case of unaudited statements.

Section 4.6. Absence of Undisclosed Liabilities.

The Purchaser and its Subsidiaries have not incurred any liabilities or obligations that would be required to be reflected or reserved against in a consolidated balance sheet of the Purchaser and its consolidated Subsidiaries prepared in accordance with GAAP in a manner consistent with the Financial Statements except (i) as reflected in the Financial Statements and (ii) for liabilities and obligations incurred in the ordinary course of business since September 30, 2007, none of which is individually or in the aggregate reasonably likely to be material to the Purchaser and its Subsidiaries, taken as a whole.

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Section 4.7. Events Subsequent to Latest Financial Statements.

(a) Since September 30, 2007, through the date hereof, there have not been any events, changes, conditions, developments or occurrences that, individually or in the aggregate, have had or would be reasonably be expected to have a Material Adverse Effect and, other than as expressly required by this Agreement, the Purchaser and its Subsidiaries have conducted their business in the ordinary course, in substantially the same manner in which it has been previously conducted, none of the Purchaser or any of its Subsidiaries has:

(i) amended its Organizational Documents;

(ii) purchased, redeemed, retired or otherwise acquired any shares of any of its capital stock;

(iii) issued any capital stock or any security convertible into capital stock; granted any registration rights; or declared or paid any dividend or other distribution in respect of shares of its capital stock;

(iv) except as required by GAAP or required by a change in applicable Law, statute, rule or regulation, (i) made any change in its accounting principles or the methods by which such principles are applied for financial accounting purposes or (ii) revalued any of its assets;

(v) granted any stock options or rights to purchase shares of its capital stock (except for routine employee stock option grants in the ordinary course of business consistent with past practice);

(vi) accelerated, amended or changed the period of vesting or exercisability of stock options or other rights;

(vii) merged or consolidated with, purchased substantially all of the assets of, or otherwise acquired any business or any Person;

(viii) declared or paid dividends on any of its capital stock except intercompany dividends and distributions in the ordinary course of business consistent with past practice; or

(ix) entered into any agreement, whether oral or written, to do any of the foregoing.

Section 4.8. Regulatory Matters.

(a) Neither the Purchaser nor any of its properties is a party to or is subject to any cease and desist order, decree, agreement, memorandum of understanding or similar arrangement with, or a commitment letter or similar submission to, or extraordinary supervisory letter from, any Governmental Authority charged with the supervision or regulation of financial institutions or issuers of securities or engaged in the insurance of deposits (including, without limitation, the FDIC).

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(b) The Purchaser has not been advised by any Governmental Authority that such Governmental Authority is contemplating issuing or requesting (or is considering the appropriateness of issuing or requesting) any such order, decree, agreement, memorandum or understanding, commitment letter, supervisory letter of similar submission.

(c) With the exception of routine investigation of consumer complaints, the Purchaser has not been advised by any Governmental Authority that it is or may be in violation of the Equal Credit Opportunity Act or the Fair Housing Act or any similar federal or state statute.

Section 4.9. Legal Proceedings; Compliance with Laws.

There are no actions, suits or proceedings instituted or pending or, to the Knowledge of the Purchaser, threatened or probable of assertion against the Purchaser, or against any property, asset, interest or right of the Purchaser, that are reasonably expected to have, either individually or in the aggregate, a Material Adverse Effect on the financial condition of the Purchaser or that are reasonably expected to threaten or impede the consummation of the Merger. The Purchaser is not a party to any agreement or instrument or subject to any judgment, order, writ, injunction, decree or rule that might reasonably be expected to have a Material Adverse Effect on the Purchaser. To the Knowledge of the Purchaser, the Purchaser has complied in all material respects with all Laws, ordinances, requirements, regulations or orders applicable to its business (including environmental Laws, ordinances, requirements, regulations or orders).

Section 4.10. Reports.

Since December 31, 2006, the Purchaser has filed all reports and statements, together with any amendments required to be made with respect thereto, that were required to be filed with a Governmental Authority, and, to the Knowledge of the Purchaser, any other governmental or regulatory authority or agency having jurisdiction over its operations.

Section 4.11. Labor Relations.

The Purchaser is not a party to or bound by any collective bargaining agreement, contract or other agreement or understanding with a labor union or labor organization, nor is it the subject of a proceeding asserting that it has committed an unfair labor practice (within the meaning of the National Labor Relations Act) or seeking to compel it to bargain with any labor organization as to wages and conditions of employment, nor is there any strike or other labor dispute involving it, pending or, to the Knowledge of the Purchaser, threatened, nor is it aware of any activity involving its employees seeking to certify a collective bargaining unit or engaging in any other organizational activity.

Section 4.12. Tax Matters.

The Purchaser has filed all federal, state and local Tax Returns and reports required to be filed, and all Taxes shown by such returns to be due and payable have been paid or are reflected as a liability in the Financial Statements for the Purchaser. Except to the extent that liabilities therefor are specifically reflected in the Financial Statements for the Purchaser, there are no federal, state or local Tax liabilities of the Purchaser other than liabilities that have arisen since the date of such financial statements, all of which have been properly accrued or otherwise

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provided for on the books and records of the Purchaser. No Tax Return or report of the Purchaser is under examination by any Taxing authority or the subject of any administrative or judicial proceeding, and no unpaid Tax deficiency has been asserted against the Purchaser by any Taxing authority, which in each case might reasonably be expected to have a material adverse effect on the Purchaser.

Section 4.13. Property.

Except as disclosed or reserved against in the Financial Statements for the Purchaser, the Purchaser has good and marketable title, free and clear of all material Liens, encumbrances, charges, defaults or equities of whatever character to all of the material properties and assets, tangible or intangible, reflected in the Financial Statements for the Purchaser as being owned by the Purchaser as of the dates thereof. To the Knowledge of the Purchaser, all buildings, and all fixtures, equipment, and other property and assets which are material to its business on a consolidated basis, held under leases or subleases by the Purchaser are held under valid instruments enforceable in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization, moratorium and similar Laws. The buildings, structures, and appurtenances owned, leased, or occupied by the Purchaser are in good operating condition and in a state of good maintenance and repair, and to the Knowledge of the Purchaser (i) comply in all material respects with applicable zoning and other municipal Laws and regulations, and (ii) there are no latent defects therein.

Section 4.14. Employee Benefit Plans.

(a) The Purchaser has made available true and complete copies of all material pension, retirement (including supplemental retirement), profit-sharing, deferred compensation, stock option, bonus, vacation or other material incentive plans or agreements, all material medical, dental or other health plans or agreements, all life insurance plans or agreements and all other material employee benefit or fringe benefit plans or agreements, including, without limitation, all “employee benefit plans” as that term is defined in Section 3(3) of ERISA, currently or within the last five years adopted, maintained by, sponsored in whole or in part by, or contributed to by the Purchaser or any of its affiliates for the benefit of employees, directors, retirees or other beneficiaries eligible to participate (collectively, the “Benefit Plans”). Any of the Benefit Plans which is an “employee pension benefit plan,” as that term is defined in Section 3(2) of ERISA, is referred to herein as a “ERISA Plan.” No Benefit Plan is or has been a multi-employer plan within the meaning of Section 3(37) of ERISA.

(b) All Benefit Plans are in compliance in all material respects with the applicable terms of ERISA and the Code and any other applicable Laws, rules and regulations (including, without limitation, applicable Tax qualification, reporting and disclosure, funding, fiduciary responsibility, and COBRA health care continuation coverage requirements) the breach or violation of which could result in a material liability to the Purchaser or any of its affiliates on a consolidated basis.

(c) No ERISA Plan is a defined benefit pension plan subject to Part IV of Title I of ERISA or Code Section 412.

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(d) Neither the execution nor delivery of this Agreement nor the consummation of the transactions or events contemplated hereby will (a) result in any payment or the provision of any benefit (including, without limitation, an increase in, acceleration of payment of or an acceleration of vesting of any compensation, benefit or other right under any Benefit Plan) to any current or former employee, director or agent of the Purchaser or any of its affiliates or (b) result in the making by the Purchaser or any of its affiliates of, or the imposition of any excise Tax under Code Section 4999 on, any excess parachute payment (as defined in Code Section 280G).

Section 4.15. Investment Securities.

Except for pledges to secure public deposits, none of the investment securities reflected in the Financial Statements for the Purchaser is subject to any restriction, contractual, statutory, or otherwise, which would impair materially the ability of the holder of such investment to dispose freely of any such investment at any time except as their disposal may be affected by GAAP applicable to the classification of securities.

Section 4.16. Insurance.

A complete list of all policies or binders of fire, liability, product liability, workmen’s compensation, vehicular and other insurance held by or on behalf of the Purchaser and its Subsidiaries has been provided to the Company. All such policies or binders are valid and enforceable in accordance with their terms, are in full force and effect, and insure against risks and liabilities to the extent and in the manner customary for the industry and are deemed appropriate and sufficient by the Purchaser and its Subsidiaries. The Purchaser and its Subsidiaries are not in default with respect to any provision contained in any such policy or binder and have not failed to give any notice or present any claim under any such policy or binder in due and timely fashion. The Purchaser and its Subsidiaries have not received notice of cancellation or nonrenewal of any such policy or binder. To the Knowledge of the Purchaser, there is no inaccuracy in any application for such policies or binders, failure to pay premiums when due or any similar state of facts or the occurrence of any event that is reasonably likely to form the basis for any material claim against it not fully covered (except to the extent of any applicable deductible) by the policies or binders referred to above. The Purchaser and its Subsidiaries have not received notice from any of its insurance carriers that any insurance premiums will be increased materially in the future or that any such insurance coverage will not be available in the future on substantially the same terms as now in effect.

Section 4.17. Loans, OREO, and Allowance for Loan Losses.

(a) Except for matters which individually or in the aggregate do not materially adversely affect the financial condition of the Purchaser or its Subsidiaries, to the Knowledge of the Purchaser each loan reflected as an asset in the financial statements for the Purchaser or its Subsidiaries (A) is evidenced by notes, agreements, or other evidences of indebtedness which are true, genuine and what they purport to be, (B) to the extent secured, has been secured by valid Liens and security interests which have been perfected, and (C) is the legal, valid and binding obligation of the obligor named therein, enforceable in accordance with its terms, subject to bankruptcy, insolvency, and other Laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

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(b) The classification on the books and records of the Purchaser or its Subsidiaries of loans and/or non-performing assets as nonaccrual, troubled debt restructuring, other real estate owned (“OREO”) or other similar classification, complies in all material respects with GAAP and applicable regulatory accounting principles.

(c) Except for Liens, security interests, claims, charges, or such other encumbrances as have been appropriately reserved for in the Financial Statements for the Purchaser or its Subsidiaries or are not material, title to the OREO is good and marketable, and there are no adverse claims or encumbrances on the OREO. All title, hazard and other insurance claims and mortgage guaranty claims with respect to the OREO have been timely filed and the Purchaser has not received any notice of denial of any such claim.

(d) The Purchaser and its Subsidiaries are in possession of all of the OREO. No legal proceeding or quasi-legal proceeding is pending or, to the Knowledge of the Purchaser, threatened concerning any OREO or any servicing activity or omission to provide a servicing activity with respect to any of the OREO.

(e) All loans made by the Purchaser or its Subsidiaries to facilitate the disposition of OREO are performing in accordance with their terms.

(f) The allowance for possible loan losses shown on the Financial Statements for the Purchaser was, and the allowance for possible loan losses shown on the financial statements of the Purchaser as of dates subsequent to the execution of this Agreement will be, in each case as of the dates thereof, adequate in all material respects to provide for possible losses, net of recoveries relating to loans previously charged off, on loans outstanding (including accrued interest receivable) of the Purchaser and its Subsidiaries and other extensions of credit (including letters of credit and commitments to make loans or extend credit) by the Purchaser and its Subsidiaries.

Section 4.18. Environmental Matters.

(a) The Purchaser and its Subsidiaries are in material compliance with all Environmental Laws. The Purchaser or any of its Subsidiaries has not received any communication alleging that the Purchaser or any of its Subsidiaries is not in such compliance and, to the best Knowledge of the Purchaser, without the duty to conduct any additional investigation, there are not present circumstances that would prevent or interfere with the continuation of such compliance.

(b) The Purchaser and its Subsidiaries have not received notice of pending, and are not aware of any threatened, legal, administrative, arbitral or other proceedings, asserting Environmental Claims or other claims, causes of action or governmental investigations of any nature, seeking to impose, or that could result in the imposition of, any material liability arising under any Environmental Laws upon (i) the Purchaser or any of its Subsidiaries, (ii) any Person or entity whose liability for any Environmental Claim the Purchaser or any of its Subsidiaries has or may have retained either contractually or by operation of Law, (iii) any real or personal property owned or leased by the Purchaser or any of its Subsidiaries, or any real or personal property which the Purchaser or any of its Subsidiaries has been, or is, judged to have managed

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or to have supervised or to have participated in the management of, or (iv) any real or personal property in which the Purchaser or any of its Subsidiaries holds a security interest securing a loan recorded on the books of the Purchaser. The Purchaser or any of its Subsidiaries is not subject to any agreement, order, judgment, decree or memorandum by or with any court, Governmental Authority, regulatory agency or third party imposing any such liability.

(c) With respect to all real and personal property owned or leased by the Purchaser or any of its Subsidiaries, or all real and personal property which the Purchaser has been, or is, judged to have managed or to have supervised or to have participated in the management of, the Purchaser will promptly provide access to copies of any environmental audits, analyses and surveys that have been prepared relating to such properties. To the Knowledge of the Purchaser, the Purchaser and its Subsidiaries are in compliance in all material respects with all recommendations contained in any such environmental audits, analyses and surveys.

(d) To the Knowledge of the Purchaser, there are no past or present actions, activities, circumstances, conditions, events or incidents that could reasonably form the basis of any Environmental Claim or other claim or action or governmental investigation that could result in the imposition of any liability arising under any Environmental Laws against the Purchaser or any of its Subsidiaries or against any Person or entity whose liability for any Environmental Claim the Purchaser or any of its Subsidiaries has or may have retained or assumed either contractually or by operation of Law.

Section 4.19. Fees and Expenses of Brokers and Others.

Neither the Purchaser nor any of its Subsidiaries (i) has had any dealings, negotiations or communications with any broker or other intermediary in connection with the transactions contemplated by this Agreement, (ii) is committed to any liability for any brokers’ or finders’ fees or any similar fees in connection with the transactions contemplated by this Agreement or (iii) has retained any broker or other intermediary to act on its behalf in connection with the transactions contemplated by this Agreement, except in each case that the Purchaser has engaged the Purchaser Financial Advisor to represent it in connection with such transactions and shall pay all of the Purchaser Financial Advisor’s fees and expenses in connection with such engagement.

Section 4.20. Proxy Statement.

(a) At the time the Proxy Statement is mailed to the stockholders of the Company for the solicitation of proxies for the Company Stockholder Approval and at all times subsequent to such mailings up to and including the times of such approvals, such Proxy Statement (including any supplements thereto), with respect to all information set forth therein relating to the Purchaser, this Agreement, the Merger and all other transactions contemplated hereby that has been furnished in writing by the Purchaser expressly for inclusion therein, will:

(i) comply in all material respects with applicable provisions of the Securities Act of 1933 (the “Securities Act”), the Exchange Act and the rules and regulations under such Acts, to the extent such Laws, rules and regulations, or any of them are applicable; and

(ii) not contain any statement which, at the time and in light of the circumstances under which it is made, is false or misleading with respect to any material fact or

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omit to state any material fact required to be stated therein or necessary in order to make the statements therein not false or misleading, or necessary to correct any statement in an earlier communication with respect to the solicitation of a proxy for the same meeting or subject matter which has become false or misleading.

Section 4.21. Material Contracts.

Each of the Contracts required by applicable Law to be filed as an exhibit to the Purchaser’s Securities Law Documents has been so filed, is valid and binding on the Purchaser or any of its Subsidiaries, as the case may be, and, to the Knowledge of the Purchaser, on each counterparty and is in full force and effect, and neither the Purchaser nor any of its Subsidiaries, nor, to the Knowledge of the Purchaser, any other party thereto, is in breach of, or default under, any such Contract, and no event has occurred that with notice or lapse of time or both would constitute such a breach or default thereunder by the Purchaser or any of its Subsidiaries, or, to the Knowledge of the Purchaser, any other party thereto, except for such failures to be valid, binding or in full force and effect and such breaches and defaults that, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect.

Section 4.22. Intellectual Property.

Except for those matters which, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect, the Purchaser or one of its Subsidiaries exclusively owns, without restrictions, or is licensed to use, the rights to all patents, trademarks, trade names, service marks, copyrights together with any registrations and applications therefor, Internet domain names, inventories, technology, trade secrets, source codes, know-how, computer software programs or applications including, without limitation, all object and source codes and tangible or intangible proprietary information or material that are used in the business of the Purchaser or any of its Subsidiaries as currently conducted (the “Purchaser Intellectual Property”). Neither the Purchaser nor any of its Subsidiaries is, or as a result of the execution, delivery or performance of the Purchaser’s obligations hereunder will be, in material violation of, or lose any material rights pursuant to, any the Purchaser Intellectual Property. All granted and issued patents and all registered trademarks and service marks and all copyrights held by the Purchaser or any of its Subsidiaries are valid, enforceable and subsisting. To the Knowledge of the Purchaser, there has not been and there is not any unauthorized use, infringement or misappropriation of any of the Purchaser Intellectual Property by any third Person, including, without limitation, any employee or former employee.

Section 4.23. State Takeover Statutes.

The Board of Directors of the Purchaser has approved the Merger and this Agreement and such approval is sufficient to render inapplicable to the Merger, this Agreement and the transactions contemplated hereby the provisions of Article 14 and Article 14.1 of the VSCA. To the Knowledge of the Purchaser, no other state takeover, “moratorium,” “fair price,” “affiliate transaction” or similar statute or regulation under any Law is applicable to this Agreement and the transactions contemplated hereby.

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Section 4.24. Books and Records.

The stock record books and minute book of the Purchaser and its Subsidiaries which have been made available to the Company are complete and correct in all material respects.

Section 4.25. Affiliate Transactions.

Except as disclosed in the Purchaser’s Securities Law Documents, neither the Company nor its Subsidiary is a party to any agreement with any Affiliate or any stockholder of the Company.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to the Purchaser as follows:

Section 5.1. Organization, Standing and Corporate Power.

(a) The Company is a Virginia corporation, duly organized, validly existing and in good standing under the Laws of the Commonwealth of Virginia. The Company’s subsidiary Blackstone Properties L.L.C., is a duly formed limited liability company, validly existing and in good standing under the Laws of the Commonwealth of Virginia. True, complete and correct copies of the Articles of Incorporation and Bylaws of the Company and true, complete and correct copies of the Articles of Organization and the Operating Agreement of the Company’s Subsidiary, have been made available to the Purchaser.

(b) The Company and its Subsidiary have full corporate or other entity power to carry on their respective business as it is now being conducted and to own, operate and hold under lease their assets and properties as, and in the places where, such properties and assets now are owned, operated or held. The Company and its Subsidiary are duly licensed or qualified to do business and is in good standing in each jurisdiction where the failure to be so licensed, qualified or in good standing would have or could reasonably be expected to have a Material Adverse Effect.

Section 5.2. Authority Relative to this Agreement.

(a) The execution, delivery and performance of this Agreement and of all of the other documents and instruments required hereby by the Company are within the corporate power of the Company. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by the Board of Directors of the Company, and no other corporate or stockholder proceedings on the part of the Company are necessary to authorize this Agreement or to consummate the transactions contemplated herein (other than, with respect to the Merger, the Company Stockholder Approval). This Agreement has been executed and delivered by the Company and (assuming the due authorization, execution and delivery hereof by the Purchaser) constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms.

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(b) The Company’s Board of Directors at a meeting duly called and held, has unanimously (i) approved and adopted this Agreement and approved the transactions contemplated hereby, including the Merger, (ii) determined that the Merger is advisable and fair to and in the best interests of, the stockholders of the Company, and (iii) resolved to submit this Agreement to the stockholders of the Company for approval and recommend that the stockholders of the Company approve this Agreement.

Section 5.3. Capitalization.

(a) As of December 31, 2007, the authorized capital stock of the Company consists of (a) 400,000 shares of common stock, no par value per share (“Company Common Stock”), of which there were 398,244 shares issued and outstanding. The Purchaser has not issued any options, warrants, conversion privileges, or other rights to purchase or otherwise acquire any authorized but unissued shares of the Purchaser Common Stock or other proprietary interests. All outstanding Shares of Company Common Stock and all outstanding shares of Company Common Stock or other equity interests of the Company or any of its Subsidiaries have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive and similar rights in favor of third parties and have not been issued in violation of any federal or state securities Laws. The Company has never declared or paid any dividend on any of the Company Common Stock.

(b) All of the outstanding membership interests and other equity interests in the Company’s Subsidiary are owned by the Company, directly or indirectly, free and clear of all Liens, claims, charges or encumbrances. There are no outstanding securities, options, warrants, calls, subscriptions, rights or Contracts to which the Company or its Subsidiary is a party or by which the Company or its Subsidiary is bound, granting to any third party the right to purchase or acquire any capital stock of or any equity interests in the Company or its Subsidiary, and there are no put rights or Contracts pursuant to which the Company or its Subsidiary is bound to repurchase any shares of its capital stock or equity interests. The Company does not own any equity interest in any entity other than its Subsidiary.

Section 5.4. Consents and Approvals; No Violations.

(a) No material Permit, authorization, consents or approvals of, or filings with or registrations with any court, administrative agency or commission or other Governmental Authority or instrumentality or with any third party are required to be made or obtained by the Company in connection with the execution, delivery and performance by the Company of this Agreement or to consummate the Merger except for (i) filings of applications or notices with the Virginia Bureau of Financial Institutions for the Merger and (ii) the filings or Articles of Merger with the Virginia State Corporation Commission pursuant to the Virginia Stock Corporation Act, (iii) the filing of the Proxy Statement with the Securities and Exchange Commission (the “SEC”), (iv) such filings as are required to be made or approvals as are required to be obtained under the securities or “Blue Sky” Laws of certain states in connection with the issuance of the Company Common Stock in the Merger, and (v) receipt of any other consents or approvals that would be obtained by the Company prior to the Effective Time.

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(b) Assuming that all filings, registrations, Permits, authorizations, consents and approvals contemplated by the immediately preceding sentence have been duly made or obtained, neither the execution, delivery and performance of this Agreement nor the consummation of the transactions contemplated hereby by the Company will (x) conflict with or result in any breach of any provision of the Articles of Incorporation, Bylaws, partnership or joint venture agreements or other organizational documents of the Company or its Subsidiary, (y) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, or otherwise result in any diminution of any of the rights of the Company or its Subsidiary with respect to, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, Contract or other instrument or obligation to which the Company or its Subsidiary is a party or by which either of them or any of their properties or assets may be bound or (z) violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Company or its Subsidiary or any of their properties or assets except, in the case of subsections (y) and (z) above, for violations, breaches or defaults that will not prevent or materially delay the consummation of the transactions contemplated hereby.

Section 5.5. Financial Statements.

The Company represents and warrants to the Purchaser that its annual report on Form 10-KSB for the fiscal year ended December 31, 2006, and all of its other Securities Law Documents in the form filed or furnished with the SEC, as of the date filed or furnished, (i) complied or will comply in all material respects as to form with the applicable requirements under the Exchange Act, as the case may be, and (ii) did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and each of the statements of financial condition contained in or incorporated by reference into any such Securities Law Documents (including the related notes and schedules thereto) fairly presents, or will fairly present, the financial position of the Company filing such Securities Law Documents as of its date, and each of the statements of income and change in stockholders’ equity and cashflows or equivalent statements in such Securities Law Documents (including any related notes and schedules thereto) fairly presents, or will fairly present, the results of operations, change in stockholders’ equity and changes in cashflows, as the case may be, of the Company’s filing such Securities Law Documents for the periods to which they relate, in each case in accordance with GAAP consistently applied during the period involved, except in each case as may be noted therein, subject to normal year-end audit adjustments in the case of unaudited statements.

Section 5.6. Absence of Undisclosed Liabilities.

The Company and its Subsidiary have not incurred any liabilities or obligations that would be required to be reflected or reserved against in a consolidated balance sheet of the Company and its consolidated Subsidiary prepared in accordance with GAAP in a manner consistent with the Financial Statements except (i) as reflected in the Financial Statements and (ii) for liabilities and obligations incurred in the ordinary course of business since September 30, 2007, none of which is individually or in the aggregate reasonably likely to be material to the Company and its Subsidiary, taken as a whole.

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Section 5.7. Events Subsequent to Latest Financial Statements.

Since September 30, 2007, through the date hereof, there have not been any events, changes, conditions, developments or occurrences that, individually or in the aggregate, have had or would be reasonably be expected to have a Material Adverse Effect and, other than as expressly required by this Agreement, the Company and its Subsidiary have conducted their business in the ordinary course, in substantially the same manner in which they have been previously conducted, neither the Company or its Subsidiary has:

(a) amended its Organizational Documents;

(b) purchased, redeemed, retired or otherwise acquired any shares of any of its capital stock;

(c) issued any capital stock or any security convertible into capital stock; granted any registration rights; or declared or paid any dividend or other distribution in respect of shares of its capital stock;

(d) incurred any Debt, other than Debt incurred in the ordinary course of business;

(e) mortgaged, pledged or subjected to any Lien any of its properties or assets, except for Permitted Liens;

(f) except as required by GAAP or required by a change in applicable Law, statute, rule or regulation, (i) made any change in its accounting principles or the methods by which such principles are applied for financial accounting purposes or (ii) revalued any of its assets;

(g) granted any stock options or rights to purchase shares of its capital stock (except for routine employee stock option grants in the ordinary course of business consistent with past practice);

(h) sold, leased or disposed or agreed to sell, lease or dispose of any properties or assets (other than inventory in the ordinary course of business);

(i) merged or consolidated with, purchased substantially all of the assets of, or otherwise acquired any business or any Person;

(j) incurred any damage to or destruction or loss of any assets, not covered by insurance, adversely affecting its properties, assets, business, financial condition or prospects;

(k) declared or paid dividends on any of its capital stock except intercompany dividends and distributions in the ordinary course of business consistent with past practice; or

(l) entered into any agreement, whether oral or written, to do any of the foregoing.

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Section 5.8. Regulatory Matters.

(a) Neither the Company, its Subsidiary nor any of its properties is a party to or is subject to any cease and desist order, decree, agreement, memorandum of understanding or similar arrangement with, or a commitment letter or similar submission to, or extraordinary supervisory letter from, any Governmental Authority charged with the supervision or regulation of issuers of securities (including, without limitation, the SEC).

(b) The Company has not been advised by any Governmental Authority that such Governmental Authority is contemplating issuing or requesting (or is considering the appropriateness of issuing or requesting) any such order, decree, agreement, memorandum or understanding, commitment letter, supervisory letter of similar submission.

(c) The Company has not been advised by any Governmental Authority that it is or may be in violation of any similar federal or state statute.

Section 5.9. Legal Proceedings; Compliance with Laws.

There are no actions, suits or proceedings instituted or pending or, to the Knowledge of the Company, threatened or probable of assertion against the Company or its Subsidiary, or against any property, asset, interest or right of the Company or its Subsidiary, that are reasonably expected to have, either individually or in the aggregate, a Material Adverse Effect on the financial condition of the Company or its Subsidiary or that are reasonably expected to threaten or impede the consummation of the Merger. The Company or its Subsidiary is not a party to any agreement or instrument or subject to any judgment, order, writ, injunction, decree or rule that might reasonably be expected to have a Material Adverse Effect on the Company. To the Knowledge of the Company, the Company and its Subsidiary have complied in all material respects with all Laws, ordinances, requirements, regulations or orders applicable to their business (including environmental Laws, ordinances, requirements, regulations or orders).

Section 5.10. Labor Relations.

The Company is not a party to or bound by any collective bargaining agreement, contract or other agreement or understanding with a labor union or labor organization, nor is it the subject of a proceeding asserting that it has committed an unfair labor practice (within the meaning of the National Labor Relations Act) or seeking to compel it to bargain with any labor organization as to wages and conditions of employment, nor is there any strike or other labor dispute involving it, pending or, to the Knowledge of the Company, threatened, nor is it aware of any activity involving its employees seeking to certify a collective bargaining unit or engaging in any other organizational activity.

Section 5.11. Tax Matters.

The Company has filed all federal, state and local Tax Returns and reports required to be filed, and all Taxes shown by such returns to be due and payable have been paid or are reflected as a liability in the Financial Statements for the Company. Except to the extent that liabilities therefor are specifically reflected in the Financial Statements for the Company, there are no federal, state or local Tax liabilities of the Company other than liabilities that have arisen since

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the date of such financial statements, all of which have been properly accrued or otherwise provided for on the books and records of the Company. No Tax Return or report of the Company is under examination by any Taxing authority or the subject of any administrative or judicial proceeding, and no unpaid Tax deficiency has been asserted against the Company by any Taxing authority.

Section 5.12. Properties.

(a) Schedule 5.12(a) contains a true and complete list of (i) all real property owned by the Company or its Subsidiary and (collectively, the “Owned Real Property”) and for each parcel of Owned Real Property, identifies the correct street address and current use (including business unit, if applicable) of such Owned Real Property. Neither the Company nor its Subsidiary have received any notice of any, and to the Knowledge of the Company there is no, material default under any restrictive covenants, restrictions and conditions affecting the Owned Real Property and there has not occurred any event that with the lapse of time or the giving of notice or both would constitute such a default under any such restrictive covenants, restrictions or conditions, except as, individually or in the aggregate.

(b) Schedule 5.12(b) contains a true and complete list of all Owned Real Property that has been leased, subleased, licensed or is otherwise used or occupied (whether as a landlord, tenant, subtenant or pursuant to other occupancy arrangements) by the Company or its Subsidiary or which the Company or its Subsidiary has the right to use or occupy (collectively, including the improvements thereon, the “Leased Real Property”), and for each piece of Leased Real Property, identifies the correct street address and current use (including business unit, if applicable) of such Leased Real Property. True and complete copies of all agreements (including all written modifications, amendments, supplements, waivers and side letters thereto) under which the Company or its Subsidiary is the landlord, sublandlord, tenant, subtenant, or occupant of the Leased Real Property (each a “Real Property Lease”) that have not been terminated or expired as of the date of this Agreement have been made available to the Purchaser prior to the Effective Time.

(c) The Company and/or its Subsidiaries have good and marketable fee simple title to all Owned Real Property and valid leasehold estates in all Leased Real Property free and clear, in each case, of all Liens other than Permitted Liens.

(d) Other than the Real Property Leases, none of the Owned Real Property or the Leased Real Property is subject to any lease, sublease, license or other agreement granting to any other Person any right to the use, occupancy or enjoyment of such Owned Real Property or Leased Real Property or any part thereof.

(e) Each Real Property Lease is in full force and effect and constitutes the valid and legally binding obligation of the Company or its Subsidiary enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and similar Laws relating to or affecting creditors generally, by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at Law) or by an implied covenant of good faith and fair dealing, and there is no default under any Real Property Lease either by the Company or its Subsidiary party thereto or, to the Knowledge of the Company, by any other party thereto that have had or would be reasonably expected to have a Material Adverse Effect.

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(f) There do not exist any violations of building codes or pending condemnation or eminent domain proceedings that affect any Owned Real Property or, to the Knowledge of the Company, any such proceedings that affect any Leased Real Property or, to the Knowledge of the Company, any threatened condemnation or eminent domain proceedings that affect any Owned Real Property or Leased Real Property, and neither the Company nor any of its Subsidiary has received any written notice of the intention of any Governmental Authority or other Person to take or use any Owned Real Property or Leased Real Property.

(g) The buildings and improvements on the Owned Real Property and the Leased Real Property are in good condition and in a state of good and working maintenance and repair, ordinary wear and tear excepted.

Section 5.13. Employees.

Each of the Company and its Subsidiary have no paid employees and does not provide benefits to any of its employees.

Section 5.14. Insurance.

A complete list of all policies or binders of fire, liability, product liability, workmen’s compensation, vehicular and other insurance held by or on behalf of the Company and its Subsidiary has been provided to the Purchaser. All such policies or binders are valid and enforceable in accordance with their terms, are in full force and effect, and insure against risks and liabilities to the extent and in the manner customary for the industry and are deemed appropriate and sufficient by the Company and its Subsidiary. The Company and its Subsidiary are not in default with respect to any provision contained in any such policy or binder and have not failed to give any notice or present any claim under any such policy or binder in due and timely fashion. The Company and its Subsidiary have not received notice of cancellation or nonrenewal of any such policy or binder. To the Knowledge of the Company there is no inaccuracy in any application for such policies or binders, failure to pay premiums when due or any similar state of facts or the occurrence of any event that is reasonably likely to form the basis for any material claim against them not fully covered (except to the extent of any applicable deductible) by the policies or binders referred to above. The Company and its Subsidiary have not received notice from any of its insurance carriers that any insurance premiums will be increased materially in the future or that any such insurance coverage will not be available in the future on substantially the same terms as now in effect.

Section 5.15. Environmental Matters.

(a) The Company and its Subsidiary are in material compliance with all Environmental Laws. The Company or its Subsidiary has not received any communication alleging that the Company or its Subsidiary is not in such compliance and, to the best Knowledge of the Company, without the duty to conduct any additional investigation, there are not present circumstances that would prevent or interfere with the continuation of such compliance.

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(b) The Company and its Subsidiary have not received notice of pending, and are not aware of any threatened, legal, administrative, arbitral or other proceedings, asserting Environmental Claims or other claims, causes of action or governmental investigations of any nature, seeking to impose, or that could result in the imposition of, any material liability arising under any Environmental Laws upon (i) the Company or its Subsidiary, (ii) any Person or entity whose liability for any Environmental Claim the Company or its Subsidiary has or may have retained either contractually or by operation of Law, (iii) any real or personal property owned or leased by the Company or its Subsidiary, or any real or personal property which the Company or its Subsidiary has been, or is, judged to have managed or to have supervised or to have participated in the management of, or (iv) any real or personal property in which the Company or its Subsidiary holds a security interest securing a loan recorded on the books of the Company or its Subsidiary. The Company or its Subsidiary is not subject to any agreement, order, judgment, decree or memorandum by or with any court, Governmental Authority, regulatory agency or third party imposing any such liability.

(c) With respect to all real and personal property owned or leased by the Company or its Subsidiary, or all real and personal property which the Company or its Subsidiary has been, or is, judged to have managed or to have supervised or to have participated in the management of, the Company will promptly provide access to copies of any environmental audits, analyses and surveys that have been prepared relating to such properties. To the Knowledge of the Company, the Company and its Subsidiary are in compliance in all material respects with all recommendations contained in any such environmental audits, analyses and surveys.

(d) To the Knowledge of the Company, there are no past or present actions, activities, circumstances, conditions, events or incidents that could reasonably form the basis of any Environmental Claim or other claim or action or governmental investigation that could result in the imposition of any liability arising under any Environmental Laws against the Company or its Subsidiary or against any Person or entity whose liability for any Environmental Claim the Company or its Subsidiary has or may have retained or assumed either contractually or by operation of Law.

Section 5.16. Fees and Expenses of Brokers and Others.

Neither Company nor its Subsidiary (i) has had any dealings, negotiations or communications with any broker or other intermediary in connection with the transactions contemplated by this Agreement, (ii) is committed to any liability for any brokers’ or finders’ fees or any similar fees in connection with the transactions contemplated by this Agreement or (iii) has retained any broker or other intermediary to act on its behalf in connection with the transactions contemplated by this Agreement, except in each case that Company has engaged the Company Financial Advisor to represent it in connection with such transactions and shall pay all of the Company Financial Advisor’s fees and expenses in connection with such engagement.

Section 5.17. Proxy Statement.

(a) At the time the Proxy Statement is mailed to the stockholders of the Company for the solicitation of proxies for the Company Stockholder Approval and at all times subsequent to such mailings up to and including the times of such approvals, such Proxy Statement (including

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any supplements thereto), with respect to all information set forth therein relating to the Company, this Agreement, the Merger and all other transactions contemplated hereby that has been furnished in writing by the Company expressly for inclusion therein, will:

(i) comply in all material respects with applicable provisions of the Securities Act, the Exchange Act and the rules and regulations under such Acts, to the extent such Laws, rules and regulations, or any of them are applicable; and

(ii) not contain any statement which, at the time and in light of the circumstances under which it is made, is false or misleading with respect to any material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not false or misleading, or necessary to correct any statement in an earlier communication with respect to the solicitation of a proxy for the same meeting or subject matter which has become false or misleading.

Section 5.18. Material Contracts.

Each of the Contracts required by applicable Law to be filed as an exhibit to the Company’s Securities Law Documents has been so filed, is valid and binding on the Company or its Subsidiary, as the case may be, and, to the Knowledge of the Company, on each counterparty and is in full force and effect, and neither the Company nor its Subsidiary, nor, to the Knowledge of the Company, any other party thereto, is in breach of, or default under, any such Contract, and no event has occurred that with notice or lapse of time or both would constitute such a breach or default thereunder by the Company or its Subsidiary, or, to the Knowledge of the Company, any other party thereto, except for such failures to be valid, binding or in full force and effect and such breaches and defaults that, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect.

Section 5.19. Intellectual Property.

Except for those matters which, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect the Company or its Subsidiary exclusively owns, without restrictions, or is licensed to use, the rights to all patents, trademarks, trade names, service marks, copyrights together with any registrations and applications therefor, Internet domain names, inventories, technology, trade secrets, source codes, know-how, computer software programs or applications including, without limitation, all object and source codes and tangible or intangible proprietary information or material that are used in the business of the Company or its Subsidiary as currently conducted (the “Company Intellectual Property”). Neither the Company nor its Subsidiary is, or as a result of the execution, delivery or performance of the Company’s obligations hereunder will be, in material violation of, or lose any material rights pursuant to, any Company Intellectual Property. All granted and issued patents and all registered trademarks and service marks and all copyrights held by the Company or its Subsidiary are valid, enforceable and subsisting. To the Knowledge of the Company, there has not been and there is not any unauthorized use, infringement or misappropriation of any of the Company Intellectual Property by any third Person, including, without limitation, any employee or former employee.

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Section 5.20. State Takeover Statutes.

The Board of Directors of the Company has approved the Merger and this Agreement and such approval is sufficient to render inapplicable to the Merger, this Agreement and the transactions contemplated hereby the provisions of Article 14 and Article 14.1 of the VSCA. To the Knowledge of the Company, no other state takeover, “moratorium,” “fair price,” “affiliate transaction” or similar statute or regulation under any Law is applicable to this Agreement and the transactions contemplated hereby.

Section 5.21. Vote Required.

The Company Stockholder Consent is the only vote or approval of the holders of any class or series of capital stock of the Company necessary to approve and adopt this Agreement and the transactions contemplated hereby.

Section 5.22. Books and Records.

The stock record books and minute book of the Company and its Subsidiary which have been made available to the Purchaser are complete and correct in all material respects.

Section 5.23. Affiliate Transactions.

Except as disclosed in the Company’s Securities Law Documents, neither the Company nor its Subsidiary is a party to any agreement with any Affiliate or any stockholder of the Company.

ARTICLE VI

COVENANTS

Section 6.1. Conduct of the Business of the Company.

(a) The Company agrees that from the date hereof to the Effective Date it will operate its business substantially as presently operated and only in the ordinary course, and, consistent with such operation, it will use its best efforts to preserve intact its relationships with Persons having business dealings with it. Without limiting the generality of the foregoing, each agrees that it will not, without the prior written consent of the others:

(i) Make any change in its authorized capital stock, or issue or sell any additional shares of, securities convertible into or exchangeable for, or options, warrants or rights to purchase, its capital stock, nor shall it purchase, redeem or otherwise acquire any of its outstanding shares of capital stock;

(ii) Voluntarily make any changes in the composition of its officers, directors or other key management personnel;

(iii) Make any change in the compensation or title of any officer, director or key management employee or make any change in the compensation or title of any other employee;

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(iv) Enter into any bonus, incentive compensation, stock option, deferred compensation, profit sharing, thrift, retirement, pension, group insurance or other benefit plan or any employment, retention, change in control or consulting agreement;

(v) Incur any obligation or liability (whether absolute or contingent, excluding suits instituted against it), make any pledge, or encumber any of its assets, nor dispose of any its assets in any other manner, except in the ordinary course of its business and for adequate value, or as otherwise specifically permitted in this Agreement;

(vi) Knowingly waive any right to substantial value;

(vii) Enter into material transactions otherwise than in the ordinary course of its business;

(viii) Alter, amend or repeal its Articles of Incorporation or Bylaws;

(ix) Propose or take any other action which would make any of its representations or warranties in Article V of this Agreement untrue.

Section 6.2. Appraisal.

The parties agree that as soon as possible, but in any event within 45 days after the date of this Agreement, the parties will obtain appraisals (the “Appraisals”) for all of the Company’s Owned Real Property by disinterested real estate appraisers who shall be members of the Appraisal Institute or appraisers licensed under applicable state Laws and who shall be mutually acceptable to the Purchaser and the Company. Each of the Purchaser and the Company shall have the right, which may not be unreasonably withheld, to approve the appraiser or appraisers who are selected to determine the Appraised Value. The Purchaser and the Company agree that all of the Appraisals shall be made without reference or regard to the terms and conditions of this Agreement. Copies of the Appraisals when complete will be delivered to each of the Purchaser and the Company. The appraiser for each Appraisal shall determine the fair market value of the respective parcel of the Company’s Owned Real Property. The Purchaser’s Financial Advisor and the Company’s Financial Advisor shall calculate the Appraised Value based on the aggregate fair market value determined by the Appraisals for each parcel of the Company’s Owned Real Property, which calculation shall be conclusive.

Section 6.3. Stockholders’ Meeting.

(a) The Company shall, in accordance with applicable Law and the Company’s Articles of Incorporation and Bylaws, duly call, give notice of, convene and hold a special meeting of its stockholders (the “Special Meeting”) as soon as practicable following execution of this Agreement for the purpose of considering and taking action upon this Agreement. The Company shall, through its Board of Directors, recommend to its stockholders adoption of this Agreement and include such recommendation in the Proxy Statement. Notwithstanding anything to the contrary contained in this Agreement, the Company shall be required to hold the Special Meeting unless this Agreement is terminated in accordance with Section 7.1.

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(b) The Purchaser and the Company shall prepare the Proxy Statement as promptly as practicable. The Company shall cause the Proxy Statement to be mailed to its stockholders and shall take all reasonably required action to solicit proxies in favor of the approval and adoption of this Agreement and approval of the Merger.

(c) The Purchaser shall, upon request by the Company, furnish the Company with all information concerning the Purchaser, its Subsidiaries, directors, officers and stockholders and such other matters as may be reasonably necessary or advisable in connection with the Proxy Statement or any other statement, filing, notice or application made by or on behalf of the Company or any of its respective Subsidiaries to any third party and/or any Governmental Entity in connection with the Merger and the transactions contemplated by this Agreement. If at any time prior to the Effective Time, the Purchaser should become aware of any event relating to the Purchaser or any of its Subsidiaries that is required under applicable Law to be disclosed in an amendment or supplement to the Proxy Statement, the Purchaser shall promptly so inform the Company and will furnish to the Company all information relating to such event that is required under applicable Law to be disclosed in an amendment or supplement to the Proxy Statement.

(d) The Purchaser agrees that it will vote, or cause to be voted, all of the Shares then owned by it or any of its other Subsidiaries in favor of the approval of the Merger and this Agreement.

Section 6.4. Filings; Approvals and Consents; Cooperation.

(a) Upon the terms and subject to the conditions set forth in this Agreement, each of the parties agrees to use its commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper, or advisable to consummate and make effective, in the most expeditious manner reasonably practicable, the Merger and the other transactions contemplated by this Agreement, including (i) the obtaining of all necessary actions or nonactions, waivers, consents and approvals from Governmental Authorities and the making of all necessary registrations and filings (including filings with Governmental Authorities) and the taking of all reasonable steps as may be necessary to obtain an approval or waiver from, or to avoid an action or proceeding by, any Governmental Authority, (ii) the obtaining of all necessary consents, approvals or waivers from third parties, (iii) the defending of any lawsuits or other legal proceedings, whether judicial or administrative, investigating or challenging this Agreement or the consummation of any of the transactions contemplated by this Agreement, including seeking to have any stay or temporary restraining order entered by any court or other Governmental Authority vacated or reversed and (iv) the execution and delivery of any additional instruments necessary to consummate the transactions contemplated by, and to fully carry out the purposes of, this Agreement.

(b) The Company and the Purchaser each shall, upon request by the other, furnish the other with all information concerning itself, its Subsidiaries, directors, officers and stockholders and such other matters as may be reasonably necessary or advisable in connection with any statement, filing, notice or application made by or on behalf of the Purchaser, the Company or any of their respective Subsidiaries to any third party and/or any Governmental Authority in connection with the Merger and the transactions contemplated by this Agreement.

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(c) The Company and the Purchaser shall keep the other apprised of the status of matters relating to completion of the transactions contemplated hereby, including promptly furnishing the other with copies of material notices or other material communications received by the Purchaser or the Company, as the case may be, or any of their respective Subsidiaries, from any third party and/or any Governmental Authority with respect to the Merger and the other transactions contemplated by this Agreement.

Section 6.5. Access to Information; Confidentiality Agreements.

Between the date of this Agreement and the Effective Time, the Company shall (i) afford to the Purchaser reasonable access during normal business hours to the Company’s properties, books, Contracts, records (including Tax Returns) and employees (subject to reasonable procedures, including appointment of a management representative to coordinate and supervise such access to such employees), (ii) use reasonable best efforts to cause the Company’s consultants and independent public accountants to provide access to their work papers and such other information as the Purchaser may reasonably request and (iii) furnish promptly to the Purchaser (A) a copy of each report, schedule and other document filed by it pursuant to the requirements of Federal or state securities Laws, (B) each written update provided to its Board of Directors on the financial performance and projections for the Company or any of its Subsidiaries and (C) other information concerning its business and properties as the Purchaser may reasonably request. Until the Effective Time, all such information shall be kept confidential by the Purchaser.

Section 6.6. Anti-takeover Statutes.

If any anti-takeover or similar statue or regulation is or may become applicable to the Merger or the other transactions contemplated by this Agreement, each of the Purchaser and the Company and their respective boards of directors shall grant such approvals and take such actions as are necessary so that such transactions may be consummated as promptly as practicable on the terms contemplated by this Agreement or by the Merger and otherwise act to eliminate or minimize the effects of such statute or regulation on such transactions.

Section 6.7. No Solicitation.

(a) The Company shall not, nor shall it authorize or permit its Subsidiary, any of their respective directors, officers or employees or any investment banker, financial advisor, attorney, accountant or other advisor, agent or representative retained by the Company or its Subsidiary in connection with the Transactions (collectively, “Representatives”) to, directly or indirectly through another Person, (i) solicit, initiate, or knowingly encourage or facilitate, any inquiries or the making of any proposal that constitutes or is reasonably likely to lead to a Takeover Proposal (as defined herein) or (ii) other than solely informing Persons of the provisions contained in this Section 6.7, participate in any discussions or negotiations regarding any Takeover Proposal, or furnish to any Person any information in connection with, or in furtherance, of any Takeover Proposal. The Company shall, and shall cause its Subsidiary and instruct its Representatives to, immediately cease and cause to be terminated all existing discussions or negotiations with any Person previously conducted with respect to any Takeover Proposal. Notwithstanding the foregoing, at any time prior to obtaining the Company Stockholder Approval, in response to an

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unsolicited bona fide written Takeover Proposal made after the date hereof that the Company’s Board of Directors determines in good faith (after receiving the advice of a recognized financial advisor with experience in bank and banking property transactions) constitutes or is reasonably likely to result in a Superior Proposal (as defined herein), the Company may, if the Company’s Board of Directors determines in good faith (after receiving the advice of its outside counsel) that there is a reasonable probability that failure to take such action would be inconsistent with its fiduciary duties to the stockholders of the Company under applicable Law, and after giving the Purchaser prompt written notice of such determination, (A) furnish information with respect to the Company and its Subsidiaries to the Person making such Takeover Proposal (and its Representatives) pursuant to a confidentiality agreement not less restrictive on such Person than the Mutual Non-Disclosure Agreement, effective as of November 28, 2007, between the Purchaser and the Company (as it may be amended from time to time, the “Confidentiality Agreement”), provided that all such information (to the extent that such written information that has not been previously provided or made available to the Purchaser) is provided or made available to the Purchaser, as the case may be, prior to or substantially concurrent with the time it is provided or made available to such Person, as the case may be, and (B) participate in discussions or negotiations with the Person making such Takeover Proposal (and its Representatives) regarding such Takeover Proposal.

(b) Except as expressly permitted by this Section 6.7(b), the Board of Directors of the Company shall not (i)(A) withdraw or modify, in a manner adverse to the Purchaser, the recommendation by such Board of Directors that stockholders of the Company approve this Agreement (the “Company Board Recommendation”) or (B) publicly recommend to the stockholders of the Company a Takeover Proposal (any action described in this clause (i) being referred to as a “Company Adverse Recommendation Change”) (it being understood and agreed that any “stop, look and listen” communication by the Board of Directors to the stockholders of the Company pursuant to Rule 14d-9(f) under the Exchange Act, or any similar communication to the stockholders shall not constitute a Company Adverse Recommendation Change) or (ii) authorize the Company or any of its Subsidiaries to enter into any merger, acquisition or similar agreement with respect to any Takeover Proposal (other than a confidentiality agreement) (each, a “Company Acquisition Agreement”). Notwithstanding the foregoing, at any time prior to obtaining the Company Stockholder Approval, in response to a Superior Proposal, the Board of Directors of the Company may, if it determines in good faith (after receiving the advice of its outside counsel) that there is a reasonable probability that failure to take such action would be inconsistent with its fiduciary duties to the stockholders of the Company under applicable Law, withdraw or modify the Company Board Recommendation, recommend such Superior Proposal and/or terminate this Agreement (and concurrently with or after such termination, if it so chooses, cause the Company to enter into any Company Acquisition Agreement with respect to any Superior Proposal), but only after the third business day following the Purchaser’s receipt of written notice from the Company (an “Alternative Transaction Notice”) containing a description of the material terms of such Superior Proposal, and provided that the Board of Directors of the Company continues to believe, following such third business day that such Takeover Proposal still constitutes a Superior Proposal after taking into account any changes to the terms of this Agreement proposed by the Purchaser in response to an Alternative Transaction Notice.

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(c) For purposes of this Agreement:

“Takeover Proposal” means any inquiry, proposal or offer from any Person (other than the Purchaser and its Subsidiaries) relating to any (A) acquisition of assets of the Company and its Subsidiaries (including securities of Subsidiaries of the Company, but excluding sales of assets in the ordinary course of business) equal to 20% or more of the Company’s consolidated assets or to which 20% or more of the Company’s revenues or earnings on a consolidated basis are attributable, (B) acquisition of 20% or more of the outstanding Company Common Stock, (C) tender offer or exchange offer that if consummated would result in any Person beneficially owning 20% or more of the outstanding Company Common Stock or (D) merger, consolidation, share exchange, business combination, recapitalization, liquidation, dissolution or similar transaction involving the Company; in each case, other than the Transactions.

“Superior Proposal” means a proposal or offer to acquire, directly or indirectly, for consideration consisting of cash and/or securities, more than 50% of the issued and outstanding Company Common Stock, or all or substantially all of the assets of the Company and its Subsidiaries on a consolidated basis, made by a third party, and which is otherwise on terms and conditions which the Board of Directors of the Company determines in its good faith and reasonable judgment (after consultation with a recognized financial advisor with experience in bank and banking property transactions and in light of all relevant circumstances, including all the terms and conditions of such proposal and this Agreement) to be more favorable to the Company’s stockholders than the Merger and the other Transactions.

(d) Nothing in this Section 6.7 shall prohibit the Board of Directors of the Company from taking and disclosing to the Company’s stockholders a position contemplated by Rule 14e-2(a), Rule 14d-9 or Item 1012(a) of Regulation M-A promulgated under the Exchange Act, or other applicable Law, if such Board determines, after consultation with outside counsel, that failure to so disclose such position could constitute a violation of applicable Law. In addition, it is understood and agreed that, for purposes of this Agreement, a factually accurate public statement by the Company that describes the Company’s receipt of a Takeover Proposal and the operation of this Agreement with respect thereto shall not be deemed a withdrawal or modification, or proposal by the Board of Directors of the Company to withdraw or modify, the Company Board Recommendation, or an approval or recommendation with respect to such Takeover Proposal.

Section 6.8. Tax-Free Reorganization.

(a) This Agreement is a “plan of reorganization” within the meaning of Section 1.368-2(g) of the Treasury regulations promulgated under the Code. From and after the date of this Agreement and until the Effective Time, each party hereto shall use all commercially reasonable efforts to cause the Merger to qualify as a reorganization under the provisions of Section 368(a) of the Code. Following the Effective Time, neither the Purchaser nor the Company or any of their affiliates shall knowingly take any action that could cause the Merger to fail to qualify as a reorganization under Section 368(a) of the Code.

(b) Officers of the Company shall execute and deliver to Troutman Sanders LLP, at the time the Proxy Statement or any amendment thereto is distributed and on or about the Closing Date, certificates substantially in compliance with IRS published advance ruling guidelines, with customary exceptions and modifications thereto, to enable such firms to deliver

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any Tax opinion with respect to the qualification of the Merger as a reorganization within the meaning of Section 368(a) of the Code. The Company does not know of any reason why the Company will not be able to deliver such certificates.

(c) Officers of Purchaser shall execute and deliver to each of Company’s and Purchaser’s counsel at the time the Proxy Statement or any amendment thereto is distributed and on or about the Closing Date, certificates substantially in compliance with IRS published advance ruling guidelines, with customary exceptions and modifications thereto, to enable Troutman Sanders LLP to deliver any Tax opinion with respect to the qualification of the Merger as a reorganization within the meaning of Section 368(a) of the Code. The Purchaser does not know of any reason why Purchaser will not be able to deliver such certificates.

Section 6.9. Restructuring.

The parties agree that the transactions contemplated by this Agreement may be restructured as necessary in order for the Purchaser to comply with any applicable rules or regulations of any Governmental Authority, including without limitation, any banking or corporate requirements; provided that any such restructuring will not alter in any way the Merger Consideration to be issued in the Merger.

ARTICLE VII

CONDITIONS PRECEDENT TO CONSUMMATION OF THE MERGER

Section 7.1. Conditions Precedent to Each Party’s Obligation to Effect the Merger.

The respective obligations of each party hereto to consummate the Merger shall be subject to the satisfaction (or waiver, if permissible under applicable Law) at or prior to the Effective Time of the following conditions precedent:

(a) Stockholder Approval. The Company Stockholder Approval shall have been obtained.

(b) No Injunction or Restraint. No Law, injunction, judgment or ruling enacted, promulgated, issued, entered, amended or enforced by any Governmental Authority (collectively, “Restraints”) shall be in effect enjoining, restraining, preventing or prohibiting consummation of the Merger or making the consummation of the Merger illegal.

(c) Tax Opinion. The Purchaser and the Company shall have received a written opinion of Troutman Sanders LLP, special counsel to the Purchaser, dated as of the Effective Time, in form and substance reasonably satisfactory to the Purchaser and the Company, substantially to the effect that, on the basis of the facts, representations and assumptions set forth in such opinion, all of which are consistent with the state of facts existing as of the Effective Time, to the effect that (A) the Merger will qualify as a reorganization within the meaning of Section 368 of the Code and (B) the Company and the Purchaser will each be a “party to the reorganization” within the meaning of Section 368 of the Code. In rendering such opinion, Troutman Sanders LLP may require and rely upon representations and covenants including those contained in certificates of officers of the Purchaser and the Company. The issuance of such Tax opinion shall be conditioned upon receipt by Troutman Sanders LLP of representation letters from each of the Purchaser and the Company reasonably satisfactory in form and substance to Troutman Sanders LLP.

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Section 7.2. Conditions Precedent to the Purchaser’s Obligation to Effect the Merger.

The obligations of the Purchaser to consummate the Merger shall be further subject to the satisfaction (or waiver, if permissible under applicable Law) at or prior to the Effective Time of the following conditions precedent:

(a) Representations and Warranties of the Company. The representations and warranties made by the Company in Article V hereof shall be true and correct (i) in all respects at and as of the Effective Time (as to representations and warranties qualified or limited by the term “Material Adverse Effect,” the word “material” and phrases of like import), and (ii) in all material respects at and as of the Effective Time (as to representations and warranties not qualified or limited by the term “Material Adverse Effect,” the word “material” and phrases of like import), in each case with the same force and effect as though made at and as of the Effective Time (except to the extent they relate to a specific date).

(b) Obligations and Covenants of the Company. The Company shall have performed and complied with, in all material respects, all obligations and covenants to be performed or complied with by it under this Agreement on or before the Effective Time.

(c) No Material Adverse Change. During the period from the date of this Agreement to the Closing Date, there shall not have occurred any Material Adverse Effect that continues to exist on the Closing Date and as of the Effective Time.

(d) Officers’ Certificate. The Purchaser shall have received at the Effective Time a certificate of the Chief Executive Officer and Chief Financial Officer of the Company certifying fulfillment of the conditions set forth in Sections 7.2(a), (b) and (c) hereof.

(e) No Pending Governmental Authority Action. No Governmental Authority shall have instituted an action or proceeding that remains pending seeking to enjoin, restrain, prevent or prohibit consummation of the Merger.

(f) Reasonable Documentation. All proceedings, corporate or other, to be taken by the Company in connection with the transactions contemplated by this Agreement, and all documents incident thereto, shall be reasonably satisfactory in form and substance to the Purchaser and Merger Subsidiary and counsel for the Purchaser and Merger Subsidiary, and the Company shall have made available to the Purchaser and Merger Subsidiary for examination the originals or true and correct copies of all documents that the Purchaser and Merger Subsidiary may reasonably request in connection with the transactions contemplated by this Agreement.

Section 7.3. Conditions Precedent to the Company’s Obligation to Effect the Merger.

The obligations of the Company to consummate the Merger shall be further subject to the satisfaction (or waiver, if permissible under applicable Law) at or prior to the Effective Time of the following conditions precedent:

(a) Representations and Warranties of the Purchaser. The representations and warranties made by the Purchaser in Article IV hereof shall be true and correct (i) in all respects at and as of the Effective Time (as to representations and warranties qualified or limited by the term “material adverse effect,” the word “material” and phrases of like import), and (ii) in all material respects at and as of the Effective Time (as to representations and warranties not qualified or limited by the term “material adverse effect,” the word “material” and phrases of like import), in each case with the same force and effect as though made at and as of the Effective Time (except to the extent they relate to a specific date).

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(b) Obligations and Covenants of the Purchaser. The Purchaser shall have performed and complied with, in all material respects, all obligations and covenants to be performed or complied with by it under this Agreement on or before the Effective Time.

(c) Officers’ Certificate. The Company shall have received at the Effective Time a certificate of the Chief Executive Officer and Chief Financial Officer of the Purchaser certifying fulfillment of the conditions set forth in Sections 7.3(a) and (b) hereof.

ARTICLE VIII

TERMINATION

Section 8.1. Termination.

This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Effective Time, whether before or after receipt of the Company Stockholder Approval:

(a) by mutual written consent of the Company and the Purchaser duly authorized by each of their respective Boards of Directors; or

(b) by the Company or the Purchaser:

(i) if the Merger shall not have been consummated on or before June 30, 2008 (the “Walk-Away Date”); provided, however, that the right to terminate this Agreement under this Section 8.1(b)(i) shall not be available to a party if the failure of the Merger to have been consummated on or before the Walk-Away Date was primarily due to the failure of such party to perform any of its obligations under this Agreement; and provided, further, that the right to terminate this Agreement under this Section 8.1(b)(i) shall not be available to the Company if a vote on the adoption and approval of this Agreement and the Merger shall not yet have occurred at a duly convened Special Meeting;

(ii) if the Company Stockholder Approval shall not have been obtained at the Special Meeting duly convened therefor or at any adjournment or postponement thereof;

(c) by the Company:

(i) if the Purchaser shall have breached or failed to perform any of its representations, warranties, covenants or agreements set forth in this Agreement, which breach or failure to perform (x) would give rise to the failure of a condition set forth in Section 7.3(a) or (b) and (y) cannot be cured by the Purchaser by the Walk-Away Date or, if curable, is not cured within 30 days after the Purchaser receives written notice from the Company of such breach;

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(ii) if pursuant to Section 6.7(b) the Board of Directors of the Company withdraws, modifies or changes its recommendation that the stockholders of the Company approve this Agreement in a manner adverse to the Purchaser and its stockholders;

(d) by the Purchaser:

(i) if the Company shall have breached or failed to perform any of its representations, warranties, covenants or agreements set forth in this Agreement, which breach or failure to perform (x) would give rise to the failure of a condition set forth in Section 7.2 and (y) cannot be cured by the Company by the Walk-Away Date or, if curable, is not cured within 30 days after the Company receives written notice from the Purchaser of such breach;

(ii) if the Board of Directors of the Company withdraws, modifies or changes its recommendation that the stockholders of the Company approve this Agreement in a manner adverse to the Purchaser and its stockholders, unless such withdrawal, modification or change is as a result of a breach by the Purchaser that would entitle the Company to terminate this Agreement or as a result of a Material Adverse Effect on the Purchaser; or

(iii) if the Appraised Value is less than 97% of the aggregate of the sum of the tax assessed values of the Owned Real Property as of December 31, 2007.

Section 8.2. Rights on Termination.

In the event of termination and abandonment of the Merger by any party pursuant to Section 8.1 hereof, written notice thereof shall forthwith be given to the other party or parties, specifying the provisions hereof pursuant to which such termination is made, and this Agreement shall terminate and the Merger and the other transactions contemplated hereby shall be abandoned, without further action by any of the parties hereto. If this Agreement is terminated and the transactions contemplated hereby are not consummated pursuant to Section 8.1 of this Agreement, this Agreement shall become void and of no further force and effect, except (i) for the provisions of Section 8.2, Section 8.4 and Article IX, and (ii) that no such termination shall relieve any party of liability for any fraud or any willful breach of this Agreement.

Section 8.3. Termination Fees.

(a) In the event that this Agreement is terminated by the Company pursuant to Section 8.1(c)(ii), then the Company shall pay by wire transfer of same-day funds to the Purchaser a termination fee of $500,000 (the “Termination Fee”). The Purchaser’s acceptance of the Termination Fee shall constitute conclusive evidence that this Agreement has been validly terminated.

(b) In the event that the Purchaser shall terminate this Agreement pursuant to Section 8.1(d)(ii), and a definitive agreement is entered into by the Company with respect to the Takeover Proposal that gave rise to the Company Adverse Recommendation Change within six months after such termination of this Agreement, then the Company shall, on the date such

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Takeover Proposal is consummated, pay by wire transfer of same-day funds to the Purchaser an amount equal to the Termination Fee; provided, however, that for the purpose of this Section 8.3(b), all references in the definition of Takeover Proposal to “20%” shall instead be deemed to refer to “a majority.”

(c) In the event that (i)(A) the Purchaser validly terminates this Agreement pursuant to Section 8.1(d)(i) due to a willful breach by the Company of any covenant or agreement contained in this Agreement or pursuant to Section 8.1(b)(i) or (B) either the Purchaser or the Company terminates this Agreement pursuant to Section 8.1(b)(ii), (ii) prior to the time of such termination a bona fide Takeover Proposal has been publicly made or otherwise made known to the Company’s stockholders and not withdrawn or rejected by the Company’s Board of Directors prior to such termination, and (iii) a definitive agreement is entered into by the Company with respect to such Takeover Proposal within six months after such termination of this Agreement, the Company shall, on the date such Takeover Proposal is consummated, pay by wire transfer of same-day funds the Termination Fee to the Purchaser; provided, however, that for the purpose of this Section 8.3, all references in the definition of Takeover Proposal to “20%” shall instead be deemed to refer to “a majority.”

(d) The Company acknowledges that the agreements contained in this Section 8.3 are an integral part of the Transactions. In the event that the Company shall fail to pay the Termination Fee when due, the Company shall reimburse the Purchaser for all reasonable costs and expenses actually incurred or accrued by the Purchaser (including reasonable fees and expenses of counsel) in connection with the Purchaser’s enforcement of this Section 8.3.

Section 8.4. Remedies.

Except as otherwise provided in this Agreement, any and all remedies expressly conferred upon a party to this Agreement shall be cumulative with, and not exclusive of, any other remedy contained in this Agreement, at Law or in equity. The exercise by a party to this Agreement of any one remedy shall not preclude the exercise by it of any other remedy.

ARTICLE IX

MISCELLANEOUS

Section 9.1. Survival of Representations and Warranties.

The representations, warranties and agreements in this Agreement shall terminate at the Effective Time or, except as otherwise provided in Section 8.2, upon the termination of this Agreement pursuant to Section 7.1, as the case may be, except that the agreements set forth in Article III and Section 6.4 and any other agreement in this Agreement which contemplates performance after the Effective Time shall survive the Effective Time indefinitely and those set forth in Sections 8.2 and 8.4 and this Article IX shall survive termination indefinitely.

Section 9.2. Amendment.

At any time prior to the Effective Time, this Agreement may be amended or supplemented in any and all respects, whether before or after receipt of the Company Stockholder Approval, by written agreement of the parties hereto, by action taken or authorized

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by their respective Boards of Directors; provided, however, that following receipt of the Company Stockholder Approval, there shall be no amendment or change to the provisions hereof which by Law would require further approval by the stockholders of the Company without such approval.

Section 9.3. Extension; Waiver.

At any time prior to the Effective Time, any party may, subject to applicable Law, (i) extend the time for the performance of any of the obligations or other acts of the other party hereto, (ii) waive any inaccuracies in the representations and warranties contained herein or in any document, certificate or writing delivered pursuant hereto by the other party hereto or (iii) waive compliance with any of the agreements or conditions contained herein by the other party hereto. Notwithstanding the foregoing, no failure or delay by the Company or the Purchaser in exercising any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right hereunder. Any agreement on the part of any party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party.

Section 9.4. Entire Agreement; Assignment.

This Agreement (i) constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, between the parties or any of them with respect to the subject matter hereof and (ii) shall not be assigned by operation of Law or otherwise.

Section 9.5. Notices.

All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in Person, by cable, telecopy, telegram or telex, by nationally recognized overnight delivery service, or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties as follows:

if to the Purchaser :

1300 Kings Mountain Road

Martinsville, Virginia 24112

Attention: Phyllis Q. Karavatakis

Telephone: (276) 656-1776

Telecopy: (276) 656-6766

with a copy to:

Jacob A. Lutz, III, Esquire

Troutman Sanders LLP

1001 Haxall Point

Richmond, Virginia 23219

Telephone: (804) 697-1200

Telecopy: (804) 697-1339

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if to the Company:

1300 Kings Mountain Road

Martinsville, Virginia 24112

Attention: Worth Harris Carter, Jr.

Telephone: (276) 656-1776

Telecopy: (276) 656-6766

with a copy to:

John L. Gregory, III, Esquire

Young, Haskins, Mann, Gregory,

McGarry & Wall P.C.

400 Starling Avenue

P.O. Box 72

Martinsville, Virginia 24114-0072

Telephone: (276) 638-2367

Telecopy: (276) 638-1214

or to such other address as the Person to whom notice is given may have previously furnished to the others in writing in the manner set forth above.

Section 9.6. Governing Law; Consent to Jurisdiction; Waiver of Jury Trial.

(a) This Agreement shall be governed by and construed in accordance with the Laws of the Commonwealth of Virginia regardless of the Laws that might otherwise govern under applicable principles of conflicts of Laws thereof. Each of the parties hereto (i) consents to submit itself to the personal jurisdiction of any federal court located in the Western District of the Commonwealth of Virginia or any Virginia state court sitting in Henry County, Virginia in the event any dispute arises out of this Agreement or any of the transactions contemplated by this Agreement, and, in connection with any such matter, to service of process by notice as otherwise provided herein, (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and (iii) agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than a federal court sitting in the Commonwealth of Virginia or a Virginia state court.

(b) Each of the parties hereto irrevocably waives any and all rights to trial by jury in any legal proceeding arising out of or related to this Agreement.

Section 9.7. Descriptive Headings.

The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

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Section 9.8. Parties in Interest.

This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement.

Section 9.9. Counterparts.

This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

Section 9.10. Specific Performance.

The parties hereto agree that irreparable damage would occur in the event any of the provisions of this Agreement were not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at Law or equity.

Section 9.11. Fees and Expenses.

The costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses, whether or not the Merger is consummated.

Section 9.12. Severability.

If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to either party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner, to the end that the transactions contemplated hereby are fulfilled to the extent possible.

Section 9.13. Joint Participation.

The parties hereto have participated jointly in the negotiation and drafting of this Agreement and, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as jointly drafted by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed on its behalf by its officer thereunto duly authorized, all as of the day and year first above written.

CARTER BANK & TRUST

By:	/s/ Phyllis Q. Karavatakis
Phyllis Q. Karavatakis
Senior Vice President and Cashier

BANK BUILDING CORPORATION

By:	/s/ Worth Harris Carter, Jr.
Worth Harris Carter, Jr.
Chairman of the Board and President

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Exhibit A

PLAN OF MERGER

merging

BANK BUILDING CORPORATION,

a Virginia corporation

with and into

CARTER BANK & TRUST,

a Virginia corporation

1. Merger. Bank Building Corporation, a Virginia corporation (the “Company”), shall, upon the effective time and date set forth in the Articles of Merger (the “Articles of Merger”) to be filed with the State Corporation Commission (the “SCC”) of the Commonwealth of Virginia (such time being referred to herein as the “Effective Time”), be merged (the “Merger”) with and into Carter Bank & Trust, a Virginia corporation (the “Purchaser”). As a result of the Merger, the separate corporate existence of the Company shall cease and the Purchaser shall continue as the surviving corporation following the Merger (the “Surviving Corporation”). The corporate existence of the Purchaser, with all its rights, privileges, immunities, powers and franchises, shall continue unaffected and unimpaired by the Merger.

2. Effects of the Merger. At the Effective Time, the Merger shall have the effects set forth in Section 13.1-721 of the Virginia Stock Corporation Act (the “VSCA”). Without limiting the generality of the foregoing, and subject thereto, at the Effective Time all the rights, privileges, immunities, powers and franchises of the Purchaser and the Company shall vest in the Surviving Corporation, and all debts, liabilities, obligations, restrictions, disabilities and duties of the Purchaser and the Company shall become the debts, liabilities, obligations, restrictions, disabilities and duties of the Surviving Corporation.

3. Articles of Incorporation. At the Effective Time, the Articles of Incorporation of the Purchaser in effect immediately prior to the Effective Time shall continue and shall be the articles of incorporation of the Surviving Corporation, until the same shall thereafter be altered, amended or repealed in accordance with the VSCA or the articles of incorporation of the Surviving Corporation.

4. Bylaws. At the Effective Time, the Bylaws of the Purchaser in effect immediately prior to the Effective Time shall continue and shall be the Bylaws of the Surviving Corporation, until the same shall thereafter be altered, amended or repealed in accordance with the VSCA, the articles of incorporation of the Surviving Corporation or the bylaws of the Surviving Corporation.

5. Board of Directors. The directors of the Purchaser immediately prior to the Effective Time shall be the directors of the Surviving Corporation until their respective successors are duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the articles of incorporation and bylaws of the Surviving Corporation.

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6. Officers. The officers of Purchaser immediately prior to the Effective Time shall be the officers of the Surviving Corporation until their respective successors are duly appointed and qualified or until their earlier death, resignation or removal in accordance with the articles of incorporation and bylaws of the Surviving Corporation.

7. Manner and Basis of Converting Shares of Purchaser Common Stock. At the Effective Time, by virtue of the Merger and without any action on the part of the Purchaser, the Company or the holder of any Shares or the holder of any capital stock of the Purchaser:

(a) Capital Stock of the Company. Each Share of the capital stock of the Company issued and outstanding immediately prior to the Effective Time shall be converted into and become that number of validly issued, fully paid and nonassessable shares of common stock, par value $1.00 per share, of the Surviving Corporation, equal to the greater of (i) 2.255 or (ii) the number that is derived by taking the Appraised Value plus Other Assets less Total Liabilities less two-thirds of the Deferred Tax Amount and dividing the resulting number by 398,244 and then dividing the per share result by $9.25 (the “Merger Consideration”).

(b) Cancellation of Shares. Each Share of Company Common Stock and all other shares of capital stock of the Company that are owned, directly or indirectly, by the Company or any wholly owned Subsidiary of the Company (except for Shares owned on behalf of third parties) and all Shares of Company Common Stock and all other shares of capital stock of the Company that are owned, directly or indirectly, by the Purchaser or any other wholly owned Subsidiary of the Purchaser (except for Shares owned on behalf of third parties) shall be automatically canceled and retired and shall cease to exist and no consideration shall be delivered or deliverable in exchange therefor.

(c) Capital Stock of the Purchaser. Each share of the capital stock of the Purchaser issued and outstanding immediately prior to the Effective Time shall remain a validly issued, fully paid and nonassessable share of common stock of the Surviving Corporation.

(d) All Shares of Company Common Stock, when converted as provided in Section 7(a), no longer shall be outstanding and automatically shall be canceled and retired and shall cease to exist, and each Certificate previously evidencing such Shares shall thereafter represent only the right to receive the Merger Consideration and shall be deemed for all purposes to evidence ownership of and to represent the number of shares of Surviving Corporation Common Stock into which such Shares shall have been converted.

(e) The holders of Certificates previously evidencing Shares outstanding immediately prior to the Effective Time shall cease to have any rights with respect to Company Common Stock except as otherwise provided herein or by Law and, upon the surrender of Certificates in accordance with the provisions of Section 8, such Certificates shall represent only the right to receive the Merger Consideration to be exchanged in consideration therefore and shall be deemed for all purposes to evidence ownership of and to represent the number of shares of Purchaser Common Stock into which such Shares shall have been converted.

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(f) Fractional Shares. No certificates or scrip representing fractional shares of the Purchaser Common Stock shall be issued, and no holder of shares of Company Common Stock shall be entitled to any voting rights, rights to receive any dividends or distributions or other rights as a stockholder of the Purchaser that would otherwise be issued as fractional shares to such stockholder. In lieu of any fractional shares of stock that would otherwise be issued, each stockholder that would have been entitled to receive a fractional share of the Purchaser Common Stock shall, upon proper surrender of such person’s Certificates, receive a cash payment equal to such fraction multiplied by $9.25.

8. Notices to Stockholders; Payment for Shares.

(a) Notices to Stockholders. As promptly as practicable after the Effective Time, the Surviving Corporation shall, or shall cause the Transfer Agent to, mail to each holder of record of Common Stock prior to the Effective Time (i) a letter of transmittal specifying that delivery shall be effected, and risk of loss of the Certificates shall pass, only upon proper delivery of the Certificates to the Transfer Agent, and which letter shall be in customary form and have such other provisions as the Purchaser may reasonably specify (the “Letter of Transmittal”), and (ii) instructions for effecting the surrender of such Certificates for exchange.

(b) Exchange. Upon surrender of a Certificate for cancellation to the Transfer Agent together with such letter of transmittal, duly completed and validly executed in accordance with the instructions (and such other customary documents as may reasonably be required by the Transfer Agent) the holder of such Certificate shall be entitled to receive in respect thereof the Merger Consideration, and the Certificate so surrendered shall forthwith be canceled.

(c) Lost, Stolen or Destroyed Certificates. In the event any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if required by the Purchaser, the posting by such Person of a bond, in such reasonable amount as the Purchaser may direct, as indemnity against any claim that may be made against it with respect to such Certificate, the Transfer Agent will pay, in exchange for such lost, stolen, or destroyed Certificate, the Merger Consideration pursuant to this Section 8.

(d) Withholding. Each of the Transfer Agent and the Purchaser will be entitled to deduct and withhold from the Merger Consideration otherwise payable pursuant to this Agreement to any holder of shares of Company Common Stock such amounts as it is required to deduct and withhold with respect to the making of such payment under the Code, or any other applicable state, local or foreign Law related to Taxes. To the extent that amounts are so withheld by the Transfer Agent or Purchaser, as the case may be, such withheld amounts (i) will be remitted by the Transfer Agent or the Purchaser, as the case may be, to the applicable Governmental Authority, and (ii) will be treated for all purposes of this Agreement as having been paid to the holder of the shares of Company Common Stock in respect of which such deduction and withholding was made by the Purchaser.

9. Stock Transfer Books. At the Effective Time, the stock transfer books of the Company shall be closed and there shall be no further registration of transfers of Shares of Company Common Stock thereafter on the records of the Surviving Corporation.

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10. Appraisal Rights. Notwithstanding any other provision of this Plan of Merger to the contrary, each Share of Company Common Stock issued and outstanding immediately prior to the Effective Time that is held by stockholders who shall have not voted in favor of the Merger or consented thereto in writing and who shall have demanded properly in writing appraisal for such Shares in accordance with Section 13.1-730 of the VSCA (collectively, the “Dissenting Shares”) shall not be converted into or represent the right to receive the Merger Consideration. Such Shares instead shall, from and after the Effective Time, be canceled and shall cease to exist and shall represent only the right to receive payment of the appraised value of such Shares of Company Common Stock held by them in accordance with the provisions of such Section 13.1-730 (less any amounts as are required to be deducted and withheld with respect to the making of such payment under the Code, or any provision of any other Tax Law), except that all Dissenting Shares held by stockholders who shall have failed to perfect or who effectively shall have withdrawn or lost their rights to appraisal of such Shares of Company Common Stock under such Section 13.1-730 shall thereupon be deemed to have been converted into and to have become exchangeable, as of the Effective Time, for the right to receive, without any interest thereon, the Merger Consideration upon surrender, in the manner provided in this Plan of Merger, of the Certificate or Certificates that, immediately prior to the Effective Time, evidenced such Shares of Company Common Stock.

11. Amendment. At any time prior to the Effective Time, this Plan of Merger may be amended or supplemented in any and all respects, whether before or after receipt of the Company Stockholder Approval, by written agreement of the parties hereto, by action taken or authorized by Boards of Directors of the Company or the Purchaser; provided, however, that following receipt of the Company Stockholder Approval, there shall be no amendment or change to the provisions hereof which by Law would require further approval by the stockholders of the Company without such approval.

12. Defined Terms. As used in this Plan of Merger, the following terms shall have the meanings set forth below:

(a) “Appraised Value” shall mean 97% of the fair market value of the Owned Real Property of the Company as determined by certified appraisals by disinterested real estate appraisers who shall be members of the Appraisal Institute or appraisers licensed under applicable state Laws.

(b) “Certificates” shall mean the certificate or certificates which, immediately prior to the Effective Time, represented outstanding shares of Company Common Stock.

(c) “Code” shall mean, as appropriate, the Internal Revenue Code of 1986, as amended and the rules and regulations promulgated thereunder.

(d) “Company Common Stock” shall mean the common stock, no par value per share, of the Company.

(e) “Company Stockholder Approval” shall mean the affirmative vote (in person or by proxy) of the holders of at least 66 2/3% of the outstanding shares of Company Common Stock at the Special Meeting, or any adjournment or postponement thereof, in favor of the adoption of this Agreement.

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(f) “Deferred Tax Amount” shall mean 35% of the amount by which the Appraised Value exceeds the Tax basis of the Owned Real Property of the Company as of December 31, 2007.

(g) “GAAP” shall mean generally accepted accounting principles as in effect in the United States of America at the time of the preparation of the subject financial statement.

(h) “Governmental Authority” shall mean any federal, state, provincial, municipal or other governmental department, commission, board, bureau, agency or instrumentality, or any court, in each case whether of the United States, any of its possessions or territories, or of any foreign nation.

(i) “Law” shall mean any federal, state, foreign, supranational, provincial, local or other law or treaty or governmental requirement of any kind, and the rules, regulations and orders promulgated thereunder.

(j) “Other Assets” shall mean the book value calculated in accordance with GAAP as of December 31, 2007 of all of the assets of the Company except for the Owned Real Property of the Company.

(k) “Owned Real Property” shall mean all real property owned by the Company or its Subsidiary.

(l) “Person” shall mean an individual, corporation, partnership, joint venture, association, trust, unincorporated organization or other entity.

(m) “Purchaser Common Stock” shall mean the common stock, $1.00 par value per share, of the Purchaser.

(n) “Shares” shall mean shares of Company Common Stock.

(o) “Special Meeting” shall mean a special meeting of the stockholders of the Company, duly called, noticed, convened and held, in accordance with applicable Law and the Company’s Articles of Incorporation and Bylaws, for the purpose of considering and taking action upon the Merger.

(p) “Subsidiary” shall mean, with respect to any Person, any corporation, limited liability company, partnership, association, or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers, or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof or (ii) if a limited liability company, partnership, association, or other business entity (other than a corporation), a majority of the partnership or other similar ownership interests thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more Subsidiaries of that Person or a combination

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thereof and for this purpose, a Person or Persons owns a majority ownership interest in such a business entity (other than a corporation) if such Person or Persons shall be allocated a majority of such business entity’s gains or losses or shall be or control any managing director or general partner of such business entity (other than a corporation). The term “Subsidiary” shall include all Subsidiaries of such Subsidiary (collectively, “Subsidiaries”).

(q) “Tax Returns” shall mean any report, return, information statement, payee statement or other information required to be provided to any federal, state, local or foreign Governmental Authority, or otherwise retained, with respect to Taxes.

(r) “Taxes” shall mean any and all taxes, levies, imposts, duties, assessments, charges and withholdings imposed or required to be collected by or paid over to any federal, state, local or foreign Governmental Authority or any political subdivision thereof, including, without limitation, income, gross receipts, ad valorem, value added, minimum tax, franchise, sales, use, excise, license, real or personal property, unemployment, disability, stock transfer, mortgage recording, estimated, withholding or other tax, governmental fee or other like assessment or charge of any kind whatsoever, whether disputed or not, together with any interest, penalties, fines, assessments or additions to tax imposed in respect of the foregoing, or in respect of any failure to comply with any requirement regarding Tax Returns and including any obligation to indemnify or otherwise assume or succeed to the tax liability of any other Person.

(s) “Total Liabilities” shall mean the carrying amount of all of the liabilities of the Company as calculated in accordance with GAAP as of December 31, 2007.

(t) “Transfer Agent” shall mean the Purchaser.

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ANNEX B

January 8, 2008

Private and Confidential

Mr. Worth Harris Carter, Jr.

Chairman of the Board and President

Bank Building Corporation

1300 Kings Mountain Road

Martinsville, Virginia 24112

Members of the Board:

You have requested our opinion as investment bankers as to the fairness, from a financial point of view, to the shareholders of Bank Building Corporation (“BBC”) of the Merger Consideration (as defined below) per share to be received by the BBC shareholders in the proposed merger (the “Merger”) of BBC with and into Carter Bank & Trust (“CB&T”) pursuant to the Agreement and Plan of Merger dated January 4, 2008 (the “Agreement”). As is more specifically set forth in the Agreement, upon consummation of the Merger, each share of the capital stock of BBC will be converted into that number of shares of CB&T common stock, par value $1.00 per share, equal to the greater of (i) 2.255 or (ii) the number that is derived by taking the Appraised Value plus Other Assets less Total Liabilities less two-thirds of the Deferred Tax Amount and dividing the resulting number by 398,244 and then dividing the per share result by $9.25 (the “Merger Consideration”), as such terms are defined in the Agreement.

Davenport & Company LLC, as part of its investment banking business is regularly engaged in the valuation of businesses and securities in connection with mergers, acquisitions, underwritings, sales and distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes. Davenport was selected by BBC’s Board of Directors to act as its financial advisor because of Davenport’s expertise in valuing and advising financial institutions and other businesses in merger and acquisition transactions and because Davenport was familiar with CB&T and BBC and their respective businesses. Davenport has acted as financial advisor to BBC in connection with the Transaction and will receive a fee for its services, a portion of which is payable in connection with rendering this opinion and a portion of which is payable upon consummation of the Merger. Davenport will not receive any other significant payment or compensation contingent upon the successful completion of the Merger. BBC has also agreed to reimburse our expenses and indemnify us against certain liabilities arising out of our engagement. In the past two years, Davenport has had no material relationship with BBC unrelated to the Merger. However, in the past two years, Davenport has provided financial advisory services to the predecessors of CB&T unrelated to the Merger, for which Davenport received compensation. In the ordinary course of its business as a broker-dealer, Davenport may, from time to time, purchase securities from, and sell securities to, CB&T.

In arriving at our opinion, we have, among other things:

1.	Reviewed the Agreement;

Davenport & Company LLC Member: New York Stock Exchange · SIPC (804) 780-2000 www.investdavenport.com

Post Office Box 85678 Richmond VA 23285-5678 901 East Cary Street Suite 1100 Richmond VA 23219-4037

Mr. Worth Harris Carter, Jr.

Chairman of the Board and President

Bank Building Corporation

January 8, 2008

2.	Reviewed certain business, financial, and other information regarding BBC and its prospects that was furnished to us by the management of BBC and that we have discussed with the management of BBC.

3.	Reviewed certain business, financial, and other information regarding CB&T and its prospects that was furnished to us by the management of CB&T and that we have discussed with the management of CB&T.

4.	Reviewed the publicly reported historical price and trading activity for CB&T’s common stock.

5.	Compared the business, financial, and other information regarding CB&T with similar information regarding certain other publicly traded companies that we deemed to be relevant.

6.	Reviewed the pro forma financial impact of the Merger on BBC and CB&T, based on assumptions relating to purchase accounting adjustments and cost savings determined by the senior management of BBC and CB&T.

7.	Considered other information such as financial studies, analyses, and investigations as well as financial and economic and market criteria that we deemed relevant.

In conducting our review and arriving at our opinion, we have relied upon and assumed the accuracy, completeness and fairness of all of the foregoing financial and other information that was available to us from public sources, that was provided to us by BBC and CB&T or their representatives, or that was otherwise reviewed by us, and we have not assumed any responsibility for independently verifying the accuracy or completeness of any such information. We are not experts in the evaluation of loan portfolios for the purpose of assessing the adequacy of the allowance for losses, and assumed that such allowances for CB&T, are in the aggregate, adequate to cover such losses. We did not review any individual credit files for CB&T nor make any independent evaluation, appraisal or physical inspection of the assets, liabilities or properties of BBC and CB&T, nor were we furnished with such evaluation or appraisal.

With respect to the financial forecast information furnished to or discussed with us by BBC and CB&T, we assumed that such financial forecast information had been reasonably prepared and reflected the best currently available estimates and judgment of BBC’s and CB&T’s management as to the expected future financial performance of BBC and CB&T, respectively. We assumed no responsibility for and expressed no view as to any such forecasts or estimates or the assumptions upon which they were based. We have also assumed that the Merger will be completed substantially in accordance with the terms set forth in the Agreement and that the Merger will be accounted for as a purchase under generally accepted accounting principles. Our opinion is necessarily based upon economic, market, financial and other conditions as they exist and can be evaluated on the date hereof and the information made available to us through the date hereof.

Our opinion expressed herein was prepared solely for the Board of Directors of BBC in connection with and for the purposes of its evaluation of the Merger. This opinion does not address the relative merits of the Merger as compared to any alternative business strategies that might exist for BBC,

Mr. Worth Harris Carter, Jr.

Chairman of the Board and President

Bank Building Corporation

January 8, 2008

does not address the effect of any other business combination in which BBC might engage and does not constitute a recommendation to any shareholder of BBC as to how such shareholder should vote with respect to the Merger. We are not expressing any opinion herein as to the prices at which CB&T’s common stock will trade following the announcement or consummation of the Merger. This opinion does not express any opinion about the fairness of the amount or nature of the compensation to BBC’s officers, directors, employees or class of such persons, relative to compensation to the public shareholders of BBC, as no such compensation is included in the Merger Agreement. In accordance with internal procedures adopted pursuant to FINRA rules and regulations, this opinion is not subject to review by our fairness opinion committee and is directed to the Board of Directors of the Company in connection with its consideration of the Transaction.

Based upon and subject to certain limitations and assumptions set forth above and elsewhere in this presentation, our experience as investment bankers, our work described in this presentation, and other factors we deem relevant, it is our opinion that, as of the date hereof, the Merger Consideration to be received by the shareholders of BBC pursuant to the Agreement is fair, from a financial point of view, to the shareholders of BBC. Although subsequent developments may affect this opinion, it is understood that we do not have any obligation to update, revise or reaffirm this opinion.

Sincerely,

DAVENPORT & COMPANY LLC

Robert F. Mizell Executive Vice President

Annex C

Real Estate Appraisals of Bank Building Corporation

[To Be Filed By Amendment]

Annex D

CODE OF VIRGINIA

TITLE 13.1. CORPORATIONS

CHAPTER 9. VIRGINIA STOCK CORPORATION ACT

ARTICLE 15. APPRAISAL RIGHTS AND OTHER REMEDIES.

§ 13.1-730. Right to appraisal

A. A shareholder is entitled to appraisal rights, and to obtain payment of the fair value of that shareholder’s shares, in the event of any of the following corporate actions:

1. Consummation of a merger to which the corporation is a party (i) if shareholder approval is required for the merger by § 13.1-718 and the shareholder is entitled to vote on the merger, except that appraisal rights shall not be available to any shareholder of the corporation with respect to shares of any class or series that remain outstanding after consummation of the merger, or (ii) if the corporation is a subsidiary and the merger is governed by § 13.1-719;

2. Consummation of a share exchange to which the corporation is a party as the corporation whose shares will be acquired if the shareholder is entitled to vote on the exchange, except that appraisal rights shall not be available to any shareholder of the corporation with respect to any class or series of shares of the corporation that is not exchanged;

3. Consummation of a disposition of assets pursuant to § 13.1-724 if the shareholder is entitled to vote on the disposition;

4. An amendment of the articles of incorporation with respect to a class or series of shares that reduces the number of shares of a class or series owned by the shareholder to a fraction of a share if the corporation has the obligation or right to repurchase the fractional share so created; or

5. Any other amendment to the articles of incorporation, merger, share exchange or disposition of assets to the extent provided by the articles of incorporation, bylaws or a resolution of the board of directors.

B. Notwithstanding subsection A, the availability of appraisal rights under subdivisions A 1 through A 4 shall be limited in accordance with the following provisions:

1. Appraisal rights shall not be available for the holders of shares of any class or series of shares that is:

a. A covered security under § 18(b)(1)(A) or (B) of the federal Securities Act of 1933, as amended;

b. Traded in an organized market and has at least 2,000 shareholders and a market value of at least $ 20 million, exclusive of the value of such shares held by the corporation’s subsidiaries, senior executives, directors and beneficial shareholders owning more than 10 percent of such shares; or

c. Issued by an open end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940 and may be redeemed at the option of the holder at net asset value.

2. The applicability of subdivision 1 of this subsection shall be determined as of:

a. The record date fixed to determine the shareholders entitled to receive notice of, and to vote at, the meeting of shareholders to act upon the corporate action requiring appraisal rights; or

b. The day before the effective date of such corporate action if there is no meeting of shareholders.

3. Subdivision 1 of this subsection shall not be applicable and appraisal rights shall be available pursuant to subsection A for the holders of any class or series of shares who are required by the terms of the corporate action requiring appraisal rights to accept for such shares anything other than cash or shares of any class or any series of shares of any corporation, or any other proprietary interest of any other entity, that satisfies the standards set forth in subdivision 1 of this subsection at the time the corporate action becomes effective.

4. Subdivision 1 of this subsection shall not be applicable and appraisal rights shall be available pursuant to subsection A for the holders of any class or series of shares where the corporate action is an interested transaction.

C. Notwithstanding any other provision of this section, the articles of incorporation as originally filed or any amendment thereto may limit or eliminate appraisal rights for any class or series of preferred shares, but any such limitation or elimination contained in an amendment to the articles of incorporation that limits or eliminates appraisal rights for any of such shares that are outstanding immediately prior to the effective date of such amendment or that the corporation is or may be required to issue or sell thereafter pursuant to any conversion, exchange or other right existing immediately before the effective date of such amendment shall not apply to any corporate action that becomes effective within one year of that date if such action would otherwise afford appraisal rights.

HISTORY: Code 1950, §§ 13-85, 13.1-75, 13.1-78; 1956, c. 428; 1968, c. 733; 1972, c. 425; 1975, c. 500; 1984, c. 613; 1985, c. 522; 1986, c. 540; 1988, c. 442; 1990, c. 229; 1992, c. 575; 1996, c. 246; 1999, c. 288; 2005, c. 765; 2007, c. 165.

Annex E

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 10-KSB

☒	ANNUAL REPORT UNDER SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the fiscal year ended December 31, 2006

☐	TRANSITION REPORT UNDER SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from              to

Commission File Number: 33-64520

BANK BUILDING CORPORATION

(Name of small business issuer in its charter)

Virginia	54-1714800
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1300 Kings Mountain Road Martinsville, VA	24112
(Address of principal executive offices)	(Zip Code)

Issuer’s telephone number: (276) 656-1776

Securities registered under Section 12(b) of the Exchange Act: None

Securities registered under Section 12(g) of the Exchange Act: common stock, no par value per share

Check whether the issuer (1) filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.    Yes  ☒    No  ☐

Check if there is no disclosure of delinquent filers in response to Item 405 of Regulation S-B contained in this form, and no disclosure will be contained, to the best of registrant’s knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-KSB or any amendment to this Form 10-KSB.  ☒

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).    Yes  ☐    No  ☒

The issuer’s revenues for the fiscal year ended December 31, 2006 were $3,921,103.

As of March 27, 2007, there were issued and outstanding 398,244 shares of the issuer’s common stock. These shares are not believed to have any current market value.

Portions of the 2006 Annual Report to Shareholders, which is attached hereto as Exhibit 13, are incorporated by reference in Part II of this report.

Transitional Small Business Disclosure Format:    Yes  ☐    No  ☒

BANK BUILDING CORPORATION

2007 ANNUAL REPORT ON FORM 10-KSB

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PART I

FORWARD–LOOKING STATEMENTS

This report contains statements concerning the Corporation’s expectations, plans, objectives, future financial performance and other statements that are not historical facts. These statements may constitute “forward-looking statements” as defined by federal securities laws. In some cases, readers can identify the forward-looking statements by the use of words such as “may,” “ will,” “should,” “could,” “expect,” “plan,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative or other variations of these words, or other comparable words or phrases. These statements may address issues that involve estimates and assumptions made by management, risks and uncertainties, and actual results could differ materially from historical results or those anticipated by such statements. Factors that could have a material adverse effect on the Corporation’s operations and future prospects include, but are not limited to: desired business strategies, general economic conditions, interest rates, developments in local and national markets, and other matters, which, by their nature, are subject to significant uncertainties. These risks and uncertainties should be considered in evaluating the forward-looking statements contained herein, and readers are cautioned not to place undue reliance on such statements, which speak only as of the date of this report.

ITEM 1. DESCRIPTION OF BUSINESS.

Bank Building Corporation was incorporated under Virginia law in 1988. Bank Building Corporation is located at 1300 Kings Mountain Road, Martinsville, Virginia 24112.

The primary purpose of Bank Building Corporation (the Corporation) is to acquire and develop property for lease as bank offices to Carter Bank & Trust (the Bank). Carter Bank & Trust commenced business on December 29, 2006, with the concurrent merging of the following ten Banks (the Merger): Blue Ridge Bank, National Association, Floyd, Virginia; Central National Bank, Lynchburg, Virginia; Community National Bank, South Boston, Virginia; First National Bank, Rocky Mount, Virginia; First National Exchange Bank, Roanoke, Virginia; Mountain National Bank, Galax, Virginia; Patrick Henry National Bank, Bassett, Virginia; Patriot Bank, National Association, Fredericksburg, Virginia; Peoples National Bank, Danville, Virginia; and Shenandoah National Bank, Staunton, Virginia (collectively, the Merged Banks). The Corporation also acquires funds for site acquisition and development from banks other than the Bank.

Prior to the Merger, the primary purpose of the Corporation was to acquire and develop property for lease as bank offices to the Merged Banks. The Corporation intends to continue conducting its business in substantially the same manner as it did prior to the Merger.

The selection of sites and construction of the offices is performed by the Bank to insure the needs of the Bank are met. Should the Corporation decide to participate in the particular project, the site is titled in the name of the Corporation and all loans in connection with the site are made to the Corporation. There are, however, no commitments on the part of the Bank to present prospective office properties to the Corporation, nor are there any commitments on the part of the Corporation to accept any prospective office properties offered by the Bank.

Following construction of a bank branch, the property is leased to the Bank under a triple net operating lease. The Bank is responsible for all property taxes, insurance and maintenance costs on that office. It is anticipated that the lease payments and other costs approximate the cost which would have been experienced by the Bank had the office been developed by the Bank or leased from a third party. The lease payments cover all acquisition and loan costs and other costs associated with the site (just as though the Bank had acquired the site itself) plus a small additional fee to cover the accounting and processing costs.

In order to obtain the most desirable branch locations it is often necessary to acquire more property than will be required for an individual office. Currently, banking regulations restrict the ability of banks to acquire such property if it is not used for banking purposes. The Corporation is not subject to such restrictions and can acquire the most desirable property and either sell any excess property or develop it for subsequent sale or lease to other parties.

Regardless of the size of any given property purchased by the Corporation, the lease with the Bank includes only the portion of the property utilized for the branch. The allocation of costs between the branch site and other property is based on the relative size and market value of each segment. Any property other than that used for the branch will be developed, leased or sold by the Corporation. Any buildings or other developments on this property will be compatible with the design of the bank office and consistent with the conduct of the business of banking.

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Both interest and depreciation expenses are incurred on each office as well as other, minimal operating costs. These expenses will result in net operating losses during the initial years of each project although adequate cash flow from rental payments is expected to be available to meet all cash needs. During the initial lease term, all leases will be structured for the adjustments to the monthly lease payments to track adjustments in the payments required by the underlying mortgage. After the initial period of the lease, terms will be renegotiated. Such terms could provide for lease payments in excess of or less than payments required by the underlying mortgage and operating expenses. Additionally, the Bank may determine not to renew its lease on a particular branch. Under these circumstances, such branch could be sold or leased to another tenant. Such sale or lease could be profitable, although there can be no assurance that this will occur.

While it is anticipated that renewed leases with the Bank will produce sufficient rental payments to cover mortgage payments and other costs, there can be no assurance that this will, in fact, be accomplished. Failure to obtain renewal lease payments sufficient to cover these costs may result in a forced sale or foreclosure of the particular branch at a loss.

The Corporation does not have any paid employees or directors. All of its accounting, other professional services, record keeping and other operational needs will be met by other organizations on a fee-for-service basis. It is contemplated that such fees will be based on time expended plus reimbursable expenses. It is anticipated that such costs and expenses will be covered by the lease payments from the lease of the bank branches. At the present time, Bank Services of Virginia, Inc. provides these services. Bank Services of Virginia, Inc. is a bank service corporation owned by the Bank that currently provides various bookkeeping and related services to the Bank. Bank Services of Virginia, Inc. is a subsidiary of The Mortgage Company of Virginia, which is the wholly-owned subsidiary of Carter Bank & Trust.

ITEM 2. DESCRIPTION OF PROPERTY.

As of December 31, 2006, the Corporation owned the following offices which are leased to the Bank under triple net operating leases:

Address
105 King Street, Blacksburg, VA 24060
325 Spring Street, Wytheville, VA 24382
370 Arbor Drive, Christiansburg, VA 24073
3008 Waterlick Road, Lynchburg, VA 24502
2018 Tate Springs Road, Lynchburg, VA 24501
1728 Graves Mill Road, Lynchburg, VA 24502
1002 Virginia Avenue, Clarksville, VA 23927
749 East 2nd Street, Chase City, VA 23924
222 Main Street, South Boston, VA 24592
300 Dabney Drive Ext., Henderson, NC 27536
205 South Bickett Street, Louisburg, NC 27549
823 North Main Street, Roxboro, NC 27573
302 E. Atlantic Street, South Hill, VA 23970
4251 North Roxboro Road, Durham, NC 27704
550 Blue Ridge Avenue, Bedford, VA 24523
135 Scruggs Road, Moneta, VA 24121
9440 Franklin Street, Ferrum, VA 24088
301 Carbon City Road, Morganton, NC 28655
821 4th Street Drive, SW, Hickory, NC 28602
704 Oak Street, Forest City, NC 28043
721 Blue Ridge Boulevard, Roanoke, VA 24012
3132 Electric Road, Roanoke, VA 24018
8334 Moneta Road, Bedford, VA 24523

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2728 Lee Highway South, Troutville, VA 24175
4143 Franklin Road, SW, Roanoke, VA 24014
507 Willow Street, Mt. Airy, NC 27030
345 North Bridge Street, Jonesville, NC 28642
1606 Curtis Bridge Road, Wilkesboro, NC 28697
630 Fagg Drive, Eden, NC 27288
900 Washington Street, Eden, NC 27288
100 Turner Drive, Reidsville, NC 27320
305 South Main Street, Reidsville, NC 27320
4004 West Wendover Avenue, Greensboro, NC 27407
5715 High Point Road, Greensboro, NC 27407
70 Chatham Heights Road, Fredericksburg, VA 22405
55 Worth Avenue, Stafford, VA 22554
8402 Sudley Road, Manassas, VA 20109
903 South Main Street, Danville, VA 24541
5406 U. S. Highway 29 North, Danville, VA 24527
697 Country Club Drive, Fayetteville, NC 28301
2803 Ward Boulevard, Wilson, NC 27893
123 Rowan Street, Fayetteville, NC 28301
1001 South Horner Road, Sanford, NC 27330
2100 West Arlington Boulevard, Greenville, NC 27834
75 North Mason Street, Harrisonburg, VA 22802
2782 Stuarts Draft Highway, Stuarts Draft, VA 24477

The Bank is responsible for all property taxes, insurance and maintenance costs on each leased office. The Corporation incurs interest and depreciation expenses related to each office as well as other, minimal operating costs.

In addition to the bank offices, as of December 31, 2006, the Corporation also owned the following properties which it leases to third parties:

Description	Location
Golden Corral Restaurant	Raleigh, NC
Westlake Corner Shopping Center	Moneta, VA
Blackstone Shopping Center	Blackstone, VA
Executive Office Park	Roanoke, VA

As of December 31, 2006, management considered all of the Corporation’s properties to be in good condition, and maintained adequate insurance on each of these properties.

ITEM 3. LEGAL PROCEEDINGS.

As of March 27, 2007, there were no material pending legal proceedings to which the Corporation was a party or to which the property of the Corporation was subject.

ITEM 4. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Bank Building Corporation’s annual meeting was held on Thursday, December 28, 2006. A total of 262,197 shares, or 65.84% of the 398,244 outstanding shares, were voted either in person or by proxy.

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The following matters were acted on at the meeting:

Item	Votes For	Votes Against	Abstain
1. Set the number of Directors to be elected at five.	261,690	176	331

2. Election of the following directors:
Worth Harris Carter, Jr.	262,121	2,145
Robert W. Conner	262,121	2,234
Charles E. Hall	262,121	2,145
Haller G. Prillaman	262,121	2,145
R. E. Williams	262,121	2,160

PART II

ITEM 5. MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS.

The Corporation is authorized to issue 400,000 shares of common stock, with no par value. On February 28, 1995, the Corporation distributed 398,244 shares of its common stock to approximately 3,000 shareholders for no consideration. As of December 31, 2006, the Corporation had approximately 2,650 shareholders of record and 398,244 shares outstanding.

The Corporation is not aware of any brokerage firms making a market in the Corporation’s common stock or any securities professionals following the Corporation, and no public trading market for the stock has developed. Management believes that the consideration for any shares of stock that may have been traded in recent years has been minimal.

The Corporation has not paid dividends since its incorporation and no dividends are anticipated in the foreseeable future.

ITEM 6. MANAGEMENT’S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION.

The following discussion should be read in conjunction with our Description of Business and our audited financial statements and accompanying notes included elsewhere in this report.

Overview

The primary purpose of the Corporation is to acquire and develop property for lease as bank offices to Carter Bank & Trust. As discussed in Item 1, Carter Bank & Trust commenced business on December 29, 2006 with the concurrent merging of the ten Merged Banks.

Prior to the Merger, the primary purpose of the Corporation was to acquire and develop property for lease as bank offices to the Merged Banks. The Corporation intends to continue conducting its business in substantially the same manner as it did prior to the Merger.

The selection of sites and construction of the offices is done by the Bank to insure the needs of the Bank are met. There are, however, no commitments on the part of the Bank to present prospective office properties to the Corporation nor are there any commitments on the part of the Corporation to accept any prospective office properties offered by the Bank.

The initial lease terms for a bank office are set to cover all carrying costs of the particular site plus a small amount for the accounting and record keeping costs of the Corporation. Subsequent lease terms are negotiated between the Bank and the Corporation based on the conditions in the relevant market at that time.

Regardless of the size of any given property purchased by the Corporation, the lease with the Bank includes only the portion of the property utilized for the branch. The allocation of costs between the branch site and other property is based on the relative size and

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market value of each segment. Any property other than that used for the branch will be developed, leased or sold by the Corporation. Any buildings or other developments on this property will be compatible with the design of the bank office and consistent with the conduct of the business of banking.

Critical Accounting Policies

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the dates of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Critical accounting policies are defined as those that require management to make estimates, judgments and assumptions, giving due consideration to materiality, in certain circumstances that affect amounts reported in the financial statements, and potentially result in materially different results under different conditions and assumptions. The Corporation considers the following accounting policies to be critical policies which involve various estimation processes: accounting for the acquisition and classification of real estate assets, and accounting for the disposition and impairment of real estate assets.

Acquisition and Classification of Real Estate Assets

The majority (80%) of the Corporation’s properties are acquired from the Bank at carrying value. Each acquisition from the Bank is evaluated under SFAS No. 98, “Accounting for Leases; Sale-Leaseback Transactions Involving Real Estate; Sales-Type Leases of Real Estate; Definition of the Lease Term; Initial Direct Costs of Direct Financing Lease,” to determine whether the transfer qualifies as an accounting sale from and leaseback to the Bank. Once management determines that sale leaseback accounting is appropriate, directly owned and leased assets are classified as real estate held and leased under the operating method, or as net investment in financing leases at the inception of a lease, for financial reporting purposes. This classification is based on several criteria, including financing leases, but not limited to, estimates of the remaining economic life of the leased assets and the calculation of the present value of future minimum rents. The classification criteria are intended to indicate whether the risks and rewards of ownership are retained by the lessor or substantially transferred to the lessee.

Dispositions and Impairment of Real Estate

Gains and losses on dispositions of real estate are recognized upon sale of the underlying project in accordance with Statement of Financial Accounting Standards No. 66, “Accounting for Sales of Real Estate.” The Corporation evaluates each real estate sale transaction to determine if it qualifies for gain recognition under the full accrual method. If the transaction does not meet the criteria for the full accrual method of profit recognition based on the Corporation’s assessment, the Corporation accounts for a sale based on an appropriate deferral method determined by the nature and extent of the buyer’s investment and the Corporation’s continuing involvement.

FASB Statement No. 144 “Accounting for Impairment of Disposal of Long-Lived Assets,” requires that long-lived assets held and used by an entity be reviewed for impairment, whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. This Statement also specifies criteria for reclassification and measurement for long-lived assets held for sale.

Properties

The Corporation did not acquire additional properties during 2006. As of December 31, 2006, the Corporation owned 46 offices that were leased to the Bank under triple net operating leases. The Bank is responsible for all property taxes, insurance and maintenance costs on each leased office. The Corporation incurs interest and depreciation expenses related to each office as well as other, minimal operating costs.

The Corporation also owns the Westlake Corner Shopping Center near Smith Mountain Lake. This center consists of 50,000 square feet of space on 29 acres. The anchor tenants for the center are Food Lion, Revco, and Family Dollar Store. First National Bank (one of the Merged Banks), Rocky Mount, Virginia opened an office on a 10 acre tract of this property, on June 5, 1998; this office is now a branch of Carter Bank & Trust.

The Corporation also owns Blackstone Properties L.L.C, a wholly-owned subsidiary. Blackstone Properties owns two properties: Blackstone Shopping Center, Virginia and Executive Office Park, an office complex located in Roanoke, Virginia. The shopping

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center maintains various retail tenants. Executive Office Park is an office complex consisting of six separate buildings containing approximately 54,000 square feet of space divided into 28 suites. The Corporation also owns a Golden Corral Restaurant in Raleigh, North Carolina, which it leases to a third party.

Long-term mortgages payable by the Corporation as of December 31, 2006 and 2005 consisted of the following:

	2006	2005
Mortgage loan secured by real estate (Lake Shopping Center) and related leases. Monthly payments are $19,403, including principal and interest at 8.25% at December 31, 2006, with the final payment due in 2012.	$976,720	$1,122,386

Mortgage loan secured by real estate (Westlake Shopping Center) and related leases. Monthly payments are $8,418, including principal and interest at 7.00% as of December 31, 2006, with the final payment in 2011.	413,209	482,638

Mortgage loan secured by real estate (Blackstone Shopping Center) and related leases. Monthly payments are $18,175, including principal and interest at 8.38% as of December 31, 2006, with the final payment due in 2018.	1,738,602	1,830,305

Mortgage loan secured by real estate (Golden Corral Restaurant) and related lease. Monthly payments are $16,302, including principal and interest at 6.0% as of December 31, 2006, with the final payment due in 2013.	1,147,225	1,269,984

Mortgage loan secured by real estate (Executive Office Park) and related leases. Monthly payments are $17,444 at December 31, 2006, including principal and interest at 7.00%, with the final payment due in 2021.	1,928,492	2,000,085

Mortgage loans secured by real estate (branch bank facilities) and related leases. Monthly payments at December 31, 2006 are $212,379, including principal and interest, with the final payments due from 2017 to 2024. Interest rates range from 6.00% to 8.75% at December 31, 2006, and are subject to adjustments at various times.	23,561,434	24,174,414

	29,765,682	30,879,812
Less current portion	(1,619,268)	(3,373,848)

	$28,146,414	$27,505,964

Operating Results

Net Income. The Corporation generated net income in 2006 of $225,452, or $0.57 per share, compared to net income in 2005 of $321,603, or $.81 per share, and net income in 2004 of $272,564, or $0.68 per share. The decrease of $96,151, from 2005 to 2006 is primarily due to the increase of legal and professional fees and several other operating expenses while the increase of $49,039 from 2004 to 2005 is attributable to the decrease in several operating expenses, interest expense being the largest decrease. This decrease was due to lower interest payments on variable rate mortgages. Lease income, which has historically been the Corporation’s principal source of revenue, was $3,909,676 in 2006, an increase of 2.5% from lease income in 2005 of $3,813,319. In comparison, the lease income in 2004 decreased 2% to $3,813,319 from $3,906,992 in 2004. Lease income accounted for 99.7% of total income in 2006, 98.8% in 2005 and 98.5% in 2004.

Operating Expenses. Operating expenses for 2006 were $3,549,161 compared to $3,348,284 for 2005. This increase of $200,877, or 6%, is due mainly to a increases in legal and professional fees and several other operating expenses. Repairs and depreciation decreased. In comparison, operating expenses for 2004 of $3,500,123 decreased to $3,348,284 in 2005, mainly due to the decrease in interest expense.

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Interest expense increased to $2,372,893 in 2006 from $2,253,235 in 2005, an increase of $119,658 or 5.3%. Interest expense for 2005, when compared to 2004, decreased $170,424, or 7%.

Depreciation decreased from $672,690 in 2005 to $667,713 in 2006 and increased from $663,930 in 2004 to $672,690 in 2005. The increase of $8,760 from 2004 to 2005 was the result of the capitalization of property improvements for the year.

Operating expenses, other than depreciation and interest, consist largely of amortization, real estate taxes and insurance, repairs and the cost of corporate functions, including legal and accounting fees. These expenses increased to $508,555 in 2006 from $422,359 in 2005, for a increase of $86,196 or 20.4%. The increase in professional fees were principally attributable to additional professional services rendered in connection with the review of multiple delinquent periodic reports. All other categories also increased from 2005 to 2006 with the exception of repairs which decreased slightly. In comparison, these other operating expenses rose to $422,359 in 2005 from $412,534 in 2004, for an increase of $9,825, or 2.4%. Expenses for taxes, insurance and professional fees rose from 2004 to 2005, while repair and other expenses decreased.

The effective income tax rate was 39.4% in 2006, 37.1% in 2005, and 41.5% in 2004. The changes each year were due to changes in components of income, primary tax on regular income, capital gains on sales of property and investments and the effect of these items on deferred tax.

Analysis of Financial Condition, Liquidity and Capital Resources

Liquidity describes the ability of a company to generate sufficient cash flows to meet the cash requirements of business operations. The Corporation’s main source of liquidity is lease income. Lease income was $3,909,676 in 2006, $3,813,319 in 2005, and $3,906,992 in 2004. Cash outflows consist of payments for operating expenses, interest expense, income taxes, and mortgage borrowings. The Corporation’s cash flow from operations was $609,851 for 2006 compared to $1,171,323 for 2005, and $764,469 for 2004.

As of December 31, 2006, the Corporation’s other sources of liquidity consist of $88,277 in cash and potential sales proceeds from real estate having an aggregate book value of approximately $31,656,245 at December 31, 2006. Management believes that its cash flow from operations and these other potential sources of cash will be sufficient to finance current and projected operations.

The Corporation has not paid dividends to its shareholders.

Off-Balance Sheet Arrangements

The Corporation does not have any off-balance sheet arrangements.

Recent Accounting Pronouncements

The following paragraphs outline several accounting pronouncements that will become effective in future years.

In May 2005, the FASB issued Statement No. 154, “Accounting Changes and Error Corrections – a replacement of APB Opinion No. 20 and FASB Statement No. 3.” This Statement requires retrospective application to prior period financial statements of changes in accounting principle, unless it is impracticable to determine either the period-specific effects or the cumulative effect of the change. When it is impracticable to determine the period-specific effects of an accounting change on one or more individual prior periods presented, this Statement requires that the new accounting principle be applied to the balance of assets and liabilities as of the beginning of the earliest period for which retrospective application is practicable and that a corresponding adjustment be made to the opening balance of retained earnings. This Statement improves financial reporting because its requirement to report voluntary changes in accounting principles via retrospective application, unless impracticable, enhances the consistency of the financial information between periods. This Statement is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005.

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Adoption of this statement had no material impact on the Corporation’s financial condition or results of operations or cash flows.

In February 2006, the FASB issued SFAS No. 155, “Accounting for Certain Hybrid Financial Instruments – an amendment of FASB Statements No. 133 and 140.” This statement amends Statements No. 133 and 140 by: permitting fair value remeasurement for any hybrid financial instrument with an embedded derivative that otherwise would require bifurcation; clarifying which interest-only strips and principal-only strips are not subject to the requirements of Statement No. 133; establishing a requirement to evaluate interests in securitized financial assets to identify interest that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation; clarifying that concentrations of credit risk in the form of subordination are not embedded derivatives; and amending Statement No. 140 to eliminate the prohibition on a qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. The statement is effective for fiscal years beginning after September 15, 2006. The adoption of this standard is not anticipated to have a material impact on financial condition , result of operations or cash flows.

In July 2006, the FASB issued FASB Interpretation No. 48 (FIN 48), “Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement 109,” which provides guidance on the measurement, recognition, and disclosure of tax positions taken or expected to be taken in a tax return. The interpretation also provides guidance on derecognition, classification, interest and penalties, and disclosure, FIN 48 prescribes that a tax position should only be recognized if it is more-likely-than-not that the position will be sustained upon examination by the appropriate taxing authority. A tax position that meets this threshold is measured as the largest amount of benefit that is more-likely-than-not (greater than 50 percent) realized upon ultimate settlement. The cumulative effect of applying FIN 48 is to be reported as an adjustment to the beginning balance of retained earnings in the period of adoption. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Corporation is assessing the impact, if any, that adoption may have on its financial statements.

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements,” SFAS 157 establishes a framework for measuring fair value in generally accepted accounting principles (“GAAP”), and expands disclosures about fair value measurements. While the Statement applies under other accounting prouncements that require or permit fair value measurements, it does not require any new fair valuemeasurements. SFAS No. 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in an orderly transaction between market participants at the measurement date. In addition, the Statement establishes a fair value hierarchy, which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. Lastly, SFAS No. 157 requires additional disclosures for each interim and annual period separately for each major category of assets and liabilities. The Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Managements does not expect the adoption of this Statement to have a material impact on the Corporation’s financial statements.

In September 2006, the Securities and Exchange Commission (the “SEC”) released Staff Accounting Bulletin No. 108 (“SAB 108”), which provides detail in the quantification and correction of financial statement misstatements. SAB 108 specifies that companies should apply a combination of the “rollover” and “iron curtain” methodologies when making determinations of materiality. The rollover method quantifies a misstatement based on the amount of the error originating in the current year income statement. The iron curtain approach quantifies misstatements based on the effects of correcting the misstatement existing in the balance sheet at the end of the current year, regardless of the year(s) of origination SAB 108 instructs companies ot quanitify the misstatements under both methodologies and if either method results in the determination of a material error, then the company must adjust its financial statements to correct the error. SAB 108 also reminds preparers that a change from an accounting principle that is not generally accepted to a principle that is generally accepted is a correction of an error. The Bulletin is effective for annual financial statements covering the first fiscal year ending after November 15, 2006. Management does not expect the adoption of this Bulleting to have a material impact on the Corporation’s consolidated financial statements.

ITEM 7. FINANCIAL STATEMENTS.

The report of the independent registered public accounting firm and audited financial statements of the Corporation and accompanying notes required by this Item are included in the Corporation’s Annual Report, which is attached hereto as Exhibit 13 and is incorporated herein by reference.

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ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE.

None.

ITEM 8A. CONTROLS AND PROCEDURES.

The Corporation maintains a system of disclosure controls and procedures that is designed to ensure that material information is accumulated and communicated to management, including the Corporation’s president (who is currently the Corporation’s principal executive officer and principal financial officer), as appropriate to allow timely decisions regarding required disclosure. As required, during the preparation of this report, management, with the participation of the Corporation’s president, evaluated the effectiveness of the design and operation of the Corporation’s disclosure controls and procedures.

Based on this evaluation, the Corporation’s president concluded that the Corporation’s disclosure controls and procedures were operating effectively as of the end of the period covered by this report.

Because of the inherent limitations in all control systems, no evaluation of controls can provide absolute assurance that the Corporation’s disclosure controls and procedures will detect or uncover every situation involving the failure of persons within the Corporation to disclose material information otherwise required to be set forth in the Corporation’s periodic reports.

The Corporation’s management is also responsible for establishing and maintaining adequate internal control over financial reporting to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles.

There were no changes in the Corporation’s internal control over financial reporting during the fourth quarter of 2006 that materially affected, or are reasonably likely to materially affect, the Corporation’s internal control over financial reporting.

ITEM 8B. OTHER INFORMATION.

None.

PART III

ITEM 9. DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS, CONTROL PERSONS, AND CORPORATE GOVERNANCE; COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT.

The following information is provided as of March 29, 2007.

Directors Until Next Annual Meeting

Name (Age)	Director Since	Principal Occupation During Past Five Years
Worth Harris Carter, Jr. (69)	1988	Chairman of the Board and President Worth Harris Carter, Jr. is also a director and officer of the following companies: Chairman of the Board and President of Carter Bank & Trust since 2006;

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Chairman of the Board and President of The
Mortgage Company of Virginia since 1984;

Chairman of the Board and President of Bank
Services Insurance, Inc. since 2003;

Chairman of the Board and President of Coresoft, Inc.
since 2004;

Chairman of the Board and President of Bank
Services of Virginia, Inc. since 1984; and

Manager of Blackstone Properties, L.L.C. since 1998.

Worth Harris Carter, Jr. was also a director and
officer of the following companies prior to the
Merger on December 29, 2006:

Chairman of the Board of First National Bank since
1976, President since 1986;

Chairman of the Board and President of First
National Exchange Bank since 1998;

Chairman of the Board and President of Patrick
Henry National Bank since 1977;

Chairman of the Board of Peoples National Bank
since 1976, President since 1981;

Chairman of the Board of Blue Ridge Bank since
1982, President since 2004;

Chairman of the Board and President of Community
National Bank since 1985;

Chairman of the Board and President of Central
National Bank since 1996;

Chairman of the Board and President of Mountain
National Bank since 1996;

Chairman of the Board and President of Shenandoah
National Bank since 1996; and,

Chairman of the Board and President of Patriot Bank
since 1996.

Conner, Robert W. (67)	1995	Robert W. Conner is and has been Clerk of the Circuit Court of Halifax County for more than five years. He currently serves on the Board of Directors of Carter Bank & Trust. Prior to the Merger, he served on the Board of Directors of Community National Bank, South Boston, Virginia since 1985. He has served on the Boards of Directors of both Bank Services of Virginia and The Mortgage Company of Virginia.

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Hall, Charles E. (65)	1995	Charles E. Hall is and has been a Farmer for more
than five years. He currently serves on the Board of
Directors of Carter Bank & Trust. Prior to the
Merger, he served on the Board of Directors for Blue
Ridge Bank, N.A., Floyd, Virginia since 1978. He has
served on the Boards of Directors of both Bank
Services of Virginia and The Mortgage Company of
		Virginia.

Prillaman, Haller G. (73)	1995	Haller G. Prillaman has been President of Prillaman Brothers, Inc., Martinsville, Virginia for more than five years. Prior to the Merger, he served on the Board of Directors for Patrick Henry National Bank, Bassett, Virginia, since 1976 and Mountain National Bank, Galax, Virginia, since 1996. He has served on the Boards of Directors of both Bank Services of Virginia and The Mortgage Company of Virginia.

Williams, R. E. (72)	1995	R. E. Williams is retired. Previously he was President of Dry Fork Milling Company, Inc., Danville, Virginia for more than five years. He currently serves on the Board of Directors of Carter Bank and Trust. Prior to the Merger, he served as a Director of Central National Bank, Lynchburg, Virginia, since 1996 and of Patriot Bank, National Association since 1996. He has served on the Boards of Directors of both Bank Services of Virginia and The Mortgage Company of Virginia.

Executive Officers

Mr. Carter is Chairman of the Board and President and is discussed above.

Jane Ann Davis (44) has served as Secretary Treasurer of the Corporation since 1995. Mrs. Davis also serves as an officer and director of both Bank Services of Virginia, Inc. and The Mortgage Company of Virginia.

There are no family relationships between any director or executive officer of the Corporation; nor is the Board of Directors aware of any involvement in legal proceedings that would be material to an evaluation of the ability or integrity of any director or executive officer.

Code of Ethics

The Corporation has not adopted a Code of Ethics for its directors, executives and employees, primarily because management of the Corporation believes and understands that our officers and directors adhere to and follow ethical standards without the necessity of a written policy. The Corporation’s Board of Directors will revisit this issue in the future to determine if adoption of a code of ethics is appropriate. In the meantime, the Corporation’s management requires and promotes honest and ethical conduct, full and fair disclosure in its reports to the SEC, and compliance with applicable governmental laws and regulations.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation’s directors and certain of its officers to file reports with the Securities and Exchange Commission indicating their holdings of, or transactions in, the Corporation’s equity securities. Based on a review of these reports and written representations furnished to the Corporation, the Corporation believes that, during fiscal year 2006, its directors and officers complied with all Section 16(a) filing requirements.

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Audit Committee

The entire Board of Directors functions as the Corporation’s Audit Committee. All of the Corporation’s directors, with the exception of Chairman of the Board and President Carter, are “independent” for the purposes of the NASDAQ listing standards. The Board has not adopted a written charter setting forth the responsibilities and authority of the Board in its capacity as the Audit Committee. Although Mr. Carter is not independent under the NASDAQ listing standards, the Board has determined that Mr. Carter possesses the knowledge and experience required to be considered an audit committee financial expert. The Board of Directors believes that all of the Corporation’s directors possess the financial knowledge and expertise necessary to protect the Corporation’s shareholders in performing the functions of the Audit Committee.

Shareholder Recommendations of Director Nominees

There have been no material changes to the process by which shareholders may submit director recommendations to the Board of Directors since the Corporation’s proxy statement for its 2006 annual meeting of shareholders.

ITEM 10. EXECUTIVE COMPENSATION.

The following information is provided as of December 31, 2006.

Executive Compensation

The Corporation does not have any paid employees or directors. All of its accounting, other professional services, record keeping and other operational needs will be met by other organizations on a fee-for-service basis. It is contemplated that such fees will be based on time expended plus reimbursable expenses. It is anticipated that such costs and expenses will be covered by the lease payments from the lease of the Bank branches. At the present time, Bank Services of Virginia, Inc., provides these services. Bank Services of Virginia, Inc. is a bank service corporation owned by the Bank that currently provides various bookkeeping and related services to the Bank. Bank Services of Virginia, Inc. is a subsidiary of The Mortgage Company of Virginia, which is the wholly-owned subsidiary of Carter Bank & Trust.

The Corporation does not have any equity compensation plans or employment or change in control agreements.

Mr. Worth Harris Carter, Jr., Chairman of the Board and President, serves as the principal executive, principal financial and principal accounting officer of the Corporation.

Director Compensation

The Directors receive no compensation for Board service or for committee meetings attended.

ITEM 11. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS.

The following table shows, as of December 31, 2006, the beneficial ownership of the Corporation’s common stock of each director, the executive officer identified above under the caption “Executive Compensation” and the Corporation’s directors and executive officers as a group. To the Corporation’s knowledge, Mr. Carter is the Corporation’s only shareholder beneficially holding more than 5% of the Corporation’s outstanding common stock. As of December 31, 2006, the Corporation’s directors and executive officers as a group, beneficially owned 52,077 shares or 13.08% of the Corporation’s outstanding common stock.

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	Amount and Nature of Beneficial Ownership (1)(2)(3)		Percent of Common Stock Outstanding
Worth Harris Carter, Jr.	46,428	(4)	11.66%
Robert W. Conner	900	(5)	0.23%
Charles E. Hall	123	(6)	0.03%
Haller G. Prillaman	3,470		0.87%
R.E. Williams	1,156		0.29%
All Directors and Executive Officer as a Group (6 persons) (7)	52,077		13.08%

(1)	For purposes of this table, beneficial ownership has been determined in accordance with the provisions of Rule 13d-3 of the Securities Exchange Act of 1934 under which, in general, a person is deemed to be the beneficial owner of a security if he has or shares the power to vote or direct the voting of the security or the power to dispose of or direct the disposition of the security, or if he has the right to acquire beneficial ownership of the security within sixty days.
(2)	Includes shares held by affiliated corporations, spouses, minor or dependent children, relatives sharing the individual’s home, and shares held as custodian or trustee.
(3)	Unless otherwise indicated, the shares listed in the table represent sole voting and investment power.
(4)	Includes the following shares with respect to which Mr. Carter is deemed to be the beneficial owner: 4,714 shares held by Mr. Carter as custodian for his children and grandchildren, 363 shares held in Qualified Profit-Sharing Plan, and 538 shares held by C & C Realty, Inc., of which Mr. Carter is President and a 50% owner.
(5)	Includes 839 shares with respect to which Mr. Conner shares voting and investment power.
(6)	Includes 41 shares with respect to which Mr. Hall shares voting and investment power.
(7)	Includes share held by Jane Ann Davis, Secretary and Treasurer of the Company.

The Corporation knows of no arrangements, including any pledge by any person of securities of the Corporation, which may at a subsequent date result in a change in control of the Corporation.

Equity Compensation Plans. No disclosure regarding equity compensation plans has been provided because the Corporation does not have any outstanding equity compensation plans or arrangements that would be covered by Item 201(d) of Regulation S-B.

ITEM 12. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE.

The information provided in Note 7 of the financial statements accompanying this report is incorporated herein by reference.

All of the Corporation’s directors, with the exception of Chairman of the Board and President Carter, are “independent” for the purposes of both board and audit committee membership under the NASDAQ listing standards.

15

ITEM 13. EXHIBITS.

The following exhibits are filed as part of this Form 10-KSB:

Exhibits:

3.1	Articles of Incorporation (incorporated by reference to Exhibit 3.1 to Form SB-2 filed with the SEC on June 16, 1993)

3.2	Bylaws (incorporated by reference to Exhibit 3.2 to Form SB-2 filed with the SEC on June 16, 1993)

13	Portion of 2006 Annual Report to Shareholders

21	Subsidiaries (incorporated by reference to Exhibit 21 to Form 10-KSB, for the period ended December 31, 2000, filed with the SEC on May 5, 2006)

31	Certification by principal executive officer and principal financial officer pursuant to Rule 13a-14(a)

32	Certification of principal executive officer and principal financial officer pursuant to 18 U.S.C. § 1350

ITEM 14. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following table presents the fees for professional audit services rendered by Goodman & Company, L.L.P. for the audit of the Corporation’s annual financial statements for the years ended December 31, 2006 and December 31, 2005 and fees billed for other services rendered by Goodman & Company during those periods. All services reflected in the following fee table for 2006 and 2005 were pre-approved, respectively, in accordance with the policy of the Board of Directors.

	Year Ended December 31,
	2006	2005
Audit fees[1]	$14,480	$40,190

Audit-related fees	—	—

Tax fees[2]	1,875	1,710

All other fees	—	—

Total Fees	$16,355	$41,900

[1]

Audit fees consist of audit and review services, consents and review of documents to be filed with the SEC. The decrease in audit fees billed to the Corporation from 2005 to 2006 was principally attributable to additional professional services rendered in connection with the review during 2005 of multiple delinquent periodic reports that were subsequently filed in the second quarter of 2006.

[2]	Tax fees consist of preparation of federal and state tax returns and consultation concerning tax compliance issues.

In its capacity as the Audit Committee, the Board of Directors considered the compatibility of the non-audit-related services performed by and fees paid to Goodman & Company in 2006 and 2005, and proposed non-audit-related services and proposed fees for 2007, and determined that such services and fees are compatible with the independence of Goodman & Company as the Corporation’s independent auditors.

Also in its capacity as the Audit Committee, the Board of Directors pre-approves all audit (including audit-related) and permitted non-audit services to be performed by the independent auditors. The Board of Directors annually approves the scope and fee estimates for the year-end audit to be performed by the Corporation’s independent auditors for the fiscal year. With respect to other permitted services, the Board of Directors pre-approves specific engagements, projects and categories of services on a fiscal year basis, subject to individual project and annual maximums.

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SIGNATURES

In accordance with Section 13 or 15(d) of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BANK BUILDING CORPORATION

Date: March 29, 2007	/s/ Worth Harris Carter, Jr.
Worth Harris Carter, Jr.
Chairman of the Board and President

In accordance with the Exchange Act, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Signature	Capacity	Date
/s/ Worth Harris Carter, Jr.	Chairman of the Board and President	March 29, 2007
Worth Harris Carter, Jr.	(principal executive, principal financial
and principal accounting officer)

/s/ Robert W. Conner	Director	March 29, 2007
Robert W. Conner

/s/ Charles E. Hall	Director	March 29, 2007
Charles E. Hall

/s/ Haller G. Prillaman	Director	March 29, 2007
Haller G. Prillaman

/s/ R. E. Willliams	Director	March 29, 2007
R.E. Williams

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Exhibit 13

REPORT OF INDEPENDENT AUDITORS

Board of Directors

Bank Building Corporation

We have audited the accompanying consolidated balance sheets of Bank Building Corporation and Subsidiary as of December 31, 2006 and 2005, and the related consolidated statements of income, changes in equity and cash flows for each of the three years in the period ended December 31, 2006. These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Bank Building Corporation and Subsidiary as of December 31, 2006 and 2005, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

/s/ Goodman & Company, L. L. P.

Goodman & Company, L. L. P.
Danville, Virginia
March 27, 2007

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Bank Building Corporation

Consolidated Balance Sheets

December 31, 2006 and 2005

	2006	2005
Assets
Current assets
Cash	$88,277	$110,119
Accounts receivable	54,242	—

Total current assets	142,519	110,119
Property – net	31,656,245	32,266,395

Other assets	179,806	194,709

	$31,978,570	$32,571,223

Liabilities and Stockholders’ Equity
Current liabilities
Accounts payable	1,820	58,048
Accrued interest	196,452	195,492
Income taxes payable	—	184,839
Current portion of long-term debt	1,619,268	3,373,848
Notes payable	565,000	25,000

Total current liabilities	2,382,540	3,837,227

Long-term liabilities
Long-term debt - net of current portion	28,146,414	27,505,964
Deferred income taxes	62,445	66,313

Total long-term liabilities	28,208,859	27,572,277

Total liabilities	30,591,399	31,409,504

Stockholders’ equity
Common Stock, no par value, 400,000 shares authorized; 398,244 shares issued and outstanding	—	—
Retained earnings	1,387,171	1,161,719

Total stockholders’ equity	1,387,171	1,161,719

	$31,978,570	$32,571,223

The accompanying notes are an integral part of these consolidated financial statements.

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Consolidated Statements of Income

Years ended December 31,	2006	2005	2004
Operating Revenues
Lease income	$3,909,676	$3,813,319	$3,906,992
Gain on sale of property	—	46,494	58,847
Other income	11,427	17	—

Total income	3,921,103	3,859,830	3,965,839

Operating Expenses
Interest	2,372,893	2,253,235	2,423,659
Depreciation	667,713	672,690	663,930
Amortization	16,914	16,914	16,914
Taxes and insurance	92,066	85,828	84,806
Repairs	124,590	136,332	157,347
Professional fees	104,559	71,594	31,556
Other	170,426	111,691	121,911

Total operating expenses	3,549,161	3,348,284	3,500,123

Income before income taxes	371,942	511,546	465,716

Income taxes	146,490	189,943	193,152

Net income	$225,452	$321,603	$272,564

Basic and diluted earnings per share	$0.57	$0.81	$0.68

Weighted average shares outstanding	398,244	398,244	398,244

The accompanying notes are an integral part of these consolidated financial statements.

21

Consolidated Statements of Cash Flows

Years Ended December 31,	2006	2005	2004
Cash flows from operating activities
Net income	$225,452	$321,603	$272,564
Adjustments to reconcile net income to net cash from operating activities:
Depreciation	667,713	672,690	663,930
Amortization	16,914	16,914	16,914
Gain on sale of property	—	(46,494)	(58,847)
Deferred income taxes	(3,868)	(12,667)	(1,052)
Change in:
Accounts receivable	—	158,035	(158,035)
Income taxes receivable	(54,242)	—	—
Other assets	(2,011)	95	(1,738)
Accounts payable	(56,228)	56,228	(250)
Income taxes payable	(184,839)	(9,365)	58,990
Accrued interest	960	15,284	(28,007)

Net cash from operating activities	609,851	1,172,323	764,469

Cash flows from investing activities
Purchase of property	(57,563)	(207,358)	(91,348)
Proceeds from sale of property	—	224,692	298,012

Net cash from investing activities	(57,563)	17,334	206,664

Cash flows from financing activities
Repayment of long-term debt	(1,114,130)	(1,100,760)	(993,980)
Proceeds from notes payable	940,000	25,000	—
Repayment of notes payable	(400,000)	—	(60,000)

Net cash from financing activities	(574,130)	(1,075,760)	(1,053,980)

Net change in cash	(21,842)	113,897	(82,847)
Cash at beginning of year	110,119	(3,778)	79,069

Cash (overdraft) at end of year	$88,277	$110,119	$(3,778)

Supplemental disclosures of cash flow information

Cash Paid for interest	$2,371,933	$2,237,952	$2,451,668
Cash paid for income taxes	$389,439	$207,550	$145,767

The accompanying notes are an integral part of these consolidated financial statements.

22

Consolidated Statements of Changes in Equity

Years Ended December 31, 2006, 2005 and 2004

	Capital	Paid-in Capital	Retained Earnings	Total
Balance - December 31, 2003	$—	$—	$567,552	$567,552
Net Income	—	—	272,564	272,564

Balance - December 31, 2004	—	—	840,116	840,116
Net Income	—	—	321,603	321,603

Balance - December 31, 2005	$—	$—	$1,161,719	$1,161,719
Net Income	—	—	225,452	225,452

Balance - December 31, 2006	$—	$—	$1,387,171	$1,387,171

The accompanying notes are an integral part of these consolidated financial statements.

23

Notes to Consolidated Financial Statements

December 31, 2006, 2005, and 2004

Note 1 - ORGANIZATION AND NATURE OF BUSINESS

Bank Building Corporation (the Corporation) conducts its business from its office located in Martinsville, Virginia. The principal business activity of the Corporation is to acquire and develop property for lease as bank offices to Carter Bank & Trust. Carter Bank & Trust consists of ten banks that merged December 29, 2006. These banks were Blue Ridge Bank, National Association, Floyd, Virginia; Central National Bank, Lynchburg, Virginia; Community National Bank, South Boston, Virginia; First National Bank, Rocky Mount, Virginia; First National Exchange Bank, Roanoke, Virginia; Mountain National Bank, Galax, Virginia; Patrick Henry National Bank, Bassett, Virginia; Patriot Bank, National Association, Fredericksburg, Virginia; Peoples National Bank, Danville, Virginia; and Shenandoah National Bank, Staunton, Virginia. The Corporation also acquires funds for site acquisition and development from banks other than Carter Bank & Trust. The Corporation and its subsidiary Blackstone Properties, LLC (Blackstone) also own and lease two shopping centers, a restaurant and an office park.

The Corporation does not have any paid employees or directors. All of its accounting, other professional services, record keeping and other operational needs will be met by other organizations on a fee-for-service basis. It is contemplated that such fees will be based on time expended plus reimbursable expenses. It is anticipated that such costs and expenses will be covered by the lease payments from the lease of the bank branches. At the present time, Bank Services of Virginia, Inc. provides these services. Bank Services also currently provides various bookkeeping and related services for Carter Bank & Trust.

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation and Consolidation

All intercompany transactions between the Corporation and Blackstone have been eliminated in these consolidated financial statements.

Cash and Cash Equivalents

The Corporation considers all highly liquid investments with a purchased maturity of three months or less to be cash and cash equivalents.

Leases and Other Income

The Corporation leases its properties under noncancellable operating leases. Lease income is recognized ratably over the lease term. Other income represents fees charged to tenants for maintenance, insurance, and taxes as incurred.

Accounts Receivable and Bad Debts

Receivables are charged to bad debt expense when they are determined to be uncollectible, based upon a periodic review of the accounts by management.

Other Assets

Other assets represent loan origination fees being ratably amortized over the life of the loan and are included in other assets. Accumulated amortization of loan fees amounted to $117,233 and $100,319 at December 31, 2006 and 2005, respectively.

Property

Property is stated at cost and is depreciated using the straight-line method over the estimated useful lives (40 years) of the assets.

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In accordance with FASB Statement No. 144 “Accounting for Impairment of Disposal of Long-Lived Assets” the Corporation reviews long-lived assets held and used by it for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements. Such estimates also affect the reported amounts of revenues and expenses during the reporting period. Actual results could vary from these estimates.

Income Taxes

Deferred taxes are provided on the asset and liability method. Deferred tax assets are recognized for deductible temporary differences and operating loss and tax credit carryforwards, and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax return bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment. The only significant timing differences consists of loan origination fees, that are expensed, for income tax purposes, when incurred, but amortized over the life of the related loan for financial reporting purposes.

Earnings Per Share

Basic earnings per share (EPS) excludes dilution and is computed by dividing income available to common shareholders by the weighted average number of shares outstanding for the period. Diluted EPS reflects the potential dilution that could occur if securities or other contracts to issue common stock were issued, converted into common stock or resulted in the issuance of common stock that then shared in the earnings of the entity. The Corporation had no common stock equivalents during the periods ended December 31, 2006, 2005, and 2004; therefore, diluted earnings per share equals basic earnings per share.

Acquisition and Classification of Real Estate Assets

The majority (80%) of the Corporation’s properties are acquired from Carter Bank & Trust at carrying value. Each acquisition from Carter Bank & Trust is evaluated under SFAS No. 98, “Accounting for Leases; Sale-Leaseback Transactions Involving Real Estate; Sales-Type Leases of Real Estate; Definition of the Lease Term; Initial Direct Costs of Direct Financing Lease,” to determine whether the transfer qualifies as an accounting sale from and leaseback to the Participating Bank. Once Management determines that sale leaseback accounting is appropriate, directly owned and leased assets are classified as real estate held and leased under the operating method, or as net investment in at the inception of a lease, for financial reporting purposes. This classification is based on several criteria, including, but not limited to, estimates of the remaining economic life of the leased assets and the calculation of the present value of future minimum rents. The classification criteria are intended to indicate whether the risks and rewards of ownership are retained by the lessor or substantially transferred to the lessee. As Management has determined that the criteria for classification as an operating lease are met, and that the Corporation retains the risks and rewards of ownership, all of the Corporation’s leases are currently classified as operating leases.

Dispositions and Impairment of Real Estate

Gains and losses on dispositions of real estate are recognized upon sale of the underlying project in accordance with Statement of Financial Accounting Standards No. 66, “Accounting for Sales of Real Estate.” The Corporation evaluates each real estate sale transaction to determine if it qualifies for gain recognition under the full accrual method. If the transaction does not meet the criteria for the full accrual method of profit recognition based on the Corporation’s assessment, the Corporation accounts for a sale based on an appropriate deferral method determined by the nature and extent of the buyer’s investment and the Corporation’s continuing involvement. All of the Corporation’s sales are recorded under the full accrual method.

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Recent Accounting Pronouncements

In May 2005, the FASB issued Statement No. 154, “Accounting Changes and Error Corrections – a replacement of APB Opinion No. 20 and FASB Statement No. 3.” This Statement requires retrospective application to prior period financial statements of changes in accounting principle, unless it is impracticable to determine either the period-specific effects or the cumulative effect of the change. When it is impracticable to determine the period-specific effects of an accounting change on one or more individual prior periods presented, this Statement requires that the new accounting principle be applied to the balance of assets and liabilities as of the beginning of the earliest period for which retrospective application is practicable and that a corresponding adjustment be made to the opening balance of retained earnings. This Statement improves financial reporting because its requirement to report voluntary changes in accounting principles via retrospective application, unless impracticable, enhances the consistency of the financial information between periods. This Statement is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005. Adoption of this statement had no material impact on the Corporation’s financial condition or results of operations or cash flows.

In February 2006, the FASB issued SFAS No. 155, “Accounting for Certain Hybrid Financial Instruments – an amendment of FASB Statements No. 133 and 140.” This statement amends Statements No. 133 and 140 by: permitting fair value remeasurement for any hybrid financial instrument with an embedded derivative that otherwise would require bifurcation; clarifying which interest-only strips and principal-only strips are not subject to the requirements of Statement No. 133; establishing a requirement to evaluate interests in securitized financial assets to identify interest that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation; clarifying that concentrations of credit risk in the form of subordination are not embedded derivatives; and amending Statement No. 140 to eliminate the prohibition on a qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. The statement is effective for fiscal years beginning after September 15, 2006. The adoption of this standard is not anticipated to have a material impact on financial condition, result of operations or cash flows.

In July 2006, the FASB issued FASB Interpretation No. 48 (FIN 48), “Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement 109,” which provides guidance on the measurement, recognition, and disclosure of tax positions taken or expected to be taken in a tax return. The interpretation also provides guidance on derecognition, classification, interest and penalties, and disclosure, FIN 48 prescribes that a tax position should only be recognized if it is more-likely-than-not that the position will be sustained upon examination by the appropriate taxing authority. A tax position that meets this threshold is measured as the largest amount of benefit that is more-likely-than-not (greater than 50 percent) realized upon ultimate settlement. The cumulative effect of applying FIN 48 is to be reported as an adjustment to the beginning balance of retained earnings in the period of adoption. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Corporation is assessing the impact, if any, that adoption may have on its financial statements.

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements,” SFAS 157 establishes a framework for measuring fair value in generally accepted accounting principles (“GAAP”), and expands disclosures about fair value measurements. While the Statement applies under other accounting prouncements that require or permit fair value measurements, it does not require any new fair value measurements. SFAS No. 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in an orderly transaction between market participants at the measurement date. In addition, the Statement establishes a fair value hierarchy, which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. Lastly, SFAS No. 157 requires additional disclosures for each interim and annual period separately for each major category of assets and liabilities. The Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Managements does not expect the adoption of this Statement to have a material impact on the Corporation’s financial statements.

In September 2006, the Securities and Exchange Commission (the “SEC”) released Staff Accounting Bulletin No. 108 (“SAB 108”), which provides detail in the quantification and correction of financial statement misstatements. SAB 108 specifies that companies should apply a combination of the “rollover” and “iron curtain” methodologies when making determinations of materiality. The rollover method quantifies a misstatement based on the amount of the error originating in the current year income statement. The iron curtain approach quantifies misstatements based on the effects of correcting the misstatement existing in the balance sheet at the end of the current year, regardless of the year (s) of origination. SAB 108 instructs companies to quantify the misstatement under both

26

methodologies and if either method results in the determination of a material error, then the company must adjust its financial statements to correct the error. SAB 108 also reminds preparers that a change from an accounting principle that is not generally accepted to a principle that is generally accepted is a correction of an error. The Bulletin is effective for annual financial statements covering the first fiscal year ending after November 15, 2006. Management does not expect the adoption of this Bulletin to have a material impact on the Corporation’s consolidated financial statements.

NOTE 3 - PROPERTY AND EQUIPMENT

Property and equipment consists of the following at December 31:

	2006	2005
Land	$10,133,050	$10,130,519
Buildings	26,596,568	26,541,536

	36,729,618	36,672,055
Less – accumulated depreciation	(5,073,373)	(4,405,660)

	$31,656,245	$32,266,395

NOTE 4 - LEASES

The primary purpose of the Corporation is to acquire and develop property for lease as bank offices to Carter Bank & Trust. The selection of sites and construction of the offices is performed by Carter Bank & Trust to ensure the needs of the Bank are met. There are, however, no commitments on the part of Carter Bank & Trust to present prospective office properties to the Corporation, nor are there any commitments on the part of the Corporation to accept any prospective office properties offered by Carter Bank & Trust.

At December 31, 2006, the Corporation owned 46 offices that are leased to Carter Bank and Trust under triple net operating leases. The Bank is responsible for all property taxes, insurance and maintenance costs on each leased office. The Corporation incurs both interest and depreciation expense related to each office as well as other, minimal operating costs. In addition, the Corporation and its subsidiary own several non-bank commercial properties.

The Corporation leases substantially all of its property under noncancellable long-term operating leases. Future minimum payments due under existing leases were as follows at December 31, 2006:

2007	3,716,304
2008	3,771,102
2009	3,774,765
2010	3,778,464
2011	3,782,201
Thereafter	14,428,838

$33,251,674

A number of tenants leasing the Corporation’s non-bank commercial properties have leases that expire over the next five years. Most of these have renewal options that may be exercised. If this occurs, the lease payments over the next five years will be higher than the amounts listed above.

27

NOTE 5 - LONG-TERM DEBT

Long-term debt consists of the following at December 31:

	2006	2005
Mortgage loan secured by real estate (shopping center) and related leases. Monthly payments are $19,403, including principal and interest at 8.25%, with the final payment due in 2012.	$976,720	$1,122,386

Mortgage loan secured by real estate (shopping center) and related leases. Monthly payments are $8,418, including principal and interest at 7.00%, with the final payment in 2011.	413,209	482,638

Mortgage loan secured by real estate (shopping center) and related leases. Monthly payments are $18,175, including principal and interest at 8.38%, with the final payment due in 2018.	1,738,602	1,830,305

Mortgage loan secured by real estate and lease for a Golden Corral restaurant. Monthly payments are $16,302, including principal and interest at 6.0%, with the final payment due in 2013.	1,147,225	1,269,984

Mortgage loan secured by real estate (office park) and related leases. Monthly payments are $17,444, including principal and interest at 7.00%, with the final payment due in 2021.	1,928,492	2,000,085

Mortgage loans secured by real estate (branch bank facilities) and related leases. Monthly payments at December 31, 2006 are $212,379, including principal and interest, with the final payments due from 2017 to 2024. Interest rates range from 6.00% to 8.75% at December 31, 2006, and are subject to adjustments at various times.	23,561,434	24,174,414

	29,765,682	30,879,812
Less current portion	(1,619,268)	(3,373,848)

	$28,146,414	$27,505,964

Maturities of long-term debt at December 31, 2006 are as follows:

2007	1,619,268
2008	1,752,639
2009	1,897,122
2010	2,053,651
2011	2,197,465
Thereafter	20,245,537

$29,765,682

NOTE 6 - INCOME TAXES

The income tax expense consists of the following:

	2006	2005	2004
Current	$150,358	$202,620	$194,204
Deferred	(3,868)	(12,677)	(1,052)

	$146,490	$189,943	$193,152

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Income tax expense differs from the amount of income tax determined by applying the U.S. federal income tax rate to pretax income due to the following:

	2006	2005	2004
Tax expense computed by applying federal statutory rates to income before income taxes	$125,504	$159,277	$160,928
State income taxes	21,436	30,666	32,224

	$146,940	$189,943	$193,152

There were no significant deferred tax assets or liabilities at December 31, 2006 or 2005.

NOTE 7 - RELATED PARTY TRANSACTIONS

The Chairman of the Board and President of the Corporation serves in a similar capacity for Carter Bank & Trust.

At December 31, 2006 and 2005, the Corporation had outstanding mortgage loans with the Banks totaling $28,788,961 and $29,757,426, respectively. The largest aggregate amount outstanding under mortgage loans with the Bank for 2006 and 2005 was $29,757,426 and $30,724,017, respectively. The Corporation is directly obligated on these loans. No mortgage loans were obtained from the Bank in 2006; principal payments on these loans were $968,464 for 2006, and $985,132 for 2005. The Corporation also leases branch-banking locations to the Bank. Lease income received from the Bank was $2,761,592 in 2006, and $2,641,855 in 2005.

At December 31, 2006, the Corporation had accrued interest to the Bank of $196,452 and $187,773 at December 31, 2005. Total interest expense paid to the Bank was $2,275,686 for 2006, and $2,139,285 for 2005.

Information regarding the interest rates payable on these mortgage loans is contained under the caption “Properties” in Item 6 hereof and such information is incorporated herein by reference.

At December 31, 2006, the Corporation had a demand note payable to Carter Bank & Trust for $475,000 at 8% interest entered into on December 29, 2006 and a note for $90,000 payable to the Mortgage Company of Virginia’s non-qualified plan for the benefit of the President at 8% entered into on November 29, 2006. Interest paid on these loans for the year ended December 31, 2006 amounted to $839. The Corporation had a demand note payable to the President at December 31, 2005 of $25,000 at 6% interest entered into on December 19, 2005 paid in full on September 15, 2006 and a demand note payable entered into on September 15, 2006 for $300,000 at 8% interest paid in full on December 28, 2006. Interest on the two notes paid in full during 2006 was $8,014. The Corporation entered into a demand note payable to Patrick Henry National Bank (merged into Carter Bank & Trust-see Note 1) on September 29, 2006 for $75,000 at 8% interest paid in full on November 17, 2006. The interest paid on this note for the year ended December 31, 2006 was $1,183. These funds were used for operations.

NOTE 8 - FAIR VALUE OF FINANCIAL INSTRUMENTS

Statement of Financial Accounting Standards No. 107, Disclosures about Fair Values of Financial Instruments, requires the Corporation to disclose the estimated fair values of its financial assets and liabilities. The estimated fair values were determined using the following assumptions:

Cash: The carrying value of cash approximates fair value.

Notes Payable: The carrying value of the notes payable approximates fair value.

Long-term Debt: The fair value of long-term debt is estimated by discounting the anticipated cash flows using estimated market rates for similar loans available in the Corporation’s market area.

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	2006		2005
	Carrying Value	Fair Value	Carrying Value	Fair Value
Financial assets
Cash	$88,277	$88,277	$$110,119	$110,119

Financial liabilities
Notes payable	$565,000	$565,000	$25,000	$25,000
Long-term debt	29,765,682	28,969,100	30,879,812	31,584,017

	$30,330,682	$29,534,100	$30,904,812	$31,609,017

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Exhibit 31

CERTIFICATION

I, Worth Harris Carter, Jr., certify that:

1.	I have reviewed this annual report on Form 10-KSB of Bank Building Corporation;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.	Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the small business issuer as of, and for, the periods presented in this report;

4.	I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the small business issuer and have:

(a)	Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under my supervision, to ensure that material information relating to the small business issuer, including its consolidated subsidiaries, is made known to me by others within those entities, particularly during the period in which this report is being prepared;

(b)	Evaluated the effectiveness of the small business issuer’s disclosure controls and procedures and presented in this report my conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(c)	Disclosed in this report any change in the small business issuer’s internal control over financial reporting that occurred during the small business issuer’s most recent fiscal quarter (the small business issuer’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the small business issuer’s internal control over financial reporting; and

5.	I have disclosed, based on my most recent evaluation of internal control over financial reporting, to the small business issuer’s auditors and the audit committee of the small business issuer’s board of directors (or persons performing the equivalent functions):

(a)	All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the small business issuer’s ability to record, process, summarize and report financial information; and

(b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the small business issuer’s internal control over financial reporting.

Date: March 29, 2007	/s/ Worth Harris Carter, Jr.
Worth Harris Carter, Jr.
Chairman of the Board and President
(principal executive, principal financial and principal accounting officer)

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EXHIBIT 32

Certification Pursuant to § 906 of the

Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350)

The undersigned, as the Chairman of the Board and President of Bank Building Corporation, certifies that to the best of his knowledge and belief the Annual Report on Form 10-KSB for the period ended December 31, 2006, which accompanies this certification, fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and the information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of Bank Building Corporation at the dates and for the periods indicated. The foregoing certification is made pursuant to § 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350) and shall not be relied upon for any other purpose. The undersigned expressly disclaims any obligation to update the foregoing certification except as required by law.

Date: March 29, 2007	/s/ Worth Harris Carter, Jr.
Worth Harris Carter, Jr.
Chairman of the Board and President
(principal executive, principal financial,and principal accounting officer)

32

Annex F

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 10-QSB

☒	QUARTERLY REPORT UNDER SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the quarterly period ended September 30, 2007

☐	TRANSITION REPORT UNDER SECTION 13 OR 15(d) OF THE EXCHANGE ACT

For the transition period from              to

Commission file number 33-64520

BANK BUILDING CORPORATION

(Exact name of small business issuer as specified in its charter)

Virginia	54-1714800
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

1300 Kings Mountain Road, Martinsville, Virginia 24112

(Address of principal executive offices)

(276) 656-1776

(Issuer’s telephone number)

(Former name, former address and former fiscal year, if changed since last report)

Check whether the issuer (1) filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.    Yes  ☒    No  ☐

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).    Yes  ☐    No  ☒

There are 398,244 shares of the issuer’s common stock outstanding as of November 13, 2007.

Transitional Small Business Disclosure Format (Check one):    Yes  ☐    No  ☒

2

Part I - Financial Information

Item 1 - Financial Statements.

Consolidated Statements of Financial Condition

	September 30 2007	December 31 2006
	(Unaudited)
Assets
Current assets
Cash	$104,044	$88,277
Accounts receivable	—	54,242
Property – net	31,378,182	31,656,245
Income taxes receivable	14,167	—
Other assets	190,175	179,806

Total assets	31,686,568	31,978,570

Liabilities and Stockholders’ Equity
Current liabilities
Accounts payable	—	1,820
Accrued interest	237,741	196,452
Current portion of long-term debt	1,733,290	1,619,268
Notes payable	907,000	565,000

Total current liabilities	2,878,030	2,382,540

Long-term liabilities
Long-term debt—net of current portion	27,161,133	28,146,414
Deferred income taxes	62,445	62,445

Total long-term liabilities	27,223,578	28,208,859

Total liabilities	30,101,608	30,591,399

Stockholders’ equity
Common Stock, no par value, 400,000 shares authorized; 398,244 shares issued and outstanding
Retained earnings	1,584,960	1,387,171

Total stockholders’ equity	1,584,960	1,387,171

Total liabilities and stockholders’ equity	$31,686,568	$31,978,570

The accompanying notes are an integral part of these consolidated financial statements.

3

Consolidated Statements of Income

(Unaudited)

	Nine Months Ended September 30		Three Months Ended September 30
	2007	2006	2007	2006
	(Unaudited)		(Unaudited)
Income
Lease income	$3,022,218	$2,930,620	$1,007,967	$993,531
Gain on sale of property	—	—	—	—

Total income	3,022,218	2,930,620	1,007,967	993,531

Operating Expenses
Interest	1,852,046	1,779,395	615,097	592,843
Depreciation	500,784	504,518	166,928	168,173
Amortization	12,685	—	4,228	—
Taxes and insurance	18,494	30,157	—	30,157
Repairs	164,719	137,772	35,016	36,226
Professional fees	65,288	42,849	1,980	8,768
Other	108,522	94,336	31,303	1,047

Total operating expenses	2,722,538	2,589,027	854,553	837,214

Income before income taxes	299,680	341,593	153,414	156,317

Income taxes	101,891	116,142	52,161	50,938

Net income	$197,789	$225,451	101,253	$105,379

Retained earnings, beginning of period	1,387,171	1,161,719	—	—

Retained earnings, end of period	1,584,960	1,387,170	101,253	$105,379

Basic and diluted earnings per share	$0.50	$0.57	$0.25	$0.26

The accompanying notes are an integral part of these consolidated financial statements.

4

Consolidated Statements of Cash Flows

	Nine Months ended September 30,
	2007	2006
	(Unaudited)
Cash flows from operating activities
Net Income	$197,789	$225,451
Adjustments to reconcile to net cash from operating activities:
Depreciation	500,784	504,518
Change in:
Accounts Receivable	54,242	—
Income taxes receivable	(14,167)	—
Other assets	(10,369)	(90,304)
Accounts payable	(1,820)	(27,328)
Accrued interest	41,289	2,194
Income taxes payable	—	(171,515)

Net cash from operating activities	767,748	443,016

Cash flows from investing activities
Purchase of property	(222,722)	(1,892)

Net cash from investing activities	(222,722)	(1,892)

Cash flows from financing activities
Repayment of long-term debt	(871,259)	(828,947)
Proceeds from notes payable	342,000	350,000

Net cash from financing activities	(529,259)	(478,947)

Net change in cash	15,767	(37,823)

Cash—beginning of period	88,277	110,119

Cash—end of period	$104,044	$72,296

Supplemental disclosures of cash flow information
Cash paid for interest	$1,810,758	$1,777,201
Cash paid for income taxes	$61,816	$300,253

The accompanying notes are an integral part of these consolidated financial statements.

5

Notes to Consolidated Financial Statements

1. Presentation of Statements

In the opinion of management, the accompanying unaudited consolidated financial statements contain all adjustments (all of which were normal recurring accruals) considered necessary for a fair presentation of financial position, results of operations and cash flows for the interim periods.

The accompanying financial statements include the Corporation’s wholly-owned subsidiary, Blackstone Properties, LLC. All intercompany transactions between the Corporation and Blackstone Properties have been eliminated in these statements. Blackstone Properties owns a shopping center in southside Virginia and an office park in Roanoke, Virginia, and leases space to a number of retail tenants.

The results of operations for the interim period ended September 30, 2007 are not necessarily indicative of the results which may be expected for the full year ending December 31, 2007. These unaudited financial statements should be read in conjunction with the financial statements and footnotes thereto and accounting policies included in the Corporation’s 2006 Form 10-KSB filed with the Securities and Exchange Commission (SEC).

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and income and expenses during the reporting period. Actual results could differ from those estimates.

Item 2 - Management’s Discussion and Analysis or Plan of Operation.

This report contains statements concerning the Corporation’s expectations, plans, objectives, future financial performance and other statements that are not historical facts. These statements may constitute “forward-looking statements” as defined by federal securities laws. In some cases, readers can identify the forward-looking statements by the use of words such as “may,” “ will,” “should,” “could,” “expect,” “plan,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative or other variations of these words, or other comparable words or phrases. These statements may address issues that involve estimates and assumptions made by management, risks and uncertainties, and actual results could differ materially from historical results or those anticipated by such statements. Factors that could have a material adverse effect on the Corporation’s operations and future prospects include, but are not limited to: desired business strategies, general economic conditions, interest rates, developments in local and national markets, and other matters, which, by their nature, are subject to significant uncertainties. These risks and uncertainties should be considered in evaluating the forward-looking statements contained herein, and readers are cautioned not to place undue reliance on such statements, which speak only as of the date of this report.

General

The primary purpose of Bank Building Corporation (the Corporation) is to acquire and develop property for lease as bank offices to Carter Bank & Trust (the Bank). Carter Bank & Trust commenced business on December 29, 2006, with the concurrent merging of the following ten Banks (the Merger): Blue Ridge Bank, National Association, Floyd, Virginia; Central National Bank, Lynchburg, Virginia; Community National Bank, South Boston, Virginia; First National Bank, Rocky Mount, Virginia; First National Exchange Bank, Roanoke, Virginia; Mountain National Bank, Galax, Virginia; Patrick Henry National Bank, Bassett, Virginia; Patriot Bank, National Association, Fredericksburg, Virginia; Peoples National Bank, Danville, Virginia; and Shenandoah National Bank, Staunton, Virginia (collectively, the Merged Banks). The Corporation also acquires funds for site acquisition and development from banks other than the Bank.

6

Prior to the Merger, the primary purpose of the Corporation was to acquire and develop property for lease as bank offices to the Merged Banks. The Corporation intends to continue conducting its business in substantially the same manner as it did prior to the Merger.

The selection of sites and construction of the offices is performed by the Bank to insure the needs of the Bank are met. Should the Corporation decide to participate in the particular project, the site is titled in the name of the Corporation and all loans in connection with the site are made to the Corporation. There are, however, no commitments on the part of the Bank to present prospective office properties to the Corporation, nor are there any commitments on the part of the Corporation to accept any prospective office properties offered by the Bank.

Following construction of a bank branch, the property is leased to the Bank under a triple net operating lease. The Bank is responsible for all property taxes, insurance and maintenance costs on that office. It is anticipated that the lease payments and other costs approximate the cost which would have been experienced by the Bank had the office been developed by the Bank or leased from a third party. The lease payments cover all acquisition and loan costs and other costs associated with the site (just as though the Bank had acquired the site itself) plus a small additional fee to cover the accounting and processing costs.

In order to obtain the most desirable branch locations it is often necessary to acquire more property than will be required for an individual office. Currently, banking regulations restrict the ability of banks to acquire such property if it is not used for banking purposes. The Corporation is not subject to such restrictions and can acquire the most desirable property and either sell any excess property or develop it for subsequent sale or lease to other parties.

Regardless of the size of any given property purchased by the Corporation, the lease with the Bank includes only the portion of the property utilized for the branch. The allocation of costs between the branch site and other property is based on the relative size and market value of each segment. Any property other than that used for the branch will be developed, leased or sold by the Corporation. Any buildings or other developments on this property will be compatible with the design of the bank office and consistent with the conduct of the business of banking.

Both interest and depreciation expenses are incurred on each office as well as other, minimal operating costs. These expenses will result in net operating losses during the initial years of each project although adequate cash flow from rental payments is expected to be available to meet all cash needs. During the initial lease term, all leases will be structured for the adjustments to the monthly lease payments to track adjustments in the payments required by the underlying mortgage. After the initial period of the lease, terms will be renegotiated. Such terms could provide for lease payments in excess of or less than payments required by the underlying mortgage and operating expenses. Additionally, the Bank may determine not to renew its lease on a particular branch. Under these circumstances, such branch could be sold or leased to another tenant. Such sale or lease could be profitable, although there can be no assurance that this will occur.

While it is anticipated that renewed leases with the Bank will produce sufficient rental payments to cover mortgage payments and other costs, there can be no assurance that this will, in fact, be accomplished. Failure to obtain renewal lease payments sufficient to cover these costs may result in a forced sale or foreclosure of the particular branch at a loss.

The Corporation does not have any paid employees or directors. All of its accounting, other professional services, record keeping and other operational needs will be met by other organizations on a fee-for-service basis. It is contemplated that such fees will be based on time expended plus reimbursable expenses. It is anticipated that such costs and expenses will be covered by the lease payments from the lease of the bank branches. At the present time, Bank Services of Virginia, Inc. provides these services. Bank Services of Virginia, Inc. is a bank service corporation owned by the Bank that currently provides various bookkeeping and related services to the Bank. Bank Services of Virginia, Inc. is a subsidiary of The Mortgage Company of Virginia, which is the wholly-owned subsidiary of Carter Bank & Trust.

Critical Accounting Policies

As of September 30, 2007, there have been no significant changes with regard to the application of critical accounting policies and estimates disclosed in “Management’s Discussion and Analysis” in the Corporation’s annual

7

report on Form 10-KSB for the fiscal year ended December 31, 2006. The policies disclosed included: Accounting for the Acquisition and Classification of Real Estate Assets and Accounting for Dispositions and Impairment of Real Estate.

Properties

As of September 30, 2007, the Corporation owned 46 offices that are leased to the Bank under triple net operating leases. The Bank is responsible for all property taxes, insurance and maintenance costs on each leased office. The Corporation incurs interest and depreciation expenses related to each office as well as other, minimal operating costs.

The Corporation also owns the Westlake Corner Shopping Center near Smith Mountain Lake. This center consists of 50,000 square feet of space on 29 acres. The anchor tenants for the center are Food Lion, Revco, and Family Dollar Store. First National Bank, Rocky Mount (one of the merged banks), Virginia opened an office on a portion of this property on June 5, 1998; this office is now a branch of Carter Bank & Trust.

The Corporation also owns Blackstone Properties, LLC, a wholly owned subsidiary. Blackstone Properties owns two properties: a shopping center in southside Virginia and Executive Office Park, an office complex located in Roanoke, Virginia. The shopping center maintains various retail tenants. Executive Office Park is an office complex consisting of six separate buildings containing approximately 54,000 square feet of space divided into 28 suites. The Corporation also owns a Golden Corral Restaurant in Raleigh, North Carolina, which is leased to a third party.

Operating Results

Net Income. For the first nine months of 2007, the Corporation generated net income of $197,789 compared to $225,451 for the same period of the previous year, for a decrease of $27,662 or 12%. The decrease in net income is primarily attributable to the increase in all operating expenses with the exception of taxes and insurance and depreciation. The increase in the repair expense is mainly due to work done on the shopping centers and Executive Park Office. Lease income was 100% of total income for the first nine months of 2007 and 2006. Lease income has historically been the Corporation’s principal source of revenue.

Operating Expenses. Operating expenses for the first nine months of 2007 were $2,722,538 as compared to $2,589,027 for the same period of 2006. This increase of $133,511 or 5%, is due to increases in all categories with the exception of depreciation and taxes and insurance which decreased. Depreciation and interest expense have historically been the Corporation’s principal operating expenses.

Interest expense increased to $1,852,046 for the first nine months of 2007 from $1,779,395 in the same period of 2006, for an increase of $72,651 or 4%. The increase in interest expense was due to an increase in interest rates under certain variable rate mortgages which repriced in the first quarter of 2007 and notes payable issued to the Mortgage Company of Virginia’s non-qualified plan for the benefit of the President and to C & C Realty.

Depreciation expense decreased slightly to $500,784 in the first nine months of 2007 from $504,518 in the same period of 2006, for a decrease of $3,734 or less than 1%.

Other operating expenses increased to $357,023 for the first nine months of 2007 from $305,114 in the same period of 2006, for an increase of $51,909 or 17%. All categories of the other operating expenses increased, with the exception of the category of taxes and insurance which decreased . Other expense consists largely of operational utilities and management fees for the shopping center.

Financial Condition, Liquidity and Capital Resources

Liquidity describes the ability of a company to generate sufficient cash flows to meet the cash requirements of business operations. The Corporation’s main source of liquidity is lease income. Cash outflows consist of payments for operating expenses, interest expense, income taxes, and repayment of mortgage borrowings. The Corporation’s cash flow from operations was $767,748 for the first nine months of 2007 compared to $443,016 for the same period of 2006.

8

As of September 30, 2007, the Corporation’s main source of liquidity consisted of $104,044 cash. In addition, the Corporation owns real estate having an aggregate book value of approximately $31,378,182. Management believes that its cash flow from operations and these other potential sources of cash will be sufficient to finance current and projected operations.

The Corporation has not paid dividends to its shareholders.

Off-Balance Sheet Arrangements

The Corporation does not have any off-balance sheet arrangements.

Recent Accounting Pronouncements

In February 2006, The FASB issued SFAS No. 155, “Accounting for Certain Hybrid Financial Instruments – an amendment of FASB Statements No. 133 and 140.” This statement amends Statements No. 133 and 140 by: permitting fair value re-measurement for any hybrid financial instrument with an embedded derivative that otherwise would require bifurcation; clarifying which interest-only strips and principal-only strips are not subject to the requirements of Statement No. 133; establishing a requirement to evaluate interests in securitized financial assets to identify interest that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation; clarifying that concentrations of credit risk in the form of subordination are not embedded derivatives; and amending Statement No. 140 to eliminate the prohibition on a qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. The statement is effective for fiscal years beginning after September 15, 2006. The adoption of this standard is not anticipated to have a material impact on financial condition, result of operations or cash flows.

In July 2006, the FASB issued FASB Interpretation No. 48 (FIN 48), “Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement 109,” which provides guidance on the measurement, recognition, and disclosure of tax positions taken or expected to be taken in a tax return. The interpretation also provides guidance on de-recognition, classification, interest and penalties, and disclosure, FIN 48 prescribes that a tax position should only be recognized if it is more-likely-than-not that the position will be sustained upon examination by the appropriate taxing authority. A tax position that meets this threshold is measured as the largest amount of benefit that is more likely than not (greater than 50 percent) realized upon ultimate settlement. The cumulative effect of applying FIN 48 is to be reported as an adjustment to the beginning balance of retained earnings in the period of adoption. FIN 48 is effective for fiscal years beginning after December 15, 2007. The Corporation is assessing the impact, if any, that adoption may have on its financial statements.

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements,” SFAS 157 establishes a framework for measuring fair value in generally accepted accounting principles (“GAAP”), and expands disclosures about fair value measurements. While the Statement applies under other accounting pronouncements that require or permit fair value measurements, it does not require any new fair value measurements. SFAS No. 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in an orderly transaction between market participants at the measurement date. In addition, the Statement establishes a fair value hierarchy, which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. Lastly, SFAS No. 157 requires additional disclosures for each interim and annual period separately for each major category of assets and liabilities. The Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Management does not expect the adoption of this Statement to have a material impact on the Corporation’s financial statements.

In September 2006, the Securities and Exchange Commission (the “SEC”) released Staff Accounting Bulletin No. 108 (“SAB 108”), which provides detail in the quantification and correction of financial statement misstatements. SAB 108 specifies that companies should apply a combination of the “rollover” and “iron curtain”

9

methodologies when making determinations of materiality. The rollover method quantifies a misstatement based on the amount of the error originating in the current year income statement. The iron curtain approach quantifies misstatements based on the effects of correcting the misstatement existing in the balance sheet at the end of the current year, regardless of the year(s) of origination. SAB 108 instructs companies to quantify the misstatement under both methodologies and if either method results in the determination of a material error, then the Bank must adjust its financial statements to correct the error. SAB 108 also reminds preparers that a change from an accounting principle that is not generally accepted to a principle that is generally accepted is a correction of an error. The Bulletin is effective for annual financial statements covering the first fiscal year ending after November 15, 2006. Management does not expect the adoption of this Bulletin to have a material impact on the Corporation’s consolidated financial statements.

Item 3 - Controls and Procedures.

The Corporation maintains a system of disclosure controls and procedures that is designed to ensure that material information is accumulated and communicated to management, including the Corporation’s president and secretary and treasurer (who are currently the Corporation’s principal executive officer and principal financial officer, respectively), as appropriate to allow timely decisions regarding required disclosure. As required, during the preparation of this report, management, with the participation of the Corporation’s president and secretary and treasurer, evaluated the effectiveness of the design and operation of the Corporation’s disclosure controls and procedures.

Based on this evaluation, the Corporation’s president and secretary and treasurer concluded that the Corporation’s disclosure controls and procedures were operating effectively as of the end of the period covered by this report.

Because of the inherent limitations in all control systems, no evaluation of controls can provide absolute assurance that the Corporation’s disclosure controls and procedures will detect or uncover every situation involving the failure of persons within the Corporation to disclose material information otherwise required to be set forth in the Corporation’s periodic reports.

The Corporation’s management is also responsible for establishing and maintaining adequate internal control over financial reporting to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles.

There were no changes in the Corporation’s internal control over financial reporting during the second quarter of 2007 that materially affected, or are reasonably likely to materially affect, the Corporation’s internal control over financial reporting.

Part II - Other Information

Item 1 - Legal Proceedings.

There are no material pending legal proceedings to which the Corporation is a party or to which any of the Corporation’s property is subject.

Item 2 - Unregistered Sales of Equity Securities and Use of Proceeds.

The Corporation did not sell or repurchase any of its equity securities during the period covered by this report.

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Item 3 - Defaults Upon Senior Securities.

There have been no defaults on any securities.

Item 4 - Submission of Matters to a Vote of Security Holders.

There were no matters presented to a vote of security holders during the period covered by this report.

Item 5 - Other Information.

None.

Item 6 - Exhibits.

Exhibits.

3.1	Articles of Incorporation (incorporated by reference to Exhibit 3.1 to Form SB-2 filed with the SEC on June 16, 1993)

3.2	Bylaws (incorporated by reference to Exhibit 3.2 to Form SB-2 filed with the SEC on June 16, 1993)

31.1	Certification by principal executive officer pursuant to Rule 13a-14(a)

31.2	Certification by principal financial officer pursuant to Rule 13a-14(a)

32	Certification of principal executive officer and principal financial officer pursuant to 18 U.S.C. § 1350

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SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BANK BUILDING CORPORATION

DATE: November 13, 2007	BY:	/s/ Worth Harris Carter, Jr.
Worth Harris Carter, Jr.
Chairman of the Board and President
(principal executive officer)

DATE: November 13, 2007	BY:	/s/ Jane Ann Davis
Jane Ann Davis
Secretary and Treasurer
(principal financial and accounting officer)

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Exhibit 31.1

CERTIFICATION

I, Worth Harris Carter, Jr., certify that:

1.	I have reviewed this quarterly report on Form 10-QSB of Bank Building Corporation;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.	Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the small business issuer as of, and for, the periods presented in this report;

4.	The small business issuer’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the small business issuer and have:

(a)	Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the small business issuer, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)	Evaluated the effectiveness of the small business issuer’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(c)	Disclosed in this report any change in the small business issuer’s internal control over financial reporting that occurred during the small business issuer’s most recent fiscal quarter (the small business issuer’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the small business issuer’s internal control over financial reporting; and

5.	The small business issuer’s other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the small business issuer’s auditors and the audit committee of the small business issuer’s board of directors (or persons performing the equivalent functions):

(a)	All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the small business issuer’s ability to record, process, summarize and report financial information; and

(b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the small business issuer’s internal control over financial reporting.

DATE: November 13, 2007	/s/ Worth Harris Carter, Jr.
Worth Harris Carter, Jr.
Chairman of the Board and President
(principal executive officer)

Exhibit 31.2

CERTIFICATION

I, Jane Ann Davis, certify that:

1.	I have reviewed this quarterly report on Form 10-QSB of Bank Building Corporation;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.	Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the small business issuer as of, and for, the periods presented in this report;

4.	The small business issuer’s other certifying officer and I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the small business issuer and have:

(a)	Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the small business issuer, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)	Evaluated the effectiveness of the small business issuer’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(c)	Disclosed in this report any change in the small business issuer’s internal control over financial reporting that occurred during the small business issuer’s most recent fiscal quarter (the small business issuer’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the small business issuer’s internal control over financial reporting; and

5.	The small business issuer’s other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the small business issuer’s auditors and the audit committee of the small business issuer’s board of directors (or persons performing the equivalent functions):

(a)	All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the small business issuer’s ability to record, process, summarize and report financial information; and

(b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the small business issuer’s internal control over financial reporting.

DATE: November 13, 2007	/s/ Jane Ann Davis
Jane Ann Davis
Secretary and Treasurer
(principal financial officer)

Exhibit 32

Certification Pursuant to § 906 of the

Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350)

The undersigned, as the Chairman of the Board and President and the Secretary and Tresurer of Bank Building Corporation, respectively, certify that, to the best of their knowledge and belief, the Quarterly Report on Form 10-QSB for the period ended September 30, 2007, which accompanies this certification fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and the information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of Bank Building Corporation at the dates and for the periods indicated. The foregoing certification is made pursuant to § 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350) and shall not be relied upon for any other purpose. The undersigned expressly disclaim any obligation to update the foregoing certification except as required by law.

DATE: November 13, 2007	/s/ Worth Harris Carter, Jr.
Worth Harris Carter, Jr.
Chairman of the Board and President
(principal executive officer)

DATE: November 13, 2007	/s/ Jane Ann Davis
Jane Ann Davis
Secretary and Treasurer
(principal financial officer)

Annex G

FEDERAL DEPOSIT INSURANCE CORPORATION

Washington, D.C. 20429

FORM 10-K

(Mark One)

☒	ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the fiscal year ended December 31, 2006

or

☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from              to

Commission file number: n/a

CARTER BANK & TRUST

(Exact name of registrant as specified in its charter)

Virginia	20-5539935
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1300 Kings Mountain Road, Martinsville, Virginia	24112
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (276) 656-1776

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Name of each exchange on which registered
n/a	n/a

Securities registered pursuant to Section 12(g) of the Act:

Common stock, $1.00 par value per share

Indicate by check mark if the registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act.    Yes  ☐    No  ☒

Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 or Section 15(d) of the Act.    Yes  ☐    No  ☒

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.    Yes  ☒    No  ☐

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K (§ 229.405 of this chapter) is not contained herein, and will not be contained, to the best of registrant’s knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K.    ☒

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, or a non-accelerated filer. See definition of “accelerated filer and large accelerated filer” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer  ☐    Accelerated filer  ☐     Non-accelerated filer  ☒

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Act).    Yes  ☐    No  ☒

The aggregate market value of Carter Bank & Trust’s common stock held by non-affiliates, computed by reference to the price at which the common stock was last sold, or the average bid and asked price of such common stock, as of July 6, 2007, was $12.50.

There were 24,996,572 shares of common stock of Carter Bank & Trust outstanding as of March 31, 2007.

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PART I

ITEM 1. BUSINESS

Overview

Carter Bank & Trust (“Carter Bank & Trust” or sometimes the “Bank”) is a newly-organized banking institution, incorporated under Virginia law. It is not a member of the Federal Reserve System. Effective December 29, 2006, ten banking institutions, each of which had been in business for a number of years, were merged into Carter Bank & Trust concurrently (the “Merger”). The ten merged banks (each a “Merged Bank” and collectively, the “Merged Banks”), and their respective main office locations, were:

Blue Ridge Bank, N.A.—Floyd, Virginia

Central National Bank—Lynchburg, Virginia

Community National Bank—South Boston, Virginia

First National Bank—Rocky Mount, Virginia

First National Exchange Bank—Roanoke, Virginia

Mountain National Bank—Galax, Virginia

Patrick Henry National Bank—Martinsville, Virginia

Patriot Bank, N.A.—Fredericksburg, Virginia

Peoples National Bank—Danville, Virginia

Shenandoah National Bank—Staunton, Virginia

The main office of Carter Bank & Trust is Martinsville, Virginia. All officers and employees of the Merged Banks have continued as officers and employees of Carter Bank & Trust. Worth Harris Carter, Jr., who served as Chairman of the Board and President of each of the Merged Banks, serves as Chairman of the Board and President of Carter Bank & Trust.

By virtue of the Merger, Carter Bank & Trust, with total assets at December 31, 2006 in excess of $2.6 billion, is now the largest state chartered commercial bank headquartered in Virginia, operating 126 branches in Virginia and North Carolina.

As a result of the Merger, Carter Bank & Trust owns 100% of the capital stock of The Mortgage Company of Virginia, Inc. (“MCOV”). MCOV, in turn, owns 100% of the capital stock of Bank Services of Virginia, Inc. (“BSVA”) and 100% of the capital stock of Bank Services Insurance, Inc. and 50% of the capital stock of Coresoft, Inc. The historical financial information on Carter Bank & Trust as of December 31, 2006, and the combined financial statement of condition on Carter Bank & Trust for the 12 months ended December 31, 2006 is presented on a consolidated basis and includes MCOV and its subsidiaries as of and for the periods then ended.

Senior management of Carter Bank & Trust also serve as senior management of Bank Building Corporation (“BBC”), a publicly-owned, non-banking corporation, and its wholly-owned subsidiary, Blackstone Properties, LLC. BBC leases 46 branch banking offices to Carter Bank & Trust. See Item 13, “Certain Relationships and Related Transactions and Director Independence” for additional information concerning this relationship.

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Background of the Merger

The Merged Banks had a common heritage involving a number of overlapping board memberships, management, and operations, as well as other similar characteristics and joint activities. Each Merged Bank was founded by a group of organizers headed by Worth Harris Carter, Jr., and Mr. Carter served as the Chairman of the Board and President of each of the Merged Banks. Five of the Merged Banks were separately organized (First National Bank in 1974, Patrick Henry National Bank in 1976, Peoples National Bank in 1976, Blue Ridge Bank, N.A. in 1978 and Community National Bank in 1985). Five of the Merged Banks were created by spinning them off from existing Banks (Patriot Bank, N.A. and Central National Bank were created by spinoff from Peoples National Bank in 1996; Mountain National Bank and Shenandoah National Bank were created by spinoff from Patrick Henry National Bank in 1996; and First National Exchange Bank was created by spinoff from First National Bank in 1998). From the inception of each Merged Bank, the Merged Banks shared common senior management, operations (including investment management, interest rate risk management, lending and loan administration, check processing, information technology, and mortgage operations, as well as other areas), and certain of the Merged Banks had overlapping boards of directors.

The original purpose behind each of the Merged Banks was to create local, community sponsored banking organizations which would be responsive to the needs of each of the local communities. Indeed, each of the Merged Banks was very successful in meeting the lending and other needs of the communities that they serve. However, beginning in 2005, the boards of directors of each of the Merged Banks began consideration of a consolidation of the Merged Banks because of changes in the banking business and regulatory environment.

The changes and other factors that caused the boards of directors to consider consolidation included:

•	the opportunity to put a single, “brand name” on the business of the Merged Banks, and to realize the economies from the use of a single name for the organization;

•	the consolidation of the banking industry generally and the greater economic power and resources of larger banks;

•	the increasingly burdensome regulatory environment involving additional recordkeeping and reporting which could be reduced on a consolidated reporting basis by a combined bank;

•

the multiple securities reporting requirements such as the filing of Forms 10-K and 10-KSB, Forms 10-Q and 10-QSB, Form 8-K, annual reports, and other filings made under the Securities Exchange Act of 1934 by eight of the Merged Banks with the Office of the Comptroller of the Currency and the fact that consolidating the Merged Banks into one charter would reduce the filing burden collectively by approximately 85%;

•	expected efficiencies from consolidation of many operations and procedures involving the Merged Banks; and

•	the larger, expanded branching network that would result from consolidation, with increasing convenience to customers of the Merged Banks.

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In view of these considerations, the boards of directors of the respective Merged Banks, facilitated by Mr. Carter, began discussing the advantages and merger synergies that would be created by combining all of the Merged Banks into a single bank.

During the third quarter of 2005, an investment banking advisor, Davenport & Company LLC, was engaged to advise the Merged Banks regarding financial considerations involving the merger. Davenport commenced work on the engagement but did not complete its work because the boards of directors of the Merged Banks determined to suspend discussion of the transaction until 2006 based upon a variety of factors including the anticipated difficulty of closing the transaction during the 2005 calendar year.

During the first quarter of 2006, the boards of directors of each of the Merged Banks determined to again focus on the possibility of combining all of the Merged Banks through a merger. Substantial due diligence was conducted by each of the Merged Banks regarding the other Merged Banks involved in the merger. In addition, Davenport was again engaged to be the financial advisor for all ten Merged Banks for the purposes of providing financial advice and information regarding the fairness of the transaction to each of the Merged Banks. Also during the second quarter of 2006, the Merged Banks, working through management and the boards of directors and their advisors and representatives, negotiated the terms of a draft agreement and plan of merger.

During the period of July 5-7, 2006, the boards of directors of each of the Merged Banks met and unanimously approved the Merger. The agreement and plan of merger was signed on behalf of each of the Merged Banks on July 28, 2006.

The agreement and plan of merger was approved by the shareholders of each of the Merged Banks at special meetings of shareholders called for that purpose and held November 9-14, 2006. See Item 4, “Submission of Matters to a Vote of Security Holders.” The Merger became effective December 29, 2006.

Accounting Treatment of the Merger

Generally accepted accounting standards require that all business combinations be accounted for by the “purchase” method of accounting; therefore, the Merger is being accounted for in this manner. Under the purchase method of accounting, the assets and liabilities of the “acquired” entity or entities are recorded at their fair values and the excess of purchase price over the fair value of net assets is allocated to goodwill. Accordingly, the assets and liabilities of the nine Merged Banks that were deemed to be “acquired” in the Merger, as of the completion of the Merger, were recorded at their fair values and the excess of purchase price over the fair value of net assets of those nine Merged Banks was allocated to goodwill. Commonly, the “acquiring” entity in a business combination transaction is the larger entity; therefore, Peoples National Bank, the largest of the ten Merged Banks, was deemed to be the “acquirer” of each of the other nine Merged Banks for the purpose of applying the purchase method of accounting to the Merger. For this reason, the assets and liabilities of Peoples National Bank were not recorded at fair value in connection with the Merger.

Financial statements of Carter Bank & Trust issued after the consummation of the Merger will reflect values as described above and will not be restated retroactively to reflect the historical position or results of operations of each of the Merged Banks. The operating results of each of the Merged Banks will be reflected in Carter Bank & Trust’s financial statements from and after the date the Merger was consummated. For further information concerning the financial statements included in this report, see “Management’s Discussion and Analysis-Accounting Treatment of the Merger” and “-Financial Statement Presentation” in Item 7 below.

5

General

Market Area. Carter Bank & Trust conducts a general commercial banking business in its two-state service area of Virginia and North Carolina, and focuses on serving the banking needs of small-to-medium sized businesses, professional concerns and individuals.

Goals and Strategy. The Bank’s goal is to be a leading financial institution in its market area by opening new offices and providing a full array of banking services. Management believes that the on-going consolidation of the banking industry has created an opportunity for community-based lenders like the Bank that emphasize retail lending and superior customer service. The Bank’s business strategy is to target individuals, businesses and professionals in its service area for loans, deposits, and other financial services and to explore selected opportunities to establish branches in areas that demographically compliment the Bank’s existing customer base.

Deposits and Loan Products. The Bank offers a full range of deposit services including LIFETIME FREE CHECKING, NOW accounts, savings accounts, retirement accounts and other deposit accounts of various types, ranging from money market accounts to longer-term certificates of deposit. The transaction accounts and time certificates are tailored to each of the Bank’s principal markets at competitive rates. All deposit accounts are insured by the Federal Deposit Insurance Corporation (“FDIC”) up to the maximum amount allowed by law (generally $100,000 per depositor subject to aggregation rules). The Bank solicits these accounts from individuals, businesses, associations, organizations, and governmental entities.

The Bank also offers a full range of commercial and personal loans. Commercial loans include both secured and unsecured loans. Consumer loans include secured and unsecured loans for financing automobiles, home improvements, education and personal investments. The Bank also makes real estate construction and acquisition loans and originates and holds fixed and variable rate mortgage loans.

The Bank’s lending activities are subject to a variety of lending limits imposed by federal law. While differing limits apply in certain circumstances based on the type of loan or the nature of the borrower (including the borrower’s relationship to the Bank), in general the Bank is subject to a loan-to-one borrower limit of an amount equal to 15% of the Bank’s unimpaired capital and surplus. The Bank may not make loans to any director, officer, employee or 10% shareholder of the Bank unless the loan is approved by the Board of Directors and is made on terms not more favorable than are made available to a person not affiliated with the Bank.

Other bank services include safe deposit boxes, travelers checks, direct deposit of payroll and social security checks, and automated drafts for various accounts. The Bank has no current plans to exercise trust powers.

Bank Lending Practices. The Bank’s lending efforts are directed to making loans to individuals and businesses in its market area. The Bank has both purchased and sold participation loans with other banks in the past and may do so in the future. The Bank believes that its lending and credit policies are conservative.

6

The Bank’s primary lending program has been the origination of loans secured by real estate. The Bank evaluates both the borrower’s ability to make principal and interest payments and the value of the property that will secure the loan.

Residential mortgage loans generally are made on the basis of the borrower’s ability to make repayment from employment and other income and are secured by real estate that can be readily valued. The Bank offers both adjustable-rate and fixed-rate loans.

In contrast, commercial real estate loans typically are made on the basis of the borrower’s ability to make repayment from cash flow from its business and are secured by business properties. The Bank’s primary non-residential real estate loan products have rates that are fixed for three to five years and then become adjustable. Commercial loans typically involve larger loan balances concentrated with single borrowers or groups of related borrowers.

The Bank also makes consumer loans, including unsecured personal loans, automobile loans, deposit account loans, installment loans and time loans. The Bank’s primary consideration when making such consumer loans is the customer’s ability to repay the loan. Consumer loans generally warrant higher interest rates and fees, but such loans, particularly unsecured consumer loans, also may entail greater risk than residential mortgage loans. Even when a loan is secured, repossessed collateral for a defaulted consumer loan may not provide an adequate source of repayment. Consumer loan collections are dependent on the borrower’s continuing financial stability, and are more likely to be affected adversely by job loss, divorce, illness, or personal bankruptcy. Various federal and state laws, including bankruptcy and insolvency laws, may limit the amount that can be recovered on such loans and such loans may give rise to claims and defenses by a consumer loan borrower.

The Bank also makes commercial loans to qualified small businesses in its market area. Commercial business loans generally have a higher degree of risk than mortgage loans, but have commensurately higher yields. To manage these risks, the Bank generally secures appropriate collateral and carefully monitors the financial condition of its business borrowers.

Business of The Mortgage Corporation of Virginia, Inc. As a result of the Merger, the assets of MCOV have been transferred to Carter Bank & Trust, the business operations of MCOV have been entirely absorbed by Carter Bank & Trust and MCOV has no employees and no separate business of its own.

Business of Bank Services of Virginia, Inc. As a result of the Merger, all the business operations of BSVA, other than its courier services, have been absorbed by Carter Bank & Trust. The only employees of BSVA are those persons working in the courier operations.

Business of Bank Services Insurance, Inc. Bank Services Insurance, Inc. is a fully operational, licensed general insurance agency which provides insurance agency services to bank customers and other third-parties.

Competition

The Bank experiences significant competition in attracting depositors and borrowers. Competition in lending activities comes principally from other commercial banks, savings associations, insurance companies, governmental agencies, credit unions, and brokerage firms. Competition for deposits comes from other commercial banks, savings associations, money market and mutual funds, credit unions, insurance companies and brokerage firms. Some of the

7

financial organizations competing with the Bank have greater financial resources than the Bank. Certain of these financial organizations also have greater geographic coverage and some offer bank and bank-related services which the Bank does not offer.

The Bank primarily focuses on providing products and services to customers in non-major metropolitan markets. Management believes the Bank has developed a niche and a certain level of expertise in serving these communities.

Supervision and Regulation

General. Financial institutions are extensively regulated under federal and state law. Consequently, the growth and earnings performance of the Bank can be affected not only by management decisions and general economic conditions, but also by the statutes administered by, and the regulations and policies of, various governmental regulatory authorities including, but not limited to, the Federal Reserve Board (“FRB”), the FDIC, the Office of the Comptroller of the Currency (“OCC”), the Internal Revenue Service, federal and state taxing authorities, and the Securities and Exchange Commission (“SEC”). The effect of such statutes, regulations and policies can be significant, and cannot be predicted with a high degree of certainty.

Federal and state laws and regulations generally applicable to financial institutions regulate, among other things, the scope of business, investments, reserves against deposits, capital levels relative to operations, the nature and amount of collateral for loans, the establishment of branches, mergers, consolidations and dividends. The system of supervision and regulation applicable to the Bank establishes a comprehensive framework for its operations and is intended primarily for the protection of the FDIC’s deposit insurance funds and the depositors, rather than the shareholders, of the Bank.

Finally, the Bank is subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended, including but not limited to, filing annual, quarterly and other current reports with the FDIC.

The following references to material statutes and regulations affecting the Bank are brief summaries thereof and do not purport to be complete, and are qualified in their entirety by reference to such statutes and regulations. Any change in applicable law or regulations may have a material effect on the business of the Bank.

Regulatory Capital Requirements. All financial institutions are required to maintain minimum levels of regulatory capital. The FDIC has established risk-based and leveraged capital standards for the financial institutions they regulate. The FDIC also may impose capital requirements in excess of these standards on a case-by-case basis for various reasons, including financial condition or actual or anticipated growth. Under the risk-based capital requirements, the Bank is required to maintain a minimum ratio of total capital to risk-weighted assets of at least 8%. At least half of the total capital is required to be “Tier 1 capital,” which consists principally of common and certain qualifying preferred shareholders’ equity, less certain intangibles and other adjustments. The remainder, “Tier 2 capital,” consists of a limited amount of subordinated and other qualifying debt (including certain hybrid capital instruments) and a limited amount of the general loan loss reserve.

In addition, the federal regulatory agencies have established a minimum leveraged capital ratio (Tier 1 capital to period end total assets). These guidelines provide for a minimum leverage capital ratio of 4%. The guidelines also provide that banking organizations experiencing internal growth or making acquisitions will be expected to maintain strong capital positions substantially above the minimum supervisory levels, without significant reliance on intangible assets.

8

As of September 30, 2006, each of the Merged Banks qualified as a “well-capitalized” institution, and as of December 31, 2006, Carter Bank & Trust qualified as a “well capitalized” institution (see Note 19 of the Notes to Consolidated Financial Statements filed herewith).

Insurance of Accounts, Assessments and Regulation by the FDIC. Carter Bank & Trust is a member of the Deposit Insurance Fund (“DIF”) of the FDIC. As a DIF-insured institution, the Bank is subject to FDIC rules and regulations as administrator of the DIF. The Bank’s deposits are insured up to at least $100,000 per insured depositor, as defined by law and regulation. As insurer, the FDIC is authorized to conduct examinations of and to require reporting by DIF institutions. The actual assessment to be paid by each DIF member is based on the institution’s assessment risk classification and whether the institution is considered by its supervisory agency to be financially sound or to have supervisory concerns.

Under the FDIC’s risk-based insurance system, DIF-insured institutions are currently assessed premiums of between five and forty-three cents per $100 of eligible deposits, depending on the institution’s capital position and other supervisory facts. Congress has enacted legislation that, among other things, provides for assessments against DIF-insured institutions that will be used to pay certain Financing Corporation (“FICO”) obligations.

The FDIC is authorized to prohibit any DIF-insured institution from engaging in any activity that the FDIC determines by regulation or order to pose a serious threat to the insurance fund. Also, the FDIC may initiate enforcement actions against banks after first giving the institution’s primary regulatory authority an opportunity to take such action. The FDIC may terminate the deposit insurance of any depository institution, including the Bank, if it determines, after a hearing, that the institution has engaged or is engaging in unsafe or unsound practices, is in an unsafe or unsound condition to continue operations, or has violated any applicable law, regulation, order or any condition imposed in writing by the FDIC. It also may suspend deposit insurance temporarily during the hearing process for the permanent termination of insurance, if the institution has no tangible capital. If deposit insurance is terminated, the deposits at the institution at the time of termination, less subsequent withdrawals, shall continue to be insured for a period from six months to two years, as determined by the FDIC. Management is aware of no existing circumstances that could result in termination of the Bank’s deposit insurance.

The Bank is not a member of the Federal Reserve System and is required to maintain certain levels of its cash and due from bank balances as reserves based on regulatory requirements. At December 31, 2006 and 2005, this reserve requirement was approximately $1,600,000.

Other Safety and Soundness Regulations. The federal banking agencies have broad powers under current federal law to take prompt corrective action to resolve problems of insured depository institutions. The extent of these powers depends upon whether the institutions in question are “well capitalized,” “adequately capitalized,” “undercapitalized,” “significantly undercapitalized” or “critically undercapitalized,” as such terms are defined under uniform regulations issued by each of the federal banking agencies.

Community Reinvestment. The requirements of the Community Reinvestment Act (“CRA”) affect the Bank. The CRA imposes on financial institutions an affirmative obligation to

9

help meet the credit needs of their local communities, including low- and moderate-income neighborhoods, consistent with the safe and sound operation of those institutions. Each financial institution’s efforts in helping meet community credit needs currently are evaluated as part of the examination process pursuant to a regulation recently adopted by the banking regulatory agencies. Under the regulation a financial institution’s efforts in helping meet its community’s credit needs are evaluated, based on the particular institution’s total assets, according to a lending test, a community development test in addition to the lending test, or the three-pronged (lending, investment and service) test, all which replace the twelve assessment factors used previously. The grade received by a bank is considered in evaluating mergers, acquisitions and applications to open a branch or facility. The Bank has not yet undergone a CRA examination. To the best knowledge of the Bank, it is meeting its obligations under the CRA. Each of the Merged Banks received a rating of “satisfactory” or “outstanding” in their most recent CRA examinations.

Effect of Governmental Monetary Policies. As with other financial institutions, the earnings of the Bank are affected by general economic conditions as well as by the monetary policies of the FRB. Such policies, which include regulating the national supply of bank reserves and bank credit, can have a major effect upon the source and cost of funds and the rates of return earned on loans and investments. The Federal Reserve System exerts a substantial influence on interest rates and credit conditions, primarily through establishing target rates for federal funds, open market operations in U.S. Government securities, varying the discount rate on member bank borrowings and setting cash reserve requirements against deposits. Changes in monetary policy, including changes in interest rates, will influence the origination of loans, the purchase of investments, the generation of deposits, and rates received on loans and investment securities and paid on deposits. Fluctuations in the FRB’s monetary policies have had a significant impact on the operating results of the Bank and all financial institutions in the past and are expected to continue to do so in the future.

Dividend Limitations. The amount of dividends permitted to be paid by the Bank will depend upon its earnings and capital position, and is limited by federal and state law, regulations and policy. Virginia law imposes restrictions on the ability of all banks chartered under Virginia law to pay dividends. Under Virginia law, no dividend may be declared or paid that would impair a bank’s paid-in capital and payments must be made from retained earnings. State and federal regulators have the general authority to limit dividends paid by the Bank if it is, or after making the distribution it would become, “undercapitalized” (as that term is defined in federal law). The FDIC has issued policy statements that provide that insured banks generally should pay dividends only from their current operating earnings, and, under the Federal Deposit Insurance Act, no dividend may be paid by an insured bank while it is in default on any assessment due the FDIC. Our payment of dividends also could be affected or limited by other factors, such as events or circumstances which lead the FDIC to require that we maintain capital in excess of regulatory guidelines.

Employees

As of March 31, 2007, Carter Bank & Trust and its subsidiaries had approximately 1,072 full-time and 104 part-time employees. The Bank believes that its relationship with its employees is good, and no employees are represented by a labor union.

Where You Can Find More Information

Carter Bank & Trust files quarterly, annual and other reports, proxy statements and other information with the FDIC (rather than the SEC). You may (i) obtain copies of the documents

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Carter Bank & Trust files with the FDIC by directing a request by telephone or mail to Worth Harris Carter, Jr., Carter Bank & Trust, 1300 Kings Mountain Road, Martinsville, Virginia 24112; telephone number: (276) 656-1776, or (ii) obtain copies of these documents by contacting the FDIC by facsimile at (703) 562-2296 or by mail at 3501 North Fairfax Drive, Room E-1002, Arlington, Virginia 22226. Carter Bank & Trust does not make copies of the documents it files available via the Internet because it does not have an Internet website.

Until December 29, 2006, each of the Merged Banks, except for Blue Ridge Bank, N.A. and Community National Bank, filed annual, quarterly and current reports, proxy statements and other information with the OCC (rather than the SEC). You may (i) obtain copies of the documents the Merged Banks filed with the OCC by directing a request by telephone or mail to Worth Harris Carter, Jr., Carter Bank & Trust, 1300 Kings Mountain Road, Martinsville, Virginia 24112; telephone number: (276) 656-1776, or (ii) obtain up to 50 free pages of these documents by contacting the OCC by facsimile at (202) 874-4448 or by mail at the Office of the Comptroller of the Currency, Communications Division, 250 E Street, S.W., Washington, D.C. 20219.

ITEM 1A. RISK FACTORS

You should carefully read and consider the following risk factors concerning Carter Bank & Trust.

The integration of the operations of the Merged Banks may be more difficult than anticipated.

The success of the Merger will depend on the ability of Carter Bank & Trust to integrate successfully the operations of the Merged Banks. A successful integration will depend on a number of factors, including (but not limited to) Carter Bank & Trust’s ability to timely and successfully integrate the information technology systems and other support systems of the Merged Banks; maintain existing relationships between the Merged Banks and their depositors to minimize withdrawals of deposits from Carter Bank & Trust subsequent to the Merger; maintain and enhance existing relationships between the Merged Banks and their borrowers to limit unanticipated declines in loans to current customers of the Merged Banks; control the incremental non-interest expense from the Merger of each of the Merged Banks to maintain overall operating efficiencies; retain and attract qualified personnel; and compete effectively in the communities served by the Merged Banks and in nearby communities. Carter Bank & Trust may not be able to integrate successfully the operations of the Merged Banks or manage effectively its growth resulting from the Merger.

Carter Bank & Trust’s business is subject to interest rate risk and fluctuations in interest rates may adversely affect its earnings and capital levels.

The majority of Carter Bank & Trust’s assets are monetary in nature and, as a result, Carter Bank & Trust will be subject to significant risk from changes in interest rates. Changes in interest rates can impact Carter Bank & Trust’s net interest income as well as the valuation of its assets and liabilities. Also, Carter Bank & Trust’s earnings are significantly dependent on its net interest income, which is the difference between interest income on interest-earning assets, such as loans and securities, and interest expense on interest-bearing liabilities, such as deposits and borrowings. Carter Bank & Trust expects that it will periodically experience “gaps” in the interest rate sensitivities of its assets and liabilities, meaning that either its interest-bearing liabilities will be more sensitive to changes in market interest rates than its interest-earning assets, or vice versa. In either event, if market interest rates should move contrary to Carter Bank & Trust’s position, this “gap” will work against it and its earnings may be negatively affected.

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An increase in the general level of interest rates may also, among other things, reduce the demand for loans and Carter Bank & Trust’s ability to originate loans or increase the rate of default on existing loans. Conversely, a decrease in the general level of interest rates may, among other things, lead to an increase in prepayments on loan and increased competition for deposits. Accordingly, changes in the general level of market interest rates may affect net yield on interest-earning assets, loan origination volume, loan portfolios and Carter Bank & Trust’s overall results.

Although Carter Bank & Trust’s asset-liability management strategy is designed to control its risk from changes in the general level of market interest rates, market interest rates will be affected by many factors outside of its control, including inflation, recession, changes in unemployment, money supply and international disorder and instability in domestic and foreign financial markets. It is possible that significant or unexpected changes in interest rates may take place in the future, and Carter Bank & Trust cannot always accurately predict the nature or magnitude of such changes or how such changes may affect its business.

Carter Bank & Trust’s profitability depends significantly on local economic conditions.

Carter Bank & Trust’s success will depend primarily on the general economic conditions of the geographic markets in which it operates. The local economic conditions in the areas where it operates will have a significant impact on its commercial, real estate and construction loans, the ability of its borrowers to repay their loans and the value of the collateral securing these loans. A significant decline in general economic conditions, caused by inflation, recession, acts of terrorism, outbreak of hostilities or other international or domestic calamities, unemployment or other factors could impact these local economic conditions and negatively affect Carter Bank & Trust’s financial results.

Carter Bank & Trust faces strong competition from financial services companies and other companies that offer banking services which could negatively affect its business.

Carter Bank & Trust conducts its banking operations primarily in Virginia and North Carolina, including Roanoke, Lynchburg, Danville, Fredericksburg, Northern Virginia, Greensboro, Durham, Wilson and Fayetteville. Increased competition in these markets may result in reduced loans and deposits. Ultimately, Carter Bank & Trust may not be able to compete successfully against current and future competitors. Many competitors offer the same banking services that Carter Bank & Trust offers in its service area. These competitors include national banks, regional banks and other community banks. Carter Bank & Trust also faces competition from many other types of financial institutions, including without limitation, savings and loan institutions, finance companies, brokerage firms, insurance companies, credit unions, mortgage banks and other financial intermediaries. In particular, Carter Bank & Trust’s competitors include several major financial companies whose greater resources may afford them a marketplace advantage by enabling them to maintain numerous banking locations and ATMs and conduct extensive promotional and advertising campaigns.

Additionally, banks and other financial institutions with larger capitalization and financial intermediaries not subject to bank regulatory restrictions have larger lending limits and are thereby able to serve the credit needs of larger customers. Areas of competition include interest rates for loans and deposits, efforts to obtain deposits, and range and quality of products and services provided, including new technology-driven products and services. Technological

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innovation continues to contribute to greater competition in domestic and international financial services markets as technological advances enable more companies to provide financial services. Carter Bank & Trust also faces competition from out-of-state financial intermediaries that have opened low-end production offices or that solicit deposits in its market areas. If Carter Bank & Trust is unable to attract and retain banking customers, it may be unable to continue to grow its loan and deposit portfolios and its results of operations and financial condition may otherwise be adversely affected.

A large percentage of Carter Bank & Trust’s loans are secured by real estate, and an adverse change in the real estate market may result in losses and adversely affect Carter Bank & Trust’s profitability.

Approximately 90% of Carter Bank & Trust’s loan portfolio as of December 31, 2006, was comprised of loans secured by real estate, exclusive of municipal loans. An adverse change in the economy affecting values of real estate generally or in the market areas served by Carter Bank & Trust specifically could impair the value of Carter Bank & Trust’s collateral and its ability to sell the collateral upon foreclosure. In the event of a default with respect to any of these loans, the amounts Carter Bank & Trust receives upon sale of the collateral may be insufficient to recover outstanding principal and interest on the loan. As a result, Carter Bank & Trust’s profitability and financial condition could be negatively impacted by an adverse change in the real estate market.

Carter Bank & Trust is dependent on its management team, and the loss of its senior executive officers or other key employees could impair its relationship with its customers and adversely affect its business and financial results.

The success of Carter Bank & Trust will be dependent upon the continued service and skills of Worth Harris Carter, Jr. and other senior officers. The unexpected loss of services of one or more of these key personnel could have an adverse impact on the business of Carter Bank & Trust because of their skills, knowledge of the market, years of industry experience and the difficulty of promptly finding qualified replacement personnel.

An interruption in or breach in security of Carter Bank & Trust’s information systems may result in a loss of customer business and negatively affect our results of operation and financial condition.

Carter Bank & Trust relies heavily on communications and information systems to conduct its business. Any failure or interruption or breach in security of these systems could result in failures or disruptions in customer relationship management, general ledger, deposits, servicing or loan origination systems. Carter Bank & Trust cannot assure you that such failures or interruptions will not occur or, if they do occur, that they will be adequately addressed by the bank. The occurrence of any failures or interruptions could result in a loss of customer business, costs to us or damages to others and have a negative effect on Carter Bank & Trust’s results of operations and financial condition.

Carter Bank & Trust operates in a highly regulated environment and, as a result, is subject to extensive regulation and supervision that could adversely affect its financial performance.

Carter Bank & Trust is subject to extensive regulation, supervision and examination by federal and state banking authorities. Any change in applicable regulations or federal or state

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legislation could have a substantial impact on Carter Bank & Trust, its subsidiaries, and its operations. Additional legislation and regulations may be enacted or adopted in the future that could significantly affect Carter Bank & Trust’s powers, authority and operations, which could have a material adverse effect on Carter Bank & Trust’s financial condition and results of operations. Further, regulators have significant discretion and power to prevent or remedy unsafe or unsound practices or violations of laws by banks in the performance of their supervisory and enforcement duties. The exercise of this regulatory discretion and power may have a negative impact on Carter Bank & Trust and could limit growth and the return to investors by restricting activities such as the payment of dividends, mergers with, or acquisitions of or by, other institutions, investments, loans and interest rates, interest rates paid on deposits and the creation of branch offices. Although these regulations impose costs upon Carter Bank & Trust, they are intended to protect depositors and you should not assume that they protect your interests as a shareholder.

The trading volume in Carter Bank & Trust’s common stock may be low following the Merger.

Carter Bank & Trust is a new bank that is establishing its identity and credibility in the markets. There is currently no established trading market for Carter Bank & Trust’s common stock and our common stock in not listed or traded on any national securities exchange or included in any automatic quotation system. Although Carter Bank & Trust intends to apply to have its common stock listed for trading on a national securities exchange such as the New York Stock Exchange, American Stock Exchange or the NASDAQ Stock Market, no assurance can be given that such application will be approved. A public trading market having the desired characteristics of depth, liquidity and orderliness depends on the presence in the market place of willing buyers and sellers of Carter Bank & Trust’s common stock at any given time. This presence depends on the individual decisions of investors and general economic and market conditions over which Carter Bank & Trust has no control. Accordingly, it is uncertain at what price the shares of Carter Bank & Trust will trade upon listing, if any, on a national securities exchange. Given the absence of an established public market, significant sales of its common stock by shareholders, or the expectation of these sales, could adversely affect Carter Bank & Trust’s stock price and increase its volatility.

ITEM 1B. UNRESOLVED STAFF COMMENTS

Not applicable.

ITEM 2. PROPERTIES

Carter Bank & Trust’s main office is located at 4 East Commonwealth Boulevard, Martinsville, Virginia. As of March 31, 2007, the Bank also operated 125 additional offices, 89 of which are located in Virginia and 36 located in North Carolina. The Bank owns 71 of the offices free and clear of encumbrances, while the other 55 are held under operating leases. The leases are described in Note 21 of the Notes to Consolidated Financial Statements.

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Our banking offices are located in the following communities:

Locations that are Open in Virginia

Ararat	Fieldale	Nokesville
Abingdon (2 locations)	Floyd	Oaklevel
Amherst	Fredericksburg (3 locations)	Pulaski
Bassett	Galax (2 locations)	Radford
Bedford (2 locations)	Garrisonville	Roanoke (7 locations)
Blacksburg	Gretna	Rocky Mount
Blairs	Harrisonburg (2 locations)	St. Paul
Boones Mill	Hillsville	Salem
Bridgewater	Horsepasture	South Boston (2 locations)
Bristol	Hot Springs	South Hill
Cedar Bluff	Independence	Stafford Courthouse
Charlottesville (2 locations)	Ivey	Staunton
Chase City	Lake Ridge	Stuart
Chatham	Laurel Park	Stuarts Draft
Christiansburg (2 locations)	Lebanon	Tazewell
Clarksville	Lexington	Troutville
Collinsville	Lynchburg (4 locations)	Vinton
Culpepper	Madison Heights	Waynesboro
Danville (5 locations)	Manassas (2 locations)	West Lake
Emporia	Martinsville (2 locations)	Woolwine
Falmouth	Moneta	Wyers Cave
Ferrum	New Castle	Wytheville

Locations that are Open in North Carolina

Asheboro	Henderson	Mt. Olive
Bethel	Hickory	N. Wilkesboro
Bostic	Jonesville	Reidsville (2 locations)
Burlington (2 locations)	Lenoir	Roxboro
Durham	Lincolnton	Sanford
Eden (2 locations)	Louisburg	Shelby
Fayetteville (2 locations)	Lumberton (2 locations)	Siler City
Forest City	Mooresville	Stoneville
Greensboro (2 locations)	Morganton	Wilson (2 locations)
Greenville	Mt. Airy

Properties Purchased or Leased for Possible Future Locations

Virginia	North Carolina	South Carolina
Ashland	Durham	Chesnee
Chester (leased)	Gastonia (2 locations)
Franklin (2 locations)	Graham
Henrico (4 locations)	Lillington
Mt. Jackson	Rocky Mount (2 locations)
Orange	Smithfield
Stephens City	Southern Pines
Winchester	Wilson
Woodstock
Yellow Branch

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Prior to the Merger, the Merged Banks acquired 25 separate properties for future expansion. The locations of these facilities are listed above. These facilities are, in most cases, former banking facilities that were purchased by the Bank at very competitive prices and are being held for future expansion. They are all in markets the Bank believes to be attractive and consistent with the Bank’s general geographic coverage. Before opening and operating any of these facilities as branch offices of the Bank, the Bank must first seek and obtain the approval of the Virginia Bureau of Financial Institutions and the FDIC. The Bank does not have a specific schedule regarding when any such approvals will be sought or when any of these facilities will be opened for business.

Management considers these existing properties to be in good condition. Adequate insurance is maintained on each of these properties.

The Bank has acquired title to other parcels of real estate through the normal course of its lending activities. The book value of these properties was $10,248,479 as of December 31, 2006.

ITEM 3. LEGAL PROCEEDINGS

As of December 31, 2006, no material legal proceedings were pending or threatened against Carter Bank & Trust or any of the Merged Banks.

ITEM 4. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

No matters were submitted to a vote of security holders of Carter Bank & Trust during the fourth quarter of the fiscal year covered by this report, except that the organizing shareholders of Carter Bank & Trust did unanimously approve by written consent the Agreement and Plan of Merger by which each of the Merged Banks was merged into Carter Bank & Trust effective December 29, 2006.

Each of the Merged Banks held a special meeting of shareholders during the fourth quarter of the fiscal year covered by this report for the purpose of approving the Agreement and Plan of Merger by which each of the Merged Banks was merged into Carter Bank & Trust effective December 29, 2006. The dates of each such meeting and vote tabulations for each such meeting were as follows:

Bank	Date of Meeting	Shares Outstanding and Entitled to Vote	Vote
Blue Ridge Bank, N.A.	November 10, 2006	1,022,628	For:	873,094
			Against:	4,350
			Abstain:	1,710

Central National Bank	November 13, 2006	236,439	For:	204,708
			Against:	18
			Abstain:	718

Community National Bank	November 9, 2006	707,482	For:	630,147
			Against:	196
			Abstain:	80

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Bank	Date of Meeting	Shares Outstanding and Entitled to Vote	Vote
First National Bank	November 10, 2006	1,503,106	For:	1,356,843
			Against:	1,139
			Abstain:	2,215

First National Exchange Bank	November 10, 2006	492,329	For:	434,066
			Against:	2,309
			Abstain:	582

Mountain National Bank	November 14, 2006	507,865	For:	403,600
			Against:	351
			Abstain:	138

Patrick Henry National Bank	November 14, 2006	2,800,122	For:	2,235,495
			Against:	3,515
			Abstain:	765

Patriot Bank, N.A.	November 13, 2006	474,132	For:	404,390
			Against:	37
			Abstain:	1,304

Peoples National Bank	November 13, 2006	2,375,683	For:	2,037,335
			Against:	555
			Abstain:	4,732

Shenandoah National Bank	November 14, 2006	277,588	For:	219,914
			Against:	371
			Abstain:	77

PART II

ITEM 5. MARKET FOR REGISTRANT’S COMMON EQUITY, RELATED STOCKHOLDER MATTERS AND ISSUER PURCHASES OF EQUITY SECURITIES

Common Stock

Carter Bank & Trust is authorized to issue 100,000,000 shares of common stock. This is the only class of authorized stock. As a result of the Merger that became effective December 29, 2006, the Bank had 24,996,572 shares of common stock issued and outstanding on December 31, 2006.

Holders of shares of common stock are entitled to receive dividends when and as declared by the board of directors out of funds legally available therefore. In the event of any liquidation, dissolution or winding up of Carter Bank & Trust, the holders of common stock (and the holders of any class or series of stock entitled to participate with the common stock in the distribution of assets that may be authorized by the board of directors in the future) will be entitled to receive, in cash or in kind, the assets of Carter Bank & Trust available for distribution remaining after payment or provision for payment of Carter Bank & Trust’s debts and liabilities.

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Holders of common stock are entitled to one vote per share on all matters submitted to shareholders. There are no cumulative voting rights in the election of directors. Carter Bank & Trust’s shareholders do not have preemptive rights to purchase additional shares of its capital stock. Holders of common stock have no conversion or redemption rights. The common stock issued in connection with the Merger was, when issued, fully paid and nonassessable.

As of March 31, 2007, Carter Bank &Trust had approximately 3,300 shareholders of record.

Market for Common Stock

The Bank’s common stock is not currently listed for trading on any established market, but may be quoted from time to time in the Pink Sheets or on the Over-the-Counter Bulletin Board (“OTCBB”). There are no known market makers in the Bank’s common stock. The Bank does contemplate seeking a listing for its common stock on one of the national securities exchanges, such as the New York Stock Exchange, the American Stock Exchange or the NASDAQ Stock Market, at some future date.

Carter Bank & Trust common stock did not trade during 2005 or 2006. The per share high and low price of the common stock of Carter Bank & Trust, based on transactions known to the Bank, during the first quarter of 2007 (through March 31, 2007), were:

High	Low
$14.20	$13.51

The Bank’s common stock traded at $12.50 on July 6, 2007, the most recent transaction known to the Bank.

Dividends

The Bank declared a dividend of $.10 per share payable on January 31, 2007, to holders of record on December 31, 2006. That is the only dividend declared to date, but the Bank anticipates a practice of declaring dividends on a regular quarterly basis. Payment of dividends is at the discretion of the Bank’s Board of Directors and is subject to various federal and state regulatory limitations. See Item 1, “Supervision and Regulation-Dividend Limitations.”

Recent Sales of Unregistered Securities

The Bank’s issuance of unregistered common stock in connection with the Merger was reported on a Form 8-K filed with the FDIC on February 23, 2007.

Repurchases of Shares of Common Stock

Carter Bank & Trust did not repurchase any shares of its common stock during the fourth quarter of 2006.

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ITEM 6. SELECTED FINANCIAL DATA

Carter Bank & Trust did not commence business until December 29, 2006, when each of the ten Merged Banks were merged into Carter Bank & Trust.

The information required by this Item with respect to each of the Merged Banks individually for the years 2005, 2004, 2003, 2002 and 2001, and the six months ended June 30, 2006, and June 30, 2005, is included at pages 21-31 of the Joint Proxy Statement filed as Exhibit 99.1 to the Bank’s report on Form 8-K filed with the FDIC on February 23, 2007, and is incorporated herein by reference. Certain additional information with respect to Carter Bank & Trust, presented on a pro forma basis for the year ended December 31, 2005, and the six months ended June 30, 2006, is included at pages 32-33 of the Joint Proxy Statement filed as Exhibit 99.1 to the Bank’s report on Form 8-K filed with the FDIC on February 23, 2007, and is incorporated herein by reference.

ITEM 7. MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATION

Explanatory Note

As noted throughout this report, Carter Bank & Trust did not commence business until December 29, 2006, when each of the ten Merged Banks were merged into Carter Bank & Trust

The information required by this Item with respect to each of the Merged Banks individually is contained in the annual reports on Forms 10-K or 10-KSB for the year 2005 for each of the Merged Banks that was a “reporting bank” under the Securities Exchange Act of 1934 prior to the Merger, contained in the exhibits to the Joint Proxy Statement filed as Exhibit 99.1 to the Bank’s report on Form 8-K filed with the FDIC February 23, 2007, and to the Forms 10-Q or 10-QSB for those reporting banks for the nine months ended September 30, 2006, filed as Exhibit 99.3 to Carter Bank & Trust’s report on Form 8-K filed with the FDIC February 23, 2007, and incorporated by reference herein.

Management’s Discussion and Analysis of Financial Condition and Results of Operation

Except for the historical information contained in this report, the matters set forth herein include Forward-Looking Statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These Forward-Looking Statements include, among other things, statements of goals, plans, intentions and expectations, regarding or based upon desired business strategies, general economic conditions, interest rates, developments in local and national markets, and other matters, which, by their nature, are subject to significant uncertainties. Because of these uncertainties and the assumptions upon which this report is based, actual future developments with respect to the business of the Bank may differ materially from those contemplated by such statements.

Critical Accounting Policies. The accounting and reporting policies of the Bank conform to generally accepted accounting principles (“GAAP”) in the United States of America and to general practices within the banking industry. The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. We believe the most significant of these estimates involves the allowance for loan losses because of

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its potential impact on our overall performance. We have described our policies in this area below. A summary of the Bank’s significant accounting policies can be found in the Notes to Consolidated Financial Statements.

In general, determining the amount of the allowance for loan losses requires significant judgment and the use of estimates by management. The Bank maintains an allowance for loan losses to absorb probable losses in the loan portfolio based on a quarterly analysis of the portfolio and expected future losses. This analysis determines an appropriate level of the allowance for loan losses by considering factors affecting loan losses, including specific losses, levels and trends in impaired and non-performing loans, historical loan loss experience, current economic conditions, volume, growth and composition of the portfolio, and other relevant factors. The Bank records a provision for loan losses to maintain the allowance at an adequate level. The provision expense could increase or decrease each quarter based upon the results of management’s formal analysis.

The amount of the allowance represents management’s estimate of expected losses from existing loans based upon specific allocations for individual lending relationships and historical loss experience. The allowance for loan losses related to impaired loans is based on discounted cash flows using the loan’s initial effective interest rate or the fair value of the collateral for certain collateral dependent loans. This evaluation requires management to make estimates of the amounts and timing of future cash flows on impaired loans, which consists primarily of nonaccrual and restructured loans. Actual losses for these loans can vary significantly from these estimates.

Accounting Treatment of the Merger. Under GAAP, the Merger was required to be treated as a “purchase” transaction for accounting purposes. (See Item 1, “Business-Accounting Treatment of the Merger” above.) Thus, for accounting purposes, the Merger was required to be treated as if one of the Merged Banks was the “acquiring” bank that acquired the other Merged Banks. For this purpose, Peoples National Bank, which was the largest of the Merged Banks in terms of shareholders’ equity, was designated as the “acquiring” bank in the Merger for accounting purposes. As a result, under GAAP, purchase accounting adjustments were required to be made with respect to each of the Merged Banks other than Peoples National Bank. Also, under GAAP, the financial statements presented elsewhere in this annual report on Form 10-K are required to include financial statements of Peoples National Bank for 2005 and 2006 (until December 29, 2006) and to reflect the operations of Carter Bank & Trust for the two-day period December 30-31, 2006.

Financial Statement Presentation. It is important that readers of this Management’s Discussion and Analysis understand that the financial information presented herein and in the financial statements is not simply an arithmetic combination of accounts of the respective Merged Banks as of and for the periods indicated. There are two important differences.

First, the prior financial statements of each of the Merged Banks did not consolidate financial statements of The Mortgage Corporation of Virginia, Inc. and its subsidiaries, BSVA and Bank Services Insurance, Inc., because each of the respective Merged Banks owned only a 10% interest in MCOV.

Secondly, the financial statements for 2006 reflect purchase accounting adjustments required by the application of GAAP as a result of the Merger. The nature of these adjustments are explained in detail in Note 24 of the Notes to Consolidated Financial Statements, and you are urged to review that information carefully.

As discussed previously, Peoples National Bank, the largest of the ten Merged Banks, was deemed to be the “acquirer” of each of the other nine Merged Banks. The statement of financial condition contains information for Carter Bank & Trust for December 31, 2006, and

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information for Peoples National Bank for December 31, 2005. The statement of income for 2006, the statement of cash flows for 2006, and the statement of equity for 2006, include information for Peoples National Bank through December 29, 2006, plus two days of information for Carter Bank & Trust. The remaining data for 2005 and 2004 is of Peoples National Bank. The historical data for 2006 cannot be compared reasonably to the prior period data due to the uniqueness of the merger transaction.

Summary of Operations. Net income for 2006 was $1,891,000 or $0.76 per share. Net income for Peoples National Bank for 2005 was $2,091,000 or $0.83 per share, compared to $2,836,000 or $1.14 per share in 2004. This represents a return on average assets of 0.47% and return on average equity of 4.53% for 2005 compared to 0.77% and 7.59%, respectively, for 2004.

Carter Bank & Trust’s total deposits were $2.4 billion at December 31, 2006, while Peoples National Bank’s total deposits were $318 million at December 31, 2005.

Net Interest Income. Net interest income is our largest source of revenue and has been impacted by the low interest rates for the last two years. The Federal Reserve began to lower the target fed funds rate from 6.50% on May 16, 2000 to 1.00% on June 25, 2003. The 1.00% rate continued until June 30, 2004, when the Federal Reserve began a series of one-quarter percent increases on 17 different occasions with the latest increase in June, 2006 to 5.25%, where the rate remains today.

Net interest income was $10.7 million for the period ending December 31, 2006. Net interest income for Peoples National Bank for year ended December 31, 2005 was $10.1 million compared to $10.8 million for 2004. With interest rates at a higher level, we anticipate our existing loans will increase in yield at a faster pace than the net increase in the costs of deposits. We anticipate a significant improvement in net interest income during 2007.

The following table shows the changes in interest income and interest expense resulting from changes in volume and changes in rates for each category of interest-earning assets and interest-bearing liabilities for 2006/2005 and 2005/2004:

(Dollars in thousands)	2006 vs 2005	2005 vs 2004
	Increase	Increase
Asset/Liability	(Decrease)	(Decrease)
Real Estate Loans	$1,533	$(207)
Installment Loans	15	(4)
Commercial Loans	369	176

Total Loans	1,917	(35)

Interest-Bearing Deposits in Other Financial Institutions	175	327

Investment Securities	368	(706)

Federal Funds Sold	653	37

Total Earning Assets	3,113	(377)

Interest-Bearing Transaction Accounts	440	(27)

Savings/MMA Accounts	(93)	(56)

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(Dollars in thousands)	2006 vs 2005	2005 vs 2004
Asset/Liability	Increase (Decrease)	Increase (Decrease)
Certificates of Deposit Over $100,000	645	153

Other Certificates of Deposit	1,351	348

Total Deposits	2,343	418
Federal Funds Purchased	(7)	3
Notes issued to the U. S. Treasury	7	1

Total Interest-Bearing Liabilities	2,343	422

Net Interest Income	770	(799)

The following table details the average balances and cost and yield data for the earning assets and interest-bearing liabilities:

(Dollars in thousands)
	2006			2005			2004
Asset/Liability	Average Balance		Yield/ Cost	Average Balance		Yield/ Cost	Average Balance	Interest	Yield/ Cost
Real Estate Loans	$163,380	$11,397	6.98%	$208,503	$9,864	4.73%	$158,091	$10,071	6.37%
Installment Loans	14,251	1,242	8.72%	13,826	1,227	8.87%	12,589	1,231	9.78%
Commercial Loans	35,425	2,287	6.46%	36,829	1,918	5.21%	27,341	1,742	6.37%

Total Loans	213,056	14,926	7.01%	259,158	13,009	5.02%	198,021	13,044	6.59%
Interest-Bearing Deposits in Other Financial Institutions	19,132	959	5.01%	23,031	784	3.40%	19,827	457	2.30%
Investment Securities	79,171	3,665	4.63%	89,861	3,297	3.67%	105,500	4,003	3.79%
Federal Funds Sold	15,058	927	6.16%	18,226	274	1.50%	20,143	237	1.18%

Total Earning Assets	326,417	20,477	6.27%	390,276	17,364	4.45%	343,491	17,741	5.16%
Interest-Bearing Transaction Accounts	24,081	551	2.29%	22,631	111	0.49%	25,903	138	0.53%
Savings/MMA Accounts	62,763	1,156	1.84%	81,148	1,249	1.54%	90,235	1,305	1.45%
Certificates of Deposit Over $100,000	36,637	1,714	4.68%	28,805	1,069	3.71%	37,654	916	2.43%
Other Certificates of Deposit	158,918	6,296	3.96%	143,353	4,945	3.45%	149,934	4,597	3.07%

Total Deposits	282,399	9,717	3.44%	275,937	7,374	2.67%	303,726	6,956	2.29%
Federal Funds Purchased	471	2	0.42%	565	9	1.59%	1,031	6	0.58%
Notes issued to the U. S. Treasury	1,545	9	0.58%	202	2	0.99%	182	1	0.55%

Total Interest-Bearing Liabilities	$284,415	$9,728	3.42%	$276,704	$7,385	2.67%	$304,939	$6,963	2.28%

Net Interest Income		$10,749			$9,979			$10,778

Net Yield on Earning Assets			3.29%			2.56%			3.14%

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Loans. Total net loans for Carter Bank & Trust at December 31, 2006 equaled $1.4 billion. Net loans for Peoples National Bank totaled $204,632,000 at December 31, 2005.

Our loan portfolio continues to remain concentrated in loans secured by real estate and remains flexible in the maturity of the loan portfolio. Half of the loans have adjustable interest rates as of year-end 2006. In addition, the combination of adjustable-rate and fixed rate loans that adjust or mature within one year equals 32% of the total portfolio at year end 2006.

Allowance and Provision for Loan Losses. The Allowance for Loan Losses represents management’s estimation of the amount necessary to absorb future losses in the loan portfolio. On the Statement of Condition, the Allowance for Loan Losses is deducted from Total Loans so that the net amount shown represents the estimated realizable total loans. The Provision for Loan Losses is the amount charged to expense to maintain the Allowance at an adequate level.

Based on management’s analysis of the loan portfolio, including nonacccrual and impaired loans, the Provision for Loan Losses, for Peoples National Bank, was $120,000 for 2006, 2005 and 2004. All three years contain information for Peoples National Bank.

(Dollars in thousands)	December 31,
	2006	2005	2004
Balance Beginning of Year	$2,367	$2,412	$2,387
Provision for Loan Losses	120	120	120
Net Loan Losses:
Real Estate Loans	415	88	22
Installment Loans	41	75	73
Commercial Loans	—	2	—

Total Net Loan Losses	456	165	95
Adjustment from Merger	10,806	—	—

Balance End of Year	$12,837	$2,367	$2,412

Net loan losses to average loans	0.00%	0.05%	0.05%
Allowance for Loan Losses to Year-end loans	0.91%	1.14%	1.15%

Nonaccrual loans are those loans contractually past due 90 days or more on which no interest is being accrued. Other real estate owned consists of real estate acquired through foreclosure. These properties are reviewed quarterly and reduced to an estimated realizable value at that time.

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Information concerning nonaccrual loans and other real estate owned is presented in the following table.

(Dollars in thousands)	December 31,
	2006	2005	2004
Nonaccrual Loans
Real Estate Loans	$21,691	$5,144	$1,903
Installment Loans	129	16	2
Commercial Loans	125	5	5

Total Nonaccrual Loans	21,945	5,165	1,910
Real Estate Owned Other Than Bank Premises	12,156	257	128

Total Nonperforming Assets	$34,101	$5,422	$2,038

Allowance for Loan Losses to total nonperforming assets	38%	44%	118%

The following table presents the volume of loans contractually past due for 90 days or more on which interest continues to be accrued. These loans are believed to be well collateralized and present little or no likelihood of loss of principal.

(Dollars in thousands)	December 31,
	2006	2005	2004
Loans 90 Days or More Past Due
Real Estate Loans	$146	$196	$1,085
Installment Loans	48	62	43
Commercial Loans	—	—	—

Total Loans 90 Days or More Past Due	$194	$258	$1,128

Non-Interest Income and Expense. Non-interest income equaled $1.0 million for 2006, $1.1 million for 2005 and $1.3 million for 2004. The principal component of non-interest income is service charges, commissions and fees, which equaled $851,000 for 2006, $995,000 and $1.1 million for 2004. Non-interest expense equaled $9.0 million for 2006, $8.3 million for 2005 and $7.8 million for 2004. Salaries and employee benefits, which is the largest of these expenses, equaled $4.6 million for 2006 and 2005 and $4.5 million for 2004.

Investments. The total investment portfolio for Carter Bank & Trust at December 31, 2006 was $452 million. The total investment portfolio for Peoples National Bank at December 31, 2005 was $96 million.

Deposits. Total deposits for Carter Bank & Trust for 2006 equaled $2.4 billion. Total deposits for Peoples National Bank for 2005 equaled $318 million. There was a shift in deposits as customers moved funds from shorter term categories into Certificates of Deposit.

Contractual Obligations. The Bank leased facilities under non-cancelable operating leases during 2006, 2005, and 2004. The Bank leases forty-six offices from Bank Building Corporation. These leases required the Bank to pay maintenance, insurance and property taxes and do not have renewal options. Rental expense under these leases was $324,000 in 2006, $314,000 in 2005 and $329,000 in 2004. The Bank also leases offices from non-related parties under various terms. Rental expenses for these leases was $27,000 in 2006 and 2005 and $9,000 in 2004.

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Future minimum rental payments under these are as follows:

(Dollars in thousands)

	Payments due by period
Contractual Obligations	Total	Less Than 1 Year	1-3 Years	3-5 Years	More than 5 years
Operating Leases	$20,302	$1,747	$4,153	$5,980	$8,422

Total	$20,302	$1,747	$4,153	$5,980	$8,422

Off-Balance Sheet Arrangements. The Bank enters into certain off-balance sheet arrangements in the normal course of business to meet the financing needs of customers. These off-balance sheet arrangements include commitments to extend credit and standby letters of credit. Commitments to extend credit, which amounted to approximately $48,359,000 and $5,079,000 at December 31, 2006 and 2005, respectively, represent agreements to lend to customers with fixed expiration dates or other termination clauses. Since many of the commitments are expected to expire without being funded, the total commitment amounts do not necessarily represent future liquidity requirements. Standby letters of credit are conditional commitments issued by the Bank guaranteeing the performance of a customer to a third party. Those guarantees are primarily issued to support public and private borrowing arrangements. The Bank had outstanding letters of credit in the amount of $5,312,000 at December 31, 2006 and $711,000 at December 31, 2005.

Capital. The federal regulatory agencies use risk-based capital ratios to analyze the adequacy of a bank’s capital. These ratios weigh bank assets from 0% to 100% depending upon the risks inherent in each type of asset. The Bank continues to meet all requirements for a well-capitalized bank as defined by the regulatory agencies. The following table presents the key risk-based capital ratios for Peoples National Bank for 2006 and 2005. Additional details regarding capital may be found in the Notes to Consolidated Financial Statements.

	2006	2005
Tier 1 Ratio	12.29%	15.88%
Total Risk-Based Capital Ratio	13.12%	16.88%
Leverage Ratio	7.86%	10.70%

Liquidity. Liquidity is our ability to fund both loans and investments in the normal course of business and to provide adequate protection for unexpected deposit withdrawals or other demands for funds without incurring a significant negative impact on profitability. Our primary source of day-to-day liquidity lies in the combination of cash, deposit balances, checks in process of collection, deposit growth and federal funds sold. Federal funds are excess funds that are sold to other banks, generally on a one-day basis. Normal funds from the repayment of loans and investments augment these funds.

Our secondary source of liquidity lies in our investments and deposits in other financial institutions. While our investments are categorized as held-to-maturity, they consist of short-term U. S. Government Agencies that are readily marketable. As reflected in the previous Interest Sensitivity Analysis, the majority of our investment securities mature in five years or less. Interest-bearing deposits in other financial institutions generally mature in one year. The total of these deposits at December 31, 2006 was $173 million.

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Effects of Inflation. The effect of changing prices is typically different for financial institutions than for other entities because a financial institution’s assets and liabilities are monetary in nature. Interest rates are significantly impacted by inflation, but neither the timing nor the magnitude of the changes is directly related to price-level indices. The consolidated financial statements reflect the impacts of inflation on interest rates, loan demands and deposits.

MANAGEMENT’S RESPONSIBILITY FOR FINANCIAL REPORTING

The management of Carter Bank & Trust has prepared and is responsible for the accompanying financial statements, together with the financial data and other information presented in this annual report. Management believes that the financial statements have been prepared in conformity with accounting principles generally accepted in the United States appropriate under the circumstances and include amounts that are based on management’s best estimates and judgments.

Management maintains and depends upon an internal accounting control system designed to provide reasonable assurance that transactions are executed in accordance with management’s authorization, that financial records are reliable as the basis for preparation of all financial statements, and that the Bank’s assets are safeguarded. The design and implementation of all systems of internal control are based on judgments required to evaluate the costs of control in relation to the expected benefits and to determine the appropriate balance between these costs and benefits. The Bank maintains a professional internal audit staff to monitor compliance with the system of internal control. Operational and special audits are conducted, and audit reports are submitted to appropriate management.

The Audit Committee of the Board of Directors meets periodically with the independent public accountants, Goodman & Company, management and internal auditors to review accounting, auditing and internal reporting matters. The independent public accountants and internal auditors have free access to the Audit Committee to discuss the results of their audit work and their evaluations of internal controls and the quality of financial reporting.

The responsibility of Goodman & Company is limited to an expression of their opinion as to the fairness of the financial statements. Their opinion is based on an audit conducted in accordance with Standards of the Public Company Accounting Oversight Board (United States), as described in their report included with the Consolidated Financial Statements herein.

Worth Harris Carter, Jr.	Jane Ann Davis
Chairman of the Board and President	Vice President

ITEM 7A. QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

Interest Sensitivity Analysis

The frequency with which interest rates on earning assets and interest bearing liabilities change has a significant impact on net interest income. The following table presents the

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anticipated changes based on the contractual maturity of each instrument. Expected maturities may differ from contractual maturities as both borrowers and depositors may have the right to call or prepay obligations with or without call or prepayment penalties.

The following table shows information for Carter Bank & Trust as of December 31, 2006:

(Dollars in thousands) Uses of Funds	Within One Year	One to Five Years	Over Five Years	Total
Interest-Bearing Deposits in Other Financial Institutions	$160,308	$12,870	$—	$173,178
Investment Securities	112,930	339,251	—	452,181
Federal Funds Sold	—	—	—	—
Loans (Net of Nonacccrual Loans)	429,099	550,750	410,157	1,390,006

Total Earning Assets	$702,337	$902,871	$410,157	$2,015,365

Deposits
Interest-Bearing Demand	$254,663	$—	$—	$254,663
Savings (Including MM’s)	306,071	—	—	306,071
Time Deposits
Certificates of Deposit Over $100,000	205,847	125,604	—	331,451
Other	689,820	414,726	—	1,104,546

Total Interest-Bearing Deposits	1,456,401	540,330	—	1,996,731
Federal Funds Purchased	—	—	—	—
Notes issued to the U. S. Treasury	4,054	—	—	4,054

Total Interest-Bearing Liabilities	$1,460,455	$540,330	$—	$2,000,785

Maturity/Rate Sensitivity Gap Per Period	$(758,118)	$362,541	$410,157	$14,580
Cumulative Maturity/Rate Sensitivity Gap	$(758,118)	$(395,577)	$14,580

The Bank is not a party to any derivative financial instruments.

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ITEM 8. FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

The report of the independent registered public accounting firm, the audited balance sheet of Carter Bank & Trust at December 31, 2006, and the audited financial statements of Peoples National Bank (which, in the case of the statement of income for 2006, the statement of cash flows for 2006, and the statement of equity for 2006, include information for Peoples National Bank through December 29, 2006, plus two days of information for Carter Bank & Trust), and the accompanying notes and supplementary data required by this Item are contained in the 2006 Annual Report to Shareholders, portions of which are included as Exhibit 13 to this report and are incorporated herein by reference. See “Management’s Discussion and Analysis” in Item 7 above, under the caption “Accounting Treatment of the Merger” for an explanation of the financial statement presentation included elsewhere herein.

ITEM 9. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

None.

ITEM 9A. CONTROLS AND PROCEDURES

Disclosure Controls and Procedures

The Bank maintains a system of disclosure controls and procedures that is designed to ensure that material information is accumulated and communicated to management, including the Bank’s president (who is the Bank’s principal executive officer) and principal financial officer, as appropriate to allow timely decisions regarding required disclosure. As required, management, with the participation of the Bank’s president and principal financial officer, evaluated the effectiveness of the design and operation of the Bank’s disclosure controls and procedures as of the end of the period covered by this report. Based on this evaluation, the Bank’s president and principal financial officer concluded that the Bank’s disclosure controls and procedures were operating effectively to ensure that information required to be disclosed by the Bank in reports that it files or submits under the Securities Exchange Act of 1934, as amended, is recorded, processed, summarized, and reported within the time periods specified in the rules and forms of the SEC as such rules and forms have been adopted by the FDIC.

Because of the inherent limitations in all control systems, no evaluation of controls can provide absolute assurance that the Bank’s disclosure controls and procedures will detect or uncover every situation involving the failure of persons within the Bank to disclose material information otherwise required to be set forth in the Bank’s periodic reports.

Changes in Internal Control Over Financial Reporting

The Bank’s management is also responsible for establishing and maintaining adequate internal control over financial reporting to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. There were no changes in the Bank’s internal control over financial reporting during the quarter ended December 31, 2006 that have materially affected, or are reasonably likely to materially affect, the Bank’s internal control over financial reporting.

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ITEM 9B. OTHER INFORMATION

None.

PART III

ITEM 10. DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

The following individuals are directors and executive officers of Carter Bank & Trust in each case, since December 29, 2006, the effective date of the Merger. Ages are given as of March 31, 2007:

Directors

Name	Age	Position	Business Experience During Past Five Years
Worth Harris Carter, Jr.	69	Chairman of the Board and President

Chairman of the Board of First National Bank from 1976 until the Merger, President from 1986 until the Merger.

Chairman of the Board and President of Patrick Henry National Bank from 1977 until the Merger.

Chairman of the Board Peoples National Bank from 1976 until the Merger, President from 1981 until the Merger.

Chairman of the Board of Blue Ridge Bank, N.A. from 1982 until the Merger, President from 2004 until the Merger.

Chairman of the Board and President of Community National Bank from 1985 until the Merger.

Chairman of the Board and President of Mountain National Bank from 1996 until the Merger.

Chairman of the Board and President of Shenandoah National Bank from 1996 until the Merger.

Chairman of Board and President of Central National Bank from 1996 until the Merger.

Chairman of the Board and President of Patriot Bank, N.A. from 1996 until the Merger.

Chairman of the Board and President of First National Exchange Bank from 1998 until the Merger.

Chairman of the Board and President of Mortgage Company of Virginia since 1984.

Chairman of the Board and President of BSVA since 1984.

Chairman of the Board and President of Bank Building Corporation since 1988.

Chairman of the Board and President of Coresoft, Inc. since 2004.

Chairman of the Board and President of Bank Services Insurance, Inc. since 2003.

Manager of Blackstone Properties LLC since 1998.

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Name	Age	Position	Business Experience During Past Five Years
George B. Buchanan, Jr.	71	Director	Chairman of the Board of Patricia Grand Hotels, Inc. Previously he was President of Danville Plywood Corporation, Danville, Virginia for more than five years. He also served as a director of Central National Bank from 1996 until the Merger and Peoples National Bank from 1978 until the Merger.

Joseph L. Chandler	74	Director	Retired. Formerly, Manufacturing Manager, Small Power Division, ABB Power T & D Company, South Boston, Virginia for more than five years. He also served as a director of Community National Bank from 1985 until the Merger.

Robert W. Conner	67	Director	Clerk of the Circuit Court of Halifax County for more than five years. He also has served as a director of Community National Bank from 1985 until the Merger and Bank Building Corporation since 1995.

W. Lynwood Craig	77	Director	President and Treasurer of Bassett Oil & Equipment Company, Inc., Virginia for more than five years. He also served as a director of Patrick Henry National Bank from 1976 until the Merger and Shenandoah National Bank from 1996 until the Merger.

Chester A. Gallimore	70	Director	President of Wills Ridge Supply for more than five years. He also served as a director of Blue Ridge Bank, N.A. from 1978 until the Merger.

Charles E. Hall	65	Director	Farmer for more than five years. He also has served as a director of Blue Ridge Bank, N.A. from 1978 until the Merger and Bank Building Corporation since 1995.

James W. Haskins	66	Director	Attorney and principal in the law firm of Young, Haskins, Mann & Gregory, Ltd., Martinsville, Virginia for more than five years. He also served as a director of Mountain National Bank from 1996 until the Merger and Patrick Henry National Bank from 1982 until the Merger.

Walter P. Kingery	75	Director	Retired. Formerly dairy farmer in Franklin County, Virginia for more than five years. He also served as a director of First National Bank from 1974 until the Merger and First National Exchange Bank from 1998 until the Merger.

Lanny A. Kyle, O.D.	53	Director	Currently practicing optometry in North Carolina. He formerly was Owner and President of Piedmont Optometric Association for more than five years. He also served as a director of Mountain National Bank from 2003 until the Merger.

George W. Lester, II	67	Director	Chairman and Chief Executive Officer of the Lester Group, Inc., a Forest Products Company of Martinsville, Virginia for more than five years. He also served as a director of Patrick Henry National Bank from 1976 until the Merger and Shenandoah National Bank from 1996 until the Merger.

Harry L. Mapp, Jr.	76	Director	Retired. Formerly attorney for more than five years. He also served as a director of Community National Bank from 1985 until the Merger.

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Name	Age	Position	Business Experience During Past Five Years
Sidney D. Mason	79	Director	Retired. Formerly Chairman of the Board of Virginia Apparel Corporation, Rocky Mount, Virginia for more than five years. He also served as a director of First National Bank from 1974 until the Merger and First National Exchange Bank from 1998 until the Merger.

E. Warren Matthews	66	Director	Attorney in the firm of Harris, Matthews & Osborne, PC for more than five years. He also served as a director of Community National Bank from 1998 until the Merger.

H. Marvin Midkiff, DDS	82	Director	Retired. Formerly Doctor of Dental Surgery and principal in H.M. Midkiff, DDS, Ltd., Martinsville, Virginia for more than five years. He also served as a director of Mountain National Bank from 1996 until the Merger and Patrick Henry National Bank from 1976 until the Merger.

James C. Moses	75	Director	Retired. Formerly President of Moses Insurance Agency, Inc. He also served as a director of Central National Bank from 1996 until the Merger, Peoples National Bank from 1977 until the Merger and of Patriot Bank, N.A. from 1996 until the Merger.

Joseph E. Pigg	71	Director	President of Millard’s Machinery, Inc., an industrial and logging equipment sales and service business for more than five years. He also served as a director of Patrick Henry National Bank from 1976 until the Merger and Shenandoah National Bank from 1996 until the Merger.

Haller G. Prillaman	73	Director	President of Prillaman Brothers, Inc., Martinsville, Virginia. He was President of Prillaman Chemical Corp., Martinsville, Virginia and Daly Herring Company, Kingston, North Carolina for more than five years until 1987; Director, Ellis & Everard, PLC, Bradford, United Kingdom from August 1984 to July 1988; President and Director, Ellis & Everard (HOLDINGS), Inc., Atlanta, Georgia from October 1985 to July 1988. He also has served as a director of Mountain National Bank from 1996 until the Merger, Patrick Henry National Bank from 1976 until the Merger and Bank Building Corporation since 1995.

Mary A. Ramsey	82	Director	Retired. Formerly operator of Chief Tassel Beauty Shoppe in Martinsville, Virginia for more than five years. She also served as a director of First National Bank from 1987 until the Merger and First National Exchange Bank from 1998 until the Merger.

Larry N. Roach	68	Director	President of Larry Roach & Associates, Insurance Services, Inc. for more than five years. He also served as a director of Mountain National Bank from 1996 until the Merger and Patrick Henry National Bank from 1976 until the Merger.

Leo H. Scott	74	Director	President of Leo H. Scott Cabinets, Inc., Ferrum, Virginia for more than five years. He also served as a director of First National Bank from 1974 until the Merger and First National Exchange Bank from 1998 until the Merger.

Simon C. Spencer	71	Director	Retired. Formerly Assistant Principal of Fieldale-Collinsville High School for more than five years and Lt. Colonel, U.S. Army. He also served as a director of Patrick Henry National Bank from 1976 until the Merger and Shenandoah National Bank from 1996 until the Merger.

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Name	Age	Position	Business Experience During Past Five Years
William B. Sumner	65	Director	Retired. Formerly owner of Floyd Press, Inc. for more than five years. He also served as a director of Blue Ridge Bank, N.A. from 1978 until the Merger.

James M. Thomasson	76	Director	Retired. Formerly Executive Vice President and Cashier of Patrick Henry National Bank for more than five years. He also served as a director of Patrick Henry National Bank from 1978 until the Merger and Shenandoah National Bank from 1996 until the Merger.

W.C. Trent, Jr.	63	Director	Investor. He was Vice President and Treasurer of Trent Furniture Corp., Bassett, Virginia for more than five years. He also served as a director of Patrick Henry National Bank from 1977 until the Merger and Shenandoah National Bank from 1996 until the Merger.

Betty A. Williams	71	Director	Retired. Formerly Advertising Director of Floyd Press, Inc. for more than five years. She also served as a director of Blue Ridge Bank, N.A. from 1978 until the Merger.

R.E. Williams	72	Director	Retired. Formerly President of Dry Fork Milling Company, Inc., Danville, Virginia for more than five years. He also has served as a director of Central National Bank from 1996 until the Merger, Patriot Bank, N.A. from 1996 until the Merger, Peoples National Bank from 1977 until the Merger and Bank Building Corporation since 1995.

Executive Officers

Name	Age	Position	Business Experience During Past Five Years
Worth Harris Carter, Jr.	69	Chairman of the Board and President	See above under “Directors.”

Carol Ann Bondurant	63	Senior Vice President	Senior Vice President Operations, BSVA and has been for more than five years.

Jane Ann Davis	44	Vice President	Assistant Comptroller, BSVA and has been for more than five years.

Robert L. Dye, III	49	Vice President	Vice President, Blue Ridge Bank, N.A. and has been for more than five years.

Wright L. Garrett	65	Senior Vice President	Senior Vice President, Peoples National Bank and has been for more than five years. He also served as a director of Patriot Bank, N.A. from 2005 until the Merger.

Dianne S. Hall	61	Senior Vice President	Senior Vice President and Cashier, First National Bank and has been for more than five years.

Phyllis Q. Karavatakis	51	Senior Vice President & Cashier	Senior Vice President and Cashier, Patrick Henry National Bank, and Senior Vice President Loan Origination, BSVA, and has been employed more than five years. She also served as a director of Central National Bank from 2005 until the Merger.

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Name	Age	Position	Business Experience During Past Five Years
Brenda A. Kendrick	58	Senior Vice President	Senior Vice President Operations, Peoples National Bank and has been for more than five years. She also served as a director of Peoples National Bank from 2005 until the Merger.

Bradford M. Kendrick	50	Vice President	Vice President Data Processing Manager, BSVA and has been for more than five years.

Steven M. Moses, Jr.	61	Vice President	Vice President Loan Administration, BSVA and has been for more than five years.

William E. Oeters	57	Senior Vice President	Senior Vice President and Cashier, Patriot Bank, N.A. and has been for more than five years. He also served as a director of Patriot Bank, N.A. from 2003 until the Merger.

William Wells	60	Senior Vice President	Senior Vice President, First National Bank and has been for more than five years.

Directors serve one-year terms until their successors are elected and qualified. Executive officers are appointed by the Board of Directors and serve at the discretion of the Board of Directors.

The Board of Directors is not aware of any family relationship between any director or executive officer; nor is the Board of Directors aware of any involvement in legal proceedings that would be material to an evaluation of the ability or integrity of any director, executive officer or person serving as a director.

AUDIT COMMITTEE

Prior to the Merger, the full board of directors of each of the Merged Banks functioned as the audit committee for each respective Merged Bank. Carter Bank & Trust has created and designated a separate committee of its Board of Directors as the Audit Committee. Current members of the Bank’s Audit Committee are Messrs. Joseph L. Chandler, W. Lynwood Craig, Chester A. Gallimore, Walter P. Kingery, Joseph E. Pigg, James M. Thomasson and W. C. Trent, Jr., each of whom is “independent” for this purpose according to NASDAQ listing standards and the regulations of the SEC. The Audit Committee engages the Bank’s independent registered public accounting firm, approves the scope of the independent registered public accounting firm’s audit, reviews the reports of examination by the applicable Bank regulatory agencies and the independent registered public accountant, and the internal auditor, and will report to the Board of Directors periodically. The Audit Committee is expected to meet four times during 2007.

The Board of Directors has determined that Mr. James M. Thomasson qualifies as an “audit committee financial expert” within the meaning of applicable regulations of the SEC, promulgated pursuant to the Sarbanes-Oxley Act of 2002.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires that directors and executive officers, and persons who beneficially owns more than 10% of the Bank’s equity securities, file reports of ownership and reports of changes in ownership of the Bank’s outstanding equity securities. No such filings were required to be filed in 2006 with respect to the Bank. Prior to consummation of the Merger, all such filings with respect to the ownership of the Merged Banks’ then-outstanding equity securities had been filed timely in 2006.

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Code of Ethics

The Bank has adopted a Code of Ethics that applies to its directors, executive officers and employees. The Code of Ethics is filed herewith as Exhibit 14.

Shareholder Director Recommendation Process

The entire Board of Directors performs the functions of a Nominating Committee for the Bank. As a result of the Merger, Carter Bank & Trust has a larger board of directors than did any of the Merged Banks. The Board of Directors will continue to assess the need for a nominating committee as it gains additional experience working together as a single board. The Board has no prescribed minimum qualifications for nominees and will consider recommendations to the Board from shareholders as appropriate, as did the boards of each of the Merged Banks.

ITEM 11. EXECUTIVE COMPENSATION

Compensation Discussion & Analysis

The Bank’s compensation program is substantially similar to that of each of the Merged Banks prior to the Merger. The Bank’s compensation program is designed to offer competitive compensation to employees based on each individual’s contribution to the Bank’s overall success. As such, the program provides a competitive compensation package to attract and retain capable employees.

The compensation and benefits program consists of salary, a profit sharing plan, and life, health and disability insurance. The compensation and benefits program for officers parallels that of all other employees. The Bank offers no stock options or other forms of equity compensation, bonuses, employment contracts, country club memberships or other perquisites to officers or employees.

The entire Board of Directors performs the functions of a Salary Committee for the Bank. The Board has the responsibility for administering the Bank’s overall compensation program and for setting the salaries for the Bank’s officers. In setting the compensation of the Bank’s officers, including the compensation of the Bank’s Chairman and President, the Board will generally rely on the recommendations of the Chairman and President and the Board members’ own significant personal knowledge of the compensation provided to other, similarly situated, executives in banking and other industries in the local area. Neither the Bank nor the Board has engaged any compensation consultant in connection with its consideration of compensation matters. The Board also will review each individual’s performance and contribution to the overall Bank goals in determining the level of salary for the coming year. The Board of Directors has not adopted a charter relating to its consideration of compensation matters in its capacity as a Salary Committee.

As of March 31, 2007, compensation levels for Bank employees generally remained at the level paid to each employee by the Merged Bank or Bank affiliate for which such employee worked prior to the Merger. As appropriate and in keeping with the principles described above, the Board will take into account any additional, ongoing responsibilities assumed by employees upon consummation of the Merger in setting future compensation.

34

Summary Compensation Table

Fiscal 2006

Because the Merger was consummated on December 29, 2006, the table below reflects compensation received by each named executive officer in 2006 from either a Merged Bank or other Bank affiliate, as further explained in the footnotes to the table.

Name and Principal Position with Carter Bank & Trust	Year	Salary ($)	Bonus (6) ($)	Stock Awards (6) ($)	Option Awards (6) ($)	Non-equity Incentive Plan Compensation (6) ($)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation(7)(8) ($)	Total ($)
Worth Harris Carter, Jr. Chairman of the Board and President (1)	2006	$575,000	N/A	N/A	N/A	N/A	$49,470	$30,873	$655,343
Phyllis Q. Karavatakis Senior Vice President and Cashier(2)	2006	$150,600	N/A	N/A	N/A	N/A	N/A	$15,353	$165,953
Carol Ann Bondurant Senior Vice President(3)	2006	$147,900	N/A	N/A	N/A	N/A	N/A	$16,527	$164,427
William E. Oeters Senior Vice President(4)	2006	$147,900	N/A	N/A	N/A	N/A	N/A	$15,176	$163,076
Bradford M. Kendrick Vice President (5)	2006	$120,000	N/A	N/A	N/A	N/A	N/A	$11,254	$131,254

(1)	Compensation for Mr. Carter’s services as Chairman of the Board and President of all of the Merged Banks for 2006 was paid by BSVA, an affiliate of the Merged Banks. The Salary Committee of the board of directors of one of the Merged Banks (Patrick Henry National Bank) actually set Mr. Carter’s annual salary for 2006. The cost of Mr. Carter’s compensation, which consisted of his salary plus an amount equal to twenty-nine percent of his salary to cover payroll taxes and all other benefits, was shared by the Merged Banks on the basis of average deposits of each Merged Bank relative to total average deposits of all of the Merged Banks. Prior to the Merger, Mr. Carter also served as Chairman of the Board and President of MCOV, BSVA, Bank Services Insurance, Inc., and Bank Building Corporation, each of which was an affiliate of each of the Merged Banks. Mr. Carter continues to serve as Chairman of the Board and President of each of these entities, which are now direct or indirect wholly-owned subsidiaries of the Bank, except for Bank Building Corporation, which is an affiliate of the Bank. Mr. Carter did not receive compensation for his services to any such entities in 2006.
(2)	Compensation for 2006 was paid by BSVA, for whom Mrs. Karavatakis served as Senior Vice President prior to the Merger.
(3)	Compensation for 2006 was paid by BSVA, for whom Mrs. Bondurant served as Senior Vice President prior to the Merger.

35

(4)	Compensation for 2006 was paid by Patriot Bank, NA, for whom Mr. Oeters served as Senior Vice President prior to the Merger.
(5)	Compensation for 2006 was paid by Bank Services of Virginia, Inc. for whom Mr. Kendrick served as Vice President prior to the Merger.
(6)	Neither Carter Bank & Trust nor any of the Merged Banks has or had any bonus compensation plan or arrangement, or any stock award plans, stock option plans, or other equity compensation plans or arrangements, or any non-equity incentive compensation plan or arrangement or any defined benefit or actuarial pension plans. For this reason, Carter Bank & Trust has not included in this annual report the tabular information that would otherwise be required under applicable rules and regulations for Grants of Plan-Based Awards, Outstanding Equity Awards at 2006 Fiscal Year End, Option Exercises and Stock Vested, or Pension Benefits.
(7)	The amount of compensation in the form of perquisites and other personal benefits properly categorized in this column did not exceed $10,000 for any named executive officer for 2006.
(8)	“All Other Compensation” consists of amounts contributed for 2006 for Mr. Carter under the Qualified Profit Sharing Plan of MCOV and life insurance premiums. For 2006, these amounts consisted of $23,943 contributed to the qualified plan and life insurance premiums of $6,930. “All Other Compensation” for Msses. Karavatakis and Bondurant, Messrs. Oeters and Kendrick consists of the contributions of $14,784, $14,585, $13,886, and $10,685 respectively, to the integrated profit sharing plan of each Merged Bank for whom a named executive officer worked on behalf of the indicated named executive officer and life insurance premiums of $569, $1,941, $1,290 and $569, respectively. All such named executive officers had more than five years of credited service under their respective Merged Bank’s profit sharing plans, and consequently have more than five years credit service under the Carter Bank & Trust profit sharing plan. Credited years of service is based on actual years of service.

36

Profit Sharing Plan

Carter Bank & Trust has adopted a profit sharing plan that was created by the merging of the ten merged bank’s plans and the Mortgage Company of Virginia plan into Peoples National Bank. The plan was renamed as the Carter Bank & Trust profit sharing plan. The plan covers all full time employees that have been employed for six (6) months and have reached the age of 20- 1/2 as of the first day of the plan year. Persons who have reached the age of 62 are fully vested regardless of length of service. For eligibility and vesting purposes, employees receive credit for previous employment with any of the Merged Banks, BSVA or other affiliates of the Bank. The regular vesting schedule is as follows:

Years of Service	Vested Percentage	Forfeitable Percentage
Less than 5	0%	100%
5 or more	100%	0%

Each year the Board of Directors of the Bank will determine what amount, if any, is to be allocated to the plan out of accumulated or current earnings of the Bank. The combined contribution of the Merged Banks to their similar integrated profit sharing plans was $1,575,442 in 2006, $1,553,168 in 2005, and $1,550,385 in 2004.

Although Mr. Carter will participate in the qualified profit sharing plan of the Bank on and after January 1, 2007, prior to the Merger he participated in only two of the profit sharing plans. He participated in the plans of the MCOV and Patrick Henry National Bank. Mr. Carter also participated in the MCOV nonqualified plan for highly paid executives whose contribution to the qualified plan is limited due to IRS regulations. The contribution to the MCOV non-qualified plan is the difference between the amount that would have been allocated to Mr. Carter, in the banks qualified plan, if there was no IRS limitation and the actual amount allocated in the plan after applying the IRS limitation. Mr. Carter will continue to participate in these plans, both of which have become plans of Carter Bank & Trust. Contributions to the latter plan on behalf of Mr. Carter are intended to equal the amount that would have been contributed to the MCOV qualified profit sharing plan if contributions to that plan on behalf of Mr. Carter were not limited by law with respect to the allocation of the Company’s discretionary profit sharing contribution. The combined contributions of the Merged Banks to these MCOV plans on Mr. Carter’s behalf for 2006 is detailed in the Summary Compensation Table above. The Bank will continue to make contributions to these plans on Mr. Carter’s behalf on the same basis described above.

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Nonqualified Deferred Compensation

Fiscal 2006

As discussed above, prior to the Merger, MCOV offered a nonqualified profit sharing plan for highly paid executives to Mr. Carter. Information regarding Mr. Carter’s participation in the plan during 2006 is reflected in the following table.

NON-QUALIFIED DEFERRED COMPENSATION

Name	Executive Contributions In Last Fiscal Year ($)	Registrant Contributions In Last Fiscal Year ($)	Aggregate Earnings in Last FY ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)
Worth Harris Carter, Jr.	N/A	$49,470	$23,985	N/A	$756,587

Health Plans

In addition, until December 29, 2006, there was a single health insurance plan for all officers and full-time employees of all the Merged Banks who met the eligibility requirements. There was also a group life insurance plan and short-term disability plan for officers and full-time employees, including those of BSVA. The plans have been continued by Carter Bank & Trust.

Potential Payments Upon Termination or Change in Control

Neither Carter Bank & Trust nor any of the Merged Banks prior to the Merger has or had any employment or change in control agreements with the executive officers, or any stock award plans, stock option plans, or other equity compensation plans or arrangements. For this reason, Carter Bank & Trust has no potential payments upon termination or change in control to report.

Director Compensation

Prior to the Merger, the Salary Committee of Patrick Henry National Bank determined the fees to be paid to non-employee directors of Patrick Henry National Bank based on the recommendation of Mr. Carter, which was based on a review of director fees paid by comparable community banks in Patrick Henry National Bank’s trade area. The Board of Directors of each of the other Merged Banks would then determine the fees to be paid to its non-employee directors based on the recommendation of Mr. Carter, which was similarly based on a review of director fees paid by comparable community banks in Merged Banks’ trade areas.

Prior to the Merger, non-employee directors of the Merged Banks received between $75 and $450 for each Board meeting attended, but did not receive annual retainers.

38

Director Compensation Table

Fiscal 2006

The following table provides compensation information for the year ended December 31, 2006 for each non-employee member of the Merged Banks’ Boards of Directors.

Name (1)	Fees Earned or Paid in Cash ($) (2)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
George B. Buchanan, Jr.	$800	—	—	—	—	—	$800
Joseph L. Chandler	$5,850	—	—	—	—	—	$5,850
Robert W. Conner	$5,850	—	—	—	—	—	$5,850
W. Lynwood Craig	$9,600	—	—	—	—	—	$9,600
Chester A. Gallimore	$5,200	—	—	—	—	—	$5,200
Charles E. Hall	$5,200	—	—	—	—	—	$5,200
James W. Haskins	$9,600	—	—	—	—	—	$9,600
Walter P. Kingery	$4,600	—	—	—	—	—	$4,600
Lanny A. Kyle, O.D.	$4,550	—	—	—	—	—	$4,550
George W. Lester, II	$8,800	—	—	—	—	—	$8,800
Harry L. Mapp, Jr.	$5,850	—	—	—	—	—	$5,850
Sidney D. Mason	$5,000	—	—	—	—	—	$5,000
E. Warren Matthews	$4,950	—	—	—	—	—	$4,950
H. Marvin Midkiff, DDS	$10,400	—	—	—	—	—	$10,400
James C. Moses	$4,800	—	—	—	—	—	$4,800
Joseph E. Pigg	$10,400	—	—	—	—	—	$10,400
Haller G. Prillaman	$9,600	—	—	—	—	—	$9,600
Mary A. Ramsey	$5,000	—	—	—	—	—	$5,000
Larry N. Roach	$9,600	—	—	—	—	—	$9,600
Leo H. Scott	$5,000	—	—	—	—	—	$5,000
Simon C. Spencer	$10,400	—	—	—	—	—	$10,400
William B. Sumner	$3,200	—	—	—	—	—	$3,200
James M. Thomasson	$10,400	—	—	—	—	—	$10,400
W. C. Trent, Jr.	$10,400	—	—	—	—	—	$10,400
Betty A. Williams	$5,200	—	—	—	—	—	$5,200
R. E. Williams	$5,200	—	—	—	—	—	$5,200

(1)	Worth Harris Carter, Jr., the Bank’s Chairman of the Board and President, is not included in this table because he is an officer of the Bank and was an officer of each of the Merged Banks and receives no separate compensation for service as a director. The compensation received by Mr. Carter as an officer of the Bank and the Merged Banks is included in the Summary Compensation Table on page 35.
(2)	All fees reported were paid by the Merged Bank(s) on whose board the director served.

The Carter Bank & Trust Board of Directors determines the fees to be paid to non-employee directors based on the recommendation of Mr. Carter, which is based on a review of director fees paid by comparable community banks in Carter Bank & Trust’s trade area. Each director of Carter Bank & Trust (who is not also an executive officer of the Bank) currently receives $600 for each Board meeting attended and $300 for each committee meeting attended. Carter Bank & Trust does not pay its directors an annual retainer.

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SALARY COMMITTEE REPORT

The Salary Committee of the Board of Directors has reviewed and discussed with management the Compensation Discussion & Analysis included above. Based upon such review, the related discussions and such other matters deemed relevant and appropriate by the Committee, the Committee has recommended to the Board of Directors the inclusion of the Compensation Discussion & Analysis in this annual report on Form 10-K.

Salary Committee Interlocks and Insider Participation

All of the members of the Board of Directors, except Mr. Carter, are independent non-management directors. None of the members of the Board of Directors has served as an officer or employee of Carter Bank & Trust except Mr. Carter, and none of the executive officers of Carter Bank & Trust has served as a member of a compensation committee or board of directors of any other entity which has an executive officer serving as a member of the Bank’s Board of Directors. A description of Mr. Carter’s relationships with the Bank, required to be described under Regulation S-K, Item 404, is provided in Part II, Item 13 of this report and is incorporated herein by reference.

ITEM 12. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

Beneficial Ownership of 5% or Greater Shareholders and of Directors and Executive Officers

The following table shows as of February 23, 2007, the beneficial ownership of the Bank’s common stock of each director, the executive officers identified in the Summary Compensation Table and the Bank’s directors and executive officers as a group. To the Bank’s knowledge, Worth Harris Carter, Jr., Chairman of the Board and President of the Bank, is the Bank’s only shareholder beneficially holding 5% or more of the Bank’s outstanding common stock. As of February 23, 2007, the Bank’s directors and executive officers as a group, beneficially owned 8,103,568 shares (or 32.42%) of the Bank’s outstanding common stock.

Name	Amount and Nature of Beneficial Ownership (1) (2)		Ownership as a Percentage of Common Stock Outstanding
Bondurant, Carol Ann	77,642	(3)	*

Buchanan, George B., Jr.	314,385	(4)	1.26%

Carter, Worth Harris, Jr.	3,070,815	(5)	12.28%

Chandler, Joseph L.	27,243	(6)	*

40

Name	Amount and Nature of Beneficial Ownership (1) (2)		Ownership as a Percentage of Common Stock Outstanding
Conner, Robert W.	64,013	(7)	*

Craig, W. Lynwood	492,118	(8)	1.97%

Gallimore, Charles A.	99,858		*

Hall, Charles E.	30,179	(9)	*

Haskins, James W.	109,709	(10)	*

Karavatakis, Phyllis Q.	16,638	(11)	*

Kendrick, Bradford M.	72,857		*

Kingery, Walter P.	192,777	(12)	*

Kyle, Lanny A., O.D	59,428		*

Lester, George W., II	999,151	(13)	4.00%

Mapp, Harry L., Jr.	48,145		*

Mason, Sidney D.	584,592	(14)	2.34%

Matthews, E. Warren	1,157		*

Midkiff, H. Marvin, DDS	61,053	(15)	*

Moses, James C.	16,223	(16)	*

Oeters, William E.	6,796		*

Pigg, Joseph E.	278,202	(17)	1.11%

Prillaman, Haller G.	186,837		*

Ramsey, Mary A.	376,168		1.50%

Roach, Larry N.	12,792	(18)	*

Scott, Leo H.	370,587	(19)	1.48%

Spencer, Simon C.	10,417	(20)	*

Sumner, William B.	30,924	(21)	*

Thomasson, James M.	135,199	(22)	*

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Name	Amount and Nature of Beneficial Ownership (1) (2)		Ownership as a Percentage of Common Stock Outstanding
Trent, W.C., Jr.	100,812	(23)	*

Williams, Betty A.	48,050		*

Williams, R. E.	66,124		*

All Directors and Executive Officers as a Group (38 Persons) (24)	8,103,568		32.42%

*	less than 1%
(1)	For purposes of this table, beneficial ownership has been determined in accordance with the provisions of Rule 13d-3 of the Securities Exchange Act of 1934 under which, in general, a person is deemed to be the beneficial owner of a security if he/she has or shares the power to vote or direct the voting of the security or the power to dispose of or direct the disposition of the security, or if he/she has the right to acquire beneficial ownership of the security within sixty days.
(2)	Unless otherwise indicated, the shares listed in the table represent sole voting and investment power.
(3)	Includes 2,498 held as custodian for child and 75,144 held jointly with Mrs. Bondurant’s husband.
(4)	Includes 239,385 shares held jointly with Mr. Buchanan’s wife.
(5)	Includes 114,865 shares held by Mr. Carter as executor for his wife’s estate; 452,682 shares held by Mr. Carter as custodian for his children and grandchildren; 47,284 shares held for Mr. Carter’s account in the Nonqualified Profit Sharing Plan of Carter Bank & Trust; and 127,462 shares held by C&C Realty, Inc., of which Mr. Carter is president and a 50% owner.
(6)	Includes 526 shares held as custodian for grandchild.
(7)	Includes 59,672 shares held jointly with Mr. Conner’s wife.
(8)	Includes 19,606 shares held by Bassett Oil & Equipment Co., Inc., of which Mr. Craig is president, and 173,158 shares held by Mr. Craig’s wife.
(9)	Includes 27,352 shares held jointly with Mr. Hall’s wife.
(10)	Includes 1,656 shares held by Mr. Haskins’ wife.
(11)	Includes 7,736 shares held jointly with Mrs. Karavatakis’ husband and 4,726 held by Mrs. Karavatakis as custodian for her daughter.
(12)	Includes 3,382 shares held by Mr. Kingery’s wife.
(13)	Includes 152,451 shares held by the Lester Group, Inc., of which Mr. Lester is president; 1,043 shares held by Beaver Hills Dev. Corp., of which Mr. Lester is president; 4,269 shares held by Carriage Square, LTD, of which Mr. Lester is president; 25,691 shares held by Lester Group PS, of which Mr. Lester is trustee; 317,333 shares held by EASG, LLC, of which Mr. Lester is manager; 79,082 shares held by Mr. Lester as trustee for the benefit of his children.
(14)	Includes 453,940 shares held by the Sidney D. Mason Revocable Trust, of which Mr. Mason is trustee, and 130,652 shares held by the Dale W. Mason Revocable Trust, of which Mr. Mason’s wife is trustee.
(15)	Includes 6,776 shares held by Mr. Midkiff’s wife.

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(16)	Includes 11,241 shares held by the James C. Moses, Sr. & Nancy Wells Moses Revocable Living Trust, of which Mr. Moses and his wife are co-trustees.
(17)	Includes 163 shares held by Mr. Pigg’s wife, and 34,156 held by Millards Machinery, a company owned by Mr. Pigg.
(18)	Includes 5,623 shares held jointly with Mr. Roach’s wife; 2,240 shares held jointly with Mr. Roach’s mother, and 2,582 shares held by Mr. Roach’s wife.
(19)	Includes 183,605 shares held by the Leo H. Scott Revocable Trust, of which Mr. Scott is trustee, and 186,982 shares held by the Geraldine N. Scott Revocable Trust, of which Mr. Scott’s wife is trustee.
(20)	Includes 3,804 shares held jointly with Mr. Spencer’s wife and 243 shares held by Mr. Spencer’s wife.
(21)	Includes 21,343 shares held jointly with Mr. Sumner’s wife.
(22)	Includes 86,663 shares held by Mr. Thomasson’s wife.
(23)	Includes 21,938 shares held by Mr. Trent as custodian for his children and 2,248 shares held by Mr. Trent’s wife.
(24)	Includes shares held by Jane Ann Davis, Vice President, Robert L. Dye, III, Vice President, Wright L. Garrett, Senior Vice President, Dianne S. Hall, Senior Vice President, Brenda A. Kendrick, Senior Vice President, Steven M. Moses, Jr., Vice President and Williams Wells, Senior Vice President.

The Bank knows of no arrangements, including any pledge by any person of securities of the Bank, which may at a subsequent date result in a change in control of the Bank.

Securities Authorized for Issuance Under Equity Compensation Plans

No tabular disclosure regarding equity compensation plans has been provided because the Bank does not have any outstanding equity compensation plans or arrangements that would be covered by Item 201(d) of Regulation S-K.

ITEM 13. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE

Prior to the Merger, Mr. Carter, who now serves as Chairman of the Board and President of Carter Bank & Trust, served as chairman of the board and president of each of the Merged Banks.

Prior to the Merger, certain of the Merged Banks maintained a correspondent bank account with one or more of the other Merged Banks. In 2006 and 2005, the average daily balance in these accounts was considered a normal operating balance to facilitate general business transactions. Certain of the Merged Banks also participated in loan transactions with other of the Merged Banks. These transactions were at carrying value and did not involve more than the normal risk of collectibility or present other unfavorable features. As a result of the Merger, these interbank accounts and loan participations have been eliminated.

Prior to the Merger, each of the Merged Banks owned 10% of the outstanding common stock of MCOV. As a result of the Merger, Carter Bank & Trust now owns 100% of the common stock of MCOV. MCOV owns 100% of BSVA. Prior to the Merger, the business of both of these companies was to provide operational support services to the ten Merged Banks, who were charged for their respective share of these services. The cost of this expense was shared by the Merged Banks on the basis of average deposits of each bank related to total average deposits of all the Merged Banks. As a result of the Merger, the business of both these companies, except for courier services, has been absorbed by Carter Bank & Trust.

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MCOV also owns 100% of Bank Services Insurance, Inc. Bank Services Insurance, Inc. provided insurance products to the Merged Banks and customers in the service area of the ten Merged Banks, and now provides these products to Carter Bank & Trust in its two-state service area. The aggregate premiums paid to Bank Services Insurance, Inc. by Peoples National Bank during 2006 were $59,796.

MCOV also owns 50% of Coresoft, Inc., as a result of an initial $1,000 investment during 2004. Coresoft, Inc. is in the process of developing a core software package that the Bank will use. At December 31, 2006, Coresoft, Inc. had an outstanding note payable to MCOV of $1,400,000.

The Chairman of the Board and President of the Bank also serves as chairman of the board and president of Bank Building Corporation, a Virginia corporation that is publicly-held by approximately 2,800 shareholders, and is the manager of Blackstone Properties, LLC, its wholly owned subsidiary. Messrs. Robert W. Conner, Charles E. Hall, Haller G. Prillaman and R. E. Williams, who are directors of Carter Bank & Trust, also serve as directors of Bank Building Corporation. Bank Building Corporation does not have any paid employees or directors. All of its accounting, record keeping and other operational needs are currently provided by BSVA on a fee for services basis. Bank Building Corporation leased branches to certain of the Merged Banks prior to the Merger and now leases 46 such branches to Carter Bank & Trust. Aggregate rental expense under these leases was $324,000 in 2006 and $314,000 in 2005. The Bank also leases offices from non-related parties under various terms. Aggregate rental expense for these leases was $27,000 in 2006 and 2005. Future minimum lease payments to Bank Building Corporation and to non-related parties, from Carter Bank & Trust, will be approximately $3.7 million per year through 2010 and thereafter totaling $33.2 billion (may vary based on changing interest rates). As of December 31, 2006, Mr. Carter beneficially owned 46,166 shares of common stock (11.6%) of Bank Building Corporation.

Certain of the Merged Banks also had made various mortgage loans to Bank Building Corporation secured by real estate consisting of branch bank facilities and related leases. As of December 29, 2006, these loans became loans from Carter Bank & Trust. At December 31, 2006, these loans aggregated $28,788,961 principal amount, with interest rates ranging from 6% to 8.75%, subject to adjustment at various times, with final payments due from 2017 to 2024. Monthly payments of principal and interest on these loans to Carter Bank & Trust at December 31, 2006, aggregated $3,235,446. The loan transactions with Bank Building Corporation were made on terms substantially the same as those prevailing at the time for comparable loans with other persons and did not involve more than normal risk of collectibility or present other unfavorable features.

In the ordinary course of business, each of the Merged Banks’ directors and executive officers and their related interests were customers of, and had transactions with the respective Merged Banks. Loan transactions with directors and officers, principal security holders and associates were made on substantially the same terms as those prevailing at the time for comparable loans to other persons and did not involve more than normal risk of collectibility or present other unfavorable features. As of December 29, 2006, these became loans from Carter Bank & Trust. These maximum amount of these extensions of credit during 2006 equaled $16,280,000, or 8% of the equity capital of the Merged Banks, as of September 30, 2006. These extensions of credit equaled $14,911,255, or 5% of the equity capital of Carter Bank & Trust as of December 31, 2006.

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Procedures for Approving Related Party Transactions

The Bank has in place formal procedures for the extension of credit to directors and executive officers and their related interests, in accordance with applicable banking regulations. In addition, pursuant to the Bank’s Code of Ethics, all directors and executive officers are expected to make reasoned and impartial decisions in the workplace. The Merged Banks had only minimal related party transactions in the past that did not relate to extensions of credit. Therefore, the Bank does not currently have a formal procedure for reviewing and approving related party transactions that do not relate to extensions of credit. However, approval of any related party transaction other than extensions of credit would be denied by the Board of Directors if the Board of Directors believed that the director’s or executive officer’s interest in such transaction could influence decisions relative to the Bank’s business, or have the potential to adversely affect the Bank’s business or the objective performance of the director’s function or executive officer’s work.

Director Independence

All directors, other than the Chairman and President, Mr. Carter, satisfy the director independence requirements of the NASDAQ listing standards.

The Board of Directors as a whole serves as the Nominating Committee and Salary Committee. All directors, other than the Chairman and President, Mr. Carter, also satisfy the Nominating Committee and Salary Committee member independence requirements of the NASDAQ listing standards.

ITEM 14. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Goodman & Company, LLP served as the independent public auditors for each of the Merged Banks and Carter Bank & Trust for the year ended December 31, 2006, and has been selected by the Board to act as independent public auditors for Carter Bank & Trust for the year ending December 31, 2007.

The following table presents the aggregate fees for all of the Merged Banks and for MCOV, BSVA and Bank Services Insurance, Inc., for professional audit services rendered by Goodman & Company for the audit of the annual financial statements for the years ended December 31, 2006, and December 31, 2005, and fees billed for other services rendered by Goodman & Company during those periods.

	Year Ended December 31,
	2006	2005
Audit fees¹	$105,000	$16,300
Audit-related fees²	23,500	—
Tax fees[3]	31,500	3,265
All other fees[4]	25,000	—

Total Fees	$185,000	$19,565

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[1]	Audit fees consist of audit and review services, consents and review of documents filed with the OCC for 2005 and with the OCC and FDIC for 2006.
[2]	Audit-related fees consist of fees related to the Merger required by purchase accounting.
[3]	Tax fees consist of preparation of income tax returns for the Merged Banks for 2005 and ten final income tax returns for the Merged Banks and an income tax return for Carter Bank & Trust for 2006.
[4]	All other fees consist of fees for tax preparation and related schedules for wholly-owned subsidiary.

In their capacities as the audit committee for their respective Merged Banks, the boards of directors of each of the Merged Banks considered the compatibility of the non-audit-related services performed by and fees paid to Goodman & Company in 2006 and 2005, and the Audit Committee of the Board of Directors of Carter Bank & Trust has considered the proposed non-audit-related services and proposed fees of Goodman & Company for 2007 and determined that such services and fees are compatible with the independence of Goodman & Company as the Bank’s independent auditors.

Also, the Audit Committee of the Board of Directors of the Bank will pre-approve all audit (including audit-related) and permitted non-audit services to be performed by the independent auditors. With respect to other permitted services, the Audit Committee pre-approves specific engagements, projects and categories of services on a fiscal year basis.

PART IV

ITEM 15. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

Exhibits:

3.1	Articles of Incorporation (incorporated by reference to Exhibit 3.1 to the Bank’s Form 8-A filed with the FDIC February 23, 2007)

3.2	Bylaws (incorporated by reference to Exhibit 3.2 to the Bank’s Form 8-A filed with the FDIC February 23, 2007)

10.1*	Qualified Profit Sharing Plan of Carter Bank & Trust (formerly the Qualified Profit Sharing Plan of each of the Merged Banks and MCOV)

10.2*	Nonqualified Profit Sharing Plan of Carter Bank & Trust (formerly the Nonqualified Profit Sharing Plan of MCOV)

13	Excerpt from 2006 Annual Report to Shareholders

14	Code of Ethics

31.1	Certification by principal executive officer pursuant to Rule 13a-14(a)

31.2	Certification by principal financial officer pursuant to Rule 13a-14(a)

32.1	Certification by principal executive officer pursuant to Rule 18 U.S.C. §1350

32.2	Certification by principal financial officer pursuant to Rule 18 U.S.C. §1350

*	Denotes management contract.

46

Financial Statement Schedules:

None.

47

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CARTER BANK & TRUST
(Registrant)

By:	/s/ Worth Harris Carter, Jr.
Name:	Worth Harris Carter, Jr.
Title:	Chairman of the Board and President
Date:	July 6, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:		By:
Name:	Worth Harris Carter, Jr.	Name:	E. Warren Matthews
Title:	Chairman of the Board and President (Principal Executive Officer)	Title:	Director
Date:		Date:

By:		By:
Name:	Jane Ann Davis	Name:	H. Marvin Midkiff, DDS
Title:	Vice President (Principal Financial Officer)	Title:	Director
Date:		Date:

By:		By:
Name:	George B. Buchanan, Jr.	Name:	James C. Moses
Title:	Director	Title:	Director
Date:		Date:

By:		By:
Name:	Joseph L. Chandler	Name:	Joseph E. Pigg
Title:	Director	Title:	Director
Date:		Date:

48

By:		By:
Name:	Robert W. Conner	Name:	Haller G. Prillaman
Title:	Director	Title:	Director
Date:		Date:

By:		By:
Name:	W. Lynwood Craig	Name:	Mary A. Ramsey
Title:	Director	Title:	Director
Date:		Date:

By:		By:
Name:	Chester A. Gallimore	Name:	Larry N. Roach
Title:	Director	Title:	Director
Date:		Date:

By:		By:
Name:	Charles E. Hall	Name:	Leo H. Scott
Title:	Director	Title:	Director
Date:		Date:

By:		By:
Name:	James W. Haskins	Name:	Simon C. Spencer
Title:	Director	Title:	Director
Date:		Date:

By:		By:
Name:	Walter P. Kingery	Name:	William B. Sumner
Title:	Director	Title:	Director
Date:		Date:

By:		By:
Name:	Lanny A. Kyle, O.D.	Name:	James M. Thomasson
Title:	Director	Title:	Director
Date:		Date:

By:		By:
Name:	George W. Lester, II	Name:	W.C. Trent, Jr.
Title:	Director	Title:	Director
Date		Date:

49

By:		By:
Name:	Harry L. Mapp, Jr.	Name:	Betty A. Williams
Title:	Director	Title:	Director
Date:		Date:

By:		By:
Name:	Sidney D. Mason	Name:	R.E. Williams
Title:	Director	Title:	Director
Date:		Date:

50

Exhibit 13

Excerpt from 2006 Annual Report to Shareholders

Financial Statement
Years Ended
December 31, 2006 and 2005

Carter Bank & Trust and Subsidiary

Carter Bank & Trust and Subsidiary

Contents

Page
Report of Independent Auditors	1

Financial Statements

Consolidated Statements of Financial Condition	2

Consolidated Statements of Income	3

Consolidated Statements of Changes in Shareholders ‘ Equity	4

Consolidated Statements of Cash Flows	5

Consolidated Statement of Income for Merged Banks For the Year Ended December 29, 2006	6

Notes to Consolidated Financial Statements	7-28

Report of Independent Auditors

Board of Directors

Carter Bank & Trust and Subsidiary

We have audited fie accompanying consolidated balance sheets of Carter Bank & Trust and Subsidiary, as of December 31, 2006 and 2005, and the related consolidated statements of income, changes in equity and cash flows for each of the three years in the period ended December 31, 2006 and the consolidated statement of income for merged banks for the year ended December 29, 2006. These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Bank is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Bank’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Carter Bank & Trust and Subsidiary, as of December 31, 2006 and 2005, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

Danville, Virginia
July 6, 2007

1

Carter Bank & Trust

Consolidated Statements of Financial Condition

(Dollars in Thousands)

December 31,	2006	2005
ASSETS
Interest-bearing deposits in other financial institutions	$173,178	$22,465
Investment Securities (Fair Value $451,410 in 2006, $94,497 in 2005)	452,181	95,665
Federal Funds Sold	340,500	—
Loans (Net of Unearned Income)	1,408,153	206,930
Less: Allowance for Loan Losses	(12,837)	(2,367)

Net Loans	1,395,316	204,563
Earning assets	2,361,175	322,693
Cash and Due from Banks	83,365	10,367
Bank premises and equipment-net	82,874	18,188
Real Estate Owned Other Than Bank Premises	12,156	257
Investment in Associated Company	—	769
Other assets	28,422	4,970
Core Deposit Intangible	61,763	—
Goodwill	60,423	—

TOTAL ASSETS	$2,690,178	$357,244

LIABILITIES
Deposits:
LIFETIME FREE CHECKING	$374,819	$44,862
Interest-Bearing Demand	254,663	26,781
Regular Passbook Savings	306,071	67,738
Time Deposits:
Certificates of Deposit $100,000 and Over	331,451	30,912
Other	1,104,546	148,525

Total Deposits	2,371,550	318,818
Notes issued to the U.S. Treasury	4,054	72
Other liabilities	25,282	534

TOTAL LIABILITIES	2,400,886	319,424

SHAREHOLDERS’ EQUITY
Common stock (par value $1), authorized 100,000,000 shares, 24,996,552 shares outstanding in 2006, 2,500,000 shares authorized; 2,375,683 shares outstanding in 2005	24,996	2,376
Surplus	131,831	28,935
Undivided profits	132,465	6,509

TOTAL SHAREHOLDERS’ EQUITY	289,292	37,820

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$2,690,178	$357,244

The accompanying notes are an integral part of these consolidated financial statements.

2

Carter Bank & Trust

Consolidated Statements of Income

(Dollars in Thousands)

Years Ended December 31,	2006	2005	2004
INTEREST INCOME:
Interest and fees on loans:
Taxable	$14,519	$12,647	$12,745
Non-Taxable	407	362	299
Interest on Deposits in Other Financial Institutions	959	784	457
Interest on Federal Funds Sold	927	274	237
Interest and Dividends on Securities:
U.S. Agency Securities and Other	3,665	3,274	3,884
States and Political Subdivisions	—	23	119

TOTAL INTEREST INCOME	20,477	17,364	17,741

INTEREST EXPENSE:
Interest on Time Deposits $100,000 and over	1,714	1,069	916
Interest on Other Deposits	8,003	6,305	6,040
Interest on Federal Funds Purchased	2	9	6
Interest on Notes to the U.S . Treasury	9	2	1

TOTAL INTEREST EXPENSE	9,728	7,385	6,963

NET INTEREST INCOME	10,749	9,979	10,778
Provision for Loan Losses	120	120	120

NET INTEREST INCOME AFTER
PROVISION FOR LOAN LOSSES	10,629	9,859	10,658

NON-INTEREST INCOME:
Service Charges, Commission and Fees	851	995	1,075
Other Non-Interest Income	166	124	219

TOTAL NON-INTEREST INCOME	1,017	1,119	1,294

NON-INTEREST EXPENSE:
Salaries and Employee Benefits	4,652	4,651	4,463
Occupancy Expense	1,548	1,329	1,102
Operations center expense	1,756	1,524	1,433
FDIC Assessment	—	43	49
Other non-interest expense	1,017	752	794

TOTAL NON-INTEREST EXPENSE	8,973	8,299	7,841

INCOME BEFORE INCOME TAXES	2,673	2,679	4,111
Income tax expense	782	660	1,275

NET INCOME	$1,891	$2,019	$2,836

NET INCOME PER COMMON SHARE:
Basic and diluted	$0.76	$0.81	$1.13

Average common shares outstanding:
Basic, and diluted	2,499,633	2,499,633	2,499,633

The accompanying notes are an integral part of these consolidated financial statements.

3

Carter Bank & Trust

Consolidated Statements of Changes in Shareholders’ Equity

(Dollars in Thousands)

Years Ended December 31, 2006, 2005 and 2004

	Shares	Common Stock	Surplus	Undivided Profits	Total Shareholders’ Equity
Balance, December 31, 2004	2,375,683	$2,376	$28,935	$5,455	$36,766
Net income	—	—	—	2,836	2,836
Cash dividends declared and paid ($.80 per share)	—	—	—	(1,901)	(1,901)

Balance, December 31, 2005	2,375,683	2,376	28,935	6,390	37,701

Net income	—	—	—	2,019	2,019
Cash dividends declared and paid ($.80 per share)	—	—	—	(1,900)	(1,900)

Balance, December 31, 2005	2,375,683	2,376	28,935	6,509	37,820

Net income	—	—	—	1,891	1,891
Cash dividends declared and paid ($.80 per share)	—	—	—	(1,901)	(1,901)
Contributed capital from merger	—	—	102,896	125,966	228,862
Cancellation of stock due to merger	(2,375,683)	(2,376)	—	—	(2,376)
Issuance of common stock in merger	24,996,552	24,996	—	—	24,996

Balance, December 31, 2006	24,996,552	$24,996	$131,831	$132,465	$289,292

The accompanying notes are an integral part of these consolidated financial statements.

4

Carter Bank & Trust

Consolidated Statements of Cash Flows

(Dollars in Thousands)

Years Ended December 31	2006	2005	2004
Cash flows from operating activities
Net income	$1,891	$2,019	$2,836
Adjustments to reconcile to net cash from operating activities:
Provision for loan losses	120	120	120
Depreciation of premises and equipment	413	396	298
Equity in undistributed income from associated company	(6)	(1)	(11)
Provision (benefit) for deferred income taxes	(97)	206	154
(Decrease) in unearned Income	(133)	(94)	(96)
(Increase) decrease in other assets	1,606	(1,441)	495
Increase (decrease) in other liabilities	157	10	(2)

Net cash from operating activities	3,951	1,215	3,794

Cash flows from investing activities
Maturity of interest-bearing deposits	17,525	20,007	15,046
Purchase of interest-bearing deposits	(16,336)	(17,531)	(25,140)
Purchase of investment securities	(13,500)	(34,089)	(30,000)
Proceeds from maturities, calls and redemptions of investment securities	38,154	14,037	72,637
Purchase of Bank premises and equipment	(1,261)	(1,194)	(9,133)
Net (Increase) decrease in short-term loans outstanding, net	(12,202)	904	(26,028)
Longer-term loans originated or purchase	(44,993)	(39,178)	(39,945)
Principal collected on longer-term loans	49,005	40374	54,913
Sale (purchase) of other real estate	(226)	(129)	4
Investment in associated company	—	(150)	—

Net cash from investing activities	16,166	(16,949)	12,354

Cash flows from financing activities
Cash contributed from merger	372,384	—	—
Net increase (decrease) in demand and savings accounts	1,553	(12,177)	(6,662)
Proceeds from sale of time deposits	97,501	100,283	94,128
Payments on matured time deposits	(76,230)	(87,998)	(102,093)
Cash dividends	(1,901)	(1,900)	(1,901)
Net Increase (decrease) in notes to U.S. Treasury	74	15	(527)

Net cash from financing activities	393,381	(1,777)	(17,055)

Net change in cash and cash equivalents	413,498	(17,511)	(907)

Cash and cash equivalents - beginning of year	10,367	27,878	28,785

Cash and cash equivalents - end of year	$423,865	$10367	$27,878

Supplemental disclosures of cash flow information
Interest paid	$9,223	$7,338	$7,031
Income taxes paid	$782	$660	$1,275
Transfer of loans to foreclosed assets	$—	$282	$—

Transactions related to the merger:
Increase in assets and liabilities
Interest-bearing deposits in other financial institutions	$151,902
Securities	381,170
Loans - net	212,919
Bank premises and equipment - net	63,838
Other assets	35,969
Goodwill	60,423
Core deposit intangible	61,763
Deposits	1,877,448
Notes issued to U.S. Treasury	3,908
Other liabilities	24,591
Issuance of common stock	24,996,552

The accompanying notes are an integral part of these consolidated financial statements.

5

Carter Bank & Trust

Consolidated Statement of Income for Ten Merged Banks

For the Year Ended December 29, 2006

Total
INTEREST INCOME:
Interest and fees on loans:
Taxable	$86,511
Non-Taxable	7,057
Interest on Deposits in Other Financial Institutions	6,635
Interest on Federal Funds Sold	7,328
Interest and Dividends on Securities:
U.S. Agency Securities and Other	21,738

TOTAL INTEREST INCOME	129,319

INTEREST EXPENSE:
Interest on Time Deposits $100,000 and over	14,473
Interest on Other Deposits	49,553
Interest on Federal Funds Purchased	77
Interest on Notes to the U.S. Treasury	62

TOTAL INTEREST EXPENSE	64,165

Net Interest Income	65,154
Provision for Loan Losses	864

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	64,290

NON-INTEREST INCOME:
Service Charges, Commissions and Fees	6,393
Other Non-Interest Income	1,534

TOTAL NON-INTEREST INCOME	7,927

NON-INTEREST EXPENSE:
Salaries and Employee Benefits	29,603
Occupancy Expense	8,487
Operations Center Expense	12,081
Other Non-Interest Expense	6,709

TOTAL NON-INTEREST EXPENSE	56,880

INCOME BEFORE INCOME TAXES	15,337
Income Tax Expense	3,122

NET INCOME	$12,215

6

Carter Bank & Trust and Subsidiary

Notes to Consolidated Financial Statements

December 31, 2006 and 2005

1.	Organization and Nature of Business

Carter Bank & Trust and Subsidiary (the Bank) is a newly-organized banking institution, incorporated under Virginia law. The main office is located in Martinsville, Virginia. The Bank is a non-member state bank, regulated by the FDIC and State Bureau of Financial Institutions.

The Bank conducts a general commercial banking business in its two-state service area of Virginia and North Carolina, and focuses on serving the banking needs of small-to-medium sized businesses, professional concerns and individuals.

Effective December 29, 2006, ten banking institutions, each of which had been in business for a number of years, were merged into Carter Bank & Trust. The ten merged banks (merged banks) .and their respective main office locations were:

Blue Ridge Bank, N.A. – Floyd, Virginia

Central National Bank – Lynchtburg, Virginia

Community National Bank – South Boston, Virginia

First National Bank – Rocky Mount, Virginia

First National Exchange Bank – Roanoke, Virginia

Mountain National Bank – Galax, Virginia

Patrick Henry National Bank – Martinsville, Virginia

Patriot Bank, N.A. – Fredericksburg, Virginia

Peoples National Bank – Danville, Virginia

Shenandoah National Bank – Staunton, Virginia

This merger was accounted for under FASB 141, “Business Combinations” which required one of the banks to be identified as the purchaser and therefore, Peoples National Bank, was deemed the “acquirer” for accounting purposes (since it was the largest of the ten banks). The other nine banks were merged into Peoples National Bank creating Carter Bank & Trust. The historical data that appears elsewhere in this report is the historical data for Peoples National Bank up until the date of the merger. Under FASB No. 141, the nine banks merged in were recorded at their fair value at the date of merger.

As a result of the merger, on December 29, 2006 the Bank owned 100% of the common stock of The Mortgage Company of Virginia, Inc. (MCOV) and MCOV in turn owns 100% of the common stock of Bank Services of Virginia,. Inc. (BSVA) and Bank Services Insurance, Inc. (BSI).

All officers and employees of the merged banks have continued as officers and employees of Carter Bank & Trust.

7

2.	Summary of Significant Accounting Policies

Basis of Presentation and Consolidation

The consolidated financial statements include the accounts and results of operations of the Bank and MCOV. All significant interBank transactions and balances are eliminated in the consolidation. Under FASB No. 141, the 2006 balance sheet includes MCOV and the 2005 and 2004 include only Peoples National Bank’s share of its investment in MCOV. The statement of income for all three years includes Peoples National Bank’s portion of the net income of MCOV.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the Untied States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Material estimates that are particularly susceptible to significant change in the near term relate to the determination of the allowance for loan losses, and fair value of other real estate owned.

Cash and Cash Equivalents

The Bank considers all cash on hand, amounts due from banks, and federal funds sold as cash equivalents for purposes of the consolidated statement of cash flows. Federal funds are customarily sold for one-day periods.

Investment Securities

The Bank classifies its securities as held to maturity. These investment securities are stated at cost or unpaid principal adjusted for amortization of premiums and accretion of discounts using the interest method. The carrying value of these assets is not adjusted for temporary declines in value since the Bank has the ability and intent to hold them, to maturity. Gains or losses realized from sales are recognized by use of the specific identification method. The Bank has the positive intent and ability to hold these securities until maturity.

Loans and Allowance for Loan Losses

Loans are recorded at the amount of the loan disbursed to borrowers plus the applicable amount, if any, of unearned income and other charges, less payments received. Income earned on loans is recognized by methods which generally result in level rates of return on principal amounts outstanding. The net amount of nonrefundable loan origination fees approximates the direct costs associated with the lending process.

The allowance for loan losses is an estimate of losses inherent in the loan portfolio as determined by management taking into consideration historical loan loss experience, diversification of the loan portfolio, amounts of secured and unsecured loans, banking industry standards and averages, and general economic conditions. Ultimate losses may vary from current estimates. These estimates are reviewed periodically and as adjustments become necessary, they are reported in earnings in the periods in which they become reasonably estimable.

Management determines loan impairment using guidelines established by Statement of Financial Accounting ‘Standards No. 114 (SFAS 114), “Accounting by Creditors for Impairment of a Loan (as amended by SFAS No. 113, Accounting by Creditors for Impairment of a Loan – Income Recognition and Disclosures”). Under this accounting standard, a loan is considered to be impaired when it is probable that the Bank will be unable to collect all principal and interest amounts according to the contractual terms of the loan agreement. A performing loan may be considered impaired. The allowance for loan losses related to loans identified as

8

impaired is primarily based on the excess of the loan’s current outstanding principal balance over the estimated fair value of the related collateral. For a loan that is not collateral-dependent, the allowance is recorded at the amount by which the outstanding principal balance exceeds the current best estimate of the future cash flows on the loan discounted at the loan’s original effective interest rate. Interest on impaired loans is recognized when cash is received.

Bank Premises and Equipment

Bank premises and equipment acquired are stated at cost, less accumulated depreciation. Depreciation is charged to operating expenses over the estimated useful life of the assets by the accelerated and straight-line methods.

For bank premises and equipment merged into CB&T from the nine banks, premises were recorded at appraised values, as required by the purchase accounting method. Equipment was merged into CB&T at the net book values, as carried by each of the nine banks, since management felt this approximated fair value at the date of merger.

Cost of maintenance or repairs are charged to expense as incurred and improvements are capitalized. Upon retirement or disposal of an asset, the asset and related allowance account are eliminated. Any gain or loss on such transactions is included in current operations. Depreciation has been included under Occupancy Expense in the Statements of Income in the amount of $413,000 in 2006, $396,000 in 2005, and $298,000 in 2004.

Other Real Estate Owned

Real estate properties acquired through or in lieu of loan foreclosure are initially recorded at the lower of the Bank’s carrying amount or fair value less estimated selling cost at the date of foreclosure. Any write-downs based on the asset’s fair value at the date of acquisition are charged to the allowance for loan losses. After foreclosure, these assets are carried at the lower of their new cost basis or fair value less cost to sell. Costs of significant property improvements are capitalized, whereas costs relating to holding property are expensed. Valuations are periodically performed by management, and any write-downs are recorded as a charge to operations, if necessary, to reduce the carrying value of a property to the lower of its carrying value or fair value less cost to sell.

Income Taxes

Deferred tax are provided on a liability method whereby deferred tax assets are recognized for deductible temporary differences and operating loss and tax credit carryforwards and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

Retirement Benefits

The Bank has established an Employee Benefit Plan as described in footnote 8. The Bank does not provide any other post-retirement benefits that would be accrued under Statement of Financial Accounting Standards No. 106, “Employers' Accounting for Post Retirement Benefits Other Than Pensions”.

9

Loans or Debt Securities Acquired in a Transfer

In January 2005, Statement of Position (SOP) 03-3, Accounting for Certain Loans or Debt Securities Acquired in a Transfer, was adopted for loan acquisitions. SOP 03-3 required loans to be recorded at fair value and prohibits carrying over valuation allowances in the initial accounting for acquired impaired loans. Loans carried at fair value, mortgage loans held for sale and loans to borrowers in good standing under revolving credit agreements are excluded for the scope of SOP 03-3. SOP 03-3 limits the yield that may be accreted to the excess of the undiscounted expected cash flows over the investor’s initial investment in the loan. The excess of the contractual cash flows expected to be collected are recognized prospectively through an adjustment of the loan’s yield over its remaining life. Decreases in expected cash flows are recognized as impairments. Refer to Note 6 for disclosures required under SOP 03-3.

Goodwill and Intangible Assets

The Bank follows Statement of Financial Accounting Standard (“SFAS”) 142, Goodwill and Other Intangible Assets. Accordingly, goodwill is subject to at least an annual assessment for impairment by applying a fair market value based test. Additionally, under SFAS 142, acquired intangible assets (such as core deposits intangibles) are separately recognized if the benefit of the assets can be sold, transferred, licensed, rented, or exchanged, and amortized over their useful lives. Branch acquisition transactions were outside the scope of SFAS 142 and, accordingly, intangible assets related to such transactions continues to amortize upon the adoption of SFAS 142. The cost of purchased deposit relationships and other intangible assets, based on independent valuation, are being amortized over their estimated lives of 8.33 years.

3.	Investment Securities

The carrying value of securities pledged to secure public deposits was $450,673,000 and $93,652,000 as of December 31, 2006 and 2005, respectively. The amortized cost and estimated fair value of investment securities as of December 31, 2006 and 2005 are as follows:

(Dollars in thousands)	2006
	Gross Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
U.S. Agency Securities	$450,673	$14	$(785)	$449,902
Mortgage-Backed Securities	1,508	—	—	1,508

Total	$452,181	$14	$(785)	$451,410

(Dollars in thousands)	2005
	Gross Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
U.S. Agency Securities	$93,652	$21	$(1,189)	$92,484
Mortgage-Backed Securities	2,013	—	—	2,013

Total	$95,665	$21	$(1,189)	$94,497

10

The table below shows gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position at December 31, 2006 and 2005.

(Dollars in thousands)	2006
Securities Description	Fair Value	Unrealized Losses Less than 12 months	More than 12 Months
U.S. Agency Securities	$410,822	$138	$—
U.S. Agency Securities	39,851	—	647

Total	$450,673	$138	$647

(Dollars in thousands)	2005
Securities Description	Fair Value	Unrealized Losses Less than 12 months	More than 12 Months
U.S. Agency Securities	$45,133	$226	$—
U.S. Agency Securities	50,532	—	963

Total	$95,665	$226	$963

The unrealized losses on the Bank’s investments in obligations of U. S. Government Agencies were caused by interest rate increases. The contractual terms of those investments do not permit the issuer to settle the securities at a price less than the amortized cost of the investment. Because the Bank has the ability and intent to hold those investments until a recovery of fair value, which may be maturity, the Bank does not consider those investments to be other-than-temporarily impaired at December 31, 2006.

The amortized cost and estimated fair value of investments in debt securities at December 31, 2006 and 2005, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because issuers may have the right to call or prepay obligations with or without call or prepayment penalties.

(Dollars in thousands)	2006		2005
	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value
Due in one year or less	$112,930	$112,729	$34,644	$34,429
Due after five years through ten years	337,743	337,173	59,011	58,058
Mortgage-Backed Securities	1,508	1,508	2,010	2,010

Total Securities	$452,181	$451,410	$95,665	$94,497

There were no sales of securities during 2006, 2005, or 2004.

11

4.	Composition of Loans

Loans outstanding at December 31 are summarized as follows:

(Dollars in thousands)	2006	2005
Real Estate	$1,048,161	$158,906
Loans to Other Commercial Banks	—	1,500
Consumer	92,495	13,748
Commercial, Industrial and Agricultural	111,791	24,316
All other	159,504	9,174

Gross Loans	1,411,951	207,644
Less: Unearned Income	(3,798)	(714)
Allowance for loan losses	(12,837)	(2,367)

Total loans, net	$1,395,316	$204,563

Maturities or repricing frequency of loans at December 31 follows:

(Dollars in thousands)	2006	2005
Maturity Distribution
Variable
Less than one year	$165,705	$23,327
One to five years	456,318	61,086
Over five years	81,721	26,967

Subtotal	703,744	111,380
Fixed
Less than one year	285,339	44,948
One to five years	94,432	16,694
Over five years	328,436	34,622

Subtotal	708,207	96,264

Total	$1,411,951	$207,644

5.	Accounting for Certain Loans Acquired in a Transfer

The Bank acquired loans pursuant to the acquisition of the individual banks. In accordance with American Institute of Certified Public Accountants (“AICPA”) Statement of Position 03-3 (“SOP 03-3”), at acquisition, the Bank reviews each loan to determine whether there is evidence of deterioration of credit quality since origination and if it is probable that it will be unable to collect all amounts due according to the loan’s contractual terms. When both conditions exist, the Bank accounts for each loan individually, considers expected prepayments, and estimates the amount and timing of undiscounted expected principal, interest, and other cash flows (expected at acquisition) for each loan. The Bank determines the excess of the loan’s scheduled-contractual principal and contractual interest payments over all cash flows expected at acquisition as an amount that should not be accreted into interest income (nonaccretable difference). The remaining amount, representing the excess of the loan’s cash, flows expected to be collected over the amount paid, is accreted into interest income over the remaining life of the loan (accretable yield). Over the life of the loan, the Bank continues to estimate cash flows expected to be collected. The Bank evaluates at the balance sheet date whether the present value of its loans determined using the effective interest rates has decreased and it so, establishes a loan loss allowance for the loan. The Bank’s valuation

12

allowances for all acquired loans subject to SOP 03-3 reflect only those losses incurred after acquisition – that is, the present value of cash flows expected at acquisition that are not expected to be collected. Valuation allowances are established only subsequent to acquisition of the loans. For loans that are not accounted for as debt securities, the present value of any subsequent increase in the loan’s or pool’s actual cash flows or cash flows expected to be collected is used first to reverse any existing valuation, allowance for that loan. For any remaining increases in cash flows expected to be collected, the Bank adjusts the amount of accretable yield recognized on a prospective basis over the loan’s remaining life. The Bank does not have any such loans that were accounted for as debt securities.

Information regarding loans that were acquired in the acquisition, for which there was, at acquisition, evidence of deterioration of credit quality since origination and for which it was probable, at acquisition, that all contractually required payments would not be made, is summarized below:

(Dollars in thousands)	As of December 31, 2006
Outstanding Balance - Real Estate Service - Construction	$19,400

Carrying amount	$13,200

6.	Allowance for Loan Losses

In the view of management, the Allowance for Loan Losses is adequate to meet the loss contingency based on experience factors and a review of the loan portfolio.

The Allowance for Loan Losses, for the years ending December 31, 2006, 2005 and 2004 is summarized as follows:

(Dollars in thousands)	2006	2005	2004
Balance at beginning of year	$2,367	$2,412	$2,387
Recoveries credited during year	51	58	34
Provision for loan losses	120	120	120
Losses charged to allowance	(507)	(223)	(129)
Adjustments from merger	10,806	—	—

Balance at end of year	$12,837	$2,367	$2,412

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The following is a summary of information pertaining to impaired and non-accrual loans:

(Dollars in Thousands)	2006	2005
Impaired loans without a valuation allowance	$—	$—
Impaired loans with a valuation allowance	—	1,759

Total impaired loans	$—	$1,759

Valuation allowance related to impaired loans	$—	$701

Nonaccrual Loans (impaired)	$—	$1,759

Nonaccrual loans (non-impaired)	$21,945	$3,406

Total loans past due ninety days or more and still accruing	$194	$258

(Dollars in thousands)	2006	2005	2004
Average investment in impaired loans	$—	$1,759	$1,759

Interest income recognized on impaired loans	$—	$—	$219

Interest income recognized on a cash basis on impaired loans	$—	$—	$196

Impaired loans were adjusted to estimated value on the date of merger.

7.	Stock Options and Employee Benefit Plans

There were no stock options or stock option plans in effect for 2006, 2005 or 2004.

Prior to the merger, each bank and MCOV maintained separate profit-sharing/401K plans. Subsequently, the Bank merged the profit sharing Plans and Trusts of the merged banks and MCOV into the Peoples National Bank Profit-sharing Plan and Trust.

Employees participate in the profit sharing plan following completion of six (6) months of service and upon reaching the age of twenty years and six months as of January 1. Vesting includes years of service to the Bank prior to the effective date of the plan. This plan gives 0% vesting to anyone who has less than five (5) years of service except that persons who have reached the age of 62 are fully vested regardless of length of service. Each participant in the plan (who has not reached age 62) becomes 100% vested after five (5) years of service. The .contribution to the plan is determined each year by the Board of Directors and thus may fluctuate in amount from year to year. The contribution by the Bank was $196,000 in 2006, $186,000 in 2005 and $185,000 in 2004 and these amounts are included in salaries and employee benefits in the Statements of Income.

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8.	Federal and State Income Taxes

Net deferred tax assets consist of the following components as of December 31:

(Dollars in thousands) Deferred Tax Assets	2006	2005
Allowance for Loan Losses	$5,705	$625
Dividend Exclusion	137	86
Other	1,165	297

Total Deferred Tax Assets	$7,007	$1,008

Deferred Tax Liabilities	2006	2005
Bank Premises	$3,570	$498
Accrued vacation	236	101
Amortization	293	—

Total Deferred Tax Liabilities	4,099	599

Net Deferred Taxes	$2,908	$409

The provisions for income taxes charged to operations for the years ended December 31 consist of the following:

(Dollars in thousands)	2006	2005	2004
Currently payable	$873	$430	$1,112
Currently payable - North Carolina	6	8	9
Deferred	(97)	206	154
Other	—	16	—

Net Provision	$782	$660	$1,275

The income tax provision differs from the amount of income tax determined by applying the U.S. federal income tax rate to pretax income for the years ended December 31 due to the following:

(Dollars in thousands)	2006	2005	2004
Tax provisions computed by applying federal rates to income before income taxes	$908	$911	$1,398
Tax exempt interest	(112)	(131)	(142)
Tax credits	—	(106)	—
Other	(14)	(14)	19

Net Provision	$782	$660	$1,275

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9.	Related Party Transactions

The Chairman of the Board and President of the Bank also serves as Chairman of the Board and President of Bank Building Corporation and Manager of Blackstone Properties, LLC, its wholly owned subsidiary (the “companies”). The companies leased branches to the Bank. At December 31, 2006, the Bank leased forty-six offices from the companies. Rental expense and future lease payments under these leases are disclosed in a footnote below. As of December 31, 2006 and 2005, the Bank had loans totaling $28,788,961 and $5,959,000, respectively, to the companies. These loans were made to purchase bank branches leased to the Bank and other investment property. The loans are secured by these branches and the related leases and other investment property, and have repayment terms similar to other loan customers of the Bank.

In the ordinary course of business, directors and their related interests were customers of, and had transactions with the Bank. Loan transactions with directors and officers, principal security holders and associates were made on substantially the same terms of those prevailing at the time of comparable loans to other persons and did not involve more than normal risk of collectibility or present other unfavorable features. A summary of these transactions is presented below.

(Dollars in thousands)	2006	2005
Beginning Balance	$8	$21
Transfer of loans from merger	10,288	—
New Loans	10,093	7
Repayments	(5,478)	(20)

Ending Balance	$14,911	$8

10.	Contingencies

The Bank is not aware of any legal matters of financial significance pending at December 31, 2006 or 2005.

11.	Earnings Per Common Share

The bank follows Statement of Financial Accounting Standards (SFAS) No. 128, “Earnings Per Share”. This statement requires the dual presentation of basic and diluted earnings per share. The weighted average number of shares used to compute earnings per share was 2,499,633.

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12.	Bank Premises and Equipment

Premises and equipment are stated at cost less accumulated depreciation as follows:

(Dollars in thousands)	Cost	Accumulated Depreciation and Amortization	Net Remaining Cost
December 31,2006
Bank Premises (including land of $19,725)	$78,949	$(7,448)	$71,501
Equipment	18,009	(7,281)	10,728
Leasehold improvements	1,031	(386)	645

Total	$97,989	$(15,115)	$82,874

December 31,2005
Bank Premises (including land of $1,394)	$16,974	$(1,047)	$15,927
Equipment	3,129	(868)	2,261

Total	$20,103	$(1,915)	$18,188

13.	Goodwill and Other Intangible Assets

In January 2003, the Bank adopted SFAS 142, Goodwill and Other Intangible Assets. Accordingly, goodwill is no longer subject to amortization, but is subject to at least an annual assessment for impairment by applying a fair value test.

The changes in the carrying amount of goodwill for the year ended December 31, 2006, are as follows:

(Dollars in thousands)
Balance as of January 1, 2006	$—
Goodwill recorded during year	60,423
Impairment losses	—

Balance as of December 31, 2006	$60,423

Approximately $1.4 million of the goodwill will be deductible for income taxes in future years.

Core deposits intangibles resulting from the acquisitions were $61,762,766 and are being amortized over 100 months.

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The following reflects the carrying amount, accumulated amortization, and amortization expense for amortized intangibles, and the estimated amortization expense for each of the five succeeding fiscal years.

	As of December 31,
	2006		2005
(Dollars in thousands)	Gross Carrying Amount	Accumulated Amortization	Gross Carrying Amount	Accumulated Amortization
Amortized Intangible Assets:
Core deposits intangibles	$61,763	$—	$—	$—

Aggregate Amortization Expense:
For year ended December 31, 2006	—

Estimated Amortization Expense:
For year ending December 31, 2007	7,414
For year ending December 31, 2008	7,414
For year ending December 31, 2009	7,414
For year ending December 31, 2010	7,414
For year ending December 31, 2011	7,414
Thereafter	24,693

14.	Foreclosed Assets

Expenses applicable to foreclosed assets include the following:

(Dollars in thousands) Years Ended December 31	2006	2005	2004
Net loss (gain) on sales of real estate	$—	$—	$—
Provision for losses	—	—	—
Operating expenses	14	13	1

15.	Cash and Cash Equivalents

Cash and cash equivalents as of December 31 are detailed below:

(Dollars in thousands)	2006	2005	2004
Cash and due from banks	$83,365	$10,367	$9,393
Federal funds sold	340,500	—	18,485

Total cash and cash equivalents	$423,865	$10,367	$27,878

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16.	Deposits

Certificates of Deposit maturing as of December 31:

(Dollars in thousands)	2006	2005
1 Year	$895,667	$77,730
2 Years	227,763	27,007
3 Years	77,739	20,697
4 Years	143,268	17,479
5 Years and thereafter	91,560	36,524

Total	$1,435,997	$179,437

17.	Concentration of Credit Risk

The majority of the Bank’s loans, commitments and lines of credit have been granted to customers in the Bank’s market area. The concentrations of credit by loan classification are set forth in an above footnote. The Bank does not extend credit to any individual borrowers in excess of its lending limit of $45,319,000 and $6,037,000, respectively, as of December 31, 2006 and 2005.

The largest category of Real Estate Loans consisted of loans to the commercial industry. These loans approximated $403,750,000 at December 31, 2006 and $55,973,000 at December 31, 2005.

18.	Fair Value of financial Instruments

Statement of Financial Accounting Standards No. 107, “Disclosures about Fair Value of Financial Instruments”, requires the Bank to disclose the estimated fair values of its financial assets and liabilities. The estimated fair values were determined using the following assumptions:

a.	The carrying value of Cash and Due From Banks, Federal Funds Sold, and Interest-Bearing Deposits in Other Financial Institutions are believed to approximate the fair value of these items.

b.	The fair value of actively traded investment securities are determined according to quotes available in the financial press. The fair value of instruments which are not actively traded are determined using values of other instruments with similar characteristics or obtained from outside sources believed to be reliable.

c.	The fair value loans are estimated by discounting the anticipated cash flows using estimated rates for similar loans available in the Bank’s market area. Estimates of maturities are based on both experience and contractual maturities although prepayments are permitted on the loans.

d.	The fair value of short-term demand and savings deposits are believed to equal carrying value. The fair value of certificates of deposit is based upon the contractual maturity of the instruments and rates currently offered for similar deposits.

e.	The fair value of Notes Payable to the U.S. Treasury and Subordinated Notes are-estimated at carrying value.

f.	The fair value of Accrued Interest Receivable and Accrued Interest Payable are estimated at carrying value.

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(Dollars in thousands)	2006		2005
Financial Assets:	Carrying Value	Fair Value	Carrying Value	Fair Value
Interest-Bearing Deposits in Other Financial Institutions	$173,178	$173,178	$22,465	$22,465
Investment Securities	452,181	451,410	95,665	94,497
Federal Funds Sold	340,500	340,500	—	—
Loans (Net of Unearned Income)	1,408,153	1,405,493	206,930	210,980
Cash and Due From Banks	83,365	83,365	10,367	10,367
Accrued Interest Receivable	14,098	14,098	2,003	2,003

Total	$2,471,475	$2,468,044	$337,430	$340,312

Financial Liabilities:
Deposits
LIFETIME FREE CHECKING	$374,819	$374,819	$44,862	$44,862
Interest-Bearing Demand	254,663	254,663	26,781	26,781
Regular Passbook Savings	306,071	306,071	67,738	67,738
Time Deposits:
Certificates of Deposit $100,000 and Over	331,451	331,451	30,912	30,819
Other	1,104,546	1,104,546	148,525	148,051
Accrued Interest Payable	4,073	4,073	275	275

Total Deposits	$2375,623	$2,375,623	S319,093	$318,526

Notes issued to the U.S. Treasury	4,054	4,054	72	72

Total	$2379,677	$2,379,677	$319,165	S318,598

19.	Capital Adequacy

The Bank is subject to various regulatory capital requirements. Under the regulatory capital guidelines and the regulator framework for Prompt Corrective Action (PCA), the Bank must meet specific capital guidelines involving the quantitative measures of the Bank’s assets, liabilities, and certain off-balance-sheet items as calculated under regulatory accounting practices. The Bank’s capital amount and classification are also subject to qualitative judgments by the regulators about components, risk weightings and other factors.

Quantitative measures established by regulation to ensure capital adequacy require the Bank to maintain minimum ratios (set forth in the table below) of total and Tier 1 (as defined in the regulations) to risk-weighted asses (as defined) and of Tier 1 capital to average assets (as defined).

	Minimum Ratio For Capital Adequacy Purposes	Minimum Ratio To Be Considered Well Capitalized
Tier 1 Capital to Risk Weighted Assets	4%	6%
Total Capital to Risk, weighted Assets	8%	10%
Tier 1 Capital to Average Assets	4%	5%

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As of December 31, 2006, the most recent notification from the Federal Deposit Insurance Corporation categorized the Bank as well capitalized under the regulatory framework for prompt corrective action. To be categorized as well capitalized, an institution must maintain minimum total risk-based, Tier 1 risk-based and Tier 1 leverage ratios as set forth in the above table. There are no conditions or events since the notification that management believes have changed the Bank’s category. The Bank’s actual capital amounts and ratios as of December 31, 2006 and 2005 are presented in the following table. Management believes, as of December 31, 2006 and 2005, that the Bank meets all capital adequacy requirements to which it is subject.

(Dollars in Thousands)	Minimum Capita! For Capital Adequacy Purposes	Minimum Capital To Be Considered Well Capitalized	Actual Capital	Actual Ratio
2006
Tier 1 Capital to Risk Weighted Assets	$62,006	$93,009	$289,292	1229%
Total Capital to Risk Weighted Assets	124,012	155,015	302,129	13.12%
Tier 1 Capital to Average Assets	96,992	121,241	289,292	7.86%

2005	Minimum Capital For Capital Adequacy Purposes	Minimum Capital To Be Considered Well Capitalized	Actual Capital	Actual Ratio
Tier 1 Capital to Risk Weighted Assets	$9,525	$14,288	$37,820	15.88%
Total Capital to Risk Weighted Assets	19,050	23,813	40,249	16.88%
Tier 1 Capital to Average Assets	14,135	17,669	37,820	10.70%

20.	Quarterly Financial Data (Unaudited)

The following summarizes the quarterly results of operations for the years ended December 31:

(Dollars in thousands)	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
2006
Total Interest Income	$4,841	$4,859	$4,954	$5,823
Total Interest Expense	2,152	2,240	2,373	2,963

Net Interest Income	2,689	2,619	2,581	2,860
Provision for Loan Losses	30	30	30	30
Net Interest Income After Provision for Loan Losses	2,659	2,589	2,551	2,830

Total Non-Interest Income	251	200	253	313
Total Non-Interest Expense	2,103	2,157	2,063	2,650

Income Before Income Taxes	807	632	741	493
Income Tax Expense	240	210	195	137

Net Income	$567	$422	$546	$356

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(Dollars in thousands) 2005	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Total Interest Income	$4,329	$4,264	$4,355	$4,416
Total Interest Expense	1,716	1,792	1,935	1,942

Net Interest Income	2,613	2,472	2,420	2,474
Provision for Loan Losses	30	30	30	30

Net Interest Income After Provision for Loan Losses	2,583	2,442	2,390	2,444

Total Non-Interest Income	292	236	255	336
Total Non-Interest Expense	2,045	2,035	2,035	2,184

Income Before Income Taxes	830	643	610	596
Income Tax Expense	245	181	171	63

Net Income	$585	$462	$439	$533

21.	Leases and Rent Expense

The Bank leased facilities under non-cancelable operating leases during 2006, 2005 and 2004. As noted above, the Bank leases forty-six offices from Bank Building Corporation. These leases required the Bank to pay maintenance, insurance and property taxes and do not have renewal options. Rental expense under these leases was $324,000 in 2006, $314,000 in 2005 and $329,000 in 2004. The Bank also leases offices from non-related parties under various terms. Rental expense for these leases was $27,000 in 2006 and 2005 and $9,000 for 2004.

Future minimum rental payments under these are as follows:

(Dollars in thousands)
Year Ending December 31,	2007	$2,483
	2008	2,483
	2009	2,483
	2010	2,483
	2011	2,483
	Thereafter	7,887

Total Minimum Lease Payments		$20,302

22.	Off Balance Sheet Activities and Commitments

Commitments to extend credit, which amounted to approximately $48,359,000 and $5,079,000 at December 31, 2006 and 2005 respectively, represent agreements to lend to customers with fixed expiration dates or other termination clauses. Since many of the commitments are expected to expire without being funded, the total commitment amounts do not necessarily represent future liquidity requirements. Standby letters of credit are conditional commitments issued by the Bank guaranteeing the performance of a customer to a third party. Those guarantees are primarily issued to support public and private borrowing arrangements. The Bank had outstanding letters of credit in the amount of $5,312,000 in 2006 and $711,000 in 2005.

The Bank is a not a member of the Federal Reserve System and is required to maintain certain levels of its cash and due from bank balances as reserves based on regulatory requirements. At December 31, 2006 and 2005, this reserve requirement was approximately $1,600,000.

22

Federal banking regulations place certain restrictions on dividends paid by the Bank. The total amount of dividends which maybe paid at any date is generally limited to the retained earnings of the Bank. In addition, dividends paid by the Bank would be prohibited if the effect thereof would cause the Bank’s capital to be reduced below applicable minimum capital requirements,

23.	Consolidated Subsidiary

As of the date of the merger described in Note 1, the Mortgage Company of Virginia, Inc. (MCOV) became a wholly-owned subsidiary of the Corporation. Prior to the merger, each bank owned 10% of the outstanding common stock. MCOV owns 100% of Bank Services of Virginia, Inc. The business of both of these companies is to provide operational support services to the Bank. These services consist of mortgage loan servicing, data processing, bookkeeping, check clearing, accounting, investment management, bank couriers, advertising programs, central purchasing and other management services. The Bank is charged for its share of these services, which is recorded as Operation Center Expense in the Statements of Income.

Prior to the merger, the merged banks recorded their investments in the common stock of The Mortgage Company of Virginia, Inc. under the equity method of accounting due to the influence the merged banks had over the Company. The merged banks invested an additional $150,000 in 2005 increasing the value of the investment to $769,000 from $618,000 at December 31, 2004. The merged banks share of earnings of the Bank recorded prior to the merger equaled $5,500 for 2006, $1,000 for 2005, and $11,000 for 2004 and is included in the Statements of Income under Other Non-interest Income.

The Mortgage Company of Virginia, Inc. owns 100% of Bank Services Insurance, Inc. Bank Services Insurance, Inc. provides insurance products to the Bank and customers in the Danville area. The premiums paid to Bank Services Insurance, Inc. prior to the merger equaled $60,813 for 2006, $58,000 for 2005, and $56,000 for 2004.

The following condensed statements summarize the financial position and results of operations of MCOV for the year ended December 31, 2006:

Balance Sheets
(Dollars in thousands)	December 31, 2006
Assets
Cash	$908
Other current assets	8,059
Other assets	1,585

$10,552

Liabilities and Stockholder’s Equity
Current liabilities	$1,658
Other liabilities	1,150
Capital stock	3,376
Retained earnings	4,368

$10,552

23

Income Statements
Year Ended December 31, 2006
Operating revenue	$13,611
Operating expenses	(13,540)

71
Provision for tax expense	(16)

Net income	$55

Statements of Cash Flows
Year Ended December 31, 2006
Cash used in operations	$(154)

Cash—beginning of year	1,062

Cash—end of year	$908

24.	Merger

At the close of business on December 29, 2006, ten banks named in Note 1 of the Notes to Consolidated Financial Statements merged into Carter Bank & Trust (CB&T). The merged banks had a common heritage and shared management, operations (including investment management, interest rate risk management, lending and loan administration, check processing, information technology, and mortgage operations as well as other areas), and certain of the Merged Banks have had overlapping boards of directors. In 2005, the boards of directors of each of the Merged Banks began consideration of a consolidation because of changes in the banking business and regulatory environment. The merger would reduce examination fees by banking regulatory agencies, reduce the filing burden collectively by approximately 85%, reduce recordkeeping and reporting duties by merging the banks, as well as other advantages and merger synergies that would be created by combining all the banks merging into a single bank.

The merger was accounted for under the purchase accounting method of accounting principles generally accepted in the United States of America. Under this method, one bank must be chosen as the “deemed” acquirer for accounting purposes. Peoples National Bank was deemed the acquirer. The other nine banks’ assets and liabilities as of the date of the merger were recorded at their respective fair values and added to those of Peoples National Bank and all ten merged into the newly-chartered CB&T. The Balance Sheet at December 31, 2006 represents the combined assets of the Merged Banks, including the wholly-owned subsidiary. The Statement of Income for the year ended December 31, 2006 represents the results of operations for Peoples National Bank through the date of the merger (January 1 through December 29) and the results of operations of CB&T for the remainder of the year (December 30-31).

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These ten banks each owned 10% of The Mortgage Company of Virginia, Inc (MCOV) before the merger, CB&T now owns 100% of this stock and accounts for MCOV as a wholly-owned subsidiary. For the purposes of this footnote, all discussions of CB&T include the consolidation of MCOV, All significant related party transactions have been eliminated.

Under this method, a purchase price was determined based on an exchange ratio determined by an independent valuation. Shareholders of the ten banks received shares of common stock in the newly formed CB&T based upon the exchange ratio shown below.

Merged Bank	Exchange Ratio
Blue Ridge Bank	2.474
Central National Bank	5.470
Community National Bank	4.350
First National Bank	1.613
First National Exchange Bank	4.509
Mountain National Bank	3.981
Patrick Henry National Bank	1.112
Patriot Bank N.A.	5.775
Peoples National Bank	1.945
Shenandoah National Bank	3.461

The aggregate purchase price was $87,959,676 which was based on the trading price of Peoples National Bank’s common stock at the close of business on December 29, 2006. This resulted in an issuance of 24,996,552 common shares of CB&T based on a closing price per common share of Peoples National Bank of $12.34 a share. No fractional shares were issued. Fractional shares were paid out to shareholders based on the $12.34 per share price.

The difference between the purchase price of the Merged Banks and the fair value of the identifiable net assets acquired was recorded as goodwill. In accordance with FASB Statement No. 142, “Goodwill and Other Intangible Assets (“FASB Statement No. 142”), issued in July 2001, the goodwill resulting from the merger will not be amortized to expense, but instead will be reviewed for impairment at least annually and to the extent goodwill is impaired, its carrying value will be written down to its implied fair value and a charge will be made to earnings. Core deposit, intangibles with definite useful lives recorded by CB&T in connection with the merger will be amortized to expense in accordance with FASB Statement No. 142.

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The purchase accounting adjustments and their estimated amortization/accretion periods are as follows:

(Dollars in thousands)	AMOUNT	Amortization/ Accretion
ASSETS
Bank Premises	$15,366	39 years
Land	11,244	—
Core deposit intangibles	61,763	8.33 years
Other assets	3,323	—
Loans—discount	(38,962)	2 - 14 years
Investments—discount	(4,344)	3.38 years

Deferred taxes	(18,388)	—

TOTAL	30,002

Purchase price—above	(87,960)
Merger costs incurred	(880)

Total assigned to goodwill for merger	(58,838)
Goodwill before acquisition	(1,585)

Total goodwill at 12/31/06	$(60,423)

The following condensed balance sheet of CB&T discloses the amounts assigned to each major asset and liability caption at the acquisition date:

December 31, 2006
(Dollars in thousands)
Assets
Cash and cash equivalents	$524,286
Investment securities	381,170
Loans, net	1,182,559
Premises and equipment, net	63,838
Goodwill	60,423
Core deposit intangible	61,763
Other assets	35,211

Total assets acquired	$2,309,250

Liabilities
Total deposits	$2,029,908
Notes issued to U.S. Treasury	3,908
Other liabilities	24,064

Total liabilities assumed	2,057,880

Net assets acquired	$251,370

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The following table presents the pro forma results of operations for the years ended December 31, 2006, 2005 and 2004 as though the ten banks had combined at the beginning of 2004. The condensed pro forma financial results do not necessarily reflect the results of operations that would have occurred had all ten banks constituted a single entity during all three periods.

Years Ended December 31,	2006	2005	2004
Interest income	$130,706	$115,625	$113,281
Interest expense	(65,455)	(51,535)	(47,184)

Total interest income	65,251	64,090	66,097

Non-interest income	7,926	8,349	9,693
Non-interest expense	(57,274)	(53,770)	(50,073)

Total non-interest income (expense)	(49,348)	(45,421)	(40,380)

Income before income taxes	15,903	18,669	25,717
Income tax expense	4,494	5,435	7,831

Net income	$11,409	$13,235	$17,886

25.	New Accounting Pronouncements

In May, 2005, the FASB issued Statement No. 154, “Accounting Changes and Error Corrections—a replacement of APB Opinion No. 20 and FASB Statement No. 3.” This Statement requires retrospective application to prior period financial statements of changes in accounting principle, unless it is impracticable to determine either the period-specific effects or the cumulative effect of the change. When it is impracticable to determine the period-specific effects of an accounting change on one or more individual prior periods presented, this Statement requires that the new accounting principle be applied to the balances of assets and liabilities as of the beginning of the earliest period for which retrospective application is practicable and that a corresponding adjustment be made to the opening balance of retained earnings. This Statement improves financial reporting because its requirement to report voluntary changes in accounting principles via retrospective application, unless impracticable enhances the consistency of financial information between periods. This statement is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005. Adoption of this statement had no material impact on the Corporation’s financial condition or results of operations or cash flows.

In February 2006, The FASB issued SFAS No. 155, “Accounting for Certain Hybrid Financial Instruments -an amendment of FASB Statements No. 133 and 140.” This statement amends Statements No. 133 and 140 by: permitting fair value re-measurement for any hybrid financial instrument with an embedded derivative that otherwise would require bifurcation; clarifying which interest-only strips and principal-only strips are not subject to the requirements of Statement No. 133; establishing a requirement to evaluate interests in securitized financial assets to identify interest that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation; clarifying that concentrations of credit risk in the form of subordination are not embedded derivatives; and amending Statement No. 140 to eliminate the prohibition on a qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. The statement is effective for fiscal years beginning after September 15, 2006. The adoption of this standard is not anticipated to have a material impact on financial condition, result of operations or cash flows.

27

In July 2006, the FASB issued FASB Interpretation No. 48 (FIN 48), “Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement 109,” which provides guidance on the measurement, recognition, and disclosure of tax positions taken or expected to be taken in a tax return. The interpretation also provides guidance on de-recognition, classification, interest and penalties, and disclosure, FIN 48 prescribes that a tax position should only be recognized if it is more-likely-than-not that the position will be sustained upon examination by the appropriate taxing authority. A tax position that meets this threshold is measured as the largest amount of benefit that is more likely than not (greater than 50 percent) realized upon ultimate settlement. The cumulative effect of applying FIN 48 is to be reported as an adjustment to the beginning balance of retained earnings in the period of adoption. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Corporation is assessing the impact, if any, that adoption may have on its financial statements.

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements,” SFAS 157 establishes a framework for measuring fair value in generally accepted accounting principles (“GAAP”), and expands disclosures about fair value measurements. While the Statement applies under other accounting pronouncements that require or permit fair value measurements, it does not require any new fair value measurements. SFAS No. 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in an orderly transaction between market participants at the measurement date. In addition, the Statement establishes a fair value hierarchy, which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. Lastly, SFAS No. 157 requires additional disclosures for each interim and annual period separately for each major category of assets and liabilities. The Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Management does not expect the adoption of this Statement to have a material impact on the Corporation’s financial statements.

In September 2006, the Securities and Exchange Commission (the “SEC”) released Staff Accounting Bulletin No. 108 (“SAB 108”), which provides detail in the quantification and correction of financial statement misstatements. SAB 108 specifies that companies should apply a combination of the “rollover” and “iron curtain” methodologies when making determinations of materiality. The rollover method quantifies a misstatement based on the amount of the error originating in the current year income statement. The iron curtain approach quantifies misstatements based on the effects of correcting the misstatement existing in the balance sheet at the end of the current year, regardless of the year(s) of origination. SAB 108 instructs companies to quantify the misstatement under both methodologies and if either method results in the determination of a material error, then the Bank must adjust its financial statements to correct the error. SAB 108 also reminds preparers that a change from an accounting principle that is not generally accepted to a principle that is generally accepted is a correction of an error. The Bulletin is effective for annual financial statements covering the first fiscal year ending after November 15, 2006. Management does not expect the adoption of this Bulletin to have a material impact on the Corporation’s consolidated financial statements.

* * *

28

Exhibit 31.1

CERTIFICATIONS

I, Worth Harris Carter, Jr., certify that:

1. I have reviewed this annual report on Form 10-K of Carter Bank & Trust;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4. The registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and have:

a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b) Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

c) Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter (the registrant’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5. The registrant’s other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Dated: July 6, 2007
Worth Harris Carter, Jr.
Chairman of the Board and President
(Principal Executive Officer)

Exhibit 31.2

I, Jane Ann Davis, certify that:

1. I have reviewed this annual report on Form 10-K of Carter Bank & Trust;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4. The registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and have:

a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b) Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

c) Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter (the registrant’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5. The registrant’s other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Dated: July 6, 2007
Jane Ann Davis
Vice President
(Principal Financial Officer)

Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO § 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. § 1350)

Pursuant to § 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350) I, Worth Harris Carter, Jr., as Chairman of the Board and President of Carter Bank & Trust, certify that, to the best of my knowledge and belief, the Annual Report on Form 10-K for the period ended December 31, 2006, which accompanies this certification fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended, and the information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of Carter Bank & Trust at the dates and for the periods indicated. The foregoing certification is made pursuant to § 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350) and shall not be relied upon for any other purpose. The undersigned expressly disclaims any obligation to update the foregoing certification except as required by law.

Dated: July 6, 2007	/s/ Worth Harris Carter, Jr.
Worth Harris Carter, Jr.
Chairman of the Board and President
(Principal Executive Officer)

Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

PURSUANT TO § 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. § 1350)

Pursuant to § 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350) I, Jane Ann Davis, as Vice President of Carter Bank & Trust, certify that, to the best of my knowledge and belief, the Annual Report on Form 10-K for the period ended December 31, 2006, which accompanies this certification fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended, and the information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of Carter Bank & Trust at the dates and for the periods indicated. The foregoing certification is made pursuant to § 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350) and shall not be relied upon for any other purpose. The undersigned expressly disclaims any obligation to update the foregoing certification except as required by law.

Dated: July 6, 2007	/s/ Jane Ann Davis
Jane Ann Davis
Vice President
(Principal Financial Officer)

Annex H

FEDERAL DEPOSIT INSURANCE CORPORATION

Washington, D.C. 20429

FORM 10-Q

☒	QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the quarterly period ended September 30, 2007

OR

☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from              to

Commission File Number: n/a

CARTER BANK & TRUST

(Name of registrant as specified in its charter)

Virginia	20-5539935
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1300 Kings Mountain Road, Martinsville, Virginia	24112
(Address of principal executive offices)	(Zip Code)

(276) 656-1776

(Registrant’s telephone number, including area code)

n/a

(Former name, former address and former fiscal year, if changed since last report)

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.    Yes  ☒    No  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, or a non-accelerated filer. See definition of “accelerated filer and large accelerated filer” in Rule 12b-2 of the Exchange Act.

Large accelerated filer  ☐    Accelerated filer  ☐     Non-accelerated filer  ☒

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).    Yes  ☐    No  ☒

As of November 13 , 2007 there were issued and outstanding 24,996,572 shares of the registrant’s common stock.

2

FORWARD–LOOKING STATEMENTS

This report contains statements concerning Carter Bank & Trust (the “Bank”) expectations, plans, objectives, future financial performance and other statements that are not historical facts. These statements may constitute “forward-looking statements” as defined by federal securities laws. In some cases, readers can identify the forward-looking statements by the use of words such as “may,” “will,” “should,” “could,” “expect,” “plan,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative or other variations of these words, or other comparable words or phrases. These statements may address issues that involve estimates and assumptions made by management, risks and uncertainties, and actual results could differ materially from historical results or those anticipated by such statements. Factors that could have a material adverse effect on the Bank’s operations and future prospects include, but are not limited to, changes in: interest rates; general and local economic conditions; the legislative/regulatory climate; monetary and fiscal policies of the U.S. government, including policies of the U.S. Treasury; the quality or composition of loan or investment portfolios; demand for loan products; deposit flows; competition; demand for financial services in our market area and accounting principles, policies and guidelines. These risks and uncertainties should be considered in evaluating the forward-looking statements contained herein, and readers are cautioned not to place undue reliance on such statements, which speak only as of the date of this report.

3

PART I – FINANCIAL INFORMATION

Item 1 - FINANCIAL STATEMENTS

CARTER BANK & TRUST

STATEMENTS OF CONDITION

	(in 000’s)
(Dollars in Thousands)	September 30, 2007 (Unaudited)	December 31, 2006
ASSETS
Interest-Bearing Deposits in Other Financial Institutions	$81,972	$173,178
Investment Securities
U. S. Agency Securities	552,880	452,181
Federal Funds Sold	220,350	340,500
Loans	1,415,704	1,411,951
Less: Unearned	(3,394)	(3,798)
Allowance for Loan Losses	(13,391)	(12,837)

Net Loans	1,398,919	1,395,316
Earning Assets	2,254,121	2,361,175
Cash and Due From Banks	73,180	83,365
Bank Premises and Equipment	83,613	82,874
Real Estate Owned Other Than Bank Premises	9,827	12,156
Goodwill	60,737	60,423
Other Intangible Assets	56,202	61,763
Other Assets	31,120	28,422

TOTAL ASSETS	$2,568,800	$2,690,178

LIABILITIES
Deposits
LIFETIME FREE CHECKING	$355,809	$374,819
Interest-Bearing Demand	224,383	254,663
Regular Passbook Savings	306,870	306,071
Time Deposits
Certificates of Deposit $100,000 or More	306,184	331,451
Other	1,051,373	1,104,546

Total Deposits	2,244,619	2,371,550
Notes issued to the U. S. Treasury	5,270	4,054
Other Liabilities	26,735	25,282

TOTAL LIABILITIES	2,276,624	2,400,886

SHAREHOLDERS’ EQUITY
Common Stock, Par Value $1 Per Share, Authorized 100,000,000
Shares; 24,996,572 Outstanding	24,996	24,996
Surplus	131,786	131,831
Undivided Profits	135,394	132,465

TOTAL SHAREHOLDERS’ EQUITY	292,176	289,292

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$2,568,800	$2,690,178

See accompanying notes to unaudited financial statements.

4

CARTER BANK & TRUST

STATEMENTS OF INCOME

	Nine Months Ended September 30,		Three Months Ended September 30,
	2007	2006	2007	2006
(Dollars in thousands)	(Unaudited)		(Unaudited)
INTEREST INCOME
Interest and Fees on Loans
Taxable	$69,475	$10,509	$23,620	$3,560
Non-Taxable	5,326	275	1,851	108
Interest on Deposits in Other Financial Institutions	5,019	671	1,337	228
Interest on Federal Funds Sold	14,093	484	2,986	115
Interest and Dividends on Securities
U. S. Agency Securities	16,970	2,715	7,294	943

TOTAL INTEREST INCOME	110,883	14,654	37,088	4,954

INTEREST EXPENSE
Interest on Time Deposits $100,000 or More	11,716	1,079	3,744	420
Interest on Other Deposits	44,910	5,681	14,979	1,950
Interest on Federal Funds Purchased	—	2	—	2
Interest on Notes Issued to the U. S. Treasury	69	3	19	1

TOTAL INTEREST EXPENSE	56,695	6,765	18,742	2,373

NET INTEREST INCOME	54,188	7,889	18,346	2,581
Provision for Loan Losses	648	90	216	30

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	53,540	7,799	18,130	2,551

NON-INTEREST INCOME
Service Charges, Commissions and Fees	5,061	598	1,439	204
Other Non-Interest Income	1,874	106	1,148	49

TOTAL NON-INTEREST INCOME	6,935	704	2,587	253

NON-INTEREST EXPENSE
Salaries and Employee Benefits	27,627	3,481	9,218	1,129
Occupancy Expense (Net)	7,715	1,032	2,550	344
Operations Center Expense	—	1,195	—	398
Other Non-Interest Expense	12,077	615	4,472	192

TOTAL NON-INTEREST EXPENSE	47,419	6,323	16,240	2,063

INCOME BEFORE INCOME TAXES	13,056	2,180	4,477	741
Income Tax Expense	2,627	645	891	195

NET INCOME	$10,429	$1,535	$3,586	$546

EARNINGS PER COMMON SHARE:
Basic and Diluted	$0.42	$0.65	$0.14	$0.23

Weighted Average Shares Outstanding	24,996,572	2,375,683	24,996,572	2,375,683
Cash Dividends Per Common Share	$0.30	$0.60	$0.10	$0.20

See accompanying notes to unaudited financial statements.

5

CARTER BANK & TRUST

STATEMENTS OF CASH FLOWS

	Nine Months Ended September 30,
	2007	2006
(Dollars in Thousands)	(Unaudited)
Cash Flows From Operating Activities
Net Income	$10,429	$1,535
Adjustments to reconcile net income to net cash provided by operating activities
Provision for Loan Losses	648	90
Depreciation of Bank Premises and Equipment	2,329	304
Amortization of Core Deposit Intangible and Goodwill	5,561	—
Increase in Goodwill	(314)	—
Increase (Decrease) in Unearned Income	(404)	(89)
(Decrease) Increase in Other Assets	(2,698)	464
Increase (Decrease) in Other Liabilities	1,453	2,121

Net Cash From Operating Activities	17,004	4,425

Cash Flows From Investing Activities
Proceeds from Maturity of Interest Bearing Balances	376,206	14,394
Purchase of Interest Bearing Balances	(285,000)	(10,792)
Payments on Investment Securities	(100,699)	20,314
Purchase of Investment Securities	—	(13,500)
Purchase of Bank Premises and Equipment	(3,068)	(1,239)
Net (Increase) Decrease in Short-Term Loans Outstanding, Net	(33,211)	(1,235)
Longer-Term Loans Originated or Purchased	(456,355)	(36,140)
Principal Collected on Longer-Term Loans	485,719	(6,839)
(Increase) in Other Real Estate	2,329	(188)

Net Cash From Investing Activities	(14,079)	(35,225)

Cash Flows from Financing Activities
Decrease in Demand and Savings Accounts	(48,491)	(8,767)
Proceeds from Sale of Time Deposits	162,780	106,900
Payments for Matured Time Deposits	(241,220)	(57,119)
Fractional Shares	(45)	—
Cash Dividends	(7,500)	(1,426)
Net Change in Notes issued to the U. S. Treasury	1,216	151

Net Cash From Financing Activities	(133,260)	39,739

Net Increase (Decrease) in Cash and Cash Equivalents	(130,335)	8,939
Cash and Cash Equivalents at Beginning of Year	423,865	10,367

Cash and Cash Equivalents at End of Period	$293,530	$19,306

Cash and Cash Equivalents Include:
Cash and Due From Banks	$73,180	$9,506
Federal Funds Sold	220,350	9,800

Total Cash and Cash Equivalents at Period End	$293,530	$19,306

Supplementary Data:
Cash Interest Paid	$53,063	$7,294
Cash Paid for Taxes	$2,627	$645

See accompanying notes to unaudited financial statements.

6

CARTER BANK & TRUST

STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY

	Common Stock			Undivided
(Dollars in thousands)	Shares	Par Value	Surplus	Profits
Balances, December 31, 2006	24,996,572	$24,996	$131,831	$132,465
Net Income	—	—	—	10,429
Fractional Shares	—	—	(45)	—
Cash Dividends	—	—	—	(7,500)

Balances, September 30, 2007 (Unaudited)	24,996,572	$24,996	$131,786	$135,394

Notes To Unaudited Financial Statements

The unaudited interim financial statements of the Bank are prepared in conformity with accounting principles generally accepted in the United States of America and the instructions to the Securities and Exchange Commission’s Form 10-Q. In the opinion of management, all adjustments (consisting only of normal recurring adjustments) necessary for a fair presentation of the financial position and results of operations for the periods presented have been included. The results for the nine months ended September 30, 2007 are not necessarily indicative of the results for the entire fiscal year ending December 31, 2007.

The Merger was accounted for under the purchase accounting method of accounting principles generally accepted in the United States of America. Under this method, one bank must be chosen as the “deemed” acquirer for accounting purposes. Peoples National Bank was deemed the acquirer. The other nine banks’ assets and liabilities as of the date of the merger were recorded at their respective fair values and added to those of Peoples National Bank and all ten merged into the newly-chartered Carter Bank & Trust. The Balance Sheet at September 30, 2007 and December 31, 2006 represents the combined assets of the Merged Banks, including the wholly-owned subsidiary. The Statement of Income represents Carter Bank & Trust for the September 30, 2007 period and Peoples National Bank for the June 30, 2006 period.

Certain reclassifications have been made to the prior year financial statements to conform to the 2007 presentation. These reclassifications had no effect on previously reported net income.

NOTE 1 - INVESTMENT SECURITIES

The Bank has the ability and intent to carry the investments noted with an unrealized loss to the final maturity of the instrument and considers these investments not other-than-temporarily impaired.

The following table sets forth a summary of the investment securities portfolio as of the periods indicated:

(Dollars in thousands)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Market Value
September 30, 2007 (Unaudited)
U. S. Agency Securities	$551,543	$726	$5,195	$547,074
Mortgage-backed securities	1,337	—	—	1,337

Total	$552,880	$726	$5,195	$548,411

December 31, 2006
U. S. Agency Securities	$450,673	$14	$785	$449,902
Mortgage-backed securities	1,508	—	—	1,508

Total	$452,181	$14	$785	$451,410

7

NOTE 2 - LOANS

The composition of the loan portfolio by dollar amount is shown in the table below:

(Dollars in thousands)	September 30, 2007 (Unaudited)	December 31, 2006
Secured by real estate
Construction Loans	$47,973	$70,129
Secured by farmland (including farm residential and other improvements)	22,402	23,658
Secured by 1-4 family residential properties	184,527	187,602
Secured by multi-family residential properties	54,879	57,182
Secured by non-farm residential property	661,432	709,590
Loans to other Depository Institutions	—	—
Loans to finance agricultural production and other loans to farmers	5,775	4,764
Commercial and industrial loans	128,542	107,027
Loans to individuals for household, family and other personal expenditures	103,814	92,495
Obligations (other than securities) of states and political subdivisions	206,360	159,504
Less: Unearned Income	(3,394)	(3,798)

Total loans and leases	$1,412,310	$1,408,153

NOTE 3 - ALLOWANCE FOR LOAN LOSSES

The allowance for loan losses is an estimate of losses inherent in the loan portfolio as determined by management taking into consideration historical loan loss experience, diversification of the loan portfolio, amounts of secured and unsecured loans, banking industry standards and averages, and general economic conditions. Ultimate losses may vary from current estimates. These estimates are reviewed periodically and as adjustments become necessary, they are reported in earnings in the periods which they become reasonably estimable.

The following table summarizes the activity in the allowance for loan losses in the periods presented:

(Dollars in thousands)	September 30, 2007 (Unaudited)	December 31, 2006
Balance Beginning of Period	$12,837	$—
Adjustment from Merger	—	12,837
Provision for Loan Losses	648	—
Charge-Offs, Net of (Recoveries):
Real Estate Loans	9	—
Installment Loans	74	—
Commercial Loans	11	—

Total Net Loan Losses	94	—

Balance	$13,391	$12,837

NOTE 4 - NONPERFORMING ASSETS AND DELINQUENT LOANS

(Dollars in thousands)	September 30, 2007 (Unaudited)	December 31, 2006
Nonaccrual Loans
Real Estate	$19,589	$21,691
Installment	104	129
Commercial	862	125

Total Nonaccrual Loans	20,555	21,945
Foreclosed Properties	9,827	12,156

Total Nonperforming Assets	$30,382	$34,101

Loans 90 Days or More Past Due and Still Accruing
Real Estate	$849	$146
Installment	60	48
Commercial	—	—

Total Loans 90 Days or More Past Due	$909	$194

8

Item 2 - MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The Bank

Carter Bank & Trust (“Carter Bank & Trust” or sometimes the “Bank”) is a newly-organized banking institution, incorporated under Virginia law. It is not a member of the Federal Reserve System. Effective December 29, 2006, ten banking institutions, each of which had been in business for a number of years, were merged into Carter Bank & Trust concurrently (the “Merger”). The ten merged banks (each a “Merged Bank” and collectively, the “Merged Banks”), and their respective main office locations, were:

Blue Ridge Bank, N.A. - Floyd, Virginia

Central National Bank - Lynchburg, Virginia

Community National Bank - South Boston, Virginia

First National Bank - Rocky Mount, Virginia

First National Exchange Bank - Roanoke, Virginia

Mountain National Bank - Galax, Virginia

Patrick Henry National Bank - Martinsville, Virginia

Patriot Bank, N.A. - Fredericksburg, Virginia

Peoples National Bank - Danville, Virginia

Shenandoah National Bank - Staunton, Virginia

The main office of Carter Bank & Trust is located in Martinsville, Virginia. All officers and employees of the Merged Banks have continued as officers and employees of Carter Bank & Trust. Worth Harris Carter, Jr., who served as Chairman of the Board and President of each of the Merged Banks, serves as Chairman of the Board and President of Carter Bank & Trust.

By virtue of the Merger, Carter Bank & Trust, with total assets at December 31, 2006 in excess of $2.6 billion, is now the largest state chartered commercial bank headquartered in Virginia, operating 126 branches in Virginia and North Carolina. At September 30, 2007, the Bank had $2.6 billion in assets, $1.4 billion in net loans, $2.2 billion in deposits and $292 million in total shareholders’ equity.

As a result of the Merger, Carter Bank & Trust owns 100% of the capital stock of The Mortgage Company of Virginia, Inc. The Mortgage Company of Virginia, Inc., in turn, owns 100% of the capital stock of Bank Services of Virginia, Inc. and 100% of the capital stock of Bank Services Insurance, Inc. and 50% of the capital stock of Coresoft, Inc.

Critical Accounting Policies

Basis of Presentation and Consolidation

The consolidated financial statements include the accounts and results of operations of the Bank and the Mortgage Company of Virginia (“MCOV”). All significant interbank transactions and balances are eliminated in the consolidation. The December 31, 2006 balance sheet and the September 30, 2007 balance sheets include MCOV. The income statement for September 30, 2007 includes MCOV and the September 30, 2006 income statement includes People National Bank’s portion of the net income of MCOV.

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Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Material estimates that are particularly susceptible to significant change in the near term relate to the determination of the allowance for loan losses, and fair value of other real estate owned.

Cash and Cash Equivalents

The Bank considers all cash on hand, amounts due from banks, and federal funds sold as cash equivalents for purposes of the consolidated statement of cash flows. Federal funds are customarily sold for one-day periods.

Investment Securities

The Bank classifies its securities as held to maturity. These investment securities are stated at cost or unpaid principal adjusted for amortization of premiums and accretion of discounts using the interest method. The carrying value of these assets is not adjusted for temporary declines in value since the Bank has the ability and intent to hold them to maturity. Gains or losses realized from sales are recognized by use of the specific identification method. The Bank has the positive intent and ability to hold these securities until maturity.

Loans and Allowance for Loan Losses

Loans are recorded at the amount of the loan disbursed to borrowers plus the applicable amount, if any, of unearned income and other charges, less payments received. Income earned on loans is recognized by methods which generally result in level rates of return on principal amounts outstanding. The net amount of nonrefundable loan origination fees approximates the direct costs associated with the lending process.

The allowance for loan losses is an estimate of losses inherent in the loan portfolio as determined by management taking into consideration historical loan loss experience, diversification of the loan portfolio, amounts of secured and unsecured loans, banking industry standards and averages, and general economic conditions. Ultimate losses may vary from current estimates. These estimates are reviewed periodically and as adjustments are necessary, they are reported in earnings in the periods which they become reasonably estimable.

Management determines loan impairment using guidelines established by Statement of Financial Accounting Standards No. 114 (SFAS 114), “Accounting by Creditors for Impairment of a Loan – Income Recognition and Disclosures”). Under this accounting standard, a loan is considered to be impaired when it is probable that the Bank will be unable to collect all principal and interest amounts according to the contractual terms of the loan agreement. A performing loan may be considered impaired. The allowance for loan losses related to loans identified as impaired is primarily based on the excess of the loan’s current outstanding principal balance over the estimated fair value of the related collateral. For a loan that is not collateral-dependent, the allowance is recorded at the amount by which the outstanding principal balance exceeds the current best estimate of the future cash lows on the loan discounted at the loan’s original effective interest rate. Interest on impaired loans is recognized when cash is received.

Bank Premises and Equipment

Bank premises and equipment acquired are stated at cost, less accumulated depreciation. Depreciation is charged to operating expenses over the estimated useful life of the assets by the accelerated and straight-line methods.

Bank premises and equipment were merged into Carter Bank & Trust from the nine banks and premises were recorded at appraised values, as required by the purchase accounting method. Equipment was merged into Carter Bank & Trust at the net book values, as carried by each of the nine banks, since management felt this approximated fair value at the date of merger.

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Cost of maintenance or repairs are charged to expense as incurred and improvements are capitalized. Upon retirement or disposal of an asset, the asset and related allowance account are eliminated. Any gain or loss on such transactions is included in current operations. Depreciation has been included under Occupancy Expense in the Statements of Income.

Other Real Estate Owned

Real estate properties acquired through or in lieu of loan foreclosure are initially recorded at the lower of the Bank’s carrying amount or fair value less estimated selling cost of the date of foreclosure. Any write-downs based on the asset’s fair value at the date of acquisition are charged to the allowance for loan losses. After foreclosure, the assets are carried at the lower of their new cost basis or fair value less cost to sell. Costs of significant property improvements are capitalized, whereas costs relating to holding property are expensed. Valuations are periodically performed by management, and any write-downs are recorded as a charge to operations, if necessary, to reduce the carrying value of a property to the lower of its carrying value or fair value less cost to sell.

Income Taxes

Deferred tax are provided on a liability method whereby deferred tax assets are recognized for deductible temporary differences and operating loss and tax credit carry forwards and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

Loans or Debt Securities Acquired in a Transfer

In January 2005, Statement of Position (SOP) 03-3, Accounting for Certain Loans or Debt Securities Acquired in a Transfer, was adopted for loan acquisitions. SOP 03-3 required loans to be recorded at fair value and prohibits carrying over valuation allowances in the initial accounting for acquired impaired loans. Loans carried at fair value, mortgage loans held for sale and loans to borrowers in good standing under revolving credit agreements are excluded for the scope of SOP 03-3. SOP 03-3 limits the yield that may be accreted to the excess of the undiscounted expected cash flows over the investor’s initial investment in the loan. The excess of the contractual cash flows expected to be collected are recognized prospectively through an adjustment of the loan’s yield over its remaining life. Decreases in expected cash flows are recognized as impairments.

Goodwill and Intangible Assets

The Bank follows Statement of Financial Accounting Standard (“SFAS”) 142, Goodwill and Other Intangible Assets. Accordingly, goodwill is subject to at least an annual assessment for impairment by applying a fair market value based test. Additionally, under SFAS 142, acquired intangible assets (such as core deposit intangibles) are separately recognized if the benefit of the assets can be sold, transferred, licensed, rented, or exchanged, and amortized over their useful lives. Branch acquisition transactions were outside the scope of SFAS 142 and , accordingly, intangible assets related to such transactions continues to amortize upon the adoption of SFAS 142. The cost of purchased deposit relationships and other intangible assets, based on independent valuation, are being amortized over their estimated lives of 8.33 years.

Overview

The Merger was accounted for under the purchase accounting method of accounting principles generally accepted in the United States of America. Under this method, one bank must be chosen as the “deemed” acquirer for accounting purposes. Peoples National Bank was deemed the acquirer. The other nine banks’ assets and liabilities as of the date of the merger were recorded at their respective fair values and added to those of Peoples National Bank and all ten merged into the newly-chartered Carter Bank & Trust. The Balance Sheet at September 30, 2007 and December 31, 2006 represents the combined assets of the Merged Banks, including the wholly-owned subsidiary. The Statement of Income represents Carter Bank & Trust for the September 30, 2007 period and Peoples National Bank for the September 30, 2006 period.

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Net income for C B & T for the first nine months of 2007 equaled $10,429,000, or $0.42 per share, compared to Peoples National Banks’ net income for the nine months ended September 30, 2006 of $1,535,000, or $0.65 per share.

Investments in interest-bearing deposits decreased to $81,972,000 at September 30, 2007 compared to $173,178,000 at December 31, 2006. This was a decrease of $91,206,000 or 53%. Federal Funds Sold decreased to $220,350,000 from $340,500,000 at year end, a decrease of $120,150,000 or 35%. Loans increased by $3,603,000. All categories of deposits decreased with the exception of regular passbook savings, which increased. The shift in the deposits was due to the decline in interest rates and customers putting money into accounts more readily available with shorter terms.

Total Liabilities at September 30, 2007 were $2,276,624,000, down from $2,400,886,000 at December 31, 2006.

Total Shareholders’ Equity at September 30, 2007 was $292,176,000. At December 31, 2006, total Shareholders’ Equity was $289,292,000.

Results of Operations

Net Interest Income. Net Interest Income is our largest source of revenue.

The following table details the average balances and cost and yield data for the earning assets and interest-bearing liabilities:

	For the Nine Months Ended
		September 30, 2007			September 30, 2006
(Dollars in thousands)	(Unaudited)
Asset/Liability	Average Balance	Income/ Expense	Yield/ Cost	Average Balance	Income/ Expense	Yield/ Cost	Increase (Decrease)
Real Estate Loans	$1,005,355	$52,188	6.92%	$169,200	$8,381	6.60%	$43,807
Installment Loans	100,431	6,809	9.04%	13,422	884	8.78%	5,925
Commercial Loans	323,243	15,804	6.52%	30,831	1,519	6.57%	14,285

Total Loans - Net of Unearned Income	1,429,029	74,801	6.98%	213,453	10,784	6.74%	64,017

Interest-Bearing Deposits in Other Financial Institutions	99,844	5,019	6.70%	20,225	671	4.42%	4,348

Investment Securities	564,928	16,970	4.01%	87,313	2,715	4.15%	14,255

Federal Funds Sold	516,799	14,093	3.64%	19,558	484	3.30%	13,609

Total Earning Assets	$2,610,600	$110,883	5.66%	$340,549	$14,654	5.74%	96,229

Interest-Bearing Transaction Accounts	$200,490	$2,138	1.42%	$34,690	$467	1.79%	$1,671
Savings Deposits(Including MMA)	348,364	5,394	2.06%	70,728	883	1.66%	4,511

Certificates of Deposit Over $100,000.	308,165	11,716	5.07%	32,558	1,079	4.42%	10,637
Other Certificates of Deposits	1,054,910	37,378	4.72%	147,242	4,331	3.92%	33,047

Total Deposits	1,911,929	56,626	3.95%	285,218	6,760	3.16%	49,866

Notes issued to the U. S. Treasury	1,733	69	5.31%	100	3	4.00%	66
Federal Funds Purchased	—	—	—	238	2	1.12%	(2)

Total Interest-Bearing Liabilities	$1,913,662	$56,695	3.95%	$285,556	$6,765	3.16%	$49,930

Net Interest Income		$54,188	2.77%		$7,889	3.09%	$46,299

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Allowance and Provision for Loan Losses. The Allowance for Loan Losses represents management’s estimation of the amount necessary to absorb future losses in the loan portfolio. On the Statement of Condition, the Allowance for Loan Losses is deducted from Total Loans so that the net amount shown represents the estimated realizable total loans. The Provision for Loan Losses is the amount charged to expense to maintain the Allowance at an adequate level.

The Allowance for Loan Losses was $13,391,000, or less than 1% of total loans outstanding, at September 30, 2007. In the view of management, the Allowance for Loan Losses is adequate to meet the loss contingency based on experience factors and a review of the loan portfolio.

The Provision for Loan Loss was $648,000 for the nine months ended September 30, 2007 for Carter Bank & Trust and $90,000 for Peoples National Bank at September 30, 2006. See Note 3 – Allowance for Loan Losses – and Note 4 – Nonperforming Assets and Delinquent Loans - to the financial statements for additional information.

Non-Interest Income. Non-Interest Income equaled $6,935,000, for Carter Bank & Trust for the nine month period ended September 30, 2007, compared to Peoples National Bank for the same period of 2006, which equaled $704,000. The largest source of non-interest income is Service Charges, Commissions and Fees, which was $5,061,000 for Carter Bank & Trust for September 30, 2007, compared to Peoples National Bank for the same period of 2006, which equaled $598,000.

Non-Interest Expense. Non-Interest Expense was $47,419,000 for Carter Bank & Trust for the period ending September 30, 2007 compared to $6,323,000 for the same period, for Peoples National Bank.

Income Taxes. Income tax expense equaled $2,627,000 in the third quarter of 2007, as compared to $645,000 in 2006 for Peoples National Bank.

Analysis of Financial Condition

Investments. U. S. Agency Securities investments have increased $100,699,000, or 18%, compared to December 31, 2006. The decrease in Federal Funds Sold was used to purchase additional U. S. Agency Securities.

Loans. Loans increased $3,603,000 compared to December 31, 2006. The increases took place in all categories with the exception of the real estate categories, which decreased slightly.

Non-Performing Assets Impaired Loans. Non-performing assets, which consist of nonaccrual loans and foreclosed properties, were $30,382,000 at September 30, 2007 and $34,101,000 at December 31, 2006. Nonaccrual Loans equaled $20,555,000 at September 30, 2007 and $21,945,000 at December 31, 2006. Foreclosed Properties equaled $9,827,000 at September 30, 2007 and $12,156,000 at December 31, 2006. The decrease in foreclosed properties was due to the sale of commercial real estate property and several single family dwellings.

Nonaccrual loans are those loans contractually past due 90 days or more on which no interest is being accrued. Other real estate owned consists of real estate acquired through foreclosure. These properties are reviewed quarterly and reduced to an estimated realizable value at that time.

Deposits. Total deposits decreased $126,931,000 or 5% compared to December 31, 2006. All categories decreased with the exception of regular passbook savings which increased.

Capital. The federal regulatory agencies use risk-based capital ratios to analyze the adequacy of a bank’s capital. These ratios weigh bank assets from 0% to 100%, depending upon the risks inherent in each type of asset. The Bank continues to meet all requirements for a well-capitalized bank as defined by the regulatory agencies.

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The following table presents the key risk-based capital ratios for the periods indicated:

	September 30, 2007	December 31, 2006
Tier 1 Ratio	13.01%	12.29%
Total Risk-Based Capital Ratio	13.90%	13.12%
Leverage Ratio	7.87%	7.86%

Shareholders’ Equity was $292,176,000 at September 30, 2007 compared to $289,292,000 at December 31, 2006.

Liquidity. Liquidity is our ability to fund both loans and investments in the normal course of business and to provide adequate protection for unexpected deposit withdrawals or other demands for funds without incurring a significant negative impact on profitability. Our primary source of day-to-day liquidity lies in the combination of cash, deposit balances, checks in process of collection, deposit growth and federal funds sold. Federal funds are excess funds that are sold to other banks, generally on a one-day basis. Normal funds from the repayment of loans and investments augment these funds.

Our secondary source of liquidity lies in our investments and deposits in other financial institutions. While our investments are categorized as held-to-maturity, they consist primarily of short-term U. S. Agency Securities that are readily marketable. The majority of our investment securities mature in five years or less. Interest-bearing deposits in other financial institutions generally mature in one year and the volume of this investment decreased for the first nine months.

Off-Balance Sheet Arrangements. Commitments to extend credit, which amounted to $70,382,000 at September 30, 2007 and $48,359,000 at December 31, 2006, respectively, represent agreements to lend to customers with fixed expiration dates or other termination clauses. Since many of the commitments are expected to expire without being funded, the total commitment amounts do not necessarily represent future liquidity requirements. Standby letters of credit are conditional commitments issued by the Bank guaranteeing the performance of a customer to a third party. Those guarantees are primarily issued to support public and private borrowing arrangements. The Bank had outstanding letters of credit in the amount of $6,609,000 at September 30, 2007 and $5,312,000 at December 31, 2006.

Recent Accounting Pronouncements.

In February 2006, The FASB issued SFAS No. 155, “Accounting for Certain Hybrid Financial Instruments—an amendment of FASB Statements No. 133 and 140.” This statement amends Statements No. 133 and 140 by: permitting fair value re-measurement for any hybrid financial instrument with an embedded derivative that otherwise would require bifurcation; clarifying which interest-only strips and principal-only strips are not subject to the requirements of Statement No. 133; establishing a requirement to evaluate interests in securitized financial assets to identify interest that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation; clarifying that concentrations of credit risk in the form of subordination are not embedded derivatives; and amending Statement No. 140 to eliminate the prohibition on a qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. The statement is effective for fiscal years beginning after September 15, 2006. The adoption of this standard is not anticipated to have a material impact on financial condition, result of operations or cash flows.

In July 2006, the FASB issued FASB Interpretation No. 48 (FIN 48), “Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement 109,” which provides guidance on the measurement, recognition, and disclosure of tax positions taken or expected to be taken in a tax return. The interpretation also provides guidance on de-recognition, classification, interest and penalties, and disclosure, FIN 48 prescribes that a tax position should only be recognized if it is more-likely-than-not that the position will be sustained upon examination by the appropriate taxing authority. A tax position that meets this threshold is measured as the largest amount of benefit that is more likely than not (greater than 50 percent) realized upon ultimate settlement. The cumulative effect of applying FIN 48 is to be reported as an adjustment to the beginning balance of retained earnings in the period of adoption. FIN 48 is effective for fiscal years beginning after December 15, 2007. The Corporation is assessing the impact, if any, that adoption may have on its financial statements.

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In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements,” SFAS 157 establishes a framework for measuring fair value in generally accepted accounting principles (“GAAP”), and expands disclosures about fair value measurements. While the Statement applies under other accounting pronouncements that require or permit fair value measurements, it does not require any new fair value measurements. SFAS No. 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in an orderly transaction between market participants at the measurement date. In addition, the Statement establishes a fair value hierarchy, which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. Lastly, SFAS No. 157 requires additional disclosures for each interim and annual period separately for each major category of assets and liabilities. The Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Management does not expect the adoption of this Statement to have a material impact on the Corporation’s financial statements.

In September 2006, the Securities and Exchange Commission (the “SEC”) released Staff Accounting Bulletin No. 108 (“SAB 108”), which provides detail in the quantification and correction of financial statement misstatements. SAB 108 specifies that companies should apply a combination of the “rollover” and “iron curtain” methodologies when making determinations of materiality. The rollover method quantifies a misstatement based on the amount of the error originating in the current year income statement. The iron curtain approach quantifies misstatements based on the effects of correcting the misstatement existing in the balance sheet at the end of the current year, regardless of the year(s) of origination. SAB 108 instructs companies to quantify the misstatement under both methodologies and if either method results in the determination of a material error, then the Bank must adjust its financial statements to correct the error. SAB 108 also reminds preparers that a change from an accounting principle that is not generally accepted to a principle that is generally accepted is a correction of an error. The Bulletin is effective for annual financial statements covering the first fiscal year ending after November 15, 2006. Management does not expect the adoption of this Bulletin to have a material impact on the Corporation’s consolidated financial statements.

Item 3 - QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

Interest Sensitivity Analysis. The frequency with which interest rates on earning assets and interest bearing liabilities change has a significant impact on net interest income. The following table presents the anticipated changes based on the contractual maturity of each instrument. Expected maturities may differ from contractual maturities as both borrowers and depositors may have the right to call or prepay obligations with or without call or prepayment penalties.

(Dollars in thousands) Uses of Funds	Within One Year	One to Five Years	Over Five Years	Total
Interest-Bearing Deposits in Other Financial Institutions	$81,972	$—	$—	$81,972
Investment Securities	104,354	268,326	180,200	552,880
Federal Funds Sold	220,350	—	—	220,350
Loans (Net of Non-accrual Loans)	452,422	458,186	484,541	1,395,149

Total Earning Assets	859,098	726,512	664,741	2,250,351

Deposits
Interest-Bearing Demand	224,383	—	—	224,383
Regular Passbook Savings	306,870	—	—	306,870
Time Deposits
Certificates of Deposit Over $100,000	202,236	103,948	—	306,184
Other	692,370	359,003	—	1,051,373

Total Deposits	1,425,859	462,951	—	1,888,810
Notes issued to the U. S. Treasury	5,270	—	—	5,270

Total Interest-Bearing Liabilities	1,431,129	462,951	—	1,894,080

Maturity/Rate Sensitivity Gap Per Period	$(572,031)	$263,561	$664,741	$356,271
Cummulative Maturity/Rate Sensitivity Gap	$(572,031)	$(308,470)	$356,271

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Item 4 - CONTROLS AND PROCEDURES

The Bank maintains a system of disclosure controls and procedures that is designed to ensure that material information is accumulated and communicated to management, including the Bank’s president (who is the Bank’s principal executive officer) and the principal financial and accounting officer, as appropriate to allow timely decisions regarding required disclosure. As required, management, with the participation of the Bank’s president and the principal financial and accounting officer, evaluated the effectiveness of the design and operation of the Bank’s disclosure controls and procedures as of the end of the period covered by this report. Based on this evaluation, the Bank’s president and the principal financial and accounting officer, concluded that the Bank’s disclosure controls and procedures were operating effectively to ensure that information required to be disclosed by the Bank in reports that it files or submits under the Securities Exchange Act of 1934, as amended, is recorded, processed, summarized, and reported within the time periods specified in the rules and forms of the SEC.

Because of the inherent limitations in all control systems, no evaluation of controls can provide absolute assurance that the Bank’s disclosure controls and procedures will detect or uncover every situation involving the failure of persons within the Bank to disclose material information otherwise required to be set forth in the Bank’s periodic reports.

The Bank’s management is also responsible for establishing and maintaining adequate internal control over financial reporting to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. There were no changes in the Bank’s internal control over financial reporting during the Bank’s quarter ended September 30, 2007 that have materially affected, or are reasonably likely to materially affect, the Bank’s internal control over financial reporting.

PART II – OTHER INFORMATION

Item 1 - LEGAL PROCEEDINGS.

As of September 30, 2007, no material legal proceedings were pending or threatened against Carter Bank & Trust or any of the Merged Banks.

Item 1A - RISK FACTORS.

Business Risk. Carter Bank & Trust’s business is based primarily upon providing basic banking products and services to small, localized markets in Virginia and North Carolina, delivered through our branch network. Carter Bank & Trust’s business is subject to a range of banking competition, from other community banking institutions to large, diversified, multi-national financial services providers. Risks associated with our business include:

•	Timely development of competitive products and services and the acceptance of these products and services by new and existing customers;

•	The willingness of customers to substitute competitors’ products and services for our products and services and vice versa;

•	The impact of changes in financial services’ laws and regulations, specifically laws concerning the business of banking;

•

A downturn in the real estate market could negatively affect the bank’s business because a significant portion (approximately 69% as of September 30, 2007) of our loans are secured by real estate, exclusive of municipal loans;

•	Technological changes; and

•	Changes in consumer spending and saving habits.

Credit Risk. As a lending institution, the credit quality of Carter Bank & Trust’s loan portfolio can have a significant impact on our earnings. Credit risk is the risk of loss due to adverse changes in a borrower’s ability to meet its financial obligations under agreed upon terms. Risks associated with our credit quality include:

•

The strength of the United States economy in general and the strength of the local economies in which we conduct operations may be different than expected resulting in, among other things, a deterioration in credit quality or a reduced demand for credit, including the resultant effect on Carter Bank & Trust’s loan portfolio and allowance for loan losses; and

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•	Adverse changes in the financial performance and/or condition of Carter Bank & Trust’s borrowers that could impact repayment of such borrowers’ outstanding loans.

Market Risk. Carter Bank & Trust’s business is subject to market risk. The components of market risk are interest rate risk inherent in our balance sheet, price risk in our principal investing portfolio. Risks associated with managing market risk include:

•	The effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the FRB; and

•	Inflation, interest rate, market and monetary fluctuations.

Operational Risk. Operational risk is the risk of loss from inadequate or failed internal processes, people and systems or from external events. Risks associated with operational risk include:

•	Unanticipated judicial proceedings or rulings;

•	Matters impacting our business or ethical reputation;

•	The impact of changes in accounting principles; and

•	The impact of criminal activity committed against the Bank including, but not limited to, robbery or embezzlement.

Expansion of Branch Locations. We plan to open a number of new branch locations, which is consistent with our overall business strategy of providing convenient locations to market our products and services. These new locations will allow us to expand core business opportunities within our markets. There are risks involved in this strategy that include:

•	The risk that core business opportunities not develop as projected in the planning phase of branch network expansion;

•	The risk that expenses associated with staffing and opening new offices will have a short term negative impact on the net earnings of the bank; and

•	The risk that expected revenue from new locations not be fully realized, or realized within expected time frames.

Item 2 - UNREGISTERED SALES OF EQUITY SECURITIES AND USE OF PROCEEDS.

None.

Item 3 - DEFAULTS UPON SENIOR SECURITIES.

None.

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Item 4 - SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

Item 5 - OTHER INFORMATION

None.

Item 6 - EXHIBITS

Exhibits:

3.1	Articles of Incorporation (incorporated by reference to Exhibit 3.1 to the Bank’s Form 8-A filed with the FDIC February 23, 2007)

3.2	Bylaws (incorporated by reference to Exhibit 3.2 to the Bank’s Form 8-A filed with the FDIC February 23, 2007)

31.1	Certification by principal executive officer pursuant to Rule 13a-14(a)

31.2	Certification by principal financial officer pursuant to Rule 13a-14(a)

32	Certification of principal executive officer and principal financial officer pursuant to 18 U.S.C. § 1350

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CARTER BANK & TRUST
(Registrant)

Date: November 13, 2007
Worth Harris Carter, Jr.
Chairman of the Board and President
(Principal Executive Officer)

Date: November 13, 2007
Jane Ann Davis
Vice President
(Principal Financial Officer)

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Exhibit 31.1

CERTIFICATIONS

I, Worth Harris Carter, Jr., certify that:

1.	I have reviewed this quarterly report on Form 10-Q of Carter Bank & Trust;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.	Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.	The registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and have:

(a)	Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)	Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(c)	Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter (the registrant’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.	The registrant’s other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

(a)	All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

(b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date: November 13, 2007
Worth Harris Carter, Jr.
Chairman of the Board and President
(Principal Executive Officer)

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Exhibit 31.2

I, Jane Ann Davis, certify that:

1.	I have reviewed this quarterly report on Form 10-Q of Carter Bank & Trust;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.	Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.	The registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and have:

(a)	Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)	Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(c)	Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter (the registrant’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.	The registrant’s other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

(a)	All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

(b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date: November 13, 2007
Jane Ann Davis
Vice President
(Principal Financial Officer)

20

Exhibit 32

CERTIFICATION OF

PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER

Pursuant to § 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350)

The undersigned, as the principal executive officer and principal financial officer of Carter Bank & Trust, respectively, certify that, to the best of their knowledge and belief, the Quarterly Report on Form 10-Q for the period ended September 30, 2007, which accompanies this certification fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of Carter Bank & Trust at the dates and for the periods indicated. The foregoing certification is made pursuant to § 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350) and shall not be relied upon for any other purpose. The undersigned expressly disclaim any obligation to update the foregoing certification except as required by law.

Date: November 13, 2007
Worth Harris Carter, Jr.
Chairman of the Board and President
(Principal Executive Officer)

Date: November 13, 2007
Jane Ann Davis
Vice President
(Principal Financial Officer)

21

Annex I

SUMMARY SELECTED FINANCIAL DATA

The following table sets forth certain summary historical financial information for each of the Banks. The balance sheet data and income statement data of Central National Bank, First National Bank, First National Exchange Bank, Mountain National Bank, Patrick Henry National Bank, Patriot Bank, N.A., Peoples National Bank and Shenandoah National Bank (the “Reporting Banks”) as of and for the five years in the period ended December 31, 2005 are taken from the audited financial statements of each of the Reporting Banks, respectively. The balance sheet data and income statement data of Blue Ridge Bank, N.A. and Community National Bank (the “Non-Reporting Banks”) as of and for the five years in the period ended December 31, 2005 are taken from their unaudited financial statements, respectively. The balance sheet data and income statement data of each of the Banks as of and for the six months ended June 30, 2006 and 2005, are taken from the unaudited financial statements of each of the Banks as of and for the six months ended June 30, 2006 and 2005, respectively. Results for the six months ended June 30, 2006 do not necessarily indicate results for the entire year. The following information should be read in conjunction with the audited financial statements of each of the Banks, and the related notes, included in this joint proxy statement/offering circular, in documents incorporated by reference, and in conjunction with the unaudited pro forma combined financial information, including the notes, appearing elsewhere in this joint proxy statement/offering circular.

BLUE RIDGE BANK, N.A.

Summary Financial Data

(Unaudited)

(Dollars in thousands except per share data)

	As of and for the Six Months Ended June 30,		As of and for the Years Ended December 31,
	2006	2005	2005	2004	2003	2002	2001
Income Statement Data
Interest income	$6,355	$5,687	$11,808	$12,012	$14,567	$17,309	$17,459
Interest expense	3,121	2,581	6,267	5,205	6,290	8,358	11,680

Net interest income	3,234	3,106	5,541	6,807	8,277	8,951	5,779
Provision for loan losses	42	90	120	180	1,127	360	120

Net interest income after provision for loan losses	3,192	3,016	6,147	6,627	7,150	8,591	5,659
Non-interest income	454	420	949	1,012	983	908	770
Non-interest expense	2,852	2,683	5,567	5,045	4,531	4,641	4,351

Income (loss) before income taxes	794	753	1,529	2,594	3,602	4,858	2,078
Income tax expense	81	117	211	558	1,049	1,558	598

Net income	$713	$636	$1,318	$2,036	$2,553	$3,300	$1,480

Per Share Data
Net income - basic and diluted (1)	$0.70	$0.63	$1.29	$1.99	$2.50	$3.23	$1.45
Cash dividends declared	0.50	0.50	1.00	1.00	1.00	1.00	1.00
Book value per share (1)	19.83	19.46	19.63	19.34	18.35	16.35	13.46
Balance Sheet Data
Assets	$250,374	$253,306	$253,370	$244,928	$264,696	$265,017	$277,739
Loans, net	149,578	156,365	154,024	141,942	152,250	151,447	153,385
Investment securities	53,770	53,053	56,762	42,409	66,151	62,626	66,286
Deposits	229,858	233,021	232,998	224,807	243,624	245,649	261,491
Stockholders’ equity	20,275	19,904	20,074	19,779	18,766	16,725	13,761
Shares outstanding	1,022,628	1,022,628	1,022,628	1,022,628	1,022,628	340,876	310,020
Performance Ratios
Return on average assets (2)	0.57%	0.52%	0.53%	0.79%	0.95%	1.21%	0.58%
Return on average stockholders’ equity (2)	7.11%	6.43%	6.65%	10.54%	14.13%	21.50%	11.32%
Average equity to average assets	8.10%	7.86%	7.92%	8.08%	7.09%	6.31%	4.95%
Net interest margin (2)	2.84%	2.64%	2.71%	3.01%	3.33%	3.59%	2.18%
Efficiency ratio (3)	77.33%	76.09%	77.15%	64.52%	48.93%	47.07%	66.44%
Allowance for loan losses to loans	1.39%	1.30%	1.28%	1.33%	1.25%	0.85%	0.71%
Asset Quality Ratios
Net charge-offs to average loans outstanding	-0.04%	-0.03%	0.02%	0.14%	0.33%	0.09%	0.03%
Non-performing loans to period-end loans	3.58%	2.61%	2.51%	3.45%	1.76%	0.20%	0.13%
Non-performing assets to total assets	3.30%	2.69%	2.60%	3.12%	2.05%	0.36%	0.07%
Allowance for loan losses to non-performing loans	39.37%	50.43%	51.81%	39.29%	72.24%	441.41%	538.73%
Liquidity and Capital Ratios
Risk-based:
Tier 1 capital	13.04%	12.26%	12.52%	12.87%	11.39%	10.11%	8.28%
Total capital	14.29%	13.51%	13.77%	14.12%	13.78%	12.11%	10.15%
Average loans to average deposits	65.50%	63.88%	63.36%	63.36%	62.81%	68.07%	53.65%
Average shares outstanding
Basic and diluted	1,022,628	1,022,628	1,022,628	1,022,628	1,022,628	340,876	310,020

(1)	Net income per share and book value per share have been retroactively adjusted to reflect current outstanding shares.

(2)	On an annualized basis.

(3)	The efficiency ratio equals non-interest expense divided by the sum of taxable equivalent net interest income plus non-interest income.

2

CENTRAL NATIONAL BANK

Summary Financial Data

(Dollars in thousands except per share data)

	As of and for the Six Months Ended June 30,		As of and for the Years Ended December 31,
	2006	2005	2005	2004	2003	2002	2001
	(Unaudited)
Income Statement Data
Interest income	$3,145	$2,639	$5,476	$5,456	$6,690	$6,929	$6,684
Interest expense	1,412	997	2,155	2,033	2,458	3,351	4,084

Net interest income	1,733	1,642	3,321	3,423	4,232	3,578	2,600
Provision for loan losses	30	42	84	84	513	84	60

Net interest income after provision for loan losses	1,703	1,600	3,237	3,339	3,719	3,494	2,540
Non-interest income	174	190	423	459	430	414	314
Non-interest expense	1,362	1,272	2,612	2,501	2,299	2,168	1,782

Income (loss) before income taxes	515	518	1,048	1,297	1,850	1,740	1,072
Income tax expense	144	159	317	354	538	544	328

Net income	$371	$359	$731	$943	$1,312	$1,196	$744

Per Share Data
Net income – basic and diluted (1)	$1.57	$1.52	$3.09	$3.99	$5.55	$5.06	$3.15
Cash dividends declared	—	—	—	—	—	—	—
Book value per share (1)	44.72	41.58	43.15	40.06	36.07	30.57	25.56
Balance Sheet Data
Assets	$117,425	$111,973	$108,783	$103,665	$112,003	$110,298	$104,620
Loans, net	70,701	64,780	68,266	64,994	72,885	65,398	62,903
Investment securities	19,899	14,544	16,396	12,186	17,552	26,570	24,649
Deposits	106,637	101,810	98,113	93,464	101,630	100,656	96,525
Stockholders’ equity	10,574	9,831	10,203	9,472	8,529	7,228	6,044
Shares outstanding	236,439	236,439	236,439	236,439	236,439	215,173	195,845
Performance Ratios
Return on average assets (2)	0.62%	0.65%	0.65%	0.80%	1.10%	1.05%	0.81%
Return on average stockholders’ equity (2)	7.13%	7.40%	7.41%	10.36%	16.43%	17.95%	13.33%
Average equity to average assets	9.00%	8.78%	9.39%	9.14%	7.61%	6.55%	5.78%
Net interest margin (2)	3.21%	3.31%	3.46%	3.65%	4.11%	3.52%	2.67%
Efficiency ratio (3)	71.42%	69.43%	69.76%	64.43%	49.31%	54.31%	61.15%
Allowance for loan losses to loans	1.50%	1.63%	1.46%	1.57%	1.33%	0.79%	0.70%
Asset Quality Ratios
Net charge-offs to average loans outstanding	-0.06%	0.00%	0.17%	0.04%	0.07%	0.01%	0.01%
Non-performing loans to period-end loans	4.29%	2.49%	4.47%	1.65%	1.48%	0.00%	0.00%
Non-performing assets to total assets	3.24%	2.13%	3.51%	1.93%	1.22%	0.37%	0.11%
Allowance for loan losses to non-performing loans	35.55%	66.79%	33.08%	96.56%	91.18%	0.00%	14800.00%
Liquidity and Capital Ratios
Risk-based:
Tier 1 capital	13.50%	12.76%	13.39%	12.52%	10.82%	10.08%	8.75%
Total capital	14.75%	14.02%	14.64%	13.77%	13.97%	12.90%	11.57%
Average loans to average deposits	64.60%	65.60%	67.46%	75.02%	72.27%	65.91%	64.82%
Average shares outstanding
Basic and diluted	236,439	236,439	236,439	236,439	236,439	215,173	195,845

(1)	Net income per share and book value per share have been retroactively adjusted to reflect current outstanding shares.

(2)	On an annualized basis.

(3)	The efficiency ratio equals non-interest expense divided by the sum of taxable equivalent net interest income plus non-interest income.

3

COMMUNITY NATIONAL BANK

Summary Financial Data

(Unaudited)

(Dollars in thousands except per share data)

	As of and for the Six Months Ended June 30,		As of and for the Years Ended December 31,
	2006	2005	2005	2004	2003	2002	2001
Income Statement Data
Interest income	$6,270	$5,665	$11,705	$10,884	$11,627	$12,731	$13,394
Interest expense	2,834	2,388	5,029	4,602	5,333	6,123	7,601

Net interest income	3,436	3,277	6,676	6,282	6,294	6,608	5,793
Provision for loan losses	36	36	72	72	583	72	72

Net interest income after provision for loan losses	3,400	3,241	6,604	6,210	5,711	6,536	5,721
Non-interest income	524	557	1,179	1,358	1,334	1,232	976
Non-interest expense	2,574	2,400	4,936	4,846	4,475	4,323	4,137

Income (loss) before income taxes	1,350	1,398	2,847	2,722	2,570	3,445	2,560
Income tax expense	263	304	555	682	714	1,070	778

Net income	$1,087	$1,094	$2,292	$2,040	$1,856	$2,375	$1,782

Per Share Data
Net income - basic and diluted (1)	$1.54	$1.55	$3.24	$2.88	$2.62	$3.36	$2.52
Cash dividends declared	1.10	1.00	1.00	0.90	0.90	0.75	0.75
Book value per share (1)	32.79	30.66	32.35	30.12	28.13	26.34	23.66
Balance Sheet Data
Assets	$246,970	$246,801	$245,250	$245,688	$242,912	$228,989	$213,121
Loans, net	151,459	158,617	152,154	145,046	124,837	106,436	107,908
Investment securities	53,785	53,068	56,777	42,209	65,691	63,646	64,673
Deposits	223,542	224,648	222,042	223,985	222,729	209,602	195,952
Stockholders’ equity	23,199	21,693	22,890	21,306	19,903	18,635	16,742
Shares outstanding	707,482	707,482	707,482	707,482	707,482	643,312	643,312
Performance Ratios
Return on average assets (2)	0.88%	0.90%	0.93%	0.83%	0.77%	1.06%	0.89%
Return on average stockholders’ equity (2)	10.11%	9.49%	10.48%	10.01%	9.65%	13.56%	11.34%
Average equity to average assets	9.39%	8.79%	9.33%	8.67%	8.19%	8.14%	7.86%
Net interest margin (2)	2.99%	2.87%	2.96%	2.72%	2.75%	3.11%	2.90%
Efficiency ratio (3)	65.00%	62.60%	62.84%	63.43%	58.67%	55.14%	61.12%
Allowance for loan losses to loans	1.11%	1.01%	1.07%	1.08%	1.23%	0.97%	0.92%
Asset Quality Ratios
Net charge-offs to average loans outstanding	-0.01%	0.00%	0.00%	0.03%	0.06%	0.03%	0.05%
Non-performing loans to period-end loans	1.60%	1.58%	1.62%	1.32%	1.03%	0.00%	0.02%
Non-performing assets to total assets	1.32%	1.35%	1.45%	1.11%	0.86%	0.37%	0.01%
Allowance for loan losses to non-performing loans	70.14%	64.76%	67.24%	83.06%	121.70%	52150.00%	4369.57%
Liquidity and Capital Ratios
Risk-based:
Tier 1 capital	14.74%	14.05%	14.84%	14.45%	14.54%	14.95%	14.36%
Total capital	15.82%	15.10%	15.92%	15.53%	15.68%	15.78%	15.23%
Average loans to average deposits	71.28%	68.46%	70.35%	62.03%	52.44%	52.44%	51.21%
Average shares outstanding
Basic and diluted	707,482	707,482	707,482	707,482	707,482	643,312	643,312

(1)	Net income per share and book value per share have been retroactively adjusted to reflect current outstanding shares.

(2)	On an annualized basis.

(3)	The efficiency ratio equals non-interest expense divided by the sum of taxable equivalent net interest income plus non-interest income.

4

FIRST NATIONAL BANK

Summary Financial Data

(Dollars in thousands except per share data)

	As of and for the Six Months Ended June 30,		As of and for the Years Ended December 31,
	2006	2005	2005	2004	2003	2002	2001
	(Unaudited)
Income Statement Data
Interest income	$7,149	$6,427	$12,906	$12,253	$12,306	$13,408	$14,266
Interest expense	3,653	3,089	6,188	5,332	5,159	5,751	8,361

Net interest income	3,496	3,338	6,718	6,921	7,147	7,657	5,905
Provision for loan losses	48	36	120	72	1,009	72	72

Net interest income after provision for loan losses	3,448	3,302	6,598	6,849	6,138	7,585	5,833
Non-interest income	340	353	787	887	822	766	494
Non-interest expense	2,760	2,642	5,479	4,828	4,519	4,378	3,690

Income (loss) before income taxes	1,028	1,013	1,906	2,908	2,441	3,973	2,637
Income tax expense	215	240	421	815	706	1,253	804

Net income	$813	$773	$1,485	$2,093	$1,735	$2,720	$1,833

Per Share Data
Net income - basic and diluted (1)	$0.54	$0.51	$0.99	$1.39	$1.15	$1.81	$1.22
Cash dividends declared	0.42	0.42	0.84	0.84	0.84	0.84	0.84
Book value per share (1)	12.48	12.31	12.36	12.22	11.66	11.30	10.22
Balance Sheet Data
Assets	$277,586	$279,659	$276,216	$304,551	$272,160	$241,253	$227,171
Loans, net	173,962	161,983	165,803	156,415	131,671	115,994	115,189
Investment securities	57,270	56,553	60,262	42,624	67,301	68,220	74,105
Deposits	257,538	260,261	254,886	285,363	253,943	221,979	210,718
Stockholders’ equity	18,765	18,502	18,583	18,361	17,531	16,980	15,364
Shares outstanding	1,503,106	1,503,106	1,503,106	1,503,106	1,503,106	1,366,829	1,242,896
Performance Ratios
Return on average assets (2)	0.59%	0.54%	0.54%	0.75%	0.69%	1.21%	0.86%
Return on average stockholders’ equity (2)	8.78%	8.42%	8.07%	11.56%	9.92%	16.80%	12.32%
Average equity to average assets	6.76%	6.62%	6.73%	6.03%	6.44%	7.04%	6.76%
Net interest margin (2)	2.70%	2.56%	2.60%	2.40%	2.79%	3.37%	2.74%
Efficiency ratio (3)	71.95%	71.58%	73.00%	61.83%	56.71%	51.98%	57.67%
Allowance for loan losses to loans	1.07%	1.17%	1.09%	1.26%	1.50%	0.93%	0.95%
Asset Quality Ratios
Net charge-offs to average loans outstanding	-0.01%	0.07%	0.18%	0.06%	0.08%	0.07%	0.01%
Non-performing loans to period-end loans	2.49%	1.50%	2.62%	2.67%	1.91%	0.12%	0.13%
Non-performing assets to total assets	2.32%	1.56%	2.27%	2.06%	1.20%	0.38%	0.07%
Allowance for loan losses to non-performing loans	43.62%	78.79%	42.15%	47.82%	79.60%	761.11%	744.59%
Liquidity and Capital Ratios
Risk-based:
Tier 1 capital	10.56%	11.23%	10.80%	10.59%	11.61%	12.82%	12.22%
Total capital	11.63%	12.32%	11.76%	11.74%	12.86%	13.65%	13.10%
Average loans to average deposits	67.58%	61.41%	62.97%	52.18%	49.02%	52.05%	53.37%
Average shares outstanding
Basic and diluted	1,503,106	1,503,106	1,503,106	1,503,106	1,503,106	1,366,829	1,242,896

(1)	Net income per share and book value per share have been retroactively adjusted to reflect current outstanding shares.

(2)	On an annualized basis.

(3)	The efficiency ratio equals non-interest expense divided by the sum of taxable equivalent net interest income plus non-interest income.

5

FIRST NATIONAL EXCHANGE BANK

Summary Financial Data

(Dollars in thousands except per share data)

	As of and for the Six Months Ended June 30,		As of and for the Years Ended December 31,
	2006	2005	2005	2004	2003	2002	2001
	(Unaudited)
Income Statement Data
Interest income	$5,236	$5,285	$10,650	$11,649	$14,222	$16,651	$16,930
Interest expense	2,604	2,406	4,984	4,936	6,510	8,790	12,349

Net interest income	2,632	2,879	5,666	6,713	7,712	7,861	4,581
Provision for loan losses	30	60	120	120	898	120	72

Net interest income after provision for loan losses	2,602	2,819	5,546	6,593	6,814	7,741	4,509
Non-interest income	330	328	703	790	819	776	587
Non-interest expense	2,659	2,589	5,285	5,018	5,021	5,148	4,387

Income (loss) before income taxes	273	558	964	2,365	2,612	3,369	709
Income tax expense	(10)	100	148	538	750	1,033	130

Net income	$283	$458	$816	$1,827	$1,862	$2,336	$579

Per Share Data
Net income - basic and diluted (1)	$0.57	$0.93	$1.66	$3.71	$3.78	$4.74	$1.18
Cash dividends declared	—	—	—	—	—	—	—
Book value per share (1)	40.32	39.02	39.75	38.09	34.38	30.63	25.92
Balance Sheet Data
Assets	$209,744	$229,472	$209,881	$228,312	$252,088	$275,555	$302,727
Loans, net	126,468	137,761	123,383	139,998	153,788	122,802	124,858
Investment securities	53,770	53,054	56,762	42,179	65,399	62,988	71,475
Deposits	189,399	208,419	189,557	208,571	234,126	257,230	284,857
Stockholders’ equity	19,851	19,210	19,568	18,752	16,925	15,079	12,760
Shares outstanding	492,329	492,329	492,329	492,329	492,329	447,900	407,524
Performance Ratios
Return on average assets (2)	0.27%	0.41%	0.37%	0.75%	0.69%	0.92%	0.23%
Return on average stockholders’ equity (2)	2.88%	4.83%	4.26%	10.19%	11.53%	16.62%	4.72%
Average equity to average assets	9.46%	8.37%	9.32%	8.21%	6.71%	5.47%	4.22%
Net interest margin (2)	2.69%	2.67%	2.89%	3.14%	3.23%	3.01%	1.58%
Efficiency ratio (3)	89.77%	80.73%	82.98%	66.88%	58.86%	59.60%	84.89%
Allowance for loan losses to loans	1.51%	1.39%	1.49%	1.30%	1.16%	0.79%	0.70%
Asset Quality Ratios
Net charge-offs to average loans outstanding	-0.03%	-0.03%	0.07%	0.05%	0.05%	0.01%	0.01%
Non-performing loans to period-end loans	2.86%	1.46%	2.93%	2.89%	1.27%	0.00%	0.00%
Non-performing assets to total assets	1.96%	1.10%	1.96%	2.01%	0.98%	0.19%	0.00%
Allowance for loan losses to non-performing loans	53.83%	96.67%	51.93%	45.58%	92.51%	49250.00%	29233.33%
Liquidity and Capital Ratios
Risk-based:
Tier 1 capital	14.43%	13.39%	14.40%	12.56%	10.45%	9.79%	7.89%
Total capital	15.68%	14.64%	15.65%	13.81%	11.57%	10.42%	10.48%
Average loans to average deposits	67.57%	67.20%	73.20%	70.62%	63.88%	60.55%	48.95%
Average shares outstanding
Basic and diluted	492,329	492,329	492,329	492,329	492,329	447,900	407,524

(1)	Net income per share and book value per share have been retroactively adjusted to reflect current outstanding shares.

(2)	On an annualized basis.

(3)	The efficiency ratio equals non-interest expense divided by the sum of taxable equivalent net interest income plus non-interest income.

6

MOUNTAIN NATIONAL BANK

Summary Financial Data

(Dollars in thousands except per share data)

	As of and for the Six Months Ended June 30,		As of and for the Years Ended December 31,
	2006	2005	2005	2004	2003	2002	2001
	(Unaudited)
Income Statement Data
Interest income	$5,853	$4,869	$10,215	$9,516	$10,349	$12,493	$13,141
Interest expense	3,105	2,317	5,116	4,328	5,163	6,388	8,383

Net interest income	2,748	2,552	5,099	5,188	5,186	6,105	4,758
Provision for loan losses	36	36	72	72	860	72	72

Net interest income after provision for loan losses	2,712	2,516	5,027	5,116	4,326	6,033	4,686
Non-interest income	308	293	593	754	670	572	483
Non-interest expense	1,974	1,893	3,877	3,653	3,344	3,288	2,806

Income (loss) before income taxes	1,046	916	1,743	2,217	1,652	3,317	2,363
Income tax expense	217	203	387	620	501	1,086	764

Net income	$829	$713	$1,356	$1,597	$1,151	$2,231	$1,599

Per Share Data
Net income - basic and diluted (1)	$1.63	$1.40	$2.67	$3.14	$2.27	$4.39	$3.15
Cash dividends declared	0.90	0.90	1.80	1.80	1.80	1.80	1.80
Book value per share (1)	31.60	30.50	30.87	30.00	28.66	28.19	25.56
Balance Sheet Data
Assets	$233,960	$229,825	$232,293	$223,557	$223,646	$212,239	$209,265
Loans, net	132,789	115,480	126,045	107,623	100,361	95,185	102,219
Investment securities	53,785	53,068	56,777	42,109	65,359	62,215	67,750
Deposits	217,468	213,839	216,171	207,924	208,713	197,227	195,615
Stockholders’ equity	16,049	15,492	15,678	15,236	14,553	14,317	12,982
Shares outstanding	507,865	507,865	507,865	507,865	507,865	507,865	462,117
Performance Ratios
Return on average assets (2)	0.72%	0.63%	0.59%	0.71%	0.52%	1.04%	0.81%
Return on average stockholders’ equity (2)	10.53%	9.35%	8.81%	10.76%	7.93%	16.37%	12.73%
Average equity to average assets	6.86%	6.74%	6.75%	6.82%	6.51%	6.75%	6.20%
Net interest margin (2)	2.50%	2.35%	2.34%	2.46%	2.43%	3.03%	2.37%
Efficiency ratio (3)	64.56%	66.54%	68.11%	61.48%	57.10%	49.24%	53.54%
Allowance for loan losses to loans	1.26%	1.42%	1.31%	1.51%	1.60%	0.90%	0.77%
Asset Quality Ratios
Net charge-offs to average loans outstanding	0.01%	0.02%	0.04%	0.05%	0.10%	0.00%	0.12%
Non-performing loans to period-end loans	2.30%	2.74%	2.46%	1.85%	1.97%	0.01%	0.00%
Non-performing assets to total assets	2.02%	2.15%	2.05%	1.84%	1.09%	0.23%	0.00%
Allowance for loan losses to non-performing loans	55.66%	52.67%	54.14%	83.24%	82.78%	12471.43%	20050.00%
Liquidity and Capital Ratios
Risk-based:
Tier 1 capital	11.96%	12.66%	12.00%	12.76%	12.38%	12.89%	11.53%
Total capital	13.21%	13.91%	13.25%	14.01%	13.63%	13.68%	12.25%
Average loans to average deposits	60.62%	53.26%	54.30%	51.25%	45.89%	53.04%	49.91%
Average shares outstanding
Basic and diluted	507,865	507,865	507,865	507,865	507,865	507,865	462,117

(1)	Net income per share and book value per share have been retroactively adjusted to reflect current outstanding shares.

(2)	On an annualized basis.

(3)	The efficiency ratio equals non-interest expense divided by the sum of taxable equivalent net interest income plus non-interest income.

7

PATRICK HENRY NATIONAL BANK

Summary Financial Data

(Dollars in thousands except per share data)

	As of and for the Six Months Ended June 30,		As of and for the Years Ended December 31,
	2006	2005	2005	2004	2003	2002	2001
	(Unaudited)
Income Statement Data
Interest income	$9,895	$8,704	$17,769	$16,974	$18,258	$20,171	$21,881
Interest expense	4,891	3,906	8,307	7,614	8,440	10,247	12,676

Net interest income	5,004	4,798	9,462	9,360	9,818	9,924	9,205
Provision for loan losses	90	120	240	240	1,327	180	180

Net interest income after provision for loan losses	4,914	4,678	9,222	9,120	8,491	9,744	9,025
Non-interest income	550	595	1,270	1,492	1,374	1,372	1,234
Non-interest expense	4,064	3,889	8,023	7,704	6,919	6,643	6,219

Income (loss) before income taxes	1,400	1,384	2,469	2,908	2,946	4,473	4,040
Income tax expense	270	330	542	806	896	1,409	1,234

Net income	$1,130	$1,054	$1,927	$2,102	$2,050	$3,064	$2,806

Per Share Data
Net income - basic and diluted (1)	$0.40	$0.38	$0.69	$0.75	$0.73	$1.09	$1.00
Cash dividends declared	0.22	0.22	0.44	0.44	0.44	0.44	0.44
Book value per share (1)	8.70	8.42	8.52	8.27	7.96	7.64	6.93
Balance Sheet Data
Assets	$388,920	$379,231	$397,523	$380,220	$377,290	$355,826	$338,780
Loans, net	234,545	209,859	229,260	201,869	178,350	175,952	176,188
Investment securities	84,167	88,088	93,652	72,011	112,938	97,845	105,450
Deposits	363,375	354,145	371,886	355,503	353,643	329,541	317,733
Stockholders’ equity	24,363	23,592	23,850	23,155	22,284	21,392	19,404
Shares outstanding	2,800,122	2,800,122	2,800,122	2,800,122	2,800,122	2,546,169	2,315,164
Performance Ratios
Return on average assets (2)	0.58%	0.54%	0.51%	0.55%	0.55%	0.87%	0.88%
Return on average stockholders’ equity (2)	9.44%	8.80%	8.23%	9.27%	9.18%	15.07%	15.17%
Average equity to average assets	6.26%	6.22%	6.00%	6.09%	5.91%	6.01%	5.73%
Net interest margin (2)	2.76%	2.70%	2.54%	2.62%	2.77%	2.98%	2.88%
Efficiency ratio (3)	73.17%	72.11%	74.76%	70.99%	61.82%	58.81%	59.57%
Allowance for loan losses to loans	1.07%	1.20%	1.06%	1.17%	1.35%	0.70%	0.67%
Asset Quality Ratios
Net charge-offs to average loans outstanding	0.01%	-0.01%	0.08%	0.14%	0.08%	0.08%	0.07%
Non-performing loans to period-end loans	1.29%	1.42%	1.56%	2.58%	1.62%	0.00%	1.00%
Non-performing assets to total assets	1.48%	1.38%	1.47%	1.98%	0.87%	0.17%	4.00%
Allowance for loan losses to non-performing loans	83.94%	85.96%	69.25%	46.24%	84.26%	20900.00%	6005.00%
Liquidity and Capital Ratios
Risk-based:
Tier 1 capital	10.42%	10.59%	10.16%	10.63%	10.91%	10.85%	10.40%
Total capital	11.51%	11.75%	11.22%	11.76%	12.10%	11.49%	11.05%
Average loans to average deposits	63.42%	59.42%	57.41%	54.87%	51.32%	50.57%	55.51%
Average shares outstanding
Basic and diluted	2,800,122	2,800,122	2,800,122	2,800,122	2,800,122	2,546,169	2,315,164

(1)	Net income per share and book value per share have been retroactively adjusted to reflect current outstanding shares.

(2)	On an annualized basis.

(3)	The efficiency ratio equals non-interest expense divided by the sum of taxable equivalent net interest income plus non-interest income.

8

PATRIOT BANK, N.A.

Summary Financial Data

(Dollars in thousands except per share data)

	As of and for the Six Months Ended June 30,		As of and for the Years Ended December 31,
	2006	2005	2005	2004	2003	2002	2001
	(Unaudited)
Income Statement Data
Interest income	$6,116	$5,559	$11,424	$10,370	$10,040	$10,919	$11,903
Interest expense	1,826	1,417	3,099	2,537	2,909	3,653	5,222

Net interest income	4,290	4,142	8,325	7,833	7,131	7,266	6,681
Provision for loan losses	30	30	60	60	927	60	60

Net interest income after provision for loan losses	4,260	4,112	8,265	7,773	6,204	7,206	6,621
Non-interest income	385	462	954	1,253	1,215	1,333	1,277
Non-interest expense	3,303	3,079	6,462	5,811	5,288	5,268	4,847

Income (loss) before income taxes	1,342	1,495	2,757	3,215	2,131	3,271	3,051
Income tax expense	310	395	686	879	609	1,053	986

Net income	$1,032	$1,100	$2,071	$2,336	$1,522	$2,218	$2,065

Per Share Data
Net income - basic and diluted (1)	$2.18	$2.32	$4.37	$4.93	$3.21	$4.68	$4.36
Cash dividends declared	0.80	0.80	1.60	1.60	1.60	1.60	1.60
Book value per share (1)	43.67	41.04	42.29	39.52	36.19	34.51	31.27
Balance Sheet Data
Assets	$247,674	$258,963	$253,659	$243,642	$225,064	$208,434	$198,632
Loans, net	153,656	144,407	158,223	139,686	113,692	89,813	93,850
Investment securities	53,785	53,068	56,777	41,778	63,899	58,891	58,326
Deposits	226,408	238,757	232,975	224,060	207,491	190,441	182,877
Stockholders’ equity	20,705	19,460	20,051	18,739	17,161	16,364	14,824
Shares outstanding	474,132	474,132	474,132	474,132	474,132	431,262	392,297
Performance Ratios
Return on average assets (2)	0.83%	0.88%	0.83%	1.00%	0.70%	1.09%	1.12%
Return on average stockholders’ equity (2)	10.13%	10.80%	10.83%	12.99%	8.98%	14.09%	14.54%
Average equity to average assets	8.36%	7.51%	7.90%	7.69%	7.62%	7.85%	7.46%
Net interest margin (2)	3.84%	3.48%	3.60%	3.47%	3.44%	3.83%	3.65%
Efficiency ratio (3)	70.65%	66.88%	69.64%	63.96%	63.36%	61.26%	60.91%
Allowance for loan losses to loans	1.18%	1.22%	1.13%	1.20%	1.51%	1.02%	0.93%
Asset Quality Ratios
Net charge-offs to average loans outstanding	0.00%	-0.05%	-0.04%	0.09%	0.11%	0.01%	0.01%
Non-performing loans to period-end loans	1.42%	1.51%	1.37%	3.08%	1.92%	0.02%	0.00%
Non-performing assets to total assets	0.88%	0.84%	0.86%	1.76%	0.97%	0.01%	0.00%
Allowance for loan losses to non-performing loans	84.14%	82.30%	83.08%	39.38%	80.21%	5166.67%	0.00%
Liquidity and Capital Ratios
Risk-based:
Tier 1 capital	12.86%	12.74%	12.41%	12.62%	13.75%	14.67%	14.15%
Total capital	14.00%	13.90%	13.53%	13.81%	15.00%	15.50%	14.99%
Average loans to average deposits	69.71%	60.55%	62.73%	56.56%	47.52%	44.77%	51.16%
Average shares outstanding
Basic and diluted	474,132	474,132	474,132	474,132	474,132	431,262	392,297

(1)	Net income per share and book value per share have been retroactively adjusted to reflect current outstanding shares.

(2)	On an annualized basis.

(3)	The efficiency ratio equals non-interest expense divided by the sum of taxable equivalent net interest income plus non-interest income.

9

PEOPLES NATIONAL BANK

Summary Financial Data

(Dollars in thousands except per share data)

	As of and for the Six Months Ended June 30,		As of and for the Years Ended December 31,
	2006	2005	2005	2004	2003	2002	2001
	(Unaudited)
Income Statement Data
Interest income	$9,745	$8,593	$17,364	$17,741	$18,982	$20,766	$22,969
Interest expense	4,392	3,508	7,385	6,963	7,935	10,223	13,363

Net interest income	5,353	5,085	9,979	10,778	11,047	10,543	9,606
Provision for loan losses	60	60	120	120	821	120	60

Net interest income after provision for loan losses	5,293	5,025	9,859	10,658	10,226	10,423	9,546
Non-interest income	451	528	1,119	1,294	1,118	1,110	991
Non-interest expense	4,260	4,080	8,299	7,841	7,001	6,573	5,511

Income (loss) before income taxes	1,484	1,473	2,679	4,111	4,343	4,960	5,026
Income tax expense	444	426	660	1,275	1,374	1,600	1,549

Net income	$1,040	$1,047	$2,019	$2,836	$2,969	$3,360	$3,477

Per Share Data
Net income - basic and diluted (1)	$0.44	$0.44	$0.85	$1.19	$1.25	$1.41	$1.46
Cash dividends declared	0.40	0.40	0.80	0.80	0.80	0.80	0.80
Book value per share (1)	15.96	15.91	15.92	15.87	15.48	14.98	14.26
Balance Sheet Data
Assets	$368,001	$359,794	$357,244	$356,992	$371,213	$359,641	$367,934
Loans, net	213,221	201,600	204,563	206,689	195,653	213,674	179,066
Investment securities	86,063	90,781	95,665	75,613	118,250	105,952	105,792
Deposits	328,162	320,312	318,818	318,710	333,337	321,543	332,378
Stockholders’ equity	37,909	37,798	37,820	37,701	36,766	35,577	33,876
Shares outstanding	2,375,683	2,375,683	2,375,683	2,375,683	2,375,683	2,159,985	1,963,895
Performance Ratios
Return on average assets (2)	0.58%	0.58%	0.56%	0.77%	0.80%	0.91%	1.02%
Return on average stockholders’ equity (2)	5.51%	5.55%	5.43%	7.59%	8.16%	9.74%	10.55%
Average equity to average assets	10.30%	10.51%	10.59%	10.56%	9.90%	9.89%	9.21%
Net interest margin (2)	3.23%	3.15%	3.09%	3.31%	3.20%	3.11%	2.76%
Efficiency ratio (3)	73.40%	72.69%	74.78%	64.95%	57.55%	56.41%	52.01%
Allowance for loan losses to loans	1.11%	1.20%	1.14%	1.15%	1.20%	0.79%	93.00%
Asset Quality Ratios
Net charge-offs to average loans outstanding	0.01%	0.01%	0.08%	0.05%	0.07%	7.00%	0.04%
Non-performing loans to period-end loans	2.39%	2.18%	2.52%	0.92%	0.90%	0.00%	0.02%
Non-performing assets to total assets	1.46%	1.31%	1.52%	0.57%	0.51%	0.06%	0.03%
Allowance for loan losses to non-performing loans	47.14%	55.94%	45.83%	126.28%	135.47%	24328.57%	5487.10%
Liquidity and Capital Ratios
Risk-based:
Tier 1 capital	15.44%	16.29%	15.88%	16.37%	16.70%	16.82%	17.41%
Total capital	16.42%	17.35%	16.88%	17.41%	17.79%	17.63%	18.28%
Average loans to average deposits	65.05%	65.61%	65.40%	62.13%	56.68%	55.19%	55.13%
Average shares outstanding
Basic and diluted	2,375,683	2,375,683	2,375,683	2,375,683	2,375,683	2,159,985	1,963,895

(1)	Net income per share and book value per share have been retroactively adjusted to reflect current outstanding shares.

(2)	On an annualized basis.

(3)	The efficiency ratio equals non-interest expense divided by the sum of taxable equivalent net interest income plus non-interest income.

10

SHENANDOAH NATIONAL BANK

Summary Financial Data

(Dollars in thousands except per share data)

	As of and for the Six Months Ended June 30,		As of and for the Years Ended December 31,
	2006	2005	2005	2004	2003	2002	2001
	(Unaudited)
Income Statement Data
Interest income	$3,066	$2,737	$5,670	$5,788	$6,690	$6,724	$7,059
Interest expense	1,425	1,275	2,651	2,542	2,914	3,378	4,479

Net interest income	1,641	1,462	3,019	3,246	3,776	3,346	2,580
Provision for loan losses	30	36	72	72	441	60	48

Net interest income after provision for loan losses	1,611	1,426	2,947	3,174	3,335	3,286	2,532
Non-interest income	158	161	372	394	409	427	381
Non-interest expense	1,465	1,344	2,836	2,432	2,329	2,362	2,162

Income (loss) before income taxes	304	243	483	1,136	1,415	1,351	751
Income tax expense	84	59	112	338	445	444	237

Net income	$220	$184	$371	$798	$970	$907	$514

Per Share Data
Net income - basic and diluted (1)	$0.79	$0.66	$1.34	$2.87	$3.49	$3.27	$1.85
Cash dividends declared	—	—	—	—	—	—	—
Book value per share (1)	29.19	27.73	28.40	27.07	24.19	20.78	17.58
Balance Sheet Data
Assets	$113,281	$116,496	$117,160	$117,446	$119,638	$109,788	$105,242
Loans, net	69,884	70,459	73,927	67,362	77,384	61,914	59,894
Investment securities	23,384	18,029	19,882	12,172	17,537	27,806	26,274
Deposits	103,446	106,942	107,409	108,091	111,089	101,775	98,402
Stockholders’ equity	8,104	7,697	7,884	7,513	6,715	5,767	4,880
Shares outstanding	277,588	277,588	277,588	277,588	277,588	252,856	230,331
Performance Ratios
Return on average assets (2)	0.39%	0.32%	0.32%	0.67%	0.84%	0.85%	0.52%
Return on average stockholders’ equity (2)	5.50%	4.60%	4.83%	11.04%	15.25%	16.69%	11.30%
Average equity to average assets	7.15%	6.61%	6.73%	6.40%	5.61%	5.25%	4.64%
Net interest margin (2)	3.17%	2.73%	2.82%	3.01%	3.35%	3.23%	2.58%
Efficiency ratio (3)	81.44%	82.81%	83.63%	66.81%	55.65%	62.60%	73.02%
Allowance for loan losses to loans	1.40%	1.38%	1.24%	1.37%	1.14%	0.80%	0.74%
Asset Quality Ratios
Net charge-offs to average loans outstanding	-0.05%	-0.02%	0.11%	0.05%	0.06%	0.01%	0.04%
Non-performing loans to period-end loans	3.79%	1.98%	3.56%	2.13%	1.20%	0.00%	0.00%
Non-performing assets to total assets	2.77%	1.19%	2.66%	1.67%	0.85%	0.15%	0.34%
Allowance for loan losses to non-performing loans	37.63%	70.91%	35.31%	65.36%	96.77%	0.00%	0.00%
Liquidity and Capital Ratios
Risk-based:
Tier 1 capital	10.77%	10.33%	10.17%	9.92%	8.48%	8.45%	7.30%
Total capital	14.02%	13.60%	13.31%	13.13%	11.50%	11.38%	10.22%
Average loans to average deposits	71.09%	65.74%	66.72%	68.88%	65.90%	59.93%	61.07%
Average shares outstanding
Basic and diluted	277,588	277,588	277,588	277,588	277,588	252,856	230,331

(1)	Net income per share and book value per share have been retroactively adjusted to reflect current outstanding shares.

(2)	On an annualized basis.

(3)	The efficiency ratio equals non-interest expense divided by the sum of taxable equivalent net interest income plus non-interest income.

11

Annex J

PRO FORMA UNAUDITED COMBINED CONSOLIDATED FINANCIAL INFORMATION

The following is the unaudited pro forma combined consolidated financial information for each of the Banks and Carter Bank & Trust giving effect to the merger. The balance sheet information presented gives effect to the merger as if it occurred on December 31, 2005. The income statement information presented gives effect to the merger as if it occurred on the first day of each period presented.

We expect that we will incur merger and integration charges as a result of the merger. We also anticipate that the merger will provide the combined company with financial benefits that may include reduced operating expenses. The pro forma combined consolidated financial information, while helpful in illustrating the financial characteristics of the combined company under one set of assumptions, may not reflect all of these anticipated financial expenses and does not attempt to predict or suggest future results. It also does not necessarily reflect what the historical results of the combined company would have been had our companies been combined during the periods presented.

Generally accepted accounting standards require that all business combinations be accounted for by the “purchase” method of accounting; therefore, the merger will be accounted for in this manner. Under the purchase method of accounting, the assets and liabilities of nine of the Banks, as of the completion of the merger, will be recorded at their fair values and the excess of purchase price over the fair value of net assets will be allocated to goodwill. Commonly, the acquiring entity is the larger entity; therefore, the assets and liabilities of Peoples National Bank will not be recorded at fair value as this Bank will be deemed to be the “acquirer” for the purpose of effecting the merger transaction. Peoples National Bank has the largest stockholder’s equity and will have the greatest number of voting shares after the consummation of the merger. Financial statements of Carter Bank & Trust issued after the consummation of the merger will reflect such values and will not be restated retroactively to reflect the historical position or results of operations of each of the Banks. The operating results of each of the Banks will be reflected in Carter Bank & Trust’s financial statements from and after the date the merger is consummated.

The final allocation of the purchase price will be determined after the merger is completed and after completion of thorough analyses to determine the fair values of each of the Bank’s tangible and identifiable intangible assets and liabilities as of the date the merger is completed. In addition, estimates of merger-related charges are subject to final decisions related to combining the companies. Any change in the fair value of the net assets of the Banks will change the amount of the purchase price allocable to goodwill. Additionally, changes to each Bank’s stockholders’ equity, including net income and changes in the market value of each Bank’s common stock through the date the merger is completed, will also change the amount of goodwill recorded. As a result, the final adjustments may be materially different from the unaudited pro forma adjustments used in preparing the unaudited pro forma combined consolidated financial information presented herein. The exchange ratios are fixed, however, and will not change as a result of such fair market analysis as of the effective date. The unaudited pro forma adjustments used in preparing the unaudited pro forma combined consolidated financial information are described in greater detail in the notes thereto.

The unaudited pro forma combined consolidated financial information is based on, and should be read together with, the historical information that we have included in this joint proxy statement/offering circular or presented in the Banks’ prior filings with the OCC, which are incorporated into this joint proxy statement/offering circular by reference.

1

UNAUDITED PRO FORMA COMBINED CONSOLIDATED BALANCE SHEET

AS OF JUNE 30, 2006

(Dollars in thousands)

	Blue Ridge Bank, N.A.	Central National Bank	Community National Bank	First National Bank	First National Exchange Bank	Mountain National Bank	Patrick Henry National Bank	Patriot Bank, N.A.
Assets
Interest-bearing deposits in other financial institutions	$15,931	$7,921	$12,169	$15,931	$12,070	$12,169	$19,495	$12,169
Investment securities U.S. agency securities	53,770	19,899	53,785	57,270	53,770	53,785	84,167	53,785
Federal funds sold	8,180	9,460	12,155	11,630	3,620	20,900	24,180	3,780
Loans	152,332	72,092	153,452	176,323	128,581	134,954	237,883	155,646
Less: Income collected-not Earned	(644)	(313)	(292)	(468)	(167)	(463)	(793)	(160)
Allowance for loan Losses	(2,110)	(1,078)	(1,701)	(1,893)	(1,946)	(1,702)	(2,545)	(1,830)

Net loans	149,578	70,701	151,459	173,962	126,468	132,789	234,545	153,656

Earning assets	227,459	107,981	229,568	258,793	195,928	219,643	362,387	223,390
Cash and due from banks	11,509	4,126	9,852	8,718	6,239	7,010	13,989	14,542
Bank premises and equipment	4,846	2,297	2,657	4,333	3,450	2,413	4,808	6,355
Real estate owned other than bank premises	2,902	777	831	2,105	504	1,670	2,713	0
Investment in associated companies	769	769	769	769	769	769	769	769
Goodwill net of amortization
Core deposit intangible
Other assets	2,889	1,475	3,293	2,868	2,854	2,455	4,306	2,618

Total Assets	$250,374	$117,425	$246,970	$277,586	$209,744	$233,960	$388,972	$247,674

Liabilities
Deposits
Lifetime free checking	32,428	25,300	39,658	38,174	24,382	28,085	60,409	79,399
Interest-bearing demand	21,985	9,479	26,274	26,846	19,916	20,144	48,633	29,396
Regular passbook savings	27,847	10,225	31,240	41,984	21,253	26,429	59,161	44,133
Time deposits:
Certificates of deposit $100,000 or more	27,667	20,291	21,698	35,901	20,120	31,249	44,111	21,989
Other	119,931	41,342	104,672	114,633	103,728	111,561	151,061	51,491

Total Deposits	229,858	106,637	223,542	257,538	189,399	217,468	363,375	226,408
Notes issued in the U.S. Treasury	9	6	9	231	0	11	627	27
Other liabilities for borrowed money	0	0	0	0	0	0	0	0
Other liabilities	232	208	220	1,052	494	432	607	534
Subordinated notes	0	0	0	0	0	0	0	0

Total Liabilities	230,099	106,851	223,771	258,821	189,893	217,911	364,557	226,969
Common stock	8,692	1,182	3,537	1,879	2,462	2,539	3,500	2,371
Paid in capital
Surplus	9,153	5,651	15,825	11,327	13,344	10,206	13,879	14,021
Undivided profits	2,430	3,741	3,837	5,559	4,045	3,304	6,984	4,313

Total Shareholders’ Equity	20,275	10,574	23,199	18,765	19,851	16,049	24,363	20,705

Total Liabilities and Shareholders’ Equity	$250,374	$117,425	$246,970	$277,586	$209,744	$233,960	$388,972	$247,674

2

	Peoples National Bank	Shenandoah National Bank	MCOV	Eliminations			Purchase Accounting Adjustments		Purchase Accounting Adjustments			Purchase Accounting Adjustments	Pro Forma Combined Consolidated
Assets
Interest-bearing deposits in other financial institutions	$19,495	$7,921	$0										$135,271
Investment securities U.S. agency securities	86,063	23,384	0										539,678
Federal funds sold	12,600	2,260	0										108,765
Loans	216,348	71,105	0		-3,762	(2)							1,494,954
Less: Income collected-not Earned	(724)	(225)	0										-4,249
Allowance for loan Losses	(2,403)	(996)	0										-18,204

Net loans	213,221	69,884	0		-3,762								1,472,501
Earning assets	331,379	103,449	0										2,256,215
Cash and due from banks	11,430	4,147	1,978		-1,978	(3)							91,562
Bank premises and equipment	19,213	3,144	3,724				21,436	(1)		-138			78,538
Real estate owned other than bank premises	281	494	0										12,277
Investment in associated companies	769	769			-7,690	(4)							0
Goodwill net of amortization			1,617				18,977	(1)					20,594
Core deposit intangible							41,273	(1)		-2,064			39,209
Other assets	4,929	1,278	4,637							948			34,550

Total Assets	$368,001	$113,281	$11,956	-$	13,430		$81,686		-$	1,254	(5)		$2,532,945

Liabilities
Deposits
Lifetime free checking	44,922	17,666	0		-1,978	(3)							388,445
Interest-bearing demand	35,355	10,634	0										248,662
Regular passbook savings	63,438	11,019	0										336,729
Time deposits:
Certificates of deposit $100,000 or more	35,158	13,682	0										271,866
Other	149,289	50,445	0										998,153

Total Deposits	328,162	103,446	0		-1,978								2,243,855
Notes issued in the U.S. Treasury	9	10	0										939
Other liabilities for borrowed money	0	0	2,262		-2,262	(2)							0
Other liabilities	1,921	221	2,642				21,321	(1)		-426			29,458
Subordinated notes	0	1,500	0		-1,500	(2)							0

Total Liabilities	330,092	105,177	4,904		-5,740		21,321			-426			2,274,252
Common stock	2,376	1,388	0										29,926
Paid in capital			5,985		-5,985								0
Surplus	28,935	4,558	0										126,899
Undivided profits	6,598	2,158	1,067		-1,705		60,365	(1)		-828			101,868

Total Shareholders’ Equity	37,909	8,104	7,052		-7,690	(4)	60,365			-828			258,693

Total Liabilities and Shareholders’ Equity	$368,001	$113,281	$11,956	-$	13,430		$81,686		-$	1,254	(5)		$2,532,945

The following notes are an integral part of the unaudited pro forma combined consolidated financial information:

(1)	To record the deemed purchase, based on last trade price of Peoples National Bank (PNB) of $21.00 and the following fair value adjustments:

$41,273 - The core deposit intangible (CDI) adjustment reflects the value of the base of core deposits acquired in the proposed transaction (excluding PNB). This amount was estimated based upon an independent appraiser’s comparison of similar transactions, effective yields and estimated lives of each category of deposits. This amount will be adjusted as of the merger date.

$18,977 - Adjusted to reflect the excess of the purchase price over identified tangible and intangible net assets acquired.

$21,436 - Adjusted to reflect the estimated current fair market value of the real property at June 30, 2006 (excluding PNB). Management allocated 50% of the adjustment to land and 50% to bank premises. This amount will be adjusted as of the merger date.

$21,321 - A deferred tax liability was recorded at the statutory rate of 34% for the CDI and fair value adjustment of bank premises (excluding PNB).

$60,365 - Adjusted for the effects of the purchase price and the adjustments to fair value of the assets and liabilities.

(2)	Eliminating loans made by one of the combining banks (Patrick Henry National Bank (PHNB)) to the Mortgage Company of Virginia, Inc. (MCOV), the wholly-owned subsidiary of the combined banks.
(3)	Eliminating cash deposits from the wholly-owned subsidiary held by one of the combining banks (PHNB).
(4)	The wholly-owned subsidiary (MCOV) is consolidated with the ten banks for this pro forma and, therefore, adjustment was made to eliminate the asset on the individual banks for their equity investment in the subsidiary.
(5)	Adjustments reflect accumulated amortization of the CDI and the accumulated depreciation for the fair value adjustment of bank premises.

3

UNAUDITED PRO FORMA COMBINED CONSOLIDATED STATEMENT OF INCOME

FOR THE YEAR ENDED DECEMBER 31, 2005

(Dollars in thousands, except for share amounts)

	Blue Ridge Bank, N.A.	Central National Bank	Community National Bank	First National Bank	First National Exchange Bank	Mountain National Bank	Patrick Henry National Bank	Patriot Bank, N.A.
INTEREST INCOME
Interest and fees on loans:
Taxable	$7,954	$4,079	$7,921	$8,783	$7,566	$6,141	$11,842	$7,698
Non-taxable	926	59	1,102	649	513	612	887	719
Interest on deposits in other financial institutions	683	422	575	683	556	559	783	559
Interest on federal funds sold	280	296	137	709	57	950	1,097	493
Interest and dividends on securities:
U.S. government and other	1,950	613	1,955	2,067	1,943	1,938	3,137	1,941
State and political subdivisions	15	7	15	15	15	15	23	14

Total Interest Income	11,808	5,476	11,705	12,906	10,650	10,215	17,769	11,424

INTEREST EXPENSE
Interest on time deposits $100,000 or more	991	627	736	1,175	746	897	1,616	517
Interest on other deposits	4,546	1,500	4,275	5,005	4,191	4,217	6,680	2,574
Interest on federal funds purchased	1	26	14	0	42	0	0	0
Interest on notes payable
Interest on notes issued to the U.S. Treasury	3	2	4	8	5	2	11	8
Interest on notes subordinated to deposits	0	0	0	0	0	0	0	0

Total Interest Expense	5,541	2,155	5,029	6,188	4,984	5,116	8,307	3,099

Net Interest Income	6,267	3,321	6,676	6,718	5,666	5,099	9,462	8,325
Provision for loan losses	120	84	72	120	120	72	240	60

Net Interest Income after Provision for Loan Losses	6,147	3,237	6,604	6,598	5,546	5,027	9,222	8,265

NON-INTEREST INCOME
Service charges, commissions and fees	767	339	940	586	559	430	1,100	838
Other non-interest income	182	84	239	201	144	163	170	116

Total Non-Interest Income	949	423	1,179	787	703	593	1,270	954

NON-INTEREST EXPENSE
Salaries and employee benefits	3,135	1,429	2,483	2,981	2,972	1,928	4,397	3,699
Occupancy expense (net)	670	428	826	666	843	490	1,087	992
Operations center expense	1,086	472	1,069	1,264	975	1,007	1,700	1,093
Other non-interest expense	676	283	558	568	495	452	839	678

Total Non-Interest Expense	5,567	2,612	4,936	5,479	5,285	3,877	8,023	6,462

Income Before Income Taxes	1,529	1,048	2,847	1,906	964	1,743	2,469	2,757
Income Tax Expense	211	317	555	421	148	387	542	686

NET INCOME	$1,318	$731	$2,292	$1,485	$816	$1,356	$1,927	$2,071

Per Share
Basic and diluted earnings per share	$1.29	$3.09	$3.24	$0.99	$1.66	$2.67	$0.69	$4.37
Weighted average shares-basic and diluted	$1.29	$3.09	$3.24	$0.99	$1.66	$2.67	$0.69	$4.37

4

	Peoples National Bank	Shenandoah National Bank	MCOV		Eliminations			Purchase Accounting Adjustments (1)		Purchase Accounting Adjustments (2)	Purchase Accounting Adjustments (3)	Pro Forma Combined Consolidated
INTEREST INCOME
Interest and fees on loans:
Taxable	$12,647	$4,253	$80	-$	65	(6)						$78,899
Non-taxable	362	112	0									5,941
Interest on deposits in other financial institutions	784	421	0									6,025
Interest on federal funds sold	274	144	0									4,437
Interest and dividends on securities:												0
U.S. government and other	3,274	733	0									19,551
State and political subdivisions	23	7	0									149

Total Interest Income	17,364	5,670	80		-65							115,002

INTEREST EXPENSE
Interest on time deposits $100,000 or more	1,069	547	0									8,921
Interest on other deposits	6,305	2,008	0									41,301
Interest on federal funds purchased	9	2	0									94
Interest on notes payable			65		-65	(6)						0
Interest on notes issued to the U.S. Treasury	2	3	0									48
Interest on notes subordinated to deposits	0	91	0									91

Total Interest Expense	7,385	2,651	65		-65							50,455

Net Interest Income	9,979	3,019	15		0							64,547
Provision for loan losses	120	72	0									1,080

Net Interest Income after Provision for Loan Losses	9,859	2,947	15									63,467

NON-INTEREST INCOME
Service charges, commissions and fees	995	334	11,927		-10,699	(5)						8,116
Other non-interest income	124	38	52									1,513

Total Non-Interest Income	1,119	372	11,979		-10,699							9,629

NON-INTEREST EXPENSE
Salaries and employee benefits	4,651	1,454	7,395									36,524
Occupancy expense (net)	1,329	545	4,451									12,327
Operations center expense	1,524	509	0		-10,699	(5)						0
Other non-interest expense	795	328	256					4,435		192	-1,894	8,661

Total Non-Interest Expense	8,299	2,836	12,102		-10,699			4,435		192	-1,894	57,512

Income Before Income Taxes	2,679	483	-108					-4,435		-192	1,894	15,584
Income Tax Expense	660	112	-24					-1,507		-127	644	3,025

NET INCOME	$2,019	$371	-84				-$	2,928	-$	65	$1,250	$12,559

Per Share
Basic and diluted earnings per share	$0.85	$1.34
Weighted average shares-basic and diluted	$0.85	$1.34

The following notes are an integral part of the unaudited pro forma combined consolidated financial information:

(1)	Adjusted for the amortization expense for CDI over 10 years and the associated income taxes at 34%.
(2)	Adjusted for the additional depreciation expense on the fair value adjustment of bank premises based on estimated useful life of 39 years.
(3)	Adjusted for post-merger synergies of $1.25 million, after tax, consisting of anticipated savings from lower aggregate examination fees, lower costs of regulatory filings and compliance resulting from banking, securities and related filings on behalf of one combined bank as opposed to 10 separate banks, and operational savings in numerous areas from stationary costs to integration of accounting and related functions. The amount of post-merger synergies is based on management’s estimates, which in management’s opinion are conservative, and may actually be more or less over the relevant period.
(4)	Goodwill is not amortized, but is tested annually for impairment.
(5)	Eliminating operations center expense paid by the combining banks to Bank Services of Virginia, Inc. (BSOV), a wholly-owned subsidiary of MCOV.
(6)	Eliminating interest payable by MCOV to one of the combining banks (PHNB).

5

UNAUDITED PRO FORMA COMBINED CONSOLIDATED STATEMENT OF INCOME

FOR THE SIX MONTHS ENDED JUNE 30, 2006

(Dollars in thousands, except for share amounts)

	Blue Ridge Bank, N.A.	Central National Bank	Community National Bank	First National Bank	First National Exchange Bank	Mountain National Bank	Patrick Henry National Bank	Patriot Bank, N.A.
INTEREST INCOME
Interest and fees on loans:
Taxable	$4,139	$2,215	$4,236	$4,989	$3,538	$3,618	$6,595	$4,268
Non-taxable	543	82	562	387	289	393	595	427
Interest on deposits in other financial institutions	367	188	282	368	278	281	444	281
Interest on federal funds sold	221	292	104	245	48	481	557	56
Interest and dividends on securities:
U.S. government and other	1,085	368	1,086	1,160	1,083	1,080	1,704	1,084
State and political subdivisions	0	0	0	0	0	0	0	0

Total Interest Income	6,355	3,145	6,270	7,149	5,236	5,853	9,895	6,116

INTEREST EXPENSE
Interest on time deposits $100,000 or more	636	480	416	701	390	628	970	411
Interest on other deposits	2,483	930	2,412	2,947	2,210	2,475	3,913	1,389
Interest on federal funds purchased	0	0	3	0	2	0	0	20
Interest on notes payable	0	0	0	0	0	0	0	0
Interest on notes issued to the U.S. Treasury	2	2	3	5	2	2	8	6
Interest on notes subordinated to deposits	0	0	0	0	0	0	0	0

Total Interest Expense	3,121	1,412	2,834	3,653	2,604	3,105	4,891	1,826

Net Interest Income	3,234	1,733	3,436	3,496	2,632	2,748	5,004	4,290
Provision for loan losses	42	30	36	48	30	36	90	30

Net Interest Income after Provision for Loan Losses	3,192	1,703	3,400	3,448	2,602	2,712	4,914	4,260

NON-INTEREST INCOME
Service charges, commissions and fees	371	138	409	247	269	240	472	333
Other non-interest income	83	36	115	93	61	68	78	52

Total Non-Interest Income	454	174	524	340	330	308	550	385

NON-INTEREST EXPENSE
Salaries and employee benefits	1,598	705	1,283	1,436	1,493	927	2,140	1,870
Occupancy expense (net)	345	217	428	365	419	244	549	488
Operations center expense	555	261	532	613	453	520	867	549
Other non-interest expense	354	179	331	346	294	283	508	396

Total Non-Interest Expense	2,852	1,362	2,574	2,760	2,659	1,974	4,064	3,303

Income Before Income Taxes	794	515	1,350	1,028	273	1,046	1,400	1,342
Income Tax Expense	81	144	263	215	(10)	217	270	310

NET INCOME	$713	$371	$1,087	$813	$283	$829	$1,130	$1,032

Per Share
Basic and diluted earnings per share	$0.70	$1.57	$1.54	$0.54	$0.57	$1.63	$0.40	$2.18
Weighted average shares-basic and diluted	$0.70	$1.57	$1.54	$0.54	$0.57	$1.63	$0.40	$2.18

6

	Peoples National Bank	Shenandoah National Bank	MCOV		Eliminations			Purchase Accounting Adjustments (1)			Purchase Accounting Adjustments (2)			Purchase Accounting Adjustments (3)		Pro Forma Combined Consolidated
INTEREST INCOME
Interest and fees on loans:
Taxable	$6,979	$2,342		$152	-$	103	(6)									$42,968
Non-taxable	182	46		0												3,506
Interest on deposits in other financial institutions	443	182		0												3,114
Interest on federal funds sold	369	42		0												2,415
Interest and dividends on securities:																0
U.S. government and other	1,772	454		0												10,876
State and political subdivisions	0	0

Total Interest Income	9,745	3,066		152		-103										62,879

INTEREST EXPENSE
Interest on time deposits $100,000 or more	659	289		0												5,580
Interest on other deposits	3,731	1,083		0												23,573
Interest on federal funds purchased	0	7		0												32
Interest on notes payable	0	0		103		-103	(6)									0
Interest on notes issued to the U.S. Treasury	2	1		0												33
Interest on notes subordinated to deposits	0	45		0												45

Total Interest Expense	4,392	1,425		103		-103										29,263

Net Interest Income	5,353	1,641		49												33,616
Provision for loan losses	60	30		0												432

Net Interest Income after Provision for Loan Losses	5,293	1,611		49												33,184

NON-INTEREST INCOME
Service charges, commissions and fees	394	139		6,187		-5,442	(5)									3,757
Other non-interest income	57	19		0		-3	(7)									659

Total Non-Interest Income	451	158		6,187		-5,445										4,416

NON-INTEREST EXPENSE
Salaries and employee benefits	2,352	751		3,662												18,217
Occupancy expense (net)	688	292		762												4,797
Operations center expense	797	253		0		-5,399	(5)									1
Other non-interest expense	423	169		2,450		-46	(7)		2,064	(1)		138	(2)	-948	(3)	6,941

Total Non-Interest Expense	4,260	1,465		6,874		-5,445			2,064			138		-948		29,956

Income Before Income Taxes	1,484	304		-638					-2,064			-138		948		7,644
Income Tax Expense	444	84		0					-702	(1)		-46	(2)	322		1,592

NET INCOME	$1,040	$220	-$	638		$0		-$	1,362		-$	92		$626		$6,052

Per Share
Basic and diluted earnings per share	$0.44	$0.79
Weighted average shares-basic and diluted	$0.44	$0.79

The following notes are an integral part of the unaudited pro forma combined consolidated financial information:

(1)	Adjusted for the amortization expense for CDI over 10 years and the associated income taxes at 34%.
(2)	Adjusted for the additional depreciation expense on the fair value adjustment of bank premises based on estimated useful life of 39 years.
(3)	Adjusted for post-merger synergies of $1.25 million, after tax, consisting of anticipated savings from lower aggregate examination fees, lower costs of regulatory filings and compliance resulting from banking, securities and related filings on behalf of one combined bank as opposed to 10 separate banks, and operational savings in numerous areas from stationary costs to integration of accounting and related functions. The amount of post-merger synergies is based on management’s estimates, which in management’s opinion are conservative, and may actually be more or less over the relevant period.
(4)	Goodwill is not amortized, but is tested annually for impairment.
(5)	Eliminating operations center expense paid by the combining banks to Bank Services of Virginia, Inc. (BSOV), a wholly-owned subsidiary of MCOV.
(6)	Eliminating interest payable by MCOV to one of the combining banks (PHNB).
(7)	Eliminating management fees ($2,600) paid to one of the combining banks (PHNB) by BSOV and commissions ($43,000) paid by the combining banks, BSOV and MCOV to Bank Services Insurance , a wholly-owned subsidiary of MCOV.

7

Annex K

2005 Annual Report

Member FDIC

Management’s Discussion and Analysis of Financial Condition and Results of Operation

Except for the historical information contained in this report, the matters set forth herein include Forward-Looking Statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These Forward-Looking Statements included, among other things, statements of goals, plans, intentions and expectations, regarding or based upon desired business strategies, general economic conditions, interest rates, developments in local and national markets, and other matters, which, by their nature, are subject to significant uncertainties. Because of these uncertainties and the assumptions upon which this report is based, actual future developments with respect to the business of the Bank may differ materially from those contemplated by such statements.

Critical Accounting Policies. The accounting and reporting policies of the Bank conform to generally accepted accounting principles (GAAP) in the United States of America and to general practices within the banking industry. The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. We believe the most significant of these estimates involves the allowance for loan losses because of its potential impact on our overall performance. We have described our policies in this area below. A summary of the Bank’s significant accounting policies can be found in the Notes to the Financial Statements.

In general, determining the amount of the allowance for loan losses requires significant judgment and the use of estimates by management. The Bank maintains an allowance for loan losses to absorb probable losses in the loan portfolio based on a quarterly analysis of the portfolio and expected future losses. This analysis determines an appropriate level of the allowance for loan losses by considering factors affecting loan losses, including specific losses, levels and trends in impaired and non-performing loans, historical loan loss experience, current economic conditions, volume, growth and composition of the portfolio, and other relevant factors. The Bank records a provision for loan losses to maintain the allowance at an adequate level. The provision expense could increase or decrease each quarter based upon the results of management’s formal analysis.

The amount of the allowance represents management’s estimate of expected losses from existing loans based upon specific allocations for individual lending relationships and historical loss experience. The allowance for loan losses related to impaired loans is based on discounted cash flows using the loan’s initial effective interest rate or the fair value of the collateral for certain collateral dependent loans. This evaluation requires management to make estimates of the amounts and timing of future cash flows on impaired loans, which consists primarily of non-accrual and restructured loans. Actual losses for these loans can vary significantly from these estimates.

Summary of Operations. Net income for 2005 equaled $1,318,000 or $1.29 per share, compared to $2,036,000 or $1.99 per share, for 2004. This represents a return on average assets of 0.53% and return on average equity of 7% compared to 0.79% and 11%, respectively, for last year.

Total deposits increased $8 million compared to last year. In addition, there has been a shift in the composition of our deposits as customers have moved their funds from shorter-term accounts into longer term Certificates of Deposit. Time deposits and LIFETIME FREE CHECKING increased while all other deposit categories decreased. Loans increase $12 million during the year.

During 2005, the Bank opened its second office in Abingdon at Camp Comfort and offices in Cedar Bluff and Tazewell.

Net interest income. Net interest income is our largest source of revenue and has been impacted by the very low level of interest rates for the last two years. The Federal Reserve lowered the target rate for federal funds from six and one half percent in 2001 to one percent in 2003. The one percent rate continued until June 30, 2004 when the Fed began a series of one quarter percent increases on 14 different occasions over the last year and a half to the latest increase in January 2006, which places the target fed funds rate at 4.50%. The Fed is expected to continue increasing the rate several more times before pausing.

While the Bank increased loans and investments, the increase in the costs of deposits occurred more rapidly than the increase in interest income and as a result, net interest income declined $540,000 over the prior year. This was a significant improvement from the $1,470 million decline in net interest income in 2004. With interest rates at a higher level the Bank anticipates existing loans, many which will reprice annually, will increase in yield at a faster pace than the net increase in the costs of deposits. The Bank anticipates a significant improvement in net interest income during the coming year.

The following table shows a summary of the changes in interest income and interest expense resulting from changes in volume and changes in rates for each category of interest-earning assets and interest-bearing liabilities for 2005/2004 and 2004/2003:

(Dollars in thousands) Increase Asset/Liability	2005 vs 2004 Increase (Decrease) (Revised)	2004 vs 2003 Increase (Decrease)
Real Estate Loans	(461)	(2,553)
Installment Loans	145	(96)
Commercial Loans	160	497

Total Loans	(156)	(2,152)
Interest-Bearing Deposits in Other Financial Institutions	240	86
Investment Securities	(370)	(320)
Federal Funds Sold	82	(169)

Total Earning Assets	(204)	(2,555)

Interest-Bearing Transactions Accounts	(9)	(60)
Savings Accounts (Includes MMDA’s)	(48)	(34)
Certificates of Deposit $100,000 and Over	235	(116)
Other Certificates of Deposit	275	(873)

Total Deposits	453	(1,083)
Subordinated Notes	(119)	(3)
Notes Issued to the U.S. Treasury	1	1
Federal Funds Purchased	1	—

Total Interest-Bearing Liabilities	336	(1,085)

Change in Net Interest Income	(540)	(1,470)

2

The following table details the average balances and cost and yield data for the earning assets and interest-bearing liabilities:

(Dollars in thousands)	2005			2004			2003
	(Revised)
Asset/Liability	Average Balance	Interest	Yield/ Cost	Average Balance	Interest	Yield/ Cost	Average Balance	Interest	Yield/ Cost
Real Estate Loans	$110,640	$6,533	5.90%	$111,519	$6,994	6.27%	$128,977	$9,547	7.40%
Installment Loans	9,486	836	8.81%	8,544	691	8.09%	8,972	787	8.77%
Commercial Loans	30,334	1,511	4.98%	25,970	1,351	5.20%	15,074	854	5.67%

Total Loans	150,460	8,880	5.90%	146,033	9,036	6.19%	153,023	11,188	7.31%
Interest-Bearing Deposits in
Other Financial Institutions	18,420	683	3.71%	19,835	443	2.23%	14,967	357	2.39%
Investment Securities	52,342	1,965	3.75%	42,723	2,335	5.47%	54,425	2,655	4.88%
Federal Funds Sold	9,139	280	3.06%	21,524	198	0.92%	36,379	367	1.01%

Total Earning Assets	230,361	11,808	5.13%	230,115	12,012	5.22%	258,794	14,567	5.63%

Interest-Bearing Transaction Accounts	17,470	98	0.56%	17,931	107	0.60%	19,072	167	0.88%
Savings Accounts (Includes MMDA’s)	40,958	626	1.53%	45,835	674	1.47%	41,999	708	1.69%
Certificates of Deposit
$100,000 or More	25,945	991	3.82%	20,499	756	3.69%	25,463	872	3.42%
Other Certificates of Deposit	113,174	3,822	3.38%	113,443	3,547	3.13%	133,804	4,420	3.30%

Total Deposits	197,547	5,537	2.80%	197,708	5,084	2.57%	220,338	6,167	2.80%
Subordinated Notes	—	—	—	1,829	119	6.51%	2,000	122	6.10%
Notes Issued to the U.S. Treasury	154	3	1.95%	212	2	0.94%	97	1	1.03%
Federal Funds Purchased	371	1	0.27%	—	—	—	—	—	—

Total Interest-Bearing Liabilities	$198,072	$5,541	2.80%	$199,749	$5,205	2.61%	$222,435	$6,290	2.83%

Net Interest Income		$6,267			$6,807			$8,277

Net Yield on Earning Assets			2.72%			2.96%			3.20%

Loans. Loans increased from $144 million at year-end 2004 to $156 million at year-end 2005. The composition of the portfolio remained consistent with prior years as real estate loans made up 71% of loans and is indicative of the overall lending philosophy of the Bank.

The Bank also continues to maintain flexibility in the maturity of the loan portfolio. Over half of the Bank’s loans have adjustable interest rates as of year-end 2005 and 2004. In addition, the combination of adjustable rate and fixed rate loans that adjust or mature within one year equals 31% of the total portfolio for 2005 and 66% for 2004.

Allowance and Provision for Loan Losses. As discussed previously, the Allowance for Loan Losses represents management’s estimation of the amount necessary to absorb future losses in the loan portfolio. On the Statement of Condition, the Allowance for Loan Losses is deducted from Total Loans so that the net amount shown represents the estimated realizable total loans. The Provision for Loan Losses is the amount charged to expense to maintain the Allowance at an adequate level.

Based on management’s analysis of the loan portfolio, including non-accrual and impaired loans, the Provision for Loan Losses equaled $120,000 for 2005 and $180,000 for 2004.

(Dollars in Thousands)	December 31
	2005	2004	2003	2002	2001
Balance Beginning of Year	$1,924	$1,939	$1,311	$1,099	$1,015
Provision for Loan Losses	120	180	1,127	360	120
Net Loan Losses
Real Estate Loans	14	85	447	57	—
Installment Loans	19	34	36	34	36
Commercial Loans	4	76	16	57	—

Total Net Loan Losses	37	195	499	148	36

Balance	$2,007	$1,924	$1,939	$1,311	$1,099

Net Loan Losses to Average Loans	0.02%	0.13%	0.33%	0.09%	0.03%
Allowance for Loan Losses to Year-End Loans	1.30%	1.38%	1.26%	0.85%	0.71%

3

Nonaccrual loans are those loans contractually past due 90 days or more on which no interest is being accrued. Other real estate owned consists of real estate acquired through foreclosure. These properties are reviewed quarterly and reduced to an estimated realizable value at that time.

Information concerning nonaccrual loans and other real estate owned is presented in the following table:

(Dollars in Thousands)	December 31
	2005	2004	2003	2002	2001
Nonaccrual Loans	(Revised)
Real Estate	$5,421	$4,773	$2,464	$100	$—
Installment	2	30	35	2	9
Commercial	40	94	185	195	195

Total Nonaccrual Loans	5,463	4,897	2,684	297	204
Real Estate Owned Other Than Bank Premises	2,721	2,735	2,732	648	—

Total Non-Performing Assets	$8,184	$7,632	$5,416	$945	$204

Allowance for Loan Losses to Non-Performing Assets	24.52%	25.21%	35.80%	138.73%	539%

The following table presents the volume of loans contractually past due for 90 days or more on which interest continues to be accrued. These loans are believed to be well collateralized and present little or no likelihood of loss of principal.

(Dollars in Thousands) Loans 90 Days or More Past Due	2005	2004	2003	2002	2001
Real Estate	$142	$90	$1,245	$1,992	$135
Installment	1	28	—	31	5
Commercial	—	—	—	—	—

Total Loans 90 Days or More Past Due	$143	$118	$1,245	$2,023	$140

Non-Interest Income. Non-interest income was $949,000 for 2005 compared to $1,012,000 for 2004. The principal component of non-interest income is service charges on deposit accounts, which equaled $767,000 for 2005 compared to $738,000 for 2004.

Non-Interest Expense. Non-interest expenses increased $522,000 during the year. Salaries and Employee Benefits, which are the largest of these expenses, increased $340,000 during the year, primarily due to the opening of three new branches.

Investments. The total investment securities increased from $42 million at year end 2004 to $57 million at year end 2005. With rates at levels never seen before in recent times, the Bank increased loans and investments in U. S. Agency Securities, while reducing Federal Funds Sold and Interest Bearing Deposits in Other Financial Institutions.

Deposits. Total deposits increased $8 million, or 4% during the year. There has been a slight shift in the composition of our deposits as customers have moved their funds from shorter term accounts into longer term Certificates of Deposit. Time deposits and LIFETIME FREE CHECKING increased while all other categories decreased during the year.

Interest Sensitivity Analysis. The frequency with which interest rates on earning assets and interest bearing liabilities change has a significant impact on net interest income. The following table presents the anticipated changes based on the contractual maturity of each instrument. Expected maturities may differ from contractual maturities as both borrowers and depositors may have the right to call or prepay obligations with or without call or prepayment penalties.

4

(Dollars in Thousands) (Revised) Use of Funds	Within One Year	One to Five Years	Over Five Years	Total
Interest-Bearing Deposits in Other Financial Institutions	$19,396	$—	$—	$19,396
Investment Securities	18,256	38,506	—	56,762
Federal Funds Sold	1,130	—	—	1,130
Loans	52,404	52,597	51,479	156,480

Total Earning Assets	$91,186	$91,103	$51,479	$233,768

Deposits
Interest-Bearing Demand	$24,600	$—	$—	$24,600
Regular Passbook Savings	28,384	—	—	28,384
Time Deposits
Certificates of Deposit $100,000 and Over	17,584	15,134	—	32,718
Other	48,336	67,129	—	115,465

Total Interest-Bearing Deposits	118,904	82,263	—	201,167
Subordinated Notes	—	—	—	—
Notes issued to the U.S. Treasury	79	—	—	79

Total Interest-Bearing Liabilities	$118,983	$82,263	$—	$201,246

Maturity/Rate Sensitivity Gap Per Period	$(27,797)	$8,840	$51,479	$32,522
Cumulative Maturity/Rate Sensitivity Gap	$(27,797)	$(18,957)	$32,522

Capital. The federal regulatory agencies use risk-based capital ratios to analyze the adequacy of a bank’s capital. These ratios weight bank assets from 0% to 100% depending upon the risk inherent in each type of asset. The Bank continues to meet all requirements for a well-capitalized bank as defined in the regulatory agencies. The following table presents the key risk-based capital ratios for December 31, 2005 and 2004. Additional details regarding capital may be found in the footnotes of the Financial Statements.

	2005 (Revised)	2004
Tier 1 Ratio	12.52%	12.87%
Total Risk-Based Capital Ratio	13.77%	14.12%
Leverage Ratio	7.94%	7.91%

Liquidity. Liquidity is our ability to fund both loans and investments in the normal course of business and to provide adequate protection for unexpected deposit withdrawals or other demands for funds without incurring a significant negative impact on profitability. Our primary source of day-to-day liquidity lies in the combination of cash, deposit balances, checks in the process of collection, deposit growth and in federal funds sold. Federal funds are excess funds that are sold to other banks, and are generally made on a one-day basis. Normal funds from the repayment of loans and investments augment these funds.

Our secondary sources of liquidity are in our investments and deposits in other financial institutions. While our investments are categorized as held-to-maturity, they consist primarily of short-term United States Government Agencies that are readily marketable. As reflected in the previous Interest Sensitivity Analysis, the majority of our investment securities mature in five years or less. Interest-bearing deposits in other financial institutions generally mature in two years or less and the volume of these investments decreased $3.7 million during the year.

5

Management’s Responsibility for Financial Reporting

The management of Blue Ridge Bank has prepared and is responsible for the accompanying financial statements, together with the financial data and other information presented in this annual report. Management believes that the financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America appropriate under the circumstances. The financial statements include amounts that are based on management’s best estimates and judgments.

Management maintains and depends upon an internal accounting control system designed to provide reasonable assurance that transactions are executed in accordance with management’s authorization, that financial records are reliable as the basis for preparation of all financial statements, and that the Bank’s assets are safeguarded. The design and implementation of all systems of internal control are based on judgments required to evaluate the costs of control in relation to the expected benefits and to determine the appropriate balance between these costs and benefits. The Bank maintains a professional internal audit staff to monitor compliance with the system of internal control. Operational and special audits are conducted, and audit reports are submitted to appropriate management.

The Board of Directors meets periodically with management and internal auditors to review accounting, auditing and internal reporting matters. The internal auditors have free access to the Board, without management present, to discuss the results of their audit work and their evaluations of internal controls and the quality of financial reporting.

Worth Harris Carter, Jr.

Chairman of the Board, President

and Chief Financial Officer

6

Statements of Financial Condition

(Dollars in Thousands)

	December 31
	2005 (Revised)	2004

ASSETS:
Interest-Bearing Deposits in Other Financial Institutions	$19,396	$23,061
Investment Securities (Fair Value $ 56,034 in 2005, $ 42,368 in 2004)	56,762	42,409
Federal Funds Sold	1,130	18,565
Loans (Net of Unearned Income)	156,031	143,866
Less: Allowance for Loan Losses	(2,007)	(1,924)

Net Loans	154,024	141,942

Earning Assets	231,312	225,977

Cash and Due from Banks	10,772	7,105
Bank Premises and Equipment	4,914	5,035
Real Estate Owned Other Than Bank Premises	2,721	2,735
Investment in Associated Company	769	618
Other Assets	2,882	3,458

TOTAL ASSETS	$253,370	$244,928

LIABILITIES:
Deposits:
LIFETIME FREE CHECKING	$31,831	$30,715
Interest-Bearing Demand	24,600	30,173
Regular Passbook Savings	28,384	32,117
Time Deposits:
Certificates of Deposit $ 100,000 and Over	32,718	19,441
Other	115,465	112,361

TOTAL DEPOSITS	232,998	224,807
Notes Issued to the U.S. Treasury	79	91
Other Liabilities	219	251

TOTAL LIABILITIES	233,296	225,149

SHAREHOLDERS’ EQUITY:
Common Stock Par Value $8.50; 2,500,000 shares authorized; 1,022,628 shares outstanding in 2005 and 2004	8,692	8,692
Surplus	9,153	9,153
Undivided Profits	2,229	1,934

TOTAL SHAREHOLDERS’ EQUITY	20,074	19,779

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$253,370	$244,928

The accompanying notes are an integral part of these financial statements.

7

Statements of Income

(Dollars in Thousands Except Per Share Data)

	Years Ended December 31
	2005 (Revised)	2004	2003
INTEREST INCOME:
Interest and Fees on Loans:
Taxable	$7,954	$8,344	$10,744
Non-Taxable	926	692	444
Interest on Deposits in Other Financial Institutions	683	443	357
Interest on Federal Funds Sold	280	198	367
Interest and Dividends on Securities:
U.S. Agency Securities	1,950	2,257	2,544
Obligations of States and Political Subdivisions	15	78	111

TOTAL INTEREST INCOME	11,808	12,012	14,567

INTEREST EXPENSE:
Interest on Time Deposits $100,000 and Over	991	756	872
Interest on Other Deposits	4,546	4,328	5,295
Interest on Notes Issued to the U.S. Treasury	1	2	1
Interest on Subordinated Notes	3	119	122

TOTAL INTEREST EXPENSE	5,541	5,205	6,290

NET INTEREST INCOME	6,267	6,807	8,277
Provision for Loan Losses	120	180	1,127

NET INTEREST INCOME AFTER
PROVISION FOR LOAN LOSSES	6,147	6,627	7,150

NON-INTEREST INCOME:
Service Charges, Commission and Fees	767	738	771
Other Non-Interest Income	182	274	212

TOTAL NON-INTEREST INCOME	949	1,012	983

NON-INTEREST EXPENSE:
Salaries and Employee Benefits	3,135	2,795	2,474
Occupancy Expense	670	578	511
Operations Center Expense	1,086	1,027	1,065
FDIC Assessment	30	35	39
Other Non-Interest Expense	646	610	442

TOTAL NON-INTEREST EXPENSE	5,567	5,045	4,531

INCOME BEFORE INCOME TAXES	1,529	2,594	3,602
Income Tax Expense	211	558	1,049

NET INCOME	$1,318	$2,036	$2,553

NET INCOME PER SHARE*:
Basic and Diluted	$1.29	$1.99	$2.50

*	Net income per share has been retroactively adjusted to reflect the stock dividend in 2003.

The accompanying notes are an integral part of these financial statements.

8

Statements of Cash Flows

(Dollars in Thousands)

	Years Ended December 31
	2005 (Revised)	2004	2003
Cash Flows From Operating Activities:
Net Income	$1,318	$2,036	$2,553
Adjustments to reconcile to net cash from operating activities:
Provision for Loan Losses	120	180	1,127
Depreciation of Premises and Equipment	253	182	157
Provision for Deferred Income Taxes	—	(86)	93
Equity in Undistributed Income From Associated Company	(1)	(11)	(10)
Increase (Decrease) in Unearned Income	(54)	14	(164)
(Increase) Decrease in Other Assets	576	(339)	72
Increase (Decrease) in Other Liabilities	(32)	(15)	(34)

Net Cash from Operating Activities	2,180	1,961	3,608

Cash Flows From Investing Activities:
Maturity of Interest-Bearing Deposits	17,913	46,902	12,766
Purchase of Interest-Bearing Deposits	(14,248)	(23,160)	(13,953)
Proceeds From Maturities, Calls, and Redemptions of Investment Securities	8,647	13,786	23,475
Purchase of Investment Securities	(23,000)	(22,000)	(27,000)
Purchase of Bank Premises and Equipment	(132)	(1,826)	(1,001)
Net Increase in Short-Term Loans Outstanding, Net	(16,872)	2,634	(10,366)
Longer-Term Loans Originated or Purchased	(20,207)	(18,032)	(32,503)
Principal Collected on Longer-Term Loans	24,931	25,568	41,103
Sale (Purchase) of Other Real Estate	14	(3)	(2,084)
Investment in Associated Company	(150)	—	(199)

Net Cash from Investing Activities	(23,104)	23,869	(9,762)

Cash Flows From Financing Activities:
Net Increase (Decrease) in Demand and Savings Accounts	(8,190)	(2,999)	16,503
Proceeds from Sale of Time Deposits	76,171	63,481	101,408
Payments on Matured Time Deposits	(59,790)	(79,299)	(119,936)
Net Increase (Decrease) in Notes Issued to U.S. Treasury	(12)	51	(303)
Subordinated Note	—	(2,000)	—
Cash Dividends	(1,023)	(1,023)	(512)

Net Cash from Financing Activities	7,156	(21,789)	(2,840)

Net Change in Cash and Equivalents	(13,768)	4,041	(8,994)
Cash and Equivalents at Beginning of Year	25,670	21,629	30,623

Cash and Equivalents at End of Year	$11,902	$25,670	$21,629

Supplementary Data:
Cash Paid for Interest	$7,399	$5,241	$6,298
Cash Paid for Income Taxes	211	558	1,049
Transfer of Loans to Foreclosed Assets	—	—	1,902

The accompanying notes are an integral part of these financial statements.

9

Statements of Changes in Shareholders’ Equity

(Dollars in Thousands)

	COMMON STOCK		SURPLUS	UNDIVIDED PROFITS
	SHARES	AMOUNT
Year Ended December 31, 2003
Balance at Beginning of Year	340,876	$2,897	$9,153	$4,675
Net Income	—	—	—	2,553
Stock Dividends (100%)	681,752	5,795	—	(5,795)
Cash Dividends, $0.50 per share	—	—	—	(512)

Total	1,022,628	$8,692	$9,153	$921

Year Ended December 31, 2004
Balance at Beginning of Year	1,022,628	$8,692	$9,153	$921
Net Income	—	—	—	2,036
Cash Dividends, $1.00 per share	—	—	—	(1,023)

Total	1,022,628	$8,692	$9,153	$1,934

Year Ended December 31, 2005 (Revised)
Balance at Beginning of Year	1,022,628	$8,692	$9,153	$1,934
Net Income	—	—	—	1,318
Cash Dividends, $1.00 per share	—	—	—	(1,023)

Total	1,022,628	$8,692	$9,153	$2,229

The accompanying notes are an integral part of these financial statements.

10

Notes to Financial Statements

(Dollars in Thousands in Charts Except Per Share Data)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accounting and reporting policies of Blue Ridge Bank are in accordance with accounting principles generally accepted in the United States of America and general practices within the banking industry which are consistent with reports filed with regulatory agencies.

NATURE OF OPERATIONS

The Bank generates commercial (including agricultural), mortgage and consumer loans and receives deposits from customers located primarily in the areas surrounding the Bank’s offices. The Bank operates under a national charter and provides full banking services. As a national bank, the Bank is subject to regulation by the Comptroller of the Currency, Federal Deposit Insurance Corporation, and the Board of Governors of the Federal Reserve System.

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Material estimates that are particularly susceptible to significant change in the near term relate to the determination of the allowance for loan losses and fair value of other real estate owned.

CASH AND CASH EQUIVALENTS

For purposes of cash flows, cash and cash equivalents include cash on hand, demand balances due from banks and federal funds transactions. Generally, federal funds are purchased and sold for one-day periods.

SECURITIES

Investment securities are stated at cost, adjusted for amortization of premiums and accretion of discounts, and computed by the interest method. The Bank has the positive intent and ability to hold these securities until maturity. Gains and losses on sales, if any, of securities are based upon the adjusted cost of the specific securities sold.

LOANS

Loans are recorded at the amount of the loan disbursed to borrowers plus the applicable amount, if any, of unearned income and other charges, less payments received. Income earned on loans is recognized by methods which generally result in level rates of return on principal amounts outstanding. The net amount of non-refundable loan origination fees approximates the direct costs associated with the lending process.

The allowance for loan losses is an estimate of losses inherent in the loan portfolio as determined by management taking into consideration historical loan loss experience, diversification of the loan portfolio, amounts of secured and unsecured loans, banking industry standards and averages, and general economic conditions. Ultimate losses may vary from current estimates. These estimates are reviewed periodically and as adjustments become necessary, they are reported in earnings in the periods in which they become reasonably estimable.

Management determines loan impairment using guidelines established by Statement of Financial Accounting Standards No. 114 (SFAS 114), “Accounting by Creditors for Impairment of a Loan (as amended by SFAS No. 118, Accounting by Creditors for Impairment of a Loan - Income Recognition and Disclosures)”. Under this accounting standard, a loan is considered to be impaired when it is probable that the Bank will be unable to collect all principal and interest amounts according to the contractual terms of the loan agreement. A performing loan may be considered impaired. The allowance for loan losses related to loans identified as impaired is primarily based on the excess of the loan’s current outstanding principal balance over the estimated fair value of the related collateral. For a loan that is not collateral-dependent, the allowance is recorded at the amount by which the outstanding principal balance exceeds the current best estimate of the future cash flows on the loan discounted at the loan’s original effective interest rate. Interest on impaired loans is recognized when the cash is received.

BANK PREMISES AND EQUIPMENT

Premises and equipment are stated at cost, less accumulated depreciation. Depreciation is charged to operating expenses over the estimated useful life of the assets by the accelerated and straight-line methods. Costs of maintenance or repairs are charged to expense as incurred and improvements are capitalized. Upon retirement or disposal of an asset, the asset and related allowance account are eliminated. Any gain or loss on such transactions is included in current operations. Depreciation has been included under Occupancy Expense in the Statements of Income in the amount of $253,000 in 2005, $182,000 in 2004 and $157,000 in 2003.

OTHER REAL ESTATE OWNED

Real estate properties acquired through or in lieu of loan foreclosure are initially recorded at the lower of the Bank’s carrying amount or fair value less estimated selling cost at the date of foreclosure. Any write-downs based on the asset’s fair value at the date of acquisition are charged to the allowance for loan losses. After foreclosure, these assets are carried at the lower of their new cost basis or fair value less cost to sell. Costs of significant property improvements are capitalized, whereas costs relating to holding property are expensed. Valuations are periodically performed by management, and any write-downs are recorded as a charge to operations, if necessary, to reduce the carrying value of a property to the lower of its cost or fair value less cost to sell.

INCOME TAXES

Deferred taxes are provided on a liability method whereby deferred tax assets are recognized for deductible temporary differences and operating loss and tax credit carryforwards and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

RETIREMENT BENEFITS

The Bank has established Employee Benefit Plans as described in footnote 5. The Bank does not provide any other post-retirement benefits that would be accrued under Statement of Financial Accounting Standards No. 106, “Employers’ Accounting for Post Retirement Benefits Other Than Pensions”.

2. INVESTMENT SECURITIES

The carrying value of securities pledged to secure public deposits was $56,762,000 and $41,944,000, respectively, at December 31, 2005 and 2004. The amortized cost and estimated fair value of investment securities as of December 31, 2005 and 2004 were as follows:

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
December 31, 2005
U. S. Agency Securities	$56,762	$14	$742	$56,034

December 31, 2004
U. S. Agency Securities	$41,944	$207	$261	$41,890
Obligations of States and Political Subdivisions	465	13	—	478

Total	$42,409	$220	$261	$42,368

The table below shows gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position at December 31, 2005 and 2004.

	Fair Value	Less Than 12 Months	More Than 12 Months
2005 Securities Description
U. S. Agency Securities	$14,381	$113	$—
U. S. Agency Securities	47,249	—	629

Total	$61,630	$113	$629

2004
U. S. Agency Securities	$28,946	$—	$261

Total	$28,946	$—	$261

The unrealized losses on the Bank’s investments in obligations of U. S. Government Agencies were caused by interest rate increases. The contractual terms of those investments do not permit the issuer to settle the securities at a price less than the amortized cost of the investment. Because the Bank has the ability and intent to hold those investments until a recovery of fair value, which may be maturity, the Bank does not consider those investments to be other-than-temporarily impaired at December 31, 2005.

The amortized cost and estimated fair value of investments in debt securities at December 31, 2005 and 2004, by contractual maturity, are shown

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below. Expected maturities will differ from contractual maturities because issuers may have the right to call or prepay obligations with or without call or prepayment penalties.

	December 31, 2005 Estimated		December 31, 2004 Estimated
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Due in One Year or Less	$18,256	$18,151	$2,199	$2,218
Due after One Year Through Five Years	38,506	37,883	40,210	40,150
Due After Five Years Through Ten Years	—	—	—	—
Due After Ten Years	—	—	—	—

Total	$56,762	$56,034	$42,409	$42,368

There were no sales of securities during 2005, 2004, or 2003.

3. COMPOSITION OF LOANS

	December 31
	2005 (Revised)	2004

Real Estate	$111,713	$111,070
Consumer	11,671	8,716
Commercial, Industrial and Agricultural	7,955	4,778
All Other	25,141	19,805

Gross Loans	156,480	144,369
Less: Unearned Income	(449)	(503)
Allowance for Loan Losses	(2,007)	(1,924)

Total Loans, Net	$154,024	$141,942

Maturity Distribution Variable	2005 (Revised)	2004

Less Than One Year	$24,802	$78,520
One to Five Years	40,382	3,433
Over Five Years	12,618	3,421

Subtotal	77,802	85,374

Fixed
Less Than One Year	24,211	16,376
One to Five Years	11,730	23,964
Over Five Years	42,737	18,655

Subtotal	77,089	58,995

Total	$156,480	$144,369

4. ALLOWANCE FOR LOAN LOSSES

In the view of management, the Allowance for Loan Losses is adequate to meet the loss contingency based on experience factors and a review of the loan portfolio.

The Allowance for Loan Losses for the years ending December 31, 2005, 2004 and 2003 is summarized as follows:

	2005	2004
Balance at beginning of year	$1,924	$1,939
Recoveries credited during year	90	2
Provision for loan losses	120	180
Losses charged to allowance	(127)	(197)

Balance at end of year	$2,007	$1,924

The following is a summary of information pertaining to impaired and non-accrual loans:

	December 31
	2005 (Revised)	2004

Impaired loans without a valuation allowance	$—	$—
Impaired loans with a valuation allowance	2,375	2,375

Total impaired loans	$2,375	$2,375

Valuation allowance related to impaired loans	$947	$947

Non-accrual loans (impaired)	$2,375	$2,375

Non-accrual loans (non-impaired)	$3,088	$2,522

Total loans past due ninety days or more and still accruing	$143	$118

	Years Ended December 31
	2005	2004	2003
Average investment in impaired loans	$2,375	$2,375	$1,153

Interest income recognized on impaired loans	$—	$361	$23

Interest income recognized on a cash basis on impaired loans	$—	$307	$—

5. STOCK OPTIONS AND EMPLOYEE BENEFIT PLANS

There were no stock options or stock option plans in effect for 2003, 2004 and 2005.

The Bank has adopted an integrated profit sharing plan. Employees participate in the profit sharing plan following completion of six (6) months of service and upon reaching the age of twenty years and six months as of January 1. Vesting includes years of service to the Bank prior to the effective date of the plan. The plan gives 0% vesting to anyone who has less than five (5) years of service except that persons who have reached the age of 62 are fully vested regardless of length of service. Each participant in the plan (who has not reached age 62) becomes 100% vested after five (5) years of service. The contribution to the plan is determined each year by the Board of Directors and thus may fluctuate in amount from year to year. The contribution by the Bank was $113,000 in 2005, $115,000 in 2004, and $99,000 in 2003 and is included in Salaries and Employee Benefits in the Statements of Income

6. FEDERAL INCOME TAXES

Net deferred tax assets consist of the following components as of December 31, 2005 and 2004:

	2005	2004
Deferred Tax Assets
Allowance for Loan Losses	$690	$640
Dividend Exclusion	86	85
Other	31	—

Total Deferred Tax Assets	807	$725

Deferred Tax Liabilities
Bank Premises	$268	$231
Investment in Associated Companies	101	100

Total Deferred Tax Liabilities	369	$331

Net Deferred Taxes	$438	$394

The provisions for income taxes charged to operations for the years ended December 31, 2005, 2004 and 2003 consist of the following:

	2005 (Revised)	2004	2003

Currently payable	$211	$557	$1,143
Deferred	—	1	(94)

Net Provision	$211	$558	$1,049

The income tax provision differs from the amount of income tax determined by applying the U. S. federal income tax rate to pretax income for the years ended December 31, 2005, 2004 and 2003 due to the following:

	2005 (Revised)	2004	2003

Tax provision computed by applying federal rate to income before income taxes	$519	$882	$1,125
Tax exempt interest	(320)	(262)	(189)
Other	12	(62)	113

Net Provision	$211	$558	$1,049

7. RELATED PARTY TRANSACTIONS

The Chairman of the Board of Blue Ridge Bank, N.A. also serves as Chairman of the Board of Central National Bank, Community National Bank, First National Bank, First National Exchange Bank, Mountain National Bank, Patrick Henry National Bank, Peoples National Bank, Patriot Bank, N.A., and Shenandoah National Bank.

The Bank maintains correspondent bank accounts with two of these banks. In 2005 and 2004 the average daily balances in these accounts were considered normal operating balances to facilitate general business transactions.

The Bank also participates in loan transactions with these banks. These transactions are at carrying value and do not involve more than the normal risk of collectibility or present other unfavorable features.

The Bank owns ten percent of the outstanding common stock of The Mortgage Company of Virginia, Inc. The remaining common stock is equally owned by the Banks listed above. The Mortgage Company of Virginia owns 100% of Bank Services of Virginia, Inc. The business of both of these companies is to provide operational support services to the ten banks. These services consist of mortgage loan servicing, data processing, bookkeeping, check clearing, accounting, investment management, bank couriers, advertising programs, central purchasing and other management services. The Bank is charged for its share of these services, which is recorded as Operations Center Expense in the Statements of Income. The cost of this expense is shared by the ten banks on the basis of average deposits of each bank related to total average deposits of all the banks.

The Mortgage Company of Virginia, Inc. also owns 100% of Bank Services Insurance, Inc. Bank Services Insurance Inc. provides insurance products to the banks and customers in the Danville area. The premiums paid to Bank Services Insurance, Inc. equaled $25,000 at December 31, 2005.

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The Mortgage Company of Virginia, Inc. also owns 50% of Coresoft, Inc. represented by an initial $1,000 investment during 2004. Coresoft, Inc. is in the process of developing a core software package the banks listed above will use. At December 31, 2005, Coresoft, Inc. had an outstanding note payable to the Mortgage Company of $1,400,000.

The Bank records its investment in the common stock of The Mortgage Company of Virginia, Inc. under the equity method of accounting due to the influence the Bank has over the company. The Bank invested an additional $150,000 in 2005 increasing the value of the investment to $769,000 from $618,000 at December 31, 2004. The Bank’s share of earnings of the company equaled $1,000 for 2005, $11,000 for 2004 and $10,000 for 2003 and is shown in the Statements of Income under Other Non-interest Income.

The Chairman of the Board of the Bank also serves as Chairman of the Board and President of Bank Building Corporation and Manager of Blackstone Properties, LLC, its wholly owned subsidiary (the “companies”). The companies lease branches to certain of the Banks listed above. At December 31, 2005 the Bank leased three offices from the companies. Rental expense and future lease payments under these leases are disclosed in a footnote below. As of December 31, 2005 and 2004, the Bank had loans totaling $4,033,000 and $4,201,000, respectively, to the companies. These loans were made to purchase bank branches leased to affiliated banks and other investment property. The loans are secured by these branches and the related leases and other investment property, and have repayment terms similar to other loan customers of the Bank.

In the ordinary course of business, directors, and their related interests were customers of, and had transactions with the Bank. Loan transactions with directors and officers, principal security holders and associates were made on substantially the same terms as those prevailing at the time for comparable loans to other persons and did not involve more than normal risk of collectiblity or present other unfavorable features. A summary of these transactions is presented below:

	2005	2004
Beginning Balance	$39	$27
New Loans	15	16
Repayments	(12)	(4)

Ending Balance	$42	$39

8. CONTINGENCIES

The Bank did not have any legal matters of financial significance pending at December 31, 2005 or 2004.

9. EARNINGS PER COMMON SHARE

The Bank follows Statement of Financial Accounting Standards (SFAS) No. 128, Earnings Per Share. This statement requires the dual presentation of basic and diluted earnings per share. The weighted average number of shares used to compute earnings per share was 1,022,628.

The Bank issued a 200% stock dividend in 2003 and none in 2004 and 2005. No fractional shares were issued in this stock dividend. Stock dividends and fractional shares were settled based on known prices for recent trades of the stock and other factors deemed relevant at the time.

10. BANK PREMISES AND EQUIPMENT

Premises and equipment are stated at cost less accumulated depreciation as follows:

December 31, 2005	Cost	Accumulated Depreciation and Amortization	Net Remaining Cost
Bank Premises (Including
Land of $ 936,000)	$4,609	$639	$3,970
Equipment	1,653	709	944

Total	$6,262	$1,348	$4,914

December 31, 2004
Bank Premises (Including
Land of $ 827,000)	$4,542	$549	$3,993
Equipment	1,589	547	1,042

Total	$6,131	$1,096	$5,035

11. FORECLOSED ASSETS

Expenses applicable to foreclosed assets include the following:

	Years Ended December 31
	2005	2004	2003
Net loss (gain) on sales of real estate	$—	$—	$—
Provision for losses	—	—	—
Operating Expenses	180	165	16

12. CASH AND CASH EQUIVALENTS

Cash and cash equivalents as of December 31, 2005, 2004 and 2003 are detailed below:

	2005	2004	2003
Cash and Due From Banks	$10,772	$7,105	$6,469
Federal Funds Sold	1,130	18,565	15,160

Total Cash and Cash Equivalents	$11,902	$25,670	$21,629

13. DEPOSITS

Certificates of Deposit maturing as of December 31:

	2005	2004
1 Year	$66,036	$57,225
2 Years	27,106	16,492
3 Years	22,001	19,233
4 Years	12,812	24,623
5 Years and Thereafter	20,228	14,229

Total	$148,183	$131,802

14. CONCENTRATION OF CREDIT RISK

The majority of the Bank’s loans, have been granted to customers in the Bank’s market area. The concentrations of credit by loan classification are set forth in a footnote above. The Bank does not extend credit to any individual borrower in excess of its lending limit of $3,318,000 as of year-end 2005 and $3,264,000 as of year-end 2004. The largest category of Real Estate Loans consisted of Commercial Loans. These loans approximated $32,834,000 at December 31, 2005 and $27,296,000 at December 31, 2004.

15. FAIR VALUE OF FINANCIAL INSTRUMENTS

Statement of Financial Accounting Standards No. 107, Disclosures about Fair Value of Financial Instruments, requires the Bank to disclose the estimated fair values of its financial assets and liabilities. The estimated fair values were determined using the following assumptions:

a.	The carrying value of Cash and Due From Banks, Federal Funds Sold, and Interest-Bearing Deposits in Other Financial Institutions are believed to approximate the fair value of these items.

b.	The fair value of actively traded investment securities are determined according to quotes available in the financial press. The fair value of instruments which are not actively traded are determined using values of other instruments with similar characteristics or obtained from outside sources believed to be reliable.

c.	The fair value of loans are estimated by discounting the anticipated cash flows using estimated rates for similar loans available in the Bank’s market area. Estimates of maturities are based on both experience and contractual maturities although prepayments are permitted on the loans.

d.	The fair value of short-term demand and savings deposits are believed to equal carrying value. The fair value of certificates of deposit are based upon the contractual maturity of the instruments and rates currently offered for similar deposits.

e.	The fair value of Notes Payable to the U. S. Treasury and Subordinated Notes are estimated at carrying value.

f.	The fair value of Accrued Interest Receivable and Accrued Interest Payable are estimated at carrying value.

	2005 (Revised)		2004

Financial Assets:	Carrying Value	Fair Value	Carrying Value	Fair Value
Interest-Bearing Deposits in Other Financial Institutions	$19,396	$19,396	$23,061	$23,061
Investment Securities	56,762	56,034	$42,409	42,368
Federal Funds Sold	1,130	1,130	18,565	18,565
Loans (Net of Unearned Income)	156,031	157,638	143,866	143,283
Cash and Due From Banks	10,772	10,772	7,105	7,105
Accrued Interest Receivable	1,445	1,445	1,124	1,124

Total	$245,536	$246,415	$236,130	$235,506

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	2005		2004
Financial Liabilities:	Carrying Value	Fair Value	Carrying Value	Fair Value
Deposits
LIFETIME FREE CHECKING	$31,831	$31,831	$30,715	$30,715
Interest-Bearing Demand	24,600	24,600	30,173	30,173
Regular Passbook Savings	28,384	28,384	32,117	32,117
Time Deposits:
Certificates of Deposit $100,000 and Over	32,718	32,917	19,441	19,767
Other	115,465	115,764	112,361	113,807

Total Deposits	232,998	233,496	224,807	226,579
Subordinated Notes	—	—	—	—
Notes issued to the U.S. Treasury	79	79	91	91
Accrued Interest Payable	18	18	109	109

Total	$233,095	$233,593	$225,007	$226,779

16. CAPITAL ADEQUACY

The Bank is subject to various regulatory capital requirements. Under the regulatory capital guidelines and the regulatory framework for Prompt Corrective Action (PCA), the Bank must meet specific capital guidelines involving the quantitative measures of the Bank’s assets, liabilities, and certain off-balance-sheet items as calculated under regulatory accounting practices. The Bank’s capital amount and classification are also subject to qualitative judgments by the regulators about components, risk weightings and other factors.

Quantitative measures established by regulation to ensure capital adequacy require the Bank to maintain minimum ratios (set forth in the table below) of total and Tier 1 capital (as defined in the regulations) to risk-weighted assets (as defined) and of Tier 1 capital to average assets (as defined).

	Minimum Ratio For Capital Adequacy Purposes	Minimum Ratio To Be Considered Well Capitalized Under PCA Provisions
Tier 1 Capital to Risk Weighted Assets	4%	6%
Total Capital to Risk Weighted Assets	8%	10%
Tier 1 Capital to Average Assets	4%	5%

As of December 31, 2005, the most recent notification from the Federal Deposit Insurance Corporation categorized the Bank as well capitalized under the regulatory framework for prompt corrective action. To be categorized as well capitalized, an institution must maintain minimum total risk-based, Tier 1 risk-based and Tier 1 leverage ratios as set forth in the table above. There are no conditions or events since the notification that management believes have changed the Bank’s category. The Bank’s actual capital amounts and ratios as of December 31, 2005 and 2004 are presented in the following table. Management believes, as of December 31, 2005 and 2004, that the Bank meets all capital adequacy requirements to which it is subject.

	Minimum Capital For Capital Adequacy Purposes	Minimum Capital To Be Considered Well Capitalized Under PCA Provisions	Actual Capital	Actual Ratio
December 31, 2005 (Revised)
Tier 1 Capital to Risk Weighted Assets	$6,412	$9,618	$20,074	12.52%
Total Capital to Risk Weighted Assets	12,825	16,031	22,078	13.77%
Tier 1 Capital to Average Assets	10,118	12,648	20,074	7.94%

December 31, 2004
Tier 1 Capital to Risk Weighted Assets	$6,149	$9,224	$19,779	12.87%
Total Capital to Risk Weighted Assets	12,298	15,373	21,703	14.12%
Tier 1 Capital to- Average Assets	10,001	12,501	19,779	7.91%

17. QUARTERLY FINANCIAL DATA (Unaudited)

The following summarizes the quarterly results of operations for the years ended

December 31, 2005 and 2004:

2005 (Revised)	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Total Interest Income	$2,773	$2,914	$3,026	$3,095
Total Interest Expense	1,231	1,350	1,465	1,495

Net Interest Income	1,542	1,564	1,561	1,600
Provision For Loan Losses	45	45	45	(15)

Net Interest Income After Provision for Loan Losses	1,497	1,519	1,516	1,615

Total Non-Interest Income	202	218	203	326
Total Non-Interest Expense	1,320	1,363	1,404	1,480

Income Before Income Taxes	379	374	315	461
Income Tax Expense	60	57	21	73

Net Income	$319	$317	$294	$388

Basic and Diluted Net Income Per Share	$0.31	$0.31	$0.29	$0.38

2004	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Total Interest Income$	$3,117	$3,048	$3,033	$2,814
Total Interest Expense	1,339	1,298	1,292	1,276

Net Interest Income	1,778	1,750	1,741	1,538
Provision For Loan Losses	45	45	45	45

Net Interest Income After Provision for Loan Losses	1,733	1,705	1,696	1,493

Total Non-Interest Income	236	225	226	325
Total Non-Interest Expense	1,169	1,180	1,322	1,374

Income Before Income Taxes	800	750	600	444
Income Tax Expense	200	195	135	28

Net Income	$600	$555	$465	$416

Basic and Diluted Net Income Per Share	$0.59	$0.54	$0.45	$0.41

18. LEASES AND RENT EXPENSES

The Bank leased facilities under non-cancelable operating leases during 2005, 2004, and 2003. As noted above, the Bank leases two branches from Bank Building Corporation and one branch from Blackstone, LLC. These leases required the Bank to pay maintenance, insurance and property taxes and do not have renewal options. Rental expense under these leases totaled $181,000 in 2005, $185,000 in 2004, and $187,000 in 2003. Future minimum rental payments under these leases are as follows:

Year ending December 31,	2006	$181
	2007	181
	2008	181
	2009	181
	2010	181
	Thereafter	848

Total minimum lease payments		$1,753

19. OFF BALANCE SHEET ACTIVITIES AND COMMITMENTS

Commitments to extend credit, which amounted to $4,780,000 and $6,206,000 at December 31, 2005 and 2004 respectively, represent agreements to lend to customers with fixed expiration dates or other termination clauses. Since many of the commitments are expected to expire without being funded, the total commitment amounts do not necessarily represent future liquidity requirements. Standby letters of credit are conditional commitments issued by the Bank guaranteeing the performance of a customer to a third party. Those guarantees are primarily issued to support public and private borrowing arrangements. At December 31, 2005 and 2004 respectively, the Bank had $37,000 and $407,000 in outstanding standby letters of credit.

The Bank is a member of the Federal Reserve System and is required to maintain certain levels of its cash and due from bank balances as reserves based on regulatory requirements. At December 31, 2005 and 2004, this reserve requirement was approximately $1,172,000 and $1,116,000, respectively.

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Federal banking regulations place certain restrictions on dividends paid by the Bank. The total amount of dividends may be paid at any date and is generally limited to the retained earnings of the Bank. In addition, dividends paid by the Bank would be prohibited if the effect thereof would cause the Bank’s capital to be reduced below applicable minimum capital requirements.

20. RECENT ACCOUNTING PRONOUNCEMENTS AND ACCOUNTING CHANGES

In November 2002, the FASB issued FASB Interpretation No. 45, “Guarantor’s Accounting and Disclosure Requirements for Guarantees, including Indirect Guarantees of Indebtedness of Others” (FIN 45). The interpretation elaborates on the disclosures to be made by a guarantor in its financial statements under certain guarantees that it has issued. It also clarifies that a guarantor is required to recognize, at the inception of a guarantee, a liability for the fair value of the obligation undertaken in issuing the guarantee. The interpretation requires disclosure of the nature of the guarantee, the maximum potential amount of future payments that the guarantor could be required to make under the guarantee, and the current amount of the liability, if any, for the guarantor’s obligations under the guarantee. The recognition requirements of the Interpretation were effective beginning January 1, 2003.

The FASB also revised FASB Interpretation 46, “Consolidation of Variable Interest Entities, an interpretation of ARB No. 51 (FIN 46)”. The interpretation provides a framework for identifying variable interest entities (VIEs), and determining when a company should include the assets, liabilities, noncontrolling interests and results of activities of a VIE in its consolidated financial statements. As revised, FIN 46 is effective beginning in the first quarter of 2004 for all VIEs (other than what is commonly referred to as special purpose entities, VIEs of small business issuers, and VIEs of nonpublic entities). The Bank does not currently utilize VIEs or so called special purpose entities.

In November 2003, the FASB’s Emerging Issues Task Force (EITF) reached consensus on new disclosure requirements related to unrealized losses on investment securities. The new disclosure requirements apply to marketable equity and debt securities accounted for under Financial Accounting Board Statement No. 115, “Accounting for Certain Investments in Debt and Equity Securities,” and are required for inclusion in annual reports with fiscal years ended after December 15, 2003.

In November 2003, the FASB issued FASB Staff Position (FSP) 144-1, “Determination of Cost Basis for Foreclosed Assets under FASB Statement No. 15”, “Accounting by Debtors and Creditors for Troubled Debt Restructurings,” and the Measurement of Cumulative Losses Previously Recognized under Paragraph 37 of FASB Statement No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets.” Under FSP 144-1, the lender is required to measure the foreclosure on a long-lived asset (e.g. real estate) at fair value less cost to sell on the foreclosure date, which establishes a new cost basis such that any loan valuation allowance is not retained. Thereafter, the lender would follow the impairment guidance in Statement No. 144, and could not reflect any recovery in value of the property beyond the cost basis established upon foreclosure of the loan. This guidance was effective upon posting of the FSP to the FASB web-site in November 2003.

In April 2003, the Financial Accounting Standards Board issued Statement No. 149, “Amendment of Statement 133 on Derivative Instruments and Hedging Activities”. This statement amends and clarifies financial accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts (collectively referred to as derivatives) and for hedging activities under FASB Statement No. 133,” Accounting for Derivative Instruments and Hedging Activities”.

In May 2003, the Financial Accounting Standards Board issued Statement No. 150, “Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity”. This statement establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. It requires that an issuer classify a financial instrument that is within its scope as a liability (or an asset in some circumstances). Many of those instruments were previously classified as equity. This statement is effective for financial instruments entered into or modified after May 31, 2003, and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003

In December 2004, the FASB issued Statement No. 123 (revised 2004), which is a revision of Statement 123 “Accounting for Stock-Based Compensation”. This Statement establishes standards for the accounting for transactions in which an entity exchanges its equity instruments for goods or services. It also addresses transactions in which an entity incurs liabilities in exchange for goods or services that are based on the fair value of the entity’s equity instruments or that may be settled by the issuance of those equity instruments. This Statement focuses primarily on accounting for transactions in which an entity obtains employee services in share-based payment transactions. This Statement is effective for public entities as of the beginning of the first interim or annual reporting period that begins after June 15, 2005.

In December 2004, the FASB issued Statement No. 153, “Exchanges of Nonmonetary Assets”, an amendment of APB Opinion No. 29, Accounting for Nonmonetary Transactions”. This Statement eliminates the exception to fair value for exchanges of similar productive assets and replaces it with a general exception for exchange transactions that do not have commercial substance-that is, transactions that are not expected to result in significant changes in the cash flows of the reporting entity. This Statement is effective for nonmonetary asset exchanges occurring in fiscal periods beginning after June 15, 2005.

In May 2005, the FASB issued Statement No. 154, “Accounting Changes and Error Corrections - a replacement of APB Opinion No. 20 and FASB Statement No. 3”. This Statement requires retrospective application to prior periods’ financial statements of changes in accounting principle, unless it is impracticable to determine either the period-specific effects or the cumulative effect of the change. When it is impracticable to determine the period-specific effects of an accounting change on one or more individual prior periods presented, this Statement requires that the new accounting principle be applied to the balances of assets and liabilities as of the beginning of the earliest period for which retrospective application is practicable and that a corresponding adjustment be made to the opening balance of retained earnings. This Statement improves financial reporting because its requirement to report voluntary changes in accounting principles via retrospective application, unless impracticable, enhances the consistency of financial information between periods. This statement is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005.

During November 2005, the FASB issued FASB Staff Position (FSP) FAS 115-1 and 124-1, “The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments.” The guidance in this FSP addresses the determination of when an investment is considered impaired, whether that impairment is other than temporary, and the measurement of an impairment loss. The FSP also includes accounting considerations subsequent to the recognition of an other-than temporary impairment and requires certain disclosures about unrealized losses that have not been recognized as other-than-temporary impairments. The guidance in this FSP is required to be applied to reporting periods beginning after December 15, 2005. Earlier application is permitted. Management is determining what effect, if any, that this will have on financial condition and results of operation on adoption and thereafter.

The FASB has issued FASB Statement No. 155, “Accounting for Certain Hybrid Instruments.” This standard amends the guidance in FASB Statements No. 133, “Accounting for Derivative Instruments and Hedging Activities”, and No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities.” Statement 155 allows financial instruments that have embedded derivatives to be accounted for as a whole (eliminating the need to bifurcate the derivative from its host) if the holder elects to account for the whole instrument on a fair value basis. Statement 155 is effective for all financial instruments acquired or issued after the beginning of an entity’s first fiscal year that begins after September 15, 2006. Earlier adoption is permitted as of the beginning of an entity’s fiscal year, provided the entity has not yet issued financial statements, including financial statements for any interim period for that fiscal year. Provisions of this Statement may be applied to instruments that an entity holds at the date of adoption on an instrument-by-instrument basis. The financial statement effect of the change in accounting, if any, should be recognized as a cumulative-effect adjustment to beginning retained earnings. Prior periods should not be restated.

Management does not expect these accounting pronouncements to have a material impact on the financial statements.

21. SUBORDINATED NOTE

On December 12, 2000, a subordinated capital note was executed in the principal amount of $2,000,000. Interest is payable on the note quarterly during the term of the note based on the base commercial lending rate of the holder. Annual principal payments in the amount of $400,000 begin January 1, 2007 with the final payment due January 1, 2011. Anticipation is allowed with the approval of regulatory authorities. Under the terms of the agreement, the note is subordinated to depositors and other creditors and is unsecured and ineligible as collateral by the holder. The note is callable in the event the terms of the agreement are not met. The note is considered part of the Bank’s Tier 2 capital under regulatory capital guidelines discussed in an above footnote.

This note was paid in full in December 2004.

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22. REVISION TO FINANCIAL STATEMENTS

Subsequent to the issuance of the Bank’s 2005 financial statements, the OCC issued a directive that the Bank’s Call Report be revised and re-filed. The revision dealt with the OCC’s determination that certain loans be reclassified from accruing to non-accrual loan status. As the result of the Bank having to revise its Call Report, the Bank was also required by the OCC to revise its annual financial statements. The effects of the revision on the Bank’s financial statements, as of and for the year ended December 31, 2005, are as follows:

	As Originally Presented	Changes	As Revised
Statements of Financial Condition:

Loans	$154,104	$(81)	$154,023
Other Assets	2,844	38	2,882

Statements of Income:

Interest income	11,872	(64)	11,808
Income taxes	233	(22)	211
Net income	1,360	(42)	1,318

Statements of Cash Flows:

Net cash from operating activities	2,260	(80)	2,180
Net cash from investing activities	(23,184)	80	(23,104)

Statements of Changes in Shareholders Equity:

Undivided profits	20,116	(42)	20,074

16

Summary of Operations

(Dollars in Thousands Except Per Share Data)

FOR THE YEAR:	2005 (Revised)	2004	2003	2002	2001

Total Interest Income	$11,808	$12,012	$14,567	$17,309	$17,459
Total Interest Expense	5,541	5,205	6,290	8,358	11,680

Net Interest Income	6,267	6,807	8,277	8,951	5,779
Provision for Loan Losses	120	180	1,127	360	120

Net Interest Income After Provision for Loan Losses	6,147	6,627	7,150	8,591	5,659
Non-Interest Income	949	1,012	983	908	770
Non-Interest Expense	5,567	5,045	4,531	4,641	4,351

Net Income Before Taxes	1,529	2,594	3,602	4,858	2,078
Applicable Income Taxes:
Current	211	643	1,143	1,629	620
Deferred	—	(85)	(94)	(71)	(22)

Net Income (Loss)	$1,318	$2,036	$2,553	$3,300	$1,480

Basic and Diluted Net Income Per Share*	$1.29	$1.99	$2.50	$3.23	$1.45

* Net Income per share has been retroactively adjusted to reflect the stock dividend in 2003.
AT YEAR END:	2005 (Revised)	2004	2003	2002	2001

Interest-Bearing Deposits in Other Financial Institutions	$19,396	$23,061	$14,847	$13,660	$11,880
Federal Funds Sold	1,130	18,565	15,160	21,350	33,530
Investment Securities	56,762	42,409	66,151	62,626	66,286
Loans (Net)	154,024	141,942	152,250	151,447	153,385
Deposits	232,998	224,807	243,624	245,649	261,491
Demand	31,831	30,715	30,518	25,695	24,703
Interest-Bearing Demand	24,600	30,173	34,737	30,165	24,471
Savings	28,384	32,117	30,749	23,641	19,280
Time	148,183	131,802	147,620	166,148	193,037
Capital Accounts	20,074	19,779	18,766	16,725	13,761
Total Resources	253,370	244,928	264,696	265,017	277,739
Carrying Value Per Share	$19.63	$19.34	$18.35	$16.35	$13.46

DAILY AVERAGES FOR THE YEAR:	2005	2004	2003	2002	2001
Interest-Bearing Deposits in Other Financial Institutions	$18,420	$19,835	$14,967	$12,392	$10,907
Federal Funds Sold	9,139	21,524	36,379	9,374	35,272
Investment Securities	52,342	42,723	54,425	69,898	56,739
Loans	150,460	146,033	153,023	167,212	140,277
Deposits	230,509	288,468	250,113	251,525	238,993
Demand	32,962	30,760	29,775	25,108	22,295
Interest-Bearing Demand	17,470	17,931	19,072	18,175	14,791
Savings (Includes MMDA’s)	40,958	45,835	41,999	33,379	23,977
Time	139,119	133,942	159,267	174,863	177,930
Capital Accounts	19,826	19,320	18,065	14,057	13,074
Total Resources	$249,860	$256,735	$269,035	$272,047	$255,558

17

Officers

Worth Harris Carter, Jr.

Chairman of the Board and President

Robert L. Dye III	Clinton C. Ison
Vice President and Managing Officer —	Assistant Vice President and Managing Officer — Wytheville
Market Place
W. Thomas Leonard
Jack B. Johnson	Assistant Vice President and Managing
Vice President	Officer — Main Street

David R. Sheaves	Ronald M. Vaught
Vice President and Managing Officer — Tazewell	Assistant Vice President and Managing Officer —
Midway
Clyde H. Smythers, Jr.
Vice President	Sandy B. Venable
Assistant Vice President and Managing Officer —
Eugene D. Stewart	Camp Comfort
Vice President
Steven C. Leist
Ralph E. Stewart	Assistant Cashier and Managing Officer — Blacksburg
Vice President and Managing Officer — Radford
Hazel Boyd
Sandra S. Clontz	Branch Manager — Cedar Bluff
Operations Officer and Cashier
Diane B. Helbert
Mark S. Buckland	Branch Manager — Lebanon
Assistant Vice President and Managing Officer —
Memorial Drive	Barbara J. Trent
Branch Manager — St. Paul
Blendia H. Cole
Assistant Vice President and Managing Officer —
Christiansburg

Directors

Worth Harris Carter, Jr.	William B. Sumner
Chairman of the Board and	Retired
President
Betty A. Williams
Chester A. Gallimore	Retired
President
Wills Ridge Supply, Inc.

Charles E. Hall
Farmer

P.O. Box 139

Floyd, Virginia 24091

(540) 745-2011

Member FDIC

P.O. Box 139

Floyd, Virginia 24091

(540) 745-2011

Member FDIC

Annex L

Financial

Statement

September 30, 2006

Member FDIC

Statement of Condition

As of September 30

	(In 000’s)
	2006	2005
ASSETS:
Interest-Bearing Deposits in Other Financial Institutions	$15,633	$20,089
Investment Securities:
U.S. Agency Securities	55,775	52,758
Federal Funds Sold	3,800	11,700
Loans	157,820	153,702
Less: Income Collected - Not Earned	(535)	(475)
Allowance for Loan Losses	(2,183)	(2,100)

Net Loans	155,102	151,127
Earning Assets	230,310	235,674
Cash and Due From Banks	6,622	6,465
Bank Premises and Equipment	4,795	4,988
Real Estate Other Than Bank Premises	2,899	2,725
Investment In Associated Companies	769	618
Other Assets	2,896	2,818

TOTAL ASSETS	$248,291	$253,288

LIABILITIES:
Deposits
LIFETIME FREE CHECKING	$30,499	$32,536
Interest-Bearing Demand	18,683	25,989
Regular Passbook Savings	26,414	29,714
Time Deposits:
Certificates or Deposit $100,000 or More	28,654	29,197
Other	123,189	115,501

Total Deposits	227,439	232,937
Notes Issued to the U.S. Treasury	165	193
Other Liabilities	245	191

TOTAL LIABILITIES	227,869	233,321

SHAREHOLDERS’ EQUITY:
Common Stock, Par Value $8.50 Per Share Authorized 2,500,000 Shares; 1,022,628 Outstanding in 2006 and 2005	8,692	8,692
Surplus	9,153	9,153
Undivided Profits	2,577	2,122

TOTAL SHAREHOLDERS’ EQUITY	20,422	19,967

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$248,291	$253,288

Statement of income

Nine Months ended September 30

	(in 000’s except for per share data)
	2006	2005
INTEREST INCOME:
Interest and Fees on Loans:
Taxable	$6,288	$5,974
Non-Taxable	848	643
Interest on Deposits in Other Financial Institutions	553	499
Interest on Federal Funds Sold	301	177
Interest and Dividends on Securities:
U.S. Agency Securities	1,677	1,441
Obligations of States and Political Subdivisions	—	15

TOTAL INTEREST INCOME	9,667	8,749

INTEREST EXPENSE:
interest on Time Deposits $100,000 or More	956	694
Interest on Other Deposits	3,866	3,349
Interest on Federal Funds Purchased	—	1
interest on Notes Issued to the U. S. Treasury	3	2

TOTAL INTEREST EXPENSE	4,825	4,046

NET INTEREST INCOME	4,842	4,703
Provision for Loan Losses	63	135

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	4,779	4,568

NON-INTEREST INCOME:
Service Charges, Commissions and Fees	546	500
Other Non-Interest Income	125	123

TOTAL NON-INTEREST INCOME	671	623

NON-INTEREST EXPENSE:
Salaries and Employee Benefits	2,379	2,295
Occupancy Expense	519	483
Operations Center Expense	831	783
Other Non-Interest Expense	533	526

TOTAL NON-INTEREST EXPENSE	4,262	4,087

INCOME BEFORE INCOME TAXES	1,188	1,104
Income Tax Expense	116	150

NET INCOME	$1,073	$954

EARNINGS PER SHARE:
Basic and Diluted	$1.05	$0.93

October 31, 2006

Dear Stockholder:

Your Board of Directors has declared the regular cash dividend of $0.25 per share payable to stockholders of record September 29, 2006. A check representing this dividend is enclosed.

These are very exciting times for your bank. With the last quarterly mailing, I enclosed a news release and letter to stockholders setting forth Information regarding the proposed merger of your bank with nine other banks into one Virginia state charter under the name of Carter Bank & Trust. By now, you should have received the proxy statement/offering circular and proxy for your review and opportunity to vote regarding the proposed merger. The various stockholder meetings regarding the merger will take place on November 9, 10, 13 and 14. While we have received a very large number of proxies so far, there are some of you who have not returned your proxy. I encourage everyone who has not mailed your proxy by the time you receive this letter to please take the time to review the proxy statement/offering circular and return your proxy so your shares will be voted.

I urge each stockholder to read the proxy statement/offering circular and any other relevant documents filed with the OCC or the FDIC in connection with the proposed merger, because they contain important information about the banks, Carter Bank & Trust and the proposed merger. You may (i) obtain free copies of the proxy statement/offering circular or these other documents by directing a request by telephone or mail to Worth Harris Carter, Jr., Bank Services of Virginia, Inc., 1300 Kings Mountain Road, Martinsville, Virginia 24112; telephone number: (276)656-1776, or (ii) obtain up to 50 free pages of these documents by contacting the Office of the Comptroller of the Currency by facsimile at (202) 874-4448 or by mail at the Office of the Comptroller of the Currency, Communications Division, 250 E Street, S,W., Washington, D.C. 20219.

We have filed the appropriate applications with the Bureau of Financial Institutions of the State of Virginia and the FDIC and anticipate receiving favorable responses by the end of November. The directors, officers and employees are working diligently to accomplish the merger in a way that will be beneficial to our customers and stockholders. We appreciate your support.

Very truly yours,

Worth Harris Carter, Jr
Chairman of the Board and President

Officers

Worth Harris Carter, Jr

Chairman of the Board and President

Robert L. Dye, III

Vice President

Jack B. Johnson

Vice President

David R. Sheaves

Vice President and Managing Officer—Tazewell

Clyde H. Smythers, Jr.

Vice President

Eugene D. Stewart

Vice President

Ralph E. Stewart

Vice President and Managing Officer—Redford

Sandra S. Clontz

Operations Officer and Cashier

Mark S. Buckland

Assistant Vice President and Managing Officer—Memorial Drive

Blendia H. Cole

Assistant Vice President and Managing Officer—Christiansburg

Clinton C. Ison

Assistant Vice President and Managing Officer—Wytheville

Cathy N. Miller

Assistant Vice President and Managing Officer—Market Place

Ronald M. Vaught

Assistant Vice President and Managing Officer—Midway

Sandy B. Venable

Assistant Vice President and Managing Officer—Main Street

Steven C. Leist

Assistant Cashier and Managing Officer—Blacksburg

Hazel Boyd

Branch Manager—Cedar Bluff

Jill B. Coakley

Branch Manager—Camp Comfort

Diane B. Helbert

Branch Manager—Lebanon

Barbara J. Trent

Branch Manager—St. Paul

Directors

Worth Harris Carter, Jr.

Chairman of the Board and President

Chester A. Gallimore

President, Wills Ridge Supply, Inc.

Charles E. Hall

Farmer

William B. Sumner

Retired

Betty A. Williams

Retired

P.O. Box 139

Floyd, Virginia 24091

(540) 745-2011

Member FDIC

Annex M

OFFICE OF THE COMPTROLLER OF THE CURRENCY

WASHINGTON, D.C. 20552

FORM 10-KSB/A

AMENDMENT NO. 1

☒	ANNUAL REPORT UNDER SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the fiscal year ended December 31, 2005

OR

☐	TRANSITION REPORT UNDER SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from              to

Commission file number: n/a

CENTRAL NATIONAL BANK

(Name of small business issuer in its charter)

National Bank	54-1801535
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

2018 Tate Springs Road Lynchburg, VA	24501
(Address of principal executive offices)	(Zip Code)

Issuer’s telephone number: (804)845-0816

Securities registered under Section 12(b) of the Exchange Act: None

Securities registered under Section 12(g) of the Exchange Act: None

Check whether the issuer is not required to file reports pursuant to Section 13 or 15(d) of the Exchange Act.    Yes  ☐    No  ☒

Check whether the issuer (1) filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.    Yes  ☒    No  ☐

Check if there is no disclosure of delinquent filers in response to Item 405 of Regulation S-B contained in this form, and no disclosure will be contained, to the best of registrant’s knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-KSB or any amendment to this Form 10-KSB.    ☒

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).    Yes  ☐    No  ☒

The issuer’s revenues for the fiscal year ended December 31, 2005 were $5,899,000

The aggregate market value of the issuer’s common stock held by nonaffiliates as of March 16, 2006 was $4,529,000.

As of March 16, 2006, there were issued and outstanding 236,439 shares of the issuer’s common stock.

DOCUMENTS INCORPORATED BY REFERENCE

Portions of the 2005 Annual Report to Shareholders, as revised, are incorporated by reference in Part II of this report, which is attached hereto as Exhibit 13

Transitional Small Business Disclosure Format:    Yes  ☐    No  ☒

Central National Bank

2005 ANNUAL REPORT ON FORM 10-KSB/A

3

EXPLANATORY NOTE

Central National Bank (the “Bank”) is simultaneously submitting the following amended filings: (i) Form 10-KSB/A for the year ended December 31, 2005 and (ii) Form 10-QSB/A for the quarter ended June 30, 2006. These amended filings update the Bank’s reported financial information for the year ended December 31, 2005 and for the affected quarters of 2005 and 2006.

This amendment amends the Annual Report on Form 10-KSB filed by the Bank on March 31, 2006 (the “Original Filing”). The purpose of this amendment is to change the Bank’s financial statements and related footnote disclosures and related MD&A discussion for the periods covered by this Form 10-KSB/A to match the amended Consolidated Reports of Condition and Income (“Call Reports”) the Bank filed in June 2006 at the direction of the Office of the Comptroller of the Currency (“OCC”) to place on nonaccrual one loan to a borrower group secured by a first deed of trust on a hotel property in North Carolina.

The amendments to the financial statements consist of the following:

(Dollars in thousands)

	As Originally Presented	Changes	As Revised
Statements of Financial Condition:
Loans	$68,290	$(24)	$68,266
Other Assets	1,314	11	1,325

Statements of Income:
Interest Income	5,497	(21)	5,476
Income Taxes	325	(8)	317
Net Income	744	(13)	731

Statements of Cash Flows:
Net cash from operating activities	856	36	892
Net cash from investing activities	(2,402)	(36)	(2,438)

Statements of Changes in Shareholders’ Equity:
Undivided profits	3,383	(13)	3,370

The Bank’s accountants previously advised the Bank that the financial statements included in the Original Filing were prepared in accordance with Generally Accepted Accounting Principles and that the amounts involved in the amendment of the Call Reports were not material. However, the OCC has advised the Bank that the financial statements in this Annual Report must be identical with the Bank’s Call Reports, as amended, to comply with OCC policy.

This Form 10-KSB/A does not change any of the information contained in Items 1-5 or 8-14 of the Original Filing which is repeated in this amended filing. Except for the changes noted above, references throughout this Form 10-KSB/A are accurate as of the date this Annual Report was originally filed and have not been updated to reflect events occurring subsequent to the original filing date.

Importantly, as of the date of this amended filing, the collateral securing the loan at issue has been liquidated as part of the Bank’s collection process and the loan has been paid in full. Therefore, all interest income adjusted in this Form 10-KSB/A will be reported by the Bank as income earned in the third quarter of 2006.

4

FORWARD–LOOKING STATEMENTS

This report contains statements concerning the Bank’s expectations, plans, objectives, future financial performance and other statements that are not historical facts. These statements may constitute “forward-looking statements” as defined by federal securities laws. In some cases, readers can identify the forward-looking statements by the use of words such as “may,” “ will,” “should,” “could,” “expect,” “plan,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative or other variations of these words, or other comparable words or phrases. These statements may address issues that involve estimates and assumptions made by management, risks and uncertainties, and actual results could differ materially from historical results or those anticipated by such statements. Factors that could have a material adverse effect on the Bank’s operations and future prospects include, but are not limited to, changes in: interest rates; general and local economic conditions; the legislative/regulatory climate; monetary and fiscal policies of the U.S. government, including policies of the U.S. Treasury and the Federal Reserve Board; the quality or composition of loan or investment portfolios; demand for loan products; deposit flows; competition; demand for financial services in our market area and accounting principles, policies and guidelines. These risks and uncertainties should be considered in evaluating the forward-looking statements contained herein, and readers are cautioned not to place undue reliance on such statements, which speak only as of the date of this report.

5

PART I

ITEM 1.	DESCRIPTION OF BUSINESS.

The Bank opened for business as a National Banking Association on July 1, 1996 and was created through the spin –off of the assets, liabilities and related capital of offices from Peoples National Bank, Danville, Virginia. The Bank’s main office is located at 2018 Tate Springs Road, Lynchburg, Virginia.

The Bank is a full service community bank that provides an array of financial products and services to its customers, including a variety of interest-bearing and non-interest bearing demand deposit accounts; savings and money market accounts; certificates of deposit; commercial, installment, and real estate mortgage loans (commercial and residential); and safe deposit rental facilities. The Bank also sells travelers checks, money orders and cashier’s checks.

At December 31, 2005 the Bank had 44 full-time employees and 1 part-time employee, $108 million in assets, $68 million in net loans, $98 million in deposits and $10 million in total shareholders’ equity.

Market Area

The Bank’s primary service area currently consists of the City of Lynchburg and Amherst and Campbell Counties in Virginia. The Bank conducts a general commercial banking business in its service area, and focuses on serving the banking needs of small-to-medium sized businesses, professional concerns and individuals.

Goals and Strategy

The Bank’s goal is to become a leading financial institution in its market area by opening new offices and providing a full array of banking services. Management believes that the on-going consolidation of the banking industry has created an opportunity for community-based lenders like the Bank which emphasize retail lending and superior customer service. The Bank’s business strategy is to target individuals, businesses and professionals in the area for loans, deposits, and other financial services and to explore selected opportunities to establish branches in areas that demographically compliment the Bank’s existing customer base.

Deposits and Loan Products

The Bank offers a full range of deposit services including LIFETIME FREE CHECKING, NOW accounts, savings accounts, retirement accounts and other deposits of various types, ranging from money market accounts to longer-term certificates of deposit. The transaction accounts and time certificates are tailored to the Bank’s principal market at competitive rates. All deposit accounts are insured by the FDIC up to the maximum amount allowed by law (generally $100,000 per depositor subject to aggregation rules). The Bank solicits these accounts from individuals, businesses, associations, organizations, and governmental entities.

The Bank also offers a full range of commercial and personal loans. Commercial loans include both secured and unsecured loans. Consumer loans include secured and unsecured loans for financing automobiles, home improvements, education and personal investments. The Bank also makes real estate construction and acquisition loans and originates and holds fixed- and variable-rate mortgage loans.

The Bank’s lending activities are subject to a variety of limits imposed by federal law. While differing limits apply in certain circumstances based on the type of loan or the nature of the borrower (including the borrower’s relationship to the Bank), in general the Bank is subject to a loan-to-one borrower limit of an amount equal to 15% of the Bank’s unimpaired capital and surplus, or 25% of the unimpaired capital and surplus. The Bank may not make loans to any director, officer, employee or 10% shareholder of the Bank unless the loan is approved by the Board of Directors and is made on terms not more favorable than are made available to a person not affiliated with the Bank.

6

Other bank services include travelers checks, direct deposit of payroll and social security checks, and automated drafts for various accounts. The Bank has no current plans to exercise trust powers.

Bank Lending Practices

The Bank’s lending efforts are directed to making loans to individuals and businesses in its market area. The Bank has both purchased and sold participation loans with other banks in the past and may do so in the future. The Bank believes that its lending and credit policies are conservative.

The Bank’s primary lending program has been the origination of loans secured by real estate. The Bank evaluates both the borrower’s ability to make principal and interest payments and the value of the property that will secure the loan.

Residential mortgage loans generally are made on the basis of the borrower’s ability to make repayment from employment and other income and are secured by real estate that can be readily valued. The Bank offers both adjustable-rate and fixed-rate mortgages.

In contrast, commercial real estate loans typically are made on the basis of the borrower’s ability to make repayment from cash flow from its business and are secured by business properties. The Bank’s primary non-residential real estate loan products have rates which are fixed for three to five years and then become adjustable. Commercial loans typically involve larger loan balances concentrated with single borrowers or groups of related borrowers.

The Bank also makes consumer loans, including unsecured personal loans, automobile loans, deposit account loans, installment loans and time loans. The Bank’s primary consideration when making such consumer loans is the customer’s ability to repay the loan. Consumer loans generally warrant higher interest rates and fees, but such loans, particularly unsecured consumer loans, also may entail greater risk than residential mortgage loans. Even when a loan is secured, repossessed collateral for a defaulted consumer loan may not provide an adequate source of repayment. Consumer loan collections are dependent on the borrower’s continuing financial stability, and are more likely to be affected adversely by job loss, divorce, illness, or personal bankruptcy. Various federal and state laws, including bankruptcy and insolvency laws, may limit the amount which can be recovered on such loans and such loans may give rise to claims and defenses by a consumer loan borrower.

The Bank also makes commercial loans to qualified small businesses in its market area. Commercial business loans generally have a higher degree of risk than mortgage loans, but have commensurately higher yields. To manage these risks, the Bank generally secures appropriate collateral and carefully monitors the financial condition of its business borrowers.

Competition

Federal and state legislative changes have significantly increased competition among financial institutions, and current trends towards additional deregulation may be expected to increase competition even further. In its market area, the Bank competes with nationwide, statewide and local banking institutions, credit unions, thrift institutions, money market funds, consumer finance companies, and other financial service organizations. Many of the financial organizations competing with the Bank have greater financial resources than the Bank. Many of these financial organizations also have greater geographic coverage and some offer bank and bank-related services which the Bank does not offer.

Supervision and Regulation

Financial institutions are extensively regulated under federal and state law. Consequently, the growth and earnings performance of the Bank can be affected not only by management decisions and general economic conditions, but also by the statutes administered by, and the regulations and policies of, various governmental regulatory authorities including, but not limited to, the OCC, the Federal Reserve Board (“FRB”), the FDIC, the Internal Revenue Service, federal and state taxing authorities, and the Securities Exchange Commission. The effect of such statutes, regulations and policies can be significant, and cannot be predicted with a high degree of certainty.

7

Federal and state laws and regulations generally applicable to financial institutions regulate, among other things, the scope of business, investments, reserves against deposits, capital levels relative to operations, the nature and amount of collateral for loans, the establishment of branches, mergers, consolidations and dividends. The system of supervision and regulation applicable to the Bank establishes a comprehensive framework for their respective operations and is intended primarily for the protection of the FDIC’s deposit insurance funds and the depositors, rather than the shareholders of the Bank.

The following references to material statutes and regulations affecting the Bank are brief summaries thereof and do not purport to be complete, and are qualified in their entirety by reference to such statutes and regulations. Any change in applicable law or regulations may have a material effect on the business of the Bank.

Finally, the Bank is subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended, including but not limited to, filing annual, quarterly and other current reports with the Comptroller of the Currency.

Regulatory Capital Requirements

All financial institutions are required to maintain minimum levels of regulatory capital. The OCC has established risk-based and leveraged capital standards for the financial institutions they regulate. The OCC also may impose capital requirements in excess of these standards on a case-by-case basis for various reasons, including financial condition or actual or anticipated growth. Under the risk-based capital requirements, the Bank is required to maintain a minimum ratio of total capital to risk-weighted assets of at least 8%. At least half of the total capital is required to be “Tier 1 capital,” which consists principally of common and certain qualifying preferred shareholders’ equity, less certain intangibles and other adjustments. The remainder, “Tier 2 capital,” consists of a limited amount of subordinated and other qualifying debt (including certain hybrid capital instruments) and a limited amount of the general loan loss reserve.

In addition, the federal regulatory agencies have established a minimum leveraged capital ratio (Tier 1 capital to period end total assets). These guidelines provide for a minimum leveraged capital ratio of 4%. The guidelines also provide that banking organizations experiencing internal growth or making acquisitions will be expected to maintain strong capital positions substantially above the minimum supervisory levels, without significant reliance on intangible assets.

On December 12, 2000, the Bank issued a subordinated capital note in the amount of $1.5 million. This note is described in Footnote 21 of the Financial Statements in Part II, Item 7 filed herewith.

As of December 31, 2005 and 2004, the Bank qualified as “well-capitalized” institution (see Note 16 to the Financial Statements).

Insurance of Accounts, Assessments and Regulation by the FDIC

The Bank is a member of the Bank Insurance Fund (“BIF”) of the FDIC. As a BIF insured institution, the Bank is subject to FDIC rules and regulations as administrator of the BIF. The Bank’s deposits are insured up to $100,000 per insured depositor, as defined by law and regulation. As insurer, the FDIC is authorized to conduct examinations of and to require reporting by BIF institutions. The actual assessment to be paid by each BIF member is based on the institution’s assessment risk classification and whether the institution is considered by its supervisory agency to be financially sound or to have supervisory concerns.

Under the FDIC’s risk-based insurance system, BIF-insured institutions are currently assessed premiums of between zero and twenty seven cents per $100 of eligible deposits, depending on the institution’s capital position and other supervisory facts. Congress has enacted legislation that, among other things, provides for assessments against BIF-insured institutions that will be used to pay certain Financing Corporation (“FICO”) obligations.

8

The FDIC is authorized to prohibit any BIF-insured institution from engaging in any activity that the FDIC determines by regulation or order to pose a serious threat to the insurance fund. Also, the FDIC may initiate enforcement actions against banks after first giving the institution’s primary regulatory authority an opportunity to take such action. The FDIC may terminate the deposit insurance of any depository institution, including the Bank, if it determines, after a hearing, that the institution has engaged or is engaging in unsafe or unsound practices, is in an unsafe or unsound condition to continue operations, or has violated any applicable law, regulation, order or any condition imposed in writing by the FDIC. It also may suspend deposit insurance temporarily during the hearing process for the permanent termination of insurance, if the institution has no tangible capital. If deposit insurance is terminated, the deposits at the institution at the time of termination, less subsequent withdrawals, shall continue to be insured for a period from six months to two years, as determined by the FDIC. Management is aware of no existing circumstances that could result in termination of the Bank’s deposit insurance.

Other Safety and Soundness Regulations

The federal banking agencies have broad powers under current federal law to take prompt corrective action to resolve problems of insured depository institutions. The extent of these powers depends upon whether the institutions in question are “well capitalized,” “adequately capitalized,” “undercapitalized,” “significantly undercapitalized” or “critically undercapitalized,” as such terms are defined under uniform regulations issued by each of the federal banking agencies.

Community Reinvestment

The requirements of the Community Reinvestment Act (“CRA”) affect the Bank. The CRA imposes on financial institutions an affirmative obligation to help meet the credit needs of their local communities, including low- and moderate-income neighborhoods, consistent with the safe and sound operation of those institutions. Each financial institution’s efforts in helping meet community credit needs currently is evaluated as part of the examination process pursuant to a new regulation recently adopted by the banking regulatory agencies. Under the new regulation a financial institution’s efforts in helping meet its community’s credit needs are evaluated, based on the particular institution’s Total Assets, according to a lending test, a community development test in addition to the lending test, or the three-pronged (lending, investment and service) test, all of which replace the twelve assessment factors used previously. The grade received by a bank is considered in evaluating mergers, acquisitions and applications to open a branch or facility. To the best knowledge of the Bank, it is meeting its obligations under the CRA.

Effect of Governmental Monetary Policies

As with other financial institutions, the earnings of the Bank are affected by general economic conditions as well as by the monetary policies of the Federal Reserve Board. Such policies, which include regulating the national supply of bank reserves and bank credit, can have a major effect upon the source and cost of funds and the rates of return earned on loans and investments. The Federal Reserve System exerts a substantial influence on interest rates and credit conditions, primarily through establishing target rates for federal funds, open market operations in U.S. Government securities, varying the discount rate on member bank borrowings and setting cash reserve requirements against deposits. Changes in monetary policy, including changes in interest rates, will influence the origination of loans, the purchase of investments, the generation of deposits, and rates received on loans and investment securities and paid on deposits. Fluctuations in the Federal Reserve Board’s monetary policies have had a significant impact on the operating results of the Bank and all financial institutions in the past and are expected to continue to do so in the future.

Employees

The Bank employees a total of 44 full-time employees and 1 part-time employees as of December 31, 2005. The Bank believes that its relationship with its employees is good, and no employees are represented by a labor union.

ITEM 2.	DESCRIPTION OF PROPERTY.

The Bank’s main office is located in a one and half story building at 2018 Tate Springs Road, Lynchburg, Virginia. The Bank also operates five additional offices, all which are located in Virginia. The Main Office, Waterlick and Campbell Avenue and the Amherst offices are held under non-cancellable operating leases as described in Footnotes 7 and 18 in the Financial Statements.

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As of December 31, 2005, the Bank operated the offices listed in the table below.

Office	Location		Owned/Leased
Langhorne Road Office	2018 Tate Springs Road	Lynchburg, VA 24501	Leased
Waterlick Office	3008 Waterlick Road	Lynchburg, VA 24502	Leased
Graves Mill Road Office	1728 Graves Mill Road	Lynchburg, VA 24502	Leased
Campbell Avenue Office	3515 Campbell Avenue	Lynchburg, VA 24501	Owned
Madison Heights	4498 South Amherst Highway	Madison Heights, VA 24572	Owned
Amherst Office	Rt. 29 Business	Amherst, VA 24521	Leased

The Bank owns two lots for property for future bank locations. One is on Highway 29 South in Campbell County and the other is on Odd Fellows Road in the City of Lynchburg.

The Bank periodically acquires title to other parcels of real estate through the normal course of its lending activities. Other Real Estate held equaled $772,000 December 31, 2005 and $927,000 at December 31, 2004.

Management considers these properties to be in good condition. Adequate insurance is maintained on each of these properties.

ITEM 3.	LEGAL PROCEEDINGS.

There are no material pending legal proceedings to which the Bank is a party or to which the property of the Bank is subject.

ITEM 4.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No matters were submitted to a vote of security holders during the fourth quarter of the fiscal year covered by this report.

EXECUTIVE OFFICERS OF THE REGISTRANT

Name (Age)	Officer Since	Principal Occupation During Past Five Years
Worth Harris Carter, Jr. (68)	1976	Chairman of the Board of First National Bank since 1976, President since 1986

		Chairman of the Board and President of Patrick Henry National Bank since 1977

		Chairman of the Board of Peoples National Bank since 1976, President since 1981

		Chairman of the Board of Blue Ridge Bank since 1982

		Chairman of the Board and President of Community National Bank since 1985

		Chairman of the Board and President of Mountain National Bank since 1996

		Chairman of the Board and President of Shenandoah National Bank since 1996

		Chairman of the Board and President of Central National Bank since 1996

		Chairman of the Board and President of Patriot Bank since 1996

		Chairman of the Board and President of First National Exchange Bank since 1998

		Chairman of the Board and President of Mortgage Company of Virginia since 1984

		Chairman of the Board and President of Bank Services of Virginia since 1984

		Chairman of the Board and President of Bank Building Corporation since 1994

		Chairman of the Board and President of Bank Services Insurance, Inc. since 2003

		Manager of Blackstone Properties LLC Since 1998

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PART II

ITEM 5.	MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS.

The Bank is authorized to issue 2.5 million shares with a par value of $5. This stock has full voting rights and full preemptive rights. There were 236,439 shares outstanding as of December 31, 2005 and 2004. This is the only class of authorized stock.

The Bank’s common stock is traded locally with no established trading market and no known market-makers.

The quarterly high and low prices and quarterly dividends for the common stock are presented below:

	2005		2004
	High	Low	High	Low
First Quarter	$25	$25	$30	$25
Second Quarter	25	25	25	25
Third Quarter	25	25	25	25
Fourth Quarter	38	25	25	25

Holders. As of March 16, 2006, there are approximately 565 holders of record of the Bank’s outstanding common stock.

Dividends. The amount of dividends that may be paid by the Bank will depend on the Bank’s earnings and capital position and is limited by federal law, regulations and policies. A national bank may not pay dividends from its capital; all dividends must be paid out of undivided profits then on hand, after deducting expenses, including reserves for losses and bad debts. In addition, the approval of the OCC is required if the total of all dividends declared by a national bank in any calendar year exceeds the total of its net profits for that year combined with its retained net profits for the preceding two years, less any required transfers to surplus. The Bank may not pay a dividend if, after giving effect to the dividend, the Bank would be undercapitalized.

Future cash dividends are dependent upon the Banks future performance and other factors including the capital position and anticipated growth.

ITEM 6.	MANAGEMENT’S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION.

The information required by this Item is included in the Bank’s annual report to shareholders for the year ended December 31, 2005, as revised, (the “Annual Report”), which is attached hereto as Exhibit 13 and is incorporated herein by reference. The information appears in the Annual Report under the caption “Management’s Discussion and Analysis of Financial Condition and Results of Operation.”

ITEM 7.	FINANCIAL STATEMENTS.

The report of the independent registered public accounting firm and audited financial statements of the Bank and accompanying notes required by this Item are included in the Bank’s Annual Report, which is attached hereto as Exhibit 13 and is incorporated herein by reference.

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ITEM 8.	CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE.

None.

ITEM 8A.	CONTROLS AND PROCEDURES.

The Bank maintains a system of disclosure controls and procedures that is designed to ensure that material information is accumulated and communicated to management, including the Bank’s president (who is the Bank’s principal executive officer and principal financial officer), as appropriate to allow timely decisions regarding required disclosure. As required, management, with the participation of the Bank’s president, evaluated the effectiveness of the design and operation of the Bank’s disclosure controls and procedures as of the end of the period covered by this report. Based on this evaluation, the Bank’s president concluded that the Bank’s disclosure controls and procedures were operating effectively to ensure that information required to be disclosed by the Bank in reports that it files or submits under the Securities Exchange Act of 1934, as amended, is recorded, processed, summarized, and reported within the time periods specified in the rules and forms of the SEC.

Because of the inherent limitations in all control systems, no evaluation of controls can provide absolute assurance that the Bank’s disclosure controls and procedures will detect or uncover every situation involving the failure of persons within the Bank to disclose material information otherwise required to be set forth in the Bank’s periodic reports.

The Bank’s management is also responsible for establishing and maintaining adequate internal control over financial reporting to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. There were no changes in the Bank’s internal control over financial reporting during the Bank’s fourth quarter ended December 31, 2005 that have materially affected, or are reasonably likely to materially affect, the Bank’s internal control over financial reporting.

ITEM 8B.	OTHER INFORMATION.

None.

PART III

ITEM 9.	DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS; COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT.

The information regarding the Bank’s executive officer is contained in Part I of this Report on Form 10-KSB/A.

Name and Business Experience	Age	Director Since
Buchanan, George B., Jr.	70	4/96
George B. Buchanan, Jr. is President of Danville Plywood Corporation
Danville, Virginia and has been for more than five years. He also has served as a director of Peoples National Bank since 1978.

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Name and Business Experience	Age	Director Since
Carter, Worth Harris, Jr.	68	4/96
Chairman of the Board and President
Worth Harris Carter, Jr. is a director and officer of the following companies:
Chairman of the Board of First National Bank since 1976, President since 1986
Chairman of the Board and President of Patrick Henry National Bank since 1977
Chairman of the Board of Peoples National Bank since 1976, President since 1981
Chairman of the Board of Blue Ridge Bank since 1982, President since 2004
Chairman of the Board and President of Community National Bank since 1985
Chairman of the Board and President of Mountain National Bank since 1996
Chairman of the Board and President of Shenandoah National Bank since 1996
Chairman of the Board and President of Patriot Bank since 1996
Chairman of the Board and President of First National Exchange Bank since 1998
Chairman of the Board and President of Mortgage Company of Virginia since 1984
Chairman of the Board and President of Bank Services of Virginia, Inc. since 1984
Chairman of the Board and President of Bank Services Insurance, Inc. since 2003
Chairman of the Board and President of Coresoft, Inc. since 2004
Chairman of the Board and President of Bank Building Corporation since 1988 Manager of Blackstone Properties LLC since 1998

Karavatakis, Phyllis Q.	51	2/05
Phyllis Q. Karavatakis is a Senior Vice President for Patrick Henry National Bank and has been for more than five years.

Moses, James C.	74	4/96

James C. Moses is President of Moses Insurance Agency, Inc. and has been for more than five years. He also has served as a director of Peoples National Bank since 1977 and of Patriot Bank, National Association since 1996.

Williams, R. E.	71	4/96

R. E. Williams is retired. Previously he was President of Dry Fork Milling Company Inc., Danville, Virginia for more than five years. He also has served as director of Peoples National Bank since 1977, Patriot Bank, National Association since 1996 and of Bank Building Corporation since 1995.

AUDIT COMMITTEE REPORT OF THE BOARD OF DIRECTORS

The entire Board of Directors functions as the Bank’s Audit Committee and in this capacity met four times in 2005. The functions of the Board in the audit area are focused on three areas:

•	the adequacy of the Bank’s internal controls and financial reporting process and the reliability the financial statements;

•	the independence and performance of the Bank’s internal auditors and independent auditors;

•	the Bank’s compliance with legal and regulatory requirements.

We meet with management periodically to consider the adequacy of the Bank’s internal controls and the objectivity of its financial reporting. We discuss these matters with the Bank’s independent auditors and with appropriate financial personnel and internal auditors.

We also periodically review the performance of the independent auditors and their independence from management.

All of the Directors who serve as the Bank’s Audit Committee, with the exception of Chairman of the Board and President Carter, are “independent” for the purposes of the Nasdaq Stock Market listing standards.

The Board has not adopted a written charter setting forth the responsibilities and authority of the Board in its capacity as the Audit Committee. Although Mr. Carter is not independent under the Nasdaq Stock Market or SEC standards for audit committee membership, the Board of Directors has determined that Mr. Carter possesses the knowledge and experience

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required to be considered an audit committee financial expert. In addition, the Board of Directors believes that all of the Bank’s Directors possess the financial knowledge and expertise necessary to protect the Bank’s shareholders in performing the functions of an audit committee. The Board of Directors is not aware of any family relationship between any Director, executive officer or person nominated by the Bank to become a Director; nor is the Board of Directors aware of any involvement in legal proceedings that would be material to an evaluation of the ability or integrity of any Director, executive officer or person nominated to become a Director.

Management has primary responsibility for the Bank’s financial statements and the overall reporting process, including the Bank’s system of internal controls.

The independent auditors audit the annual financial statements prepared by management, express an opinion as to whether those statements fairly present the financial position, results of operations and cash flows of the Bank in conformity with generally accepted accounting principles and discuss with us any issues they believe should be raised with us.

This year, we reviewed the Bank’s audited financial statements and met with both management and Goodman & Company, LLP, the Bank’s independent auditors, to discuss those financial statements. Management has represented to us that the financial statements were prepared in accordance with generally accepted accounting principles.

We have received from and discussed with Goodman & Company the written disclosure and the letter required by Independence Standards Board Statement No. 1 (Independence Discussions with Audit Committees) relating to that firm’s independence from the Bank. We also discussed with Goodman & Company the matters required to be discussed by Statement on Auditing Standard No. 61 (Communication with Audit Committees).

Based on these reviews and discussions, we recommended to the Board that the Bank’s audited financial statements be included in the Bank’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005 for filing with the Office of the Comptroller of the Currency (“OCC”).

Directors

George B. Buchanan, Jr.

Worth Harris Carter, Jr

Phyllis Q. Karavatakis

James C. Moses R. E. Williams

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires that Directors and executive officers, and persons who control more than 10% of the Bank’s equity securities, file reports of ownership and reports of changes in ownership of the Bank’s outstanding equity securities. All such filings have been filed timely during 2005.

The Bank has not adopted a Code of Ethics for its directors, executives and employees, primarily because management of the Bank believes and understands that our officers and directors adhere to and follow ethical standards without the necessity of a written policy. The Bank’s Board of Directors will revisit this issue in the future to determine if adoption of a code of ethics is appropriate. In the meantime, the Bank’s management requires and promotes honest and ethical conduct, full and fair disclosure in its reports to the OCC, and compliance with applicable governmental laws and regulations.

ITEM 10.	EXECUTIVE COMPENSATION.

The Bank’s compensation program is designed to offer competitive compensation to employees based on each individual’s contribution to the Bank’s overall success. As such, the program provides a competitive compensation package to attract and retain capable employees.

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The compensation and benefits program consists of salary, a profit sharing plan, and life, health and disability insurance. The compensation and benefits program for officers parallels that of all other employees. The Bank offers no stock options or other forms of equity compensation, bonuses, employment contracts, country club memberships or other perquisites to officers or employees.

The entire Board of Directors performs the functions of a Salary Committee for the Bank. The Board has the responsibility for administering the Bank’s overall compensation program and for setting the salaries for the Bank’s officers. In setting the compensation of the Bank’s officers, the Board generally relies on the recommendations of the Chairman and President and the Board members’ own significant personal knowledge of the compensation provided to other, similarly situated, executives in banking and other industries in the local area. The Board also reviews each individual’s performance and contribution to the overall Bank goals in determining the level of salary for the coming year.

Mr. Worth Harris Carter, Jr., Chairman of the Board and President, serves as the Chief Executive Officer of Central National Bank. As noted below under “Certain Relationships and Related Transactions,” Mr. Carter also serves as Chairman and President of nine other banks. The Salary Committee of the Board of Directors of (Patrick Henry National Bank) actually sets Mr. Carter’s annual salary each year. The cost of Mr. Carter’s compensation, which consists of his salary plus an amount equal to twenty-nine percent of his salary to cover payroll taxes and all other benefits, is shared by the ten banks on the basis of average deposits of each bank related to total average deposits of all the banks that he serves. Mr. Carter’s total compensation, which is paid through Bank Services of Virginia, Inc. (“Bank Services”), is reflected below in two charts. The first chart reflects Mr. Carter’s total compensation as paid by Bank Services. The second chart reflects only the portion of Mr. Carter’s total compensation that is allocated to Central National Bank. During 2005, no other executive officer of the Bank received compensation in excess of $100,000.

Summary Compensation Tables

Bank Services of Virginia, Inc.

Annual Compensation

Name and Principal Position	Year	Salary	Other Annual Compensation²	All Other Compensation³
Worth Harris Carter, Jr.	2005	$575,000	—	$80,000
Chairman of the Board and	2004	$575,000	—	$78,000
President	2003	$530,000	—	$67,000

(1)	This table shows the total cash compensation paid to Mr. Carter by Bank Services of Virginia, Inc. during 2005, 2004 and 2003 for his services as Chairman of the Board and President of all ten banks.
(2)	The amount of compensation in the form of perquisites and other personal benefits properly categorized in this column did not exceed the lesser of $50,000 or 10% of Mr. Carter’s annual salary for any of the three years reported.
(3)	“All Other Compensation” consists of amounts contributed for Mr. Carter under Bank Services’ qualified profit sharing plan and amounts contributed for Mr. Carter under Bank Services’ non-qualified profit sharing plan for highly paid executives. For 2005, these amounts consisted of $27,000 contributed to the qualified profit sharing plan and $53,000 contributed to the non-qualified profit sharing plan.

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Central National Bank

Annual Compensation

Name and Principal Position	Year	Salary	Other Annual Compensation²	All Other Compensation³
Worth Harris Carter, Jr.	2005	$25,000	—	$3,000
Chairman of the Board and President	2004	$27,000	—	$4,000
	2003	$26,000	—	$3,000

(1)	This table shows the portion of Mr. Carter’s total cash compensation during 2005, 2004 and 2003 allocated to Central National Bank.
(2)	The amount of compensation in the form of perquisites and other personal benefits properly categorized in this column did not exceed the lesser of $50,000 or 10% of Mr. Carter’s annual salary for any of the three years reported.
(3)	“All Other Compensation” consists of the portion allocated to Central National Bank for contributions on Mr. Carter’s behalf to Bank Services’ qualified profit sharing plan and non-qualified profit sharing plan for highly paid executives. For 2005, the portion allocated to Central National Bank consisted of $1,000 for the qualified profit sharing plan and $2,000 for the non-qualified profit sharing plan.

Profit Sharing Plan

The Bank has adopted an integrated profit sharing plan. The plan covers all full time employees that have been employed for six (6) months and have reached the age of 20-1/2 as of the first day of the plan year. Persons who have reached the age of 62 are fully vested regardless of length of service. The regular vesting schedule is as follows:

Years of Service	Vested Percentage	Forfeitable Percentage
Less than 5	0	100
5 or more	100	0

Each year the Board of Directors determines what amount, if any, is to be allocated to the plan out of accumulated or current earnings of the Bank. The Bank’s contribution to the plan was $68,000 in 2005, $65,000 in 2004, and $54,000 in 2003.

Chairman of the Board and President Carter does not participate in the profit sharing plan of Central National Bank or any of the other nine banks. Instead, Mr. Carter participates in the two profit sharing plans of Bank Services of Virginia, Inc., a qualified profit sharing plan and a nonqualified plan for highly paid executives whose contribution to the qualified plan is limited due to IRS regulations. The Bank’s annual contributions to these plans on Mr. Carter’s behalf are detailed in the two Summary Compensation Tables above.

DIRECTOR COMPENSATION

Each outside Director (not also an officer of the Bank) currently receives $75 for each Board meeting attended.

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ITEM 11.	SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS.

The following table shows as of March 16, 2006, the beneficial ownership of the Bank’s common stock of each Director, the executive officers identified in the Summary Compensation Table and the Bank’s Directors and executive officers as a group. As of March 16, 2006, the Bank’s Directors and executive officers as a group, beneficially owned 55,297 shares (or 23.0%) of the Bank’s outstanding common stock.

Name	Amount and Nature of Beneficial Ownership (1)(2)		Ownership as a Percentage of Common Stock Outstanding
Buchanan, George B., Jr.	11,838	(3)	5.01%
Carter, Worth Harris, Jr.	40,339	(4)	17.06%
Karavatakis, Phyllis Q.	265	(5)	0.1%
Moses, James C.	880	(6)	0.4%
Williams, R. E.	1,975		0.8%
All Directors and Executive	55,297		23%
Officers as a Group (5 persons)

(1)	For purposes of this table, beneficial ownership has been determined in accordance with the provisions of Rule 13d-3 of the Securities Exchange Act of 1934 under which, in general, a person is deemed to be the beneficial owner of a security if he has or shares the power to vote or direct the voting of the security or the power to dispose of or direct the disposition of the security, or if he has the right to acquire beneficial ownership of the security within sixty days.
(2)	Unless otherwise indicated, the shares listed in the table represent sole voting and investment power.
(3)	Includes 11,678 shares held jointly with Mr. Buchanan’s wife.
(4)	Includes 3,950 shares held by Mr. Carter as custodian for his children and grandchildren; 150 shares held by Mr. Carter’s son, Ernest Linwood Carter, II, who resides in Mr. Carter’s household; 980 shares held for Mr. Carter’s account in the Mortgage Company of Virginia, Inc./Bank Services of Virginia, Inc. Non-Qualified Profit-Sharing Plan; 4,400 shares held by C&C Realty, Inc.,of which Mr. Carter is president and a 50% owner; 370 shares held by Mr. Carter’s brother, Ernest L. Carter; and 289 shares held as executor of his wife’s estate.
(5)	Includes 3 shares held jointly with Mrs. Karavatakis’ husband and 162 shares held by Mrs. Karavatakis as custodian for her daughter.
(6)	Includes 588 shares held by the James C. Moses & Nancy Wells Moses Revocable Living Trust, of which Mr. Moses and his wife are co-trustees

Equity Compensation Plans. No disclosure regarding equity compensation plans has been provided because the Bank does not have any outstanding equity compensation plans or arrangements that would be covered by Item 201(d) of Regulation S-B.

ITEM 12.	CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.

Mr. Carter, Chairman of the Board and President of Central National Bank also serves as Chairman of the Board and President of Patrick Henry National Bank, Blue Ridge Bank, N.A., Mountain National Bank, Community National Bank, First National Bank, First National Exchange Bank, Peoples National Bank, Patriot Bank, N.A., and Shenandoah National Bank.

17

The Bank maintains a correspondent bank account with one of these banks. In 2005 and 2004, the average daily balance in this account was considered a normal operating balance to facilitate general business transactions. The Bank also participates in loan transactions with these banks. These transactions are at carrying value and do not involve more than the normal risk of collectibility or present other unfavorable features.

The Bank owns 10% of the outstanding common stock of The Mortgage Company of Virginia, Inc. The remaining common stock is equally owned by the banks listed above. The Mortgage Company of Virginia owns 100% of Bank Services of Virginia, Inc. The business of both of these companies is to provide operational support services to the ten banks. The Bank is charged for its share of these services. The cost of this expense is shared by the ten banks on the basis of average deposits of each bank related to total average deposits of all the banks.

The Mortgage Company of Virginia, Inc. also owns 100% of Bank Services Insurance, Inc. Bank Services Insurance, Inc. provides insurance products to the banks and customers in the Danville area. The premiums paid to Bank Services Insurance, Inc. equaled $9,000 at December 31, 2005.

The Mortgage Company of Virginia, Inc. also owns 50% of Coresoft, Inc. represented by an initial $1,000 investment during 2004. Coresoft, Inc. is in the process of developing a core software package the banks listed above will use. At December 31, 2005, Coresoft, Inc. had an outstanding note payable to the Mortgage Company of $1,400,000.

The Chairman of the Board and President of the Bank also serves as Chairman of the Board and President of Bank Building Corporation and Manager of Blackstone Properties, LLC, it’s wholly owned subsidiary (the “companies”). The companies lease branches to certain of the banks listed above. At December 31, 2005, the Bank leased three offices from the companies. Rental expense under these leases was $ 158,000 in 2005, $208,000 in 2004 and $174,000 in 2003. The Bank also leases offices from non-related parties under various terms. Rental expense under that lease was $37,000 for 2005 and 2004 and $29,000 for 2003. Future minimum lease payments will be $213,000 per year through 2010, and thereafter (may vary based on changing interest rates). As of December 31, 2005 and 2004, the Bank had loans totaling $1,040,000 and $1,064,000, respectively, to Bank Building Corporation. These loans were made to purchase bank branches leased to affiliated banks. The loans are secured by these branches and the related leases, and have repayment terms similar to other loan customers of the Bank.

In the ordinary course of business, the Bank’s Directors and executive officers and their related interests were customers of, and had transactions with the Bank. Loan transactions with Directors and officers, principal security holders and associates were made on substantially the same terms as those prevailing at the time for comparable loans to other persons and did not involve more than normal risk of collectibility or present other unfavorable features. There was no such loan activity during 2005 or 2004.

ITEM 13.	EXHIBITS.

Exhibits:
3.1	Articles of Association (filed with the Office of the Comptroller of the Currency prior to the opening of the Bank)

3.2	Amended and Restated Bylaws (as amended and restated through February 17, 2005) (incorporated by reference to Exhibit 3.2 to Form 8-K filed with the Office of the Comptroller of the Currency on February 17, 2005)

13	2005 Annual Report to Shareholders, as revised

31	Certification by principal executive officer and principal financial officer pursuant to Rule 13a-14(a)

32	Certification of principal executive officer and principal financial officer pursuant to 18 U.S.C. § 1350

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ITEM 14.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Goodman & Company, LLP served as the Bank’s independent public auditors for the year ended December 31, 2005, and has been selected by the Board to act as the Bank’s independent public auditors for the year ending December 31, 2006. A representative of Goodman & Company will be present at the Annual Meeting and will be given the opportunity to make a statement and respond to appropriate questions from shareholders.

The following table presents the fees for professional audit services rendered by Goodman & Company for the audit of the Bank’s annual financial statements for the years ended December 31, 2005 and 2004, and fees billed for other services rendered by Goodman & Company during those periods.

Year Ended December 31,

	2005	2004
Audit fees¹	$3,350	$3,130
Audit-related fees	—	—
Tax fees²	3,265	3,100
All other fees	—	—

Total Fees	$6,615	$6,230

1	Audit fees consist of audit and review services, consents and review of documents filed with the OCC.
2	Tax fees consist of preparation of federal and state tax returns and consultation concerning tax compliance issues.

In its capacity as the Audit Committee, the Board of Directors considered the compatibility of the non-audit-related services performed by and fees paid to Goodman & Company in 2005 and 2004 and the proposed non-audit-related services and proposed fees for 2006 and determined that such services and fees are compatible with the independence of Goodman & Company as the Bank’s independent auditors.

Also in its capacity as the Audit Committee, the Board of Directors pre-approves all audit (including audit-related) and permitted non-audit services to be performed by the independent auditors. The Board of Directors annually approves the year-end audit to be performed by the Bank’s independent auditors for the fiscal year. With respect to other permitted services, the Board of Directors pre-approves specific engagements, projects and categories of services on a fiscal year basis.

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SIGNATURES

In accordance with Section 13 or 15(d) of the Exchange Act, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CENTRAL NATIONAL BANK

Date: September 8, 2006	/s/ Worth Harris Carter, Jr.
Worth Harris Carter, Jr.
Chairman of the Board and President

In accordance with the Exchange Act, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Signature	Capacity	Date

/s/ Worth Harris Cater, Jr.
Worth Harris Carter, Jr.	Chairman of the Board and President (principal executive, principal financial and principal accounting officer)	September 8, 2006

/s/ George B. Buchanan, Jr.
George B. Buchanan, Jr.	Director	September 8, 2006

/s/ Phyllis Q. Karavatakis
Phyllis Q. Karavatakis	Director	September 8, 2006

James C. Moses	Director	September , 2006

/s/ R. E. Williams
R. E. Williams	Director	September 8, 2006

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Exhibit 31

CERTIFICATION

I, Worth Harris Carter, Jr., certify that:

1.	I have reviewed this annual report on Form 10-KSB/A of Central National Bank;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report; and

3.	Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the small business issuer as of, and for, the periods presented in this report.

Date: September 8, 2006	/s/ Worth Harris Carter, Jr.
Worth Harris Carter, Jr.
Chairman of the Board and President
(principal executive officer and principal financial officer)

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Exhibit 32

CERTIFICATION OF

PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350)

The undersigned, as the principal executive officer and principal financial officer of Central National Bank, certifies that, to the best of his knowledge and belief, the Annual Report on Form 10-KSB/A for the fiscal year ended December 31, 2005 which accompanies this certification fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of Central National Bank at the dates and for the periods indicated. The foregoing certification is made pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350) and shall not be relied upon for any other purpose. The undersigned expressly disclaims any obligation to update the foregoing certification except as required by law.

Date: September 8, 2006	/s/ Worth Harris Carter, Jr.
Worth Harris Carter, Jr.
Chairman of the Board and President
(principal executive officer and principal financial officer)

22

Exhibit 13

2005

Annual Report

Central National Bank

Member FDIC

Management’s Discussion and Analysis of Financial Condition and Results of Operation

Except for the historical information contained in this report, the matters set forth herein include Forward-Looking Statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These Forward-Looking Statements included, among other things, statements of goals, plans, intentions, and expectations, regarding or based upon desired business strategies, general economic conditions, interest rates, developments in local and national markets, and other matters, which, by their nature, are subject to significant uncertainties. Because of these uncertainties and the assumptions upon which this report is based, actual future developments with respect to the business of the Bank may differ materially from those contemplated by such statements.

Critical Accounting Policies. The accounting and reporting policies of the Bank conform to generally accepted accounting principles in the United States of America (GAAP) and to general practices within the banking industry. The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. We believe the most significant of these estimates involves the allowance for loan losses because of its potential impact on our overall performance. We have described our policies in this area below. A summary of the Bank’s significant accounting policies can be found in the Notes to the Financial Statements.

In general, determining the amount of the allowance for loan losses requires significant judgment and the use of estimates by management. The Bank maintains an allowance for loan losses to absorb probable losses in the loan portfolio based on a quarterly analysis of the portfolio and expected future losses. This analysis determines an appropriate level of the allowance for loan losses by considering factors affecting loan losses, including specific losses, levels and trends in impaired and non-performing loans, historical loan loss experience, current economic conditions, volume, growth and composition of the portfolio, and other relevant factors. The Bank records a provision for loan losses to maintain the allowance at an adequate level. The provision expense could increase or decrease each quarter based upon the results of management’s formal analysis.

The amount of the allowance represents management’s estimate of expected losses from existing loans based upon specific allocations for individual lending relationships and historical loss experience. The allowance for loan losses related to impaired loans is based on discounted cash flows using the loan’s initial effective interest rate or the fair value of the collateral for certain collateral dependent loans. This evaluation requires management to make estimates of the amounts and timing of future cash flows on impaired loans, which consists primarily of nonaccrual and restructured loans. Actual losses for these loans can vary significantly from these estimates.

Summary of Operations. Net income for 2005 equaled $731,000, or $3.09 per share, compared to $943,000, or $3.99 per share, for 2004. This represents a return on average assets of 0.65% and return on average equity of 7% compared to 0.80% and 10%, respectively, for last year.

Total deposits increased $4.6 million during the year. There has been a slight shift in the composition of our deposits as customers have moved their funds from shorter-term accounts into Certificates of Deposit. LIFETIME FREE CHECKING and time deposits increased while all other categories decreased.

Net Interest Income. Net interest income is our largest source of revenue and has been impacted by the very low level of interest rates for the last two years. Since 2001, the Federal Reserve has reduced the target rate for federal funds, which is a major factor in the level of most short-term interest rates, from 6.50% to 1.00%. The 1.00% rate continued until June 2004 when the Federal Reserve began a series of one-quarter percent increases on 14 different occasions over the last year and a half, to the latest increase in January 2006 at 4.50%. The Fed is expected to increase rates one or two times before pausing.

While we increased loans and investments, the increase in our costs of deposits occurred more rapidly than our increase in interest income and, as a result, net interest income declined $102,000 over the prior year. This was a significant improvement over the $809,000 decline in net interest income from 2003 to 2004. With interest rates at a higher level we anticipate our existing loans will increase in yield at a faster pace than the net increase in the costs of deposits.

The following table shows a summary of the changes in interest income and interest expense resulting from changes in volume and changes in rates (in thousands) for each category of interest-earning assets and interest-bearing liabilities for 2005/2004 and 2004/2003.

(Dollars in Thousands)

Asset/Liability	2005 vs 2004 Increase (Decrease) (Revised)	2004 vs 2003 Increase (Decrease)
Real Estate Loans	$26	$(1,132)
Installment Loans	91	(63)
Commercial Loans	(258)	163

Total Loans	(141)	(1,032)

Interest-Bearing Deposits in Other Financial Institutions	71	72
Investment Securities	(146)	(291)
Federal Funds Sold	236	17

Total Earning Assets	20	(1,234)

Interest-Bearing Transactions Accounts	60	(16)
Savings Accounts (Includes MMDAs)	(18)	(53)
Certificates of Deposit $100,000 and Over	78	66
Other Certificates of Deposit	77	(430)

Total Deposits	197	(433)
Subordinated Notes	14	(1)
Federal Funds Purchased	(90)	9
Notes Issued to the U. S. Treasury	1	—

Total Interest-Bearing Liabilities	122	(425)

Change in Net Interest Income	$102	$809

2

The following table details the average balances and cost and yield data for the earning assets and interest-bearing liabilities:

(Dollars in Thousands)

	2005 (Revised)			2004			2003
Asset/Liability	Average Balance	Interest	Yield/ Cost	Average Balance	Interest	Yield/ Cost	Average Balance	Interest	Yield/ Cost
Real Estate Loans	$51,738	$3,141	6.07%	$50,442	$3,115	6.18%	$57,662	$4,247	7.37%
Installment Loans	2,652	241	9.09%	2,559	150	5.86%	2,445	213	8.71%
Commercial Loans	11,796	756	6.41%	17,119	1,014	5.92%	13,346	851	6.38%

Total Loans	66,186	4,138	6.25%	70,120	4,279	6.10%	73,453	5,311	7.23%

Interest-Bearing Deposits in Other Financial Institutions	11,148	422	3.79%	15,447	351	2.27%	11,629	279	2.40%
Investment Securities	15,339	620	4.04%	16,461	766	4.65%	21,808	1,057	4.85%
Federal Funds Sold	7,536	296	3.93%	5,867	60	1.02%	4,307	43	1.00%

Total Earning Assets	100,209	5,476	5.46%	107,895	5,456	5.06%	111,197	6,690	6.02%

Interest-Bearing Transaction Accounts	7,129	88	1.23%	5,649	28	0.50%	5,280	44	0.83%
Savings Accounts (Includes MMDAs)	17,481	231	1.32%	21,095	249	1.18%	18,218	302	1.66%
Certificates of Deposit $100,000 and Over	16,370	627	3.83%	18,895	549	2.91%	19,036	483	2.54%
Other Certificates of Deposit	38,863	1,181	3.04%	41,571	1,104	2.66%	50,096	1,534	3.06%

Total Deposit	79,843	2,127	2.66%	87,210	1,930	2.21%	92,630	2,363	2.55%
Subordinated Notes	—	—	—	1,500	90	6.00%	1,500	91	6.07%
Federal Funds Purchased	1,656	26	1.57%	1,051	12	1.14%	—	3	—
Notes Issued to the U.S. Treasury	74	2	—	82	1	1.22%	—	1	—

Total Interest-Bearing Liabilities	$81,573	$2,155	2.64%	$89,843	$2,033	2.26%	$94,130	$2,458	2.61%

Net Interest Income		$3,321			$3,423			$4,232

Net Yield on Earning Assets			3.31%			3.17%			3.81%

Loans. Loans increased from $66 million at year-end 2004 to $69 million at year-end 2005, a increase of $3.3 million, or 5%. This increase occurred primarily in the Real-Estate secured loan segment of the portfolio.

The portfolio remains concentrated in real estate loans with real estate loans making up approximately 78% of total loans at year-end 2005 compared to 73% in 2004.

The Bank also continues to maintain flexibility in the maturity of the loan portfolio. Approximately 71% of the loans have adjustable interest rates as of year-end 2005 compared to 61% at year-end 2004. In addition, the combination of adjustable rate and fixed rate loans that adjust or mature within one year equals 36% of the total portfolio at year-end 2005 compared to 88% last year.

Allowance and Provision for Loan Losses. As discussed previously, the Allowance for Loan Losses represents management’s estimation of the amount necessary to absorb future losses in the loan portfolio. On the Statement of Condition, the Allowance for Loan Losses is deducted from Total Loans so that the net amount shown represents the estimated realizable total loans. The Provision for Loan Losses is the amount charged to expense to maintain the Allowance at an adequate level.

Based on managements analysis of the loan portfolio including nonaccrual and impaired loans, the Provision for Loan Losses remained consistent at $84,000 for 2005 and 2004.

(Dollars in thousands)

	December 31
	2005	2004	2003	2002	2001
Balance Beginning of Year	$1,038	$982	$520	$444	$389
Provision for Loan Losses	84	84	513	84	60
Net Loan Losses
Real Estate Loans	103	13	42	—	—
Installment Loans	10	15	9	8	5
Commercial Loans	—	—	—	—	—

Total Net Loan Losses	113	28	51	8	5

Balance	$1,009	$1,038	$982	$520	$444

Net loan Losses to Average Loans	0.17%	0.04%	0.07%	0.01%	0.01%
Allowance for Loan Losses to Period-End Loans	1.46%	1.57%	1.33%	0.79%	0.70%

Nonaccrual loans are those loans contractually past due 90 days or more on which no interest is being accrued.

Other real estate owned consists of real estate acquired through foreclosure. These properties are reviewed quarterly and reduced to an estimated realizable value at that time.

3

Information concerning nonaccrual loans and other real estate owned is presented in the following table:

(Dollars in thousands)

	December 31
	2005 (Revised)	2004	2003	2002	2001

Nonaccrual Loans
Real Estate	$3,050	$1,075	$1,077	$—	$—
Installment	—	—	—	—	3
Commercial	—	—	—	—	—

Total Nonaccrual Loans	3,050	1,075	1,077	—	3
Real Estate Owned Other Than Bank Premises	772	927	285	403	111

Total Non-Performing Assets	$3,822	$2,002	$1,362	$403	$114

Allowance for Loan Losses to Non-Performing Assets	263%	518%	72%	129%	389%

The following table presents the volume of loans contractually past due for 90 days or more on which interest continues to be accrued. These loans are believed to be well collateralized and present little or no likelihood of loss of principal.

(Dollars in thousands)

	December 31
Loans 90 Days or More Past Due	2005	2004	2003	2002	2001
Real Estate	$—	$1,700	$1,191	$—	$1,218
Installment	—	—	—	—	—
Commercial	—	—	—	—	—
Total Loans 90 Days or More Past Due	$—	$1,700	$1,191	$—	$1,218

Non-Interest Income and Expense. Non-interest Income equaled $423,000 for 2005 compared to $459,000 for 2004. The principal component of non-interest income is service charges on deposit accounts, which equaled $339,000 for 2004 and 2005. Non-interest expenses increased from $2.5 million in 2004 to $2.6 million in 2005. All categories of non-interest expense increased.

Investments. The total investment securities increased $4.2 million, or 35% With interest rates at levels never seen in recent times we increased investments in U. S. Agency Securities, where higher yields were available, while reducing interest bearing deposits in other financial institutions.

Deposits. Total deposits increased $4.6 million compared to last year. Time deposits and Lifetime Free Checking increased while all other deposit categories decreased. There was a shift in deposits as customers began moving their funds from shorter-term accounts into Certificate of Deposits.

Interest Sensitivity Analysis. The frequency with which interest rates on earning assets and interest bearing liabilities change has a significant impact on net interest income. The following table presents the anticipated changes based on the contractual maturity of each instrument. Expected maturities may differ from contractual maturities as both borrowers and depositors may have the right to call or prepay obligations with or without call or prepayment penalties.

(Dollars in thousands)

(Revised) Use of Funds	Within One Year	One to Five Years	Over Five Years	Total
Interest-Bearing Deposits in Other Financial Institutions	$10,099	$1,287	$—	$11,386
Investment Securities	1,893	14,503	—	16,396
Loans	24,907	28,410	16,205	69,522

Total Earning Assets	$36,899	$44,200	$16,205	$97,304

Deposits
Interest-Bearing Demand	$8,450	$—	$—	$8,450
Regular Passbook Savings	10,064	—	—	10,064
Time Deposits
Certificates of Deposit $100,000 and Over	4,134	13,082	—	17,216
Other	20,813	18,797	—	39,610

Total Deposits	43,461	31,879	—	75,340
Federal Funds Purchased	—	—	—	—
Subordinated Notes	—	—	—	—
Notes issued to the U. S. Treasury	264	—	—	264

Total Interest-Bearing Liabilities	$43,725	$31,879	$—	$75,604

Maturity/Rate Sensitivity Gap Per Period	$(6,826)	$12,322	$16,205	$21,700
Cumulative Maturity/Rate Sensitivity Gap	$(6,826)	$5,495	$21,700

4

Capital. The federal regulatory agencies use risk-based capital ratios to analyze the adequacy of a bank’s capital. These ratios weigh bank assets from 0% to 100% depending upon the risk inherent in each type of asset. The Bank continues to meet all requirements for a well capitalized bank as defined by the regulatory agencies. The following table presents the key risk-based capital ratios for December 31, 2005 and 2004. Additional details regarding capital may be found in the footnotes of the Financial Statements.

	2005 (Revised)	2004
Tier 1 Ratio	13.39%	12.52%
Total Risk-Based Capital Ratio	14.64%	13.77%
Leverage Ratio	8.90%	8.90%

Liquidity. Liquidity is our ability to fund both loans and investments in the normal course of business and to provide adequate protection for unexpected deposit withdrawals or other demands for funds without incurring a significant negative impact on profitability. Our primary source of day-to-day liquidity lies in the combination of cash, deposit balances, checks in the process of collection, deposit growth and federal funds sold. Federal funds are excess funds that are sold to other banks, generally on a one-day basis. Normal funds from the repayment of loans and investments augment these funds.

Our secondary source of liquidity lies in our investments and deposits in other financial institutions. While our investments are categorized as held-to-maturity, they consist of short-term U. S. Agency Securities that are readily marketable. As reflected in the previous Interest Sensitivity Analysis, the majority of our investment securities mature in five years or less. Interest-bearing deposits in other financial institutions generally mature in two years or less and the volume of this investment decreased $5.2 million during the year.

Management’s Responsibility for Financial Reporting

The management of Central National Bank has prepared and is responsible for the accompanying financial statements, together with the financial data and other information presented in this annual report. Management believes that the financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America appropriate under the circumstances and include amounts that are based on management’s best estimates and judgments.

Management maintains and depends upon an internal accounting control system designed to provide reasonable assurance that transactions are executed in accordance with management’s authorization, that financial records are reliable as the basis for preparation of all financial statements, and that the Bank’s assets are safeguarded. The design and implementation of all systems of internal control are based on judgments required to evaluate the costs of control in relation to the expected benefits and to determine the appropriate balance between these costs and benefits. The Bank maintains a professional internal audit staff to monitor compliance with the system of internal control. Operational and special audits are conducted, and audit reports are submitted to appropriate management.

The Board of Directors functions as the audit committee and meets periodically with the independent public accountants, Goodman & Company, management and internal auditors to review accounting, auditing and internal reporting matters. The independent public accountants and internal auditors have free access to the Board to discuss the results of their audit work and their evaluations of internal controls and the quality of financial reporting.

The responsibility of Goodman & Company is limited to an expression of their opinion as to the fairness of the financial statements. Their opinion is based on an audit conducted in accordance with Standards of the Public Company Accounting Oversight Board (United States), as described in their report.

Worth Harris Carter, Jr.

Chairman of the Board, President and Chief Financial Officer

5

Certified Public Accountants

Specialized Services

Business Solutions

Report of Independent Registered Public Accounting Firm

Board of Directors and Shareholders

Central National Bank

We have audited the accompanying statements of financial condition of Central National Bank (Bank) as of December 31, 2005 and 2004, and the related statements of income, shareholders’ equity and cash flows for each of the years in the three-year period ended December 31, 2005. These financial statements are the responsibility of the Bank’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Central National Bank as of December 31, 2005 and 2004, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

As further discussed in Note 22 to the financial statements, the statements of financial condition as of December 31, 2005, and the related statements of operations, shareholders’ equity and cash flows for the year ended December 31, 2005, have been revised.

Danville, Virginia

March 1, 2006

110 Exchange Street, Suite G

Danville, VA 24541

ph: 434.792.5334

fax: 434.791.6061

www.goodmanco.com

6

Statements of Financial Condition

(Dollars in Thousands)

	December 31
	2005 (Revised)	2004

ASSETS:
Interest-Bearing Deposits in Other Financial Institutions	$11,386	$16,635
Investment Securities (Fair Value $16,132 in 2005, $12,222 in 2004)	16,396	12,186
Loans (Net of Unearned Income)	69,275	66,032
Less: Allowance for Loan Losses	(1,009)	(1,038)

Net Loans	68,266	64,994
Earning Assets	96,048	93,815
Cash and Due from Banks	7,541	4,724
Bank Premises and Equipment	2,328	2,398
Real Estate Owned Other Than Bank Premises	772	927
Investment in Associated Company	769	618
Other Assets	1,325	1,183

TOTAL ASSETS	$108,783	$103,665

LIABILITIES:
Deposits:
LIFETIME FREE CHECKING	$22,773	$18,333
Interest-Bearing Demand	8,450	11,436
Regular Passbook Savings	10,064	10,781
Time Deposits:
Certificates of Deposit $100,000 and Over	17,216	15,219
Other	39,610	37,695

TOTAL DEPOSITS	98,113	93,464
Federal Funds Purchased	—	500
Notes Issued to the U.S. Treasury	264	50
Other Liabilities	203	179

TOTAL LIABILITIES	98,580	94,193

SHAREHOLDERS’ EQUITY:
Common Stock, Par Value Per Share $5.00; 2,500,000 shares authorized; 236,439 shares outstanding in 2005 and 2004	1,182	1,182
Surplus	5,651	5,651
Undivided Profits	3,370	2,639

TOTAL SHAREHOLDERS’ EQUITY	10,203	9,472

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$108,783	$103,665

The accompanying notes are an integral part of these financial statements.

7

Statements of Income

(Dollars in Thousands Except Per Share Data)

	Years Ended December 31
	2005 (Revised)	2004	2003

INTEREST INCOME:
Interest and Fees on Loans:
Taxable	$4,079	$4,055	$5,074
Non-Taxable	59	224	237
Interest on Deposits in Other Financial Institutions	422	351	279
Interest on Federal Funds Sold	296	60	43
Interest and Dividends on Securities:
U.S. Agency Securities and Other	613	721	1,021
States and Political Subdivisions	7	45	36

TOTAL INTEREST INCOME	5,476	5,456	6,690

INTEREST EXPENSE:
Interest on Time Deposits $100,000 and Over	627	549	483
Interest on Other Deposits	1,500	1,381	1,880
Interest on Subordinated Notes	—	90	91
Interest on Federal Funds Purchased	26	12	3
Interest on Notes to the U.S. Treasury	2	1	1

TOTAL INTEREST EXPENSE	2,155	2,033	2,458

NET INTEREST INCOME	3,321	3,423	4,232
Provision for Loan Losses	84	84	513

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	3,237	3,339	3,719

NON-INTEREST INCOME:
Service Charges, Commission and Fees	339	339	331
Other Non-Interest Income	84	120	99

TOTAL NON-INTEREST INCOME	423	459	430

NON-INTEREST EXPENSE:
Salaries and Employee Benefits	1,429	1,366	1,201
Occupancy Expense	428	401	381
Operations Center Expense	472	463	467
Other Non-Interest Expense	283	271	250

TOTAL NON-INTEREST EXPENSE	2,612	2,501	2,299

INCOME BEFORE INCOME TAXES	1,048	1,297	1,850
Income Tax Expense	317	354	538

NET INCOME	$731	$943	$1,312

NET INCOME PER SHARE:*
Basic and Diluted	$3.09	$3.99	$5.55

*	Net income per share has been retroactively adjusted to reflect the stock dividend in 2003.

The accompanying notes are an integral part of these financial statements.

8

Statements of Cash Flows

(Dollars in Thousands)

	Years Ended December 31
	2005 (Revised)	2004	2003
Cash Flows From Operating Activities:
Net Income	$731	$943	$1,312
Adjustments to reconcile to net cash from operating activities:
Provision for Loan Losses	84	84	513
Depreciation of Premises and Equipment	98	70	68
Provision for Deferred Income Taxes	30	39	(149)
Equity in Undistributed Income from Associated Company	(1)	(11)	(10)
(Decrease) in Unearned Income	38	20	(17)
(Increase) Decrease in Other Assets	(142)	160	31
Increase (Decrease) in Other Liabilities	54	(11)	(373)

Net Cash from Operating Activities	892	1,294	1,375

Cash Flows From Investing Activities:
Maturity of Interest-Bearing Deposits	12,081	12,678	8,918
Purchase of Interest-Bearing Deposits	(6,832)	(16,734)	(11,688)
Purchase of Investment Securities	(8,000)	(10,000)	(880)
Proceeds from maturities, calls and redemptions of Investment Securities	3,790	15,366	9,898
Purchase of Bank Premises and Equipment	(28)	(271)	(48)
Net Increase (Decrease) in Short-Term Loans Outstanding, Net	401	3,787	6,225
Longer-Term Loans Originated or Purchased	(13,020)	(9,136)	(21,826)
Principal Collected on Longer-Term Loans	9,165	12,494	7,618
Sale (Purchase) of Other Real Estate	155	—	118
Investment in Associated Company	(150)	—	(199)

Net Cash from Investing Activities	(2,438)	8,184	(1,864)

Cash Flows From Financing Activities:
Net Increase in Demand and Savings Accounts	737	(88)	11,196
Proceeds from Sale of Time Deposits	27,380	32,158	46,241
Payments on Matured Time Deposits	(23,468)	(40,236)	(56,463)
Stock Dividends	—	—	(11)
Subordinated Note	—	(1,500)	—
Increase (Decrease) in Notes Issued to U.S. Treasury	214	(4)	(297)

Net Cash from Financing Activities	4,863	(9,670)	666

Net Change in Cash and Equivalents	3,317	(192)	177
Cash and Equivalents at Beginning of Year	4,224	4,416	4,239

Cash and Equivalents at End of Year	$7,541	$4,224	$4,416

Supplementary Data:
Cash Paid for Interest	$2,136	$2,064	$2,530
Cash Paid for Income Taxes	317	354	538
Loans Transferred to Foreclosed Assets	—	641	—

The accompanying notes are an integral part of these financial statements.

9

Statements of Changes in Shareholders’ Equity

(Dollars in Thousands)

	COMMON STOCK		SURPLUS	UNDIVIDED PROFITS
	SHARES	AMOUNT
Year Ended December 31, 2003
Balance at Beginning of Year	215,173	$1,076	$4,801	$1,351
Net Income	—	—	—	1,312
Stock Dividends (10%)	21,266	106	850	(967)

Total	236,439	$1,182	$5,651	$1,696

Year Ended December 31, 2004
Balance at Beginning of Year	236,439	$1,182	$5,651	$1,696
Net Income	—	—	—	943

Total	236,439	$1,182	$5,651	$2,639

Year Ended December 31, 2005 (Revised)
Balance at Beginning of Year	236,439	$1,182	$5,651	$2,639
Net Income	—	—	—	731

Total	236,439	$1,182	$5,651	$3,370

The accompanying notes are an integral part of these financial statements.

10

Notes to Financial Statements

(Dollars in Thousands in Charts, Except Per Share Data)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accounting and reporting policies of Central National Bank are in accordance with accounting principles generally accepted in the United States of America, and general practices within the banking industry that are consistent with reports filed with regulatory agencies.

NATURE OF OPERATIONS

The Bank generates commercial (including agricultural), mortgage and consumer loans and receives deposits from customers located primarily in the City of Lynchburg and Amherst and Campbell counties in Virginia and the surrounding areas. The Bank operates under a national charter and provides full banking services. As a national bank, the Bank is subject to regulation by the Comptroller of the Currency, Federal Deposit Insurance Corporation, and the Board of Governors of the Federal Reserve System.

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Material estimates that are particularly susceptible to significant change in the near term relate to the determination of the allowance for loan losses, and other real estate owned.

CASH AND CASH EQUIVALENTS

For purposes of cash flows, cash and cash equivalents include cash on hand, demand balances due from banks and federal funds transactions. Generally, federal funds are purchased and sold for one-day periods.

SECURITIES

Investment securities are stated at cost, adjusted for amortization of premiums and accretion of discounts, and computed by the interest method. The Bank has the positive intent and ability to hold these securities until maturity. Gains and losses on sales, if any, of securities are based upon the adjusted cost of the specific securities sold.

LOANS

Loans are recorded at the amount of the loan disbursed to borrowers plus the applicable amount, if any, of unearned income and other charges, less payments received. Income earned on loans is recognized by methods which generally result in level rates of return on principal amounts outstanding. The net amount of nonrefundable loan origination fees approximates the direct costs associated with the lending process.

The allowance for loan losses is an estimate of losses inherent in the loan portfolio as determined by management taking into consideration historical loan loss experience, diversification of the loan portfolio, amounts of secured and unsecured loans, banking industry standards and averages, and general economic conditions. Ultimate losses may vary from current estimates. These estimates are reviewed periodically and as adjustments become necessary, they are reported in earnings in the periods in which they become reasonably estimable.

Management determines loan impairment using guidelines established by Statement of Financial Accounting Standards No. 114 (SFAS 114), “Accounting by Creditors for Impairment of a Loan (as amended by SFAS No. 118, Accounting by Creditors for Impairment of a Loan - Income Recognition and Disclosures)”. Under this accounting standard, a loan is considered to be impaired when it is probable that the Bank will be unable to collect all principal and interest amounts according to the contractual terms of the loan agreement. A performing loan may be considered impaired. The allowance for loan losses related to loans identified as impaired is primarily based on the excess of the loan’s current outstanding principal balances over the estimated fair value of the related collateral. For a loan that is not collateral-dependent, the allowance is recorded at the amount by which the outstanding principal balance exceeds the current best estimate of the future cash flows on the loan discounted at the loan’s original effective interest rate. Interest on impaired loans is recognized when cash is received.

BANK PREMISES AND EQUIPMENT

Premises and equipment are stated at cost, less accumulated depreciation. Depreciation is charged to operating expenses over the estimated useful life of the assets by accelerated and straight-line methods. Costs of maintenance or repairs are charged to expense as incurred and improvements are capitalized. Upon retirement or disposal of an asset, the asset and related allowance account are eliminated. Any gain or loss on such transactions is included in current operations. Depreciation has been included under Occupancy Expense in the Statements of Income in the amount of $98,000 in 2005, $70,000 in 2004, and $68,000 in 2003.

OTHER REAL ESTATE OWNED

Real estate properties acquired through or in lieu of loan foreclosure are initially recorded at the lower of the Bank’s carrying amount or fair value less estimated selling cost at the date of foreclosure. Any write-downs based on the asset’s fair value at the date of acquisition are charged to the allowance for loan losses. After foreclosure, these assets are carried at the lower of their new cost basis or fair value less cost to sell. Costs of significant property improvements are capitalized, whereas costs relating to holding property are expensed. Valuations are periodically performed by management, and any write-downs are recorded as a charge to operations, if necessary, to reduce the carrying value of a property to the lower of its carrying value or fair value less cost to sell.

INCOME TAXES

Deferred taxes are provided on a liability method whereby deferred tax assets are recognized for deductible temporary differences and operating loss and tax credit carryforwards and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

RETIREMENT BENEFITS

The Bank has established Employee Benefit Plans as described in footnote 5. The Bank does not provide any other post-retirement benefits that would be accrued under Statement of Financial Accounting Standards No. 106, “Employers’ Accounting for Post Retirement Benefits Other Than Pensions”.

2. INVESTMENT SECURITIES

The carrying value of securities pledged to secure public deposits was $16,396,000 and $11,991,000, respectively, at December 31, 2005 and 2004. The amortized cost and estimated fair value of investment securities as of December 31, 2005 and 2004 were as follows:

	Gross	Gross	Estimated
	Amortized	Unrealized	Unrealized	Fair
December 31, 2005	Cost	Gains	Losses	Value
U. S. Agency Securities	$16,396	$7	$271	$16,132

December 31, 2004
U. S. Agency Securities	$11,991	$100	$6	$12,022
Obligations of States and Political Subdivisions	195	5	—	200

Total	$12,186	$105	$69	$12,222

The table below shows gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position at December 31, 2005 and 2004.

	Unrealized Loss
2005	Fair	Less than	More than
Securities Description	Value	12 Months	12 Months
U. S. Agency Securities	$11,727	$—	$271

2004
Securities Description
U. S. Agency Securities	$5,929	$69	$—

The unrealized losses on the Bank’s investments in obligations of U. S. government agencies were caused by interest rate increases. The contractual terms of those investments do not permit the issuer to settle the securities at a price less than the amortized cost of the investment. Because the Bank has the ability and intent to hold those investments until a recovery of fair value, which may be maturity, the Bank does not consider those investments to be other-than-temporarily impaired at December 31, 2005.

The amortized cost and estimated fair value of investments in debt securities at December 31, 2005 and 2004, by contractual maturity, are shown on the preceding page. Expected maturities will differ from contractual maturities because issuers may have the right to call or prepay obligations with or without call or prepayment penalties.

	December 31, 2005		December 31, 2004
	Estimated		Estimated
	Amortized	Fair	Amortized	Fair
	Cost	Value	Cost	Value
Due in One Year or Less	$1,893	$1,897	$645	$605
After One Year Through Five Years	14,503	14,235	11,541	11,617
Due After Five Years Through Ten Years	—	—	—	—
Due After Ten Years	—	—	—	—

Total	$16,396	$16,132	$12,186	$12,222

There were no sales of securities during 2005, 2004, or 2003.

3. COMPOSITION OF LOANS

December 31	2005 (Revised)	2004
Real Estate	$53,470	$48,443
Consumer	2,958	2,886
Commercial, Industrial and Agricultural	10,480	13,358
All Other	2,614	1,554

Gross Loans	69,522	66,241
Less: Unearned Income	(247)	(209)
Allowance for Loan Losses	(1,009)	(1,038)

Total Loans, Net	$68,266	$64,994

Maturity Distribution	2005 (Revised)	2004
Variable
Less Than One Year	$9,869	$40,873
One to Five Years	25,935	—
Over Five Years	6,406	2,052

Subtotal	42,210	42,925

Fixed
Less Than One Year	15,035	17,405
One to Five Years	2,478	1,869
Over Five Years	9,799	4,042

Subtotal	27,312	23,316

Total	$69,522	$66,241

4. ALLOWANCE FOR LOAN LOSSES

In the view of management, the Allowance for Loan Losses is adequate to meet the loss contingency based on experience factors and a review of the loan portfolio.

The Allowance for Loan Losses for the years ending December 31, 2005, 2004 and 2003 is summarized as follows:

	2005	2004	2003
Balance at beginning of year	$1,038	$982	$520
Recoveries credited during year	9	1	11
Provision for loan losses	84	84	513
Losses charged to allowance	(122)	(29)	(62)

Balance at end of year	$1,009	$1,038	$982

11

The following is a summary of information pertaining to impaired and non-accrual loans:

	December 31
	2005 (Revised)	2004
Impaired loans without a valuation allowance	$—	$—
Impaired loans with a valuation allowance	1,075	1,075

Total Impaired loans	$1,075	$1,075

Valuation allowance related to impaired loans	$429	$429

Non-accrual loans (impaired)	$1,075	$1,075

Non-accrual loans (non-impaired)	$1,975	$—

Total loans past due ninety days or more and still accruing	$216	$1,700

	Years Ended December 31
	2005	2004	2003
Average investment in impaired loans	$1,075	$1,075	$522

Interest income recognized on impaired loans	$—	$241	$9

Interest income recognized on a cash basis on impaired loans	$—	$114	$—

5. STOCK OPTIONS AND EMPLOYEE BENEFIT PLANS

There were no stock options or stock option plans in effect for 2003, 2004 and 2005.

The Bank has adopted an integrated profit sharing plan. Employees participate in the profit sharing plan following completion of six (6) months of service and upon reaching the age of twenty years and six months as of January 1. Vesting includes years of service to the Bank prior to the effective date of the plan. The plan gives 0% vesting to anyone who has less than five (5) years of service except that persons who have reached the age of 62 are fully vested regardless of length of service. Each participant in the plan (who has not reached age 62) becomes 100% vested after five (5) years of service. The contribution to the plan is determined each year by the Board of Directors and thus may fluctuate in amount from year to year. The contribution by the Bank was $68,000 in 2005, $65,000 in 2004, and $54,000 in 2003 and is included in Salaries and Employee Benefits in the Statements of Income.

6. FEDERAL INCOME TAXES

Net deferred tax assets consist of the following components as of December 31, 2005 and 2004:

Deferred Tax Assets	2005	2004
Allowance for Loan Losses	$351	$341
Dividend Exclusion	13	13
Other	20	—

Total Deferred Tax Assets	$384	$354

Deferred Tax Liabilities
Bank Premises	$124	$124
Investment in Associated Companies	15	15

Total Deferred Tax Liabilities	$139	$139

Net Deferred Taxes	$245	$215

The provisions for income taxes charged to operations for the years ended December 31, 2005, 2004 and 2003 consist of the following:

	2005	2004	2003
	(Revised)
Currently payable	$347	$315	$687
Deferred	(30)	39	(149)

Net Provision	$317	$354	$538

The income tax provision differs from the amount of income tax determined by applying the U.S. federal income tax rate to pretax income for the years ended December 31, 2005, 2004 and 2003 due to the following:

	2005	2004	2003
	(Revised)
Tax provisions computed by applying federal rates to income before income taxes	$355	$441	$629
Tax exempt interest	(22)	(87)	(93)
Other	(16)	—	2

Net Provision	$317	$354	$538

7. RELATED PARTY TRANSACTIONS

The Chairman of the Board of Central National Bank also serves as Chairman of the Board of Blue Ridge Bank, N. A., Community National Bank, First National Bank, First National Exchange Bank, Mountain National Bank, Patrick Henry National Bank, Patriot Bank, N. A., Peoples National Bank, and Shenandoah National Bank.

The Bank maintains correspondent bank accounts with one of these banks. In 2005 and 2004 the average daily balances in these accounts were considered normal operating balances to facilitate general business transactions.

The Bank also participates in loan transactions with these banks. These transactions are at carrying value and do not involve more than the normal risk of collectibility or present other unfavorable features.

The Bank owns ten percent of the outstanding common stock of The Mortgage Company of Virginia, Inc. The remaining common stock is equally owned by the banks listed above. The Mortgage Company of Virginia owns 100% of Bank Services of Virginia, Inc. The business of both of these companies is to provide operational support services to the ten banks. These services consist of mortgage loan servicing, data processing, bookkeeping, check clearing, accounting, investment management, bank couriers, advertising programs, central purchasing and other management services. The Bank is charged for its share of these services, which is recorded as Operations Center Expense in the Statements of Income. The cost of this expense is shared by the ten banks on the basis of average deposits of each bank related to total average deposits of all the banks.

The Mortgage Company of Virginia, Inc. also owns 100% of Bank Services Insurance, Inc. Bank Services Insurance, Inc. provides insurance products to the banks and customers in the Danville area. The premiums paid to Bank Services Insurance, Inc. equaled $9,000 in 2005.

The Mortgage Company of Virginia, Inc. also owns 50% of Coresoft, Inc. represented by an initial $1,000 investment during 2004. Coresoft, Inc. is in the process of developing a core software package the banks listed above will use. At December 31, 2005, Coresoft, Inc. had an outstanding note payable to the Mortgage Company of $1,400,000.

The Bank records its investment in the common stock of The Mortgage Company of Virginia, Inc. under the equity method of accounting due to the influence the Bank has over the company. The Bank invested an additional $150,000 in 2005 increasing the value of the investment to $769,000 from $618,000 at December 31, 2004. The Bank’s share of earnings of the company equaled $1,000 for 2005, $11,000 for 2004 and $10,000 for 2003 and is shown in the Statements of Income under Other Non-interest Income.

The Chairman of the Board and President of the Bank also serves as Chairman of the Board and President of Bank Building Corporation and Manager of Blackstone Properties, LLC, its wholly owned subsidiary (the “companies”). The companies lease branches to certain of the Banks listed above. At December 31, 2005, the Bank leased three offices from the companies. Rental expense and future lease payments under these leases are disclosed in a footnote below. As of December 31, 2005 and 2004, the Bank had loans totaling $1,040,000 and $1,064,000, respectively, to Bank Building Corporation. These loans were made to purchase bank branches leased to affiliated banks. In the ordinary course of business, directors and their related interests were customers of, and had transactions with the Bank. Loan transactions with directors, principal security holders and associates were made on substantially the same terms as those prevailing at the time for comparable loans to other persons and did not involve more than normal risk of collectibility or present other unfavorable features. There was no such loan activity during 2005 and 2004.

8. CONTINGENCIES

The Bank did not have any legal matters of financial significance pending at December 31, 2005 or 2004.

9. EARNINGS PER COMMON SHARE

The Bank follows Statement of Financial Accounting Standards (SFAS) No. 128, “Earnings Per Share”. This statement requires the dual presentation of basic and diluted earnings per share. The weighted average number of shares used to compute earnings per share was 236,439 and diluted earnings per share compute earnings per share was 236,439 and diluted earnings per share.

The Bank issued a 10% stock dividend in 2003 and none in 2004 or 2005. No fractional shares were issued in this stock dividend. Stock dividends and fractional shares were settled based on known prices for recent trades of the stock and other factors deemed relevant at the time.

10. BANK PREMISES AND EQUIPMENT

Premises and equipment are stated at cost less accumulated depreciation as follows:

		Accumulated
		Depreciation	Net
		and	Remaining
December 31, 2005	Cost	Amortization	Cost
Bank Premises (Including Land of $289,000)	$1,928	$74	$1,854
Equipment	775	327	448
Leasehold Improvements	27	1	26

Total	$2,730	$402	$2,328

December 31, 2004
Bank Premises (Including Land of $289,000)	$1,928	$53	$1,875
Equipment	747	250	497
Leasehold Improvements	27	1	26

Total	$2,702	$304	$2,398

11. FORECLOSED ASSETS

Expenses applicable to foreclosed assets include the following:

	Years Ended December 31,
	2005	2004	2003
Net loss (gain) on sales of real estate	$—	$—	$—
Provision for losses	—	—	—
Operating expenses	7	7	3

12. CASH AND CASH EQUIVALENTS

Cash and cash equivalents as of December 31, 2005, 2004 and 2003 are detailed below:

	2005	2004	2003
Cash and Due From Banks	$7,541	$4,724	$4,516
Federal Funds Sold	—	—	—
Federal Funds Purchased	—	(500)	(100)

Total	$7,541	$4,224	$4,416

13. DEPOSITS

Certificates of Deposit maturing as of December 31:	2005	2004
1 Year	$24,948	$25,557
2 Years	6,881	6,455
3 Years	5,400	3,892
4 Years	4,116	6,013
5 Years and Thereafter	15,481	10,997

Total	$56,826	$52,914

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14. CONCENTRATION OF CREDIT RISK

The majority of the Bank’s loans, commitments and lines of credit have been granted to customers in the Bank’s market area. The concentrations of credit by loan classification are set forth in a footnote above. The Bank does not extend credit to any individual borrowers in excess of its lending limit of $1,684,000 and $1,577,000 as of December 31, 2005 and 2004.

The largest category of Real Estate Loans consisted of loans to the motel/hotel industry. These loans approximated $17,109,000 at December 31, 2005 and $15,726,000 as of December 31, 2004.

15. FAIR VALUE OF FINANCIAL INSTRUMENTS

Statement of Financial Accounting Standards No. 107, “Disclosures about Fair Value of Financial Instruments”, requires the Bank to disclose the estimated fair values of its financial assets and liabilities. The estimated fair values were determined using the following assumptions:

a.	The carrying value of Cash and Due From Banks, Federal Funds Sold, and Interest-Bearing Deposits in Other Financial Institutions are believed to approximate the fair value of these items.

b.	The fair value of actively traded investment securities are determined according to quotes available in the financial press. The fair value of instruments which are not actively traded are determined using values of other instruments with similar characteristics or obtained from outside sources believed to be reliable.

c.	The fair value of loans are estimated by discounting the anticipated cash flows using estimated rates for similar loans available in the Bank’s market area. Estimates of maturities are based on both experience and contractual maturities although prepayments are permitted on the loans.

d.	The fair value of short-term demand and savings deposits are believed to equal carrying value. The fair value of certificates of deposit are based upon the contractual maturity of the instruments and rates currently offered for similar deposits.

e.	The fair value of Notes Payable to the U. S. Treasury and Subordinated Notes are estimated at carrying value.

f.	The fair value of Accrued Interest Receivable and Accrued Interest Payable are estimated at carrying value.

	2005 (Revised)		2004
Financial Assets:	Carrying Value	Fair Value	Carrying Value	Fair Value
Interest-Bearing Deposits in Other Financial Institutions	$11,386	$11,386	$16,635	$16,635
Investment Securities	16,396	16,132	12,186	12,222
Loans (Net of Unearned Income)	69,275	69,394	66,032	74,972
Cash and Due From Banks	7,541	7,541	4,724	4,724
Accrued Interest Receivable	565	565	442	442

Total	$105,163	$105,018	$100,019	$108,995

Financial Liabilities:
Deposits
LIFETIME FREE CHECKING	$22,773	$22,773	$18,333	$18,333
Interest-Bearing Demand	8,450	8,450	11,436	11,436
Regular Passbook Savings	10,064	10,064	10,781	10,781

Time Deposits:
Certificates of Deposit $100,000 and Over	17,216	17,222	15,219	15,273
Other	39,610	39,595	37,695	38,082

TOTAL DEPOSITS	98,113	98,104	93,464	93,905
Federal Funds Purchased	—	—	500	500
Notes issued to the U. S. Treasury	264	264	50	50
Accrued Interest Payable	114	114	102	102

Total	$98,491	$98,482	$94,116	$94,557

16. CAPITAL ADEQUACY

The Bank is subject to various regulatory capital requirements. Under the regulatory capital guidelines and the regulatory framework for Prompt Corrective Action (“PCA”), the Bank must meet specific capital guidelines involving the quantitative measures of the Bank’s assets, liabilities, and certain off-balance-sheet items as calculated under regulatory accounting practices. The Bank’s capital amount and classification are also subject to qualitative judgments by the regulators about components, risk weightings and other factors.

Quantitative measures established by regulation to ensure capital adequacy require the Bank to maintain minimum ratios (set forth in the table below) of total and Tier 1 capital (as defined in the regulations) to risk-weighted assets (as defined) and of Tier 1 capital to average assets (as defined).

	Minimum Ratio For Capital Adequacy Purposes	Minimum Ratio To Be Considered Well Capitalized Under PCA Provisions
Tier 1 Capital to Risk Weighted Assets	4%	6%
Total Capital to Risk Weighted Assets	8%	10%
Tier 1 Capital to Average Assets	4%	5%

As of December 31, 2005, the most recent notification from the Federal Deposit Insurance Corporation categorized the Bank as well capitalized under the regulatory framework for prompt corrective action. To be categorized as well capitalized, an institution must maintain minimum total risk-based, Tier 1 risk-based and Tier 1 leverage ratios as set forth in the above table. There were no conditions or events since the notification that management believes have changed the Bank’s category. The Bank’s actual capital amounts and ratios as of December 31, 2005 and 2004 are presented in the following table. Management believes, as of December 31, 2005 and 2004, that the Bank meets all capital adequacy requirements to which it is subject.

As of December 31, 2005 (Revised)	Minimum Capital For Capital Adequacy Purposes	Minimum Capital To Be Considered Well Capitalized Under PCA Provisions	Actual Amount	Actual Ratio
Tier 1 Capital to Risk Weighted Assets	$3,050	$4,575	$10,203	13.39%
Total Capital to Risk Weighted Assets	6,100	7,625	11,156	14.64%
Tier 1 Capital to Average Assets	4,588	5,735	10,203	8.90%

As of December 31, 2004
Tier 1 Capital to Risk Weighted Assets	$3,025	$4,538	$9,472	12.52%
Total Capital to Risk Weighted Assets	6,050	7,563	10,417	13.77%
Tier 1 Capital to Average Assets	4,257	5,322	9,472	8.90%

17. QUARTERLY FINANCIAL DATA (Unaudited)

The following summarizes the quarterly results of operations for the years ended December 31, 2005 and 2004:

2005 (Revised)	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Total Interest Income	$1,318	$1,321	$1,383	$1454
Total Interest Expense	479	518	551	607

Net Interest Income	839	803	832	847
Provision For Loan Losses	21	21	21	21

Net Interest Income After Provision for Loan Losses	818	782	811	826

Total Non-Interest Income	93	97	92	141
Total Non-Interest Expense	631	641	649	691

Income Before Income Taxes	280	238	254	276
Income Tax Expense	85	74	82	76

Net Income	$195	$164	$172	$200

Basic and Diluted Net Income Per Share	$0.82	$0.69	$0.73	$0.85

2004	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Total Interest Income	$1,408	$1,454	$1,310	$1,284
Total Interest Expense	536	529	497	471

Net Interest Income	872	925	813	813
Provision For Loan Losses	21	21	21	21

Net Interest Income After Provision for Loan Losses	851	904	792	792

Total Non-Interest Income	98	97	96	168
Total Non-Interest Expense	610	617	618	656

Income Before Income Taxes	339	384	270	304
Income Tax Expense	80	100	75	99

Net Income	$259	$284	$195	$205

Basic and Diluted Net Income Per Share	$1.10	$1.20	$0.82	$0.87

18. LEASES AND RENT EXPENSE

The Bank leased facilities under non-cancelable operating leases during 2005, 2004 and 2003. As noted above, the Bank leases three offices from Bank Building Corporation. These leases required the Bank to pay maintenance, insurance and property taxes and do not have renewal options. Rental expense under these leases was $158,000 in 2005, $208,000 in 2004 and $174,000 in 2003. The Bank also leases an office from a non-related party under various terms. Rental expense under this lease was $37,000 for 2005 and 2004, and $29,000 for 2003. Future minimum rental payments under these leases are as follows:

Year Ending December 31:	2006	$213
	2007	213
	2008	213
	2009	213
	2010	213
	Thereafter	1,001

Total Minimum Lease Payments		$2,066

13

19. OFF BALANCE SHEET ACTIVITIES AND COMMITMENTS

Commitments to extend credit, which amounted to $3,815,000 and $4,786,000 at December 31, 2005 and 2004 respectively, represent agreements to lend to customers with fixed expiration dates or other termination clauses. Since many of the commitments are expected to expire without being funded, the total commitment amounts do not necessarily represent future liquidity requirements. Standby letters of credit are conditional commitments issued by the Bank guaranteeing the performance of a customer to a third party. Those guarantees are primarily issued to support public and private borrowing arrangements. At December 31, 2005 the Bank had $639,000, and $717,000 in 2004, in outstanding standby letters of credit.

The Bank is a member of the Federal Reserve System and is required to maintain certain levels of its cash and due from bank balances as reserves based on regulatory requirements. At December 31, 2005 and 2004 this reserve requirement was approximately $556,000 and $353,000, respectively.

Federal banking regulations place certain restrictions on dividends paid by the Bank. The total amount of dividends which may be paid at any date is generally limited to the retained earnings of the Bank. In addition, dividends paid by the Bank would be prohibited if the effect thereof would cause the Bank’s capital to be reduced below applicable minimum capital requirements.

20. RECENT ACCOUNTING PRONOUNCEMENTS AND ACCOUNTING CHANGES

In November 2002, the FASB issued FASB Interpretation No. 45, “Guarantor’s Accounting and Disclosure Requirements for Guarantees, including Indirect Guarantees of Indebtedness of Others” (FIN 45). The interpretation elaborates on the disclosures to be made by a guarantor in its financial statements under certain guarantees that it has issued. It also clarifies that a guarantor is required to recognize, at the inception of a guarantee, a liability for the fair value of the obligation undertaken in issuing the guarantee. The interpretation requires disclosure of the nature of the guarantee, the maximum potential amount of future payments that the guarantor could be required to make under the guarantee, and the current amount of the liability, if any, for the guarantor’s obligations under the guarantee. The recognition requirements of the Interpretation were effective beginning January 1, 2003.

The FASB also revised FASB Interpretation 46, “Consolidation of Variable Interest Entities, an interpretation of ARB No. 51” (FIN 46). The interpretation provides a framework for identifying variable interest entities (VIEs), and determining when a company should include the assets, liabilities, noncontrolling interests and results of activities of a VIE in its consolidated financial statements. As revised, FIN 46 is effective beginning in the first quarter of 2004 for all VIEs (other than what is commonly referred to as special purpose entities, VIEs of small business issuers, and VIEs of nonpublic entities). The Bank does not currently utilize VIEs or so called special purpose entities.

In November 2003, the FASB’s Emerging Issues Task Force (EITF) reached consensus on new disclosure requirements related to unrealized losses on investment securities. The new disclosure requirements apply to marketable equity and debt securities accounted for under Financial Accounting Board Statement No 115, “Accounting for Certain Investments in Debt and Equity Securities,” and are required for inclusion in annual reports with fiscal years ended after December 15, 2003.

In November 2003, the FASB issued FASB Staff Position (FSP) 144-1, “Determination of Cost Basis for Foreclosed Assets under FASB Statement No. 15”, “Accounting by Debtors and Creditors for Troubled Debt Restructurings,” and the Measurement of Cumulative Losses Previously Recognized under Paragraph 37 of FASB Statement No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets.” Under FSP 144-1, the lender is required to measure the foreclosure on a long-lived asset (e.g. real estate) at fair value less cost to sell on the foreclosure date, which establishes a new cost basis such that any loan valuation allowance is not retained. Thereafter, the lender would follow the impairment guidance in Statement No. 144, and should not reflect any recovery in value of the property beyond the cost basis established upon foreclosure of the loan. This guidance was effective upon posting of the FSP to the FASB website in November 2003.

In April 2003, the Financial Accounting Standards Board issued Statement No. 149, “Amendment of Statement 133 on Derivative Instruments and Hedging Activities”. This statement amends and clarifies financial accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts (collectively referred to as derivatives) and for hedging activities under FASB Statement No. 133,” Accounting for Derivative Instruments and Hedging Activities.”

In May 2003, the Financial Accounting Standards Board issued Statement No. 150, “Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity”. This statement establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. It requires that an issuer classify a financial instrument that is within its scope as a liability (or an asset in some circumstances). Many of those instruments were previously classified as equity. This statement is effective for financial instruments entered into or modified after May 31, 2003, and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003.

In December 2004, the FASB issued Statement No. 123 (revised 2004), which is a revision of Statement 123 “Accounting for Stock-Based Compensation”. This Statement establishes standards for the accounting for transactions in which an entity exchanges its equity instruments for goods or services. It also addresses transactions in which an entity incurs liabilities in exchange for goods or services that are based on the fair value of the entity’s equity instruments or that may be settled by the issuance of those equity instruments. This Statement focuses primarily on accounting for transactions in which an entity obtains employee services in share-based payment transactions. This Statement is effective for public entities as of the beginning of the first interim or annual reporting period that begins after June 15, 2005.

In December 2004, the FASB issued Statement No. 153, “Exchanges of Nonmonetary Assets”, an amendment of APB Opinion No. 29, Accounting for Nonmonetary Transactions”. This Statement eliminates the exception to fair value for exchanges of similar productive assets and replaces it with a general exception for exchange transactions that do not have commercial substance-that is, transactions that are not expected to result in significant changes in the cash flows of the reporting entity. This Statement is effective for nonmonetary asset exchanges occurring in fiscal periods beginning after June 15, 2005.

In May 2005, the FASB issued Statement No. 154, “Accounting Changes and Error Corrections—a replacement of APB Opinion No. 20 and FASB Statement No. 3”. This Statement requires retrospective application to prior periods’ financial statements of changes in accounting principle, unless it is impracticable to determine either the period-specific effects or the cumulative effect of the change. When it is impracticable to determine the period-specific effects of an accounting change on one or more individual prior periods presented, this Statement requires that the new accounting principle be applied to the balances of assets and liabilities as of the beginning of the earliest period for which retrospective application is practicable and that a corresponding adjustment be made to the opening balance of retained earnings. This Statement improves financial reporting because its requirement to report voluntary changes in accounting principles via retrospective application, unless impracticable, enhances the consistency of financial information between periods. This statement is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005.

During November 2005, the FASB issued FASB Staff Position (FSP) FAS 115-1 and 124-1, “The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments.” The guidance in this FSP addresses the determination of when an investment is considered impaired, whether that impairment is other than temporary, and the measurement of an impairment loss. The FSP also includes accounting considerations subsequent to the recognition of an other-than-temporary impairment and requires certain disclosures about unrealized losses that have not been recognized as other-than-temporary impairments. The guidance in this FSP is required to be applied to reporting periods beginning after December 15, 2005. Earlier application is permitted.

The FASB has issued FASB Statement No. 155, “Accounting for Certain Hybrid Instruments.” This standard amends the guidance in FASB Statements No. 133, “Accounting for Derivative Instruments and Hedging Activities”, and No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities.” Statement 155 allows financial instruments that have embedded derivatives to be accounted for as a whole (eliminating the need to bifurcate the derivative from its host) if the holder elects to account for the whole instrument on a fair value basis. Statement 155 is effective for all financial instruments acquired or issued after the beginning of an entity’s first fiscal year that begins after September 15, 2006. Earlier adoption is permitted as of the beginning of an entity’s fiscal year, provided the entity has not yet issued financial statements, including financial statements for any interim period for that fiscal year. Provisions of this Statement may be applied to instruments that an entity holds at the date of adoption on an instrument-by-instrument basis. The financial statement effect of the change in accounting, if any, should be recognized as a cumulative-effect adjustment to beginning retained earnings. Prior periods should not be restated.

Management does not expect these accounting pronouncements to have a material impact on the financial statements.

21. SUBORDINATED NOTE

On December 12, 2000, a subordinated capital note was executed in the principal amount of $1,500,000. Interest payable on the note quarterly during the term of the note based on the base commercial lending rate of the holder. Annual principal payments in the amount of $300,000 begin January 1, 2007 with the final payment due January 1, 2011. Anticipation is allowed with the approval of regulatory authorities. Under the terms the agreement, the note is subordinated to depositors and other creditors and is unsecured and ineligible as collateral by the holder. The note is callable in the event the terms of the agreement are not met. The note is considered part of the Bank’s Tier 2 capital under regulatory capital guidelines discussed in a footnote above.

This subordinated note was paid in full in 2004.

22. REVISION TO FINANCIAL STATEMENTS

Subsequent to the issuance of the Bank’s 2005 financial statements, the OCC issued a directive that the Bank’s Call Report be revised and re-filed. The revision dealt with the OCC’s determination that certain loans be reclassified from accruing to non-accrual loan status. As the result of the Bank having to revise its Call Report, the Bank was also required by the OCC to revise its annual financial statements.

The effects of the revision on the Bank’s financial statements, as of and for the year ended December 31, 2005, are as follows:

(Dollars in thousands)	As Originally Presented	Changes	As Revised
Statements of Financial Condition:
Loans	$68,290	(24)	$68,266
Other Assets	1,314	11	1,325

Statements of Income:
Interest income	5,497	(21)	$5,476
Income taxes	325	(8)	317
Net income	744	(13)	731

Statements of Cash Flows:
Net cash from operating activities	856	36	892
Net cash from investing activities	(2,402)	(36)	(2,438)

Statements of Changes in Shareholders Equity:
Undivided profits	3,383	(13)	3,370

14

Summary of Operations

(Dollars in Thousands Except Per Share Data)

	DECEMBER
FOR THE YEAR:	2005 (Revised)	2004	2003	2002	2001
Total Interest Income	$5,476	$5,456	$6,690	$6,929	$6,684
Total Interest Expense	2,155	2,033	2,458	3,351	4,084

Net Interest Income	3,321	3,423	4,232	3,578	2,600
Provision for Loan Losses	84	84	513	84	60

Net Interest Income After Provision for Loan Losses	3,237	3,339	3,719	3,494	2,540
Non-Interest Income	423	459	430	414	314
Non-Interest Expense	2,612	2,501	2,299	2,168	1,782

Net Income Before Taxes	1,048	1,297	1,850	1,740	1,072

Applicable Income Taxes:
Current	347	315	687	553	340
Deferred	(30)	39	(149)	(9)	(12)

Net Income	$731	$943	$1,312	$1,196	$744

Basic and Diluted Net Income Per Share*	$3.09	$3.99	$5.55	$5.06	$3.15

*	Net Income per share has been retroactively adjusted to reflect the stock dividend for 2003.

AT YEAR END:	2005 (Revised)	2004	2003	2002	2001
Interest-Bearing Deposits in Other Financial Institutions	$11,386	$16,635	$12,579	$9,809	$9,514
Federal Funds Sold	—	—	—	—	265
Investments	16,396	12,186	17,552	26,570	24,649
Loans	68,266	64,994	72,885	65,398	62,903
Deposits	98,113	93,464	101,630	100,656	96,525
Demand	22,773	18,333	17,696	14,285	12,725
Interest-Bearing Demand	8,450	11,436	13,713	7,741	7,017
Savings	10,064	10,781	9,229	7,416	5,797
Time	56,826	52,914	60,992	71,214	70,986
Capital Accounts	10,203	9,472	8,529	7,228	6,044
Total Resources	108,783	103,665	112,003	110,298	104,620
Carrying Value Per Share	43.15	40.06	36.07	30.57	25.56

DAILY AVERAGES FOR THE YEAR:	2005	2004	2003	2002	2001
Interest-Bearing Deposits in Other Financial Institutions	$11,148	$15,447	$11,629	$9,299	$8,504
Federal Funds Sold	7,536	5,867	4,307	1,883	2,445
Investment Securities	15,339	16,461	21,808	28,703	17,261
Loans (Net)	66,186	70,120	73,453	66,340	62,568
Deposits	102,448	105,751	109,429	103,924	84,682
Demand	22,605	18,541	16,799	13,562	11,005
Interest-Bearing Demand	7,129	5,649	5,280	4,610	3,354
Savings	17,481	21,095	18,218	10,596	6,728
Time	55,233	60,466	69,132	75,156	63,595
Capital Accounts	9,865	9,101	7,987	6,663	5,583
Total Resources	112,839	117,246	118,992	113,965	92,169

15

Price Range of Common Stock

	2005		2004		Dividends Per Share
	High	Low	High	Low	2005	2004
First Quarter	$25	$25	$30	$25	$—	$—
Second Quarter	25	25	25	25	—	—
Third Quarter	25	25	25	25	—	—
Fourth Quarter	38	25	25	25	—	—

Officers

Worth Harris Carter, Jr.
Chairman of the Board and President

John G. Nance
Vice President—Commercial Loans

Randall L. Sayre
Vice President, Cashier and Managing Officer—Waterlick Road

John E. Tanner
Vice President and Managing Officer—Graves Mill Road

Delores G. Overstreet
Assistant Vice President and Managing Officer—Langhorne Road

Norvin Rockwell
Assistant Vice President and Managing Officer—Madison Heights

Jackie Hodges
Assistant Cashier and Managing Officer—Amherst

Pamela McCullough
Assistant Cashier and Managing Officer—Campbell Avenue

Directors

George B. Buchanan, Jr.
Chairman, Patricia Grand Hotels, Inc.

Worth Harris Carter, Jr.
Chairman of the Board and President

Phyllis Q. Karavatakis
Senior Vice President, Patrick Henry National Bank

James C. Moses Retired
R. E. Williams Retired

Central National Bank

2018 Tate Springs Road

Lynchburg, Virginia 24501

(434) 845-0816

Member FDIC

Central National Bank

2018 Tate Springs Road

Lynchburg, Virginia 24501

(434) 845-0816

For Additional Information Contact:

Central National Bank

2018 Tate Springs Road

Lynchburg, Virginia 24501

Telephone: (434) 845-0816

Annex N

OFFICE OF THE COMPTROLLER OF THE CURRENCY

WASHINGTON, D.C. 20219

FORM 10-QSB

☒	QUARTERLY REPORT UNDER SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the quarterly period ended September 30, 2006

OR

☐	TRANSITION REPORT UNDER SECTION 13 OR 15(d) OF THE EXCHANGE ACT

For the transition period from              to

Commission file number: n/a

CENTRAL NATIONAL BANK

(Name of small business issuer as specified in its charter)

National Bank	54-1801535
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

2018 Tate Springs Road
Lynchburg, VA	24501
(Address of principal executive offices)	(Zip Code)

(434) 845-0816

Issuer’s telephone number

n/a

(Former name, former address and former fiscal year, if changed since last report)

Check whether the issuer (1) filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.    Yes  ☒    No  ☐

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).     Yes  ☐     No  ☒

As of November 13, 2006, there were issued and outstanding 236,439 shares of the issuer’s common stock.

Transitional Small Business Disclosure Format:    Yes  ☐    No  ☒

1

2

FORWARD–LOOKING STATEMENTS

This report contains statements concerning the Bank’s expectations, plans, objectives, future financial performance and other statements that are not historical facts. These statements may constitute “forward-looking statements” as defined by federal securities laws. In some cases, readers can identify the forward-looking statements by the use of words such as “may,” “will,” “should,” “could,” “expect,” “plan,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative or other variations of these words, or other comparable words or phrases. These statements may address issues that involve estimates and assumptions made by management, risks and uncertainties, and actual results could differ materially from historical results or those anticipated by such statements. Factors that could have a material adverse effect on the Bank’s operations and future prospects include, but are not limited to, changes in: interest rates; general and local economic conditions; the legislative/regulatory climate; monetary and fiscal policies of the U.S. government, including policies of the U.S. Treasury and the Federal Reserve Board; the quality or composition of loan or investment portfolios; demand for loan products; deposit flows; competition; demand for financial services in our market area and accounting principles, policies and guidelines. These risks and uncertainties should be considered in evaluating the forward-looking statements contained herein, and readers are cautioned not to place undue reliance on such statements, which speak only as of the date of this report.

3

PART I—FINANCIAL INFORMATION

Item 1—FINANCIAL STATEMENTS

CENTRAL NATIONAL BANK

STATEMENTS OF CONDITION

	September 30, 2006 (Unaudited)	December 31, 2005
ASSETS
Interest-Bearing Deposits in Other Financial Institutions	$8,514	$11,386
Investment Securities
U. S. Agency Securities	20,901	16,396
Federal Funds Sold	7,300	—
Loans	73,818	69,522
Less: Unearned Income	(266)	(247)
Allowance for Loan Losses	(1,111)	(1,009)

Net Loans	72,441	68,266

Earning Assets	109,156	96,048

Cash and Due From Banks	12,768	7,541
Bank Premises and Equipment	2,274	2,328
Real Estate Owned Other Than Bank Premises	750	772
Investment in Associated Companies	769	769
Other Assets	1,569	1,325

TOTAL ASSETS	$127,286	$108,783

LIABILITIES
Deposits
LIFETIME FREE CHECKING	21,994	22,773
Interest-Bearing Demand	17,154	8,450
Regular Passbook Savings	10,066	10,064
Time Deposits
Certificates of Deposit $100,000 or More	23,146	17,216
Other	43,799	39,610

Total Deposits	116,159	98,113
Notes issued to the U. S. Treasury	162	264
Other Liabilities	260	203

TOTAL LIABILITIES	116,581	98,580

SHAREHOLDERS’ EQUITY
Common Stock, Par Value $5.00 Per Share, Authorized 2,500,000 Shares; 236,439 Outstanding in 2006 and 2005	1,182	1,182
Surplus	5,651	5,651
Undivided Profits	3,872	3,370

TOTAL SHAREHOLDERS’ EQUITY	10,705	10,203

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$127,286	$108,783

See accompanying notes to unaudited financial statements.

4

CENTRAL NATIONAL BANK

STATEMENTS OF INCOME

	Nine Months Ended September 30,		Three Months Ended September 30,
	2006	2005	2006	2005
	(Unaudited)
INTEREST INCOME
Interest and Fees on Loans
Taxable	$3,371	$2,994	$1,165	$972
Non-Taxable	132	47	50	6
Interest on Deposits in Other Financial Institutions	279	321	91	101
Interest on Federal Funds Sold	367	195	75	157
Interest and Dividends on Securities
U. S. Agency Securities	594	449	226	142
Obligations of States and Political Subdivisions	—	16	—	3

TOTAL INTEREST INCOME	4,743	4,022	1,607	1,381

INTEREST EXPENSE
Interest on Time Deposits $100,000 or More	757	443	277	168
Interest on Other Deposits	1,469	1,077	539	382
Interest on Federal Funds Purchased	15	26	15	—
Interest on Notes Issued to the U. S. Treasury	3	2	1	1

TOTAL INTEREST EXPENSE	2,244	1,548	832	551

NET INTEREST INCOME	2,499	2,474	775	830
Provision for Loan Losses	45	63	15	21

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	2,454	2,411	760	809

NON-INTEREST INCOME
Service Charges, Commissions and Fees	219	225	81	74
Other Non-Interest Income	54	57	18	18

TOTAL NON-INTEREST INCOME	273	282	99	92

NON-INTEREST EXPENSE
Salaries and Employee Benefits	1,058	1,048	353	352
Occupancy Expense (Net)	327	325	110	109
Operations Center Expense	388	338	127	117
Other Non-Interest Expense	267	210	88	71

TOTAL NON-INTEREST EXPENSE	2,040	1,921	678	649

INCOME BEFORE INCOME TAXES	687	772	181	252
Income Tax Expense	185	241	40	81

NET INCOME	$502	$531	$141	$171

EARNINGS PER COMMON SHARE:
Basic and Diluted	$2.12	$2.25	$0.60	$0.72

Weighted Average Shares Outstanding	236,439	236,439	236,439	236,439
Cash Dividends Per Common Share	$—	$—	$—	$—

See accompanying notes to unaudited financial statements.

5

CENTRAL NATIONAL BANK

STATEMENTS OF CASH FLOWS

(Dollars in Thousands)

	Nine Months Ended September 30,
	2006	2005
	(Unaudited)
Cash Flows From Operating Activities
Net Income	$502	$531
Adjustments to reconcile net income to net cash provided by operating activities
Provision for Loan Losses	45	63
Depreciation of Bank Premises and Equipment	75	73
Increase (Decrease) in Unearned Income	19	28
(Increase) Decrease in Other Assets	(244)	(58)
Increase (Decrease) in Other Liabilities	57	13

Net Cash From Operating Activities	454	650

Cash Flows From Investing Activities
Proceeds from Maturity of Interest Bearing Balances	7,129	10,596
Purchase of Interest Bearing Balances	(4,257)	(5,545)
Payments on Investment Securities	(5)	3,790
Purchase of Investment Securities	(4,500)	(6,000)
Purchase of Bank Premises and Equipment	(21)	(27)
Net (Increase) Decrease in Short-Term Loans Outstanding, Net	(4,447)	3,702
Longer-Term Loans Originated or Purchased	(5,791)	(10,599)
Principal Collected on Longer-Term Loans	5,999	5,515
(Increase) Decrease in Other Real Estate	22	159

Net Cash From Investing Activities	(5,871)	1,591

Cash Flows from Financing Activities
Increase in Demand and Savings Accounts	7,927	12,868
Proceeds from Sale of Time Deposits	24,997	21,620
Payments for Matured Time Deposits	(14,878)	(17,956)
Net Increase (Decrease) in Notes issued to the U. S. Treasury	(102)	317

Net Cash From Financing Activities	17,944	16,849

Net Increase (Decrease) in Cash and Cash Equivalents	12,527	19,090
Cash and Cash Equivalents at Beginning of Year	7,541	4,224

Cash and Cash Equivalents at End of Period	$20,068	$23,314

Cash and Cash Equivalents Include:
Cash and Due From Banks	$12,768	$4,974
Federal Funds Sold	7,300	18,340

Total Cash and Cash Equivalents at Period End	$20,068	$23,314

Supplementary Data:
Cash Paid for Interest	$2,147	$1,493
Cash Paid for Taxes	185	245

See accompanying notes to unaudited financial statements.

6

CENTRAL NATIONAL BANK

STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY

(Dollars in Thousands)

	Common Stock		Surplus	Undivided Profits
	Shares	Par Value
Balances, December 31, 2005	236,439	$1,182	$5,651	$3,370
Net Income		—	—	502

Balances, September 30, 2006 (Unaudited)	236,439	$1,182	$5,651	$3,872

Notes To Unaudited Financial Statements

The unaudited interim financial statements of the Bank are prepared in the conformity with accounting principles generally accepted in the United States of America and the instructions to Securities and Exchange Commission’s Form 10-QSB. In the opinion of management, all adjustments (consisting only of normal recurring adjustments) necessary for a fair presentation of the financial position and results of operations for the periods presented have been included. The financial statements should be read in conjunction with the financial statements and notes contained in the Bank’s Annual Report on Form 10-KSB for the year ended December 31, 2005. The results for the nine months ended September 30, 2006 are not necessarily indicative of the results for the entire fiscal year ending December 31, 2006.

Certain reclassifications have been made to the prior year financial statements to conform to the 2006 presentation. These reclassifications had no effect on previously reported net income.

NOTE 1—INVESTMENT SECURITIES

(Dollars in Thousands)

The Bank has the ability and intent to carry the investments noted with an unrealized loss to the final maturity of the instrument and considers these investments not other-than-temporarily impaired.

The following table sets forth a summary of the investment securities portfolio as of the periods indicated:

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Market Value
September 30, 2006 (Unaudited)

U. S. Treasury Securities	$—	$—	$—	$—
U. S. Agency Securities	20,901	8	245	20,664
Obligations of States and Political Subdivisions	—	—	—

Total Securities	$20,901	$8	$245	$20,664

December 31, 2005

U. S. Treasury Securities	$—	$—	$—	$—
U. S. Agency Securities	16,396	7	271	16,132
Obligations of States and Political Subdivisions	—	—	—	—

Total Securities	$16,396	$7	$271	$16,132

7

NOTE 2—LOANS

(Dollars in Thousands)

The composition of the loan portfolio by dollar amount is shown in the table below:

	September 30, 2006 (Unaudited)	December 31, 2005
Secured by real estate
Construction Loans	$1,218	$1,192
Secured by farmland	1,519	1,561
Secured by 1-4 family residential properties	8,643	7,085
Secured by multi-family residential properties	1,869	3,222
Secured by non-farm residential property	38,977	40,410
Loans to finance agricultural production and other loans to farmers	3	4
Commercial and industrial loans	12,768	10,480
Loans to individuals for household, family and other personal expenditures	3,410	2,958
Obligations (other than securities) of states and political subdivisions	5,411	2,610
Less: Unearned Income	(266)	(247)

Total loans and leases	$73,552	$69,275

NOTE 3—ALLOWANCE FOR LOAN LOSSES

(Dollars in Thousands)

The allowance for loan losses is an estimate of losses inherent in the loan portfolio as determined by management taking into consideration historical loan loss experience, diversification of the loan portfolio, amounts of secured and unsecured loans, banking industry standards and averages, and general economic conditions. Ultimate losses may vary from current estimates. These estimates are reviewed periodically and as adjustments become necessary, they are reported in earnings in the periods which they become reasonably estimable.

The following table summarizes the activity in the allowance for loan losses in the periods presented:

	September 30, 2006 (Unaudited)	December 31, 2005
Balance Beginning of Period	$1,009	$1,038
Provision for Loan Losses	45	84
Charge-Offs, Net of (Recoveries):
Real Estate Loans	(65)	103
Installment Loans	8	10
Commercial Loans	—	—

Total Net Loan Losses	(57)	113

Balance End of Period	$1,111	$1,009

NOTE 4—NONPERFORMING ASSETS AND DELINQUENT LOANS

(Dollars in Thousands)

	September 30, 2006 (Unaudited)	December 31, 2005
Nonaccrual Loans
Real Estate	$2,554	$3,050
Installment	41	—
Commercial	—	—

Total Nonaccrual Loans	2,595	3,050
Foreclosed Properties	750	772

Total Nonperforming Assets	$3,345	$3,822

Loans 90 Days or More Past Due and Still Accruing
Real Estate	$—	$216
Installment	—	—
Commercial	—	—

Total Loans 90 Days or More Past Due	$—	$216

8

Item 2—MANAGEMENT’S DISCUSSION AND ANALYSIS

The Bank

The Bank opened for business as a National Banking Association on July 1, 1996 and was created through the spinoff of the assets, liabilities and related capital of offices from Peoples National Bank, Danville, Virginia. The Bank operates under a national charter and provides full banking services. As a national bank, the Bank is subject to regulation by the Comptroller of the Currency, the Federal Deposit Insurance Corporation and the Board of Governors of the Federal Reserve System. The Bank generates commercial (including agricultural), mortgage and consumer loans and receives deposits from customers located primarily in the areas surrounding the Bank’s offices, which are located in the City of Lynchburg and Amherst and Campbell Counties in Virginia. At September 30, 2006, the Bank had $127 million in assets, $72 million in net loans, $116 million in deposits and $11 million in total shareholders’ equity.

Proposed Reorganization and Merger

On July 28, 2006, the Bank entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Blue Ridge Bank, N.A., Community National Bank, First National Bank, First National Exchange Bank, Mountain National Bank, Patrick Henry National Bank, Patriot Bank, National Association, Peoples National Bank, Shenandoah National Bank (together with the Bank, the “Banks”) and Carter Bank & Trust, a new Virginia chartered bank that will be headquartered in Martinsville, Virginia. The Merger Agreement sets forth the terms and conditions pursuant to which the Banks will reorganize by merging into Carter Bank & Trust (the “Merger”).

All officers and employees of the existing Banks will remain unchanged as a result of the Merger. Worth Harris Carter, Jr. is currently Chairman of the Board and President of each of the Banks and will serve as Chairman of the Board and President of Carter Bank & Trust. Under the terms of the Merger Agreement, shareholders of each of the Banks will receive a certain number of shares in Carter Bank & Trust in exchange for each share held in the existing Banks as follows: each share of Blue Ridge Bank: 2.474 shares; each share of Central National Bank: 5.470 shares; each share of Community National Bank: 4.350 shares; each share of First National Bank: 1.613 shares; each share of First National Exchange Bank: 4.509 shares; each share of Mountain National Bank: 3.981 shares; each share of Patrick Henry National Bank: 1.112 shares; each share of Patriot Bank: 5.775 shares; each share of Peoples National Bank: 1.945 shares; and each share of Shenandoah National Bank: 3.461 shares.

Consummation of the Merger is subject to a number of customary conditions including (i) the approval of the Merger by the shareholders of each of the Banks and Carter Bank & Trust and (ii) the receipt of all required regulatory approvals, including approval by the Virginia State Corporation Commission and the Federal Deposit Insurance Corporation. The Merger is expected to be completed in the fourth quarter of 2006 and will be accounted for using the purchase method of accounting.

Critical Accounting Policies

The accounting and reporting policies of the Bank conform to generally accepted accounting principles (GAAP) in the United States of America and to general practices within the banking industry. The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. We believe the most significant of these estimates involves the allowance for loan losses because of its potential impact on our overall performance. We have described our policies in this area below. A summary of the Bank’s significant accounting policies can be found in the Notes to Financial Statements included in the Bank’s 2005 Annual Report on Form 10-KSB.

9

In general, determining the amount of the allowance for loan losses requires significant judgment and the use of estimates by management allowing for losses inherent to the loan portfolio. The Bank maintains an allowance for loan losses to absorb probable losses in the loan portfolio based on a quarterly analysis of the portfolio. This analysis determines an appropriate level of the allowance for loan losses by considering factors affecting loan losses, including specific losses, levels and trends in impaired and non-performing loans, historical loan loss experience, current economic conditions, volume, growth and composition of the portfolio, and other relevant factors. The Bank records a provision for loan losses to maintain the allowance at an adequate level. The provision expense could increase or decrease each quarter based upon the results of management’s formal analysis.

The amount of the allowance represents management’s estimate of expected losses from existing loans based upon specific allocations for individual lending relationships and historical loss experience. The allowance for loan losses related to impaired loans is based on discounted cash flows using the loan’s initial effective interest rate or the fair value of the collateral for certain collateral dependent loans. This evaluation requires management to make estimates of the amounts and timing of future cash flows on impaired loans, which consists primarily of non-accrual and restructured loans. Actual losses for these loans can vary significantly from these estimates.

Investment securities are stated at cost, adjusted for amortization of premiums and accretion of discounts, and computed by the interest method. The Bank has positive intent and ability to hold these securities until maturity. Gains and losses on sales, if any, of securities are based upon the adjusted cost of the specific securities sold. If any of the securities are not held to maturity, the classification of the entire portfolio could change to available for sale. This could require fair value accounting for not just the tainted securities but the entire portfolio, and possibly, the recognition of unrealized losses as other than temporary in the income statement.

Real estate properties acquired through or in lieu of loan foreclosure are initially recorded at the lower of the Bank’s carrying amount or fair value less estimated selling cost at the date of foreclosure. Any write-downs based on the asset’s fair value at the date of acquisition are charged to the allowance for loan losses. After foreclosure, these assets are carried at the lower of their new cost basis or fair value less cost to sell. Costs of significant property improvements are capitalized, whereas costs relating to holding property are expensed. The portion of interest costs relating to development of real estate is capitalized. Valuations are periodically performed by management, and any write-downs are recorded as a charge to operations, if necessary, to reduce the carrying value of a property to the lower of its carrying value or fair value less cost to sell. The fair value of other real estate owned, including related selling costs, is an estimate that may change in the near term. If estimates change that decrease the expected fair value of the property, the recognition of this loss is reflected in the income statement for the period the estimate changes.

Overview

Net income for the first nine months of 2006 equaled $502,000, or $2.12 per share, compared to $531,000, or $2.25 per share, for 2005. On an annualized basis, this represents a return on average assets of 0.56% and return on average equity of 6% compared to 0.64% and 7%, respectively, for last year

Deposits have increased $18 million since year-end with the increases occurring in all categories, except LIFETIME FREE CHECKING. These funds were used to increase fed funds sold and loans and invest in additional U. S. Agency Securities.

Total Liabilities at September 30, 2006 were $116,581,000, up from $98,580,000 at December 31, 2005.

Total Shareholders’ Equity at September 30, 2006 was $10,705,000. At December 31, 2005, total Shareholders’ Equity was $10,203,000.

The Bank’s net interest income increased $25,000 over the same period last year. Total non-interest expenses increased $119,000 and, as a result, net income decreased $29,000. As we move funds into loans and U. S. Agency Securities, we expect our net interest margins to expand and earnings will increase.

10

Results of Operations

Net Interest Income. Net Interest Income is our largest source of revenue and continues to be impacted by low interest rates.

The following table details the average balances and cost and yield data for the earning assets and interest-bearing liabilities:

	For the Nine Months Ended
	September 30, 2006			September 30, 2005
	(Unaudited)
Asset/Liability	Average Balance	Income/ Expense	Yield/ Cost	Average Balance	Income/ Expense	Yield/ Cost	Increase (Decrease)
Real Estate Loans	$53,869	$2,515	6.22%	$51,094	$2,285	5.96%	$230
Installment Loans	3,137	210	8.93%	2,555	181	9.45%	29
Commercial Loans	17,352	778	5.98%	10,234	575	7.49%	203

Total Loans - Net of Unearned Income	74,358	3,503	6.28%	63,883	3,041	6.35%	462

Interest-Bearing Deposits in Other Financial Institutions	7,703	270	4.67%	12,124	321	3.53%	(51)

Investment Securities	20,701	603	3.88%	14,517	465	4.27%	138

Federal Funds Sold	5,789	367	8.45%	16,691	195	1.56%	172

Total Earning Assets	$108,551	$4,743	5.83%	$107,215	$4,022	5.00%	$721

Interest-Bearing Transaction Accounts	$10,412	$67	0.86%	$9,121	$66	0.96%	$1
Savings Accounts (Includes MMDAs)	11,404	232	2.71%	17,043	176	1.38%	56

Certificates of Deposit Over $100,000.	23,128	757	4.36%	16,110	443	3.67%	314
Other Certificates of Deposits	39,955	1,170	3.90%	40,673	835	2.74%	335

Total Deposits	84,899	2,226	3.50%	82,947	1,520	2.44%	706

Notes issued to the U. S. Treasury	73	3	5.48%	101	2	2.64%	1

Federal Funds Purchased	1,094	15	1.83%	25	26	138.67%	(11)

Total Interest-Bearing Liabilities	$86,066	$2,244	3.48%	$83,073	$1,548	2.48%	$696

Net Interest Income		$2,499	3.07%		$2,474	3.08%	$25

Allowance and Provision for Loan Losses. The Allowance for Loan Losses represents management’s estimation of the amount necessary to absorb future losses in the loan portfolio. On the Statement of Condition, the Allowance for Loan Losses is deducted from Total Loans so that the net amount shown represents the estimated realizable total loans. The Provision for Loan Losses is the amount charged to expense to maintain the Allowance at an adequate level.

11

The Allowance for Loan Losses was $1,111,000 or 1.5% of total loans outstanding, at September 30, 2006. In the view of management, the Allowance for Loan Losses is adequate to meet the loss contingency based on experience factors and a review of the loan portfolio.

The Provision for Loan Loss was $45,000 for the nine months ended September 30, 2006 and $ 63,000 for 2005. See Note 3—Allowance For Loan Losses—and Nonperforming Assets and Delinquent Loans—to the financial statements, for additional information.

Non-Interest Income. Non-Interest Income decreased $9,000, or 3%, for the nine-month period ended September 30, 2006, compared to the same period of 2005.

Non-Interest Expense. Non-Interest Expense increased $119,000, or 6%, for the nine month period ended September 30, 2006, compared to the same period of 2005. All categories of non-interest expense increased during this period.

Income Taxes. Income tax expense was $185,000 for the first nine months of 2006, as compared to $241,000 in 2005. The effective income tax rate declined between the periods, due to a higher percentage of tax exempt income to pretax accounting income in the current period.

Analysis of Financial Condition

Investments U. S. Agency Securities investments have increased $4.5 million, or 27% compared to December 31, 2005. Funds from the increase in deposits will be invested in additional U. S. Agency Securities.

Loans. Loans increased from $69,522,000 at December 31, 2005 to $73,818,000 at September 30, 2006. Loans secured by real estate make up 71% of total loans and continue to be the largest portion of the bank’s loan portfolio.

Non-Performing Assets and Impaired Loans. Non-performing assets, which consist of nonaccrual loans and foreclosed properties, were $3,345,000 at September 30, 2006 and $3,822,000 at December 31, 2005. Nonaccrual Loans equaled $2,595,000 at September 30, 2006 and $3,050,000 at December 31, 2005. Foreclosed Properties equaled $750,000 at September 30, 2006 and $772,000 at December 31, 2005.

Nonaccrual loans are those loans contractually past due 90 days or more on which no interest is being accrued. Other real estate owned consists of real estate acquired through foreclosure. These properties are reviewed quarterly and reduced to an estimated realizable value at that time.

Deposits. Total deposits have increased $18 million, or 18%, compared to December 31, 2005. Increases occurred in all categories.

Capital. The federal regulatory agencies use risk-based capital ratios to analyze the adequacy of a bank’s capital. These ratios weigh bank assets from 0% to 100%, depending upon the risks inherent in each type of asset. The Bank continues to meet all requirements for a well-capitalized bank as defined by the regulatory agencies.

The following table presents the key risk-based capital ratios for the periods indicated:

	September 30, 2006	December 31, 2005
Tier 1 Ratio	13.16%	13.39%
Total Risk-Based Capital Ratio	14.41%	14.64%
Leverage Ratio	9.00%	8.90%

Shareholders’ Equity was $10,705,000 at September 30, 2006 compared to $10,203,000 at December 31, 2005.

12

Liquidity. Liquidity is our ability to fund both loans and investments in the normal course of business and to provide adequate protection for unexpected deposit withdrawals or other demands for funds without incurring a significant negative impact on profitability. Our primary source of day-to-day liquidity lies in the combination of cash, deposit balances, checks in process of collection, deposit growth and federal funds sold. Federal funds are excess funds that are sold to other banks, generally on a one-day basis. Normal funds from the repayment of loans and investments augment these funds.

Our secondary source of liquidity lies in our investments and deposits in other financial institutions. While our investments are categorized as held-to-maturity, they consist primarily of short-term U S government agencies that are readily marketable. The majority of our investment securities mature in five years or less. Interest-bearing deposits in other financial institutions generally mature in two years or less and the volume of this investment decreased for the first nine months.

Off-Balance Sheet Arrangements. Commitments to extend credit, which amounted to $2,000,000 at September 30, 2006 and $3,815,000 at December 31, 2005, respectively, represent agreements to lend to customers with fixed expiration dates or other termination clauses. Since many of the commitments are expected to expire without being funded, the total commitment amounts do not necessarily represent future liquidity requirements. Standby letters of credit are conditional commitments issued by the Bank guaranteeing the performance of a customer to a third party. Those guarantees are primarily issued to support public and private borrowing arrangements. The Bank had outstanding letters of credit in the amount of $1,156,000 at September 30, 2006 and $639,000 at December 31, 2005.

Recent Accounting Pronouncements. In June 2005, the FASB issued Statement No. 154, “Accounting Changes and Error Corrections”, which replaces APB Opinion No. 20, “Accounting Changes” and FASB Statement No. 3, “Reporting Accounting Changes in Interim Financial Statements.” Statement No., 154 requires that a voluntary change in accounting principle be applied retrospectively with all prior period financial statements presented on the new accounting principle. Statement No. 154 also requires that a change in method of depreciating or amortizing a long-lived non-financial asset be accounted for prospectively as a change in estimate, and correction of errors in previously issued financial statements should be termed a “restatement.” Statement No. 154 is effective for accounting changes and correction of errors made in fiscal years beginning after December 15, 2005. Management does not expect this accounting pronouncement to have a material impact on the financial statements.

Item 3—CONTROLS AND PROCEDURES

The Bank maintains a system of disclosure controls and procedures that is designed to ensure that material information is accumulated and communicated to management, including the Bank’s president (who is the Bank’s principal executive officer and principal financial officer), as appropriate to allow timely decisions regarding required disclosure. As required, management, with the participation of the Bank’s president, evaluated the effectiveness of the design and operation of the Bank’s disclosure controls and procedures as of the end of the period covered by this report. Based on this evaluation, the Bank’s president concluded that the Bank’s disclosure controls and procedures were operating effectively to ensure that information required to be disclosed by the Bank in reports that it files or submits under the Securities Exchange Act of 1934, as amended, is recorded, processed, summarized, and reported within the time periods specified in the rules and forms of the SEC.

Because of the inherent limitations in all control systems, no evaluation of controls can provide absolute assurance that the Bank’s disclosure controls and procedures will detect or uncover every situation involving the failure of persons within the Bank to disclose material information otherwise required to be set forth in the Bank’s periodic reports.

The Bank’s management is also responsible for establishing and maintaining adequate internal control over financial reporting to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. There were no changes in the Bank’s internal control over financial reporting during the Bank’s quarter ended September 30, 2006 that have materially affected, or are reasonably likely to materially affect, the Bank’s internal control over financial reporting.

13

PART II—OTHER INFORMATION

Item 1—LEGAL PROCEEDINGS.

There are no material pending legal proceedings to which the Bank is a party or to which the property of the Bank is subject.

Item 2—UNREGISTERED SALES OF EQUITY SECURITIES AND USE OF PROCEEDS.

None.

Item 3—DEFAULTS UPON SENIOR SECURITIES.

None.

Item 4—SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

Item 5—OTHER INFORMATION

None.

Item 6—EXHIBITS

Exhibits:

2.1	Agreement and Plan of Merger, dated as of July 28, 2006, by and among Blue Ridge Bank, N.A., Central National Bank, Community National Bank, First National Bank, First National Exchange Bank, Mountain National Bank, Patrick Henry National Bank, Patriot Bank, National Association, Peoples National Bank, Shenandoah National Bank and Carter Bank & Trust (incorporated by reference to Exhibit 2.1 to Form 8-K filed with the Office of the Comptroller of the Currency on July 31, 2006).

3.1	Articles of Association (filed with the Office of the Comptroller of the Currency prior to the opening of the Bank)

3.2	Amended and Restated Bylaws (as amended and restated through February 17, 2005) (incorporated by reference to Exhibit 3.2 to Form 8-K filed with the Office of the Comptroller of the Currency on February 17, 2005)

31	Certification by principal executive officer and principal financial officer pursuant to Rule 13a-14(a)

32	Certification of principal executive officer and principal financial officer pursuant to 18 U.S.C. § 1350

14

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CENTRAL NATIONAL BANK

Date: November 13, 2006
Worth Harris Carter, Jr.
Chairman of the Board and President
(Signing on behalf of the registrant and as principal executive and financial officer of the registrant)

15

Exhibit 31

CERTIFICATION

I, Worth Harris Carter, Jr., certify that:

1.	I have reviewed this quarterly report on Form 10-QSB of Central National Bank;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report; and

3.	Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the small business issuer as of, and for, the periods presented in this report.

Date: November 13, 2006
Worth Harris Carter, Jr.
Chairman of the Board and President
(principal executive officer and principal financial officer)

16

Exhibit 32

CERTIFICATION OF

PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350)

The undersigned, as the principal executive officer and principal financial officer of Central National Bank, certifies that, to the best of his knowledge and belief, the Quarterly Report on Form 10-QSB for the period ended September 30, 2006 which accompanies this certification fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of Central National Bank at the dates and for the periods indicated. The foregoing certification is made pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350) and shall not be relied upon for any other purpose. The undersigned expressly disclaims any obligation to update the foregoing certification except as required by law.

Date: November 13, 2006
Worth Harris Carter, Jr.
Chairman of the Board and President
(principal executive officer and principal financial officer)

17

Annex O

2005 Annual Report

Community National Bank

SOUTH BOSTON VIRGINIA 24592

Member FDIC

Management’s Discussion and Analysis of Financial Condition and Results of Operation

Except for the historical information contained in this report, the matters set forth herein include Forward-Looking Statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These Forward-Looking Statements included, among other things, statements of goals, plans, intentions and expectations, regarding or based upon desired business strategies, general economic conditions, interest rates, developments in local and national markets, and other matters, which, by their nature, are subject to significant uncertainties. Because of these uncertainties and the assumptions upon which this report is based, actual future developments with respect to the business of the Bank may differ materially from those contemplated by such statements.

Critical Accounting Policies. The accounting and reporting policies of the Bank conform to generally accepted accounting principles (GAAP) in the United States of America and to general practices within the banking industry. The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. We believe the most significant of these estimates involves the allowance for loan losses because of its potential impact on our overall performance. We have described our policies in this area below. A summary of the Bank’s significant accounting policies can be found in the Notes to the Financial Statements.

In general, determining the amount of the allowance for loan losses requires significant judgment and the use of estimates by management. The Bank maintains an allowance for loan losses to absorb probable losses in the loan portfolio based on a quarterly analysis of the portfolio and expected future losses. This analysis determines an appropriate level of the allowance for loan losses by considering factors affecting loan losses, including specific losses, levels and trends in impaired and non-performing loans, historical loan loss experience, current economic conditions, volume, growth and composition of the portfolio, and other relevant factors. The Bank records a provision for loan losses to maintain the allowance at an adequate level. The provision expense could increase or decrease each quarter based upon the results of management’s formal analysis.

The amount of the allowance represents management’s estimate of expected losses from existing loans based upon specific allocations for individual lending relationships and historical loss experience. The allowance for loan losses related to impaired loans is based on discounted cash flows using the loan’s initial effective interest rate or the fair value of the collateral for certain collateral dependent loans. This evaluation requires management to make estimates of the amounts and timing of future cash flows on impaired loans, which consists primarily of non-accrual and restructured loans. Actual losses for these loans can vary significantly from these estimates.

Summary of Operations. Net income for 2005 equaled $2,292,000 or $3.24 per share, compared to $2,040,000 or $2.88 per share, for 2004. This represents a return on average assets of 0.93% and return on average equity of 10% compared to 0.83% and 10%, respectively, for last year.

Our total deposits have decreased $1.9 million compared to last year. Time deposits and LIFETIME FREE CHECKING increased while all other categories decreased. Loans increased $7 million, or 5% during the year.

The Bank opened an office in Emporia, VA in 2004. We anticipate opening a second office in Durham, NC and two offices in Franklin, VA during 2006.

Net Interest Income. Net interest income is our largest source of revenue and continues to be impacted by the very low level of interest rates. Since 2001, the Federal Reserve has reduced the target rate for federal funds, which is a major factor in the level of most short-term interest rates, from 6.50% to 1.00%. The Federal Reserve began increasing the rate from 1.00% in June 2004 and has continued over the last year and a half to the latest increase bringing the rate to 4.50% The economy appears strong, and while inflation has been contained, there are signs inflation could increase and the Fed is expected to increase rates one or two more times before pausing.

With interest rates at levels never seen before in recent times, the Bank has increased loans and investments in U.S Agency Securities while reducing its Federal Funds Sold position and Interest Bearing Deposits in other Financial Institutions. The Bank allowed some high cost Certificates of Deposit to run off although, in the second half of the year, Certificates of Deposit increased as funds moved from shorter-term categories into Certificates of Deposit.

As a result of increasing loans and investments, our net interest income increased $394,000 over the prior year. With interest rates at a higher level we anticipate existing loans, many of which will reprice annually, will increase yields at a faster pace than the net increase in the cost of deposits.

The following table shows a summary of the changes in interest income and interest expense resulting from changes in volume and changes in rates for each category of interest-earning assets and interest-bearing liabilities for 2005/2004 and 2004/2003:

(Dollars in Thousands) Increase Asset/Liability	2005 vs 2004 (Revised) Increase (Decrease)	2004 vs 2003 (Decrease)
Real Estate Loans	717	(969)
Installment Loans	(80)	268
Commercial Loans	456	472

Total Loans	1,093	(229)
Interest-Bearing Deposits in Other Financial Institutions	159	99
Investment Securities	(348)	(360)
Federal Funds Sold	(83)	(253)

Total Earning Assets	821	(743)

Interest-Bearing Transactions Accounts	13	(51)
Savings Accounts (Includes MMDA’s)	(13)	(32)
Certificates of Deposit $100,000 and Over	(2)	74
Other Certificates of Deposit	413	(723)

Total Interest-Bearing Deposits	411	(732)

Notes Issued to the U.S. Treasury	2	1
Federal Funds Purchased	14	—

Total Interest-Bearing Liabilities	427	(731)

Change in Net Interest Income	394	(12)

2

The following table details the average balances and cost and yield data for the earning assets and interest-bearing liabilities:

(Dollars in Thousands) Asset/Liability	2005 (Revised)			2004			2003
	Average Balance	Interest	Yield/ Cost	Average Balance	Interest	Yield/ Cost	Average Balance	Interest	Yield/ Cost
Real Estate Loans	$105,777	$6,485	6.13%	$97,119	$5,768	5.94%	$92,567	$6,737	7.28%
Installment Loans	13,370	957	7.16%	11,946	1,037	8.68%	9,008	769	8.54%
Commercial Loans	37,060	1,581	4.27%	29,865	1,125	3.77%	15,219	653	4.29%

Total Loans	156,207	9,023	5.78%	138,930	7,930	5.71%	116,794	8,159	6.99%
Interest-Bearing Deposits in Other Financial Institutions	15,594	575	3.69%	18,174	416	2.29%	13,326	317	2.38%
Investment Securities	52,294	1,970	3.77%	59,349	2,318	3.91%	53,704	2,678	4.99%
Federal Funds Sold	6,610	137	2.07%	17,189	220	1.28%	45,760	473	1.03%

Total Earning Assets	$230,705	$11,705	5.07%	233,642	10,884	4.66%	229,584	11,627	5.06%

Interest-Bearing Transaction Accounts	21,947	143	0.65%	23,032	130	0.56%	21,360	181	0.85%
Savings Accounts (Includes MMDA’s)	46,916	646	1.38%	49,319	659	1.34%	42,900	691	1.61%
Certificates of Deposit
$100,000 and Over	18,752	736	3.92%	16,570	738	4.45%	16,175	664	4.11%
Other Certificates of Deposit	98,419	3,486	3.54%	101,616	3,073	3.02%	107,553	3,796	3.53%

Total Deposits	186,034	5,011	2.69%	190,537	4,600	2.41%	187,988	5,332	2.84%

Notes Issued to the U.S. Treasury	127	4	3.15%	194	2	1.03%	147	1	0.68%

Federal Funds Purchased	355	14	3.94%	—	—	—	—	—	—

Total Interest-Bearing Liabilities	$186,516	$5,029	2.70%	$190,731	$4,602	2.41%	$188,135	$5,333	2.83%

Net Interest Income		$6,676			$6,282			$6,294

Net Yield on Earning Assets			2.89%			2.69%			2.74%

Loans. Loans increased from $147 million at year end 2004 to $154 million at year end 2005. The composition of the portfolio remained consistent with prior years as real estate loans made up 69% of net loans and is indicative of the overall lending philosophy of the Bank.

The Bank also continues to maintain flexibility in the maturity of the loan portfolio. Almost half of the Bank’s loans have adjustable interest rates as of year-end 2005 and 2004. In addition, the combination of adjustable-rate and fixed rate loans that adjust or mature within one year equals nearly 32% of the total portfolio for 2005, compared to 62% for 2004.

Allowance and Provision for Loan Losses. As discussed previously, the Allowance for Loan Losses represents management’s estimation of the amount necessary to absorb future losses in the loan portfolio. On the Statement of Condition, the Allowance for Loan Losses is deducted from Total Loans so that the net amount shown represents the estimated realizable total loans. The Provision for Loan Losses is the amount charged to expense to maintain the allowance at an adequate level.

The Provision for Loan Losses equaled $72,000 at year end 2005 and 2004.

(Dollars in Thousands)	December 31
	2005	2004	2003	2002	2001
Balance Beginning of Year	$1,589	$1,559	$1,043	$1,005	$986
Provision for Loan Losses	72	72	583	72	72
Net Loan Losses
Real Estate Loans	5	26	49	—	—
Installment Loans	—	16	15	34	51
Commercial Loans	—	—	3	—	2

Total Net Loan Losses	5	42	67	34	53

Balance	$1,656	$1,589	$1,559	$1,043	$1,005

Allowance for Loan Losses to Period-End Loans	1.08%	1.08%	1.23%	0.97%	0.92%
Net Loan Losses to Average Loans	0.00%	0.03%	0.06%	0.03%	0.05%

Nonaccrual loans are those loans contractually past due 90 days or more on which no interest is being accrued. Other real estate owned consists of real estate acquired through foreclosure. These properties are reviewed quarterly and reduced to an estimated realizable value at that time.

3

Information concerning nonaccrual loans and other real estate owned is presented in the following table:

(Dollars in Thousands) Nonaccrual Loans	December 31
	2005 (Revised)	2004	2003	2002	2001
Real Estate	$2,457	$1,913	$1,281	$—	$—
Installment	6	—	—	2	20
Commercial	—	—	—	—	3

Total Nonaccrual Loans	2,463	1,913	1,281	2	23
Real Estate Owned Other Than Bank Premises	1,086	818	815	836	—

Total Non-Performing Assets	$3,549	$2,731	$2,096	$838	$23

The following table presents the volume of loans contractually past due for 90 days or more on which interest continues to be accrued. These loans are believed to be well collateralized and present little or no likelihood of loss of principal.

(Dollars in Thousands) Loans 90 Days or More Past Due
	2005	2004	2003	2002	2001
Real Estate	$50	$—	$—	$27	$1,888
Installment	—	—	—	—	—
Commercial	—	—	489	—	—

Total Loans 90 Days or More Past Due	$50	$—	$489	$27	$1,888

Non-Interest Income. Non-interest income equaled $1,179,000 for 2005 compared to $1,358,000 for 2004. The principal component of non-interest income is service charges on deposit accounts, which equaled $940,000 for 2005 compared to $999,000 for 2004.

Non-Interest Expense. Non-interest expense increased $90,000 during the year. Salaries and employee benefits, which is the largest of these expenses decreased $30,000 during the year. The Bank has been successful in controlling non-interest expenses while absorbing the costs of opening our Emporia office in 2004.

Investments. The total investment securities increased from $42 million at year-end 2004 to $57 million at year-end 2005. With interest rates at levels never seen before in recent times, the Bank increased loans and investments in U.S. Agency securities while reducing Federal Funds Sold.

Deposits. Total deposits decreased $1.9 million, or 0.9% during the year. In addition, there has been a shift in the composition of our deposits as customers have moved their funds from shorter-term accounts into Certificates of Deposit. As a result, our total time deposits increased $9.7 million during the year while all other deposit categories decreased with the exception of LIFETIME FREE CHECKING which increased.

Interest Sensitivity Analysis. The frequency with which interest rates on earning assets and interest bearing liabilities change has a significant impact on net interest income. The following table presents the anticipated changes based on the contractual maturity of each instrument. Expected maturities may differ from contractual maturities as both borrowers and depositors may have the right to call or prepay obligations with or without call or prepayment penalties.

(Dollars in Thousands)	Within One Year	One to Five Years	Over Five Years	Total
(Revised)
Use of Funds
Federal Funds Sold	$200	$—	$—	$200
Interest-Bearing Deposits in Other Financial Institutions	14,743	1,287	—	16,030
Investment Securities	18,271	38,506	—	56,777
Loans	49,298	68,723	36,094	154,115

Total Earning Assets	$82,512	$108,516	$36,094	$227,122

Deposits
Interest-Bearing Demand	$28,553	$—	$—	$28,553
Regular Passbook Savings	31,054	—	—	31,054
Time Deposits
Certificates of Deposit $100,000 and Over	7,179	11,637	—	18,816
Other	44,424	59,238	—	103,662

Total Interest-Bearing Deposits	111,210	70,875	—	182,085
Notes issued to the U.S. Treasury	93	—	—	93

Total Interest-Bearing Liabilities	111,303	$70,875	$—	$182,178

Maturity/Rate Sensitivity Gap Per Period	$(28,791)	$37,641	$36,094	$44,944
Cumulative Maturity/Rate Sensitivity Gap	$(28,791)	$8,850	$44,944

4

Capital. The federal regulatory agencies use risk-based capital ratios to analyze the adequacy of a bank’s capital. These ratios weigh bank assets from 0% to 100% depending upon the risks inherent in each type of asset. The Bank continues to meet all requirements for a well-capitalized bank as defined by the regulatory agencies. The following table presents the key risk-based capital ratios for December 31, 2005 and 2004. Additional details regarding capital may be found in the footnotes of the Financial Statements.

	2005 (Revised)	2004
Tier 1 Ratio	14.84%	14.45%
Total Risk-Based Capital Ratio	15.92%	15.53%
Leverage Ratio	9.29%	8.54%

Liquidity. Liquidity is our ability to fund both loans and investments in the normal course of business and to provide adequate protection for unexpected deposit withdrawals or other demands for funds without incurring a significant negative impact on profitability. Our primary source of day-to-day liquidity lies in the combination of cash, deposit balances, checks in process of collection, deposit growth and federal funds sold. Federal funds are excess funds that are sold to other banks, generally on a one-day basis. Normal funds from the repayment of loans and investments augment these funds.

Our secondary source of liquidity lies in our investments and deposits in other financial institutions. While our investments are categorized as held-to-maturity, they consist primarily of short-term United States Government Agencies that are readily marketable. As reflected in the previous Interest Sensitivity Analysis, the majority of our investment securities mature in five years or less. Interest bearing deposits in other financial institutions generally mature in two years or less and the volume of this investment decreased during the year.

Management’s Responsibility for Financial Reporting

The management of Community National Bank has prepared and is responsible for the accompanying financial statements, together with the financial data and other information presented in this annual report. Management believes that the financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America appropriate under the circumstances. The financial statements include amounts that are based on management’s best estimates and judgments.

Management maintains and depends upon an internal accounting control system designed to provide reasonable assurance that transactions are executed in accordance with management’s authorization, that financial records are reliable as the basis for preparation of all financial statements, and that the Bank’s assets are safeguarded. The design and implementation of all systems of internal control are based on judgments required to evaluate the costs of control in relation to the expected benefits and to determine the appropriate balance between these costs and benefits. The Bank maintains a professional internal audit staff to monitor compliance with the system of internal control. Operational and special audits are conducted, and audit reports are submitted to appropriate management.

The Board of Directors meets periodically with management and internal auditors to review accounting, auditing and internal reporting matters. The internal auditors have free access to the Board, without management present, to discuss the results of their audit work and their evaluations of internal controls and the quality of financial reporting.

Worth Harris Carter, Jr.

Chairman of the Board, President and

Chief Financial Officer

5

Statements of Financial Condition

(Dollars in Thousands)

	December 31
	2005 (Revised)	2004
ASSETS:
Interest-Bearing Deposits in Other Financial Institutions	$16,030	$21,081
Investment Securities (Fair Value $56,049 in 2005, $42,166 in 2004)	56,777	42,209
Federal Funds Sold	200	22,455
Loans (Net of Unearned Income)	153,810	146,635
Less: Allowance for Loan Losses	(1,656)	(1,589)

Net Loans	152,154	145,046
Earning Assets	225,161	230,791
Cash and Due from Banks	12,191	8,370
Bank Premises and Equipment	2,684	2,588
Real Estate Owned Other Than Bank Premises	1,086	818
Investment in Associated Company	769	618
Other Assets	3,359	2,503

TOTAL ASSETS	$245,250	$245,688

LIABILITIES:
Deposits:
LIFETIME FREE CHECKING	$39,957	$36,261
Interest-Bearing Demand	28,553	42,239
Regular Passbook Savings	31,054	32,702
Time Deposits:
Certificates of Deposit $100,000 and Over	18,816	17,201
Other	103,662	95,582

TOTAL DEPOSITS	222,042	223,985
Notes Issued to the U. S. Treasury	93	146
Other Liabilities	225	251

TOTAL LIABILITIES	222,360	224,382

SHAREHOLDERS’ EQUITY:
Common Stock Par Value $5.00; 2,500,000 shares authorized; 707,482 shares outstanding in 2005 and 2004	3,537	3,537
Surplus	15,825	15,825
Undivided Profits	3,528	1,944

TOTAL SHAREHOLDERS’ EQUITY	22,890	21,306

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$245,250	$245,688

The accompanying notes are an integral part of these financial statements.

6

Statements of Income

(Dollars in Thousands Except Per Share Data)

	Years Ended December 31
	2005 (Revised)	2004	2003
INTEREST INCOME:
Interest and Fees on Loans:
Taxable	$7,921	$6,587	$7,749
Non-Taxable	1,102	722	409
Interest on Deposits in Other Financial Institutions	575	416	317
Interest on Federal Funds Sold	137	220	473
Interest and Dividends on Securities:
U.S. Agency Securities	1,955	2,827	2,570
Obligations of States and Political Subdivisions	15	112	109

TOTAL INTEREST INCOME	11,705	10,884	11,627

INTEREST EXPENSE:
Interest on Time Deposits $100,000 or More	736	738	664
Interest on Other Deposits	4,275	3,864	4,668
Interest on Federal Funds Purchased	14	—	—
Interest on Notes Issued to the U. S. Treasury	4	—	1

TOTAL INTEREST EXPENSE	5,029	4,602	5,333

NET INTEREST INCOME	6,676	6,282	6,294
Provision for Loan Losses	72	72	583

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	6,604	6,210	5,711

NON-INTEREST INCOME:
Service Charges, Commission and Fees	940	999	1,059
Other Non-Interest Income	239	359	275

TOTAL NON-INTEREST INCOME	1,179	1,358	1,334

NON-INTEREST EXPENSE:
Salaries and Employee Benefits	2,483	2,513	2,266
Occupancy Expense	826	784	721
Operations Center Expense	1,069	972	947
FDIC Assessment	30	33	33
Other Non-Interest Expense	528	544	508

TOTAL NON-INTEREST EXPENSE	4,936	4,846	4,475

INCOME BEFORE INCOME TAXES	2,847	2,722	2,570
Income Tax Expense	555	682	714

NET INCOME	$2,292	$2,040	$1,856

NET INCOME PER SHARE*:
Basic and Diluted	$3.24	$2.88	$2.62

*	Net income per share has been retroactively adjusted to reflect the stock dividend in 2003.

The accompanying notes are an integral part of these financial statements.

7

Statements of Cash Flows

(Dollars in Thousands)

	Years Ended December 31
	2005 (Revised)	2004	2003
Cash Flows From Operating Activities:
Net Income	$2,292	$2,040	$1,856
Adjustments to reconcile net cash from operating activities:
Provision for Loan Losses	72	72	583
Depreciation of Premises and Equipment	150	125	98
Equity in Undistributed Income From Associated Company	(1)	(11)	(10)
Provision for Deferred Income Taxes	(24)	69	(186)
Increase (Decrease) in Unearned Income	—	(99)	(42)
(Increase) Decrease in Other Assets	(856)	332	(40)
Increase (Decrease) in Other Liabilities	(2)	(41)	(20)

Net Cash from Operating Activities	1,631	2,487	2,239

Cash Flows From Investing Activities:
Maturity of Interest-Bearing Deposits	23,032	13,956	11,383
Purchase of Interest-Bearing Deposits	(17,981)	(21,180)	(13,857)
Proceeds from maturities, calls and redemptions of Investment Securities	1,432	43,482	24,955
Purchase of Investment Securities	(16,000)	(20,000)	(27,000)
Purchase of Bank Premises and Equipment	(246)	(1,482)	(387)
Net Increase in Short-Term Loans Outstanding, Net	3,703	(14,588)	(16,493)
Longer-Term Loans Originated or Purchased	(44,281)	(20,188)	(30,081)
Principal Collected on Longer-Term Loans	33,398	14,600	27,632
Sale (Purchase) of Other Real Estate	(268)	(3)	21
Investment in Associated Company	(150)	—	(199)

Net Cash from Investing Activities	(17,361)	(5,403)	(24,026)

Cash Flows From Financing Activities:
Increase (Decrease) in Demand and Savings Accounts	(11,638)	8,167	14,715
Proceeds from Sale of Time Deposits	65,946	56,301	123,271
Payments on Matured Time Deposits	(56,251)	(63,212)	(124,859)
Stock Dividends	—	—	(9)
Cash Dividends	(708)	(637)	(579)
Increase (Decrease) in Notes Issued to U.S. Treasury	(53)	89	(452)

Net Cash from Financing Activities	(2,704)	708	12,087

Net Change in Cash and Equivalents	(18,434)	(2,208)	(9,700)

Cash and Equivalents at Beginning of Year	30,825	33,033	42,733

Cash and Equivalents at End of Year	$12,391	$30,825	$33,033

Supplementary Data:
Cash Paid for Interest	$5,004	$4,618	$5,371
Cash Paid for Income Taxes	555	682	714
Transfer of Loans to Foreclosed Assets	—	—	—

The accompanying notes are an integral part of these financial statements.

8

Statements of Changes in Shareholders’ Equity

(Dollars in Thousands)

	COMMON STOCK		SURPLUS	UNDIVIDED PROFITS
	SHARES	AMOUNT
Year Ended December 31, 2003

Balance at Beginning of Year	643,312	$3,216	$12,617	$2,802
Cash Dividends, $0.82 per share*	—	—	—	(579)
Stock Dividend (10%)	64,170	321	3,208	(3,538)
Net Income	—	—	—	1,856

Total	707,482	$3,537	$15,825	$541

Year Ended December 31, 2004

Balance at Beginning of Year	707,482	$3,537	$15,825	$541
Cash Dividends, $0.90 per share*	—	—	—	(637)
Net Income	—	—	—	2,040

Total	707,482	$3,537	$15,825	$1,944

Year Ended December 31, 2005 (Revised)

Balance at Beginning of Year	707,482	$3,537	$15,825	$1,944
Cash Dividends, $1.00 per share*	—	—	—	(708)
Net Income	—	—	—	2,292

Total	707,482	$3,537	$15,825	$3,528

*	Cash dividends per share have been retroactively restated to reflect the stock dividend in 2003.

The accompanying notes are an integral part of these financial statements.

9

Notes to Financial Statements

(Dollars in Thousands in Charts Except Per Share Data)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accounting and reporting policies of Community National Bank are in accordance with accounting principles generally accepted in the United States of America, and general practices within the banking industry which are consistent with reports filed with regulatory agencies.

NATURE OF OPERATIONS

The Bank generates commercial (including agricultural), mortgage and consumer loans and receives deposits from customers located primarily in South Boston, Halifax and Mecklenburg County, and the City of Emporia. The Bank operates under a national charter and provides full banking services. As a national bank, the Bank is subject to regulation by the Comptroller of the Currency, Federal Deposit Insurance Corporation, and the Board of Governors of the Federal Reserve System.

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Material estimates that are particularly susceptible to significant change in the near term relate to the determination of the allowance for loan losses, and fair value of other real estate owned.

CASH AND CASH EQUIVALENTS

For purposes of cash flows, cash and cash equivalents include cash on hand, demand balances due from banks and federal funds transactions. Generally, federal funds are purchased and sold for one-day periods.

SECURITIES

Investment securities are stated at cost, adjusted for amortization of premiums and accretion of discounts, and computed by the interest method. The Bank has the positive intent and ability to hold these securities until maturity. Gains and losses on sales, if any, of securities are based upon the adjusted cost of the specific securities sold.

LOANS

Loans are recorded at the amount of the loan disbursed to borrowers plus the applicable amount, if any, of unearned income and other charges, less payments received. Income earned on loans is recognized by methods which generally result in level rates of return on principal amounts outstanding. The net amount of nonrefundable loan origination fees approximates the direct costs associated with the lending process.

The allowance for loan losses is an estimate of losses inherent in the loan portfolio as determined by management taking into consideration historical loan loss experience, diversification of the loan portfolio, amounts of secured and unsecured loans, banking industry standards and averages, and general economic conditions. Ultimate losses may vary from current estimates. These estimates are reviewed periodically and as adjustments become necessary, they are reported in earnings in the periods in which they become reasonably estimable.

Management determines loan impairment using guidelines established by Statement of Financial Accounting Standards No. 114 (SFAS 114), “Accounting by Creditors for Impairment of a Loan (as amended by SFAS No. 118, Accounting by Creditors for Impairment of a Loan - Income Recognition and Disclosures”). Under this accounting standard, a loan is considered to be impaired when it is probable that the Bank will be unable to collect all principal and interest amounts according to the contractual terms of the loan agreement. A performing loan may be considered impaired. The allowance for loan losses related to loans identified as impaired is primarily based on the excess of the loan’s current outstanding principal balance over the estimated fair value of the related collateral. For a loan that is not collateral-dependent, the allowance is recorded at the amount by which the outstanding principal balance exceeds the current best estimate of the future cash flows on the loan discounted at the loan’s original effective interest rate. Interest on impaired loans is recognized when cash is received.

BANK PREMISES AND EQUIPMENT

Premises and equipment are stated at cost, less accumulated depreciation. Depreciation is charged to operating expenses over the estimated useful life of the assets by the accelerated and straight-line methods. Costs of maintenance or repairs are charged to expense as incurred and improvements are capitalized. Upon retirement or disposal of an asset, the asset and related allowance account are eliminated. Any gain or loss on such transactions is included in current operations. Depreciation has been included under Occupancy Expenses in the Statements of Income in the amount of $150,000 in 2005, $125,000 in 2004, and $98,000 in 2003.

OTHER REAL ESTATE OWNED

Real estate properties acquired through or in lieu of loan foreclosure are initially recorded at the lower of the Bank’s carrying amount or fair value less estimated selling cost at the date of foreclosure. Any write-downs based on the asset’s fair value at the date of acquisition are charged to the allowance for loan losses. After foreclosure, these assets are carried at the lower of their new cost basis or fair value less cost to sell. Costs of significant property improvements are capitalized, whereas costs relating to holding property are expensed. Valuations are periodically performed by management, and any write-downs are recorded as a charge to operations, if necessary, to reduce the carrying value of a property to the lower of its cost or fair value less cost to sell.

INCOME TAXES

Deferred taxes are provided on a liability method whereby deferred tax assets are recognized for deductible temporary differences and operating loss and tax credit carryforwards and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

RETIREMENT BENEFITS

The Bank has established Employee Benefit Plans as described in footnote 5. The Bank does not provide any other post-retirement benefits that would be accrued under Statement of Financial Accounting Standards No. 106, “Employers Accounting for Post Retirement Benefits Other Than Pensions”.

2. INVESTMENT SECURITIES

The carrying value of securities pledged to secure public deposits was $56,777,000 and $41,759,000, respectively, at December 31, 2005 and 2004. The amortized cost and estimated fair value of investment securities as of December 31, 2005 and 2004 were as follows:

December 31, 2005	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
U. S. Agency Securities	$56,777	$14	$742	$56,049

December 31, 2004
U. S. Agency Securities	$41,759	$583	$639	$41,703
Obligations of States and Political Subdivisions	450	13	—	463

Total	$42,209	$596	$639	$42,166

The table below shows gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position at December 31, 2005 and 2004.

		Unrealized losses
2005 Securities Description	Fair Value	Less Than 12 Months	More Than 12 Months
U. S. Agency Securities	$14,381	$113	$—
U. S. Agency Securities	32,867	—	629

Total	$47,248	$113	$629

2004
U. S. Agency Securities	$28,723	$—	$639

Total	$28,723	$—	$639

The unrealized losses on the Bank’s investments in obligations of U.S. Government Agencies were caused by interest rate increases. The contractual terms of those investments do not permit the issuer to settle the securities at a price less than the amortized cost of the investment. Because the Bank has the ability and intent to hold those investments until a recovery of fair value, which may be maturity, the Bank does not consider those investments to be other-than-temporarily impaired at December 31 2005.

10

The amortized cost and estimated fair value of investments in debt securities at December 31, 2005 and 2004, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because issuers may have the right to call or prepay obligations with or without call or prepayment penalties.

	December 31, 2005		December 31, 2004
	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value
Due in One Year or Less	$18,271	$18,166	$2,150	$2,016
Due After One Year Through Five Years	38,506	37,883	40,059	40,150
Due After Five Years Through Ten Years	—	—	—	—
Due After Ten Years	—	—	—	—

Total	$56,777	$56,049	$42,209	$42,166

There were no sales of securities during 2005, 2004, or 2003.

3. COMPOSITION OF LOANS

	December 31
	2005 (Revised)	2004
Real Estate	$105,637	$97,685
Consumer	11,905	14,048
Loans to Other Commercial Banks	—	—
Commercial, Industrial and Agricultural	5,007	5,689
All Other	31,566	29,518

Gross Loans	154,115	146,940
Less: Unearned Income	(305)	(305)
Allowance for Loan Losses	(1,656)	(1,589)

Total Loans, Net	$152,154	$145,046

Maturity Distribution Variable	2005 (Revised)	2004
Less Than One Year	$14,314	$64,182
One to Five Years	55,374	3,097
Over Five Years	11,116	4,204

Subtotal	80,804	71,483

Fixed
Less Than One Year	34,983	26,404
One to Five Years	13,348	32,681
Over Five Years	24,980	16,372

Subtotal	73,311	75,457

Total	$154,115	$146,940

4. ALLOWANCE FOR LOAN LOSSES

In the view of management, the Allowance for Loan Losses is adequate to meet the loss contingency based on experience factors and a review of the loan portfolio.

The Allowance for Loan Losses for the years ending December 31, 2005, 2004 and 2003 is summarized as follows:

	2005	2004	2003
Balance at beginning of year	$1,589	$1,559	$1,043
Recoveries credited during year	18	4	2
Provision for loan losses	72	72	583
Loan losses charged to allowance	(23)	(46)	(69)

Balance at end of year	$1,656	$1,589	$1,559

The following is a summary of information pertaining to impaired and non-accrual loans:

	December 31
	2005 (Revised)	2004
Impaired loans without a valuation allowance	$—	$280
Impaired loans with a valuation allowance	1,363	1,363

Total impaired loans	$1,363	$1,643

Valuation allowance related to impaired loans	$1,363	$1,363

Non-accrual loans (impaired)	$1,363	$1,643

Non-accrual loans (non-impaired)	$1,100	$270

Total loans past due ninety days or more and still accruing	$50	$—

	Years Ended December 31
	2005	2004	2003
Average investment in impaired loans	$1,363	$1,643	$534

Interest income recognized on impaired loans	$—	$141	$5

Interest income recognized on a cash basis on impaired loans	$—	$115	$—

5. STOCK OPTIONS AND EMPLOYEE BENEFIT PLANS

There were no stock options or stock option plans in effect for 2003, 2004 and 2005.

The Bank has adopted an integrated profit sharing plan. Employees participate in the profit sharing plan following completion of six (6) months of service and upon reaching the age of twenty years and six months as of January 1. Vesting includes years of service to the Bank prior to the effective date of the plan. The plan gives 0% vesting to anyone who has less than five (5) years of service except that persons who have reached the age of 62 are fully vested regardless of length of service. Each participant in the plan (who has not reached age 62) becomes 100% vested after five (5) years of service. The contribution to the plan is determined each year by the Board of Directors and thus may fluctuate in amount from year to year. The contribution by the Bank was $88,000 in 2005 and 2004, and $91,000 in 2003 and is included in Salaries and Employee Benefits in the Statements of Income.

6. FEDERAL INCOME TAXES

Net deferred tax assets consist of the following components as of December 31, 2005 and 2004:

Deferred Tax Assets	2005	2004
Allowance for Loan Losses	$519	$498
Dividend Exclusion	85	85
Tax Credit Carryforward	25	—

Total Deferred Tax Assets	$629	$583

Deferred Tax Liabilities
Bank Premises	$187	$166
Investment in Associated Companies	101	100

Total Deferred Tax Liabilities	$288	$266

Net Deferred Taxes	$341	$317

The provisions for income taxes charged to operations for the years ended December 31, 2005, 2004 and 2003 consist of the following:

	2005 (Revised)	2004	2003
Currently payable	$579	$613	$900
Deferred	(24)	69	(186)

Net Provision	$555	$682	$714

The Income tax provision differs from the amount of income tax determined by applying the U. S. federal income tax rate to pretax income for the years ended December 31, 2005, 2004 and 2003 due to the following:

	2005 (Revised)	2004	2003
Tax provision computed by applying federal rate to income before income taxes	$968	$925	$874
Tax exempt interest	(380)	(272)	(176)
Tax credits	(56)	—	—
Other	23	29	16

Net Provision	$555	$682	$714

In 2005, the Bank purchased historic tax credits during the year of $568,000 at a discount of $56,000 that expire in 2014. A summary of the tax credits and their use is as follows:

Tax credits purchased	$568
Taken in 2005	(275)
Carryback taken in 2004	(268)

Carryforward for 2006	$25

7. RELATED PARTY TRANSACTIONS

The Chairman of the Board of Community National Bank also serves as Chairman of the Board of Blue Ridge Bank, N. A., Central National Bank, First National Bank, First National Exchange Bank, Mountain National Bank, Patrick Henry National Bank, Patriot Bank, N.A., Peoples National Bank, and Shenandoah National Bank.

The Bank maintains correspondent bank accounts with two of these banks. In 2005 and 2004 the average daily balances in these accounts were considered normal operating balances to facilitate general business transactions.

The Bank also participates in loan transactions with these banks. These transactions are at carrying value and do not involve more than the normal risk of collectibility or present other unfavorable features.

The Bank owns ten percent of the outstanding common stock of The Mortgage Company of Virginia. The remaining common stock is owned equally by the banks listed above. The Mortgage Company of Virginia owns 100% of Bank Services of Virginia, Inc. The business of both of these companies is to provide operational support services to the ten banks. These services consist of mortgage loan servicing, data processing, bookkeeping,

11

check clearing, accounting, investment management, bank couriers, advertising programs, central purchasing and other management services. The Bank is charged for its share of these services, which is recorded as Operation Center Expense in the Statements of Income. The cost of this expense is shared by the ten banks on the basis of average deposits of each bank related to total average deposits of all the banks.

The Mortgage Company of Virginia, Inc. also owns 100% of Bank Services Insurance, Inc. Bank Services Insurance, Inc. provides insurance products to the banks and customers in the Danville area. The premiums paid to Bank Services Insurance, Inc. equaled $21,000 in 2005.

The Mortgage Company of Virginia, Inc. also owns 50% of Coresoft, Inc. represented by an initial $1,000 investment during 2004. Coresoft, Inc. is in the process of developing a core software package the banks listed above will use. At December 31, 2005, Coresoft, Inc. had an outstanding note payable to the Mortgage Company of $1,400,000.

The Bank records its investment in the common stock of The Mortgage Company of Virginia, Inc. under the equity method of accounting due to the influence the Bank has over the company. The Bank invested an additional $150,000 in 2005 increasing the value of the investment to $769,000 from $618,000 at December 31, 2004. The Bank’s share of earnings of the company equaled $1,000 for 2005, $11,000 for 2004, and $10,000 for 2003 and is shown in the Statements of Income under Other Non-Interest Income.

The Chairman of the Board and President of the Bank also serves as Chairman of the Board and President of Bank Building Corporation and Manager of Blackstone Properties, LLC, its wholly owned subsidiary (the “companies”). The companies lease branches to certain of the banks listed above. At December 31, 2005, the Bank leased eight offices from the companies. Rental expense and future lease payments under these leases are disclosed in a footnote below. As of December 31, 2005 and 2004, the Bank had loans totaling $3,770,000 and $3,884,000, respectively, to the companies. These loans were made to purchase bank branches leased to affiliated banks and other investment property. The loans are secured by these branches and the related leases and other investment property, and have repayment terms similar to other loan customers of the Bank.

In the ordinary course of business, directors and their related interests were customers of, and had transactions with the Bank. Loan transactions with directors, principal security holders and associates were made on substantially the same terms as those prevailing at the time for comparable loans to other persons and did not involve more than normal risk of collectibility or present other unfavorable features. A summary of the transactions is presented below:

	2005	2004
Beginning Balance	$—	$3
New Loans	—	—
Repayments	—	(3)

Ending Balance	$—	$—

8. CONTINGENCIES

The Bank did not have any legal matters of financial significance pending at December 31, 2005 or 2004.

9. EARNINGS PER COMMON SHARE

The Bank follows Statement of Financial Accounting Standards (SFAS) No. 128, “Earnings Per Share”. This statement requires the dual presentation of basic and diluted earnings per share, which are equal for the Bank for all periods presented. The weighted average number of shares used to compute earnings per share was 707,482.

The Bank issued a 10% stock dividend in 2003 and none in 2004 and 2005. No fractional shares were issued in this stock dividend. Stock dividends and fractional shares were settled based on known prices for recent trades of the stock and other factors deemed relevant at that time.

10. BANK PREMISES AND EQUIPMENT

Premises and equipment are stated at cost less accumulated depreciation as follows:

December 31, 2005	Cost	Accumulated Depreciation and Amortization	Net Remaining Cost
Bank Premises (Including Land of $151,000)	$2,137	$345	$1,792
Equipment	1,331	499	832
Leasehold Improvements	76	16	60

Total	$3,544	$860	$2,684

December 31, 2004
Bank Premises (Including Land of $151,000)	$2,096	$348	$1,748
Equipment	1,244	459	785
Leasehold Improvements	69	14	55

Total	$3,409	$821	$2,588

11. FORECLOSED ASSETS

Expenses applicable to foreclosed assets include the following:

	Years Ended December 31
	2005	2004	2003
Net loss (gain) on sales of real estate	$—	$—	$—
Provision for losses	—	—	—
Operating expenses	21	21	21

12. CASH AND CASH EQUIVALENTS

Cash and cash equivalents as of December 31, 2005, 2004 and 2003 are detailed below:

	2005	2004	2003
Cash and Due From Banks	$12,191	$8,370	$8,773
Federal Funds Sold	200	22,455	24,260
Federal Funds Purchased	—	—	—

Total Cash and Cash Equivalents	$12,391	$30,825	$33,033

13. DEPOSITS

Certificates of Deposit maturing as of December 31:

	2005	2004
1 Year	$51,624	$55,493
2 Years	19,773	14,324
3 Years	12,095	15,089
4 Years	11,197	14,519
5 Years and Thereafter	27,789	13,358

Total	$122,478	$112,783

14. CONCENTRATION OF CREDIT RISK

Substantially all of the Bank’s loans, commitments and lines of credit have been granted to customers in the Bank’s market area. The concentrations of credit by loan classification are set forth in a footnote above. The Bank does not extend credit to any individual borrower in excess of its lending limit of $3,685,000 as of year-end 2005 and $3,435,000 as of year-end 2004.

The largest category of Real Estate Loans consisted of Commercial Loans. These loans approximated $42,458,000 at December 31, 2005 and $32,248,000 at December 31, 2004.

15. FAIR VALUE OF FINANCIAL INSTRUMENTS

Statement of Financial Accounting Standards No. 107, “Disclosures about Fair Value of Financial Instruments”, requires the Bank to disclose the estimated fair values of its financial assets and liabilities. The estimated fair values were determined using the following assumptions:

a.	The carrying value of Cash and Due From Banks, Federal Funds Sold, and Interest-Bearing Deposits in Other Financial Institutions are believed to approximate the fair value of these items.

b.	The fair value of actively traded investment securities are determined according to quotes available in the financial press. The fair value of instruments which are not actively traded are determined using values of other instruments with similar characteristics or obtained from outside sources believed to be reliable.

c.	The fair value of loans are estimated by discounting the anticipated cash flows using estimated rates for similar loans available in the Bank’s market area. Estimates of maturities are based on both experience and contractual maturities although prepayments are permitted on the loans.

d.	The fair value of short-term demand and savings deposits are believed to equal carrying value. The fair value of certificates of deposit are based upon the contractual maturity of the instruments and rates currently offered for similar deposits.

e.	The fair value of Notes Payable to the U. S. Treasury are estimated at carrying value.

f.	The fair value of Accrued Interest Receivable and Accrued Interest Payable are estimated at carrying value.

	2005 (Revised)		2004
Financial Assets:	Carrying Value	Fair Value	Carrying Value	Fair Value
Interest-Bearing Deposits in Other Financial Institutions	$16,030	$16,030	$21,081	$21,081
Investment Securities	56,777	56,049	42,209	42,166
Federal Funds Sold	200	200	22,455	22,455
Loans (Net of Unearned Income)	152,154	155,328	146,635	126,832
Cash and Due From Banks	12,191	12,191	8,370	8,370
Accrued Interest Receivable	1,456	1,456	1,123	1,123

Total	$238,808	$241,254	$241,873	$222,027

12

	2005		2004
Financial Liabilities:	Carrying Value	Fair Value	Carrying Value	Fair Value
Deposits
LIFETIME FREE CHECKING	$39,957	$39,957	$36,261	$36,261
Interest-Bearing Demand	28,553	28,553	42,239	42,239
Regular Passbook Savings	31,054	31,054	32,702	32,702
Time Deposits:
Certificates of Deposit $100,000 and Over	18,816	18,814	17,201	17,526
Other	103,662	103,495	95,582	96,915

TOTAL DEPOSITS	222,042	221,873	223,985	225,643
Notes issued to the U.S. Treasury	93	93	146	146
Accrued Interest Payable	225	225	111	111

Total	$222,360	$222,191	$224,242	$225,900

16. CAPITAL ADEQUACY

The Bank is subject to various regulatory capital requirements. Under the regulatory capital guidelines and the regulatory framework for Prompt Corrective Action (PCA), the Bank must meet specific capital guidelines involving the quantitative measures of the Bank’s assets, liabilities, and certain off-balance-sheet items as calculated under regulatory accounting practices. The Bank’s capital amount and classification are also subject to qualitative judgments by the regulators about components, risk weightings and other factors.

Quantitative measures established by regulation to ensure capital adequacy require the Bank to maintain minimum ratios (set forth in the table below) of total and Tier 1 capital (as defined in the regulations) to risk-weighted assets (as defined) and of Tier 1 capital to average assets (as defined).

	Minimum Ratio For Capital Adequacy Purposes	Minimum Ratio To Be Considered Well Capitalized Under PCA Provisions
Tier 1 Capital to Risk Weighted Assets	4%	6%
Total Capital to Risk Weighted Assets	8%	10%
Tier 1 Capital to Average Assets	4%	5%

As of December 31, 2005, the most recent notification from the Federal Deposit Insurance Corporation categorized the Bank as well capitalized under the regulatory framework for prompt corrective action. To be categorized as well capitalized, an institution must maintain minimum total risk-based, Tier 1 risk-based and Tier 1 leverage ratios as set forth in the table above. There are no conditions or events since the notification that management believes have changed the Bank’s category. The Bank’s actual capital amounts and ratios as of December 31, 2005 and 2004 are presented in the following table. Management believes, as of December 31, 2005 that the Bank meets all capital adequacy requirements to which it is subject.

December 31, 2005 (Revised)	Minimum Capital For Capital Adequacy Purposes	Minimum Capital to Be Considered Well Capitalized Under PCA Provision	Actual Capital	Actual Ratio
Tier 1 Capital to Risk Weighted Assets	$6,169	$12,338	$22,890	14.84%
Total Capital to Risk Weighted Assets	12,338	15,422	24,547	15.92%
Tier 1 Capital to Average Assets	9,853	12,316	22,890	9.29%

December 31, 2004
Tier 1 Capital to Risk Weighted Assets	$5,898	$11,796	$21,306	14.45%
Total Capital to Risk Weighted Assets	11,796	14,746	22,895	15.53%
Tier 1 Capital to Average Assets	9,980	12,476	21,306	8.54%

17. QUARTERLY FINANCIAL DATA (Unaudited)

The following summarizes the quarterly results of operations for the years ended December 31, 2005 and 2004:

2005 (Revised)	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Total Interest Income	$2,748	$2,917	$2,925	$3,115
Total Interest Expense	1,161	1,227	1,301	1,340

Net Interest Income	1,587	1,690	1,624	1,775
Provision For Loan Losses	18	18	18	18

Net Interest Income After Provision for Loan Losses	1,569	1,672	1,606	1,757
Total Non-Interest Income	274	283	270	352
Total Non-Interest Expense	1,188	1,212	1,226	1,310

Income Before Income Taxes	655	743	650	799
Income Tax Expense	140	164	130	121

Net Income	$515	$579	$520	$678

Basic and Diluted Net Income Per Share	$0.73	$0.82	$0.73	$0.96

2004	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Total Interest Income	$2,632	$2,770	$2,746	$2,736
Total Interest Expense	1,166	1,129	1,143	1,164

Net Interest Income	1,466	1,641	1,603	1,572
Provision For Loan Losses	18	18	18	18

Net Interest Income After Provision for Loan Losses	1,448	1,623	1,585	1,554
Total Non-Interest Income	284	318	316	440
Total Non-Interest Expense	1,143	1,189	1,202	1,312

Income Before Income Taxes	589	752	699	682
Income Tax Expense	145	185	165	187

Net Income	$444	$567	$534	$495

Basic and Diluted Net Income Per Share	$0.63	$0.80	$0.75	$0.70

18. LEASES AND RENT EXPENSE

The Bank leased facilities under non-cancelable operating leases during 2005, 2004 and 2003. As noted above, the Bank leases eight offices from the companies. These leases required the Bank to pay maintenance, insurance, and property taxes and do not have renewal options. Rental expense under these leases was $418,000 in 2005, $431,000 in 2004, and $438,000 in 2003. Future minimum rental payments under these leases are as follows:

Year Ending December 31, 2006	$451
2007	451
2008	451
2009	451
2010	451
Thereafter	1,300

Total minimum lease payments	$3,555

19. OFF BALANCE SHEET ACTIVITIES AND COMMITMENTS

Commitments to extend credit, which amounted to $623,000 and $4,984,000 at December 31, 2005 and 2004 respectively, represent agreements to lend to customers with fixed expiration dates or other termination clauses. Since many of the commitments are expected to expire without being funded, the total commitment amounts do not necessarily represent future liquidity requirements. Standby letters of credit are conditional commitments issued by the Bank guaranteeing the performance of a customer to a third party. Those guarantees are primarily issued to support public and private borrowing arrangements. At December 31, 2005, the Bank had outstanding letters of credit of $1,330,000, and $1,929,000 in 2004.

The Bank is a member of the Federal Reserve System and is required to maintain certain levels of its cash and due from bank balances as reserves based on regulatory requirements. At December 31, 2005 and 2004, this reserve requirement was approximately $1,983,000 and $1,989,000 respectively.

Federal banking regulations place certain restrictions on dividends paid by the Bank. The total amount of dividends which may be paid at any date and is generally limited to the retained earnings of the Bank. In addition, dividends paid by the Bank would be prohibited if the effect thereof would cause the Bank’s capital to be reduced below applicable minimum capital requirements.

13

20. RECENT ACCOUNTING PRONOUNCEMENTS AND ACCOUNTING CHANGES

In November 2002, the FASB issued FASB Interpretation No. 45, “Guarantor’s Accounting and Disclosure Requirements for Guarantees, including Indirect Guarantees of Indebtedness of Others” (FIN 45). The interpretation elaborates on the disclosures to be made by a guarantor in its financial statements under certain guarantees that it has issued. It also clarifies that a guarantor is required to recognize, at the inception of a guarantee, a liability for the fair value of the obligation undertaken in issuing the guarantee. The interpretation requires disclosure of the nature of the guarantee, the maximum potential amount of future payments that the guarantor could be required to make under the guarantee, and the current amount of the liability, if any, for the guarantor’s obligations under the guarantee. The recognition requirements of the Interpretation were effective beginning January 1, 2003.

The FASB also revised FASB Interpretation 46,” Consolidation of Variable Interest Entities”, an interpretation of ARB No. 51 (FIN 46). The interpretation provides a framework for identifying variable interest entities (VIEs), and determining when a company should include the assets, liabilities, noncontrolling interests and results of activities of a VIE in its consolidated financial statements. As revised, FIN 46 is effective beginning in the first quarter of 2004 for all VIEs (other than what is commonly referred to as special purpose entities, VIEs of small business issuers, and VIEs of nonpublic entities). The Bank does not currently utilize VIEs or so called special purpose entities.

In November 2003, the FASB’s Emerging Issues Task Force (EITF) reached consensus on new disclosure requirements related to unrealized losses on investment securities. The new disclosure requirements apply to marketable equity and debt securities accounted for under Financial Accounting Board Statement No. 115, “Accounting for Certain Investments in Debt and Equity Securities,” and are required for inclusion in annual reports with fiscal years ended after December 15, 2003.

In November 2003, the FASB issued FASB Staff Position (FSP) 144-1, “Determination of Cost Basis for Foreclosed Assets under FASB Statement No. 15”, “Accounting by Debtors and Creditors for Troubled Debt Restructurings,” and the Measurement of Cumulative Losses Previously Recognized under Paragraph 37 of FASB Statement No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets.” Under FSP 144-1, the lender is required to measure the foreclosure on a long-lived asset (e.g. real estate) at fair value less cost to sell on the foreclosure date, which establishes a new cost basis such that any loan valuation allowance is not retained. Thereafter, the lender would follow the impairment guidance in Statement No. 144, and could not reflect any recovery in value of the property beyond the cost basis established upon foreclosure of the loan. This guidance was effective upon posting of the FSP to the FASB website in November 2003.

In April 2003, the Financial Accounting Standards Board issued Statement No. 149, “Amendment of Statement 133 on Derivative Instruments and Hedging Activities”. This statement amends and clarifies financial accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts (collectively referred to as derivatives) and for hedging activities under FASB Statement No. 133, Accounting for Derivative Instruments and Hedging Activities. This statement is effective for contracts entered into or modified after June 30, 2003.

In May 2003, the Financial Accounting Standards Board issued Statement No. 150, “Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity”. This statement establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. It requires that an issuer classify a financial instrument that is within its scope as a liability (or an asset in some circumstances). Many of those instruments were previously classified as equity. This statement is effective for financial instruments entered into or modified after May 31, 2003, and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003.

In December 2004, the FASB issued Statement No. 123 (revised 2004), which is a revision of Statement 123 “Accounting for Stock-Based Compensation”. This Statement establishes standards for the accounting for transactions in which an entity exchanges its equity instruments for goods or services. It also addresses transactions in which an entity incurs liabilities in exchange for goods or services that are based on the fair value of the entity’s equity instruments or that may be settled by the issuance of those equity instruments. This Statement focuses primarily on accounting for transactions in which an entity obtains employee services in share-based payment transactions. This Statement is effective for public entities as of the beginning of the first interim or annual reporting period that begins after June 15, 2005.

In December 2004, the FASB issued Statement No. 153, “Exchanges of Nonmonetary Assets”, an amendment of APB Opinion No. 29, Accounting for Nonmonetary Transactions”. This Statement eliminates the exception to fair value for exchanges of similar productive assets and replaces it with a general exception for exchange transactions that do not have commercial substance - that is, transactions that are not expected to result in significant changes in the cash flows of the reporting entity. This Statement is effective for nonmonetary asset exchanges occurring in fiscal periods beginning after June 15, 2005.

In May 2005, the FASB issued Statement No. 154, “Accounting Changes and Error Corrections - a replacement of APB Opinion No. 20 and FASB Statement No. 3”. This Statement requires retrospective application to prior periods’ financial statements of changes in accounting principle, unless it is impracticable to determine either the period-specific effects or the cumulative effect of the change. When it is impracticable to determine the period-specific effects of an accounting change on one or more individual prior periods presented, this Statement requires that the new accounting principle be applied to the balances of assets and liabilities as of the beginning of the earliest period for which retrospective application is practicable and that a corresponding adjustment be made to the opening balance of retained earnings. This Statement improves financial reporting because its requirement to report voluntary changes in accounting principles via retrospective application, unless impracticable, enhances the consistency of financial information between periods. This statement is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005.

During November 2005, the FASB issued FASB Staff Position (FSP) FAS 115-1 and 124-1, “The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments.” The guidance in this FSP addresses the determination of when an investment is considered impaired, whether that impairment is other than temporary, and the measurement of an impairment loss. The FSP also includes accounting considerations subsequent to the recognition of an other-than temporary impairment and requires certain disclosures about unrealized losses that have not been recognized as other-than-temporary impairments. The guidance in this FSP is required to be applied to reporting periods beginning after December 15, 2005. Earlier application is permitted. Management is determining what effect, if any, that this will have on financial condition and results of operation on adoption and thereafter.

The FASB has issued FASB Statement No. 155, “Accounting for Certain Hybrid Instruments.” This standard amends the guidance in FASB Statements No. 133, “Accounting for Derivative Instruments and Hedging Activities”, and No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities.” Statement 155 allows financial instruments that have embedded derivatives to be accounted for as a whole (eliminating the need to bifurcate the derivative from its host) if the holder elects to account - for the whole instrument on a fair value basis. Statement 155 is effective for all financial instruments acquired or issued after the beginning of an entity’s first fiscal year that begins after September 15, 2006. Earlier adoption is permitted as of the beginning of an entity’s fiscal year, provided the entity has not yet issued financial statements, including financial statements for any interim period for that fiscal year. Provisions of this Statement may be applied to instruments that an entity holds at the date of adoption on an instrument-by-instrument basis. The financial statement effect of the change in accounting, if any, should be recognized as a cumulative-effect adjustment to beginning retained earnings. Prior periods should not be restated.

Management does not expect these accounting pronouncements to have a material impact on the financial statements.

14

21. REVISION TO FINANCIAL STATEMENTS

Subsequent to the issuance of the Bank’s 2005 financial statements, the OCC issued a directive that the Bank’s Call Report be revised and re-filed. The revision dealt with the OCC’s determination that certain loans be reclassified from accruing to non-accrual loan status. As the result of the Bank having to revise its Call Report, the Bank was also required by the OCC to revise its annual financial statements.

The effects of the revision on the Bank’s financial statements, as of and for the year ended December 31, 2005, are as follows:

	As Originally Presented	Changes	As Revised
Statements of Financial Condition:

Loans	$152,193	$(39)	$152,154
Other Assets	3,342	17	3,359

Statements of Income:

Interest income	11,738	(33)	11,705
Income taxes	566	(11)	555
Net income	2,314	(22)	2,292

Statements of Cash Flows:

Net cash from operating activities	1,670	(39)	1,631
Net cash from investing activities	(17,400)	39	(17,361)

Statements of Changes in Shareholders Equity:

Undivided profits	22,912	(22)	22,890

15

Summary of Operations

(Dollars in Thousands Except Per Share Data)

FOR THE YEAR:	2005 (Revised)	2004	2003	2002	2001
Total Interest Income	$11,705	$10,884	$11,627	$12,731	$13,394
Total Interest Expense	5,029	4,602	5,333	6,123	7,601

Net Interest Income	6,676	6,282	6,294	6,608	5,793
Provision for Loan Losses	72	72	583	72	72

Net Interest Income After Provision for Loan Losses	6,604	6,210	5,711	6,536	5,721
Non-Interest Income	1,179	1,358	1,334	1,232	976
Non-Interest Expense	4,936	4,846	4,475	4,323	4,137

Net Income Before Taxes	2,847	2,722	2,570	3,445	2,560
Applicable Income Taxes:
Current	579	613	900	1,087	787
Deferred	(24)	69	(186)	(17)	(9)

Net Income (Loss)	$2,292	$2,040	$1,856	$2,375	$1,782

Basic and Diluted
Net Income Per Share*	$3.24	$2.88	$2.62	$3.36	$2.52

*	Net Income per share has been retroactively adjusted to reflect the stock dividend in 2003.

AT YEAR END:	2005 (Revised)	2004	2003	2002	2001
Interest-Bearing Deposits in Other Financial Institutions	$16,030	$21,081	$13,857	$11,383	$10,692
Federal Funds Sold	200	22,455	24,260	31,200	16,360
Investment Securities	56,777	42,209	65,691	63,646	64,673
Loans (Net)	153,810	146,635	126,396	107,479	108,913
Deposits	222,042	223,985	222,729	209,602	195,952
Demand	39,957	36,261	33,839	32,476	30,280
Interest-Bearing Demand	28,553	42,239	38,245	26,751	22,722
Savings	31,054	32,702	30,951	29,093	24,601
Time	122,478	112,783	119,694	121,282	118,349
Total Resources	245,250	245,688	242,912	228,989	213,121
Capital Accounts	22,890	21,306	19,903	18,635	16,742
Carrying Value Per Share	$32.35	$30.12	$28.13	$26.34	$23.66

DAILY AVERAGES AT YEAR END:	2005	2004	2003	2002	2001
Interest-Bearing Deposits in Other Financial Institutions	$15,594	$18,174	$13,326	$10,834	$10,138
Federal Funds Sold	6,610	17,189	45,760	27,935	19,772
Investment Securities	52,294	59,349	53,704	67,447	55,021
Loans (Net)	156,207	138,930	116,794	109,922	100,352
Deposits	225,034	227,772	222,444	207,967	186,857
Demand	39,000	37,235	34,456	32,739	27,891
Interest-Bearing Demand	21,947	23,032	21,360	21,611	20,715
Savings	46,916	49,319	42,900	34,386	25,146
Time	117,171	118,186	123,728	119,231	113,105
Capital Accounts	21,870	20,373	19,226	17,510	15,715
Total Resources	$247,016	$245,622	$241,908	$223,450	$200,607

16

Officers

Worth Harris Carter, Jr.

Chairman of the Board and President

Luella B. Hubbard

Operations Officer and Cashier

Rosemary W. Champion

Assistant Vice President and Managing Officer - Louisburg

D. Elliott Collins

Assistant Vice President and Managing Officer - Emporia North Main Street

S. Wayne Harp

Assistant Vice President and Managing Officer - Henderson

Karen P. Puryear

Assistant Vice President and Managing Officer - Centerville

Karen C. Allen

Assistant Cashier

Kathy S. Comer

Assistant Cashier

Pamela Y. Conner

Assistant Cashier and Managing Officer - South Boston

Areca J. Duchene

Assistant Cashier and Managing Officer - South Hill

Carolyn T. Forlines

Assistant Cashier and Managing Officer - Clarksville

Tammy S. Pool

Assistant Cashier

Robert C. Seat, Jr.

Assistant Cashier and Managing Officer - Chase City

Eunice M. Wilkins

Assistant Cashier and Managing Officer - Roxboro

Directors

Worth Harris Carter, Jr.

Chairman of the Board and President

Joseph L. Chandler

Retired

Robert W. Conner

Clerk, Circuit Court of Halifax County

Harry L. Mapp, Jr.

Retired

E. Warren Matthews

Attorney, Harris, Matthews & Crowder, PC

Community National Bank

P.O. Box 817

South Boston, Virginia 24592

(434) 575-1200

Member FDIC

17

Community National Bank

P.O. Box 817

South Boston, Virginia 24592

(434) 575-1200

Member FDIC

Annex P

Financial

Statement

September 30, 2006

Community National Bank

Member FDIC

Statement of Condition

As of September 30

	(in 000’s)
	2006	2005
ASSETS:
Interest-Bearing Deposits in Other Financial Institutions	$12,465	$16,525
Investment Securities:
U.S. Agency Securities	55,790	52,773
Federal Funds Sold	10,250	2,480
Loans	151,627	162,495
Less: Income Collected — Not Earned	(230)	(257)
Allowance for Loan Losses	(1,718)	(1,639)

Net Loans	149,679	160,599
Earning Assets	228,184	232,377
Cash and Due From Banks	9,318	10,284
Bank Premises and Equipment	2,623	2,704
Real Estate Owned Other Than Bank Premises	840	806
Investment In Associated Companies	769	618
Other Assets	3,501	2,761

TOTAL ASSETS	$245,235	$249,550

LIABILITIES:
Deposits
LIFETIME FREE CHECKING	$37,027	$39,883
Interest-Bearing Demand	24,005	32,052
Regular Passbook Savings	30,696	33,994
Time Deposits:
Certificates of Deposit $100,000 or More	20,990	19,535
Other	108,243	101,358

Total Deposits	220,961	226,822
Notes Issued to the U.S. Treasury	251	309
Other Liabilities	262	194

TOTAL LIABILITIES	221,474	227,325

SHAREHOLDERS’ EQUITY:
Common Stock, Par Value $5 Per Share, Authorized 2,500,000 Shares; 707,482 Outstanding in 2006 and 2005	3,537	3,537
Surplus	15,825	15,825
Undivided Profits	4,399	2,863

TOTAL SHAREHOLDERS’ EQUITY	23,761	22,225

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$245,235	$249,550

Statement of Income

Nine Months ended September 30

	(in 000’s except for per share data)
	2006	2005
INTEREST INCOME:
Interest and Fees on Loans:
Taxable	$6,376	$5,851
Non-Taxable	846	748
Interest on Deposits in Other Financial Institutions	449	427
Interest on Federal Funds Sold	248	123
Interest and Dividends on Securities:
U.S. Security Agencies	1,654	1,433
Obligations of States and Political Subdivisions	—	26

TOTAL INTEREST INCOME	9,573	8,608

INTEREST EXPENSE:
Interest on Time Deposits $100,000 or More	688	551
Interest on Other Deposits	3,712	3,133
Interest on Federal Funds Purchased	3	2
Interest on Notes Issued to the U. S. Treasury	4	3

TOTAL INTEREST EXPENSE	4,407	3,689

NET INTEREST INCOME	5,166	4,919
Provision for Loan Losses	54	54

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	5,112	4,865

NON-INTEREST INCOME:
Service Charges, Commissions and Fees	649	663
Other Non-Interest Income	164	164

TOTAL NON-INTEREST INCOME	813	827

NON-INTEREST EXPENSE:
Salaries and Employee Benefits	1,954	1,819
Occupancy Expense	645	615
Operations Center Expense	799	772
Other Non-Interest Expense	500	420

TOTAL NON-INTEREST EXPENSE	3,898	3,626

INCOME BEFORE INCOME TAXES	2,027	2,066
Income Tax Expense	400	440

NET INCOME	$1,627	$1,626

EARNINGS PER SHARE:’
Basic and Diluted	$2.30	$2.30

Community National Bank

SOUTH BOSTON VIRGINIA 24592

October 31, 2006

Dear Stockholder:

These are very exciting times for your bank. With the last quarterly mailing, I enclosed a news release and letter to stockholders setting forth information regarding the proposed merger of your bank with nine other banks into one Virginia state charter under the name of Carter Bank & Trust. By now, you should have received the proxy statement/offering circular and proxy for your review and opportunity to vote regarding the proposed merger. The various stockholder meetings regarding the merger will take place on November 9, 10, 13 and 14. While we have received a very large number of proxies so far, there are some of you who have not returned your proxy. I encourage everyone who has not mailed your proxy by the time you receive this letter to please take the time to review the proxy statement/offering circular and return your proxy so your shares will be voted.

I urge each stockholder to read the proxy statement/offering circular and any other relevant documents filed with the OCC or the FDIC in connection with the proposed merger, because they contain important information about the banks, Carter Bank & Trust and the proposed merger. You may (i) obtain free copies of the proxy statement/offering circular or these other documents by directing a request by telephone or mail to Worth Harris Carter, Jr., Bank Services of Virginia, Inc., 1300 Kings Mountain Road, Martinsville, Virginia 24112; telephone number: (276) 656-1776, or (ii) obtain up to 50 free pages of these documents by contacting the Office of the Comptroller of the Currency by facsimile at (202) 874-4448 or by mail at the Office of the Comptroller of the Currency, Communications Division, 250 E Street, S.W., Washington, D.C. 20219.

We have filed the appropriate applications with the Bureau of Financial Institutions of the State of Virginia and the FDIC and anticipate receiving favorable responses by the end of November. The directors, officers and employees are working diligently to accomplish the merger in a way that will be beneficial to our customers and stockholders. We appreciate your support.

Very truly yours,

Worth Harris Carter, Jr.
Chairman of the Board and President

Officers

Worth Harris Carter, Jr.

Chairman of the Board and President

Luella B. Hubbard

Operations Officer and Cashier

Rosemary W. Champion

Assistant Vice President and Managing Officer — Louisburg

D. Elliott Collins

Assistant Vice President and Managing Officer — Emporia North Main Street

S. Wayne Harp

Assistant Vice President and Managing Officer — Henderson

Karen P. Puryear

Assistant Vice President and Managing Officer — Centerville

Karen C. Allen

Assistant Cashier

Kathy S. Comer

Assistant Cashier

Pamela Y. Conner

Assistant Cashier and Managing Officer — South Boston

Areca J. Duchene

Assistant Cashier and Managing Officer — South Hill

Carolyn T. Forlines

Assistant Cashier and Managing Officer — Clarksville

Darla W. Hobgood

Assistant Cashier and Managing Officer — Durham

Tammy S. Pool

Assistant Cashier

Robert C. Seat, Jr.

Assistant Cashier and Managing Officer — Chase City

Eunice M. Wilkins

Assistant Cashier and Managing Officer — Roxboro

Directors

Worth Harris Carter, Jr.

Chairman of the Board and President

Joseph L. Chandler

Retired

Robert W. Conner

Clerk, Circuit Court of Halifax County

Harry L. Mapp, Jr.

Retired

E. Warren Matthews

Attorney, Harris, Matthews & Crowder, PC

Community National Bank
P.O. Box 817
South Boston, Virginia 24592
(434) 575-1200

Member FDIC

Annex Q

OFFICE OF THE COMPTROLLER OF THE CURRENCY

WASHINGTON, D.C. 20552

FORM 10-KSB

☒	ANNUAL REPORT UNDER SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the fiscal year ended December 31, 2005

OR

☐	TRANSITION REPORT UNDER SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from              to

Commission File Number: n/a

FIRST NATIONAL BANK

(Name of small business issuer in its charter)

National Bank	54-0962185
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

400 Franklin Street Rocky Mount, VA	24151
(Address of principal executive offices)	(Zip Code)

Issuer’s telephone number: (540) 483-0204

Securities registered under Section 12(b) of the Exchange Act: None

Securities registered under Section 12(g) of the Exchange Act: None

Check whether the issuer is not required to file reports pursuant to Section 13 or 15(d) of the Exchange Act.    Yes  ☐    No  ☒

Check whether the issuer (1) filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.    Yes  ☒    No  ☐

Check if there is no disclosure of delinquent filers in response to Item 405 of Regulation S-B contained in this form, and no disclosure will be contained, to the best of registrant’s knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-KSB or any amendment to this Form 10-KSB.  ☒

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).    Yes  ☐    No  ☒

The issuer’s revenues for the fiscal year ended December 31, 2005 were $13,693,000

The aggregate market value of the issuer’s common stock held by nonaffiliates as of March 22, 2006 was $17,358,000.

As of March 22, 2006, there were 1,503,106 issued and outstanding shares of the issuer’s common stock.

DOCUMENTS INCORPORATED BY REFERENCE

Portions of the 2005 Annual Report to Shareholders are incorporated by reference in Part II of this report, which is attached hereto as Exhibit 13.

Transitional Small Business Disclosure Format:    Yes  ☐    No  ☒

FIRST NATIONAL BANK

2005 ANNUAL REPORT ON FORM 10-KSB

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FORWARD–LOOKING STATEMENTS

This report contains statements concerning the Bank’s expectations, plans, objectives, future financial performance and other statements that are not historical facts. These statements may constitute “forward-looking statements” as defined by federal securities laws. In some cases, readers can identify the forward-looking statements by the use of words such as “may,” “ will,” “should,” “could,” “expect,” “plan,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative or other variations of these words, or other comparable words or phrases. These statements may address issues that involve estimates and assumptions made by management, risks and uncertainties, and actual results could differ materially from historical results or those anticipated by such statements. Factors that could have a material adverse effect on the Bank’s operations and future prospects include, but are not limited to, changes in: interest rates; general and local economic conditions; the legislative/regulatory climate; monetary and fiscal policies of the U.S. government, including policies of the U.S. Treasury and the Federal Reserve Board; the quality or composition of loan or investment portfolios; demand for loan products; deposit flows; competition; demand for financial services in our market area and accounting principles, policies and guidelines. These risks and uncertainties should be considered in evaluating the forward-looking statements contained herein, and readers are cautioned not to place undue reliance on such statements, which speak only as of the date of this report.

PART I

ITEM 1. DESCRIPTION OF BUSINESS.

General

The Bank opened for business as a National Banking Association in 1974 in Rocky Mount, Virginia.

The Bank is a full service community bank that provides an array of financial products and services to its customers, including a variety of interest-bearing and non-interest bearing demand deposit accounts; savings and money market accounts; certificates of deposit; commercial, installment, and real estate mortgage loans (commercial and residential); and safe deposit rental facilities. The Bank also sells travelers checks, money orders and cashier’s checks.

At December 31, 2005, the Bank had 93 full-time and 5 part time employees, $276 million in assets, $166 million in net loans, $255 million in deposits and $18.5 million in total shareholders’ equity.

Market Area

The Bank’s primary service area currently consists of Franklin County and the northern portion of Pittsylvania County in Virginia and Burke, Caldwell, Catawba, Cleveland and Rutherford Counties in North Carolina. The Bank conducts a general commercial banking business in its service area, and focuses on serving the banking needs of small-to-medium sized businesses, professional concerns and individuals.

For competitive reasons, First National Bank offices in Bostic, Forest City, Shelby and Lincolnton, as well as two offices in Gastonia that are being prepared to open, operate under the name “Carolina National Bank” with an indication that the offices are branches of First National Bank. These offices are fully consolidated in all of the comments, schedules and other date contained in this report.

Goals and Strategy

The Bank’s goal is to become a leading financial institution in its market area by opening new offices and providing a full array of banking services. Management believes that the on-going consolidation of the banking industry has created an opportunity for community-based lenders like the Bank that emphasize retail lending and superior customer service. The Bank’s business strategy is to target individuals, businesses and professionals in the area for loans, deposits, and other financial services and to explore selected opportunities to establish branches in areas that demographically compliment the Bank’s existing customer base.

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Deposits and Loan Products

The Bank offers a full range of deposit services including LIFETIME FREE CHECKING, NOW accounts, savings accounts, retirement accounts and other deposits of various types, ranging from money market accounts to longer-term certificates of deposit. The transaction accounts and time certificates are tailored to the Bank’s principal market at competitive rates. All deposit accounts are insured by the FDIC up to the maximum amount allowed by law (generally $100,000 per depositor subject to aggregation rules). The Bank solicits these accounts from individuals, businesses, associations, organizations, and governmental entities.

The Bank also offers a full range of commercial and personal loans. Commercial loans include both secured and unsecured loans. Consumer loans include secured and unsecured loans for financing automobiles, home improvements, education and personal investments. The Bank also makes real estate construction and acquisition loans and originates and holds fixed and variable rate mortgage loans.

The Bank’s lending activities are subject to a variety of lending limits imposed by federal law. While differing limits apply in certain circumstances based on the type of loan or the nature of the borrower (including the borrower’s relationship to the Bank), in general the Bank is subject to a loan-to-one borrower limit of an amount equal to 15% of the Bank’s unimpaired capital and surplus. The Bank may not make loans to any director, officer, employee or 10% shareholder of the Bank unless the loan is approved by the Board of Directors and is made on terms not more favorable than are made available to a person not affiliated with the Bank.

Other bank services include travelers checks, direct deposit of payroll and social security checks, and automated drafts for various accounts. The Bank has no current plans to exercise trust powers.

Bank Lending Practices

The Bank’s lending efforts are directed to making loans to individuals and businesses in its market area. The Bank has both purchased and sold participation loans with other banks in the past and may do so in the future. The Bank believes that its lending and credit policies are conservative.

The Bank’s primary lending program has been the origination of loans secured by real estate. The Bank evaluates both the borrower’s ability to make principal and interest payments and the value of the property that will secure the loan.

Residential mortgage loans generally are made on the basis of the borrower’s ability to make repayment from employment and other income and are secured by real estate that can be readily valued. The Bank offers both adjustable-rate and fixed-rate loans.

In contrast, commercial real estate loans typically are made on the basis of the borrower’s ability to make repayment from cash flow from its business and are secured by business properties. The Bank’s primary non-residential real estate loan products have rates that are fixed for three to five years and then become adjustable. Commercial loans typically involve larger loan balances concentrated with single borrowers or groups of related borrowers.

The Bank also makes consumer loans, including unsecured personal loans, automobile loans, deposit account loans, installment loans and time loans. The Bank’s primary consideration when making such consumer loans is the customer’s ability to repay the loan. Consumer loans generally warrant higher interest rates and fees, but such loans, particularly unsecured consumer loans, also may entail greater risk than residential mortgage loans. Even when a loan is secured, repossessed collateral for a defaulted consumer loan may not provide an adequate source of repayment. Consumer loan collections are dependent on the borrower’s continuing financial stability, and are more likely to be affected adversely by job loss, divorce, illness, or personal bankruptcy. Various federal and state laws, including bankruptcy and insolvency laws, may limit the amount that can be recovered on such loans and such loans may give rise to claims and defenses by a consumer loan borrower.

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The Bank also makes commercial loans to qualified small businesses in its market area. Commercial business loans generally have a higher degree of risk than mortgage loans, but have commensurately higher yields. To manage these risks, the Bank generally secures appropriate collateral and carefully monitors the financial condition of its business borrowers.

Competition

Federal and state legislative changes have significantly increased competition among financial institutions, and current trends towards additional deregulation may be expected to increase competition even further. In its market area, the Bank competes with nationwide, statewide and local banking institutions, credit unions, thrift institutions, money market funds, consumer finance companies, and other financial service organizations. Many of the financial organizations competing with the Bank have greater financial resources than the Bank. Many of these financial organizations also have greater geographic coverage and some offer bank and bank-related services that the Bank does not offer.

Supervision and Regulation

Financial institutions are extensively regulated under federal and state law. Consequently, the growth and earnings performance of the Bank can be affected not only by management decisions and general economic conditions, but also by the statutes administered by, and the regulations and policies of, various governmental regulatory authorities including, but not limited to, the OCC, the Federal Reserve Board (“FRB”), the FDIC, the Internal Revenue Service, federal and state taxing authorities, and the Securities Exchange Commission. The effect of such statutes, regulations and policies can be significant, and cannot be predicted with a high degree of certainty.

Federal and state laws and regulations generally applicable to financial institutions regulate, among other things, the scope of business, investments, reserves against deposits, capital levels relative to operations, the nature and amount of collateral for loans, the establishment of branches, mergers, consolidations and dividends. The system of supervision and regulation applicable to the Bank establishes a comprehensive framework for their respective operations and is intended primarily for the protection of the FDIC’s deposit insurance funds and the depositors, rather than the shareholders, of the Bank.

The following references to material statutes and regulations affecting the Bank are brief summaries thereof and do not purport to be complete, and are qualified in their entirety by reference to such statutes and regulations. Any change in applicable law or regulations may have a material effect on the business of the Bank.

Finally, the Bank is subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended, including but not limited to, filing annual, quarterly and other current reports with the Comptroller of the Currency.

Regulatory Capital Requirements

All financial institutions are required to maintain minimum levels of regulatory capital. The OCC has established risk-based and leveraged capital standards for the financial institutions they regulate. The OCC also may impose capital requirements in excess of these standards on a case-by-case basis for various reasons, including financial condition or actual or anticipated growth. Under the risk-based capital requirements, the Bank is required to maintain a minimum ratio of total capital to risk-weighted assets of at least 8%. At least half of the total capital is required to be “Tier 1 capital,” which consists principally of common and certain qualifying preferred shareholders’ equity, less certain intangibles and other adjustments. The remainder, “Tier 2 capital,” consists of a limited amount of subordinated and other qualifying debt (including certain hybrid capital instruments) and a limited amount of the general loan loss reserve.

In addition, the federal regulatory agencies have established a minimum leveraged capital ratio (Tier 1 capital to period end total assets). These guidelines provide for a minimum leveraged capital ratio of 4%. The guidelines also provide that banking organizations experiencing internal growth or making acquisitions will be expected to maintain strong capital positions substantially above the minimum supervisory levels, without significant reliance on intangible assets.

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As of December 31, 2005 and 2004, the Bank qualified as a “well-capitalized” institution (see Note 16 to the Financial Statements).

Insurance of Accounts, Assessments and Regulation by the FD1C

The Bank is a member of the Bank Insurance Fund (“BIF”) of the FDIC. As a BIF insured institution, the Bank is subject to FDIC rules and regulations as administrator of the BIF. The Bank’s deposits are insured up to $100,000 per insured depositor, as defined by law and regulation. As insurer, the FDIC is authorized to conduct examinations of and to require reporting by BIF institutions. The actual assessment to be paid by each BIF member is based on the institution’s assessment risk classification and whether the institution is considered by its supervisory agency to be financially sound or to have supervisory concerns.

Under the FDIC’s risk-based insurance system, BIF-insured institutions are currently assessed premiums of between zero and twenty seven cents per $100 of eligible deposits, depending on the institution’s capital position and other supervisory facts. Congress has enacted legislation that, among other things, provides for assessments against BIF-insured institutions that will be used to pay certain Financing Corporation (“FICO”) obligations.

The FDIC is authorized to prohibit any BIF-insured institution from engaging in any activity that the FDIC determines by regulation or order to pose a serious threat to the insurance fund. Also, the FDIC may initiate enforcement actions against banks after first giving the institution’s primary regulatory authority an opportunity to take such action. The FDIC may terminate the deposit insurance of any depository institution, including the Bank, if it determines, after a hearing, that the institution has engaged or is engaging in unsafe or unsound practices, is in an unsafe or unsound condition to continue operations, or has violated any applicable law, regulation, order or any condition imposed in writing by the FDIC. It also may suspend deposit insurance temporarily during the hearing process for the permanent termination of insurance, if the institution has no tangible capital. If deposit insurance is terminated, the deposits at the institution at the time of termination, less subsequent withdrawals, shall continue to be insured for a period from six months to two years, as determined by the FDIC. Management is aware of no existing circumstances that could result in termination of the Bank’s deposit insurance.

Other Safety and Soundness Regulations

The federal banking agencies have broad powers under current federal law to take prompt corrective action to resolve problems of insured depository institutions. The extent of these powers depends upon whether the institutions in question are “well capitalized,” “adequately capitalized,” “undercapitalized,” “significantly undercapitalized” or “critically undercapitalized,” as such terms are defined under uniform regulations issued by each of the federal banking agencies.

Community Reinvestment

The requirements of the Community Reinvestment Act (“CRA”) affect the Bank. The CRA imposes on financial institutions an affirmative obligation to help meet the credit needs of their local communities, including low- and moderate-income neighborhoods, consistent with the safe and sound operation of those institutions. Each financial institution’s efforts in helping meet community credit needs currently are evaluated as part of the examination process pursuant to a new regulation recently adopted by the banking regulatory agencies. Under the new regulation a financial institution’s efforts in helping meet its community’s credit needs are evaluated, based on the particular institution’s Total Assets, according to a lending test, a community development test in addition to the lending test, or the three-pronged (lending, investment and service) test, all of which replace the twelve assessment factors used previously. The grade received by a bank is considered in evaluating mergers, acquisitions and applications to open a branch or facility. To the best knowledge of the Bank, it is meeting its obligations under the CRA.

Effect of Governmental Monetary Policies

As with other financial institutions, the earnings of the Bank are affected by general economic conditions as well as by the monetary policies of the Federal Reserve Board. Such policies, which include regulating the national supply

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of bank reserves and bank credit, can have a major effect upon the source and cost of funds and the rates of return earned on loans and investments. The Federal Reserve System exerts a substantial influence on interest rates and credit conditions, primarily through establishing target rates for federal funds, open market operations in U.S. Government securities, varying the discount rate on member bank borrowings and setting cash reserve requirements against deposits. Changes in monetary policy, including changes in interest rates, will influence the origination of loans, the purchase of investments, the generation of deposits, and rates received on loans and investment securities and paid on deposits. Fluctuations in the Federal Reserve Board’s monetary policies have had a significant impact on the operating results of the Bank and all financial institutions in the past and are expected to continue to do so in the future.

Employees

The Bank employed a total of 93 full-time and 5 part-time employees as of December 31, 2005. The Bank believes that its relationship with its employees is good, and no employees are represented by a labor union.

ITEM 2. DESCRIPTION OF PROPERTY.

The Bank’s main office is located in a two-story building located at 400 Franklin Street, Rocky Mount, Virginia. The Bank also operates five offices in Virginia and seven offices in North Carolina. The Bank owns seven of these offices and the other five are held under non-cancellable operating leases. Details regarding these leases are in Footnote 7 and 18 of the Financial Statements in Part II, Item 7 filed herewith.

As of December 31, 2005, the Bank operated the twelve offices listed in the table below:

Location	Address		Lease/Own
Rocky Mount Office	400 Franklin Street	Rocky Mount, VA 24151	Own
Boones Mill Office	50 Boones Mill Road	Boones Mill, VA 24065	Own
Gretna Office	307 South Main Street	Gretna, VA 24557	Own
Ferrum Office	9440 Franklin Street	Ferrum, VA 24088	Lease
West Lake Office	135 Scruggs Road	Moneta, VA 24121	Lease
Morganton	301 Carbon City Road	Morganton, NC 28655	Lease
Hickory	821 4th. Street Drive, SW	Hickory, NC 28601	Lease
Forest City	704 Oak Street	Forest City, NC 28043	Lease
Shelby	2001 East Dickson Boulevard	Shelby, NC 28152	Own
Bostic	176 North Main Street	Bostic, NC 28018	Own
Lenoir	127 Main Street	Lenoir, NC 28645	Own
Lincolnton	341 E. Main Street	Lincolnton, NC 28092	Own

The Bank also owns two offices in Gastonia, NC, which we are preparing to open.

The Bank periodically acquires title to other parcels of real estate through the normal course of its lending activities. Other Real Estate equaled $1,929,000 as of December 31, 2005 and $2,105,000 as of December 31, 2004.

Management considers these properties to be in good condition. Adequate insurance is maintained on each of these properties.

ITEM 3. LEGAL PROCEEDINGS.

There are no material pending legal proceedings to which the Bank is a party or to which the property of the Bank is subject.

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ITEM 4. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No matters were submitted to a vote of security holders during the fourth quarter of the fiscal year covered by this report.

EXECUTIVE OFFICERS OF THE REGISTRANT

Name (Age)	Officer Since	Principal Occupation During Past Five Years
Worth Harris Carter, Jr. (68)	1976	Chairman of the Board of First National Bank since 1976, President since 1986

		Chairman of the Board and President of Patrick Henry National Bank since 1977

		Chairman of the Board of Peoples National Bank since 1976, President since 1981

		Chairman of the Board of Blue Ridge Bank since 1982

		Chairman of the Board and President of Community National Bank since 1985

		Chairman of the Board and President of Mountain National Bank since 1996

		Chairman of the Board and President of Shenandoah National Bank since 1996

		Chairman of the Board and President of Central National Bank since 1996

		Chairman of the Board and President of Patriot Bank since 1996

		Chairman of the Board and President of First National Exchange Bank since 1998

		Chairman of the Board and President of Mortgage Company of Virginia since 1984

		Chairman of the Board and President of Bank Services of Virginia since 1984

		Chairman of the Board and President of Bank Building Corporation since 1994

		Chairman of the Board and President of Bank Services Insurance, Inc. since 2003

		Manager of Blackstone Properties LLC Since 1998

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PART II

ITEM 5. MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS.

The Bank is authorized to issue 10 million shares of common stock with a par value of $1.25. This stock has full voting rights and full preemptive rights. There were 1,503,106 shares outstanding as of December 31, 2005 and 2004. This is the only class of authorized stock.

The Bank’s common stock is traded locally with no established trading market and no known market makers.

The quarterly high and low prices are based on transactions made known to the Bank and quarterly dividends for the common stock are presented below.

	2005		2004		Dividends Per Share
	High	Low	High	Low	2005	2004
First Quarter	$20.00	$16.50	$22.50	$22.50	$.21	$0.21
Second Quarter	20.00	16.50	22.50	22.50	0.21	0.21
Third Quarter	20.00	16.50	21.00	21.00	0.21	0.21
Fourth Quarter	20.00	16.50	22.50	17.00	0.21	0.21

Holders. As of March 22, 2006, there are approximately 801 holders of record of the Bank’s outstanding common stock.

Dividends. The amount of dividends that may be paid by the Bank will depend on the Bank’s earnings and capital position and is limited by federal law, regulations and policies. A national bank may not pay dividends from its capital; all dividends must be paid out of undivided profits then on hand, after deducting expenses, including reserves for losses and bad debts. In addition, the approval of the OCC is required if the total of all dividends declared by a national bank in any calendar year exceeds the total of its net profits for that year combined with its retained net profits for the preceding two years, less any required transfers to surplus. The Bank may not pay a dividend if, after giving effect to the dividend, the Bank would be undercapitalized.

The dividend payment history per quarter for the last two years is presented above. Future cash dividends are expected in the future and are dependent upon the Bank’s future performance and other factors.

ITEM 6. MANAGEMENT’S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION.

The information required by this Item is included in the Bank’s annual report to shareholders for the year ended December 31, 2005 (the “Annual Report”), which is attached hereto as Exhibit 13 and is incorporated herein by reference. The information appears in the Annual Report under the caption “Management’s Discussion and Analysis of Financial Condition and Results of Operation.”

ITEM 7. FINANCIAL STATEMENTS.

The report of the independent registered public accounting firm and audited financial statements of the Bank and accompanying notes required by this Item are included in the Bank’s Annual Report, which is attached hereto as Exhibit 13 and is incorporated herein by reference.

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ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

None.

ITEM 8A. CONTROLS AND PROCEDURES.

The Bank maintains a system of disclosure controls and procedures that is designed to ensure that material information is accumulated and communicated to management, including the Bank’s president (who is the Bank’s principal executive officer and principal financial officer), as appropriate to allow timely decisions regarding required disclosure. As required, management, with the participation of the Bank’s president, evaluated the effectiveness of the design and operation of the Bank’s disclosure controls and procedures as of the end of the period covered by this report. Based on this evaluation, the Bank’s president concluded that the Bank’s disclosure controls and procedures were operating effectively to ensure that information required to be disclosed by the Bank in reports that it files or submits under the Securities Exchange Act of 1934, as amended, is recorded, processed, summarized, and reported within the time periods specified in the rules and forms of the SEC.

Because of the inherent limitations in all control systems, no evaluation of controls can provide absolute assurance that the Bank’s disclosure controls and procedures will detect or uncover every situation involving the failure of persons within the Bank to disclose material information otherwise required to be set forth in the Bank’s periodic reports.

The Bank’s management is also responsible for establishing and maintaining adequate internal control over financial reporting to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. There were no changes in the Bank’s internal control over financial reporting during the Bank’s fourth quarter ended December 31, 2005 that have materially affected, or are reasonably likely to materially affect, the Bank’s internal control over financial reporting.

ITEM 8B. OTHER INFORMATION.

None.

PART III

ITEM 9. DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS; COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT.

The information regarding the Bank’s executive officer is contained in Part I of this Report on Form 10-KSB.

Name and Business Experience	Age	Director Since
Carter, Worth Harris, Jr.	68	2/76
Chairman of the Board and President
Worth Harris Carter, Jr. is a director and officer of the following companies:
Chairman of the Board and President of First National Exchange Bank since 1998
Chairman of the Board and President of Patrick Henry National Bank since 1977
Chairman of the Board of Peoples National Bank since 1976, President since 1981
Chairman of the Board of Blue Ridge Bank since 1982, President since 2004
Chairman of the Board and President of Community National Bank since 1985
Chairman of the Board and President of Mountain National Bank since 1996
Chairman of the Board and President of Shenandoah National Bank since 1996
Chairman of the Board and President of Central National Bank since 1996

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Chairman of the Board and President of Patriot Bank since 1996
Chairman of the Board and President of Mortgage Company of Virginia since 1984
Chairman of the Board and President of Bank Services of Virginia, Inc. since 1984
Chairman of the Board and President of Bank Services Insurance, Inc. since 2003
Chairman of the Board and President of Coresoft, Inc. since 2004
Chairman of the Board and President of Bank Building Corporation since 1988
Manager of Blackstone Properties LLC since 1998

Kingery, Walter P.	74	11/74
Walter P. Kingery is retired. He was previously a dairy farmer in Franklin County, Virginia for more than five years. He has also served as a director of First National Exchange Bank in Roanoke, Virginia since 1998.

Mason, Sidney D.	78	11/74
Sidney D. Mason is retired. He was previously Chairman of the Board of Virginia Apparel Corporation, Rocky Mount, Virginia for more than five years. He has also served as a director of First National Exchange Bank in Roanoke, Virginia since 1998.

Ramsey, Mary Alice	81	12/87
Mary Alice Ramsey is retired She was previously the operator of Chief Tassel Beauty Shoppe in Martinsville, Virginia for more than five years. She has also served as a director of First National Exchange Bank in Roanoke, Virginia since 1998.

Scott, Leo H.	73	11/74
Leo H. Scott is and has been President of Leo H. Scott Cabinets, Inc. Ferrum, Virginia for more than five years. He has also served as a director of First National Exchange Bank in Roanoke, Virginia since 1998.

The Board of Directors is not aware of any family relationship between any Director, executive officer or person nominated by the Bank to become a Director; nor is the Board of Directors aware of any involvement in legal proceedings that would be material to an evaluation of the ability or integrity of any Director, executive officer or person nominated to become a Director.

AUDIT COMMITTEE REPORT OF THE BOARD OF DIRECTORS

The entire Board of Directors functions as the Bank’s Audit Committee and in this capacity met four times in 2005. The functions of the Board in the audit area are focused on three areas.

•	the adequacy of the Bank’s internal controls and financial reporting process and the reliability of the financial statements;

•	the independence and performance of the Bank’s internal auditors and independent auditors; and ·

•	the Bank’s compliance with legal and regulatory requirements.

We meet with management periodically to consider the adequacy of the Bank’s internal controls and the objectivity of its financial reporting. We discuss these matters with the Bank’s independent auditors and with appropriate financial personnel and internal auditors.

We also periodically review the performance of the independent auditors and their independence from management.

All of the Directors who serve as the Bank’s Audit Committee, with the exception of Chairman of the Board and President Carter, are “independent” for the purposes of the Nasdaq Stock Market listing standards.

The Board has not adopted a written charter setting forth the responsibilities and authority of the Board in its capacity as the Audit Committee. Although Mr. Carter is not independent under the Nasdaq Stock Market or SEC standards for audit committee membership, the Board of Directors has determined that Mr. Carter possesses the knowledge and experience

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required to be considered an audit committee financial expert. In addition, the Board of Directors believes that all of the Bank’s Directors possess the financial knowledge and expertise necessary to protect the Bank’s shareholders in performing the functions of an audit committee. Management has primary responsibility for the Bank’s financial statements and the overall reporting process, including the Bank’s system of internal controls.

The independent auditors audit the annual financial statements prepared by management, express an opinion as to whether those statements fairly present the financial position, results of operations and cash flows of the Bank in conformity with generally accepted accounting principles and discuss with us any issues they believe should be raised with us.

This year, we reviewed the Bank’s audited financial statements and met with both management and Goodman & Company, LLP, the Bank’s independent auditors, to discuss those financial statements. Management has represented to us that the financial statements were prepared in accordance with generally accepted accounting principles.

We have received from and discussed with Goodman & Company the written disclosure and the letter required by Independence Standards Board Statement No. 1 (Independence Discussions with Audit Committees) relating to that firm’s independence from the Bank. We also discussed with Goodman & Company the matters required to be discussed by Statement on Auditing Standard No. 61 (Communication with Audit Committees).

Based on these reviews and discussions, we recommended to the Board that the Bank’s audited financial statements be included in the Bank’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005 for filing with the Office of the Comptroller of the Currency (“OCC”).

Directors

Worth Harris Carter, Jr.

Walter P. Kingery

Sidney D. Mason

Mary Alice Ramsey

Leo H. Scott

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires that Directors and executive officers, and persons who control more than 10% of the Bank’s equity securities, file reports of ownership and reports of changes in ownership of the Bank’s outstanding equity securities. All such filings were filed timely in 2005.

The Bank has not adopted a Code of Ethics for its directors, executives and employees, primarily because management of the Bank believes and understands that our officers and directors adhere to and follow ethical standards without the necessity of a written policy. The Bank’s Board of Directors will revisit this issue in the future to determine if adoption of a code of ethics is appropriate. In the meantime, the Bank’s management requires and promotes honest and ethical conduct, full and fair disclosure in its reports to the OCC, and compliance with applicable governmental laws and regulations.

ITEM 10. EXECUTIVE COMPENSATION.

The Bank’s compensation program is designed to offer competitive compensation to employees based on each individual’s contribution to the Bank’s overall success. As such, the program provides a competitive compensation package to attract and retain capable employees.

The compensation and benefits program consists of salary, a profit sharing plan, and life, health and disability insurance. The compensation and benefits program for officers parallels that of all other employees. The Bank offers no stock options or other forms of equity compensation, bonuses, employment contracts, country club memberships or other perquisites to officers or employees.

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The entire Board of Directors performs the functions of a Salary Committee for the Bank. The Board has the responsibility for administering the Bank’s overall compensation program and for setting the salaries for the Bank’s officers. In setting the compensation of the Bank’s officers, the Board generally relies on the recommendations of the Chairman and President and the Board members’ own significant personal knowledge of the compensation provided to other, similarly situated, executives in banking and other industries in the local area. The Board also reviews each individual’s performance and contribution to the overall Bank goals in determining the level of salary for the coming year.

Mr. Worth Harris Carter, Jr., Chairman of the Board and President, serves as the Chief Executive Officer of First National Bank. As noted below under “Certain Relationships and Related Transactions,” Mr. Carter also serves as Chairman and President of nine other banks. The Salary Committee of the Board of Directors of one of these other banks (Patrick Henry National Bank) actually sets Mr. Carter’s annual salary each year. The cost of Mr. Carter’s compensation, which consists of his salary plus an amount equal to twenty-nine percent of his salary to cover payroll taxes and all other benefits, is shared by the ten banks on the basis of average deposits of each bank related to total average deposits of all the banks that he serves. Mr. Carter’s total compensation, which is paid through Bank Services of Virginia, Inc. (“Bank Services”), is reflected below in two charts. The first chart reflects Mr. Carter’s total compensation as paid by Bank Services. The second chart reflects only the portion of Mr. Carter’s total compensation that is allocated to First National Bank. During 2005, no other executive officer of the Bank received compensation in excess of $100,000.

Summary Compensation Tables

Bank Services of Virginia, Inc.1

	Annual Compensation
Name and Principal Position	Year	Salary	Other Annual Compensation²	All Other Compensation³
Worth Harris Carter, Jr.	2005	$575,000	—	$80,000
Chairman of the Board and	2004	$575,000	—	$78,000
President	2003	$530,000	—	$67,000

(1)	This table shows the total cash compensation paid to Mr. Carter by Bank Services of Virginia, Inc. during 2005, 2004 and 2003 for his services as Chairman of the Board and President of all ten banks.
(2)	The amount of compensation in the form of perquisites and other personal benefits properly categorized in this column did not exceed the lesser of $50,000 or 10% of Mr. Carter’s annual salary for any of the three years reported.
(3)	“All Other Compensation” consists of amounts contributed for Mr. Carter under Bank Services’ qualified profit sharing plan and amounts contributed for Mr. Carter under Bank Services’ non-qualified profit sharing plan for highly paid executives. For 2005, these amounts consisted of $27,000 contributed to the qualified profit sharing plan and $53,000 contributed to the non-qualified profit sharing plan.

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First National Bank 1

Annual Compensation

	Annual Compensation
Name and Principal Position	Year	Salary	Other Annual Compensation²	All Other Compensation³
Worth Harris Carter, Jr.	2005	$68,000	—	$9,000
Chairman of the Board and	2004	$57,000	—	$8,000
President	2003	$60,000	—	$8,000

(1)	This table shows the portion of Mr. Carter’s total cash compensation during 2005, 2004 and 2003 allocated to First National Bank.
(2)	The amount of compensation in the form of perquisites and other personal benefits properly categorized in this column did not exceed the lesser of $50,000 or 10% of Mr. Carter’s annual salary for any of the three years reported.
(3)	“All Other Compensation” consists of the portion allocated to First National Bank for contributions on Mr. Carter’s behalf to Bank Services’ qualified profit sharing plan and non-qualified profit sharing plan for highly paid executives. For 2005, the portion allocated to First National Bank consisted of $3,000 for the qualified profit sharing plan and $6,000 for the non-qualified profit sharing plan.

Profit Sharing Plan

The Bank has adopted an integrated profit sharing plan. The plan covers all full time employees that have been employed for six (6) months and have reached the age of 20-1/2 as of the first day of the plan year. Persons who have reached the age of 62 are fully vested regardless of length of service. The regular vesting schedule is as follows:

Years of Service	Vested Percentage	Forfeitable Percentage
Less than 5	0	100
5 or more	100	0

Each year the Board of Directors determines what amount, if any, is to be allocated to the plan out of accumulated or current earnings of the Bank. The Bank’s contribution to the plan was $125,000 in 2005, $127,000 in 2004, and $112,000 in 2003.

Chairman of the Board and President Carter does not participate in the profit sharing plan of First National Bank or any of the other nine banks. Instead, Mr. Carter participates in the two profit sharing plans of Bank Services of Virginia, Inc., a qualified profit sharing plan and a nonqualified plan for highly paid executives whose contribution to the qualified plan is limited due to IRS regulations. The Bank’s annual contributions to these plans on Mr. Carter’s behalf are detailed in the two Summary Compensation Tables above.

DIRECTOR COMPENSATION

Each outside Director (not also an officer of the Bank) currently receives $200 for each Board meeting attended.

ITEM 11. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table shows as of March 22, 2006, the beneficial ownership of the Bank’s common stock of each Director, the executive officer identified in the Summary Compensation Table and the Bank’s Directors and executive officers as a

14

group. To the Bank’s knowledge, Directors Carter, Mason, Ramsey and Scott are the Bank’s only shareholders beneficially holding more than 5% of the Bank’s outstanding common stock. As of March 22, 2006, the Bank’s Directors and executive officers as a group, beneficially owned 551,971 shares (or 36.6%) of the Bank’s outstanding common stock.

Name	Amount and Nature of Beneficial Ownership (1)(2)		Ownership as a Percentage of Common Stock Outstanding
Carter, Worth Harris, Jr.	196,020	(3)	13.0%
Kingery, Walter P.	56,078	(4)	3.7%
Mason, Sidney D.	98,960	(5)	6.6%
Ramsey, Mary T.	96,196		6.4%
Scott, Leo H.	104,717	(6)	7.0%
All Directors and Executive Officers	551,971		36.6%
As a Group (5 persons)

1)	For purposes of this table, beneficial ownership has been determined in accordance with the provisions of Rule 13d-3 of the Securities Exchange Act of 1934 under which, in general, a person s deemed to be the beneficial owner of a security if he/she has or shares the power to vote or direct the voting of the security or the power to dispose of or direct the disposition of the security, or if he/she has the right to acquire beneficial ownership of the security within sixty days.
(2)	Unless otherwise indicated, the shares listed in the table represent sole voting and investment power.
(3)	Includes 37,900 shares held by Mr. Carter as custodian for his children and grandchildren; 1,090 shares held by Mr. Carter’s son, Ernest Linwood Carter, II, who resides in Mr. Carter’s household; 1,500 shares held for Mr. Carter’s account in the Mortgage Company of Virginia, Inc./Bank Services of Virginia, Inc. Non-Qualified Profit-Sharing Plan; 500 shares held by C&C Realty, Inc., of which Mr. Carter is president and a 50% owner; and 4,820 shares held by Mr. Carter’s brother, Ernest L. Carter.
(4)	Includes 915 shares held by Mr. Kingery’s wife.
(5)	Includes 94,230 shares held by the Sidney D. Mason Revocable Trust, of which Mr. Mason is trustee, and 4,730 shares held by the Dale W. Mason Revocable Trust, of which Mr. Mason’s wife is trustee.
(6)	Includes 52,359 shares held by the Leo H. Scott Revocable Trust, of which Mr. Scott is trustee, and 52,358 shares held by the Geraldine N. Scott Revocable Trust, of which Mr. Scott’s wife is trustee.

The Bank knows of no arrangements, including any pledge by any person of securities of the Bank, which may at a subsequent date result in a change in control of the Bank.

Equity Compensation Plans. No disclosure regarding equity compensation plans has been provided because the Bank does not have any outstanding equity compensation plans or arrangements that would be covered by Item 201(d) of Regulation S-B.

ITEM 12. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.

Mr. Carter, Chairman of the Board and President of First National Bank also serves as Chairman of the Board and President of Blue Ridge Bank, N.A., Central National Bank, Community National Bank, First National Exchange Bank, Mountain National Bank, Patrick Henry National Bank, Patriot Bank, N.A., Peoples National Bank and Shenandoah National Bank.

The Bank maintains correspondent bank accounts with three of these banks. In 2005 and 2004, the average daily balances in these accounts were considered normal operating balances to facilitate general business transactions. The Bank also participates in loan transactions with these banks. These transactions are at carrying value and do not involve more than the normal risk of collectibility or present other unfavorable features.

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The Bank owns 10% of the outstanding common stock of The Mortgage Company of Virginia, Inc. The remaining common stock is equally owned by the banks listed above. The Mortgage Company of Virginia owns 100% of Bank Services of Virginia, Inc. The business of both of these companies is to provide operational support services to the ten banks. The Bank is charged for its share of these services. The cost of this expense is shared by the ten banks on the basis of average deposits of each bank related to total average deposits of all the banks.

The Mortgage Company of Virginia, Inc. also owns 100% of Bank Services Insurance, Inc. Bank Services Insurance, Inc. provides insurance products to the banks and customers in the Danville area. The premiums paid to Bank Services Insurance, Inc. equaled $26,000 at December 31, 2005.

The Mortgage Company of Virginia, Inc. also owns 50% of Coresoft, Inc. represented by an initial $1,000 investment during 2004. Coresoft, Inc. is in the process of developing a core software package the banks listed above will use. At December 31, 2005, Coresoft, Inc. had an outstanding note payable to the Mortgage Company of $1,400,000.

The Chairman of the Board and President of the Bank also serves as Chairman of the Board and President of Bank Building Corporation and Manager of Blackstone Properties, LLC, it’s wholly owned subsidiary (the “companies”). The companies lease branches to certain of the banks listed above. At December 31, 2005, the Bank leased five offices from the companies. Rental expense under these leases was $186,000 in 2005, $198,000 in 2004 and 2003. Future minimum lease payments will be $195,000 per year through 2010, and thereafter (may vary based on changing interest rates). As of December 31, 2005 and 2004, the Bank had loans totaling $2,452,000 and $2,540,000, respectively, to the companies. These loans were made to purchase bank branches leased to affiliated banks. The loans are secured by these branches and the related leases, and have repayment terms similar to other loan customers of the Banks.

In the ordinary course of business, the Bank’s Directors and executive officers and their related interests were customers of, and had transactions with the Bank. Loan transactions with Directors and officers, principal security holders and associates were made on substantially the same terms as those prevailing at the time for comparable loans to other persons and did not involve more than normal risk of collectibility or present other unfavorable features. These extensions of credit equaled $105,000, or 0.5% of the Bank’s equity capital as of December 31, 2005.

ITEM 13. EXHIBITS.

Exhibits:

3.1	Articles of Association (filed with the Office of the Comptroller of the Currency prior to the opening of the Bank)

3.2	Amended and Restated Bylaws (as amended and restated through February 23, 2005) (incorporated by reference to Exhibit 3.2 to Form 8-K filed with the Office of the Comptroller of the Currency on February 23, 2005)

13	2005 Annual Report to Shareholders

31	Certification by principal executive officer and principal financial officer pursuant to Rule 13a-14(a)

32	Certification of principal executive officer and principal financial officer pursuant to 18 U.S.C. § 1350

ITEM 14. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Goodman & Company, LLP served as the Bank’s independent public auditors for the year ended December 31, 2005, and has been selected by the Board to act as the Bank’s independent public auditors for the year ending December 31, 2006. A representative of Goodman & Company will be present at the Annual Meeting and will be given the opportunity to make a statement and respond to appropriate questions from shareholders.

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The following table presents the fees for professional audit services rendered by Goodman & Company for the audit of the Bank’s annual financial statements for the years ended December 31, 2005 and 2004, and fees billed for other services rendered by Goodman & Company during those periods.

	Years Ended December 31,
	2005	2004
Audit fees¹	$12,500	$11,750
Audit-related fees		—
Tax fees²	3,285	3,100
All other fees		—

Total Fees	$15,785	$14,850

1	Audit fees consist of audit and review services, consents and review of documents filed with the OCC.
2	Tax fees consist of preparation of federal and state tax returns and consultation concerning tax compliance issues.

In its capacity as the Audit Committee, the Board of Directors considered the compatibility of the non-audit-related services performed by and fees paid to Goodman & Company in 2005 and 2004 and the proposed non-audit-related services and proposed fees for 2006 and determined that such services and fees are compatible with the independence of Goodman & Company as the Bank’s independent auditors.

Also in its capacity as the Audit Committee, the Board of Directors pre-approves all audit (including audit-related) and permitted non-audit services to be performed by the independent auditors. The Board of Directors annually approves the year-end audit to be performed by the Bank’s independent auditors for the fiscal year. With respect to other permitted services, the Board of Directors pre-approves specific engagements, projects and categories of services on a fiscal year basis.

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EXHIBIT 31

CERTIFICATION

I, Worth Harris Carter, Jr., certify that:

1. I have reviewed this annual report on Form 10-KSB of First National Bank;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the small business issuer as of, and for, the periods presented in this report;

4. I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the small business issuer and have:

(a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under my supervision, to ensure that material information relating to the small business issuer, including its consolidated subsidiaries, is made known to me by others within those entities, particularly during the period in which this report is being prepared;

(b) Evaluated the effectiveness of the small business issuer’s disclosure controls and procedures and presented in this report my conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(c) Disclosed in this report any change in the small business issuer’s internal control over financial reporting that occurred during the small business issuer’s most recent fiscal quarter (the small business issuer’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the small business issuer’s internal control over financial reporting; and

5. I have disclosed, based on my most recent evaluation of internal control over financial reporting, to the small business issuer’s auditors and the audit committee of the small business issuer’s board of directors (or persons performing the equivalent functions):

(a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the small business issuer’s ability to record, process, summarize and report financial information; and

(b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the small business issuer’s internal control over financial reporting.

Date: March 22, 2006	/s/ Worth Harris Carter, Jr.
Worth Harris Carter, Jr.
Chairman of the Board and President (principal executive officer and principal financial officer)

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EXHIBIT 32

CERTIFICATION OF

PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER

Pursuant to § 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350)

The undersigned, as the principal executive officer and principal financial officer of FIRST NATIONAL BANK, certifies that, to the best of his knowledge and belief, the Annual Report on Form 10-KSB for the period ended December 31, 2005, which accompanies this certification fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of FIRST NATIONAL BANK at the dates and for the periods indicated. The foregoing certification is made pursuant to § 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350) and shall not be relied upon for any other purpose. The undersigned expressly disclaims any obligation to update the foregoing certification except as required by law.

Date: March 22, 2006	/s/ Worth Harris Carter, Jr.
Worth Harris Carter, Jr.
Chairman of the Board and President (principal executive officer and principal financial officer)

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SIGNATURES

In accordance with the Exchange Act, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

FIRST NATIONAL BANK

Date: March 22, 2006	By:	/s/ Worth Harris Carter, Jr.
Worth Harris Carter, Jr.
Chairman of the Board, President, Chief Executive Officer and Chief Financial Officer

Signature	Title	Date

/s/ Worth Harris Carter, Jr. Worth Harris Carter, Jr.	Chairman of the Board, President Chief Executive Officer and Chief Financial Officer	March 22, 2006
/s/ Walter P. Kingery
Walter P. Kingery	Director	March 22, 2006

/s/ Sidney D. Mason
Sidney D. Mason	Director	March 22, 2006

/s/ Mary A. Ramsey
Mary A. Ramsey	Director	March 22, 2006

/s/ Leo H. Scott
Leo H. Scott	Director	March 22, 2006

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FIRST NATIONAL BANK 2005 ANNUAL REPORT

Exhibit 13

Management’s Discussion and Analysis of Financial Condition and Results of Operation

Except for the historical information contained in this report, the matters set forth herein include Forward-Looking Statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These Forward-Looking Statements included, among other things, statements of goals, plans, intentions and expectations, regarding or based upon desired business strategies, general economic conditions, interest rates, developments in local and national markets, and other matters, which, by their nature, are subject to significant uncertainities. Because of these uncertainties and the assumptions upon which this report is based, actual future developments with respect to the business of the Bank may differ materially from those contemplated by such statements.

Critical Accounting Policies. The accounting and reporting policies of the Bank conform to generally accepted accounting principles (GAAP) in the United States of America and to general practices within the banking industry. The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. We believe the most significant of these estimates involves the allowance for loan losses because of its potential impact on our overall performance. We have described our policies in this area below. A summary of the Bank’s significant accounting policies can be found in the Notes to the Financial Statements.

In general, determining the amount of the allowance for loan losses requires significant judgment and the use of estimates by management. The Bank maintains an allowance for loan losses to absorb probable losses in the loan portfolio based on a quarterly analysis of the portfolio and expected future losses. This analysis determines an appropriate level of the allowance for loan losses by considering factors affecting loan losses, including specific losses, levels and trends in impaired and non-performing loans, historical loan loss experience, current economic conditions, volume, growth and composition of the portfolio, and other relevant factors. The Bank records a provision for loan losses to maintain the allowance at an adequate level. The provision expense could increase or decrease each quarter based upon the results of management’s formal analysis.

The amount of the allowance represents management’s estimate of expected losses from existing loans based upon specific allocations for individual lending relationships and historical loss experience. The allowance for loan losses related to impaired loans is based on discounted cash flows using the loan’s initial effective interest rate or the fair value of the collateral for certain collateral dependent loans. This evaluation requires management to make estimates of the amounts and timing of future cash flows on impaired loans, which consists primarily of nonaccrual and restructured loans. Actual losses for these loans can vary significantly from these estimates.

Summary of Operations. Net income for 2005 equaled $1,485,000, or $0.99 per share, compared to $2,093,000, or $1.39 per share, for 2004. This represents a return on average assets of 0.54% and return on average equity of 8% compared to 0.75% and 12%, respectively, for last year.

Total deposits have decreased $30 million, or 12%, compared to last year. LIFETIME FREE CHECKING increased while all other deposit categories decreased. Loans increased $9 million, or 6%, during the year.

During 2004, the bank acquired three new offices—one in Lincolnton, NC, which opened in 2005, and two in Gastonia, NC, which are being prepared to open. While the aquisition and costs of opening these offices has a short-term negative impact on earnings, we feel these offices will enhance the long-term profitability of the Bank.

Net Interest Income. Net interest income is our largest source of revenue and continues to be impacted by low interest rates. The Federal Reserve decreased interest rates from 6.50% to 1.00 from May 2000 to June 2004. The Fed then began a series of one-quarter percent increases on 14 different occasions over the last year and a half to the latest increase in January 2006, which places the rate at 4.50%. The Fed is expected to make several more increases before pausing.

While we increased loans and investments, the increase in our costs of deposits occurred more rapidly than our increase in interest income, and as a result net interest income declined $203,000 over the prior year. With interest rates at a higher level, we anticipate our existing loans will increase in yield at a faster pace than the net increase in the costs of deposits. In addition, we anticipate an increase in loan volume and $10 million in U. S. Agency Securities will mature and will be reinvested at substantially higher yields. We anticipate a significant improvement in net interest income in the coming year.

The following table shows a summary of the changes in interest income and interest expense resulting from changes in volume and changes in rates for each category of interest-earning assets and interest-bearing liabilities for 2005/2004 and 2004/2003:

	2005 vs 2004	2004 vs 2003
(Dollars in thousands)	Increase	Increase
Asset/Liability	(Decrease)	(Decrease)
Real Estate Loans	$138	$(396)
Installment Loans	79	121
Commercial Loans	243	581

Total Loans	460	306
Interest-Bearing Deposits in Other Financial Institutions	255	109
Investment Securities	(278)	(498)
Federal Funds Sold	216	30

Total Earning Assets	653	(53)

Interest-Bearing Transactions Accounts	131	101
Savings Accounts (Includes MMDAs)	11	(65)
Certificates of Deposit $100,000 and Over	174	182
Other Certificates of Deposit	535	(45)

Total Deposits	851	173
Federal Funds Purchased	—	—
Notes Issued to the U.S. Treasury	5	—

Total Interest-Bearing Liabilities	856	173

Change in Net Interest Income	$(203)	$(226)

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The following table details the average balances and cost and yield data for the earning assets and interest-bearing liabilities:

	2005			2004			2003
(Dollars in thousands)	Average		Yield/	Average		Yield/	Average		Yield/
Asset/Liability	Balance	Interest	Cost	Balance	Interest	Cost	Balance	Interest	Cost
Real Estate Loans	$123,605	$7,183	5.81%	$118,682	$7,045	5.94%	$105,506	$7,441	7.05%
Installment Loans	6,557	637	9.71%	5,647	558	9.88%	4,819	437	9.07%
Commercial Loans	30,334	1,612	5.31%	28,869	1,369	4.74%	14,153	788	5.57%

Total Loans	160,496	9,432	5.88%	153,198	8,972	5.86%	124,478	8,666	6.96%
Interest-Bearing Deposits in Other Financial Institutions	18,404	683	3.71%	18,597	428	2.30%	13,416	319	2.38%
Investment Securities	54,598	2,082	3.81%	60,134	2,360	3.92%	57,136	2,858	5.00%
Federal Funds Sold	26,940	709	2.63%	37,536	493	1.31%	42,887	463	1.08%

Total Earning Assets	260,438	12,906	4.96%	269,465	12,253	4.55%	237,917	12,306	5.17%

Interest-Bearing Transaction Accounts	28,127	467	1.66%	29,915	336	1.12%	22,577	235	1.04%
Savings Accounts (Includes MMDAs)	51,860	891	1.72%	54,565	880	1.61%	52,467	945	1.80%
Certificates of Deposit
$100,000 and Over	33,916	1,175	3.46%	35,630	1,001	2.81%	30,314	819	2.70%
Other Certificates of Deposit	120,611	3,647	3.02%	105,445	3,112	2.95%	96,240	3,157	3.28%

Total Deposits	234,514	6,180	2.64%	225,555	5,329	2.36%	201,598	5,156	2.56%
Notes Issued to the U.S. Treasury	323	8	2.48%	261	3	1.15%	242	3	1.24%

Total Interest-Bearing Liabilities	$234,837	$6,188	2.64%	$225,816	$5,332	2.36%	$201,840	$5,159	2.56%

Net Interest Income		$6,718			$6,921			$7,147

Net Yield on Earning Assets			2.58%			2.57%			3.00%

Loans. Loans increased from $158 million at year-end 2004 to $168 million at year-end 2005, an increase of $10 million, or 6%. The increase took place in all categories of loans. Real estate secured loans made up approximately 76% of net loans in 2005 and 78% in 2004.

The Bank also continues to maintain flexibility in the maturity of the loan portfolio. Nearly half of the Bank’s loans have adjustable interest rates as of year-end 2005 and over half had adjustable rates in 2004. In addition, the combination of adjustable-rate and fixed rate loans that adjust or mature within one year equals 29% for 2005 compared to 65% for 2004.

Allowance and Provision for Loan Losses. As discussed previously, the Allowance for Loan Losses represents management’s estimation of the amount necessary to absorb future losses in the loan portfolio. On the Statement of Condition, the Allowance for Loan Losses is deducted from Total Loans so that the net amount shown represents the estimated realizable total loans. The Provision for Loan Losses is the amount charged to expense to maintain the Allowance at an adequate level.

Based on management’s analysis of the loan portfolio, including nonaccrual and impaired loans, the Provision for Loan Losses for 2005 equaled $120,000 compared to $72,000 for 2004.

	December 31
(Dollars in thousands)	2005	2004	2003	2002	2001
Balance Beginning of Year	$1,994	$2,006	$1,096	$1,102	$1,040
Provision for Loan Losses	120	72	1,009	72	72
Net Loan Losses
Real Estate Loans	108	69	92	—	—
Installment Loans	35	15	7	16	11
Commercial Loans	142	—	—	62	(1)

Total Net Loan Losses	285	84	99	78	10

Balance	$1,829	$1,994	$2,006	$1,096	$1,102

Net Loan Losses to Average Loans	0.18%	0.03%	0.08%	0.07%	0.01%
Allowance for Loan Losses to Year-End Loans	1.09%	1.28%	1.50%	0.94%	0.95%

Nonaccrual loans are those loans contractually past due 90 days or more on which no interest is being accrued. Other real estate owned consists of real estate acquired through foreclosure. These properties are reviewed quarterly and reduced to an estimated realizable value at that time.

Information concerning nonaccrual loans and other real estate owned is presented in the following table:

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Information concerning nonaccrual loans and other real estate owned is presented in the following table:

	December 31
(Dollars in thousands)	2005	2004	2003	2002	2001
Nonaccrual Loans
Real Estate	$4,321	$2,547	$2,350	$—	$—
Installment	18	—	170	142	148
Commercial	—	13	—	2	—

Total Nonaccrual Loans	4,339	2,560	2,520	144	148
Real Estate Owned Other Than Bank Premises	1,929	2,105	755	774	—

Total Non-Performing Assets	$6,268	$4,665	$3,275	$918	$148

Allowance for Loan Losses to Total Non-Performing Assets	29%	44%	61%	119%	745%

The following table presents the volume of loans contractually past due for 90 days or more on which interest continues to be accrued. These loans are believed to be well collateralized and present little or no likelihood of loss of principal.

(Dollars in thousands)	December 31
Loans 90 Days or More Past Due	2005	2004	2003	2002	2001
Real Estate	$40	$3,583	$1,173	$—	$1,747
Installment	1	5	—	—	1
Commercial	2	—	—	—	—

Total Loans 90 Days or More Past Due	$43	$3,588	$1,173	$—	$1,748

Non-interest Income. Non-interest Income equaled $787,000 for 2005 compared to $887,000 for 2004, a decrease of $100,000 or 11%. The principal component of non-interest income is service charges on deposit accounts, which equaled $586,000 for 2005 compared to $614,000 for 2004.

Non-interest Expense. Non-interest expense increased $651,000 during the year. All areas of non-interest expense increased with the exception of FDIC Assessments.

Investments. Total investment securities equaled $60 million at year-end 2005 compared to $43 million at year-end 2004. With interest rates at levels never before seen in recent times, the bank increased investments in U. S. Agency Securities, which are earning higher yields, while reducing interest-bearing deposits in other financial institutions.

Deposits. Total deposits fell $30 million, or 11%, during the year.

Interest Sensitivity Analysis. The frequency with which interest rates on earning assets and interest bearing liabilities change has a significant impact on net interest income. The following table presents the anticipated changes based on the contractual maturity of each instrument. Expected maturities may differ from contractual maturities as both borrowers and depositors may have the right to call or prepay obligations with or without call or prepayment penalties.

(Dollars in thousands)	Within	One to	Over
Use of Funds	One Year	Five Years	Five Years	Total
Interest-Bearing Deposits in Other Financial Institutions	$18,208	$1,287	$—	$19,495
Federal Funds Sold	12,900	—	—	12,900
Investment Securities	18,256	42,006	—	60,262
Loans	49,492	62,795	55,781	168,068

Total Earning Assets	$98,856	$106,088	$55,781	$260,725

Deposits
Interest-Bearing Demand	$42,702	—	$—	$42,702
Regular Passbook Savings	43,746	—	—	43,746
Time Deposits
Certificates of Deposit $100,000 and Over	17,165	11,460	—	28,625
Other	62,670	40,921	—	103,591

Total Interest-Bearing Deposits	166,283	52,381	—	218,664
Notes issued to the U. S. Treasury	2,102	—	—	2,102

Total Interest-Bearing Liabilities	$168,385	$52,381	$—	$220,766

Maturity/Rate Sensitivity Gap Per Period	$(69,529)	$53,701	$55,781	$39,959
Cummulative Maturity/Rate Sensitivity Gap	$(69,529)	$(15,822)	$39,959

4

Capital. The federal regulatory agencies use risk-based capital ratios to analyze the adequacy of a bank’s capital. These ratios weigh bank assets from 0% to 100% depending upon the risks inherent in each type of asset. The Bank continues to meet all requirements for a well-capitalized bank as defined by the regulatory agencies. The following table presents the key risk-based capital ratios for December 31, 2005 and 2004. Additional details regarding capital may be found in the footnotes of the Financial Statements.

	2005	2004
Tier 1 Ratio	10.80%	10.59%
Total Risk-Based Capital Ratio	11.86%	11.76%
Leverage Ratio	7.04%	6.29%

Liquidity. Liquidity is our ability to fund both loans and investments in the normal course of business and to provide adequate protection for unexpected deposit withdrawals or other demands for funds without incurring a significant negative impact on profitability. Our primary source of day-to-day liquidity lies in the combination of cash, deposit balances, checks in process of collection, deposit growth and federal funds sold. Federal funds are excess funds that are sold to other banks, generally on a one-day basis. Normal funds from the repayment of loans and investments augment these funds.

Our secondary source of liquidity lies in our investments and deposits in other financial institutions. While our investments are categorized as held-to-maturity, they consist of short-term U.S. Government Agencies that are readily marketable. As reflected in the previous Interest Sensitivity Analysis, the majority of our investment securities mature in five years or less. Interest-bearing deposits in other financial institutions generally mature in two years or less and the volume of this investment decreased $3.4 million during the year.

Management’s Responsibility for Financial Reporting

The management of First National Bank has prepared and is responsible for the accompanying financial statements, together with the financial data and other information presented in this annual report. Management believes that the financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America appropriate under the circumstances and include amounts that are based on management’s best estimates and judgments.

Management maintains and depends upon an internal accounting control system designed to provide reasonable assurance that transactions are executed in accordance with management’s authorization, that financial records are reliable as the basis for preparation of all financial statements, and that the Bank’s assets are safeguarded. The design and implementation of all systems of internal control are based on judgments required to evaluate the costs of control in relation to the expected benefits and to determine the appropriate balance between these costs and benefits. The Bank maintains a professional internal audit staff to monitor compliance with the system of internal control. Operational and special audits are conducted, and audit reports are submitted to appropriate management.

The Board of Directors functions as the audit committee and meets periodically with the independent public accountants, Goodman & Company, management and internal auditors to review accounting, auditing and internal reporting matters. The internal auditors have free access to the Board to discuss the results of their audit work and their evaluations of internal controls and the quality of financial reporting.

The responsibility of Goodman & Company is limited to an expression of their opinion as to the fairness of the financial statements. Their opinion is based on an audit conducted in accordance with Standards of the Public Company Accounting Oversight Board (United States), as described in their report.

Worth Harris Carter, Jr.

Chairman of the Board, President and

Chief Financial Officer

5

Certified Public Accountants

Specialized Services

Business Solutions

Report of Independent Registered Public Accounting Firm

Board of Directors and Shareholders

First National Bank

We have audited the accompanying statements of financial condition of First National Bank (Bank) as of December 31, 2005 and 2004, and the related statements of income, shareholders’ equity and cash flows for each of the years in the three-year period ended December 31, 2005. These financial statements are the responsibility of the Bank’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of First National Bank as of December 31, 2005 and 2004, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

Danville, Virginia
March 1, 2006

110 Exchange Street, Suite G

Danville, VA 24541

ph: 434.792.5334

fax: 434.791.6061

www.goodmanco.com

6

Statements of Financial Condition

(Dollars in Thousands)

	December 31
	2005	2004
ASSETS:
Interest-Bearing Deposits in Other Financial Institutions	$19,495	$22,863
Investment Securities (Fair Value $59,512 in 2005, $42,584 in 2004)	60,262	42,624
Federal Funds Sold	12,900	66,440
Loans (Net of Unearned Income)	167,632	158,409
Less: Allowance for Loan Losses	(1,829)	(1,994)

Net Loans	165,803	156,415
Earning Assets	258,460	288,342
Cash and Due from Banks	8,138	6,724
Bank Premises and Equipment	4,146	4,091
Real Estate Owned Other Than Bank Premises	1,929	2,105
Investment in Associated Company	769	618
Other Assets	2,774	2,671

TOTAL ASSETS	$276,216	$304,551

LIABILITIES:
Deposits:
LIFETIME FREE CHECKING	$36,222	$34,186
Interest-Bearing Demand	42,702	51,626
Regular Passbook Savings	43,746	44,103
Time Deposits:
Certificates of Deposit $100,000 and Over	28,625	41,521
Other	103,591	113,927

TOTAL DEPOSITS	254,886	285,363
Notes Issued to the U.S. Treasury	2,102	197
Other Liabilities	645	630

TOTAL LIABILITIES	257,633	286,190

SHAREHOLDERS’ EQUITY:
Common Stock, Par Value Per Share $1.25; 10,000,000 shares authorized; 1,503,106 shares outstanding in 2005 and 2004	1,879	1,879
Surplus	11,327	11,327
Undivided Profits	5,377	5,155

TOTAL SHAREHOLDERS’ EQUITY	18,583	18,361

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$276,216	$304,551

The accompanying notes are an integral part of these financial statements.

7

Statements of Income

(Dollars in Thousands Except Per Share Data)

	Years Ended December 31
	2005	2004	2003
INTEREST INCOME:
Interest and Fees on Loans:
Taxable	$8,783	$8,495	$8,368
Non-Taxable	649	477	298
Interest on Deposits in Other Financial Institutions	683	428	319
Interest on Federal Funds Sold	709	493	463
Interest and Dividends on Securities:
U. S. Agency Securities and Other	2,067	2,281	2,745
States and Political Subdivisions	15	79	113

TOTAL INTEREST INCOME	12,906	12,253	12,306

INTEREST EXPENSE:
Interest on Time Deposits $100,000 and Over	1,175	1,001	819
Interest on Other Deposits	5,005	4,328	4,337
Interest on Notes Issued to the U. S. Treasury	8	3	3

TOTAL INTEREST EXPENSE	6,188	5,332	5,159

NET INTEREST INCOME	6,718	6,921	7,147
Provision for Loan Losses	120	72	1,009

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	6,598	6,849	6,138

NON-INTEREST INCOME:
Service Charges, Commission and Fees	586	614	595
Other Non-Interest Income	201	273	227

TOTAL NON-INTEREST INCOME	787	887	822

NON-INTEREST EXPENSE:
Salaries and Employee Benefits	2,981	2,651	2,530
Occupancy Expense	666	561	518
Operations Center Expense	1,264	1,111	992
FDIC Assessment	36	37	34
Other Non-Interest Expense	532	468	445

TOTAL NON-INTEREST EXPENSE	5,479	4,828	4,519

INCOME BEFORE INCOME TAXES	1,906	2,908	2,441
Income Tax Expense	421	815	706

NET INCOME	$1,485	$2,093	$1,735

NET INCOME PER SHARE*:
Basic and Diluted	$0.99	$1.39	$1.15

*	Net income per share has been retroactively adjusted to reflect the stock dividend in 2003.

The accompanying notes are an integral part of these financial statements.

8

Statements of Cash Flows

(Dollars in Thousands)

	Years Ended December 31
	2005	2004	2003
Cash Flows From Operating Activities:
Net Income	$1,485	$2,093	$1,735
Adjustments to reconcile to net cash from operating activities:
Provision for Loan Losses	120	72	1,009
Depreciation of Premises and Equipment	217	169	150
Equity in Undistributed Income From Associated Company	(1)	(11)	(10)
Provision for Deferred Income Taxes	165	85	(294)
Increase (Decrease) in Unearned Income	(25)	29	26
(Increase) Decrease in Other Assets	(103)	(170)	237
Increase (Decrease) in Other Liabilities	(150)	77	(118)

Net Cash from Operating Activities	1,708	2,344	2,735

Cash Flows From Investing Activities:
Maturity of Interest-Bearing Deposits	17,715	13,956	11,581
Purchase of Interest-Bearing Deposits	(14,347)	(22,962)	(13,857)
Purchase of Investment Securities	(26,500)	(20,000)	(27,000)
Proceeds from maturities, calls and redemptions of Investment Securities	8,862	44,677	27,919
Purchase of Bank Premises and Equipment	(272)	(1,628)	(298)
Net Increase in Short-Term Loans Outstanding, Net	(9,137)	(13,880)	(4,359)
Longer-Term Loans Originated or Purchased	(20,020)	(39,470)	(52,479)
Principal Collected on Longer-Term Loans	19,674	27,194	40,126
Sale of Other Real Estate	176	—	19
Investment in Associated Company	(150)	—	(199)

Net Cash from Investing Activities	(23,999)	(12,113)	(18,547)

Cash Flows From Financing Activities:
Net Increase in Demand and Savings Accounts	(7,245)	11,243	13,787
Proceeds from Sale of Time Deposits	84,953	111,057	101,441
Payments on Matured Time Deposits	(108,185)	(90,880)	(83,264)
Stock Dividends	—	—	(8)
Cash Dividends	(1,263)	(1,263)	(1,176)
Net Increase (Decrease) in Notes Issued to U.S. Treasury	1,905	64	(1,490)

Net Cash from Financing Activities	(29,835)	30,221	29,290

Net Change in Cash and Equivalents	(52,126)	20,452	13,478
Cash and Equivalents at Beginning of Year	73,164	52,712	39,234

Cash and Equivalents at End of Year	$21,038	$73,164	$52,712

Supplementary Data:
Cash Paid for Interest	$6,132	$5,297	$5,204
Cash Paid for Income Taxes	421	815	706
Transfer of Loans to Foreclosed Assets	153	1,291	—

The accompanying notes are an integral part of these financial statements.

9

Statements of Changes in Shareholders’ Equity

(Dollars in Thousands)

	COMMON STOCK			UNDIVIDED
	SHARES	AMOUNT	SURPLUS	PROFITS
Year Ended December 31, 2003
Balance at Beginning of Year	1,366,829	$1,708	$8,636	$6,636
Net Income	—	—	—	1,735
Stock Dividends (10%)	136,277	171	2,691	(2,870)
Cash Dividends, $0.78 per share*	—	—	—	(1,176)

Total	1,503,106	$1,879	$11,327	$4,325

Year Ended December 31, 2004
Balance at Beginning of Year	1,503,106	$1,879	$11,327	$4,325
Net Income	—	—	—	2,093
Cash Dividends, $0.84 per share*	—	—	—	(1,263)

Total	1,503,106	$1,879	$11,327	$5,155

Year Ended December 31, 2005
Balance at Beginning of Year	1,503,106	$1,879	$11,327	$5,155
Net Income	—	—	—	1,485
Cash Dividends, $0.84 per share*	—	—	—	(1,263)

Total	1,503,106	$1,879	$11,327	$5,377

*	Cash dividends per share have been retroactively restated to reflect the stock dividend in 2003.

The accompanying notes are an integral part of these financial statements.

10

Notes to Financial Statements

(Dollars in Thousands in Charts Except Per Share Data)

1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accounting and reporting policies of First National Bank are in accordance with accounting principles generally accepted in the United States of America, and general practices within the banking industry that are consistent with reports filed with regulatory agencies.

NATURE OF OPERATIONS

The Bank generates commercial (including agricultural), mortgage and consumer loans and receives deposits from customers located primarily in Franklin County and the northern portion of Pittsylvania County in Virginia and Burke, Caldwell, Catawba, Cleveland and Rutherford Counties in North Carolina. The Bank operates under a national charter and provides full banking services. As a national bank, the Bank is subject to regulation by the Comptroller of the Currency, Federal Deposit Insurance Corporation, and the Board of Governors of the Federal Reserve System.

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Material estimates that are particularly susceptible to significant change in the near term relate to the determination of the allowance for loan losses, and fair value of other real estate owned.

CASH AND CASH EQUIVALENTS

For purposes of cash flows, cash and cash equivalents include cash on hand, demand balances due from banks and federal funds transactions. Generally, federal funds are purchased and sold for one-day periods.

SECURITIES

Investment securities are stated at cost, adjusted for amortization of premiums and accretion of discounts, and computed by the interest method. The Bank has the positive intent and ability to hold these securities until maturity. Gains and losses on sales, if any, of securities are based upon the adjusted cost of the specific securities sold.

LOANS

Loans are recorded at the amount of the loan disbursed to borrowers plus the applicable amount, if any, of unearned income and other charges, less payments received. Income earned on loans is recognized by methods which generally result in level rates of return on principal amounts outstanding. The net amount of nonrefundable loan origination fees approximate the direct costs associated with the lending process.

The allowance for loan losses is an estimate of losses inherent in the loan portfolio as determined by management taking into consideration historical loan loss experience, diversification of the loan portfolio, amounts of secured and unsecured loans, banking industry standards and averages, and general economic conditions. Ultimate losses may vary from current estimates. These estimates are reviewed periodically and as adjustments become necessary, they are reported in earnings in the periods in which they become reasonably estimatable.

Management determines loan impairment using guidelines established by Statement of Financial Accounting Standards No. 114 (SFAS 114), “Accounting by Creditors for Impairment of a Loan (as amended by SFAS No. 118, Accounting by Creditors for Impairment of a Loan—Income Recognition and Disclosures)”. Under this accounting standard, a loan is considered to be impaired when it is probable that the Bank will be unable to collect all principal and interest amounts according to the contractual terms of the loan agreement. A performing loan may be considered impaired. The allowance for loan losses related to loans identified as impaired is primarily based on the excess of the loan’s current outstanding principal balance over the estimated fair value of the related collateral. For a loan that is not collateral-dependent, the allowance is recorded at the amount by which the outstanding principal balance exceeds the current best estimate of the future cash flows on the loan discounted at the loan’s original effective interest rate. Interest on impaired loans is recognized when cash is received.

BANK PREMISES AND EQUIPMENT

Premises and equipment are stated at cost, less accumulated depreciation. Depreciation is charged to operating expenses over the estimated useful life of the assets by the accelerated and straight-line methods. Costs of maintenance or repairs are charged to expense as incurred and improvements are capitalized. Upon retirement or disposal of an asset, the asset and related allowance account are eliminated. Any gain or loss on such transactions is included in current operations. Depreciation has been included under Occupancy Expense in the Statements of Income in the amount of $217,000 in 2005, $169,000 in 2004, and $150,000 in 2003.

OTHER REAL ESTATE OWNED

Real estate properties acquired through or in lieu of loan foreclosure are initially recorded at the lower of the Bank’s carrying amount or fair value less estimated selling cost at the date of foreclosure. Any write-downs based on the asset’s fair value at the date of acquisition are charged to the allowance for loan losses. After foreclosure, these assets are carried at the lower of their new cost basis or fair value less cost to sell. Costs of significant property improvements are capitalized, whereas costs relating to holding property are expensed. Valuations are periodically performed by management, and any write-downs are recorded as a charge to operations, if necessary, to reduce the carrying value of a property to the lower of its carrying or fair value less cost to sell.

INCOME TAXES

Deferred taxes are provided on a liability method whereby deferred tax assets are recognized for deductible temporary differences and operating loss and tax credit carryforwards and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

RETIREMENT BENEFITS

The Bank has established an Employee Benefit Plan as described in footnote 5. The Bank does not provide any other post-retirement benefits that would be accrued under Statement of Financial Accounting Standards No. 106, “Employers’ Accounting for Post Retirement Benefits Other Than Pensions”.

2.	INVESTMENT SECURITIES

The carrying value of securities pledged to secure public deposits was $60,262,000 and $42,144,000, respectively, at December 31, 2005 and 2004. The amortized cost and estimated fair value of investment securities as of December 31, 2005 and 2004 were as follows:

December 31, 2005	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
U. S. Agency Securities	$60,262	$14	$764	$59,512

Total	$60,262	$14	$764	$59,512

December 31, 2004
U. S. Agency Securities	$42,144	$46	$99	$42,091
Obligations of States and Political Subdivisions	480	13	—	493

Total	$42,624	$59	$99	$42,584

The table below shows gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position at December 31, 2005 and 2004.

		Unrealized Losses
2005 Securities Description	Fair Value	Less Than 12 Months	More Than 12 Months
U. S Agency Securities	$14,381	$113	$—
U. S. Agency Securities	36,346	—	651

Total	$50,727	$113	$651

2004 Securities Description
U. S Agency Securities	$29,485	$61	$—
U. S. Agency Securities	4,962	—	38

Total	$34,447	$61	$38

The unrealized losses on the Bank’s investments in obligations of U. S. government agencies were caused by interest rate increases. The contractual terms of those investments do not permit the issuer to settle the securities at a price less than the amortized cost of the investment. Because the Bank has the ability and intent to hold those investments until a recovery of fair value, which may be maturity, the Bank does not consider those investments to be other-than-temporarily impaired at December 31, 2005.

The amortized cost and estimated fair value of investments in debt securities at December 31, 2005 and 2004, by contractual maturity, are shown on the following page. Expected maturities will differ from contractual maturities because issuers may have the right to call or prepay obligations with or without call or prepayment penalties.

11

	December 31, 2005		December 31, 2004
	Estimated Amortized Cost	Fair Value	Estimated Amortized Cost	Fair Value
Due in One Year or Less	$18,256	$18,151	$2,579	$2,419
Due After One Year Through Five Years	42,006	41,361	40,045	40,165
Due After Five Years Through Ten Years	—	—	—	—
Due After Ten Years	—	—	—	—

Total	$60,262	$59,512	$42,624	$42,584

There were no sales of securities during 2005, 2004, or 2003

3.	COMPOSITION OF LOANS

	December 31
	2005	2004
Real Estate	$126,816	$124,359
Consumer	7,721	5,959
Commercial, Industrial and Agricultural	13,805	10,315
All Other	19,726	18,237

Gross Loans	168,068	158,870
Less: Unearned Income	(436)	(461)
Allowance for Loan Losses	(1,829)	(1,994)

Total Loans, Net	$165,803	$156,415

Maturity Distribution	2005	2004
Variable
Less Than One Year	$15,050	$77,519
One to Five Years	53,009	3,669
Over Five Years	11,825	2,372

Subtotal	79,884	83,560

Fixed
Less Than One Year	34,442	24,417
One to Five Years	9,785	21,775
Over Five Years	43,957	29,118

Subtotal	88,184	75,310

Total	$168,068	$158,870

4.	ALLOWANCE FOR LOAN LOSSES

In the view of management, the Allowance for Loan Losses is adequate to meet the loss contingency based on experience factors and a review of the loan portfolio.

The Allowance for Loan Losses for the years ending December 31, 2005, 2004 and 2003 is summarized as follows:

	2005	2004	2003
Balance at beginning of year	$1,994	$2,006	$1,096
Provision for loan losses	120	72	1,009
Losses charged to allowance	(375)	(86)	(101)
Recoveries credited during year	90	2	2

Balance at end of year	$1,829	$1,994	$2,006

The following is a summary of information pertaining to impaired and non-accrual loans:

	December 31
	2005	2004
Impaired loans without a valuation allowance	$—	$—
Impaired loans with a valuation allowance	2,350	2,350

Total impaired loans	$2,350	$2,350

Valuation allowance related to impaired loans	$937	$937

Nonaccrual loans (impaired)	$2,350	$2,350

Nonaccrual loans (non-impaired)	$1,989	$210

Total loans past due ninety days or more and still accruing	$43	$3,588

	Years Ended December 31
	2005	2004	2003
Average investment in impaired loans	$2,350	$2,350	$1,213

Interest income recognized on impaired loans	$—	$466	$28

Interest income recognized on a cash basis on impaired loans .	$—	$153	$—

5.	STOCK OPTIONS AND EMPLOYEE BENEFIT PLANS

There were no stock options or stock option plans in effect for 2003, 2004 or 2005.

Effective January 1, 1997, the Bank has adopted an integrated profit sharing plan. Employees participate in the profit sharing plan following completion of six (6) months of service and upon reaching the age of twenty years and six months as of January 1. Vesting includes years of service to the Bank prior to the effective date of the plan. The plan gives 0% vesting to anyone who has less than five (5) years of service except that persons who have reached the age of 62 are fully vested regardless of length of service. Each participant in the plan (who has not reached age 62) becomes 100% vested after five (5) years of service. The contribution to the plan is determined each year by the Board of Directors and thus may fluctuate in amount from year to year. The contribution by the Bank was $125,000 in 2005, $127,000 in 2004, and $112,000 in 2003 and is included in Salaries and Employee Benefits in the Statements of Income.

6.	FEDERAL AND STATE INCOME TAXES

Net deferred tax assets consist of the following components as of December 31, 2005 and 2004:

Deferred Tax Assets	2005	2004
Allowance for Loan Losses	$545	$545
Dividend Exclusion	86	85
Other	31	—

Total Deferred Tax Assets	$662	$700

Deferred Tax Liabilities
Bank Premises	$288	$250
Investment in Associated Companies	101	100

Total Deferred Tax Liabilities	$389	$350

Net Deferred Taxes	$273	$350

The provisions for income taxes charged to operations for the years ended December 31, 2005, 2004 and 2003 consist of the following:

	2005	2004	2003
Currently payable	$341	$730	$990
Currently payable-North Carolina	—	—	10
Deferred	80	85	(294)

Net Provision	$421	$815	$706

The income tax provision differs from the amount of income tax determined by applying the U. S. federal income tax rate to pretax income for the years ended December 31, 2005, 2004, and 2003 due to the following:

	2005	2004	2003
Tax provision computed by applying federal tax rates to income before income taxes	$648	$989	$830
Tax exempt interest	(226)	(189)	(140)
Other	(1)	15	16

Net Provision	$421	$815	$706

7.	RELATED PARTY TRANSACTIONS

The Chairman of the Board of First National Bank also serves as Chairman of the Board of Blue Ridge Bank, N. A., Central National Bank, Community National Bank, First National Exchange Bank, Mountain National Bank, Patrick Henry National Bank, Patriot Bank, N. A., Peoples National Bank and Shenandoah National Bank.

The Bank maintains correspondent bank accounts with three of these banks. In 2005 and 2004, the average daily balances in these accounts were considered normal operating balances to facilitate general business transactions.

The Bank also participates in loan transactions with these banks. These transactions are at carrying value and do not involve more than the normal risk of collectibility or present other unfavorable features.

The Bank owns ten percent of the outstanding common stock of The Mortgage Company of Virginia, Inc. The remaining common stock is equally owned by the banks listed above. The Mortgage Company of Virginia owns 100% of Bank Services of Virginia, Inc. The business of both of these companies is to provide operational support services to the ten banks. These services consist of mortgage loan servicing, data processing, bookkeeping, check clearing, accounting, investment management, bank couriers, advertising programs, central purchasing and other management services. The Bank is charged for its share of these services, which is recorded as Operation Center Expense in the Statements of Income. The cost of this expense is shared by the ten banks on the basis of average deposits of each bank related to total average deposits of all the banks.

The Mortgage Company of Virginia, Inc. also owns 100% of Bank Services Insurance, Inc. Bank Services Insurance, Inc. provides insurance products to the banks and customers in the Danville area. The premiums paid to Bank Services Insurance, Inc. equaled $26,000 at December 31, 2005.

The Mortgage Company of Virginia, Inc. also owns 50% of Coresoft, Inc. represented by an initial $1,000 investment during 2004. Coresoft, Inc. is

12

in the process of developing a core software package the banks listed above will use. At December 31, 2005, Coresoft, Inc. had an outstanding note payable to the Mortgage Company of $1,400,000.

The Bank records its investment in the common stock of The Mortgage Company of Virginia, Inc. under the equity method of accounting due to the influence the Bank has over the company. The Bank invested an additional $150,000 in 2005 increasing the value of the investment to $769,000 from $618,000 at December 31, 2004. The Bank’s share of earnings of the company equaled $1,000 for 2005, $11,000 for 2004 and $10,000 for 2003 and is shown in the Statements of Income under Other Non-interest Income.

The Chairman of the Board and President of the Bank also serves as Chairman of the Board and President of Bank Building Corporation and Manager of Blackstone Properties, LLC, its wholly owned subsidiary (the “companies”). The companies lease branches to certain of the banks listed above. At December 31, 2005 the Bank leased five offices from the companies. Rental expense and future lease payments under these leases are disclosed in a footnote below. As of December 31, 2005 , the Bank had loans totaling $2,452,000 and $2,540,000 for 2004 respectively, to the companies. These loans were made to purchase bank branches leased to affiliated banks. The loans are secured by these branches and the related leases, and have repayment terms similar to other loan customers of the Banks.

In the ordinary course of business, directors, and their related interests were customers of, and had transactions with the Bank. Loan transactions with directors and officers, principal security holders and associates were made on substantially the same terms as those prevailing at the time for comparable loans to other persons and did not involve more than the normal risk of collectibility or present other unfavorable features. A summary of these transactions is presented below.

	2005	2004
Beginning Balance	$451	$316
New Loans	31	233
Repayments	(377)	(98)

Ending Balance	$105	$451

8.	CONTINGENCIES

The Bank did not have any legal matters of financial significance pending at December 31, 2005 or 2004.

9.	EARNINGS PER COMMON SHARE

The Bank follows Statement of Financial Accounting Standards (SFAS) No. 128, “Earnings Per Share”. This statement requires the dual presentation of basic and diluted earnings per share. The weighted average number of shares used to compute earnings per share was 1,503,106.

The Bank issued a 10% stock dividend in 2003, and none in 2005 or 2004. No fractional shares were issued in this stock dividend. Stock Dividends and fractional shares were settled based on known prices for recent trades of the stock and other factors deemed relevant at the time.

10.	BANK PREMISES AND EQUIPMENT

Premises and equipment are stated at cost less accumulated depreciation as follows:

December 31, 2005	Cost	Accumulated Depreciation and Amortization	Net Remaining Cost
Bank Premises (Including Land of $504,000)	$3,539	$580	$2,959
Equipment	1,708	521	1,187

Total	$5,247	$1,101	$4,146

December 31, 2004
Bank Premises (Including Land of $427,000)	$3,431	$534	$2,897
Equipment	1,636	442	1,194

Total	$5,067	$976	$4,091

11.	FORECLOSED ASSETS

Expenses applicable to foreclosed assets include the following:

	Years Ended December 31
	2005	2004	2003
Net loss (gain) on sales of real estate	$—	$—	$—
Provision for losses	—	—	—
Operating expenses	19	19	17

12.	CASH AND CASH EQUIVALENTS

Cash and cash equivalents as of December 31, 2005, 2004 and 2003 are detailed below:

	2005	2004	2003
Cash and Due From Banks	$8,138	$6,724	$8,972
Federal Funds Sold	12,900	66,440	43,740

Total Cash and Cash Equivalents	$21,038	$73,164	$52,712

13.	DEPOSITS

Certificates of Deposit maturing as of December 31:

	2005	2004
1 Year	$79,854	$110,984
2 Years	19,377	15,214
3 Years	9,676	11,823
4 Years	6,991	8,734
5 Years and Thereafter	16,318	8,693

TOTAL	$132,216	$155,448

14.	CONCENTRATION OF CREDIT RISK

The majority of the Bank’s loans, commitments and lines of credit have been granted to customers in the Bank’s market area. The concentrations of credit by loan classification are set forth in an above footnote. The Bank does not extend credit to any individual borrowers in excess of its lending limit of $3,0621,000 and $3,059,000, respectively, as of December 31, 2005 and 2004.

The largest category of Real Estate Loans consisted of Commercial loans. These loans approximated $36,593,000 at December 31, 2005 and $21,190,000 at December 31, 2004.

15.	FAIR VALUE OF FINANCIAL INSTRUMENTS

Statement of Financial Accounting Standards No. 107,” Disclosures about Fair Value of Financial Instruments”, requires the Bank to disclose the estimated fair values of its financial assets and liabilities. The estimated fair values were determined using the following assumptions:

a.	The carrying value of Cash and Due From Banks, Federal Funds Sold, and Interest-Bearing Deposits in Other Financial Institutions are believed to approximate the fair value of these items.

b.	The fair value of actively traded investment securities are determined according to quotes available in the financial press. The fair value of instruments which are not actively traded are determined using values of other instruments with similar characteristics or obtained from outside sources believed to be reliable.

c.	The fair value of loans are estimated by discounting the anticipated cash flows using estimated rates for similar loans available in the Bank’s market area. Estimates of maturities are based on both experience and contractual maturities although prepayments are permitted on the loans.

d.	The fair value of short-term demand and savings deposits are believed to equal carrying value. The fair value of certificates of deposit are based upon the contractual maturity of the instruments and rates currently offered for similar deposits.

e.	The fair value of Notes Payable to the U. S. Treasury are estimated at carrying value.

f.	The fair value of Accrued Interest Receivable and Accrued Interest Payable are estimated at carrying value.

	2005		2004
Financial Assets:	Carrying Value	Fair Value	Carrying Value	Fair Value
Interest-Bearing Deposits in Other Financial
Institutions	$19,495	$19,495	$22,863	$22,863
Investment Securities	60,262	59,512	$42,624	42,584
Federal Funds Sold	12,900	12,900	66,440	66,440
Loans (Net of Unearned Income)	167,632	167,560	158,409	158,269
Cash and Due From Banks	8,138	8,138	6,724	6,724
Accrued Interest Receivable	1,730	1,730	1,210	1,210

Total	$270,157	$269,335	$298,270	$298,090

13

	2005		2004
Financial Liabilities:	Carrying Value	Fair Value	Carrying Value	Fair Value
Deposits
LIFETIME FREE CHECKING	$36,222	$36,222	$34,186	$34,186
Interest-Bearing Demand	42,702	42,702	51,626	51,626
Regular Passbook Savings	43,746	43,746	44,103	44,103
Time Deposits:
Certificates of Deposit $100,000 and Over	28,625	28,760	41,521	41,980
Other	103,591	103,659	113,927	115,267

Total Deposits	254,886	255,089	285,363	287,162
Notes issued to the U. S. Treasury	2,102	2,102	197	197
Accrued Interest Payable	477	477	474	474

Total	$257,465	$257,668	$286,034	$287,833

16.	CAPITAL ADEQUACY

The Bank is subject to various regulatory capital requirements. Under the regulatory capital guidelines and the regulatory framework for Prompt Corrective Action (PCA), the Bank must meet specific capital guidelines involving the quantitative measures of the Bank’s assets, liabilities, and certain off-balance-sheet items as calculated under regulatory accounting practices. The Bank’s capital amount and classification are also subject to qualitative judgments by the regulators about components, risk weightings and other factors.

Quantitative measures established by regulation to ensure capital adequacy require the Bank to maintain minimum ratios (set forth in the table below) of total and Tier 1 capital (as defined in the regulations) to risk-weighted assets (as defined) and of Tier 1 capital to average assets (as defined).

	Minimum Ratio For Capital Adequacy Purposes	Minimum Ratio To Be Considered Well Capitalized Under PCAP or visions
Tier 1 Capital to Risk Weighted Assets	4%	6%
Total Capital to Risk Weighted Assets	8%	10%
Tier 1 Capital to Average Assets	4%	5%

As of December 31, 2005, the most recent notification from the Federal Deposit Insurance Corporation categorized the Bank as well capitalized under the regulatory framework for prompt corrective action. To be categorized as well capitalized, an institution must maintain minimum total risk-based, Tier 1 risk-based and Tier 1 leverage ratios as set forth in the above table. There are no conditions or events since the notification that management believes have changed the Bank’s category. The Bank’s actual capital amounts and ratios as of December 31, 2005 and 2004 are presented in the following table. Management believes, as of December 31, 2005 and 2004, that the Bank meets all capital adequacy requirements to which it is subject.

As of December 31, 2005	Minimum Capital For Capital Adequacy Purposes	Minimum Capital to Be Considered Well Capitalized Under PCA Provisions	Actual Capital	Actual Ratio
Tier 1 Capital to Risk Weighted Assets	$6,882	$10,323	$18,583	10.80%
Total Capital to Risk Weighted Assets	13,763	17,204	20,412	11.86%
Tier 1 Capital to Average Assets	10,564	13,205	18,583	7.04%

As of December 31, 2004
Tier 1 Capital to Risk Weighted Assets	$6,935	$10,402	$18,361	10.59%
Total Capital to Risk Weighted Assets	13,870	17,337	20,355	11.76%
Tier 1 Capital to Average Assets	11,676	14,595	18,361	6.29%

17.	QUARTERLY FINANCIAL DATA (Unaudited)

The following summarizes the quarterly results of operations for the years ended December 31, 2005 and 2004:

2005	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Total Interest Income	$3,181	$3,246	$3,198	$3,281
Total Interest Expense	1,538	1,551	1,559	1,540

Net Interest Income	1,643	1,695	1,639	1,741
Provision For Loan Losses	18	18	18	66

Net Interest Income After Provision for Loan Losses	1,625	1,677	1,621	1,675
Total Non-Interest Income	180	173	180	254
Total Non-Interest Expense	1,302	1,340	1,358	1,479

Income Before Income Taxes	503	510	443	450
Income Tax Expense	120	120	100	81

Net Income	$383	$390	$343	$369

Basic and Diluted Net Income Per Share	$0.25	$0.26	$0.23	$0.25

2004	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Total Interest Income	$2,934	$3,014	$3,213	$3,092
Total Interest Expense	1,243	1,226	1,335	1,528

Net Interest Income	1,691	1,788	1,878	1,564
Provision For Loan Losses	18	18	18	18

Net Interest Income After Provision for Loan Losses	1,673	1,770	1,860	1,546
Total Non-Interest Income	204	185	190	308
Total Non-Interest Expense	1,147	1,149	1,188	1,344

Income Before Income Taxes	730	806	862	510
Income Tax Expense	205	230	240	140

Net Income	$525	$576	$622	$370

Basic and Diluted Net Income Per Share	$0.35	$0.38	$0.41	$0.25

18.	LEASES AND RENT EXPENSE

The Bank leased facilities under non-cancelable operating leases during 2005, 2004 and 2003. As noted above, the Bank leases two offices from Bank Building Corporation and three offices from Blackstone Properties, LLC. These leases required the bank to pay maintenance, insurance and property taxes and do not have renewal options. Rental expense under these leases was $186,000 in 2005, $198,000 in 2004 and 2003. Future minimum rental payments under these leases are as follows:

Year Ending December 31, 2006	$195
2007	195
2008	195
2009	195
2010	195
Thereafter	1,224

Total minimum lease payments	$2,199

19.	OFF BALANCE SHEET ACTIVITIES AND COMMITMENTS

Commitments to extend credit, which amounted to $2,471,000 and $8,058,000 at December 31, 2005 and 2004, respectively, represent agreements to lend to customers with fixed expiration dates or other termination clauses. Since many of the commitments are expected to expire without being funded, the total commitment amounts do not necessarily represent future liquidity requirements. Standby letters of credit are conditional commitments issued by the Bank guaranteeing the performance of a customer to a third party. Those guarantees are primarily issued to support public and private borrowing arrangements. The Bank had outstanding letters of credit in the amount of $974,000 in 2005 and $1,148,000 in 2004.

The Bank is a member of the Federal Reserve System and is required to maintain certain levels of its cash and due from bank balances as reserves based on regulatory requirements. At December 31, 2005 and 2004, this reserve requirement was approximately $1,795,000 and $2,554,000, respectively.

Federal banking regulations place certain restrictions on dividends paid by the Bank. The total amount of dividends which may be paid at any date is generally limited to the retained earnings of the Bank. In addition, dividends paid by the Bank would be prohibited if the effect thereof would cause the Bank’s capital to be reduced below applicable minimum capital requirements.

14

20.	RECENT ACCOUNTING PRONOUNCEMENTS AND ACCOUNTING CHANGES

In November 2002, the FASB issued FASB Interpretation No. 45, “Guarantor’s Accounting and Disclosure Requirements for Guarantees, including Indirect Guarantees of Indebtedness of Others “(FIN 45). The interpretation elaborates on the disclosures to be made by a guarantor in its financial statements under certain guarantees that it has issued. It also clarifies that a guarantor is required to recognize, at the inception of a guarantee, a liability for the fair value of the obligation undertaken in issuing the guarantee. The interpretation requires disclosure of the nature of the guarantee, the maximum potential amount of future payments that the guarantor could be required to make under the guarantee, and the current amount of the liability, if any, for the guarantor’s obligations under the guarantee. The recognition requirements of the interpretation were effective beginning January 1, 2003.

The FASB also revised FASB Interpretation 46, “Consolidation of Variable Interest Entities, an interpretation of ARB No. 51” (FIN 46). The interpretation provides a framework for identifying variable interest entities (VIEs), and determining when a company should include the assets, liabilities, noncontrolling interests and results of activities of a VIE in its consolidated financial statements. As revised, FIN 46 is effective beginning in the first quarter of 2004 for all VIEs (other than what is commonly referred to as special purpose entities, VIEs of small business issuers, and VIEs of nonpublic entities). The Bank does not currently utilize VIEs or so called special purpose entities.

In November 2003, the FASB’s Emerging Issues Task Force (EITF) reached consensus on new disclosure requirements related to unrealized losses on investment securities. The new disclosure requirements apply to marketable equity and debt securities accounted for under Financial Accounting Board Statement No. 115, “Accounting for Certain Investments in Debt and Equity Securities,” and are required for inclusion in annual reports with fiscal years ended after December 15, 2003.

In November 2003, the FASB issued FASB Staff Position (FSP) 144-1, “Determination of Cost Basis for Foreclosed Assets under FASB Statement No. 15”, “Accounting by Debtors and Creditors for Troubled Debt Restructurings,” and the Measurement of Cumulative Losses Previously Recognized under Paragraph 37 of FASB Statement No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets.” Under FSP 144-1, the lender is required to measure the foreclosure on a long-lived asset (e.g. real estate) at fair value less cost to sell on the foreclosure date, which establishes a new cost basis such that any loan valuation allowance is not retained. Thereafter, the lender would follow the impairment guidance in Statement No 144, and should not reflect any recovery in value of the property beyond the cost basis established upon foreclosure of the loan. This guidance was effective upon posting of the FSP to the FASB website in November 2003.

In April 2003, the Financial Accounting Standards Board issued Statement No. 149, “Amendment of Statement 133 on Derivative Instruments and Hedging Activities”. This statement amends and clarifies financial accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts (collectively referred to as derivatives) and for hedging activities under FASB Statement No. 133, Accounting for Derivative Instruments and Hedging Activities. This statement is effective for contracts entered into or modified after June 30, 2003.

In May 2003, the Financial Accounting Standards Board issued Statement No. 150, “Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity”. This statement establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. It requires that an issuer classify a financial instrument that is within its scope as a liability (or an asset in some circumstances). Many of those instruments were previously classified as equity. This statement is effective for financial instruments entered into or modified after May 31, 2003, and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003.

In December 2004, the FASB issued Statement No. 123 (revised 2004), which is a revision of Statement 123 “Accounting for Stock-Based Compensation”. This Statement establishes standards for the accounting for transactions in which an entity exchanges its equity instruments for goods or services. It also addresses transactions in which an entity incurs liabilities in exchange for goods or services that are based on the fair value of the entity’s equity instruments or that may be settled by the issuance of those equity instruments. This Statement focuses primarily on accounting for transactions in which an entity obtains employee services in share-based payment transactions. This Statement is effective for public entities as of the beginning of the first interim or annual reporting period that begins after June 15, 2005.

In December 2004, the FASB issued Statement No. 153, “Exchanges of Nonmonetary Assets”, an amendment of APB Opinion No. 29, Accounting for Nonmonetary Transactions”. This Statement eliminates the exception to fair value for exchanges of similar productive assets and replaces it with a general exception for exchange transactions that do not have commercial substance-that is, transactions that are not expected to result in significant changes in the cash flows of the reporting entity. This Statement is effective for nonmonetary asset exchanges occurring in fiscal periods beginning after June 15, 2005.

In May 2005, the FASB issued Statement No. 154, “Accounting Changes and Error Corrections—a replacement of APB Opinion No. 20 and FASB Statement No. 3”. This Statement requires retrospective application to prior periods’ financial statements of changes in accounting principle, unless it is impracticable to determine either the period-specific effects or the cumulative effect of the change. When it is impracticable to determine the period-specific effects of an accounting change on one or more individual prior periods presented, this Statement requires that the new accounting principle be applied to the balances of assets and liabilities as of the beginning of the earliest period for which retrospective application is practicable and that a corresponding adjustment be made to the opening balance of retained earnings. This Statement improves financial reporting because its requirement to report voluntary changes in accounting principles via retrospective application, unless impracticable, enhances the consistency of financial information between periods. This statement is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005.

During November 2005, the FASB issued FASB Staff Position (FSP) FAS 115-1 and 124-1, “The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments.” The guidance in this FSP addresses the determination of when an investment is considered impaired, whether that impairment is other than temporary, and the measurement of an impairment loss. The FSP also includes accounting considerations subsequent to the recognition of an other-than temporary impairment and requires certain disclosures about unrealized losses that have not been recognized as other-than-temporary impairments. The guidance in this FSP is required to be applied to reporting periods beginning after December 15, 2005. Earlier application is permitted.

The FASB has issued FASB Statement No. 155, “Accounting for Certain Hybrid Instruments.” This standard amends the guidance in FASB Statements No. 133, “Accounting for Derivative Instruments and Hedging Activities”, and No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities.” Statement 155 allows financial instruments that have embedded derivatives to be accounted for as a whole (eliminating the need to bifurcate the derivative from its host) if the holder elects to account for the whole instrument on a fair value basis. Statement 155 is effective for all financial instruments acquired or issued after the beginning of an entity’s first fiscal year that begins after September 15, 2006. Earlier adoption is permitted as of the beginning of an entity’s fiscal year, provided the entity has not yet issued financial statements, including financial statements for any interim period for that fiscal year. Provisions of this Statement may be applied to instruments that an entity holds at the date of adoption on an instrument-by-instrument basis. The financial statement effect of the change in accounting, if any, should be recognized as a cumulative-effect adjustment to beginning retained earnings. Prior periods should not be restated.

Management does not expect these accounting pronouncements to have a material impact on the financial statements.

15

Summary of Operations

(Dollars in Thousands Except Per Share Data)

FOR THE YEAR:	2005	2004	2003	2002	2001
Total Interest Income	$12,906	$12,253	$12,306	$13,408	$14,266
Total Interest Expense	6,188	5,332	5,159	5,751	8,361

Net Interest Income	6,718	6,921	7,147	7,657	5,905
Provision for Loan Losses	120	72	1,009	72	72

Net Interest Income After Provision for Loan Losses	6,598	6,849	6,138	7,585	5,833
Non-Interest Income	787	887	822	766	494
Non-Interest Expense	5,479	4,828	4,519	4,378	3,690

Net Income Before Taxes	1,906	2,908	2,441	3,973	2,637
Applicable Income Taxes:
Current	256	730	1,000	1,190	817
Deferred	165	85	(294)	63	(13)

Net Income (Loss)	$1,485	$2,093	$1,735	$2,720	$1,833

Basic and Diluted Net Income Per Share*	$0.99	$1.39	$1.15	$1.81	$1.22

*	Net income per share has been retroactively adjusted to reflect the stock dividend in 2003.

AT YEAR END:	2005	2004	2003	2002	2001
Interest-Bearing Deposits in Other Financial Institutions	$19,495	$22,863	$13,857	$11,581	$11,286
Federal Funds Sold	12,900	66,440	43,740	31,300	14,910
Investment Securities	60,262	42,624	67,301	68,220	74,105
Loans (Net)	165,803	156,415	131,671	115,994	115,189
Deposits	254,886	285,363	253,943	221,979	210,718
Demand	36,222	34,186	31,528	30,425	25,854
Interest-Bearing Demand	42,702	51,626	44,335	35,905	24,735
Savings	43,746	44,103	42,809	38,555	35,151
Time	132,216	155,448	135,271	117,094	124,978
Capital Accounts	18,583	18,361	17,531	16,980	15,364
Total Resources	276,216	304,551	272,160	241,253	227,171
Carrying Value Per Share	$12.36	$12.22	$11.66	$11.30	$10.22

DAILY AVERAGES FOR THE YEAR:	2005	2004	2003	2002	2001
Interest-Bearing Deposits in Other Financial Institutions	$18,404	$18,597	$13,416	$11,443	$10,720
Federal Funds Sold	26,940	37,536	42,887	8,217	15,961
Investment Securities	54,598	60,134	57,136	76,760	66,567
Loans	160,496	153,198	124,478	115,529	112,466
Deposits	270,160	260,409	232,984	205,130	196,461
Demand	35,646	34,854	31,386	28,332	23,704
Interest-Bearing Demand	28,127	29,915	22,577	18,434	16,664
Savings (Includes MMDA’s)	51,860	54,565	52,467	44,453	36,397
Time	154,527	141,075	126,554	113,911	119,696
Total Resources	$277,456	$278,361	$251,982	$224,415	$212,667

16

Price Range of Common Stock

	2005		2004		Dividends Per Share
	HIGH	LOW	HIGH	LOW	2005	2004
First Quarter	$20.00	$16.50	$22.50	$17.00	$0.21	$0.21
Second Quarter	20.00	16.50	22.50	17.00	0.21	0.21
Third Quarter	20.00	16.50	21.00	17.00	0.21	0.21
Fourth Quarter	20.00	16.50	22.50	17.00	0.21	0.21

Officers
WORTH HARRIS CARTER, JR	GEORGE E. HUNT, JR.
Chairman of the Board and President	Assistant Vice President and Managing Officer — Boones Mill
DIANNE S. HALL	RHONDA T. JAMES
Senior Vice President and Cashier	Assistant Vice President and Managing Officer — Rocky Mount
WILLIAM WELLS	SHERRY G. YOUNG
Senior Vice President	Assistant Vice President and Managing Officer — 4th Street
DERWIN L. HALL	CHERYL A. ARGESE
Vice President — Commercial Loans	Assistant Cashier and Managing Officer — Westlake
RONALD HOLLAND	TERRY C. HENSON
Vice President and Managing Officer — Forest City	Branch Manager — Bostic
DAN H. JOHNSON	SCOTTIE H. JENKINS
Vice President — Commercial Loans	Branch Manager — Lincolnton
DOUGLAS E. WILLIAMS	SHARLENE P. ROBINSON
Vice President and Managing Officer — West Morganton	Branch Manager — Ferrum
L. V. HALEY Assistant Vice President and Managing Officer — Gretna

Directors

WORTH HARRIS CARTER, JR.

Chairman of the Board and President

WALTER P. KINGERY

Retired

SIDNEY D. MASON

Retired

MARY ALICE RAMSEY

Retired

LEO H. SCOTT

President, Leo H. Scott, Inc.

P.O. Box 309

Rocky Mount, Virginia 24151

(540) 483-0204

Member FDIC

MEMBER FDIC

For additional information contact:

First National Bank

P.O. Box 309

Rocky Mount, Virginia 24151

Telephone: (540) 483-0204

Annex R

OFFICE OF THE COMPTROLLER OF THE CURRENCY

WASHINGTON, D.C. 20219

FORM 10-QSB

☒	QUARTERLY REPORT UNDER SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the quarterly period ended September 30, 2006

OR

☐	TRANSITION REPORT UNDER SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from              to

Commission file number: n/a

FIRST NATIONAL BANK

(Name of registrant as specified in its charter)

National Bank	54-0962185
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

400 Franklin Street Rockv Mount, VA	24151
(Address of principal executive offices)	(Zip Code)

(540) 483-0204

(Registrant’s telephone number, including area code)

n/a

(Former name, former address and former fiscal year, if changed since last report)

Check whether the issuer (1) filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.    Yes  ☒    No  ☐

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).    Yes  ☐    No  ☒

As of November 13, 2006, there were issued and outstanding 1,503,106 shares of the registrant’s common stock.
Transitional Small Business Disclosure Format:    Yes  ☐    No  ☒

1

2

FORWARD-LOOKING STATEMENTS

This report contains statements concerning the Bank’s expectations, plans, objectives, future financial performance and other statements that are not historical facts. These statements may constitute “forward-looking statements” as defined by federal securities laws. In some cases, readers can identify the forward-looking statements by the use of words such as “may,” “ will,” “should,” “could,” “expect,” “plan,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative or other variations of these words, or other comparable words or phrases. These statements may address issues that involve estimates and assumptions made by management, risks and uncertainties, and actual results could differ materially from historical results or those anticipated by such statements. Factors that could have a material adverse effect on the Bank’s operations and future prospects include, but are not limited to, changes in: interest rates; general and local economic conditions; the legislative/regulatory climate; monetary and fiscal policies of the U.S. government, including policies of the U.S. Treasury and the Federal Reserve Board; the quality or composition of loan or investment portfolios; demand for loan products; deposit flows; competition; demand for financial services in our market area and accounting principles, policies and guidelines. These risks and uncertainties should be considered in evaluating the forward-looking statements contained herein, and readers are cautioned not to place undue reliance on such statements, which speak only as of the date of this report.

3

PART I - FINANCIAL INFORMATION

Item 1 - FINANCIAL STATEMENTS

FIRST NATIONAL BANK

STATEMENTS OF CONDITION

(Dollars in Thousands)

	September 30, 2006 (Unaudited)	December 31, 2005
ASSETS
Interest-Bearing Deposits in Other Financial Institutions	$15,633	$19,495
Investment Securities
U. S. Agency Securities	59,275	60,262
Federal Funds Sold	34,350	12,900
Loans	176,018	168,068

Less: Unearned Income	(398)	(436)

Allowance for Loan Losses	(1,920)	(1,829)

Net Loans	173,700	165,803

Earning Assets	282,958	258,460

Cash and Due From Banks	7,780	8,138
Bank Premises and Equipment	4,276	4,146
Real Estate Owned Other Than Bank Premises	2,045	1,929
Investment in Associated Companies	769	769
Other Assets	2,958	2,774

TOTAL ASSETS	$300,786	$276,216

LIABILITIES
Deposits
LIFETIME FREE CHECKING	$36,707	$36,222
Interest-Bearing Demand	22,772	42,702
Regular Passbook Savings	39,849	43,746
Time Deposits
Certificates of Deposit $100,000 or More	51,664	28,625
Other	129,036	103,591

Total Deposits	280,028	254,886
Notes issued to the U. S. Treasury	534	2,102
Other Liabilities	1,435	645

TOTAL LIABILITIES	281,997	257,633

SHAREHOLDERS’ EQUITY
Common Stock, Par Value $1.25 Per Share, Authorized 10,000,000 Shares, 1,503,106 Outstanding in 2006 and 2005	1,879	1,879
Surplus	11,327	11,327
Undivided Profits	5,583	5,377

TOTAL SHAREHOLDERS’ EQUITY	18,789	18,583

TOTAL LIABILITIES AND SHAREHOLDERS EQUITY	$300,786	$276,216

See accompanying notes to unaudited financial statements.

4

FIRST NATIONAL BANK

STATEMENTS OF INCOME

(Dollars in Thousands, except per share data)

	Nine Months Ended September 30,		Three Months Ended September 30,
	2006	2005	2006	2005
	(Unaudited)		(Unaudited)
INTEREST INCOME
Interest and Fees on Loans
Taxable	$7,514	$6,534	$2,525	$2,189
Non-Taxable	598	437	211	150
Interest on Deposits in Other Financial Institutions	554	498	186	165
Interest on Federal Funds Sold	509	621	264	198
Interest and Dividends on Securities
U. S. Agency Securities	1,791	1,519	631	539
Obligations of States and Political Subdivisions	—	16	—	5

TOTAL INTEREST INCOME	10,966	9,625	3,817	3,246

INTEREST EXPENSE
Interest on Time Deposits $100,000 or More	1,250	909	549	311
Interest on Other Deposits	4,585	3,739	1,638	1,241
Interest on Notes Issued to the U. S. Treasury	9	—	4	(1)

TOTAL INTEREST EXPENSE	5,844	4,648	2,191	1,551

NET INTEREST INCOME	5,122	4,977	1,626	1,695
Provision for Loan Losses	72	54	24	18

NET INTEREST INCOME AFTER
PROVISION FOR LOAN LOSSES	5,050	4,923	1,602	1,677

NON-INTEREST INCOME
Service Charges, Commissions and Fees	355	397	108	128
Other Non-Interest Income	152	136	59	45

TOTAL NON-INTEREST INCOME	507	533	167	173

NON-INTEREST EXPENSE
Salaries and Employee Benefits	2,149	2,179	713	720
Occupancy Expense (Net)	552	499	187	170
Operations Center Expense	923	918	310	304

Other Non-Interest Expense	501	404	155	146

TOTAL NON-INTEREST EXPENSE	4,125	4,000	1,365	1,340

INCOME BEFORE INCOME TAXES	1,432	1,456	404	510
Income Tax Expense	280	340	65	120

NET INCOME	$1,152	$1,116	$339	$390

EARNINGS PER COMMON SHARE:
Basic and Diluted	$0.77	$0.74	$0.23	$0.26

Weighted Average Shares Outstanding	1,503,106	1,503,106	1,503,106	1,503,106
Cash Dividends Per Common Shares	$0.63	$0.63	$0.21	$0.21

See accompanying notes to unaudited financial statements.

5

FIRST NATIONAL BANK

STATEMENTS OF CASH FLOWS

(Dollars in Thousands)

	Nine Months Ended September 30,
	2006	2005
	(Unaudited)
Cash Flows From Operating Activities
Net Income	$1,152	$1,116
Adjustments to reconcile net income to net cash provided by operating activities
Provision for Loan Losses	72	54
Depreciation of Bank Premises and Equipment	191	161
Increase (Decrease) in Unearned Income	(38)	(23)
(Increase) Decrease in Other Assets	(184)	(68)
Increase (Decrease) in Other Liabilities	790	315

Net Cash From Operating Activities	1,983	1,555

Cash Flows From Investing Activities
Proceeds from Maturity of Interest Bearing Balances	13,060	13,854
Purchase of Interest Bearing Balances	(9,198)	(11,080)
Payments on Investment Securities	9,987	8,866
Purchase of Investment Securities	(9,000)	(22,500)
Purchase of Bank Premises and Equipment	(321)	(247)
Net (Increase) Decrease in Short-Term Loans Outstanding, Net	(4,680)	(7,145)
Longer-Term Loans Originated or Purchased	(13,053)	(14,010)
Principal Collected on Longer-Term Loans	9,802	19,762
(Increase) Decrease in Other Real Estate	(116)	182

Net Cash From Investing Activities	(3,519)	(12,318)

Cash Flows from Financing Activities
Increase in Demand and Savings Accounts	(23,342)	(23,411)
Proceeds from Sale of Time Deposits	106,329	64,952
Payments for Matured Time Deposits	(57,845)	(82,581)
Cash Dividends	(946)	(947)
Net Increase (Decrease) in Notes issued to the U. S. Treasury	(1,568)	343

Net Cash From Financing Activities	22,628	(41,644)

Net Decrease in Cash and Cash Equivalents	21,092	(52,407)
Cash and Cash Equivalents at Beginning of Year	21,038	73,164

Cash and Cash Equivalents at End of Period	$42,130	$20,757

Cash and Cash Equivalents Include:
Cash and Due From Banks	$7,780	$8,157
Federal Funds Sold	34,350	12,600

Total Cash and Cash Equivalents at Period End	$42,130	$20,757

Supplementary Data:
Cash Interest Paid	$5,014	$4,239
Cash Paid for Taxes	280	340

See accompanying notes to unaudited financial statements.

6

FIRST NATIONAL BANK

STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY

(Dollars in Thousands)

	Common Stock		Surplus	Undivided Profits
	Shares	Par Value
Balances, December 31, 2005	1,503,106	$1,879	$11,327	$5,377

Net Income	—	—	—	1,152

Cash Dividends	—	—	—	(946)

Balances, September 30, 2006 (Unaudited)	1,503,106	$1,879	$11,327	$5,583

NOTES TO UNAUDITED FINANCIAL STATEMENTS

The unaudited interim financial statements of the Bank are prepared in conformity with accounting principles generally accepted in the United States of America and the instructions to Securities and Exchange Commission’s Form 10-QSB. In the opinion of management, all adjustments (consisting only of normal recurring adjustments) necessary for a fair presentation of the financial position and results of operations for the periods presented have been included. The financial statements should be read in conjunction with the financial statements and notes contained in the Bank’s Annual Report on Form 10-KSB for the year ended December 31, 2005. The results for the six months ended September 30, 2006 are not necessarily indicative of the results for the entire fiscal year ending December 31,2006.

Certain reclassifications have been made to the prior year financial statements to conform to the 2006 presentation. These reclassifications had no effect on previously reported net income.

Note 1 - INVESTMENT SECURITIES

(Dollars in Thousands)

The Bank has the ability and intent to carry the investments noted with an unrealized loss to the final maturity of the instrument and considers these investments not other-than-temporarily impaired.

The following table sets forth a summary of the investment securities portfolio as of the periods indicated:

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Market Value
September 30, 2006 (Unaudited)

U. S. Agency Securities	$59,275	$15	$617	$58,673

Total Securities	$59,275	$15	$617	$58,673

December 31, 2005

U. S. Agency Securities	$60,262	$14	$764	$59,512

Total Securities	$60,262	$14	$764	$59,512

7

Note 2 - LOANS

(Dollars in Thousands)

The composition of the loan portfolio by dollar amount is shown in the table below:

	September 30, 2006 (Unaudited)	December 31, 2005
Secured by real estate
Construction Loans	$12,507	$10,763
Secured by farmland (including farm residential and other improvements)	3,597	3,729
Secured by 1-4 family residential properties	28,750	25,255
Secured by multi-family residential properties	9,365	9,216
Secured by non-farm residential property	77,766	77,853
Loans to finance agricultural production and other loans to farmers	580	508
Commercial and industrial loans	14,815	13,805
Loans to individuals for household, family and other personal expenditures	6,842	7,721
Obligations (other than securities) of states and political subdivisions	21,796	19,218
Less: Unearned Income	(398)	(436)

Total loans and leases	$175,620	$167,632

Note 3 - ALLOWANCE FOR LOAN LOSSES

(Dollars in Thousands)

The allowance for loan losses is an estimate of losses inherent in the loan portfolio as determined by management taking into consideration historical loan loss experience, diversification of the loan portfolio, amounts of secured and unsecured loans, banking industry standards and averages, and general economic conditions. Ultimate losses may vary from current estimates. These estimates are reviewed periodically and as adjustments become necessary, they are reported in earnings in the periods which they become reasonably estimable.

The following table summarizes the activity in the allowance for loan losses in the periods presented:

	September 30, 2006 (Unaudited)	December 31, 2005
Balance Beginning of Period	$1,829	$1,994
Provision for Loan Losses	72	120
Charge-Offs, Net of (Recoveries):
Real Estate Loans	(80)	108
Installment Loans	29	35
Commercial Loans	32	142

Total Net Loan Losses	(19)	285

Balance End of Period	$1,920	$1,829

8

Note 4 - NONPERFORMING ASSETS AND DELINQUENT LOANS

(Dollars in Thousands)

	September 30, 2006 (Unaudited)	December 31, 2005
Nonaccrual Loans
Real Estate	$4,322	$4,321
Installment	—	18
Commercial	—	—

Total Nonaccrual Loans	4,322	4,339
Foreclosed Properties	2,045

Total Nonperforming Assets	$6,367	$4,339

Loans 90 Days or More Past Due and Still Accruing
Real Estate	$—	$40
Installment	4	1
Commercial	—	2

Total Loans 90 Days or More Past Due	$4	$43

Item 2 - MANAGEMENT’S DISCUSSION AND ANALYSIS

The Bank

Incorporated in 1974 as a national banking association with its main office in Rocky Mount, Virginia, the Bank operates under a national charter and provides full banking services. As a national bank, the Bank is subject to regulation by the Comptroller of the Currency, the Federal Deposit Insurance Corporation and the Board of Governors of the Federal Reserve System. The Bank generates commercial (including agricultural), mortgage and consumer loans and receives deposits from customers located primarily in the areas surrounding the Bank’s offices, which are located in Franklin County and the northern portion of Pittsylvania County in Virginia under the name “First National Bank” and Burke, Caldwell, Catawba, Cleveland and Rutherford Counties in North Carolina under the “Carolina National Bank” name. At September 30, 2006, the Bank had $300 million in assets, $174 million in net loans, $280 million in deposits and $18.8 million in total shareholders’ equity.

Proposed Reorganization and Merger

On July 28, 2006, the Bank entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Blue Ridge Bank, N.A., Central National Bank, Community National Bank, First National Exchange Bank, Mountain National Bank, Patrick Henry National Bank, Patriot Bank, National Association, Peoples National Bank, and Shenandoah National Bank (together with the Bank, the “Banks”) and Carter Bank & Trust, a new Virginia chartered bank that will be headquartered in Martinsville, Virginia. The Merger Agreement sets forth the terms and conditions pursuant to which the Banks will reorganize by merging into Carter Bank & Trust (the “Merger”).

All officers and employees of the existing Banks will remain unchanged as a result of the Merger. Worth Harris Carter, Jr. is currently Chairman of the Board and President of each of the Banks and will serve as Chairman of the Board and President of Carter Bank & Trust. Under the terms of the Merger Agreement, shareholders of each of the Banks will receive a certain number of shares in Carter Bank & Trust in exchange for each share held in the existing Banks as follows: each share of Blue Ridge Bank: 2.474 shares; each share of Central National Bank: 5.470 shares; each share of Community National Bank: 4.350 shares; each share of First National Bank: 1.613 shares; each share

9

of First National Exchange Bank: 4.509 shares; each share of Mountain National Bank: 3.981 shares; each share of Patrick Henry National Bank: 1.112 shares; each share of Patriot Bank: 5.775 shares; each share of Peoples National Bank: 1.945 shares; and each share of Shenandoah National Bank: 3.461 shares.

Consummation of the Merger is subject to a number of customary conditions including (i) the approval of the Merger by the shareholders of each of the Banks and Carter Bank & Trust and (ii) the receipt of all required regulatory approvals, including approval by the Virginia State Corporation Commission and the Federal Deposit Insurance Corporation. The Merger is expected to be completed in the fourth quarter of 2006 and will be accounted for using the purchase method of accounting.

Critical Accounting Policies

The accounting and reporting policies of the Bank conform to generally accepted accounting principles (GAAP) in the United States of America and to general practices within the banking industry. The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. We believe the most significant of these estimates involves the allowance for loan losses because of its potential impact on our overall performance. We have described our policies in this area below. A summary of the Bank’s significant accounting policies can be found in the Notes to the Financial Statements included in the Bank’s 2005 Annual Report on Form 10KSB.

In general, determining the amount of the allowance for loan losses requires significant judgment and the use of estimates by management allowing for losses inherent to the loan portfolio. The Bank maintains an allowance for loan losses to absorb probable losses in the loan portfolio based on a quarterly analysis of the portfolio. This analysis determines an appropriate level of the allowance for loan losses by considering factors affecting loan losses, including specific losses, levels and trends in impaired and non-performing loans, historical loan loss experience, current economic conditions, volume, growth and composition of the portfolio, and other relevant factors. The Bank records a provision for loan losses to maintain the allowance at an adequate level. The provision expense could increase or decrease each quarter based upon the results of management’s formal analysis.

The amount of the allowance represents management’s estimate of expected losses from existing loans based upon specific allocations for individual lending relationships and historical loss experience. The allowance for loan losses related to impaired loans is based on discounted cash flows using the loan’s initial effective interest rate or the fair value of the collateral for certain collateral dependent loans. This evaluation requires management to make estimates of the amounts and timing of future cash flows on impaired loans, which consists primarily of nonaccrual and restructured loans. Actual losses for these loans can vary significantly from these estimates.

Investment securities are stated at cost, adjusted for amortization of premiums and accretion of discounts, and computed by the interest method. The Bank has positive intent and ability to hold these securities until maturity. Gains and losses on sales, if any, of securities are based upon the adjusted cost of the specific securities sold. If any of the securities are not held to maturity, the classification of the entire portfolio could change to available for sale. This could require fair value accounting for not just the tainted securities but the entire portfolio, and possibly, the recognition of unrealized losses as other than temporary in the income statement.

Real estate properties acquired through or in lieu of loan foreclosure are initially recorded at the lower of the Bank’s carrying amount or fair value less estimated selling cost at the date of foreclosure. Any write-downs based on the asset’s fair value at the date of acquisition are charged to the allowance for loan losses. After foreclosure, these assets are carried at the lower of their new cost basis or fair value less cost to sell. Costs of significant property improvements are capitalized, whereas costs relating to holding property are expensed. The portion of interest costs relating to development of real estate is capitalized. Valuations are periodically performed by management, and any write-downs are recorded as a charge to operations, if necessary, to reduce the carrying value of a property to the lower of its carrying value or fair value less cost to sell. The fair value of other real estate owned, including related selling costs, is an estimate that may change in the near term. If estimates change that decrease the expected fair value of the property, the recognition of this loss is reflected in the income statement for the period the estimate changes.

10

Overview

Net income for the first nine months of 2006 equaled $1,152,000, or $0.77 per share, compared to $1,116,000, or $0.74 per share, for 2005. On an annualized basis, this represents a return on average assets of 0.55% and return on average equity of 8% compared to 0.53% and 8%, respectively, for last year.

Deposits have increased $25 million since the end of the year. LIFETIME FREE CHECKING and certificates of deposit increased, while all other categories decreased. The decrease in these categories was mainly due to funds being moved from short term accounts into longer term certificates of deposits.

The Bank has reduced short-term investments while increasing higher yielding loans $7.9 million. This had a positive impact on earnings as our net interest income increased $145,000. As a result net income was up $36,000 or 3%. As interest rates continue to increase, we expect our net interest margins to widen and our earnings are expected to increase.

Total Liabilities at September 30, 2006 were $281,997,000, up from $257,633,000 at December 31, 2005.

Total Shareholders’ Equity at September 30, 2006 was $18,789,000. At December 31, 2005, total Shareholders’ Equity was $18,583,000.

Results of Operations

Net Interest Income. Net Interest Income is our largest source of revenue. Net interest income increased $145,000 compared to the same period last year.

The following table details the average balances and cost and yield data for the earning assets and interest-bearing liabilities:

	For the Nine Months Ended
	September 30, 2006			September 30, 2006
	(Unaudited
Asset/Liability	Average Balance	Income/ Expense	Yield/ Cost	Average Balance	Income/ Expense	Yield/ Cost	Increase (Decrease)
Real Estate Loans	$130,029	$5,912	6.06%	$123,323	$5,377	5.81%	$535
Installment Loans	6,838	401	7.82%	6,945	437	8.39%	(36)
Commercial Loans	37,865	1,799	6.33%	32,658	1,157	4.72%	642

Total Loans-Net of Unearned Income	174,732	8,112	6.19%	162,926	6,971	5.70%	1,141
Interest-Bearing Deposits in Other Financial Institutions	15,329	554	4.82%	20,587	498	3.23%	56
Investment Securities	58,932	1,791	4.05%	56,449	1,535	3.63%	256
Federal Funds Sold	19,899	509	3.41%	17,045	621	4.86%	(112)

Total Earning Assets	268,892	10,966	5.44%	257,007	9,625	4.99%	1,341

Interest-Bearing Transaction Accounts	19,173	514	3.57%	21,872	323	1.97%	191
Savings Deposits (Including MMDAs)	44,504	636	1.91%	51,641	677	1.75%	(41)
Certificates of Deposit Over $100,000	42,722	1,250	3.90%	31,996	909	3.79%	341
Other Certificates of Deposits	121,179	3,435	3.78%	110,774	2,734	3.29%	701

Total Deposits	227,578	5,835	3.42%	216,283	4,643	2.86%	1,192
Notes issued to the U. S. Treasury	260	9	4.62%	271	5	2.46%	4
Total Interest-Bearing Liabilities	$227,838	$5,844	3.42%	$216,554	$4,648	2.86%	$1,196

Net Interest Income	$5,122	2.54%			$4,977	2.58%	$145

11

Allowance and Provision for Loan Losses. The Allowance for Loan Losses represents management’s estimation of the amount necessary to absorb future losses in the loan portfolio. On the Statement of Condition, the Allowance for Loan Losses is deducted from Total Loans so that the net amount shown represents the estimated realizable total loans. The Provision for Loan Losses is the amount charged to expense to maintain the Allowance at an adequate level.

The Allowance for Loan Losses was $1,920,000, or 1% of total loans outstanding, at September 30, 2006. In the view of management, the Allowance for Loan Losses is adequate to meet the loss contingency based on experience factors and a review of the loan portfolio.

The Provision for Loan Loss was $72,000 for the nine months ended September 30, 2006 and $54,000 for 2005. See Note 3 - Allowance for Loan Losses and Note 4 – Nonperforming Assets and Delinquent Loans – to the financial statements for additional information.

Non-Interest Income. Non-Interest Income decreased $26,000, or 5%, for the nine month period ended September 30, 2006, compared to the same period of 2005. The largest source of non-interest income is Service Charges, Commissions and Fees, which decreased from $397,000 at September 30, 2005 to $355,000 at September 30, 2006.

Non-Interest Expense. Non-Interest Expense increased $125,000 or 3%, for the nine month period ended September 30, 2006, compared to the same period of 2005.

Income Taxes. The Bank recorded $280,000 in income tax expense in the third quarter of 2006, as compared to $340,000 in 2005. The effective income tax rate declined between the periods, due to a higher percentage of tax exempt income to pretax accounting income in the current period.

Analysis of Financial Condition

Investments. U. S. Agency Securities investments have decreased $3.9 million compared to December 31, 2005. This decrease funded the increase in loans.

Loans. Loans increased $7.9 million, or 5%, compared to December 31, 2005. The increase took place primarily in the real estate segment of the portfolio. Real estate secured loans made up approximately 75% of total loans at September 30, 2006.

Non-Performing Assets and Impaired Loans. Non-performing assets, which consist of nonaccrual loans and foreclosed properties, were $6,367,000 at September 30, 2006 and $6,268,000 at December 31, 2005. Nonaccrual Loans equaled $4,322,000 at September 30, 2006 and $4,339,000 at December 31, 2005. The nonaccrual loans include a portion of loans considered to be impaired at quarter end, September 30, 2006 and year end, December 31, 2005. Foreclosed Properties equaled $2,045,000 at September 30, 2006 and $1,929,000 at December 31, 2005.

Nonaccrual loans are those loans contractually past due 90 days or more on which no interest is being accrued. Other real estate owned consists of real estate acquired through foreclosure. These properties are reviewed quarterly and reduced to an estimated realizable value at that time.

Deposits. Total deposits have increased $25 million, or 9%, compared to December 31, 2005. Increases occurred in LIFETIME FREE CHECKING and certificates of deposit. All other categories decreased.

Capital. The federal regulatory agencies use risk-based capital ratios to analyze the adequacy of a bank’s capital. These ratios weigh bank assets from 0% to 100%, depending upon the risks inherent in each type of asset. The Bank continues to meet all requirements for a well-capitalized bank as defined by the regulatory agencies.

12

The Following table presents the key risk-based capital ratios for the periods indicated:

	September 30, 2006	December 31, 2005
Tier 1 Ratio	10.39%	10.80%
Total Risk-Based Capital Ratio	11.45%	11.86%
Leverage Ratio	6.61%	7.04%

Shareholders’ Equity was $18,789,000 at September 30,2006 compared to $18,583,000 at December 31, 2005.

Liquidity. Liquidity is our ability to fund both loans and investments in the normal course of business and to provide adequate protection for unexpected deposit withdrawals or other demands for funds without incurring a significant negative impact on profitability. Our primary source of day-to-day liquidity lies in the combination of cash, deposit balances, checks in process of collection, deposit growth and federal funds sold. Federal funds are excess funds that are sold to other banks, generally on a one-day basis. Normal funds from the repayment of loans and investments augment these funds.

Our secondary source of liquidity lies in our investments and deposits in other financial institutions. While our investments are categorized as held-to-maturity, they consist primarily of short-term U. S. Agency Securities that are readily marketable. The majority of our investment securities mature in five years or less. Interest-bearing deposits in other financial institutions generally mature in two years or less and the volume of this investment decreased for the first nine months.

Off-Balance Sheet Arrangements. Commitments to extend credit, which amounted to $2,614,000 at September 30, 2006 and $2,471,000 at December 31,2005, respectively, represent agreements to lend to customers with fixed expiration dates or other termination clauses. Since many of the commitments are expected to expire without being funded, the total commitment amounts do not necessarily represent future liquidity requirements. Standby letters of credit are conditional commitments issued by the Bank guaranteeing the performance of a customer to a third party. Those guarantees are primarily issued to support public and private borrowing arrangements. The Bank had outstanding letters of credit in the amount of $1,534,000 at September 30, 2006 and $974,000 at December 31, 2005.

Recent Accounting Pronouncements. In June 2005, the FASB issued Statement No. 154, “Accounting Changes and Error Corrections”, which replaces APB Opinion No. 20, “Accounting Changes” and FASB Statement No. 3, “Reporting Accounting Changes in Interim Financial Statements.” Statement No., 154 requires that a voluntary change in accounting principle be applied retrospectively with all prior period financial statements presented on the new accounting principle. Statement No. 154 also requires that a change in method of depreciating or amortizing a long-lived non-financial asset be accounted for prospectively as a change in estimate, and correction of errors in previously issued financial statements should be termed a “restatement.” Statement No. 154 is effective for accounting changes and correction of errors made in fiscal years beginning after December 15, 2005. Management does not expect this accounting pronouncement to have a material impact on the financial statements.

Item 3 - CONTROLS AND PROCEDURES

The Bank maintains a system of disclosure controls and procedures that is designed to ensure that material information is accumulated and communicated to management, including the Bank’s president (who is the Bank’s principal executive officer and principal financial officer), as appropriate to allow timely decisions regarding required disclosure. As required, management, with the participation of the Bank’s president, evaluated the effectiveness of the design and operation of the Bank’s disclosure controls and procedures as of the end of the period covered by this report. Based on this evaluation, the Bank’s president concluded that the Bank’s disclosure controls and procedures were operating effectively to ensure that information required to be disclosed by the Bank in reports that it files or submits under the Securities Exchange Act of 1934, as amended, is recorded, processed, summarized, and reported within the time periods specified in the rules and forms of the SEC.

13

Because of the inherent limitations in all control systems, no evaluation of controls can provide absolute assurance that the Bank’s disclosure controls and procedures will detect or uncover every situation involving the failure of persons within the Bank to disclose material information otherwise required to be set forth in the Bank’s periodic reports.

The Bank’s management is also responsible for establishing and maintaining adequate internal control over financial reporting to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. There were no changes in the Bank’s internal control over financial reporting during the Bank’s quarter ended September 30, 2006 that have materially affected, or are reasonably likely to materially affect, the Bank’s internal control over financial reporting.

PART II - OTHER INFORMATION

Item 1 - LEGAL PROCEEDINGS.

There are no material pending legal proceedings to which the Bank is a party or to which the property of the Bank is subject.

Item 2 - UNREGISTERED SALES OF EQUITY SECURITIES AND USE OF PROCEEDS.

None.

Item 3 - DEFAULTS UPON SENIOR SECURITIES.

None.

Item 4 - SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

Item 5 - OTHER INFORMATION

None.

Item 6 - EXHIBITS AND REPORTS ON FORM 8-K

Exhibits:

2.1	Agreement and Plan of Merger, dated as of July 28, 2006, by and among Blue Ridge Bank, N.A., Central National Bank, Community National Bank, First National Bank, First National Exchange Bank, Mountain National Bank, Patrick Henry National Bank, Patriot Bank, National Association, Peoples National Bank, Shenandoah National Bank and Carter Bank & Trust (incorporated by reference to Exhibit 2.1 to Form 8-K filed with the Office of the Comptroller of the Currency on July 3 1,2006).

3.1	Articles of Association (filed with the Office of the Comptroller of the Currency prior to the opening of the Bank)

3.2	Amended and Restated Bylaws (as amended and restated through February 23, 2005) (incorporated by reference to Exhibit 3.2 to Form 8-K filed with the Office of the Comptroller of the Currency on February 23, 2005)

31	Certification by principal executive officer and principal financial officer pursuant to Rule 13a-14(a)

32	Certification of principal executive officer and principal financial officer pursuant to 18 U.S.C. § 1350

14

SIGNATURES

In accordance with the requirements of the Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FIRST NATIONAL BANK

Date: November 13, 2006
Worth Harris Carter, Jr.
Chairman of the Board and President
(principal executive officer and principal financial officer)

15

Exhibit 31

CERTIFICATION

I, Worth Harris Carter, Jr., certify that:

1.	I have reviewed this annual report on Form 10-QSB of First National Bank;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.	Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.	I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and have:

(a)	Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under my supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to me by others within those entities, particularly during the period in which this report is being prepared;

(b)	Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report my conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(c)	Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter (the registrant’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.	I have disclosed, based on my most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

(a)	All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

(b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date: November 13, 2006
Worth Harris Carter, Jr.
Chairman of the Board and President
(principal executive officer and principal financial officer)

16

Exhibit 32

CERTIFICATION OF

PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350)

The undersigned, as the principal executive officer and principal financial officer of First National Bank, certifies that, to the best of his knowledge and belief, the Quarterly Report on Form 10-QSB for the period ended September 30, 2006 which accompanies this certification fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of First National Bank at the dates and for the periods indicated. The foregoing certification is made pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350) and shall not be relied upon for any other purpose. The undersigned expressly disclaims any obligation to update the foregoing certification except as required by law.

Date: November 13, 2006
Worth Harris Carter, Jr.
Chairman of the Board and President
(principal executive officer and principal financial officer)

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Annex S

OFFICE OF THE COMPTROLLER OF THE CURRENCY

WASHINGTON, D.C. 20552

FORM 10-KSB

☒	ANNUAL REPORT UNDER SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the fiscal year ended December 31, 2005

OR

☐	TRANSITION REPORT UNDER SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from              to

Commission File Number: n/a

FIRST NATIONAL EXCHANGE BANK

(Name of small business issuer in its charter)

National Bank	54-1888304
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1722 Hershberger Road Roanoke, VA	24012
(Address of principal executive offices)	(Zip Code)

Issuer’s telephone number: (540)563-0095

Securities registered under Section 12(b) of the Exchange Act: None

Securities registered under Section 12(g) of the Exchange Act: None

Check whether the issuer is not required to file reports pursuant to Section 13 or 15(d) of the Exchange Act.    Yes  ☐    No  ☒

Check whether the issuer (1) filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.    Yes  ☒    No  ☐

Check if there is no disclosure of delinquent filers in response to Item 405 of Regulation S-B contained in this form, and no disclosure will be contained, to the best of registrant’s knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-KSB or any amendment to this Form 10-KSB.  ☒

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).    Yes  ☐    No  ☒

The issuer’s revenues for the fiscal year ended December 31, 2005 were $ 11,353,000.

The aggregate market value of the issuer’s common stock held by nonaffiliates as of March 22, 2006 was $12,570,000.

As of March 22, 2006, there were issued and outstanding 492,329 shares of the issuer’s common stock.

DOCUMENTS INCORPORATED BY REFERENCE

Portions of the 2005 Annual Report to Shareholders are incorporated by reference in Part II of this report, which is attached hereto as Exhibit 13.

Transitional Small Business Disclosure Format: Yes  ☐    No  ☒

First National Exchange Bank

2005 ANNUAL REPORT ON FORM 10-KSB

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FORWARD–LOOKING STATEMENTS

This report contains statements concerning the Bank’s expectations, plans, objectives, future financial performance and other statements that are not historical facts. These statements may constitute “forward-looking statements” as defined by federal securities laws. In some cases, readers can identify the forward-looking statements by the use of words such as “may,” “ will,” “should,” “could,” “expect,” “plan,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative or other variations of these words, or other comparable words or phrases. These statements may address issues that involve estimates and assumptions made by management, risks and uncertainties, and actual results could differ materially from historical results or those anticipated by such statements. Factors that could have a material adverse effect on the Bank’s operations and future prospects include, but are not limited to, changes in: interest rates; general and local economic conditions; the legislative/regulatory climate; monetary and fiscal policies of the U.S. government, including policies of the U.S. Treasury and the Federal Reserve Board; the quality or composition of loan or investment portfolios; demand for loan products; deposit flows; competition; demand for financial services in our market area and accounting principles, policies and guidelines. These risks and uncertainties should be considered in evaluating the forward-looking statements contained herein, and readers are cautioned not to place undue reliance on such statements, which speak only as of the date of this report.

PART I

ITEM 1.	DESCRIPTION OF BUSINESS.

General

The Bank opened for business as a National Banking Association on May 1, 1998 in the Roanoke Valley and was created through the spin-off of the assets, liabilities and related capital from four offices of First National Bank in Rocky Mount, Virginia.

The Bank is a full service community bank that provides an array of financial products and services to its customers, including a variety of interest-bearing and non-interest bearing demand deposit accounts; savings and money market accounts; certificates of deposit; commercial, installment, and real estate mortgage loans (commercial and residential); and safe deposit rental facilities. The Bank also sells travelers checks, money orders and cashier’s checks.

At December 31, 2005, the Bank had 94 full-time and 5 part-time employees, $210 million in assets, $123 million in net loans, $190 million in deposits and $19.5 million in total shareholders’ equity.

Market Area

The Bank’s primary service area currently consists of Roanoke Valley, including the cities of Roanoke and Salem and the County of Roanoke, and Bedford, Botetourt, and Craig Counties in Virginia offices within this primary service area. The Bank expanded into Bath County in 2005 with the opening of a new office in Hot Springs, Virginia. The Bank conducts a general commercial banking business in its service area, and focuses on serving the banking needs of small-to-medium sized businesses, professional concerns and individuals.

Goals and Strategy

The Bank’s goal is to become a leading financial institution in its market area by opening new offices and providing a full array of banking services. Management believes that the on-going consolidation of the banking industry has created an opportunity for community-based lenders like the Bank that emphasize retail lending and superior customer service. The Bank’s business strategy is to target individuals, businesses and professionals in the area for loans, deposits, and other financial services and to explore selected opportunities to establish branches in areas that demographically compliment the Bank’s existing customer base.

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Deposits and Loan Products

The Bank offers a full range of deposit services including LIFETIME FREE CHECKING, NOW accounts, savings accounts, retirement accounts and other deposits of various types, ranging from money market accounts to longer-term certificates of deposit. The transaction accounts and time certificates are tailored to the Bank’s principal market at competitive rates. All deposit accounts are insured by the Federal Deposit Insurance Corporation (“FDIC”) up to the maximum amount allowed by law (generally $100,000 per depositor subject to aggregation rules). The Bank solicits these accounts from individuals, businesses, associations, organizations, and governmental entities.

The Bank also offers a full range of commercial and personal loans. Commercial loans include both secured and unsecured loans. Consumer loans include secured and unsecured loans for financing automobiles, home improvements, education and personal investments. The Bank also makes real estate construction and acquisition loans and originates and holds fixed and variable rate mortgage loans.

The Bank’s lending activities are subject to a variety of lending limits imposed by federal law. While differing limits apply in certain circumstances based on the type of loan or the nature of the borrower (including the borrower’s relationship to the Bank), in general the Bank is subject to a loan-to-one borrower limit of an amount equal to 15% of the Bank’s unimpaired capital and surplus. The Bank may not make loans to any director, officer, employee or 10% shareholder of the Bank unless the loan is approved by the Board of Directors and is made on terms not more favorable than are made available to a person not affiliated with the Bank.

Other bank services include travelers checks, direct deposit of payroll and social security checks, and automated drafts for various accounts. The Bank has no current plans to exercise trust powers.

Bank Lending Practices

The Bank’s lending efforts are directed to making loans to individuals and businesses in its market area. The Bank has both purchased and sold participation loans with other banks in the past and may do so in the future. The Bank believes that its lending and credit policies are conservative.

The Bank’s primary lending program has been the origination of loans secured by real estate. The Bank evaluates both the borrower’s ability to make principal and interest payments and the value of the property that will secure the loan.

Residential mortgage loans generally are made on the basis of the borrower’s ability to make repayment from employment and other income and are secured by real estate that can be readily valued. The Bank offers both adjustable-rate and fixed-rate loans.

In contrast, commercial real estate loans typically are made on the basis of the borrower’s ability to make repayment from cash flow from its business and are secured by business properties. The Bank’s primary non-residential real estate loan products have rates that are fixed for three to five years and then become adjustable. Commercial loans typically involve larger loan balances concentrated with single borrowers or groups of related borrowers.

The Bank also makes consumer loans, including unsecured personal loans, automobile loans, deposit account loans, installment loans and time loans. The Bank’s primary consideration when making such consumer loans is the customer’s ability to repay the loan. Consumer loans generally warrant higher interest rates and fees, but such loans, particularly unsecured consumer loans, also may entail greater risk than residential mortgage loans. Even when a loan is secured, repossessed collateral for a defaulted consumer loan may not provide an adequate source of repayment. Consumer loan collections are dependent on the borrower’s continuing financial stability, and are more likely to be affected adversely by job loss, divorce, illness, or personal bankruptcy. Various federal and state laws, including bankruptcy and insolvency laws, may limit the amount that can be recovered on such loans and such loans may give rise to claims and defenses by a consumer loan borrower.

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The Bank also makes commercial loans to qualified small businesses in its market area. Commercial business loans generally have a higher degree of risk than mortgage loans, but have commensurately higher yields. To manage these risks, the Bank generally secures appropriate collateral and carefully monitors the financial condition of its business borrowers.

Competition

Federal and state legislative changes have significantly increased competition among financial institutions, and current trends towards additional deregulation may be expected to increase competition even further. In its market area, the Bank competes with nationwide, statewide and local banking institutions, credit unions, thrift institutions, money market funds, consumer finance companies, and other financial service organizations. Many of the financial organizations competing with the Bank have greater financial resources than the Bank. Many of these financial organizations also have greater geographic coverage and some offer bank and bank-related services that the Bank does not offer.

Supervision and Regulation

Financial institutions are extensively regulated under federal and state law. Consequently, the growth and earnings performance of the Bank can be affected not only by management decisions and general economic conditions, but also by the statutes administered by, and the regulations and policies of, various governmental regulatory authorities including, but not limited to, the Office of the Comptroller of the Currency (“OCC”), the Federal Reserve Board (“FRB”), the FDIC, the Internal Revenue Service, federal and state taxing authorities, and the Securities and Exchange Commission. The effect of such statutes, regulations and policies can be significant, and cannot be predicted with a high degree of certainty.

Federal and state laws and regulations generally applicable to financial institutions regulate, among other things, the scope of business, investments, reserves against deposits, capital levels relative to operations, the nature and amount of collateral for loans, the establishment of branches, mergers, consolidations and dividends. The system of supervision and regulation applicable to the Bank establishes a comprehensive framework for their respective operations and is intended primarily for the protection of the FDIC’s deposit insurance funds and the depositors, rather than the shareholders, of the Bank.

The following references to material statutes and regulations affecting the Bank are brief summaries thereof and do not purport to be complete, and are qualified in their entirety by reference to such statutes and regulations. Any change in applicable law or regulations may have a material effect on the business of the Bank.

Finally, the Bank is subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended, including but not limited to, filing annual, quarterly and other current reports with the OCC.

Regulatory Capital Requirements

All financial institutions are required to maintain minimum levels of regulatory capital. The OCC has established risk-based and leveraged capital standards for the financial institutions they regulate. The OCC also may impose capital requirements in excess of these standards on a case-by-case basis for various reasons, including financial condition or actual or anticipated growth. Under the risk-based capital requirements, the Bank is required to maintain a minimum ratio of total capital to risk-weighted assets of at least 8%. At least half of the total capital is required to be “Tier 1 capital,” which consists principally of common and certain qualifying preferred shareholders’ equity, less certain intangibles and other adjustments. The remainder, “Tier 2 capital,” consists of a limited amount of subordinated and other qualifying debt (including certain hybrid capital instruments) and a limited amount of the general loan loss reserve.

In addition, the federal regulatory agencies have established a minimum leveraged capital ratio (Tier 1 capital to period end total assets). These guidelines provide for a minimum leveraged capital ratio of 4%. The guidelines also provide that banking organizations experiencing internal growth or making acquisitions will be expected to maintain strong capital positions substantially above the minimum supervisory levels, without significant reliance on intangible assets.

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As of December 31, 2005 and 2004, the Bank qualified as a “well capitalized” institution (see Note 16 to the Financial Statements).

Insurance of Accounts, Assessments and Regulation by the FD1C

The Bank is a member of the Bank Insurance Fund (“BIF”) of the FDIC. As a BIF insured institution, the Bank is subject to FDIC rules and regulations as administrator of the BIF. The Bank’s deposits are insured up to $100,000 per insured depositor, as defined by law and regulation. As insurer, the FDIC is authorized to conduct examinations of and to require reporting by BIF institutions. The actual assessment to be paid by each BIF member is based on the institution’s assessment risk classification and whether the institution is considered by its supervisory agency to be financially sound or to have supervisory concerns.

Under the FDIC’s risk-based insurance system, BIF-insured institutions are currently assessed premiums of between zero and twenty seven cents per $100 of eligible deposits, depending on the institution’s capital position and other supervisory facts. Congress has enacted legislation that, among other things, provides for assessments against BIF-insured institutions that will be used to pay certain Financing Corporation (“FICO”) obligations.

The FDIC is authorized to prohibit any BIF-insured institution from engaging in any activity that the FDIC determines by regulation or order to pose a serious threat to the insurance fund. Also, the FDIC may initiate enforcement actions against banks after first giving the institution’s primary regulatory authority an opportunity to take such action. The FDIC may terminate the deposit insurance of any depository institution, including the Bank, if it determines, after a hearing, that the institution has engaged or is engaging in unsafe or unsound practices, is in an unsafe or unsound condition to continue operations, or has violated any applicable law, regulation, order or any condition imposed in writing by the FDIC. It also may suspend deposit insurance temporarily during the hearing process for the permanent termination of insurance, if the institution has no tangible capital. If deposit insurance is terminated, the deposits at the institution at the time of termination, less subsequent withdrawals, shall continue to be insured for a period from six months to two years, as determined by the FDIC. Management is aware of no existing circumstances that could result in termination of the Bank’s deposit insurance.

Other Safety and Soundness Regulations

The federal banking agencies have broad powers under current federal law to take prompt corrective action to resolve problems of insured depository institutions. The extent of these powers depends upon whether the institutions in question are “well capitalized,” “adequately capitalized,” “undercapitalized,” “significantly undercapitalized” or “critically undercapitalized,” as such terms are defined under uniform regulations issued by each of the federal banking agencies.

Community Reinvestment

The requirements of the Community Reinvestment Act (“CRA”) affect the Bank. The CRA imposes on financial institutions an affirmative obligation to help meet the credit needs of their local communities, including low- and moderate-income neighborhoods, consistent with the safe and sound operation of those institutions. Each financial institution’s efforts in helping meet community credit needs currently are evaluated as part of the examination process pursuant to a new regulation recently adopted by the banking regulatory agencies. Under the new regulation a financial institution’s efforts in helping meet its community’s credit needs are evaluated, based on the particular institution’s Total Assets, according to a lending test, a community development test in addition to the lending test, or the three-pronged (lending, investment and service) test, all of which replace the twelve assessment factors used previously. The grade received by a bank is considered in evaluating mergers, acquisitions and applications to open a branch or facility. To the best knowledge of the Bank, it is meeting its obligations under the CRA.

Effect of Governmental Monetary Policies

As with other financial institutions, the earnings of the Bank are affected by general economic conditions as well as by the monetary policies of the Federal Reserve Board. Such policies, which include regulating the national supply of bank

6

reserves and bank credit, can have a major effect upon the source and cost of funds and the rates of return earned on loans and investments. The Federal Reserve System exerts a substantial influence on interest rates and credit conditions, primarily through establishing target rates for federal funds, open market operations in U.S. Government securities, varying the discount rate on member bank borrowings and setting cash reserve requirements against deposits. Changes in monetary policy, including changes in interest rates, will influence the origination of loans, the purchase of investments, the generation of deposits, and rates received on loans and investment securities and paid on deposits. Fluctuations in the Federal Reserve Board’s monetary policies have had a significant impact on the operating results of the Bank and all financial institutions in the past and are expected to continue to do so in the future.

Employees

The Bank employed 94 full-time employees and 5 part-time employees as of December 31, 2005. The Bank believes that its relationship with its employees is good, and no employees are represented by a labor union.

ITEM 2.	DESCRIPTION OF PROPERTY.

The Bank’s main office is located in a one and one half-story office located at 1722 Hershberger Road, Roanoke, Virginia that is owned by the Bank. The Bank also operates fourteen additional offices in Virginia. The Bank owns seven offices free and clear of encumbrances, while the other eight are held under non-cancellable operating leases. These leases are described in Footnotes 7 and 18 of the Financial Statements. The Bank’s offices are detailed in the table below:

Location	Address		Own/Lease
Roanoke	1722 Hershberger Road	Roanoke, VA 24012	Own
New Castle	300 Main Street	New Castle, VA 24127	Own
Bedford	550 Blue Ridge Ave.	Bedford, VA 24523	Lease
Peter’s Creek	2657 Peters Creek Road	Roanoke, VA 24017	Own
Cave Springs	3132 Electric Road	Roanoke, VA 24018	Lease
Southeast	616 9th Street	Roanoke, VA 24013	Own
Blue Ridge	721 Blue Ridge Blvd.	Roanoke, VA 24012	Lease
Vinton	901 Hardy Road	Vinton, VA 24179	Lease
Franklin Road	4143 Franklin Road, SW	Roanoke, VA 24014	Lease
Electric Road	1400 Electric Road	Salem, VA 24153	Own
Plantation Road	4806 Hollins Road, NW	Roanoke, VA 24019	Own
Troutville	2728 Lee Highway South	Troutville, VA 24175	Lease
Bedford-Forest Road	1621 Forest Road	Bedford, VA 24523	Lease
Moneta	8334 Moneta Road	Bedford, VA 24523	Lease
Hot Springs	Rt. 1 Box 543-E	Hot Springs, VA 24445	Own

The Bank has acquired title to other parcels of real estate through the normal course of its lending activities. The book values of these properties equaled $511,000 and $542,000 as of December 31, 2005 and 2004, respectively.

Management considers these properties to be in good condition. Adequate insurance is maintained on each of these properties.

ITEM 3.	LEGAL PROCEEDINGS.

There are no material pending legal proceedings to which the Bank is a party or to which the property of the Bank is subject.

ITEM 4.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No matters were submitted to a vote of security holders during the fourth quarter of the fiscal year covered by this report.

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EXECUTIVE OFFICERS OF THE REGISTRANT

Name (Age)	Officer Since	Principal Occupation During Past Five Years
Worth Harris Carter, Jr. (68)	1976	Chairman of the Board of First National Bank since 1976, President since 1986

		Chairman of the Board and President of Patrick Henry National Bank since 1977

		Chairman of the Board of Peoples National Bank since 1976, President since 1981

		Chairman of the Board of Blue Ridge Bank since 1982

		Chairman of the Board and President of Community National Bank since 1985

		Chairman of the Board and President of Mountain National Bank since 1996

		Chairman of the Board and President of Shenandoah National Bank since 1996

		Chairman of the Board and President of Central National Bank since 1996

		Chairman of the Board and President of Patriot Bank since 1996

		Chairman of the Board and President of First National Exchange Bank since 1998

		Chairman of the Board and President of Mortgage Company of Virginia since 1984

		Chairman of the Board and President of Bank Services of Virginia since 1984

		Chairman of the Board and President of Bank Building Corporation since 1994

		Chairman of the Board and President of Bank Services Insurance, Inc. since 2003

		Manager of Blackstone Properties LLC Since 1998

PART II

ITEM 5.	MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS.

The Bank is authorized to issue 2.5 million shares of common stock with a par value of $5. This stock has full voting rights and full preemptive rights. There were 492,329 shares outstanding as of December 31, 2005 and 2004. This is the only class of authorized stock.

The Bank’s common stock is traded locally with no established trading market and no known market makers.

The quarterly high and low prices for the common stock are presented below.

	2005		2004
	High	Low	High	Low
First Quarter	$45	$40	$45	$40
Second Quarter	45	40	45	40
Third Quarter	45	40	45	40
Fourth Quarter	45	40	45	40

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Holders. As of March 22, 2006, there are approximately 763 holders of record of the Bank’s outstanding common stock.

Dividends. The amount of dividends that may be paid by the Bank will depend on the Bank’s earnings and capital position and is limited by federal law, regulations and policies. A national bank may not pay dividends from its capital; all dividends must be paid out of undivided profits then on hand, after deducting expenses, including reserves for losses and bad debts. In addition, the approval of the OCC is required if the total of all dividends declared by a national bank in any calendar year exceeds the total of its net profits for that year combined with its retained net profits for the preceding two years, less any required transfers to surplus. The Bank may not pay a dividend if, after giving effect to the dividend, the Bank would be undercapitalized.

The Bank has not paid any cash dividends for the last two years. Future cash dividends are dependent upon the Banks future performance and other factors including the capital position and anticipated growth.

ITEM 6.	MANAGEMENT’S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION.

The information required by this Item is included in the Bank’s annual report to shareholders for the year ended December 31, 2005 (the “Annual Report”), which is attached hereto as Exhibit 13 and is incorporated herein by reference. The information appears in the Annual Report under the caption “Management’s Discussion and Analysis of Financial Condition and Results of Operation.”

ITEM 7.	FINANCIAL STATEMENTS.

The report of the independent registered public accounting firm and audited financial statements of the Bank and accompanying notes required by this Item are included in the Bank’s Annual Report, which is attached hereto as Exhibit 13 and is incorporated herein by reference.

ITEM 8.	CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

None.

ITEM 8A.	CONTROLS AND PROCEDURES.

The Bank maintains a system of disclosure controls and procedures that is designed to ensure that material information is accumulated and communicated to management, including the Bank’s president (who is the Bank’s principal executive officer and principal financial officer), as appropriate to allow timely decisions regarding required disclosure. As required, management, with the participation of the Bank’s president, evaluated the effectiveness of the design and operation of the Bank’s disclosure controls and procedures as of the end of the period covered by this report. Based on this evaluation, the Bank’s president concluded that the Bank’s disclosure controls and procedures were operating effectively to ensure that information required to be disclosed by the Bank in reports that it files or submits under the Securities Exchange Act of 1934, as amended, is recorded, processed, summarized, and reported within the time periods specified in the rules and forms of the SEC.

Because of the inherent limitations in all control systems, no evaluation of controls can provide absolute assurance that the Bank’s disclosure controls and procedures will detect or uncover every situation involving the failure of persons within the Bank to disclose material information otherwise required to be set forth in the Bank’s periodic reports.

The Bank’s management is also responsible for establishing and maintaining adequate internal control over financial reporting to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. There were no changes in the Bank’s internal control over financial reporting during the Bank’s fourth quarter ended December 31, 2005 that have materially affected, or are reasonably likely to materially affect, the Bank’s internal control over financial reporting.

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ITEM 8B.	OTHER INFORMATION.

None.

PART III

ITEM 9.	DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS; COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT.

The information regarding the Bank’s executive officer is contained in Part I of this Report on Form 10-KSB.

Name and Business Experience	Age	Director Since
Carter, Worth Harris, Jr.	68	5/98
Chairman of the Board and President
Worth Harris Carter, Jr. is a director and officer of the following companies:
Chairman of the Board of First National Bank since 1976 President since 1986
Chairman of the Board and President of Patrick Henry National Bank since 1977
Chairman of the Board of Peoples National Bank since 1976, President since 1981
Chairman of the Board of Blue Ridge Bank since 1982, President since 2004
Chairman of the Board and President of Community National Bank since 1985
Chairman of the Board and President of Mountain National Bank since 1996
Chairman of the Board and President of Shenandoah National Bank since 1996
Chairman of the Board and President of Central National Bank since 1996
Chairman of the Board and President of Patriot Bank since 1996
Chairman of the Board and President of Mortgage Company of Virginia since 1984
Chairman of the Board and President of Bank Services of Virginia, Inc. since 1984
Chairman of the Board and President of Bank Services Insurance, Inc. since 2003
Chairman of the Board and President of Coresoft, Inc. since 2004
Chairman of the Board and President of Bank Building Corporation since 1988
Manager of Blackstone Properties LLC since 1998

Kingery, Walter P.	74	5/98
Walter P. Kingery is retired. He was previously a dairy farmer in Franklin County, Virginia for more than five years. He also has served as a director of First National Bank in Rocky Mount, Virginia since 1974.

Mason, Sidney D.	78	5/98
Sidney D. Mason is retired. He was previously Chairman of the Board of Virginia Apparel Corporation, Rocky Mount, Virginia for more than five years. He also has served as a director of First National Bank in Rocky Mount, Virginia since 1974.

Ramsey, Mary Alice	81	5/98
Mary Alice Ramsey is retired She was previously the operator of Chief Tassel Beauty Shoppe in Martinsville, Virginia for more than five years. She also has served as a director of First National Bank in Rocky Mount, Virginia since 1987.

Scott, Leo H.	73	5/98
Leo H. Scott is and has been President of Leo H. Scott Cabinets, Inc. Ferrum, Virginia for more than five years. He also has served as a director of First National Bank in Rocky Mount, Virginia since 1974 and of Bank Building Corporation since 1995.

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The Board of Directors is not aware of any family relationship between any Director, executive officer or person nominated by the Bank to become a Director; nor is the Board of Directors aware of any involvement in legal proceedings that would be material to an evaluation of the ability or integrity of any Director, executive officer or person nominated to become a Director.

AUDIT COMMITTEE REPORT OF THE BOARD OF DIRECTORS

The entire Board of Directors functions as the Bank’s Audit Committee and in this capacity met four times in 2005. The functions of the Board in the audit area are focused on three areas:

•	the adequacy of the Bank’s internal controls and financial reporting process and the reliability of the financial statements;

•	the independence and performance of the Bank’s internal auditors and independent auditors; and

•	the Bank’s compliance with legal and regulatory requirements.

We meet with management periodically to consider the adequacy of the Bank’s internal controls and the objectivity of its financial reporting. We discuss these matters with the Bank’s independent auditors and with appropriate financial personnel and internal auditors.

We also periodically review the performance of the independent auditors and their independence from management.

All of the Directors who serve as the Bank’s Audit Committee, with the exception of Chairman of the Board and President Carter, are “independent” for the purposes of the Nasdaq Stock Market listing standards.

The Board has not adopted a written charter setting forth the responsibilities and authority of the Board in its capacity as the Audit Committee. Although Mr. Carter is not independent under the Nasdaq Stock Market or SEC standards for audit committee membership, the Board of Directors has determined that Mr. Carter possesses the knowledge and experience required to be considered an audit committee financial expert. In addition, the Board of Directors believes that all of the Bank’s Directors possess the financial knowledge and expertise necessary to protect the Bank’s shareholders in performing the functions of an audit committee.

Management has primary responsibility for the Bank’s financial statements and the overall reporting process, including the Bank’s system of internal controls.

The independent auditors audit the annual financial statements prepared by management, express an opinion as to whether those statements fairly present the financial position, results of operations and cash flows of the Bank in conformity with generally accepted accounting principles and discuss with us any issues they believe should be raised with us.

This year, we reviewed the Bank’s audited financial statements and met with both management and Goodman & Company, LLP, the Bank’s independent auditors, to discuss those financial statements. Management has represented to us that the financial statements were prepared in accordance with generally accepted accounting principles.

We have received from and discussed with Goodman & Company the written disclosure and the letter required by Independence Standards Board Statement No. 1 (Independence Discussions with Audit Committees) relating to that firm’s independence from the Bank. We also discussed with Goodman & Company the matters required to be discussed by Statement on Auditing Standard No. 61 (Communication with Audit Committees).

Based on these reviews and discussions, we recommended to the Board that the Bank’s audited financial statements be included in the Bank’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005 for filing with the Office of the Comptroller of the Currency (“OCC”).

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Directors

Worth Harris Carter, Jr.

Walter P. Kingery

Sidney D. Mason

Mary Alice Ramsey

Leo H. Scott

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires that Directors and executive officers, and persons who control more than 10% of the Bank’s equity securities, file reports of ownership and reports of changes in ownership of the Bank’s outstanding equity securities. All such filings were filed timely in 2005.

The Bank has not adopted a Code of Ethics for its directors, executives and employees, primarily because management of the Bank believes and understands that our officers and directors adhere to and follow ethical standards without the necessity of a written policy. The Bank’s Board of Directors will revisit this issue in the future to determine if adoption of a code of ethics is appropriate. In the meantime, the Bank’s management requires and promotes honest and ethical conduct, full and fair disclosure in its reports to the OCC, and compliance with applicable governmental laws and regulations.

ITEM 10.	EXECUTIVE COMPENSATION.

The Bank’s compensation program is designed to offer competitive compensation to employees based on each individual’s contribution to the Bank’s overall success. As such, the program provides a competitive compensation package to attract and retain capable employees.

The compensation and benefits program consists of salary, a profit sharing plan, and life, health and disability insurance. The compensation and benefits program for officers parallels that of all other employees. The Bank offers no stock options or other forms of equity compensation, bonuses, employment contracts, country club memberships or other perquisites to officers or employees.

The entire Board of Directors performs the functions of a Salary Committee for the Bank. The Board has the responsibility for administering the Bank’s overall compensation program and for setting the salaries for the Bank’s officers. In setting the compensation of the Bank’s officers, the Board generally relies on the recommendations of the Chairman and President and the Board members’ own significant personal knowledge of the compensation provided to other, similarly situated, executives in banking and other industries in the local area. The Board also reviews each individual’s performance and contribution to the overall Bank goals in determining the level of salary for the coming year.

Mr. Worth Harris Carter, Jr., Chairman of the Board and President, serves as the Chief Executive Officer of First National Exchange Bank. As noted below under “Certain Relationships and Related Transactions,” Mr. Carter also serves as Chairman and President of nine other banks. The Salary Committee of the Board of Directors of one of these other banks (Patrick Henry National Bank) actually sets Mr. Carter’s annual salary each year. The cost of Mr. Carter’s compensation, which consists of his salary plus an amount equal to twenty-nine percent of his salary to cover payroll taxes and all other benefits, is shared by the ten banks on the basis of average deposits of each bank related to total average deposits of all the banks that he serves. Mr. Carter’s total compensation, which is paid through Bank Services of Virginia, Inc. (“Bank Services”), is reflected below in two charts. The first chart reflects Mr. Carter’s total compensation as paid by Bank Services. The second chart reflects only the portion of Mr. Carter’s total compensation that is allocated to First National Exchange Bank. During 2005, no other executive officer of the Bank received compensation in excess of $100,000.

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Summary Compensation Tables

Bank Services of Virginia, Inc.

	Annual Compensation
			Other Annual	All Other
Name and Principal Position	Year	Salary	Compensation²	Compensation³
Worth Harris Carter, Jr.	2005	$575,000	—	$80,000
Chairman of the Board and	2004	$575,000	—	$78,000
President	2003	$530,000	—	$67,000

(1)	This table shows the total cash compensation paid to Mr. Carter by Bank Services of Virginia, Inc. during 2005, 2004 and 2003 for his services as Chairman of the Board and President of all ten banks.
(2)	The amount of compensation in the form of perquisites and other personal benefits properly categorized in this column did not exceed the lesser of $50,000 or 10% of Mr. Carter’s annual salary for any of the three years reported.
(3)	“All Other Compensation” consists of amounts contributed for Mr. Carter under Bank Services’ qualified profit sharing plan and amounts contributed for Mr. Carter under Bank Services’ non-qualified profit sharing plan for highly paid executives. For 2005, these amounts consisted of $27,000 contributed to the qualified profit sharing plan and $53,000 contributed to the non-qualified profit sharing plan.

First National Exchange Bank

	Annual Compensation
Name and Principal Position	Year	Salary	Other Annual Compensation²	All Other Compensation³
Worth Harris Carter, Jr.	2005	$52,000	—	$7,000
Chairman of the Board and	2004	$57,000	—	$8,000
President	2003	$60,000	—	$8,000

(1)	This table shows the portion of Mr. Carter’s total cash compensation during 2005, 2004 and 2003 allocated to First National Exchange Bank.
(2)	The amount of compensation in the form of perquisites and other personal benefits properly categorized in this column did not exceed the lesser of $50,000 or 10% of Mr. Carter’s annual salary for any of the three years reported.
(3)	“All Other Compensation” consists of the portion allocated to First National Exchange Bank for contributions on Mr. Carter’s behalf to Bank Services’ qualified profit sharing plan and non-qualified profit sharing plan for highly paid executives. For 2005, the portion allocated to First National Bank consisted of $2,000 for the qualified profit sharing plan and $5,000 for the non-qualified profit sharing plan.

Profit Sharing Plan

The Bank has adopted an integrated profit sharing plan. The plan covers all full time employees that have been employed for six (6) months and have reached the age of 20-1/2 as of the first day of the plan year. Persons who have reached the age of 62 are fully vested regardless of length of service. The regular vesting schedule is as follows

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Years of Service	Vested Percentage	Forfeitable Percentage
Less than 5	0	100
5 or more	100	0

Each year the Board of Directors determines what amount, if any, is to be allocated to the plan out of accumulated or current earnings of the Bank. The Bank’s contribution to the plan was $110,000 in 2005, $115,000 in 2004, and $101,000 in 2003.

Chairman of the Board and President Carter does not participate in the profit sharing plan of First National Exchange Bank or any of the other nine banks. Instead, Mr. Carter participates in the two profit sharing plans of Bank Services of Virginia, Inc., a qualified profit sharing plan and a nonqualified plan for highly paid executives whose contribution to the qualified plan is limited due to IRS regulations. The Bank’s annual contributions to these plans on Mr. Carter’s behalf are detailed in the two Summary Compensation Tables above.

DIRECTOR COMPENSATION

Each outside Director (not also an officer of the Bank) currently receives $200 for each Board meeting attended.

ITEM 11.	SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.

The following table shows as of March 22, 2006, the beneficial ownership of the Bank’s common stock of each Director, the executive officer identified in the Summary Compensation Table and the Bank’s Directors and executive officers as a group. To the Bank’s knowledge, Directors Carter, Mason, Ramsey and Scott are the Bank’s only shareholders beneficially holding more than 5% of the Bank’s outstanding common stock. As of March 22, 2006, the Bank’s Directors and executive officers as a group, beneficially owned 196,556 shares (or 39.9%) of the Bank’s outstanding common stock.

Name	Amount and Nature of Beneficial Ownership (1)(2)		Ownership as a Percentage of Common Stock Outstanding
Carter, Worth Harris, Jr.	80,329	(3)	16.3%
Kingery, Walter P.	16,963	(4)	3.4%
Mason, Sidney D.	34,532	(5)	7.0%
Ramsey, Mary T.	33,129		6.7%
Scott, Leo H.	31,603	(6)	6.4%
All Directors and Executive Officers	196,556		39.9%
As a Group (5 persons)

(1)	For purposes of this table, beneficial ownership has been determined in accordance with the provisions of Rule 13d-3 of the Securities Exchange Act of 1934 under which, in general, a person is deemed to be the beneficial owner of a security if he/she has or shares the power to vote or direct the voting of the security or the power to dispose of or direct the disposition of the security, or if he/she has the right to acquire beneficial ownership of the security within sixty days.
(2)	Unless otherwise indicated, the shares listed in the table represent sole voting and investment power.
(3)	Includes 15,550 shares held by Mr. Carter as custodian for his children and grandchildren; 350 shares held by Mr. Carter’s son, Ernest Linwood Carter, II, who resides in Mr. Carter’s household; 300 shares held for Mr. Carter’s account in the Mortgage Company of Virginia, Inc./Bank Services of Virginia, Inc. Non-Qualified Profit-Sharing Plan; 5,809 shares held by C&C Realty, Inc., of which Mr. Carter is president and a 50% owner; and 1,770 shares held by Mr. Carter’s brother, Ernest L. Carter.

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(4)	Includes 423 shares held by Mr. Kingery’s wife.
(5)	Includes 9,101 shares held by the Sidney D. Mason Revocable Trust, of which Mr. Mason is trustee, and 25,431 shares held by the Dale W. Mason Revocable Trust, of which Mr. Mason’s wife is trustee.
(6)	Includes 15,422 shares held by the Leo H. Scott Revocable Trust, of which Mr. Scott is trustee, and 16,181 shares held by the Geraldine N. Scott Revocable Trust, of which Mr. Scott’s wife is trustee.

The Bank knows of no arrangements, including any pledge by any person of securities of the Bank, which may at a subsequent date result in a change in control of the Bank.

Equity Compensation Plans. No disclosure regarding equity compensation plans has been provided because the Bank does not have any outstanding equity compensation plans or arrangements that would be covered by Item 201(d) of Regulation S-B.

ITEM 12.	CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.

Mr. Carter, Chairman of the Board and President of First National Exchange Bank also serves as Chairman of the Board and President of Blue Ridge Bank, N.A., Central National Bank, Community National Bank, First National Bank, Mountain National Bank, Patrick Henry National Bank, Patriot Bank, N.A., Peoples National Bank and Shenandoah National Bank.

The Bank maintains correspondent bank accounts with two of these banks. In 2005 and 2004, the average daily balances in these accounts were considered normal operating balances to facilitate general business transactions. The Bank also participates in loan transactions with these banks. These transactions are at carrying value and do not involve more than the normal risk of collectibility or present other unfavorable features.

The Bank owns 10% of the outstanding common stock of The Mortgage Company of Virginia, Inc. The remaining common stock is equally owned by the banks listed above. The Mortgage Company of Virginia owns 100% of Bank Services of Virginia, Inc. The business of both of these companies is to provide operational support services to the ten banks. The Bank is charged for its share of these services. The cost of this expense is shared by the ten banks on the basis of average deposits of each bank related to total average deposits of all the banks.

The Mortgage Company of Virginia, Inc. also owns 100% of Bank Services Insurance, Inc. Bank Services Insurance, Inc. provides insurance products to the banks and customers in the Danville area. The premiums paid to Bank Services Insurance, Inc. equaled $26,000 at December 31, 2005.

The Mortgage Company of Virginia, Inc. also owns 50% of Coresoft, Inc. represented by an initial $1,000 investment during 2004. Coresoft, Inc. is in the process of developing a core software package the banks listed above will use. At December 31, 2005, Coresoft, Inc. had an outstanding note payable to the Mortgage Company of $1,400,000.

The Chairman of the Board and President of the Bank also serves as Chairman of the Board and President of Bank Building Corporation and Manager of Blackstone Properties, LLC, it’s wholly owned subsidiary (the “companies”). The companies lease branches to certain of the banks listed above. At December 31, 2005, the Bank leased six offices from the companies. Rental expense under these leases was $285,000 in 2005, $267,000 in 2004 and $269,000 in 2003. The Bank also leases offices from non-related parties under various terms. Rental expense for these leases was $48,000 in 2005, 2004 and 2003. Future minimum lease payments will be $320,000 per year through 2010, and thereafter (may vary based on changing interest rates). As of December 31, 2005 and 2004, the Bank had loans totaling $2,730,000 and

15

$2,796,000, respectively, to the companies. These loans were made to purchase bank branches leased to affiliated banks and other investment property. The loans are secured by these branches and the related leases and other investment property, and have repayment terms similar to other loan customers of the Banks.

In the ordinary course of business, the Bank’s Directors and executive officers and their related interests were customers of, and had transactions with the Bank. Loan transactions with Directors and officers, principal security holders and associates were made on substantially the same terms as those prevailing at the time for comparable loans to other persons and did not involve more than normal risk of collectibility or present other unfavorable features. There were no such extensions of credit in 2005 or 2004.

ITEM 13.	EXHIBITS.

Exhibits:

3.1	Articles of Association (filed with the Office of the Comptroller of the Currency prior to the opening of the Bank)

3.2	Amended and Restated Bylaws (as amended and restated through February 23, 2005) (incorporated by reference to Exhibit 3.2 to Form 8-K filed with the Office of the Comptroller of the Currency on February 23, 2005)

13	2005 Annual Report to Shareholders

31	Certification by principal executive officer and principal financial officer pursuant to Rule 13a-14(a)

32	Certification of principal executive officer and principal financial officer pursuant to 18 U.S.C. § 1350

ITEM 14.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Goodman & Company, LLP served as the Bank’s independent public auditors for the year ended December 31, 2005, and has been selected by the Board to act as the Bank’s independent public auditors for the year ending December 31, 2006. A representative of Goodman & Company will be present at the Annual Meeting and will be given the opportunity to make a statement and respond to appropriate questions from shareholders.

The following table presents the fees for professional audit services rendered by Goodman & Company for the audit of the Bank’s annual financial statements for the years ended December 31, 2005 and 2004, and fees billed for other services rendered by Goodman & Company during those periods.

Year Ended December 31,

	2005	2004
Audit fees¹	$7,800	$7,330
Audit-related fees	—	—
Tax fees²	3,265	3,100
All other fees	—	—

Total Fees	$11,065	$10,430

1	Audit fees consist of audit and review services, consents and review of documents filed with the OCC.
2	Tax fees consist of preparation of federal and state tax returns and consultation concerning tax compliance issues.

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In its capacity as the Audit Committee, the Board of Directors considered the compatibility of the non-audit-related services performed by and fees paid to Goodman & Company in 2005 and 2004 and the proposed non-audit-related services and proposed fees for 2006 and determined that such services and fees are compatible with the independence of Goodman & Company as the Bank’s independent auditors.

Also in its capacity as the Audit Committee, the Board of Directors pre-approves all audit (including audit-related) and permitted non-audit services to be performed by the independent auditors. The Board of Directors annually approves the year-end audit to be performed by the Bank’s independent auditors for the fiscal year. With respect to other permitted services, the Board of Directors pre-approves specific engagements, projects and categories of services on a fiscal year basis.

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Exhibit 31

CERTIFICATION

I, Worth Harris Carter, Jr., certify that:

1. I have reviewed this annual report on Form 10-KSB of First National Exchange Bank;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the small business issuer as of, and for, the periods presented in this report;

4. I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the small business issuer and have:

(a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under my supervision, to ensure that material information relating to the small business issuer, including its consolidated subsidiaries, is made known to me by others within those entities, particularly during the period in which this report is being prepared;

(b) Evaluated the effectiveness of the small business issuer’s disclosure controls and procedures and presented in this report my conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(c) Disclosed in this report any change in the small business issuer’s internal control over financial reporting that occurred during the small business issuer’s most recent fiscal quarter (the small business issuer’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the small business issuer’s internal control over financial reporting; and

5. I have disclosed, based on my most recent evaluation of internal control over financial reporting, to the small business issuer’s auditors and the audit committee of the small business issuer’s board of directors (or persons performing the equivalent functions):

(a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the small business issuer’s ability to record, process, summarize and report financial information; and

(b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the small business issuer’s internal control over financial reporting.

Date: March 22, 2006	/s/ Worth Harris Carter, Jr.
Worth Harris Carter, Jr.
Chairman of the Board and President
(principal executive officer and principal financial officer)

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EXHIBIT 32

CERTIFICATION OF

PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER

Pursuant to § 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350)

The undersigned, as the principal executive officer and principal financial officer of FIRST NATIONAL EXCHANGE BANK, certifies that, to the best of his knowledge and belief, the Annual Report on Form 10-KSB for the period ended December 31, 2005, which accompanies this certification fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of FIRST NATIONAL EXCHANGE BANK at the dates and for the periods indicated. The foregoing certification is made pursuant to § 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350) and shall not be relied upon for any other purpose. The undersigned expressly disclaims any obligation to update the foregoing certification except as required by law.

FIRST NATIONAL EXCHANGE BANK

Date: March 22, 2006	By:	/s/ Worth Harris Carter, Jr.
Worth Harris Carter, Jr.
Chairman of the Board, President,
Chief Executive Officer and Chief Financial Officer

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Bank has caused this annual report to be signed on its behalf by the undersigned, thereunto duly authorized.

FIRST NATIONAL EXCHANGE BANK

Date: March 22, 2006	By:	/s/ Worth Harris Carter, Jr.
Worth Harris Carter, Jr.
Chairman of the Board, President,
Chief Executive Officer and Chief Financial Officer

Signature	Title	Date

/s/ Worth Harris Carter, Jr.	Chairman of the Board, President,	March 22, 2006
Worth Harris Carter, Jr.	Chief Executive Officer and
Chief Financial Officer

/s/ Walter P. Kingery
Walter P. Kingery	Director	March 22, 2006

/s/ Sidney D. Mason
Sidney D. Mason	Director	March 22, 2006

/s/ Mary A. Ramsey
Mary A. Ramsey	Director	March 22, 2006

/s/ Leo H. Scott
Leo H. Scott	Director	March 22, 2006

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Exhibit 13

2005

Annual Report

First National

Exchange Bank

Member FDIC

Management’s Discussion and Analysis of Financial Condition and Results of Operation

Except for the historical information contained in this report, the matters set forth herein include Forward-Looking Statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These Forward-Looking Statements included, among other things, statements of goals, plans, intentions and expectations, regarding or based upon desired business strategies, general economic conditions, interest rates, developments in local and national markets, and other matters, which, by their nature, are subject to significant uncertainities. Because of these uncertainties and the assumptions upon which this report is based, actual future developments with respect to the business of the Bank may differ materially from those contemplated by such statements.

Critical Accounting Policies. The accounting and reporting policies of the Bank conform to generally accepted accounting principles in the United States (“GAAP”) and to general practices within the banking industry. The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. We believe the most significant of these estimates involves the allowance for loan losses because of its potential impact on our overall performance. We have described our policies in this area below. A summary of the Bank’s significant accounting policies can be found in the Notes to the Financial Statements.

In general, determining the amount of the allowance for loan losses requires significant judgment and the use of estimates by management. The Bank maintains an allowance for loan losses to absorb probable losses in the loan portfolio based on a quarterly analysis of the portfolio and expected future losses. This analysis determines an appropriate level of the allowance for loan losses by considering factors affecting loan losses, including specific losses, levels and trends in impaired and non-performing loans, historical loan loss experience, current economic conditions, volume, growth and composition of the portfolio, and other relevant factors. The Bank records a provision for loan losses to maintain the allowance at an adequate level. The provision expense could increase or decrease each quarter based upon the results of management’s formal analysis.

The amount of the allowance represents management’s estimate of expected losses from existing loans based upon specific allocations for individual lending relationships and historical loss experience. The allowance for loan losses related to impaired loans is based on discounted cash flows using the loan’s initial effective interest rate or the fair value of the collateral for certain collateral dependent loans. This evaluation requires management to make estimates of the amounts and timing of future cash flows on impaired loans, which consists primarily of nonaccrual and restructured loans. Actual losses for these loans can vary significantly from these estimates.

Summary of Operations. Net income for 2005 equaled $816,000, or $1.66 per share, compared to $1,827,000 or $3.71 per share, for 2004. This represents a return on average assets of 0.37% and return on average equity of 4% compared to 0.75% and 10%, respectively, for last year.

Our total deposits fell $19 million during the year. A large portion of this decrease were deposits of municipalities, which fluctuate from time to time depending on interest rates. As a result, our time deposits and regular passbook savings fell while all other deposit categories increased. Loans decreased $16.5 million, or 12%, during the year.

Net Interest Income. Net interest income is our largest source of revenue and continues to be impacted by the very low level interest rates. Since 2001, the Federal Reserve has reduced the target rate for federal funds, which is a major factor in the level of most short-term interest rates, from 6.50% to a low of 1.00%. The 1.00% rate continued until June 2004, when the Fed began a series of one-quarter percent increases on 14 different occasions over the last year and a half to the latest increase in January 2006 at 4.50%. The Fed is expected to increase rates one or two more times before pausing.

While we increased investments, the increase in our costs of deposits occurred more rapidly than our increase in interest income and, as a result, net interest income declined $1,047,000 over the prior year. With interest rates at a higher level we anticipate our loans will increase in yield at a faster pace than the net increase in the costs of deposits. In addition, we anticipate an increase in loan volume as well as $10 million in U. S. Agency Securities, that mature, will be reinvested at substantially higher yields. We anticipate a significant improvement in net interest income during the coming year.

The following table shows a summary of the changes in interest income and interest expense resulting from changes in volume and changes in rates for each category of interest-earning assets and interest-bearing liabilities for 2005/2004 and 2004/2003:

	2005 vs 2004	2004 vs 2003
(Dollars in thousands) Asset/Liability	Increase (Decrease)	Increase (Decrease)
Real Estate Loans	$(952)	$(1,878)
Installment Loans	6	(9)
Commercial Loans	214	(138)

Total Loans	(732)	(2,025)
Interest-Bearing Deposits in
Other Financial Institutions	151	46
Investment Securities	(367)	(299)
Federal Funds Sold	(51)	(295)

Total Earning Assets	(999)	(2,573)

Interest-Bearing Transactions Accounts	38	(6)
Savings Accounts (Includes MMDA’s)	(82)	(87)
Certificates of Deposit $100,000 and Over	36	(176)
Other Certificates of Deposit	29	(1,322)

Total Deposits	21	(1,591)
Federal Funds Purchased	26	13
Notes issued to the U.S. Treasury	1	4

Total Interest-Bearing Liabilities	48	(1,574)

Change in Net Interest Income	$(1,047)	$(999)

2

	2005			2004			2003
(Dollars in thousands) Asset/Liability	Average Balance	Interest	Yield/ Cost	Average Balance	Interest	Yield/ Cost	Average Balance	Interest	Yield Cost
Real Estate Loans	$108,070	$6,292	5.82%	$120,405	$7,244	6.02%	$127,048	$9,122	7.18%
Installment Loans	1,686	180	10.68%	1,722	174	10.10%	2,187	183	8.37%
Commercial Loans	29,001	1,607	5.54%	25,173	1,393	5.53%	20,324	1,531	7.53%

Total Loans	138,757	8,079	5.82%	147,300	8,811	5.98%	149,559	10,836	7.25%
Interest-Bearing Deposits in Other Financial Institutions	14,822	556	3.75%	17,789	405	2.28%	15,040	359	2.39%
Investment Securities	52,260	1,958	3.75%	59,372	2,325	3.92%	53,039	2,624	4.95%
Federal Funds Sold	2,061	57	2.77%	6,649	108	1.62%	37,142	403	1.09%

Total Earning Assets	207,900	10,650	5.12%	231,110	11,649	5.04%	254,780	14,222	5.58%

Interest-Bearing Transaction Accounts	17,210	179	1.04%	18,479	141	0.76%	16,641	147	0.88%
Savings Accounts (Includes MMDA’s)	35,515	509	1.43%	43,035	591	1.37%	41,351	678	1.64%
Certificates of Deposit $100,000 and Over	19,913	746	3.75%	20,721	710	3.43%	26,145	886	3.39%
Other Certificates of Deposit	105,007	3,503	3.34%	115,594	3,474	3.01%	147,209	4,796	3.26%

Total Deposits	177,645	4,937	2.78%	197,829	4,916	2.48%	231,346	6,507	2.81%
Federal Funds Purchased	1,269	42	3.31%	1,754	16	0.91%	194	3	1.55%
Notes Issued to the U.S. Treasury	156	5	3.21%	266	4	1.50%	—	—	—

Total Interest-Bearing Liabilities	$179,070	$4,984	2.78%	$199,849	$4,936	2.47%	$231,540	$6,510	2.81%

Net Interest Income		$5,666			$6,713			$7,712

Net Yield on Earning Assets			2.73%			2.90%			3.03%

Loans. Loans decreased from $142 million at year-end 2004 to $125 million at year-end 2005, a decrease of $16.5 million, or 12%. The real estate loan portfolio actually declined by $14 million; however, Other Loans outstandings increased by $1.5 million. Real estate loans make up approximately 79% of this Bank’s total loans, therefore, it is not surprising to see that portfolio represents the major portion of the decline in outstandings.

The Bank also continues to maintain flexibility in the maturity of the loan portfolio. Approximately 62% of the Bank’s loans have adjustable interest rates as of year-end 2005 compared to 60% for 2004. In addition, the combination of adjustable rate and fixed rate loans that adjust or mature within one year equals nearly 39% for year-end 2005 compared to 70% for 2004.

Allowance and Provision for Loan Losses. As discussed previously, the Allowance for Loan Losses represents management’s estimation of the amount necessary to absorb future losses in the loan portfolio. On the Statement of Condition, the Allowance for Loan Losses is deducted from Total Loans so that the net amount shown represents the estimated realizable total loans. The Provision for Loan Losses is the amount charged to expense to maintain the Allowance at an adequate level.

Based on management’s analysis of the loan portfolio including non-accruing and impaired loans, the Provision for Loan Losses for 2005 and 2004 remained consistent at $120,000.

	December 31
(Dollars in thousands)	2005	2004	2003	2002	2001
Balance Beginning of Year	$1,845	$1,804	$985	$877	$814
Provision for Loan Losses	120	120	898	120	72
Net Loan Losses
Real Estate Loans	76	72	76	—	—
Installment Loans	15	7	3	9	9
Commercial Loans	—	—	—	3	—

Total Net Loan Losses	91	79	79	12	9

Balance	$1,874	$1,845	$1,804	$985	$877

Net loan Losses to Average Loans	0.06%	0.05%	0.05%	0.01%	0.01%

Allowance for Loan Losses to Period-End Loans	1.52%	1.33%	1.16%	0.80%	0.70%

Nonaccrual loans are those loans contractually past due 90 days or more on which no interest is being accrued. Other real estate owned consists of real estate acquired through foreclosure. These properties are reviewed quarterly and reduced to an estimated realizable value at that time.

Information concerning nonaccrual loans and other real estate owned is presented in the following table:

(Dollars in thousands)	December 31
Nonaccrual Loans	2005	2004	2003	2002	2001
Real Estate	$3,609	$4,044	$1,950	$—	$—
Installment	—	4	—	2	3
Commercial	—	—	—	—	—

Total Nonaccrual Loans	$3,609	4,048	1,950	2	3
Real Estate Owned Other Than Bank Premises	511	542	520	533	—

Total Nonperforming Assets	$4,120	$4,590	$2,470	$535	$3

Allowance for Loan Losses to Non-performing Assets	45%	40%	184%	29,233%	16,280%

3

The following table presents the volume of loans contractually past due for 90 days or more on which interest continues to be accrued. These loans are believed to be well collateralized and present little or no likelihood of loss of principal.

(Dollars in thousands)
Loans 90 Days or More Past Due	2005	2004	2003	2002	2001
Real Estate	$—	$1,659	$—	$—	$1,204
Installment	—	—	—	1	—
Commercial	—	—	—	—	—

Total Loans 90 Days or More Past Due	$—	$1,659	$—	$1	$1,204

Non-interest Income. Non-interest Income equaled $703,000 for 2005 compared to $790,000 for 2004, a decrease of $87,000 or 12%. The principal component of non-interest income is service charges on deposit accounts, which equaled $559,000 for 2005 compared to $582,000 for 2004.

Non-interest Expense. Non-interest expenses increased $267,000, or 5% during the year. This increase was a result of opening a new office in Hot Springs during this period of low interest rates and declining net interest income.

Investments. The total investment securities equaled $57 million at year-end 2005 compared to $42 million at year-end 2004. With interest rates at a level never seen before in recent times, we increased investments in U. S. Agency Securities, where higher yields were available, while reducing our fed funds position and interest-bearing deposits in other financial institutions.

Deposits. Total deposits fell 19 million, or 9%, during the year. All categories of deposits decreased with the exception of Lifetime Free Checking which increased. A large portion of the decrease was deposits of municipalities which fluctuate from time to time depending on interest rates.

Interest Sensitivity Analysis. The frequency with which interest rates on earning assets and interest bearing liabilities change has a significant impact on net interest income. The following table presents the anticipated changes based on the contractual maturity of each instrument. Expected maturities may differ from contractual maturities as both borrowers and depositors may have the right to call or prepay obligations with or without call or prepayment penalties.

(Dollars in thousands) Use of Funds	Within One Year	One to Five Years	Over Five Years	Total
Interest-Bearing Deposits in Other Financial Institutions	$14,347	$1,287	$—	$15,634
Federal Funds Sold	—	—	—	—
Investment Securities	18,256	38,506	—	56,762
Loans	48,488	57,182	19,735	125,405

Total Earning Assets	$81,091	$96,975	$19,735	$197,801

Deposits
Interest-Bearing Demand	$23,547	$—	$—	$23,547
Regular Passbook Savings	21,741	—	—	21,741
Time Deposits
Certificates of Deposit $100,000 and Over	6,221	12,468	—	18,689
Other	44,895	56,990	—	101,885

Total Interest-Bearing Deposits	96,404	69,458	—	165,862
Notes issued to the U. S. Treasury	273	—	—	273

Total Interest-Bearing Liabilities	$96,677	$69,458	$—	$166,135

Maturity/Rate Sensitivity Gap Per Period	$(15,586)	$27,517	$19,735	$31,666
Cumulative Maturity/Rate Sensitivity Gap	(15,586)	11,931	31,666

Capital. The federal regulatory agencies use risk-based capital ratios to analyze the adequacy of a bank’s capital. These ratios weigh bank assets from 0% to 100% depending upon the risks inherent in each type of asset. The Bank continues to meet all requirements for a well-capitalized bank as defined by the regulatory agencies. The following table presents the key risk-based capital ratios for December 31, 2005 and 2004. Additional details regarding capital may be found in the footnotes of the Financial Statements.

	2005	2004
Tier 1 Ratio	14.40%	12.57%
Total Risk-Based Capital Ratio	15.65%	13.80%
Leverage Ratio	9.16%	8.04%

Liquidity. Liquidity is our ability to fund both loans and investments in the normal course of business and to provide adequate protection for unexpected deposit withdrawals or other demands for funds without incurring a significant negative impact on profitability. Our primary source of day-to-day liquidity lies in the combination of cash, deposit balances, checks in process of collection, deposit growth and federal funds sold. Federal funds are excess funds that are sold to other banks, generally on a one-day basis. Normal funds from the repayment of loans and investments augment these funds.

Our secondary source of liquidity lies in our investments and deposits in other financial institutions. While our investments are categorized as held-to-maturity, they consist of short-term U.S. Government Securities that are readily marketable. As reflected in the previous Interest Sensitivity Analysis, the majority of our investment security mature in five years or less. Interest-bearing deposits in other financial institutions generally mature in two years or less and the volume of this investment decreased $3.9 million during the year.

4

Management’s Responsibility for Financial Reporting

The management of First National Exchange Bank has prepared and is responsible for the accompanying financial statements, together with the financial data and other information presented in this annual report. Management believes that the financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America appropriate under the circumstances and include amounts that are based on management’s best estimates and judgments.

Management maintains and depends upon an internal accounting control system designed to provide reasonable assurance that transactions are executed in accordance with management’s authorization, that financial records are reliable as the basis for preparation of all financial statements, and that the Bank’s assets are safeguarded. The design and implementation of all systems of internal control are based on judgments required to evaluate the costs of control in relation to the expected benefits and to determine the appropriate balance between these costs and benefits. The Bank maintains a professional internal audit staff to monitor compliance with the system of internal control. Operational and special audits are conducted, and audit reports are submitted to appropriate management.

The Board of Directors functions as the audit committee and meets periodically with the independent public accountants, Goodman & Company, management and internal auditors to review accounting, auditing and internal reporting matters. The independent public accountants and internal auditors have free access to the Board to discuss the results of their audit work and their evaluations of internal controls and the quality of financial reporting.

The responsibility of Goodman & Company is limited to an expression of their opinion as to the fairness of the financial statements. Their opinion is based on an audit conducted in accordance with Standards of the Public Company Accounting Oversight Board (United States), as described in their report.

Worth Harris Carter, Jr.

Chairman of the Board, President and

Chief Financial Officer

5

Report of Independent Registered Public Accounting Firm

Board of Directors and Shareholders

First National Exchange Bank

We have audited the accompanying statements of financial condition of First National Exchange Bank (Bank) as of December 31, 2005 and 2004, and the related statements of income, shareholders’ equity and cash flows for each of the years in the three-year period ended December 31, 2005. These financial statements are the responsibility of the Bank’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of First National Exchange Bank as of December 31, 2005 and 2004, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

Danville, Virginia

March 1, 2006

110 Exchange Street, Suite G

Danville, VA 24541

ph: 434.792.5334

fax: 434.791.6061

www.goodmanco.com

6

Statements of Financial Condition

(Dollars in Thousands)

	December 31
	2005	2004
ASSETS:
Interest-Bearing Deposits in Other Financial Institutions	$15,634	$19,497
Investment Securities (Fair Value $56,034 in 2005 and $42,135 in 2004)	56,762	42,179
Federal Funds Sold	—	12,455
Loans (Net of Unearned Income)	125,257	141,843
Less: Allowance for Loan Losses	(1,874)	(1,845)

Net Loans	123,383	139,998

Earning Assets	195,779	214,129
Cash and Due from Banks	6,707	5,992
Bank Premises and Equipment	3,520	3,707
Real Estate Owned Other Than Bank Premises	511	542
Investment in Associated Company	769	618
Other Assets	2,595	3,324

TOTAL ASSETS	$209,881	$228,312

LIABILITIES:
Deposits:
LIFETIME FREE CHECKING	$23,695	$23,375
Interest-Bearing Demand	23,547	35,466
Regular Passbook Savings	21,741	24,537
Time Deposits:
Certificates of Deposit $100,000 and Over	18,689	18,947
Other	101,885	106,246

TOTAL DEPOSITS	189,557	208,571
Notes Issued to the U.S. Treasury	273	504
Other Liabilities	483	485

TOTAL LIABILITIES	190,313	209,560

SHAREHOLDERS’ EQUITY:
Common Stock, Par Value Per Share $5.00; 2,500,000 shares authorized; 492,329 shares outstanding in 2004 and 2005	2,462	2,462
Surplus	13,344	13,344
Undivided Profits	3,762	2,946

TOTAL SHAREHOLDERS’ EQUITY	19,568	18,752

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$209,881	$228,312

The accompanying notes are an integral part of these financial statements.

7

Statements of Income

(Dollars in Thousands Except Per Share Data)

	Years Ended December 31
	2005	2004	2003
INTEREST INCOME:
Interest and Fees on Loans:
Taxable	$7,566	$8,300	$10,505
Non-Taxable	513	511	331
Interest on Deposits in Other Financial Institutions	556	405	359
Interest on Federal Funds Sold	57	108	403
Interest and Dividends on Securities:
U. S. Agency Securities and Other	1,943	2,249	2,517
States and Political Subdivisions	15	76	107

TOTAL INTEREST INCOME	10,650	11,649	14,222

INTEREST EXPENSE:
Interest on Time Deposits $100,000 and Over	746	710	886
Interest on Other Deposits	4,191	4,206	5,621
Interest on Federal Funds Purchased	42	16	3
Interest on Notes to the U.S. Treasury	5	4	—

TOTAL INTEREST EXPENSE	4,984	4,936	6,510

NET INTEREST INCOME	5,666	6,713	7,712
Provision for Loan Losses	120	120	898

NET INTEREST INCOME AFTER
PROVISION FOR LOAN LOSSES	5,546	6,593	6,814

NON-INTEREST INCOME:
Service Charges, Commission and Fees	559	582	651
Other Non-Interest Income	144	208	168

TOTAL NON-INTEREST INCOME	703	790	819

NON-INTEREST EXPENSE:
Salaries and Employee Benefits	2,972	2,810	2,733
Occupancy Expense	843	763	764
Operations Center Expense	975	976	1,084
FDIC Assessment	28	35	40
Other Non-Interest Expense	467	434	400

TOTAL NON-INTEREST EXPENSE	5,285	5,018	5,021

INCOME BEFORE INCOME TAXES	964	2,365	2,612
Income Tax Expense	148	538	750

NET INCOME	$816	$1,827	$1,862

NET INCOME PER SHARE*:
Basic and Diluted	$1.66	$3.71	$3.78

*	Net Income per share has been retroactively adjusted to reflect the stock dividend in 2003.

The accompanying notes are an integral part of these financial statements.

8

Statements of Cash Flows

(Dollars in Thousands)

	Years Ended December 31
	2005	2004	2003
Cash Flows From Operating Activities:
Net Income	$816	$1,827	$1,862
Adjustments to reconcile to net cash from operating activities:
Provision for Loan Losses	120	120	898
Depreciation of Premises and Equipment	258	190	211
Equity in Undistributed Income from Associated Company	(1)	(11)	(10)
Provision for Deferred Income Taxes	87	(25)	(283)
(Decrease) in Unearned Income	(2)	(27)	(18)
(Increase) Decrease in Other Assets	642	(602)	31
Decrease in Other Liabilities	(2)	(66)	(1,143)

Net Cash from Operating Activities	1,918	1,406	1,548

Cash Flows From Investing Activities:
Maturity of Interest Bearing-Deposits	15,151	14,946	13,660
Purchase of Interest-Bearing Deposits	(11,288)	(19,596)	(14,847)
Purchase of Investment Securities	(20,792)	(20,000)	(27,000)
Proceeds from Maturities, Calls and Redemptions of Investment Securities	6,209	43,220	24,589
(Purchase) Sale of Bank Premises and Equipment	(71)	(759)	13
Net Increase in Short-Term Loans Outstanding,	(2,009)	(829)	(5,224)
Longer-Term Loans Originated or Purchased	(14,549)	(11,782)	(46,827)
Principal Collected on Longer-Term Loans	33,055	26,334	20,185
Sale of Other Real Estate	31	—	13
Investment in Associated Company	(150)	—	(199)

Net Cash from Investing Activities	5,587	31,534	(35,637)

Cash Flows From Financing Activities:
Net Increase in Demand and Savings Accounts	(14,395)	(811)	12,734
Proceeds from Sale of Time Deposits	54,496	59,105	90,568
Payments on Matured Time Deposits	(59,115)	(83,849)	(126,406)
Stock Dividends	—	—	(16)
Net Increase (Decrease) in Notes issued to U. S. Treasury	(231)	43	(1,066)

Net Cash from Financing Activities	(19,245)	(25,512)	(24,186)

Net Change in Cash and Equivalents	(11,740)	7,428	(58,275)

Cash and Equivalents at Beginning of Year	18,447	11,019	69,294

Cash and Equivalents at End of Year	$6,707	$18,447	$11,019

Supplementary Data:
Cash Paid for Interest	$4,950	$5,054	$6,073
Cash Paid for Income Taxes	148	538	750
Transfer of Loans to Foreclosed Assets	—	20	—

The accompanying notes are an integral part of these financial statements.

9

Statements of Changes in Shareholders’ Equity

(Dollars in Thousands)

	COMMON STOCK			UNDIVIDED
	SHARES	AMOUNT	SURPLUS	PROFITS
Year Ended December 31, 2003

Balance at Beginning of Year	447,900	$2,240	$11,567	$1,272
Net Income	—	—	—	1,862
Stock Dividends (10%)	44,429	222	1,777	(2,015)

Total	492,329	$2,462	$13,344	$1,119

Year Ended December 31, 2004

Balance at Beginning of Year	492,329	$2,462	$13,344	$1,119
Net Income	—	—	—	1,827

Total	492,329	$2,462	$13,344	$2,946

Year Ended December 31, 2005

Balance at Beginning of Year	492,329	$2,462	$13,344	$2,946
Net Income	—	—	—	816

Total	492,329	$2,462	$13,344	$3,762

The accompanying notes are an integral part of these financial statements.

10

Notes to Financial Statements

(Dollars in Thousands in Charts Except Per Share Data)

1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accounting and reporting policies of First National Exchange Bank are in accordance with accounting principles generally accepted in the United States of America and general practices within the banking industry which are consistent with reports filed with regulatory agencies.

NATURE OF OPERATIONS

The Bank generates commercial (including agricultural), mortgage and consumer loans and receives deposits from customers located primarily in the Roanoke Valley, including the Cities of Roanoke and Salem and the County of Roanoke, and Bedford, Boutetourt, and Craig counties in Virginia. The Bank operates under a national charter and provides full banking services. As a national bank, the Bank is subject to regulation by the Comptroller of the Currency, Federal Deposit Insurance Corporation, and the Board of Governors of the Federal Reserve System.

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Material estimates that are particularly susceptible to significant change in the near term relate to the determination of the allowance for loan losses, and fair value of the real estate owned.

CASH AND CASH EQUIVALENTS

For purposes of cash flows, cash and cash equivalents include cash on hand, demand balances due from banks and federal funds transactions. Generally, federal funds are purchased and sold for one-day periods.

SECURITIES

Investment securities are stated at cost, adjusted for amortization of premiums and accretion of discounts, and computed by the interest method. The Bank has the positive intent and ability to hold these securities until maturity. Gains and losses on sales of securities, if any, are based upon the adjusted cost of the specific securities sold.

LOANS

Loans are recorded at the amount of the loan disbursed to borrowers plus the applicable amount, if any, of unearned income and other charges, less payments received. Income earned on loans is recognized by methods which generally result in level rates of return on principal amounts outstanding. The net amount of nonrefundable loan origination fees approximates the direct costs associated with the lending process.

The allowance for loan losses is an estimate of losses inherent in the loan portfolio as determined by management taking into consideration historical loan loss experience, diversification of the loan portfolio, amounts of secured and unsecured loans, banking industry standards and averages, and general economic conditions. Ultimate losses may vary from current estimates. These estimates are reviewed periodically and as adjustments become necessary, they are reported in earnings in the periods in which they become reasonably estimable.

Management determines loan impairment using guidelines established by Statement of Financial Accounting Standards No. 114 (SFAS 114), Accounting by Creditors for Impairment of a Loan (as amended by SFAS 118, “Accounting by Creditors for Impairment of a Loan - Income Recognition and Disclosures)”. Under this accounting standard, a loan is considered to be impaired when it is probable that the Bank will be unable to collect all principal and interest amounts according to the contractual terms of the loan agreement. A performing loan may be considered impaired. The allowance for loan losses related to loans identified as impaired is primarily based on the excess of the loan’s current outstanding principal balances over the estimated fair value of the related collateral. For a loan that is not collateral-dependent, the allowance is recorded at the amount by which the outstanding principal balance exceeds the current best estimate of the future cash flows on the loan discounted at the loan’s original effective interest rate. Interest on impaired loans is recognized when cash is received.

BANK PREMISES AND EQUIPMENT

Premises and equipment are stated at cost, less accumulated depreciation. Depreciation is charged to operating expenses over the estimated useful life of the assets by the accelerated and straight-line methods. Costs of maintenance or repairs are charged to expense as incurred and improvements are capitalized. Upon retirement or disposal of an asset, the asset and related allowance account are eliminated. Any gain or loss on such transactions is included in current operations. Depreciation has been included under Occupancy Expense in the Statements of Income in the amount of $258,000 in 2005, $190,000 in 2004 and $211,000 in 2003.

OTHER REAL ESTATE OWNED

Real estate properties acquired through or in lieu of loan foreclosure are initially recorded at the lower of the Bank’s carrying amount or fair value less estimated selling cost at the date of foreclosure. Any write-downs based on the asset’s fair value at the date of acquisition are charged to the allowance for loan losses. After foreclosure, these assets are carried at the lower of their new cost basis or fair value less cost to sell. Costs of significant property improvements are capitalized, whereas costs relating to holding property are expensed. Valuations are periodically performed by management, and any write-downs are recorded as a charge to operations, if necessary, to reduce the carrying value of a property to the lower of its carrying value or fair value less cost to sell.

INCOME TAXES

Deferred taxes are provided on a liability method whereby deferred tax assets are recognized for deductible temporary differences and operating loss and tax credit carryforwards and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

RETIREMENT BENEFITS

Effective January 1, 1999, the Bank established Employee Benefit Plans as described in footnote 5. The Bank does not provide any other post-retirement benefits that would be accrued under Statement of Financial Accounting Standards No. 106, “Employers’ Accounting for Post Retirement Benefits Other Than Pensions”.

2.	INVESTMENT SECURITIES

The carrying value of securities pledged to secure public deposits was $56,762,000 and $41,744,000 at December 31, 2005 and 2004. The amortized cost and estimated fair value of investment securities as of December 31, 2005 and 2004 were as follows:

	Gross Amortized Cost	Gross Unrealized Gains	Estimated Unrealized Losses	Fair Value
December 31, 2005
U. S. Agency Securities	$56,762	$14	$742	$56,034

December 31, 2004
U. S. Agency Securities	$41,744	$205	$261	$41,688
Obligations of States and Political Subdivisions	435	12	—	447

Total	$42,179	$217	$261	$42,135

The table below shows gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position at December 31, 2005 and 2004.

		Unrealized Loss
2005 Securities Description	Fair Value	Less than 12 Months	More than 12 Months
U. S. Agency Securities	$14,381	$113	$—
U. S. Agency Securities	32,868	—	629

Total	$47,249	$113	$629

2004
U. S. Agency Securities	$23,761	$223	$—
U. S. Agency Securities	4,962	—	38

Total	$28,723	$223	$38

The unrealized losses on the Bank’s investments in obligations of U. S. government agencies were caused by interest rate increases. The contractual terms of those investments do not permit the issuer to settle the securities at a price less than the amortized cost of the investment. Because the Bank has the ability and intent to hold those investments until a recovery of fair value, which may be maturity, the Bank does not consider those investments to be other-than-temporarily impaired at December 31, 2005.

The amortized cost and estimated fair value of investments in debt securities at December 31, 2005 and 2004, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because issuers may have the right to call or prepay obligations with or without call or prepayment penalties.

	2005		2004
	Estimated Amortized Cost	Fair Value	Estimated Amortized Cost	Fair Value
Due in One Year or Less	$18,256	$18,151	$2,135	$2,016
After One Year Through Five Years	38,506	37,883	40,044	40,119
Due After Five Years Through Ten Years	—	—	—	—
Due After Ten Years	—	—	—	—

Total	$56,762	$56,034	$42,179	$42,135

3.	COMPOSITION OF LOANS

	December 31
	2005	2004
Real Estate	$97,048	$111,412
Consumer	1,793	1,937
Commercial, Industrial and Agricultural	9,539	13,078
All Other	17,025	15,566

Gross Loans	125,405	141,993
Less: Unearned Income	(148)	(150)
Allowance for Loan Losses	(1,874)	(1,845)

Total Loans, Net	$123,383	$139,998

Maturity Distribution

Variable	2005	2004
Less Than One Year	$25,015	$78,625
One to Five Years	47,941	2,821
Over Five Years	4,878	4,229

Subtotal	77,834	85,675

Fixed
Less Than One Year	23,472	20,287
One to Five Years	9,242	17,180
Over Five Years	14,857	18,851
Subtotal	47,571	56,318

Total	$125,405	$141,993

4.	ALLOWANCE FOR LOAN LOSSES

In the view of management, the Allowance for Loan Losses is adequate to meet the loss contingency based on experience factors and a review of the loan portfolio.

The Allowance for Loan Losses for the years ending December 31, 2005, 2004, and 2003 is summarized as follows:

	2005	2004	2003
Balance at beginning of year	$1,845	$1,804	$985
Recoveries credited during year	89	1	2
Provision for loan losses	120	120	898
Losses charged to allowance	(180)	(80)	(81)

Balance at end of year	$1,874	$1,845	$1,804

11

The following is a summary of information pertaining to impaired and non-accrual loans:

	December 31
	2005	2004
Impaired loans without a valuation allowance	$—	$—
Impaired loans with a valuation allowance	1,950	1,950

Total impaired loans	$1,950	$1,950

Valuation allowance related to impaired loans	$778	$778

Non-accrual loans (impaired)	$1,950	$1,950

Non-accrual loans (non-impaired)	$1,659	$2,098

Total loans past due ninety days or more and still accruing	$—	$1,659

	Years Ended December 31
	2005	2004	2003
Average investment in impaired loans	$1,950	$1,950	$964

Interest income recognized on impaired loans—	$—	$386	$18

Interest income recognized on a cash basis on impaired loans	$—	$—	$—

5.	STOCK OPTIONS AND EMPLOYEE BENEFIT PLANS

There were no stock options or stock option plans in effect for 2003, 2004 or 2005.

Effective January 1, 1999, the Bank adopted an integrated profit sharing plan. Employees participate in the profit sharing plan following completion of six (6) months of service and upon reaching the age of twenty years and six months as of January 1. Vesting includes years of service to the Bank prior to the effective date of the plan. The plan gives 0% vesting to anyone who has less than five (5) years of service except that persons who have reached the age of 62 are fully vested regardless of length of service. Each participant in the plan (who has not reached age 62) becomes 100% vested after five (5) years of service. The contribution to the plan is determined each year by the Board of Directors and thus may fluctuate in amount from year to year. The contribution by the Bank to the plan was $110,000 in 2005, $115,000 in 2004, and $101,000 in 2003 and is included in Salaries and Employee Benefits in the Statements of Income.

6.	FEDERAL INCOME TAXES

Net deferred tax assets consist of the following components as of December 31, 2005 and 2004:

Deferred Tax Assets	2005	2004
Allowance for Loan Losses	582	570
Dividend Exclusion	12	12
NOL Carryforward to 2006	138	211

Total Deferred Tax Assets	732	793

Deferred Tax Liabilities
Bank Premises	254	228
Investment in Associated Companies	14	14

Total Deferred Tax Liabilities	268	242

Net Deferred Taxes	$464	$551

The provisions for income taxes charged to operations for the years ended December 31, 2005, 2004 and 2003 consist of the following:

	2005	2004	2003
Currently payable	$61	$563	$1,033
Deferred	87	(25)	(283)

Net Provision	$148	$538	$750

The income tax provision differs from the amount of income tax determined by applying the U.S. federal income tax rate to pretax income for the years ended December 31, 2005, 2004 and 2003 due to the following:

Tax provisions computed by applying federal rates to income before income taxes	$302	$804	$888
Tax exempt interest	(179)	(200)	(149)
Tax credits	—	(84)	—
Other	25	18	11

Net Provision	$148	$538	$750

In 2004, the Bank purchased historic tax credits during the year of $846,000 at a discount of $84,000 that expire in 2013. A summary of the tax credits and their use is as follows:

Tax credits purchased	$846
Taken in 2004	(216)
Carryback taken in 2003	(417)
Taken in 2005	(75)

Carryforward for 2006	$138

7.	RELATED PARTY TRANSACTIONS

The Chairman of the Board of First National Exchange Bank also serves as Chairman of the Board of Blue Ridge Bank, N.A., Central National Bank, Community National Bank, First National Bank, Mountain National Bank, Patrick Henry National Bank, Patriot Bank, N.A., Peoples National Bank and Shenandoah National Bank.

The Bank maintains correspondent bank accounts with two of these banks. In 2005 and 2004 the average daily balances in these accounts were considered normal operating balances to facilitate general business transactions.

The Bank also participates in loan transactions with these banks. These transactions are a carrying value and do not involve more than the normal risk of collectibility or present other unfavorable features.

The Bank owns ten percent of the outstanding common stock of The Mortgage Company of Virginia, Inc. The remaining common stock is equally owned by the banks listed above. The Mortgage Company of Virginia owns 100% of Bank Services of Virginia, Inc. The business of both of these companies is to provide operational support services to the ten banks. These services consist of mortgage loan servicing, data processing, bookkeeping, check clearing, accounting, investment management, bank couriers, advertising programs, central purchasing and other management services. The Bank is charged for its share of these services, which is recorded as Operation Center Expense in the Statements of Income. The cost of this expense is shared by the ten banks on the basis of average deposits of each bank related to total average deposits of all the banks.

The Mortgage Company of Virginia, Inc. also owns 100% of Bank Services Insurance, Inc. Bank Services Insurance, Inc. provides insurance products to the banks and customers in the Danville area. The premiums paid to Bank Services Insurance, Inc. equaled $26,000 in 2005.

The Mortgage Company of Virginia, Inc. also owns 50% of Coresoft, Inc. represented by an initial $1,000 investment during 2004. Coresoft, Inc. is in the process of developing a core software package the banks listed above will use. At December 31, 2005, Coresoft, Inc. had an outstanding note payable to the Mortgage Company of $1,400,000.

The Bank records its investment in the common stock of The Mortgage Company of Virginia, Inc. under the equity method of accounting due to the influence the Bank has over the company. The Bank invested an additional $150,000 in 2005 increasing the value of the investment to $769,000 from $618,000 at December 31, 2004. The Bank’s share of earnings of the company equaled $1,000 for 2005, $11,000 for 2004 and $10,000 for 2003 and is shown in the Statements of Income under Other Non-Interest Income.

The Chairman of the Board and President of the Bank also serves as Chairman of the Board and President of Bank Building Corporation and Manager of Blackstone Properties, LLC, its wholly owned subsidiary (the “companies”). The companies lease branches to certain of the Banks listed above. At December 31, 2005, the Bank leased six offices from the companies. Rental expense and future lease payments under these leases are disclosed in a footnote below. As of December 31, 2005 and 2004, the Bank had loans totaling $2,730,000 and $2,851,000, respectively, to Bank Building Corporation. These loans were made to purchase bank branches leased to affiliated banks. The loans are secured by these branches and the related leases, and have repayment terms similar to other loan customers of the Bank.

In the ordinary course of business, directors, and their related interests were customers of, and had transactions with the Bank. Loan transactions with directors and officers, principal security holders and associates were made on substantially the same terms as those prevailing at the time for comparable loans to other persons and did not involve more than normal risk of collectibility or present other unfavorable features. There was no such loan activity during 2005 or 2004.

8.	CONTINGENCIES

The Bank did not have any legal matters of financial significance pending at December 31, 2005 and 2004.

9.	EARNINGS PER COMMON SHARE

The Bank follows Statement of Financial Accounting Standards (SFAS) No. 128, “Earnings Per Share”. This statement requires the dual presentation of basic and diluted earnings per share The weighted average number of shares used to compute earnings per share was 492,329.

The Bank issued a 10% stock dividend in 2003 and none was issued in 2004 or 2005. No fractional shares were issued in this stock dividend. Stock dividends and fractional shares were settled based on known prices for recent trades of the stock and other factors deemed relevant at the time.

10.	BANK PREMISES AND EQUIPMENT

Premises and equipment are stated at cost less accumulated depreciation as follows:

December 31, 2005	Cost	Accumulated Depreciation and Amortization	Net Remaining Cost
Bank Premises (Including Land of $823,000)	$2,771	$464	$2,307
Leasehold Improvements	146	—	146
Equipment	1,948	881	1,067

Total	$4,865	$1,345	$3,520

December 31, 2004
Bank Premises (Including Land of $ 798,000)	$2,767	$409	$2,358
Leasehold Improvements	146	—	146
Equipment	1,881	678	1,203

Total	$4,794	$1,087	$3,707

11.	FORECLOSED ASSETS

Expenses applicable to foreclosed assets include the following:

	Years Ended December 31
	2005	2004	2003
Net loss (gain) on sales of real estate	$—	$—	$—
Provision for losses	—	—	—
Operating expenses	13	13	13

12

12.	CASH AND CASH EQUIVALENTS

Cash and cash equivalents as of December 31, 2005, 2004 and 2003 are detailed below:

	2005	2004	2003
Cash and Due From Banks	$6,707	$5,992	$6,374
Federal Funds Sold	—	12,455	4,645

Total Cash and Cash Equivalents	$6,707	$18,447	$11,019

13.	DEPOSITS

Certificates of Deposit maturing as of December 31:

	2005	2004
1 Year	$51,170	$57,800
2 Years	25,855	17,669
3 Years	19,601	19,983
4 Years	10,027	18,980
5 Years and Thereafter	13,921	10,761

Total	$120,574	$125,193

14.	CONCENTRATION OF CREDIT RISK

The majority of the Bank’s loans, commitments and lines of credit have been granted to customers in the Bank’s market area. The concentrations of credit by loan classification are set forth in a footnote above. The Bank does not extend credit to any individual borrowers in excess of its lending limit of $3,216,000 and $3,097,000, respectively, as of year-end 2005 and 2004.

The largest category of Real Estate Loans consisted of loans to the motel/hotel industry. These loans approximated $33,376,000 at December 31, 2005 and $29,190,000 at December 31, 2004.

15.	FAIR VALUE OF FINANCIAL INSTRUMENTS

Statement of Financial Accounting Standards No. 107, “Disclosures about Fair Value of Financial Instruments”, requires the Bank to disclose the estimated fair values of its financial assets and liabilities. The estimated fair values were determined using the following assumptions:

a.	The carrying value of Cash and Due From Banks, Federal Funds Sold, and Interest-Bearing Deposits in Other Financial Institutions are believed to approximate the fair value of these items.

b.	The fair value of actively traded investment securities are determined according to quotes available in the financial press. The fair value of instruments which are not actively traded are determined using values of other instruments with similar characteristics or obtained from outside sources believed to be reliable.

c.	The fair value of loans are estimated by discounting the anticipated cash flows using estimated rates for similar loans available in the Bank’s market area. Estimates of maturities are based on both experience and contractual maturities although prepayments are permitted on the loans.

d.	The fair value of short-term demand and savings deposits are believed to equal carrying value. The fair value of certificates of deposit are based upon the contractual maturity of the instruments and rates currently offered for similar deposits.

e.	The fair value of Notes Payable to the U. S. Treasury are estimated at carrying value.

f.	The fair value of Accrued Interest Receivable and Accrued Interest Payable are estimated at carrying value.

	2005		2004
Financial Assets:	Carrying Value	Fair Value	Carrying Value	Fair Value
Interest-Bearing Deposits in Other Financial Institutions	$15,634	$15,634	$19,497	$19,497
Investment Securities	56,762	56,034	42,179	42,135
Federal Funds Sold	—	—	12,455	12,455
Loans
(Net of Unearned Income)	125,257	125,365	141,843	142,848
Cash and Due From Banks	6,707	6,707	5,992	5,992
Accrued Interest Receivable	1,131	1,131	1,073	1,073

Total	$205,491	$204,871	$223,039	$224,000

Financial Liabilities:
Deposits
LIFETIME FREE CHECKING	$23,695	$23,695	$23,375	$23,375
Interest-Bearing Demand	23,547	23,547	35,466	35,466
Regular Passbook Saving	21,741	21,741	24,537	24,537
Time Deposits:
Certificates of Deposit $100,000 and Over	18,689	18,616	18,947	19,275
Other	101,885	101,384	106,246	107,728

TOTAL DEPOSITS	189,557	188,983	208,571	210,381

Notes issued to the U. S. Treasury	273	273	504	504
Accrued Interest Payable	344	344	344	344

Total	$190,174	$189,600	$209,419	$211,229

16.	CAPITAL ADEQUACY

The Bank is subject to various regulatory capital requirements. Under the regulatory capital guidelines and the regulatory framework for Prompt Corrective Action (PCA), the Bank must meet specific capital guidelines involving the quantitative measures of the Bank’s assets, liabilities, and certain off-balance-sheet items as calculated under regulatory accounting practices. The Bank’s capital amount and classification are also subject to qualitative judgments by the regulators about components, risk weightings and other factors.

Quantitative measures established by regulation to ensure capital adequacy require the Bank to maintain minimum ratios (set forth in the table below) of total and Tier 1 capital (as defined in the regulations) to risk-weighted assets (as defined) and of Tier 1 capital to average assets (as defined).

	Minimum Ratio For Capital Adequacy Purposes	Minimum Ratio To Be Considered Well Capitalized Under PCA Provisions
Tier 1 Capital to Risk Weighted Assets	4%	6%
Total Capital to Risk Weighted Assets	8%	10%
Tier 1 Capital to Average Assets	4%	5%

As of December 31, 2005, the most recent notification from the Federal Deposit Insurance Corporation categorized the Bank as well capitalized under the regulatory framework for prompt corrective action. To be categorized as well capitalized, an institution must maintain minimum total risk-based, Tier 1 risk-based and Tier 1 leverage ratios as set forth in the above table. There were no conditions or events since the notification that management believes have changed the Bank’s category. The Bank’s actual capital amounts and ratios as of December 31, 2005 and 2004 are presented in the following table. Management believes, as of December 31, 2005 and 2004, that the Bank meets all capital adequacy requirements to which it is subject.

As of December 31, 2005	Minimum Capital For Capital Adequacy Purposes	Minimum Capital To Be Considered Well Capitalized Under PCA Provisions	Actual Capital	Actual Ratio
Tier 1 Capital to Risk Weighted Assets	$5,436	$8,153	$19,568	14.40%
Total Capital to Risk Weighted Assets	10,871	13,589	21,267	15.65%
Tier 1 Capital to Average Assets	9,545	6,795	19,568	9.16%

As of December 31, 2004
Tier 1 Capital to Risk Weighted Assets	$5,971	$8,956	$18,752	12.57%
Total Capital to Risk Weighted Assets	11,942	14,927	20,597	13.80%
Tier 1 Capital to Average Assets	9,330	11,662	18,752	8.04%

17.	QUARTERLY FINANCIAL DATA (Unedited)

The following summarizes the quarterly results of operations for the years ended December 31, 2005 and 2004:

2005	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Total Interest Income	$2,625	$2,660	$2,727	$2,638
Total Interest Expense	1,164	1,242	1,297	1,281

Net Interest Income	1,461	1,418	1,430	1,357
Provision For Loan Losses	30	30	30	30

Net Interest Income After Provision for Loan Losses	1,431	1,388	1,400	1,327

Total Non-Interest Income	177	151	138	237
Total Non-Interest Expense	1,290	1,299	1,305	1,391

Income Before Income Taxes	318	240	233	173
Income Tax Expense	60	40	35	13

Net Income	$258	$200	$198	$160

Basic and Diluted Net Income Per Share	$0.52	$0.41	$0.40	$0.33

2004	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Total Interest Income	$3,089	$3,050	$2,851	$2,659
Total Interest Expense	1,280	1,238	1,216	1,202

Net Interest Income	1,809	1,812	1,635	1,457
Provision For Loan Losses	30	30	30	30

Net Interest Income After Provision for Loan Losses	1,779	1,782	1,605	1,427

Total Non-Interest Income	185	169	164	272
Total Non-Interest Expense	1,245	1,228	1,247	1,298

Income Before Income Taxes	719	723	522	401

Income Tax Expense	185	190	135	28
Net Income	$534	$533	$387	$373

Basic and Diluted Net Income Per Share	$1.08	$1.08	$0.79	$0.76

13

18.	LEASES AND RENT EXPENSE

The Bank leases facilities under non-cancelable operating leases during 2005, 2004 and 2003. As noted above, the Bank leased six offices from the companies in 2005, 2004 and 2003 These leases required the Bank to pay maintenance, insurance and property taxes and do not have renewal options. Rental expense under these leases was $ 258,000 in 2005, $267,000 in 2004 and $269,000 in 2003. The Bank also leases offices from non-related parties under various terms. Rental expense under these leases was $48,000 in 2005, 2004 and 2003. Future minimum rental payments under these leases are as follows:

Year Ending December 31, 2006	$320
2007	320
2008	320
2009	320
2010	320
Thereafter	1,426

Total Minimum Lease Payments	$3,0264

19.	OFF BALANCE SHEET ACTIVITIES AND COMMITMENTS

Commitments to extend credit, which amounted to $250,000 at December 31, 2005 and $1,560,000 at December 31, 2004, represent agreements to lend to customers with fixed expiration dates or other termination clauses. Since many of the commitments are expected to expire without being funded, the total commitment amounts do not necessarily represent future liquidity requirements. Standby letters of credit are conditional commitments issued by the Bank guaranteeing the performance of a customer to a third party. Those guarantees are primarily issued to support public and private borrowing arrangements. At December 31, 2005 the Bank had outstanding standby letters of credit of $492,000 and $425,000 on December 31, 2004.

The Bank is a member of the Federal Reserve System and is required to maintain certain levels of its cash and due from bank balances as reserves based on regulatory requirements. At December 31, 2005 and 2004, this reserve requirement was approximately $887,000 and $1,001,000, respectively.

Federal banking regulations place certain restrictions on dividends paid by the Bank. The total amount of dividends which may be paid at any date and is generally limited to the retained earnings of the Bank. In addition, dividends paid by the Bank would be prohibited if the effect thereof would cause the Bank’s capital to be reduced below applicable minimum capital requirements.

20.	RECENT ACCOUNTING PRONOUNCEMENTS AND ACCOUNTING CHANGES

In November 2002, the FASB issued FASB Interpretation No. 45, “Guarantor’s Accounting and Disclosure Requirements for Guarantees, including Indirect Guarantees of Indebtedness of Others” (FIN 45).

The interpretation elaborates on the disclosures to be made by a guarantor in its financial statements under certain guarantees that it has issued. It also clarifies that a guarantor is required to recognize, at the inception of a guarantee, a liability for the fair value of the obligation undertaken in issuing the guarantee. The interpretation requires disclosure of the nature of the guarantee, the maximum potential amount of future payments that the guarantor could be required to make under the guarantee, and the current amount of the liability, if any, for the guarantor’s obligations under the guarantee. The recognition requirements of the Interpretation were effective beginning January 1, 2003.

The FASB also revised FASB Interpretation 46, “Consolidation of Variable Interest Entities, an interpretation of ARB No. 51” (FIN 46). The interpretation provides a framework for identifying variable interest entities (VIEs), and determining when a company should include the assets, liabilities, noncontrolling interests and results of activities of a VIE in its consolidated financial statements. As revised, FIN 46 is effective beginning in the first quarter of 2004 for all VIEs (other than what is commonly referred to as special purpose entities, VIEs of small business issuers, and VIEs of nonpublic entities). The Bank does not currently utilize VIEs or so called special purpose entities.

In November 2003, the FASB’s Emerging Issues Task Force (EITF) reached consensus on new disclosure requirements related to unrealized losses on investment securities. The new disclosure requirements apply to marketable equity and debt securities accounted for under Financial Accounting Board Statement No 115, “Accounting for Certain Investments in Debt and Equity Securities,” and are required for inclusion in annual reports with fiscal years ended after December 15, 2003.

In November 2003, the FASB issued FASB Staff Position (FSP) 144-1, “Determination of Cost Basis for Foreclosed Assets under FASB Statement No. 15”, “Accounting by Debtors and Creditors for Troubled Debt Restructurings,” and the Measurement of Cumulative Losses Previously Recognized under Paragraph 37 of FASB Statement No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets.” Under FSP 144-1, the lender is required to measure the foreclosure on a long-lived asset (e.g. real estate) at fair value less cost to sell on the foreclosure date, which establishes a new cost basis such that any loan valuation allowance is not retained. Thereafter, the lender would follow the impairment guidance in Statement No 144, and could not reflect any recovery in value of the property beyond the cost basis established upon foreclosure of the loan. This guidance was effective upon posting of the FSP to the FASB website in November 2003.

In April 2003, the Financial Accounting Standards Board issued Statement No. 149, “Amendment of Statement 133 on Derivative Instruments and Hedging Activities”. This statement amends and clarifies financial accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts (collectively referred to as derivatives) and for hedging activities under FASB Statement No. 133,” Accounting for Derivative Instruments and Hedging Activities”.

In May 2003, the Financial Accounting Standards Board issued Statement No. 150, “Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity”. This statement establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. It requires that an issuer classify a financial instrument that is within its scope as a liability (or an asset in some circumstances). Many of those instruments were previously classified as equity. This statement effective for financial instruments entered into or modified after May 31, 2003, and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003.

In December 2004, the FASB issued Statement No. 123 (revised 2004), which is a revision of Statement 123 “Accounting for Stock-Based Compensation”. This Statement establishes standards for the accounting for transactions in which an entity exchanges its equity instruments for goods or services. It also addresses transactions in which an entity incurs liabilities in exchange for goods or services that are based on the fair value of the entity’s equity instruments or that may be settled by the issuance of those equity instruments. This Statement focuses primarily on accounting for transactions in which an entity obtains employee services in share-based payment transactions. This Statement is effective for public entities as of the beginning of the first interim or annual reporting period that begins after June 15, 2005.

In December 2004, the FASB issued Statement No. 153, “Exchanges of Nonmonetary Assets”, an amendment of APB Opinion No. 29, Accounting for Nonmonetary Transactions”. This Statement eliminates the exception to fair value for exchanges of similar productive assets and replaces it with a general exception for exchange transactions that do not have commercial substance-that is, transactions that are not expected to result in significant changes in the cash flows of the reporting entity. This Statement is effective for nonmonetary asset exchanges occurring in fiscal periods beginning after June 15, 2005.

In May 2005, the FASB issued Statement No. 154, “Accounting Changes and Error Corrections—a replacement of APB Opinion No. 20 and FASB Statement No. 3”. This Statement requires retrospective application to prior periods’ financial statements of changes in accounting principle, unless it is impracticable to determine either the period-specific effects or the cumulative effect of the change. When it is impracticable to determine the period-specific effects of an accounting change on one or more individual prior periods presented, this Statement requires that the new accounting principle be applied to the balances of assets and liabilities as of the beginning of the earliest period for which retrospective application is practicable and that a corresponding adjustment be made to the opening balance of retained earnings. This Statement improves financial reporting because its requirement to report voluntary changes in accounting principles via retrospective application, unless impracticable, enhances the consistency of financial information between periods. This statement is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005.

During November 2005, the FASB issued FASB Staff Position (FSP) FAS 115-1 and 124-1, “The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments.” The guidance in this FSP addresses the determination of when an investment is considered impaired, whether that impairment is other than temporary, and the measurement of an impairment loss. The FSP also includes accounting considerations subsequent to the recognition of an other-than temporary impairment and requires certain disclosures about unrealized losses that have not been recognized as other-than-temporary impairments. The guidance in this FSP is required to be applied to reporting periods beginning after December 15, 2005. Earlier application is permitted.

The FASB has issued FASB Statement No. 155, “Accounting for Certain Hybrid Instruments.” This standard amends the guidance in FASB Statements No. 133, “Accounting for Derivative Instruments and Hedging Activities”, and No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities.” Statement 155 allows financial instruments that have embedded derivatives to be accounted for as a whole (eliminating the need to bifurcate the derivative from its host) if the holder elects to account for the whole instrument on a fair value basis. Statement 155 is effective for all financial instruments acquired or issued after the beginning of an entity’s first fiscal year that begins after September 15, 2006. Earlier adoption is permitted as of the beginning of an entity’s fiscal year, provided the entity has not yet issued financial statements, including financial statements for any interim period for that fiscal year. Provisions of this Statement may be applied to instruments that an entity holds at the date of adoption on an instrument-by-instrument basis. The financial statement effect of the change in accounting, if any, should be recognized as a cumulative-effect adjustment to beginning retained earnings. Prior periods should not be restated.

Management does not expect these accounting pronouncements to have a material impact on the financial statements.

14

Summary of Operations

(Dollars in Thousands Except Per Share Data)

	2005	2004	2003	2002	2001
FOR THE YEAR:
Total Interest Income	$10,650	$11,649	$14,222	$16,651	$16,930
Total Interest Expense	4,984	4,936	6,510	8,790	12,349

Net Interest Income	5,666	6,713	7,712	7,861	4,581
Provision for Loan Losses	120	120	898	120	72

Net Interest Income After Provision for Loan Losses	5,546	6,593	6,814	7,741	4,509
Non-Interest Income	703	790	819	776	587
Non-Interest Expense	5,285	5,018	5,021	5,148	4,387

Net Income Before Taxes	964	2,365	2,612	3,369	709
Applicable Income Taxes:
Current	61	563	1,033	1,030	129
Deferred	87	(25)	(283)	3	1

Net Income	$816	$1,827	$1,862	$2,336	$579

Basic and Diluted
Net Income Per Share*	$1.66	$3.71	$3.78	$4.74	$1.18

* Net income per share has been retroactively adjusted to reflect the stock dividend in 2003.

	2005	2004	2003	2002	2001
AT YEAR END:
Interest-Bearing Deposits in Other Financial Institutions	$15,634	$19,497	$14,847	$13,660	$12,177
Federal Funds Sold	—	12,455	4,645	61,900	81,475
Investment Securities	56,762	42,179	65,399	62,988	71,475
Loans (Net)	123,383	139,998	153,788	122,802	124,858
Deposits	189,557	208,571	234,126	257,230	284,857
Demand	23,695	23,375	22,588	20,858	19,127
Interest-Bearing Demand	23,547	35,466	40,365	31,984	29,464
Savings	21,741	24,537	21,236	18,613	14,774
Time	120,574	125,193	149,937	185,775	221,492
Capital Accounts	19,568	18,752	16,925	15,079	12,760
Total Resources	209,881	228,312	252,088	275,555	302,727
Carrying Value Per Share	$39.75	$38.09	$34.38	$30.63	$25.92

	2005	2004	2003	2002	2001
DAILY AVERAGES FOR THE YEAR:
Interest-Bearing Deposits in Other Financial Institutions	$14,822	$17,789	$15,040	$12,559	$11,475
Federal Funds Sold	2,061	6,649	37,142	19,168	43,015
Investment Securities	52,260	59,372	53,039	75,071	61,129
Loans	138,757	147,300	149,559	155,744	139,449
Deposits	201,506	221,683	253,902	257,433	243,551
Demand	23,861	23,854	22,556	20,094	16,492
Interest-Bearing Demand	17,210	18,479	16,641	15,150	15,419
Savings (Includes MMDA’s)	35,515	43,035	41,351	26,533	17,591
Time	124,920	136,315	173,354	195,656	194,049
Capital Accounts	19,166	17,933	16,156	14,057	12,273
Total Resources	$221,209	$242,191	$269,591	$254,925	$256,976

15

Price Range of Common Stock

	2005		2004		Dividends Per Share
	High	Low	High	Low	2005	2004
First Quarter	$45	$40	$45	$40	—	—
Second Quarter	45	40	45	40	—	—
Third Quarter	45	40	45	40	—	—
Fourth Quarter	45	40	45	40	—	—

Officers

Worth Harris Carter, Jr.

Chairman of the Board and President

Michael R. Beavers	Wanda G. Burnette
Vice President, Cashier and Managing Officer - Hershberger Road	Assistant Cashier and Managing Officer - Forest Road

Bobby H. Lugar	Melissa Hudson
Vice President and Managing Officer - New Castle	Assistant Cashier and Managing Officer - Electric Road

Tracy Assaid	C. Patrick Harper
Assistant Vice President and Managing Officer - Franklin Road	Branch Manager - Southeast

J. Scott Carter	Jennifer T. King
Assistant Vice President and Managing Officer - Bedford	Branch Manager - Peters Creek Road

Donna R. Cole	Shellie D. Mellady
Assistant Vice President and Managing Officer - Vinton	Branch Manager - Cave Springs

Debra C. Simmons	Kischa Steele
Assistant Vice President and Managing Officer - Moneta	Branch Manager - Hot Springs

Mark A. Stevenson	Linda S. Turner
Assistant Vice President - Commercial Loans	Branch Manager - Blue Ridge

April Berger
Assistant Cashier and Managing Officer - Plantation

Directors

Worth Harris Carter, Jr.	Mary Alice Ramsey
Chairman of the Board and President	Retired

Walter P. Kingery	Leo H. Scott
Retired	President, Leo H. Scott, Inc.

Sidney D. Mason
Retired

P.O. Box 21167

Roanoke, Virginia 24018-0536

(540) 563-0095

Member FDIC

First National Exchange Bank

P.O. Box 21167

Roanoke, Virginia 24018-0536

(540) 563-0095

Annex T

OFFICE OF THE COMPTROLLER OF THE CURRENCY

WASHINGTON, D.C. 20219

FORM 10-QSB

☒	QUARTERLY REPORT UNDER SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the quarterly period ended September 30, 2006

OR

☐	TRANSITION REPORT UNDER SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from              to

Commission file number: n/a

FIRST NATIONAL EXCHANGE BANK

(Name of small business issuer as specified in its charter)

National Bank	54-1888304
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1722 Hershberger Road Roanoke, VA	24012
(Address of principal executive offices)	(Zip Code)

(540) 563-0095

Issuer’s telephone number

n/a

(Former name, former address and former fiscal year, if changed since last report)

Check whether the issuer (1) filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.    Yes  ☒    No  ☐

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).    Yes  ☐    No  ☒

As of November 13, 2006, there were issued and outstanding 492,329 shares of the issuer’s common stock.

Transitional Small Business Disclosure Format:    Yes  ☐    No  ☒

1

2

FORWARD–LOOKING STATEMENTS

This report contains statements concerning the Bank’s expectations, plans, objectives, future financial performance and other statements that are not historical facts. These statements may constitute “forward-looking statements” as defined by federal securities laws. In some cases, readers can identify the forward-looking statements by the use of words such as “may,” “ will,” “should,” “could,” “expect,” “plan,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative or other variations of these words, or other comparable words or phrases. These statements may address issues that involve estimates and assumptions made by management, risks and uncertainties, and actual results could differ materially from historical results or those anticipated by such statements. Factors that could have a material adverse effect on the Bank’s operations and future prospects include, but are not limited to, changes in: interest rates; general and local economic conditions; the legislative/regulatory climate; monetary and fiscal policies of the U.S. government, including policies of the U.S. Treasury and the Federal Reserve Board; the quality or composition of loan or investment portfolios; demand for loan products; deposit flows; competition; demand for financial services in our market area and accounting principles, policies and guidelines. These risks and uncertainties should be considered in evaluating the forward-looking statements contained herein, and readers are cautioned not to place undue reliance on such statements, which speak only as of the date of this report.

3

PART I - FINANCIAL INFORMATION

Item 1 - FINANCIAL STATEMENTS

FIRST NATIONAL EXCHANGE BANK

STATEMENTS OF CONDITION

(Dollars in Thousands)

	September 30, 2006 (Unaudited)	December 31, 2005
ASSETS
Interest-Bearing Deposits in Other Financial Institutions	$12,366	$15,634
Investment Securities
U.S. Agency Securities	55,775	56,762
Federal Funds Sold	5,000	—
Loans	128,217	125,405
Less: Unearned Income	(137)	(148)
Allowance for Loan Losses	(1,981)	(1,874)

Net Loans	126,099	123,383

Earning Assets	199,240	195,779

Cash and Due From Banks	6,390	6,707
Bank Premises and Equipment	3,398	3,520
Real Estate Owned Other Than Bank Premises	501	511
Investment in Associated Companies	769	769
Other Assets	2,934	2,595

TOTAL ASSETS	$213,232	$209,881

LIABILITIES
Deposits
LIFETIME FREE CHECKING	$24,446	$23,695
Interest-Bearing Demand	18,277	23,547
Regular Passbook Savings	20,960	21,741
Time Deposits
Certificates of Deposit $100,000 or More	21,658	18,689
Other	107,155	101,885

Total Deposits	192,496	189,557
Notes issued to the U.S. Treasury	195	273
Other Liabilities	552	483
Subordinated Notes and Debentures	—	—

TOTAL LIABILITIES	193,243	190,313

SHAREHOLDERS’ EQUITY
Common Stock, Par Value $5.00 Per Share, Authorized 2,500,000 Shares, 492,329 Outstanding in 2006 and 2005	2,462	2,462
Surplus	13,344	13,344
Undivided Profits	4,183	3,762

TOTAL SHAREHOLDERS’ EQUITY	19,989	19,568

TOTAL LIABILITIES AND SHAREHOLDERS EQUITY	$213,232	$209,881

See accompanying notes to unaudited financial statements.

4

FIRST NATIONAL EXCHANGE BANK

STATEMENTS OF INCOME

	Nine Months Ended September 30,		Three Months Ended September 30,
	2006	2005	2006	2005
	(Unaudited)		(Unaudited)
INTEREST INCOME
Interest and Fees on Loans
Taxable	$5,404	$5,720	$1,866	$1,965
Non-Taxable	431	375	142	126
Interest on Deposits in Other Financial Institutions	418	411	140	140
Interest on Federal Funds Sold	89	57	41	11
Interest and Dividends on Securities
U.S. Agency Securities	1,674	1,434	591	481
Obligations of States and Political Subdivisions	—	15	—	4

TOTAL INTEREST INCOME	8,016	8,012	2,780	2,727

INTEREST EXPENSE
Interest on Time Deposits $100,000 or More	620	552	230	200
Interest on Other Deposits	3,423	3,131	1,213	1,087
Interest on Federal Funds Purchased	2	16	—	8
Interest on Notes Issued to the U.S. Treasury	3	4	1	2

TOTAL INTEREST EXPENSE	4,048	3,703	1,444	1,297

NET INTEREST INCOME	3,968	4,309	1,336	1,430
Provision for Loan Losses	45	90	15	30

NET INTEREST INCOME AFTER
PROVISION FOR LOAN LOSSES	3,923	4,219	1,321	1,400

NON-INTEREST INCOME
Service Charges, Commissions and Fees	392	368	123	107
Other Non-Interest Income	92	98	31	31

TOTAL NON-INTEREST INCOME	484	466	154	138

NON-INTEREST EXPENSE
Salaries and Employee Benefits	2,253	2,197	760	742
Occupancy Expense (Net)	631	631	212	209
Operations Center Expense	679	706	226	237

Other Non-Interest Expense	428	360	134	117

TOTAL NON-INTEREST EXPENSE	3,991	3,894	1,332	1,305

INCOME BEFORE INCOME TAXES	416	791	143	233
Income Tax Expense	(5)	135	5	35

NET INCOME	$421	$656	$138	$198

EARNINGS PER COMMON SHARE:
Basic and Diluted	$0.86	$1.33	$0.28	$0.40

Weighted Average Shares Outstanding	492,329	492,329	492,329	492,329
Cash Dividends Per Common Share	$—	$—	$—	$—

See accompanying notes to unaudited financial statements.

5

FIRST NATIONAL EXCHANGE BANK

STATEMENTS OF CASH FLOWS

(Dollars in Thousands)

	Nine Months Ended “September 30,
	2006	2005
	(Unaudited)
Cash Flows From Operating Activities
Net Income	$421	$656
Adjustments to reconcile net income to net cash provided by operating activities
Provision for Loan Losses	45	90
Depreciation of Bank Premises and Equipment	184	183
Increase (Decrease) in Unearned Income	(11)	(1)
(Increase) Decrease in Other Assets	(339)	593
Increase (Decrease) in Other Liabilities	69	24

Net Cash From Operating Activities	369	1,545

Cash Flows From Investing Activities
Proceeds from Maturity of Interest Bearing Balances	10,684	11,874
Purchase of Interest Bearing Balances	(7,416)	(8,605)
Payments on Investment Securities	9,987	8,421
Purchase of Investment Securities	(9,000)	(19,000)
Purchase of Bank Premises and Equipment	62	(65)
Net (Increase) Decrease in Short-Term Loans Outstanding, Net	(2,558)	(6,903)
Longer-Term Loans Originated or Purchased	(7,419)	(12,040)
Principal Collected on Longer-Term Loans	7,103	24,589
(Increase) Decrease in Other Real Estate	10	28

Net Cash From Investing Activities	1,453	(1,701)

Cash Flows from Financing Activities
Increase in Demand and Savings accounts	(5,300)	(11,166)
Proceeds from Sale of Time Deposits	44,385	41,403
Payments for Matured Time Deposits	(36,146)	(41,232)
Net Increase (Decrease) in Notes issued to the U.S. Treasury	(78)	(295)

Net Cash From Financing Activities	2,861	(11,290)

Net (Decrease) Increase in Cash and Cash Equivalents	4,683	(11,446)
Cash and Cash Equivalents at Beginning of Period	6,707	18,447

Cash and Cash Equivalents at End of Period	$11,390	$7,001

Cash and Cash Equivalents Include:
Cash and Due From Banks	$6,390	$5,861
Federal Funds Sold	5,000	1,140

Total Cash and Cash Equivalents at Period End	$11,390	$7,001

Supplementary Data:
Cash Paid for Interest	$3,940	$3,606
Cash Paid for Taxes	—	135

See accompanying notes to unaudited financial statements.

6

FIRST NATIONAL EXCHANGE BANK

STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY

(Dollars in Thousands)

	Common Stock			Undivided
	Shares	Par Value	Surplus	Profits
Balances, December 31, 2005	492,329	$2,462	$13,344	$3,762

Net Income	—	—	—	421

Balances, September 30, 2006 (Unaudited)	492,329	$2,462	$13,344	$4,183

Notes To Unaudited Financial Statements

The unaudited interim financial statements of the Bank are prepared in sting only of normal recurring adjustments) necessary for a fair presentation of the financial position and results the conformity with accounting principles generally accepted in the United States of America and the instructions to Securities and Exchange Commission’s Form 10-QSB. In the opinion of management, all adjustments (consi of operations for the periods presented have been included. The financial statements should be read in conjunction with the financial statements and notes contained in the Bank’s Annual Report on Form 10-KSB for the year ended December 31, 2005. The results for the six months ended September 30, 2006 are not necessarily indicative of the results for the entire fiscal year ending December 31, 2006.

Certain reclassifications have been made to the prior year financial statements to conform to the 2006 presentation. These reclassifications had no effect on previously reported net income.

NOTE 1 - INVESTMENT SECURITIES

(Dollars in Thousands)

The Bank has the ability and intent to carry the investments noted with an unrealized loss to the final maturity of the instrument and considers these investments not other-than-temporarily impaired.

The following table sets forth a summary of the investment securities portfolio as of the periods indicated:

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Market Value
September 30, 2006 (Unaudited)
U.S. Agency Securities	$55,775	$15	$585	$55,205

Total Securities	$55,775	$15	$585	$55,205

December 31, 2005

U.S. Agency Securities	$56,762	$14	$742	$56,034

Total Securities	$56,762	$14	$742	$56,034

7

NOTE 2 - LOANS

(Dollars in Thousands)

The composition of the loan portfolio by dollar amount is shown in the table below:

	September 30, 2006 (Unaudited)	December 31, 2005
Secured by real estate
Construction Loans	$8,562	$7,706
Secured by farmland (including farm residential and other improvements)	3,421	3,517
Secured by 1-4 family residential properties	7,257	3,386
Secured by multi-family residential properties	3,174	3,307
Secured by non-farm residential property	75,193	79,132
Loans to finance agricultural production and other loans to farmers	325	251
Commercial and industrial loans	11,643	9,539
Loans to individuals for household, family and other personal expenditures	1,783	1,793
Obligations (other than securities) of states and political subdivisions	16,859	16,774
Less: Unearned Income	(137)	(148)

Total loans and leases	$128,080	$125,257

NOTE 3 - ALLOWANCE FOR LOAN LOSSES

(Dollars in Thousands)

The allowance for loan losses is an estimate of losses inherent in the loan portfolio as determined by management taking into consideration historical loan loss experience, diversification of the loan portfolio, amounts of secured and unsecured loans, banking industry standards and averages, and general economic conditions. Ultimate losses may vary from current estimates. These estimates are reviewed periodically and as adjustments become necessary, they are reported in earnings in the periods which they become reasonably estimable.

The following table summarizes the activity in the allowance for loan losses in the periods presented:

	September 30, 2006 (Unaudited)	December 31, 2005
Balance at beginning of Period	$1,874	$1,845

Provision for Loan Losses	45	120
Charge-Offs,Net Of (Recoveries):
Real Estate Loans	(66)	76
Installment Loans	4	15
Commercial Loans	—	—

Total Net Loan Losses	(62)	91

Balance End of Period	$1,981	$1,874

NOTE 4 - NONPERFORMING ASSETS AND DELINQUENT LOANS

(Dollars in Thousands)

	September 30, 2006 (Unaudited)	December 31, 2005
Nonaccrual Loans
Real Estate	$3,609	$3,609
Installment	—	—
Commercial	—	—

Total Nonaccrual Loans	3,609	3,609
Foreclosed Properties	501	511

Total Nonperforming Assets	$4,110	$4,120

Loans 90 Days or More Past Due and Still Accruing
Real Estate	$830	$—
Installment	—	—
Commercial	—	—

Total Loans 90 Days or More Past Due	$830	$—

8

Item 2 - MANAGEMENT’S DISCUSSION AND ANALYSIS

The Bank

Incorporated in 1998 as a national banking association with its main office in Roanoke, Virginia, the Bank operates under a national charter and provides full banking services. The Bank was created thru a spin-off of the assets, liabilities, and related capital from four offices of First National Bank in Rocky Mount, Virginia. As a national bank, the Bank is subject to regulation by the Comptroller of the Currency, the Federal Deposit Insurance Corporation and the Board of Governors of the Federal Reserve System. The Bank generates commercial (including agricultural), mortgage and consumer loans and receives deposits from customers located primarily in the areas surrounding the Bank’s offices in the Roanoke Valley, including the Cities of Roanoke and Salem and the Counties of Roanoke, Bedford and Craig; and as a result of a new office recently opened in Hot Springs, we now have a presence in Bath County. The Bank operates under the name “First National Exchange Bank” and all of its offices are located in Virginia. At September 30, 2006, the Bank had $213 million in assets, $126 million in net loans, $192 million in deposits and $19.9 million in total shareholders’ equity.

Proposed Reorganization and Merger

On July 28, 2006, the Bank entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Blue Ridge Bank, N.A., Central National Bank, Community National Bank, First National Bank, Mountain National Bank, Patrick Henry National Bank, Patriot Bank, National Association, Peoples National Bank, Shenandoah National Bank (together with the Bank, the “Banks”) and Carter Bank & Trust, a new Virginia chartered bank that will be headquartered in Martinsville, Virginia. The Merger Agreement sets forth the terms and conditions pursuant to which the Banks will reorganize by merging into Carter Bank & Trust (the “Merger”).

All officers and employees of the existing Banks will remain unchanged as a result of the Merger. Worth Harris Carter, Jr. is currently Chairman of the Board and President of each of the Banks and will serve as Chairman of the Board and President of Carter Bank & Trust. Under the terms of the Merger Agreement, shareholders of each of the Banks will receive a certain number of shares in Carter Bank & Trust in exchange for each share held in the existing Banks as follows: each share of Blue Ridge Bank: 2.474 shares; each share of Central National Bank: 5.470 shares; each share of Community National Bank: 4.350 shares; each share of First National Bank: 1.613 shares; each share of First National Exchange Bank: 4.509 shares; each share of Mountain National Bank: 3.981 shares; each share of Patrick Henry National Bank: 1.112 shares; each share of Patriot Bank: 5.775 shares; each share of Peoples National Bank: 1.945 shares; and each share of Shenandoah National Bank: 3.461 shares.

Consummation of the Merger is subject to a number of customary conditions including (i) the approval of the Merger by the shareholders of each of the Banks and Carter Bank & Trust and (ii) the receipt of all required regulatory approvals, including approval by the Virginia State Corporation Commission and the Federal Deposit Insurance Corporation. The Merger is expected to be completed in the fourth quarter of 2006 and will be accounted for using the purchase method of accounting.

Critical Accounting Policies

The accounting and reporting policies of the Bank conform to generally accepted accounting principles (GAAP) in the United States of America and to general practices within the banking industry. The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the

9

amounts reported in the financial statements and accompanying notes. We believe the most significant of these estimates involves the allowance for loan losses because of its potential impact on our overall performance. We have described our policies in this area below. A summary of the Bank’s significant accounting policies can be found in the Notes to Financial Statements included in the Bank’s 2005 Annual Report on Form 10-KSB.

In general, determining the amount of the allowance for loan losses requires significant judgment and the use of estimates by management allowing for losses inherent to the loan portfolio. The Bank maintains an allowance for loan losses to absorb probable losses in the loan portfolio based on a quarterly analysis of the portfolio. This analysis determines an appropriate level of the allowance for loan losses by considering factors affecting loan losses, including specific losses, levels and trends in impaired and non-performing loans, historical loan loss experience, current economic conditions, volume, growth and composition of the portfolio, and other relevant factors. The Bank records a provision for loan losses to maintain the allowance at an adequate level. The provision expense could increase or decrease each quarter based upon the results of management’s formal analysis.

The amount of the allowance represents management’s estimate of expected losses from existing loans based upon specific allocations for individual lending relationships and historical loss experience. The allowance for loan losses related to impaired loans is based on discounted cash flows using the loan’s initial effective interest rate or the fair value of the collateral for certain collateral dependent loans. This evaluation requires management to make estimates of the amounts and timing of future cash flows on impaired loans, which consists primarily of non-accrual and restructured loans. Actual losses for these loans can vary significantly from these estimates.

Investment securities are stated at cost, adjusted for amortization of premiums and accretion of discounts, and computed by the interest method. The Bank has positive intent and ability to hold these securities until maturity. Gains and losses on sales, if any, of securities are based upon the adjusted cost of the specific securities sold. If any of the securities are not held to maturity, the classification of the entire portfolio could change to available for sale. This could require fair value accounting for not just the tainted securities but the entire portfolio, and possibly, the recognition of unrealized losses as other than temporary in the income statement.

Real estate properties acquired through or in lieu of loan foreclosure are initially recorded at the lower of the Bank’s carrying amount or fair value less estimated selling cost at the date of foreclosure. Any write-downs based on the asset’s fair value at the date of acquisition are charged to the allowance for loan losses. After foreclosure, these assets are carried at the lower of their new cost basis or fair value less cost to sell. Costs of significant property improvements are capitalized, whereas costs relating to holding property are expensed. The portion of interest costs relating to development of real estate is capitalized. Valuations are periodically performed by management, and any write-downs are recorded as a charge to operations, if necessary, to reduce the carrying value of a property to the lower of its carrying value or fair value less cost to sell. The fair value of other real estate owned, including related selling costs, is an estimate that may change in the near term. If estimates change that decrease the expected fair value of the property, the recognition of this loss is reflected in the income statement for the period the estimate changes.

Overview

Net income for the first nine months of 2006 equaled $421,000, or $0.86 per share, compared to $656,000, or $1.33 per share for 2005. On an annualized basis, this represents a return on average assets of 0.27% and return on average equity of 3% compared to 0.39% and 5%, respectively, for the same period last year.

Net interest income declined $341,000 or 8.67% compared to the prior year. Total non-interest expense reflected an increase of $97,000. The Bank’s net income declined to $421,000. Loans have increased $2.8 million. We anticipate increasing U.S. Agency Securities in the near future and expect our net interest margins to improve and earnings are expected to increase.

Total Liabilities at September 30, 2006 were $193,243,000, down from $190,313,000 at December 31, 2005.

Total Shareholders’ Equity at September 30, 2006 was $19,989,000. At December 31, 2005, total Shareholders’ Equity was $19,568,000.

10

Results of Operations

Net Interest Income. Net Interest Income is our largest source of revenue. Net Interest Income declined $341,000 compared to the prior year. See Note 5 – Average Balances and Net Interest Income to the financial statements, for additional information in regard to Net Interest Income.

The following table details the average balances and cost and yield data for the earning assets and interest-bearing liabilities:

	For the Nine Months Ended
	September 30, 2006			September 30, 2005
	(Unaudited)
Asset/Liability	Average Balance	Income/ Expense	Yield/ Cost	Average Balance	Income/ Expense	Yield/ Cost	Increase (Decrease)
Real Estate Loans	$96,231	$4,379	6.07%	$108,481	$4,732	5.82%	$(353)
Installment Loans	1,739	131	10.04%	1,865	134	9.58%	(3)
Commercial Loans	29,509	1,325	5.99%	29,288	1,229	5.60%	96

Total Loans -Net of unearned income	127,479	5,835	6.10%	139,634	6,095	5.82%	(260)

Interest-Bearing Deposits in Other Financial Institutions	11,740	418	4.75%	16,582	411	3.30%	7

Investment Securities	55,432	1,674	4.03%	52,966	1,449	3.65%	225

Federal Funds Sold	3,061	89	3.88%	1,368	57	5.56%	32

Total Earning Assets	197,712	8,016	5.41%	210,550	8,012	5.07%	4

Interest-Bearing Transaction Accounts	12,573	114	1.21%	16,271	144	1.18%	(30)
Savings Accounts (Including MMDAs)	26,289	332	1.68%	33,626	395	1.57%	(63)
Certificates of Deposit Over $100,000	20,195	620	4.09%	20,847	552	3.53%	68
Other Certificates of Deposits	104,966	2,977	3.78%	105,820	2,592	3.27%	385

Total Deposits	164,023	4,043	3.29%	176,564	3,683	2.78%	360

Notes issued to the U. S. Treasury	91	3	4.40%	91	4	5.86%	(1)

Federal Funds Purchased	26	2	10.26%	956	16	2.23%	(14)

Total Interest-Bearing Liabilities	$164,140	$4,048	3.29%	$177,611	$3,703	2.78%	$345

Net Interest Income		$3,968	2.68%		$4,309	2.73%	$(341)

Allowance and Provision for Loan Losses. The Allowance for Loan Losses represents management’s estimation of the amount necessary to absorb future losses in the loan portfolio. On the Statement of Condition, the Allowance for Loan Losses is deducted from Total Loans so that the net amount shown represents the estimated realizable total loans. The Provision for Loan Losses is the amount charged to expense to maintain the Allowance at an adequate level.

The Allowance for Loan Losses was $1,981,000, or 1.5% of total loans outstanding, at September 30, 2006. In the view of management, the Allowance for Loan Losses is adequate to meet the loss contingency based on experience factors and a review of the loan portfolio.

The Provision for Loan Loss was $45,000 for the nine months ended September 30, 2006 and $90,000 for 2005. See Note 3 – Allowance for Loan Losses and Note 4 – Nonperforming Assets and Delinquent Loans to the financial statements, for additional information.

11

Non-Interest Income. Non-Interest Income remained flat for the nine month period ended September 30, 2006, compared to the same period of 2005. The largest source of non-interest income is Services Charges, Commissions and Fees, which also remained flat at September 30, 2006 compared to the same period last year.

Non-Interest Expense. Non-Interest Expense increased $97,000, or 2.5%, for the nine month period ended September 30, 2006, compared to the same period of 2005.

Income Taxes. The Bank recorded a $5,000 credit in income tax expense during the first nine months of 2006, as compared to $135,000 expense in 2005. The effective income tax rate declined between the periods, due to a higher percentage of tax exempt income to pretax accounting income in the current period.

Analysis of Financial Condition

Investments. U. S. Agency Securities investments have decreased $987,000, or 1.8%, compared to December 31, 2005. As interest rates continue to increase, the Bank plans to increase U. S. Agency Securities.

Loans. Loans increased $2.8 million, or 2%, compared to December 31, 2005. The increase took place primarily in the commercial and industrial segment of the portfolio. Real estate secured loans made up approximately 76% of net loans at September 30, 2006.

Non-Performing Assets and Impaired Loans. Non-performing assets, which consist of nonaccrual loans and foreclosed properties, were $4,110,000 at September 30, 2006 and $3,609,000 at December 31, 2005. Nonaccrual Loans equaled $3,609,000 at September 30, 2006 and December 31, 2005. The nonaccrual loans include a portion of loans considered to be impaired at quarter end, September 30, 2006 and year end, December 31, 2005. Foreclosed Properties equaled $501,000 at September 30, 2006 and $511,000 at December 31, 2005.

Nonaccrual loans are those loans contractually past due 90 days or more on which no interest is being accrued. Other real estate owned consists of real estate acquired through foreclosure. These properties are reviewed quarterly and reduced to an estimated realizable value at that time.

Deposits. Total deposits have remained flat compared to December 31, 2005, due to low interest rates and the bank allowing higher cost deposits to decrease. The majority of the decline occurred prior to year end 2005, as deposits are basically the same at the end of the second quarter as they were at the end of the year.

Capital. The federal regulatory agencies use risk-based capital ratios to analyze the adequacy of a bank’s capital. These ratios weigh bank assets from 0% to 100%, depending upon the risks inherent in each type of asset. The Bank continues to meet all requirements for a well-capitalized bank as defined by the regulatory agencies.

The following table presents the key risk-based capital ratios for the periods indicated:

	September 30, 2006	December 31, 2005
Tier 1 Ratio	14.57%	14.40%
Total Risk-Based Capital Ratio	15.82%	15.65%
Leverage Ratio	9.58%	9.16%

Shareholders’ Equity was $19,989,000 at September 30, 2006 compared to $19,568,000 at December 31, 2005.

Liquidity. Liquidity is our ability to fund both loans and investments in the normal course of business and to provide adequate protection for unexpected deposit withdrawals or other demands for funds without incurring a significant negative impact on profitability. Our primary source of day-to-day liquidity lies in the combination of cash, deposit balances, checks in process of collection, deposit growth and federal funds sold. Federal funds are excess funds that are sold to other banks, generally on a one-day basis. Normal funds from the repayment of loans and investments augment these funds.

12

Our secondary source of liquidity lies in our investments and deposits in other financial institutions. While our investments are categorized as held-to-maturity, they consist primarily of short-term U S Agency Securities that are readily marketable. The majority of our investment securities mature in five years or less. Interest-bearing deposits in other financial institutions generally mature in two years or less and the volume of this investment decreased for the first nine months.

Off-Balance Sheet Arrangements. Commitments to extend credit, which amounted to $1,121,000 at September 30, 2006 and $250,000 at December 31, 2005, respectively, represent agreements to lend to customers with fixed expiration dates or other termination clauses. Since many of the commitments are expected to expire without being funded, the total commitment amounts do not necessarily represent future liquidity requirements. Standby letters of credit are conditional commitments issued by the Bank guaranteeing the performance of a customer to a third party. Those guarantees are primarily issued to support public and private borrowing arrangements. The Bank had outstanding letters of credit in the amount of $526,000 at September 30, 2006 and $492,000 at December 31, 2005.

Recent Accounting Pronouncements.In June 2005, the FASB issued Statement No. 154, “Accounting Changes and Error Corrections”, which replaces APB Opinion No. 20, “Accounting Changes” and FASB Statement No. 3, “Reporting Accounting Changes in Interim Financial Statements.” Statement No., 154 requires that a voluntary change in accounting principle be applied retrospectively with all prior period financial statements presented on the new accounting principle. Statement No. 154 also requires that a change in method of depreciating or amortizing a long-lived non-financial asset be accounted for prospectively as a change in estimate, and correction of errors in previously issued financial statements should be termed a “restatement.” Statement No. 154 is effective for accounting changes and correction of errors made in fiscal years beginning after December 15, 2005. Management does not expect this accounting pronouncement to have a material impact on the financial statements.

Item 3 - CONTROLS AND PROCEDURES

The Bank maintains a system of disclosure controls and procedures that is designed to ensure that material information is accumulated and communicated to management, including the Bank’s president (who is the Bank’s principal executive officer and principal financial officer), as appropriate to allow timely decisions regarding required disclosure. As required, management, with the participation of the Bank’s president, evaluated the effectiveness of the design and operation of the Bank’s disclosure controls and procedures as of the end of the period covered by this report. Based on this evaluation, the Bank’s president concluded that the Bank’s disclosure controls and procedures were operating effectively to ensure that information required to be disclosed by the Bank in reports that it files or submits under the Securities Exchange Act of 1934, as amended, is recorded, processed, summarized, and reported within the time periods specified in the rules and forms of the SEC.

Because of the inherent limitations in all control systems, no evaluation of controls can provide absolute assurance that the Bank’s disclosure controls and procedures will detect or uncover every situation involving the failure of persons within the Bank to disclose material information otherwise required to be set forth in the Bank’s periodic reports.

The Bank’s management is also responsible for establishing and maintaining adequate internal control over financial reporting to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. There were no changes in the Bank’s internal control over financial reporting during the Bank’s quarter ended September 30, 2006 that have materially affected, or are reasonably likely to materially affect, the Bank’s internal control over financial reporting.

13

PART II - OTHER INFORMATION

Item 1 - LEGAL PROCEEDINGS.

There are no material pending legal proceedings to which the Bank is a party or to which the property of the Bank is subject.

Item 2 – UNREGISTERED SALES OF EQUITY SECURITIES AND USE OF PROCEEDS.

None.

Item 3 - DEFAULTS UPON SENIOR SECURITIES.

None.

Item 4 - SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

Item 5 - OTHER INFORMATION

None.

Item 6 - EXHIBITS AND REPORTS ON FORM 8-K

Exhibits:

2.1	Agreement and Plan of Merger, dated as of July 28, 2006, by and among Blue Ridge Bank, N.A., Central National Bank, Community National Bank, First National Bank, First National Exchange Bank, Mountain National Bank, Patrick Henry National Bank, Patriot Bank, National Association, Peoples National Bank, Shenandoah National Bank and Carter Bank & Trust (incorporated by reference to Exhibit 2.1 to Form 8-K filed with the Office of the Comptroller of the Currency on July 31, 2006).

3.1	Articles of Association (filed with the Office of the Comptroller of the Currency prior to the opening of the Bank)

3.2	Amended and Restated Bylaws (as amended and restated through February 23, 2005) (incorporated by reference to Exhibit 3.2 to Form 8-K filed with the Office of the Comptroller of the Currency on February 23, 2005)

31	Certification by principal executive officer and principal financial officer pursuant to Rule 13a-14(a)

32	Certification of principal executive officer and principal financial officer pursuant to 18 U.S.C. § 1350

14

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FIRST NATIONAL EXCHANGE BANK

Date: November 13, 2006
Worth Harris Carter, Jr.
Chairman of the Board and President (Principal executive officer and principal financial officer)

15

Exhibit 31

CERTIFICATION

I, Worth Harris Carter, Jr., certify that:

1.	I have reviewed this quarterly report on Form 10-QSB of First National Exchange Bank;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.	Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the small business issuer as of, and for, the periods presented in this report;

4.	I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the small business issuer and have:

(a)	Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under my supervision, to ensure that material information relating to the small business issuer, including its consolidated subsidiaries, is made known to me by others within those entities, particularly during the period in which this report is being prepared;

(b)	Evaluated the effectiveness of the small business issuer’s disclosure controls and procedures and presented in this report my conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(c)	Disclosed in this report any change in the small business issuer’s internal control over financial reporting that occurred during the small business issuer’s most recent fiscal quarter (the small business issuer’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the small business issuer’s internal control over financial reporting; and

5.	I have disclosed, based on my most recent evaluation of internal control over financial reporting, to the small business issuer’s auditors and the audit committee of the small business issuer’s board of directors (or persons performing the equivalent functions):

(a)	All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the small business issuer’s ability to record, process, summarize and report financial information; and

(b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the small business issuer’s internal control over financial reporting.

Date: November 13, 2006
Worth Harris Carter, Jr.
Chairman of the Board and President (principal executive officer and principal financial officer)

16

Exhibit 32

CERTIFICATION OF

PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350)

The undersigned, as the principal executive officer and principal financial officer of First National Exchange Bank, certifies that, to the best of his knowledge and belief, the Quarterly Report on Form 10-QSB for the period ended September 30, 2006 which accompanies this certification fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of First National Exchange Bank at the dates and for the periods indicated. The foregoing certification is made pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350) and shall not be relied upon for any other purpose. The undersigned expressly disclaims any obligation to update the foregoing certification except as required by law.

Date: November 13, 2006
Worth Harris Carter, Jr.
Chairman of the Board and President (principal executive officer and principal financial officer)

17

Annex U

OFFICE OF THE COMPTROLLER OF THE CURRENCY

WASHINGTON, D.C. 20552

FORM 10-KSB/A

AMENDMENT NO. 1

☒	ANNUAL REPORT UNDER SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the fiscal year ended December 31, 2005

☐	TRANSITION REPORT UNDER SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from              to

Commission file number: n/a

MOUNTAIN NATIONAL BANK

(Name of small business issuer in its charter)

National Bank	54-1801531
(State or other jurisdiction of incorporation or organization)	(I.R.S Employer Identification No.)

543 East Stuart Drive Galax, VA	24333
(Address of principal executive offices)	(Zip Code)

Issuer’s telephone number: (276) 236-7107

Securities registered under Section 12(b) of the Exchange Act: None

Securities registered under Section 12(g) of the Exchange Act: None

Check whether the issuer is not required to file reports pursuant to Section 13 or 15(d) of the Exchange Act.    Yes  ☐    No  ☒

Check whether the issuer (1) filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days:    Yes  ☒    No  ☐

Check if there is no disclosure of delinquent filers in response to Item 405 of Regulation S-B contained in this form, and no disclosure will be contained, to the best of registrant’s knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-KSB or any amendment to this Form 10-KSB.  ☒

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).    Yes  ☐    No  ☒

The issuer’s total revenues for the fiscal year ended December 31, 2005 were $10,808,000.

The aggregate market value of the issuer’s common stock held by nonaffiliates as of March 14, 2006 was $21,330,000.

As of March 14, 2006, there were issued and outstanding 507,865 shares of the issuer’s common stock.

DOCUMENTS INCORPORATED BY REFERENCE

Portions of the 2005 Annual Report to Shareholders, as revised, are incorporated by reference in Part II of this report, which is attached hereto as Exhibit 13.

Transitional Small Business Disclosure Format    Yes  ☐    No  ☒

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Mountain National Bank

2005 ANNUAL REPORT ON FORM 10-KSB/A

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EXPLANATORY NOTE

Mountain National Bank (the “Bank”) is simultaneously submitting the following amended filings:(i) Form 10-KSB/A for the year ended December 31, 2005 and (ii) Form 10-QSB/A for the quarter ended June 30, 2006. These amended filings update the Bank’s reported financial information for the year ended December 31, 2005 and for the affected quarters of 2005 and 2006.

This amendment amends the Annual Report on Form 10-KSB filed by the Bank on March 31, 2006 (the “Original Filing”). The purpose of this amendment is to change the Bank’s financial statements and related footnote disclosures and related MD&A discussion for the periods covered by this Form 10-KSB/A to match the amended Consolidated Reports of Condition and Income (“Call Reports”) the Bank filed in June 2006 at the direction of the Office of the Comptroller of the Currency (“OCC”) to place on nonaccrual one loan to a borrower group secured by a first deed of trust on a hotel property in North Carolina.

The amendments to the financial statements consist of the following:

	As Originally Presented	Changes	As Revised
	(in thousands)
Statements of Financial Condition:
Loans	$126,098	$(53)	$126,045
Other Assets	2,286	23	2,309

Statements of Income:
Interest Income	10,261	(46)	10,215
Income Taxes	403	(16)	387
Net Income	1,386	(30)	1,356

Statements of Cash Flows:
Net cash from operating activities	1,352	(53)	1,299
Net cash from investing activities	(29,176)	53	(29,123)

Statements of Changes in Shareholders’ Equity:
Undivided profits	2,963	(30)	2,933

The Bank’s accountants previously advised the Bank that the financial statements included in the Original Filing were prepared in accordance with Generally Accepted Accounting Principles and that the amounts involved in the amendment of the Call Reports were not material. However, the OCC has advised the Bank that the financial statements in this Annual Report must be identical with the Bank’s Call Reports, as amended, to comply with OCC policy.

This Form 10-KSB/A does not change any of the information contained in Items 1-5 or 8-14 of the Original Filing, (other than to add Item8B for which the response is “None”), and which is repeated in this amended filing. Except for the changes noted above, references throughout this Form 10-KSB/A are accurate as of the date this Annual Report was originally filed and have not been updated to reflect events occurring subsequent to the original filing date.

Importantly, as of the date of this amended filing, the collateral securing the loan at issue has been liquidated as part of the Bank’s collection process and the loan has been paid in full. Therefore, all interest income adjusted in this Form 10-KSB/A will be reported by the Bank as income earned in the third quarter of 2006.

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FORWARD–LOOKING STATEMENTS

This report contains statements concerning the Bank’s expectations, plans, objectives, future financial performance and other statements that are not historical facts. These statements may constitute “forward-looking statements” as defined by federal securities laws. In some cases, readers can identify the forward-looking statements by the use of words such as “may,” “ will,” “should,” “could,” “expect,” “plan,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative or other variations of these words, or other comparable words or phrases. These statements may address issues that involve estimates and assumptions made by management, risks and uncertainties, and actual results could differ materially from historical results or those anticipated by such statements. Factors that could have a material adverse effect on the Bank’s operations and future prospects include, but are not limited to, changes in: interest rates; general and local economic conditions; the legislative/regulatory climate; monetary and fiscal policies of the U.S. government, including policies of the U.S. Treasury and the Federal Reserve Board; the quality or composition of loan or investment portfolios; demand for loan products; deposit flows; competition; demand for financial services in our market area and accounting principles, policies and guidelines. These risks and uncertainties should be considered in evaluating the forward-looking statements contained herein, and readers are cautioned not to place undue reliance on such statements, which speak only as of the date of this report.

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PART I

Item 1 – DESCRIPTION OF BUSINESS

General

The Bank opened for business as a National Banking Association in 1996 in Galax, Virginia and was created through the spin off of the assets, liabilities, and related capital from offices of Patrick Henry National Bank, in Bassett, Virginia. At December 31, 2005, the Bank had had 62 full-time and 5 part-time employees, $232 million in assets, $126 million in net loans, $216 million in deposits and $16 million in total shareholders’ equity.

The Bank is a full service community bank that provides an array of financial products and services to its customers, including a variety of interest-bearing and non-interest bearing demand deposit accounts; savings and money market accounts; certificates of deposit; commercial, installment, and real estate mortgage loans (commercial and residential); and safe deposit rental facilities. The Bank also sells travelers checks, money orders and cashier’s checks.

Market Area

The Bank’s primary service area consists of Carroll and Grayson County and the City of Galax in Virginia and Iredell, Surry, Yadkin and Wilkes Counties in North Carolina. The Bank conducts a general commercial banking business in its service area, and focuses on serving the banking needs of small-to-medium sized businesses, professional concerns and individuals.

Goals and Strategy

The Bank’s goal is to become a leading financial institution in its market area by opening new offices and providing a full array of banking services. Management believes that the on-going consolidation of the banking industry has created an opportunity for community-based lenders like the Bank that emphasize retail lending and superior customer service. The Bank’s business strategy is to target individuals, businesses and professionals in the area for loans, deposits, and other financial services and to explore selected opportunities to establish branches in areas that demographically compliment the Bank’s existing customer base.

Deposits and Loan Products

The Bank offers a full range of deposit services including LIFETIME FREE CHECKING, NOW accounts, savings accounts, retirement accounts and other deposits of various types, ranging from money market accounts to longer-term certificates of deposit. The transaction accounts and time certificates are tailored to the Bank’s principal market at competitive rates. All deposit accounts are insured by the FDIC up to the maximum amount allowed by law (generally $100,000 per depositor subject to aggregation rules). The Bank solicits these accounts from individuals, businesses, associations, organizations, and governmental entities.

The Bank also offers a full range of commercial and personal loans. Commercial loans include both secured and unsecured loans. Consumer loans include secured and unsecured loans for financing automobiles, home improvements, education and personal investments. The Bank also makes real estate construction and acquisition loans and originates and holds fixed and variable rate mortgage loans.

The Bank’s lending activities are subject to a variety of lending limits imposed by federal law. While differing limits apply in certain circumstances based on the type of loan or the nature of the borrower (including the borrower’s relationship to the Bank), in general the Bank is subject to a loan-to-one borrower limit of an amount equal to 15% of the Bank’s unimpaired capital and surplus. The Bank may not make loans to any director, officer, employee or 10% shareholder of the Bank unless the loan is approved by the Board of Directors and is made on terms not more favorable than are made available to a person not affiliated with the Bank.

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Other bank services include travelers checks, direct deposit of payroll and social security checks, and automated drafts for various accounts. The Bank has no current plans to exercise trust powers.

Bank Lending Practices

The Bank’s lending efforts are directed to making loans to individuals and businesses in its market area. The Bank has both purchased and sold participation loans with other banks in the past and may do so in the future. The Bank believes that its lending and credit policies are conservative.

The Bank’s primary lending program has been the origination of loans secured by real estate. The Bank evaluates both the borrower’s ability to make principal and interest payments and the value of the property that will secure the loan.

Residential mortgage loans generally are made on the basis of the borrower’s ability to make repayment from employment and other income and are secured by real estate that can be readily valued. The Bank offers both adjustable-rate and fixed-rate loans.

In contrast, commercial real estate loans typically are made on the basis of the borrower’s ability to make repayment from cash flow from its business and are secured by business properties. The Bank’s primary non-residential real estate loan products have rates, which are fixed for three to five years and then become adjustable. Commercial loans typically involve larger loan balances concentrated with single borrowers or groups of related borrowers.

The Bank also makes consumer loans, including unsecured personal loans, automobile loans, deposit account loans, installment loans and time loans. The Bank’s primary consideration when making such consumer loans is the customer’s ability to repay the loan. Consumer loans generally warrant higher interest rates and fees, but such loans, particularly unsecured consumer loans, also may entail greater risk than residential mortgage loans. Even when a loan is secured, repossessed collateral for a defaulted consumer loan may not provide an adequate source of repayment. Consumer loan collections are dependent on the borrower’s continuing financial stability, and are more likely to be affected adversely by job loss, divorce, illness, or personal bankruptcy. Various federal and state laws, including bankruptcy and insolvency laws, may limit the amount that can be recovered on such loans and such loans may give rise to claims and defenses by a consumer loan borrower.

The Bank also makes commercial loans to qualified small businesses in its market area. Commercial business loans generally have a higher degree of risk than mortgage loans, but have commensurately higher yields. To manage these risks, the Bank generally secures appropriate collateral and carefully monitors the financial condition of its business borrowers.

Competition

Federal and state legislative changes have significantly increased competition among financial institutions, and current trends towards additional deregulation may be expected to increase competition even further. In its market area, the Bank competes with nationwide, statewide and local banking institutions, credit unions, thrift institutions, money market funds, consumer finance companies, and other financial service organizations. Many of the financial organizations competing with the Bank have greater financial resources than the Bank. Many of these financial organizations also have greater geographic coverage and some offer bank and bank-related services which the Bank does not offer.

Supervision and Regulation

Financial institutions are extensively regulated under federal and state law. Consequently, the growth and earnings performance of the Bank can be affected not only by management decisions and general economic conditions, but also by the statutes administered by, and the regulations and policies of, various governmental regulatory authorities including, but not limited to, the OCC, the Federal Reserve Board (“FRB”), the FDIC, the Internal Revenue Service, federal and state taxing authorities, and the Securities Exchange Commission. The effect of such statutes, regulations and policies can be significant, and cannot be predicted with a high degree of certainty.

Federal and state laws and regulations generally applicable to financial institutions regulate, among other things, the scope of business, investments, reserves against deposits, capital levels relative to operations, the nature and amount of collateral for loans, the establishment of branches, mergers, consolidations and dividends. The system of

6

supervision and regulation applicable to the Bank establishes a comprehensive framework for their respective operations and is intended primarily for the protection of the FDIC’s deposit insurance funds and the depositors, rather than the shareholders, of the Bank.

The following references to material statutes and regulations affecting the Bank are brief summaries thereof and do not purport to be complete, and are qualified in their entirety by reference to such statutes and regulations. Any change in applicable law or regulations may have a material effect on the business of the Bank.

Finally, the Bank is subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended, including but not limited to, filing annual, quarterly and other current reports with the Comptroller of the Currency.

Regulatory Capital Requirements

All financial institutions are required to maintain minimum levels of regulatory capital. The OCC has established risk-based and leveraged capital standards for the financial institutions they regulate. The OCC also may impose capital requirements in excess of these standards on a case-by-case basis for various reasons, including financial condition or actual or anticipated growth. Under the risk-based capital requirements, the Bank is required to maintain a minimum ratio of total capital to risk-weighted assets of at least 8%. At least half of the total capital is required to be “Tier 1 capital,” which consists principally of common and certain qualifying preferred shareholders’ equity, less certain intangibles and other adjustments. The remainder, “Tier 2 capital,” consists of a limited amount of subordinated and other qualifying debt (including certain hybrid capital instruments) and a limited amount of the general loan loss reserve.

In addition, the federal regulatory agencies have established a minimum leveraged capital ratio (Tier 1 capital to period end total assets). These guidelines provide for a minimum leveraged capital ratio of 4%. The guidelines also provide that banking organizations experiencing internal growth or making acquisitions will be expected to maintain strong capital positions substantially above the minimum supervisory levels, without significant reliance on intangible assets.

As of December 31, 2005 and 2004, the Bank qualified as “well-capitalized” institution (see Note 16 to the Financial Statements).

Insurance of Accounts, Assessments and Regulation by the FD1C

The Bank is a member of the Bank Insurance Fund (“BIF”) of the FDIC. As a BIF insured institution, the Bank is subject to FDIC rules and regulations as administrator of the BIF. The Bank’s deposits are insured up to $100,000 per insured depositor, as defined by law and regulation. As insurer, the FDIC is authorized to conduct examinations of and to require reporting by BIF institutions. The actual assessment to be paid by each BIF member is based on the institution’s assessment risk classification and whether the institution is considered by its supervisory agency to be financially sound or to have supervisory concerns.

Under the FDIC’s risk-based insurance system, BIF-insured institutions are currently assessed premiums of between zero and twenty seven cents per $100 of eligible deposits, depending on the institution’s capital position and other supervisory facts. Congress has enacted legislation that, among other things, provides for assessments against BIF-insured institutions that will be used to pay certain Financing Corporation (“FICO”) obligations.

The FDIC is authorized to prohibit any BIF-insured institution from engaging in any activity that the FDIC determines by regulation or order to pose a serious threat to the insurance fund. Also, the FDIC may initiate enforcement actions against banks after first giving the institution’s primary regulatory authority an opportunity to take such action. The FDIC may terminate the deposit insurance of any depository institution, including the Bank, if it determines, after a hearing, that the institution has engaged or is engaging in unsafe or unsound practices, is in an unsafe or unsound condition to continue operations, or has violated any applicable law, regulation, order or any condition imposed in writing by the FDIC. It also may suspend deposit insurance temporarily during the hearing process for the permanent termination of insurance, if the institution has no tangible capital. If deposit insurance is terminated, the deposits at the institution at the time of termination, less subsequent withdrawals, shall continue to be insured for a period from six months to two years, as determined by the FDIC. Management is aware of no existing circumstances that could result in termination of the Bank’s deposit insurance.

7

Other Safety and Soundness Regulations

The federal banking agencies have broad powers under current federal law to take prompt corrective action to resolve problems of insured depository institutions. The extent of these powers depends upon whether the institutions in question are “well capitalized,” “adequately capitalized,” “undercapitalized,” “significantly undercapitalized” or “critically undercapitalized,” as such terms are defined under uniform regulations issued by each of the federal banking agencies.

Community Reinvestment

The requirements of the Community Reinvestment Act (“CRA”) affect the Bank. The CRA imposes on financial institutions an affirmative obligation to help meet the credit needs of their local communities, including low- and moderate-income neighborhoods, consistent with the safe and sound operation of those institutions. Each financial institution’s efforts in helping meet community credit needs currently is evaluated as part of the examination process pursuant to a new regulation recently adopted by the banking regulatory agencies. Under the new regulation a financial institution’s efforts in helping meet its community’s credit needs are evaluated, based on the particular institution’s Total Assets, according to a lending test, a community development test in addition to lending test or the three-pronged (lending, investment and service) test, all of which replace the twelve assessment factors used previously. The grade received by a bank is considered in evaluating mergers, acquisitions and applications to open a branch or facility. To the best knowledge of the Bank, it is meeting its obligations under the CRA.

Effect of Governmental Monetary Policies

As with other financial institutions, the earnings of the Bank are affected by general economic conditions as well as by the monetary policies of the Federal Reserve Board. Such policies, which include regulating the national supply of bank reserves and bank credit, can have a major effect upon the source and cost of funds and the rates of return earned on loans and investments. The Federal Reserve System exerts a substantial influence on interest rates and credit conditions, primarily through establishing target rates for federal funds, open market operations in U.S. Government securities, varying the discount rate on member bank borrowings and setting cash reserve requirements against deposits. Changes in monetary policy, including changes in interest rates, will influence the origination of loans, the purchase of investments, the generation of deposits, and rates received on loans and investment securities and paid on deposits. Fluctuations in the Federal Reserve Board’s monetary policies have had a significant impact on the operating results of the Bank and all financial institutions in the past and are expected to continue to do so in the future.

Employees

The Bank has 62 full-time employees and 5 part-time employees as of December 31, 2005. The Bank believes that its relationship with its employees is good, and no employees are represented by a labor union.

Item 2 – DESCRIPTION OF PROPERTY

The Bank’s main office is located in a one and one half story building at 543 East Stuart Drive, Galax, Virginia. The Bank also operates three additional offices in Virginia and four offices in North Carolina. The Bank owns five of the offices free and clear of encumbrances, while the other three are held under non-cancellable operating leases. These leases are described in Footnotes 7 and 18 of the Financial Statements.

As of December 31, 2005, the Bank operated the eight offices listed in the table below:

Location	Address		Own/Lease
City of Galax	118 North Main Street	Galax, VA 24333	Own
City of Galax	543 East Stuart Drive	Galax, VA 24333	Own
Hillsville	220 Main Street	Hillsville, VA 24343	Own
Mt. Airy	507 Willow Street	Mt. Airy, NC 27030	Lease
Jonesville	345 North Bridge Street	Jonesville, NC 28642	Lease
Wilkesboro	1606 Curtis Ridge Road	Wilkesboro, NC 25697	Lease
Independence	449 East Main Street	Independence, VA 24348	Own
Plaza Drive	231 East Plaza Drive	Mooresville, NC 28115	Own

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The Bank has acquired title to other parcels of real estate through the normal course of its lending activities. The book values of these properties equaled $1,655,000 and $2,131,000 as of December 31, 2005 and 2004, respectively.

Management considers these properties to be in good condition. Adequate insurance is maintained on each of these properties.

Item 3 – LEGAL PROCEEDINGS

There were no material pending legal proceedings to which the Bank is a party or to which the property of the Bank is subject.

Item 4 – SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no matters submitted to a vote of security holders during the fourth quarter of the year covered by this report.

EXECUTIVE OFFICERS OF THE REGISTRANT

Name (Age)	Officer Since	Principal Occupation During Past Five Years
Worth Harris Carter, Jr. (68)	1976

		Chairman of the Board of First National Bank since 1976, President since 1986

		Chairman of the Board and President of Patrick Henry National Bank since 1977

		Chairman of the Board of Peoples National Bank since 1976, President since 1981

		Chairman of the Board of Blue Ridge Bank since 1982

		Chairman of the Board and President of Community National Bank since 1985

		Chairman of the Board and President of Mountain National Bank since 1996

		Chairman of the Board and President of Shenandoah National Bank since 1996

		Chairman of the Board and President of Central National Bank since 1996

		Chairman of the Board and President of Patriot Bank since 1996

		Chairman of the Board and President of First National Exchange Bank since 1998

		Chairman of the Board and President of Mortgage Company of Virginia since 1984

		Chairman of the Board and President of Bank Services of Virginia since 1984

		Chairman of the Board and President of Bank Building Corporation since 1994

		Chairman of the Board and President of Bank Services Insurance, Inc. since 2003

		Manager of Blackstone Properties LLC Since 1998

9

PART II

Item 5 – MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

The Bank is authorized to issue 2.5 million shares of common stock with a par value of $5. This stock has full voting rights full preemptive rights. There were 507,865 shares outstanding as of December 31, 2005 and 2004.

This is the only class of authorized stock.

The Bank’s common stock is traded locally with no known established trading market and no known market makers.

The quarterly high and low prices, based on transactions made known to the Bank, and quarterly dividends for 2005 and 2004 for the common stock are presented below:

	2005		2004		Dividends Per Share
	High	Low	High	Low	2005	2004
First Quarter	$45	$44	$50	$45	$0.45	$0.45
Second Quarter	43	43	50	45	0.45	0.45
Third Quarter	44	44	50	45	0.45	0.45
Fourth Quarter	39	38	50	45	0.45	0.45

Holders. As of March 14, 2006, there are approximately 1,131 holders of record of the Bank’s outstanding common stock.

Dividends. The amount of dividends that may be paid by the Bank will depend on the Bank’s earnings and capital position and is limited by federal law, regulations and policies. A national bank may not pay dividends from its capital; all dividends must be paid out of undivided profits then on hand, after deducting expenses, including reserves for losses and bad debts. In addition, the approval of the OCC is required if the total of all dividends declared by a national bank in any calendar year exceeds the total of its net profits for that year combined with its retained net profits for the preceding two years, less any required transfers to surplus. The Bank may not pay a dividend if, after effect to the dividend, the Bank would be undercapitalized.

The dividend payment history for the last two years is presented above. Future cash dividends expected in the future and are dependent upon the Bank’s future performance and other factors.

Item 6 – MANAGEMENT’S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION

The information required by this Item is included in the Bank’s annual report to shareholders for the year ended December 31, 2005, as revised, (the “Annual Report”), which is attached hereto as Exhibit 13 and is incorporated herein by reference. The information appears in the Annual Report under the caption “Management’s Discussion and Analysis of Financial Condition and Results of Operation.”

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Item 7 – FINANCIAL STATEMENTS

The report of the independent registered public accounting firm and audited financial statements of the Bank and accompanying notes required by this Item are included in the Bank’s Annual Report, which is attached hereto as Exhibit 13 and is incorporated herein by reference

Item 8 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

None.

Item 8A – CONTROLS AND PROCEDURES

The Bank maintains a system of disclosure controls and procedures that is designed to ensure that material information is accumulated and communicated to management, including the Bank’s president (who is the Bank’s principal executive officer and principal financial officer), as appropriate to allow timely decisions regarding required disclosure. As required, management, with the participation of the Bank’s president, evaluated the effectiveness of the design and operation of the Bank’s disclosure controls and procedures as of the end of the period covered by this report. Based on this evaluation, the Bank’s president concluded that the Bank’s disclosure controls and procedures were operating effectively to ensure that information required to be disclosed by the Bank in reports that it files or submits under the Securities Exchange Act of 1934, as amended, is recorded, processed, summarized, and reported within the time periods specified in the rules and forms of the SEC.

Because of the inherent limitations in all control systems, no evaluation of controls can provide absolute assurance that the Bank’s disclosure controls and procedures will detect or uncover every situation involving the failure of persons within the Bank to disclose material information otherwise required to be set forth in the Bank’s periodic reports.

The Bank’s management is also responsible for establishing and maintaining adequate internal control over financial reporting to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. There were no changes in the Bank’s internal control over financial reporting during the Bank’s fourth quarter ended December 31, 2005 that have materially affected, or are reasonably likely to materially affect, the Bank’s internal control over financial reporting.

Item 8B – OTHER INFORMATION

None.

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PART III

Item 9 – DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS; COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

The information regarding the Bank’s executive officer is contained in Part I of this Report on Form 10-KSB/A.

Name and Business Experience	Age	Director Since
Carter, Worth Harris, Jr.	68	4/96

Chairman of the Board and President

Worth Harris Carter, Jr. is a director and officer of the following companies:

Chairman of the Board of First National Bank since 1976, President since 1986

Chairman of the Board and President of Patrick Henry National Bank since 1977

Chairman of the Board of Peoples National Bank since 1976, President since 1981

Chairman of the Board of Blue Ridge Bank since 1982, President since 2004

Chairman of the Board and President of Community National Bank since 1985

Chairman of the Board and President of Shenandoah National Bank since 1996

Chairman of the Board and President of Central National Bank since 1996

Chairman of the Board and President of Patriot Bank since 1996

Chairman of the Board and President of First National Exchange Bank since 1998

Chairman of the Board and President of Mortgage Company of Virginia since 1984

Chairman of the Board and President of Bank Services of Virginia, Inc. since 1984

Chairman of the Board and President of Bank Services Insurance, Inc. since 2003

Chairman of the Board and President of Coresoft, Inc. since 2004

Chairman of the Board and President of Bank Building Corporation since 1988

Manager of Blackstone Properties LLC since 1998

Haskins, James W.	65	4/96
James W. Haskins is and has been an attorney and a principal in the law firm of Young, Haskins, Mann & Gregory, Ltd., Martinsville, VA for more than five years. He also has served as a director of Patrick Henry National Bank, Bassett, VA, since 1976.

Kyle, Lanny A., O.D.	52	9/03
Dr. Lanny A. Kyle is currently practicing optometry in North Carolina. He formerly was Owner and President of Piedmont Optometric Association for more than five years.

Midkiff, H. Marvin, DDS	80	4/96
Dr. H. Marvin Midkiff is retired. Prior to retirement, he was previously a Doctor of Dental Surgery and principal in H. M. Midkiff, DDS, Ltd., Martinsville, VA for more than five years. He also has served as a director of Patrick Henry National Bank, Bassett, VA since 1976.

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Name and Business Experience	Age	Director Since
Prillaman, Haller G.	72	4/96
Haller G. Prillaman has been President of Prillaman Brothers, Inc., Martinsville, VA; he was President of Prillaman Chemical Corp., Martinsville, Virginia and Daly Herring Company, Kinston, NC for more than five years until 1987; Director, Ellis & Everard. PLC, Bradford, United Kingdom from August 1984 to July, 1988; President and Director, Ellis & Everard (HOLDINGS), Inc., Atlanta, GA from October 1985 to July 1988. He also has served as a director of Patrick Henry National Bank, Bassett, VA since 1976 and of Bank Building Corporation since 1995.

Roach, N. Larry	67	4/96
N. Larry Roach is and has been President of Larry Roach & Associates, Insurance Services, Inc. for more than five years. He also has served as a director of Patrick Henry National Bank, Bassett, VA since 1976.

The Board of Directors is not aware of any family relationship between any Director, executive officer or person nominated by the Bank to become a Director; nor is the Board of Directors aware of any involvement in legal proceedings that would be material to an evaluation of the ability or integrity of any Director, executive officer or person nominated to become a Director.

AUDIT COMMITTEE REPORT OF THE BOARD OF DIRECTORS

The entire Board of Directors functions as the Bank’s Audit Committee and in this capacity met four times in 2005.

The functions of the Board in the audit area are focused on three areas.

•	the adequacy of the Bank’s internal controls and financial reporting process and the reliability of the financial statements;

•	the independence and performance of the Bank’s internal auditors and independent auditors; and

•	the Bank’s compliance with legal and regulatory requirements.

We meet with management periodically to consider the adequacy of the Bank’s internal controls and the objectivity of its financial reporting. We discuss these matters with the Bank’s independent auditors and with appropriate financial personnel and internal auditors.

We also periodically review the performance of the independent auditors and their independence from management.

All of the Directors who serve as the Bank’s Audit Committee, with the exception of Chairman of the Board and President Carter, are “independent” for the purposes of the Nasdaq Stock Market listing standards.

The Board has not adopted a written charter setting forth the responsibilities and authority of the Board in its capacity as the Audit Committee. Although Mr. Carter is not independent under the Nasdaq Stock Market or SEC standards for audit committee membership, the Board of Directors has determined that Mr. Carter possesses the knowledge and experience required to be considered an audit committee financial expert. In addition, the Board of Directors believes that all of the Bank’s Directors possess the financial knowledge and expertise necessary to protect the Bank’s shareholders in performing the functions of an audit committee.

Management has primary responsibility for the Bank’s financial statements and the overall reporting process, including the Bank’s system of internal controls.

The independent auditors audit the annual financial statements prepared by management, express an opinion as to whether those statements fairly present the financial position, results of operations and cash flows of the Bank in conformity with generally accepted accounting principles and discuss with us any issues they believe should be raised with us.

This year, we reviewed the Bank’s audited financial statements and met with both management and Goodman & Company, LLP, the Bank’s independent auditors, to discuss those financial statements. Management has represented to us that the financial statements were prepared in accordance with generally accepted accounting principles.

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We have received from and discussed with Goodman & Company the written disclosure and the letter required by Independence Standards Board Statement No. 1 (Independence Discussions with Audit Committees) relating to that firm’s independence from the Bank. We also discussed with Goodman & Company the matters required to be discussed by Statement on Auditing Standard No. 61 (Communication with Audit Committees).

Based on these reviews and discussions, we recommended to the Board that the Bank’s audited financial statements be included in the Bank’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005 for filing with the Office of the Comptroller of the Currency (“OCC”).

Directors

Worth Harris Carter, Jr

James W. Haskins

Lanny A. Kyle, O.D.

H. Marvin Midkiff, D.D.S.

Haller G. Prillaman

N. Larry Roach

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires that Directors and executive officers, and persons who control more than 10% of the Bank’s equity securities, file reports of ownership and reports of changes in ownership of the Bank’s outstanding equity securities. All such filings have been filed timely in 2005.

The Bank has not adopted a Code of Ethics for its directors, executives and employees, primarily because management of the Bank believes and understands that our officers and directors adhere to and follow ethical standards without the necessity of a written policy. The Bank’s Board of Directors will revisit this issue in the future to determine if adoption of a code of ethics is appropriate. In the meantime, the Bank’s management requires and promotes honest and ethical conduct, full and fair disclosure in its reports to the OCC, and compliance with applicable governmental laws and regulations.

Item 10 – EXECUTIVE COMPENSATION

The Bank’s compensation program is designed to offer competitive compensation to employees based on each individual’s contribution to the Bank’s overall success. As such, the program provides a competitive compensation package to attract and retain capable employees.

The compensation and benefits program consists of salary, a profit sharing plan, and life, health and disability insurance. The compensation and benefits program for officers parallels that of all other employees. The Bank offers no stock options or other forms of equity compensation, bonuses, employment contracts, country club memberships or other perquisites to officers or employees.

The entire Board of Directors performs the functions of a Salary Committee for the Bank. The Board has the responsibility for administering the Bank’s overall compensation program and for setting the salaries for the Bank’s officers. In setting the compensation of the Bank’s officers, the Board generally relies on the recommendations of the Chairman and President and the Board members’ own significant personal knowledge of the compensation provided to other, similarly situated, executives in banking and other industries in the local area. The Board also reviews each individual’s performance and contribution to the overall Bank goals in determining the level of salary for the coming year.

Mr. Worth Harris Carter, Jr., Chairman of the Board and President, serves as the Chief Executive Officer of Mountain National Bank. As noted below under “Certain Relationships and Related Transactions,” Mr. Carter also serves as Chairman and President of nine other banks. The Salary Committee of the Board of Directors of (Patrick Henry National Bank) actually sets Mr. Carter’s annual salary each year. The cost of Mr. Carter’s compensation, which consists of his salary plus an amount equal to twenty-nine percent of his salary to cover payroll taxes and all other benefits, is shared by the ten banks on the basis of average deposits of each bank related to total average

14

deposits of all the banks that he serves. Mr. Carter’s total compensation, which is paid through Bank Services of Virginia, Inc. (“Bank Services”), is reflected below in two charts. The first chart reflects Mr. Carter’s total compensation as paid by Bank Services. The second chart reflects only the portion of Mr. Carter’s total compensation that is allocated to Mountain National Bank. During 2005, no other executive officer of the Bank received compensation in excess of $100,000.

Summary Compensation Tables

Bank Services of Virginia, Inc.

	Annual Compensation
Name and Principal Position	Year	Salary	Other Annual Compensation²	All Other Compensation³
Worth Harris Carter, Jr.	2005	$575,000	—	$80,000
Chairman of the Board and President	2004	575,000	—	78,000
	2003	530,000	—	67,000

(1)	This table shows the total cash compensation paid to Mr. Carter by Bank Services of Virginia, Inc. during 2005, 2004 and 2003 for his services as Chairman of the Board and President of all ten banks.
(2)	The amount of compensation in the form of prerequisites and other personal benefits properly categorized in this column did not exceed the lesser of $50,000 or 10% of Mr. Carter’s annual salary for any of the three years reported.
(3)	“All Other Compensation” consists of amounts contributed for Mr. Carter under Bank Services’ qualified profit sharing plan and amounts contributed for Mr. Carter under Bank Services’ non-qualified profit sharing plan for highly paid executives. For 2005, these amounts consisted of $27,000 contributed to the qualified profit sharing plan and $53,000 contributed to the non-qualified profit sharing plan.

Mountain National Bank

	Annual Compensation
Name and Principal Position	Year	Salary	Other Annual Compensation²	All Other Compensation³
Worth Harris Carter, Jr.	2005		—
Chairman of the Board and President	2004	53,000	—	7,000
	2003	48,000	—	6,000

(1)	This table shows the portion of Mr. Carter’s total cash compensation during 2005, 2004 and 2003 allocated to Mountain National Bank.
(2)	The amount of compensation in the form of perquisites and other personal benefits properly categorized in this column did not exceed the lesser of $50,000 or 10% of Mr. Carter’s annual salary for any of the three years reported.
(3)	“All Other Compensation” consists of the portion allocated to Mountain National Bank for contributions on Mr. Carter’s behalf to Bank Services’ qualified profit sharing plan and non-qualified profit sharing plan for highly paid executives. For 2005, the portion allocated to Mountain National Bank consisted of $,000 for the qualified profit sharing plan and $,000 for the non-qualified profit sharing plan.

Profit Sharing Plan

The Bank has adopted an integrated profit sharing plan. The plan covers all full time employees that have been employed for six (6) months and have reached the age of 20- 1/2 as of the first day of the plan year. Persons who have reached the age of 62 are fully vested regardless of length of service. The regular vesting schedule is as follows

Years of Service	Vested Percentage	Forfeitable Percentage
Less than 5	0	100
5 or More	100	0

Each year the Board of Directors determines what amount, if any, is to be allocated to the plan out of accumulated or current earnings of the Bank. The Bank’s contribution to the plan was $68,000 in 2005, $77,000 in 2004 and $64,000 in 2003.

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Chairman of the Board and President Carter does not participate in the profit sharing plan of Mountain National Bank or any of the other nine banks. Instead, Mr. Carter participates in the two profit sharing plans of Bank Services of Virginia, Inc., a qualified profit sharing plan and a nonqualified plan for highly paid executives whose contribution to the qualified plan is limited due to IRS regulations. The Bank’s annual contributions to these plans on Mr. Carter’s behalf are detailed in the two Summary Compensation Tables above.

DIRECTOR COMPENSATION

Each outside Director (not also an officer of the Bank) currently receives $250 for each Board meeting attended.

Item 11 – SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows as of March 14, 2006, the beneficial ownership of the Bank’s common stock of each Director, the executive officer identified in the Summary Compensation Table and the Bank’s Directors and executive officers as a group. To the Bank’s knowledge, Director Carter was the Bank’s only shareholder beneficially holding more than 5% of the Bank’s outstanding common stock. As of March 14, 2006, the Bank’s Directors and executive officers as a group, beneficially owned 55,823 shares (or 11%) of the Bank’s outstanding common stock.

Name	Amount and Nature of Beneficial Ownership (1) (2)		Ownership as a Percentage of Common Stock Outstanding
Carter, Worth Harris, Jr.	33,331	(3)	6.6%
Haskins, James W.	8,484	(4)	1.7%
Lanny A. Kyle	4,952		1.0%
Midkiff, H. Marvin	3,320		0.7%
Prillaman, Haller G.	4,714		0.9%
Roach, N. Larry	1,022	(5)	0.2%

All Directors as a group	55,823		11.0%

(1)	For purposes of this table, beneficial ownership has been determined in accordance with the provisions of Rule 13d-3 of the Securities Exchange Act of 1934 under which, in general, a person is deemed to be the beneficial owner of a security if he has or shares the power to vote or direct the voting of the security or the power to dispose of or direct the disposition of the security, or if he has the right to acquire beneficial ownership of the security within sixty days.
(2)	Unless otherwise indicated, the shares listed in the table represent sole voting and investment power.
(3)	Includes 6,603 shares held by Mr. Carter as custodian for his children and grandchildren; 181 shares held by Mr. Carter’s son, Ernest Linwood Carter, II, who resides in Mr. Carter’s household; 1,028 shares held by C&C Realty, Inc., of which Mr. Carter is president and a 50% owner; and 920 shares held by Mr. Carter’s brother, Ernest L. Carter.
(4)	Includes 138 shares held by Mr. Haskins’ wife.
(5)	Includes 5 shares held jointly with Mr. Roach’s wife, 187 shares held jointly with Mr. Roach’s mother and 20 shares held by Mr. Roach’s wife.

The Bank knows of no arrangements, including any pledge by any person of securities of the Bank, which may at a subsequent date result in a change in control of the Bank.

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Item 12 – CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Mr. Carter, Chairman of the Board and President of Mountain National Bank also serves as Chairman of the Board and President of Patrick Henry National Bank, Blue Ridge Bank, N.A., Central National Bank, Community National Bank, First National Bank, First National Exchange Bank, Peoples National Bank, Patriot Bank, N.A., and Shenandoah National Bank.

The Bank maintains correspondent bank accounts with one of these banks. In 2005 and 2004, the average daily balances in these accounts were considered normal operating balances to facilitate general business transactions. The Bank also participates in loan transactions with these banks. These transactions are at carrying value and do not involve more than the normal risk of collectibility or present other unfavorable features.

The Bank owns 10% of the outstanding common stock of The Mortgage Company of Virginia, Inc. The remaining common stock is equally owned by the banks listed above. The Mortgage Company of Virginia owns 100% of Bank Services of Virginia, Inc. The business of both of these companies is to provide operational support services to the ten banks. The Bank is charged for its share of these services. The cost of this expense is shared by the ten banks on the basis of average deposits of each bank related to total average deposits of all the banks.

The Mortgage Company of Virginia, Inc. also owns 100% of Bank Services Insurance, Inc. Bank Services Insurance, Inc. provides insurance products to the banks and customers in the Danville area. The premiums paid to Bank Services Insurance, Inc. equaled $20,000 at December 31, 2005.

The Mortgage Company of Virginia, Inc. also owns 50% of Coresoft, Inc. represented by an initial $1,000 investment during 2004. Coresoft, Inc. is in the process of developing a core software package the banks listed above will use. At December 31, 2005, Coresoft, Inc. had an outstanding note payable to the Mortgage Company of $1,400,000.

The Chairman of the Board and President of the Bank also serves as Chairman of the Board and President of Bank Building Corporation and Manager of Blackstone Properties, LLC, it’s wholly owned subsidiary (the “companies”). The companies lease branches to certain of the banks listed above. At December 31, 2005, the Bank leased three offices from the companies. Rental expense under these leases was $155,000 in 2005, 2004, and 2003. Future minimum lease payments will be $155,000 per year through 2010, and thereafter (may vary based on changing interest rates). As of December 31, 2005 and 2004, the Bank had loans totaling $2,673,000 and $2,735,000, respectively, to the companies. These loans were made to purchase bank branches leased to affiliated banks. The loans are secured by these branches and the related leases, and have repayment terms similar to other loan customers of the Bank.

In the ordinary course of business, the Bank’s Directors and executive officers and their related interests were customers of, and had transactions with the Bank. Loan transactions with Directors and officers, principal security holders and associates were made on substantially the same terms as those prevailing at the time for comparable loans to other persons and did not involve more than normal risk of collectibility or present other unfavorable features. These extensions of credit equaled $324,000, or 2% of the Bank’s equity capital as of December 31, 2005.

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Item 13 – EXHIBITS

Exhibits:

3.1	Articles of Association (filed with the Office of the Comptroller of the Currency prior to the opening of the Bank)

3.2	Amended and Restated Bylaws (as amended and restated through February 15, 2005) (incorporated by reference to Exhibit 3.2 to Form 8-K filed with the Office of the Comptroller of the Currency on February 15, 2005)

13	2005 Annual Report to Shareholders, as revised

31	Certification by principal executive officer and principal financial officer pursuant to Rule 13a-14(a)

32	Certification of principal executive officer and principal financial officer pursuant to 18 U.S.C. § 1350

Item 14 – PRINCIPAL ACCOUNTANT FEES AND SERVICES

Goodman & Company, LLP served as the Bank’s independent public auditors for the year ended December 31, 2005, and has been selected by the Board to act as the Bank’s independent public auditors for the year ending December 31, 2006. A representative of Goodman & Company will be present at the Annual Meeting and will be given the opportunity to make a statement and respond to appropriate questions from shareholders.

The following table presents the fees for professional audit services rendered by Goodman & Company for the audit of the Bank’s annual financial statements for the years ended December 31, 2005 and 2004, and fees billed for other services rendered by Goodman & Company during those periods.

	Year Ended December 31,
	2005	2004
Audit fees¹	$3,800	$3,550
Audit-related fees	—	—
Tax fees²	3,265	3,100
All other fees	—	—

Total Fees	$7,065	$6,650

1 Audit fees consist of audit and review services, consents and review of documents filed with the OCC.
2 Tax fees consist of preparation of federal and state tax returns and consultation concerning tax compliance issues.

In its capacity as the Audit Committee, the Board of Directors considered the compatibility of the non-audit-related services performed by and fees paid to Goodman & Company in 2005 and 2004 and the proposed non-audit-related services and proposed fees for 2006 and determined that such services and fees are compatible with the independence of Goodman & Company as the Bank’s independent auditors.

Also in its capacity as the Audit Committee, the Board of Directors pre-approves all audit (including audit-related) and permitted non-audit services to be performed by the independent auditors. The Board of Directors annually approves the year-end audit to be performed by the Bank’s independent auditors for the fiscal year. With respect to other permitted services, the Board of Directors pre-approves specific engagements, projects and categories of services on a fiscal year basis.

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SIGNATURES

In accordance with Section 13 or 15(d) of the Exchange Act, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MOUNTAIN NATIONAL BANK

Date: September 8, 2006	/s/ Worth Harris Carter, Jr.
Worth Harris Carter, Jr.
Chairman of the Board and President

In accordance with the Exchange Act, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Signature	Capacity	Date

/s/ Worth Harris Carter, Jr.		September 8, 2006
Worth Harris Carter, Jr.	Chairman of the Board and President (principal executive, principal financial and principal accounting officer)

/s/ James W. Haskins
James W. Haskins	Director	September 8, 2006

Dr. Lanny A. Kyle	Director	September 8, 2006

/s/ Dr. H. Marvin Midkiff
Dr. H. Marvin Midkiff	Director	September 8, 2006

/s/ Haller G. Prillaman
Haller G. Prillaman	Director	September 8, 2006

/s/ N. Larry Roach
N. Larry Roach	Director	September 8, 2006

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Exhibit 31

CERTIFICATION

I, Worth Harris Carter, Jr., certify that:

1.	I have reviewed this annual report on Form 10-KSB/A of Mountain National Bank;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report; and

3.	Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the small business issuer as of, and for, the periods presented in this report.

Date: September 8, 2006	/s/ Worth Harris Carter, Jr.
Worth Harris Carter, Jr.
Chairman of the Board and President
(principal executive officer and principal financial officer)

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Exhibit 32

CERTIFICATION OF

PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350)

The undersigned, as the principal executive officer and principal financial officer of Mountain National Bank, certifies that, to the best of his knowledge and belief, the Annual Report on Form 10-KSB/A for the fiscal year ended December 31, 2005 which accompanies this certification fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of Mountain National Bank at the dates and for the periods indicated. The foregoing certification is made pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350) and shall not be relied upon for any other purpose. The undersigned expressly disclaims any obligation to update the foregoing certification except as required by law.

Date: September 8, 2006	/s/ Worth Harris Carter, Jr.
Worth Harris Carter, Jr.
Chairman of the Board and President
(principal executive officer and principal financial officer)

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Exhibit 13

2005

Annual Report

Management’s Discussion and Analysis of Financial Condition and Results of Operation

Except for the historical information contained in this report, the matters set forth herein include Forward-Looking Statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These Forward-Looking Statements included, among other things, statements of goals, plans intentions and expectations, regarding or based upon desired business strategies, general economic conditions, interest rates, developments in local and national markets, and other matters, which, by their nature, are subject to significant uncertainties. Because of these uncertainties and the assumptions upon which this report is based, actual future developments with respect to the business of the Bank may differ materially from those contemplated by such statements.

Critical Accounting Policies. The accounting and reporting policies of the Bank conform to generally accepted accounting principles in the United States of America (GAAP) and to general practices within the banking industry. The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. We believe the most significant of these estimates involves the allowance for loan losses because of its potential impact on our overall performance. We have described our policies in this area below. A summary of the Bank’s significant accounting policies can be found in the Notes to the Financial Statements.

In general, determining the amount of the allowance for loan losses requires significant judgment and the use of estimates by management. The Bank maintains an allowance for loan losses to absorb probable losses in the loan portfolio based on a quarterly analysis of the portfolio and expected future losses. This analysis determines an appropriate level of the allowance for loan losses by considering factors affecting loan losses, including specific losses, levels and trends in impaired and non-performing loans, historical loan loss experience, current economic conditions, volume, growth and composition of the portfolio, and other relevant factors. The Bank records a provision for loan losses to maintain the allowance at an adequate level. The provision expense could increase or decrease each quarter based upon the results of management’s formal analysis.

The amount of the allowance represents management’s estimate of expected losses from existing loans based upon specific allocations for individual lending relationships and historical loss experience. The allowance for loan losses related to impaired loans is based on discounted cash flows using the loan’s initial effective interest rate or the fair value of the collateral for certain collateral dependent loans. This evaluation requires management to make estimates of the amounts and timing of future cash flows on impaired loans, which consists primarily of nonaccrual and restructured loans. Actual losses for these loans can vary significantly from these estimates.

Summary of Operations. Net Income for 2005 equaled $1,356,000 or $2.67 per share, compared to $1,597,000 or $3.14 per share, for 2004. this represents a return on average assets of 0.59% and return on average equity of 9% compared to 0.71% and 11% respectively, for last year.

Our total deposits increased $8.2 million, or 4%, during the year. Our core deposits actually decreased by $6.0 million while Certificates of Deposit rose by $14.2 million. This shift in deposits can be attributed to increasing interest rates on Certificates of Deposit. Our LIFETIME FREE CHECKING Accounts increases $1.0 million while Interest Bearing Demand and Passbook Savings Accounts decreased a combined $6.9 million. Loans increased $18.5 million during the year.

Net Interest Income. Net interest income is our largest source of revenue and continues to be impacted by the very low level of interest rates. Since 2000, the Federal Reserve decreased the target rate for federal funds from 6.50% to 1.00%. However, on June 30, 2004, the Fed began a series of one-quarter-percent increases on 14 different occasions over the last year and a half, placing the target federal funds rate at 4.50% at year end. These increases have improved the interest rates we earn on our earning assets in addition to increasing the cost of our interest-bearing deposits.

While we increased loans and investments, the increase in our costs of deposits continued to rise and, as a result, net interest income decreased $89,000 for the year. With interest rates at higher levels, we anticipate our existing loans will increase in yield at a faster pace than the net increase in the costs of deposits. We anticipate a significant improvement in net interest income during the coming year.

The following table shows a summary of the changes in interest income and interest expense resulting from changes in volume and changes in rates (in thousands) for each category of interest-earning assets and interest-bearing liabilities for 2005/2004 and 2004/2003:

Asset/Liability	2005 vs 2004 Increase (Decrease) (Revised)	2004 vs 2003 Increase (Decrease)
Real Estate Loans	$(116)	$(892)
Installment Loans	131	77
Commercial Loans	331	339

Total Loans	346	(476)
Interest-Bearing Deposits in Other Financial Institutions	169	69
Investment Securities	(338)	(336)
Federal Funds Sold	522	(90)

Total Earning Assets	699	(833)

Interest-Bearing Transactions Accounts	5	(19)
Savings Accounts (Includes MMDA’s)	(77)	(25)
Certificates of Deposit $100,000 and Over	275	(120)
Other Certificates of Deposit	584	(671)

Total Deposits	787	(835)
Notes Issued to the U.S. Treasury	1	—

Total Interest-Bearing Liabilities	788	(835)

Change in Net Interest Income	$(89)	$2

2

The following table details the average balances and cost and yield data for the earning assets and interest-bearing liabilities:

	2005 (Revised)			2004			2003
Asset/Liability	Average Balance	Interest	Yield/ Cost	Average Balance	Interest	Yield/ Cost	Average Balance	Interest	Yield/ Cost
Real Estate Loans	$86,820	$4,970	5.72%	$84,772	$5,086	6.00%	$82,314	$5,978	7.26%
Installment Loans	9,234	819	8.87%	8,152	688	8.44%	7,873	611	7.76%
Commercial Loans	21,332	964	4.52%	13,646	633	4.64%	5,599	294	5.25%

Total Loans	117,386	6,753	5.75%	106,570	6,407	6.01%	95,786	6,883	7.19%
Interest-Bearing Deposits in Other Financial Institutions	14,893	559	3.75%	17,064	390	2.29%	13,482	321	2.38%
Investment Securities	52,277	1,953	3.74%	59,118	2,291	3.88%	52,900	2,627	4.97%
Federal Funds Sold	31,084	950	3.06%	32,537	428	1.32%	48,396	518	1.07%

Total Earning Assets	$215,640	$10,215	4.74%	$215,289	$9,516	4.42%	$210,564	$10,349	4.91%

Interest-Bearing Transaction Accounts	$19,388	$176	0.91%	$18,239	$171	0.94%	$17,239	$190	1.10%
Savings Accounts (Includes MMDA’s)	34,038	565	1.66%	39,949	642	1.61%	36,106	667	1.85%
Certificates of Deposit $100,000 and Over	25,901	897	3.46%	22,411	622	2.78%	22,877	742	3.24%
Other Certificates of Deposit	107,076	3,476	3.25%	103,079	2,892	2.81%	106,334	3,563	3.35%

Total Deposits	186,403	5,114	2.74%	183,678	4,327	2.36%	182,556	5,162	2.83%
Notes issued to the U. S. Treasury	65	2	3.08%	110	1	0.91%	88	1	1.14%

Total Interest-Bearing Liabilities	$186,468	$5,116	2.74%	$183,788	$4,328	2.35%	$182,644	$5,163	2.83%

Net Interest Income		$5,099			$5,188			$5,186

Net Yield on Average Earning Assets			2.36%			2.41%			2.46%

Loans. Loans increased from $109 million at year-end 2004 to $128 million at year-end 2005. The composition of the portfolio remained consistent with prior years as real estate secured loans made up 77% of net loans in 2004 compared to 74% in 2005. This is indicative of the overall lending philosophy of the Bank.

The Bank also continues to maintain flexibility in the maturity of the loan portfolio. Over 50% of the loans have adjustable interest rates as of year-end 2005 and 2004. In addition, the combination of adjustable-rate and fixed rate loans that adjust or mature within one year equals 27% of the total portfolio in 2005 and 64% in 2004.

Allowance and Provision for Loan Losses. As discussed previously, the Allowance for Loan Losses represents management’s estimation of the amount necessary to absorb future losses in the loan portfolio. On the Statement of Condition, the Allowance for Loan Losses is deducted from Total Loans so that the net amount shown represents the estimated realizable total loans. The Provision for Loan Losses is the amount charged to expense to maintain the Allowance at an adequate level.

Based on management’s analysis of the loan portfolio, including non-accrual and impaired loans, the Provision for Loan Losses remained consistent at $72,000 in 2004 and 2005.

	December 31
(Dollars in Thousands)	2005	2004	2003	2002	2001
Balance Beginning of Year	$1,659	$1,639	$873	$802	$848
Provision for Loan Losses	72	72	860	72	72
Net Loan Losses
Real Estate Loans	13	24	77	—	96
Installment Loans	29	28	16	1	22
Commercial Loans	8	—	1	—	—

Total Net Loan Losses	50	52	94	1	118

Balance	$1,681	$1,659	$1,639	$873	$802

Net Loan Losses to Average Loans	0.04%	0.05%	0.10%	0.00%	0.78%
Allowance for Loan Losses to Year-End Loans	1.32%	1.52%	1.61%	0.91%	0.12%

Nonaccrual loans are those loans contractually past due 90 days or more on which no interest is being accrued. Other real estate owned consists of real estate acquired through foreclosure. These properties are reviewed quarterly and reduced to an estimated realizable value at that time.

3

Information concerning nonaccrual loans and other real estate owned is presented in the following table:

(Dollars in Thousands)	December 31
	2005 (Revised)	2004	2003	2002	2001
Nonaccrual Loans
Real Estate	$3,105	$1,975	$1,975	$—	$—
Installment	—	18	5	7	4

Total Nonaccrual Loans	3,105	1,993	1,980	7	4
Real Estate Owned Other Than Bank Premises	1,655	2,131	459	471	—

Total Nonperforming Assets	$4,760	$4,124	$2,439	$478	$4

Allowance for Loan Losses to Non-performing Assets	0.35%	0.40%	0.67%	183%	2005	%

The following table presents the volume of loans contractually past due for 90 days or more on which interest continues to be accrued. These loans are believed to be well collateralized and present little or no likelihood of loss of principal.

(Dollars in Thousands)
Loans 90 Days or More Past Due	2005	2004	2003	2002	2001
Real Estate	$—	$118	$2,017	$—	$1,064
Installment	—	—	—	—	—

Total Loans 90 Days or More Past Due	$—	$118	$2,017	$—	$1,064

Non-Interest Income and Expense. Non-interest Income equaled $593,000 for 2005 compared to $754,000 for 2004, a decrease of $161,000, or 21%. The principal component of non-interest income is service charges on deposit accounts, which equaled $430,000 for 2005 compared to $526,000 for 2004. Non-interest expenses increased $224,000 during the year. Salaries and employee benefits, which is the largest of these expenses, increased $40,000 during the year.

Investments. The total investment securities increased from $42 million at year-end 2004 to $57 million at year-end 2005. With interest rates at levels never before seen in recent times, the Bank increased investments in U. S. Agency Securities, where higher yields were available, and reduced interest-bearing deposits in other financial institutions.

Deposits. Total deposits increased $8.2 million, or 4%, during the year. In addition, there has been a significant shift in the composition of our deposits as customers have moved their funds from shorter-term accounts into Certificate of Deposits. LIFETIME FREE CHECKING and time deposits increased while all other deposit categories decreased.

Interest Sensitivity Analysis. The frequency with which interest rates on earning assets and interest bearing liabilities change has a significant impact on net interest income. The following table presents the anticipated changes based on the contractual maturity of each instrument. Expected maturities may differ from contractual maturities as both borrowers and depositors may have the right to call or prepay obligations with or without call or prepayment penalties.

(Dollars in Thousands) (Revised) Use of Funds	Within One Year	One to Five Years	Over Five Years	Total
Interest-Bearing Deposits in Other Financial Institutions	$14,446	$1,287	$—	$15,733
Federal Funds Sold	19,000	—	—	19,000
Investment Securities	18,271	38,506	—	56,777
Loans	34,778	41,886	51,480	128,144

Total Earning Assets	$86,495	$81,679	$51,480	$219,654

Deposits
Interest-Bearing Demand	$27,200	$—	$—	$27,200
Regular Passbook Savings	25,787	—	—	25,787
Time Deposits
Certificates of Deposit $100,000 and Over	16,653	12,434	—	29,087
Other	62,328	48,163	—	110,491

Total Interest-Bearing Deposits	131,968	60,597	—	192,565
Notes issued to the U. S. Treasury	58	—	—	58

Total Interest-Bearing Liabilities	$132,026	$60,597	$—	$192,623

Maturity/Rate Sensitivity Gap Per Period	$(45,531)	$21,082	$51,480	$27,031
Cumulative Maturity/Rate Sensitivity Gap	(45,531)	(24,449)	27,031

4

Capital. The federal regulatory agencies use risk-based capital ratios to analyze the adequacy of a bank’s capital. These ratios weigh bank assets from 0% to 100% depending upon the risks inherent in each type of asset. The Bank continues to meet all requirements for a well-capitalized bank as defined by the regulatory agencies.

	2005 (Revised)	2004
Tier 1 Ratio	12.00%	12.76%
Total Risk-Based Capital Ratio	13.25%	14.01%
Leverage Ratio	6.80%	6.75%

Liquidity. Liquidity is our ability to fund both loans and investments in the normal course of business and to provide adequate protection for unexpected deposit withdrawals or other demands for funds without incurring a significant negative impact on profitability. Our primary source of day-to-day liquidity lies in the combination of cash, deposit balances, checks in the process of collection, deposit growth and federal funds sold. Federal funds are excess funds that are sold to other banks, generally on a one-day basis. Normal funds from the repayment of loans and investments augment these funds.

Our secondary source of liquidity lies in our investments and deposits in other financial institutions. While our investments are categorized as held-to-maturity, they consist of short-term U. S. Government Agencies that are readily marketable. As reflected in the previous Interest Sensitivity Analysis, the majority of our investment securities mature in five years or less. Interest-bearing deposits in other financial institutions generally mature in two years or less and the volume of this investment decreased $3.8 million during the year.

Management’s Responsibility for Financial Reporting

The management of Mountain National Bank has prepared and is responsible for the accompanying financial statements, together with the financial data and other information presented in this annual report. Management believes that the financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America appropriate under the circumstances and include amounts that are based on management’s best estimates and judgments.

Management maintains and depends upon an internal accounting control system designed to provide reasonable assurance that transactions are executed in accordance with management’s authorization, that financial records are reliable as the basis for preparation of all financial statements, and that the Bank’s assets are safeguarded. The design and implementation of all systems of internal control are based on judgments required to evaluate the costs of control in relation to the expected benefits and to determine the appropriate balance between these costs and benefits. The Bank maintains a professional internal audit staff to monitor compliance with the system of internal control. Operational and special audits are conducted, and audit reports are submitted to appropriate management.

The Board of Directors functions as the audit committee and meets periodically with the independent public accountants, Goodman & Company, management and internal auditors to review accounting, auditing and internal reporting matters. The independent public accountants and internal auditors have free access to the Board to discuss the results of their audit work and their evaluations of internal controls and the quality of financial reporting.

The responsibility of Goodman & Company is limited to an expression of their opinion as to the fairness of the financial statements. Their opinion is based on an audit conducted in accordance with Standards of the Public Company Accounting Oversight Board (United States), as described in their report.

Worth Harris Carter, Jr.
Chairman of the Board, President and Chief Financial Officer

5

Certified Public Accountants

Specialized Services

Business Solutions

Report of Independent Registered Public Accounting Firm

Board of Directors and Shareholders

Mountain National Bank

We have audited the accompanying statements of financial condition of Mountain National Bank (Bank) as of December 31, 2005 and 2004, and the related statements of income, shareholders’ equity and cash flows for each of the years in the three-year period ended December 31, 2005. These financial statements are the responsibility of the Bank’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Mountain National Bank as of December 31, 2005 and 2004, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

As further discussed in Note 21 to the financial statements, the statements of financial condition as of December 31, 2005, and the related statements of operations, shareholders’ equity and cash flows for the year ended December 31, 2005, have been revised.

Danville, Virginia
March 1, 2006

110 Exchange Street, Suite G

Danville, VA 24541

ph: 434.792.5334

fax: 434.791.6061

www.goodmanco.com

6

Statements of Financial Condition

(Dollars in Thousands)

	December 31
	2005 (Revised)	2004
ASSETS:
Interest-Bearing Deposits in Other Financial Institutions	$15,733	$19,497
Investment Securities (Fair Value $56,049 in 2005, $42,065 in 2004)	56,777	42,109
Federal Funds Sold	19,000	41,380
Loans (Net of Unearned Income)	127,726	109,282
Less: Allowance for Loan Losses	(1,681)	(1,659)

Net Loans	126,045	107,623

Earning Assets	217,555	210,609

Cash and Due from Banks	7,547	5,654
Bank Premises and Equipment	2,458	2,556
Real Estate Owned Other Than Bank Premises	1,655	2,131
Investment in Associated Company	769	618
Other Assets	2,309	1,989

TOTAL ASSETS	$232,293	$223,557

LIABILITIES:
Deposits:
LIFETIME FREE CHECKING	$27,200	$26,319
Interest-Bearing Demand	23,606	29,825
Regular Passbook Savings	25,787	26,451
Time Deposits:
Certificates of Deposit $100,000 and Over	29,087	22,898
Other	110,491	102,431

TOTAL DEPOSITS	216,171	207,924
Notes Issued to the U.S. Treasury	58	54
Other Liabilities	386	343

TOTAL LIABILITIES	216,615	208,321

SHAREHOLDERS’ EQUITY:
Common Stock, Par Value Per Share $5.00; 2,500,000 shares authorized; 507,865 shares outstanding in 2005 and 2004	2,539	2,539
Surplus	10,206	10,206
Undivided Profits	2,933	2,491

TOTAL SHAREHOLDERS’ EQUITY	15,678	15,236

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$232,293	$223,557

The accompanying notes are an integral part of these financial statements.

7

Statements of Income

(Dollars in Thousands Except Per Share Data)

	Years Ended December 31
	2005 (Revised)	2004	2003
INTEREST INCOME:
Interest and Fees on Loans:
Taxable	$6,141	$6,055	$6,777
Non-Taxable	612	352	106
Interest on Deposits in Other Financial Institutions	559	390	321
Interest on Federal Funds Sold	950	428	518
Interest and Dividends on Securities
U. S. Agency Securities	1,938	2,215	2,522
States and Political Subdivisions	15	76	105

TOTAL INTEREST INCOME	10,215	9,516	10,349

INTEREST EXPENSE:
Interest on Time Deposits $100,000 and Over	897	622	742
Interest on Other Deposits	4,217	3,705	4,420
Interest on Notes to the U. S. Treasury	2	1	1

TOTAL INTEREST EXPENSE	5,116	4,328	5,163

NET INTEREST INCOME	5,099	5,188	5,186
Provision for Loan Losses	72	72	860

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	5,027	5,116	4,326

NON-INTEREST INCOME:
Service Charges, Commission and Fees	430	526	503
Other Non-Interest Income	163	228	167

TOTAL NON-INTEREST INCOME	593	754	670

NON-INTEREST EXPENSE:
Salaries and Employee Benefits	1,928	1,888	1,673
Occupancy Expense	490	432	374
Operations Center Expense	1,007	908	880
Other Non-Interest Expense	452	425	417

TOTAL NON-INTEREST EXPENSE	3,877	3,653	3,344

INCOME BEFORE INCOME TAXES	1,743	2,217	1,652
Income Tax Expense	387	620	501

NET INCOME	$1,356	$1,597	$1,151

NET INCOME PER SHARE:
Basic and Diluted	$2.67	$3.14	$2.27

The accompanying notes are an integral part of these financial statements.

8

Statements of Cash Flows

(Dollars in Thousands)

	Years Ended December 31
	2005 (Revised)	2004	2003

Cash Flows From Operating Activities:
Net Income	$1,356	$1,597	$1,151
Adjustments to reconcile to net cash from operating activities:
Provision for Loan Losses	72	72	860
Depreciation of Premises and Equipment	161	125	80
Equity in Undistributed Income from Associated Company	(1)	(11)	(10)
Provision for Deferred Income Taxes	(20)	70	(253)
(Decrease) in Unearned Income	(12)	(39)	(29)
(Increase) Decrease in Other Assets	(320)	222	156
Increase (Decrease) in Other Liabilities	63	8	(85)

Net Cash from Operating Activities	1,299	2,044	1,870

Cash Flows From Investing Activities:
Maturity of Interest-Bearing Deposits	14,854	14,055	11,581
Purchase of Interest-Bearing Deposits	(11,090)	(19,596)	(13,956)
Purchase of Investment Securities	(22,891)	(20,000)	(27,000)
Proceeds from maturities, calls, and redemptions of Investment Securities	8,223	43,250	23,856
Purchase of Bank Premises and Equipment	(63)	(468)	(860)
Net Increase in Short-Term Loans Outstanding, Net	(6,588)	(10,225)	(5,176)
Longer-Term Loans Originated or Purchased	(21,278)	(17,096)	(25,121)
Principal Collected on Longer-Term Loans	9,384	18,354	24,290
Sale of Other Real Estate	476	—	12
Investment in Associated Company	(150)	—	(199)

Net Cash from Investing Activities	(29,123)	8,274	(12,573)

Cash Flows From Financing Activities:
Net Increase in Demand and Savings Accounts	(6,002)	2,234	12,876
Proceeds from Sale of Time Deposits	90,182	85,179	99,642
Payments on Matured Time Deposits	(75,933)	(88,202)	(101,032)
Cash Dividends	(914)	(914)	(915)
Net Increase (Decrease) in Notes Issued to U.S. Treasury	4	9	(230)

Net Cash from Financing Activities	7,337	(1,694)	10,341

Net Change in Cash and Equivalents	(20,487)	8,624	(362)

Cash and Equivalents at Beginning of Year	47,034	38,410	38,772

Cash and Equivalents at End of Year	$26,547	$47,034	$38,410

Supplementary Data:
Cash Paid for Interest	$5,046	$4,349	$5,233
Cash Paid for Income Taxes	387	620	501
Transfer of Loans to Foreclosed Assets	203	1,538	—

The accompanying notes are an integral part of these financial statements.

9

Statements of Changes in Shareholders’ Equity

(Dollars in Thousands)

	COMMON STOCK			UNDIVIDED PROFITS
	SHARES	AMOUNT	SURPLUS
Year Ended December 31, 2003

Balance at Beginning of Year	507,865	$2,539	$10,206	$1,572
Net Income	—	—	—	1,151
Cash Dividends, $1.80 per share	—	—	—	(915)

Total	507,865	$2,539	$10,206	$1,808

Year Ended December 31, 2004

Balance at Beginning of Year	507,865	$2,539	$10,206	$1,808
Net Income	—	—	—	1,597
Cash Dividends, $1.80 per share	—	—	—	(914)

Total	507,865	$2,539	$10,206	$2,491

Year Ended December 31, 2005 (Revised)

Balance at Beginning of Year	507,865	$2,539	$10,206	$2,491
Net Income	—	—	—	1,356
Cash Dividends, $1.80 per share	—	—	—	(914)

Total	507,865	$2,539	$10,206	$2,933

The accompanying notes are an integral part of these financial statements.

10

Notes to Financial Statements

(Dollars in Thousands Except Per Share Data)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accounting and reporting policies of Mountain National Bank are in accordance with accounting principles generally accepted in the United States of America, and general practices within the banking industry that are consistent with reports filed with regulatory agencies.

NATURE OF OPERATIONS

The Bank generates commercial (including agricultural), mortgage and consumer loans and receives deposits from customers located primarily in Carroll and Grayson Counties and the City of Galax in Virginia and Iredell, Surry, Yadkin and Wilkes Counties in North Carolina. The Bank operates under a national charter and provides full banking services. As a national bank, the Bank is subject to regulation by the Comptroller of the Currency, Federal Deposit Insurance Corporation, and the Board of Governors of the Federal Reserve System.

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Material estimates that are particularly susceptible to significant change in the near term relate to the determination of the allowance for loan losses, and fair value of other real estate owned.

CASH AND CASH EQUIVALENTS

For purposes of cash flows, cash and cash equivalents include cash on hand, demand balances due from banks and federal funds transactions. Generally, federal funds are purchased and sold for one-day periods.

SECURITIES

Investment securities are stated at cost, adjusted for amortization of premiums and accretion of discounts, and computed by the interest method. The Bank has the positive intent and ability to hold these securities until maturity. Gains and losses on sales, if any, of securities are based upon the adjusted cost of the specific securities sold.

LOANS

Loans are recorded at the amount of the loan disbursed to borrowers plus the applicable amount, if any, of unearned income and other charges, less payments received. Income earned on loans is recognized by methods which generally result in level rates of return on principal amounts outstanding. The net amount of nonrefundable loan origination fees approximates the direct costs associated with the lending process.

The allowance for loan losses is an estimate of losses inherent in the loan portfolio as determined by management taking into consideration historical loan loss experience, diversification of the loan portfolio, amounts of secured and unsecured loans, banking industry standards and averages, and general economic conditions. Ultimate losses may vary from current estimates. These estimates are reviewed periodically and as adjustments become necessary, they are reported in earnings in the periods in which they become reasonably estimable.

Management determines loan impairment using guidelines established by Statement of Financial Accounting Standards No. 114 (SFAS 114), “Accounting by Creditors for Impairment of a Loan (as amended by SFAS No. 118, Accounting by Creditors for Impairment of a Loan -Income Recognition and Disclosures”). Under this accounting standard, a loan is considered to be impaired when it is probable that the Bank will be unable to collect all principal and interest amounts according to the contractual terms of the loan agreement. A performing loan may be considered impaired . The allowance for loan losses related to loans identified as impaired is primarily based on the excess of the loan’s current outstanding principal balances over the estimated fair value of the related collateral. For a loan that is not collateral-dependent, the allowance is recorded at the amount by which the outstanding principal balance exceeds the current best estimate of the future cash flows on the loan discounted at the loan’s original effective interest rate. Interest on impaired loans is recognized when cash is received.

BANK PREMISES AND EQUIPMENT

Premises and equipment are stated at cost, less accumulated depreciation. Depreciation is charged to operating expenses over the estimated useful life of the assets by the accelerated and straight-line methods. Costs of maintenance or repairs are charged to expense as incurred and improvements are capitalized. Upon retirement or disposal of an asset, the asset and related allowance account are eliminated. Any gain or loss on such transactions is included in current operations. Depreciation has been included under Occupancy Expense in the Statements of Income in the amount of $161,000 in 2005, $125,000 in 2004 and $80,000 in 2003.

OTHER REAL ESTATE OWNED

Real estate properties acquired through or in lieu of loan foreclosure are initially recorded at the lower of the Bank’s carrying amount or fair value less estimated selling cost at the date of foreclosure. Any write-downs based on the asset’s fair value at the date of acquisition are charged to the allowance for loan losses. After foreclosure, these assets are carried at the lower of their new cost basis or fair value less cost to sell. Costs of significant property improvements are capitalized, whereas costs relating to holding property are expensed. Valuations are periodically performed by management, and any write-downs are recorded as a charge to operations, if necessary, to reduce the carrying value of a property to the lower of its carrying value or fair value less cost to sell.

INCOME TAXES

Deferred taxes are provided on a liability method whereby deferred tax assets are recognized for deductible temporary differences and operating loss and tax credit carryforwards and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

RETIREMENT BENEFITS

The Bank has established an Employee Benefit Plan as described in footnote 5. The Bank does not provide any other post-retirement benefits that would be accrued under Statement of Financial Accounting Standards No. 106, “Employers” Accounting for Post Retirement Benefits Other Than Pensions”.

2. INVESTMENT SECURITIES

The carrying value of securities pledged to secure public deposits was $56,777,000 and $41,659,000, respectively, at December 31, 2005 and 2004. The amortized cost and estimated fair value of investment securities as of December 31, 2005 and 2004 were as follows:

December 31, 2005	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
U. S. Agency Securities	$56,777	$14	$742	$56,049

December 31, 2004
U. S. Agency Securities	$41,659	$205	$261	$41,603
Obligations of States and
Political Subdivisions	450	12	—	462

Total	$42,109	$217	$261	$42,065

The table below shows gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position at December 31, 2005 and 2004.

2005 Securities Description	Fair Value	Unrealized Less than 12 Months	Losses More than 12 Months
U. S. Agency Securities	$14,381	$113	$—

U. S. Agency Securities	32,868	—	629

Total	$47,249	$113	$629

2004
U. S. Agency Securities	$27,743	$223	$—
U. S. Agency Securities	4,998	—	38
Total	$32,741	$223	$38

The unrealized losses on the Bank’s investments in obligations of U. S. government agencies were caused by interest rate increases. The contractual terms of those investments do not permit the issuer to settle the securities at a price less than the amortized cost of the investment. Because the Bank has the ability and intent to hold those investments until a recovery of fair value, which may be maturity, the Bank does not consider those investments to be other-than-temporarily impaired at December 31, 2005.

The amortized cost and estimated fair value of investments in debt securities at December 31, 2005 and 2004, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because issuers may have the right to call or prepay obligations with or without call or prepayment penalties.

	December 31, 2005		December 31, 2004
	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value
Due in one year or less	$18,271	$18,166	$2,050	$1,916
Due in one year through five years	38,506	37,883	40,059	40,149
Due in five years through ten year	—	—	—	—
Due after ten years	—	—	—	—

Total	$56,777	$56,049	$42,109	$42,065

There were no sales of securities during 2005, 2004 or 2003.

3. COMPOSITION OF LOANS

	December 31
	2005 (Revised)	2004
Real Estate	$94,509	$82,704
Consumer	10,533	8,792
Commercial, Industrial and Agricultural	4,278	3,540
All Other	18,824	14,676
Gross Loans	128,144	109,712

Less: Unearned Income	(418)	(430)
Allowance for Loan Losses	(1,681)	(1,659)

Total Loans, Net	$126,045	$107,623

Maturity Distribution Variable	2005 (Revised)	2004
Less Than One Year	$17,352	$55,414
One to Five Years	33,798	729
Over Five Years	12,259	2,828

Subtotal	63,409	58,971

Fixed
Less Than One Year	17,427	14,565
One to Five Years	8,085	18,830
Over Five Years	39,223	17,346

Subtotal	64,735	50,741

Total	$128,144	$109,712

4. ALLOWANCE FOR LOAN LOSSES

In the view of management, the Allowance for Loan Losses is adequate to meet the loss contingency based on experience factors and a review of the loan portfolio.

The Allowance for Loan Losses for the years ending December 31, 2005, 2004 and 2003 are summarized as follows:

	2005	2004	2003
Balance at beginning of year	$1,659	$1,639	$873
Recoveries credited during year	57	—	—
Provision for loan losses	72	72	860
Losses charged to allowance	(107)	(52)	(94)

Balance at end of year	$1,681	$1,659	$1,639

11

The following is a summary of information pertaining to impaired and non-accrual loans:

	December 31 2005 (Revised)	2004
Impaired loans without a valuation allowance	$—	$—
Impaired loans with a valuation allowance	1,975	1,975

Total Impaired loans	$1,975	$1,975

Valuation allowance related to impaired loans	$788	$788

Nonaccrual loans (impaired)	$1,975	$1,975

Nonaccrual loans (non-impaired)	$1,130	$18

Total loans past due ninety days or more and still accruing	$—	$118

Average investment in impaired loans	$1,975	$1,975

Interest income recognized on impaired loans	$—	$225

Interest income recognized on a cash basis on impaired loans	$—	$177

5. STOCK OPTIONS AND EMPLOYEE BENEFIT PLANS

There were no stock options or stock option plans in effect for 2003, 2004, or 2005.

Effective January 1, 1997 the Bank adopted an integrated profit sharing plan. Employees participate in the profit sharing plan following completion of six (6) months of service and upon reaching the age of twenty years and six months as of January 1. Vesting includes years of service to the Bank prior to the effective date of the plan. The plan gives 0% vesting to anyone who has less than five (5) years of service except that persons who have reached the age of 62 are fully vested regardless of length of service. Each participant in the plan (who has not reached age 62) becomes 100% vested after five (5) years of service. The contribution to the plan is determined each year by the Board of Directors and thus may fluctuate in amount from year to year. The contribution by the Bank was $68,000 in 2005 $77,000 in 2004 and $64,000 in 2003, and is included in Salaries and Employee Benefits in the Statements of Income.

6. FEDERAL AND STATE INCOME TAXES

Net deferred tax assets consist of the following components as of December 31, 2005 and 2004:

Deferred Tax Assets	2005	2004
Allowance for Loan Losses	$504	$493
Dividend Exclusion	13	13
Other	20	—

Total Deferred Tax Assets	$537	$506

Deferred Tax Liabilities
Bank Premises	$206	$195
Investment in Associated Companies	16	16

Total Deferred Tax Liabilities	222	211

Net Deferred Taxes	$315	$295

The provisions for income taxes charged to operations for the years ended December 31, 2005, 2004, and 2003 consist of the following:

	2005 (Revised)	2004	2003
Currently payable - Federal	$407	$550	$746
Currently payable - North Carolina	—	—	8
Deferred	(20)	70	(253)

Net Provision	$387	$620	$501

The income tax provision differs from the amount of income tax determined by applying the U. S. federal income tax rate to pretax income for the years ended December 31, 2005, 2004, and 2003 due to the following:

	2005 (Revised)	2004	2003
Tax provision computed by applying federal rates to income before income taxes	$574	$754	$562
Tax exempt Interest	(213)	(145)	(72)
Other	26	11	11

Net Provision	$387	$620	$501

7. RELATED PARTY TRANSACTIONS

The Chairman of the Board of Mountain National Bank also serves as Chairman of the Board of Blue Ridge Bank, N. A., Central National Bank, Community National Bank, First National Bank, First National Exchange Bank, Patrick Henry National Bank, Patriot Bank, N. A., Peoples National Bank, and Shenandoah National Bank.

The Bank maintains correspondent bank accounts with one of these banks. In 2005 and 2004 the average daily balances in these accounts were considered normal operating balances to facilitate general business transactions.

The Bank also participates in loan transactions with these banks. These transactions are at carrying value and do not involve more than the normal risk of collectibility or present other unfavorable features.

The Bank owns ten percent of the outstanding common stock of The Mortgage Company of Virginia, Inc. The remaining common stock is equally owned by the banks listed above. The Mortgage Company of Virginia owns 100% of Bank Services of Virginia, Inc. The business of both of these companies is to provide operational support services to the ten banks. These services consist of mortgage loan servicing, data processing, bookkeeping, check clearing, accounting, investment management, bank couriers, advertising programs, central purchasing and other management services. The Bank is charged for its share of these services, which is recorded as Operation Center Expense in the Statements of Income. The cost of this expense is shared by the ten banks on the basis of average deposits of each bank related to total average deposits of all the banks.

The Mortgage Company of Virginia, Inc. also owns 100% of Bank Services Insurance, Inc. Bank Services Insurance, Inc. provides insurance products to the banks and to customers in the Danville area. The premiums paid to Bank Services Insurance, Inc. equaled $20,000 for 2005.

The Mortgage Company of Virginia, Inc. also owns 50% of Coresoft, Inc. represented by an initial $1,000 investment during 2004. Coresoft, Inc. is in the process of developing a core software package the banks listed above will use. At December 31, 2005, Coresoft, Inc. had an outstanding note payable to the Mortgage Company of $1,400,000.

The Bank records its investment in the common stock of The Mortgage Company of Virginia, Inc. under the equity method of accounting due to the influence the Bank has over the company. The Bank invested an additional $150,000 in 2005 increasing the value of the investment to $769,000 from $618,000 at December 31, 2004. The Bank’s share of earnings of the company equaled $1,000 for 2005, $11,000 for 2004 and $10,000 for 2003 and is shown in the Statements of Income under Other Non-interest Income.

The Chairman of the Board and President of the Bank also serves as Chairman of the Board and President of Bank Building Corporation and Manager of Blackstone Properties, LLC, its wholly owned subsidiary (the “companies”). The companies lease branches to certain of the banks listed above. At December 31, 2005, the Bank leased three offices from the companies. Rental expense and future lease payments under these leases are disclosed in a footnote below. As of December 31, 2005 and 2004, the Bank had loans totaling $2,673,000 and $2,735,000, respectively, to the companies. These loans were made to purchase bank branches leased to affiliated banks. The loans are secured by these branches and the related leases, and have repayment terms similar to other loan customers of the Bank.

In the ordinary course of business, directors, and their related interests were customers of, and had transactions with the Bank. Loan transactions with directors, principal security holders, and associates were made on substantially the same terms as those prevailing at the time for comparable loans to other persons and did not involve more than normal risk of collectiblity or present other unfavorable features. A summary of these transactions is presented below:

	2005	2004
Beginning Balance	$355	$382
New Loans	—	—
Repayments	(31)	(27)

Ending Balance	$324	$355

8. CONTINGENCIES

The Bank did not have any legal matters of financial significance pending at December 31, 2005 or 2004.

9. EARNINGS PER COMMON SHARE

The Bank follows Statement of Financial Accounting Standards (SFAS) No. 128, “Earnings Per Share”. This statement requires the dual presentation of basic and diluted earnings per share. The weighted average number of shares used to compute earnings per share was 507,865.

The Bank issued a 10% stock dividend in 2003 and none in 2004 or 2005. No fractional shares were issued in this stock dividend. Stock dividends and fractional shares were settled based on known prices for recent trades of the stock and other factors deemed relevant at the time.

10. BANK PREMISES AND EQUIPMENT

Premises and equipment are stated at cost less accumulated depreciation as follows:

December 31, 2005	Cost	Accumulated Depreciation and Amortization	Net Remaining Cost
Bank Premises
(Including Land of $632,000)	$2,330	$579	$1,751
Equipment	1,004	297	707

Total	$3,334	$876	$2,458

December 31, 2004
Bank Premises
(Including Land of $244,000)	$2,316	$528	$1,788
Equipment	956	188	768

Total	$3,272	$716	$2,556

11. FORECLOSED ASSETS

Expenses applicable to foreclosed assets include the following:

	Years Ending December 31,
	2005	2004	2003
Net loss (gain) on sales of real estate	$—	$—	$—
Provision for losses	—	—	—
Operating expenses	26	16	12

12. CASH AND CASH EQUIVALENTS

Cash and cash equivalents as of December 31, 2005, 2004, and 2003 are detailed below:

	2005	2004	2003
Cash and Due From Banks	$7,547	$5,654	5,095
Federal Funds Sold	19,000	41,380	33,315

Total Cash and Cash Equivalents	$26,547	$47,034	$38,410

12

13. DEPOSITS

Certificates of Deposit maturing as of December 31:	2005	2004
1 Year	$78,984	$75,520
2 Years	20,115	14,898
3 Years	10,935	12,967
4 Years	8,464	9,493
5 Years and thereafter	21,080	12,451

Total	$139,578	$125,329

14. CONCENTRATION OF CREDIT RISK

The majority of all the Bank’s loans, commitments and lines of credit have been granted to customers in the Bank’s market area. The concentrations of credit by loan classification are set forth in a footnote above. The Bank does not extend credit to any individual borrowers in excess of its lending limit of $2,608,000 as of year-end 2005 and $2,534,000 as of year-end 2004.

The largest category of Real Estate Loans consisted of Commercial loans. These loans approximated $27,120,000 at December 31, 2005 and $18,481,000 at December 31, 2004.

15. FAIR VALUE OF FINANCIAL INSTRUMENTS

Statement of Financial Accounting Standards No. 107,” Disclosures about Fair Value of Financial Instruments”, requires the Bank to disclose the estimated fair values of its financial assets and liabilities. The estimated fair values were determined using the following assumptions:

a.	The carrying value of Cash and Due From Banks, Federal Funds Sold, and Interest-Bearing Deposits in Other Financial Institutions are believed to approximate the fair value of these items.

b.	The fair value of actively traded investment securities are determined according to quotes available in the financial press. The fair value of instruments which are not actively traded are determined using values of other instruments with similar characteristics or obtained from outside sources believed to be reliable.

c.	The fair value of loans are estimated by discounting the anticipated cash flows using estimated rates for similar loans available in the Bank’s market area. Estimates of maturities are based on both experience and contractual maturities although prepayments are permitted on the loans.

d.	The fair value of short-term demand and savings deposits are believed to equal carrying value. The fair value of certificates of deposit are based upon the contractual maturity of the instruments and rates currently offered for similar deposits.

e.	The fair value of Notes Payable to the U. S. Treasury are estimated at carrying value.

f.	The fair value of Accrued Interest Receivable and Accrued Interest Payable are estimated at carrying value.

	2005 (Revised)		2004
Financial Assets:	Carrying Value	Fair Value	Carrying Value	Fair Value
Interest-Bearing Deposits in Other Financial Institutions	$15,733	$15,733	$19,497	$19,497
Investment Securities	56,777	56,049	42,109	42,065
Federal Funds Sold	19,000	19,000	41,380	41,380
Loans (Net of Unearned Income)	127,726	127,328	109,282	109,132
Cash and Due From Banks	7,547	7,547	5,654	5,654
Accrued Interest Receivable	1,143	1,143	877	877

Total	$227,926	$226,800	$218,799	$218,605

Financial Liabilities:
Deposits
LIFETIME FREE CHECKING	$27,200	$27,200	$26,319	$26,319
Interest-Bearing Demand	23,606	23,606	29,825	29,825
Regular Passbook Savings	25,787	25,787	26,451	26,451
Time Deposits:
Certificates of Deposit $100,000 and Over	29,087	29,056	22,898	23,046
Other	110,491	110,284	102,431	102,994

Total Deposits	216,171	215,933	207,924	208,635
Notes issued to the U. S. Treasury	58	58	54	54
Accrued Interest Payable	310	310	242	242

Total	$216,539	$216,301	$208,220	$208,931

16. CAPITAL ADEQUACY

The Bank is subject to various regulatory capital requirements. Under the regulatory capital guidelines and the regulatory framework for Prompt Corrective Action (PCA), the Bank must meet specific capital guidelines involving the quantitative measures of the Bank’s assets, liabilities, and certain off-balance-sheet items as calculated under regulatory accounting practices. The Bank’s capital amount and classification are also subject to qualitative judgments by the regulators about components, risk weightings and other factors.

Quantitive measures established by regulation to ensure capital adequacy require the Bank to maintain minimum ratios (set forth in the table below) of total and Tier 1 capital (as defined in the regulations) to resk-weighted assets (as defined) and of Tier 1 capital to average assets (as defined).

	Minimum Ratio For Capital Adequacy Purposes	Minimum Ratio To Be Considered Well Capitalized under PCA Provisions
Tier 1 Capital to Risk Weighted Assets	4%	6%
Total Capital to Risk Weighted Assets	8%	10%
Tier 1 Capital to Average Assets	4%	5%

As of December 31, 2005, the most recent notification from the Federal Deposit Insurance Corporation categorized the Bank as well capitalized under the regulatory framework for prompt corrective action. To be categorized as well capitalized, an institution must maintain minimum total risk-based, Tier 1 risk-based and Tier 1 leverage ratios as set forth in the above table. There are no conditions or events since the notification that management believes have changed the Bank’s category. The Bank’s actual capital amounts and ratios as of December 31, 2005 and 2004 are presented in the following table. Management believes, as of December 31, 2005 and 2004, that the Bank meets all capital adequacy requirements to which it is subject.

December 31, 2005 (Revised)	Minimum Capital For Capital Adequacy Purposes	Minimum Capital To Be Considered Well Capitalized Under PCA Provisions	Actual Capital	Actual Ratio
Tier 1 Capital to Risk Weighted Assets	$5,228	$7,842	$15,678	12.00%
Total Capital to Risk Weighted Assets	10,456	13,070	17,312	13.25%
Tier 1 Capital to Average Assets	5,229	6,537	15,678	6.80%

December 31, 2004
Tier 1 Capital to Risk Weighted Assets	$4,783	$7,174	$15,236	12.76%
Total Capital to Risk Weighted Assets	9,566	11,957	16,731	14.01%
Tier 1 Capital to Average Assets	8,029	11,286	15,236	6.75%

17. QUARTERLY FINANCIAL DATA (Unaudited)

The following summarizes the quarterly results of operations for the years ended December 31, 2005 and 2004:

2005 (Revised)	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Total Interest Income	$2,368	$2,501	$2,646	$2,700
Total Interest Expense	1,111	1,206	1,373	1,426

Net Interest Income	1,257	1,295	1,273	1,294
Provision For Loan Losses	18	18	18	18

Net Interest Income After Provision for Loan Losses	1,239	1,277	1,255	1,256
Total Non-Interest Income	158	135	155	145
Total Non-Interest Expense	940	953	934	1,050

Income Before Income Taxes	457	459	476	351
Income Tax Expense	105	98	103	81

Net Income	$352	$361	$373	$270

Basic and Diluted Net Income Per Share	$0.69	$0.72	$0.73	$0.53

2004	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Total Interest Income	$2,351	$2,379	$2,461	$2,325
Total Interest Expense	1,108	1,072	1,068	1,080

Net Interest Income	1,243	1,307	1,393	1,245
Provision For Loan Losses	18	18	18	18

Net Interest Income After Provision for Loan Losses	1,225	1,289	1,375	1,227
Total Non-Interest Income	167	173	167	247
Total Non-Interest Expense	851	882	912	1,008

Income Before Income Taxes	541	580	630	466
Income Tax Expense	155	165	175	125

Net Income	$386	$415	$455	$341

Basic and Diluted Net Income Per Share	$0.76	$0.82	$0.89	$0.67

18. LEASES AND RENT EXPENSE

The Bank leased facilities under non-cancelable operating leases during 2005, 2004 and 2003. As noted above, the Bank leases two offices from Bank Building Corporation and one office from Blackstone, Inc. These leases required the Bank to pay maintenance, insurance and property taxes and do not have renewal options. Rental expense under these leases was $155,000 for 2005, 2004 and 2003. Future rental payments under all operating leases are as follows:

Year Ending December 31,	2006	$155
	2007	155
	2008	155
	2009	155
	2010	155
Thereafter		221

Total Minimum Lease Payments		$996

19. OFF BALANCE SHEET ACTIVITIES AND COMMITMENTS

Commitments to extend credit, which amounted to $170,000 and $4,101,000 at December 31, 2005 and 2004 respectively, represent agreements to lend to customers with fixed expiration

13

dates or other termination clauses. Since many of the commitments are expected to expire without being funded, the total commitment amounts do not necessarily represent future liquidity requirements. Standby letters of credit are conditional commitments issued by the Bank guaranteeing the performance of a customer to a third party. Those guarantees are primarily issued to support public and private borrowing arrangements. At December 31, 2005 the Bank had no outstanding standby letters of credit and $20,000 outstanding at December 31, 2004.

The Bank is a member of the Federal Reserve System and is required to maintain certain levels of its cash and due from bank balances as reserves based on regulatory requirements. At December 31, 2005 and 2004, this reserve requirement was approximately $1,103,000 and $1,084,000, respectively.

Federal banking regulations place certain restrictions on dividends paid by the Bank. The total amount of dividends which may be paid at any date and is generally limited to the retained earnings of the Bank. In addition, dividends paid by the Bank would be prohibited if the effect thereof would cause the Bank’s capital to be reduced below applicable minimum capital requirements.

20. RECENT ACCOUNTING PRONOUNCEMENTS AND ACCOUNTING CHANGES

In November 2002, the FASB issued FASB Interpretation No. 45, “Guarantor’s Accounting and Disclosure Requirements for Guarantees, including Indirect Guarantees of Indebtedness of Others” (FIN 45). The interpretation elaborates on the disclosures to be made by a guarantor in its financial statements under certain guarantees that it has issued. It also clarifies that a guarantor is required to recognize, at the inception of a guarantee, a liability for the fair value of the obligation undertaken in issuing the guarantee. The interpretation requires disclosure of the nature of the guarantee, the maximum potential amount of future payments that the guarantor could be required to make under the guarantee, and the current amount of the liability, if any, for the guarantor’s obligations under the guarantee. The recognition requirements of the Interpretation were effective beginning January 1, 2003.

The FASB also revised FASB Interpretation 46, “Consolidation of Variable Interest Entities, an interpretation of ARB No. 51” (FIN 46). The interpretation provides a framework for identifying variable interest entities (VIEs), and determining when a company should include the assets, liabilities, noncontrolling interests and results of activities of a VIE in its consolidated financial statements. As revised, FIN 46 is effective beginning in the first quarter of 2004 for all VIEs (other than what is commonly referred to as special purpose entities, VIEs of small business issuers, and VIEs of nonpublic entities). The Bank does not currently utilize VIEs or so called special purpose entities.

In November 2003, the FASB’s Emerging Issues Task Force (EITF) reached consensus on new disclosure requirements related to unrealized losses on investment securities. The new disclosure requirements apply to marketable equity and debt securities accounted for under Financial Accounting Board Statement No 115, “Accounting for Certain Investments in Debt and Equity Securities,” and are required for inclusion in annual reports with fiscal years ended after December 15, 2003.

In November 2003, the FASB issued FASB Staff Position (FSP) 144-1, “Determination of Cost Basis for Foreclosed Assets under FASB Statement No. 15”, “Accounting by Debtors and Creditors for Troubled Debt Restructurings,” and the Measurement of Cumulative Losses Previously Recognized under Paragraph 37 of FASB Statement No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets.” Under FSP 144-1, the lender is required to measure the foreclosure on a long-lived asset (e.g. real estate) at fair value less cost to sell on the foreclosure date, which establishes a new cost basis such that any loan valuation allowance is not retained. Thereafter, the lender would follow the impairment guidance in Statement No 144, and should not reflect any recovery in value of the property beyond the cost basis established upon foreclosure of the loan. This guidance was effective upon posting of the FSP to the FASB website in November 2003.

In April 2003, the Financial Accounting Standards Board issued Statement No. 149, “Amendment of Statement 133 on Derivative Instruments and Hedging Activities”. This statement amends and clarifies financial accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts (collectively referred to as derivatives) and for hedging activities under FASB Statement No. 133,” Accounting for Derivative Instruments and Hedging Activities”.

In May 2003, the Financial Accounting Standards Board issued Statement No. 150, “Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity”. This statement establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. It requires that an issuer classify a financial instrument that is within its scope as a liability (or an asset in some circumstances). Many of those instruments were previously classified as equity. This statement is effective for financial instruments entered into or modified after May 31, 2003, and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003.

In December 2004, the FASB issued Statement No. 123 (revised 2004), which is a revision of Statement 123 “Accounting for Stock-Based Compensation”. This Statement establishes standards for the accounting for transactions in which an entity exchanges its equity instruments for good or services. It also addresses transactions in which an entity incurs liabilities in exchange for goods or services that are based on the fair value of the entity’s equity instruments or that may be settled by the issuance of those equity instruments. This Statement focuses primarily on accounting for transactions in which an entity obtains employee services in share based payment transactions. This Statement is effective for public entities as of the beginning of the first interim or annual reporting period that begins after June 15, 2005.

In December 2004, the FASB issued Statement No. 153, “Exchanges of Nonmonetary Assets”, an amendment of APB Opinion No. 29, Accounting for Nonmonetary Transactions”. This Statement eliminates the exception to fair value for exchanges of similar productive assets and replaces it with a general exception for exchange transactions that do not have commercial substance-that is, transactions that are not expected to result in significant changes in the cash flows of the reporting entity. This Statement is effective for nonmonetary asset exchanges occurring in fiscal periods beginning after June 15, 2005.

In May 2005, the FASB issued Statement No. 154, “Accounting Changes and Error Corrections—a replacement of APB Opinion No. 20 and FASB Statement No. 3”. This Statement requires retrospective application to prior periods’ financial statements of changes in accounting principle, unless it is impracticable to determine either the period-specific effects or the cumulative effect of the change. When it is impracticable to determine the period-specific effects of an accounting change on one or more individual prior periods presented, this Statement requires that the new accounting principle be applied to the balances of assets and liabilities as of the beginning of the earliest period for which retrospective application is practicable and that a corresponding adjustment be made to the opening balance of retained earnings. This Statement improves financial reporting because its requirement to report voluntary changes in accounting principles via retrospective application, unless impracticable, enhances the consistency of financial information between periods. This statement is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005.

During November 2005, the FASB issued FASB Staff Position (FSP) FAS 115-1 and 124-1, “The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments.” The guidance in this FSP address the determination of when an investment is considered impaired, whether that impairment is other-than- temporary, and the measurement of an impairment loss. The FSP also includes accounting considerations subsequent to the recognition of an other-than temporary impairment and requires certain disclosures about unrealized losses that have not been recognized as other-than-temporary impairments. The guidance in this FSP is required to be applied to reporting periods beginning after December 15, 2005. Earlier application is permitted.

The FASB has issued FASB Statement No. 155, “Accounting for Certain Hybrid Instruments.” This standard amends the guidance in FASB Statements No. 133, “Accounting for Derivative Instruments and Hedging Activities”, and No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities.” Statement 155 allows financial instruments that have embedded derivatives to be accounted for as a whole (eliminating the need to bifurcate the derivative from its host) if the holder elects to account for the whole instrument on a fair value basis. Statement 155 is effective for all financial instruments acquired or issued after the beginning of an entity’s first fiscal year that begins after September 15, 2006. Earlier adoption is permitted as of the beginning of an entity’s fiscal year, provided the entity has not yet issued financial statements, including financial statements for any interim period for that fiscal year. Provisions of this Statement may be applied to instruments that an entity holds at the date of adoption on an instrument-by-instrument basis. The financial statement effect of the change in accounting, if any, should be recognized as a cumulative-effect adjustment to beginning retained earnings. Prior periods should not be restated.

Management does not expect these accounting pronouncements to have a material impact on the financial statements.

21. REVISION TO FINANCIAL STATEMENTS.

Subsequent to the issuance of the Bank’s 2005 financial statements, the OCC issued a directive that the Bank’s Call Report be revised and re-filed. The revision dealt with the OCC’s determination that certain loans be reclassified from accruing to non-accrual loan status. As the result of the Bank having to revise its Call Report, the Bank was also required by the OCC to revise its annual financial statements.

The effects of the revision on the Bank’s financial statements, as of and for the year ended December 31, 2005, are as follows:

	As Originally Presented	Changes	As Revised
Statements of Financial Condition:

Loans	$126,098	$(53)	$126,045
Other Assets	2,286	23	2,309

Statements of Income:

Interest income	10,261	(46)	10,215
Income taxes	403	(16)	387
Net income	1,386	(30)	1,356

Statements of Cash Flows:

Net cash from operating activities	1,352	(53)	1,299
Net cash from investing activities	(29,176)	53	(29,123)

Statements of Changes in Shareholders Equity:
Undivided profits	2,963	(30)	2,933

14

Summary of Operations

(Dollars in Thousands Except Per Share Data)

FOR THE YEAR:	2005 (Revised) 55	2004	2003	2002	2001

Total Interest Income	$10,215	$9,516	$10,349	$12,493	$13,141
Total Interest Expense	5,116	4,328	5,163	6,388	8,383

Net Interest Income	5,099	5,188	5,186	6,105	4,758
Provision for Loan Losses	72	72	860	72	72

Net Interest Income After Provision for Loan Losses	5,027	5,116	4,326	6,033	4,686
Non-Interest Income	593	754	670	572	483
Non-Interest Expense	3,877	3,653	3,344	3,288	2,806

Net Income Before Taxes	1,743	2,217	1,652	3,317	2,363
Applicable Income Taxes:
Current	407	550	746	1,084	740
Deferred	(20)	70	(245)	2	24

Net Income	$1,356	$1,597	$1,151	$2,231	$1,599

Basic and Diluted Net Income Per Share	$2.67	$3.14	$2.27	$4.39	$3.15

AT YEAR END:	2005 (Revised)	2004	2003	2002	2001
Interest-Bearing Deposits in Other Financial Institutions	$15,733	$19,497	$13,956	$11,581	$10,989
Federal Funds Sold	19,000	41,380	33,315	32,315	19,585
Investment Securities	56,777	42,109	65,359	62,215	67,750
Loans (Net)	126,045	107,623	100,361	95,185	102,219
Deposits	216,171	207,924	208,713	197,227	195,615
Demand	27,200	26,319	24,824	21,787	21,155
Interest-Bearing Demand	23,606	29,825	30,320	22,746	17,427
Savings	25,787	26,451	25,217	22,952	22,263
Time	139,578	125,329	128,352	129,742	134,770
Capital Accounts	15,678	15,236	14,553	14,317	12,982
Total Resources	232,293	223,557	223,646	212,239	209,265
Carrying Value Per Share	30.87	30.00	28.66	28.19	25.56

DAILY AVERAGES FOR THE YEAR:	2005	2004	2003	2002	2001
Interest-Bearing Deposits in Other Financial Institutions	$14,893	$17,064	$13,482	$10,871	$10,606
Federal Funds Sold	31,084	32,537	48,396	17,208	21,173
Investment Securities	52,277	59,118	52,900	71,773	58,241
Loans	117,386	106,570	95,786	104,609	97,627
Deposits	458,151	450,562	442,062	199,110	183,356
Demand	27,550	27,177	24,570	21,516	18,820
Interest-Bearing Demand	19,388	18,239	17,239	16,359	14,410
Savings (Includes MMDA’s)	34,038	39,949	36,106	27,210	22,482
Time	132,977	125,490	129,211	134,025	127,644
Capital Accounts	15,385	14,839	14,521	13,629	12,563
Total Resources	228,81	224,868	220,415	214,664	196,321

15

Price Range of Common Stock

	2005		2004		Dividends Per Share
	High	Low	High	Low	2005	2004
First Quarter	$45	$44	$50	$45	$0.45	$0.45
Second Quarter	43	43	50	45	0.45	0.45
Third Quarter	44	44	50	45	0.45	0.45
Fourth Quarter	39	38	50	45	0.45	0.45

Officers

Worth Harris Carter, Jr.	Martha A. Bowers
Chairman of the Board and President	Assistant Cashier

Mary W. Gardner	Donna Eastridge
Vice President and Cashier	Assistant Cashier and Managing Officer - Hillsville

Brenda C. Scott	Theresa Hall
Vice President - Commercial Loans	Assistant Cashier and Managing Officer - Independence

Karon S. Beasley	Hank Testerman
Assistant Vice President and Managing Officer - Jonesville	Assistant Cashier and Managing Officer - Downtown Galax

Danny Beaver	Elaina Wyatt
Assistant Vice President and Managing Officer - East Plaza Drive	Branch Manager - Wilkesboro

J. Larry Boyer
Assistant Vice President and Managing Officer - East Galax

Darlene Akers
Assistant Cashier and Managing Officer - Mount Airy

Directors

Worth Harris Carter, Jr.	Dr. H. Marvin Midkiff
Chairman of the Board and President	Retired

James W. Haskins	Haller G. Prillaman
Attorney,	President,
Young, Haskins, Mann, Gregory, & Smith, Ltd.	Prillaman Brothers, Inc.

Dr. Lanny A. Kyle, O.D.	N. Larry. Roach
Optometrist	President,
Larry Roach & Associates. Insurance, Inc.

Mountain National Bank

P.O. Box 165

Galax, Virginia 24333-0165

(276) 238-1502

Mountain National Bank

P.O. Box 165

Galax, Virginia 24333-0165

(276) 238-1502

Annex V

OFFICE OF THE COMPTROLLER OF THE CURRENCY

WASHINGTON, D.C. 20219

FORM 10-QSB

☒	QUARTERLY REPORT UNDER SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the quarterly period ended September 30, 2006

OR

☐	TRANSITION REPORT UNDER SECTION 13 OR 15(d) OF THE EXCHANGE ACT

For the transition period from              to

Commission file number: n/a

MOUNTAIN NATIONAL BANK

(Name of small business issuer as specified in its charter)

National Bank	54-1801531
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

543 East Stuart Drive Galax , VA	24333
(Address of principal executive offices)	(Zip Code)

(276) 236-7107

Issuer’s telephone number

n/a

(Former name, former address and former fiscal year, if changed since last report)

Check whether the issuer (1) filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.    Yes   ☒    No  ☐

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).    Yes  ☐    No  ☒

As of November 13, 2006, there were issued and outstanding 507,865 shares of the issuer’s common stock.

Transitional Small Business Disclosure Format:    Yes  ☐    No  ☒

1

2

FORWARD–LOOKING STATEMENTS

This report contains statements concerning the Bank’s expectations, plans, objectives, future financial performance and other statements that are not historical facts. These statements may constitute “forward-looking statements” as defined by federal securities laws. In some cases, readers can identify the forward-looking statements by the use of words such as “may,” “will,” “should,” “could,” “expect,” “plan,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative or other variations of these words, or other comparable words or phrases. These statements may address issues that involve estimates and assumptions made by management, risks and uncertainties, and actual results could differ materially from historical results or those anticipated by such statements. Factors that could have a material adverse effect on the Bank’s operations and future prospects include, but are not limited to, changes in: interest rates; general and local economic conditions; the legislative/regulatory climate; monetary and fiscal policies of the U.S. government, including policies of the U.S. Treasury and the Federal Reserve Board; the quality or composition of loan or investment portfolios; demand for loan products; deposit flows; competition; demand for financial services in our market area and accounting principles, policies and guidelines. These risks and uncertainties should be considered in evaluating the forward-looking statements contained herein, and readers are cautioned not to place undue reliance on such statements, which speak only as of the date of this report.

3

PART I—FINANCIAL INFORMATION

Item 1—FINANCIAL STATEMENTS

MOUNTAIN NATIONAL BANK

STATEMENTS OF CONDITION

	September 30, 2006 (Unaudited)	December 31, 2005
ASSETS
Interest-Bearing Deposits in Other Financial Institutions	$12,465	$15,733
Investment Securities
U. S. Agency Securities	55,790	56,777
Federal Funds Sold	22,250	19,000
Loans	139,182	128,144
Less: Unearned Income	(422)	(418)
Allowance for Loan Losses	(1,716)	(1,681)

Net Loans	137,044	126,045

Earning Assets	227,549	217,555

Cash and Due From Banks	5,647	7,547
Bank Premises and Equipment	2,372	2,458
Real Estate Owned Other Than Bank Premises	1,608	1,655
Investment in Associated Companies	769	769
Other Assets	2,534	2,309

TOTAL ASSETS	$240,479	$232,293

LIABILITIES
Deposits
LIFETIME FREE CHECKING	$28,138	$27,200
Interest-Bearing Demand	18,871	23,606
Regular Passbook Savings	25,639	25,787
Time Deposits
Certificates of Deposit $100,000 or More	34,179	29,087
Other	116,873	110,491

Total Deposits	223,700	216,171
Notes issued to the U. S. Treasury	127	58
Other Liabilities	443	386

TOTAL LIABILITIES	224,270	216,615

SHAREHOLDERS’ EQUITY
Common Stock, Par Value $5.00 Per Share, Authorized 2,500,000 Shares; 507,865 Outstanding in 2006 and 2005	2,539	2,539
Surplus	10,206	10,206
Undivided Profits	3,464	2,933

TOTAL SHAREHOLDERS’ EQUITY	16,209	15,678

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$240,479	$232,293

See accompanying notes to unaudited financial statements.

4

MOUNTAIN NATIONAL BANK

STATEMENTS OF INCOME

(Dollars in Thousands, except per share data)

	Nine Months Ended September 30,		Three Months Ended September 30,
	2006	2005	2006	2005
	(Unaudited)
INTEREST INCOME
Interest and Fees on Loans
Taxable	$5,498	$4,516	$1,903	$1,562
Non-Taxable	603	459	210	160
Interest on Deposits in Other Financial Institutions	422	412	141	139
Interest on Federal Funds Sold	765	682	284	279
Interest and Dividends on Securities
U. S. Agency Securities	1,671	1,431	591	497
Obligations of States and Political Subdivisions	—	15	—	4

TOTAL INTEREST INCOME	8,959	7,515	3,129	2,641

INTEREST EXPENSE
Interest on Time Deposits $100,000 or More	968	620	340	233
Interest on Other Deposits	3,896	3,069	1,421	1,139
Interest on Notes Issued to the U. S. Treasury	2	1	—	1

TOTAL INTEREST EXPENSE	4,866	3,690	1,761	1,373

NET INTEREST INCOME	4,093	3,825	1,368	1,268
Provision for Loan Losses	54	54	18	18

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	4,039	3,771	1,350	1,250

NON-INTEREST INCOME
Service Charges, Commissions and Fees	367	332	127	121
Other Non-Interest Income	99	116	31	34

TOTAL NON-INTEREST INCOME	466	448	158	155

NON-INTEREST EXPENSE
Salaries and Employee Benefits	1,408	1,421	481	459
Occupancy Expense (Net)	367	357	123	119
Operations Center Expense	782	726	263	250
Other Non-Interest Expense	416	323	133	106

TOTAL NON-INTEREST EXPENSE	2,973	2,827	1,000	934

INCOME BEFORE INCOME TAXES	1,532	1,392	508	471
Income Tax Expense	315	306	95	101

NET INCOME	$1,217	$1,086	$413	$370

EARNINGS PER COMMON SHARE:
Basic and Diluted	$2.40	$2.14	$0.81	$0.73

Weighted Average Shares Outstanding	507,865	507,865	507,865	507,865
Cash Dividends per Common Share	$1.35	$1.35	$0.90	$0.90

See accompanying notes to unaudited financial statements.

5

MOUNTAIN NATIONAL BANK

STATEMENTS OF CASH FLOWS

(Dollars in Thousands)

	Nine Months Ended September 30,
	2006	2005
	(Unaudited)
Cash Flows From Operating Activities
Net Income	$1,217	$1,086
Adjustments to reconcile net income to net cash provided by operating activities
Provision for Loan Losses	54	54
Depreciation of Bank Premises and Equipment	125	120
Increase (Decrease) in Unearned Income	4	(19)
(Increase) Decrease in Other Assets	(225)	(214)
(Increase) Decrease in Other Liabilities	57	4

Net Cash From Operating Activities	1,232	1,031

Cash Flows From Investing Activities
Proceeds from Maturity of Interest Bearing Balances	10,387	11,874
Purchase of Interest Bearing Balances	(7,119)	(8,605)
Payments on Investment Securities	9,987	8,336
Purchase of Investment Securities	(9,000)	(19,000)
Purchase of Bank Premises and Equipment	(39)	(60)
Net (Increase) Decrease in Short-Term Loans Outstanding, Net	(5,051)	(4,326)
Longer-Term Loans Originated or Purchased	(12,094)	(15,711)
Principal Collected on Longer-Term Loans	6,088	6,305
(Increase) Decrease in Other Real Estate	47	348

Net Cash From Investing Activities	(6,794)	(20,839)

Cash Flows from Financing Activities
Increase in Demand and Savings Accounts	(3,945)	(3,436)
Proceeds from Sale of Time Deposits	61,855	67,810
Payments for Matured Time Deposits	(50,381)	(56,524)
Payment of Cash Dividends	(686)	(686)
Net Increase (Decrease) in Notes issued to the U. S. Treasury	69	81

Net Cash From Financing Activities	6,912	7,245

Net Decrease in Cash and Cash Equivalents	1,350	(12,563)
Cash and Cash Equivalents at Beginning of Year	26,547	47,034

Cash and Cash Equivalents at End of Period	$27,897	$34,471

Cash and Cash Equivalents Include:
Cash and Due From Banks	$5,647	$5,271
Federal Funds Sold	22,250	29,200

Total Cash and Cash Equivalents at Period End	$27,897	$34,471

Supplementary Data:
Cash Paid for Interest	$4,774	$3,617
Cash Paid for Taxes	315	306

See accompanying notes to unaudited financial statements.

6

MOUNTAIN NATIONAL BANK

STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY

(Dollars in Thousands)

	Common Stock
	Shares	Par Value	Surplus	Undivided Profits
Balances, December 31, 2005	507,865	$2,539	$10,206	$2,933
Net Income	—	—	—	1,217
Cash Dividends	—	—	—	(686)

Balances, September 30, 2006 (Unaudited)	507,865	$2,539	$10,206	$3,464

Notes To Unaudited Financial Statements

The unaudited interim financial statements of the Bank are prepared in conformity with accounting principles generally accepted in the United States of America and the instructions to Securities and Exchange Commission’s Form 10-QSB. In the opinion of management, all adjustments (consisting only of normal recurring adjustments) necessary for a fair presentation of the financial position and results of operations for the periods presented have been included. The financial statements should be read in conjunction with the financial statements and notes contained in the Bank’s Annual Report on Form 10-KSB for the year ended December 31, 2005. The results for the nine months ended September 30, 2006 are not necessarily indicative of the results for the entire fiscal year ending December 31, 2006.

Certain reclassifications have been made to the prior year financial statements to conform to the 2006 presentation. These reclassifications had no effect on previously reported net income.

NOTE 1—INVESTMENT SECURITIES

(Dollars in Thousands)

The Bank has the ability and intent to carry the investments noted with an unrealized loss to the final maturity of the instrument and considers these investments not other-than-temporarily impaired.

The following table sets forth a summary of the investment securities portfolio as of the periods indicated:

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Market Value
September 30, 2006 (Unaudited)

U. S. Government Agencies	$55,790	$13	$583	$55,220

Total Securities	$55,790	$13	$583	$55,220

December 31, 2005

U. S. Government Agencies	$56,777	$14	$742	$56,049

Total Securities	$56,777	$14	$742	$56,049

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Note 2—LOANS

(Dollars in Thousands)

The composition of the loan portfolio by dollar amount is shown in the table below:

	September 30, 2006 (Unaudited)	December 31, 2005
Secured by real estate
Construction Loans	$3,240	$3,012
Secured by farmland (including farm residential and other improvements)	2,400	2,464
Secured by 1-4 family residential properties	27,855	23,608
Secured by multi-family residential properties	6,725	5,230
Secured by non-farm residential property	60,059	60,195
Loans to finance agricultural production and other loans to farmers	391	336
Commercial and industrial loans	4,885	3,942
Loans to individuals for household, family and other personal expenditures	12,201	10,533
Obligations (other than securities) of states and political subdivisions	21,426	18,824
Less: Unearned Income	(422)	(418)

Total loans and leases	$138,760	$127,726

Note 3—ALLOWANCE FOR LOAN LOSSES

(Dollars in Thousands)

The allowance for loan losses is an estimate of losses inherent in the loan portfolio as determined by management taking into consideration historical loan loss experience, diversification of the loan portfolio, amounts of secured and unsecured loans, banking industry standards and averages, and general economic conditions. Ultimate losses may vary from current estimates. These estimates are reviewed periodically and as adjustments become necessary, they are reported in earnings in the periods which they become reasonably estimable.

The following table summarizes the activity in the allowance for loan losses in the periods presented:

	September 30, 2006 (Unaudited)	December 31, 2005
Balance Beginning of Period	$1,681	$659
Provision for Loan Losses	54	72
Charge-Offs, Net Of (Recoveries):
Real Estate Loans	10	13
Installment Loans	9	29
Commercial Loans	—	8

Total Net Loan Losses	19	50

Balance End of Period	$1,716	$1,681

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Note 4—NONPERFORMING ASSETS AND DELINQUENT LOANS

(Dollars in Thousands)

	September 30, 2006 (Unaudited)	December 31, 2005
Nonaccrual Loans
Real Estate	$1,975	$3,105
Installment	—	—
Commercial	—	—

Total Nonaccrual Loans	1,975	3,105
Foreclosed Properties	1,608	1,655

Total Nonperforming Assets	$3,583	$4,760

Loans 90 Days or More Past Due and Still Accruing
Real Estate	$—	$—
Installment	—	—
Commercial	—	—

Total Loans 90 Days or More Past Due	$—	$—

Item 2—MANAGEMENT’S DISCUSSION AND ANALYSIS

The Bank

The Bank opened for business as a National Banking Association in 1996 in Galax, Virginia and was created through the spin-off of the assets, liabilities and related capital from offices of Patrick Henry National Bank, Bassett, Virginia. The Bank operates under a national charter and provides full banking services. As a national bank, the Bank is subject to regulation by the Comptroller of the Currency, the Federal Deposit Insurance Corporation and the Board of Governors of the Federal Reserve System. The Bank generates commercial (including agricultural), mortgage and consumer loans and receives deposits from customers located primarily in the areas surrounding the Bank’s offices, which are located in Carroll and Grayson County, and the City of Galax in Virginia and Iredell, Surry, Yadkin and Wilkes counties in North Carolina. At September 30, 2006, the Bank had $240 million in assets, $137 million in net loans, $224 million in deposits and $16 million in total shareholders’ equity.

Proposed Reorganization and Merger

On July 28, 2006, the Bank entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Blue Ridge Bank, N.A., Central National Bank, Community National Bank, First National Bank, First National Exchange Bank, Patrick Henry National Bank, Patriot Bank, National Association, Peoples National Bank, Shenandoah National Bank (together with the Bank, the “Banks”) and Carter Bank & Trust, a new Virginia chartered bank that will be headquartered in Martinsville, Virginia. The Merger Agreement sets forth the terms and conditions pursuant to which the Banks will reorganize by merging into Carter Bank & Trust (the “Merger”).

All officers and employees of the existing Banks will remain unchanged as a result of the Merger. Worth Harris Carter, Jr. is currently Chairman of the Board and President of each of the Banks and will serve as Chairman of the Board and President of Carter Bank & Trust. Under the terms of the Merger Agreement, shareholders of each of the Banks will receive a certain number of shares in Carter Bank & Trust in exchange for each share held in the existing Banks as follows: each share of Blue Ridge Bank: 2.474 shares; each share of Central National Bank: 5.470 shares; each share of Community National Bank: 4.350 shares; each share of First National Bank: 1.613 shares; each share of First National Exchange Bank: 4.509 shares; each share of Mountain National Bank: 3.981 shares; each share of Patrick Henry National Bank: 1.112 shares; each share of Patriot Bank: 5.775 shares; each share of Peoples National Bank: 1.945 shares; and each share of Shenandoah National Bank: 3.461 shares.

9

Consummation of the Merger is subject to a number of customary conditions including (i) the approval of the Merger by the shareholders of each of the Banks and Carter Bank & Trust and (ii) the receipt of all required regulatory approvals, including approval by the Virginia State Corporation Commission and the Federal Deposit Insurance Corporation. The Merger is expected to be completed in the fourth quarter of 2006 and will be accounted for using the purchase method of accounting.

Critical Accounting Policies

The accounting and reporting policies of the Bank conform to generally accepted accounting principles (GAAP) in the United States of America and to general practices within the banking industry. The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. We believe the most significant of these estimates involves the allowance for loan losses because of its potential impact on our overall performance. We have described our policies in this area below. A summary of the Bank’s significant accounting policies can be found in the Notes to Financial Statements included in the Bank’s 2005 Annual Report on Form 10-KSB.

In general, determining the amount of the allowance for loan losses requires significant judgment and the use of estimates by management allowing for losses inherent to the loan portfolio. The Bank maintains an allowance for loan losses to absorb probable losses in the loan portfolio based on a quarterly analysis of the portfolio. This analysis determines an appropriate level of the allowance for loan losses by considering factors affecting loan losses, including specific losses, levels and trends in impaired and non-performing loans, historical loan loss experience, current economic conditions, volume, growth and composition of the portfolio, and other relevant factors. The Bank records a provision for loan losses to maintain the allowance at an adequate level. The provision expense could increase or decrease each quarter based upon the results of management’s formal analysis.

The amount of the allowance represents management’s estimate of expected losses from existing loans based upon specific allocations for individual lending relationships and historical loss experience. The allowance for loan losses related to impaired loans is based on discounted cash flows using the loan’s initial effective interest rate or the fair value of the collateral for certain collateral dependent loans. This evaluation requires management to make estimates of the amounts and timing of future cash flows on impaired loans, which consists primarily of non-accrual and restructured loans. Actual losses for these loans can vary significantly from these estimates.

Investment securities are stated at cost, adjusted for amortization of premiums and accretion of discounts, and computed by the interest method. The Bank has positive intent and ability to hold these securities until maturity. Gains and losses on sales, if any, of securities are based upon the adjusted cost of the specific securities sold. If any of the securities are not held to maturity, the classification of the entire portfolio could change to available for sale. This could require fair value accounting for not just the tainted securities but the entire portfolio, and possibly, the recognition of unrealized losses as other than temporary in the income statement.

Real estate properties acquired through or in lieu of loan foreclosure are initially recorded at the lower of the Bank’s carrying amount or fair value less estimated selling cost at the date of foreclosure. Any write-downs based on the asset’s fair value at the date of acquisition are charged to the allowance for loan losses. After foreclosure, these assets are carried at the lower of their new cost basis or fair value less cost to sell. Costs of significant property improvements are capitalized, whereas costs relating to holding property are expensed. The portion of interest costs relating to development of real estate is capitalized. Valuations are periodically performed by management, and any write-downs are recorded as a charge to operations, if necessary, to reduce the carrying value of a property to the lower of its carrying value or fair value less cost to sell. The fair value of other real estate owned, including related selling costs, is an estimate that may change in the near term. If estimates change that decrease the expected fair value of the property, the recognition of this loss is reflected in the income statement for the period the estimate changes.

10

Overview

Net income for the nine months of 2006 equaled $1,217,000, or $2.40 per share, compared to $1,086,000, or $2.14 per share, for 2005. On an annualized basis, this represents a return on average assets of 0.70% and return on average equity of 10% compared to 0.65% and 9.59%, respectively, for the same period last year.

Total Liabilities at September 30, 2006 were $224,270,000, up from $216,615,000 at December 31, 2005. This was mainly due to the increases in Time Deposits and LIFETIME FREE CHECKING.

Total Shareholders’ Equity at September 30, 2006 was $16,209,000. At December 31, 2005, total Shareholders’ Equity was $15,678,000.

With interest rates increasing, the Bank has reduced its investments in interest-bearing deposits and in U.S. Agency Securities while increasing loans $11 million. These changes in asset allocation have had a positive impact on earnings. As a result, the Bank has experienced an increase of $7.6 million in deposits when compared to December 31, 2005.

Because of these changes, the Bank has experienced an increase of net interest income of $268,000 or 7% when compared with the prior year. Non-interest income and expenses reflected modest increases and, as a result, net income increased $131,000 or 12% over the prior year. As interest rates continue to increase, we expect our net interest margins to widen and our earnings are expected to increase.

Results of Operations

Net Interest Income. Net Interest Income is our largest source of revenue. Net interest income increased $268,000 or 7% when compared with the prior year.

The following table details the average balances and cost and yield data for the earning assets and interest-bearing liabilities:

	For the Nine Months Ended
	September 30, 2006			September 30, 2005
	(Unaudited)
Asset/Liability	Average Balance	Income/ Expense	Yield/ Cost	Average Balance	Income/ Expense	Yield/ Cost	Increase (Decrease)
Real Estate Loans	$97,976	$4,418	6.01%	$88,046	$3,743	5.67%	$675
Installment Loans	11,777	722	8.17%	9,606	548	7.61%	174
Commercial Loans	26,652	961	4.81%	22,772	684	4.00%	277

Total Loans—Net of Unearned Income	136,405	6,101	5.96%	120,424	4,975	5.51%	1,126

Interest-Bearing Deposits in Other Financial Institutions	11,839	422	4.75%	16,579	412	3.31%	10

Investment Securities	55,447	1,671	4.02%	52,981	1,446	3.64%	225

Federal Funds Sold	21,153	765	4.82%	32,345	682	2.81%	83

Total Earning Assets	$224,844	$8,959	5.31%	$222,329	$7,515	4.51%	$1,444

Interest-Bearing Transaction Accounts	$16,263	$122	1.00%	$19,512	$131	0.90%	$(9)
Savings Deposits (Including MMDAs)	29,122	383	1.75%	32,794	439	1.78%	(56)

Certificates of Deposit Over $100,000.	32,414	968	3.98%	26,146	620	3.16%	348
Other Certificates of Deposits	113,628	3,391	3.98%	112,121	2,498	2.97%	893

Total Deposits	191,427	4,864	3.39%	190,573	3,688	2.58%	1,176

Notes issued to the U. S. Treasury	56	2	4.76%	79	2	3.38%	—

Total Interest-Bearing Liabilities	$191,483	$4,866	5.08%	$190,652	$3,690	2.58%	$1,176

Net Interest Income		$4,093	2.43%		$3,825	2.29%	$268

11

Allowance and Provision for Loan Losses. The Allowance for Loan Losses represents management’s estimation of the amount necessary to absorb future losses in the loan portfolio. On the Statement of Condition, the Allowance for Loan Losses is deducted from Total Loans so that the net amount shown represents the estimated realizable total loans. The Provision for Loan Losses is the amount charged to expense to maintain the Allowance at an adequate level.

The Allowance for Loan Losses was $1,716,000, or 1.2% of total loans outstanding, at September 30, 2006. In the view of management, the Allowance for Loan Losses is adequate to meet the loss contingency based on experience factors and a review of the loan portfolio.

The Provision for Loan Loss was $54,000 for the nine months ended September 30, 2006 and 2005. See Note 3 – Allowance for Loan Losses and Note 4 – Nonperforming Assets and Delinquent Loans to the financial statements for additional information.

Non-Interest Income. Non-Interest Income increased $18,000, or 4% for the nine-month period ended September 30, 2006, compared to the same period of 2005. The largest source of non-interest income is Services Charges, Commissions and Fees, which increased from $332,000 at September 30, 2005 to $367,000 at September 30, 2006.

Non-Interest Expense. Non-Interest Expense increased $146,000 or 5%, for the nine-month period ended September 30, 2006, compared to the same period of 2005.

Income Taxes. The Bank recorded $315,000 in income tax expense in the third quarter of 2006, as compared to $306,000 in 2005. The income taxes increased due to the increase in income.

Analysis of Financial Condition

Investments. U. S. Agency Securities have decreased $987,000 compared to December 31, 2005. Funds from maturing U. S. Agency Securities have been used to increase loans $11 million compared to December 31, 2005.

Loans. Loans increased $11 million, or 9%, compared to December 31, 2005. Real estate secured loans made up approximately 73% of net loans at September 30, 2006.

Non-Performing Assets and Impaired Loans. Non-performing assets, which consist of nonaccrual loans and foreclosed properties, were $3,583,000 at September 30, 2006 and $4,760,000 at December 31, 2005. Nonaccrual Loans equaled $1,975,000 at September 30, 2006 and $3,105,000 December 31, 2005. Foreclosed Properties equaled $1,608,000 at September 30, 2006 and $1,655,000 December 31, 2005.

Nonaccrual loans are those loans contractually past due 90 days or more on which no interest is being accrued. Other real estate owned consists of real estate acquired through foreclosure. These properties are reviewed quarterly and reduced to an estimated realizable value at that time.

Deposits. Total deposits have increased $7.5 million, or 3%, compared to December 31, 2005. Increases occurred in all categories with the exception of interest bearing deposits and regular passbook savings, which decreased. Decreases in this category were due to funds moving from short-term deposits to longer-term certificates of deposits.

Capital. The federal regulatory agencies use risk-based capital ratios to analyze the adequacy of a bank’s capital. These ratios weigh bank assets from 0% to 100%, depending upon the risks inherent in each type of asset. The Bank continues to meet all requirements for a well-capitalized bank as defined by the regulatory agencies.

The Following table presents the key risk-based capital ratios for the periods indicated:

	September 30, 2006	December 31, 2005
Tier 1 Ratio	11.73%	12.00%
Total Risk-Based Capital Ratio	12.97%	13.25%
Leverage Ratio	6.90%	6.80%

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Shareholders’ Equity was $16,209,000 at September 30, 2006 compared to $15,678,000 at December 31, 2005.

Liquidity. Liquidity is our ability to fund both loans and investments in the normal course of business and to provide adequate protection for unexpected deposit withdrawals or other demands for funds without incurring a significant negative impact on profitability. Our primary source of day-to-day liquidity lies in the combination of cash, deposit balances, checks in process of collection, deposit growth and federal funds sold. Federal funds are excess funds that are sold to other banks, generally on a one-day basis. Normal funds from the repayment of loans and investments augment these funds.

Our secondary source of liquidity lies in our investments and deposits in other financial institutions. While our investments are categorized as held-to-maturity, they consist primarily of short-term U S Agency Securities that are readily marketable. The majority of our investment securities mature in five years or less. Interest-bearing deposits in other financial institutions generally mature in two years or less and the volume of this investment decreased for the first nine months.

Off-Balance Sheet Arrangements. Commitments to extend credit, which amounted to $1,250,000 at September 30, 2006 and $170,000 at December 31, 2005, respectively, represent agreements to lend to customers with fixed expiration dates or other termination clauses. Since many of the commitments are expected to expire without being funded, the total commitment amounts do not necessarily represent future liquidity requirements. Standby letters of credit are conditional commitments issued by the Bank guaranteeing the performance of a customer to a third party. Those guarantees are primarily issued to support public and private borrowing arrangements. The Bank had no outstanding standby letters of credit at September 30, 2006 or December 31, 2005.

Recent Accounting Pronouncements. In June 2005, the FASB issued Statement No. 154, “Accounting Changes and Error Corrections”, which replaces APB Opinion No. 20, “Accounting Changes” and FASB Statement No. 3, “Reporting Accounting Changes in Interim Financial Statements.” Statement No., 154 requires that a voluntary change in accounting principle be applied retrospectively with all prior period financial statements presented on the new accounting principle. Statement No. 154 also requires that a change in method of depreciating or amortizing a long-lived non-financial asset be accounted for prospectively as a change in estimate, and correction of errors in previously issued financial statements should be termed a “restatement.” Statement No. 154 is effective for accounting changes and correction of errors made in fiscal years beginning after December 15, 2005. Management does not expect this accounting pronouncement to have a material impact on the financial statements.

Item 3—CONTROLS AND PROCEDURES

The Bank maintains a system of disclosure controls and procedures that is designed to ensure that material information is accumulated and communicated to management, including the Bank’s president (who is the Bank’s principal executive officer and principal financial officer), as appropriate to allow timely decisions regarding required disclosure. As required, management, with the participation of the Bank’s president, evaluated the effectiveness of the design and operation of the Bank’s disclosure controls and procedures as of the end of the period covered by this report. Based on this evaluation, the Bank’s president concluded that the Bank’s disclosure controls and procedures were operating effectively to ensure that information required to be disclosed by the Bank in reports that it files or submits under the Securities Exchange Act of 1934, as amended, is recorded, processed, summarized, and reported within the time periods specified in the rules and forms of the SEC.

Because of the inherent limitations in all control systems, no evaluation of controls can provide absolute assurance that the Bank’s disclosure controls and procedures will detect or uncover every situation involving the failure of persons within the Bank to disclose material information otherwise required to be set forth in the Bank’s periodic reports.

The Bank’s management is also responsible for establishing and maintaining adequate internal control over financial reporting to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. There were

13

no changes in the Bank’s internal control over financial reporting during the Bank’s quarter ended September 30, 2006 that have materially affected, or are reasonably likely to materially affect, the Bank’s internal control over financial reporting.

PART II—OTHER INFORMATION

Item 1—LEGAL PROCEEDINGS.

There are no material pending legal proceedings to which the Bank is a party or to which the property of the Bank is subject.

Item 2—UNREGISTERED SALES OF EQUITY SECURITIES AND USE OF PROCEEDS.

None.

Item 3—DEFAULTS UPON SENIOR SECURITIES.

None.

Item 4—SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

Item 5—OTHER INFORMATION

None.

Item 6—EXHIBITS

Exhibits:

2.1	Agreement and Plan of Merger, dated as of July 28, 2006, by and among Blue Ridge Bank, N.A., Central National Bank, Community National Bank, First National Bank, First National Exchange Bank, Mountain National Bank, Patrick Henry National Bank, Patriot Bank, National Association, Peoples National Bank, Shenandoah National Bank and Carter Bank & Trust (incorporated by reference to Exhibit 2.1 to Form 8-K filed with the Office of the Comptroller of the Currency on July 31, 2006).

3.1	Articles of Association (filed with the Office of the Comptroller of the Currency prior to the opening of the Bank)

3.2	Amended and Restated Bylaws (as amended and restated through February 15, 2005) (incorporated by reference to Exhibit 3.2 to Form 8-K filed with the Office of the Comptroller of the Currency on February 15, 2005)

31	Certification by principal executive officer and principal financial officer pursuant to Rule 13a-14(a)

32	Certification of principal executive officer and principal financial officer pursuant to 18 U.S.C. § 1350

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SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MOUNTAIN NATIONAL BANK

Date: November 13, 2006
Worth Harris Carter, Jr.
Chairman of the Board and President (Signing on behalf of the registrant and as principal executive and financial officer of the registrant)

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Exhibit 31

CERTIFICATION

I, Worth Harris Carter, Jr., certify that:

1.	I have reviewed this quarterly report on Form 10-QSB of Mountain National Bank;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report; and

3.	Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the small business issuer as of, and for, the periods presented in this report.

Date: November 13, 2006
Worth Harris Carter, Jr.
Chairman of the Board and President (principal executive officer and principal financial officer)

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Exhibit 32

CERTIFICATION OF

PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350)

The undersigned, as the principal executive officer and principal financial officer of Mountain National Bank, certifies that, to the best of his knowledge and belief, the Quarterly Report on Form 10-QSB for the period ended September 30, 2006 which accompanies this certification fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of Mountain National Bank at the dates and for the periods indicated. The foregoing certification is made pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350) and shall not be relied upon for any other purpose. The undersigned expressly disclaims any obligation to update the foregoing certification except as required by law.

Date: November 13, 2006
Worth Harris Carter, Jr.
Chairman of the Board and President (principal executive officer and principal financial officer)

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Annex W

OFFICE OF THE COMPTROLLER OF THE CURRENCY

WASHINGTON, D.C. 20552

FORM 10-K

☒	ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the fiscal year ended December 31, 2005

OR

☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from              to

Commission File Number: n/a

PATRICK HENRY NATIONAL BANK

(Exact name of registrant as specified in its charter)

National Bank	54-0993114
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

2770 Riverside Drive Bassett, VA	24055
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (276) 629-1776

Securities registered under Section 12(b) of the Exchange Act: None

Securities registered under Section 12(g) of the Exchange Act: None

Indicate by check mark if the registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act.    Yes  ☐    No  ☒

Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 or Section 15(d) of the Act.    Yes  ☐    No  ☒

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.    Yes  ☒    No  ☐

Indicate by check mark if disclosure of delinquent filers in response to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of registrant’s knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-KS or any amendment to this Form 10-K.  ☒

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, or a non-accelerated filer. See definition of “accelerated filer and large accelerated filer” in Rule 12b-2 of the Exchange Act.

Large accelerated filer  ☐    Accelerated filer  ☐    Non-accelerated filer    ☒

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Act).    Yes  ☐    No  ☒

The aggregate value of the registrant’s voting and non-voting common stock held by nonaffiliates as of March 14, 2006 was $22,628,000.

As of March 14, 2006, there were issued and outstanding 2,800,122 shares of the registrant’s common stock.

DOCUMENTS INCORPORATED BY REFERENCE

Portions of the 2005 Annual Report to Shareholders, which is attached hereto as Exhibit 13, are incorporated by reference in Part II of this report.

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PATRICK HENRY NATIONAL BANK

2005 ANNUAL REPORT ON FORM 10-KSB

2

FORWARD–LOOKING STATEMENTS

This report contains statements concerning the Bank’s expectations, plans, objectives, future financial performance and other statements that are not historical facts. These statements may constitute “forward-looking statements” as defined by federal securities laws. In some cases, readers can identify the forward-looking statements by the use of words such as “may,” “ will,” “should,” “could,” “expect,” “plan,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative or other variations of these words, or other comparable words or phrases. These statements may address issues that involve estimates and assumptions made by management, risks and uncertainties, and actual results could differ materially from historical results or those anticipated by such statements. Factors that could have a material adverse effect on the Bank’s operations and future prospects include, but are not limited to, changes in: interest rates; general and local economic conditions; the legislative/regulatory climate; monetary and fiscal policies of the U.S. government, including policies of the U.S. Treasury and the Federal Reserve Board; the quality or composition of loan or investment portfolios; demand for loan products; deposit flows; competition; demand for financial services in our market area and accounting principles, policies and guidelines. These risks and uncertainties should be considered in evaluating the forward-looking statements contained herein, and readers are cautioned not to place undue reliance on such statements, which speak only as of the date of this report.

PART I

ITEM 1.	DESCRIPTION OF BUSINESS

General

The Bank opened for business as a National Banking Association in 1976 in Bassett, Virginia.

The Bank is a full service community bank that provides an array of financial products and services to its customers, including a variety of interest-bearing and non-interest bearing demand deposit accounts; savings and money market accounts; certificates of deposit; commercial, installment, and real estate mortgage loans (commercial and residential); and safe deposit rental facilities. The Bank also sells travelers checks, money orders and cashier’s checks.

At December 31, 2005, the Bank had 152 full-time and 12 part-time employees, total assets of $398 million, total net loans of $229 million, total deposits of $372 million, and total stockholders’ equity of $24 million.

Market Area

The Bank’s primary service area currently consists of Henry and Patrick Counties and the City of Martinsville in Virginia and Randolph County, Rockingham County and the City of Greensboro in North Carolina. The Bank conducts a general commercial banking business in its service area, and focuses on serving the banking needs of small-to-medium sized businesses, professional concerns and individuals.

Goals and Strategy

The Bank’s goal is to become a leading financial institution in its market area by opening new offices and providing a full array of banking services. Management believes that the on-going consolidation of the banking industry has created an opportunity for community-based lenders like the Bank, which emphasize retail lending and superior customer service. The Bank’s business strategy is to target individuals, businesses and professionals in the area for loans, deposits, and other financial services and to explore selected opportunities to establish branches in areas that demographically compliment the Bank’s existing customer base.

Deposits and Loan Products

The Bank offers a full range of deposit services including LIFETIME FREE CHECKING, NOW accounts, savings accounts, retirement accounts and other deposits of various types, ranging from money market accounts to longer-term certificates of deposit. The transaction accounts and time certificates are tailored to the Bank’s principal market at competitive rates. All deposit accounts are insured by the Federal Deposit Insurance Corporation

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(“FDIC”) up to the maximum amount allowed by law (generally $100,000 per depositor subject to aggregation rules). The Bank solicits these accounts from individuals, businesses, associations, organizations, and governmental entities.

The Bank also offers a full range of commercial and personal loans. Commercial loans include both secured and unsecured loans. Consumer loans include secured and unsecured loans for financing automobiles, home improvements, education and personal investments. The Bank also makes real estate, construction and acquisition loans and originates and holds fixed and variable rate mortgage loans.

The Bank’s lending activities are subject to a variety of lending limits imposed by federal law. While differing limits apply in certain circumstances based on the type of loan or the nature of the borrower (including the borrower’s relationship to the Bank), in general the Bank is subject to a loan-to-one borrower limit of an amount equal to 15% of the Bank’s unimpaired capital and surplus, or 25% of the unimpaired capital and surplus. The Bank may not make loans to any director, officer, employee or 10% shareholder of the Bank unless the loan is approved by the Board of Directors and is made on terms not more favorable than are made available to a person not affiliated with the Bank.

Other bank services include traveler’s checks, direct deposit of payroll and social security checks, and automated drafts for various accounts. The Bank has no current plans to exercise trust powers.

Bank Lending Practices

The Bank’s lending efforts are directed to making loans to individuals and businesses in its market area. The Bank has both purchased and sold participation loans with other banks in the past and may do so in the future. The Bank believes that its lending and credit policies are conservative.

The Bank’s primary lending program has been the origination of loans secured by real estate. The Bank evaluates both the borrower’s ability to make principal and interest payments and the value of the property that will secure the loan.

Residential mortgage loans generally are made on the basis of the borrower’s ability to make repayment from employment and other income and are secured by real estate that can be readily valued. The Bank offers both adjustable-rate and fixed-rate loans.

In contrast, commercial real estate loans typically are made on the basis of the borrower’s ability to make repayment from cash flow from its business and are secured by business properties. The Bank’s primary non-residential real estate loan products have rates that are fixed for three to five years and then become adjustable. Commercial loans typically involve larger loan balances concentrated with single borrowers or groups of related borrowers.

The Bank also makes consumer loans, including unsecured personal loans, automobile loans, deposit account loans, installment loans and time loans. The Bank’s primary consideration when making such consumer loans is the customer’s ability to repay the loan. Consumer loans generally warrant higher interest rates and fees, but such loans, particularly unsecured consumer loans, also may entail greater risk than residential mortgage loans. Even when a loan is secured, repossessed collateral for a defaulted consumer loan may not provide an adequate source of repayment. Consumer loan collections are dependent on the borrower’s continuing financial stability, and are more likely to be affected adversely by job loss, divorce, illness, or personal bankruptcy. Various federal and state laws, including bankruptcy and insolvency laws, may limit the amount that can be recovered on such loans and such loans may give rise to claims and defenses by a consumer loan borrower.

The Bank also makes commercial loans to qualified small businesses in its market area. Commercial business loans generally have a higher degree of risk than mortgage loans, but have commensurately higher yields. To manage these risks, the Bank generally secures appropriate collateral and carefully monitors the financial condition of its business borrowers.

Competition

The Bank experiences significant competition in attracting depositors and borrowers. Competition in lending activities comes principally from other commercial banks, savings associations, insurance companies, governmental agencies, credit unions, and brokerage firms. Competition for deposits comes from other commercial banks, savings associations, money market and mutual funds, credit unions, insurance companies and brokerage firms. Many of the financial organizations competing with the Bank have greater financial resources than the Bank. Many of these financial organizations also have greater geographic coverage and some offer bank and bank-related services that the Bank does not offer.

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The Bank primarily focuses on non-major metropolitan markets in which to provide products and services. Management believes the Bank has developed a niche and a certain level of expertise in serving these communities.

Supervision and Regulation

Financial institutions are extensively regulated under federal and state law. Consequently, the growth and earnings performance of the Bank can be affected not only by management decisions and general economic conditions, but also by the statutes administered by, and the regulations and policies of, various governmental regulatory authorities including, but not limited to, the Office of the Comptroller of the Currency (“OCC”), the Federal Reserve Board (“FRB”), the FDIC, the Internal Revenue Service, federal and state taxing authorities, and the Securities and Exchange Commission. The effect of such statutes, regulations and policies can be significant, and cannot be predicted with a high degree of certainty.

Federal and state laws and regulations generally applicable to financial institutions regulate, among other things, the scope of business, investments, reserves against deposits, capital levels relative to operations, the nature and amount of collateral for loans, the establishment of branches, mergers, consolidations and dividends. The system of supervision and regulation applicable to the Bank establishes a comprehensive framework for their respective operations and is intended primarily for the protection of the FDIC’s deposit insurance funds and the depositors, rather than the shareholders, of the Bank.

The following references to material statutes and regulations affecting the Bank are brief summaries thereof and do not purport to be complete, and are qualified in their entirety by reference to such statutes and regulations. Any change in applicable law or regulations may have a material effect on the business of the Bank.

Finally, the Bank is subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended, including but not limited to, filing annual, quarterly and other current reports with the OCC.

Regulatory Capital Requirements

All financial institutions are required to maintain minimum levels of regulatory capital. The OCC has established risk-based and leveraged capital standards for the financial institutions they regulate. The OCC also may impose capital requirements in excess of these standards on a case-by-case basis for various reasons, including financial condition or actual or anticipated growth. Under the risk-based capital requirements, the Bank is required to maintain a minimum ratio of total capital to risk-weighted assets of at least 8%. At least half of the total capital is required to be “Tier 1 capital,” which consists principally of common and certain qualifying preferred shareholders’ equity, less certain intangibles and other adjustments. The remainder, “Tier 2 capital,” consists of a limited amount of subordinated and other qualifying debt (including certain hybrid capital instruments) and a limited amount of the general loan loss reserve.

In addition, the federal regulatory agencies have established a minimum leveraged capital ratio (Tier 1 capital to period end total assets). These guidelines provide for a minimum leveraged capital ratio of 4%. The guidelines also provide that banking organizations experiencing internal growth or making acquisitions will be expected to maintain strong capital positions substantially above the minimum supervisory levels, without significant reliance on intangible assets.

As of December 31, 2005 and 2004, the Bank qualified as “well-capitalized” institution (see Note 15 to the Financial Statements Part II, Item 8).

Insurance of Accounts, Assessments and Regulation by the FD1C

The Bank is a member of the Bank Insurance Fund (“BIF”) of the FDIC. As a BIF insured institution, the Bank is subject to FDIC rules and regulations as administrator of the BIF. The Bank’s deposits are insured up to $100,000 per insured depositor, as defined by law and regulation. As insurer, the FDIC is authorized to conduct examinations of and to require reporting by BIF institutions. The actual assessment to be paid by each BIF member is based on the institution’s assessment risk classification and whether the institution is considered by its supervisory agency to be financially sound or to have supervisory concerns.

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Under the FDIC’s risk-based insurance system, BIF-insured institutions are currently assessed premiums of between zero and twenty seven cents per $100 of eligible deposits, depending on the institution’s capital position and other supervisory facts. Congress has enacted legislation that, among other things, provides for assessments against BIF-insured institutions that will be used to pay certain Financing Corporation (“FICO”) obligations.

The FDIC is authorized to prohibit any BIF-insured institution from engaging in any activity that the FDIC determines by regulation or order to pose a serious threat to the insurance fund. Also, the FDIC may initiate enforcement actions against banks after first giving the institution’s primary regulatory authority an opportunity to take such action. The FDIC may terminate the deposit insurance of any depository institution, including the Bank, if it determines, after a hearing, that the institution has engaged or is engaging in unsafe or unsound practices, is in an unsafe or unsound condition to continue operations, or has violated any applicable law, regulation, order or any condition imposed in writing by the FDIC. It also may suspend deposit insurance temporarily during the hearing process for the permanent termination of insurance, if the institution has no tangible capital. If deposit insurance is terminated, the deposits at the institution at the time of termination, less subsequent withdrawals, shall continue to be insured for a period from six months to two years, as determined by the FDIC. Management is aware of no existing circumstances that could result in termination of the Bank’s deposit insurance.

Other Safety and Soundness Regulations

The federal banking agencies have broad powers under current federal law to take prompt corrective action to resolve problems of insured depository institutions. The extent of these powers depends upon whether the institutions in question are “well capitalized,” “adequately capitalized,” “undercapitalized,” “significantly undercapitalized” or “critically undercapitalized,” as such terms are defined under uniform regulations issued by each of the federal banking agencies.

Community Reinvestment

The requirements of the Community Reinvestment Act (“CRA”) affect the Bank. The CRA imposes on financial institutions an affirmative obligation to help meet the credit needs of their local communities, including low- and moderate-income neighborhoods, consistent with the safe and sound operation of those institutions. Each financial institution’s efforts in helping meet community credit needs currently is evaluated as part of the examination process pursuant to a new regulation recently adopted by the banking regulatory agencies. Under the new regulation a financial institution’s efforts in helping meet its community’s credit needs are evaluated, based on the particular institution’s Total Assets, according to a lending test, a community development test in addition to the lending test, or the three-pronged (lending, investment and service)test, all of which replace the twelve assessment factors used previously. The grade received by a bank is considered in evaluating mergers, acquisitions and applications to open a branch or facility. To the best knowledge of the Bank, it is meeting its obligations under the CRA.

Effect of Governmental Monetary Policies

As with other financial institutions, the earnings of the Bank are affected by general economic conditions as well as by the monetary policies of the Federal Reserve Board. Such policies, which include regulating the national supply of bank reserves and bank credit, can have a major effect upon the source and cost of funds and the rates of return earned on loans and investments. The Federal Reserve System exerts a substantial influence on interest rates and credit conditions, primarily through establishing target rates for federal funds, open market operations in U.S. Government securities, varying the discount rate on member bank borrowings and setting cash reserve requirements against deposits. Changes in monetary policy, including changes in interest rates, will influence the origination of loans, the purchase of investments, the generation of deposits, and rates received on loans and investment securities and paid on deposits. Fluctuations in the Federal Reserve Board’s monetary policies have had a significant impact on the operating results of the Bank and all financial institutions in the past and are expected to continue to do so in the future.

Employees

The Bank had 152 full-time and 12 part-time employees as of December 31, 2005. The Bank believes that its relationship with its employees is good, and no employees are represented by a labor union.

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ITEM 1A.	RISK FACTORS

An investment in Patrick Henry National Bank’s securities may involve risks due to the nature of the business we engage in and activities related to that business. The following are the most significant risks associated with the business or activities associated with conducting that business:

Business Risk. Patrick Henry National Bank’s business is based primarily upon providing basic banking products and services to small, localized markets in Virginia and North Carolina, delivered through our branch network. Patrick Henry National Bank’s business is subject to a range of banking competition, from other community banking institutions to large, diversified, multi-national financial services providers. Risks associated with our business include:

•	Timely development of competitive products and services by Patrick Henry National Bank and the acceptance of these products and services by new and existing customers;

•	The willingness of customers to substitute competitors’ products and services for Patrick Henry National Bank’s products and services and vice versa;

•	The impact of changes in financial services’ laws and regulations, specifically laws concerning the business of banking;

•	A downturn in the real estate market could negatively affect the bank’s business because a significant portion (approximately 68% as of December 31, 2005) of its loans are secured by real estate;

•	Technological changes; and

•	Changes in consumer spending and saving habits.

Credit Risk. As a lending institution, the credit quality of Patrick Henry National Bank’s loan portfolio can have a significant impact on our earnings. Credit risk is the risk of loss due to adverse changes in a borrower’s ability to meet its financial obligations under agreed upon terms. Risks associated with our credit quality include:

•

The strength of the United States economy in general and the strength of the local economies in which Patrick Henry National Bank conducts operations may be different than expected resulting in, among other things, a deterioration in credit quality or a reduced demand for credit, including the resultant effect on Patrick Henry National Bank’s loan portfolio and allowance for loan losses; and

•	Adverse changes in the financial performance and/or condition of Patrick Henry National Bank’s borrowers that could impact repayment of such borrowers’ outstanding loans.

Market Risk. Patrick Henry National Bank’s business is subject to market risk. The components of market risk are interest rate risk inherent in our balance sheet, price risk in our principal investing portfolio and market value risk in our trading portfolios. Risks associated with managing market risk include:

•	The effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve Board; and

•	Inflation, interest rate, market and monetary fluctuations.

Operational Risk. Operational risk is the risk of loss from inadequate or failed internal processes, people and systems or from external events. Risks associated with operational risk include:

•	Unanticipated judicial proceedings or rulings;

•	Matters impacting our business or ethical reputation;

•	The impact of changes in accounting principles;

•	The impact of criminal activity committed against the bank including, but not limited to, robbery or embezzlement.

ITEM 1B.	UNRESOLVED STAFF COMMENTS

None.

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ITEM 2.	DESCRIPTION OF PROPERTY

The Bank’s main office is located in a one and one-half-story building located at 2770 Riverside Drive, Bassett, Virginia. The Bank also operates eighteen additional offices, ten of which are located in Virginia and eight of which are located in North Carolina. The Bank owns thirteen of the offices free and clear of encumbrances, while the other six are held under non-cancellable operating leases. These leases are described in Footnotes 7 and 17 in the Financial Statements in Part II, Item 8. The Bank’s offices are detailed in the table below:

Location		Address	Lease/Own
Bassett Office	2770 Riverside Drive	Bassett, VA 24055	Own
Martinsville Office	4 East Commonwealth Boulevard	Martinsville, VA 24112	Own
Collinsville Office	205 E. Paul Street	Collinsville, VA 24078	Own
Stuart Office	205 Blue Ridge Street	Stuart, VA 24171	Own
220 South Office	141 Tensbury Drive	Martinsville, VA 24113	Own
Laurel Park	6142 A. L. Philpot Highway	Martinsville, VA 24112	Own
Horsepasture Office	166 Horsepasture Price Road	Martinsville, VA 24148	Own
Eden Office	630 Fagg Drive	Eden, NC 27288	Lease
Reidsville - Turner Dr. Office	100 Turner Drive	Reidsville, NC 27320	Lease
Reidsville - Main Street Office	305 South Main Street	Reidsville, NC 27320	Lease
Washington Street Office	900 Washington Street	Eden, NC 27288	Lease
Stoneville Office	170 South Henry Street	Stoneville, NC 27048	Own
Adams Farm	5715 High Point Road	Greensboro, NC 27407	Lease
Wendover	4004 West Wendover Avenue	Greensboro, NC 27407	Lease
Oak Level	11020 Virginia Avenue	Bassett, VA 24055	Own
Woolwine	9747 Woolwine Highway	Woolwine, VA 24185	Own
Ararat	4952 Ararat Highway	Ararat, VA 24053	Own
Asheboro	1425 North Fayetteville Street	Asheboro, NC 27203	Own
Fieldale	4259 Appalachian Drive	Fieldale, VA 24089	Own

The Bank has acquired title to other parcels of real estate through the normal course of its lending activities. The book values of these properties equaled $2,265,000 and $2,335,000 as of December 31, 2005 and 2004, respectively.

Management considers these properties to be in good condition. Adequate insurance is maintained on each of these properties.

ITEM 3.	LEGAL PROCEEDINGS.

There are no material pending legal proceedings to which the Bank is a party or to which the property of the Bank is subject.

ITEM 4.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no matters submitted to a vote of security holders during the fourth quarter of the fiscal year covered by this report.

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EXECUTIVE OFFICERS OF THE REGISTRANT

Name (Age)	Officer Since	Principal Occupation During Past Five Years
Worth Harris Carter, Jr. (68)	1976	Chairman of the Board of First National Bank since 1976, President since 1986

		Chairman of the Board and President of Patrick Henry National Bank since 1977

		Chairman of the Board of Peoples National Bank since 1976, President since 1981

		Chairman of the Board of Blue Ridge Bank since 1982

		Chairman of the Board and President of Community National Bank since 1985

		Chairman of the Board and President of Mountain National Bank since 1996

		Chairman of the Board and President of Shenandoah National Bank since 1996

		Chairman of the Board and President of Central National Bank since 1996

		Chairman of the Board and President of Patriot Bank since 1996

		Chairman of the Board and President of First National Exchange Bank since 1998

		Chairman of the Board and President of Mortgage Company of Virginia since 1984

		Chairman of the Board and President of Bank Services of Virginia since 1984

		Chairman of the Board and President of Bank Building Corporation since 1994

		Chairman of the Board and President of Bank Services Insurance, Inc. since 2003

		Manager of Blackstone Properties LLC Since 1998

PART II

ITEM 5.	MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS.

The Bank is authorized to issue 10 million shares of common stock with a par value of $1.25. This stock has full voting rights, and full preemptive rights. There were 2,800,122 shares outstanding as of December 31, 2005 and December 31, 2004. This is the only class of authorized stock.

The Bank’s common stock is traded locally with no established trading market and no known market makers.

The quarterly high and low prices, based on transactions made known to the Bank, and quarterly dividends for the common stock for 2005 and 2004 are presented below.

	2005		2004		Dividends Per Share
	High	Low	High	Low	2005	2004
First Quarter	$12.00	$12.00	$16.00	$11.00	$0.11	$0.11
Second Quarter	11.00	11.00	16.00	12.00	0.11	0.11
Third Quarter	11.00	11.00	14.00	12.00	0.11	0.11
Fourth Quarter	10.00	10.00	15.00	13.00	0.11	0.11

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Holders. As of March 14, 2006, there are approximately 1,303 holders of record of the Bank’s outstanding common stock.

Dividends. The amount of dividends that may be paid by the Bank will depend on the Bank’s earnings and capital position and is limited by federal law, regulations and policies. A national bank may not pay dividends from its capital; all dividends must be paid out of undivided profits then on hand, after deducting expenses, including reserves for losses and bad debts. In addition, the approval of the OCC is required if the total of all dividends declared by a national bank in any calendar year exceeds the total of its net profits for that year combined with its retained net profits for the preceding two years, less any required transfers to surplus. The Bank may not pay a dividend if, after giving effect to the dividend, the Bank would be undercapitalized.

The dividend payment history per quarter for the last two years is presented above. Similar cash dividends are anticipated but are dependent upon the Bank’s future performance and other factors.

ITEM 6.	SELECTED FINANCIAL DATA

The information required by this Item is included in the Bank’s annual report to shareholders for the year ended December 31, 2005 (the “Annual Report”), which is attached hereto as Exhibit 13 and is incorporated herein by reference. The information appears in the Annual Report under the caption “Management’s Discussion and Analysis of Financial Condition and Results of Operation—Summary.”

ITEM 7.	MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The information required by this Item is included in the Bank’s Annual Report, which is attached hereto as Exhibit 13 and is incorporated herein by reference. The information appears in the Annual Report under the caption “Management’s Discussion and Analysis of Financial Condition and Results of Operation.”

ITEM 7A.	QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK.

The information required by this Item is included in the Bank’s Annual Report, which is attached hereto as Exhibit 13 and is incorporated herein by reference. The information appears in the Annual Report under the caption “Interest Sensitivity Analysis.”

ITEM 8.	FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA.

The report of the independent registered public accounting firm, audited financial statements of the Bank and accompanying notes and supplementary data required by this Item are included in the Bank’s Annual Report, which is attached hereto as Exhibit 13 and is incorporated herein by reference.

ITEM 9.	CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURES.

None.

ITEM 9A.	CONTROLS AND PROCEDURES

The Bank maintains a system of disclosure controls and procedures that is designed to ensure that material information is accumulated and communicated to management, including the Bank’s president (who is the Bank’s principal executive officer and principal financial officer), as appropriate to allow timely decisions regarding required disclosure. As required, management, with the participation of the Bank’s president, evaluated the effectiveness of the design and operation of the Bank’s disclosure controls and procedures as of the end of the period covered by this report. Based on this evaluation, the Bank’s president concluded that the Bank’s disclosure controls and procedures were operating effectively to ensure that information required to be disclosed by the Bank in reports that it files or submits under the Securities Exchange Act of 1934, as amended, is recorded, processed, summarized, and reported within the time periods specified in the rules and forms of the SEC.

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Because of the inherent limitations in all control systems, no evaluation of controls can provide absolute assurance that the Bank’s disclosure controls and procedures will detect or uncover every situation involving the failure of persons within the Bank to disclose material information otherwise required to be set forth in the Bank’s periodic reports.

The Bank’s management is also responsible for establishing and maintaining adequate internal control over financial reporting to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. There were no changes in the Bank’s internal control over financial reporting during the Bank’s fourth quarter ended December 31, 2005 that have materially affected, or are reasonably likely to materially affect, the Bank’s internal control over financial reporting.

ITEM 9B.	OTHER INFORMATION.

None.

PART III

ITEM 10.	DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS; COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT.

The information regarding the Bank’s executive officer is contained in Part I of this Report on Form 10-KSB.

Name and Business Experience	Age	Director Since
Carter, Worth Harris, Jr.	68	4/77

Chairman of the Board and President

Worth Harris Carter, Jr. is a director and officer of the following companies:

Chairman of the Board of First National Bank since 1976, President since 1986

Chairman of the Board of Peoples National Bank since 1976, President since 1981

Chairman of the Board of Blue Ridge Bank since 1982, President since 2004

Chairman of the Board and President of Community National Bank since 1985

Chairman of the Board and President of Mountain National Bank since 1996

Chairman of the Board and President of Shenandoah National Bank since 1996

Chairman of the Board and President of Central National Bank since 1996

Chairman of the Board and President of Patriot Bank since 1996

Chairman of the Board and President of First National Exchange Bank since 1998

Chairman of the Board and President of Mortgage Company of Virginia since 1984

Chairman of the Board and President of Bank Services of Virginia, Inc. since 1984

Chairman of the Board and President of Bank Services Insurance, Inc. since 2003

Chairman of the Board and President of Coresoft, Inc. since 2004

Craig, W. Lynwood	77	10/76
Lynwood W. Craig is and has been President and Treasurer of Bassett Oil & Equipment Company, Inc. VA for more than five years. He also has served as a director of Shenandoah National Bank, Staunton, VA since 1996.

Haskins, James W.	65	1/82
James W. Haskins is and has been an attorney and a principal in the law firm of Young, Haskins, Mann & Gregory, Ltd., Martinsville, VA for more than five years. He also has served as a director of Mountain National Bank, Galax, VA, since 1996.

Lester, George W., II	67	10/76
George W. Lester, II is and has been Chairman and Chief Executive Officer of the Lester Group, Inc., a Forest Products Company of Martinsville, VA for more than five years. He also has served as a director of Shenandoah National Bank, Staunton, VA since 1996.

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Midkiff, H. Marvin, DDS	80	10/76

H. Marvin Midkiff is retired. Prior to retirement, he was previously a Doctor of Dental Surgery and principal in H. M. Midkiff, DDS, Ltd., Martinsville, VA for more than five years. He also has served as a director of Mountain National Bank, Galax, VA since 1996.

Pigg, Joseph E.	70	10/76
Joseph E. Pigg is President of Millard’s Machinery, Inc., an industrial and logging equipment sales and service business for more than five years. He also has served as a director of Shenandoah National Bank since 1996.

Prillaman, Haller G.	72	10/76
Haller G. Prillaman has been President of Prillaman Brothers, Inc., Martinsville, VA; he was President of Prillaman Chemical Corp., Martinsville, Virginia and Daly Herring Company, Kinston, NC for more than five years until 1987; Director, Ellis & Everard. PLC, Bradford, United Kingdom from Ausust 1984 to July 1988; President and Director, Ellis & Everard (HOLDINGS), Inc., Atlanta, GA from October 1985 to July 1988. He also has served as a director of Mountain National Bank, Galax, VA since 1996 and of Bank Building Corporation since 1995.

Roach, N. Larry	67	10/76
N. Larry Roach is and has been President of Larry Roach & Associates, Insurance Services, Inc. for more than five years. He also has served as a director of Mountain National Bank, Galax, VA since 1996.

Spencer, Simon C.	70	10/76
Simon C. Spencer is retired. He was previously Assistant Principal of Fieldale-Collinsville High School for more than five years and a Lt. Colonel, U. S. Army. He also has served as a director of Shenandoah National Bank, Staunton, VA since 1996.

Thomasson, James M.	75	8/78
James M. Thomasson is retired. He was previously Executive Vice President and Cashier of Patrick Henry National Bank for more than five years. He also has served as a director of Shenandoah National Bank, Staunton, VA since 1996.

Trent, W. C., Jr.	62	4/77
W. C. Trent, Jr. is an investor. He was Vice President and Treasurer of Trent Furniture Corp., Bassett, VA for more than five years. He also has served as a director of Shenandoah National Bank, Staunton, VA since 1996.

The Board of Directors is not aware of any family relationship between any Director, executive officer or person nominated by the Bank to become a Director; nor is the Board of Directors aware of any involvement in legal proceedings that would be material to an evaluation of the ability or integrity of any Director, executive officer or person nominated to become a Director.

The Bank has not adopted a Code of Ethics for its directors, executives and employees, primarily because management of the Bank believes and understands that our officers and directors adhere to and follow ethical standards without the necessity of a written policy. The Bank’s Board of Directors will revisit this issue in the future to determine if adoption of a code of ethics is appropriate. In the meantime, the Bank’s management requires and promotes honest and ethical conduct, full and fair disclosure in its reports to the OCC, and compliance with applicable governmental laws and regulations.

AUDIT COMMITTEE REPORT OF THE BOARD OF DIRECTORS

The entire Board of Directors functions as the Bank’s Audit Committee and in this capacity met four times in 2005. The functions of the Board in the audit area are focused on three areas:

•	the adequacy of the Bank’s internal controls and financial reporting process and the reliability of the financial statements;

•	the independence and performance of the Bank’s internal auditors and independent auditors; and

•	the Bank’s compliance with legal and regulatory requirements.

We meet with management periodically to consider the adequacy of the Bank’s internal controls and the objectivity of its financial reporting. We discuss these matters with the Bank’s independent auditors and with appropriate financial personnel and internal auditors.

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We also periodically review the performance of the independent auditors and their independence from management.

All of the Directors who serve as the Bank’s Audit Committee, with the exception of Chairman of the Board and President Carter, are “independent” for the purposes of the Nasdaq Stock Market listing standards.

The Board has not adopted a written charter setting forth the responsibilities and authority of the Board in its capacity as the Audit Committee. Although Mr. Carter is not independent under the Nasdaq Stock Market or SEC standards for audit committee membership, the Board of Directors has determined that Mr. Carter possesses the knowledge and experience required to be considered an audit committee financial expert. In addition, the Board of Directors believes that all of the Bank’s Directors possess the financial knowledge and expertise necessary to protect the Bank’s shareholders in performing the functions of an audit committee.

Management has primary responsibility for the Bank’s financial statements and the overall reporting process, including the Bank’s system of internal controls.

The independent auditors audit the annual financial statements prepared by management, express an opinion as to whether those statements fairly present the financial position, results of operations and cash flows of the Bank in conformity with generally accepted accounting principles and discuss with us any issues they believe should be raised with us.

This year, we reviewed the Bank’s audited financial statements and met with both management and Goodman & Company, LLP, the Bank’s independent auditors, to discuss those financial statements. Management has represented to us that the financial statements were prepared in accordance with generally accepted accounting principles.

We have received from and discussed with Goodman & Company the written disclosure and the letter required by Independence Standards Board Statement No. 1 (Independence Discussions with Audit Committees) relating to that firm’s independence from the Bank. We also discussed with Goodman & Company the matters required to be discussed by Statement on Auditing Standard No. 61 (Communication with Audit Committees).

Based on these reviews and discussions, we recommended to the Board that the Bank’s audited financial statements be included in the Bank’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005 for filing with the Office of the Comptroller of the Currency (“OCC”).

Directors

Worth Harris Carter, Jr.

W. Lynwood Craig

James W. Haskins

George W. Lester, II

Dr. H. Marvin Midkiff

Joseph E. Pigg

Haller G. Prillaman

N. Larry Roach

Simon C. Spencer

James M. Thomasson

W. C. Trent, Jr.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires that Directors and executive officers, and persons who control more than 10% of the Bank’s equity securities, file reports of ownership and reports of changes in ownership of the Bank’s outstanding equity securities. All such filings required were filed timely in 2005.

ITEM 11.	EXECUTIVE COMPENSATION.

The Bank’s compensation program is designed to offer competitive compensation to employees based on each individual’s contribution to the Bank’s overall success. As such, the program provides a competitive compensation package to attract and retain capable employees.

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The compensation and benefits program consists of salary, a profit sharing plan, and life, health and disability insurance. The compensation and benefits program for officers parallels that of all other employees. The Bank offers no stock options or other forms of equity compensation, bonuses, employment contracts, country club memberships or other perquisites to officers or employees.

The entire Board of Directors performs the functions of a Salary Committee for the Bank. The Board has the responsibility for administering the Bank’s overall compensation program and for setting the salaries for the Bank’s officers. In setting the compensation of the Bank’s officers, the Board generally relies on the recommendations of the Chairman and President and the Board members’ own significant personal knowledge of the compensation provided to other, similarly situated, executives in banking and other industries in the local area. The Board also reviews each individual’s performance and contribution to the overall Bank goals in determining the level of salary for the coming year.

Mr. Worth Harris Carter, Jr., Chairman of the Board and President, serves as the Chief Executive Officer of Patrick Henry National Bank. As noted below under “Certain Relationships and Related Transactions,” Mr. Carter also serves as Chairman and President of nine other banks. The Salary Committee of the Board of directors of Patrick Henry National Bank actually sets Mr. Carter’s annual salary each year. The cost of Mr. Carter’s compensation, which consists of his salary plus an amount equal to twenty-nine percent of his salary to cover payroll taxes and all other benefits, is shared by the ten banks on the basis of average deposits of each bank related to total average deposits of all the banks that he serves. Mr. Carter’s total compensation, which is paid through Bank Services of Virginia, Inc. (“Bank Services”), is reflected below in two charts. The first chart reflects Mr. Carter’s total compensation as paid by Bank Services. The second chart reflects only the portion of Mr. Carter’s total compensation that is allocated to Patrick Henry National Bank.

Summary Compensation Tables

Bank Services of Virginia, Inc.

Annual Compensation

Name and Principal Position	Year	Salary	Other Annual Compensation²	All Other Compensation³
Worth Harris Carter, Jr. Chairman of the Board and President	2005 2004 2003	$575,000 $575,000 $530,000	— — —	$ $ $	80,000 78,000 67,000

(1)	This table shows the total cash compensation paid to Mr. Carter by Bank Services of Virginia, Inc. during 2005, 2004 and 2003 for his services as Chairman of the Board and President of all ten banks.
(2)	The amount of compensation in the form of perquisites and other personal benefits properly categorized in this column did not exceed the lesser of $50,000 or 10% of Mr. Carter’s annual salary for any of the three years reported.
(3)	“All Other Compensation” consists of amounts contributed for Mr. Carter under Bank Services’ qualified profit sharing plan and amounts contributed for Mr. Carter under Bank Services’ non-qualified profit sharing plan for highly paid executives. For 2005, these amounts consisted of $27,000 contributed to the qualified profit sharing plan and $53,000 contributed to the non-qualified profit sharing plan.

Patrick Henry National Bank

Annual Compensation

Name and Principal Position	Year	Salary		Other Annual Compensation²	All Other Compensation³
Worth Harris Carter, Jr. Chairman of the Board and President	2005 2004 2003	$ $ $	91,000 91,000 82,000	— — —	$ $ $	13,000 12,000 10,000

Phyllis Q. Karavatakis Senior Vice President and Cashier	2005 2004 2003	$ $ $	144,000 135,000 127,200	— — —	$ $ $	12,000 11,000 10,000

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(1)	This table shows the portion of Mr. Carter’s total cash compensation during 2005, 2004 and 2003 allocated to Patrick Henry National Bank.
(2)	The amount of compensation in the form of perquisites and other personal benefits properly categorized in this column did not exceed the lesser of $50,000 or 10% of Mr. Carter’s or Mrs. Karavatakis’ annual salary for any of the three years reported.
(3)	“All Other Compensation” for Mr. Carter consists of the portion allocated to the Bank for contributions on Mr. Carter’s behalf to Bank Services’ qualified profit sharing plan and non-qualified profit sharing plan for highly paid executives. For 2005, the portion of these contributions allocated to the Bank consisted of $4,000 for the qualified profit sharing plan and $9,000 for the non-qualified profit sharing plan. “All Other Compensation” for Mrs. Karavatakis consists of the Bank’s contribution to the Bank’s profit sharing plan on Mrs. Karavatakis’ behalf.

PROFIT SHARING PLAN

The Bank has adopted an integrated profit sharing plan. The plan covers all full time employees that have been employed for six (6) months and have reached the age of 20-1/2 as of the first day of the plan year. Persons who have reached the age of 62 are fully vested regardless of length of service. The regular vesting schedule is as follows:

Years of Service	Vested Percentage	Forfeitable Percentage
Less than 5	0	100
5 or more	100	0

Each year the Board of Directors determines what amount, if any, is to be allocated to the plan out of accumulated or current earnings of the Bank. The Bank’s contribution to the plan was $163,000 in 2005, $151,000 in 2004, and $155,000 in 2003.

Chairman of the Board and President Carter does not participate in the profit sharing plan of Patrick Henry National Bank or any of the other nine banks. Instead, Mr. Carter participates in the two profit sharing plans of Bank Services of Virginia, Inc., a qualified profit sharing plan and a nonqualified plan for highly paid executives whose contribution to the qualified plan is limited due to IRS regulations. The Bank’s annual contributions to these plans on Mr. Carter’s behalf are detailed in the two Summary Compensation Tables above.

DIRECTOR COMPENSATION

Each outside Director (not also an officer of the Bank) currently receives $350 for each Board meeting attended.

PERFORMANCE GRAPH

The following graph compares the yearly cumulative total return of the Company’s common stock over a five-year period (beginning December 31, 2000 and ending December 31, 2005) to the returns over such period of the (i) Nasdaq Composite Index and (ii) a Custom Peer Group, which consists of thirty-eight commercial banks headquartered in Virginia and North Carolina with total assets between $200 million and $500 million.

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Index	Period Ending
	12/31/00	12/31/01	12/31/02	12/31/03	12/31/04	12/31/05
Patrick Henry National Bank	100.00	85.39	127.22	221.33	208.13	166.37
NASDAQ Composite	100.00	79.18	54.44	82.09	89.59	91.54
Custom Peer Group	100.00	106.53	126.84	181.06	213.64	246.32

ITEM 12.	SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT, AND RELATED STOCKHOLDER MATTERS.

The following table shows as of March 14, 2006, the beneficial ownership of the Bank’s common stock of each Director, the executive officers identified in the Summary Compensation Table and the Bank’s Directors and executive officers as a group. To the Bank’s knowledge, Director Carter is the Bank’s only shareholder beneficially holding more than 5% of the Bank’s outstanding common stock. As of March 14, 2006, the Bank’s Directors and executive officers as a group, beneficially owned 537,652 shares (or 19.1%) of the Bank’s outstanding common stock.

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Name	Amount and Nature of Beneficial Ownership (1)(2)		Ownership as a Percentage of Common Stock Outstanding
Carter, Worth Harris, Jr.	200,371	(3)	7.2%
Craig, W. Lynwood	86,238	(4)	3.1%
Haskins, James W.	20,233	(5)	0.7%
Karavatakis, Phyllis Q.	2,780	(6)	0.09%
Lester, George W., II	85,018	(7)	3.0%
Midkiff, H. Marvin	18,271		0.7%
Pigg, Joseph E., Sr.	20,630	(8)	0.7%
Prillaman, Haller G.	25,934		0.9%
Roach, N. Larry	6,760	(9)	0.2%
Spencer, Simon C.	4,009	(10)	0.1%
Thomasson, James M.	33,722	(11)	1.2%
Trent, W. C. Jr.	33,736	(12)	1.2%
All Directors and Executive Officers as a Group (11 persons)	537,352		19.2%

(1)	For purposes of this table, beneficial ownership has been determined in accordance with the provisions of Rule 13d-3 of the Securities Exchange Act of 1934 under which, in general, a person is deemed to be the beneficial owner of a security if he has or shares the power to vote or direct the voting of the security or the power to dispose of or direct the disposition of the security, or if he has the right to acquire beneficial ownership of the security within sixty days.
(2)	Unless otherwise indicated, the shares listed in the table represent sole voting and investment power.
(3)	Includes 38,694 shares held by Mr. Carter as custodian for his children and grandchildren; 984 shares held by Mr. Carter’s son, Ernest Linwood Carter, II, who resides in Mr. Carter’s household; 7,518 shares held for Mr. Carter’s account in the Mortgage Company of Virginia, Inc./Bank Services of Virginia, Inc. Non-Qualified Profit-Sharing Plan; 8,179 shares held by C&C Realty, Inc., of which Mr. Carter is president and a 50% owner; and 5,010 shares held by Mr. Carter’s brother, Ernest L. Carter.
(4)	Includes 10,679 held by Bassett Oil & Equipment Co., Inc., of which Mr. Craig is president, and 3,212 shares held by Mr. Craig’s wife.
(5)	Includes 766 shares held by Mr. Haskins’ wife.
(6)	Includes 309 shares held jointly with Mrs. Karavatakis’ husband and 794 shares held as custodian for her child.
(7)	Includes 25,522 shares held by The Lester Group, Inc., of which Mr. Lester is president; 218 shares held by Beaver Hills Dev. Corp., of which Mr. Lester is president; 193 by Carriage Square, LTD, of which Mr. Lester is president; 7,169 shares held by Mr. Lester as custodian for his children; and 19 shares held by BB&T as trustee for Mr. Lester’s son.
(8)	Includes 13 shares held by Mr. Pigg’s wife.
(9)	Includes 36 shares held jointly with Mr. Roach’s wife; 1,032 shares held jointly with Mr. Roach’s mother; and 1,496 shares held by Mr. Roach’s wife.
(10)	Includes 1,691 shares held jointly with Mr. Spencer’s wife and 121 shares held by Mr. Spencer’s wife.
(11)	Includes 32,157 shares held by Mr. Thomasson’s wife.
(12)	Includes 8,805 shares held by Mr. Trent as custodian for his children and 2,150 shares held by Mr. Trent’s wife.

The Bank knows of no arrangements, including any pledge by any person of securities of the Bank, which may at a subsequent date result in a change in control of the Bank.

Equity Compensation Plans. No disclosure regarding equity compensation plans has been provided because the Bank does not have any outstanding equity compensation plans or arrangements that would be covered by Item 201(d) of Regulation S-B.

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ITEM 13.	CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Mr. Carter, Chairman of the Board and President of Patrick Henry National Bank also serves as Chairman of the Board and President of Blue Ridge Bank, N.A., Central National Bank, Community National Bank, First National Bank, First National Exchange Bank, Mountain National Bank, Peoples National Bank, Patriot Bank, N.A., and Shenandoah National Bank.

The Bank participates in loan transactions with these banks. These transactions are at carrying value and do not involve more than the normal risk of collectibility or present other unfavorable features.

The Bank owns 10% of the outstanding common stock of The Mortgage Company of Virginia, Inc. The remaining common stock is equally owned by the banks listed above. The Mortgage Company of Virginia owns 100% of Bank Services of Virginia, Inc. The business of both of these companies is to provide operational support services to the ten banks. The Bank is charged for its share of these services. The cost of this expense is shared by the ten banks on the basis of average deposits of each bank related to total average deposits of all the banks.

The Mortgage Company of Virginia, Inc. also owns 100% of Bank Services Insurance, Inc. Bank Services Insurance, Inc. provides insurance products to the banks and customers in the Danville area. The premiums paid to Bank Services Insurance, Inc. equaled $42,000 at December 31, 2005.

The Mortgage Company of Virginia, Inc. also owns 50% of Coresoft, Inc. represented by an initial $1,000 investment during 2004. Coresoft, Inc. is in the process of developing a core software package the banks listed above will use. At December 31, 2005, Coresoft, Inc. had an outstanding note payable to the Mortgage Company of $1,400,000.

The Chairman of the Board and President of the Bank also serves as Chairman of the Board and President of Bank Building Corporation and Manager of Blackstone Properties, LLC, it’s wholly owned subsidiary (the “companies”). The companies lease branches to certain of the banks listed above. At December 31, 2005, the Bank leased six offices from the companies. Rental expense under these leases was $363,000 in 2005, and $394,000 in 2004 and 2003. Future minimum lease payments will be $386,000 per year through 2010, and thereafter (may vary based on changing interest rates). As of December 31, 2005 and 2004, the Bank had loans totaling $4,000,000 and $4,170,000, respectively, to the companies. These loans were made to purchase bank branches leased to affiliated banks and other investment property. The loans are secured by these branches and the related leases and other investment property, and have repayment terms similar to other loan customers of the Banks.

In the ordinary course of business, the Bank’s Directors and executive officers and their related interests were customers of, and had transactions with the Bank. Loan transactions with Directors and officers, principal security holders and associates were made on substantially the same terms as those prevailing at the time for comparable loans to other persons and did not involve more than normal risk of collectibility or present other unfavorable features. These extensions of credit equaled $9,685,000 or 41% of the Bank’s equity capital as of December 31, 2005.

ITEM 14.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Goodman & Company, LLP served as the Bank’s independent public auditors for the year ended December 31, 2005, and has been selected by the Board to act as the Bank’s independent public auditors for the year ending December 31, 2006. A representative of Goodman & Company will be present at the Annual Meeting and will be given the opportunity to make a statement and respond to appropriate questions from shareholders.

The following table presents the fees for professional audit services rendered by Goodman & Company for the audit of the Bank’s annual financial statements for the years ended December 31, 2005 and 2004, and fees billed for other services rendered by Goodman & Company during those periods.

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Year Ended December 31,

	2005	2004
Audit fees¹	$12,485	$11,750
Audit-related fees	—	—
Tax fees²	3,265	3,100
All other fees	—	—

Total Fees	$15,750	$14,850

1	Audit fees consist of audit and review services, consents and review of documents filed with the OCC.
2	Tax fees consist of preparation of federal and state tax returns and consultation concerning tax compliance issues.

In its capacity as the Audit Committee, the Board of Directors considered the compatibility of the non-audit-related services performed by and fees paid to Goodman & Company in 2005 and 2004 and the proposed non-audit-related services and proposed fees for 2006 and determined that such services and fees are compatible with the independence of Goodman & Company as the Bank’s independent auditors.

Also in its capacity as the Audit Committee, the Board of Directors pre-approves all audit (including audit-related) and permitted non-audit services to be performed by the independent auditors. The Board of Directors annually approves the year-end audit to be performed by the Bank’s independent auditors for the fiscal year. With respect to other permitted services, the Board of Directors pre-approves specific engagements, projects and categories of services on a fiscal year basis.

PART IV

ITEM 15.	EXHIBITS

Exhibits:
3.1	Articles of Association (filed with the Office of the Comptroller of the Currency prior to the opening of the Bank)

3.2	Amended and Restated Bylaws (as amended and restated through February 15, 2005) (incorporated by reference to Exhibit 3.2 to Form 8-K filed with the Office of the Comptroller of the Currency on February 15, 2005)

13	2005 Annual Report to Shareholders

31	Certification by principal executive officer and principal financial officer pursuant to Rule 13a-14(a)

32	Certification of principal executive officer and principal financial officer pursuant to 18 U.S.C. § 1350

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SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PATRICK HENRY NATIONAL BANK

Date: April 14, 2006	/s/ Worth Harris Carter, Jr.
Worth Harris Carter, Jr.
Chairman of the Board and President

Pursuant to the requirements of the Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Signature	Capacity	Date

/s/ Worth Harris Carter, Jr.	Chairman of the Board	April 14, 2006
Worth Harris Carter, Jr.	and President
(principal executive, principal financial
and principal accounting officer)

	Director	April 14, 2006
W. Lynwood Craig

/s/ James W. Haskins	Director	April 14, 2006
James W. Haskins

/s/ George W. Lester, II	Director	April 14, 2006
George W. Lester, II

/s/ Dr. H. Marvin Midkiff	Director	April 14, 2006
Dr. H. Marvin Midkiff

/s/ Joseph E. Pigg	Director	April 14, 2006
Joseph E. Pigg

/s/ Haller G. Prillaman	Director	April 14, 2006
Haller G. Prillaman

/s/ Simon C. Spencer	Director	April 14, 2006
Simon C. Spencer

/s/ James M. Thomasson	Director	April 14, 2006
James M. Thomasson

/s/ W. C. Trent, Jr.	Director	April 14, 2006
W. C. Trent, Jr.

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Exhibit 31

CERTIFICATION

I, Worth Harris Carter, Jr., certify that:

1.	I have reviewed this annual report on Form 10-K of Patrick Henry National Bank;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.	Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.	I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and have:

(a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under my supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to me by others within those entities, particularly during the period in which this report is being prepared;

(b) Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report my conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(c) Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter (the registrant’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.	I have disclosed, based on my most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

(a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

(b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date: April 14, 2006	/s/ Worth Harris Carter, Jr.
Worth Harris Carter, Jr.
Chairman of the Board and President
(principal executive officer and
principal financial officer)

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Exhibit 32

CERTIFICATION OF

PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER

Pursuant to § 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350)

The undersigned, as the principal executive officer and principal financial officer of Patrick Henry National Bank, certifies that, to the best of his knowledge and belief, the Annual Report on Form 10-K for the period ended December 31, 2005, which accompanies this certification fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of Peoples National Bank at the dates and for the periods indicated. The foregoing certification is made pursuant to § 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350) and shall not be relied upon for any other purpose. The undersigned expressly disclaims any obligation to update the foregoing certification except as required by law.

Date: April 14, 2006	/s/ Worth Harris Carter, Jr.
Worth Harris Carter, Jr.
Chairman of the Board and President
(principal executive officer and
principal financial officer)

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Management’s Discussion and Analysis of Financial Condition and Results of Operation

Except for the historical information contained in this report, the matters set forth herein include Forward-Looking Statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These Forward-Looking Statements included, among other things, statements of goals, plans, intentions and expectations, regarding or based upon desired business strategies, general economic conditions, interest rates, developments in local and national markets, and other matters, which, by their nature, are subject to significant uncertainties. Because of these uncertainties and the assumptions upon which this report is based, actual future developments with respect to the business of the Bank may differ materially from those contemplated by such statements.

Critical Accounting Policies. The accounting and reporting policies of the Bank conform to generally accepted accounting principles (GAAP) in the United States of America and to general practices within the banking industry. The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. We believe the most significant of these estimates involves the allowance for loan losses because of its potential impact on our overall performance. We have described our policies in this area below. A summary of the Bank’s significant accounting policies can be found in the Notes to the Financial Statements.

In general, determining the amount of the allowance for loan losses requires significant judgment and the use of estimates by management. The Bank maintains an allowance for loan losses to absorb probable losses in the loan portfolio based on a quarterly analysis of the portfolio and expected future losses. This analysis determines an appropriate level of the allowance for loan losses by considering factors affecting loan losses, including specific losses, levels and trends in impaired and non-performing loans, historical loan loss experience, current economic conditions, volume, growth and composition of the portfolio, and other relevant factors. The Bank records a provision for loan losses to maintain the allowance at an adequate level. The provision expense could increase or decrease each quarter based upon the results of management’s formal analysis.

The amount of the allowance represents management’s estimate of expected losses from existing loans based upon specific allocations for individual lending relationships and historical loss experience. The allowance for loan losses related to impaired loans is based on discounted cash flows using the loan’s initial effective interest rate or the fair value of the collateral for certain collateral dependent loans. This evaluation requires management to make estimates of the amounts and timing of future cash flows on impaired loans, which consists primarily of nonaccrual and restructured loans. Actual losses for these loans can vary significantly from these estimates.

Summary of Operations. Net income for 2005 equaled $1,927,000 or $0.69 per share, compared to $2,102,000 or $0.75 per share, for 2004. This represents a return on average assets of 0.51% and return on average equity of 8% compared to 55% and 9%, respectively for the same period last year.

Our total deposits grew $16 million, or 5%, during the year. In addition, there has been a slight shift in the composition of our deposits as customers have moved their funds from shorter-term accounts into Certificate of Deposits. Total time deposits and Lifetime Free Checking increased while all other deposit categories decreased. Loans increased $27 million during the year.

We opened five new offices during 2004. The costs of opening these five offices increased our non-interest expense substantially. While the opening of these offices has a short-term negative impact on earnings, they will enhance the long-term profitability of the Bank. We have no plans of opening additional offices in the near future.

Net Interest Income. Net interest income is our largest source of revenue and has been impacted by the very low level of interest rates for the last two years. The Federal Reserve began to lower the target rate for federal funds from six and one half percent to one percent. The one percent rate continued until June 30, 2004 when the Fed began a series of one quarter percent increases on 14 different occasions over the last year and a half to the latest increase in January 2006, which places the target fed funds rate at 4.50%. The Fed is expected to continue increasing the rate several more times before pausing.

Net interest income increased $102,000, as earning assets increased by $14,201 during 2005. Interest expense increased slightly as some deposits have repriced at the higher rates sooner than earning assets have repriced at the higher rates.

The following table shows a summary of the changes in interest income and interest expense resulting from changes in volume and changes in rates for each category of interest-earning assets and interest-bearing liabilities for 2005/2004 and 2004/2003:

(Dollars in thousands) Asset/Liability	2005 vs 2004 Increase (Decrease)	2004 vs 2003 Increase (Decrease)
Real Estate Loans	$547	$(2,018)
Installment Loans	29	(62)
Commercial Loans	62	1,231

Total Loans	638	(849)
Interest-Bearing Deposits in Other Financial Institutions	327	96
Investment Securities	(652)	(371)
Federal Funds Sold	482	(160)

Total Earning Assets	795	(1,284)

Interest-Bearing Transactions Accounts	253	(63)
Savings Accounts (Includes MMDAs)	(160)	(101)
Certificates of Deposit $100,000 and Over	316	(56)
Other Certificates of Deposit	277	(604)

Total Deposits	686	(824)
Notes Issued to the U.S. Treasury	7	(2)

Total Interest-Bearing Liabilities	693	(826)

Change in Net Interest Income	$102	$(458)

2

The following table details the average balances and cost and yield data for the earning assets and interest-bearing liabilities:

(Dollars in thousands) Asset/Liability	2005			2004			2003
	Average Balance	Interest	Yield/ Cost	Average Balance	Interest	Yield/ Cost	Average Balance	Interest	Yield/ Cost
Real Estate Loans	$147,319	$8,697	5.90%	$141,573	$8,150	5.76%	$141,744	$10,168	7.17%
Installment Loans	9,008	854	9.48%	13,261	825	6.22%	10,101	887	8.78%
Commercial Loans	57,172	3,178	5.56%	40,236	3,116	7.74%	29,657	1,885	6.36%

Total Loans	213,499	12,729	5.96%	195,070	12,091	6.20%	181,502	12,940	7.13%
Interest-Bearing Deposits in Other Financial Institutions	21,056	784	3.72%	19,743	457	2.31%	15,163	361	2.38%
Investment Securities	86,982	3,159	3.63%	101,849	3,811	3.74%	86,311	4,182	4.85%
Federal Funds Sold	36,416	1,097	3.01%	47,935	615	1.28%	74,617	775	1.04%

Total Earning Assets	357,953	17,769	4.96%	364,597	16,974	4.66%	357,593	18,258	5.11%

Interest-Bearing Transaction Accounts	38,891	493	1.27%	35,319	240	0.68%	31,563	303	0.96%
Savings Accounts (Includes MMDAs)	79,584	1,395	1.75%	91,993	1,555	1.69%	83,768	1,656	1.98%
Certificates of Deposit $100,000 and Over	36,422	1,616	4.44%	33,036	1,300	3.94%	34,100	1,356	3.98%
Other Certificates of Deposit	139,934	4,792	3.42%	140,501	4,515	3.21%	144,619	5,119	3.54%

Total Deposits	294,831	8,296	2.81%	300,849	7,610	2.53%	294,050	8,434	2.87%
Notes Issued to the U.S. Treasury	347	11	3.17%	407	4	0.98%	566	6	1.06%

Total Interest-Bearing Liabilities	$295,178	$8,307	2.81%	$301,256	$7,614	2.53%	$294,616	$8,440	2.86%

Net Interest Income		$9,462			$9,360			$9,818

Net Yield on Earning Assets			2.64%			2.57%			2.75%

Loans. Loans increased from $204 million at year-end 2004 to $232 million at year-end 2005. The composition of the portfolio remained consistent with prior years as real estate secured loans made up 68% of net loans.

The Bank also continues to maintain flexibility in the maturity of the loan portfolio. Nearly half of the loans have adjustable interest rates as of year-end 2005, which is consistent with previous years. In addition, the combination of adjustable-rate and fixed rate loans that adjust or mature within one year equals 31% of the total portfolio, lower than previous years.

Allowance and Provision for Loan Losses. The Allowance for Loan Losses represents management’s estimation of the amount necessary to absorb future losses in the loan portfolio. On the Statement of Condition, the Allowance for Loan Losses is deducted from Total Loans so that the net amount shown represents the estimated realizable total loans. The Provision for Loan Losses is the amount charged to expense to maintain the Allowance at an adequate level.

Based on management’s analysis of the loan portfolio, including non-accruing and impaired loans, the Provision for Loan Losses remained consistent at $240,000 for 2005 and 2004.

(Dollars in thousands)	December 31
	2005	2004	2003	2002	2001
Balance Beginning of Year	$2,404	$2,441	$1,254	$1,201	$1,150
Provision for Loan Losses	240	240	1,327	180	180
Net Loan Losses
Real Estate Loans	(33)	113	112	—	(16)
Installment Loans	57	77	15	104	142
Commercial Loans	147	87	13	23	3

Total Net Loan Losses	171	277	140	127	129

Balance	$2,473	$2,404	$2,441	$1,254	$1,201

Net loan Losses to Average Loans	0.08%	0.14%	0.08%	0.08%	0.07%
Allowance for Loan Losses to Year-End Loans	1.07%	1.18%	1.35%	0.71%	0.68%

Nonaccrual loans are those loans contractually past due 90 days or more on which no interest is being accrued. Other real estate owned consists of real estate acquired through foreclosure. These properties are reviewed quarterly and reduced to an estimated realizable value at that time.

3

Information concerning nonaccrual loans and other real estate owned is presented in the following table:

(Dollars in thousands) Nonaccrual Loans	December 31
	2005	2004	2003	2002	2001
Real Estate	$2,875	$2,966	$2,875	$—	—
Installment	38	18	22	6	20
Commercial	658	488	—	—	—

Total Nonaccrual Loans	3,571	3,472	2,897	6	20
Real Estate Owned Other Than Bank Premises	2,265	2,335	399	613	114

Total Nonperforming Assets	$5,836	$5,807	$3,296	$619	$134

Allowance for Loan Losses to Non-Performing Assets	42%	42%	74%	203%	896%

The following table presents the volume of loans contractually past due for 90 days or more on which interest continues to be accrued. These loans are believed to be well collateralized and present little or no likelihood of loss of principal:

(Dollars in thousands) Loans 90 Days or More Past Due	2005	2004	2003	2002	2001
Real Estate	$—	$9	$—	$232	$427
Installment	31	16	27	6	15
Commercial	—	—	—	—	11

Total Loans 90 Days or More Past Due	$31	$25	$27	$238	$453

Non-interest Income. Non-interest Income equaled $1,270,000 for 2005, a decrease from $1,492,000 in 2004. The principal component of non-interest income is service charges on deposit accounts, which equaled $1,100,000 for 2005 compared to $1,207,000 for 2004.

Non-interest Expense. Non-interest expense increased slightly during the year. Salaries and employee benefits, which are the largest of these expenses, increased slightly during the year.

Investments. Total investment securities increased from $72 million at year-end 2004 to $94 million at year-end 2005. With interest rates at levels never seen before in recent times, the Bank increased investments in U. S. Agency securities, where higher yields were available, while reducing Interest-Bearing Deposits in Other Financial Institutions.

Deposits. Total deposits grew $16 million, or 5%, during the year. In addition, there has been a slight shift in the composition of our deposits as customers have moved their funds from shorter-term accounts into Certificate of Deposits. Total time deposits and Lifetime Free Checking increased during the year while all other deposit categories decreased.

Interest Sensitivity Analysis. The frequency with which interest rates on earning assets and interest bearing liabilities change has a significant impact on net interest income. The following table presents the anticipated changes based on the contractual maturity of each instrument. Expected maturities may differ from contractual maturities as both borrowers and depositors may have the right to call or prepay obligations with or without call or prepayment penalties.

(Dollars in thousands) Use of Funds	Within One Year	One to Five Years	Over Five Years	Total
Interest-Bearing Deposits in Other Financial Institutions	$21,178	$1,287	$—	$22,465
Investment Securities	34,644	59,008	—	93,652
Federal Funds Sold	26,600	—	—	26,600
Loans	71,290	76,145	84,942	232,377

Total Earning Assets	$153,712	$136,440	$84,942	$375,094

Deposits
Interest-Bearing Demand	$60,019	$—	$—	$60,019
Regular Passbook Savings	58,031	—	—	58,031
Time Deposits
Certificates of Deposit $100,000 and Over	18,130	21,999	—	40,129
Other	66,524	76,725	—	143,249

Total Interest-Bearing Deposits	202,704	98,724	—	301 ,428
Notes issued to the U. S. Treasury	948	—	—	948

Total Interest-Bearing Liabilities	$203,652	$98,724	—	$302,376

Maturity/Rate Sensitivity Gap Per Period	$(49,940)	$37,716	$84,942	$72,718
Cumulative Maturity/Rate Sensitivity Gap	$(49,940)	$(12,224)	$72,718

4

Capital. The federal regulatory agencies use risk-based capital ratios to analyze the adequacy of a bank’s capital. These ratios weigh bank assets from 0% to 100% depending upon the risks inherent in each type of asset. The Bank continues to meet all requirements for a well-capitalized bank as defined by the regulatory agencies. The following table presents the key risk-based capital ratios for December 31, 2005 and 2004. Additional details regarding capital may be found in the footnotes of the Financial Statements.

	2005	2004
Tier 1 Ratio	10.16%	10.63%
Total Risk-Based Capital Ratio	11.22%	11.73%
Leverage Ratio	6.22%	6.04%

Liquidity. Liquidity is our ability to fund both loans and investments in the normal course of business and to provide adequate protection for unexpected deposit withdrawals or other demands for funds without incurring a significant negative impact on profitability. Our primary source of day-to-day liquidity lies in the combination of cash, deposit balances, checks in process of collection, deposit growth, and Federal Funds sold. Federal funds are excess funds that are sold to other banks, generally on a one-day basis. Normal funds from the repayment of loans and investments augment these funds.

Our secondary source of liquidity lies in our investments and deposits in other financial institutions. While our investments are categorized as held-to-maturity, they consist of short-term United States Government Agencies that are readily marketable. As reflected in the previous Interest Sensitivity Analysis, the majority of our investment securities mature in five years or less. Interest-bearing deposits in other financial institutions generally mature in two years or less and the volume of this investment decreased $2 million during the year.

Management’s Responsibility for Financial Reporting

The management of Patrick Henry National Bank has prepared and is responsible for the accompanying financial statements, together with the financial data and other information presented in this annual report. Management believes that the financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America appropriate under the circumstances and include amounts that are based on management’s best estimates and judgments.

Management maintains and depends upon an internal accounting control system designed to provide reasonable assurance that transactions are executed in accordance with management’s authorization, that financial records are reliable as the basis for preparation of all financial statements, and that the Bank’s assets are safeguarded. The design and implementation of all systems of internal control are based on judgments required to evaluate the costs of control in relation to the expected benefits and to determine the appropriate balance between these costs and benefits. The Bank maintains a professional internal audit staff to monitor compliance with the system of internal control. Operational and special audits are conducted, and audit reports are submitted to appropriate management.

The Board of Directors functions as the audit committee and meets periodically with the independent public accountants, Goodman & Company, management and internal auditors to review accounting, auditing and internal reporting matters. The independent public accountants and internal auditors have free access to the Board, to discuss the results of their audit work and their evaluations of internal controls and the quality of financial reporting.

The responsibility of Goodman & Company is limited to an expression of their opinion as to the fairness of the financial statements. Their opinion is based on an audit conducted in accordance with Standards of the Public Company Accounting Oversight Board (United States), as described in their report.

Worth Harris Carter, Jr.

Chairman of the Board, President and

Chief Financial Officer

5

Certified Public Accountants

Specialized Services

Business Solutions

Report of Independent Registered Public Accounting Firm

Board of Directors and Shareholders

Patrick Henry National Bank

We have audited the accompanying statements of financial condition of Patrick Henry National Bank (Bank) as of December 31, 2005 and 2004, and the related statements of income, shareholders’ equity and cash flows for each of the years in the three-year period ended December 31, 2005. These financial statements are the responsibility of the Bank’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Patrick Henry National Bank as of December 31, 2005 and 2004, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

Danville, Virginia
March 1, 2006

110 Exchange Street, Suite G

Danville, VA 24541

ph: 434.792.5334

fax: 434.791.6061

www.goodmanco.com

6

Statements of Financial Condition

(Dollars in Thousands)

	December 31
	2005	2004
ASSETS:
Interest-Bearing Deposits in Other Financial Institutions	$22,465	$24,941
Investment Securities (Fair Value $92,484 in 2005, $71,888 in 2004)	93,652	72,011
Federal Funds Sold	26,600	58,955
Loans (Net of Unearned Income)	231,733	204,273
Less: Allowance for Loan Losses	(2,473)	(2,404)

Net Loans	229,260	201,869

Earning Assets	371,977	357,776

Cash and Due from Banks	13,593	10,762
Bank Premises and Equipment	4,899	5,104
Real Estate Owned Other Than Bank Premises	2,265	2,335
Investment in Associated Company	769	618
Other Assets	4,020	3,625

TOTAL ASSETS	$397,523	$380,220

LIABILITIES:
Deposits:
LIFETIME FREE CHECKING	$70,458	$62,528
Interest-Bearing Demand	60,019	62,082
Regular Passbook Savings	58,031	59,621
Time Deposits:
Certificates of Deposit $100,000 and Over	40,129	31,947
Other	143,249	139,325

TOTAL DEPOSITS	371,886	355,503
Notes Issued to the U.S. Treasury	948	973
Other Liabilities	839	589

TOTAL LIABILITIES	373,673	357,065

SHAREHOLDERS’ EQUITY:
Common Stock, Par Value Per Share $1.25; 10,000,000 shares authorized; 2,800,122 shares outstanding in 2005 and 2004	3,500	3,500
Surplus	13,879	13,879
Undivided Profits	6,471	5,776

TOTAL SHAREHOLDERS’ EQUITY	23,850	23,155

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$397,523	$380,220

The accompanying notes are an integral part of these financial statements.

7

Statements of Income

(Dollars in Thousands Except Per Share Data)

	Years Ended December 31
	2005	2004	2003
INTEREST INCOME:
Interest and Fees on Loans:
Taxable	$11,842	$11,613	$12,728
Non-Taxable	887	478	212
Interest on Deposits in Other Financial Institutions	784	457	361
Interest on Federal Funds Sold	1,097	615	775
Interest and Dividends on Securities:
U.S. Agency Securities and Other	3,137	3,670	4,017
States and Political Subdivisions	22	141	165

TOTAL INTEREST INCOME	17,769	16,974	18,258

INTEREST EXPENSE:
Interest on Time Deposits $100,000 and Over	1,616	1,300	1,356
Interest on Other Deposits	6,680	6,310	7,078
Interest on Notes to the U.S. Treasury	11	4	6

TOTAL INTEREST EXPENSE	8,307	7,614	8,440

NET INTEREST INCOME	9,462	9,360	9,818
Provision for Loan Losses	240	240	1,327

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	9,222	9,120	8,491

NON-INTEREST INCOME:
Service Charges, Commission and Fees	1,100	1,207	1,217
Other Non-Interest Income	170	285	157

TOTAL NON-INTEREST INCOME	1,270	1,492	1,374

NON-INTEREST EXPENSE:
Salaries and Employee Benefits	4,397	4,352	3,806
Occupancy Expense	1,087	1,012	886
Operations Center Expense	1,700	1,562	1,498
FDIC Assessment	48	52	53
Other Non-Interest Expense	791	726	676

TOTAL NON-INTEREST EXPENSE	8,023	7,704	6,919

INCOME BEFORE INCOME TAXES	2,469	2,908	2,946
Income Tax Expense	542	806	896

NET INCOME	$1,927	$2,102	$2,050

NET INCOME PER SHARE*:
Basic and Diluted	$0.69	$0.75	$0.73

*	Net Income per share has been retroactively adjusted to reflect the stock dividend in 2003.

The accompanying notes are an integral part of these financial statements.

8

Statements of Cash Flows

(Dollars in Thousands)

	Years Ended December 31
	2005	2004	2003
Cash Flows From Operating Activities:
Net Income	$1,927	$2,102	$2,050
Adjustments to reconcile to net cash from operating activities:
Provision for Loan Losses	240	240	1,327
Depreciation of Premises and Equipment	350	276	199
Provision for Deferred Income Taxes	(21)	155	(388)
Equity in Undistributed Income from Associated Company	(1)	(11)	(10)
(Decrease) in Unearned Income	(9)	(32)	(157)
(Increase) Decrease in Other Assets	(395)	(304)	198
Increase (Decrease) in Other Liabilities	271	16	(29)

Net Cash From Operating Activities	2,362	2,442	3,190

Cash Flows From Investing Activities:
Maturity of Interest-Bearing Deposits	20,006	15,046	13,957
Purchase of Interest-Bearing Deposits	(17,530)	(25,140)	(14,847)
Purchase of Investment Securities	(34,089)	(30,000)	(54,012)
Proceeds from maturities, calls and redemptions of Investment Securities	12,448	70,927	38,936
Purchase of Bank Premises and Equipment	(145)	(1,012)	(1,316)
Net Increase in Short-Term Loans Outstanding, Net	(12,155)	(18,767)	(17,372)
Longer-Term Loans Originated or Purchased	(42,143)	(39,525)	(34,174)
Principal Collected on Longer-Term Loans	26,676	32,690	47,961
Sale of Other Real Estate	70	—	214
Investment in Associated Company	(150)	—	(199)

Net Cash From Investing Activities	(47,012)	4,219	(20,852)

Cash Flows From Financing Activities:
Net Increase in Demand and Savings Accounts	4,277	5,382	28,431
Proceeds from Sale of Time Deposits	122,588	107,591	115,460
Payments on Matured Time Deposits	(110,482)	(111,113)	(119,789)
Cash Dividends	(1,232)	(1,231)	(1,149)
Stock Dividends	—	—	(9)
Net Increase (Decrease) in Notes Issued to U.S. Treasury	(25)	183	(3,501)

Net Cash From Financing Activities	15,126	812	19,443

Net Change in Cash and Equivalents	(29,524)	7,473	1,781

Cash and Equivalents at Beginning of Year	69,717	62,244	60,463

Cash and Equivalents at End of Year	$40,193	$69,717	$62,244

Supplementary Data:
Cash Paid for Interest	$8,052	$7,621	$8,494
Cash Paid for Income Taxes	542	806	896
Transfer of Loans to Foreclosed Assets	120	1,934	17

The accompanying notes are an integral part of these financial statements.

9

Statements of Changes in Shareholders’ Equity

(Dollars in Thousands)

	COMMON STOCK		SURPLUS	UNDIVIDED PROFITS
	SHARES	AMOUNT
Year Ended December 31, 2003

Balance at Beginning of Year	2,546,169	$3,183	$10,641	$7,568
Net Income	—	—	—	2,050
Stock Dividends (10%)	253,953	317	3,238	(3,564)
Cash Dividends $0.41 per share*	—	—	—	(1,149)

Total	2,800,122	$3,500	$13,879	$4,905

Year Ended December 31, 2004

Balance at Beginning of Year	2,800,122	$3,500	$13,879	$4,905
Net Income	—	—	—	2,102
Cash Dividends $0.44 per share*	—	—	—	(1,231)

Total	2,800,122	$3,500	$13,879	$5,776

Year Ended December 31, 2005

Balance at Beginning of Year	2,800,122	$3,500	$13,879	$5,776
Net Income	—	—	—	1,927
Cash Dividends $0.44 per share*	—	—	—	(1,232)

Total	2,800,122	$3,500	$13,879	$6,471

*	Cash dividends per share have been retroactively restated to reflect the stock dividend in 2003.

The accompanying notes are an integral part of these financial statements.

10

Notes to Financial Statements

(Dollars in Thousands in Charts Except Per Share Data)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accounting and reporting policies of Patrick Henry National Bank are in accordance with accounting principles generally accepted in the United States of America and general practices within the banking industry that are consistent with reports filed with regulatory agencies.

NATURE OF OPERATIONS

The Bank generates commercial (including agricultural), mortgage and consumer loans and receives deposits from customers located primarily in Henry and Patrick counties and the City of Martinsville in Virgina and Randolph and Rockingham counties and the City of Greensboro in North Carolina. The Bank operates under a national charter and provides full banking services. As a national bank, the Bank is subject to regulation by the Comptroller of the Currency, Federal Deposit Insurance Corporation, and the Board of Governors of the Federal Reserve System.

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Material estimates that are particularly susceptible to significant change in the near term relate to the determination of the allowance for loan losses and fair value of other real estate owned.

CASH AND CASH EQUIVALENTS

For purposes of cash flows, cash and cash equivalents include cash on hand, demand balances due from banks and federal funds transactions. Generally, federal funds are purchased and sold for one-day periods.

SECURITIES

Investment securities are stated at cost, adjusted for amortization of premiums and accretion of discounts, and computed by the interest method. The Bank has the positive intent and ability to hold these securities until maturity. Gains and losses on sales, if any, of securities are based upon the adjusted cost of the specific securities sold.

LOANS

Loans are recorded at the amount of the loan disbursed to borrowers plus the applicable amount, if any, of unearned income and other charges, less payments received. Income earned on loans is recognized by methods which generally result in level rates of return on principal amounts outstanding. The net amount of nonrefundable loan origination fees approximates the direct costs associated with the lending process.

The allowance for loan losses is an estimate of losses inherent in the loan portfolio as determined by management taking into consideration historical loan loss experience, diversification of the loan portfolio, amounts of secured and unsecured loans, banking industry standards and averages, and general economic conditions. Ultimate losses may vary from current estimates. These estimates are reviewed periodically and as adjustments become necessary, they are reported in earnings in the periods in which they become reasonably estimable.

Management determines loan impairment using guidelines established by Statement of Financial Accounting Standards No. 114 (SFAS 114), “Accounting by Creditors for Impairment of a Loan (as amended by SFAS No. 118, Accounting by Creditors for Impairment of a Loan—Income Recognition and Disclosures)”. Under this accounting standard, a loan is considered to be impaired when it is probable that the Bank will be unable to collect all principal and interest amounts according to the contractural terms of the loan agreement. A performing loan may be considered impaired. The allowance for loan losses related to loans identified as impaired is primarily based on the excess of the loan’s current outstanding principal balance over the estimated fair value of the related collateral. For a loan that is not collateral-dependent, the allowance is recorded at the amount by which the outstanding principal balance exceeds the current best estimate of the future cash flows on the loan discounted at the loan’s original effective interest rate. Interest on impaired loans is recognized when cash is received.

BANK PREMISES AND EQUIPMENT

Premises and equipment are stated at cost, less accumulated depreciation. Depreciation is charged to operating expenses over the estimated useful life of the assets by the accelerated and straight-line methods. Costs of maintenance or repairs are charged to expense as incurred and improvements are capitalized. Upon retirement or disposal of an asset, the asset and related allowance account are eliminated. Any gain or loss on such transactions is included in current operations. Depreciation has been included under Occupancy Expense in the Statements of Income in the amount of $350,000 in 2005, $276,000 in 2004, and $199,000 in 2003.

OTHER REAL ESTATE OWNED

Real estate properties acquired through or in lieu of loan foreclosure are initially recorded at the lower of the Bank’s carrying amount or fair value less estimated selling cost at the date of foreclosure. Any write-downs based on the asset’s fair value at the date of acquisition are charged to the allowance for loan losses. After foreclosure, these assets are carried at the lower of their new cost basis or fair value less cost to sell. Costs of significant property improvements are capitalized, whereas costs relating to holding property are expensed. Valuations are periodically performed by management, and any write-downs are recorded as a charge to operations, if necessary, to reduce the carrying value of a property to the lower of its carrying value or fair value less cost to sell.

INCOME TAXES

Deferred taxes are provided on a liability method whereby deferred tax assets are recognized for deductible temporary differences and operating loss and tax credit carryforwards and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

RETIREMENT BENEFITS

The Bank has established an Employee Benefit Plan as described in footnote 5. The Bank does not provide any other post-retirement benefits that would be accrued under Statement of Financial Accounting Standards No. 106, “Employers’ Accounting for Post Retirement Benefits Other Than Pensions”.

2. INVESTMENT SECURITIES

The carrying value of securities pledged to secure public deposits was $93,652,000 and $71,322,000, respectively, at December 31, 2005 and 2004. The amortized cost and estimated fair value of investment securities as of December 31, 2005 and 2004 were as follows:

December 31 , 2005	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
U. S. Agency Securities	$93,652	$21	$1,189	$92,484

December 31 , 2004
U. S. Agency Securities	$71,322	$387	$530	$71,179
Obligations of States and Political Subdivisions	689	20	—	709

Total	$72,011	$407	$530	$71,888

The table on the preceding page shows gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position at December 31, 2005 and 2004.

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2005 Securities Description	Fair Value	Unrealized Loss
		Less than 12 Months	More than 12 Months
U. S. Agency Securities	$28,762	$226	$—
U. S. Agency Securities	53,478	—	963

Total	$82,240	$226	$963

2004 Securities Description	Fair Value	Less than 12 Months	More than 12 Months
U. S. Agency Securities	$41,592	$453	$—
U. S. Agency Securities	9,923	—	77

Total	$51,515	$453	$77

The unrealized losses on the Bank’s investments in obligations of U. S. Government Agencies were caused by interest rate increases. The contractual terms of those investments do not permit the issuer to settle the securities at a price less than the amortized cost of the investment. Because the Bank has the ability and intent to hold those investments until a recovery of fair value, which may be maturity, the Bank does not consider those investments to be other-than-temporarily impaired at December 31, 2005.

Amortized cost and estimated fair value of investments in debt securities at December 31, 2005 and 2004, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because issuers may have the right to call or prepay obligations with or without call or pre-payment penalties.

	December 31, 2005		December 31, 2004
	Estimated Amortized Cost	Fair Value	Estimated Amortized Cost	Fair Value
Due in One Year or Less	$34,644	$34,430	$3,199	$3,225
Due After One Year Through Five Years	59,008	58,054	68,812	68,663
Due After Five Years Through Ten Years	—	—	—	—
Due After Ten Years	—	—	—	—

Total	$93,652	$92,484	$72,011	$71,888

There were no sales of securities during 2005, 2004, or 2003.

3. COMPOSITION OF LOANS

	December 31
	2005	2004
Real Estate	$155,701	$141,844
Consumer	9,790	8,971
Commercial, Industrial and Agricultural	32,173	31,634
All Other	34,713	22,477

Gross Loans	232,377	204,926
Less: Unearned Income	(644)	(653)
Allowance for Loan Losses	(2,473)	(2,404)

Total Loans, Net	$229,260	$201,869

Maturity Distribution	2005	2004
Variable
Less Than One Year	$19,454	$77,634
One to Five Years	54,192	3,756
Over Five Years	22,496	4,015

Subtotal	96,142	85,405

Fixed
Less Than One Year	51,837	46,118
One to Five Years	22,000	32,151
Over Five Years	62,398	41 ,252
Subtotal	136,235	119,521

Total	$232,377	$204,926

4. ALLOWANCE FOR LOAN LOSSES

In the view of management, the Allowance for Loan Losses is adequate to meet the loss contingency based on experience factors and a review of the loan portfolio.

The Allowance for Loan Losses for the years ending December 31, 2005, 2004 and 2003 is summarized below:

	2005	2004	2003
Balance at beginning of year	$2,404	$2,441	$1,254
Recoveries credited during year	109	19	40
Provision for loan losses	240	240	1,327
Losses charged to allowance	(280)	(296)	(180)

Balance at end of year	$2,473	$2,404	$2,441

The following is a summary of information pertaining to impaired and non-accrual loans:

	December 31
	2005	2004
Impaired loans without a valuation allowance	$—	$141
Impaired loans with a valuation allowance	2,875	2,875

Total impaired loans	$2,875	$3,016

Valuation allowance related to impaired loans	$1,147	$1,147

Nonaccrual loans (impaired)	2,875	2,875

Nonaccrual loans (non-impaired)	696	597

Total loans past due ninety days or more and still accruing	$31	$25

	Years Ended December 31
	2005	2004	2003
Average investment in impaired loans	$2,875	$6,417	$1,367

Interest income recognized on impaired loans	$—	$289	$—

Interest income recognized on a cash basis on impaired loans	$—	$212	$—

5. STOCK OPTIONS AND EMPLOYEE BENEFIT PLANS

There were no stock options or stock option plans in effect for 2003, 2004, or 2005.

The Bank has adopted an integrated profit sharing plan. Employees participate in the profit sharing plan following completion of six (6) months of service and upon reaching the age of twenty years and six months as of January 1. Vesting includes years of service to the Bank prior to the effective date of the plan. The plan gives 0% vesting to anyone who has less than five (5) years of service except that persons who have reached the age of 62 are fully vested regardless of length of service. Each participant in the plan (who has not reached age 62) becomes 100% vested after five (5) years of service. The contribution to the plan is determined each year by the Board of Directors and thus may fluctuate in amount from year to year. The contribution by the Bank was $163,000 in 2005, $151,000 in 2004, and $155,000 in 2003 and is included in Salaries and Employee Benefits in the Statements of Income.

6. FEDERAL AND STATE INCOME TAXES

Net deferred tax assets consist of the following components as of December 31, 2005 and 2004:

Deferred Tax Assets	2005	2004
Allowance for Loan Losses	$739	$717
Dividend Exclusion	86	85
Other	31	—

Total Deferred Tax Assets	$856	$802

Deferred Tax Liabilities
Bank Premises	$411	$337
Investment in Associated Companies	101	100

Total Deferred Tax Liabilities	$512	$437

Net Deferred Taxes	$344	$365

The provisions for income taxes charged to operations for the years ended December 31, 2005, 2004 and 2003 consist of the following:

	2005	2004	2003
Currently payable-Federal	$553	$651	$1,266
Currently payable-North Carolina	10	—	18
Deferred	(21)	155	(388)

Net Provision	$542	$806	$896

The income tax provision differs from the amount of income tax determined by applying the U.S. federal income tax rate to pretax income for the years ended December 31, 2005, 2004 and 2003 due to the following:

	2005	2004	2003
Tax provisions computed by applying federal rates to income before income taxes	$839	$989	$1,002
North Carolina	—	—	18
Tax exempt interest	(309)	(202)	(129)
Other	12	19	5

Net Provision	$542	$806	$896

7. RELATED PARTY TRANSACTIONS

The Chairman of the Board of Patrick Henry National Bank also serves as Chairman of the Board of Blue Ridge Bank, N. A., Central National Bank, Community National Bank, First National Bank, First National Exchange Bank, Mountain National Bank, Patriot Bank, N. A., Peoples National Bank, and Shenandoah National Bank.

The Bank participates in loan transactions with these banks. These transactions are at carrying value and do not involve more than the normal risk of collectibility or present other unfavorable features.

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The Bank owns ten percent of the outstanding common stock of The Mortgage Company of Virginia, Inc. The remaining common stock is equally owned by the banks listed above. The Mortgage Company of Virginia owns 100% of Bank Services of Virginia, Inc. The business of both of these companies is to provide operational support services to the ten banks. These services consist of mortgage loan servicing, data processing, bookkeeping, check clearing, accounting, investment management, bank couriers, advertising programs, central purchasing and other management services. The Bank is charged for its share of these services, which is recorded as Operation Center expense in the Statements of Income. The cost of this expense is shared by the ten banks on the basis of average deposits of each bank related to total average deposits of all the banks.

The Mortgage Company of Virginia, Inc. also owns 100% of Bank Services Insurance, Inc. Bank Services Insurance, Inc. provides insurance products to the banks and customers in the Danville area. The premiums paid to Bank Services Insurance, Inc. equaled $42,000 for 2005.

The Mortgage Company of Virginia, Inc. also owns 50% of Coresoft, Inc. represented by an initial $1,000 investment during 2004. Coresoft, Inc. is in the process of developing a core software package the banks listed above will use. At December 31, 2005, Coresoft, Inc. had an outstanding note payable to the Mortgage Company of $1,400,000.

The Bank records its investment in the common stock of The Mortgage Company of Virginia, Inc. under the equity method of accounting due to the influence the Bank has over the company. The Bank invested an additional $150,000 in 2005 increasing the value of the investment to $769,000 from $618,000 at December 31, 2004. The Bank’s share of earnings of the company equaled $1,000 for 2005, $11,000 in 2004, $10,000 for 2003 and is shown in the Statements of Income as Other Non-interest Income.

The Chairman of the Board and President of the Bank also serves as Chairman of the Board and President of Bank Building Corporation and Manager of Blackstone Properties, LLC, its wholly owned subsidiary (the “companies”). The companies lease branches to certain of the banks listed above. At December 31, 2005, the Bank leased six offices from the companies. Rental expense and future lease payments under these leases are disclosed in a footnote below. As of December 31, 2005 and 2004, the Bank had loans totaling $4,000,000 and $4,170,000, respectively, to the companies. These loans were made to purchase bank branches leased to affiliated banks and other investment property. The loans are secured by these branches and the related leases and other investment property, and have repayment terms similar to other loan customers of the Bank.

In the ordinary course of business, directors, and their related interests were customers of, and had transactions with the Bank. Loan transactions with directors and officers, principal security holders and associates were made on substantially the same terms as those prevailing at the time for comparable loans to other persons and did not involve more than normal risk of collectibility or present other unfavorable features. A summary of these transactions is presented below.

	2005	2004
Beginning Balance	$10,160	$7,116
New Loans	568	5,224
Repayments	(1,043)	(2,180)

Ending Balance	$9,685	10,160

8. CONTINGENCIES

The Bank did not have any legal matters of financial significance pending at December 31, 2005 or 2004.

9. EARNINGS PER COMMON SHARE

The Bank follows Statement of Financial Accounting Standards (SFAS) No. 128, “Earnings Per Share”. This statement requires the dual presentation of basic and diluted earnings per share. The weighted average number of shares used to compute earnings per share was 2,800,122.

The Bank issued a 10% stock dividend in 2003, and none in 2004 or 2005. No fractional shares were issued in this stock dividend. Stock dividends and fractional shares were settled based on known prices for recent trades of the stock and other factors deemed relevant at the time.

10. BANK PREMISES AND EQUIPMENT

Premises and equipment are stated at cost less accumulated depreciation as follows:

December 31. 2005	Cost	Accumulated Depreciation and Amortization	Net Remaining Cost
Bank Premises (Including Land of $840,000)	$4,552	$1,043	$3,509
Equipment	2,277	887	1,390

Total	$6,829	$1,930	$4,899

December 31, 2004
Bank Premises (Including Land of $840,000)	$4,537	$940	$3,597
Equipment	2,256	749	1,507

Total	$6,793	$1,689	$5,104

11. FORECLOSED ASSETS

Expenses applicable to foreclosed assets include the following:

	Years Ended December 31
	2005	2004	2003
Net loss (gain) on sales of real estate	$—	$—	$—
Provision for losses	—	—	—
Operating expenses	27	4	11

12. CASH AND CASH EQUIVALENTS

Cash and cash equivalents as of December 31, 2005, 2004 and 2003 are detailed below:

	2005	2004	2003
Cash and Due From Banks	$13,593	$10,762	$14,384
Federal Funds Sold	26,600	58,955	47,860

Total Cash and Cash Equivalents	$40,193	$69,717	$62,244

13. DEPOSITS

Certificates of Deposit maturing as of December 31:

	2005	2004
1 Year	$84,655	$97,318
2 Years	28,411	20,970
3 Years	15,399	20,747
4 Years	13,129	15,444
5 Years and Thereafter	41,784	16,793

Total	$183,378	$171,272

14. CONCENTRATION OF CREDIT RISK

The Majority of the Bank’s loans have been granted to customers in the Bank’s market area. The concentrations of credit by loan classification are set forth in an above footnote. The Bank does not extend credit to any individual borrowers in excess of its lending limit of $3,948,000 as of year-end 2005 and $3,843,000 as of year-end 2004.

The largest category of Real Estate Loans consisted of Commercial loans. These loans approximated $41,964,000 at December 31, 2005 and $35,933,000 at December 31, 2004.

15. FAIR VALUE OF FINANCIAL INSTRUMENTS

Statement of Financial Accounting Standards No. 107, “Disclosures about Fair Value of Financial Instruments,” requires the Bank to disclose the estimated fair values of its financial assets and liabilities. The estimated fair values were determined using the following assumptions:

a.	The carrying value of Cash and Due From Banks, Federal Funds Sold, and Interest-Bearing Deposits in Other Financial Institutions are believed to approximate the fair value of these items.

b.	The fair value of actively traded investment securities are determined according to quotes available in the financial press. The fair value of instruments which are not actively traded are determined using values of other instruments with similar characteristics or obtained from outside sources believed to be reliable.

c.	The fair value of loans are estimated by discounting the anticipated cash flows using estimated rates for similar loans available in the Bank’s market area. Estimates of maturities are based on both experience and contractual maturities although prepayments are permitted on the loans.

d.	The fair value of short-term demand and savings deposits are believed to equal carrying value. The fair value of certificates of deposit are based upon the contractual maturity of the instruments and rates currently offered for similar deposits.

e.	The fair value of Notes Payable to the U. S. Treasury are estimated at carrying value.

f.	The fair value of Accrued Interest Receivable and Accrued Interest Payable are estimated at carrying value.

Financial Assets:	2005		2004
	Carrying Value	Fair Value	Carrying Value	Fair Value
Interest-Bearing Deposits in Other Financial Institutions	$22,465	$22,465	$24,941	$24,941
Investment Securities	93,652	92,484	72,01 1	71,888
Federal Funds Sold	26,600	26,600	58,955	58,955
Loans (Net of Unearned Income)	231,733	234,945	204,273	183,234
Cash and Due From Banks	13,593	13,593	10,762	10,762
Accrued Interest Receivable	2,014	2,014	1,521	1,521

Total	$390,057	$392,101	$372,463	$351,301

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Financial Liabilities:	2005		2004
	Carrying Value	Fair Value	Carrying Value	Fair Value
Deposits
LIFETIME FREE CHECKING	$70,458	$70,458	$62,528	$62,528
Interest-Bearing Demand	60,019	60,019	62,082	62,082
Regular Passbook Savings	58,031	58,031	59,621	59,621
Time Deposits:
Certificates of Deposit $100,000 and Over	40,129	41,139	31,947	32,442
Other	143,249	145,936	139,325	140,727

TOTAL DEPOSITS	371,886	375,583	355,503	357,400
Notes issued to the U. S. Treasury	948	948	973	973
Accrued Interest Payable	630	630	392	392

Total	$373,464	$377,161	$356,868	$358,765

16. CAPITAL ADEQUACY

The Bank is subject to various regulatory capital requirements. Under the regulatory capital guidelines and the regulatory framework for Prompt Corrective Action (PCA), the Bank must meet specific capital guidelines involving the quantitative measures of the Banks assets, liabilities, and certain off-balance-sheet items as calculated under regulatory accounting practices. The Bank’s capital amount and classification are also subject to qualitative judgments by the regulators about components, risk weightings and other factors.

Quantitative measures established by regulation to ensure capital adequacy require the Bank to maintain minimum ratios (set forth in the table below) of total and Tier 1 capital (as defined in the regulations) to risk-weighted assets (as defined) and of Tier 1 capital to average assets (as defined).

	Minimum Ratio For Capital Adequacy Purposes	Minimum Ratio To Be Considered Well Capitalized Under PCA Provisions
Tier 1 Capital to Risk Weighted Assets	4%	6%
Total Capital to Risk Weighted Assets	8%	10%
Tier 1 Capital to Average Assets	4%	5%

As of December 31, 2005, the most recent notification from the Federal Deposit Insurance Corporation categorized the Bank as well capitalized under the regulatory framework for prompt corrective action. To be categorized as well capitalized, an institution must maintain minimum total risk-based, Tier 1 risk-based and Tier 1 leverage ratios as set forth in the above table. There are no conditions or events since the notification that management believes have changed the Bank’s category. The Bank’s actual capital amounts and ratios as of December 31, 2005 and 2004 are presented in the following table. Management believes, as of December 31, 2005 and 2004, that the Bank meets all capital adequacy requirements to which it is subject.

As of December 31, 2005	Minimum Capital For Capital Adequacy Purposes	Minimum Capital To Be Considered Well Capitalized Under PCA Provisions	Actual Capital	Actual Ratio
Tier 1 Capital to Risk Weighted Assets	$9,387	$14,081	$23,850	10.16%
Total Capital to Risk Weighted Assets	18,774	23,468	26,323	11.22%
Tier 1 Capital to Average Assets	15,252	19,065	23,850	6.22%

As of December 31, 2004
Tier 1 Capital to Risk Weighted Assets	$8,716	$13,022	$23,155	10.63%
Total Capital to Risk Weighted Assets	17,431	21,789	25,559	11.73%
Tier 1 Capital to Average Assets	15,330	19,163	23,155	6.04%

17. QUARTERLY FINANCIAL DATA (Unaudited)

The following summarizes the quarterly results of operations for the years ended December 31, 2005 and 2004:

2005	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Total Interest Income	$4,279	$4,425	$4,457	$4,608
Total Interest Expense	1,874	2,032	2,172	2,229

Net Interest Income	2,405	2,393	2,285	2,379
Provision For Loan Losses	60	60	60	60

Net Interest Income After Provision for Loan Losses	2,345	2,333	2,225	2,319
Total Non-Interest Income	305	290	294	381
Total Non-Interest Expense	1,942	1,947	1,971	2,163

Income Before Income Taxes	708	676	548	537
Income Tax Expense	170	160	110	102

Net Income	$538	$516	$438	$435

Basic and Diluted Net Income Per Share	$0.19	$0.18	$0.16	$0.16

2004	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Total Interest Income	$4,130	$4,259	$4,381	$4,204
Total Interest Expense	1,865	1,919	1,911	1,919

Net Interest Income	2,265	2,340	2,470	2,285
Provision For Loan Losses	45	45	45	105

Net Interest Income After Provision for Loan Losses	2,220	2,295	2,425	2,180

Total Non-Interest Income	358	336	338	460
Total Non-Interest Expense	1,832	1,875	1,902	2,095

Income Before Income Taxes	746	756	861	545
Income Tax Expense	210	225	230	141

Net Income	$536	$531	$631	$404

Basic and Diluted Net Income Per Share	$0.19	$0.19	$0.23	$0.14

18. LEASES AND RENT EXPENSE

The Bank leased facilities under non-cancelable operating leases during 2005, 2004, and 2003. As noted above, the Bank leases six offices from Bank Building Corporation. These leases required the Bank to pay maintenance, insurance and property taxes and do not have renewal options. Rental expense under these leases was $363,000 in 2005 and $394,000 in 2004 and 2003. Future minimum rental payments under these leases are as follows:

Year Ending December 31 , 2006	$386
2007	386
2008	386
2009	386
2010	386
Thereafter	2,175

Total minimum lease payments	$4,105

19. OFF BALANCE SHEET ACTIVITIES AND COMMITMENTS

Commitments to extend credit, which amounted to $5,582,000 and $6,023,000 at December 31, 2005 and 2004 respectively, represent agreements to lend to customers with fixed expiration dates or other termination clauses. Since many of the commitments are expected to expire without being funded, the total commitment amounts do not necessarily represent future liquidity requirements. Standby letters of credit are conditional commitments issued by the Bank guaranteeing the performance of a customer to a third party. Those guarantees are primarily issued to support public and private borrowing arrangements. At December 31, 2005 the Bank had $560,000, and $1,217,000 in 2004, in outstanding standby letters of credit.

The Bank is a member of the Federal Reserve System and is required to maintain certain levels of its cash and due from bank balances as reserves based on regulatory requirements. At December 31, 2005 and 2004, this reserve requirement was approximately $6,058,000 and $5,191,000, respectively.

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Federal Banking regulations place certain restrictions on dividends paid by the Bank. The total amount of dividends which may be paid at any date is generally limited to the retained earnings of the Bank. In addition, dividends paid by the Bank would be prohibited if the effect thereof would cause the Bank’s capital to be reduced below applicable minimum capital requirements.

20. RECENT ACCOUNTING PRONOUNCEMENTS AND ACCOUNTING CHANGES

In November 2002, the FASB issued FASB Interpretation No. 45, “Guarantor’s Accounting and Disclosure Requirements for Guarantees, including Indirect Guarantees of Indebtedness of Others” (FIN 45). The interpretation elaborates on the disclosures to be made by a guarantor in its financial statements under certain guarantees that it has issued. It also clarifies that a guarantor is required to recognize, at the inception of a guarantee, a liability for the fair value of the obligation undertaken in issuing the guarantee. The interpretation requires disclosure of the nature of the guarantee, the maximum potential amount of future payments that the guarantor could be required to make under the guarantee, and the current amount of the liability, if any, for the guarantor’s obligations under the guarantee. The recognition requirements of the Interpretation were effective beginning January 1, 2003.

The FASB also revised FASB Interpretation 46, “Consolidation of Variable Interest Entities, an interpretation of ARB No. 51 (FIN 46)”. The interpretation provides a framework for identifying variable interest entities (VIEs), and determining when a company should include the assets, liabilities, noncontrolling interests and results of activities of a VIE in its consolidated financial statements. As revised, FIN 46 is effective beginning in the first quarter of 2004 for all VIEs (other than what is commonly referred to as special purpose entities, VIEs of small business issuers, and VIEs of nonpublic entities). The Bank does not currently utilize VIEs or so called special purpose entities.

In November 2003, the FASB’s Emerging Issues Task Force (EITF) reached consensus on new disclosure requirements related to unrealized losses on investment securities. The new disclosure requirements apply to marketable equity and debt securities accounted for under Financial Accounting Board Statement No. 115, “Accounting for Certain Investments in Debt and Equity Securities,” and are required for inclusion in annual reports with fiscal years ended after December 15, 2003.

In November 2003, the FASB issued FASB Staff Position (FSP) 144-1, “Determination of Cost Basis for Foreclosed Assets under FASB Statement No. 15”, “Accounting by Debtors and Creditors for Troubled Debt Restructurings,” and the Measurement of Cumulative Losses Previously Recognized under Paragraph 37 of FASB Statement No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets.” Under FSP 144-1, the lender is required to measure the foreclosure on a long-lived asset (e.g. real estate) at fair value less cost to sell on the foreclosure date, which establishes a new cost basis such that any loan valuation allowance is not retained. Thereafter, the lender would follow the impairment guidance in Statement No. 144, and could not reflect any recovery in value of the property beyond the cost basis established upon foreclosure of the loan. This guidance was effective upon posting of the FSP to the FASB website in November 2003.

In April 2003, the Financial Accounting Standards Board issued Statement No. 149, “Amendment of Statement 133 on Derivative Instruments and Hedging Activities”. This statement amends and clarifies financial accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts (collectively referred to as derivatives) and for hedging activities under FASB Statement No. 133, “Accounting for Derivative Instruments and Hedging Activities”.

In May 2003, the Financial Accounting Standards Board issued Statement No. 150, “Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity”. This statement establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. It requires that an issuer classify a financial instrument that is within its scope as a liability (or an asset in some circumstances). Many of those instruments were previously classified as equity. This statement is effective for financial instruments entered into or modified after May 31, 2003, and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003.

In December 2004, the FASB issued Statement No. 123 (revised 2004), which is a revision of Statement 123 “Accounting for Stock-Based Compensation”. This Statement establishes standards for the accounting for transactions in which an entity exchanges its equity instruments for goods or services. It also addresses transactions in which an entity incurs liabilities in exchange for goods or services that are based on the fair value of the entity’s equity instruments or that may be settled by the issuance of those equity instruments. This Statement focuses primarily on accounting for transactions in which an entity obtains employee services in share-based payment transactions. This Statement is effective for public entities as of the beginning of the first interim or annual reporting period that begins after June 15, 2005.

In December 2004, the FASB issued Statement No. 153, “Exchanges of Nonmonetary Assets”, an amendment of APB Opinion No. 29, “Accounting for Nonmonetary Transactions”. This Statement eliminates the exception to fair value for exchanges of similar productive assets and replaces it with a general exception for exchange transactions that do not have commercial substance—that is, transactions that are not expected to result in significant changes in the cash flows of the reporting entity. This Statement is effective for nonmonetary asset exchanges occurring in fiscal periods beginning after June 15, 2005.

In May 2005, the FASB issued Statement No. 154, “Accounting Changes and Error Corrections—a replacement of APB Opinion No. 20 and FASB Statement No. 3”. This Statement requires retrospective application to prior periods’ financial statements of changes in accounting principle, unless it is impracticable to determine either the period-specific effects or the cumulative effect of the change. When it is impracticable to determine the period-specific effects of an accounting change on one or more individual prior periods presented, this Statement requires that the new accounting principle be applied to the balances of assets and liabilities as of the beginning of the earliest period for which retrospective application is practicable and that a corresponding adjustment be made to the opening balance of retained earnings. This Statement improves financial reporting because its requirement to report voluntary changes in accounting principles via retrospective application, unless impracticable, enhances the consistency of financial information between periods. This statement is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005.

During November 2005, the FASB issued FASB Staff Position (FSP) FAS 115-1 and 124-1, “The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments.” The guidance in this FSP addresses the determination of when an investment is considered impaired, whether that impairment is other than temporary, and the measurement of an impairment loss. The FSP also includes accounting considerations subsequent to the recognition of an other-than temporary impairment and requires certain disclosures about unrealized losses that have not been recognized as other-than-temporary impairments. The guidance in this FSP is required to be applied to reporting periods beginning after December 15, 2005. Earlier application is permitted. Management is determining what effect, if any, that this will have on financial condition and results of operation on adoption and thereafter.

The FASB has issued FASB Statement No. 155, “Accounting for Certain Hybrid Instruments.” This standard amends the guidance in FASB Statements No. 133, “Accounting for Derivative Instruments and Hedging Activities”, and No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities.” Statement 155 allows financial instruments that have embedded derivatives to be accounted for as a whole (eliminating the need to bifurcate the derivative from its host) if the holder elects to account for the whole instrument on a fair value basis. Statement 155 is effective for all financial instruments acquired or issued after the beginning of an entity’s first fiscal year that begins after September 15, 2006. Earlier adoption is permitted as of the beginning of an entity’s fiscal year, provided the entity has not yet issued financial statements, including financial statements for any interim period for that fiscal year. Provisions of this Statement may be applied to instruments that an entity holds at the date of adoption on an instrument-by-instrument basis. The financial statement effect of the change in accounting, if any, should be recognized as a cumulative-effect adjustment to beginning retained earnings. Prior periods should not be restated.

Management does not expect these accounting pronouncements to have a material impact on the financial statements.

15

Summary of Operations

(Dollars in Thousands Except Per Share Data)

FOR THE YEAR:	2005	2004	2003	2002	2001
Total Interest Income	$17,769	$16,974	$18,258	$20,171	$21,881
Total Interest Expense	8,307	7,614	8,440	10,247	12,676

Net Interest Income	9,462	9,360	9,818	9,924	9,205
Provision for Loan Losses	240	240	1,327	180	180

Net Interest Income After Provision for Loan Losses	9,222	9,120	8,491	9,744	9,025
Non-Interest Income	1,270	1,492	1,374	1,372	1,234
Non-Interest Expense	8,023	7,704	6,919	6,643	6,219

Net Income Before Taxes	2,469	2,908	2,946	4,473	4,040
Applicable Income Taxes:
Current	563	651	1,284	1,413	1,219
Deferred	(21)	155	(388)	(4)	15

Net Income	$1,927	$2,102	$2,050	$3,064	$2,806

Basic and Diluted Net Income Per Share*	$0.69	$0.75	$0.73	$1.09	$1.00

*	Net Income per share has been retroactively adjusted to reflect the stock dividend in 2003.

AT YEAR END:	2005	2004	2003	2002	2001
Interest-Bearing Deposits in Other Financial Institutions	$22,465	$24,941	$14,847	$13,957	$12,672
Federal Funds Sold	26,600	58,955	47,860	45,710	25,587
Investment Securities	93,652	72,011	112,938	97,845	105,450
Loans (Net)	231,733	204,273	178,350	175,952	176,188
Deposits	371,886	355,503	353,643	329,541	317,733
Demand	70,458	62,528	56,541	52,535	46,757
Interest-Bearing Demand	60,019	62,082	64,730	46,849	35,960
Savings	58,031	59,621	57,578	51,034	45,033
Time	183,378	171,272	174,794	179,123	189,983
Capital Accounts	23,850	23,155	22,284	21,392	19,404
Total Resources	397,523	380,220	377,290	355,826	338,780
Carrying Value Per Share	$8.52	$8.27	$7.96	$7.64	$6.93

DAILY AVERAGES FOR THE YEAR:	2005	2004	2003	2002	2001
Interest-Bearing Deposits in Other Financial Institutions	$21,056	$19,743	$15,163	$12,919	$11,898
Federal Funds Sold	36,416	47,935	74,617	41,852	27,489
Investment Securities	86,982	101,849	86,311	110,972	91,403
Loans	213,499	195,070	181,502	166,660	176,364
Deposits	358,276	363,382	352,517	325,654	294,069
Demand	63,445	62,533	58,467	51,017	46,408
Interest-Bearing Demand	38,891	35,319	31,563	27,266	19,885
Savings (Includes MMDA’s)	79,584	91,993	83,768	61,869	50,940
Time	176,356	173,537	178,719	185,502	176,836
Capital Accounts	23,405	22,679	22,337	20,330	18,503
Total Resources	$381,302	$384,234	$375,035	$350,334	$317,204

16

Price Range of Common Stock

	2005		2004		Dividends Per Share
	HIGH	LOW	HIGH	LOW	2005	2004
First Quarter	$12	$12	$16	$11	$0.11	$0.11
Second Quarter	11	11	16	12	0.11	0.11
Third Quarter	11	11	14	12	0.11	0.11
Fourth Quarter	10	10	15	13	0.11	0.11

Officers

Worth Harris Carter, Jr.

Chairman of the Board and President

Phyllis Q. Karavatakis	Karen W. Pratt
Senior Vice President and Cashier	Assistant Cashier

Billy J. Adkins	Teresa Bateman
Vice President - Commercial Loans	Branch Manager - 220 South

Cliff Barbee	Julia Bryant
Vice President - Commercial Loans	Branch Manager - Oak Level

Donald W. Powell	John Barker
Vice President and Managing Officer - Highway 14	Branch Manager - Main Street - Reidsville

Rosetta G. Jeffries	Regina Clifton
Operations Officer	Branch Manager - Washington Street

Glenn M. Dennis	Johanna Goodyear
Assistant Vice President	Branch Manager - Asheboro

Kathy S. Gravely	Jaclyn A. Hughes
Assistant Vice President and Managing Officer - Stuart	Branch Manager - Horsepasture

Phyllis Merricks	Tonya Jones
Assistant Vice President and Managing Officer - Bassett	Branch Manager - Collinsville

John L. Satterfield, III	Marla O. Lewis
Assistant Vice President and Managing Officer - Turner Drive	Branch Manager - Woolwine

Robert W. Maxey	Rebecca Nowlin
Assistant Cashier and Managing Officer - Adams Farm	Branch Manager - Ararat

W. Archie Moore	Laura Stanley
Assistant Cashier and Managing Officer - Wendover	Branch Manager - Fieldale

Misty G. Powell	Rolanda Stockton
Assistant Cashier and Managing Officer - Martinsville	Branch Manager - Laurel Park

Directors

Worth Harris Carter, Jr.	Joseph E. Pigg
Chairman of the Board and President	President, Millard’s Machinery, Inc.

W. Lynwood Craig	Haller G. Prillaman
President, Bassett Oil & Equipment Co., Inc.	President, Prillaman Brothers, Inc.

James W. Haskins	N. Larry Roach
Attorney, Young, Haskins, Mann, Gregory & Smith, P.C.	President, Larry Roach & Associates Insurance Services, Inc.

George W. Lester, II	Simon C. Spencer
Chairman and Chief Executive Officer The Lester Group, Inc.	Retired

Dr. H. Marvin Midkiff	James M. Thomasson
Retired	Retired

W.C. Trent, Jr.
Investor

P.O. Box 1776 Bassett, Virginia 24055-1776 (276) 632-2901 Member FDIC

POST OFFICE BOX 1776	BASSETT, VIRGINIA 24055	(276) 629-1776	MEMBER FDIC

For Additional Information Contact:

Patrick Henry National Bank

Post Office Box 1776

Bassett, Virginia 24055

Telephone: (276) 629-1776

    AND

4 East Commonwealth Blvd.

Martinsville, Virginia 24112

Telephone: (276) 632-2901

ANNEX X

OFFICE OF THE COMPTROLLER OF THE CURRENCY

WASHINGTON, D.C. 20219

FORM 10-Q

☒	QUARTERLY REPORT UNDER SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the quarterly period ended September 30, 2006

OR

☐	TRANSITION REPORT UNDER SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from              to

Commission file number: n/a

PATRICK HENRY NATIONAL BANK

(Name of registrant as specified in its charter)

National Bank	54-0993114
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

2770 Riverside Drive Bassett, VA	24055
(Address of principal executive offices)	(Zip Code)

(276) 629-1776

(Registrant’s telephone number, including area code)

n/a

(Former name, former address and former fiscal year, if changed since last report)

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.    Yes  ☒    No  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, or a non-accelerated filer. See definition of “accelerated filer and large accelerated filer” in Rule 12b-2 of the Exchange Act.

Large accelerated filer  ☐    Accelerated filer  ☐     Non-accelerated filer  ☒

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).    Yes  ☐    No  ☒

As of November 13, 2006, there were issued and outstanding 2,800,122 shares of the registrant’s common stock.

1

2

FORWARD–LOOKING STATEMENTS

This report contains statements concerning the Bank’s expectations, plans, objectives, future financial performance and other statements that are not historical facts. These statements may constitute “forward-looking statements” as defined by federal securities laws. In some cases, readers can identify the forward-looking statements by the use of words such as “may,” “ will,” “should,” “could,” “expect,” “plan,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative or other variations of these words, or other comparable words or phrases. These statements may address issues that involve estimates and assumptions made by management, risks and uncertainties, and actual results could differ materially from historical results or those anticipated by such statements. Factors that could have a material adverse effect on the Bank’s operations and future prospects include, but are not limited to, changes in: interest rates; general and local economic conditions; the legislative/regulatory climate; monetary and fiscal policies of the U.S. government, including policies of the U.S. Treasury and the Federal Reserve Board; the quality or composition of loan or investment portfolios; demand for loan products; deposit flows; competition; demand for financial services in our market area and accounting principles, policies and guidelines. These risks and uncertainties should be considered in evaluating the forward-looking statements contained herein, and readers are cautioned not to place undue reliance on such statements, which speak only as of the date of this report.

3

PART I—FINANCIAL INFORMATION

Item 1—FINANCIAL STATEMENTS

PATRICK HENRY NATIONAL BANK

STATEMENTS OF CONDITION

(Dollars in Thousands)

	September 30, 2006 (Unaudited)	December 31, 2005
ASSETS
Interest-Bearing Deposits in Other Financial Institutions	$18,801	$22,465
Investment Securities
U. S. Agency Securities	87,175	93,652
Federal Funds Sold	25,000	26,600
Loans	243,849	232,377
Less: Unearned Income	(719)	(644)
Allowance for Loan Losses	(2,578)	(2,473)

Net Loans	240,552	229,260

Earning Assets	371,528	371,977

Cash and Due From Banks	11,869	13,593
Bank Premises and Equipment	4,731	4,899
Real Estate Owned Other Than Bank Premises	2,780	2,265
Investment in Associated Companies	769	769
Other Assets	4,602	4,020

TOTAL ASSETS	$396,279	$397,523

LIABILITIES
Deposits
LIFETIME FREE CHECKING	$59,775	$70,458
Interest-Bearing Demand	43,835	60,019
Regular Passbook Savings	57,687	58,031
Time Deposits
Certificates of Deposit $100,000 or More	47,357	40,129
Other	160,731	143,249

Total Deposits	369,385	371,886
Notes issued to the U. S. Treasury	1,541	948
Other Liabilities	724	839

TOTAL LIABILITIES	371,650	373,673

SHAREHOLDERS’ EQUITY
Common Stock, Par Value $1.25 Per Share, Authorized 10,000,000 Shares; 2,800,122 Outstanding in 2006 and 2005	3,500	3,500
Surplus	13,879	13,879
Undivided Profits	7,250	6,471

TOTAL SHAREHOLDERS’ EQUITY	24,629	23,850

TOTAL LIABILITIES AND SHAREHOLDERS EQUITY	$396,279	$397,523

See accompanying notes to unaudited financial statements.

4

PATRICK HENRY NATIONAL BANK

STATEMENTS OF INCOME

	Nine Months Ended September 30,		Three Months Ended September 30,
	2006	2005	2006	2005
	(Unaudited)		(Unaudited)
INTEREST INCOME
Interest and Fees on Loans
Taxable	$10,065	$8,846	$3,470	$2,953
Non-Taxable	932	609	337	221
Interest on Deposits in Other Financial Institutions	671	567	227	206
Interest on Federal Funds Sold	871	797	314	295
Interest and Dividends on Securities
U. S. Agency Securities	2,616	2,320	912	777
Obligations of States and Political Subdivisions	—	22	—	5

TOTAL INTEREST INCOME	15,155	13,161	5,260	4,457

INTEREST EXPENSE
Interest on Time Deposits $100,000 or More	1,535	1,186	565	452
Interest on Other Deposits	6,072	4,885	2,159	1,717
Interest on Notes Issued to the U. S. Treasury	14	7	6	3

TOTAL INTEREST EXPENSE	7,621	6,078	2,730	2,172

NET INTEREST INCOME	7,534	7,083	2,530	2,285
Provision for Loan Losses	135	180	45	60

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	7,399	6,903	2,485	2,225

NON-INTEREST INCOME
Service Charges, Commissions and Fees	706	758	234	256
Other Non-Interest Income	167	131	89	38

TOTAL NON-INTEREST INCOME	873	889	323	294

NON-INTEREST EXPENSE
Salaries and Employee Benefits	3,252	3,237	1,112	1,087
Occupancy Expense (Net)	832	799	283	274
Operations Center Expense	1,306	1,226	439	415
Other Non-Interest Expense	788	598	280	195

TOTAL NON-INTEREST EXPENSE	6,178	5,860	2,114	1,971

INCOME BEFORE INCOME TAXES	2,094	1,932	694	548
Income Tax Expense	390	440	120	110

NET INCOME	$1,704	$1,492	$574	$438

EARNINGS PER COMMON SHARE:
Basic and Diluted	$0.61	$0.53	$0.20	$0.16

Weighted Average Shares Outstanding	2,800,122	2,800,122	2,800,122	2,800,122
Cash Dividends Per Common Share	$0.33	$0.33	$0.11	$0.11

See accompanying notes to unaudited financial statements.

5

PATRICK HENRY NATIONAL BANK

STATEMENTS OF CASH FLOWS

(Dollars in Thousands)

	Nine Months Ended September 30,
	2006	2005
	(Unaudited)
Cash Flows From Operating Activities
Net Income	$1,704	$1,492
Adjustments to reconcile net income to net cash provided by operating activities
Provision for Loan Losses	135	180
Depreciation of Bank Premises and Equipment	260	257
Increase (Decrease) in Unearned Income	75	5
(Increase) Decrease in Other Assets	(582)	(204)
Increase (Decrease) in Other Liabilities	(115)	196

Net Cash From Operating Activities	1,477	1,926

Cash Flows From Investing Activities
Proceeds from Maturity of Interest Bearing Balances	15,347	14,744
Purchase of Interest Bearing Balances	(11,683)	(13,060)
Payments on Investment Securities	19,977	12,865
Purchase of Investment Securities	(13,500)	(28,500)
Purchase of Bank Premises and Equipment	(92)	(117)
Net (Increase) Decrease in Short-Term Loans Outstanding, Net	(908)	(6,283)
Longer-Term Loans Originated or Purchased	(26,509)	(30,723)
Principal Collected on Longer-Term Loans	15,915	22,474
(Increase) Decrease in Other Real Estate	(515)	107

Net Cash From Investing Activities	(1,968)	(28,493)

Cash Flows from Financing Activities
Increase in Demand and Savings Accounts	(27,211)	(6,294)
Proceeds from Sale of Time Deposits	92,085	95,122
Payments for Matured Time Deposits	(67,375)	(83,615)
Payment of Cash Dividends	(925)	(924)
Net Increase (Decrease) in Notes issued to the U. S. Treasury	593	87

Net Cash From Financing Activities	(2,833)	4,376

Net Decrease in Cash and Cash Equivalents	(3,324)	(22,191)
Cash and Cash Equivalents at Beginning of Year	40,193	69,717

Cash and Cash Equivalents at End of Period	$36,869	$47,526

Cash and Cash Equivalents Include:
Cash and Due From Banks	$11,869	$13,026
Federal Funds Sold	25,000	34,500

Total Cash and Cash Equivalents at Period End	$36,869	$47,526

Supplementary Data:
Cash Paid for Interest	$4,856	$5,851
Cash Paid for Taxes	390	440

See accompanying notes to unaudited financial statements.

6

PATRICK HENRY NATIONAL BANK

STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY

(Dollars in Thousands)

	Common Stock			Undivided Profits
	Shares	Par Value	Surplus
Balances, December 31, 2005	2,800,122	$3,500	$13,879	$6,471
Net Income	—	—	—	1,704
Cash Dividends	—	—	—	(925)

Balances, September 30, 2006 (Unaudited)	2,800,122	$3,500	$13,879	$7,250

Notes To Unaudited Financial Statements

The unaudited interim financial statements of the Bank are prepared in conformity with accounting principles generally accepted in the United States of America and the instructions to Securities and Exchange Commission’s Form 10-Q. In the opinion of management, all adjustments (consisting only of normal recurring adjustments) necessary for a fair presentation of the financial position and results of operations for the periods presented have been included. The financial statements should be read in conjunction with the financial statements and notes contained in the Bank’s Annual Report on Form 10-KSB for the year ended December 31, 2005. The results for the six months ended September 30, 2006 are not necessarily indicative of the results for the entire fiscal year ending December 31, 2005.

Certain reclassifications have been made to the prior year financial statements to conform to the 2006 presentation. These reclassifications had no effect on previously reported net income.

NOTE 1—INVESTMENT SECURITIES

(Dollars in Thousands)

The Bank has the ability and intent to carry the investments noted with an unrealized loss to the final maturity of the instrument and considers these investments not other-than-temporarily impaired.

The following table sets forth a summary of the investment securities portfolio as of the periods indicated:

September 30, 2006 (Unaudited)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Market Value
U S Agency Securities	$87,175	$23	$894	$86,304

Total Securities	$87,175	$23	$894	$86,304

December 31, 2005
U S Agency Securities	$93,652	$21	$1,189	$92,484

Total Securities	$93,652	$21	$1,189	$92,484

7

Note 2—LOANS

(Dollars in Thousands)

The composition of the loan portfolio by dollar amount is shown in the table below:

	September 30, 2006 (Unaudited)	December 31, 2005
Secured by real estate
Construction Loans	$8,720	$8,870
Secured by farmland (including farm residential and other improvements)	2,173	2,219
Secured by 1-4 family residential properties	44,744	39,980
Secured by multi-family residential properties	7,861	13,178
Secured by non-farm residential property	100,663	91,454
Loans to finance agricultural production and other loans to farmers	847	829
Commercial and industrial loans	30,065	31,344
Loans to individuals for household, family and other personal expenditures	9,331	9,790
Obligations (other than securities) of states and political subdivisions	39,445	34,713
Less: Unearned Income	(719)	(644)

Total loans and leases	$243,130	$231,733

Note 3—ALLOWANCE FOR LOAN LOSSES

(Dollars in Thousands)

The allowance for loan losses is an estimate of losses inherent in the loan portfolio as determined by management taking into consideration historical loan loss experience, diversification of the loan portfolio, amounts of secured and unsecured loans, banking industry standards and averages, and general economic conditions. Ultimate losses may vary from current estimates. These estimates are reviewed periodically and as adjustments become necessary, they are reported in earnings in the periods which they become reasonably estimable.

The following table summarizes the activity in the allowance for loan losses in the periods presented:

	September 30, 2006 (Unaudited)	December 31, 2005
Balance Beginning of Period	$2,473	$2,404
Provision for Loan Losses	135	240
Charge-Offs, Net Of (Recoveries):
Real Estate Loans	17	(33)
Installment Loans	13	57
Commercial Loans	—	147

Total Net Loan Losses	30	171
Balance	$2,578	$2,473

Note 4—NONPERFORMING ASSETS AND DELINQUENT LOANS

(Dollars in Thousands)

	September 30, 2006 (Unaudited)	December 31, 2005
Nonaccrual Loans
Real Estate	$2,982	$2,875
Installment	3	38
Commercial	—	658

Total Nonaccrual Loans	2,985	3,571
Foreclosed Properties	2,780	2,265

Total Nonperforming Assets	$5,765	$5,836

Loans 90 Days or More Past Due and Still Accruing
Real Estate	$—	$—
Installment	13	—
Commercial	—	31

Total Loans 90 Days or More Past Due	$13	$31

8

Item 2—MANAGEMENT’S DISCUSSION AND ANALYSIS

The Bank

Incorporated in 1976 as a national banking association with its main office in Bassett, Virginia, the Bank operates under a national charter and provides full banking services. As a national bank, the Bank is subject to regulation by the Comptroller of the Currency, the Federal Deposit Insurance Corporation and the Board of Governors of the Federal Reserve System. The Bank generates commercial (including agricultural), mortgage and consumer loans and receives deposits from customers located primarily in Henry and Patrick Counties and the City of Martinsville in Virginia and Randolph County, Rockingham County an the City of Greensboro in North Carolina, with all offices operating under the name “Patrick Henry National Bank.” At September 30, 2006, the Bank had $396 million in assets, $241 million in net loans, $369 million in deposits and $25 million in total shareholders’ equity.

Proposed Reorganization and Merger

On July 28, 2006, the Bank entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Blue Ridge Bank, N.A., Central National Bank, Community National Bank, First National Bank, First National Exchange Bank, Mountain National Bank, Patriot Bank, National Association, Peoples National Bank, Shenandoah National Bank (together with the Bank, the “Banks”) and Carter Bank & Trust, a new Virginia chartered bank that will be headquartered in Martinsville, Virginia. The Merger Agreement sets forth the terms and conditions pursuant to which the Banks will reorganize by merging into Carter Bank & Trust (the “Merger”).

All officers and employees of the existing Banks will remain unchanged as a result of the Merger. Worth Harris Carter, Jr. is currently Chairman of the Board and President of each of the Banks and will serve as Chairman of the Board and President of Carter Bank & Trust. Under the terms of the Merger Agreement, shareholders of each of the Banks will receive a certain number of shares in Carter Bank & Trust in exchange for each share held in the existing Banks as follows: each share of Blue Ridge Bank: 2.474 shares; each share of Central National Bank: 5.470 shares; each share of Community National Bank: 4.350 shares; each share of First National Bank: 1.613 shares; each share of First National Exchange Bank: 4.509 shares; each share of Mountain National Bank: 3.981 shares; each share of Patrick Henry National Bank: 1.112 shares; each share of Patriot Bank: 5.775 shares; each share of Peoples National Bank: 1.945 shares; and each share of Shenandoah National Bank: 3.461 shares.

Consummation of the Merger is subject to a number of customary conditions including (i) the approval of the Merger by the shareholders of each of the Banks and Carter Bank & Trust and (ii) the receipt of all required regulatory approvals, including approval by the Virginia State Corporation Commission and the Federal Deposit Insurance Corporation. The Merger is expected to be completed in the fourth quarter of 2006 and will be accounted for using the purchase method of accounting.

Critical Accounting Policies

The accounting and reporting policies of the Bank conform to generally accepted accounting principles (GAAP) in the United States of America and to general practices within the banking industry. The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. We believe the most significant of these estimates involves the allowance for loan losses because of its potential impact on our overall performance. We have described our policies in this area below. A summary of the Bank’s significant accounting policies can be found in the Notes to Financial Statements included in the Bank’s 2005 Annual Report on Form 10-K.

9

In general, determining the amount of the allowance for loan losses requires significant judgment and the use of estimates by management allowing for losses inherent to the loan portfolio. The Bank maintains an allowance for loan losses to absorb probable losses in the loan portfolio based on a quarterly analysis of the portfolio. This analysis determines an appropriate level of the allowance for loan losses by considering factors affecting loan losses, including specific losses, levels and trends in impaired and non-performing loans, historical loan loss experience, current economic conditions, volume, growth and composition of the portfolio, and other relevant factors. The Bank records a provision for loan losses to maintain the allowance at an adequate level. The provision expense could increase or decrease each quarter based upon the results of management’s formal analysis.

The amount of the allowance represents management’s estimate of expected losses from existing loans based upon specific allocations for individual lending relationships and historical loss experience. The allowance for loan losses related to impaired loans is based on discounted cash flows using the loan’s initial effective interest rate or the fair value of the collateral for certain collateral dependent loans. This evaluation requires management to make estimates of the amounts and timing of future cash flows on impaired loans, which consists primarily of non-accrual and restructured loans. Actual losses for these loans can vary significantly from these estimates.

Investment securities are stated at cost, adjusted for amortization of premiums and accretion of discounts, and computed by the interest method. The Bank has positive intent and ability to hold these securities until maturity. Gains and losses on sales, if any, of securities are based upon the adjusted cost of the specific securities sold. If any of the securities are not held to maturity, the classification of the entire portfolio could change to available for sale. This could require fair value accounting for not just the tainted securities but the entire portfolio, and possibly, the recognition of unrealized losses as other than temporary in the income statement.

Real estate properties acquired through or in lieu of loan foreclosure are initially recorded at the lower of the Bank’s carrying amount or fair value less estimated selling cost at the date of foreclosure. Any write-downs based on the asset’s fair value at the date of acquisition are charged to the allowance for loan losses. After foreclosure, these assets are carried at the lower of their new cost basis or fair value less cost to sell. Costs of significant property improvements are capitalized, whereas costs relating to holding property are expensed. The portion of interest costs relating to development of real estate is capitalized. Valuations are periodically performed by management, and any write-downs are recorded as a charge to operations, if necessary, to reduce the carrying value of a property to the lower of its carrying value or fair value less cost to sell. The fair value of other real estate owned, including related selling costs, is an estimate that may change in the near term. If estimates change that decrease the expected fair value of the property, the recognition of this loss is reflected in the income statement for the period the estimate changes.

Overview

Net Income for the first nine months of 2006 equaled $1,704,000, or $0.61 per share, compared to $1,492,000, or $0.33 per share , for 2005. On an annualized basis, this represents a return on average assets of 0.58% and return on average equity of 9% compared to 0.52% and 9%, respectively, for the same period last year.

The Bank has reduced its investments in interest-bearing deposits, U. S. Agency Securities and Fed Funds sold. Loans increased $11.5 million when compared to December 31, 2005. The changes in asset allocation have had a positive impact on earnings. Because of these changes, the Bank has experienced an increase in net interest income of $751,000 or 11% when compared with the prior year. Net income increased $212,000 or 14% over the prior year. As interest rates continue to rise, the Bank expects net interest margins to widen and earnings to increase.

Total Liabilities at September 30, 2006 were $371,650,000, down from $373,673,000 at December 31, 2005. This was mainly due to a decrease in deposits.

Total Shareholders’ Equity at September 30, 2006 was $24,629,000. At December 31, 2005, total Shareholders’ Equity was $23,850,000.

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Results of Operations

Net Interest Income. Net Interest Income increased $751,000 or 11%, when compared to the same period last year. Net Interest Income is our largest source of revenue; however, it continues to be impacted by low interest rates. As interest rates continue to increase, we expect net interest margins to wide and earnings to increase.

The following table details the average balances and cost and yield data for the earning assets and interest-bearing liabilities:

	For the Nine Months Ended
	September 30, 2006			September 30, 2005
	(Unaudited)
Asset/Liability	Average Balance	Income/ Expense	Yield/ Cost	Average Balance	Income/ Expense	Yield/ Cost	Increase (Decrease)
Real Estate Loans	$163,485	$7,193	5.87%	$149,355	$6,453	5.76%	$740
Installment Loans	8,924	659	9.85%	8,857	648	9.75%	11
Commercial Loans	69,256	3,145	6.05%	57,449	2,354	5.46%	791

Total Loans-Net of Unearned Income	241,665	10,997	6.07%	215,661	9,455	5.85%	1,542

Interest-Bearing Deposits in Other Financial Institutions	18,653	671	4.80%	23,898	567	3.16%	104

Investment Securities	86,688	2,616	4.02%	87,958	2,342	3.55%	274

Federal Funds Sold	23,569	871	4.93%	32,800	797	3.24%	74

Total Earning Assets	$370,575	$15,155	5.45%	$360,317	$13,161	4.87%	$1,994

Interest-Bearing Transaction Accounts	$37,178	$579	2.08%	$38,691	$328	1.13%	$251
Savings Deposits (Including MMDAs)	67,027	958	1.91%	76,758	1,072	1.86%	(114)

Certificates of Deposit Over $100,000	45,779	1,535	4.47%	38,259	1,186	4.13%	349
Other Certificates of Deposits	155,005	4,535	3.90%	142,564	3,485	3.26%	1,050

Total Deposits	304,989	7,607	3.33%	296,272	6,071	2.73%	1,536

Notes issued to the U. S. Treasury	512	14	3.65%	395	7	2.36%	7

Total Interest-Bearing Liabilities	$305,501	$7,621	3.33%	$296,667	$6,078	2.73%	$1,543

Net Interest Income		$7,534	2.71%		$7,083	2.62%	$451

Total Non-Interest Expense increased $318,000 or 5%. As a result net income increased $212,000 or 14%, when compared with the prior year.

Allowance and Provision for Loan Losses. The Allowance for Loan Losses represents management’s estimation of the amount necessary to absorb future losses in the loan portfolio. On the Statement of Condition, the Allowance for Loan Losses is deducted from Total Loans so that the net amount shown represents the estimated realizable total loans. The Provision for Loan Losses is the amount charged to expense to maintain the Allowance at an adequate level.

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The Allowance for Loan Losses was $2,578,000, or 1.06% of total loans outstanding, at September 30, 2006. In the view of management, the Allowance for Loan Losses is adequate to meet the loss contingency based on experience factors and a review of the loan portfolio.

The Provision for Loan Loss was $135,000 for the nine months ended September 30, 2006, and $180,000 for the same period in 2005. See Note 3—Allowance For Loan Losses—and Note 4—Nonperforming Assets and Delinquent Loans—to the financial statements for additional information.

Non-Interest Income. Non-Interest Income decreased $16,000 for the nine month period ended September 30, 2006, compared to the same period of 2005. The largest source of Non-Interest Income is Services Charges, Commissions and Fees, which decreased from $758,000 at September 30, 2005 to $706,000 at September 30, 2006.

Non-Interest Expense. Non-Interest Expense increased $318,000 at September 30, 2006, compared to the same period of 2005.

Income Taxes. Income tax expense was $390,000 in the third quarter of 2006, as compared to $440,000 in 2005. The effective income tax rate increased between the periods due to increased income.

Analysis of Financial Condition

Investments. U. S. Agency Securities investments have decreased $6.5 million compared to December 31, 2005. Funds from maturing U. S. Agency Securities and monies from Federal Funds Sold were invested in loans.

Loans. Loans increased $11.5 million, or 5%, compared to December 31, 2005. The increase took place primarily in the real estate segment of the portfolio. Real estate secured loans made up approximately 68% of net loans at September 30, 2006.

Non-Performing Assets and Impaired Loans. Non-performing assets, which consist of nonaccrual loans and foreclosed properties, were $5,765,000 at September 30, 2006 and $5,836,000 at December 31, 2005. Nonaccrual Loans equaled $2,985,000 at September 30, 2006 and $3,571,000 at December 31, 2005. Foreclosed Properties equaled $2,780,000 at September 30, 2006 and $2,265,000 at December 31, 2005.

Nonaccrual loans are those loans contractually past due 90 days or more on which no interest is being accrued. Other real estate owned consists of real estate acquired through foreclosure. These properties are reviewed quarterly and reduced to an estimated realizable value at that time.

Deposits. Total deposits have decreased $2.5 million, or 0.7%, compared to December 31, 2005. Increases occurred in Certificates of Deposit and decreases occurred in all other categories.

Capital. The federal regulatory agencies use risk-based capital ratios to analyze the adequacy of a bank’s capital. These ratios weigh bank assets from 0% to 100%, depending upon the risks inherent in each type of asset. The Bank continues to meet all requirements for a well-capitalized bank as defined by the regulatory agencies.

The Following table presents the key risk-based capital ratios for the periods indicated:

	September 30, 2006	December 31, 2005
Tier 1 Ratio	10.30%	10.16%
Total Risk-Based Capital Ratio	11.38%	11.22%
Leverage Ratio	6.30%	6.22%

Shareholders’ Equity was $24,629,000 at September 30, 2006 compared to $23,850,000 at December 31, 2005.

Liquidity. Liquidity is our ability to fund both loans and investments in the normal course of business and to provide adequate protection for unexpected deposit withdrawals or other demands for funds without incurring a

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significant negative impact on profitability. Our primary source of day-to-day liquidity lies in the combination of cash, deposit balances, checks in process of collection, deposit growth and federal funds sold. Federal funds are excess funds that are sold to other banks, generally on a one-day basis. Normal funds from the repayment of loans and investments augment these funds.

Our secondary source of liquidity lies in our investments and deposits in other financial institutions. While our investments are categorized as held-to-maturity, they consist primarily of short-term U S Agency Securities that are readily marketable. The majority of our investment securities mature in five years or less. Interest-bearing deposits in other financial institutions generally mature in two years or less and the volume of this investment decreased for the first nine months.

Off-Balance Sheet Arrangements. Commitments to extend credit, which amounted to $2,782,000 at September 30, 2006 and $5,582,000 at December 31, 2005, respectively, represent agreements to lend to customers with fixed expiration dates or other termination clauses. Since many of the commitments are expected to expire without being funded, the total commitment amounts do not necessarily represent future liquidity requirements. Standby letters of credit are conditional commitments issued by the Bank guaranteeing the performance of a customer to a third party. Those guarantees are primarily issued to support public and private borrowing arrangements. The Bank had outstanding letters of credit in the amount of $97,000 at September 30, 2006 and $560,000 at December 31, 2005.

Recent Accounting Pronouncements. In June 2005, the FASB issued Statement No. 154, “Accounting Changes and Error Corrections”, which replaces APB Opinion No. 20, “Accounting Changes” and FASB Statement No. 3, “Reporting Accounting Changes in Interim Financial Statements.” Statement No., 154 requires that a voluntary change in accounting principle be applied retrospectively with all prior period financial statements presented on the new accounting principle. Statement No. 154 also requires that a change in method of depreciating or amortizing a long-lived non-financial asset be accounted for prospectively as a change in estimate, and correction of errors in previously issued financial statements should be termed a “restatement.” Statement No. 154 is effective for accounting changes and correction of errors made in fiscal years beginning after December 15, 2005. Management does not expect this accounting pronouncement to have a material impact on the financial statements.

Item 3—QUANTITATIVE AND QUALITATIVE DISCLOSURE ABOUT MARKET RISK

Interest Sensitivity Analysis. The frequency with which interest rates on earning assets and interest bearing liabilities change has a significant impact on net interest income. The following table presents the anticipated changes based on the contractual maturity of eachinstrument. Expected maturities may differ from contractual maturities as both borrowers and depositors may have the right to call or prepay obligations with or without call or prepayment penalties.

(Dollars in thousands)	Within One Year	One to Five Years	Over Five Years	Total
Uses of Funds
Interest-Bearing Deposits in Other Financial Institutions	$18,801	$—	$—	$18,801
Investment Securities	30,178	56,997		87,175
Federal Funds Sold	25,000			25,000
Total Loans	67,307	86,961	89,581	243,849

Total Earning Assets	141,286	143,958	89,581	374,825

Deposits
Interest-Bearing Demand	$43,835	$—	$—	$43,835
Regular Passbook Savings	57,687	—	—	57,687
Time Deposits
Certificates of Deposit Over $100,000	26,317	21,040	—	47,357
Other	90,836	69,895	—	160,731

Total Deposits	218,675	90,935	—	309,610
Notes issued to the U. S. Treasury	1,541	—	—	1,541

Total Interest-Bearing Liabilities	220,216	90,935	—	311,151

Maturity/Rate Sensitivity Gap Per Period	$(78,930)	$53,023	$89,581	$63,674
Cummulative Maturity/Rate Sensitivity Gap	$(78,930)	$(25,907)	$63,674

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Item 4—CONTROLS AND PROCEDURES

The Bank maintains a system of disclosure controls and procedures that is designed to ensure that material information is accumulated and communicated to management, including the Bank’s president (who is the Bank’s principal executive officer and principal financial officer), as appropriate to allow timely decisions regarding required disclosure. As required, management, with the participation of the Bank’s president, evaluated the effectiveness of the design and operation of the Bank’s disclosure controls and procedures as of the end of the period covered by this report. Based on this evaluation, the Bank’s president concluded that the Bank’s disclosure controls and procedures were operating effectively to ensure that information required to be disclosed by the Bank in reports that it files or submits under the Securities Exchange Act of 1934, as amended, is recorded, processed, summarized, and reported within the time periods specified in the rules and forms of the SEC.

Because of the inherent limitations in all control systems, no evaluation of controls can provide absolute assurance that the Bank’s disclosure controls and procedures will detect or uncover every situation involving the failure of persons within the Bank to disclose material information otherwise required to be set forth in the Bank’s periodic reports.

The Bank’s management is also responsible for establishing and maintaining adequate internal control over financial reporting to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. There were no changes in the Bank’s internal control over financial reporting during the Bank’s quarter ended September 30, 2006 that have materially affected, or are reasonably likely to materially affect, the Bank’s internal control over financial reporting.

PART II—OTHER INFORMATION

Item 1—LEGAL PROCEEDINGS.

There are no material pending legal proceedings to which the Bank is a party or to which the property of the Bank is subject.

Item 1A—RISK FACTORS.

There have been no material changes in the risk factors faced by Patrick Henry National Bank from those disclosed in Patrick Henry National Bank’s Annual Report to Shareholders for the year ended December 31, 2005.

Item 2—UNREGISTERED SALES OF EQUITY SECURITIES AND USE OF PROCEEDS.

None.

Item 3—DEFAULTS UPON SENIOR SECURITIES.

None.

Item 4—SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

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Item 5—OTHER INFORMATION

None.

Item 6—EXHIBITS AND REPORTS ON FORM 8-K

Exhibits:

2.1	Agreement and Plan of Merger, dated as of July 28, 2006, by and among Blue Ridge Bank, N.A., Central National Bank, Community National Bank, First National Bank, First National Exchange Bank, Mountain National Bank, Patrick Henry National Bank, Patriot Bank, National Association, Peoples National Bank, Shenandoah National Bank and Carter Bank & Trust (incorporated by reference to Exhibit 2.1 to Form 8-K filed with the Office of the Comptroller of the Currency on July 31, 2006).

3.1	Articles of Association (filed with the Office of the Comptroller of the Currency prior to the opening of the Bank)

3.2	Amended and Restated Bylaws (as amended and restated through February 17, 2005) (incorporated by reference to Exhibit 3.2 to Form 8-K filed with the Office of the Comptroller of the Currency on February 23, 2005)

31	Certification by principal executive officer and principal financial officer pursuant to Rule 13a-14(a)

32	Certification of principal executive officer and principal financial officer pursuant to 18 U.S.C. § 1350

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SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PATRICK HENRY NATIONAL BANK

Date: November 13, 2006
Worth Harris Carter, Jr.
Chairman of the Board and President
(principal executive officer, principal financial officer and principal accounting officer)

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Exhibit 31

CERTIFICATION

I, Worth Harris Carter, Jr., certify that:

1.	I have reviewed this annual report on Form 10-Q of Patrick Henry National Bank;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.	Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.	I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and have:

(a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under my supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to me by others within those entities, particularly during the period in which this report is being prepared;

(b) Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report my conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(c) Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter (the registrant’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.	I have disclosed, based on my most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

(a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

(b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date: November 13, 2006
Worth Harris Carter, Jr.
Chairman of the Board and President
(principal executive officer, principal financial officer and principal accounting officer)

17

Exhibit 32

CERTIFICATION OF

PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER

Pursuant to § 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350)

The undersigned, as the principal executive officer and principal financial officer of Patrick Henry National Bank, certifies that, to the best of his knowledge and belief, the Annual Report on Form 10-Q for the period ended September 30, 2006, which accompanies this certification fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of Patrick Henry National Bank at the dates and for the periods indicated. The foregoing certification is made pursuant to § 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350) and shall not be relied upon for any other purpose. The undersigned expressly disclaims any obligation to update the foregoing certification except as required by law.

Date: November 13, 2006
Worth Harris Carter, Jr.
Chairman of the Board and President
(principal executive officer, principal financial officer and principal accounting officer)

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Annex Y

OFFICE OF THE COMPTROLLER OF THE CURRENCY

WASHINGTON, D.C. 20552

FORM 10-KSB

☒	ANNUAL REPORT UNDER SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the fiscal year ended December 31, 2005

OR

☐	TRANSITION REPORT UNDER SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Commission File Number: n/a

PATRIOT BANK, NATIONAL ASSOCIATION

(Name of small business issuer in its charter)

National Bank	54-1801538
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1204 Bragg Road Fredericksburg, VA	22407
(Address of principal executive offices)	(Zip Code)

Issuer’s telephone number: (540) 786-9815

Securities registered under Section 12(b) of the Exchange Act: None

Securities registered under Section 12(g) of the Exchange Act: None

Check whether the issuer is not required to file reports pursuant to Section 13 or 15(d) of the Exchange Act.    Yes  ☐    No  ☒

Check whether the issuer (1) filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.    Yes  ☒    No  ☐

Check if there is no disclosure of delinquent filers in response to Item 405 of Regulation S-B contained in this form, and no disclosure will be contained, to the best of registrant’s knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-KSB or any amendment to this Form 10-KSB.    ☒

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).    Yes  ☐    No  ☒

The issuer’s revenues for the fiscal year ended December 31, 2005 were $12,378,000.

The aggregate market value of the issuer’s common stock held by nonaffiliates as of March 16, 2006 was $19,916,000.

As of March 16, 2006, there were issued and outstanding 474,132 shares of the issuer’s common stock.

DOCUMENTS INCORPORATED BY REFERENCE

Portions of the 2005 Annual Report to Shareholders are incorporated by reference in Part II of this report, which is attached hereto as Exhibit 13.

Transitional Small Business Disclosure Format:    Yes  ☐    No  ☒

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Patriot Bank, National Association

2005 ANNUAL REPORT ON FORM 10-KSB

2

FORWARD–LOOKING STATEMENTS

This report contains statements concerning the Bank’s expectations, plans, objectives, future financial performance and other statements that are not historical facts. These statements may constitute “forward-looking statements” as defined by federal securities laws. In some cases, readers can identify the forward-looking statements by the use of words such as “may,” “ will,” “should,” “could,” “expect,” “plan,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative or other variations of these words, or other comparable words or phrases. These statements may address issues that involve estimates and assumptions made by management, risks and uncertainties, and actual results could differ materially from historical results or those anticipated by such statements. Factors that could have a material adverse effect on the Bank’s operations and future prospects include, but are not limited to, changes in: interest rates; general and local economic conditions; the legislative/regulatory climate; monetary and fiscal policies of the U.S. government, including policies of the U.S. Treasury and the Federal Reserve Board; the quality or composition of loan or investment portfolios; demand for loan products; deposit flows; competition; demand for financial services in our market area and accounting principles, policies and guidelines. These risks and uncertainties should be considered in evaluating the forward-looking statements contained herein, and readers are cautioned not to place undue reliance on such statements, which speak only as of the date of this report.

PART I

Item 1 - DESCRIPTION OF BUSINESS

General

The Bank opened for business as a National Banking Association on July 1, 1996 and was created through the spin-off of the assets, liabilities and related capital of four offices located in the Fredericksburg area from Peoples National Bank, Danville, Virginia. At December 31, 2005, the Bank had 115 full-time and 16 part-time employees, $254 million in assets, $158 million in net loans, $233 million in deposits and $20 million in total shareholders’ equity.

The Bank is a full service community bank that provides an array of financial products and services to its customers, including a variety of interest-bearing and non-interest bearing demand deposit accounts; savings and money market accounts; certificates of deposit; commercial, installment, and real estate mortgage loans (commercial and residential); and safe deposit rental facilities. The Bank also sells travelers checks, money orders and cashier’s checks.

Market Area

The Bank’s primary service area currently consists of Abemarle, Stafford, Spotsylvania, and Prince William Counties and the cities of Fredericksburg, Charlottesville and Manassas. The Bank expanded into Culpeper County with the opening of a new office in Culpeper, Virginia. The Bank conducts a general commercial banking business in its service area, and focuses on serving the banking needs of small-to-medium sized businesses, professional concerns and individuals.

Goals and Strategy

The Bank’s goal is to become a leading financial institution in its market area by opening new offices and providing a full array of banking services. Management believes that the on-going consolidation of the banking industry has created an opportunity for community-based lenders like the Bank that emphasize retail lending and superior customer service. The Bank’s business strategy is to target individuals, businesses and professionals in the area for loans, deposits, and other financial services and to explore selected opportunities to establish branches in areas that demographically compliment the Bank’s existing customer base.

Deposits and Loan Products

The Bank offers a full range of deposit services including LIFETIME FREE CHECKING, NOW accounts, savings accounts, retirement accounts and other deposits of various types, ranging from money market accounts to longer-term certificates of deposit. The transaction accounts and time certificates are tailored to the Bank’s principal market at competitive rates. All deposit accounts are insured by the Federal Deposit Insurance Corporation (“FDIC”) up to the maximum amount allowed by law (generally $100,000 per depositor subject to aggregation rules). The Bank solicits these accounts from individuals, businesses, associations, organizations, and governmental entities.

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The Bank also offers a full range of commercial and personal loans. Commercial loans include both secured and unsecured loans. Consumer loans include secured and unsecured loans for financing automobiles, home improvements, education and personal investments. The Bank also makes real estate construction and acquisition loans and originates and holds fixed and variable rate mortgage loans.

The Bank’s lending activities are subject to a variety of lending limits imposed by federal law. While differing limits apply in certain circumstances based on the type of loan or the nature of the borrower (including the borrower’s relationship to the Bank), in general the Bank is subject to a loan-to-one borrower limit of an amount equal to 15% of the Bank’s unimpaired capital and surplus. The Bank may not make loans to any director, officer, employee or 10% shareholder of the Bank unless the loan is approved by the Board of Directors and is made on terms not more favorable than are made available to a person not affiliated with the Bank.

Other bank services include travelers checks, direct deposit of payroll and social security checks, and automated drafts for various accounts. The Bank has no current plans to exercise trust powers.

Bank Lending Practices

The Bank’s lending efforts are directed to making loans to individuals and businesses in its market area. The Bank has both purchased and sold participation loans with other banks in the past and may do so in the future. The Bank believes that its lending and credit policies are conservative.

The Bank’s primary lending program has been the origination of loans secured by real estate. The Bank evaluates both the borrower’s ability to make principal and interest payments and the value of the property that will secure the loan.

Residential mortgage loans generally are made on the basis of the borrower’s ability to make repayment from employment and other income and are secured by real estate that can be readily valued. The Bank offers both adjustable-rate and fixed-rate loans.

In contrast, commercial real estate loans typically are made on the basis of the borrower’s ability to make repayment from cash flow from its business and are secured by business properties. The Bank’s primary non-residential real estate loan products have rates that are fixed for three to five years and then become adjustable. Commercial loans typically involve larger loan balances concentrated with single borrowers or groups of related borrowers.

The Bank also makes consumer loans, including unsecured personal loans, automobile loans, deposit account loans, installment loans and time loans. The Bank’s primary consideration when making such consumer loans is the customer’s ability to repay the loan. Consumer loans generally warrant higher interest rates and fees, but such loans, particularly unsecured consumer loans, also may entail greater risk than residential mortgage loans. Even when a loan is secured, repossessed collateral for a defaulted consumer loan may not provide an adequate source of repayment. Consumer loan collections are dependent on the borrower’s continuing financial stability, and are more likely to be affected adversely by job loss, divorce, illness, or personal bankruptcy. Various federal and state laws, including bankruptcy and insolvency laws, may limit the amount that can be recovered on such loans and such loans may give rise to claims and defenses by a consumer loan borrower.

The Bank also makes commercial loans to qualified small businesses in its market area. Commercial business loans generally have a higher degree of risk than mortgage loans, but have commensurately higher yields. To manage these risks, the Bank generally secures appropriate collateral and carefully monitors the financial condition of its business borrowers.

Competition

Federal and state legislative changes have significantly increased competition among financial institutions, and current trends toward additional deregulation may be expected to increase competition even further. In its market area, the Bank competes with nationwide, statewide and local banking institutions, credit unions, thrift institutions, money market funds, consumer finance companies, and other financial service organizations. Many of the financial organizations competing with the Bank have greater financial resources than the Bank. Many of these financial organizations also have greater geographic coverage and some offer bank and bank-related services that the Bank does not offer.

Supervision and Regulation

Financial institutions are extensively regulated under federal and state law. Consequently, the growth and earnings performance of the Bank can be affected not only by management decisions and general economic conditions, but also by the statutes administered

4

by, and the regulations and policies of, various governmental regulatory authorities including, but not limited to, the Office of the Comptroller of the Currency (‘OCC”), the Federal Reserve Board (“FRB”), the FDIC, the Internal Revenue Service, federal and state taxing authorities, and the Securities and Exchange Commission. The effect of such statutes, regulations and policies can be significant, and cannot be predicted with a high degree of certainty.

Federal and state laws and regulations generally applicable to financial institutions regulate, among other things, the scope of business, investments, reserves against deposits, capital levels relative to operations, the nature and amount of collateral for loans, the establishment of branches, mergers, consolidations and dividends. The system of supervision and regulation applicable to the Bank establishes a comprehensive framework for their respective operations and is intended primarily for the protection of the FDIC’s deposit insurance funds and the depositors, rather than the shareholders, of the Bank.

The following references to material statutes and regulations affecting the Bank are brief summaries thereof and do not purport to be complete, and are qualified in their entirety by reference to such statutes and regulations. Any change in applicable law or regulations may have a material effect on the business of the Bank.

Finally, the Bank is subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended, including but not limited to, filing annual, quarterly and other current reports with OCC.

Regulatory Capital Requirements

All financial institutions are required to maintain minimum levels of regulatory capital. The OCC has established risk-based and leveraged capital standards for the financial institutions they regulate. The OCC also may impose capital requirements in excess of these standards on a case-by-case basis for various reasons, including financial condition or actual or anticipated growth. Under the risk-based capital requirements, the Bank is required to maintain a minimum ratio of total capital to risk-weighted assets of at least 8%. At least half of the total capital is required to be “Tier 1 capital,” which consists principally of common and certain qualifying preferred shareholders’ equity, less certain intangibles and other adjustments. The remainder, “Tier 2 capital,” consists of a limited amount of subordinated and other qualifying debt (including certain hybrid capital instruments) and a limited amount of the general loan loss reserve.

In addition, the federal regulatory agencies have established a minimum leveraged capital ratio (Tier 1 capital to period end total assets). These guidelines provide for a minimum leveraged capital ratio of 4%. The guidelines also provide that banking organizations experiencing internal growth or making acquisitions will be expected to maintain strong capital positions substantially above the minimum supervisory levels, without significant reliance on intangible assets.

As of December 31, 2005 and 2004, the Bank qualified as a “well-capitalized” institution (see Note 16 to the Financial Statements filed herewith).

Insurance of Accounts, Assessments and Regulation by the FD1C

The Bank is a member of the Bank Insurance Fund (“BIF”) of the FDIC. As a BIF insured institution, the Bank is subject to FDIC rules and regulations as administrator of the BIF. The Bank’s deposits are insured up to $100,000 per insured depositor, as defined by law and regulation. As insurer, the FDIC is authorized to conduct examinations of and to require reporting by BIF institutions. The actual assessment to be paid by each BIF member is based on the institution’s assessment risk classification and whether the institution is considered by its supervisory agency to be financially sound or to have supervisory concerns.

Under the FDIC’s risk-based insurance system, BIF-insured institutions are currently assessed premiums of between zero and twenty seven cents per $100 of eligible deposits, depending on the institution’s capital position and other supervisory facts. Congress has enacted legislation that, among other things, provides for assessments against BIF-insured institutions that will be used to pay certain Financing Corporation (“FICO”) obligations.

The FDIC is authorized to prohibit any BIF-insured institution from engaging in any activity that the FDIC determines by regulation or order to pose a serious threat to the insurance fund. Also, the FDIC may initiate enforcement actions against banks after first giving the institution’s primary regulatory authority an opportunity to take such action. The FDIC may terminate the deposit insurance of any depository institution, including the Bank, if it determines, after a hearing, that the institution has engaged or is engaging in unsafe or unsound practices, is in an unsafe or unsound condition to continue operations, or has violated any applicable law, regulation, order or any condition imposed in writing by the FDIC. It also may suspend deposit insurance temporarily during the hearing process for the permanent termination of insurance, if the institution has no tangible capital. If deposit insurance is

5

terminated, the deposits at the institution at the time of termination, less subsequent withdrawals, shall continue to be insured for a period from six months to two years, as determined by the FDIC. Management is aware of no existing circumstances that could result in termination of the Bank’s deposit insurance.

Other Safety and Soundness Regulations

The federal banking agencies have broad powers under current federal law to take prompt corrective action to resolve problems of insured depository institutions. The extent of these powers depends upon whether the institutions in question are “well capitalized,” “adequately capitalized,” “undercapitalized,” “significantly undercapitalized” or “critically undercapitalized,” as such terms are defined under uniform regulations issued by each of the federal banking agencies.

Community Reinvestment

The requirements of the Community Reinvestment Act (“CRA”) affect the Bank. The CRA imposes on financial institutions an affirmative obligation to help meet the credit needs of their local communities, including low- and moderate-income neighborhoods, consistent with the safe and sound operation of those institutions. Each financial institution’s efforts in helping meet community credit needs currently is evaluated as part of the examination process pursuant to a new regulation recently adopted by the banking regulatory agencies. Under the new regulation a financial institution’s efforts in helping meet its community’s credit needs are evaluated, based on the particular institution’s Total Assets, according to a lending test, a community development test in addition to the lending test, or the three-pronged (lending, investment and service) test, all of which replace the twelve assessment factors used previously. The grade received by a bank is considered in evaluating mergers, acquisitions and applications to open a branch or facility. To the best knowledge of the Bank, it is meeting its obligations under the CRA.

Effect of Governmental Monetary Policies

As with other financial institutions, the earnings of the Bank are affected by general economic conditions as well as by the monetary policies of the Federal Reserve Board. Such policies, which include regulating the national supply of bank reserves and bank credit, can have a major effect upon the source and cost of funds and the rates of return earned on loans and investments. The Federal Reserve System exerts a substantial influence on interest rates and credit conditions, primarily through establishing target rates for federal funds, open market operations in U.S. Government securities, varying the discount rate on member bank borrowings and setting cash reserve requirements against deposits. Changes in monetary policy, including changes in interest rates, will influence the origination of loans, the purchase of investments, the generation of deposits, and rates received on loans and investment securities and paid on deposits. Fluctuations in the Federal Reserve Board’s monetary policies have had a significant impact on the operating results of the Bank and all financial institutions in the past and are expected to continue to do so in the future.

Employees

The Bank employees a total of 115 full-time employees and 16 part-time employees as of December 31, 2005. The Bank believes that its relationship with its employees is good, and no employees are represented by a labor union.

Item 2 - DESCRIPTION OF PROPERTY

The Bank’s main office is located in a two-story building at 1204 Bragg Road, Fredericksburg, Virginia. The Bank also operates 12 additional offices, all of which are located in Virginia. The Bank owns nine offices free and clear of any encumbrances, while the remaining four are held under non-cancellable operating leases. Details regarding these leases are in Footnotes 7 and 17 of the Financial Statements.

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As of December 31, 2005, the Bank operated the offices listed in the table below.

Office	Location		Lease/Own
Stafford Office	2155 Jeff Davis Highway	Stafford, VA 22555	Own
Falmouth Office	175 Warrenton Rd.	Falmouth, VA 22401	Own
Route 208 Office	10407 Courthouse Rd.	Spotsylvania, VA 22553	Own
Route 3 Office	1204 Bragg Rd.	Fredericksburg, VA 22407	Own
Lakeridge Office	12791 Harbor Dr.	Lakeridge, VA 22192	Own
Mathis Avenue Office	9166 Mathis Avenue	Manassas, VA 22110	Own
Route 610 Office	55 Worth Avenue	Stafford, VA 22554	Own
Sudley Road Office	8402 Sudley Road	Manassas, VA 20109	Lease
Nokesville Office	12912 Fitzwater Road	Nokesville, VA 20182	Own
Chatham Heights Office	40 White Oak Road	Fredericksburg, VA 22405	Lease
Gardens Blvd Office	800 Gardens Blvd	Charlottesville, VA 22901	Own
Ivy Office	4430 Ivy Road	Charlottesville, VA 22902	Own
5th Street Office	1113 5th Street	Charlottesville, VA 22903	Own
Culpeper Office	806 Nottingham St.	Culpeper, VA 22701	Own

In addition to these offices, the Bank has a large home in Orange, VA that will be remodeled into an office in the future.

The Bank periodically acquires title to other parcels of real estate through the normal course of its lending activities. No other real estate was held at December 31, 2005 or 2004.

Item 3 - LEGAL PROCEEDINGS

There are no pending material legal proceedings to which the Bank is a part or to which the property of the Bank is subject.

Item 4 - SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

No matters were submitted to a vote of security holders during the fourth quarter of the fiscal year covered by this report.

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EXECUTIVE OFFICERS OF THE REGISTRANT

Name (Age)	Officer Since	Principal Occupation During Past Five Years
Worth Harris Carter, Jr. (68)	1976
		Chairman of the Board of First National Bank since 1976, President since 1986

		Chairman of the Board and President of Patrick Henry National Bank since 1977

		Chairman of the Board of Peoples National Bank since 1976, President since 1981

		Chairman of the Board of Blue Ridge Bank since 1982

		Chairman of the Board and President of Community National Bank since 1985

		Chairman of the Board and President of Mountain National Bank since 1996

		Chairman of the Board and President of Shenandoah National Bank since 1996

		Chairman of the Board and President of Central National Bank since 1996

		Chairman of the Board and President of Patriot Bank since 1996

		Chairman of the Board and President of First National Exchange Bank since 1998

		Chairman of the Board and President of Mortgage Company of Virginia since 1984

		Chairman of the Board and President of Bank Services of Virginia since 1984

		Chairman of the Board and President of Bank Building Corporation since 1994

		Chairman of the Board and President of Bank Services Insurance, Inc. since 2003

		Manager of Blackstone Properties LLC Since 1998

PART II

Item 5 - MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

The Bank is authorized to issue 2.5 million shares with a par value of $5. This stock has full voting rights and full preemptive rights. There were 474,132 shares outstanding as of December 31, 2005 and 2004. This is the only class of authorized stock.

The Bank’s common stock is traded locally with established trading market and no known market makers.

The quarterly high and low prices, based on transactions made known to the Bank, and quarterly dividends for the common stock for 2005 and 2004 are presented below:

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	2005		2004		Dividends Per Share
	High	Low	High	Low	2005	2004
First Quarter	$50	$50	$45	$45	$0.40	$0.40
Second Quarter	50	50	55	37	0.40	0.40
Third Quarter	50	50	55	37	0.40	0.40
Fourth Quarter	50	50	55	40	0.40	0.40

Holders. As of March 16, 2006 there are approximately 560 holders of record of the Bank’s outstanding common stock.

Dividends. The amount of dividends that may be paid by the Bank will depend on the Bank’s earnings and capital position and is limited by federal law, regulations and policies. A national bank may not pay dividends from its capital; all dividends must be paid out of undivided profits then on hand, after deducting expenses, including reserves for losses and bad debts. In addition, the approval of the OCC is required if the total of all dividends declared by a national bank in any calendar year exceeds the total of its net profits for that year combined with its retained net profits for the preceding two years, less any required transfers to surplus. The Bank may not pay a dividend if, after giving effect to the dividend, the Bank would be undercapitalized.

The dividend payment history per quarter for the last two years is presented above. Similar cash dividends are anticipated but are dependent upon the Bank’s future performance and other factors.

Item 6 - MANAGEMENT’S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION

The information required by this Item is included in the Bank’s annual report to shareholders for the year ended December 31, 2005 (the “Annual Report”), which is attached hereto as Exhibit 13 and is incorporated herein by reference. The information appears in the Annual Report under the caption “Management’s Discussion and Analysis of Financial Condition and Results of Operation.”

Item 7 - FINANCIAL STATEMENTS

The report of the independent registered public accounting firm and audited financial statements of the Bank and accompanying notes required by this Item are included in the Bank’s Annual Report, which is attached hereto as Exhibit 13 and is incorporated herein by reference.

Item 8 - CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

None.

Item 8A - CONTROLS AND PROCEDURES

The Bank maintains a system of disclosure controls and procedures that is designed to ensure that material information is accumulated and communicated to management, including the Bank’s president (who is the Bank’s principal executive officer and principal financial officer), as appropriate to allow timely decisions regarding required disclosure. As required, management, with the participation of the Bank’s president, evaluated the effectiveness of the design and operation of the Bank’s disclosure controls and procedures as of the end of the period covered by this report. Based on this evaluation, the Bank’s president concluded that the Bank’s disclosure controls and procedures were operating effectively to ensure that information required to be disclosed by the Bank in reports that it files or submits under the Securities Exchange Act of 1934, as amended, is recorded, processed, summarized, and reported within the time periods specified in the rules and forms of the SEC.

Because of the inherent limitations in all control systems, no evaluation of controls can provide absolute assurance that the Bank’s disclosure controls and procedures will detect or uncover every situation involving the failure of persons within the Bank to disclose material information otherwise required to be set forth in the Bank’s periodic reports.

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The Bank’s management is also responsible for establishing and maintaining adequate internal control over financial reporting to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. There were no changes in the Bank’s internal control over financial reporting during the Bank’s fourth quarter ended December 31, 2005 that have materially affected, or are reasonably likely to materially affect, the Bank’s internal control over financial reporting.

Item 8B - OTHER INFORMATION

None.

PART III

Item 9 - DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS; COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

The information regarding the Bank’s executive officer is contained in Part I of this Report on Form 10-KSB.

Name and Business Experience	Age	Director Since
Carter, Worth Harris, Jr.	68	4/96
Chairman of the Board and President
Worth Harris Carter, Jr. is a director and officer of the following companies:
Chairman of the Board of First National Bank since 1976, President since 1986
Chairman of the Board and President of First National Exchange Bank since 1998
Chairman of the Board and President of Patrick Henry National Bank since 1977
Chairman of the Board of Peoples National Bank since 1976, President since 1981
Chairman of the Board of Blue Ridge Bank since 1982, President since 2004
Chairman of the Board and President of Community National Bank since 1985
Chairman of the Board and President of Mountain National Bank since 1996
Chairman of the Board and President of Shenandoah National Bank since 1996
Chairman of the Board and President of Central National Bank since 1996
Chairman of the Board and President of Mortgage Company of Virginia since 1984
Chairman of the Board and President of Bank Services of Virginia, Inc. since 1984
Chairman of the Board and President of Bank Services Insurance, Inc. since 2003
Chairman of the Board and President of Coresoft, Inc. since 2004
Chairman of the Board and President of Bank Building Corporation since 1988
Manager of Blackstone Properties LLC since 1998

Garrett, Wright L.	64	2/05
Wright L. Garrett is Senior Vice President for Peoples National Bank, Danville, Virginia and has been for more than five years.

Moses, James C.	74	4/96
James C. Moses is President of Moses Insurance Agency, Inc. of Danville, Virginia and has been for more than five years. He also has served as a director of Peoples National Bank, Danville, Virginia since 1977 and of Central National Bank since 1996.

Oeters, William E.	56	12/03
William E. Oeters is Senior Vice President of Patriot Bank, National Association and has been for more than five years.

Williams, R. E.	71	4/96
R. E. Williams is President of Dry Fork Milling Company, Inc., Dry Fork, Virginia and has been for more than five years. He also has served as a director of Peoples National Bank since 1977, Central National Bank since 1996 and of Bank Building Corporation since 1995.

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The Board of Directors is not aware of any family relationship between any Director, executive officer or person nominated by the Bank to become a Director; nor is the Board of Directors aware of any involvement in legal proceedings that would be material to an evaluation of the ability or integrity of any Director, executive officer or person nominated to become a Director.

AUDIT COMMITTEE REPORT OF THE BOARD OF DIRECTORS

The entire Board of Directors functions as the Bank’s Audit Committee and in this capacity met four times in 2005. The functions of the Board in the audit area are focused on three areas:

•	the adequacy of the Bank’s internal controls and financial reporting process and the reliability of the financial statements;

•	the independence and performance of the Bank’s internal auditors and independent auditors; and

•	the Bank’s compliance with legal and regulatory requirements.

We meet with management periodically to consider the adequacy of the Bank’s internal controls and the objectivity of its financial reporting. We discuss these matters with the Bank’s independent auditors and with appropriate financial personnel and internal auditors.

We also periodically review the performance of the independent auditors and their independence from management.

All of the Directors who serve as the Bank’s Audit Committee, with the exception of Chairman of the Board and President Carter, are “independent” for the purposes of the Nasdaq Stock Market listing standards.

The Board has not adopted a written charter setting forth the responsibilities and authority of the Board in its capacity as the Audit Committee. Although Mr. Carter is not independent under the Nasdaq Stock Market or SEC standards for audit committee membership, the Board of Directors has determined that Mr. Carter possesses the knowledge and experience required to be considered an audit committee financial expert. In addition, the Board of Directors believes that all of the Bank’s Directors possess the financial knowledge and expertise necessary to protect the Bank’s shareholders in performing the functions of an audit committee.

Management has primary responsibility for the Bank’s financial statements and the overall reporting process, including the Bank’s system of internal controls.

The independent auditors audit the annual financial statements prepared by management, express an opinion as to whether those statements fairly present the financial position, results of operations and cash flows of the Bank in conformity with generally accepted accounting principles and discuss with us any issues they believe should be raised with us.

This year, we reviewed the Bank’s audited financial statements and met with both management and Goodman & Company, LLP, the Bank’s independent auditors, to discuss those financial statements. Management has represented to us that the financial statements were prepared in accordance with generally accepted accounting principles.

We have received from and discussed with Goodman & Company the written disclosure and the letter required by Independence Standards Board Statement No. 1 (Independence Discussions with Audit Committees) relating to that firm’s independence from the Bank. We also discussed with Goodman & Company the matters required to be discussed by Statement on Auditing Standard No. 61 (Communication with Audit Committees).

Based on these reviews and discussions, we recommended to the Board that the Bank’s audited financial statements be included in the Bank’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005 for filing with the Office of the Comptroller of the Currency (“OCC”).

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Directors

Worth Harris Carter, Jr.

Wright L. Garrett

James C. Moses

William E. Oeters

R. E. Williams

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires that Directors and executive officers, and persons who control more than 10% of the Bank’s equity securities, file reports of ownership and reports of changes in ownership of the Bank’s outstanding equity securities. All such filings were filed timely in 2005.

The Bank knows of no arrangements, including any pledge by any person of securities of the Bank, which may at a subsequent date result in a change in control of the Bank.

The Bank has not adopted a Code of Ethics for its directors, executives and employees, primarily because management of the Bank believes and understands that our officers and directors adhere to and follow ethical standards without the necessity of a written policy. The Bank’s Board of Directors will revisit this issue in the future to determine if adoption of a code of ethics is appropriate. In the meantime, the Bank’s management requires and promotes honest and ethical conduct, full and fair disclosure in its reports to the OCC, and compliance with applicable governmental laws and regulations.

Item 10 - EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION

The Bank’s compensation program is designed to offer competitive compensation to employees based on each individual’s contribution to the Bank’s overall success. As such, the program provides a competitive compensation package to attract and retain capable employees.

The compensation and benefits program consists of salary, a profit sharing plan, and life, health and disability insurance. The compensation and benefits program for officers parallels that of all other employees. The Bank offers no stock options or other forms of equity compensation, bonuses, employment contracts, country club memberships or other perquisites to officers or employees.

The entire Board of Directors performs the functions of a Salary Committee for the Bank. The Board has the responsibility for administering the Bank’s overall compensation program and for setting the salaries for the Bank’s officers. In setting the compensation of the Bank’s officers, the Board generally relies on the recommendations of the Chairman and President and the Board members’ own significant personal knowledge of the compensation provided to other, similarly situated, executives in banking and other industries in the local area. The Board also reviews each individual’s performance and contribution to the overall Bank goals in determining the level of salary for the coming year.

Mr. Worth Harris Carter, Jr., Chairman of the Board and President, serves as the Chief Executive Officer of Patriot Bank. As noted below under “Certain Relationships and Related Transactions,” Mr. Carter also serves as Chairman and President of nine other banks. The Salary Committee of the Board of Directors of one of these other banks (Patrick Henry National Bank) actually sets Mr. Carter’s annual salary each year. The cost of Mr. Carter’s compensation, which consists of his salary plus an amount equal to twenty-nine percent of his salary to cover payroll taxes and all other benefits, is shared by the ten banks on the basis of average deposits of each bank related to total average deposits of all the banks that he serves. Mr. Carter’s total compensation, which is paid through Bank Services of Virginia, Inc. (“Bank Services”), is reflected below in two charts. The first chart reflects Mr. Carter’s total compensation as paid by Bank Services. The second chart reflects only the portion of Mr. Carter’s total compensation that is allocated to Patriot Bank.

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Summary Compensation Tables

Bank Services of Virginia, Inc.

Name and Principal Position	Year	Salary	Other Annual Compensation²	All Other Compensation³
Worth Harris Carter, Jr.	2005	$575,000	—	$80,000
Chairman of the Board and	2004	$575,000	—	$78,000
President	2003	$530,000	—	$67,000

(1)	This table shows the total cash compensation paid to Mr. Carter by Bank Services of Virginia, Inc. during 2005, 2004 and 2003 for his services as Chairman of the Board and President of all ten banks.
(2)	The amount of compensation in the form of perquisites and other personal benefits properly categorized in this column did not exceed the lesser of $50,000 or 10% of Mr. Carter’s annual salary for any of the three years reported.
(3)	“All Other Compensation” consists of amounts contributed for Mr. Carter under Bank Services’ qualified profit sharing plan and amounts contributed for Mr. Carter under Bank Services’ non-qualified profit sharing plan for highly paid executives.

For 2005, these amounts consisted of $27,000 contributed to the qualified profit sharing plan and $53,000 contributed to the non-qualified profit sharing plan.

Patriot Bank, National Association

Annual Compensation

Name and Principal Position	Year	Salary	Other Annual Compensation²	All Other Compensation³
Worth Harris Carter, Jr.	2005	$59,000	—	$8,000
Chairman of the Board and	2004	$54,000	—	$7,000
President	2003	$50,000	—	$6,000

William E. Oeters	2005	$142,200	—	$15,000
Senior Vice President	2004	$135,300	—	$14,000
	2003	$128,400	—	$12,000

(1)	This table shows the portion of Mr. Carter’s total cash compensation during 2005, 2004 and 2003 allocated to Patriot Bank, National Association.
(2)	The amount of compensation in the form of perquisites and other personal benefits properly categorized in this column did not exceed the lesser of $50,000 or 10% of Mr. Carter’s or Mr. Oeter’s annual salary for any of the three years reported.
(3)	“All Other Compensation” for Mr. Carter consists of the portion allocated to the Bank for contributions on Mr. Carter’s behalf to Bank Services’ qualified profit sharing plan and non-qualified profit sharing plan for highly paid executives. For 2004, the portion of these contributions allocated to the Bank consisted of $3,000 for the qualified profit sharing plan and $5,000 for the non-qualified profit sharing plan. “All Other Compensation” for Mr. Oeters consists of the Bank’s contribution to the Bank’s profit sharing plan on Mr. Oeters’ behalf.

13

Profit Sharing Plan

The Bank has adopted an integrated profit sharing plan. The plan covers all full time employees that have been employed for six (6) months and have reached the age of 20-1/2 as of the first day of the plan year. Persons who have reached the age of 62 are fully vested regardless of length of service. The regular vesting schedule is as follows:

Years of Service	Vested Percentage	Forfeitable Percentage
Less than 5	0	100
5 or more	100	0

Each year the Board of Directors determines what amount, if any, is to be allocated to the plan out of accumulated or current earnings of the Bank. The Bank’s contribution to the plan was $149,000 in 2005, $150,000 in 2004, and $135,000 in 2003.

Chairman of the Board and President Carter does not participate in the profit sharing plan of Patriot Bank, National Association or any of the other nine banks. Instead, Mr. Carter participates in the two profit sharing plans of Bank Services of Virginia, Inc., a qualified profit sharing plan and a nonqualified plan for highly paid executives whose contribution to the qualified plan is limited due to IRS regulations. The Bank’s annual contributions to these plans on Mr. Carter’s behalf are detailed in the two Summary Compensation Tables above.

DIRECTOR COMPENSATION

Each outside Director (not also an officer of the Bank) currently receives $125 for each Board meeting attended.

Item 11 - SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT, AND RELATED STOCKHOLDER MATTERS

The following table shows as of March 16, 2006, the beneficial ownership of the Bank’s common stock of all persons known by the Bank to be the owners of more than five percent (5%) of the Bank’s common stock.

Name	Amount and Nature of Beneficial Ownership (1)(2)		Ownership as a Percentage of Common Stock Outstanding
Carter, Worth Harris, Jr.	69,693	(3)	14.70%

Lester, George W., II	30,670	(4)	6.47%
Martinsville, Virginia

(1)	For purposes of this table, beneficial ownership has been determined in accordance with the provisions of Rule 13d-3 of the Securities Exchange Act of 1934 under which, in general, a person is deemed to be the beneficial owner of a security if he has or shares the power to vote or direct the voting of the security or the power to dispose of or direct the disposition of the security, or if he has the right to acquire beneficial ownership of the security within sixty days.
(2)	Unless otherwise indicated, the shares listed in the table represent sole voting and investment power.
(3)	Includes 5,918 shares held by Mr. Carter as custodian for his children and grandchildren; 330 shares held by Mr. Carter’s son, Ernest Linwood Carter, II, who resides in Mr. Carter’s household; 1,100 shares held for Mr. Carter’s account in the Mortgage Company of Virginia, Inc./Bank Services of Virginia, Inc. Non-Qualified Profit-Sharing Plan; 1,980 shares held by C&C Realty, Inc., of which Mr. Carter is president and a 50% owner; and 704 shares held by Mr. Carter’s brother, Ernest L. Carter.
(4)	Includes 5,016 shares held by The Lester Group, Inc., of which Mr. Lester is president; 94 by Carriage Square, LTD, of which Mr. Lester is president; 2,678 shares held by Mr. Lester as trustee for the benefit of his children; and 392 shares held by his children.

14

The following table shows as of March 16, 2006, the beneficial ownership of the Bank’s common stock of each Director, the executive officers identified in the Summary Compensation Table and the Bank’s Directors and executive officers as a group. As of March 16, 2006, the Bank’s Directors and executive officers as a group, beneficially owned 75,804 shares (or 16.0%) of the Bank’s outstanding common stock.

Name	Amount and Nature of Beneficial Ownership (1)(2)		Ownership as a Percentage of Common Stock Outstanding
Carter, Worth Harris, Jr.	69,693	(3)	14.7%
Garrett, Wright L.	100		0.02%
Moses, James C.	881	(4)	0.2%
Oeters, William E.	1,177		0.2%
Williams, R. E.	3,953		0.8%
All Directors and Executive	75,804		16.0%
Officers as a Group (5 persons)

(1)	For purposes of this table, beneficial ownership has been determined in accordance with the provisions of Rule 13d-3 of the Securities Exchange Act of 1934 under which, in general, a person is deemed to be the beneficial owner of a security if he has or shares the power to vote or direct the voting of the security or the power to dispose of or direct the disposition of the security, or if he has the right to acquire beneficial ownership of the security within sixty days.
(2)	Unless otherwise indicated, the shares listed in the table represent sole voting and investment power.
(3)	Includes 5,918 shares held by Mr. Carter as custodian for his children and grandchildren; 330 shares held by Mr. Carter’s son, Ernest Linwood Carter, II, who resides in Mr. Carter’s household; 1,100 shares held for Mr. Carter’s account in the Mortgage Company of Virginia, Inc./Bank Services of Virginia, Inc. Non-Qualified Profit-Sharing Plan; 1,980 shares held by C&C Realty, Inc., of which Mr. Carter is president and a 50% owner; and 704 shares held by Mr. Carter’s brother, Ernest L. Carter.
(4)	Includes 431 shares held by the James C. Moses Revocable Living Trust, of which Mr. Moses is trustee.

Equity Compensation Plans. No disclosure regarding equity compensation plans has been provided because the Bank does not have any outstanding equity compensation plans or arrangements that would be covered by Item 201(d) of Regulation S-B.

Item 12 - CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Mr. Carter, Chairman of the Board and President of Patriot Bank, National Association also serves as Chairman of the Board and President of Blue Ridge Bank, N.A., Central National Bank, Community National Bank, First National Bank, First National Exchange Bank, Mountain National Bank, Patrick Henry National Bank, Peoples National Bank and Shenandoah National Bank.

The Bank maintains a correspondent bank account with one of these banks. In 2005 and 2004, the average daily balance in this account was considered a normal operating balance to facilitate general business transactions. The Bank also participates in loan transactions with these banks. These transactions are at carrying value and do not involve more than the normal risk of collectibility or present other unfavorable features.

The Bank owns 10% of the outstanding common stock of The Mortgage Company of Virginia, Inc. The remaining common stock is equally owned by the banks listed above. The Mortgage Company of Virginia owns 100% of Bank Services of Virginia, Inc. The business of both of these companies is to provide operational support services to the ten banks. The Bank is charged for its share of these services. The cost of this expense is shared by the ten banks on the basis of average deposits of each bank related to total average deposits of all the banks.

15

The Mortgage Company of Virginia, Inc. also owns 100% of Bank Services Insurance, Inc. Bank Services Insurance, Inc. provides insurance products to the banks and customers in the Danville area. The premiums paid to Bank Services Insurance, Inc. equaled $30,000 at December 31, 2005.

The Mortgage Company of Virginia, Inc. also owns 50% of Coresoft, Inc. represented by an initial $1,000 investment during 2004. Coresoft, Inc. is in the process of developing a core software package the banks listed above will use. At December 31, 2005, Coresoft, Inc. had an outstanding note payable to the Mortgage Company of $1,400,000.

The Chairman of the Board and President of the Bank also serves as Chairman of the Board and President of Bank Building Corporation and Manager of Blackstone Properties, LLC, it’s wholly owned subsidiary (the “companies”). The companies lease branches to certain of the banks listed above. At December 31, 2005, the Bank leased three offices from the companies. Rental expense under these leases was $304,000 in 2005, 2004 and 2003. The Bank also leases offices from non-related parties under various terms. Rental expense for these leases was $23,000 in 2005, 2004 and 2003. Future minimum lease payments will be $322,000 per year through 2010, and thereafter (may vary based on changing interest rates). As of December 31, 2005 and 2004, the Bank had loans totaling $1,828,000 and $1,922,000, respectively, to the companies. These loans were made to purchase bank branches leased to affiliated banks and other investment property. The loans are secured by these branches and the related leases and other investment property, and have repayment terms similar to other loan customers of the Banks.

In the ordinary course of business, the Bank’s Directors and executive officers and their related interests were customers of, and had transactions with the Bank. Loan transactions with Directors and officers, principal security holders and associates were made on substantially the same terms as those prevailing at the time for comparable loans to other persons and did not involve more than normal risk of collectibility or present other unfavorable features. There were no such loans as of December 31, 2005.

ITEM 13. EXHIBITS

Exhibits:
3.1	Articles of Association (filed with the Office of the Comptroller of the Currency prior to the opening of the Bank)

3.2	Amended and Restated Bylaws (as amended and restated through February 17, 2005) (incorporated by reference to Exhibit 3.2 to Form 8-K filed with the Office of the Comptroller of the Currency on February 17, 2005)

13	2005 Annual Report to Shareholders

31	Certification by principal executive officer and principal financial officer pursuant to Rule 13a-14(a)

32	Certification of principal executive officer and principal financial officer pursuant to 18 U.S.C. § 1350

ITEM 14. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Goodman & Company, LLP served as the Bank’s independent public auditors for the year ended December 31, 2005, and has been selected by the Board to act as the Bank’s independent public auditors for the year ending December 31, 2006. A representative of Goodman & Company will be present at the Annual Meeting and will be given the opportunity to make a statement and respond to appropriate questions from shareholders.

The following table presents the fees for professional audit services rendered by Goodman & Company for the audit of the Bank’s annual financial statements for the years ended December 31, 2005 and 2004, and fees billed for other services rendered by Goodman & Company during those periods.

16

	Year Ended December 31,
	2005	2004
Audit fees¹	$7,800	$7,605
Audit-related fees		—
Tax fees²	3,265	2,820
All other fees		—

Total Fees	$11,065	$10,425

1	Audit fees consist of audit and review services, consents and review of documents filed with the OCC.
2	Tax fees consist of preparation of federal and state tax returns and consultation concerning tax compliance issues.

In its capacity as the Audit Committee, the Board of Directors considered the compatibility of the non-audit-related services performed by and fees paid to Goodman & Company in 2005 and 2004 and the proposed non-audit-related services and proposed fees for 2006 and determined that such services and fees are compatible with the independence of Goodman & Company as the Bank’s independent auditors.

Also in its capacity as the Audit Committee, the Board of Directors pre-approves all audit (including audit-related) and permitted non-audit services to be performed by the independent auditors. The Board of Directors annually approves the year-end audit to be performed by the Bank’s independent auditors for the fiscal year. With respect to other permitted services, the Board of Directors pre-approves specific engagements, projects and categories of services on a fiscal year basis.

17

Exhibit 31

CERTIFICATIONS

CERTIFICATION

I, Worth Harris Carter, Jr., certify that:

1. I have reviewed this annual report on Form 10-KSB of PATRIOT BANK, N.A.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the small business issuer as of, and for, the periods presented in this report;

4. I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the small business issuer and have:

(a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under my supervision, to ensure that material information relating to the small business issuer, including its consolidated subsidiaries, is made known to me by others within those entities, particularly during the period in which this report is being prepared;

(b) Evaluated the effectiveness of the small business issuer’s disclosure controls and procedures and presented in this report my conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(c) Disclosed in this report any change in the small business issuer’s internal control over financial reporting that occurred during the small business issuer’s most recent fiscal quarter (the small business issuer’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the small business issuer’s internal control over financial reporting; and

5. I have disclosed, based on my most recent evaluation of internal control over financial reporting, to the small business issuer’s auditors and the audit committee of the small business issuer’s board of directors (or persons performing the equivalent functions):

(a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the small business issuer’s ability to record, process, summarize and report financial information; and

(b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the small business issuer’s internal control over financial reporting.

Date: March 16, 2006	/s/ Worth Harris Carter, Jr.
Worth Harris Carter, Jr.
Chairman of the Board and President
(principal executive officer and
principal financial officer)

18

Exhibit 32

CERTIFICATION OF

PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER

Pursuant to § 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350)

The undersigned, as the principal executive officer and principal financial officer of PATRIOT BANK, N.A, certifies that, to the best of his knowledge and belief, the Annual Report on Form 10-KSB for the period ended December 31, 2005, which accompanies this certification fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of PATRIOT BANK, N.A at the dates and for the periods indicated. The foregoing certification is made pursuant to § 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350) and shall not be relied upon for any other purpose. The undersigned expressly disclaims any obligation to update the foregoing certification except as required by law.

Date: March 16, 2006	/s/ Worth Harris Carter, Jr.
Worth Harris Carter, Jr.
Chairman of the Board and President
(principal executive officer and
principal financial officer)

19

SIGNATURES

In accordance with the requirements of Section 13 or 15(d) of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PATRIOT BANK, N.A

Date: March 16, 2006	/s/ Worth Harris Carter, Jr.
Worth Harris Carter, Jr.
Chairman of the Board and President

In accordance with the Exchange Act, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Signature	Capacity	Date

/s/ Worth Harris Carter, Jr.	Chairman of the Board	March 16, 2006
Worth Harris Carter, Jr.	and President
(principal executive, principal financial
and principal accounting officer)

/s/ Wright L. Garrett
Wright L. Garrett	Director	March 16, 2006

/s/ James C. Moses
James C. Moses	Director	March 16, 2006

/s/ William E. Oeters
William E. Oeters	Director	March 16, 2006

/s/ R. E. Williams
R. E. Williams	Director	March 16, 2006

20

Exhibit 13

2005 Annual Report

PatriotBank

MEMBER FDIC

Management’s Discussion and Analysis of Financial Condition and Results of Operation

Except for the historical information contained in this report, the matters set forth herein include Forward-Looking Statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These Forward-Looking Statements included, among other things, statements of goals, plans, intentions and expectations, regarding or based upon desired business strategies, general economic conditions, interest rates, developments in local and national markets, and other matters, which, by their nature, are subject to significant uncertainties. Because of these uncertainties and the assumptions upon which this report is based, actual future developments with respect to the business of the Bank may differ materially from those contemplated by such statements.

Critical Accounting Policies. The accounting and reporting policies of the Bank conform to generally accepted accounting principles in the United States (GAAP) and to general practices within the banking industry. The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. We believe the most significant of these estimates involves the allowance for loan losses because of its potential impact on our overall performance. We have described our policies in this area below. A summary of the Bank’s significant accounting policies can be found in the Notes to the Financial Statements.

In general, determining the amount of the allowance for loan losses requires significant judgment and the use of estimates by management. The Bank maintains an allowance for loan losses to absorb probable losses in the loan portfolio based on a quarterly analysis of the portfolio and expected future losses. This analysis determines an appropriate level of the allowance for loan losses by considering factors affecting loan losses, including specific losses, levels and trends in impaired and non-performing loans, historical loan loss experience, current economic conditions, volume, growth and composition of the portfolio, and other relevant factors. The Bank records a provision for loan losses to maintain the allowance at an adequate level. The provision expense could increase or decrease each quarter based upon the results of management’s formal analysis.

The amount of the allowance represents management’s estimate of expected losses from existing loans based upon specific allocations for individual lending relationships and historical loss experience. The allowance for loan losses related to impaired loans is based on discounted cash flows using the loan’s initial effective interest rate or the fair value of the collateral for certain collateral dependent loans. This evaluation requires management to make estimates of the amounts and timing of future cash flows on impaired loans, which consists primarily of nonaccrual and restructured loans. Actual losses for these loans can vary significantly from these estimates.

Summary of Operations. Net income for 2005 equaled $2,071,000, or $4.37 per share, compared to $2,336,000, or $4.93 per share, for 2004. This represents a return on average assets of 0.83% and return on average equity of 11% compared to 1.00% and 13%, respectively, for last year.

Total deposits increased $8.9 million, or 4%, compared to last year. In addition, there has been a shift in the composition of our deposits as customers have moved their funds from shorter-term accounts into Certificates of Deposit. LIFETIME FREE CHECKING and time deposits increased while all other deposit categories decreased. Loans increased by $19 million in 2005.

During 2004, the Bank opened three new offices in Charlottesville and an office in Culpeper in 2005. While opening these offices has a short-term negative impact on earnings, we believe these offices will enhance the long-term profit of the Bank.

Net Interest Income. Net interest income is our largest source of revenue and has been impacted by the very low level of interest rates for the last two years. Beginning in 2000, the Federal Reserve reduced the target rate for federal funds, which is a major factor in the level of most short-term interest rates, from 6.50% to a low of 1.00% until June 2004. The Federal Reserve began a series of one quarter percent increases on 14 different occasions over the last year and a half to the latest increase in January, 2006 placing the fed funds rate to 4.50%. The Fed is expected to increase rates one or two more times before pausing.

Net interest income increased $492,000 in 2005 due to increasing loans and investments. With interest rates at higher levels, we anticipate our existing loans to increase yields at a faster pace than the net increase in the cost of deposits.

The following table shows a summary of the changes in interest income and interest expense resulting from changes in volume and changes in rates for each category of interest-earning assets and interest-bearing liabilities for 2005/2004 and 2004/2003:

	2005 vs 2004	2004 vs 2003
(Dollars in thousands) Asset/Liability	Increase (Decrease)	Increase (Decrease)
Real Estate Loans	$627	$117
Installment Loans	31	(28)
Commercial Loans	221	595

Total Loans	879	684
Interest-Bearing Deposits in Other Financial Institutions	169	73
Investment Securities	(303)	(209)
Federal Funds Sold	309	(218)

Total Earning Assets	1,054	330

Interest-Bearing Transactions Accounts	9	(94)
Savings Accounts (Includes MMDA’s)	(13)	34
Certificates of Deposit $100,000 and Over	251	5
Other Certificates of Deposit	312	(319)

Total Deposits	559	(374)
Federal Funds Purchased	5	—
Notes Issued to the U.S. Treasury	(2)	2

Total Interest-Bearing Liabilities	562	(372)

Change in Net Interest Income	$492	$702

2

The following table details the average balances and cost and yield data for the earning assets and interest-bearing liabilities:

	2005			2004			2003
(Dollars in thousands) Asset/Liability	Average Balance	Interest	Yield/ Cost	Average Balance	Interest	Yield Cost	Average Balance	Interest	Yield/ Cost
Real Estate Loans	$117,953	$6,890	5.84%	$103,526	$6,263	6.05%	$84,440	$6,146	7.28%
Installment Loans	4,890	341	6.97%	3,915	310	7.92%	3,857	338	8.76%
Commercial Loans	23,313	1,186	5.09%	19,283	965	5.00%	10,298	370	3.59%

Total Loans	146,156	8,417	5.76%	126,724	7,538	5.95%	98,595	6,854	6.95%

Interest-Bearing Deposits in Other Financial Institutions	14,900	559	3.75%	17,066	390	2.29%	13,363	317	2.37%
Investment Securities	52,184	1,955	3.75%	58,521	2,258	3.86%	50,092	2,467	4.92%
Federal Funds Sold	15,400	493	3.20%	14,207	184	1.30%	39,342	402	1.02%

Total Earning Assets	228,640	11,424	5.00%	216,518	10,370	4.79%	201,392	10,040	4.99%

Interest-Bearing Transaction Account	25,197	121	0.48%	22,832	112	0.49%	21,067	206	0.98%
Savings Accounts (Includes MMDA’s)	64,897	895	1.38%	67,933	908	1.34%	57,049	874	1.53%
Certificates of Deposit $100,000 and Over	15,559	517	3.32%	10,200	266	2.61%	9,542	261	2.74%
Other Certificates of Deposit	47,648	1,558	3.27%	44,851	1,246	2.78%	50,185	1,565	3.12%

Total Deposits	153,301	3,091	2.02%	145,816	2,532	1.74%	137,843	2,906	2.11%
Federal Funds Purchased	—	—	—	352	2	0.57%	—	—	—
Notes issued to the U. S. Treasury	240	8	3.33%	282	3	1.06%	313	3	0.96%

Total Interest-Bearing Liabilities	$153,541	$3,099	2.02%	$146,450	$2,537	1.73%	$138,156	$2,909	2.11%

Net Interest Income		$8,325			$7,833			$7,131

Net Yield on Average Earning Assets			3.64%			3.62%			3.54%
Loans. Loans increased from $141 million at year-end 2004 to $160 million at year-end 2005, an increase of $19 million, or 13%, during the year. This gain occurred primarily in the real estate segment of the portfolio. The composition of the portfolio remained consistent with prior years as real estate secured loans made up 80% of loans.

The Bank also continues to maintain flexibility in the maturity of the loan portfolio. Adjustable rate loans remained at 50% of the total loan portfolio for 2004 and 2005. In addition, the combination of adjustable rate and fixed rate loans that adjust or mature within one year equals 21% of the total portfolio compared to 58% last year.

Allowance and Provision for Loan Losses. As discussed previously, the Allowance for Loan Losses represents management’s estimation of the amount necessary to absorb future losses in the loan portfolio. On the Statement of Condition, the Allowance for Loan Losses is deducted from Total Loans so that the net amount shown represents the estimated realizable total loans. The Provision for Loan Losses is the amount charged to expense to maintain the Allowance at an adequate level.

Based on management’s analysis of the loan portfolio, including non accruing and impaired loans, the Provision for Loan Losses remained at $60,000 for 2005 and 2004.

	December 31
(Dollars in thousands)	2005	2004	2003	2002	2001
Balance Beginning of Year	$1,692	$1,747	$930	$881	$832
Provision for Loan Losses	60	60	927	60	60
Net Loan Losses
Real Estate Loans	(61)	101	85	—	—
Installment Loans	6	14	14	11	11
Commercial Loans	—	—	11	—	—

Total Net Loan Losses	(55)	115	110	11	11

Balance	$1,807	$1,692	$1,747	$930	$881

Net Loan Losses to Average Loans	(0.4)%	0.03%	0.11%	0.01%	0.01%
Allowance for Loan Losses to Period-End Loans	1.13%	1.25%	1.51%	1.02%	0.93%

Nonaccrual loans are those loans contractually past due 90 days or more on which no interest is being accrued. Other real estate owned consists of real estate acquired through foreclosure. These properties are reviewed quarterly and reduced to an estimated realizable value at that time.

3

Information concerning nonaccrual loans and other real estate owned is presented in the following table:

	December 31
(Dollars in thousands)	2005	2004	2003	2002	2001
Nonaccrual Loans
Real Estate	$2,175	$4,297	$2,175	$—	$—
Installment	—	—	3	18	—
Commercial	—	—	—	—	—

Total Nonaccrual Loans	2,175	4,297	2,178	18	—
Real Estate Owned Other Than Bank Premises	—	—	—	—	—

Total Non-Performing Assets	$2,175	$4,297	$2,178	$18	$—

Allowance for Loan Losses to Non-Performing Assets	83%	39%	80%	5,167%	N/A

The following table presents the volume of loans contractually past due for 90 days or more on which interest continues to be accrued. These loans are believed to be well collateralized and present little or no likelihood of loss of principal:

(Dollars in thousands) Loans 90 Days or More Past Due	2005	2004	2003	2002	2001
Real Estate	$—	$—	$—	$—	$—
Installment	—	—	—	—	—
Commercial	—	—	—	—	—

Total Loans 90 Days or More Past Due	$—	$—	$—	$—	$—

Non-Interest Income and Expense. Non-interest Income equaled $954,000 for 2005 compared to $1,253,000 for 2004. The principal component of non-interest income is service charges on deposit accounts, which equaled $838,000 for 2005 compared to $1,027,000 for 2004. Non-interest expenses increased $651,000 during the year. The largest increase occurred in Salaries and Employee Benefits and Operations Center Expense.

Investments. The total investment securities increased from $42 million at year-end 2004 to $57 million at year-end 2005. Investment in U. S. Agency Securities were increased, where higher yields were available, while reducing Interest-Bearing Deposits in Other Financial Institutions.

Deposits. Total deposits grew $8.9 million, or 4%, during the year. In addition, there has been a significant shift in the composition of our deposits as customers have moved their funds from shorter-term accounts into Certificate of Deposits. LIFETIME FREE CHECKING and time deposits increased as all other categories decreased.

Interest Sensitivity Analysis. The frequency with which interest rates on earning assets and interest bearing liabilities change has a significant impact on net interest income. The following table presents the anticipated changes based on the contractual maturity of each instrument. Expected maturities may differ from contractual maturities as both borrowers and depositors may have the right to call or prepay obligations with or without call or prepayment penalties:

(Dollars in thousands) Use of Funds	Within One Year	One to Five Years	Over Five Years	Total
Interest-Bearing Deposits in Other Financial Institutions	$14,446	$1,287	$—	$15,733
Federal Funds Sold	775	—	—	775
Investment Securities	18,271	38,506	—	56,777
Loans	34,342	71,172	54,694	160,208

Total Earning Assets	$67,834	$110,965	$54,694	$233,493

Deposits
Interest-Bearing Demand	$37,860	$—	$—	$37,860
Regular Passbook Savings	46,154	—	—	46,154
Time Deposits
Certificates of Deposit $100,000 and Over	11,358	7,284	—	18,642
Other	28,080	21,820	—	49,900

Total Interest-Bearing Deposits	123,452	29,104	—	152,556
Notes issued to the U. S. Treasury	325	—	—	325

Total Interest-Bearing Liabilities	$123,777	$29,104	$—	$152,881

Maturity/Rate Sensitivity Gap Per Period	$(55,943)	$81,861	$54,694	$80,612
Cumulative Maturity/Rate Sensitivity Gap	(55,943)	25,918	80,612

4

Capital. The federal regulatory agencies use risk-based capital ratios to analyze the adequacy of a bank’s capital. These ratios weigh bank assets from 0% to 100% depending upon the risks inherent in each type of asset. The Bank continues to meet all requirements for a well-capitalized bank as defined by the regulatory agencies. The following table presents the key risk-based capital ratios for December 31, 2005 and 2004. Additional details regarding capital may be found in notes of the Financial Statements.

	2005	2004
Tier 1 Ratio	12.41%	12.63%
Total Risk-Based Capital Ratio	13.53%	13.77%
Leverage Ratio	7.88%	7.73%

Liquidity. Liquidity is our ability to fund both loans and investments in the normal course of business and to provide adequate protection for unexpected deposit withdrawals or other demands for funds without incurring a significant negative impact on profitability. Our primary source of day-to-day liquidity lies in the combination of cash, deposit balances, checks in process of collection, deposit growth and Federal Funds sold. Federal Funds are excess funds that are sold to other banks, generally on a one-day basis. Normal funds from the repayment of loans and investments augment these funds.

Our secondary source of liquidity lies in our investments and deposits in other financial institutions. While our investments are categorized as held-to-maturity, they consist of short-term U. S. Government Agencies that are readily marketable. As reflected in the previous Interest Sensitivity Analysis, the majority of our investment security mature in five years or less. Interest-bearing deposits in other financial institutions generally mature in two years or less and the volume of this investment decreased $3.8 million during the year.

Management’s Responsibility for Financial Reporting

The management of Patriot Bank has prepared and is responsible for the accompanying financial statements, together with the financial data and other information presented in this annual report. Management believes that the financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America appropriate under the circumstances and include amounts that are based on management’s best estimates and judgments.

Management maintains and depends upon an internal accounting control system designed to provide reasonable assurance that transactions are executed in accordance with management’s authorization, that financial records are reliable as the basis for preparation of all financial statements, and that the Bank’s assets are safeguarded. The design and implementation of all systems of internal control are based on judgments required to evaluate the costs of control in relation to the expected benefits and to determine the appropriate balance between these costs and benefits. The Bank maintains a professional internal audit staff to monitor compliance with the system of internal control. Operational and special audits are conducted, and audit reports are submitted to appropriate management.

The Board of Directors functions as the audit committee and meets periodically with the independent public accountants, Goodman & Company, management and internal auditors to review accounting, auditing and internal reporting matters. The independent public accountants and internal auditors have free access to the Board to discuss the results of their audit work and their evaluations of internal controls and the quality of financial reporting.

The responsibility of Goodman & Company is limited to an expression of their opinion as to the fairness of the financial statements. Their opinion is based on an audit conducted in accordance with Standards of the Public Company Accounting Oversight Board (United States), as described in their report.

Worth Harris Carter, Jr.

Chairman of the Board, President and
Chief Financial Officer

5

Certified Public Accountants

Specialized Services

Business Solutions

Report of Independent Registered Public Accounting Firm

Board of Directors and Shareholders

Patriot Bank, N. A.

We have audited the accompanying statements of financial condition of Patriot Bank, N. A. (Bank) as of December 31, 2005 and 2004, and the related statements of income, shareholders’ equity and cash flows for each of the years in the three-year period ended December 31, 2005. These financial statements are the responsibility of the Bank’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Patriot Bank, N. A. as of December 31, 2005 and 2004, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

Danville, Virginia
March 1, 2006

110 Exchange Street, Suite G

Danville, VA 24541

ph: 434.792.5334

fax: 434.791.6061

www.goodmanco.com

6

Statements of Financial Condition

(Dollars in Thousands)

	December 31
	2005	2004
ASSETS:
Interest-Bearing Deposits in Other Financial Institutions	$15,733	$19,497
Investment Securities (Fair Value $56,049 in 2005, $41,731 in 2004)	56,777	41,778
Federal Funds Sold	775	24,470
Loans (Net of Unearned Income)	160,030	141,378
Less: Allowance for Loan Losses	(1,807)	(1,692)

Net Loans	158,223	139,686
Earning Assets	231,508	225,431
Cash and Due from Banks	12,236	8,702
Bank Premises and Equipment	6,458	6,657
Investment in Associated Company	769	618
Other Assets	2,688	2,234

TOTAL ASSETS	$253,659	$243,642

LIABILITIES:
Deposits:
LIFETIME FREE CHECKING	$80,419	$72,497
Interest-Bearing Demand	37,860	43,887
Regular Passbook Savings	46,154	50,378
Time Deposits:
Certificates of Deposit $100,000 and Over	18,642	11,762
Other	49,900	45,536

TOTAL DEPOSITS	232,975	224,060
Notes Issued to the U.S. Treasury	325	410
Other Liabilities	308	433

TOTAL LIABILITIES	233,608	224,903

SHAREHOLDERS’ EQUITY:
Common Stock, Par Value Per Share $5.00; 2,500,000 shares authorized; 474,132 shares outstanding in 2005 and 2004	2,371	2,371
Surplus	14,021	14,021
Undivided Profits	3,659	2,347

TOTAL SHAREHOLDERS’ EQUITY	20,051	18,739

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$253,659	$243,642

The accompanying notes are an integral part of these financial statements.

7

Statements of Income

(Dollars in Thousands Except Per Share Data)

	Years Ended December 31
	2005	2004	2003
INTEREST INCOME:
Interest and Fees on Loans:
Taxable	$7,698	$6,953	$6,592
Non-Taxable	719	585	262
Interest on Deposits in Other Financial Institutions	559	390	317
Interest on Federal Funds Sold	493	184	402
Interest and Dividends on Securities:
U. S. Agency Securities	1,941	2,185	2,371
States and Political Subdivisions	14	73	96

TOTAL INTEREST INCOME	$11,424	$10,370	$10,040

INTEREST EXPENSE:
Interest on Time Deposits $100,000 and Over	517	266	261
Interest on Other Deposits	2,574	2,266	2,645
Interest on Federal Funds Purchased	—	2	—
Interest on Notes Issued to the U. S. Treasury	8	3	3

TOTAL INTEREST EXPENSE	3,099	2,537	2,909

NET INTEREST INCOME	8,325	7,833	7,131
Provision for Loan Losses	60	60	927

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	8,265	7,773	6,204

NON-INTEREST INCOME:
Service Charges, Commission and Fees	838	1,027	1,086
Other Non-Interest Income	116	226	129

TOTAL NON-INTEREST INCOME	954	1,253	1,215

NON-INTEREST EXPENSE:
Salaries and Employee Benefits	3,699	3,501	3,174
Occupancy Expense	992	869	782
Operations Center Expense	1,093	927	849
Other Non-Interest Expense	678	514	483

TOTAL NON-INTEREST EXPENSE	6,462	5,811	5,288

INCOME BEFORE INCOME TAXES	2,757	3,215	2,131
Income Tax Expense	686	879	609

NET INCOME	$2,071	$2,336	$1,522

Net Income per Share*:
Basic and Diluted	$4.37	$4.93	$3.21

*	Net income per share has been retroactively adjusted to reflect the stock dividend in 2003.

The accompanying notes are an integral part of these financial statements.

8

Statements of Cash Flows

(Dollars in Thousands)

	Years Ended December 31
	2005	2004	2003
Cash Flows From Operating Activities:
Net Income	$2,071	$2,336	$1,522
Adjustments to reconcile to net cash from operating activities:
Provision for Loan Losses	60	60	927
Depreciation of Premises and Equipment	287	196	144
Provision for Deferred Income Taxes	5	(11)	(285)
Equity in Undistributed Income from Associated Company	(1)	113	(10)
Increase (Decrease) in Unearned Income	10	(25)	(99)
(Increase) Decrease in Other Assets	(459)	37	311
Increase (Decrease) in Other Liabilities	(125)	206	(50)

Net Cash from Operating Activities	1,848	2,912	2,460

Cash Flows From Investing Activities:
Maturity of Interest-Bearing Deposits	21,091	14,848	11,383
Purchase of Interest-Bearing Deposits	(17,327)	(20,389)	(13,956)
Purchase of Investment Securities	(22,891)	(20,000)	(27,000)
Proceeds from Maturities, Calls and Redemptions of Investment Securities	7,892	42,121	21,992
Purchase of Bank Premises and Equipment	(88)	(1,319)	(2,339)
Net (Increase) in Short-Term Loans Outstanding, Net	(6,924)	(11,366)	(939)
Longer-Term Loans Originated or Purchased	(68,357)	(83,125)	(96,650)
Principal Collected on Longer-Term Loans	56,674	68,536	72,882
Investment in Associated Company	(150)	—	(199)

Net Cash from Investing Activities	(30,080)	(10,694)	(34,826)

Cash Flows From Financing Activities:
Net Increase in Demand and Savings Accounts	(2,329)	15,524	20,999
Proceeds from Sale of Time Deposits	44,001	35,456	40,917
Payments on Matured Time Deposits	(32,757)	(34,411)	(44,866)
Cash Dividends	(759)	(758)	(707)
Stock Dividends	—	—	(18)
Net Increase (Decrease) in Notes Issued to U.S. Treasury	(85)	225	(1,167)

Net Cash from Financing Activities	8,071	16,036	15,158

Net Change in Cash and Equivalents	(20,161)	8,254	(17,208)
Cash and Equivalents at Beginning of Year	33,172	24,918	42,126

Cash and Equivalents at End of Year	$13,011	$33,172	$24,918

Supplementary Data:
Cash Paid for Interest	$3,125	$2,292	$3,634
Cash Paid for Income Taxes	686	879	609
Transfer of Loans to Foreclosed Assets	—	—	—

The accompanying notes are an integral part of these financial statements.

9

Statements of Changes in Shareholders’ Equity

(Dollars in Thousands)

	COMMON STOCK		SURPLUS	UNDIVIDED PROFITS
	SHARES	AMOUNT
Year Ended December 31, 2003

Balance at Beginning of Year	431,262	$2,156	$11,235	$2,973
Net Income	—	—	—	1,522
Stock Dividends (10%)	42,870	215	2,786	(3,019)
Cash Dividends, $1.49 per share*	—	—	—	(707)

Total	474,132	$2,371	$14,021	$769

Year Ended December 31, 2004

Balance at Beginning of Year	474,132	$2,371	$14,021	$769
Net Income	—	—	—	2,336
Cash Dividends, $1.60 per share*	—	—	—	(758)

Total	474,132	$2,371	$14,021	$2,347

Year Ended December 31, 2005

Balance at Beginning of Year	474,132	$2,371	$14,021	$2,347
Net Income	—	—	—	2,071
Cash Dividends, $1.60 per share*	—	—	—	(759)

Total	474,132	$2,371	$14,021	$3,659

*	Cash dividends per share have been retroactively restated to reflect the stock dividend in 2003.

The accompanying notes are an integral part of these financial statements.

10

Notes to Financial Statements

(Dollars in Thousands in charts, Except Per Share Data)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accounting and reporting policies of Patriot Bank are in accordance with accounting principles generally accepted in the United States of America, and general practices within the banking industry that are consistent with reports filed with regulatory agencies.

NATURE OF OPERATIONS

The Bank generates commercial (including agricultural), mortgage and consumer loans and receives deposits from customers located primarily in Abemarle, Stafford, Spotsylvania, and Prince William counties and the Cities of Fredericksburg, Charlottesville and Manassas. The Bank operates under a national charter and provides full banking services. As a national bank, the Bank is subject to regulation by the Comptroller of the Currency, Federal Deposit Insurance Corporation, and the Board of Governors of the Federal Reserve System.

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Material estimates that are particularly susceptible to significant change in the near term relate to the determination of the allowance for loan losses, and fair value of Other Real Estate Owned.

CASH AND CASH EQUIVALENTS

For purposes of cash flows, cash and cash equivalents include cash on hand, demand balances due from banks and federal funds transactions. Generally, federal funds are purchased and sold for one-day periods.

SECURITIES

Investment securities are stated at cost, adjusted for amortization of premiums and accretion of discounts, and computed by the interest method. The Bank has the positive intent and ability to hold these securities until maturity. Gains and losses on sales, if any, of securities are based upon the adjusted cost of the specific securities sold.

LOANS

Loans are recorded at the amount of the loan disbursed to borrowers plus the applicable amount, if any, of unearned income and other charges, less payments received. Income earned on loans is recognized by methods which generally result in level rates of return on principal amounts outstanding. The net amount of nonrefundable loan origination fees approximate the direct costs associated with the lending process.

The allowance for loan losses is an estimate of losses inherent in the loan portfolio as determined by management taking into consideration historical loan loss experience, diversification of the loan portfolio, amounts of secured and unsecured loans, banking industry standards and averages, and general economic conditions. Ultimate losses may vary from current estimates. These estimates are reviewed periodically and as adjustments become necessary, they are reported in earnings in the periods in which they become reasonably estimable.

Management determines loan impairment using guidelines established by Statement of Financial Accounting Standards No. 114 (SFAS 114),” Accounting by Creditors for Impairment of a Loan (as amended by SFAS No. 118, Accounting by Creditors for Impairment of a Loan -Income Recognition and Disclosures)”. Under this accounting standard, a loan is considered to be impaired when it is probable that the Bank will be unable to collect all principal and interest amounts according to the contractual terms of the loan agreement. A performing loan may be considered impaired. The allowance for loan losses related to loans identified as impaired is primarily based on the excess of the loan’s current outstanding principal balances over the estimated fair value of the related collateral. For a loan that is not collateral-dependent, the allowance is recorded at the amount by which the outstanding principal balance exceeds the current best estimate of the future cash flows on the loan discounted at the loan’s original effective interest rate. Interest on impaired loans is recognized when cash is received.

BANK PREMISES AND EQUIPMENT

Premises and equipment are stated at cost, less accumulated depreciation. Depreciation is charged to operating expenses over the estimated useful life of the assets by the accelerated and straight-line methods. Costs of maintenance or repairs are charged to expense as incurred and improvements are capitalized. Upon retirement or disposal of an asset, the asset and related allowance account are eliminated. Any gain or loss on such transactions is included in current operations. Depreciation has been included under Occupancy Expense in the Statements of Income in the amount of $287,000 in 2005, $196,000 in 2004 and $144,000 in 2003.

OTHER REAL ESTATE OWNED

Real estate properties acquired through or in lieu of loan foreclosure are initially recorded at the lower of the Bank’s carrying amount or fair value less estimated selling cost at the date of foreclosure. Any write-downs based on the asset’s fair value at the date of acquisition are charged to the allowance for loan losses. After foreclosure, these assets are carried at the lower of their new cost basis or fair value less cost to sell. Costs of significant property improvements are capitalized, whereas costs relating to holding property are expensed. Valuations are periodically performed by management, and any write-downs are recorded as a charge to operations, if necessary, to reduce the carrying value of a property to the lower of its carrying value or fair value less cost to sell.

INCOME TAXES

Deferred taxes are provided on a liability method whereby deferred tax assets are recognized for deductible temporary differences and operating loss and tax credit carryforwards and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

RETIREMENT BENEFITS

The Bank has established an Employee Benefit Plans as described in footnote 5. The Bank does not provide any other post-retirement benefits that would be accrued under Statement of Financial Accounting Standards No. 106, “Employers’Accounting for Post Retirement Benefits Other Than Pensions”.

2. INVESTMENT SECURITIES

The carrying value of securities pledged to secure public deposits was $56,777,000 and $41,359,000, respectively, at December 31, 2005 and 2004. The amortized cost and estimated fair value of investment securities as of December 31, 2005 and 2004 were as follows:

December 31, 2005	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
U. S. Agency Securities	$56,777	$14	$742	$56,049

December 31, 2004
U. S. Agency Securities	$41,359	$202	$261	$41,300
Obligations of States and Political Subdivisions	419	12	—	431

Total	$41,778	$214	$261	$41,731

The table below shows gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position at December 31, 2005 and 2004.

		Unrealized Losses
2005 Securities Description	Fair Value	Less Than 12 Months	More than 12 Months
U. S. Agency Securities	$14,381	$113	$—
U. S. Agency Securities	32,869	—	629

Total	$47,250	$113	$629

2004 Securities Description

U. S. Agency Securities	$23,761	$223	$—
U. S. Agency Securities	4,962	—	38

Total	$28,723	$223	$38

The unrealized losses on the Bank’s investments in obligations of U. S. Government Agencies were caused by interest rate increases. The contractual terms of those investments do not permit the issuer to settle the securities at a price less than the amortized cost of the investment. Because the Bank has the ability and intent to hold those investments until a recovery of fair value, which may be maturity, the Bank does not consider those investments to be other-than-temporarily impaired at December 31, 2005.

The amortized cost and estimated fair value of investments in debt securities at December 31, 2005 and 2004, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because issurers may have the right to call or prepay obligations with or without call or prepayment penalties.

	December 31, 2005		December 31, 2004
	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value
Due in One Year or Less	$18,271	$18,166	$1,719	$1,613
Due After One Year Through Five Years	38,506	37,883	40,059	40,118
Due After Five Years Through Ten Years	—	—	—	—
Due After Ten Years	—	—	—	—

Total	$56,777	$56,049	$41,778	$41,731

There were no sales of securities during 2005, 2004 or 2003.

3. COMPOSITION OF LOANS

	December 31
	2005	2004
Real Estate	$127,655	$113,515
Consumer	4,862	4,977
Commercial, Industrial and Agricultural	2,925	2,914
All Other	24,766	20,140

Gross Loans	160,208	141,546
Less: Unearned Income	(178)	(168)
Allowance for Loan Losses	(1,807)	(1,766)

Total Loans, Net	$158,223	$139,612

Maturity Distribution	2005	2004
Variable
Less Than One Year	$14,872	$68,113
One to Five Years	58,294	108
Over Five Years	6,791	1,869

Subtotal	$79,957	$70,090

Fixed
Less Than One Year	$19,468	$13,746
One to Five Years	12,880	22,862
Over Five Years	47,903	34,848

Subtotal	80,251	71,456

Total	$160,208	$141,546

11

4. ALLOWANCE FOR LOAN LOSSES

In the view of management, the Allowance for Loan Losses is adequate to meet the loss contingency based on experience factors and a review of the loan portfolio.

The Allowance for Loan Losses for the years ending December 31, 2005, 2004, and 2003 is summarized as follows:

	2005	2004	2003
Balance at beginning of year	$1,692	$1,747	$930
Recoveries credited during year	107	2	—
Provision for loan losses	60	60	927
Losses charged to allowance	(52)	(117)	(110)

Balance at end of year	$1,807	$1,692	$1,747

The following is a summary of information pertaining to impaired and non-accrual loans:

	December 31
	2005	2004
Impaired loans without a valuation allowance	$—	$—
Impaired loans with a valuation allowance	2,175	2,175

Total Impaired loans	$2,175	$2,175

Valuation allowance related to impaired loans	$867	$867

Nonaccrual loans (impaired)	$2,175	$2,175

Nonaccrual loans (non-impaired)	$—	$2,122

Total loans past due ninety days or more and still accruing	$—	$—

	Years Ended December 31
	2005	2004	2003
Average investment in impaired loans	$2,175	$2,175	$970

Interest income recognized on impaired loans	—	216	—

Interest income recognized on a cash basis on impaired loans	—	192	—

5. STOCK OPTIONS AND EMPLOYEE BENEFIT PLANS

There were no stock options or stock option plans in effect for 2003, 2004 or 2005.

Effective January 1, 1997, the Bank adopted an integrated profit sharing plan. Employees participate in the profit sharing plan following completion of six (6) months of service and upon reaching the age of twenty years and six months as of January 1. Vesting includes years of service to the Bank prior to the effective date of the plan. The plan gives 0% vesting to anyone who has less than five (5) years of service except that persons who have reached the age of 62 are fully vested regardless of length of service. Each participant in the plan (who has not reached age 62) becomes 100% vested after five (5) years of service. The contribution to the plan is determined each year by the Board of Directors and thus may fluctuate in amount from year to year. The contribution by the Bank was $149,000 in 2005, $150,000 in 2004, $135,000 in 2003 and is included in Salaries and Employee Benefits in the Statements of Income.

6. FEDERAL INCOME TAXES

Net deferred tax assets consist of the following components as of December 31, 2005 and 2004:

Deferred Tax Assets	2005	2004
Allowance for Loan Losses	$571	$554
Dividend Exclusion	14	13
Other	20	—

Total Deferred Tax Assets	$605	$567

Deferred Tax Liabilities
Bank Premises	$270	$227
Investment in Associated Companies	16	16

Total Deferred Tax Liabilities	286	243

Net Deferred Taxes	$319	$324

The provisions for income taxes charged to operations for the years ended December 31, 2005, 2004 and 2003 consist of the following:

	2005	2004	2003
Currently payable	$681	$766	$894
Deferred	5	113	(285)

Net Provision	$686	$879	$609

The income tax provision differs from the amount of income tax determined by applying the U.S. federal income tax rate to pretax income for the years ended December 31, 2005, 2004 and 2003 due to the following:

	2005	2004	2003
Tax provision computed by applying federal rates to income before income taxes	$937	$1,093	$725
Tax exempt interest	(249)	(223)	(118)
Other	(2)	9	2

Net Provision	$686	$879	$609

7. RELATED PARTY TRANSACTIONS

The Chairman of the Board of Patriot Bank also serves as Chairman of the Board of Blue Ridge Bank, N. A., Central National Bank, Community National Bank, First National Bank, First National Exchange Bank, Mountain National Bank, Patrick Henry National Bank, Peoples National Bank, and Shenandoah National Bank.

The Bank maintains a correspondent bank account with one of these banks. In 2005 and 2004 the average daily balance in this account was considered a normal operating balance to facilitate general business transactions.

The Bank also participates in loan transactions with these banks. These transactions are at carrying value and do not involve more than the normal risk of collectibility or present other unfavorable features.

The Bank owns ten percent of the outstanding common stock of The Mortgage Company of Virginia, Inc. The remaining common stock is equally owned by the banks listed above. The Mortgage Company of Virginia owns 100% of Bank Services of Virginia, Inc. The business of both of these companies is to provide operational support services to the ten banks. These services consist of mortgage loan servicing, data processing, bookkeeping, check clearing, accounting, investment management, bank couriers, advertising programs, central purchasing and other management services. The Bank is charged for its share of these services, which is recorded as Operation Center Expense in the Statements of Income. The cost of this expense is shared by the ten banks on the basis of average deposits of each bank to total average deposits of all the banks.

The Mortgage Company of Virginia, Inc. also owns 100% of Bank Services Insurance, Inc. Bank Services Insurance, Inc. provides insurance products to the banks and customers in the Danville area. The premiums paid to Bank Services Insurance, Inc. equaled $30,000 at December 31, 2005.

The Mortgage Company of Virginia, Inc. also owns 50% of Coresoft, Inc. represented by an initial $1,000 investment during 2004. Coresoft, Inc. is in the process of developing a core software package the banks listed above will use. At December 31, 2005, Coresoft, Inc. had an outstanding note payable to the Mortgage Company of $1,400,000.

The Bank records its investment in the common stock of The Mortgage Company of Virginia, Inc. under the equity method of accounting due to the influence the Bank has over the company. The Bank invested an additional $150,000 in 2005 increasing the value of the investment to $769,000 from $618,000 at December 31, 2004. The Bank’s share of earnings of the company equaled $1,000 for 2005, $11,000 for 2004 and $10,000 for 2003 and is shown in the Statements of Income under Other Non-interest Income.

The Chairman of the Board and President of the Bank also serves as Chairman of the Board and President of Bank Building Corporation and Manager of Blackstone Properties, LLC, its wholly owned subsidiary (the “companies”). The companies lease branches to certain of the Banks listed above. At December 31, 2005, the Bank leased three offices from the companies. Rental expense and future lease payments under these leases are disclosed in a footnote below. As of December 31, 2005 and 2004, the Bank had loans totaling $1,828,000 and $1,922,000, respectively, to the companies. These loans were made to purchase bank branches leased to affiliated banks and other investment property. The loans are secured by these branches and the related leases and other investment property, and have repayment terms similar to other loan customers of the Bank.

In the ordinary course of business, directors, and their related interests were customers of, and had transactions with the Bank. Loan transactions with directors, principal security holders and associates were made on substantially the same terms as those prevailing at the time for comparable loans to other persons and did not involve more than normal risk of collectibility or present other unfavor

8. COMMITMENTS AND CONTINGENCIES

The Bank did not have any legal matters of financial significance pending at December 31, 2005 or 2004.

9. EARNINGS PER COMMON SHARE

The Bank follows Statement of Financial Accounting Standards (SFAS) No. 128, “Earnings Per Share”. This statement requires the dual presentation of basic and diluted earnings per share. The weighted average number of shares used to compute earnings per share was 474,132.

The Bank issued a 10% stock dividend in 2003 and none in 2004 or 2005. No fractional shares were issued in this stock dividend. Stock dividends and fractional shares were settled based on known prices for recent trades of the stock and other factors deemed relevant at the time.

10. BANK PREMISES AND EQUIPMENT

Premises and equipment are stated at cost less accumulated depreciation as follows:

December 31, 2005	Cost	Accumulated Depreciation and Amortization	Net Remaining Cost
Bank Premises ( Including Land of $ 2,230,000)	$6,383	$1,102	$5,281
Equipment	1,664	598	1,066
Leasehold Improvements	129	18	111

Total	$8,176	$1,718	$6,458

December 31, 2004	Cost	Accumulated Depreciation and Amortization	Net Remaining Cost
Bank Premises ( Including Land of $ 2,065,000)	$6,389	$994	$5,395
Equipment	1,574	426	1,148
Leasehold Improvements	129	15	114

Total	$8,092	$1,435	$6,657

11. FORECLOSED ASSETS

Expenses applicable to foreclosed assets include the following:

Years Ended December 31
	2005	2004	2003
Net loss (gain) on sales of real estate	$—	$—	$—
Provision for losses	—	—	—
Operating expenses	—	—	—

12

12. CASH AND CASH EQUIVALENTS

Cash and cash equivalents as of December 31, 2005, 2004 and 2003 are detailed below:

	2005	2004	2003
Cash and Due From Banks	$12,236	$8,702	$9,258
Federal Funds Sold	775	24,470	15,660

Total Cash and Cash Equivalents	$13,011	$33,172	$24,918

13. DEPOSITS

Certificates of Deposit maturing as of December 31:

	2005	2004
1 Year	$39,448	$34,913
2 Years	10,765	5,860
3 Years	6,507	6,357
4 Years	4,667	5,090
5 Years and Thereafter	7,155	5,078

TOTAL	$68,542	$57,298

14. CONCENTRATION OF CREDIT RISK

The majority of all the Bank’s loans have been granted to customers in the Bank’s market area. The concentrations of credit by loan classification are set forth in a footnote above. The Bank does not extend credit to any individual borrower in excess of its lending limit of $3,279,000 as of year-end 2005 and $3,076,000 as of year-end 2004.

The largest category of Real Estate Loans consisted of Commercial Loans. These loans approximated $50,181,000 at December 31, 2005 and $38,182,000 at December 31, 2004.

15. FAIR VALUE OF FINANCIAL INSTRUMENTS

Statement of Financial Accounting Standards No. 107, “Disclosures about Fair Value of Financial Instruments”, requires the Bank to disclose the estimated fair values of its financial assets and liabilities. The estimated fair values were determined using the following assumptions:

a.	The carrying value of Cash and Due From Banks, Federal Funds Sold, and Interest-Bearing Deposits in Other Financial Institutions are believed to approximate the fair value of these items.

b.	The fair value of actively traded investment securities are determined according to quotes available in the financial press. The fair value of instruments which are not actively traded are determined using values of other instruments with similar characteristics or obtained from outside sources believed to be reliable.

c.	The fair value of loans are estimated by discounting the anticipated cash flows using estimated rates for similar loans available in the Bank’s market area. Estimates of maturities are based on both experience and contractual maturities although prepayments are permitted on the loans.

d.	The fair value of short-term demand and savings deposits are believed to equal carrying value. The fair value of certificates of deposit are based upon the contractual maturity of the instruments and rates currently offered for similar deposits.

e.	The fair value of Notes Payable to the U. S. Treasury are estimated at carrying value.

f.	The fair value of Accrued Interest Receivable and Accrued Interest Payable are estimated at carrying value.

	2005		2004
Financial Assets:	Carrying Value	Fair Value	Carrying Value	Fair Value
Interest-Bearing Deposits in Other Financial Institutions	$15,733	$15,733	$19,497	$19,497
Investment Securities	56,777	56,049	41,778	41,731
Federal Funds Sold	775	775	24,470	24,470
Loans (Net of Unearned Income)	160,030	158,925	141,378	140,701
Cash and Due From Banks	12,236	12,236	8,702	8,702
Accrued Interest Receivable	1,354	1,354	1,043	1,043

Total	$246,905	$245,072	$236,868	$236,144

Financial Liabilities:
Deposits
LIFETIME FREE CHECKING	$80,419	$80,419	$72,497	$72,497
Interest-Bearing Demand	37,860	37,860	43,887	43,887
Regular Passbook Savings	46,154	46,154	50,378	50,378
Time Deposits:
Certificates of Deposit $100,000 and Over	18,642	18,654	11,762	11,852
Other	49,900	44,778	45,536	41,891

TOTAL DEPOSITS	232,975	227,865	224,060	220,505
Notes issued to the U. S. Treasury	325	325	410	410
Accrued Interest Payable	465	465	96	96

Total	$233,765	$228,655	$224,566	$221,011

16. CAPITAL ADEQUACY

The Bank is subject to various regulatory capital requirements. Under the regulatory capital guidelines and the regulatory framework for Prompt Corrective Action (PCA), the Bank must meet specific capital guidelines involving the quantitative measures of the Bank’s assets, liabilities, and certain off-balance-sheet items as calculated under regulatory accounting practices. The Bank’s capital amount and classification are also subject to qualitative judgments by the regulators about components, risk weightings and other factors.

Quantitative measures established by regulation to ensure capital adequacy require the Bank to maintain minimum ratios (set forth in the table below) of total and Tier 1 capital (as defined in the regulations) to risk-weighted assets (as defined) and of Tier 1 capital to average assets (as defined)

	Minimum Ratio For Capital Adequacy Purposes	Minimum Ratio To Be Considered Well Capitalized Under PCA Provisions
Tier 1 Capital to Risk Weighted Assets	4%	6%
Total Capital to Risk Weighted Assets	8%	10%
Tier 1 Capital to Average Assets	4%	5%

As of December 31, 2005, the most recent notification from the Federal Deposit Insurance Corporation categorized the Bank as well capitalized under the regulatory framework for prompt corrective action. To be categorized as well capitalized, an institution must maintain minimum total risk-based, Tier 1 risk-based and Tier 1 leverage ratios as set forth in the above table. There were no conditions or events since the notification that management believes have changed the Bank’s category. The Bank’s actual capital amounts and ratios as of December 31, 2005 and 2004 are presented in the following table. Management believes, as of December 31, 2005 and 2004, that the Bank meets all capital adequacy requirements to which it is subject.

As of December 31, 2005	Minimum Capital For Capital Adequacy Purposes	Minimum Capital To Be Considered Well Capitalized Under PCA Provisions	Actual Capital	Actual Ratio
Tier 1 Capital to Risk Weighted Assets	6,462	9,692	20,051	12.41%
Total Capital to Risk Weighted Assets	12,923	16,154	21,858	13.53%
Tier 1 Capital to Average Assets	10,174	12,718	20,051	7.88%

As of December 31, 2004
Tier 1 Capital to Risk Weighted Assets	5,938	8,907	18,739	12.63%
Total Capital to Risk Weighted Assets	11,876	14,845	20,431	13.77%
Tier 1 Capital to Average Assets	9,700	12,125	18,739	7.73%

17. Quarterly Financial Data (Unaudited)

The following summarizes the quarterly results of operations for the years ended December 31, 2005 and 2004:

2005	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Total Interest Income	$2,684	$2,875	$2,873	$2,992
Total Interest Expense	674	743	832	850

Net Interest Income	2,010	2,132	2,041	2,142
Provision For Loan Losses	15	15	15	15

Net Interest Income After Provision for Loan Losses	1,995	2,117	2,026	2,127
Total Non-Interest Income	236	226	242	250
Total Non-Interest Expense	1,502	1,577	1,582	1,801

Income Before Income Taxes	729	766	686	576
Income Tax Expense	190	205	170	121

Net Income	$539	$561	$516	$455

Basic and Diluted Net Income Per Share	$1.14	$1.18	$1.09	$0.96

2004	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Total Interest Income	$2,394	$2,551	$2,776	$2,649
Total Interest Expense	616	623	636	662

Net Interest Income	1,778	1,928	2,140	1,987
Provision For Loan Losses	15	15	15	15

Net Interest Income After Provision for Loan Losses	1,763	1,913	2,125	1,972
Total Non-Interest Income	282	268	273	430
Total Non-Interest Expense	1,380	1,449	1,466	1,516

Income Before Income Taxes	665	732	932	886
Income Tax Expense	175	195	260	249

Net Income	$490	$537	$672	$637

Basic and Diluted Net Income Per Share	$1.03	$1.13	$1.42	$1.35

13

18. LEASES AND RENT EXPENSE

The Bank leased facilities under noncancelable operating leases during 2005, 2004 and 2003. As noted above, the Bank leases two branches from Bank Building Corporation, and one office from Blackstone Properties, L.L.C. These leases required the Bank to pay maintenance, insurance and property taxes and do not have renewal options. Rental expenses under these leases was $304,000 in 2005, 2004 and 2003. The Bank also leases offices from non-related parties under various terms. Rental expense under these leases was $23,000 in 2005, 2004 and 2003. Future minimum rental payments under these leases are as follows:

Year ending December 31, 2006	$322
2007	322
2008	322
2009	322
2010	322
Thereafter	1,259

Total Minimum Lease Payments	$2,869

19. OFF BALANCE SHEET ACTIVITIES AND COMMITMENTS

Commitments to extend credit, which amounted to $2,114,000 and $9,960,000 at December 31, 2005 and 2004 respectively, represent agreements to lend to customers with fixed expiration dates or other termination clauses. Since many of the commitments are expected to expire without being funded, the total commitment amounts do not necessarily represent future liquidity requirements. Standby letters of credit are conditional commitments issued by the Bank guaranteeing the performance of a customer to a third party. Those guarantees are primarily issued to support public and private borrowing arrangements. At December 31, 2005, and 2004, the Bank had $1,359,000 and $813,000, respectively, in outstanding standby letters of credit.

The Bank is a member of the Federal Reserve System and is required to maintain certain levels of its cash and due from bank balances as reserves based on regulatory requirements. At December 31, 2005 and 2004, this reserve requirement was approximately $6,295,000 and $5,807,000, respectively.

Federal banking regulations place certain restrictions on dividends paid by the Bank. The total amount of dividends which may be paid at any date and is generally limited to the retained earnings of the Bank. In addition, dividends paid by the Bank would be prohibited if the effect thereof would cause the Bank’s capital to be reduced below applicable minimum capital requirements.

20. RECENT ACCOUNTING PRONOUNCEMENTS AND ACCOUNTING CHANGES

In November 2002, the FASB issued FASB Interpretation No. 45, “Guarantor’s Accounting and Disclosure Requirements for Guarantees, including Indirect Guarantees of Indebtedness of Others” (FIN 45). The interpretation elaborates on the disclosures to be made by a guarantor in its financial statements under certain guarantees that it has issued. It also clarifies that a guarantor is required to recognize, at the inception of a guarantee, a liability for the fair value of the obligation undertaken in issuing the guarantee. The interpretation requires disclosure of the nature of the guarantee, the maximum potential amount of future payments that the guarantor could be required to make under the guarantee, and the current amount of the liability, if any, for the guarantor’s obligations under the guarantee. The recognition requirements of the Interpretation were effective beginning January 1, 2003.

The FASB also revised FASB Interpretation 46, “Consolidation of Variable Interest Entities, an interpretation of ARB No. 51 (FIN 46)”. The interpretation provides a framework for identifying variable interest entities (VIEs), and determining when a company should include the assets, liabilities, noncontrolling interests and results of activities of a VIE in its consolidated financial statements. As revised, FIN 46 is effective beginning in the first quarter of 2004 for all VIEs (other than what is commonly referred to as special purpose entities, VIEs of small business issuers, and VIEs of nonpublic entities). The Bank does not currently utilize VIEs or so called special purpose entities.

In November 2003, the FASB’s Emerging Issues Task Force (EITF) reached consensus on new disclosure requirements related to unrealized losses on investment securities. The new disclosure requirements apply to marketable equity and debt securities accounted for under Financial Accounting Board Statement No. 115, “Accounting for Certain Investments in Debt and Equity Securities,” and are required for inclusion in annual reports with fiscal years ended after December 15, 2003.

In November 2003, the FASB issued FASB Staff Position (FSP) 144-1, “Determination of Cost Basis for Foreclosed Assets under FASB Statement No. 15”, “Accounting by Debtors and Creditors for Troubled Debt Restructurings,” and the Measurement of Cumulative Losses Previously Recognized under Paragraph 37 of FASB Statement No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets.” Under FSP 144-1, the lender is required to measure the foreclosure on a long-lived asset (e.g. real estate) at fair value less cost to sell on the foreclosure date, which establishes a new cost basis such that any loan valuation allowance is not retained. Thereafter, the lender would follow the impairment guidance in Statement No. 144, and should not reflect any recovery in value of the property beyond the cost basis established upon foreclosure of the loan. This guidance was effective upon posting of the FSP to the FASB website in November 2003.

In April 2003, the Financial Accounting Standards Board issued Statement No. 149, “Amendment of Statement 133 on Derivative Instruments and Hedging Activities”. This statement amends and clarifies financial accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts (collectively referred to as derivatives) and for hedging activities under FASB Statement No. 133,” Accounting for Derivative Instruments and Hedging Activities”.

In May 2003, the Financial Accounting Standards Board issued Statement No. 150, “Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity”. This statement establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. It requires that an issuer classify a financial instrument that is within its scope as a liability (or an asset in some circumstances). Many of those instruments were previously classified as equity. This statement is effective for financial instruments entered into or modified after May 31, 2003, and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003.

In December 2004, the FASB issued Statement No. 123 (revised 2004), which is a revision of Statement 123 “Accounting for Stock-Based Compensation”. This Statement establishes standards for the accounting for transactions in which an entity exchanges its equity instruments for goods or services. It also addresses transactions in which an entity incurs liabilities in exchange for goods or services that are based on the fair value of the entity’s equity instruments or that may be settled by the issuance of those equity instruments. This Statement focuses primarily on accounting for transactions in which an entity obtains employee services in share-based payment transactions. This Statement is effective for public entities as of the beginning of the first interim or annual reporting period that begins after June 15, 2005.

In December 2004, the FASB issued Statement No. 153, “Exchanges of Nonmonetary Assets”, an amendment of APB Opinion No. 29, Accounting for Nonmonetary Transactions”. This Statement eliminates the exception to fair value for exchanges of similar productive assets and replaces it with a general exception for exchange transactions that do not have commercial substance – that is, transactions that are not expected to result in significant changes in the cash flows of the reporting entity. This Statement is effective for nonmonetary asset exchanges occurring in fiscal periods beginning after June 15, 2005.

In May 2005, the FASB issued Statement No. 154, “Accounting Changes and Error Corrections – a replacement of APB Opinion No. 20 and FASB Statement No. 3”. This Statement requires retrospective application to prior periods’ financial statements of changes in accounting principle, unless it is impracticable to determine either the period-specific effects or the cumulative effect of the change. When it is impracticable to determine the period-specific effects of an accounting change on one or more individual prior periods presented, this Statement requires that the new accounting principle be applied to the balances of assets and liabilities as of the beginning of the earliest period for which retrospective application is practicable and that a corresponding adjustment be made to the opening balance of retained earnings. This Statement improves financial reporting because its requirement to report voluntary changes in accounting principles via retrospective application, unless impracticable, enhances the consistency of financial information between periods. This statement is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005.

During November 2005, the FASB issued FASB Staff Position (FSP) FAS 115-1 and 124-1, “The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments.” The guidance in this FSP addresses the determination of when an investment is considered impaired, whether that impairment is other than temporary, and the measurement of an impairment loss. The FSP also includes accounting considerations subsequent to the recognition of an other-than-temporary impairment and requires certain disclosures about unrealized losses that have not been recognized as other-than-temporary impairments. The guidance in this FSP is required to be applied to reporting periods beginning after December 15, 2005. Earlier application is permitted.

The FASB has issued FASB Statement No. 155, “Accounting for Certain Hybrid Instruments.” This standard amends the guidance in FASB Statements No. 133, “Accounting for Derivative Instruments and Hedging Activities”, and No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities.” Statement 155 allows financial instruments that have embedded derivatives to be accounted for as a whole (eliminating the need to bifurcate the derivative from its host) if the holder elects to account for the whole instrument on a fair value basis. Statement 155 is effective for all financial instruments acquired or issued after the beginning of an entity’s first fiscal year that begins after September 15, 2006. Earlier adoption is permitted as of the beginning of an entity’s fiscal year, provided the entity has not yet issued financial statements, including financial statements for any interim period for that fiscal year. Provisions of this Statement may be applied to instruments that an entity holds at the date of adoption on an instrument-by-instrument basis. The financial statement effect of the change in accounting, if any, should be recognized as a cumulative-effect adjustment to beginning retained earnings. Prior periods should not be restated.

Management does not expect these accounting pronouncements to have a material impact on the financial statements.

14

Summary of Operations

(Dollars in Thousands Except Per Share Data)

FOR THE YEAR:	2005	2004	2003	2002	2001
Total Interest Income	$11,424	$10,370	$10,040	$10,919	$11,903
Total Interest Expense	3,099	2,537	2,909	3,653	5,222

Net Interest Income	8,325	7,833	7,131	7,266	6,681
Provision for Loan Losses	60	60	927	60	60

Net Interest Income After Provision for Loan Losses	8,265	7,773	6,204	7,206	6,621
Non-Interest Income	954	1,253	1,215	1,333	1,277
Non-Interest Expense	6,462	5,811	5,288	5,268	4,847

Net Income Before Taxes	2,757	3,215	2,131	3,271	3,051
Applicable Income Taxes:
Current	681	766	894	1,061	982
Deferred	5	113	(285)	(8)	4

Net Income	$2,071	$2,336	$1,522	$2,218	$2,065

Basic and Diluted Net Income Per Share*:	$4.37	$4.93	$3.21	$4.68	$4.36

*	Net income per share has been retroactively adjusted to reflect the stock dividend in 2003.

AT YEAR END:	2005	2004	2003	2002	2001
Interest-Bearing Deposits in Other Financial Institutions	$15,733	$19,497	$13,956	$11,383	$10,593
Federal Funds Sold	775	24,470	15,660	29,610	20,100
Investments	56,777	41,778	63,899	58,891	58,326
Loans (Net)	158,223	139,612	113,692	89,813	93,850
Deposits	232,975	224,060	207,491	190,441	182,877
Demand	80,419	72,497	63,712	59,631	55,429
Interest-Bearing Demand	37,860	43,887	41,355	32,413	25,913
Savings	46,154	50,378	46,171	38,195	32,179
Time	68,542	57,298	56,253	60,202	69,356
Capital Accounts	20,051	18,739	17,161	16,364	14,824
Total Resources	253,659	243,642	225,064	208,434	198,632
Carrying Value Per Share	42.29	39.52	36.19	34.51	31.27

DAILY AVERAGES FOR THE YEAR:	2005	2004	2003	2002	2001
Interest-Bearing Deposits in Other Financial Institutions	$14,900	$17,066	$13,363	$10,596	$9,944
Federal Funds Sold	15,400	14,207	39,342	26,447	20,436
Investment Securities	52,184	58,521	50,092	64,068	46,736
Loans	146,156	126,724	98,595	85,268	93,557
Deposits	234,215	220,404	202,780	184,398	167,163
Demand	80,914	74,588	64,937	57,631	50,714
Interest-Bearing Demand	25,197	22,832	21,067	19,499	15,694
Savings (Includes MMDA’s)	64,897	67,933	57,049	45,534	33,852
Time	63,207	55,051	59,727	61,734	66,903
Capital Accounts	19,126	17,988	16,940	15,743	14,205
Total Resources	250,174	234,559	218,035	203,493	184,455

15

Price Range of Common Stock

	2005		2004		Dividends Per Share
	High	Low	High	Low	2005	2004
First Quarter	$50	$50	$40	$40	$0.40	$0.40
Second Quarter	50	50	55	37	0.40	0.40
Third Quarter	50	50	55	37	0.40	0.40
Fourth Quarter	50	50	55	40	0.40	0.40

Officers

Worth Harris Carter, Jr.	Stanley M. Keys
Chairman of the Board and President	Assistant Vice President and Managing Officer - Nokesville

William E. Oeters	Melody P. Layne
Senior Vice President and Cashier	Assistant Vice President and Managing Officer - Lake Ridge

Donna J. Burnopp	Patricia M. Melvin
Assistant Vice President	Assistant Vice President and Managing Officer - Route 3

J. Howard Carpenter	Cathy N. Miller
Assistant Vice President and Managing Officer - Culpeper	Assistant Vice President and Managing Officer - Stafford Courthouse

Thomas L. R. Cole, III	Wanda C. Neal
Assistant Vice President and Managing Officer - 5th Street	Assistant Vice President and Managing Officer - Route 610

Robert J. Collier	Jacquelyn C. Owens
Assistant Vice President and Managing Officer - Ivy Road	Assistant Vice President and Managing Officer - Route 208

Theresa L. Deese	Karen Y. Tolson
Assistant Vice President and Managing Officer - Gardens Blvd.	Assistant Vice President and Managing Officer - Chatham Heights

Medford R. Fines, Sr.	Barbara Zaccagnino
Assistant Vice President and Managing Officer - Falmouth	Assistant Vice President and Managing Officer - Sudley Road

Ronald L. Freeman
Assistant Vice President

Directors

Worth Harris Carter, Jr.
Chairman of the Board and President

Wright L. Garrett
Senior Vice President - Commercial Loans,
Peoples National Bank

James C. Moses
Retired

William E. Oeters
Senior Vice President and Cashier

R. E. Williams
Retired

P.O. Box 610; Stafford, Virginia 22555-0610

(540) 373-0654

Member FDIC

P.O. Box 610

Stafford, Virginia 22555-0610

(540) 373-0654

Annex Z

OFFICE OF THE COMPTROLLER OF THE CURRENCY

WASHINGTON, D.C. 20219

FORM 10-QSB

☒	QUARTERLY REPORT UNDER SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the quarterly period ended September 30, 2006

OR

☐	TRANSITION REPORT UNDER SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from              to

Commission file number: n/a

PATRIOT BANK, NA

(Name of small business issuer as specified in its charter)

National Bank	54-1801538
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1204 Bragg Road Fredericksburg, VA	22407
(Address of principal executive offices)	(Zip Code)

(540) 786-9815

Issuer’s telephone number

n/a

(Former name, former address and former fiscal year, if changed since last report)

Check whether the issuer (1) filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.    Yes  ☒    No  ☐

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).    Yes  ☐    No  ☒

As of November 13, 2006, there were issued and outstanding 474,132 shares of the issuer’s common stock.

Transitional Small Business Disclosure Format:    Yes  ☐    No  ☒

1

2

FORWARD–LOOKING STATEMENTS

This report contains statements concerning the Bank’s expectations, plans, objectives, future financial performance and other statements that are not historical facts. These statements may constitute “forward-looking statements” as defined by federal securities laws. In some cases, readers can identify the forward-looking statements by the use of words such as “may,” “ will,” “should,” “could,” “expect,” “plan,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative or other variations of these words, or other comparable words or phrases. These statements may address issues that involve estimates and assumptions made by management, risks and uncertainties, and actual results could differ materially from historical results or those anticipated by such statements. Factors that could have a material adverse effect on the Bank’s operations and future prospects include, but are not limited to, changes in: interest rates; general and local economic conditions; the legislative/regulatory climate; monetary and fiscal policies of the U.S. government, including policies of the U.S. Treasury and the Federal Reserve Board; the quality or composition of loan or investment portfolios; demand for loan products; deposit flows; competition; demand for financial services in our market area and accounting principles, policies and guidelines. These risks and uncertainties should be considered in evaluating the forward-looking statements contained herein, and readers are cautioned not to place undue reliance on such statements, which speak only as of the date of this report.

3

PART I - FINANCIAL INFORMATION

Item 1 - FINANCIAL STATEMENTS

PATRIOT BANK, NA

STATEMENTS OF CONDITION

(Dollars in Thousands)

	September 30, 2006 (Unaudited)	December 31, 2005
ASSETS
Interest-Bearing Deposits in Other Financial Institutions	$12,465	$15,733
Investment Securities
U. S. Agency Securities	55,791	56,777
Federal Funds Sold	5,600	775
Loans	151,125	160,208
Less: Unearned	(143)	(178)
Allowance for Loan Losses	(1,843)	(1,807)

Net Loans	149,139	158,223

Earning Assets	222,995	231,508

Cash and Due From Banks	10,161	12,236
Bank Premises and Equipment	6,302	6,458
Investment in Associated Companies	769	769
Other Assets	2,774	2,688

TOTAL ASSETS	$243,001	$253,659

LIABILITIES
Deposits
LIFETIME FREE CHECKING	$73,002	$80,419
Interest-Bearing Demand	28,274	37,860
Regular Passbook Savings	40,661	46,154
Time Deposits
Certificates of Deposit $100,000 or More	24,176	18,642
Other	54,492	49,900

Total Deposits	220,605	232,975
Notes issued to the U. S. Treasury	558	325
Other Liabilities	735	308

TOTAL LIABILITIES	221,898	233,608

SHAREHOLDERS’ EQUITY
Common Stock, Par Value $5.00 Per Share, Authorized 2,500,000 Shares; 474,132 Outstanding in 2006 and 2005	2,371	2,371
Surplus	14,021	14,021
Undivided Profits	4,711	3,659

TOTAL SHAREHOLDERS’ EQUITY	21,103	20,051

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$243,001	$253,659

See accompanying notes to unaudited financial statements.

4

PATRIOT BANK, NA

STATEMENTS OF INCOME

	Nine Months Ended September 30,		Three Months September 30,
	2006	2005	2006	2005
	(Unaudited)		(Unaudited)
INTEREST INCOME
Interest and Fees on Loans
Taxable	$6,506	$5,731	$2,238	$1,908
Non-Taxable	637	491	210	167
Interest on Deposits in Other Financial Institutions	422	412	141	139
Interest on Federal Funds Sold	72	352	16	174
Interest and Dividends on Securities
U. S. Agency Securities	1,676	1,432	592	482
Obligations of States and Political Subdivisions	—	14	—	3

TOTAL INTEREST INCOME	9,313	8,432	3,197	2,873

INTEREST EXPENSE
Interest on Time Deposits $100,000 or More	603	353	192	145
Interest on Other Deposits	2,222	1,891	833	685
Interest on Federal Funds Purchased	47	—	27	—
Interest on Notes Issued to the U. S. Treasury	9	5	3	2

TOTAL INTEREST EXPENSE	2,881	2,249	1,055	832

NET INTEREST INCOME	6,432	6,183	2,142	2,041

Provision for Loan Losses	45	45	15	15

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	6,387	6,138	2,127	2,026

NON-INTEREST INCOME
Service Charges, Commissions and Fees	508	615	175	215
Other Non-Interest Income	125	89	73	27

TOTAL NON-INTEREST INCOME	633	704	248	242

NON-INTEREST EXPENSE
Salaries and Employee Benefits	2,789	2,753	919	931
Occupancy Expense (Net)	729	739	241	246
Operations Center Expense	818	787	269	275
Other Non-Interest Expense	558	382	162	130

TOTAL NON-INTEREST EXPENSE	4,894	4,661	1,591	1,582

INCOME BEFORE INCOME TAXES	2,126	2,181	784	686
Income Tax Expense	505	565	195	170

NET INCOME	$1,621	$1,616	$589	$516

EARNINGS PER COMMON SHARE:	$3.42	$3.41	$1.24	$1.09

Weighted Average Shares Outstanding	474,132	474,132	474,132	474,132
Cash Dividends Per Common Share	$1.20	$1.20	$0.40	0.40

See accompanying notes to unaudited financial statements.

5

PATRIOT BANK, NA

STATEMENTS OF CASH FLOWS

(Dollars in Thousands)

	Nine Months Ended September 30,
	2006	2005
	(Unaudited)
Cash Flows From Operating Activities
Net Income	$1,621	$1,616
Adjustments to reconcile net income to net cash provided by operating activities
Provision for Loan Losses	45	45
Depreciation of Bank Premises and Equipment	215	204
Increase (Decrease) in Unearned Income	(35)	62
(Increase) Decrease in Other Assets	(86)	(213)
Increase (Decrease) in Other Liabilities	427	191

Net Cash From Operating Activities	2,187	1,905

Cash Flows From Investing Activities
Proceeds from Maturity of Interest Bearing Balances	10,387	18,111
Purchase of Interest Bearing Balances	(7,119)	(14,842)
Payments on Investment Securities	9,986	8,005
Purchase of Investment Securities	(9,000)	(19,000)
Purchase of Bank Premises and Equipment	(59)	(85)
Net (Increase) Decrease in Short-Term Loans Outstanding, Net	(3,200)	1,033
Longer-Term Loans Originated or Purchased	(56,725)	(49,909)
Principal Collected on Longer-Term Loans	68,999	42,021

Net Cash From Investing Activities	13,269	(14,666)

Cash Flows from Financing Activities
Increase in Demand and Savings Accounts	(22,496)	3,854
Proceeds from Sale of Time Deposits	36,098	34,998
Payments for Matured Time Deposits	(25,972)	(23,761)
Payment of Cash Dividends	(569)	(568)
Net Increase (Decrease) in Notes issued to the U. S. Treasury	233	217

Net Cash From Financing Activities	(12,706)	14,740

Net Increase in Cash and Cash Equivalents	2,750	1,979
Cash and Cash Equivalents at Beginning of Year	13,011

Cash and Cash Equivalents at End of Period	$15,761	$1,979

Cash and Cash Equivalents Include:
Cash a Due From Banks	$10,161	$10,651
Federal Funds Sold	5,600	24,500

Total Cash and Cash Equivalents at Period End	$15,761	$35,151

Supplementary Data:
Cash Interest Paid	$2,202	$1,617
Cash Paid for Taxes	505	565

See accompanying notes to unaudited financial statements.

6

PATRIOT BANK, NA

STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY

(Dollars in Thousands)

	Common Stock			Undivided Profits
	Shares	Par Value	Surplus
Balances, December 31, 2005	474,132	$2,371	$14,021	$3,659
Net Income	—	—	—	1,621
Cash Dividends	—	—	—	(569)

Balances, September 30, 2006 (Unaudited)	474,132	$2,371	$14,021	$4,711

Notes To Unaudited Financial Statements

The unaudited interim financial statements of the Bank are prepared in the conformity with accounting principles generally accepted in the United States of America and the instructions to Securities and Exchange Commission’s Form 10-QSB. In the opinion of management, all adjustments (consisting only of normal recurring adjustments) necessary for a fair presentation of the financial position and results of operations for the periods presented have been included. The financial statements should be read in conjunction with the financial statements and notes contained in the Bank’s Annual Report on Form 10-KSB for the year ended December 31, 2005. The results for the six months ended September 30, 2006 are not necessarily indicative of the results for the entire fiscal year ending December 31, 2006.

Certain reclassifications have been made to the prior year financial statements to conform to the 2006 presentation. These reclassifications had no effect on previously reported net income.

NOTE 1 - INVESTMENT SECURITIES

(Dollars in Thousands)

The Bank has the ability and intent to carry the investments noted with an unrealized loss to the final maturity of the instrument and considers these investments not other-than-temporarily impaired.

The following table sets forth a summary of the investment securities portfolio as of the periods indicated:

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Market Value
September 30, 2006 (Unaudited)

U. S. Agency Securities	$55,791	$16	$605	$55,202

Total Securities	$55,791	$16	$605	$55,202

December 31, 2005

U. S. Agency Securities	$56,777	$14	$742	$56,049

Total Securities	$56,777	$14	$742	$56,049

7

NOTE 2 - LOANS

(Dollars in Thousands)

The composition of the loan portfolio by dollar amount is shown in the table below:

	September 30, 2006 (Unaudited)	December 31, 2005
Secured by real estate
Construction Loans	$10,675	$7,164
Secured by farmland (including farm residential and other improvements)	3,058	3,135
Secured by 1-4 family residential properties	10,219	22,274
Secured by multi-family residential properties	6,330	9,150
Secured by non-farm residential property	85,474	85,932
Loans to finance agricultural production and other loans to farmers	386	227
Commercial and industrial loans	4,381	2,698
Loans to individuals for household, family and other personal expenditures	6,824	4,862
Obligations (other than securities) of states and political subdivisions	23,778	24,766
Less: Unearned Income	(143)	(178)

Total loans and leases	$150,982	$160,030

NOTE 3 - ALLOWANCE FOR LOAN LOSSES

(Dollars in Thousands)

The allowance for loan losses is an estimate of losses inherent in the loan portfolio as determined by management taking into consideration historical loan loss experience, diversification of the loan portfolio, amounts of secured and unsecured loans, banking industry standards and averages, and general economic conditions. Ultimate losses may vary from current estimates. These estimates are reviewed periodically and as adjustments become necessary, they are reported in earnings in the periods which they become reasonably estimable.

The following table summarizes the activity in the allowance for loan losses in the periods presented:

	September 30, 2006 (Unaudited)	December 31, 2005
Balance Beginning of Period	$1,807	$1,692
Provision for Loan Losses	45	60
Charge-Offs, Net of (Recoveries):
Real Estate Loans	12	(61)
Installment Loans	(3)	6
Commercial Loans	—	—

Total Net Loan Losses	9	(55)

Balance End of Period	$1,843	$1,807

8

NOTE 4 - NONPERFORMING ASSETS AND DELINQUENT LOANS

(Dollars in Thousands)

	September 30, 2006 (Unaudited)	December 31, 2005
Nonaccrual Loans
Real Estate	$2,175	$2,175
Installment	—	—
Commercial	—	—

Total Nonaccrual Loans	2,175	2,175
Foreclosed Properties	—	—

Total Nonperforming Assets	$2,175	$2,175

Loans 90 Days or More Past Due and Still Accruing
Real Estate	$—	$—
Installment	—	—
Commercial	—	—

Total Loans 90 Days or More Past Due	$—	$—

Item 2 - MANAGEMENT’S DISCUSSION AND ANALYSIS

The Bank

The Bank opened for business on July 1, 1996, and was created through the spin-off of the assets, liabilities and related capital of four offices located in the Fredericksburg area from Peoples National Bank, Danville, Virginia. The Bank operates under a national charter and provides full banking services. As a national bank, the Bank is subject to regulation by the Comptroller of the Currency, the Federal Deposit Insurance Corporation and the Board of Governors of the Federal Reserve System. The Bank generates commercial (including agricultural), mortgage and consumer loans and receives deposits from customers located primarily in the areas surrounding the Bank’s offices, which are located in counties of Albemarle, Spotsylvania, Stafford, Prince William and the cities of Charlottesville, Fredericksburg, and Manassas. At September 30, 2006, the Bank had $243 million in assets, $149 million in net loans, $221 million in deposits and $21 million in total shareholders’ equity.

Proposed Reorganization and Merger

On July 28, 2006, the Bank entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Blue Ridge Bank, N.A., Central National Bank, Community National Bank, First National Bank, First National Exchange Bank, Mountain National Bank, Patrick Henry National Bank, Peoples National Bank, Shenandoah National Bank (together with the Bank, the “Banks”) and Carter Bank & Trust, a new Virginia chartered bank that will be headquartered in Martinsville, Virginia. The Merger Agreement sets forth the terms and conditions pursuant to which the Banks will reorganize by merging into Carter Bank & Trust (the “Merger”).

All officers and employees of the existing Banks will remain unchanged as a result of the Merger. Worth Harris Carter, Jr. is currently Chairman of the Board and President of each of the Banks and will serve as Chairman of the Board and President of Carter Bank & Trust. Under the terms of the Merger Agreement, shareholders of each of the Banks will receive a certain number of shares in Carter Bank & Trust in exchange for each share held in the existing Banks as follows: each share of Blue Ridge Bank: 2.474 shares; each share of Central National Bank: 5.470 shares; each share of Community National Bank: 4.350 shares; each share of First National Bank: 1.613 shares; each share of First National Exchange Bank: 4.509 shares; each share of Mountain National Bank: 3.981 shares; each share of Patrick Henry National Bank: 1.112 shares; each share of Patriot Bank: 5.775 shares; each share of Peoples National Bank: 1.945 shares; and each share of Shenandoah National Bank: 3.461 shares.

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Consummation of the Merger is subject to a number of customary conditions including (i) the approval of the Merger by the shareholders of each of the Banks and Carter Bank & Trust and (ii) the receipt of all required regulatory approvals, including approval by the Virginia State Corporation Commission and the Federal Deposit Insurance Corporation. The Merger is expected to be completed in the fourth quarter of 2006 and will be accounted for using the purchase method of accounting

Critical Accounting Policies

The accounting and reporting policies of the Bank conform to generally accepted accounting principles (GAAP) in the United States of America and to general practices within the banking industry. The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. We believe the most significant of these estimates involves the allowance for loan losses because of its potential impact on our overall performance. We have described our policies in this area below. A summary of the Bank’s significant accounting policies can be found in the Notes to Financial Statements included in the Bank’s 2005 Annual Report on Form 10KSB.

In general, determining the amount of the allowance for loan losses requires significant judgment and the use of estimates by management allowing for losses inherent to the loan portfolio. The Bank maintains an allowance for loan losses to absorb probable losses in the loan portfolio based on a quarterly analysis of the portfolio. This analysis determines an appropriate level of the allowance for loan losses by considering factors affecting loan losses, including specific losses, levels and trends in impaired and non-performing loans, historical loan loss experience, current economic conditions, volume, growth and composition of the portfolio, and other relevant factors. The Bank records a provision for loan losses to maintain the allowance at an adequate level. The provision expense could increase or decrease each quarter based upon the results of management’s formal analysis.

The amount of the allowance represents management’s estimate of expected losses from existing loans based upon specific allocations for individual lending relationships and historical loss experience. The allowance for loan losses related to impaired loans is based on discounted cash flows using the loan’s initial effective interest rate or the fair value of the collateral for certain collateral dependent loans. This evaluation requires management to make estimates of the amounts and timing of future cash flows on impaired loans, which consists primarily of non-accrual and restructured loans. Actual losses for these loans can vary significantly from these estimates.

Investment securities are stated at cost, adjusted for amortization of premiums and accretion of discounts, and computed by the interest method. The Bank has positive intent and ability to hold these securities until maturity. Gains and losses on sales, if any, of securities are based upon the adjusted cost of the specific securities sold. If any of the securities are not held to maturity, the classification of the entire portfolio could change to available for sale. This could require fair value accounting for not just the tainted securities but the entire portfolio, and possibly, the recognition of unrealized losses as other than temporary in the income statement.

Real estate properties acquired through or in lieu of loan foreclosure are initially recorded at the lower of the Bank’s carrying amount or fair value less estimated selling cost at the date of foreclosure. Any write-downs based on the asset’s fair value at the date of acquisition are charged to the allowance for loan losses. After foreclosure, these assets are carried at the lower of their new cost basis or fair value less cost to sell. Costs of significant property improvements are capitalized, whereas costs relating to holding property are expensed. The portion of interest costs relating to development of real estate is capitalized. Valuations are periodically performed by management, and any write-downs are recorded as a charge to operations, if necessary, to reduce the carrying value of a property to the lower of its carrying value or fair value less cost to sell. The fair value of other real estate owned, including related selling costs, is an estimate that may change in the near term. If estimates change that decrease the expected fair value of the property, the recognition of this loss is reflected in the income statement for the period the estimate changes.

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Overview

Net Income for the first nine months of 2006 equaled $1,621,000, or $3.42 per share, compared to $1,616,000, or $3.41 per share for 2005. On an annualized basis, this represents a return on average assets of 0.88% and return on average equity of 10% compared to 0.87% and 11%, respectively, for last year.

The Bank has reduced its investments in interest-bearing deposits and U. S. Agency Securities while increasing Federal Funds Sold. These changes in asset allocation have had a positive impact on earnings. The Bank has experienced a decrease in deposits of $12.4 million or 6%, compared to December 31, 2005. All categories decreased with the exception of Certificates of Deposit, which increased.

Net interest income increased $249,000 and non-interest expense increased $233,000. Net income remained flat, increasing $5,000. We expect our net interest margins to expand, and as the new offices grow, our earnings are expected to increase.

Total liabilities at September 30, 2006 were $221,898,000, up from $233,608,000 at December 31, 2005. This was mainly due to the decrease in deposits.

Total Shareholders’ Equity at September 30, 2006 was $21,103,000. At December 31, 2005, total Shareholders’ Equity was $20,051,000.

Results of Operations

Net Interest Income. Net Interest Income is our largest source of revenue and continues to be impacted by low interest rates.

The following table details the average balances and cost and yield data for the earning assets and interest-bearing liabilities:

	For Nine Months Ended
	September 30, 2006			September 30, 2005
	Average	Income/	Yield/	Average	Income/	Yield/	Increase
	(Unaudited)
Asset/Liability	Balance	Expense	Cost	Balance	Expense	Cost	(Decrease)
Real Estate Loans	$121,323	$5,890	6.47%	$118,758	$5,112	5.74%	$778
Installment Loans	6,889	374	7.24%	4,641	250	7.18%	124
Commercial Loans	27,814	879	4.21%	23,395	860	4.90%	19

Total Loans - Net of Unearned Income	156,026	7,143	6.10%	146,794	6,222	5.65%	921
Interest-Bearing Deposits in Other Financial Institutions	11,840	422	4.75%	16,579	412	3.31%	10
Investment Securities	55,447	1,676	4.03%	52,979	1,446	3.64%	230
Federal Funds Sold	1,155	72	8.31%	20,077	352	2.34%	(280)

Total Earning Assets	$224,468	$9,313	5.53%	$236,429	$8,432	4.76%	$881

Interest-Bearing Transaction Accounts	$19,614	$79	0.54%	$25,052	$92	0.49%	$(13)
Savings Deposits (Including MMDAs)	50,801	603	1.58%	64,543	682	1.41%	(79)
Certificates of Deposit Over $100,000	22,581	667	3.94%	16,784	353	2.80%	314
Other Certificates of Deposits	52,738	1,476	3.73%	49,722	1,117	3.00%	359

Total Deposits	145,734	2,825	2.58%	156,101	2,244	1.92%	581
Notes issued to the U. S. Treasury	217	9	5.53%	283	5	2.36%	4
Federal Funds Purchased	1,999	47	3.13%	—	—	—	47

Total Interest-Bearing Liabilities	$147,950	$2,881	2.60%	$156,384	$2,249	1.92%	$632

Net Interest Income		$6,432	3.82%		$6,183	3.49%	$249

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As a result of the increase in earning assets, net interest income increased $249,000, or 4%, for the nine month period ended September 30, 2006 compared to the same period of 2005.

Allowance and Provision for Loan Losses. The Allowance for Loan Losses represents management’s estimation of the amount necessary to absorb future losses in the loan portfolio. On the Statement of Condition, the Allowance for Loan Losses is deducted from Total Loans so that the net amount shown represents the estimated realizable total loans. The Provision for Loan Losses is the amount charged to expense to maintain the Allowance at an adequate level.

The Allowance for Loan Losses was $1,843,000, or 1.2% of total loans outstanding, at September 30, 2006. In the view of management, the Allowance for Loan Losses is adequate to meet the loss contingency based on experience factors and a review of the loan portfolio.

The Provision for Loan Loss was $45,000 for the nine months ended September 30, 2006 and 2005. See Note 3 - Allowance For Loan Losses - and Note 4 - Average Balances and Net Interest Income - to the financial statements for additional information.

Non-Interest Income. Non-Interest Income decreased $71,000, or 11%, for the nine month period ended September 30, 2006, compared to the same period of 2005. The largest source of non-interest income is Services Charges, Commissions and Fees, which decreased from $615,000 at September 30, 2005 to $508,000 at September 30, 2006.

Non-Interest Expense. Non-Interest Expense increased $233,000 or 5%, for the nine month period ended September 30, 2006, compared to the same period of 2005.

Income Taxes. Income tax expense equaled $505,000 during the first nine months of 2006, as compared to $565,000 in 2005. The effective income tax rate declined between the periods, due to the decrease in income.

Net Income. Net Income after taxes increased slightly by $5,000, or 0.3%, from the prior year.

Analysis of Financial Condition

Investments. U. S. Agency Securities Investments have decreased $986,000 compared to December 31, 2005. Funds from maturing U. S. Agency Securities were invested in Federal Funds Sold.

Loans. Loans decreased $9 million, or 6%, compared to December 31, 2005. The decrease took place primarily in the real estate segment of the portfolio. Real estate secured loans made up approximately 77% of loans at September 30, 2006.

Non-Performing Assets and Impaired Loans. Non-performing assets, which consist of Nonaccrual loans and foreclosed properties, were $2,175,000 at September 30, 2006 and December 31, 2005. These totals consist entirely of Nonaccrual Loans, as the bank has no foreclosed properties.

Nonaccrual loans are those loans contractually past due 90 days or more on, which no interest is being accrued. Other real estate owned consists of real estate acquired through foreclosure. These properties are reviewed quarterly and reduced to an estimated realizable value at that time.

Deposits. Total deposits have decreased $12.4 million or 6%, compared to December 31, 2005. Increases occurred in Certificates of Deposit while all other categories decreased.

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Capital. The federal regulatory agencies use risk-based capital ratios to analyze the adequacy of a bank’s capital. These ratios weigh bank assets from 0% to 100%, depending upon the risks inherent in each type of asset. The Bank continues to meet all requirements for a well-capitalized bank as defined by the regulatory agencies.

The Following table presents the key risk-based capital ratios for the periods indicated:

	September 30, 2006	December 31, 2005
Tier 1 Ratio	13.24%	12.41%
Total Risk-Based Capital Ratio	14.40%	13.53%
Leverage Ratio	8.75%	7.88%

Shareholders’ Equity was $21,103,000 at September 30, 2006 compared to $20,051,000 at December 31, 2005.

Liquidity. Liquidity is our ability to fund both loans and investments in the normal course of business and to provide adequate protection for unexpected deposit withdrawals or other demands for funds without incurring a significant negative impact on profitability. Our primary source of day-to-day liquidity lies in the combination of cash, deposit balances, checks in process of collection, deposit growth and federal funds sold. Federal funds are excess funds that are sold to other banks, generally on a one-day basis. Normal funds from the repayment of loans and investments augment these funds.

Our secondary source of liquidity lies in our investments and deposits in other financial institutions. While our investments are categorized as held-to-maturity, they consist primarily of short-term U S Agency Securities that are readily marketable. The majority of our investment securities mature in five years or less. Interest-bearing deposits in other financial institutions generally mature in two years or less and the volume of this investment decreased for the first nine months.

Off-Balance Sheet Arrangements. Commitments to extend credit, which amounted to $25,345,000 at September 30, 2006 and $2,114,000 at December 31, 2005, respectively, represent agreements to lend to customers with fixed expiration dates or other termination clauses. Since many of the commitments are expected to expire without being funded, the total commitment amounts do not necessarily represent future liquidity requirements. Standby letters of credit are conditional commitments issued by the Bank guaranteeing the performance of a customer to a third party. Those guarantees are primarily issued to support public and private borrowing arrangements. The Bank had outstanding letters of credit in the amount of $1,118,000 at September 30, 2006 and $1,359,000 at December 31, 2005.

Recent Accounting Pronouncements. In June 2005, the FASB issued Statement No. 154, “Accounting Changes and Error Corrections”, which replaces APB Opinion No. 20, “Accounting Changes” and FASB Statement No. 3, “Reporting Accounting Changes in Interim Financial Statements.” Statement No., 154 requires that a voluntary change in accounting principle be applied retrospectively with all prior period financial statements presented on the new accounting principle. Statement No. 154 also requires that a change in method of depreciating or amortizing a long-lived non-financial asset be accounted for prospectively as a change in estimate, and correction of errors in previously issued financial statements should be termed a “restatement.” Statement No. 154 is effective for accounting changes and correction of errors made in fiscal years beginning after December 15, 2005. Management does not expect this accounting pronouncement to have a material impact on the Bank’s financial statements.

Item 3 - CONTROLS AND PROCEDURES

The Bank maintains a system of disclosure controls and procedures that is designed to ensure that material information is accumulated and communicated to management, including the Bank’s president (who is the Bank’s principal executive officer and principal financial officer), as appropriate to allow timely decisions regarding required disclosure. As required, management, with the participation of the Bank’s president, evaluated the

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effectiveness of the design and operation of the Bank’s disclosure controls and procedures as of the end of the period covered by this report. Based on this evaluation, the Bank’s president concluded that the Bank’s disclosure controls and procedures were operating effectively to ensure that information required to be disclosed by the Bank in reports that it files or submits under the Securities Exchange Act of 1934, as amended, is recorded, processed, summarized, and reported within the time periods specified in the rules and forms of the SEC.

Because of the inherent limitations in all control systems, no evaluation of controls can provide absolute assurance that the Bank’s disclosure controls and procedures will detect or uncover every situation involving the failure of persons within the Bank to disclose material information otherwise required to be set forth in the Bank’s periodic reports.

The Bank’s management is also responsible for establishing and maintaining adequate internal control over financial reporting to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. There were no changes in the Bank’s internal control over financial reporting during the Bank’s quarter ended September 30, 2006 that have materially affected, or are reasonably likely to materially affect, the Bank’s internal control over financial reporting.

PART II - OTHER INFORMATION

Item 1 - LEGAL PROCEEDINGS.

There are no materials pending legal proceedings to which the Bank is a party or to which the property of the Bank is subject.

Item 2 - UNREGISTERED SALES OF EQUITY SECURITIES AND USE OF PROCEEDS.

None.

Item 3 - DEFAULTS UPON SENIOR SECURITIES.

None.

Item 4 - SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

Item 5 - OTHER INFORMATION

None.

Item 6 - EXHIBITS AND REPORTS ON FORM 8-K

Exhibits:

2.1	Agreement and Plan of Merger, dated as of July 28, 2006, by and among Blue Ridge Bank, N.A., Central National Bank, Community National Bank, First National Bank, First National Exchange Bank, Mountain National Bank, Patrick Henry National Bank, Patriot Bank, National Association, Peoples National Bank, Shenandoah National Bank and Carter Bank & Trust (incorporated by reference to Exhibit 2.1 to Form 8-K filed with the Office of the Comptroller of the Currency on July 31, 2006).

3.1	Articles of Association (filed with the Office of the Comptroller of the Currency prior to the opening of the Bank)

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3.2	Amended and Restated Bylaws (as amended and restated through February 17, 2005) (incorporated by reference to Exhibit 3.2 to Form 8-K filed with the Office of the Comptroller of the Currency on February 17, 2005)

31	Certification by principal executive officer and principal financial officer pursuant to Rule 13a-14(a)

32	Certification of principal executive officer and principal financial officer pursuant to 18 U.S.C. § 1350

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PATRIOT BANK, N.A.

Date: November 13, 2006
Worth Harris Carter, Jr.
Chairman of the Board and President (Principal executive officer and principal financial officer)

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Exhibit 31

CERTIFICATION

I, Worth Harris Carter, Jr., certify that:

1.	I have reviewed this quarterly report on Form 10-QSB of Patriot Bank, N.A.;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.	Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the small business issuer as of, and for, the periods presented in this report;

4.	I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the small business issuer and have:

(a)	Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under my supervision, to ensure that material information relating to the small business issuer, including its consolidated subsidiaries, is made known to me by others within those entities, particularly during the period in which this report is being prepared;

(b)	Evaluated the effectiveness of the small business issuer’s disclosure controls and procedures and presented in this report my conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(c)	Disclosed in this report any change in the small business issuer’s internal control over financial reporting that occurred during the small business issuer’s most recent fiscal quarter (the small business issuer’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the small business issuer’s internal control over financial reporting; and

5.	I have disclosed, based on my most recent evaluation of internal control over financial reporting, to the small business issuer’s auditors and the audit committee of the small business issuer’s board of directors (or persons performing the equivalent functions):

(a)	All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the small business issuer’s ability to record, process, summarize and report financial information; and

(b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the small business issuer’s internal control over financial reporting.

Date: November 13, 2006
Worth Harris Carter, Jr.
Chairman of the Board and President (principal executive officer and principal financial officer)

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Exhibit 32

CERTIFICATION OF

PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350)

The undersigned, as the principal executive officer and principal financial officer of Patriot Bank, N.A., certifies that, to the best of his knowledge and belief, the Quarterly Report on Form 10-QSB for the period ended September 30, 2006 which accompanies this certification fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of Patriot Bank, N.A. at the dates and for the periods indicated. The foregoing certification is made pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350) and shall not be relied upon for any other purpose. The undersigned expressly disclaims any obligation to update the foregoing certification except as required by law.

Date: November 13, 2006
Worth Harris Carter, Jr.
Chairman of the Board and President (principal executive officer and principal financial officer)

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Annex AA

OFFICE OF THE COMPTROLLER OF THE CURRENCY

WASHINGTON, D.C. 20552

FORM 10-K/A

AMENDMENT NO. 1

☒	ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the fiscal year ended December 31, 2005

OR

☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from              to

Commission file number: n/a

PEOPLES NATIONAL BANK

(Exact name of registrant as specified in its charter)

National Bank	54-0500948
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

141 Westover Drive Danville, Virginia	24541
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (434) 793-3321

Securities registered pursuant to Section 12(b) of the Exchange Act: None

Securities registered pursuant to Section 12(g) of the Exchange Act: None

Indicate by check mark if the registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act.    Yes  ☐    No  ☒

Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 or Section 15(d) of the Act.    Yes  ☐    No   ☒

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.    Yes  ☒    No  ☐

Indicate by check mark if disclosure of delinquent filers in response to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of registrant’s knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K.  ☒

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, or a non-accelerated filer. See definition of “accelerated filer and large accelerated filer” in Rule 12b-2 of the Exchange Act.

Large accelerated filer  ☐    Accelerated filer  ☐    Non-accelerated filer  ☒

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Act).    Yes  ☐    No  ☒

The aggregate market value of the registrant’s voting and non-voting common stock held by nonaffiliates as of June 30, 2005 was $36,453,000.

As of March 16, 2006, there were issued and outstanding 2,375,683 shares of the registrant’s common stock.

DOCUMENTS INCORPORATED BY REFERENCE

Portions of the 2005 Annual Report to Shareholders, as revised, which is attached hereto as Exhibit 13, are incorporated by reference in Part II of this report.

PEOPLES NATIONAL BANK

2005 ANNUAL REPORT ON FORM 10-K/A

EXPLANATORY NOTE

Peoples National Bank (the “Bank”) is simultaneously submitting the following amended filings: (i) Form 10-K/A for the year ended December 31, 2005, (ii) Form 10-Q/A for the quarter ended June 30, 2006. These amended filings update the Bank’s reported financial information for the year ended December 31, 2005 and for the affected quarters of 2005 and 2006.

This amendment amends the Annual Report on Form 10-K filed by the Bank on April 6, 2006 (the “Original Filing”). The purpose of this amendment is to change the Bank’s financial statements and related footnote disclosures, related selected financial data, and related MD&A discussion for the periods covered by this Form 10-K/A to match the amended Consolidated Reports of Condition and Income (“Call Reports”) the Bank filed in June 2006 at the direction of the Office of the Comptroller of the Currency (“OCC”) to place on nonaccrual one loan to a borrower group secured by a first deed of trust on a hotel property in Virginia.

The amendments to the financial statements consist of the following:

(Dollars in thousands)

	As Originally Presented	Changes	As Revised
Statements of Financial Condition:
Net Loans	$204,632	$(69)	$204,563
Other Assets	4,963	7	4,970

Statements of Income:
Interest Income	17,458	(94)	17,364
Income Taxes	692	(32)	660
Net Income	2,081	(62)	2,019

Statements of Cash Flows:
Net cash from operating activities	1,284	(69)	1,215
Net cash from investing activities	(17,018)	69	(16,949)

Statements of Changes in Shareholders’ Equity:
Undivided profits	6,571	(62)	6,509

The Bank’s accountants previously advised the Bank that the financial statements included in the Original Filing were prepared in accordance with Generally Accepted Accounting Principles and that the amounts involved in the amendment of the Call Reports were not material. However, the OCC has advised the Bank that the financial statements in this Annual Report must be identical with the Bank’s Call Reports, as amended, to comply with OCC policy.

This Form 10-K/A does not change any of the information contained in Items 1-5, 7A, or 9-15 of the Original Filing, and which is repeated in this amended filing. Except for the changes noted above, references throughout this Form 10-K/A are accurate as of the date this Annual Report was originally filed and have not been updated to reflect events occurring subsequent to the original filing date.

Importantly, as of the date of this amended filing, the collateral securing the loan at issue has been liquidated as part of the Bank’s collection process and the loan has been paid in full. Therefore, all interest income adjusted in this Form 10-K/A will be reported by the Bank as income earned in the third quarter of 2006.

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FORWARD–LOOKING STATEMENTS

This report contains statements concerning the Bank’s expectations, plans, objectives, future financial performance and other statements that are not historical facts. These statements may constitute “forward-looking statements” as defined by federal securities laws. In some cases, readers can identify the forward-looking statements by the use of words such as “may,” “will,” “should,” “could,” “expect,” “plan,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative or other variations of these words, or other comparable words or phrases. These statements may address issues that involve estimates and assumptions made by management, risks and uncertainties, and actual results could differ materially from historical results or those anticipated by such statements. Factors that could have a material adverse effect on the Bank’s operations and future prospects include, but are not limited to, changes in: interest rates; general and local economic conditions; the legislative/regulatory climate; monetary and fiscal policies of the U.S. government, including policies of the U.S. Treasury and the Federal Reserve Board; the quality or composition of loan or investment portfolios; demand for loan products; deposit flows; competition; demand for financial services in our market area and accounting principles, policies and guidelines. These risks and uncertainties should be considered in evaluating the forward-looking statements contained herein, and readers are cautioned not to place undue reliance on such statements, which speak only as of the date of this report.

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PART I

ITEM 1. BUSINESS.

General

The Bank converted to a national banking association in 1995. The Bank originally began business as a state-chartered bank in November 1976. The main office is at 141 Westover Drive, Danville, Virginia. At December 31, 2005, the Bank had 140 full-time and 7 part-time employees, $357 million in assets, $205 million in net loans, $319 million in deposits, and $38 million in total shareholders’ equity.

The Bank is a full service community bank that provides an array of financial products and services to its customers, including a variety of interest-bearing and non-interest bearing demand deposit accounts; savings and money market accounts; certificates of deposit; commercial, installment, and real estate mortgage loans (commercial and residential); and safe deposit rental facilities. The Bank also sells travelers checks, money orders and cashier’s checks.

Market Area

The Bank’s primary service area currently consists of the City of Danville and Pittsylvania County, Virginia and Alamance, Chatham, Cumberland, Lee, Pitt, Robeson, Wayne, and Wilson counties in North Carolina. The Bank conducts a general commercial banking business in its service area, and focuses on serving the banking needs of small-to-medium sized businesses, professional concerns and individuals.

Goals and Strategy

The Bank’s goal is to become a leading financial institution in its market area by opening new offices and providing a full array of banking services. Management believes that the on-going consolidation of the banking industry has created an opportunity for community-based lenders like the Bank that emphasize retail lending and superior customer service. The Bank’s business strategy is to target individuals, businesses and professionals in the area for loans, deposits, and other financial services and to explore selected opportunities to establish branches in areas that demographically compliment the Bank’s existing customer base.

Deposits and Loan Products

The Bank offers a full range of deposit services including LIFETIME FREE CHECKING, NOW accounts, savings accounts, retirement accounts and other deposit accounts of various types, ranging from money market accounts to longer-term certificates of deposit. The transaction accounts and time certificates are tailored to the Bank’s principal market at competitive rates. All deposit accounts are insured by the Federal Deposit Insurance Corporation (“FDIC”) up to the maximum amount allowed by law (generally $100,000 per depositor subject to aggregation rules). The Bank solicits these accounts from individuals, businesses, associations, organizations, and governmental entities.

The Bank also offers a full range of commercial and personal loans. Commercial loans include both secured and unsecured loans. Consumer loans include secured and unsecured loans for financing automobiles, home improvements, education and personal investments. The Bank also makes real estate construction and acquisition loans and originates and holds fixed and variable rate mortgage loans.

The Bank’s lending activities are subject to a variety of lending limits imposed by federal law. While differing limits apply in certain circumstances based on the type of loan or the nature of the borrower (including the borrower’s relationship to the Bank), in general the Bank is subject to a loan-to-one borrower limit of an amount equal to 15% of the Bank’s unimpaired capital and surplus. The Bank may not make loans to any director, officer, employee or 10% shareholder of the Bank unless the loan is approved by the Board of Directors and is made on terms not more favorable than are made available to a person not affiliated with the Bank.

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Other bank services include safe deposit boxes, travelers checks, direct deposit of payroll and social security checks, and automated drafts for various accounts. The Bank has no current plans to exercise trust powers.

Bank Lending Practices

The Bank’s lending efforts are directed to making loans to individuals and businesses in its market area. The Bank has both purchased and sold participation loans with other banks in the past and may do so in the future. The Bank believes that its lending and credit policies are conservative.

The Bank’s primary lending program has been the origination of loans secured by real estate. The Bank evaluates both the borrower’s ability to make principal and interest payments and the value of the property that will secure the loan.

Residential mortgage loans generally are made on the basis of the borrower’s ability to make repayment from employment and other income and are secured by real estate that can be readily valued. The Bank offers both adjustable-rate and fixed-rate loans.

In contrast, commercial real estate loans typically are made on the basis of the borrower’s ability to make repayment from cash flow from its business and are secured by business properties. The Bank’s primary non-residential real estate loan products have rates that are fixed for three to five years and then become adjustable. Commercial loans typically involve larger loan balances concentrated with single borrowers or groups of related borrowers.

The Bank also makes consumer loans, including unsecured personal loans, automobile loans, deposit account loans, installment loans and time loans. The Bank’s primary consideration when making such consumer loans is the customer’s ability to repay the loan. Consumer loans generally warrant higher interest rates and fees, but such loans, particularly unsecured consumer loans, also may entail greater risk than residential mortgage loans. Even when a loan is secured, repossessed collateral for a defaulted consumer loan may not provide an adequate source of repayment. Consumer loan collections are dependent on the borrower’s continuing financial stability, and are more likely to be affected adversely by job loss, divorce, illness, or personal bankruptcy. Various federal and state laws, including bankruptcy and insolvency laws, may limit the amount that can be recovered on such loans and such loans may give rise to claims and defenses by a consumer loan borrower.

The Bank also makes commercial loans to qualified small businesses in its market area. Commercial business loans generally have a higher degree of risk than mortgage loans, but have commensurately higher yields. To manage these risks, the Bank generally secures appropriate collateral and carefully monitors the financial condition of its business borrowers.

Competition

The Bank experiences significant competition in attracting depositors and borrowers. Competition in lending activities comes principally from other commercial banks, savings associations, insurance companies, governmental agencies, credit unions, and brokerage firms. Competition for deposits comes from other commercial banks, savings associations, money market and mutual funds, credit unions, insurance companies and brokerage firms. Many of the financial organizations competing with the Bank have greater financial resources than the Bank. Many of these financial organizations also have greater geographic coverage and some offer bank and bank-related services which the Bank does not offer.

The Bank primarily focuses on non-major metropolitan markets in which to provide products and services. Management believes the Bank has developed a niche and a certain level of expertise in serving these communities.

5

Supervision and Regulation

Financial institutions are extensively regulated under federal and state law. Consequently, the growth and earnings performance of the Bank can be affected not only by management decisions and general economic conditions, but also by the statutes administered by, and the regulations and policies of, various governmental regulatory authorities including, but not limited to, the Office of the Comptroller of the Currency (“OCC”), the Federal Reserve Board (“FRB”), the FDIC, the Internal Revenue Service, federal and state taxing authorities, and the Securities and Exchange Commission. The effect of such statutes, regulations and policies can be significant, and cannot be predicted with a high degree of certainty.

Federal and state laws and regulations generally applicable to financial institutions regulate, among other things, the scope of business, investments, reserves against deposits, capital levels relative to operations, the nature and amount of collateral for loans, the establishment of branches, mergers, consolidations and dividends. The system of supervision and regulation applicable to the Bank establishes a comprehensive framework for their respective operations and is intended primarily for the protection of the FDIC’s deposit insurance funds and the depositors, rather than the shareholders, of the Bank.

The following references to material statutes and regulations affecting the Bank are brief summaries thereof and do not purport to be complete, and are qualified in their entirety by reference to such statutes and regulations. Any change in applicable law or regulations may have a material effect on the business of the Bank.

Finally, the Bank is subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended, including but not limited to, filing annual, quarterly and other current reports with the OCC.

Regulatory Capital Requirements

All financial institutions are required to maintain minimum levels of regulatory capital. The OCC has established risk-based and leveraged capital standards for the financial institutions they regulate. The OCC also may impose capital requirements in excess of these standards on a case-by-case basis for various reasons, including financial condition or actual or anticipated growth. Under the risk-based capital requirements, the Bank is required to maintain a minimum ratio of total capital to risk-weighted assets of at least 8%. At least half of the total capital is required to be “Tier 1 capital,” which consists principally of common and certain qualifying preferred shareholders’ equity, less certain intangibles and other adjustments. The remainder, “Tier 2 capital,” consists of a limited amount of subordinated and other qualifying debt (including certain hybrid capital instruments) and a limited amount of the general loan loss reserve.

In addition, the federal regulatory agencies have established a minimum leveraged capital ratio (Tier 1 capital to period end total assets). These guidelines provide for a minimum leveraged capital ratio of 4%. The guidelines also provide that banking organizations experiencing internal growth or making acquisitions will be expected to maintain strong capital positions substantially above the minimum supervisory levels, without significant reliance on intangible assets.

As of December 31, 2005 and 2004, the Bank qualified as “well-capitalized” institution (see Note 16 to the Financial Statements filed herewith).

Insurance of Accounts, Assessments and Regulation by the FD1C

The Bank is a member of the Bank Insurance Fund (“BIF”) of the FDIC. As a BIF-insured institution, the Bank is subject to FDIC rules and regulations as administrator of the BIF. The Bank’s deposits are insured up to $100,000 per insured depositor, as defined by law and regulation. As insurer, the FDIC is authorized to conduct examinations of and to require reporting by BIF institutions. The actual assessment to be paid by each BIF member is based on the institution’s assessment risk classification and whether the institution is considered by its supervisory agency to be financially sound or to have supervisory concerns.

Under the FDIC’s risk-based insurance system, BIF-insured institutions are currently assessed premiums of between

6

zero and twenty seven cents per $100 of eligible deposits, depending on the institution’s capital position and other supervisory facts. Congress has enacted legislation that, among other things, provides for assessments against BIF-insured institutions that will be used to pay certain Financing Corporation (“FICO”) obligations.

The FDIC is authorized to prohibit any BIF-insured institution from engaging in any activity that the FDIC determines by regulation or order to pose a serious threat to the insurance fund. Also, the FDIC may initiate enforcement actions against banks after first giving the institution’s primary regulatory authority an opportunity to take such action. The FDIC may terminate the deposit insurance of any depository institution, including the Bank, if it determines, after a hearing, that the institution has engaged or is engaging in unsafe or unsound practices, is in an unsafe or unsound condition to continue operations, or has violated any applicable law, regulation, order or any condition imposed in writing by the FDIC. It also may suspend deposit insurance temporarily during the hearing process for the permanent termination of insurance, if the institution has no tangible capital. If deposit insurance is terminated, the deposits at the institution at the time of termination, less subsequent withdrawals, shall continue to be insured for a period from six months to two years, as determined by the FDIC. Management is aware of no existing circumstances that could result in termination of the Bank’s deposit insurance.

Other Safety and Soundness Regulations

The federal banking agencies have broad powers under current federal law to take prompt corrective action to resolve problems of insured depository institutions. The extent of these powers depends upon whether the institutions in question are “well capitalized,” “adequately capitalized,” “undercapitalized,” “significantly undercapitalized” or “critically undercapitalized,” as such terms are defined under uniform regulations issued by each of the federal banking agencies.

Community Reinvestment

The requirements of the Community Reinvestment Act (“CRA”) affect the Bank. The CRA imposes on financial institutions an affirmative obligation to help meet the credit needs of their local communities, including low- and moderate-income neighborhoods, consistent with the safe and sound operation of those institutions. Each financial institution’s efforts in helping meet community credit needs currently are evaluated as part of the examination process pursuant to a new regulation recently adopted by the banking regulatory agencies. Under the new regulation a financial institution’s efforts in helping meet its community’s credit needs are evaluated, based on the particular institution’s Total Assets, according to a lending test, a community development test in addition to the lending test, or the three-pronged (lending, investment and service) test, all which replace the twelve assessment factors used previously. The grade received by a bank is considered in evaluating mergers, acquisitions and applications to open a branch or facility. To the best knowledge of the Bank, it is meeting its obligations under the CRA.

Effect of Governmental Monetary Policies

As with other financial institutions, the earnings of the Bank are affected by general economic conditions as well as by the monetary policies of the Federal Reserve Board. Such policies, which include regulating the national supply of bank reserves and bank credit, can have a major effect upon the source and cost of funds and the rates of return earned on loans and investments. The Federal Reserve System exerts a substantial influence on interest rates and credit conditions, primarily through establishing target rates for federal funds, open market operations in U.S. Government securities, varying the discount rate on member bank borrowings and setting cash reserve requirements against deposits. Changes in monetary policy, including changes in interest rates, will influence the origination of loans, the purchase of investments, the generation of deposits, and rates received on loans and investment securities and paid on deposits. Fluctuations in the Federal Reserve Board’s monetary policies have had a significant impact on the operating results of the Bank and all financial institutions in the past and are expected to continue to do so in the future.

Employees

The Bank had 140 full-time and 7 part-time employees as of December 31, 2005. The Bank believes that its relationship with its employees is good, and no employees are represented by a labor union.

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ITEM 1A. RISK FACTORS

An investment in Peoples National Bank’s securities may involve risks due to the nature of the business we engage in and activities related to that business. The following are the most significant risks associated with the business or activities associated with conducting that business:

Business Risk. Peoples National Bank’s business is based primarily upon providing basic banking products and services to small, localized markets in Virginia and North Carolina, delivered through our branch network. Peoples National Bank’s business is subject to a range of banking competition, from other community banking institutions to large, diversified, multi-national financial services providers. Risks associated with our business include:

•	Timely development of competitive products and services by Peoples National Bank and the acceptance of these products and services by new and existing customers;

•	The willingness of customers to substitute competitors’ products and services for Peoples National Bank’s products and services and vice versa;

•	The impact of changes in financial services’ laws and regulations, specifically laws concerning the business of banking;

•	A downturn in the real estate market could negatively affect the bank’s business because a significant portion (approximately 77% as of December 31, 2005) of its loans are secured by real estate;

•	Technological changes; and

•	Changes in consumer spending and saving habits.

Credit Risk. As a lending institution, the credit quality of Peoples National Bank’s loan portfolio can have a significant impact on our earnings. Credit risk is the risk of loss due to adverse changes in a borrower’s ability to meet its financial obligations under agreed upon terms. Risks associated with our credit quality include:

•

The strength of the United States economy in general and the strength of the local economies in which Peoples National Bank conducts operations may be different than expected resulting in, among other things, a deterioration in credit quality or a reduced demand for credit, including the resultant effect on Peoples National Bank’s loan portfolio and allowance for loan losses; and

•	Adverse changes in the financial performance and/or condition of Peoples National Bank’s borrowers that could impact repayment of such borrowers’ outstanding loans.

Market Risk. Peoples National Bank’s business is subject to market risk. The components of market risk are interest rate risk inherent in our balance sheet, price risk in our principal investing portfolio and market value risk in our trading portfolios. Risks associated with managing market risk include:

•	The effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve Board; and

•	Inflation, interest rate, market and monetary fluctuations.

Operational Risk. Operational risk is the risk of loss from inadequate or failed internal processes, people and systems or from external events. Risks associated with operational risk include:

•	Unanticipated judicial proceedings or rulings;

•	Matters impacting our business or ethical reputation;

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•	The impact of changes in accounting principles;

•	The impact of criminal activity committed against the bank including, but not limited to, robbery or embezzlement.

Expansion of Branch Locations. We plan to open fourteen (14) additional branch locations, which is consistent with our overall business strategy of providing convenient locations to market our products and services. These new locations will allow us to expand core business opportunities within Peoples National Bank’s market.

•	There are risks involved in this strategy that include:

•	The risk that core business opportunities not develop as projected in the planning phase of branch network expansion;

•	The risk that expenses associated with staffing and opening new offices will have a short term negative impact on the net earnings of the bank;

•	The risk that expected revenue from new locations not be fully realized, or realized within expected time frames.

ITEM 1B. UNRESOLVED STAFF COMMENTS

None.

ITEM 2. PROPERTIES.

The Bank’s main office is located in a one and one half story office building located at 141 Westover Drive, Danville, Virginia. The Bank also operates nineteen additional offices, six of which are located in Virginia and thirteen are located in North Carolina. The Bank owns thirteen of the offices free and clear of encumbrances, while the other seven are held under operating leases. These leases are described in Footnotes 7 and 18 in the Financial Statements.

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The Bank’s offices are detailed in the table below:

Location	Address		Lease/Own
Downtown Office	110 S. Market Street	Danville, VA 24541	Own
Westover Office	141 Westover Drive	Danville, VA 24541	Own
Chatham Office	140 S. Main Street	Chatham, VA 24531	Own
North Danville Office	3060 N. Main Street	Danville, VA 24541	Own
58 East Office	140 Kentuck Road	Danville, VA 24541	Own
Blairs Office	5406 US 29 North	Blairs, VA 24527	Lease
South Main Office	903 South Main Street	Danville, VA 24541	Lease
North Church Street Office	1534 North Church Street	Burlington, NC 27217	Own
Country Club Road Office	697 Country Club Road	Fayetteville, NC 28301	Lease
Rowan Street Office	123 Rowan Street	Fayetteville, NC 28301	Lease
Nash Street Office	208 West Nash Street	Wilson, NC 27893	Own
Ward Boulevard Office	2803 Ward Blvd.	Wilson, NC 27893	Lease
Arlington Boulevard Office	2100 West Arlington Blvd.	Greenville, NC 27834	Lease
Siler City Office	101 East Raleigh Road	Siler City, NC 27344	Own
Lumberton Office	604 North Chestnut Street	Lumberton, NC 28358	Own
Bethel Office	James & Railroad Streets	Bethel, NC 27812	Own
Horner Road Office	1001 South Horner Road	Sanford, NC 27330	Lease
Webb Avenue Office	106 South Broad Street	Burlington, NC 27217	Own
Mt. Olive Office	215 N. Center Street	Mt. Olive, NC 28365	Own
Fayetteville Road	4601 Fayetteville Road	Lumberton, NC 28358	Own

We also have existing offices in Rocky Mount, Southern Pines, Graham and Smithfield, NC that we plan to open during 2006. Our present Wilson office on Ward Boulevard will be relocated to Forest Hills Road for better location and facilities. Eight additional offices have been acquired in Virginia; six are in the Richmond area – one each in Ashland and Chesterfield County and four in Henrico County. Two are in the Shenandoah Valley area – Stephens City and Winchester. We are currently preparing these offices to open.

The Bank has acquired title to other parcels of real estate through the normal course of its lending activities. The book values of these properties equaled $257,000 and $128,000 as of December 31, 2005 and 2004, respectively.

Management considers these properties to be in good condition. Adequate insurance is maintained on each of these properties.

ITEM 3. LEGAL PROCEEDINGS.

There are no material pending legal proceedings to which the Bank is a party or to which the property of the Bank is subject.

ITEM 4. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No matters were submitted to a vote of security holders during the fourth quarter of the fiscal year covered by this report.

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EXECUTIVE OFFICER OF THE REGISTRANT

Name (Age)	Officer Since	Principal Occupation During Past Five Years
Worth Harris Carter, Jr. (68)	1976	Chairman of the Board of First National Bank since 1976, President since 1986

		Chairman of the Board and President of Patrick Henry National Bank since 1977

		Chairman of the Board of Peoples National Bank since 1976, President since 1981

		Chairman of the Board of Blue Ridge Bank since 1982, President since 2004

		Chairman of the Board and President of Community National Bank since 1985

		Chairman of the Board and President of Mountain National Bank since 1996

		Chairman of the Board and President of Shenandoah National Bank since 1996

		Chairman of the Board and President of Central National Bank since 1996

		Chairman of the Board and President of Patriot Bank since 1996

		Chairman of the Board and President of First National Exchange Bank since 1998

		Chairman of the Board and President of Mortgage Company of Virginia since 1984

		Chairman of the Board and President of Bank Services of Virginia, Inc. since 1984

		Chairman of the Board and President of Bank Building Corporation since 1988

		Chairman of the Board and President of Bank Services Insurance, Inc. since 2003

		Chairman of the Board and President of Coresoft, Inc. since 2004

		Manager of Blackstone Properties LLC since 1998

PART II

ITEM 5. MARKET FOR REGISTRANT’S COMMON EQUITY, RELATED STOCKHOLDER MATTERS AND ISSUER PURCHASES OF EQUITY SECURITIES.

The Bank is authorized to issue 2.5 million shares of common stock with a par value of $1.00. This stock has full voting rights, and full preemptive rights. There were 2,375,683 shares outstanding as of December 31, 2005 and December 31, 2004. This is the only class of authorized stock.

The Bank’s common stock is traded locally with no established trading market and no known market makers.

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The quarterly high and low prices, based on transactions made known to the Bank, and quarterly dividends for the common stock for 2005 and 2004 are presented below:

	High	Low	High	Low	2005	2004
First Quarter	$23	$22	$25	$22	$0.20	$0.20
Second Quarter	23	20	25	22	0.20	0.20
Third Quarter	20	20	22	22	0.20	0.20
Fourth Quarter	20	19	22	21	0.20	0.20

Holders. As of March 16, 2006, there are approximately 714 holders of record of the Bank’s outstanding common stock.

Dividends. The amount of dividends that may be paid by the Bank will depend on the Bank’s earnings and capital position and is limited by federal law, regulations and policies. A national bank may not pay dividends from its capital; all dividends must be paid out of undivided profits then on hand, after deducting expenses, including reserves for losses and bad debts. In addition, the approval of the OCC is required if the total of all dividends declared by a national bank in any calendar year exceeds the total of its net profits for that year combined with its retained net profits for the preceding two years, less any required transfers to surplus. The Bank may not pay a dividend if, after giving effect to the dividend, the Bank would be undercapitalized.

The dividend payment history per quarter for the last two years is presented above. The Bank’s ability to declare similar cash dividends in the future is dependent upon the Bank’s future performance and other factors.

ITEM 6. SELECTED FINANCIAL DATA.

The information required by this Item is included in the Bank’s annual report to shareholders for the year ended December 31, 2005, as revised (the “Annual Report”), which is attached hereto as Exhibit 13 and is incorporated herein by reference. The information appears in the Annual Report under the caption “Summary of Operations.”

ITEM 7. MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATION.

The information required by this Item is included in the Bank’s Annual Report, which is attached hereto as Exhibit 13 and is incorporated herein by reference. The information appears in the Annual Report under the caption “Management’s Discussion and Analysis of Financial Condition and Results of Operation.”

ITEM 7A. QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK.

The information required by this Item is included in the Bank’s Annual Report, which is attached hereto as Exhibit 13 and is incorporated herein by reference. The information appears in the Annual Report under the caption “Interest Sensitivity Analysis.”

ITEM 8. FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA.

The report of the independent registered public accounting firm, audited financial statements of the Bank and accompanying notes and supplementary data required by this Item are included in the Bank’s Annual Report, which is attached hereto as Exhibit 13 and is incorporated herein by reference.

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ITEM 9. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE.

None.

ITEM 9A. CONTROLS AND PROCEDURES.

The Bank maintains a system of disclosure controls and procedures that is designed to ensure that material information is accumulated and communicated to management, including the Bank’s president (who is the Bank’s principal executive officer and principal financial officer), as appropriate to allow timely decisions regarding required disclosure. As required, management, with the participation of the Bank’s president, evaluated the effectiveness of the design and operation of the Bank’s disclosure controls and procedures as of the end of the period covered by this report. Based on this evaluation, the Bank’s president concluded that the Bank’s disclosure controls and procedures were operating effectively to ensure that information required to be disclosed by the Bank in reports that it files or submits under the Securities Exchange Act of 1934, as amended, is recorded, processed, summarized, and reported within the time periods specified in the rules and forms of the SEC.

Because of the inherent limitations in all control systems, no evaluation of controls can provide absolute assurance that the Bank’s disclosure controls and procedures will detect or uncover every situation involving the failure of persons within the Bank to disclose material information otherwise required to be set forth in the Bank’s periodic reports.

The Bank’s management is also responsible for establishing and maintaining adequate internal control over financial reporting to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. There were no changes in the Bank’s internal control over financial reporting during the Bank’s fourth quarter ended December 31, 2005 that have materially affected, or are reasonably likely to materially affect, the Bank’s internal control over financial reporting.

ITEM 9B. OTHER INFORMATION.

None.

PART III

ITEM 10. DIRECTORS AND EXECUTIVE OFFICERS OF THE REGISTRANT.

The information regarding the Bank’s executive officer is contained in Part I of this Report on Form 10-K/A.

Name and Business Experience	Age	Director Since
Buchanan, George B., Jr.	70	12/78
George B. Buchanan is Chairman of the Board of Patricia Grand Hotels, Inc. He was previously President of Danville Plywood Corporation for more than five years. He also has served as a director of Central National Bank, Lynchburg, VA since 1996.

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Name and Business Experience	Age	Director Since
Carter, Worth Harris, Jr.	68	11/76
Chairman of the Board and President

Worth Harris Carter, Jr. is a director and officer of the following companies:

Chairman of the Board of First National Bank since 1976, President since 1986

Chairman of the Board and President of Patrick Henry National Bank since 1977

Chairman of the Board of Blue Ridge Bank since 1982, President since 2004

Chairman of the Board and President of Community National Bank since 1985

Chairman of the Board and President of Mountain National Bank since 1996

Chairman of the Board and President of Shenandoah National Bank since 1996

Chairman of the Board and President of Central National Bank since 1996

Chairman of the Board and President of Patriot Bank since 1996

Chairman of the Board and President of First National Exchange Bank since 1998

Chairman of the Board and President of Mortgage Company of Virginia since 1984

Chairman of the Board and President of Bank Services of Virginia, Inc. since 1984

Chairman of the Board and President of Bank Services Insurance, Inc. since 2003

Chairman of the Board and President of Coresoft, Inc. since 2004

Chairman of the Board and President of Bank Building Corporation since 1988

Manager of Blackstone Properties LLC since 1998

Kendrick, Brenda A.	57	2/05
Brenda A. Kendrick is Senior Vice President of Peoples National Bank, Danville, VA and has been for more than 5 years.

Moses, James C.	74	8/77
James C. Moses is President of Moses Insurance Agency, Inc. and has been for more than five years. He also has served as a director of Central National Bank since 1996 and of Patriot Bank, National Association since 1996.

Williams, R. E.	72	8/77
R. E. Williams is retired. Previously he was President of Dry Fork Milling Company Inc., Danville, Virginia for more than five years. He also has served as director of Central National Bank since 1996, Patriot Bank, National Association since 1996 and of Bank Building Corporation since 1995.

The Board of Directors is not aware of any family relationship between any Director, executive officer or person nominated by the Bank to become a Director; nor is the Board of Directors aware of any involvement in legal proceedings that would be material to an evaluation of the ability or integrity of any Director, executive officer or person nominated to become a Director.

AUDIT COMMITTEE REPORT OF THE BOARD OF DIRECTORS

The entire Board of Directors functions as the Bank’s Audit Committee and in this capacity met four times in 2005. The functions of the Board in the audit area are focused on three areas:

•	the adequacy of the Bank’s internal controls and financial reporting process and the reliability of the financial statements;

•	the independence and performance of the Bank’s internal auditors and independent auditors; and

•	the Bank’s compliance with legal and regulatory requirements.

We meet with management periodically to consider the adequacy of the Bank’s internal controls and the objectivity of its financial reporting. We discuss these matters with the Bank’s independent auditors and with appropriate financial personnel and internal auditors.

We also periodically review the performance of the independent auditors and their independence from management.

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All of the Directors who serve as the Bank’s Audit Committee, with the exception of Chairman of the Board and President Carter, are “independent” for the purposes of the Nasdaq Stock Market listing standards.

The Board has not adopted a written charter setting forth the responsibilities and authority of the Board in its capacity as the Audit Committee. Although Mr. Carter is not independent under the Nasdaq Stock Market or SEC standards for audit committee membership, the Board of Directors has determined that Mr. Carter possesses the knowledge and experience required to be considered an audit committee financial expert. In addition, the Board of Directors believes that all of the Bank’s Directors possess the financial knowledge and expertise necessary to protect the Bank’s shareholders in performing the functions of an audit committee.

Management has primary responsibility for the Bank’s financial statements and the overall reporting process, including the Bank’s system of internal controls.

The independent auditors audit the annual financial statements prepared by management, express an opinion as to whether those statements fairly present the financial position, results of operations and cash flows of the Bank in conformity with generally accepted accounting principles and discuss with us any issues they believe should be raised with us.

This year, we reviewed the Bank’s audited financial statements and met with both management and Goodman & Company, LLP, the Bank’s independent auditors, to discuss those financial statements. Management has represented to us that the financial statements were prepared in accordance with generally accepted accounting principles.
We have received from and discussed with Goodman & Company the written disclosure and the letter required by Independence Standards Board Statement No. 1 (Independence Discussions with Audit Committees) relating to that firm’s independence from the Bank. We also discussed with Goodman & Company the matters required to be discussed by Statement on Auditing Standard No. 61 (Communication with Audit Committees).

Based on these reviews and discussions, we recommended to the Board that the Bank’s audited financial statements be included in the Bank’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005 for filing with the Office of the Comptroller of the Currency (“OCC”).

Directors

George B. Buchanan, Jr.

Worth Harris Carter, Jr.

Brenda A. Kendrick

James C. Moses

R. E. Williams

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires that Directors and executive officers, and persons who control more than 10% of the Bank’s equity securities, file reports of ownership and reports of changes in ownership of the Bank’s outstanding equity securities. All such filings have been filed timely in 2005.

The Bank has not adopted a Code of Ethics for its directors, executives and employees, primarily because management of the Bank believes and understands that our officers and directors adhere to and follow ethical standards without the necessity of a written policy. The Bank’s Board of Directors will revisit this issue in the future to determine if adoption of a code of ethics is appropriate. In the meantime, the Bank’s management requires and promotes honest and ethical conduct, full and fair disclosure in its reports to the OCC, and compliance with applicable governmental laws and regulations.

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ITEM 11. EXECUTIVE COMPENSATION.

The Bank’s compensation program is designed to offer competitive compensation to employees based on each individual’s contribution to the Bank’s overall success. As such, the program provides a competitive compensation package to attract and retain capable employees.

The compensation and benefits program consists of salary, a profit sharing plan, and life, health and disability insurance. The compensation and benefits program for officers parallels that of all other employees. The Bank offers no stock options or other forms of equity compensation, bonuses, employment contracts, country club memberships or other perquisites to officers or employees.

The entire Board of Directors performs the functions of a Salary Committee for the Bank. The Board has the responsibility for administering the Bank’s overall compensation program and for setting the salaries for the Bank’s officers. In setting the compensation of the Bank’s officers, the Board generally relies on the recommendations of the Chairman and President and the Board members’ own significant personal knowledge of the compensation provided to other, similarly situated, executives in banking and other industries in the local area. The Board also reviews each individual’s performance and contribution to the overall Bank goals in determining the level of salary for the coming year.

Mr. Worth Harris Carter, Jr., Chairman of the Board and President, serves as the Chief Executive Officer of Peoples National Bank. As noted below under “Certain Relationships and Related Transactions,” Mr. Carter also serves as Chairman and President of nine other banks. The Salary Committee of the Board of Directors of one of these other banks (Patrick Henry National Bank) actually sets Mr. Carter’s annual salary each year. The cost of Mr. Carter’s compensation, which consists of his salary plus an amount equal to twenty-nine percent of his salary to cover payroll taxes and all other benefits, is shared by the ten banks on the basis of average deposits of each bank related to total average deposits of all the banks that he serves. Mr. Carter’s total compensation, which is paid through Bank Services of Virginia, Inc. (“Bank Services”), is reflected below in two charts. The first chart reflects Mr. Carter’s total compensation as paid by Bank Services. The second chart reflects only the portion of Mr. Carter’s total compensation that is allocated to Peoples National Bank.

Summary Compensation Tables¹

Bank Services of Virginia, Inc.

Annual Compensation

Name and Principal Position	Year	Salary	Other Annual Compensation²	All Other Compensation³
Worth Harris Carter, Jr.	2005	$575,000	—	$80,000
Chairman of the Board and President	2004	$575,000	—	$78,000
	2003	$530.,000	—	$67,000

(1)	This table shows the total cash compensation paid to Mr. Carter by Bank Services of Virginia, Inc. during 2005, 2004 and 2003 for his services as Chairman of the Board and President of all ten banks.
(2)	The amount of compensation in the form of perquisites and other personal benefits properly categorized in this column did not exceed the lesser of $50,000 or 10% of Mr. Carter’s annual salary for any of the three years reported.
(3)	“All Other Compensation” consists of amounts contributed for Mr. Carter under Bank Services’ qualified profit sharing plan and amounts contributed for Mr. Carter under Bank Services’ non-qualified profit sharing plan for highly paid executives. For 2005, these amounts consisted of $27,000 contributed to the qualified profit sharing plan and $53,000 contributed to the non-qualified profit sharing plan.

16

Peoples National Bank¹

Annual Compensation

Name and Principal Position	Year	Salary	Other Annual Compensation²	All Other Compensation³
Worth Harris Carter, Jr.	2005	$82,000	—	$11,000
Chairman of the Board and President	2004	$84,000	—	$11,000
	2003	$77,000	—	$10,000
Brenda A. Kendrick	2005	$108,300	—	$8,100
Senior Vice President	2004	$103,200	—	$8,500
	2003	$95,750	—	$7,500
Wright L. Garrett	2005	$108,300	—	$8,200
Senior Vice President, Commercial Loans	2004	$103,200	—	$8,600
	2003	$93,900	—	$7,300

(1)	This table shows the portion of Mr. Carter’s total cash compensation during 2005, 2004 and 2003 allocated to Peoples National Bank.
(2)	The amount of compensation in the form of perquisites and other personal benefits properly categorized in this column did not exceed the lesser of $50,000 or 10% of Mr. Carter’s, Mrs. Kendrick’s or Mr. Garrett’s annual salary for any of the three years reported.
(3)	“All Other Compensation” for Mr. Carter consists of the portion allocated to the Bank for contributions on Mr. Carter’s behalf to Bank Services’ qualified profit sharing plan and non-qualified profit sharing plan for highly paid executives. For 2005, the portion of these contributions allocated to the Bank consisted of $4,000 for the qualified profit sharing plan and $7,000 for the non-qualified profit sharing plan. “All Other Compensation” for Mrs. Kendrick and Mr. Garrett consists of the Bank’s contribution to the Bank’s profit sharing plan on their behalf.

PROFIT SHARING PLAN

The Bank has adopted an integrated profit sharing plan. The plan covers all full time employees that have been employed for six (6) months and have reached the age of 20-1/2 as of the first day of the plan year. Persons who have reached the age of 62 are fully vested regardless of length of service. The regular vesting schedule is as follows

Years of Service	Vested Percentage	Forfeitable Percentage
Less than 5	0	100
5 or more	100	0

Each year the Board of Directors determines what amount, if any, is to be allocated to the plan out of accumulated or current earnings of the Bank. The Bank’s contribution to the plan was $186,000 in 2005, $185,000 in 2004, and $163,000 in 2003.

Chairman of the Board and President Carter does not participate in the profit sharing plan of Peoples National Bank or any of the other nine banks. Instead, Mr. Carter participates in the two profit sharing plans of Bank Services of Virginia, Inc., a qualified profit sharing plan and a nonqualified plan for highly paid executives whose contribution to the qualified plan is limited due to IRS regulations. The Bank’s annual contributions to these plans on Mr. Carter’s behalf are detailed in the two Summary Compensation Tables above.

DIRECTOR COMPENSATION

Each outside Director (not also an officer of the Bank) currently receives $200 for each Board meeting attended.

17

PERFORMANCE GRAPH

The following graph compares the yearly cumulative total return of the Company’s common stock over a five-year period (beginning December 31, 2000 and ending December 31, 2005) to the returns over such period of the (i) Nasdaq Composite Index and (ii) a Custom Peer Group, which consists of thirty-eight commercial banks headquartered in Virginia and North Carolina with total assets between $200 million and $500 million.

	Period Ending
Index	12/31/00	12/31/01	12/31/02	12/31/03	12/31/04	12/31/05
Peoples National Bank	100.00	144.10	131.78	192.11	183.76	137.61
NASDAQ Composite	100.00	79.18	54.44	82.09	89.59	91.54
Custom Peer Group	100.00	106.53	126.84	181.06	213.64	246.32

ITEM 12. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS.

The following table shows as of March 16, 2006, the beneficial ownership of the Bank’s common stock of all persons known by the Bank to be the owners of more than five percent (5%) of the Bank’s common stock.

18

Name	Amount and Nature of Beneficial Ownership (1)(2)		Ownership as a Percentage of Common Stock Outstanding
Carter, Worth Harris, Jr.	319,456	(3)	13.44%
Lester, George W.	157,734	(4)	6.64%
Martinsville, VA

(1)	For purposes of this table, beneficial ownership has been determined in accordance with the provisions of Rule 13d-3 of the Securities Exchange Act of 1934 under which, in general, a person is deemed to be the beneficial owner of a security if he has or shares the power to vote or direct the voting of the security or the power to dispose of or direct the disposition of the security, or if he has the right to acquire beneficial ownership of the security within sixty days.
(2)	Unless otherwise indicated, the shares listed in the table represent sole voting and investment power.
(3)	Includes 52,217 shares held by Mr. Carter as executor for his wife’s estate; 47,740 shares held by Mr. Carter as custodian for his children and grandchildren; 1,430 shares held by Mr. Carter’s son, Ernest Linwood Carter, II, who resides in Mr. Carter’s household; 10,780 shares held for Mr. Carter’s account in the Mortgage Company of Virginia, Inc./Bank Services of Virginia, Inc. Non-Qualified Profit-Sharing Plan; 13,970 shares held by C&C Realty, Inc., of which Mr. Carter is president and a 50% owner; and 6,171 shares held by Mr. Carter’s brother, Ernest L. Carter.
(4)	Includes 31,234 shares held by The Lester Group, Inc., of which Mr. Lester is president; 807 by Carriage Square, LTD, of which Mr. Lester is president; 11,565 shares held by Mr. Lester as trustee for the benefit of his children; and 6,788 shares held by his children.

The following table shows as of March 16, 2006, the beneficial ownership of the Bank’s common stock of each Director, the executive officers identified in the Summary Compensation Table and the Bank’s Directors and executive officers as a group. As of March 16, 2006, the Bank’s Directors and executive officers as a group, beneficially owned 458,623 shares (or 19.3%) of the Bank’s outstanding common stock. Ownership as a

Name	Amount and Nature of Beneficial Ownership (1)(2)		Ownership as a Percentage of Common Stock Outstanding
Buchanan, George B., Jr.	91,449	(3)	3.8%
Carter, Worth Harris, Jr.	319,456	(4)	13.4%
Kendrick, Brenda A.	27,214	(5)	1.1%
Moses, James E.	4,464	(6)	0.2%
Williams, R. E.	1,040		0.7%
All Directors and Executive Officers as a Group (5 Persons)	458,623		19.3%

(1)	For purposes of this table, beneficial ownership has been determined in accordance with the provisions of Rule 13d-3 of the Securities Exchange Act of 1934 under which, in general, a person is deemed to be the beneficial owner of a security if he/she has or shares the power to vote or direct the voting of the security or the power to dispose of or direct the disposition of the security, or if he/she has the right to acquire beneficial ownership of the security within sixty days.

19

(2)	Unless otherwise indicated, the shares listed in the table represent sole voting and investment power.
(3)	Includes 89,839 shares held jointly with Mr. Buchanan’s wife.
(4)	Includes 52,217 shares held by Mr. Carter as executor for his wife’s estate; 47,740 shares held by Mr. Carter as custodian for his children and grandchildren; 1,430 shares held by Mr. Carter’s son, Ernest Linwood Carter, II, who resides in Mr. Carter’s household; 10,780 shares held for Mr. Carter’s account in the Mortgage Company of Virginia, Inc./Bank Services of Virginia, Inc. Non-Qualified Profit-Sharing Plan; 13,970 shares held by C&C Realty, Inc., of which Mr. Carter is president and a 50% owner; and 6,171 shares held by Mr. Carter’s brother, Ernest L. Carter.
(5)	Includes 26,214 shares held jointly with Mrs. Kendrick’s husband.
(6)	Includes 4,059 shares held by the James C. Moses, Sr. & Nancy Wells Moses Revocable Living Trust, of which Mr. Moses and his wife are co-trustees.

The Bank knows of no arrangements, including any pledge by any person of securities of the Bank, which may at a subsequent date result in a change in control of the Bank.

Equity Compensation Plans. No disclosure regarding equity compensation plans has been provided because the Bank does not have any outstanding equity compensation plans or arrangements that would be covered by Item 201(d) of Regulation S-K.

ITEM 13. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.

Mr. Carter, Chairman of the Board and President of Peoples National Bank also serves as Chairman of the Board and President of Blue Ridge Bank, N.A., Central National Bank, Community National Bank, First National Bank, First National Exchange Bank, Mountain National Bank, Patrick Henry National Bank, Patriot Bank, N.A., and Shenandoah National Bank.

The Bank maintains a correspondent bank account with one of these banks. In 2005 and 2004, the average daily balance in this account was considered a normal operating balance to facilitate general business transactions. The Bank also participates in loan transactions with these banks. These transactions are at carrying value and do not involve more than the normal risk of collectibility or present other unfavorable features.

The Bank owns 10% of the outstanding common stock of The Mortgage Company of Virginia, Inc. The remaining common stock is equally owned by the banks listed above. The Mortgage Company of Virginia owns 100% of Bank Services of Virginia, Inc. The business of both of these companies is to provide operational support services to the ten banks. The Bank is charged for its share of these services. The cost of this expense is shared by the ten banks on the basis of average deposits of each bank related to total average deposits of all the banks.

The Mortgage Company of Virginia, Inc. also owns 100% of Bank Services Insurance, Inc. Bank Services Insurance, Inc. provides insurance products to the banks and customers in the Danville area. The premiums paid to Bank Services Insurance, Inc. equaled $58,000 at December 31, 2005.

The Mortgage Company of Virginia, Inc. also owns 50% of Coresoft, Inc. represented by an initial $1,000 investment during 2004. Coresoft, Inc. is in the process of developing a core software package the banks listed above will use. At December 31, 2005, Coresoft, Inc. had an outstanding note payable to the Mortgage Company of $1,400,000.

The Chairman of the Board and President of the Bank also serves as Chairman of the Board and President of Bank Building Corporation and Manager of Blackstone Properties, LLC, it’s wholly owned subsidiary (the “companies”). The companies lease branches to certain of the banks listed above. At December 31, 2005, the Bank leased seven offices from the companies. Rental expense under these leases was $314,000 in 2005 and $329,000 in 2004 and 2003. The Bank also leases offices from non-related parties under various terms. Rental expense for these leases was $27,000 in 2005, $9,000 for 2004 and none for 2003. Future minimum lease payments will be $351,000 per year through 2010, and thereafter (may vary based on changing interest rates).

20

In the ordinary course of business, the Bank’s Directors and executive officers and their related interests were customers of, and had transactions with the Bank. Loan transactions with Directors and officers, principal security holders and associates were made on substantially the same terms as those prevailing at the time for comparable loans to other persons and did not involve more than normal risk of collectibility or present other unfavorable features. These extensions of credit equaled $8,000, or .02% of the Bank’s equity capital as of December 31, 2005.

ITEM 14. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Goodman & Company, LLP served as the Bank’s independent public auditors for the year ended December 31, 2005, and has been selected by the Board to act as the Bank’s independent public auditors for the year ending December 31, 2006. A representative of Goodman & Company will be present at the Annual Meeting and will be given the opportunity to make a statement and respond to appropriate questions from shareholders.

The following table presents the fees for professional audit services rendered by Goodman & Company for the audit of the Bank’s annual financial statements for the years ended December 31, 2005 and 2004, and fees billed for other services rendered by Goodman & Company during those periods.

	Year Ended December 31,
	2005	2004
Audit fees¹	$16,300	$15,350
Audit-related fees	—	—
Tax fees²	3,265	3,100
All other fees	—	—

Total Fees	$19,565	$18,450

1	Audit fees consist of audit and review services, consents and review of documents filed with the OCC.
2	Tax fees consist of preparation of federal and state tax returns and consultation concerning tax compliance issues.

In its capacity as the Audit Committee, the Board of Directors considered the compatibility of the non-audit-related services performed by and fees paid to Goodman & Company in 2005 and 2004 and the proposed non-audit-related services and proposed fees for 2006 and determined that such services and fees are compatible with the independence of Goodman & Company as the Bank’s independent auditors.

Also in its capacity as the Audit Committee, the Board of Directors pre-approves all audit (including audit-related) and permitted non-audit services to be performed by the independent auditors. The Board of Directors annually approves the year-end audit to be performed by the Bank’s independent auditors for the fiscal year. With respect to other permitted services, the Board of Directors pre-approves specific engagements, projects and categories of services on a fiscal year basis.

21

PART IV

ITEM 15. EXHIBITS, FINANCIAL STATEMENT SCHEDULES.

Exhibits:

3.1	Articles of Incorporation (filed with the Office of the Comptroller of the Currency prior to the opening of the bank)

3.2	Amended and Restated Bylaws (as amended and restated through February 17, 2005) (incorporated by reference to Exhibit 3.2 to Form 8-K filed with the Office of the Comptroller of the Currency on February 17, 2005)

13	2005 Annual Report to Shareholders, as revised

31	Certification by principal executive officer and principal financial officer pursuant to Rule 13a-14(a)

32	Certification of principal executive officer and principal financial officer pursuant to 18 U.S.C. § 1350

22

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PEOPLES NATIONAL BANK

Date: September 8, 2006	/s/ Worth Harris Carter, Jr.
Worth Harris Carter, Jr.
Chairman of the Board and President

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Signature	Capacity	Date

/s/ Worth Harris Carter, Jr. Worth Harris Carter, Jr.	Chairman of the Board and President (principal executive, principal financial and principal accounting officer)	September 8, 2006

/s/ George B. Buchanan, Jr.	Director	September 8, 2006
George B. Buchanan, Jr.

/s/ Brenda A. Kendrick	Director	September 8, 2006
Brenda A. Kendrick

	Director	September ,2006
James C. Moses

/s/ R. E. Williams	Director	September 8, 2006
R.E. Williams

23

Exhibit 31

CERTIFICATION

I, Worth Harris Carter, Jr., certify that:

1.	I have reviewed this annual report on Form 10-K/A of Peoples National Bank;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report; and

3.	Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report.

Date: September 8, 2006	/s/ Worth Harris Carter, Jr.
Worth Harris Carter, Jr.
Chairman of the Board, President,
Chief Executive Officer and Chief Financial Officer

24

Exhibit 32

CERTIFICATION OF

CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350)

The undersigned, as the Chief Executive Officer and Chief Financial Officer of Peoples National Bank, certifies that, to the best of his knowledge and belief, the Annual Report on Form 10-K/A for the fiscal year ended December 31, 2005 which accompanies this certification fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of Peoples National Bank at the dates and for the periods indicated. The foregoing certification is made pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350) and shall not be relied upon for any other purpose. The undersigned expressly disclaims any obligation to update the foregoing certification except as required by law.

Date: September 8, 2006	/s/ Worth Harris Carter, Jr
Worth Harris Carter, Jr.
Chairman of the Board, President,
Chief Executive Officer and Chief Financial Officer

25

Management’s Discussion and Analysis of Financial Condition and Results of Operation

Except for the historical information contained in this report, the matters set forth herein include Forward-Looking Statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These Forward-Looking Statements included, among other things, statements of goals, plans, intentions and expectations, regarding or based upon desired business strategies, general economic conditions, interest rates, developments in local and national markets, and other matters, which, by their nature, are subject to significant uncertainties. Because of these uncertainties and the assumptions upon which this report is based, actual future developments with respect to the business of the Bank may differ materially from those contemplated by such statements.

Critical Accounting Policies. The accounting and reporting policies of the Bank conform to generally accepted accounting principles (GAAP) in the United States of America and to general practices within the banking industry. The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. We believe the most significant of these estimates involves the allowance for loan losses because of its potential impact on our overall performance. We have described our policies in this area below. A summary of the Bank’s significant accounting policies can be found in the Notes to the Financial Statements.

In general, determining the amount of the allowance for loan losses requires significant judgment and the use of estimates by management. The Bank maintains an allowance for loan losses to absorb probable losses in the loan portfolio based on a quarterly analysis of the portfolio and expected future losses. This analysis determines an appropriate level of the allowance for loan losses by considering factors affecting loan losses, including specific losses, levels and trends in impaired and non-performing loans, historical loan loss experience, current economic conditions, volume, growth and composition of the portfolio, and other relevant factors. The Bank records a provision for loan losses to maintain the allowance at an adequate level. The provision expense could increase or decrease each quarter based upon the results of management’s formal analysis.

The amount of the allowance represents management’s estimate of expected losses from existing loans based upon specific allocations for individual lending relationships and historical loss experience. The allowance for loan losses related to impaired loans is based on discounted cash flows using the loan’s initial effective interest rate or the fair value of the collateral for certain collateral dependent loans. This evaluation requires management to make estimates of the amounts and timing of future cash flows on impaired loans, which consists primarily of nonaccrual and restructured loans. Actual losses for these loans can vary significantly from these estimates.

Summary of Operations. Net income for 2005 equaled $2,019,000 or $0.85 per share, compared to $2,836,000 or $1.19 per share, for 2004. This represents a return on average assets of 0.56% and return on average equity of 5% compared to 0.77% and 8%, respectively, for last year.

Our total deposits increased $108,000, or 0.03%, during the year. LIFETIME FREE CHECKING and time deposits increased while all other deposit categories decreased.

During 2004, the Bank opened three new offices—our second office in both Burlington and Lumberton as well as an office in Mount Olive, North Carolina. We have acquired a number of offices in Virgina and North Carolina. We anticipate opening offices in Rocky Mount, Southern Pines, Graham and Smithfield, NC during this year. While the cost of acquiring and opening these offices has a short-term negative impact on earnings, we feel these offices will enhance the long-term profitability of the Bank.

Net Interest Income. Net interest income is our largest source of revenue and has been impacted by the low interest rates for the last two years. The Federal Reserve began to lower the target fed funds rate from 6.50% on May 16, 2000 to 1.00% on June 25, 2003. The 1.00% rate continued until June 30, 2004, when the fed began a series of one-quarter percent increases on 14 different occasions over the last year and a half to the latest increase January, 2006 to 4.50%. The Fed is expected to continue with several more increases before pausing.

Even with our increase in investments, the increase in our costs of deposits occurred more rapidly than our increase in interest income. As a result of this, our net interest income declined $799,000 from the prior year. With interest rates at a higher level, we anticipate our existing loans will increase in yield at a faster pace than the net increase in the costs of deposits. We anticipate a significant improvement in net interest income during the coming year.

The following table shows a summary of the changes in interest income and interest expense resulting from changes in volume and changes in rates for each category of interest-earning assets and interest-bearing liabilities for 2005/2004 and 2004/2003:

	2005 vs 2004 (Revised)	2004 vs 2003
(Dollars in thousands)	Increase	Increase
Asset/Liability	(Decrease)	(Decrease)

Real Estate Loans	$(3,419)	$(1,042)
Installment Loans	(126)	108
Commercial Loans	(427)	400

Total Loans	(3,972)	(534)
Interest-Bearing Deposits in Other Financial Institutions	253	96
Investment Securities	(108)	(503)
Federal Funds Sold	58	(300)

Total Earning Assets	(3,769)	(1,241)

Interest-Bearing Transactions Accounts	(9)	(112)
Savings Accounts/MMA Accounts	73	(80)
Certificates of Deposit Over $100,000	369	16
Other Certificates of Deposit	545	(800)

Total Deposits	978	(976)
Federal Funds Purchased	—	6
Notes Issued to the U.S. Treasury	1	(2)

Total Interest-Bearing Liabilities	979	(972)

Change in Net Interest Income	$(4,748)	$(269)

2

The following table details the average balances and cost and yield data for the earning assets and interest-bearing liabilities:

	2005 (Revised)			2004			2003
(Dollars in thousands) Asset/Liability	Average Balance	Interest	Yield/ Cost	Average Balance	Interest	Yield/ Cost	Average Balance	Interest	Yield/ Cost
Real Estate Loans	$208,503	$9,864	4.73%	$158,091	$10,071	6.37%	$156,936	$11,113	7.08%
Installment Loans	13,826	1,227	8.87%	12,589	1,231	9.78%	11,812	1,123	9.51%
Commercial Loans	36,829	1,918	5.21%	27,341	1,742	6.37%	20,200	1,342	6.64%

Total Loans	259,158	13,009	5.02%	198,021	13,044	6.59%	188,948	13,578	7.19%

Interest-Bearing Deposits in Other Financial Institutions	23,031	784	3.40%	19,827	457	2.30%	15,166	361	2.38%
Investment Securities	89,861	3,297	3.67%	105,500	4,003	3.79%	93,343	4,506	4.83%
Federal Funds Sold	18,226	274	1.50%	20,143	237	1.18%	66,855	537	0.80%

Total Earning Assets	390,276	17,364	4.45%	343,491	17,741	5.16%	364,312	18,982	5.21%

Interest-Bearing Transaction Accounts	22,631	111	0.49%	25,903	138	0.53%	27,769	250	0.90%
Savings/MMA Accounts	81,148	1,249	1.54%	90,235	1,305	1.45%	83,033	1,385	1.67%
Certificates of Deposit Over $100,000	28,805	1,069	3.71%	37,654	916	2.43%	26,585	900	3.39%
Other Certificates of Deposit	143,353	4,945	3.45%	149,934	4,597	3.07%	153,375	5,397	3.52%

Total Deposits	275,937	7,374	2.67%	303,726	6,956	2.29%	290,762	7,932	2.73%
Federal Funds Purchased	565	9	1.59%	1,031	6	0.58%	—	—	—
Notes Issued to the U.S. Treasury	202	2	0.99%	182	1	0.55%	333	3	0.90%

Total Interest-Bearing Liabilities	$276,704	$7,385	2.67%	$304,939	$6,963	2.28%	$291,095	$7,935	2.73%

Net Interest Income		$9,979			$10,778			$11,047

Net Yield on Earning Assets			2.56%			3.14%			3.03%

Loans. Loans decreased from $209 million at year-end 2004 to $207 million at year-end 2005, a decrease of $2 million or .10%.

Our loan portfolio continues to remain concentrated in loans secured by real estate and remains flexible in the maturity of the loan portfolio. Over half of the loans have adjustable interest rates as of year-end 2005 compared to the same level in 2004. In addition, the combination of adjustable-rate and fixed rate loans that adjust or mature within one year equals 33% of the total portfolio at year-end 2005 compared to 63% last year.

Allowance and Provision for Loan Losses. The Allowance for Loan Losses represents management’s estimation of the amount necessary to absorb future losses in the loan portfolio. On the Statement of Condition, the Allowance for Loan Losses is deducted from Total Loans so that the net amount shown represents the estimated realizable total loans. The Provision for Loan Losses is the amount charged to expense to maintain the Allowance at an adequate level.

Based on management’s analysis of the loan portfolio, including non-acrrual and impaired loans, the Provision for Loan Losses remained consistent at year end 2005 and 2004 at $120,000.

	December 31
(Dollars in thousands)	2005	2004	2003	2002	2001
Balance Beginning of Year	$2,412	$2,387	$1,703	$1,701	$1,709
Provision for Loan Losses	120	120	821	120	60
Net Loan Losses
Real Estate Loans	88	22	82	—	—
Installment Loans	75	73	55	103	62
Commercial Loans	2	—	—	15	6

Total Net Loan Losses	165	95	137	118	68

Balance	$2,367	$2,412	$2,387	$1,703	$1,701

Net Loan Losses to Average Loans	0.05%	0.05%	0.07%	0.07%	0.04%
Allowance for Loan Losses to Year-End Loans	1.14%	1.15%	1.21%	0.79%	0.94%

3

Nonaccrual loans are those loans contractually past due 90 days or more on which no interest is being accrued. Other real estate owned consists of real estate acquired through foreclosure. These properties are reviewed quarterly and reduced to an estimated realizable value at that time.

Information concerning nonaccrual loans and other real estate owned is presented in the following table:

	December 31
(Dollars in thousands)	2005 (Revised)	2004	2003	2002	200
Nonaccrual Loans
Real Estate	$5,144	$1,903	$1,759	$—	$—
Installment	16	2	—	7	31
Commercial	5	5	3	—	—

Total Nonaccrual Loans	5,165	1,910	1,762	7	31
Real Estate Owned Other Than Bank Premises	257	128	132	209	73

Total Non-performing Assets	$5,422	$2,038	$1,894	$216	$104

Allowance for Loan Losses to Nonperforming Assets	44%	118%	126%	788%	1,636%

The following table presents the volume of loans contractually past due for 90 days or more on which interest continues to be accrued. These loans are believed to be well collateralized and present little or no likelihood of loss of principal.

(Dollars in thousands)	December 31
Loans 90 Days or More Past Due	2005	2004	2003	2002	2001
Real Estate Loans	$196	$1,085	$1,342	$1	$165
Installment Loans	62	43	2	5	32
Commercial Loans	—	—	—	—	—

Total Loans 90 Days or More Past Due	$258	$1,128	$1,344	$6	$197

Non-Interest Income and Expense. Non-interest Income equaled $1,119,000 for 2005 compared to $1,294,000 for 2004. The principal component of non-interest income is service charges on deposit accounts, which equaled $995,000 for 2005 compared to $1,075,000 for 2004. Non-interest expense increased $458,000 during the year. Salaries and employee benefits, which is the largest of these expenses, increased $188,000 during the year and occupancy expense increased $227,000 during the year.

Investments. The total investment portfolio increased from $76 million at year-end 2004 to $96 million at year-end 2005. With interest rates at levels never seen before in recent times, we increased investments in U. S. Agency Securities $20 million and decreased investment in Interest-Bearing Deposits in Other Financial Institutions $2.5 million.

Deposits. Total deposits increased $108,000, or ..03%, during the year. There was a shift in deposits as customers moved funds from shorter term categories into Certificate of Deposits. Lifetime Free Checking and total time deposits increased while all other categories decreased.

Interest Sensitivity Analysis. The frequency with which interest rates on earning assets and interest bearing liabilities change has a significant impact on net interest income. The following table presents the anticipated changes based on the contractual maturity of each instrument. Expected maturities may differ from contractual maturities as both borrowers and depositors may have the right to call or prepay obligations with or without call or prepayment penalties.

(Dollars in thousands) (Revised) Use of Funds	Within One Year	One to Five Years	Over Five Years	Total
Interest-Bearing Deposits in Other Financial Institutions	$21,178	$1,287	$—	$22,465
Investment Securities	34,644	59,011	2,010	95,665
Federal Funds Sold	—	—	—	—
Loans	68,275	77,781	61,588	207,644

Total Earning Assets	$124,097	$138,079	$63,598	$325,774

Deposits
Interest-Bearing Demand	$26,781	$—	$—	$26,781
Savings	67,738	—	—	67,738
Time Deposits
Certificates of Deposit Over $100,000	12,003	18,909	—	30,912
Other	65,593	82,932	—	148,525

Total Interest-Bearing Deposits	172,115	101,841	—	273,956
Notes issued to the U. S. Treasury	72	—	—	72

Total Interest-Bearing Liabilities	$172,187	$101,841	$—	$274,028

Maturity/Rate Sensitivity Gap Per Period	$(48,090)	$36,238	$63,598	$51,746
Cumulative Maturity/Rate Sensitivity Gap	$(48,090)	$(11,852)	$51,746

4

Capital. The federal regulatory agencies use risk-based capital ratios to analyze the adequacy of a bank’s capital. These ratios weigh bank assets from 0% to 100% depending upon the risks inherent in each type of asset. The Bank continues to meet all requirements for a well-capitalized bank as defined by the regulatory agencies. The following table presents the key risk-based capital ratios for December 31, 2005 and 2004. Additional details regarding capital may be found in the footnotes of the Financial Statements.

	2005 (Revised)	2004
Tier 1 Ratio	15.88%	16.37%
Total Risk-Based Capital Ratio	16.88%	17.41%
Leverage Ratio	10.70%	10.44%

Liquidity. Liquidity is our ability to fund both loans and investments in the normal course of business and to provide adequate protection for unexpected deposit withdrawals or other demands for funds without incurring a significant negative impact on profitability. Our primary source of day-to-day liquidity lies in the combination of cash, deposit balances, checks in process of collection, deposit growth and federal funds sold. Federal funds are excess funds that are sold to other banks, generally on a one-day basis. Normal funds from the repayment of loans and investments augment these funds.

Our secondary source of liquidity lies in our investments and deposits in other financial institutions. While our investments are categorized as held-to-maturity, they consist of short-term U. S. Government Agencies that are readily marketable. As reflected in the previous Interest Sensitivity Analysis, the majority of our investment securities mature in five years or less. Interest-bearing deposits in other financial institutions generally mature in two years or less and the volume of this investment decreased approximately $2.5 million this year.

Management’s Responsibility for Financial Reporting

The management of Peoples National Bank has prepared and is responsible for the accompanying financial statements, together with the financial data and other information presented in this annual report. Management believes that the financial statements have been prepared in conformity with accounting principles generally accepted in the United States appropriate under the circumstances and include amounts that are based on management’s best estimates and judgments.

Management maintains and depends upon an internal accounting control system designed to provide reasonable assurance that transactions are executed in accordance with management’s authorization, that financial records are reliable as the basis for preparation of all financial statements, and that the Bank’s assets are safeguarded. The design and implementation of all systems of internal control are based on judgments required to evaluate the costs of control in relation to the expected benefits and to determine the appropriate balance between these costs and benefits. The Bank maintains a professional internal audit staff to monitor compliance with the system of internal control. Operational and special audits are conducted, and audit reports are submitted to appropriate management.

The Board of Directors functions as the audit committee and meets periodically with the independent public accountants, Goodman & Company, management and internal auditors to review accounting, auditing and internal reporting matters. The independent public accountants and internal auditors have free access to the Board to discuss the results of their audit work and their evaluations of internal controls and the quality of financial reporting.

The responsibility of Goodman & Company is limited to an expression of their opinion as to the fairness of the financial statements. Their opinion is based on an audit conducted in accordance with Standards of the Public Company Accounting Oversight Board (United States), as described in their report.

Worth Harris Carter, Jr.

Chairman of the Board, President and

Chief Financial Officer

5

Certified Public Accountants

Specialized Services

Business Solutions

Report of Independent Registered Public Accounting Firm

Board of Directors and Shareholders

Peoples National Bank

We have audited the accompanying statements of financial condition of Peoples National Bank (Bank) as of December 31, 2005 and 2004, and the related statements of income, shareholders’ equity and cash flows for each of the years in the three-year period ended December 31, 2005. These financial statements are the responsibility of the Bank’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Peoples National Bank as of December 31, 2005 and 2004, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

As further discussed in Note 21 to the financial statements, the statements of financial condition as of December 31, 2005, and the related statements of operations, shareholders’ equity and cash flows for the year ended December 31, 2005, have been revised.

Danville, Virginia

March 1, 2006

110 Exchange Street, Suite G

Danville, VA 24541

ph: 434.792.5334

fax: 434.791.6061

www.goodmanco.com

6

Statements of Financial Condition

(Dollars in Thousands)

	December 31
	2005 (Revised)	2004
ASSETS:
Interest-Bearing Deposits in Other Financial Institutions	$22,465	$24,941
Investment Securities (Fair Value $94,497 in 2005, $75,492 in 2004)	95,665	75,613
Federal Funds Sold	—	18,485
Loans (Net of Unearned Income)	206,930	209,101
Less: Allowance for Loan Losses	(2,367)	(2,412)

Net Loans	204,563	206,689
Earning Assets	322,693	325,728
Cash and Due from Banks	10,367	9,393
Bank Premises and Equipment	18,188	17,390
Real Estate Owned Other Than Bank Premises	257	128
Investment in Associated Company	769	618
Other Assets	4,970	3,735

TOTAL ASSETS	$357,244	$356,992

LIABILITIES:
Deposits:
LIFETIME FREE CHECKING	$44,862	$42,080
Interest-Bearing Demand	26,781	39,538
Regular Passbook Savings	67,738	69,940
Time Deposits:
Certificates of Deposit $100,000 and Over	30,912	26,912
Other	148,525	140,240

TOTAL DEPOSITS	318,818	318,710
Notes Issued to the U.S. Treasury	72	57
Other Liabilities	534	524

TOTAL LIABILITIES	319,424	319,291

SHAREHOLDERS’ EQUITY:
Common Stock, Par Value Per Share $1.00; 2,500,000 shares authorized; 2,375,683 shares outstanding in 2005 and 2004	2,376	2,376
Surplus	28,935	28,935
Undivided Profits	6,509	6,390

TOTAL SHAREHOLDERS’ EQUITY	37,820	37,701

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$357,244	$356,992

The accompanying notes are an integral part of these financial statements.

7

Statements of Income

(Dollars in Thousands Except Per Share Data)

	Years Ended December 31
	2005 (Revised)	2004	2003
INTEREST INCOME:
Interest and Fees on Loans:
Taxable	$12,647	$12,745	$13,450
Non-Taxable	362	299	128
Interest on Deposits in Other Financial Institutions	784	457	361
Interest on Federal Funds Sold	274	237	537
Interest and Dividends on Securities:
U.S. Agency Securities and Other	3,274	3,884	4,332
States and Political Subdivisions	23	119	174

TOTAL INTEREST INCOME	17,364	17,741	18,982

INTEREST EXPENSE:
Interest on Time Deposits $100,000 and Over	1,069	916	900
Interest on Other Deposits	6,305	6,040	7,032
Interest on Federal Funds Purchased	9	6	—
Interest on Notes to the U.S. Treasury	2	1	3

TOTAL INTEREST EXPENSE	7,385	6,963	7,935

NET INTEREST INCOME	9,979	10,778	11,047
Provision for Loan Losses	120	120	821

NET INTEREST INCOME AFTER
PROVISION FOR LOAN LOSSES	9,859	10,658	10,226

NON-INTEREST INCOME:
Service Charges, Commission and Fees	995	1,075	998
Other Non-Interest Income	124	219	120

TOTAL NON-INTEREST INCOME	1,119	1,294	1,118

NON-INTEREST EXPENSE:
Salaries and Employee Benefits	4,651	4,463	3,898
Occupancy Expense	1,329	1,102	895
Operations Center Expense	1,524	1,433	1,409
FDIC Assessment	43	49	51
Other Non-Interest Expense	752	794	748

TOTAL NON-INTEREST EXPENSE	8,299	7,841	7,001

INCOME BEFORE INCOME TAXES	2,679	4,111	4,343
Income Tax Expense	660	1,275	1,374

NET INCOME	$2,019	$2,836	$2,969

NET INCOME PER SHARE*:
Basic and Diluted	$0.85	$1.19	$1.25

*	Net income per share has been retroactively adjusted to reflect the stock dividend in 2003.

The accompanying notes are an integral part of these financial statements.

8

Statements of Cash Flows

(Dollars in Thousands)

	Years Ended December 31
	2005 (Revised)	2004	2003
Cash Flows From Operating Activities:
Net Income	$2,019	$2,836	$2,969
Adjustments to reconcile to net cash from operating activities:
Provision for Loan Losses	120	120	821
Depreciation of Premises and Equipment	396	298	231
Equity in Undistributed Income From Associated Company	(1)	(11)	(10)
Provision for Deferred Income Taxes	206	154	(166)
(Decrease) in Unearned Income	(94)	(96)	(222)
(Increase) Decrease in Other Assets	(1,441)	495	386
Increase (Decrease) in Other Liabilities	10	(2)	(86)

Net Cash from Operating Activities	1,215	3,794	3,923

Cash Flows From Investing Activities:
Maturity of Interest-Bearing Deposits	20,007	15,046	14,056
Purchase of Interest-Bearing Deposits	(17,531)	(25,140)	(14,946)
Purchase of Investment Securities	(34,089)	(30,000)	(54,000)
Proceeds from maturities, calls and redemptions of
Investment Securities	14,037	72,637	41,702
Purchase of Bank Premises and Equipment	(1,194)	(9,133)	(3,909)
Net (Increase) Decrease in Short-Term Loans Outstanding, Net	904	(26,028)	(6,324)
Longer-Term Loans Originated or Purchased	(39,178)	(39,945)	(54,433)
Principal Collected on Longer-Term Loans	40,374	54,913	78,179
Sale (Purchase) of Other Real Estate	(129)	4	77
Investment in Associated Company	(150)	—	(199)

Net Cash from Investing Activities	(16,949)	12,354	203

Cash Flows From Financing Activities:
Net Increase in Demand and Savings Accounts	(12,177)	(6,662)	23,516
Proceeds from Sale of Time Deposits	100,283	94,128	118,183
Payments on Matured Time Deposits	(87,998)	(102,093)	(129,905)
Stock Dividends	—	—	(9)
Cash Dividends	(1,900)	(1,901)	(1,771)
Net Increase (Decrease) in Notes Issued to U.S. Treasury	15	(527)	(1,325)

Net Cash from Financing Activities	(1,777)	(17,055)	8,689

Net Change in Cash and Equivalents	(17,511)	(907)	12,815

Cash and Equivalents at Beginning of Year	27,878	28,785	15,970

Cash and Equivalents at End of Year	$10,367	$27,878	$28,785

Supplementary Data:
Cash Paid for Interest	$7,338	$7,031	$8,049
Cash Paid for Income Taxes	660	1,275	1,374
Transfer of Loans to Foreclosed Assets	282	—	—

The accompanying notes are an integral part of these financial statements.

9

Statements of Changes in Shareholders’ Equity

(Dollars in Thousands)

	COMMON STOCK			UNDIVIDED PROFITS
	SHARES	AMOUNT	SURPLUS
Year Ended December 31, 2003

Balance at Beginning of Year	2,159,985	$2,160	$22,679	$10,738
Net Income	—	—	—	2,969
Stock Dividends (10%)	215,698	216	6,256	(6,481)
Cash Dividends, $ 0.75 per share*	—	—	—	(1,771)

Total	2,375,683	$2,376	$28,935	$5,455

Year Ended December 31, 2004

Balance at Beginning of Year	2,375,683	$2,376	$28,935	$5,455
Net Income	—	—	—	2,836
Cash Dividends, $ 0.80 per share*	—	—	—	(1,901)

Total	2,375,683	$2,376	$28,935	$6,390

Year Ended December 31, 2005 (Revised)

Balance at Beginning of Year	2,375,683	$2,376	$28,935	$6,390
Net Income	—	—	—	2,019
Cash Dividends, $ 0.80 per share*	—	—	—	(1,900)

Total	2,375,683	$2,376	$28,935	$6,509

*	Cash dividends per share have been retroactively restated to reflect the stock dividend in 2003.

The accompanying notes are an integral part of these financial statements.

10

Notes to Financial Statements

(Dollars in Thousands in Charts Except for Per Share Data)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accounting and reporting policies of Peoples National Bank are in accordance with accounting principles generally accepted in the United States of America, and general practices within the banking industry that are consistent with reports filed with regulatory agencies.

NATURE OF OPERATIONS

The Bank generates commercial (including agricultural), mortgage and consumer loans and receives deposits from customers located primarily in the City of Danville and Pittsylvania County, Virginia and Central and Eastern North Carolina. The Bank operates under a national charter and provides full banking services. As a national bank, the Bank is subject to regulation by the Comptroller of the Currency, Federal Deposit Insurance Corporation, and the Board of Governors of the Federal Reserve System.

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Material estimates that are particularly susceptible to significant change in the near term relate to the determination of the allowance for loan losses, and fair value of other real estate owned.

CASH AND CASH EQUIVALENTS

For purposes of cash flows, cash and cash equivalents include cash on hand, demand balances due from banks and federal funds transactions. Generally, federal funds are purchased and sold for one-day periods.

SECURITIES

Investment securities are stated at cost, adjusted for amortization of premiums and accretion of discounts, and computed by the interest method. The Bank has the positive intent and ability to hold these securities until maturity. Gains and losses on sales, if any, of securities are based on the adjusted costs of the specific securities sold.

LOANS

Loans are recorded at the amount of the loan disbursed to borrowers plus the applicable amount, if any, of unearned income and other charges, less payments received. Income earned on loans is recognized by methods which generally result in level rates of return on principal amounts outstanding. The net amount of nonrefundable loan origination fees approximates the direct costs associated with the lending process.

The allowance for loan losses is an estimate of losses inherent in the loan portfolio as determined by management taking into consideration historical loan loss experience, diversification of the loan portfolio, amounts of secured and unsecured loans, banking industry standards and averages, and general economic conditions. Ultimate losses may vary from current estimates. These estimates are reviewed periodically and as adjustments become necessary, they are reported in earnings in the periods in which they become reasonably estimable.

Management determines loan impairment using guidelines established by Statement of Financial Accounting Standards No. 114 (SFAS 114), “Accounting by Creditors for Impairment of a Loan (as amended by SFAS No. 118, Accounting by Creditors for Impairment of a Loan - Income Recognition and Disclosures”). Under this accounting standard, a loan is considered to be impaired when it is probable that the Bank will be unable to collect all principal and interest amounts according to the contractual terms of the loan agreement. A performing loan may be considered impaired. The allowance for loan losses related to loans identified as impaired is primarily based on the excess of the loan’s current outstanding principal balance over the estimated fair value of the related collateral. For a loan that is not collateral-dependent, the allowance is recorded at the amount by which the outstanding principal balance exceeds the current best estimate of the future cash flows on the loan discounted at the loan’s original effective interest rate. Interest on impaired loans is recognized when cash is received.

BANK PREMISES AND EQUIPMENT

Premises and equipment are stated at cost, less accumulated depreciation. Depreciation is charged to operating expenses over the estimated useful life of the assets by the accelerated and straight-line methods.

Costs of maintenance or repairs are charged to expense as incurred and improvements are capitalized. Upon retirement or disposal of an asset, the asset and related allowance account are eliminated. Any gain or loss on such transactions is included in current operations. Depreciation has been included under Occupancy Expense in the Statements of Income in the amount of $396,000 in 2005, $298,000 in 2004, and $231,000 in 2003.

OTHER REAL ESTATE OWNED

Real estate properties acquired through or in lieu of loan foreclosure are initially recorded at the lower of the Bank’s carrying amount or fair value less estimated selling cost at the date of foreclosure. Any write-downs based on the asset’s fair value at the date of acquisition are charged to the allowance for loan losses. After foreclosure, these assets are carried at the lower of their new cost basis or fair value less cost to sell. Costs of significant property improvements are capitalized, whereas costs relating to holding property are expensed. Valuations are periodically performed by management, and any write-downs are recorded as a charge to operations, if necessary, to reduce the carrying value of a property to the lower of its carrying value or fair value less cost to sell.

INCOME TAXES

Deferred taxes are provided on a liability method whereby deferred tax assets are recognized for deductible temporary differences and operating loss and tax credit carryforwards and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

RETIREMENT BENEFITS

The Bank has established an Employee Benefit Plan as described in footnote 5. The Bank does not provide any other post-retirement benefits that would be accrued under Statement of Financial Accounting Standards No. 106, “Employers’ Accounting for Post Retirement Benefits Other Than Pensions”.

2. INVESTMENT SECURITIES

The carrying value of securities pledged to secure public deposits was $93,652,000 and $71,622,000 as of December 31, 2005 and 2004, respectively. The amortized cost and estimated fair value of investment securities as of December 31, 2005 and 2004 were as follows:

December 31, 2005	Gross Amortized Cost	Gross Unrealized Gains	Estimated Unrealized Losses	Fair Value
U. S. Agency Securities	$93,652	$21	$1,189	$92,484
Mortgage-Backed Securities	2,013	—	—	2,013

Total	$95,665	$21	$1,189	$94,497

December 31, 2004
U. S. Agency Securities	$71,622	$313	$454	$71,481
Obligations of State and Political Subdivisions	719	20	—	739
Mortgage-Backed Securities	3,272	—	—	3,272

Total	$75,613	$333	$454	$75,492

The table below shows gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position at December 31, 2005 and 2004.

		Unrealized Losses
2005 Securities Description	Fair Value	Less than 12 Months	More than 12 Months
U. S. Agency Securities	$28,762	$226	$—
U. S. Agency Securities	50,532	—	963

Total	$79,294	$226	$963

2004 Securities Description
U. S. Agency Securities	$41,969	$377	$2
U. S. Agency Securities	10,000	75	—

Total	$51,969	$452	$2

11

The unrealized losses on the Bank’s investments in obligations of U. S. Government Agencies were caused by interest rate increases. The contractual terms of those investments do not permit the issuer to settle the securities at a price less than the amortized cost of the investment. Because the Bank has the ability and intent to hold those investments until a recovery of fair value, which may be maturity, the Bank does not consider those investments to be other-than-temporarily impaired at December 31, 2005

The amortized cost and estimated fair value of investments in debt securities at December 31, 2005 and 2004, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because issuers may have the right to call or prepay obligations with or without call or prepayment penalties.

	December 31, 2005		December 31, 2004
	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value
Due in one year or less	$34,644	$34,429	$3,768	$3,528
After one year through Five Years	59,011	58,058	68,573	68,692
Due after five years through ten years	—	—	—	—
Due after ten years	—	—	—	—
Mortgage-Backed Securities	2,010	2,010	3,272	3,272

Total Securities	$95,665	$94,497	$75,613	$75,492

There were no sales of securities during 2005, 2004, or 2003.

3. COMPOSITION OF LOANS

	December 31
	2005 (Revised)	2004
Real Estate	$158,906	$160,260
Loans to Other Commercial Banks	1,500	1,500
Consumer	13,748	14,343
Commercial, Industrial and Agricultural	24,316	21,945
All Other	9,174	11,861

Gross Loans	207,644	209,909
Less: Unearned Income	(714)	(808)
Allowance for Loan Losses	(2,367)	(2,412)

Total Loans, Net	$204,563	$206,689

Maturity Distribution
Variable	2005 (Revised)	2004
Less Than One Year	$23,327	$91,833
One to Five Years	61,086	2,380
Over Five Years	26,967	7,453

Subtotal	111,380	101,666

Fixed
Less Than One Year	44,948	41,367
One to Five Years	16,694	23,071
Over Five Years	34,622	43,805

Subtotal	96,264	108,243

Total	$207,644	$209,909

4. ALLOWANCE FOR LOAN LOSSES

In the view of management, the Allowance for Loan Losses is adequate to meet the loss contingency based on experience factors and a review of the loan portfolio.

The Allowance for Loan Losses for the years ending December 31, 2005, 2004 and 2003 is summarized as follows:

	2005	2004	2003
Balance at beginning of year	$2,412	$2,387	$1,703
Recoveries credited during year	58	34	17
Provision for loan losses	120	120	821
Losses charged to allowance	(223)	(129)	(154)

Balance at end of year	$2,367	$2,412	$2,387

The following is a summary of information pertaining to impaired and non-accrual loans:

	December 31
	2005 (Revised)	2004
Impaired loans without a valuation allowance	$—	$—
Impaired loans with a valuation allowance	1,759	1,759
Total impaired loans	$1,759	$1,759

Valuation allowance related to impaired loans.	$701	$701

	December 31,
	2005 (Revised)	2004
Nonaccrual loans (impaired)	$1,759	$1,759

Nonaccrual loans (non-impaired)	$3,406	$151

Total loans past due ninety days or more and. still accruing	$258	$1,128

	Years Ended December 31
	2005	2004	2003
Average investment in impaired loans	$1,759	$1,759	$1,025

Interest income recognized on impaired loans	$—	$219	$29

Interest income recognized on a cash basis on impaired loans	$—	$196	$—

5. STOCK OPTIONS AND EMPLOYEE BENEFIT PLANS

There were no stock options or stock option plans in effect for 2003, 2004, or 2005.

The Bank has adopted an integrated profit sharing plan. Employees participate in the profit sharing plan following completion of six (6) months of service and upon reaching the age of twenty years and six months as of January 1. Vesting includes years of service to the Bank prior to the effective date of the plan. The plan gives 0% vesting to anyone who has less than five (5) years of service except that persons who have reached the age of 62 are fully vested regardless of length of service. Each participant in the plan (who has not reached age 62) becomes 100% vested after five (5) years of service. The contribution to the plan is determined each year by the Board of Directors and thus may fluctuate in amount from year to year. The contribution by the Bank was $186,000 in 2005, $185,000 in 2004 and $163,000 in 2003 and these amounts are included in salaries and employee benefits in the Statements of Income.

6. FEDERAL AND STATE INCOME TAXES

Net deferred tax assets consist of the following components as of December 31, 2005 and 2004:

Deferred Tax Assets	2005	2004
Allowance for Loan Losses	$625	$682
Dividend Exclusion	86	85
Other	297	—

Total Deferred Tax Assets	$1,008	$767

Deferred Tax Liabilities
Bank Premises	$498	$464
Investment in Associated Companies	101	100

Total Deferred Tax Liabilities	599	564

Net Deferred Taxes	$409	$203

The provisions for income taxes charged to operations for the years ended December 31, 2005, 2004 and 2003 consist of the following:

	2005 (Revised)	2004	2003
Currently payable	$430	$1,112	$1,544
Currently payable - North Carolina	8	9	18
Deferred	206	154	(188)
Other	16	—	—

Net Provision	$660	$1,275	$1,374

The income tax provision differs from the amount of income tax determined by applying the U.S. federal income tax rate to pretax income for the years ended December 31, 2005, 2004 and 2003 due to the following:

	2005 (Revised)	2004	2003
Tax provisions computed by applying federal rates to income before income taxes	$911	$1,398	$1,477
Tax exempt interest	(131)	(142)	(103)
Tax credits	(106)	—	—
Other	(14)	19	—

Net Provision	$660	$1,275	$1,374

The Bank purchased historic tax credits during the year of $1,057,000 at a discount of $106,000 that will expire in 2014. A summary of the tax credits and their use follows:

Tax credits purchased	$1,057
Credits taken in 2005	(317)
Carryback taken to 2004	(443)

Carryforward for 2006	$297

12

7. RELATED PARTY TRANSACTIONS

The Chairman of the Board of Peoples National Bank also serves as Chairman of the Board of Blue Ridge Bank, N. A., Central National Bank, Community National Bank, First National Bank, First National Exchange Bank, Mountain National Bank, Patrick Henry National Bank, Patriot Bank, N. A., and Shenandoah National Bank.

The Bank maintains a correspondent bank account with one of these banks. In 2005 and 2004 the average daily balance in this account was considered a normal operating balance to facilitate general business transactions. The Bank also participates in loan transactions with these banks. These transactions are at carrying value and do not involve more than the normal risk of collectibility or present other unfavorable features.

The Bank owns 10% of the outstanding common stock of The Mortgage Company of Virginia, Inc. The remaining common stock is equally owned by the banks listed above. The Mortgage Company of Virginia owns 100% of Bank Services of Virginia, Inc. The business of both of these companies is to provide operational support services to the ten banks. These services consist of mortgage loan servicing, data processing, bookkeeping, check clearing, accounting, investment management, bank couriers, advertising programs, central purchasing and other management services. The Bank is charged for its share of these services, which is recorded as Operation Center Expense in the Statements of Income. The cost of this expense is shared by the ten banks on the basis of average deposits of each bank related to total average deposits of all the banks.

The Mortgage Company of Virginia, Inc. owns 100% of Bank Services Insurance, Inc. Bank Services Insurance, Inc. provides insurance products to the banks and customers in the Danville area. The premiums paid to Bank Services Insurance, Inc. equaled $58,000 for 2005.

The Mortgage Company of Virginia, Inc. also owns 50% of Coresoft, Inc. represented by an initial $1,000 investment during 2004. Coresoft, Inc. is developing a core software package the banks listed above will use. At December 31, 2005, Coresoft, Inc. had an outstanding note payable to the Mortgage Company of $1,400,000.

The Bank records its investment in the common stock of The Mortgage Company of Virginia, Inc. under the equity method of accounting due to the influence the Bank has over the company. The Bank invested an additional $150,000 in 2005 increasing the value of the investment to $769,000 from $618,000 at December 31, 2004. The Bank’s share of earnings of the company equaled $1,000 for 2005, $11,000 for 2004 and $10,000 for 2003 and is shown in the Statements of Income under Other Non-interest Income.

The Chairman of the Board and President of the Bank also serves as Chairman of the Board and President of Bank Building Corporation and Manager of Blackstone Properties, LLC, its wholly owned subsidiary (the “companies”). The companies lease branches to certain of the Banks listed above. At December 31, 2005, the Bank leased seven offices from the companies. Rental expense and future lease payments under these leases are disclosed in a footnote below. As of December 31, 2005 and 2004, the Bank had loans totaling $5,959,000 and $6,150,000, respectively, to the companies. These loans were made to purchase bank branches leased to affiliated banks and other investment property. The loans are secured by these branches and the related leases and other investment property, and have repayment terms similar to other loan customers of the Bank.

In the ordinary course of business, directors and their related interests were customers of, and had transactions with the Bank. Loan transactions with directors and officers, principal security holders and associates were made on substantially the same terms as those prevailing at the time for comparable loans to other persons and did not involve more than normal risk of collectibility or present other unfavorable features. A summary of these transactions is presented below.

	2005	2004
Beginning Balance	$21	$205
New Loans	7	25
Repayments	(20)	(209)

Ending Balance	$8	$21

8. CONTINGENCIES

The Bank did not have any legal matters of financial significance pending at December 31, 2005 or 2004.

9. EARNINGS PER COMMON SHARE

The Bank follows Statement of Financial Accounting Standards (SFAS) No. 128, “Earnings Per Share”. This statement requires the dual presentation of basic and diluted earnings per share. The weighted average number of shares used to compute earnings per share was 2,375,683.

The Bank issued a 10% stock dividend in 2003 and none in 2004 or 2005. No fractional shares were issued in this stock dividend. Stock dividends and fractional shares were settled based on known prices for recent trades of the stock and other factors deemed relevant at the time.

10. BANK PREMISES AND EQUIPMENT

Premises and equipment are stated at cost less accumulated depreciation as follows:

December 31, 2005	Cost	Accumulated Depreciation and Amortization	Net Remaining Cost
Bank Premises (Including Land of $1,394,000)	$16,974	$1,047	$15,927
Equipment	3,129	868	2,261

Total	$20,103	$1,915	$18,188

December 31, 2004
Bank Premises (Including Land of $1,394,000)	$16,042	$929	$15,113
Equipment	2,970	693	2,277

Total	$19,012	$1,622	$17,390

11. FORECLOSED ASSETS

Expenses applicable to foreclosed assets include the following:

	Years Ended December 31
	2005	2004	2003
Net loss (gain) on sales of real estate	$—	$—	$—
Provision for losses	—	—	—
Operating expenses	13	1	2

12. CASH AND CASH EQUIVALENTS

Cash and cash equivalents as of December 31, 2005, 2004, and 2003 are detailed below:

	2004	2004	2003
Cash and Due From Banks	$10,367	$9,393	$12,005
Federal Funds Sold	—	18,485	16,780

Total Cash and Cash Equivalents	$10,367	$27,878	$28,785

13. DEPOSITS

Certificates of Deposit maturing as of December 31:

	2005	2004
1 Year	$77,730	$82,173
2 Years	27,007	20,657
3 Years	20,697	20,734
4 Years	17,479	21,772
5 Years and Thereafter	36,524	21,816

Total	$179,437	$167,152

14. CONCENTRATION OF CREDIT RISK

The majority of the Bank’s loans, commitments and lines of credit have been granted to customers in the Bank’s market area. The concentrations of credit by loan classification are set forth in an above footnote. The Bank does not extend credit to any individual borrowers in excess of its lending limit of $6,037,000 and $6,017,000, respectively, as of December 31, 2005 and 2004.

The largest category of Real Estate Loans consisted of loans to the commercial industry. These loans approximated $55,973,000 at December 31, 2005 and $50,279,000 at December 31, 2004.

15. FAIR VALUE OF FINANCIAL INSTRUMENTS

Statement of Financial Accounting Standards No. 107, “Disclosures about Fair Value of Financial Instruments”, requires the Bank to disclose the estimated fair values of its financial assets and liabilities. The estimated fair values were determined using the following assumptions:

a.	The carrying value of Cash and Due From Banks, Federal Funds Sold, and Interest-Bearing Deposits in Other Financial Institutions are believed to approximate the fair value of these items.

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b.	The fair value of actively traded investment securities are determined according to quotes available in the financial press. The fair value of instruments which are not actively traded are determined using values of other instruments with similar characteristics or obtained from outside sources believed to be reliable.

c.	The fair value of loans are estimated by discounting the anticipated cash flows using estimated rates for similar loans available in the Bank’s market area. Estimates of maturities are based on both experience and contractual maturities although prepayments are permitted on the loans.

d.	The fair value of short-term demand and savings deposits are believed to equal carrying value. The fair value of certificates of deposit are based upon the contractual maturity of the instruments and rates currently offered for similar deposits.

e.	The fair value of Notes Payable to the U. S. Treasury and Subordinated Notes are estimated at carrying value.

f.	The fair value of Accrued Interest Receivable and Accrued Interest Payable are estimated at carrying value.

	2005 (Revised)		2004
Financial Assets:	Carrying Value	Fair Value	Carrying Value	Fair Value
Interest-Bearing Deposits in Other Financial Institutions	$22,465	$22,465	$24,941	$24,941
Investment Securities	95,665	94,497	75,613	75,492
Federal Funds Sold	—	—	18,485	18,485
Loans (Net of Unearned Income)	206,930	210,980	209,101	211,273
Cash and Due From Banks	10,367	10,367	9,393	9,393
Accured Interest Receivable	2,003	2,003	1,673	1,673

Total	$337,499	$340,312	$339,206	$341,257

Financial Liabilities:
Deposits
LIFETIME FREE CHECKING	$44,862	$44,862	$42,080	$42,080
Interest-Bearing Demand	26,781	26,781	39,538	39,538
Regular Passbook Savings	67,738	67,738	69,940	69,940
Time Deposits:
Certificates of Deposit $100,000 and Over	30,912	30,819	26,912	27,272
Other	148,525	148,051	140,240	141,928
Accrued Interest Payable	275	275	300	300

Total Deposits	319,093	318,526	319,010	321,058
Notes issued to the U. S. Treasury	72	72	57	57

Total	$319,165	$318,598	$319,067	$321,115

16. CAPITAL ADEQUACY

The Bank is subject to various regulatory capital requirements. Under the regulatory capital guidelines and the regulatory framework for Prompt Corrective Action (PCA), the Bank must meet specific capital guidelines involving the quantitative measures of the Bank’s assets, liabilities, and certain off-balance-sheet items as calculated under regulatory accounting practices. The Bank’s capital amount and classification are also subject to qualitative judgments by the regulators about components, risk weightings and other factors.

Quantitative measures established by regulation to ensure capital adequacy require the Bank to maintain minimum ratios (set forth in the table below) of total and Tier 1 capital (as defined in the regulations) to risk-weighted assets (as defined) and of Tier 1 capital to average assets (as defined).

	Minimum Ratio For Capital Adequacy Purposes	Minimum Ratio To Be Considered Well Capitalized Under PCA Provisions
Tier 1 Capital to Risk Weighted Assets	4%	6%
Total Capital to Risk Weighted Assets	8%	10%
Tier 1 Capital to Average Assets	4%	5%

As of December 31, 2005, the most recent notification from the Federal Deposit Insurance Corporation categorized the Bank as well capitalized under the regulatory framework for prompt corrective action. To be categorized as well capitalized, an institution must maintain minimum total risk-based, Tier 1 risk-based and Tier 1 leverage ratios as set forth in the above table. There are no conditions or events since the notification that management believes have changed the Bank’s category. The Bank’s actual capital amounts and ratios as of December 31, 2005 and 2004 are presented in the following table. Management believes, as of December 31, 2005 and 2004, that the Bank meets all capital adequacy requirements to which it is subject.

	Minimum Capital For Capital Adequacy Purposes	Minimum Capital To Be Considered Well Capitalized Under PCA Provisions	Actual Capital	Actual Ratio
As of December 31, 2005 (Revised)
Tier 1 Capital to Risk Weighted Assets	$9,525	$14,288	$37,820	15.88%
Total Capital to Risk Weighted Assets	19,050	23,813	40,249	16.88%
Tier 1 Capital to Average Assets	14,135	17,669	37,820	10.70%

As of December 31, 2004
Tier 1 Capital to Risk Weighted Assets	$9,215	$13,823	$37,701	16.37%
Total Capital to Risk Weighted Assets	18,430	23,038	40,113	17.41%
Tier 1 Capital to Average Assets	14,442	18,053	37,701	10.44%

17. QUARTERLY FINANCIAL DATA (Unaudited)

The following summarizes the quarterly results of operations for the years ended December 31, 2005 and 2004:

2005 (Revised)	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Total Interest Income	$4,329	$4,264	$4,355	$4,416
Total Interest Expense	1,716	1,792	1,935	1,942

Net Interest Income	2,613	2,472	2,420	2,474
Provision For Loan Losses	30	30	30	30

Net Interest Income After Provision for Loan Losses	2,583	2,442	2,390	2,444

Total Non-Interest Income	292	236	255	336
Total Non-Interest Expense	2,045	2,035	2,035	2,184

Income Before Income Taxes	830	643	610	596
Income Tax Expense	245	181	171	63

Net Income	$585	$462	$439	$533

Basic and Diluted Net Income Per Share	$0.25	$0.20	$0.18	$0.22

2004	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Total Interest Income	$4,393	$4,540	$4,471	$4,337
Total Interest Expense	1,760	1,719	1,734	1,750

Net Interest Income	2,633	2,821	2,737	2,587
Provision For Loan Losses	30	30	30	30

Net Interest Income After Provision for Loan Losses	2,603	2,791	2,707	2,557

Total Non-Interest Income	306	281	266	441
Total Non-Interest Expense	1,834	1,865	1,899	2,243

Income Before Income Taxes	1,075	1,207	1,074	755
Income Tax Expense	325	375	330	245

Net Income	$750	$832	$744	$510

Basic and Diluted Net Income Per Share	$0.32	$0.35	$0.31	$0.21

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18. LEASES AND RENT EXPENSE

The Bank leased facilities under non-cancelable operating leases during 2005, 2004 and 2003. As noted above, the Bank leases five offices from Bank Building Corporation and two offices from Blackstone Properties, LLC. These leases required the Bank to pay maintenance, insurance and property taxes and do not have renewal options. Rental expense under these leases was $314,000 in 2005 and $329,000 in 2004 and 2003. The Bank also leases offices from non-related parties under various terms. Rental expense for these leases was $27,000 in 2005, $9,000 for 2004 and none for 2003. Future minimum rental payments under these are as follows:

Year Ending December 31, 2006	$351
2007	351
2008	351
2009	351
2010	351
Thereafter	1,807

Total Minimum Lease Payments	$3,562

19. OFF BALANCE SHEET ACTIVITIES AND COMMITMENTS

Commitments to extend credit, which amounted to $5,079,000 and $7,731,000 at December 31, 2005 and 2004 respectively, represent agreements to lend to customers with fixed expiration dates or other termination clauses. Since many of the commitments are expected to expire without being funded, the total commitment amounts do not necessarily represent future liquidity requirements. Standby letters of credit are conditional commitments issued by the Bank guaranteeing the performance of a customer to a third party. Those guarantees are primarily issued to support public and private borrowing arrangements. The Bank had outstanding letters of credit in the amount of $711,000 in 2005 and $61,000 in 2004.

The Bank is a member of the Federal Reserve System and is required to maintain certain levels of its cash and due from bank balances as reserves based on regulatory requirements. At December 31, 2005 and 2004, this reserve requirement was approximately $2,564,000.

Federal banking regulations place certain restrictions on dividends paid by the Bank. The total amount of dividends which may be paid at any date is generally limited to the retained earnings of the Bank. In addition, dividends paid by the Bank would be prohibited if the effect thereof would cause the Bank’s capital to be reduced below applicable minimum capital requirements.

20. RECENT ACCOUNTING PRONOUNCEMENTS AND ACCOUNTING CHANGES

In November 2002, the FASB issued FASB Interpretation No. 45, “Guarantor’s Accounting and Disclosure Requirements for Guarantees, including Indirect Guarantees of Indebtedness of Others” (FIN 45). The interpretation elaborates on the disclosures to be made by a guarantor in its financial statements under certain guarantees that it has issued. It also clarifies that a guarantor is required to recognize, at the inception of a guarantee, a liability for the fair value of the obligation undertaken in issuing the guarantee. The interpretation requires disclosure of the nature of the guarantee, the maximum potential amount of future payments that the guarantor could be required to make under the guarantee, and the current amount of the liability, if any, for the guarantor’s obligations under the guarantee. The recognition requirements of the interpretation were effective beginning January 1, 2003.

The FASB also revised FASB Interpretation 46, “Consolidation of Variable Interest Entities, an interpretation of ARB No. 51” (FIN 46). The interpretation provides a framework for identifying variable interest entities (VIEs), and determining when a company should include the assets, liabilities, noncontrolling interests and results of activities of a VIE in its consolidated financial statements. As revised, FIN 46 is effective beginning in the first quarter of 2004 for all VIEs (other than what is commonly referred to as special purpose entities, VIEs of small business issuers, and VIEs of nonpublic entities). The Bank does not currently utilize VIEs or so called special purpose entities.

In November 2003, the FASB’s Emerging Issues Task Force (EITF) reached consensus on new disclosure requirements related to unrealized losses on investment securities. The new disclosure requirements apply to marketable equity and debt securities accounted for under Financial Accounting Board Statement No 115, “Accounting for Certain Investments in Debt and Equity Securities,” and are required for inclusion in annual reports with fiscal years ended after December 15, 2003.

In November 2003, the FASB issued FASB Staff Position (FSP) 144-1, “Determination of Cost Basis for Foreclosed Assets under FASB Statement No. 15”, “Accounting by Debtors and Creditors for Troubled Debt Restructurings,” and the Measurement of Cumulative Losses Previously Recognized under Paragraph 37 of FASB Statement No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets.” Under FSP 144-1, the lender is required to measure the foreclosure on a long-lived asset (e.g. real estate) at fair value less cost to sell on the foreclosure date, which establishes a new cost basis such that any loan valuation allowance is not retained. Thereafter, the lender would follow the impairment guidance in Statement No 144, and should not reflect any recovery in value of the property beyond the cost basis established upon foreclosure of the loan. This guidance was effective upon posting of the FSP to the FASB website in November 2003.

In April 2003, the Financial Accounting Standards Board issued Statement No. 149, “Amendment of Statement 133 on Derivative Instruments and Hedging Activities”. This statement amends and clarifies financial accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts (collectively referred to as derivatives) and for hedging activities under FASB Statement No. 133, Accounting for Derivative Instruments and Hedging Activities. This statement is effective for contracts entered into or modified after June 30, 2003.

In May 2003, the Financial Accounting Standards Board issued Statement No. 150, “Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity”. This statement establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. It requires that an issuer classify a financial instrument that is within its scope as a liability (or an asset in some circumstances). Many of those instruments were previously classified as equity. This statement is effective for financial instruments entered into or modified after May 31, 2003, and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003.

In December 2004, the FASB issued Statement No. 123 (revised 2004), which is a revision of Statement 123 “Accounting for Stock-Based Compensation”. This Statement establishes standards for the accounting for transactions in which an entity exchanges its equity instruments for goods or services. It also addresses transactions in which an entity incurs liabilities in exchange for goods or services that are based on the fair value of the entity’s equity instruments or that may be settled by the issuance of those equity instruments. This Statement focuses primarily on accounting for transactions in which an entity obtains employee services in share-based payment transactions. This Statement is effective for public entities as of the beginning of the first interim or annual reporting period that begins after June 15, 2005.

In December 2004, the FASB issued Statement No. 153, “Exchanges of Nonmonetary Assets”, an amendment of APB Opinion No. 29, Accounting for Nonmonetary Transactions”. This Statement eliminates the exception to fair value for exchanges of similar productive assets and replaces it with a general exception for exchange transactions that do not have commercial substance-that is, transactions that are not expected to result in significant changes in the cash flows of the reporting entity. This Statement is effective for nonmonetary asset exchanges occurring in fiscal periods beginning after June 15, 2005.

In May 2005, the FASB issued Statement No. 154, “Accounting Changes and Error Corrections - a replacement of APB Opinion No. 20 and FASB Statement No. 3”. This Statement requires retrospective application to prior periods’ financial statements of changes in accounting principle, unless it is impracticable to determine either the period-specific effects or the cumulative effect of the change. When it is impracticable to determine the period-specific effects of an accounting change on one or more individual prior periods presented, this Statement requires that the new accounting principle be applied to the balances of assets and liabilities as of the beginning of the earliest period for which retrospective application is practicable and that a corresponding adjustment be made to the opening balance of retained earnings. This Statement improves financial reporting because its requirement to report voluntary changes in accounting principles via retrospective application, unless impracticable, enhances the consistency of financial information between periods. This statement is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005.

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During November 2005, the FASB issued FASB Staff Position (FSP) FAS 115-1 and 124-1, “The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments.” The guidance in this FSP addresses the determination of when an investment is considered impaired, whether that impairment is other than temporary, and the measurement of an impairment loss. The FSP also includes accounting considerations subsequent to the recognition of an other-than temporary impairment and requires certain disclosures about unrealized losses that have not been recognized as other-than-temporary impairments. The guidance in this FSP is required to be applied to reporting periods beginning after December 15, 2005. Earlier application is permitted.

The FASB has issued FASB Statement No. 155, “Accounting for Certain Hybrid Instruments.” This standard amends the guidance in FASB Statements No. 133, “Accounting for Derivative Instruments and Hedging Activities”, and No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities.” Statement 155 allows financial instruments that have embedded derivatives to be accounted for as a whole (eliminating the need to bifurcate the derivative from its host) if the holder elects to account for the whole instrument on a fair value basis. Statement 155 is effective for all financial instruments acquired or issued after the beginning of an entity’s first fiscal year that begins after September 15, 2006. Earlier adoption is permitted as of the beginning of an entity’s fiscal year, provided the entity has not yet issued financial statements, including financial statements for any interim period for that fiscal year. Provisions of this Statement may be applied to instruments that an entity holds at the date of adoption on an instrument-by-instrument basis. The financial statement effect of the change in accounting, if any, should be recognized as a cumulative-effect adjustment to beginning retained earnings. Prior periods should not be restated.

Management does not expect these accounting pronouncements to have a material impact on the financial statements.

21. REVISION TO FINANCIAL STATEMENTS.

Subsequent to the issuance of the Bank’s 2005 financial statements, the OCC issued a directive that the Bank’s Call Report be revised and re-filed. The revision dealt with the OCC’s determination that certain loans be reclassified from accruing to non-accrual loan status. As the result of the Bank having to revise its Call Report, the Bank was also required by the OCC to revise its annual financial statements.

The effects of the revision on the Bank’s financial statements, as of and for the year ended December 31, 2005, are as follows:

	As Originally Presented	Changes	As Revised
Statements of Financial Condition:

Loans	$204,632	(69)	$204,563
Other Assets	4,963	7	4,970

Statements of Income:

Interest income	17,458	(94)	17,364
Income taxes	692	(32)	660
Net income	2,081	(62)	2,019

Statements of Cash Flows:

Net cash from operating activities	1,284	(69)	1,215
Net cash from investing activities	(17,018)	69	(16,949)

Statements of Changes in Shareholders Equity:

Undivided profits	6,571	(62)	6,509

16

Summary of Operations

(Dollars in Thousands Except Per Share Data)

FOR THE YEAR:	2005 (Revised)	2004	2003	2002	2001
Total Interest Income	$17,364	$17,741	$18,982	$20,766	$22,969
Total Interest Expense	7,385	6,963	7,935	10,223	13,363

Net Interest Income	9,979	10,778	11,047	10,543	9,606
Provision for Loan Losses	120	120	821	120	60

Net Interest Income After Provision for Loan Losses	9,859	10,658	10,226	10,423	9,546
Non-Interest Income	1,119	1,294	1,118	1,110	991
Non-Interest Expense	8,299	7,841	7,001	6,573	5,511

Net Income Before Taxes	2,679	4,111	4,343	4,960	5,026
Applicable Income Taxes:
Current	454	1,112	1,544	1,531	1,525
Deferred	206	163	(170)	69	24

Net Income	$2,019	$2,836	$2,969	$3,360	$3,477

Basic and Diluted
Net Income Per Share*	$0.85	$1.19	$1.25	$1.41	$1.46

*	Net Income per share has been retroactively adjusted to reflect the stock dividend in 2003.

AT YEAR END:	2005 (Revised)	2004	2003	2002	2001
Interest-Bearing Deposits in Other Financial Institutions	$22,465	$24,941	$14,847	$13,957	$12,672
Federal Funds Sold	—	18,485	16,780	5,215	50,798
Investment Securities	95,665	75,613	118,250	105,952	105,792
Loans (Net)	204,563	206,689	195,653	213,674	179,066
Deposits	318,818	318,710	333,337	321,543	332,378
Demand	44,862	42,080	40,367	36,782	36,064
Interest-Bearing Demand	26,781	39,538	51,667	37,927	29,765
Savings	67,738	69,940	66,186	59,995	53,592
Time	179,437	167,152	175,117	186,839	212,957
Capital Accounts	37,820	37,701	36,766	35,577	33,876
Total Resources	357,244	356,992	371,213	359,641	367,934
Carrying Value Per Share	$15.92	$15.87	$15.48	$14.98	$14.26

DAILY AVERAGES FOR THE YEAR:	2005	2004	2003	2002	2001
Interest-Bearing Deposits in Other Financial Institutions	$23,031	$19,827	$15,166	$12,945	$11,900
Federal Funds Sold	18,226	20,143	66,855	40,877	29,011
Investment Securities	89,861	105,500	93,343	110,794	94,548
Loans	259,158	198,021	188,948	177,452	183,256
Deposits	320,537	346,809	331,192	329,552	305,112
Demand	44,600	43,083	40,430	35,939	32,789
Interest-Bearing Demand	22,631	25,903	27,769	29,230	29,008
Savings	81,148	90,235	83,033	64,862	55,292
Other Time	172,158	187,588	179,960	199,521	188,023
Capital Accounts	37,154	37,354	36,407	34,494	32,968
Total Resources	$357,464	$367,316	$372,928	$369,163	$341,501

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Price Range of Common Stock

	2005		2004		Dividends Per Share
	HIGH	LOW	HIGH	LOW	2005	2004
First Quarter	$23	$22	$25	$22	$0.20	$0.20
Second Quarter	23	20	25	22	0.20	0.20
Third Quarter	20	20	22	22	0.20	0.20
Fourth Quarter	20	19	22	21	0.20	0.20

Officers

Worth Harris Carter, Jr.

Chairman of the Board and President

Wright L. Garrett	Elaine Bovee
Senior Vice President - Commercial Loans	Assistant Cashier and Managing Officer-Country Club Drive

Brenda A. Kendrick	Karen S. Cifers
Senior Vice President - Operations	Assistant Cashier and Managing Officer-Blairs

Paul A. Shelton	Jean B. Parson
Senior Vice President and Cashier	Assistant Cashier and Managing Officer-Horner Boulevard

Robyn L. Brumfield	Lynn H. Powell
Vice President and Managing Officer-Chatham	Assistant Cashier and Managing Officer-58 East

Jerry R. Buckner	Glenda W. Spivey
Vice President and Managing Officer-North Danville	Assistant Cashier and Managing Officer-Siler City

Guy Dixon	Melody Crawford
Vice President - Commercial Loans	Branch Manager-Webb Avenue

Susanne M. Rea	Sita DeKlein
Vice President and Managing Officer-South Main	Branch Manager-Rowan Street

John G. Wales	Denise Elliott
Vice President - Commercial Loans	Branch Manager - Ward Blvd.

Kim B. Felts	Ronna Grady
Operations Officer	Branch Manager - Mt. Olive

Claudia E. Helton	Patricia R. Lovelace
Assistant Vice President	Branch Manager - Downtown

Ruth McDaniel	Terry L. Simmons
Assistant Vice President and Managing Officer-Riverside	Branch Manager - Fayetteville Road

Directors

George B. Buchanan, Jr.	James C. Moses
Chairman, Patricia Grand Hotels, Inc.	Retired

Worth Harris Carter, Jr.	R.E. Williams
Chairman of the Board and President	Retired

Brenda A. Kendrick
Senior Vice President -Operations

P.O. Box 1658

Danville, Virginia 24543-1658

(434) 793-3321

Member FDIC

Annex BB

OFFICE OF THE COMPTROLLER OF THE CURRENCY

WASHINGTON, D.C. 20219

FORM 10-Q

☒	QUARTERLY REPORT PURSUANT SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the quarterly period ended September 30, 2006

OR

☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from              to

Commission File Number: n/a

PEOPLES NATIONAL BANK

(Exact name of registrant as specified in its charter)

National Bank	54-0500948
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

141 Westover Drive Danville, VA	24541
(Address of principal executive offices)	(Zip Code)

(434) 793-3321

(Registrant’s telephone number, including area code)

n/a

(Former name, former address and former fiscal year, if changed since last report)

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.    Yes  ☒    No  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, or a non-accelerated filer. See definition of “accelerated filer and large accelerated filer” in Rule 12b-2 of the Exchange Act.

Large accelerated filer  ☐    Accelerated filer  ☐     Non-accelerated filer  ☒

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).    Yes  ☐    No  ☒

As of November 13, 2006, there were issued and outstanding 2,375,683 shares of the registrant’s common stock.

2

FORWARD–LOOKING STATEMENTS

This report contains statements concerning Peoples National Bank’s (the “Bank”) expectations, plans, objectives, future financial performance and other statements that are not historical facts. These statements may constitute “forward-looking statements” as defined by federal securities laws. In some cases, readers can identify the forward-looking statements by the use of words such as “may,” “will,” “should,” “could,” “expect,” “plan,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative or other variations of these words, or other comparable words or phrases. These statements may address issues that involve estimates and assumptions made by management, risks and uncertainties, and actual results could differ materially from historical results or those anticipated by such statements. Factors that could have a material adverse effect on the Bank’s operations and future prospects include, but are not limited to, changes in: interest rates; general and local economic conditions; the legislative/regulatory climate; monetary and fiscal policies of the U.S. government, including policies of the U.S. Treasury and the Federal Reserve Board; the quality or composition of loan or investment portfolios; demand for loan products; deposit flows; competition; demand for financial services in our market area and accounting principles, policies and guidelines. These risks and uncertainties should be considered in evaluating the forward-looking statements contained herein, and readers are cautioned not to place undue reliance on such statements, which speak only as of the date of this report.

3

PART I—FINANCIAL INFORMATION

Item 1—FINANCIAL STATEMENTS

PEOPLES NATIONAL BANK

STATEMENTS OF CONDITION

(Dollars in Thousands)

	September 30, 2006	December 31, 2005
	(Unaudited)
ASSETS
Interest-Bearing Deposits in Other Financial Institutions	$18,801	$22,465
Investment Securities
U. S. Agency Securities	88,851	95,665
Federal Funds Sold	9,800	—
Loans	214,552	206,930
Less: Unearned	(625)	(714)
Allowance for Loan Losses	(2,451)	(2,367)

Net Loans	211,476	204,563
Earning Assets	328,928	322,693
Cash and Due From Banks	9,506	10,367
Bank Premises and Equipment	19,123	18,188
Real Estate Owned Other Than Bank Premises	445	257
Investment in Associated Companies	769	769
Other Assets	4,499	4,970

TOTAL ASSETS	$363,270	$357,244

LIABILITIES
Deposits
LIFETIME FREE CHECKING	$44,633	$44,862
Interest-Bearing Demand	24,573	26,781
Regular Passbook Savings	61,408	67,738
Time Deposits
Certificates of Deposit $100,000 or More	38,612	30,912
Other	153,237	148,525

Total Deposits	322,463	318,818
Notes issued to the U. S. Treasury	223	72
Other Liabilities	2,655	534

TOTAL LIABILITIES	325,341	319,424

SHAREHOLDERS’ EQUITY
Common Stock, Par Value $1 Per Share, Authorized 2,500,000 Shares; 2,375,683 Outstanding in 2005 and 2004	2,376	2,376
Surplus	28,935	28,935
Undivided Profits	6,618	6,509

TOTAL SHAREHOLDERS’ EQUITY	37,929	37,820

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$363,270	$357,244

See accompanying notes to unaudited financial statements.

4

PEOPLES NATIONAL BANK

STATEMENTS OF INCOME

	Nine Months Ended September 30,		Three Months Ended September 30,
	2006	2005	2006	2005
	(Unaudited)		(Unaudited)
INTEREST INCOME
Interest and Fees on Loans
Taxable	$10,509	$9,436	$3,560	$3,098
Non-Taxable	275	288	108	92
Interest on Deposits in Other Financial Institutions	671	567	228	206
Interest on Federal Funds Sold	484	212	115	132
Interest and Dividends on Securities
U. S. Agency Securities	2,715	2,422	943	810
Obligations of States and Political Subdivisions	—	23	—	5

TOTAL INTEREST INCOME	14,654	12,948	4,954	4,343

INTEREST EXPENSE
Interest on Time Deposits $100,000 or More	1,079	781	420	287
Interest on Other Deposits	5,681	4,652	1,950	1,647
Interest on Federal Funds Purchased	2	8	2	—
Interest on Notes Issued to the U. S. Treasury	3	2	1	1

TOTAL INTEREST EXPENSE	6,765	5,443	2,373	1,935

NET INTEREST INCOME	7,889	7,505	2,581	2,408
Provision for Loan Losses	90	90	30	30

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	7,799	7,415	2,551	2,378

NON-INTEREST INCOME
Service Charges, Commissions and Fees	598	688	204	226
Other Non-Interest Income	106	95	49	29

TOTAL NON-INTEREST INCOME	704	783	253	255

NON-INTEREST EXPENSE
Salaries and Employee Benefits	3,481	3,427	1,129	1,131
Occupancy Expense (Net)	1,032	958	344	323
Operations Center Expense	1,195	1,101	398	374
Other Non-Interest Expense	615	629	192	207

TOTAL NON-INTEREST EXPENSE	6,323	6,115	2,063	2,035

INCOME BEFORE INCOME TAXES	2,180	2,083	741	598
Income Tax Expense	645	597	195	167

NET INCOME	$1,535	$1,486	$546	$431

EARNINGS PER COMMON SHARE:
Basic and Diluted	$0.65	$0.63	$0.23	$0.18

Weighted Average Shares Outstanding	2,375,683	2,375,683	2,375,683	2,375,683
Cash Dividends Per Common Share	$0.60	$0.60	$0.20	$0.20

See accompanying notes to unaudited financial statements.

5

PEOPLES NATIONAL BANK

STATEMENTS OF CASH FLOWS

(Dollars in Thousands)

See accompanying notes to unaudited financial statements.

	Nine Months Ended September 30,
	2006	2005
	(Unaudited)
Cash Flows From Operating Activities
Net Income	$1,535	$1,486
Adjustments to reconcile net income to net cash provided by operating activities
Provision for Loan Losses	90	90
Depreciation of Bank Premises and Equipment	304	297
Increase (Decrease) in Unearned Income	(89)	(153)
(Decrease) Increase in Other Assets	464	(66)
Increase (Decrease) in Other Liabilities	2,121	1,797

Net Cash From Operating Activities	4,425	3,451

Cash Flows From Investing Activities
Proceeds from Maturity of Interest Bearing Balances	14,394	14,745
Purchase of Interest Bearing Balances	(10,792)	(13,061)
Payments on Investment Securities	20,314	14,086
Purchase of Investment Securities	(13,500)	(28,500)
Purchase of Bank Premises and Equipment	(1,239)	(572)
Net (Increase) Decrease in Short-Term Loans Outstanding, Net	(1,235)	29
Longer-Term Loans Originated or Purchased	(36,140)	(28,081)
Principal Collected on Longer-Term Loans	(6,839)	29,844
(Increase) in Other Real Estate	(188)	(49)

Net Cash From Investing Activities	(35,225)	(11,559)

Cash Flows from Financing Activities
Decrease in Demand and Savings Accounts	(8,767)	(2,022)
Proceeds from Sale of Time Deposits	106,900	74,920
Payments for Matured Time Deposits	(57,119)	(64,813)
Cash Dividends	(1,426)	(1,426)
Net Change in Notes issued to the U. S. Treasury	151	158

Net Cash From Financing Activities	39,739	6,817

Net Increase (Decrease) in Cash and Cash Equivalents	8,939	(1,291)
Cash and Cash Equivalents at Beginning of Year	10,367	27,878

Cash and Cash Equivalents at End of Period	$19,306	$26,587

Cash and Cash Equivalents Include:
Cash and Due From Banks	$9,506	$9,887
Federal Funds Sold	9,800	16,700

Total Cash and Cash Equivalents at Period End	$19,306	$26,587

Supplementary Data:
Cash Interest Paid	$7,294	$3,442
Cash Paid for Taxes	645	597

6

PEOPLES NATIONAL BANK

STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY

(Dollars in Thousands)

	Common Stock		Surplus	Undivided Profits
	Shares	Par Value
Balances, December 31, 2005	2,375,683	$2,376	$28,935	$6,509
Net Income	—	—	—	1,535
Cash Dividends	—	—	—	(1,426)

Balances, September 30, 2006 (Unaudited)	2,375,683	$2,376	$28,935	$6,618

Notes To Unaudited Financial Statements

The unaudited interim financial statements of the Bank are prepared in conformity with accounting principles generally accepted in the United States of America and the instructions to the Securities and Exchange Commission’s Form 10-Q. In the opinion of management, all adjustments (consisting only of normal recurring adjustments) necessary for a fair presentation of the financial position and results of operations for the periods presented have been included. The financial statements should be read in conjunction with the financial statements and notes contained in the Bank’s Annual Report on Form 10-K, as amended, for the year ended December 31, 2005. The results for the nine months ended September 30, 2006 are not necessarily indicative of the results for the entire fiscal year ending December 31, 2006.

Certain reclassifications have been made to the prior year financial statements to conform to the 2006 presentation. These reclassifications had no effect on previously reported net income.

NOTE 1—INVESTMENT SECURITIES

(Dollars in Thousands)

The Bank has the ability and intent to carry the investments noted with an unrealized loss to the final maturity of the instrument and considers these investments not other-than-temporarily impaired.

The following table sets forth a summary of the investment securities portfolio as of the periods indicated:

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Market Value
September 30, 2006 (Unaudited)

U. S. Agency Securities	$87,175	$23	$895	$86,303
Mortgage-backed securities	1,676	—	—	1,676

Total	$88,851	$23	$895	$87,979

December 31, 2005

U. S. Agency Securities	$93,652	$21	$1,189	$92,484
Mortgage-backed securities	2,013	—	—	2,013

Total	$95,665	$21	$1,189	$94,497

7

NOTE 2—LOANS

(Dollars in Thousands)

The composition of the loan portfolio by dollar amount is shown in the table below:

	September 30, 2006	December 31, 2005
	(Unaudited)
Secured by real estate
Construction Loans	$10,861	$7,070
Secured by farmland (including farm residential and other improvements)	136	329
Secured by 1-4 family residential properties	19,945	21,310
Secured by multi-family residential properties	15,199	12,147
Secured by non-farm residential property	122,271	118,119
Loans to other Depository Institutions	1,500	1,500
Loans to finance agricultural production and other loans to farmers	1,670	1,677
Commercial and industrial loans	20,541	22,639
Loans to individuals for household, family and other personal expenditures	12,706	13,748
Obligations (other than securities) of states and political subdivisions	9,723	9,174
Less: Unearned Income	(625)	(714)

Total loans and leases	$213,928	$206,999

NOTE 3—ALLOWANCE FOR LOAN LOSSES

(Dollars in Thousands)

The allowance for loan losses is an estimate of losses inherent in the loan portfolio as determined by management taking into consideration historical loan loss experience, diversification of the loan portfolio, amounts of secured and unsecured loans, banking industry standards and averages, and general economic conditions. Ultimate losses may vary from current estimates. These estimates are reviewed periodically and as adjustments become necessary, they are reported in earnings in the periods which they become reasonably estimable.

The following table summarizes the activity in the allowance for loan losses in the periods presented:

	September 30, 2006	December 31, 2005
	(Unaudited)
Balance Beginning of Period	$2,367	$2,412
Provision for Loan Losses	90	120
Charge-Offs, Net of (Recoveries):
Real Estate Loans	(11)	88
Installment Loans	17	75
Commercial Loans	—	2

Total Net Loan Losses	6	165

Balance	$2,451	$2,367

8

NOTE 4—NONPERFORMING ASSETS AND DELINQUENT LOANS

	September 30, 2006	December 31, 2005
	(Unaudited)
Nonaccrual Loans
Real Estate	$2,495	$2,749
Installment	24	16
Commercial	—	5

Total Nonaccrual Loans	2,519	2,770
Foreclosed Properties	445	257

Total Nonperforming Assets	$2,964	$3,027

Loans 90 Days or More Past Due and Still Accruing
Real Estate	$—	$196
Installment	20	62
Commercial	—	—

Total Loans 90 Days or More Past Due	$20	$258

Item 2—MANAGEMENT’S DISCUSSION AND ANALYSIS

The Bank

Incorporated in 1976 as a state-chartered bank with its main office in Danville, Virginia. The Bank converted to a national banking association in 1995. The Bank operates under a national charter and provides full banking services. As a national bank, the Bank is subject to regulation by the Comptroller of the Currency, the Federal Deposit Insurance Corporation and the Board of Governors of the Federal Reserve System. The Bank generates commercial (including agricultural), mortgage and consumer loans and receives deposits from customers located primarily in the areas surrounding the Bank’s offices, which are located in the City of Danville and Pittsylvania County in Virginia and Alamance, Chatham, Cumberland, Lee, Pitt, Robeson, Wayne and Wilson Counties in North Carolina. At September 30, 2006, the Bank had $363 million in assets, $211 million in net loans, $322 million in deposits and $38 million in total shareholders’ equity.
Proposed Reorganization and Merger

On July 28, 2006, the Bank entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Blue Ridge Bank, N.A., Central National Bank, Community National Bank, First National Bank, First National Exchange Bank, Mountain National Bank, Patrick Henry National Bank, Patriot Bank, National Association, Shenandoah National Bank (together with the Bank, the “Banks”) and Carter Bank & Trust, a new Virginia chartered bank that will be headquartered in Martinsville, Virginia. The Merger Agreement sets forth the terms and conditions pursuant to which the Banks will reorganize by merging into Carter Bank & Trust (the “Merger”).

All officers and employees of the existing Banks will remain unchanged as a result of the Merger. Worth Harris Carter, Jr. is currently Chairman of the Board and President of each of the Banks and will serve as Chairman of the Board and President of Carter Bank & Trust. Under the terms of the Merger Agreement, shareholders of each of the Banks will receive a certain number of shares in Carter Bank & Trust in exchange for each share held in the existing Banks as follows: each share of Blue Ridge Bank: 2.474 shares; each share of Central National Bank: 5.470 shares; each share of Community National Bank: 4.350 shares; each share of First National Bank: 1.613 shares; each share of First National Exchange Bank: 4.509 shares; each share of Mountain National Bank: 3.981 shares; each share of Patrick Henry National Bank: 1.112 shares; each share of Patriot Bank: 5.775 shares; each share of Peoples National Bank: 1.945 shares; and each share of Shenandoah National Bank: 3.461 shares.

9

Consummation of the Merger is subject to a number of customary conditions including (i) the approval of the Merger by the shareholders of each of the Banks and Carter Bank & Trust and (ii) the receipt of all required regulatory approvals, including approval by the Virginia State Corporation Commission and the Federal Deposit Insurance Corporation. The Merger is expected to be completed in the fourth quarter of 2006 and will be accounted for using the purchase method of accounting

Critical Accounting Policies

The accounting and reporting policies of the Bank conform to generally accepted accounting principles (GAAP) in the United States of America and to general practices within the banking industry. The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. We believe the most significant of these estimates involves the allowance for loan losses because of its potential impact on our overall performance. We have described our policies in this area below. A summary of the Bank’s significant accounting policies can be found in the Notes to Financial Statements included in the Bank’s 2005 Annual Report on Form 10-K.

In general, determining the amount of the allowance for loan losses requires significant judgment and the use of estimates by management allowing for losses inherent to the loan portfolio. The Bank maintains an allowance for loan losses to absorb probable losses in the loan portfolio based on a quarterly analysis of the portfolio. This analysis determines an appropriate level of the allowance for loan losses by considering factors affecting loan losses, including specific losses, levels and trends in impaired and non-performing loans, historical loan loss experience, current economic conditions, volume, growth and composition of the portfolio, and other relevant factors. The Bank records a provision for loan losses to maintain the allowance at an adequate level. The provision expense could increase or decrease each quarter based upon the results of management’s formal analysis.

The amount of the allowance represents management’s estimate of expected losses from existing loans based upon specific allocations for individual lending relationships and historical loss experience. The allowance for loan losses related to impaired loans is based on discounted cash flows using the loan’s initial effective interest rate or the fair value of the collateral for certain collateral dependent loans. This evaluation requires management to make estimates of the amounts and timing of future cash flows on impaired loans, which consists primarily of non-accrual and restructured loans. Actual losses for these loans can vary significantly from these estimates.

Investment securities are stated at cost, adjusted for amortization of premiums and accretion of discounts, and computed by the interest method. The Bank has positive intent and ability to hold these securities until maturity. Gains and losses on sales, if any, of securities are based upon the adjusted cost of the specific securities sold. If any of the securities are not held to maturity, the classification of the entire portfolio could change to available for sale. This could require fair value accounting for not just the tainted securities but the entire portfolio, and possibly, the recognition of unrealized losses as other than temporary in the income statement.

Real estate properties acquired through or in lieu of loan foreclosure are initially recorded at the lower of the Bank’s carrying amount or fair value less estimated selling cost at the date of foreclosure. Any write-downs based on the asset’s fair value at the date of acquisition are charged to the allowance for loan losses. After foreclosure, these assets are carried at the lower of their new cost basis or fair value less cost to sell. Costs of significant property improvements are capitalized, whereas costs relating to holding property are expensed. The portion of interest costs relating to development of real estate is capitalized. Valuations are periodically performed by management, and any write-downs are recorded as a charge to operations, if necessary, to reduce the carrying value of a property to the lower of its carrying value or fair value less cost to sell. The fair value of other real estate owned, including related selling costs, is an estimate that may change in the near term. If estimates change that decrease the expected fair value of the property, the recognition of this loss is reflected in the income statement for the period the estimate changes.

10

Overview

Net income for the first nine months of 2006 equaled $1,535,000, or $0.65 per share, compared to $1,486,000, or $0.63 per share, for the same quarter of 2005. This represents an annualized return on average assets of 0.56% and return on equity of 5% for both years.

The Bank’s earnings have been impacted by the historically low level of interest rates for the last three years. The Federal Reserve has continue to increase the Fed Funds rate with the rate currently at 5.25%.

With interest rates increasing, the Bank has reduced its investments in interest-bearing deposits and U. S. Agency Securities while increasing Federal Funds Sold and loans. These changes in asset allocation have had a positive impact on earnings. Total deposits increased 3.6 million or 1% compared to December 31, 2005. Time deposits increased while all other categories decreased. As a result, net income increased $49,000. As interest rates continue to increase the Bank expects net interest margins to widen and earnings to increase.

Total Liabilities at September 30, 2006 were $325,341,000, up from $319,424,000 at December 31, 2005.

Total Shareholders’ Equity at September 30, 2006 was $37,929,000. At December 31, 2005, total Shareholders’ Equity was $37,820,000.

Results of Operations

Net Interest Income. Net Interest Income is our largest source of revenue and continues to be impacted by low interest rates, however, net interest income increased $384,000 or 5% compared with the prior year.

The following table details the average balances and cost and yield data for the earning asets and interest-bearing liabilities:

	For the Nine Months Ended
	September 30, 2006			September 30, 2005
	(Unaudited)
Asset/Liability	Average Balance	Income/ Expense	Yield/ Cost	Average Balance	Income/ Expense	Yield/ Cost	Increase (Decrease)
Real Estate Loans	$169,200	$8,381	6.60%	$152,642	$7,273	6.35%	$1,108
Installment Loans	13,422	884	8.78%	13,484	974	9.63%	(90)
Commercial Loans	30,831	1,519	6.57%	37,049	1,477	5.32%	42

Total Loans—Net of Unearned Income	213,453	10,784	6.74%	203,175	9,724	6.38%	1,060
Interest-Bearing Deposits in Other Financial Institutions	20,225	671	4.42%	21,724	567	3.48%	104
Investment Securities	87,313	2,715	4.15%	90,457	2,445	3.60%	270
Federal Funds Sold	19,558	484	3.30%	33,607	212	0.84%	272

Total Earning Assets	$340,549	$14,654	5.74%	$348,963	$12,948	4.95%	$1,706

Interest-Bearing Transaction Accounts	$34,690	$467	1.79%	$22,454	$82	0.49%	$385
Savings Deposits(Including MMA)	70,728	883	1.66%	78,447	957	1.63%	(74)
Certificates of Deposit Over $100,000	32,558	1,079	4.42%	30,246	781	3.44%	298
Other Certificates of Deposits	147,242	4,331	3.92%	146,365	3,613	3.29%	718

Total Deposits	285,218	6,760	3.16%	277,512	5,433	2.61%	1,327
Notes issued to the U. S. Treasury	100	3	4.00%	97	2	2.75%	1
Federal Funds Purchased	238	2	1.12%	8	8	133.33%	(6)

Total Interest-Bearing Liabilities	$285,556	$6,765	3.16%	$277,617	$5,443	2.61%	$1,322

Net Interest Income		$7,889	3.09%		$7,505	2.87%	$384

11

Allowance and Provision for Loan Losses. The Allowance for Loan Losses represents management’s estimation of the amount necessary to absorb future losses in the loan portfolio. On the Statement of Condition, the Allowance for Loan Losses is deducted from Total Loans so that the net amount shown represents the estimated realizable total loans. The Provision for Loan Losses is the amount charged to expense to maintain the Allowance at an adequate level.

The Allowance for Loan Losses was $2,451,000, or 1.14% of total loans outstanding, at September 30, 2006. In the view of management, the Allowance for Loan Losses is adequate to meet the loss contingency based on experience factors and a review of the loan portfolio.

The Provision for Loan Loss was $90,000 for the nine months ended September 30, 2006 and 2005. See Note 3 – Allowance for Loan Losses – and Note 4 – Nonperforming Assets and Delinquent Loans— to the financial statements for additional information.

Non-Interest Income. Non-Interest Income decreased $79,000, or 11%, for the nine-month period ended September 30, 2006, compared to the same period of 2005. The largest source of non-interest income is Service Charges, Commissions and Fees, which decreased from $688,000 for the nine months ended September 30, 2005 to $598,000 at September 30, 2006.

Non-Interest Expense. Non-Interest Expense increased $208,000, or 3% during the same period, for the nine months ended September 30, 2006 as a result of the opening of several offices and the preparation of twelve offices for opening over the next twelve months.

Income Taxes. Income tax expense equaled $645,000 in the third quarter of 2006, as compared to $597,000 in 2005.

Analysis of Financial Condition

Investments. U. S. Agency Securities investments have decreased $6.8 million compared to December 31, 2005. U. S. Agency Securities were reduced while Federal Funds Sold and loans increased. These asset allocation changes have had a positive affect on earnings.

Loans. Loans increased $6.8 million, or 3%, compared to December 31, 2005. The increase took place primarily in the real estate segment of the portfolio. Real estate secured loans made up approximately 78% of total loans at September 30, 2006.

Non-Performing Assets Impaired Loans. Non-performing assets, which consist of nonaccrual loans and foreclosed properties, were $2,964,000 at September 30, 2006 and $5,422,000 at December 31, 2005. Nonaccrual Loans equaled $2,519,000 at September 30, 2006 and $5,165,000 at December 31, 2005. Foreclosed Properties equaled $445,000 at September 30, 2006 and $257,000 at December 31, 2005.

Nonaccrual loans are those loans contractually past due 90 days or more on which no interest is being accrued. Other real estate owned consists of real estate acquired through foreclosure. These properties are reviewed quarterly and reduced to an estimated realizable value at that time.

Deposits. Total deposits have increased $3.6 million, or 1%, compared to December 31, 2005. Increases occurred in time deposits, while all other categories decreased.

Capital. The federal regulatory agencies use risk-based capital ratios to analyze the adequacy of a bank’s capital. These ratios weigh bank assets from 0% to 100%, depending upon the risks inherent in each type of asset. The Bank continues to meet all requirements for a well-capitalized bank as defined by the regulatory agencies.

12

The following table presents the key risk-based capital ratios for the periods indicated:

	September 30, 2006	December 31, 2005
Tier 1 Ratio	15.46%	15.88%
Total Risk-Based Capital Ratio	16.46%	16.88%
Leverage Ratio	10.42%	10.70%

Shareholders’ Equity was $37,929,000 at September 30, 2006 compared to $37,820,000 at December 31, 2005.

Liquidity. Liquidity is our ability to fund both loans and investments in the normal course of business and to provide adequate protection for unexpected deposit withdrawals or other demands for funds without incurring a significant negative impact on profitability. Our primary source of day-to-day liquidity lies in the combination of cash, deposit balances, checks in process of collection, deposit growth and federal funds sold. Federal funds are excess funds that are sold to other banks, generally on a one-day basis. Normal funds from the repayment of loans and investments augment these funds.

Our secondary source of liquidity lies in our investments and deposits in other financial institutions. While our investments are categorized as held-to-maturity, they consist primarily of short-term U. S. Agency Securities that are readily marketable. The majority of our investment securities mature in five years or less. Interest-bearing deposits in other financial institutions generally mature in two years or less and the volume of this investment decreased for the first nine months.

Off-Balance Sheet Arrangements. Commitments to extend credit, which amounted to $4,859,000 at September 30, 2006 and $5,079,000 at December 31, 2005, respectively, represent agreements to lend to customers with fixed expiration dates or other termination clauses. Since many of the commitments are expected to expire without being funded, the total commitment amounts do not necessarily represent future liquidity requirements. Standby letters of credit are conditional commitments issued by the Bank guaranteeing the performance of a customer to a third party. Those guarantees are primarily issued to support public and private borrowing arrangements. The Bank had outstanding letters of credit in the amount of $701,000 at September 30, 2006 and $711,000 at December 31, 2005 .

Recent Accounting Pronouncements. In June 2005, the FASB issued Statement No. 154, “Accounting Changes and Error Corrections”, which replaces APB Opinion No. 20, “Accounting Changes” and FASB Statement No. 3, “Reporting Accounting Changes in Interim Financial Statements.” Statement No., 154 requires that a voluntary change in accounting principle be applied retrospectively with all prior period financial statements presented on the new accounting principle. Statement No. 154 also requires that a change in method of depreciating or amortizing a long-lived non-financial asset be accounted for prospectively as a change in estimate, and correction of errors in previously issued financial statements should be termed a “restatement.” Statement No. 154 is effective for accounting changes and correction of errors made in fiscal years beginning after December 15, 2005. Management does not expect this accounting pronouncement to have a material impact on the financial statements.

Item 3—QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

Interest Sensitivity Analysis. The frequency with which interest rates on earning assets and interest bearing liabilities change has a significant impact on net interest income. The following table presents the anticipated changes based on the contractual maturity of each instrument. Expected maturities may differ from contractual maturities as both borrowers and depositors may have the right to call or prepay obligations with or without call or prepayment penalties.

13

(Unaudited)	Within One Year	One to Five Years	Over Five Years	Total
Uses of Funds
Interest-Bearing Deposits in Other Financial Institutions	$18,801	$—	$—	$18,801
Investment Securities	30,178	56,998	1,675	88,851
Federal Funds Sold	9,800	—	—	9,800
Loans	76,774	83,992	53,786	214,552

Total Earning Assets	135,553	140,990	55,461	332,004

Deposits
Interest-Bearing Demand	24,573	—	—	24,573
Regular Passbook Savings	61,408	—	—	61,408
Time Deposits
Certificates of Deposit Over $100,000	20,465	18,147	—	38,612
Other	83,227	70,010	—	153,237

Total Deposits	189,673	88,157	—	277,830
Notes issued to the U. S. Treasury	223	—	—	223

Total Interest-Bearing Liabilities	$189,896	$88,157	$—	$278,053

Maturity/Rate Sensitivity Gap Per Period	$(54,343)	$52,833	$55,461	$53,951
Cummulative Maturity/Rate Sensitivity Gap	$(54,343)	$(1,510)	$53,951

Item 4—CONTROLS AND PROCEDURES

The Bank maintains a system of disclosure controls and procedures that is designed to ensure that material information is accumulated and communicated to management, including the Bank’s president (who is the Bank’s principal executive officer and principal financial officer), as appropriate to allow timely decisions regarding required disclosure. As required, management, with the participation of the Bank’s president, evaluated the effectiveness of the design and operation of the Bank’s disclosure controls and procedures as of the end of the period covered by this report. Based on this evaluation, the Bank’s president concluded that the Bank’s disclosure controls and procedures were operating effectively to ensure that information required to be disclosed by the Bank in reports that it files or submits under the Securities Exchange Act of 1934, as amended, is recorded, processed, summarized, and reported within the time periods specified in the rules and forms of the SEC.

Because of the inherent limitations in all control systems, no evaluation of controls can provide absolute assurance that the Bank’s disclosure controls and procedures will detect or uncover every situation involving the failure of persons within the Bank to disclose material information otherwise required to be set forth in the Bank’s periodic reports.

The Bank’s management is also responsible for establishing and maintaining adequate internal control over financial reporting to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. There were no changes in the Bank’s internal control over financial reporting during the Bank’s quarter ended September 30, 2006 that have materially affected, or are reasonably likely to materially affect, the Bank’s internal control over financial reporting.

14

PART II—OTHER INFORMATION

Item 1—LEGAL PROCEEDINGS.

There are no material pending legal proceedings to which the Bank is a party or to which the property of the Bank is subject.

Item 1A—RISK FACTORS.

There have been no material changes in the risk factors faced by Peoples National Bank from those disclosed in Peoples National Bank’s Annual Report to Shareholders for the year ended December 31, 2005.

Item 2—UNREGISTERED SALES OF EQUITY SECURITIES AND USE OF PROCEEDS.

None.

Item 3—DEFAULTS UPON SENIOR SECURITIES.

None.

Item 4—SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

Item 5—OTHER INFORMATION

None.

Item 6—EXHIBITS

Exhibits:

2.1	Agreement and Plan of Merger, dated as of July 28, 2006, by and among Blue Ridge Bank, N.A., Central National Bank, Community National Bank, First National Bank, First National Exchange Bank, Mountain National Bank, Patrick Henry National Bank, Patriot Bank, National Association, Peoples National Bank, Shenandoah National Bank and Carter Bank & Trust (incorporated by reference to Exhibit 2.1 to Form 8-K filed with the Office of the Comptroller of the Currency on July 31, 2006).

3.1	Articles of Association (filed with the Office of the Comptroller of the Currency prior to the opening of the Bank)

3.2	Amended and Restated Bylaws (as amended and restated through February 17, 2005) (incorporated by reference to Exhibit 3.2 to Form 8-K filed with the Office of the Comptroller of the Currency on February 17, 2005)

31	Certification by principal executive officer and principal financial officer pursuant to Rule 13a-14(a)

32	Certification of principal executive officer and principal financial officer pursuant to 18 U.S.C. § 1350

15

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PEOPLES NATIONAL BANK

Date: November 13, 2006
Worth Harris Carter, Jr.
Chairman of the Board and President
(Signing on behalf of the registrant and as principal executive and financial officer of the registrant)

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Exhibit 31

CERTIFICATION

I, Worth Harris Carter, Jr., certify that:

1.	I have reviewed this quarterly report on Form 10-Q of Peoples National Bank;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report; and

3.	Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report.

Date: November 13, 2006
Worth Harris Carter, Jr.
Chairman of the Board, President, Chief Executive Officer and Chief Financial Officer

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Exhibit 32

CERTIFICATION OF

CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350)

The undersigned, as the Chief Executive Officer and Chief Financial Officer of Peoples National Bank, certifies that, to the best of his knowledge and belief, the Quarterly Report on Form 10-Q for the period ended September 30, 2006 which accompanies this certification fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of Peoples National Bank at the dates and for the periods indicated. The foregoing certification is made pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350) and shall not be relied upon for any other purpose. The undersigned expressly disclaims any obligation to update the foregoing certification except as required by law.

Date: November 13, 2006
Worth Harris Carter, Jr.
Chairman of the Board, President, Chief Executive Officer and Chief Financial Officer

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Annex CC

OFFICE OF THE COMPTROLLER OF THE CURRENCY

WASHINGTON, D.C. 20552

FORM 10-KSB/A

AMENDMENT NO. 1

☒	ANNUAL REPORT UNDER SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the fiscal year ended December 31, 2005

OR

☐	TRANSITION REPORT UNDER SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Commission file number: n/a

SHENANDOAH NATIONAL BANK

(Name of small business issuer in its charter)

National Bank	54-1801533
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

478 Frontier Drive Staunton, VA	24401
(Address of principal executive offices)	(Zip Code)

Issuer’s telephone number: (540) 885-1108

Securities registered under Section 12(b) of the Exchange Act: None

Securities registered under Section 12(g) of the Exchange Act: None

Check whether the issuer is not required to file reports pursuant to Section 13 or 15(d) of the Exchange Act.    Yes  ☐    No  ☒

Check whether the issuer (1) filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.    Yes  ☒    No  ☐

Check if there is no disclosure of delinquent filers in response to Item 405 of Regulation S-B contained in this form, and no disclosure will be contained, to the best of registrant’s knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-KSB or any amendment to this Form 10-KSB.    ☒

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).    Yes  ☐    No  ☒

The issuer’s revenues for the fiscal year ended December 31, 2005 were $6,042,000.

The aggregate market value of the issuer’s common stock held by nonaffiliates as of March 14, 2006 was $6,964,290.

As of March 14, 2006, there were issued and outstanding 277,588 shares of the issuer’s common stock.

DOCUMENTS INCORPORATED BY REFERENCE

Portions of the 2005 Annual Report to Shareholders, as revised, are incorporated by reference in Part II of this report, which is attached hereto as Exhibit 13.

Transitional Small Business Disclosure Format:    Yes  ☐    No  ☒

Shenandoah National Bank

2005 ANNUAL REPORT ON FORM 10-KSB/A

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EXPLANATORY NOTE

Shenandoah National Bank (the “Bank”) is simultaneously submitting the following amended filings: (i) Form 10-KSB/A for the year ended December 31, 2005 and (ii) Form 10-QSB/A for the quarter ended June 30, 2006. These amended filings update the Bank’s reported financial information for the year ended December 31, 2005 and for the affected quarters of 2005 and 2006.

This amendment amends the Annual Report on Form 10-KSB filed by the Bank on March 31, 2006 (the “Original Filing”). The purpose of this amendment is to change the Bank’s financial statements and related footnote disclosures and related MD&A discussion for the periods covered by this Form 10-KSB/A to match the amended Consolidated Reports of Condition and Income (“Call Reports”) the Bank filed in June 2006 at the direction of the Office of the Comptroller of the Currency (“OCC”) to place on nonaccrual one loan to a borrower group secured by a first deed of trust on a hotel property in Virginia.

The amendments to the financial statements consist of the following:

(Dollars in thousands)

	As Originally Presented	Changes	As Revised
Statements of Financial Condition:
Loans	$73,939	$(12)	$73,927
Other Assets	1,236	1	1,237

Statements of Income:
Interest Income	5,687	(17)	5,670
Income Taxes	118	(6)	112
Net Income	382	(11)	371

Statements of Cash Flows:
Net cash from operating activities	564	(12)	552
Net cash from investing activities	(9,424)	12	(9,412)

Statements of Changes in Shareholders’
Equity:
Undivided profits	1,949	(11)	1,938

The Bank’s accountants previously advised the Bank that the financial statements included in the Original Filing were prepared in accordance with Generally Accepted Accounting Principles and that the amounts involved in the amendment of the Call Reports were not material. However, the OCC has advised the Bank that the financial statements in this Annual Report must be identical with the Bank’s Call Reports, as amended, to comply with OCC policy.

This Form 10-KSB/A does not change any of the information contained in Items 1-5 or 8-14 of the Original Filing and which is repeated in this amended filing. Except for the changes noted above, references throughout this Form 10-KSB/A are accurate as of the date this Annual Report was originally filed and have not been updated to reflect events occurring subsequent to the original filing date.

Importantly, as of the date of this amended filing, the collateral securing the loan at issue has been liquidated as part of the Bank’s collection process and the loan has been paid in full. Therefore, all interest income adjusted in this Form 10-KSB/A will be reported by the Bank as income earned in the third quarter of 2006.

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FORWARD–LOOKING STATEMENTS

This report contains statements concerning the Bank’s expectations, plans, objectives, future financial performance and other statements that are not historical facts. These statements may constitute “forward-looking statements” as defined by federal securities laws. In some cases, readers can identify the forward-looking statements by the use of words such as “may,” “ will,” “should,” “could,” “expect,” “plan,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative or other variations of these words, or other comparable words or phrases. These statements may address issues that involve estimates and assumptions made by management, risks and uncertainties, and actual results could differ materially from historical results or those anticipated by such statements. Factors that could have a material adverse effect on the Bank’s operations and future prospects include, but are not limited to, changes in: interest rates; general and local economic conditions; the legislative/regulatory climate; monetary and fiscal policies of the U.S. government, including policies of the U.S. Treasury and the Federal Reserve Board; the quality or composition of loan or investment portfolios; demand for loan products; deposit flows; competition; demand for financial services in our market area and accounting principles, policies and guidelines. These risks and uncertainties should be considered in evaluating the forward-looking statements contained herein, and readers are cautioned not to place undue reliance on such statements, which speak only as of the date of this report.

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PART I

ITEM 1. DESCRIPTION OF BUSINESS.

General

The Bank opened for business as a National Banking Association on July 1, 1996 and was created through the spinoff of the assets, liabilities and related capital of three offices located in the Staunton area from Patrick Henry National Bank, Bassett, Virginia. At December 31, 2005, the Bank had 50 full-time and 2 part-time employee, $117 million in assets, $74 million in net loans, $107 million in deposits, and $8 million in total shareholders’ equity.

The Bank is a full service community bank that provides an array of financial products and services to its customers, including a variety of interest-bearing and non-interest bearing demand deposit accounts; savings and money market accounts; certificates of deposit; commercial, installment, and real estate mortgage loans (commercial and residential); and safe deposit rental facilities. The Bank also sells travelers checks, money orders, and cashier’s checks.

Market Area

The Bank’s primary service area currently consists of Augusta, Rockbridge and Rockingham counties in Virginia, including the cities of Buena Vista, Harrionsburg, Staunton and Waynesboro. The Bank conducts a general commercial banking business in its service area, and focuses on serving the banking needs of small-to-medium sized businesses, professional concerns and individuals.

Goals and Strategy

The Bank’s goal is to become a leading financial institution in its market area by opening new offices and providing a full array of banking services. Management believes that the on-going consolidation of the banking industry has created an opportunity for community-based lenders like the Bank, which emphasize retail lending and superior customer service. The Bank’s business strategy is to target individuals, businesses and professionals in the area for loans, deposits, and other financial services and to explore selected opportunities to establish branches in areas that demographically compliment the Bank’s existing customer base.

Deposits and Loan Products

The Bank offers a full range of deposit services including LIFETIME FREE CHECKING, NOW accounts, savings accounts, retirement accounts and other deposits of various types, ranging from money market accounts to longer-term certificates of deposit. The transaction accounts and time certificates are tailored to the Bank’s principal market at competitive rates. All deposit accounts are insured by the FDIC up to the maximum amount allowed by law (generally $100,000 per depositor subject to aggregation rules). The Bank solicits these accounts from individuals, businesses, associations, organizations, and governmental entities.

The Bank also offers a full range of commercial and personal loans. Commercial loans include both secured and unsecured loans. Consumer loans include secured and unsecured loans for financing automobiles, home improvements, education and personal investments. The Bank also makes real estate construction and acquisition loans and originates and holds fixed and variable rate mortgage loans.

The Bank’s lending activities are subject to a variety of lending limits imposed by federal law. While differing limits apply in certain circumstances based on the type of loan or the nature of the borrower (including the borrower’s relationship to the Bank), in general the Bank is subject to a loan-to-one borrower limit of an amount equal to 15% of the Bank’s unimpaired capital and surplus, or 25% of the unimpaired capital and surplus. The Bank may not make loans to any director, officer, employee or 10% shareholder of the Bank unless the loan is approved by the Board of Directors and is made on terms not more favorable than are made available to a person not affiliated with the Bank.

5

Other bank services include traveler’s checks, direct deposit of payroll and social security checks, and automated drafts for various accounts. The Bank has no current plans to exercise trust powers.

Bank Lending Practices

The Bank’s lending efforts are directed to making loans to individuals and businesses in its market area. The Bank has both purchased and sold participation loans with other banks in the past and may do so in the future. The Bank believes that its lending and credit policies are conservative.

The Bank’s primary lending program has been the origination of loans secured by real estate. The Bank evaluates both the borrower’s ability to make principal and interest payments and the value of the property that will secure the loan.

Residential mortgage loans generally are made on the basis of the borrower’s ability to make repayment from employment and other income and are secured by real estate that can be readily valued. The Bank offers both adjustable-rate and fixed-rate loans.

In contrast, commercial real estate loans typically are made on the basis of the borrower’s ability to make repayment from cash flow from its business and are secured by business properties. The Bank’s primary non-residential real estate loan products have rates, which are fixed for three to five years and then become adjustable. Commercial loans typically involve larger loan balances concentrated with single borrowers or groups of related borrowers.

The Bank also makes consumer loans, including unsecured personal loans, automobile loans, deposit account loans, installment loans and time loans. The Bank’s primary consideration when making such consumer loans is the customer’s ability to repay the loan. Consumer loans generally warrant higher interest rates and fees, but such loans, particularly unsecured consumer loans, also may entail greater risk than residential mortgage loans. Even when a loan is secured, repossessed collateral for a defaulted consumer loan may not provide an adequate source of repayment. Consumer loan collections are dependent on the borrower’s continuing financial stability, and are more likely to be affected adversely by job loss, divorce, illness, or personal bankruptcy. Various federal and state laws, including bankruptcy and insolvency laws, may limit the amount that can be recovered on such loans and such loans may give rise to claims and defenses by a consumer loan borrower.

The Bank also makes commercial loans to qualified small businesses in its market area. Commercial business loans generally have a higher degree of risk than mortgage loans, but have commensurately higher yields. To manage these risks, the Bank generally secures appropriate collateral and carefully monitors the financial condition of its business borrowers.

Competition

Federal and state legislative changes have significantly increased competition among financial institutions, and current trends towards additional deregulation may be expected to increase competition even further. In its market area, the Bank competes with nationwide, statewide and local banking institutions, credit unions, thrift institutions, money market funds, consumer finance companies, and other financial service organizations. Many of the financial organizations competing with the Bank have greater financial resources than the Bank. Many of these financial organizations also have greater geographic coverage and some offer bank and bank-related services, which the Bank does not offer.

The Bank primarily focuses on non-major metropolitan markets in which to provide products and services. Management believes the Bank has developed a niche and a certain level of expertise in serving these communities.

Supervision and Regulation

Financial institutions are extensively regulated under federal and state law. Consequently, the growth and earnings performance of the Bank can be affected not only by management decisions and general economic conditions, but also by the statutes administered by, and the regulations and policies of, various governmental regulatory authorities including, but not limited to, the OCC, the Federal Reserve Board (“FRB”), the FDIC, the Internal Revenue Service, federal and state taxing authorities, and the Securities Exchange Commission. The effect of such statutes, regulations and policies can be significant, and cannot be predicted with a high degree of certainty.

6

Federal and state laws and regulations generally applicable to financial institutions regulate, among other things, the scope of business, investments, reserves against deposits, capital levels relative to operations, the nature and amount of collateral for loans, the establishment of branches, mergers, consolidations and dividends. The system of supervision and regulation applicable to the Bank establishes a comprehensive framework for their respective operations and is intended primarily for the protection of the FDIC’s deposit insurance funds and the depositors, rather than the shareholders, of the Bank.

The following references to material statutes and regulations affecting the Bank are brief summaries thereof and do not purport to be complete, and are qualified in their entirety by reference to such statutes and regulations. Any change in applicable law or regulations may have a material effect on the business of the Bank.

Finally, the Bank is subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended, including but not limited to, filing annual, quarterly and other current reports with the Comptroller of the Currency.

Regulatory Capital Requirements

All financial institutions are required to maintain minimum levels of regulatory capital. The OCC has established risk-based and leveraged capital standards for the financial institutions they regulate. The OCC also may impose capital requirements in excess of these standards on a case-by-case basis for various reasons, including financial condition or actual or anticipated growth. Under the risk-based capital requirements, the Bank is required to maintain a minimum ratio of total capital to risk-weighted assets of at least 8%. At least half of the total capital is required to be “Tier 1 capital,” which consists principally of common and certain qualifying preferred shareholders’ equity, less certain intangibles and other adjustments. The remainder, “Tier 2 capital,” consists of a limited amount of subordinated and other qualifying debt (including certain hybrid capital instruments) and a limited amount of the general loan loss reserve.

In addition, the federal regulatory agencies have established a minimum leveraged capital ratio (Tier 1 capital to period end total assets). These guidelines provide for a minimum leveraged capital ratio of 4%. The guidelines also provide that banking organizations experiencing internal growth or making acquisitions will be expected to maintain strong capital positions substantially above the minimum supervisory levels, without significant reliance on intangible assets.

On December 12, 2000, the Bank issued a subordinated capital note in the amount of $1.5 million. This note is described in Footnote 21 of the Financial Statements filed herewith.

The Bank qualified as “well-capitalized on December 31, 2005 and 2004. (See Note 16 to the Financial Statements Part II, Item 7 filed herewith).

Insurance of Accounts, Assessments and Regulation by the FD1C

The Bank is a member of the Bank Insurance Fund (“BIF”) of the FDIC. As a BIF insured institution, the Bank is subject to FDIC rules and regulations as administrator of the BIF. The Bank’s deposits are insured up to $100,000 per insured depositor, as defined by law and regulation. As insurer, the FDIC is authorized to conduct examinations of and to require reporting by BIF institutions. The actual assessment to be paid by each BIF member is based on the institution’s assessment risk classification and whether the institution is considered by its supervisory agency to be financially sound or to have supervisory concerns.

Under the FDIC’s risk-based insurance system, BIF-insured institutions are currently assessed premiums of between zero and twenty seven cents per $100 of eligible deposits, depending on the institution’s capital position and other supervisory facts. Congress has enacted legislation that, among other things, provides for assessments against BIF-insured institutions that will be used to pay certain Financing Corporation (“FICO”) obligations.

7

The FDIC is authorized to prohibit any BIF-insured institution from engaging in any activity that the FDIC determines by regulation or order to pose a serious threat to the insurance fund. Also, the FDIC may initiate enforcement actions against banks after first giving the institution’s primary regulatory authority an opportunity to take such action. The FDIC may terminate the deposit insurance of any depository institution, including the Bank, if it determines, after a hearing, that the institution has engaged or is engaging in unsafe or unsound practices, is in an unsafe or unsound condition to continue operations, or has violated any applicable law, regulation, order or any condition imposed in writing by the FDIC. It also may suspend deposit insurance temporarily during the hearing process for the permanent termination of insurance, if the institution has no tangible capital. If deposit insurance is terminated, the deposits at the institution at the time of termination, less subsequent withdrawals, shall continue to be insured for a period from six months to two years, as determined by the FDIC. Management is aware of no existing circumstances that could result in termination of the Bank’s deposit insurance.

Other Safety and Soundness Regulations

The federal banking agencies have broad powers under current federal law to take prompt corrective action to resolve problems of insured depository institutions. The extent of these powers depends upon whether the institutions in question are “well capitalized,” “adequately capitalized,” “undercapitalized,” “significantly undercapitalized” or “critically undercapitalized,” as such terms are defined under uniform regulations issued by each of the federal banking agencies.

Community Reinvestment

The requirements of the Community Reinvestment Act (“CRA”) affect the Bank. The CRA imposes on financial institutions an affirmative obligation to help meet the credit needs of their local communities, including low- and moderate-income neighborhoods, consistent with the safe and sound operation of those institutions. Each financial institution’s efforts in helping meet community credit needs currently is evaluated as part of the examination process pursuant to a new regulation recently adopted by the banking regulatory agencies. Under the new regulation a financial institution’s efforts in helping meet its community’s credit needs are evaluated, based on the particular institution’s Total Assets, according to a lending test, a community development test in addition to the lending test, or the three-pronged (lending, investment and service) test, all of which replace the twelve assessment factors used previously. The grade received by a bank is considered in evaluating mergers, acquisitions and applications to open a branch or facility. To the best knowledge of the Bank, it is meeting its obligations under the CRA.

Effect of Governmental Monetary Policies

As with other financial institutions, the earnings of the Bank are affected by general economic conditions as well as by the monetary policies of the Federal Reserve Board. Such policies, which include regulating the national supply of bank reserves and bank credit, can have a major effect upon the source and cost of funds and the rates of return earned on loans and investments. The Federal Reserve System exerts a substantial influence on interest rates and credit conditions, primarily through establishing target rates for federal funds, open market operations in U.S. Government securities, varying the discount rate on member bank borrowings and setting cash reserve requirements against deposits. Changes in monetary policy, including changes in interest rates, will influence the origination of loans, the purchase of investments, the generation of deposits, and rates received on loans and investment securities and paid on deposits. Fluctuations in the Federal Reserve Board’s monetary policies have had a significant impact on the operating results of the Bank and all financial institutions in the past and are expected to continue to do so in the future.

Employees

The Bank had 50 full-time and 2 part-time employees as of December 31, 2005. The Bank believes that its relationship with its employees is good, and no employees are represented by a labor union.

8

ITEM 2. DESCRIPTION OF PROPERTY.

The Bank’s main office is located in a one-story building at 478 Frontier Drive, Staunton, Virginia. The Bank also operates seven additional offices, all of which are located in Virginia. The Bank owns five of the offices free and clear of encumbrances, while the other three are held under non-cancellable operating leases. These leases are described in Footnotes 7 and 18 in the Financial Statements.

The Bank’s offices are listed in the table below:

Location	Address		Lease/Own
Lexington Office	Stonewall Square	Lexington, VA 24451	Own

Greenville Avenue Office	478 Frontier Drive	Staunton, VA 24401	Own

West Main Office	2701 West Main Street	Waynesboro, VA 22980	Own

North Mason Office	75 North Mason Street	Harrisonburg, VA 22802	Own

Stuarts Draft Office	2782 Stuarts Draft Hwy.	Stuarts Draft, VA	Lease

Weyers Cave Office	81 Franklin St.	Weyers Cave, VA 24486	Lease

South Main	2169 South Main Street	Harrisonburg, VA 22802	Lease

Bridgewater Office	317 North Main Street	Bridgewater, VA 22812	Own

The Bank has purchased a new office in Woodstock which we plan to open this year.

The Bank has acquired title to a parcel of real estate through the normal course of its lending activities. The book values of this property equaled $487,000 as of December 31, 2005 and $534,000 December 31, 2004.

Management considers these properties to be in good condition. Adequate insurance is maintainted on each of these properties.

ITEM 3. LEGAL PROCEEDINGS.

There are no material pending legal proceedings to which the Bank is a party or to which the property of the Bank is subject.

ITEM 4. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No matters were submitted to a vote of security holders during the fourth quarter of the fiscal year covered by this report.

EXECUTIVE OFFICERS OF THE REGISTRANT

Name (Age)	Officer Since	Principal Occupation During Past Five Years
Worth Harris Carter, Jr. (68)	1976	Chairman of the Board of First National Bank since 1976, President since 1986

		Chairman of the Board and President of Patrick Henry National Bank since 1977

		Chairman of the Board of Peoples National Bank since 1976, President since 1981

		Chairman of the Board of Blue Ridge Bank since 1982

		Chairman of the Board and President of Community National Bank since 1985

9

Chairman of the Board and President of Mountain National Bank since 1996

Chairman of the Board and President of Shenandoah National Bank since 1996

Chairman of the Board and President of Central National Bank since 1996

Chairman of the Board and President of Patriot Bank since 1996

Chairman of the Board and President of First National Exchange Bank since 1998

Chairman of the Board and President of Mortgage Company of Virginia since 1984

Chairman of the Board and President of Bank Services of Virginia since 1984

Chairman of the Board and President of Bank Building Corporation since 1994

Chairman of the Board and President of Bank Services Insurance, Inc. since 2003

Manager of Blackstone Properties LLC Since 1998

PART II

ITEM 5. MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS.

The bank is authorized to issue 2.5 million shares of common stock with a par value of $5. This stock has full voting rights, and full preemptive rights. There were 277,588 shares outstanding as of December 31, 2005 and 2004. This is the only class of authorized stock.

The Bank’s common stock is traded locally with no established trading market and no known market makers.

The quarterly high and low prices, based on transactions made known to the Bank, for the common stock for 2005 and 2004 are presented below:

	2005		2004
	High	Low	High	Low
First Quarter	$33	$33	$40	$35
Second Quarter	31	31	40	35
Third Quarter	31	31	40	35
Fourth Quarter	30	30	50	40

Holders. As of March 14, 2006, there are approximately 1,109 holders of record of the Bank’s outstanding common stock.

Dividends. The amount of dividends that may be paid by the Bank will depend on the Bank’s earnings and capital position and is limited by federal law, regulations and policies. A national bank may not pay dividends from its capital; all dividends must be paid out of undivided profits then on hand, after deducting expenses, including reserves for losses and bad debts. In addition, the approval of the OCC is required if the total of all dividends declared by a national bank in any calendar year exceeds the total of its net profits for that year combined with its retained net profits for the preceding two years, less any required transfers to surplus. The Bank may not pay a dividend if, after giving effect to the dividend, the Bank would be undercapitalized.

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No dividends have been paid. The Board of Directors will review the Bank’s performance and growth and make decisions regarding dividend payments in the future and are dependent upon the Bank’s future performance and other factors.

ITEM 6. MANAGEMENT’S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION.

The information required by this Item is included in the Bank’s annual report to shareholders for the year ended December 31, 2005, as revised, (the “Annual Report”), which is attached hereto as Exhibit 13 and is incorporated herein by reference. The information appears in the Annual Report under the caption “Management’s Discussion and Analysis of Financial Condition and Results of Operation.”

ITEM 7. FINANCIAL STATEMENTS.

The report of the independent registered public accounting firm and audited financial statements of the Bank and accompanying notes required by this Item are included in the Bank’s Annual Report, which is attached hereto as Exhibit 13 and is incorporated herein by reference.

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE.

None.

ITEM 8A. CONTROLS AND PROCEDURES.

The Bank maintains a system of disclosure controls and procedures that is designed to ensure that material information is accumulated and communicated to management, including the Bank’s president (who is the Bank’s principal executive officer and principal financial officer), as appropriate to allow timely decisions regarding required disclosure. As required, management, with the participation of the Bank’s president, evaluated the effectiveness of the design and operation of the Bank’s disclosure controls and procedures as of the end of the period covered by this report. Based on this evaluation, the Bank’s president concluded that the Bank’s disclosure controls and procedures were operating effectively to ensure that information required to be disclosed by the Bank in reports that it files or submits under the Securities Exchange Act of 1934, as amended, is recorded, processed, summarized, and reported within the time periods specified in the rules and forms of the SEC.

Because of the inherent limitations in all control systems, no evaluation of controls can provide absolute assurance that the Bank’s disclosure controls and procedures will detect or uncover every situation involving the failure of persons within the Bank to disclose material information otherwise required to be set forth in the Bank’s periodic reports.

The Bank’s management is also responsible for establishing and maintaining adequate internal control over financial reporting to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. There were no changes in the Bank’s internal control over financial reporting during the Bank’s fourth quarter ended December 31, 2005 that have materially affected, or are reasonably likely to materially affect, the Bank’s internal control over financial reporting.

ITEM 8B. OTHER INFORMATION.

None.

11

PART III

ITEM 9. DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS; COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT.

The information regarding the Bank’s executive officer is contained in Part I of this Report on Form 10-KSB/A.

Name and Business Experience	Age	Director Since
Carter, Worth Harris, Jr.	68	4/76
Chairman of the Board and President
Worth Harris Carter, Jr. is a director and officer of the following companies:
Chairman of the Board of First National Bank since 1976, President since 1986
Chairman of the Board and President of Patrick Henry National Bank since 1977
Chairman of the Board of Peoples National Bank since 1976, President since 1981
Chairman of the Board of Blue Ridge Bank since 1982, President since 2004
Chairman of the Board and President of Community National Bank since 1985
Chairman of the Board and President of Mountain National Bank since 1996
Chairman of the Board and President of Central National Bank since 1996
Chairman of the Board and President of Patriot Bank since 1996
Chairman of the Board and President of First National Exchange Bank since 1998
Chairman of the Board and President of Mortgage Company of Virginia since 1984
Chairman of the Board and President of Bank Services of Virginia, Inc. since 1984
Chairman of the Board and President of Bank Services Insurance, Inc. since 2003
Chairman of the Board and President of Coresoft, Inc. since 2004
Chairman of the Board and President of Bank Building Corporation since 1988
Manager of Blackstone Properties LLC since 1998

Craig, W. Lynwood	77	4/96
W. Lynwood Craig is and has been President and Treasurer of Bassett Oil & Equipment Company, Inc., Bassett, VA for more than five years. He also has served as a director of Patrick Henry National Bank, Bassett, VA, since 1976.

Lester, George W., II	67	4/96
George W. Lester, II is and has been Chairman and Chief Executive Officer of the Lester Group, Inc., a Forest Products Company of Martinsville, VA for more than five years. He also has served as a director of Patrick Henry National Bank, Bassett, VA since 1976.

Pigg, Joseph E.	70	4/96
Joseph E. Pigg is President of Millard’s Machinery, Inc., an industrial and logging equipment sales and service business, and has been for more than five years. He also has served as a director of Patrick Henry National Bank, Bassett, VA since 1976.

Spencer, Simon C.	70	4/96
Simon C. Spencer is retired. He was previously Assistant Principal of Fieldale-Collinsville High School for more than five years and a Lt. Colonel, U.S. Army. He has served as a director of Patrick Henry National Bank, Bassett, VA since 1976.

Thomasson, James M.	75	4/96
James M. Thomasson is retired. He was previously Executive Vice President and Cashier of Patrick Henry National Bank for more than five years. He also has served as a director of Patrick Henry National Bank, Bassett, VA since 1978.

Trent, W. C., Jr.	62	4/96
W. C. Trent, Jr. is an investor. He was Vice President & Treasurer of Trent Furniture Corp., Bassett, VA for more than five years. He has served as a director of Patrick Henry National Bank, Bassett, VA since 1977.

12

The Board of Directors is not aware of any family relationship between any Director, executive officer or person nominated by the Bank to become a Director; nor is the Board of Directors aware of any involvement in legal proceedings that would be material to an evaluation of the ability or integrity of any Director, executive officer or person nominated to become a Director.

AUDIT COMMITTEE REPORT OF THE BOARD OF DIRECTORS

The entire Board of Directors functions as the Bank’s Audit Committee and in this capacity met four times in 2005. The functions of the Board in the audit area are focused on three areas:

•	the adequacy of the Bank’s internal controls and financial reporting process and the reliability of the financial statements;

•	the independence and performance of the Bank’s internal auditors and independent auditors; and

•	the Bank’s compliance with legal and regulatory requirements.

We meet with management periodically to consider the adequacy of the Bank’s internal controls and the objectivity of its financial reporting. We discuss these matters with the Bank’s independent auditors and with appropriate financial personnel and internal auditors.

We also periodically review the performance of the independent auditors and their independence from management. All of the Directors who serve as the Bank’s Audit Committee, with the exception of Chairman of the Board and President Carter, are “independent” for the purposes of the Nasdaq Stock Market listing standards.

The Board has not adopted a written charter setting forth the responsibilities and authority of the Board in its capacity as the Audit Committee. Although Mr. Carter is not independent under the Nasdaq Stock Market or SEC standards for audit committee membership, the Board of Directors has determined that Mr. Carter possesses the knowledge and experience required to be considered an audit committee financial expert. In addition, the Board of Directors believes that all of the Bank’s Directors possess the financial knowledge and expertise necessary to protect the Bank’s shareholders in performing the functions of an audit committee.

Management has primary responsibility for the Bank’s financial statements and the overall reporting process, including the Bank’s system of internal controls.

The independent auditors audit the annual financial statements prepared by management, express an opinion as to whether those statements fairly present the financial position, results of operations and cash flows of the Bank in conformity with generally accepted accounting principles and discuss with us any issues they believe should be raised with us.

This year, we reviewed the Bank’s audited financial statements and met with both management and Goodman & Company, LLP, the Bank’s independent auditors, to discuss those financial statements. Management has represented to us that the financial statements were prepared in accordance with generally accepted accounting principles.

We have received from and discussed with Goodman & Company the written disclosure and the letter required by Independence Standards Board Statement No. 1 (Independence Discussions with Audit Committees) relating to that firm’s independence from the Bank. We also discussed with Goodman & Company the matters required to be discussed by Statement on Auditing Standard No. 61 (Communication with Audit Committees).

Based on these reviews and discussions, we recommended to the Board that the Bank’s audited financial statements be included in the Bank’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005 for filing with the Office of the Comptroller of the Currency (“OCC”).

13

Directors

Worth Harris Carter, Jr

W. Lynwood Craig

George W. Lester, II

Joseph E. Pigg

Simon C. Spencer

James M. Thomasson

W. C. Trent, Jr.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires that Directors and executive officers, and persons who control more than 10% of the Bank’s equity securities, file reports of ownership and reports of changes in ownership of the Bank’s outstanding equity securities. All such filings have been filed timely during 2005.

The Bank has not adopted a Code of Ethics for its directors, executives and employees, primarily because management of the Bank believes and understands that our officers and directors adhere to and follow ethical standards without the necessity of a written policy. The Bank’s Board of Directors will revisit this issue in the future to determine if adoption of a code of ethics is appropriate. In the meantime, the Bank’s management requires and promotes honest and ethical conduct, full and fair disclosure in its reports to the OCC, and compliance with applicable governmental laws and regulations.

ITEM 10. EXECUTIVE COMPENSATION.

The Bank’s compensation program is designed to offer competitive compensation to employees based on each individual’s contribution to the Bank’s overall success. As such, the program provides a competitive compensation package to attract and retain capable employees.

The compensation and benefits program consists of salary, a profit sharing plan, and life, health and disability insurance. The compensation and benefits program for officers parallels that of all other employees. The Bank offers no stock options or other forms of equity compensation, bonuses, employment contracts, country club memberships or other perquisites to officers or employees.

The entire Board of Directors performs the functions of a Salary Committee for the Bank. The Board has the responsibility for administering the Bank’s overall compensation program and for setting the salaries for the Bank’s officers. In setting the compensation of the Bank’s officers, the Board generally relies on the recommendations of the Chairman and President and the Board members’ own significant personal knowledge of the compensation provided to other, similarly situated, executives in banking and other industries in the local area. The Board also reviews each individual’s performance and contribution to the overall Bank goals in determining the level of salary for the coming year.

Mr. Worth Harris Carter, Jr., Chairman of the Board and President, serves as the Chief Executive Officer of Shenandoah National Bank. As noted below under “Certain Relationships and Related Transactions,” Mr. Carter also serves as Chairman and President of nine other banks. The Salary Committee of the Board of Directors of (Patrick Henry National Bank) actually sets Mr. Carter’s annual salary each year. The cost of Mr. Carter’s compensation, which consists of his salary plus an amount equal to twenty-nine percent of his salary to cover payroll taxes and all other benefits, is shared by the ten banks on the basis of average deposits of each bank related to total average deposits of all the banks that he serves. Mr. Carter’s total compensation, which is paid through Bank Services of Virginia, Inc. (“Bank Services”), is reflected below in two charts. The first chart reflects Mr. Carter’s total compensation as paid by Bank Services. The second chart reflects only the portion of Mr. Carter’s total compensation that is allocated to Shenandoah National Bank. During 2005, no other executive officer of the Bank received compensation in excess of $100,000.

14

Summary Compensation Tables

Bank Services of Virginia, Inc.

	Annual Compensation
Name and Principal Position	Year	Salary	Other Annual Compensation²	All Other Compensation³
Worth Harris Carter, Jr.	2005	$575,000	—	$80,000
Chairman of the Board and	2004	$575,000	—	$78,000
President	2003	$530,000	—	$67,000

(1)	This table shows the total cash compensation paid to Mr. Carter by Bank Services of Virginia, Inc. during 2005, 2004 and 2003 for his services as Chairman of the Board and President of all ten banks.
(2)	The amount of compensation in the form of perquisites and other personal benefits properly categorized in this column did not exceed the lesser of $50,000 or 10% of Mr. Carter’s annual salary for any of the three years reported.
(3)	“All Other Compensation” consists of amounts contributed for Mr. Carter under Bank Services’ qualified profit sharing plan and amounts contributed for Mr. Carter under Bank Services’ non-qualified profit sharing plan for highly paid executives. For 2005, these amounts consisted of $27,000 contributed to the qualified profit sharing plan and $53,000 contributed to the non-qualified profit sharing.

Shenandoah National Bank

Annual Compensation

	Annual Compensation
Name and Principal Position	Year	Salary	Other Annual Compensation²	All Other Compensation³
Worth Harris Carter, Jr.	2005	$27,000	—	$4,000
Chairman of the Board and	2004	$28,000	—	$4,000
President	2003	$25,000	—	$3,000

(1)	This table shows the portion of Mr. Carter’s total cash compensation during 2005, 2004 and 2003 allocated to Shenandoah National Bank.
(2)	The amount of compensation in the form of perquisites and other personal benefits properly categorized in this column did not exceed the lesser of $50,000 or 10% of Mr. Carter’s annual salary for any of the three years reported.
(3)	“All Other Compensation” consists of the portion allocated to Shenandoah National Bank for contributions on Mr. Carter’s behalf to Bank Services’ qualified profit sharing plan and non-qualified profit sharing plan for highly paid executives. For 2005, the portion allocated to Shenandoah National Bank consisted of $1,000 for the qualified profit sharing plan and $3,000 for the non-qualified profit sharing plan.

Profit Sharing Plan

The Bank has adopted an integrated profit sharing plan. The plan covers all full time employees that have been employed for six (6) months and have reached the age of 20-1/2 as of the first day of the plan year. Persons who have reached the age of 62 are fully vested regardless of length of service. The regular vesting schedule is as follows

15

Years of Service	Vested Percentage	Forfeitable Percentage
Less than 5	0	100
5 or more	100	0

Each year the Board of Directors determines what amount, if any, is to be allocated to the plan out of accumulated or current earnings of the Bank. The Bank’s contribution to the plan was $50,000 in 2005, $52,000 in 2004, and $51,000 in 2003.

Chairman of the Board and President Carter does not participate in the profit sharing plan of Shenandoah National Bank or any of the other nine banks. Instead, Mr. Carter participates in the two profit sharing plans of Bank Services of Virginia, Inc., a qualified profit sharing plan and a nonqualified plan for highly paid executives whose contribution to the qualified plan is limited due to IRS regulations. The Bank’s annual contributions to these plans on Mr. Carter’s behalf are detailed in the two Summary Compensation Tables above.

DIRECTOR COMPENSATION

Each outside Director (not also an officer of the Bank) currently receives $250 for each Board meeting attended.

ITEM 11. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS.

The following table shows as of March 14, 2006, the beneficial ownership of the Bank’s common stock of each Director, the executive officer identified in the Summary Compensation Table and the Bank’s Directors and executive officers as a group. To the Bank’s knowledge, Director Carter was the Bank’s only shareholder beneficially holding more than 5% of the Bank’s outstanding common stock. As of March 14, 2006, the Bank’s Directors and executive officers as a group, beneficially owned 45,445 shares (or 16%) of the Bank’s outstanding common stock.

Name	Amount and Nature of Beneficial Ownership (1)(2)		Ownership as a Percentage of Common Stock Outstanding
Carter, Worth Harris, Jr.	19,535	(3)	7.0%
Craig, W. Lynwood	8,622	(4)	3.1%
Lester, George W., II	7,378	(5)	2.7%
Pigg, Joseph E.	2,986		1.1%
Spencer, Simon C.	445		0.2%
Thomasson, James M.	2,314	(6)	0.8%
Trent , W. C., Jr.	4,165	(7)	1.5%
All Directors and Executive Officer as a Group (7 Persons)	45,445		16%

(1)	For purposes of this table, beneficial ownership has been determined in accordance with the provisions of Rule 13d-3 of the Securities Exchange Act of 1934 under which, in general, a person is deemed to be the beneficial owner of a security if he has or shares the power to vote or direct the voting of the security or the power to dispose of or direct the disposition of the security, or if he has the right to acquire beneficial ownership of the security within sixty days.
(2)	Unless otherwise indicated, the shares listed in the table represent sole voting and investment power.
(3)	Includes 3,643 shares held by Mr. Carter as custodian for his children and grandchildren; 105 shares held by Mr. Carter’s son, Ernest Linwood Carter, II, who resides in Mr. Carter’s household; 572 shares held by C&C Realty, Inc., of which Mr. Carter is president and a 50% owner; and 512 shares held by Mr. Carter’s brother, Ernest L. Carter.

16

(4)	Includes 7,965 shares held by Mr. Craig’s wife.
(5)	Includes 2,548 shares held by The Lester Group, Inc., of which Mr. Lester is president; 19 shares held by Beaver Hills Dev. Corp., of which Mr. Lester is president; 19 shares held by Carriage Square, LTD, of which Mr. Lester is president; 745 shares held by Mr. Lester as custodian for his children; and 2 shares held by BB&T as trustee for Mr. Lester’s son. 6) Includes 179 shares held jointly with Mr. Spencer’s wife and 8 shares held by Mr. Spencer’s wife.
(6)	Includes 944 shares held by Mr. Thomasson’s wife.
(7)	Includes 793 shares held by Mr. Trent as custodian for his children and 203 shares held by Mr. Trent’s wife.

The Bank knows of no arrangements, including any pledge by any person of securities of the Bank, which may at a subsequent date result in a change in control of the Bank.

Equity Compensation Plans. No disclosure regarding equity compensation plans has been provided because the Bank does not have any outstanding equity compensation plans or arrangements that would be covered by Item 201(d) of Regulation S-B.

ITEM 12. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.

Mr. Carter, Chairman of the Board and President of Shenandoah National Bank also serves as Chairman of the Board and President of Patrick Henry National Bank, Blue Ridge Bank, N.A., Central National Bank, Community National Bank, First National Bank, First National Exchange Bank, Peoples National Bank, Patriot Bank, N.A., and Mountain National Bank.

The Bank maintains a correspondent bank account with one of these banks. In 2005 and 2004, the average daily balance in this account was considered a normal operating balance to facilitate general business transactions. The Bank also participates in loan transactions with these banks. These transactions are at carrying value and do not involve more than the normal risk of collectibility or present other unfavorable features.

The Bank owns ten percent of the outstanding common stock of The Mortgage Company of Virginia, Inc. The remaining common stock is equally owned by the banks listed above. The Mortgage Company of Virginia owns 100% of Bank Services of Virginia, Inc. The business of both of these companies is to provide operational support services to the ten banks. These services consist of mortgage loan servicing, data processing, bookkeeping, check clearing, accounting, investment management, band couriers, advertising programs, central purchasing and other management services. The Bank is charged for its share of these services, which is recorded as Operation Center Expense in the Statements of Income. The cost of this expense is shared by the ten banks on the basis of average deposits of each bank related to total average deposits of all the banks.

The Mortgage Company of Virginia, Inc. also owns 100% of Bank Services Insurance, Inc. Bank Services Insurance, Inc. provides insurance products to the banks and customers in the Danville area. The premiums paid to Bank Services Insurance, Inc. equaled $16,000 in 2005.

The Mortgage Company of Virginia, Inc. also owns 50% of Coresoft, Inc. represented by an initial $1,000 investment during 2004. Coresoft, Inc. is in the process of developing a core software package the banks listed above will use. At December 31, 2005, Coresoft, Inc. had an outstanding note payable to the Mortgage Company of $1,400,000.

The Chairman of the Board and President of the Bank also serves as Chairman of the Board and President of Bank Building Corporation and Manager of Blackstone Properties, LLC, it’s wholly owned subsidiary (the “companies”). The companies lease branches to certain of the banks listed above. At December 31, 2005, the Bank leased two offices from

17

the companies. Rental expense under these leases was $104,000 in 2005, $114,000 in 2004 and 2003. The Bank also leases offices from non-related parties under various terms. Rental expense for these leases was $76,000 in 2005 and $74,000 in 2004 and 2003. Future minimum lease payments will be $181,000 per year through 2010, and thereafter (may vary based on changing interest rates). As of December 31, 2005 and 2004, the Bank had loans totaling $1,342,000 and $1,371,000, respectively, to the companies. These loans were made to purchase bank branches leased to affiliated banks and other investment property. The loans are secured by these branches and the related leases and other investment property, and have repayment terms similar to other loan customers of the Bank.

In the ordinary course of business, the Bank’s Directors and executive officers and their related interests were customers of, and had transactions with the Bank. Loan transactions with Directors and officers, principal security holders and associates were made on substantially the same terms as those prevailing at the time for comparable loans to other persons and did not involve more than normal risk of collectibility or present other unfavorable features. These extensions of credit equaled $132,000, or 2% of the Bank’s equity capital as of December 31, 2005.

ITEM 13. EXHIBITS.

Exhibits:
3.1	Articles of Association (filed with the Office of the Comptroller of the Currency prior to the opening of the Bank)

3.2	Amended and Restated Bylaws (as amended and restated through February 15, 2005) (incorporated by reference to Exhibit 3.2 to Form 8-K filed with the Office of the Comptroller of the Currency on February 15, 2005)

13	2005 Annual Report to Shareholders, as revised

31	Certification by principal executive officer and principal financial officer pursuant to Rule 13a-14(a)

32	Certification of principal executive officer and principal financial officer pursuant to 18 U.S.C. § 1350

ITEM 14. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Goodman & Company, LLP served as the Bank’s independent public auditors for the year ended December 31, 2005, and has been selected by the Board to act as the Bank’s independent public auditors for the year ending December 31, 2006. A representative of Goodman & Company will be present at the Annual Meeting and will be given the opportunity to make a statement and respond to appropriate questions from shareholders.

The following table presents the fees for professional audit services rendered by Goodman & Company for the audit of the Bank’s annual financial statements for the years ended December 31, 2005 and 2004, and fees billed for other services rendered by Goodman & Company during those periods.

Year Ended December 31,

	2005	2004
Audit fees¹	$3,350	$3,130
Audit-related fees	—	—
Tax fees²	3,265	3,100
All other fees	—	—

Total Fees	$6,615	$6,230

18

1	Audit fees consist of audit and review services, consents and review of documents filed with the OCC.
2	Tax fees consist of preparation of federal and state tax returns and consultation concerning tax compliance issues.

In its capacity as the Audit Committee, the Board of Directors considered the compatibility of the non-audit-related services performed by and fees paid to Goodman & Company in 2005 and 2004 and the proposed non-audit-related services and proposed fees for 2006 and determined that such services and fees are compatible with the independence of Goodman & Company as the Bank’s independent auditors.

Also in its capacity as the Audit Committee, the Board of Directors pre-approves all audit (including audit-related) and permitted non-audit services to be performed by the independent auditors. The Board of Directors annually approves the year-end audit to be performed by the Bank’s independent auditors for the fiscal year. With respect to other permitted services, the Board of Directors pre-approves specific engagements, projects and categories of services on a fiscal year basis.

19

SIGNATURES

In accordance with Section 13 or 15(d) of the Exchange Act, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SHENANDOAH NATIONAL BANK

Date: September 8, 2006	/s/ Worth Harris Carter, Jr.
Worth Harris Carter, Jr.
Chairman of the Board and President

In accordance with the Exchange Act, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Signature	Capacity	Date

/s/ Worth Harris Carter, Jr.	Chairman of the Board and President	September 8, 2006
Worth Harris Carter, Jr.	(principal executive, principal financial
and principal accounting officer)

/s/ W. Lynwood Craig	Director	September 8, 2006
W. Lynwood Craig

/s/ George W. Lester, II	Director	September 8, 2006
George W. Lester, II

/s/ Joseph E. Pigg	Director	September 8, 2006
Joseph E. Pigg

/s/ Simon C. Spencer	Director	September 8, 2006
Simon C. Spencer

/s/ James M. Thomasson	Director	September 8, 2006
James M. Thomasson

/s/ W. C. Trent, Jr.	Director	September 8, 2006
W. C. Trent, Jr.

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Exhibit 31

CERTIFICATION

I, Worth Harris Carter, Jr., certify that:

1.	I have reviewed this annual report on Form 10-KSB/A of Shenandoah National Bank;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report; and

3.	Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the small business issuer as of, and for, the periods presented in this report.

Date: September 8, 2006	/s/ Worth Harris Carter, Jr.
Worth Harris Carter, Jr.
Chairman of the Board and President
(principal executive officer and principal financial officer)

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Exhibit 32

CERTIFICATION OF

PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350)

The undersigned, as the principal executive officer and principal financial officer of Shenandoah National Bank, certifies that, to the best of his knowledge and belief, the Annual Report on Form 10-KSB/A for the fiscal year ended December 31, 2005 which accompanies this certification fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of Shenandoah National Bnak at the dates and for the periods indicated. The foregoing certification is made pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350) and shall not be relied upon for any other purpose. The undersigned expressly disclaims any obligation to update the foregoing certification except as required by law.

Date: September 8, 2006	/s/ Worth Harris Carter, Jr.
Worth Harris Carter, Jr.
Chairman of the Board and President
(principal executive officer and principal financial officer)

22

Exhibit 13

Annual

Report

Shenandoah National Bank

Member FDIC

Management’s Discussion and Analysis of Financial Condition and Results of Operation

Except for the historical information contained in this report, the matters set forth herein include Forward-Looking Statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These Forward-Looking Statements included, among other things, statements of goals, plans, intentions and expectations, regarding or based upon desired business strategies, general economic conditions, interest rates, developments in local and national markets, and other matters, which, by their nature, are subject to significant uncertainties. Because of these uncertainties and the assumptions upon which this report is based, actual future developments with respect to the business of the Bank may differ materially from those contemplated by such statements.

Critical Accounting Policies. The accounting and reporting policies of the Bank conform to generally accepted accounting principles in the United States of America (GAAP) and to general practices within the banking industry. The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. We believe the most significant of these estimates involves the allowance for loan losses because of its potential impact on our overall performance. We have described our policies in this area below. A summary of the Bank’s significant accounting policies can be found in the Notes to the Financial Statements.

In general, determining the amount of the allowance for loan losses requires significant judgment and the use of estimates by management. The Bank maintains an allowance for loan losses to absorb probable losses in the loan portfolio based on a quarterly analysis of the portfolio and expected future losses. This analysis determines an appropriate level of the allowance for loan losses by considering factors affecting loan losses, including specific losses, levels and trends in impaired and non-performing loans, historical loan loss experience, current economic conditions, volume, growth and composition of the portfolio, and other relevant factors. The Bank records a provision for loan losses to maintain the allowance at an adequate level. The provision expense could increase or decrease each quarter based upon the results of management’s formal analysis.

The amount of the allowance represents management’s estimate of expected losses from existing loans based upon specific allocations for individual lending relationships and historical loss experience. The allowance for loan losses related to impaired loans is based on discounted cash flows using the loan’s initial effective interest rate or the fair value of the collateral for certain collateral dependent loans. This evaluation requires management to make estimates of the amounts and timing of future cash flows on impaired loans, which consists primarily of nonaccrual and restructured loans. Actual losses for these loans can vary significantly from these estimates.

Summary of Operations. Net income for 2005 equaled $371,000 or $1.34 per share, compared to $798,000 or $2.87 per share for 2004. This represents a return on average assets of 0.32% and return on average equity of 5% compared to 0.67% and 11%, respectively, for last year.

Our total deposits decreased by $682,000, or 0.63%, during the year. While total deposits remained relatively flat for the year, the composition of deposits changed. LIFETIME FREE CHECKING and Savings experienced increases, while Interest Bearing Demand and Time Deposits decreased. Loans increased $6.6 million, or 10%, during the year.

We opened an office in Harrisonburg during the fourth quarter of 2004 and an office in Bridgewater in 2005. Also slated to open in 2006 is a new office in Woodstock. While the acquisition and opening these offices has a short-term negative impact on earnings, we believe the offices will enhance the long-term profitability of the Bank.

Net Interest Income. Net interest income is our largest source of revenue and continues to be impacted by the very low level of interest rates. Since 2000, the Federal Reserve decreased the target rate for federal funds from 6.50% to 1.00%. However, on June 30, 2004, the Fed began a series of one-quarter-percent increased on 14 different occasions over the last year and a half, placing the target federal funds rate at 4.50% at year end. The Fed is expected to increase rates one or two more times before pausing.

While the Bank increased loans and investments, the increase in our costs of deposits occurred more rapidly than our increase in interest income and as a result, net interest income declined $227,000 over the prior year. This was a significant improvement from the $530,000 decline in net interest income in 2004. With interest rates at higher levels, we anticipate our existing loans will increase in yield at a faster pace than the net increase in the costs of deposits. We anticipate a significant improvement in net interest income in the coming year.

The following table shows a summary of the changes in interest income and interest expense resulting from changes in volume and changes in rates for each category of interest-earning assets and interest-bearing liabilities for 2005/2004 and 2004/2003:

(Dollars in Thousands)	2005 vs 2004 Increase (Decrease) (Revised)	2004 vs 2003 Increase (Decrease)
Asset/Liability
Real Estate Loans	$(303)	$(721)
Installment Loans	—	(47)
Commercial Loans	79	53

Total Loans	(224)	(715)
Interest-Bearing Deposits in Other Financial Institutions	72	76
Investment Securities	(25)	(316)
Federal Funds Sold	59	53

Total Earning Assets	(118)	(902)

Interest-Bearing Transaction Accounts	(3)	(28)
Savings Accounts (Includes MMDA’s)	(18)	(30)
Certificates of Deposit Over $ 100,000	(12)	(17)
Other Certificates of Deposit	143	(303)

Total Deposits	110	(378)
Subordinated Notes	(1)	1
Notes issued to the U. S. Treasury	(1)	—
Federal Funds Purchased	1	4

Total Interest-Bearing Liabilities	109	(373)

Change in Net Interest Income	$(227)	$(529)

2

The following table details the average balances and cost and yield data for the earning assets and interest-bearing liabilities:

(Dollars in thousands)	2005			2004			2003
Asset/Liability	Average Balance	(Revised) Income/ Expense	Yield/ Cost	Average Balance	Income/ Expense	Yield/ Cost	Average Balance	Income/ Expense	Yield/ Cost
Real Estate Loans	$63,182	$3,811	6.03%	$65,716	$4,114	6.26%	$65,530	$4,835	7.38%
Commercial Loans	3,551	279	7.86%	3,709	279	7.52%	4,160	143	3.44%
Installment Loans	4,935	275	5.57%	5,027	196	3.90%	3,522	326	9.26%

Total Loans	71,668	4,365	6.09%	74,452	4,589	6.16%	73,212	5,304	7.24%
Interest-Bearing Deposits in
Other Financial Institutions	11,122	421	3.79%	15,372	349	2.27%	11,462	273	2.38%
Investment Securities	17,532	740	4.22%	16,558	765	4.62%	22,346	1,081	4.84%
Federal Funds Sold	5,341	144	2.70%	5,420	85	1.57%	2,732	32	1.17%

Total Earning Assets	$105,663	$5,670	5.37%	$111,802	$5,788	5.18%	$109,752	$6,690	6.10%

Interest-Bearing Transaction Accounts	10,710	53	0.49%	11,249	56	0.50%	10,093	84	0.83%
Savings Accounts (Includes MMDA’s)	15,764	220	1.40%	17,238	238	1.38%	15,014	267	1.79%
Certificates of Deposit $100,000 and Over	14,483	547	3.78%	14,791	559	3.78%	14,382	576	4.01%
Other Certificates of Deposit	50,983	1,735	3.40%	50,731	1,592	3.14%	55,242	1,895	3.43%

Total Deposits	91,940	2,555	2.78%	94,009	2,445	2.60%	94,731	2,822	2.98%
Subordinated Notes	1,500	91	6.07%	1,500	92	6.13%	1,500	91	6.07%
Notes issued to the U. S. Treasury	64	2	3.13%	89	1	1.12%	55	—	—
Federal Funds Purchased	161	3	1.86%	512	4	0.78%	—	—	—

Total Interest-Bearing Liabilities	$93,665	$2,651	2.83%	$96,110	$2,542	2.64%	$96,286	$2,914	3.03%

Net Interest Income		$3,019			$3,246			$3,776

Net Yield on Average Earning Assets			2.86%			2.90%			3.44%

Loans. Loans increased from $68 million at year-end 2004 to $75 million at year-end 2005. The composition of the portfolio remained consistent with prior years as real estate secured loans made up 88% of net loans and is indicative of the overall lending philosophy of the Bank.

The Bank also continues to maintain flexibility in the maturity of the loan portfolio. Nearly 61% of the Bank’s loans have adjustable interest rates as of year-end 2005 compared to 71% for 2004. In addition, the combination of adjustable-rate loans that adjust or mature within one year equals 29% for 2005 compared to 74% in 2004.

Allowance and Provision for Loan Losses. As discussed previously, the Allowance for Loan Losses represents management’s estimation of the amount necessary to absorb future losses in the loan portfolio. On the Statement of Condition, the Allowance for Loan Losses is deducted from Total Loans so that the net amount shown represents the estimated realizable total loans. The Provision for Loan Losses is the amount charged to expense to maintain the Allowance at an adequate level.

Based on management’s analysis of the loan portfolio, including nonaccrual and impaired loans, the Provision for Loan Losses remained consistent at $72,000 for 2005 and 2004.

	December 31
(Dollars in thousands)	2005	2004	2003	2002	2001
Balance Beginning of Period	$936	$898	$503	$452	$427
Provision for Loan Losses	72	72	441	60	48
Net Loan Losses
Real Estate Loans	73	24	36	—	—
Installment Loans	6	10	9	7	23
Commercial Loans	—	—	1	2	—

Total Net Loan Losses	79	34	46	9	23

Balance End of Period	$929	$936	$898	$503	$452

Net loan Losses to Average Loans	0.11%	0.04%	0.06%	0.01%	0.04%

Allowance for Loan Losses to Period-End Loans	1.24%	1.39%	1.15%	0.81%	0.75%

Nonaccrual loans are those loans contractually past due 90 days or more on which no interest is being accrued. Other real estate owned consists of real estate acquired through foreclosure. These properties are reviewed quarterly and reduced to an estimated realizable value at that time.

3

Information concerning non-accrual loans and other real estate owned is presented in the following table:

(Dollars in thousands)	December 31
	2005 (Revised)	2004	2003	2002	2001
Nonaccrual Loans
Real Estate	$2,628	$1,431	$925	$925	$—
Installment	2	1	3	—	—
Commercial	1	—	—	—	—

Total Nonaccrual Loans	2,631	1,432	928	—	—
Real Estate Owned Other Than Bank Premises	487	534	90	160	355

Total Nonperforming Assets	$3,118	$1,966	$1,018	$160	$355

Allowance for Loan Losses to Non-Performing Assets	0.30%	0.48%	88%	314%	127%

The following table presents the volume of loans contractually past due for 90 days or more on which interest continues to be accrued. These loans are believed to be well collateralized and present little or not likelihood of loss of principal:

(Dollars in thousands)
Loans 90 Days or More Past Due
Real Estate	$19	$1,350	$—	$—	$464
Installment	1	—	—	—	—
Commercial	—	6	—	—	—
Total Loans 90 Days or More Past Due	$20	$1,356	$—	$—	$464

Non-Interest Income and Expense. Non-interest income equaled $372,000 for 2005 compared to $394,000 for 2004, a decrease of $22,000 or 6%. The principle component of non-interest income is service charges on deposit accounts, which equaled $334,000 for 2005 compared to $331,000 for 2004. Non-interest expenses increased $404,000 during the year. Salaries and employee benefits, which is the largest of these expenses, increased $180,000 during the year. Operations Center expense increased $34,000. Both occupancy and other expenses increased and accounted for $190,000 of the overall increase.

Investments. Total investment securities increased from $12 million at year-end 2004 to $20 million at year-end 2005. The funds derived from the reduction of Fed Funds Sold and Interest Bearing Deposits in other Financial Institutions were used, in part, to fund the increase in investments in U.S. Agency Securities, where greater yields are available.

Deposits. Total deposits decreased $682,000, or 0.63%, during the year. While the number of total deposits remained relatively flat, there has been a shift in the composition of our deposits as customers have moved their funds out of Interest Bearing Demand and Certificates of Deposit into LIFETIME FREE CHECKING and Savings Accounts. As a result, our total time deposits decreased during the year. LIFETIME FREE CHECKING increased $2.3 million or 15.6% over last year, while Interest Bearing Demand decreased $3.4 million or 20.1%. Passbook Savings increased $549,000 or 5%.

Interest Sensitivity Analysis. The frequency with which interest rates on earning assets and interest bearing liabilities change has a significant impact on net interest income. The following table presents the anticipated changes based on the contractual maturity of each instrument. Expected maturities may differ from contractual maturities as both borrowers and depositors may have the right to call or prepay obligations with or without call or prepayment penalties.

(Dollars in thousands) (Revised) Use of Funds	Within One Year	One to Five Years	Over Five Years	Total

Interest-Bearing Deposits in Other Financial Institutions	$10,099	$1,287	$—	$11,386
Federal Funds Sold	1,800	—	—	1,800
Investment Securities	1,879	18,003	—	19,882
Loans	21,822	28,714	24,533	75,069

Total Earning Assets	$35,600	$48,004	$24,533	$108,137

Deposits
Interest-Bearing Demand	$13,445	$—	$—	$13,445
Regular Passbook Savings	11,587	—	—	11,587
Time Deposits
Certificates of Deposit Over $ 100,000	6,225	7,542	—	13,767
Other	24,323	27,236	—	51,559

Total Interest-Bearing Deposits	55,580	34,778	—	90,358
Subordinated Notes	1,500	—	—	1,500
Notes issued to the U. S. Treasury	131	—	—	131

Total Interest-Bearing Liabilities	$57,211	$34,778	$—	$91,989

Maturity/Rate Sensitivity Gap Per Period	$(21,611)	$13,226	$24,533	$16,148
Cumulative Maturity/Rate Sensitivity Gap	(21,611)	(8,385)	16,148

4

Capital. The federal regulatory agencies use risk-based capital ratios to analyze the adequacy of a bank’s capital. These ratios weigh bank assets from 0% to 100% depending upon the risks inherent in each type of asset. The Bank continues to meet all requirements for a well-capitalized bank as defined by the regulatory agencies. The following table presents the key risk-based capital ratios for December 31, 2005 and 2004. Additional details regarding capital may be found in the footnotes of the Financial Statements.

	2005 (Revised)	2004
Tier 1 Ratio	10.17%	9.92%
Total Risk-Based Capital Ratio	13.31%	13.13%
Leverage Ratio	6.76%	6.37%

Liquidity. Liquidity is our ability to fund both loans and investments in the normal course of business and to provide adequate protection for unexpected deposit withdrawals or other demands for funds without incurring a significant negative impact on profitability. Our primary source of day-to-day liquidity lies in the combination of cash, deposit balances, checks in process of collection, deposit growth and federal funds sold. Federal funds are excess funds that are sold to other banks, generally on a one-day basis. Normal funds from the repayment of loans and investments augment these funds.

Our secondary source of liquidity lies in our investments and deposits in other financial institutions. While our investments are categorized as held-to-maturity, they consist of short-term U.S. Government Agencies that are readily marketable. As reflected in the previous Interest Sensitivity Analysis, the majority of our investment securities mature in five years or less. Interest-bearing deposits in other financial institutions generally mature in two years or less and the volume of this investment decreased $5.2 million throughout the year.

Management’s Responsibility for Financial Reporting

The management of Shenandoah National Bank has prepared and is responsible for the accompanying financial statements, together with the financial data and other information presented in this annual report. Management believes that the financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America appropriate under the circumstances and include amounts that are based on management’s best estimates and judgments.

Management maintains and depends upon an internal accounting control system designed to provide reasonable assurance that transactions are executed in accordance with management’s authorization, that financial records are reliable as the basis for preparation of all financial statements, and that the Bank’s assets are safeguarded. The design and implementation of all systems of internal control are based on judgments required to evaluate the costs of control in relation to the expected benefits and to determine the appropriate balance between these costs and benefits. The Bank maintains a professional internal audit staff to monitor compliance with the system of internal control. Operational and special audits are conducted, and audit reports are submitted to appropriate management.

The Board of Directors functions as the audit committee and meets periodically with the independent public accountants, Goodman & Company, management and internal auditors to review accounting, auditing and internal reporting matters. The independent public accountants and internal auditors have free access to the Board to discuss the results of their audit work and their evaluations of internal controls and the quality of financial reporting.

The responsibility of Goodman & Company is limited to an expression of their opinion as to the fairness of the financial statements. Their opinion is based on an audit conducted in accordance with Standards of the Public Company Accounting Oversight Board (United States), as described in their report.

Worth Harris Carter, Jr.

Chairman of the Board, President and

Chief Financial Officer

5

Certified Public Accountants

Specialized Services

Business Solutions

Report of Independent Registered Public Accounting Firm

Board of Directors and Shareholders

Shenandoah National Bank

We have audited the accompanying statements of financial condition of Shenandoah National Bank (Bank) as of December 31, 2005 and 2004, and the related statements of income, shareholders’ equity and cash flows for each of the years in the three-year period ended December 31, 2005. These financial statements are the responsibility of the Bank’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Shenandoah National Bank as of December 31, 2005 and 2004, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

As further discussed in Note 22 to the financial statements, the statements of financial condition as of December 31, 2005, and the related statements of operations, shareholders’ equity and cash flows for the year ended December 31, 2005, have been revised.

Danville, Virginia

March 1, 2006

110 Exchange Street, Suite G

Danville, VA 24541

ph: 434.792.5334

fax: 434.791.6061

www.goodmanco.com

6

Statements of Financial Condition

(Dollars in Thousands)

	December 31
	2005 (Revised)	2004
ASSETS:
Interest-Bearing Deposits in Other Financial Institutions	$11,386	$16,635
Investment Securities (Fair Value $19,595 in 2005, $12,206 in 2004)	19,882	12,172
Federal Funds Sold	1,800	11,700
Loans (Net of Unearned Income)	74,856	68,298
Less: Allowance for Loan Losses	(929)	(936)

Net Loans	73,927	67,362

Earning Assets	106,995	107,869

Cash and Due from Banks	4,469	4,068
Bank Premises and Equipment	3,203	3,152
Real Estate Owned Other Than Bank Premises	487	534
Investment in Associated Company	769	618
Other Assets	1,237	1,205

TOTAL ASSETS	$117,160	$117,446

LIABILITIES:
Deposits:
LIFETIME FREE CHECKING	$17,051	$14,742
Interest-Bearing Demand	13,445	16,830
Regular Passbook Savings	11,587	11,038
Time Deposits:
Certificates of Deposit $100,000 and Over	13,767	15,155
Other	51,559	50,326

TOTAL DEPOSITS	107,409	108,091
Notes Issued to the U. S. Treasury	131	88
Other Liabilities	236	254
Subordinated Note	1,500	1,500

TOTAL LIABILITIES	109,276	109,933

SHAREHOLDERS’ EQUITY:
Common Stock, Par Value Per Share $5.00; 2,500,000 shares authorized; 277,588 shares outstanding in 2005 and 2004	1,388	1,388
Surplus	4,558	4,558
Undivided Profits	1,938	1,567

TOTAL SHAREHOLDERS’ EQUITY	7,884	7,513

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$117,160	$117,446

The accompanying notes are an integral part of these financial statements.

7

Statements of Income

(Dollars in Thousands Except Per Share Data)

	Years Ended December 31
	2005 (Revised)	2004	2003
INTEREST INCOME:
Interest and Fees on Loans:
Taxable	$4,253	$4,473	$5,236
Non-Taxable	112	116	68
Interest on Deposits in Other Financial Institutions	421	349	273
Interest on Federal Funds Sold	144	85	32
Interest and Dividends on Securities:
U. S. Agency Securities	733	731	1,045
States and Political Subdivisions	7	34	36

TOTAL INTEREST INCOME	5,670	5,788	6,690

INTEREST EXPENSE:
Interest on Time Deposits $100,000 or More	547	417	576
Interest on Other Deposits	2,008	2,029	2,246
Interest on Subordinated Note	91	91	91
Interest on Federal Funds Purchased	3	4	—
Interest on Notes Issued to the U. S. Treasury	2	1	1

TOTAL INTEREST EXPENSE	2,651	2,542	2,914

NET INTEREST INCOME	3,019	3,246	3,776
Provision for Loan Losses	72	72	441

NET INTEREST INCOME AFTER
PROVISION FOR LOAN LOSSES	2,947	3,174	3,335

NON-INTEREST INCOME:
Service Charges, Commission and Fees	334	331	373
Other Non-Interest Income	38	63	36

TOTAL NON-INTEREST INCOME	372	394	409

NON-INTEREST EXPENSE:
Salaries and Employee Benefits	1,454	1,274	1,278
Occupancy Expense	545	444	379
Operations Center Expense	509	475	458
Other Non-Interest Expense	328	239	214

TOTAL NON-INTEREST EXPENSE	2,836	2,432	2,329

INCOME BEFORE INCOME TAXES	483	1,136	1,415
Income Tax Expense	112	338	445

NET INCOME	$371	$798	$970

Net Income Per Share*:
Basic and Diluted	$1.34	$2.87	$3.49

*	Net income per share has been retroactively adjusted to reflect the stock dividend in 2003.

The accompanying notes are an integral part of these financial statements.

8

Statements of Cash Flows

(Dollars in Thousands)

	Years Ended December 31
	2005 (Revised)	2004	2003
Cash Flows From Operating Activities:
Net Income	$371	$798	$970
Adjustments to reconcile to net cash from operating activities:
Provision for Loan Losses	72	72	441
Depreciation of Premises and Equipment	144	82	75
Equity in Undistributed Income From Associated Company	(1)	(11)	(10)
Provision for Deferred Income Taxes	14	66	(141)
Increase (Decrease) in Unearned Income	16	(24)	(92)
(Increase) Decrease in Other Assets	(46)	4	48
Decrease in Other Liabilities	(18)	(31)	(244)

Net Cash from Operating Activities	552	956	1,047

Cash Flows From Investing Activities:
Maturity of Interest-Bearing Deposits	11,987	12,579	9,611
Purchase of Interest-Bearing Deposits	(6,738)	(16,734)	(12,480)
Purchase of Investment Securities	(11,594)	(10,000)	(11,586)
Proceeds from maturities, calls and redemptions of Investment Securities	3,884	15,366	21,855
Purchase of Bank Premises and Equipment	(195)	(1,731)	(677)
Net (Increase) Decrease in Short-Term Loans Outstanding, Net	(1,965)	1,156	(5,101)
Longer-Term Loans Originated or Purchased	(10,065)	(11,169)	(20,482)
Principal Collected on Longer-Term Loans	5,377	19,554	9,764
Sale of Other Real Estate	47	—	70
Investment in Associated Company	(150)	—	(199)

Net Cash from Investing Activities	(9,412)	9,021	(9,225)

Cash Flows From Financing Activities:
Net Increase in Demand and Savings Accounts	(527)	155	8,562
Proceeds from Sale of Time Deposits	35,610	25,945	44,833
Payments on Matured Time Deposits	(35,765)	(29,098)	(44,081)
Stock Dividends	—	—	(22)
Net Increase (Decrease) in Notes Issued to U.S. Treasury	43	39	(168)

Net Cash from Financing Activities	(639)	(2,959)	9,124

Net Change in Cash and Equivalents	(9,499)	7,018	946

Cash and Equivalents at Beginning of Year	15,768	8,750	7,804

Cash and Equivalents at End of Year	$6,269	$15,768	$8,750

Supplementary Data:
Cash Paid for Interest	$2,657	$2,559	$2,957
Cash Paid for Income Tax	112	338	445
Transfer of Loans to Foreclosed Assets	78	512	—

The accompanying notes are an integral part of these financial statements.

9

Statements of Changes in Shareholders’ Equity

(Dollars in Thousands)

	COMMON STOCK			UNDIVIDED
	SHARES	AMOUNT	SURPLUS	PROFITS

Year Ended December 31, 2003

Balance at Beginning of Year	252,856	$1,264	$3,692	$811
Net Income	—	—	—	970
Stock Dividends (10%)	24,732	124	866	(1,012)

Total	277,588	$1,388	$4,558	$769

Year Ended December 31, 2004

Balance at Beginning of Year	277,588	$1,388	$4,558	$769
Net Income	—	—	—	798

Total	277,588	$1,388	$4,558	$1,567

Year Ended December 31, 2005 (Revised)

Balance at Beginning of Year	277,588	$1,388	$4,558	$1,567
Net Income	—	—	—	371

Total	277,588	$1,388	$4,558	$1,938

The accompanying notes are an integral part of these financial statements.

10

Notes to Financial Statements

(Dollars in Thousands Except Per Share Data)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accounting and reporting policies of Shenandoah National Bank are in accordance with accounting principles generally accepted in the United States of America and general practices within the banking industry that are consistent with reports filed with regulatory agencies.

NATURE OF OPERATIONS

The Bank generates commercial (including agricultural), mortgage and consumer loans and receives deposits from customers located primarily in Augusta, Rockbridge, and Rockingham Counties in Virginia, including the cities of Buena Vista, Harrisonburg, Staunton and Waynesboro. The Bank operates under a national charter and provides full banking services. As a national bank, the Bank is subject to regulation by the Comptroller of the Currency, Federal Deposit Insurance Corporation, and the Board of Governors of the Federal Reserve System.

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Material estimates that are particularly susceptible to significant change in the near term relate to the determination of the allowance for loan losses and fair value of other real estate owned.

CASH AND CASH EQUIVALENTS

For purposes of cash flows, cash and cash equivalents include cash on hand, demand balances due from banks and federal funds transactions. Generally, federal funds are purchased and sold for one-day periods.

SECURITIES

Investment securities are stated at cost, adjusted for amortization of premiums and accretion of discounts, and computed by the interest method. The Bank has the positive intent and ability to hold the securities until maturity. Gains and losses on sales, if any, of securities are based upon the adjusted cost of the specific securities sold.

LOANS

Loans are recorded at the amount of the loan disbursed to borrowers plus the applicable amount, if any, of unearned income and other charges, less payments received. Income earned on loans is recognized by methods which generally result in level rates of return on principal amounts outstanding. The net amount of nonrefundable loan originiation fees approximates the direct costs associated with the lending process.

The allowance for loan losses is an estimate of losses inherent in the loan portfolio as determined by management taking into consideration historical loan loss experience, diversification of the loan portfolio, amounts of secured and unsecured loans, banking industry standards and averages, and general economic conditions. Ultimate losses may vary from current estimates. These estimates are reviewed periodically and as adjustments become necessary, they are reported in earnings in the periods in which they become reasonably estimable.

Management determines loan impairment using guidelines established by Statement of Financial Accounting Standards No. 114 (SFAS 114), “Accounting by Creditors for Impairment of a Loan (as amended by SFAS No. 118, Accounting by Creditors for Impairment of a Loan - Income Recognition and Disclosures)”. Under this accounting standard, a loan is considered to be impaired when it is probable that the Bank will be unable to collect all principal and interest amounts according to the contractual terms of the loan agreement. A performing loan may be considered impaired. The allowance for loan losses related to loans identified as impaired is primarily based on the excess of the loan’s current outstanding principal balances over the estimated fair value of the related collateral. For a loan that is not collateral-dependent, the allowance is recorded at the amount by which the outstanding principal balance exceeds the current best estimate of the future cash flows on the loan discounted at the loan’s original effective interest rate. Interest on impaired loans is recognized when cash is received.

BANK PREMISES AND EQUIPMENT

Premises and equipment are stated at cost, less accumulated depreciation. Depreciation is charged to operating expenses over the estimated useful life of the assets by the accelerated and straight-line methods. Costs of maintenance or repairs are charged to expense as incurred and improvements are capitalized. Upon retirement or disposal of an asset, the asset and related allowance account are eliminated. Any gain or loss on such transactions is included in current operations. Depreciation has been included under Occupancy Expense in the Statements of Income in the amount of $144,000 in 2005, $82,000 in 2004 and $75,000 in 2003.

OTHER REAL ESTATE OWNED

Real estate properties acquired through or in lieu of loan foreclosure are initially recorded at the lower of the Bank’s carrying amount or fair value less estimated selling cost at the date of foreclosure. Any write-downs based on the asset’s fair value at the date of acquisition are charged to the allowance for loan losses. After foreclosure, these assets are carried at the lower of their new cost basis or fair value less cost to sell. Costs of significant property improvements are capitalized, whereas costs relating to holding property are expensed. Valuations are periodically performed by management, and any write-downs are recorded as a charge to operations, if necessary, to reduce the carrying value of a property to the lower of its carrying or fair value less cost to sell.

INCOME TAXES

Deferred taxes are provided on a liability method whereby deferred tax assets are recognized for deductible temporary differences and operating loss and tax credit carryforwards and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

RETIREMENT BENEFITS

The Bank has established an Employee Benefit Plan as described in a footnote 5. The Bank does not provide any other post-retirement benefits that would be accrued under Statement of Financial Accounting Standards No. 106, “Employers’ Accounting for Post Retirement Benefits Other Than Pensions”.

2. INVESTMENT SECURITIES

The carrying value of securities pledged to secure public deposits was $19,882,000 and $11,977,000, respectively, at December 31, 2005 and 2004. The amortized cost and estimated fair value of investment securities as of December 31, 2005 and 2004 were as follows:

	Gross Amortized Cost	Gross Unrealized Gains	Estimated Unrealized Losses	Fair Value
December 31, 2005
U. S. Agency Securities	$19,882	$7	$294	$19,595

December 31, 2004
U. S. Agency Securities	$11,977	$98	$69	$12,006
Obligations of States and Political Subdivisions	195	5	$—	200

Total	$12,172	$103	$69	$12,206

The table below shows gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position at December 31, 2005 and 2004.

Securities Description	Fair Value	Unrealized Losses Less Than Twelve Months	More Than Twelve Months
2005
U. S. Agency Securities	$15,205	$—	$294

2004
U. S. Agency Securities	$5,929	$69	$—

The unrealized losses on the Bank’s investments in obligations of U. S. Government Agencies were caused by interest rate increases. The contractual terms of those investments do not permit the issuer to settle the securities at a price less than the amortized cost of the investment. Because the Bank has the ability and intent to hold those investments until a recovery of fair value, which may be maturity, the Bank does not consider those investments to be other-than-temporarily impaired at December 31, 2005.

The amortized cost and estimated fair value of investments in debt securities at December 31, 2005 and 2004, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because issuers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Estimated Amortized Cost	Fair Value	Estimated Amortized Cost	Fair Value
Due in one year or less	$1,879	$1,882	$645	$605
Due after one year through five years	18,003	17,713	11,527	11,601
Due after five years through ten years	—	—	—	—
Due after ten years	—	—	—	—
Mortgage-Backed Securities	—	—	—	—

Total	$19,882	$19,595	$12,172	$2,206

There were no sales of securities during 2005, 2004, and 2003.

3. COMPOSITION OF LOANS

December 31	2005 (Revised)	2004
Real Estate	$65,702	$60,911
Consumer	4,439	3,651
Commercial, Industrial and Agricultural	2,055	1,304
All Other	2,873	2,632

Gross Loans	75,069	68,498

Less: Unearned Income	(213)	(200)
Allowance for Loan Losses	(929)	(936)

Total Loans, Net	$73,927	$67,362

Maturity Distribution	2005 (Revised)	2004
Variable
Less Than One Year	$13,111	$44,781
One to Five Years	25,843	2,686
Over Five Years	6,188	1,101

Subtotal	45,142	48,568
Fixed
Less Than One Year	8,712	5,838

One to Five Years	2,870	4,655
Over Five Years	18,345	9,437

Subtotal	29,927	19,930

Total	$75,069	$68,498

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4. ALLOWANCE FOR LOAN LOSSES

In the view of management, the Allowance for Loan Losses is adequate to meet the loss contingency based on experience factors and a review of the loan portfolio.

The Allowance for Loan Losses for the years ending December 31, 2005, 2004 and 2003 is summarized as follows:

	2005	2004	2003
Balance at beginning of year	$936	$898	$503
Recoveries credited during year	45	1	1
Provision for loan losses	72	72	441
Losses charged to allowance	(124)	(35)	(47)

Balance at end of year	$929	$936	$898

The following is a summary of information pertaining to impaired and non-accrual loans:

	December 31
	2005 (Revised)	2004
Impaired loans without a valuation allowance	$—	$—
Impaired loans with a valuation allowance	925	925

Total Impaired loans	$925	$925

Valuation allowance related to impaired loans	$369	$369

Nonaccrual loans (impaired)	$925	$925

Nonaccrual loans (non-impaired)	$1,706	$1

Total loans past due ninety days or more and still accruing	$20	$1,356

	Years Ended December 31
	2005	2004	2003
Average investment in impaired loans	$925	$925	$537

Interest income recognized on impaired loans	$—	$312	$15

Interest income recognized on a cash basis on impaired loans	$—	$—	$—

5. STOCK OPTIONS AND EMPLOYEE BENEFIT PLANS

There were no stock options or stock option plans in effect for 2003, 2004 and 2005. Effective January 1, 1997, the Bank adopted an integrated profit sharing plan.

Employees participate in the profit sharing plan following completion of six (6) months of service and upon reaching the age of twenty years and six months as of January 1. Vesting includes years of service to the bank prior to the effective date of the plan. The plan gives 0% vesting to anyone who has less than five (5) years of service except that persons who have reached the age of 62 are fully vested regardless of length of service. Each participant in the plan (who has not reached age 62) becomes 100% vested after five (5) years of service. The contribution to the plan is determined each year by the Board of Directors and thus may fluctuate in amount from year to year. The contribution by the Bank was $50,000 in 2005, $52,000 in 2004, and $51,000 in 2003 and is included in Salaries and Employee Benefits in the Statements of Income.

6. FEDERAL INCOME TAXES

Net deferred tax assets consist of the following components as of December 31, 2005 and 2004:

	2005	2004
Deferred Tax Assets
Allowance for Loan Losses	$294	$301
Dividend Exclusion	13	15
Other	20	—

Total Deferred Tax Assets	$327	$316

Deferred Tax Liabilities
Bank Premises	$177	$154
Investment in Associated Companies	15	13

Total Deferred Tax Liabilities	$192	$167

Net Deferred Taxes	$135	$149

The provisions for income taxes charged to operations for the year ended December 31, 2005, 2004 and 2003 consist of the following:

	2005 (Revised)	2004	2003
Currently payable	$98	$272	$586
Deferred	14	66	(141)

Net Provision	$112	$338	$445

The income tax provision differs from the amount of income tax determined by applying the U. S. federal income tax rate to pretax income for the year ended December 31, 2005, 2004 and 2003 due to the following:

	2005 (Revised)	2004	2003
Tax provision computed by applying federal rates to income before income taxes	$164	$386	$481
Tax exempt interest	(41)	(51)	(35)
Other	(11)	3	(1)

Net Provision	$112	$338	$445

7. RELATED PARTY TRANSACTIONS

The Chairman of the Board of Shenandoah National Bank also serves as Chairman of the Board of Blue Ridge Bank, N. A., Central National Bank, Community National Bank, First National Bank, First National Exchange Bank, Mountain National Bank, Patrick Henry National Bank, Patriot Bank, N. A., and Peoples National Bank.

The Bank maintains correspondent bank accounts with one of these banks. In 2004 and 2003 the average daily balances in these accounts were considered normal operating balances to facilitate general business transactions.

The Bank also participates in loan transactions with these banks. These transactions are at carrying value and do not involve more than the normal risk of collectibility or present other unfavorable features.

The Chairman of the Board of Shenandoah National Bank also serves as Chairman of the Board of Blue Ridge Bank, N. A., Central National Bank, Community National Bank, First National Bank, First National Exchange Bank, Mountain National Bank, Patrick Henry National Bank, Patriot Bank, N. A., and Peoples National Bank.

The Bank maintains correspondent bank accounts with one of these banks. In 2005 and 2004 the average daily balances in these accounts were considered normal operating balances to facilitate general business transactions.

The Bank also participates in loan transactions with these banks. These transactions are at carrying value and do not involve more than the normal risk of collectibility or present other unfavorable features.

The Bank owns ten percent of the outstanding common stock of The Mortgage Company of Virginia, Inc. The remaining common stock is equally owned by the banks listed above. The Mortgage Company of Virginia owns 100% of Bank Services of Virginia, Inc. The business of both of these companies is to provide operational support services to the ten banks. These services consist of mortgage loan servicing, data processing, bookkeeping, check clearing, accounting, investment management, bank couriers, advertising programs, central purchasing and other management services. The Bank is charged for its share of these services, which is recorded as Operation Center Expense in the Statements of Income. The cost of this expense is shared by the ten banks on the basis of average deposits of each bank related to total average deposits of all the banks.

The Mortgage Company of Virginia, Inc also owns 100% of Bank Services Insurance, Inc. Bank Services Insurance, Inc. provides insurance products to the banks and customers in the Danville area. The premiums paid to Bank Services Insurance, Inc. equaled $16,000 in 2005.

The Mortgage Company of Virginia, Inc. also owns 50% of Coresoft, Inc. represented by an initial $1,000 investment during 2004. Coresoft, Inc. is in the process of developing a core software package the banks listed above will use. at December 31, 2005, Coresoft, Inc. had an outstanding note payable to the Mortgage Company of $1,400,000.

The Bank records its investment in the common stock of The Mortgage Company of Virginia, Inc. under the equity method of accounting due to the influence the Bank has over the company. The Bank invested an additional $150,000 in 2005 increasing the investment to $769,000 from $618,000 at December 31, 2004. The Bank’s share of earnings of the company equaled $1,000 for 2005, $11,000 for 2004 and $10,000 for 2003 and is shown in the Statements of Income under Other Non-interest Income.

The Chairman of the Board and President of the Bank also serves as Chairman of the Board and President of Bank Building Corporation and Manager of Blackstone Properties, LLC, its wholly oned subsidiary (the “companies”). The companies lease branches to certain of the banks listed above. At December 31, 2005, the Bank leased two offices from the companies. Rental expense and future lease payments under these leases are disclosed in a footnote below. As of December 31, 2005 and 2004, the Bank had loans totaling $1,308,000 and $1,342,000, respectively, to the companies. These loans were made to purchase bank branches leased to affiliated banks and other investment property. The loans are secured by these branches and the related leases and other investment property, and have repayment terms similar to other loan customers of the Bank.

In the ordinary course of business, directors, and their related interests were customers of, and had transactions with the Bank. Loan transactions with directors and officers, principal security holders and associates were made on substantially the same terms as those prevailing at the time for comparable loans to other persons and did not involve more than normal risk of collectiblity or present other unfavorable features. A summary of these transactions follows.

	2005	2004
Beginning Balance	$142	$151
New Loans	—	—
Repayments	(10)	(9)

Ending Balance	$132	$142

8. COMMITMENTS AND CONTINGENCIES

The Bank did not have any legal matters of financial significance pending at December 31, 2005 or 2004.

9. EARNINGS PER COMMON SHARE

The Bank follows Statement of Financial Accounting Standards (SFAS) No. 128, “Earnings per Share”. This statement requires the dual presentation of basic and diluted earnings per share which are equal for the Bank for all periods presented. The weighted average number of shares used to compute earnings per share was 277,588.

The Bank issued a 10% stock dividend in 2003. No stock dividend was issued in 2005 or 2004. No fractional shares were issued in this stock dividend. Stock Dividends and fractional shares were settled based on known prices for recent trades of the stock and other factors deemed relevant at the time.

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10. BANK PREMISES AND EQUIPMENT

Premises and equipment are stated at cost less accumulated depreciation as follows:

December 31, 2005
Bank Premises (Including Land of $509,000)	$2,322	$78	$2,244
Equipment	944	324	620
Leasehold Improvements	673	334	339

Total	$3,939	$736	$3,203

December 31, 2004
Bank Premises (Including Land of $329,000)	$2,240	$57	$2,183
Equipment	841	236	605
Leasehold Improvements	666	302	364

Total	$3,747	$595	$3,152

11. FORECLOSED ASSETS

Expenses applicable to foreclosed assets include the following:

	2005	2004	2003
Net loss (gain) on sales of real estate	$—	$—	$—
Provision for losses	—	—	—
Operating expenses	—	2	2

12. CASH AND CASH EQUIVALENTS

Cash and cash equivalents as of December 31, 2005, 2004 and 2003 are detailed below:

	2005	2004	2003
Cash and Due From Banks	$4,469	$4,068	$3,385
Federal Funds Sold	1,800	11,700	5,365

Total Cash and Cash Equivalents	$6,269	$15,768	$8,750

13. DEPOSITS

Certificates of Deposit maturing as of December 31:	2005	2004
1 Year	$30,551	$38,700
2 Years	9,818	8,924
3 Years	6,821	5,844
4 Years	4,614	6,624
5 Years and Thereafter	13,522	5,389

Total	$65,326	$65,481

14. CONCENTRATION OF CREDIT RISK

The majority of the Bank’s loans, commitments and lines of credit have been granted to customers in the Bank’s market area. The concentrations of credit by loan classification are set forth in a footnote above. The Bank does not extend credit to any individual borrower or related group of borrowers in excess of its lending limit of $1,549,000 as of year-end 2005 and $1,494,000 as of year-end 2004.

The largest category of Real Estate Loans consisted of Commercial loans. These loans approximated $19,558,000 at December 31, 2005 and $17,122,000 at December 31, 2004.

15. FAIR VALUE OF FINANCIAL INSTRUMENTS

Statement of Financial Accounting Standards No. 107, “Disclosures about Fair Value of Financial Instruments”, requires the Bank to disclose the estimated fair values of its financial assets and liabilities. The estimated fair values were determined using the following assumptions:

a.	The carrying value of Cash and Due From Banks, Federal Funds Sold and Interest-Bearing Deposits in Other Financial Institutions are believed to approximate the fair value of these items.

b.	The fair value of actively traded investment securities are determined according to quotes available in the financial press. The fair value of instruments which are not actively traded are determined using values of other instruments with similar characteristics or obtained from outside sources believed to be reliable.

c.	The fair value of loans are estimated by discounting the anticipated cash flows using estimated rates for similar loans available in the Bank’s market area. Estimates of maturities are based on both experience and contractual maturities although prepayments are permitted on the loans.

d.	The fair value of short-term demand and savings deposits are believed to equal carrying value. The fair value of certificates of deposit are based upon the contractual maturity of the instruments and rates currently offered for similar deposits.

e.	The fair value of Notes Payable to the U. S. Treasury and Subordinated Notes are estimated at carrying value.

f.	The fair value of Accrued Interest Receivable and Accrued Interest Payable are estimated at carrying value.

	2005 (Revised)		2004
Financial Assets:	Carrying Value	Fair Value	Carrying Value	Fair Value
Interest-Bearing Deposits in Other Financial Institutions	$11,386	$11,386	$16,635	$16,635
Investment Securities	19,882	19,595	12,172	12,206
Federal Funds Sold	1,800	1,800	11,700	11,700
Loans (Net of Unearned Income)	74,856	74,658	68,298	69,202
Cash and Due From Banks	4,469	4,469	4,068	4,068
Accrued Interest Receivable	568	568	470	470

Total	$112,961	$112,476	$113,343	$114,281

	2005 (Revised)		2004
Financial Liabilities:	Carrying Value	Fair Value	Carrying Value	Fair Value
Deposits
LIFETIME FREE CHECKING	$17,051	$17,051	$14,742	$14,742
Interest-Bearing Demand	13,445	13,445	16,830	16,830
Regular Passbook Savings	11,587	11,587	11,038	11,038
Time Deposits:
Certificates of Deposit $100,000 and Over	13,767	13,764	15,155	15,346
Other	51,559	51,381	50,326	50,801

TOTAL DEPOSITS	107,409	107,228	108,091	108,757
Subordinated Notes	1,500	1,500	1,500	1,500
Notes issued to the U. S. Treasury	131	131	88	88
Accrued Interest Payable	182	182	190	190

Total	$109,222	$109,041	$109,869	$110,535

16. CAPITAL ADEQUACY

The Bank is subject to various regulatory capital requirements. Under the regulatory capital guidelines and the regulatory framework for Prompt Corrective Action (PCA), the Bank must meet specific capital guidelines involving the quantitative measures of the Bank’s assets, liabilities, and certain off-balance-sheet items as calculated under regulatory accounting practices. The Bank’s capital amount and classification are also subject to qualitative judgments by the regulators about components, risk weightings and other factors.

Quantitative measures established by regulation to ensure capital adequacy require the Bank to maintain minimum ratios (set forth in the table below) of capital to average assets (as defined).

	Minimum Ratio For Capital Adequacy Purposes	Minimum Ratio To Be Considered Well Capitalized Under PCA Provisions
Tier 1 Capital to Risk Weighted Assets	4%	6%
Total Capital to Risk Weighted Assets	8%	10%
Tier 1 Capital to Average Assets	4%	5%

As of December 31, 2005, the most recent notification from the Federal Deposit Insurance Corporation categorized the Bank as well capitalized under the regulatory framework for prompt corrective action. To be categorized as well capitalized, an institution must maintain minimum total risk-based, Tier 1 risk-based and Tier 1 leverage ratios as set forth in the above table. There are no conditions or events since the notification that management believes have changed the Bank’s category. The Bank’s actual capital amounts and ratios as of December 31, 2005 and 2004 are presented in the following table. Management believes, as of December 31, 2005, that the Bank meets all capital adequacy requirements to which it is subject.

	Minimum Capital For Capital Adequacy Purposes	Minimum Capital To Be Considered Well Capitalized Under PCA Provisions	Actual Capital	Actual Ratio
December 31, 2005 (Revised)
Tier 1 Capital to Risk Weighted Assets	$3,100	$4,650	$7,884	10.17%
Total Capital to Risk Weighted Assets	6,200	7,749	10,313	13.31%
Tier 1 Capital to Average Assets	4,661	5,827	7,884	6.76%
December 31, 2004
Tier 1 Capital to Risk Weighted Assets	$3,031	$4,547	$7,513	9.92%
Total Capital to Risk Weighted Assets	6,063	7,578	9,949	13.13%
Tier 1 Capital to Average Assets	4,716	5,895	7,513	6.37%

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17. QUARTERLY FINANCIAL DATA (Unaudited)

The following summarizes the quarterly results of operations for the years ended December 31, 2005 and 2004:

	First Quarter	Second Quarte	Third Quarter	Fourth Quarter
2005 (Revised)
Total Interest Income	$1,349	$1,388	$1,416	$1,517
Total Interest Expense	631	644	681	695

Net Interest Income	718	744	735	822
Provision For Loan Losses	18	18	18	18

Net Interest Income After
Provision for Loan Losses	700	726	717	804
Total Non-Interest Income	75	86	75	136
Total Non-Interest Expense	669	675	710	782

Income Before
Income Taxes	106	137	82	158
Income Tax Expense	25	34	17	36

Net Income	$81	$103	$65	$122

Basic and Diluted
Net Income Per Share	$0.29	$0.37	$0.24	$0.44

2004
Total Interest Income	$1,535	$1,516	$1,400	$1,337
Total Interest Expense	647	634	631	630

Net Interest Income	888	882	769	707
Provision For Loan Losses	18	18	18	18

Net Interest Income After
Provision for Loan Losses	870	864	751	689
Total Non-Interest Income	95	92	73	134
Total Non-Interest Expense	577	594	604	657

Income Before
Income Taxes	388	362	220	166
Income Tax Expense	115	105	65	53

Net Income	$273	$257	$155	$113

Basic and Diluted
Net Income Per Share	$0.98	$0.92	$0.56	$0.41

18. LEASES AND RENT EXPENSE

The Bank leased facilities under non-cancelable operating leases during 2005, 2004 and 2003. As noted above, the Bank leases two offices from the companies. These leases required the Bank to pay maintenance, insurance and property taxes and do not have renewal options. Rental expense under these leases was $104,00 in 2005 and $114,000 in 2004 and 2003. The Bank also leases offices from non-related parties under various terms. Rental expense for these leases was $76,000 in 2005 and $74,000 in 2004 and 2003. Future minimum rental payments under these leases are as follows:

Year Ending December 31,	2006	$181
	2007	181
	2008	181
	2009	181
	2010	181
	Thereafter	837

Total Minimum Lease Payments		$1,742

19. OFF BALANCE SHEET ACTIVITIES AND COMMITMENTS

Commitments to extend credit, which amounted to $1,000,000 and $1,433,000 at December 31, 2005 and 2004 respectively, represent agreements to lend to customers with fixed expiration dates or other termination clauses. Since many of the commitments are expected to expire without being funded, the total commitment amounts do not necessarily represent future liquidity requirements. Standby letters of credit are conditional commitments issued by the Bank guaranteeing the performance of a customer to a third party. Those guarantees are primarily issued to support public and private borrowing arrangements. At December 31, 2005 , the Bank had outstanding letters of credit of $40,000, and $20,000, at December 31, 2004.

The Bank is a member of the Federal Reserve System and is required to maintain certain levels of its cash and due from bank balances as reserves based on regulatory requirements. At December 31, 2005 and 2004, this reserve requirement was approximately $503,000 and $505,000, respectively.

Federal banking regulations place certain restrictions on dividends paid by the Bank. The total amount of dividends which may be paid at any date is generally limited to the retained earnings of the Bank. In addition, dividends paid by the Bank would be prohibited if the effect thereof would cause the Banks’ capital to be reduced below applicable minimum capital requirements.

20. RECENT ACCOUNTING PRONOUNCEMENTS AND ACCOUNTING CHANGES

In November 2002, the FASB issued FASB Interpretation No. 45,” Guarantor’s Accounting and Disclosure Requirements for Guarantees, including Indirect Guarantees of Indebtedness of Others” (FIN 45). The interpretation elaborates on the disclosures to be made by a guarantor in its financial statements under certain guarantees that it has issued. It also clarifies that a guarantor is required to recognize, at the inception of a guarantee, a liability for the fair value of the obligation undertaken in issuing the guarantee. The interpretation requires disclosure of the nature of the guarantee, the maximum potential amount of future payments that the guarantor could be required to make under the guarantee, and the current amount of the liability, if any, for the guarantor’s obligations under the guarantee. The recognition requirements of the Interpretation were effective beginning January 1, 2003. The FASB also revised FASB Interpretation 46, “Consolidation of Variable Interest Entities, an interpretation of ARB No. 51” (FIN 46). The interpretation provides a framework for identifying variable interest entities (VIEs), and determining when a company should include the assets, liabilities, noncontrolling interests and results of activities of a VIE in its consolidated financial

In November 2003, the FASB’s Emerging Issues Task Force (EITF) reached consensus on new disclosure requirements related to unrealized losses on investment securities. The new disclosure requirements apply to marketable equity and debt securities accounted for under Financial Accounting Board Statement No. 115, “Accounting for Certain Investments in Debt and Equity Securities,” and are required for inclusion in annual reports with fiscal years ended after December 15, 2003.

In November 2003, the FASB issued FASB Staff Position (FSP) 144-1, “ Determination of Cost Basis for Foreclosed Assets FASB Statement No. 15”, “Accounting by Debtors and Creditors for Troubled Debt Restructurings, “ and the Measurement of Cumulative Losses Previously Recognized under Paragraph 37 of FASB Statement No. 144, “Accounting for the Imparirment or Disposal of Long-Lived Assets.” Under FSP 144-1, the lender is required to measure the foreclosure on a long-lived asset (e.g. real estate) at fair value less cost to sell on the foreclosure date, which establishes a new cost basis such that any loan valuation allowance is not retained. Thereafter, the lender would follow the impairment guidance in Statement No. 144, and could not reflect any recovery in value of the property beyond the cost basis established upon foreclosure of the loan. This guidance was effective upon posting of the FSP to the FASB website in November 2003. In April 2003, the Financial Accounting Standards Board issued Statement No. 149, “Amendment of Statement 133 on Derivative Instruments and Hedging Activities”. This statement amends and clarifies financial accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts (collectively referred to as derivatives) and for hedging activities under FASB Statement No. 133,” Accounting for Derivative Instruments and Hedging Activities”.

In May 2003, the Financial Accounting Standards Board issued Statement No. 150, “Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity”. This statement establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. It requires that an issuer classify a financial instrument that is within its scope as a liability (or an asset in some circumstances). Many of those instruments were previously classified as equity. This statement is effective for financial instruments entered into or modified after May 31, 2003, and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003.

In December 2004, the FASB issued Statement No. 123 (revised 2004), which is a revision of Statement 123 “Accounting for Stock-Based Compensation”. This Statement establishes standards for the accounting for transactions in which an entity exchanges its equity instruments for goods or services. It also addresses transactions in which an entity incurs liabilities in exchange for goods or services that are based on the fair value of the entity’s equity instruments or that may be settled by the issuance of those equity instruments. This Statement focuses primarily on accounting for transactions in which an entity obtains employee services in share-based payment transactions. This Statement is effective for public entities as of the beginning of the first interim or annual reporting period that begins after June 15, 2005.

In December 2004, the FASB issued Statement No. 153, “Exchanges of Nonmonetary Assets”, an amendment of APB Opinion No. 29, Accounting for Nonmonetary Transactions”. This Statement eliminates the exception to fair value for exchanges of similar productive assets and replaces it with a general exception for exchange transactions that do not have commercial substance - that is, transactions that are not expected to result in significant changes in the cash flows of the reporting entity. This Statement is effective for nonmonetary asset exchanges occurring in fiscal periods beginning after June 15, 2005.

In May 2005, the FASB issued Statement No. 154, “Accounting Changes and Error Corrections - a replacement of APB Opinion No. 20 and FASB Statement No. 3”. This Statement requires retrospective application to prior periods’ financial statements of changes in accounting principle, unless it is impracticable to determine either the period-specific effects or the cumulative effect of the change. When it is impracticable to determine the period-specific effects of an accounting change on one or more individual prior periods presented, this Statement requires that the new accounting principle be applied to the balances of assets and liabilities as of the beginning of the earliest period for which retrospective application is practicable and that a corresponding adjustment be made to the opening balance of retained earnings. This Statement improves financial reporting because its requirement to report voluntary changes in accounting principles via retrospective application, unless impracticable, enhances the consistency of financial information between periods. This statement is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005.

During November 2005, the FASB issued FASB Staff Position (FSP) FAS 115-1 and 124-1, “The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments.” The guidance in this FSP addresses the determination of when an investment is considered impaired, whether that impairment is other than temporary, and the measurement of an impairment loss. The FSP also includes accounting considerations subsequent to the recognition of an other-than temporary impairment and requires certain disclosures about unrealized losses that have not been recognized as other-than-temporary impairments. The guidance in this FSP is required to be applied to reporting periods beginning after December 15, 2005. Earlier application is permitted.

The FASB has issued FASB Statement No. 155, “Accounting for Certain Hybrid Instruments.” This standard amends the guidance in FASB Statements No. 133, “Accounting for Derivative Instruments and Hedging Activities”, and No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities.” Statement 155 allows financial instruments that have embedded derivatives to be accounted for as a whole (eliminating the need to bifurcate the derivative from its host) if the holder elects to account for the whole instrument on a fair value basis. Statement 155 is effective for all financial instruments acquired or issued after the beginning of an entity’s first fiscal year that begins after September 15, 2006. Earlier adoption is permitted as of the beginning of an entity’s fiscal year, provided the entity has not yet issued financial statements, including financial statements for any interim period for that fiscal year. Provisions of this Statement may be applied to instruments that an entity holds at the date of adoption on an instrument-by-instrument basis. The financial statement effect of the change in accounting, if any, should be recognized as a cumulative-effect adjustment to beginning retained earnings. Prior periods should not be restated.

Management does not expect these accounting pronouncements to have a material impact on the financial statements.

21. SUBORDINATED NOTE

On December 12, 2000, a subordinated capital note was executed in the principal amount of $1,500,000 with Peoples National Bank. Annual principal payments in the amount of $300,000 begin January 1, 2007 with the final payment due January 1, 2011. Anticipation is allowed with the approval of regulatory authorities. Under the terms of the agreement, the note is subordinated to depositors and other creditors and is unsecured and ineligible as collateral by the holder. The note is callable in the event the terms of the agreement are not met. The note is considered part of the Bank’s Tier 2 capital under regulatory capital guidelines discussed in a previous footnote.

22. REVISION TO FINANCIAL STATEMENTS

Subsequent to the issuance of the Bank’s 2005 financial statements, the OCC issued a directive that the Bank’s Call Report be revised and re-filed. The revision dealt with the OCC’s determination that certain loans be reclassified from accruing to non-accrual loan status. As the result of the Bank having to revise its Call Report, the Bank was also required by the OCC to revise its annual financial statements.

14

The effects of the revision on the Bank’s financial statements, as of and for the year ended December 31, 2005, are as follows:

	As Originally Presented	Changes	As Revised
Statements of Financial Condition:
Loans	$73,939	(12)	$73,927
Other Assets	1,236	1	1,237

Statements of Income:
Interest income	5,687	(17)	5,670
Income taxes	118	(6)	112
Net income	382	(11)	371

Statements of Cash Flows:
Net cash from operating activities	564	(12)	552
Net cash from investing activities	(9,424)	12	(9,412)

Statements of Changes in Shareholders Equity:
Undivided profits	1,949	(11)	1,938

15

Summary of Operations

(Dollars in Thousands Except Per Share Data)

FOR THE YEAR:	2005 (Revised)	2004	2003	2002	2001
Total Interest Income	$5,670	$5,788	$6,690	$6,724	$7,059
Total Interest Expense	2,651	2,542	2,914	3,378	4,479

Net Interest Income	3,019	3,246	3,776	3,346	2,580
Provision for Loan Losses	72	72	441	60	48

Net Interest Income After
Provision for Loan Losses	2,947	3,174	3,335	3,286	2,532
Non-Interest Income	372	394	409	427	381
Non-Interest Expense	2,836	2,432	2,329	2,362	2,162

Net Income Before Taxes	483	1,136	1,415	1,351	751
Applicable Income Taxes:
Current	98	272	586	461	235
Deferred	14	66	(141)	(17)	2

Net Income	$371	$798	$970	$907	$514

Basic and Diluted
Net Income Per Share*	$1.34	$2.87	$3.49	$3.27	$1.85

*	Net income per share has been retroactively adjusted to reflect the stock dividend in 2003.

AT YEAR END:	2005 (Revised)	2004	2003	2002	2001
Interest-Bearing Deposits in Other Financial Institutions	$11,386	$16,635	$12,480	$9,611	$9,019
Federal Funds Sold	1,800	11,700	5,365	4,180	4,660
Investment Securities	19,882	12,172	17,537	27,806	26,274
Loans (Net)	73,927	67,362	77,384	61,914	60,346
Deposits	107,409	108,091	111,089	101,775	98,402
Demand	17,051	14,742	13,831	12,575	10,554
Interest-Bearing Demand	13,445	16,830	18,330	12,988	9,983
Savings	11,587	11,038	10,294	8,330	7,091
Time	65,326	65,481	68,634	67,882	70,774
Capital Accounts	7,884	7,513	6,715	5,767	4,880
Total Resources	117,160	117,446	119,638	109,788	105,242
Carrying Value Per Share	28.40	27.07	24.19	20.78	17.58

DAILY AVERAGES FOR THE YEAR:	2005	2004	2003	2002	2001
Interest-Bearing Deposits in Other Financial Institutions	$11,122	$15,372	$11,462	$8,945	$8,050
Federal Funds Sold	5,341	5,420	2,732	1,186	7,125
Investment Securities	17,532	16,558	22,346	30,138	18,915
Loans	71,668	74,452	73,212	60,989	60,090
Deposits	108,235	109,768	108,060	96,624	91,737
Demand	16,295	14,375	13,329	11,604	9,268
Interest-Bearing Demand	10,710	11,249	10,093	8,851	7,214
Savings (Includes MMDA’s)	15,764	17,238	15,014	8,151	7,337
Time	65,466	65,522	69,624	68,018	67,918
Capital Accounts	7,682	7,231	6,359	5,433	4,549
Total Resources	116,530	118,948	115,804	106,930	98,782

16

Price Range of Common Stock

	2005		2004		Dividends Per Share
	High	Low	High	Low	2005	2004
First Quarter	$33	$33	$40	$35	$—	$—
Second Quarter	31	31	40	35	—	—
Third Quarter	31	31	40	35	—	—
Fourth Quarter	30	30	50	40	—	—

Officers

Worth Harris Carter, Jr. Chairman of the Board and President	Dawn Powers Assistant Cashier and Managing Officer - South Main

Ronnie P. Craig Vice President and Managing Officer - West Main	Detra S. Smith Assistant Cashier and Managing Officer - Weyers Cave

Berlin Smiley Vice President and Managing Officer - Bridgewater	Justin Edris Branch Manager - Frontier Drive

Timothy K. Wines Vice President, Cashier and Managing Officer - North Mason Street	Jonathan Hamilton Branch Manager - Stuarts Draft

Kathy C. Cummins Assistant Vice President and Managing Officer - Lexington
Directors

Worth Harris Carter, Jr.	Joseph E. Pigg
Chairman of The Board and President	President
Millard’s Machinery, Inc.
W. Lynwood Craig
President	Simon C. Spencer
Bassett Oil & Equipment Co., Inc.	Retired

George W. Lester, II	James M. Thomasson
Chairman and Chief Executive Officer	Retired
The Lester Group, Inc.
W. C. Trent
Investor

Shenandoah National Bank

P.O. Box 450

Staunton, Virginia 24402-0450

(540) 885-1108

Shenandoah National Bank

P.O. Box 450

Staunton, Virginia 24402-0450

(540) 885-1108

Annex DD

OFFICE OF THE COMPTROLLER OF THE CURRENCY

WASHINGTON, D.C. 20219

FORM 10-QSB

☒	QUARTERLY REPORT UNDER SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the quarterly period ended September 30, 2006

OR

☐	TRANSITION REPORT UNDER SECTION 13 OR 15(d) OF THE EXCHANGE ACT

For the transition period from              to

Commission file number: n/a

SHENANDOAH NATIONAL BANK

(Name of small business issuer as specified in its charter)

National Bank	54-1801533
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

478 Frontier Drive Staunton, VA	24401
(Address of principal executive offices)	(Zip Code)

(540) 885-1108

Issuer’s telephone number

n/a

(Former name, former address and former fiscal year, if changed since last report)

Check whether the issuer (1) filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.    Yes  ☒    No  ☐

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).    Yes  ☐    No  ☒

As of November 13, 2006, there were issued and outstanding 277,588 shares of the issuer’s common stock.

Transitional Small Business Disclosure Format:    Yes  ☐    No  ☒

1

2

FORWARD–LOOKING STATEMENTS

This report contains statements concerning the Bank’s expectations, plans, objectives, future financial performance and other statements that are not historical facts. These statements may constitute “forward-looking statements” as defined by federal securities laws. In some cases, readers can identify the forward-looking statements by the use of words such as “may,” “will,” “should,” “could,” “expect,” “plan,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative or other variations of these words, or other comparable words or phrases. These statements may address issues that involve estimates and assumptions made by management, risks and uncertainties, and actual results could differ materially from historical results or those anticipated by such statements. Factors that could have a material adverse effect on the Bank’s operations and future prospects include, but are not limited to, changes in: interest rates; general and local economic conditions; the legislative/regulatory climate; monetary and fiscal policies of the U.S. government, including policies of the U.S. Treasury and the Federal Reserve Board; the quality or composition of loan or investment portfolios; demand for loan products; deposit flows; competition; demand for financial services in our market area and accounting principles, policies and guidelines. These risks and uncertainties should be considered in evaluating the forward-looking statements contained herein, and readers are cautioned not to place undue reliance on such statements, which speak only as of the date of this report.

3

PART I - FINANCIAL INFORMATION

Item 1 - FINANCIAL STATEMENTS

SHENANDOAH NATIONAL BANK

STATEMENTS OF CONDITION

	(in 000’s)
	September 30, 2006 (Unaudited)	December 31, 2005
ASSETS
Interest-Bearing Deposits in Other Financial Institutions	$8,514	$11,386
Investment Securities
U. S. Agency Securities	24,386	19,882
Federal Funds Sold	1,530	1,800
Loans	74,391	75,072
Less: Unearned Income	(190)	(216)
Allowance for Loan Losses	(1,005)	(929)

Net Loans	73,196	73,927

Earning Assets	107,626	106,995

Cash and Due From Banks	3,690	4,469
Bank Premises and Equipment	3,110	3,203
Real Estate Owned Other Than Bank Premises	396	487
Investment in Associated Companies	769	769
Other Assets	1,306	1,237

TOTAL ASSETS	$116,897	$117,160

LIABILITIES
Deposits
LIFETIME FREE CHECKING	$17,091	$17,051
Interest-Bearing Demand	11,016	13,445
Regular Passbook Savings	10,147	11,587
Time Deposits
Certificates of Deposit $100,000 or More	16,137	13,767
Other	52,406	51,559

Total Deposits	106,797	107,409
Notes issued to the U. S. Treasury	135	131
Other Liabilities	257	236
Subordinated Notes	1,500	1,500

TOTAL LIABILITIES	108,689	109,276

SHAREHOLDERS’ EQUITY
Common Stock, Par Value $5.00 Per Share, Authorized 2,500,000 Shares; 277,588 Outstanding in 2006 and 2005	1,388	1,388
Surplus	4,558	4,558
Undivided Profits	2,262	1,938

TOTAL SHAREHOLDERS’ EQUITY	8,208	7,884

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$116,897	$117,160

See accompanying notes to unaudited financial statements.

4

SHENANDOAH NATIONAL BANK

STATEMENTS OF INCOME

(Dollars in Thousands, except per share data)

	Nine Months Ended September 30,		Three Months Ended September 30,
	2006	2005	2006	2005
	(Unaudited)		(Unaudited)
INTEREST INCOME
Interest and Fees on Loans
Taxable	$3,466	$3,081	$1,132	$1,042
Non-Taxable	76	79	30	27
Interest on Deposits in Other Financial Institutions	270	319	88	100
Interest on Federal Funds Sold	101	130	59	61
Interest and Dividends on Securities
U. S. Agency Securities	722	537	268	182
Obligations of States and Political Subdivisions	—	7	—	2

TOTAL INTEREST INCOME	4,635	4,153	1,577	1,414

INTEREST EXPENSE
Interest on Time Deposits $100,000 or More	478	411	189	136
Interest on Other Deposits	1,668	1,475	585	522
Interest on Subordinated Notes	68	68	23	23
Interest on Federal Funds Purchased	7	1	—	—
Interest on Notes Issued to the U. S. Treasury	2	1	1	—

TOTAL INTEREST EXPENSE	2,223	1,956	798	681

NET INTEREST INCOME	2,412	2,197	779	733
Provision for Loan Losses	45	54	15	18

NET INTEREST INCOME AFTER
PROVISION FOR LOAN LOSSES	2,367	2,143	764	715

NON-INTEREST INCOME
Service Charges, Commissions and Fees	202	208	62	66
Other Non-Interest Income	55	28	36	9

TOTAL NON-INTEREST INCOME	257	236	98	75

NON-INTEREST EXPENSE
Salaries and Employee Benefits	1,121	1,059	369	361
Occupancy Expense (Net)	431	401	139	140
Operations Center Expense	380	368	127	125
Other Non-Interest Expense	248	226	79	84

TOTAL NON-INTEREST EXPENSE	2,180	2,054	714	710

INCOME BEFORE INCOME TAXES	444	325	148	80
Income Tax Expense	120	76	35	16

NET INCOME	$324	$249	$113	$64

EARNINGS PER COMMON SHARE:
Basic and Diluted	$1.17	$0.90	$0.41	$0.23

Weighted Average Shares Outstanding	277,588	277,588	277,588	277,588
Cash Dividends Per Common Share	$—	$—	$—	$—

See accompanying notes to unaudited financial statements.

5

SHENANDOAH NATIONAL BANK

STATEMENTS OF CASH FLOWS

(Dollars in Thousands)

	Nine Months Ended September 30,
	2006	2005
	(Unaudited)
Cash Flows From Operating Activities
Net Income	$324	$254
Adjustments to reconcile net income to net cash provided by operating activities
Provision for Loan Losses	45	54
Depreciation of Bank Premises and Equipment	117	100
Increase (Decrease) in Unearned Income	(26)	1
(Increase) Decrease in Other Assets	(69)	23
Increase (Decrease) in Other Liabilities	21	(31)

Net Cash From Operating Activities	412	401

Cash Flows From Investing Activities
Proceeds from Maturity of Interest Bearing Balances	7,129	10,596
Purchase of Interest Bearing Balances	(4,257)	(5,545)
Payments on Investment Securities	(4)	3,791
Purchase of Investment Securities	(4,500)	(9,500)
Purchase of Bank Premises and Equipment	(24)	(179)
Net (Increase) Decrease in Short-Term Loans Outstanding, Net	(3,557)	(2,161)
Longer-Term Loans Originated or Purchased	(9,548)	(7,113)
Principal Collected on Longer-Term Loans	13,817	1,218
(Increase) Decrease in Other Real Estate	91	51

Net Cash From Investing Activities	(853)	(8,842)

Cash Flows from Financing Activities
Increase in Demand and Savings Accounts	(3,829)	(1,220)
Proceeds from Sale of Time Deposits	23,148	28,046
Payments for Matured Time Deposits	(19,931)	(27,095)
Net Increase (Decrease) in Notes issued to the U. S. Treasury	4	73

Net Cash From Financing Activities	(608)	(196)

Net (Decrease) Increase in Cash and Cash Equivalents	(1,049)	(8,637)
Cash and Cash Equivalents at Beginning of Year	6,269	15,768

Cash and Cash Equivalents at End of Period	$5,220	$7,131

Cash and Cash Equivalents Include:
Cash and Due From Banks	$3,690	$4,256
Federal Funds Sold	1,530	2,875

Total Cash and Cash Equivalents at Period End	$5,220	$7,131

Supplementary Data:
Cash Interest Paid	$2,187	$1,954
Cash Paid for Taxes	120	76

See accompanying notes to unaudited financial statements.

6

SHENANDOAH NATIONAL BANK

STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY

(Dollars in Thousands)

	Common Stock		Surplus	Undivided Profits
	Shares	Par Value
Balances, December 31, 2005	277,588	$1,388	$4,558	$1,938
Net Income		—	—	324
Cash Dividends		—	—	—

Balances, September 30, 2006 (Unaudited)	277,588	$1,388	$4,558	$2,262

Notes To Unaudited Financial Statements

The unaudited interim financial statements of the Bank are prepared in the conformity with accounting principles generally accepted in the United States of America and the instructions to Securities and Exchange Commission’s Form 10-QSB. In the opinion of management, all adjustments (consisting only of normal recurring adjustments) necessary for a fair presentation of the financial position and results of operations for the periods presented have been included. The financial statements should be read in conjunction with the financial statements and notes contained in the Bank’s Annual Report on Form 10-KSB for the year ended December 31, 2005. The results for the six months ended September 30, 2006 are not necessarily indicative of the results for the entire fiscal year ending December 31, 2006.

Certain reclassifications have been made to the prior year financial statements to conform to the 2006 presentation. These reclassifications had no effect on previously reported net income.

NOTE 1 - INVESTMENT SECURITIES

(Dollars in Thousands)

The Bank has the ability and intent to carry the investments noted with an unrealized loss to the final maturity of the instrument and considers these investments not other-than-temporarily impaired.

The following table sets forth a summary of the investment securities portfolio as of the periods indicated:

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Market Value
September 30, 2006 (Unaudited)

U. S. Agency Securities	$24,386	$8	$277	$24,117

Total Securities	$24,386	$8	$277	$24,117

December 31, 2005

U. S. Agency Securities	$19,882	$7	$294	$19,595

Total Securities	$19,882	$7	$294	$19,595

7

NOTE 2 - LOANS

(Dollars in Thousands)

The composition of the loan portfolio by dollar amount is shown in the table below:

	September 30, 2006 (Unaudited)	December 31, 2005
Secured by real estate
Construction Loans	$925	$925
Secured by farmland (including farm residential and other improvements)	2,118	1,629
Secured by 1-4 family residential properties	12,555	14,388
Secured by multi-family residential properties	5,783	5,647
Secured by non-farm residential property	39,371	43,113
Loans to finance agricultural production and other loans to farmers	165	97
Commercial and industrial loans	3,166	1,958
Loans to individuals for household, family and other personal expenditures	6,323	4,439
Obligations (other than securities) of states and political subdivisions	3,986	2,873
Less: Unearned Income	(191)	(213)

Total loans and leases	$74,201	$74,856

NOTE 3 - ALLOWANCE FOR LOAN LOSSES

(Dollars in Thousands)

The allowance for loan losses is an estimate of losses inherent in the loan portfolio as determined by management taking into consideration historical loan loss experience, diversification of the loan portfolio, amounts of secured and unsecured loans, banking industry standards and averages, and general economic conditions. Ultimate losses may vary from current estimates. These estimates are reviewed periodically and as adjustments become necessary, they are reported in earnings in the periods which they become reasonably estimable.

The following table summarizes the activity in the allowance for loan losses in the periods presented:

	September 30, 2006 (Unaudited)	December 31, 2005
Balance Beginning of Period	$929	$936
Provision for Loan Losses	45	72
Charge-Offs, Net Of (Recoveries):
Real Estate Loans	(56)	73
Installment Loans	3	6
Commercial Loans	22	—

Total Net Loan Losses	(31)	79

Balance End of Period	$1,005	$929

8

NOTE 4 - NONPERFORMING ASSETS AND DELINQUENT LOANS

(Dollars in Thousands)

	September 30, 2006 (Unaudited)	December 31, 2005
Nonaccrual Loans
Real Estate	$2,202	$2,628
Installment	—	2
Commercial	—	1

Total Nonaccrual Loans	2,202	2,631
Foreclosed Properties	396	487

Total Nonperforming Assets	$2,598	$3,118

Loans 90 Days or More Past Due and Still Accruing
Real Estate	$—	$19
Installment	—	1
Commercial	—	—

Total Loans 90 Days or More Past Due	$—	$20

Item 2 - MANAGEMENT’S DISCUSSION AND ANALYSIS

The Bank

The Bank opened for business as a National Banking Association on July 1, 1996, and was created through the spinoff of the assets, liabilities and related capital of three offices located in the Staunton area from Patrick Henry National Bank, Bassett, Virginia. The Bank operates under a national charter and provides full banking services. As a national bank, the Bank is subject to regulation by the Comptroller of the Currency, the Federal Deposit Insurance Corporation and the Board of Governors of the Federal Reserve System. The Bank generates commercial (including agricultural), mortgage and consumer loans and receives deposits from customers located primarily in the areas surrounding the Bank’s offices, which are located in Augusta, Rockbridge, and Rockingham Counties in Virginia, including the cities of Buena Vista, Harrisonburg, Staunton and Waynesboro. The Bank operates under the name “Shenandoah National Bank.” At September 30, 2006, the Bank had $117 million in assets, $73 million in net loans, $107 million in deposits and $8 million in total shareholders’ equity.

Proposed Reorganization and Merger

On July 28, 2006, the Bank entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Blue Ridge Bank, N.A., Central National Bank, Community National Bank, First National Bank, First National Exchange Bank, Mountain National Bank, Patrick Henry National Bank, Patriot Bank, National Association, Peoples National Bank (together with the Bank, the “Banks”) and Carter Bank & Trust, a new Virginia chartered bank that will be headquartered in Martinsville, Virginia. The Merger Agreement sets forth the terms and conditions pursuant to which the Banks will reorganize by merging into Carter Bank & Trust (the “Merger”).

All officers and employees of the existing Banks will remain unchanged as a result of the Merger. Worth Harris Carter, Jr. is currently Chairman of the Board and President of each of the Banks and will serve as Chairman of the Board and President of Carter Bank & Trust. Under the terms of the Merger Agreement, shareholders of each of the Banks will receive a certain number of shares in Carter Bank & Trust in exchange for each share held in the existing Banks as follows: each share of Blue Ridge Bank: 2.474 shares; each share of Central National Bank: 5.470 shares; each share of Community National Bank: 4.350 shares; each share of First National Bank: 1.613 shares; each share

9

of First National Exchange Bank: 4.509 shares; each share of Mountain National Bank: 3.981 shares; each share of Patrick Henry National Bank: 1.112 shares; each share of Patriot Bank: 5.775 shares; each share of Peoples National Bank: 1.945 shares; and each share of Shenandoah National Bank: 3.461 shares.

Consummation of the Merger is subject to a number of customary conditions including (i) the approval of the Merger by the shareholders of each of the Banks and Carter Bank & Trust and (ii) the receipt of all required regulatory approvals, including approval by the Virginia State Corporation Commission and the Federal Deposit Insurance Corporation. The Merger is expected to be completed in the fourth quarter of 2006 and will be accounted for using the purchase method of accounting.

Critical Accounting Policies

The accounting and reporting policies of the Bank conform to generally accepted accounting principles (GAAP) in the United States of America and to general practices within the banking industry. The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. We believe the most significant of these estimates involves the allowance for loan losses because of its potential impact on our overall performance. We have described our policies in this area below. A summary of the Bank’s significant accounting policies can be found in the Notes to Financial Statements included in the Bank’s 2005 Annual Report on Form 10KSB.

In general, determining the amount of the allowance for loan losses requires significant judgment and the use of estimates by management allowing for losses inherent to loan portfolio. The Bank maintains an allowance for loan losses to absorb probable losses in the loan portfolio based on a quarterly analysis of the portfolio. This analysis determines an appropriate level of the allowance for loan losses by considering factors affecting loan losses, including specific losses, levels and trends in impaired and non-performing loans, historical loan loss experience, current economic conditions, volume, growth and composition of the portfolio, and other relevant factors. The Bank records a provision for loan losses to maintain the allowance at an adequate level. The provision expense could increase or decrease each quarter based upon the results of management’s formal analysis.

The amount of the allowance represents management’s estimate of expected losses from existing loans based upon specific allocations for individual lending relationships and historical loss experience. The allowance for loan losses related to impaired loans is based on discounted cash flows using the loan’s initial effective interest rate or the fair value of the collateral for certain collateral dependent loans. This evaluation requires management to make estimates of the amounts and timing of future cash flows on impaired loans, which consists primarily of non-accrual and restructured loans. Actual losses for these loans can vary significantly from these estimates.

Investment securities are stated at cost, adjusted for amortization of premiums and accretion of discounts, and computed by the interest method. The Bank has positive intent and ability to hold these securities until maturity. Gains and losses on sales, if any, of securities are based upon the adjusted cost of the specific securities sold. If any of the securities are not held to maturity, the classification of the entire portfolio could change to available for sale. This could require fair value accounting for not just the tainted securities but the entire portfolio, and possibly, the recognition of unrealized losses as other than temporary in the income statement.

Real estate properties acquired through or in lieu of loan foreclosure are initially recorded at the lower of the Bank’s carrying amount or fair value less estimated selling cost at the date of foreclosure. Any write-downs based on the asset’s fair value at the date of acquisition are charged to the allowance for loan losses. After foreclosure, these assets are carried at the lower of their new cost basis or fair value less cost to sell. Costs of significant property improvements are capitalized, whereas costs relating to holding property are expensed. The portion of interest costs relating to development of real estate is capitalized. Valuations are periodically performed by management, and any write-downs are recorded as a charge to operations, if necessary, to reduce the carrying value of a property to the lower of its carrying value or fair value less cost to sell. The fair value of other real estate owned, including related selling costs, is an estimate that may change in the near term. If estimates change that decrease the expected fair value of the property, the recognition of this loss is reflected in the income statement for the period the estimate changes.

10

Overview

Net income for the first nine months of 2006 equaled $324,000, or $1.17 per share, compared to $249,000, or $0.90 per share, for 2005. On an annualized basis, this represents a return on average assets of 0.38% and return on equity of 5% compared to 0.29% and 4%, respectively, for the same period last year.

The Bank has reduced its investment in interest-bearing deposits, while increasing U. S. Agency Securities. Net interest income increased $215,000 or 10%. Total non-interest expense increased $126,000. Net income increased $75,000 or 30% when compared with the prior year. We expect net interest margins to expand and, as the new offices grow, earnings are expected to rise.

Total Liabilities at September 30, 2006 were $108,689,000, down from $109,276,000 at December 31, 2005. This was due to the drop in deposits.

Total Shareholders’ Equity at September 30, 2006 was $8,208,000. At December 31, 2005, total Shareholders’ Equity was $7,884,000.

Results of Operations

Net Interest Income. Net Interest Income is our largest source of revenue and continues to be impacted by low interest rates. Net Interest Income increased $215,000 or 10%, compared to the same period last year. See Note 5 - Average Balances and Net Interest Income - to the financial statements for additional information regarding Net Interest Income.

The following table details the average balances and cost and yield data for the earning assets and interest-bearing liabilities:

	For the Nine Months Ended
	September 30, 2006			September 30, 2005
	(Unaudited)
Asset/Liability	Average Balance	Income/ Expense	Yield/ Cost	Average Balance	Income/ Expense	Yield/ Cost	Increase (Decrease)
Real Estate Loans	$59,861	$2,961	6.60%	$62,904	$2,823	5.98%	$138
Installment Loans	5,911	340	7.67%	3,297	200	8.09%	140
Commercial Loans	6,538	241	4.91%	5,014	137	3.64%	104

Total Loans - Net of Unearned Income	72,310	3,542	6.53%	71,215	3,160	5.92%	382
Interest-Bearing Deposits in Other Financial Institutions	7,703	270	4.67%	12,106	319	3.51%	(49)
Investment Securities	24,186	722	3.98%	17,983	544	4.03%	178
Federal Funds Sold	4,369	101	3.08%	6,931	130	2.50%	(29)

Total Earning Assets	$108,568	$4,635	5.69%	$108,235	$4,153	5.12%	$482

Interest-Bearing Transaction Accounts	$8,840	$36	0.54%	$10,417	$40	0.51%	$(4)
Savings Deposits(Including MMA’s)	14,342	153	1.42%	15,331	169	1.47%	(16)
Certificates of Deposit Over $100,000	16,038	478	3.97%	14,255	411	3.84%	67
Other Certificates of Deposits	50,491	1,479	3.91%	51,852	1,266	3.26%	213

Total Deposits	89,711	2,146	3.19%	91,855	1,886	2.74%	260
Notes issued to the U. S. Treasury	60	2	4.44%	86	1	1.55%	1
Subordinated Notes	1,500	68	6.04%	1,500	68	6.04%	—
Federal Funds Purchased	3	7	311.11%	1	1	133.33%	6
Total Interest-Bearing Liabilities	$91,274	$2,223	3.25%	$93,442	$1,956	2.79%	$267

Net Interest Income		$2,412	2.96%		$2,197	2.71%	$215

11

Allowance and Provision for Loan Losses. The Allowance for Loan Losses represents management’s estimation of the amount necessary to absorb future losses in the loan portfolio. On the Statement of Condition, the Allowance for Loan Losses is deducted from Total Loans so that the net amount shown represents the estimated realizable total loans. The Provision for Loan Losses is the amount charged to expense to maintain the Allowance at an adequate level.

The Allowance for Loan Losses was $1,005,000, or 1.3% of total loans outstanding, at September 30, 2006. In the view of management, the Allowance for Loan Losses is adequate to meet the loss contingency based on experience factors and a review of the loan portfolio.

The Provision for Loan Loss was $45,000 for the nine months ended September 30, 2006 and $54,000 for 2005. See Note 3 - Allowance for Loan Losses - and Note 4 - Nonperforming Assets and Delinquent Loans - to the financial statements for additional information.

Non-Interest Income. Non-Interest Income increased slightly for the nine month period ended September 30, 2006, compared to the same period of 2005. The largest source of non-interest income is Services Charges, Commissions and Fees, which was $202,000 at September 30, 2006 compared to $208,000 at September 30, 2005.

Non-Interest Expense. Non-Interest Expense increased $126,000 or 6%, for the nine month period ended September 30, 2006, compared to the same period of 2005.

Income Taxes. Income tax expense was $120,000 for the first nine months of 2006, as compared to $76,000 in 2005. The effective income tax rate increased between the periods, due to the increase in income in the current period.

Net Income. Net Income after taxes increased $75,000 from the same period last year. As rates continue to rise, so will net income.

Analysis of Financial Condition

Investments. U. S. Agency Securities investments have increased $4.5 million compared to December 31, 2005. Funds from the reduction in interest bearing deposits were invested in U. S. Agency Securities.

Loans. Loans decreased $678,000, or 0.9%, compared to December 31, 2005. The decrease took place primarily in the real estate segment of the portfolio. Real estate secured loans made up approximately 82% of loans at September 30, 2006.

Non-Performing Assets and Impaired Loans. Non-performing assets, which consist of nonaccrual loans and foreclosed properties, were $2,598,000 at September 30, 2006 and $3,118,000 at December 31, 2005. Nonaccrual Loans equaled $2,202,000 at September 30, 2006 and $2,631,000 at December 31, 2005. Foreclosed Properties equaled $396,000 at September 30, 2006 and $487,000 at December 31, 2005.

Nonaccrual loans are those loans contractually past due 90 days or more on which no interest is being accrued. Other real estate owned consists of real estate acquired through foreclosure. These properties are reviewed quarterly and reduced to an estimated realizable value at that time.

Deposits. Total deposits have decreased $612,000 or 0.6%, compared to December 31, 2005. Increases occurred in LIFETIME FREE CHECKING and time deposits, while interest bearing deposits and regular passbook savings decreased.

Capital. The federal regulatory agencies use risk-based capital ratios to analyze the adequacy of a bank’s capital. These ratios weigh bank assets from 0% to 100%, depending upon the risks inherent in each type of asset. The Bank continues to meet all requirements for a well-capitalized bank as defined by the regulatory agencies.

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The following table presents the key risk-based capital ratios for the periods indicated:

	September 30, 2006	December 31, 2005
Tier 1 Ratio	10.62%	10.17%
Total Risk-Based Capital Ratio	13.82%	13.31%
Leverage Ratio	7.05%	6.76%

Shareholders’ Equity was $8,208,000 at September 30, 2006 compared to $7,884,000 at December 31, 2005.

Liquidity. Liquidity is our ability to fund both loans and investments in the normal course of business and to provide adequate protection for unexpected deposit withdrawals or other demands for funds without incurring a significant negative impact on profitability. Our primary source of day-to-day liquidity lies in the combination of cash, deposit balances, checks in process of collection, deposit growth and federal funds sold. Federal funds are excess funds that are sold to other banks, generally on a one-day basis. Normal funds from the repayment of loans and investments augment these funds.

Our secondary source of liquidity lies in our investments and deposits in other financial institutions. While our investments are categorized as held-to-maturity, they consist primarily of short-term U S Agency Securities that are readily marketable. The majority of our investment securities mature in five years or less. Interest-bearing deposits in other financial institutions generally mature in two years or less and the volume of this investment decreased for the first nine months.

Off-Balance Sheet Arrangements. Commitments to extend credit, which amounted to $1,000,000 at September 30, 2006 and December 31, 2005, respectively, represent agreements to lend to customers with fixed expiration dates or other termination clauses. Since many of the commitments are expected to expire without being funded, the total commitment amounts do not necessarily represent future liquidity requirements. Standby letters of credit are conditional commitments issued by the Bank guaranteeing the performance of a customer to a third party. Those guarantees are primarily issued to support public and private borrowing arrangements. The Bank had outstanding letters of credit in the amount of $20,000 at September 30, 2006 and December 31, 2005.

Recent Accounting Pronouncements. In June 2005, the FASB issued Statement No. 154, “Accounting Changes and Error Corrections”, which replaces APB Opinion No. 20, “Accounting Changes” and FASB Statement No. 3, “Reporting Accounting Changes in Interim Financial Statements.” Statement No., 154 requires that a voluntary change in accounting principle be applied retrospectively with all prior period financial statements presented on the new accounting principle. Statement No. 154 also requires that a change in method of depreciating or amortizing a long-lived non-financial asset be accounted for prospectively as a change in estimate, and correction of errors in previously issued financial statements should be termed a “restatement.” Statement No. 154 is effective for accounting changes and correction of errors made in fiscal years beginning after December 15, 2005. Management does not expect this accounting pronouncement to have a material impact on the financial statements.

Item 3 - CONTROLS AND PROCEDURES

The Bank maintains a system of disclosure controls and procedures that is designed to ensure that material information is accumulated and communicated to management, including the Bank’s president (who is the Bank’s principal executive officer and principal financial officer), as appropriate to allow timely decisions regarding required disclosure. As required, management, with the participation of the Bank’s president, evaluated the effectiveness of the design and operation of the Bank’s disclosure controls and procedures as of the end of the period covered by this report. Based on this evaluation, the Bank’s president concluded that the Bank’s disclosure controls and procedures were operating effectively to ensure that information required to be disclosed by the Bank in reports that it files or submits under the Securities Exchange Act of 1934, as amended, is recorded, processed, summarized, and reported within the time periods specified in the rules and forms of the SEC.

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Because of the inherent limitations in all control systems, no evaluation of controls can provide absolute assurance that the Bank’s disclosure controls and procedures will detect or uncover every situation involving the failure of persons within the Bank to disclose material information otherwise required to be set forth in the Bank’s periodic reports.

The Bank’s management is also responsible for establishing and maintaining adequate internal control over financial reporting to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. There were no changes in the Bank’s internal control over financial reporting during the Bank’s quarter ended September 30, 2006 that have materially affected, or are reasonably likely to materially affect, the Bank’s internal control over financial reporting.

PART II - OTHER INFORMATION

Item 1 - LEGAL PROCEEDINGS.

There are no material pending legal proceedings to which the Bank is a party or to which the property of the Bank is subject.

Item 2 - UNREGISTERED SALES OF EQUITY SECURITIES AND USE OF PROCEEDS.

None.

Item 3 - DEFAULTS UPON SENIOR SECURITIES.

None.

Item 4 - SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

Item 5 - OTHER INFORMATION

None.

Item 6 - EXHIBITS

Exhibits:

2.1	Agreement and Plan of Merger, dated as of July 28, 2006, by and among Blue Ridge Bank, N.A., Central National Bank, Community National Bank, First National Bank, First National Exchange Bank, Mountain National Bank, Patrick Henry National Bank, Patriot Bank, National Association, Peoples National Bank, Shenandoah National Bank and Carter Bank & Trust (incorporated by reference to Exhibit 2.1 to Form 8-K filed with the Office of the Comptroller of the Currency on July 31, 2006).

3.1	Articles of Association (filed with the Office of the Comptroller of the Currency prior to the opening of the Bank)

3.2	Amended and Restated Bylaws (as amended and restated through February 15, 2005) (incorporated by reference to Exhibit 3.2 to Form 8-K filed with the Office of the Comptroller of the Currency on February 15, 2005)

31	Certification by principal executive officer and principal financial officer pursuant to Rule 13a-14(a)

32	Certification of principal executive officer and principal financial officer pursuant to 18 U.S.C. § 1350

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SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SHENANDOAH NATIONAL BANK

Date: November 13, 2006
Worth Harris Carter, Jr.
Chairman of the Board and President
(Signing on behalf of the registrant and as principal executive and financial officer of the registrant)

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Exhibit 31

CERTIFICATION

I, Worth Harris Carter, Jr., certify that:

1.	I have reviewed this quarterly report on Form 10-QSB of Shenandoah National Bank;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report; and

3.	Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the small business issuer as of, and for, the periods presented in this report.

Date: November 13, 2006
Worth Harris Carter, Jr.
Chairman of the Board and President
(principal executive officer and principal financial officer)

16

Exhibit 32

CERTIFICATION OF

PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350)

The undersigned, as the principal executive officer and principal financial officer of Shenandoah National Bank, certifies that, to the best of his knowledge and belief, the Quarterly Report on Form 10-QSB for the period ended September 30, 2006 which accompanies this certification fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of Shenandoah National Bank at the dates and for the periods indicated. The foregoing certification is made pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350) and shall not be relied upon for any other purpose. The undersigned expressly disclaims any obligation to update the foregoing certification except as required by law.

Date: November 13, 2006
Worth Harris Carter, Jr.
Chairman of the Board and President
(principal executive officer and principal financial officer)

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SPECIAL MEETING OF STOCKHOLDERS

to be held on [March 25], 2008

BANK BUILDING CORPORATION

1300 Kings Mountain Road

Martinsville, Virginia 24112

REVOCABLE PROXY

THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS OF

BANK BUILDING CORPORATION

The undersigned stockholder(s) of Bank Building Corporation, a Virginia Corporation (“Bank Building”), do hereby nominate and appoint Robert W. Conner, Charles E. Hall, Haller G. Prillaman and R. E. Williams, and each of them, with full power to act alone, as proxies, each with full power of substitution and revocation, to vote all shares of the common stock, having no par value per share, of Bank Building that the undersigned is entitled to vote at the special meeting of stockholders of Bank Building to be held on [March 25], 2008, at 1:00 p.m., local time, at the Bank Services of Virginia Operations Center, 320 College Drive, Martinsville, Virginia 24112 (the “Special Meeting”), and at any adjournments or postponements of the Special Meeting, with all powers the undersigned would possess if personally present at the Special Meeting. Except as otherwise indicated, the undersigned authorizes the proxy holders appointed hereby to vote all shares of stock of Bank Building standing in the name of the undersigned stockholder, on the following:

1.	A proposal to approve and adopt the agreement and plan of merger, dated January 8, 2008, between Carter Bank & Trust and Bank Building, the plan of merger attached to the agreement and plan of merger, and the transactions contemplated thereby.

☐ FOR	☐ AGAINST	☐ ABSTAIN

2.	A proposal to adjourn the meeting to a later date or dates, if necessary, to permit further solicitation of proxies in the event there are not sufficient votes at the time of the Special Meeting to approve the matters to be considered by the stockholders at the Special Meeting.

☐ FOR	☐ AGAINST	☐ ABSTAIN

The board of directors of Bank Building recommends a vote “FOR” each of the above items.

In their discretion, the proxy holders are authorized to vote upon any other business that may come before the meeting or any postponement or adjournment thereof.

This proxy may be revoked by the undersigned at any time before it is exercised by (1) written notice to Bank Building at the address listed above stating that you would like to revoke your proxy, (2) executing and delivering to Bank Building a later dated proxy prior to a vote being taken at the Special Meeting or (3) attending the Special Meeting and voting in person. Even if you expect to attend the Special Meeting in person, please return your signed proxy at once in the enclosed envelope.

The undersigned hereby acknowledges receipt of the notice of the Special Meeting and the proxy statement accompanying it. The undersigned hereby revokes all proxies given prior to this date for the Special Meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED BY YOU ABOVE. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 AND 2 AND ACCORDING TO THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY AND ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF.

Dated: , 2008

Signature

Signature (if held jointly)

Please sign exactly as your name appears hereon, date, fold, and mail the proxy in the envelope provided as soon as possible. When shares are held by joint tenants, both must sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If the signer is a corporation, please sign in full corporate name by the president or other authorized officer. If the signer is a partnership, please sign in partnership name by authorized person.